UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

200 Clarendon Street, Boston, MA 02116

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-670-2000

Date of fiscal year end:   July 31, 2013

Date of reporting period:   July 31, 2013

Item 1. Reports to Stockholders.

JULY 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares North American Tech ETF | IGM | NYSE Arca
➢	iShares North American Tech-Multimedia Networking ETF | IGN | NYSE Arca
➢	iShares North American Tech-Software ETF | IGV | NYSE Arca
➢	iShares North American Natural Resources ETF | IGE | NYSE Arca
➢	iShares PHLX Semiconductor ETF | SOXX | NASDAQ
➢	iShares NYSE Composite ETF | NYC | NYSE Arca
➢	iShares NYSE 100 ETF | NY | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

DOMESTIC MARKET OVERVIEW

The U.S. equity market rallied during the 12-month period ended July 31, 2013 (the “reporting period”), despite modest economic growth. Value-oriented stocks generally outperformed growth shares, while smaller-capitalization stocks outperformed their large-capitalization counterparts.

The U.S. Federal Reserve Bank (the “Fed”) continued to provide economic stimulus in the form of bond purchasing and a near-zero interest rate policy, which led investors to embrace riskier assets. Both the beginning and end of the period brought brief periods of volatility relating to monetary policy. In the beginning of the reporting period, the Fed extended its bond purchasing program when the economy showed signs of slower growth. In June 2013, the Fed announced that the economy may be strong enough to reduce its bond purchasing program, its first indication of a step away from the unprecedented monetary policy. Stocks declined sharply, then rebounded after the Fed clarified that tapering bond purchases would be incremental.

Spending by the U.S. government slowed during the period, as budget negotiations trimmed expenditures, moderating economic growth during 2013. Congress compromised regarding the expiration of tax laws and budget sequestration in December 2012, as the economy was facing the “fiscal cliff” (the expiration of certain federal tax cuts and the implementation of automatic U.S. government spending reductions set to take place in early 2013).

The U.S. stock market was also influenced by global forces — the debt crisis in Europe, the slowing Chinese economy and Japanese monetary policy. Debt support measures enacted by the European Central Bank calmed markets in the late summer of 2012. The combination of the resolution in Europe and the Fed’s extension of bond purchases in September 2012 led to a sharp global rally that lifted stocks for the next several months. The rally continued into the first half of 2013, as investors appreciated continued improvement in the U.S. economy and economic stability in China. Another driver was a shift in monetary policy in Japan. In March of 2013, the newly appointed governor of Japan’s central bank, Haruhiko Kuroda, pledged to stimulate the economy through aggressive bond purchases. Equities benefited from the forceful attempt to save Japan, the world’s third largest economy, from its twenty-year economic malaise.

Amid all of the global crosscurrents, the U.S. economy continued to grow at a modest pace with low inflation. Oil prices remained subdued, as North American production increased amid slow global growth. Consumer spending, which comprises roughly two-thirds of the U.S. economy, advanced steadily during the reporting period, supported by an improving job market. The unemployment rate remained somewhat elevated at 8.2% for July 2012, but steady job growth lowered the rate to 7.4% in July 2013, as the U.S. economy added approximately 1.5 million new jobs during the reporting period.

The U.S. economy also experienced a strong rebound in the housing market and continued strength in the corporate sector during the reporting period. Interest rates near record lows, a limited supply of existing homes for sale, and an improving economy drove home prices higher. Corporate America continued to be one of the strongest segments of the U.S. economy, as corporate profits hit record highs and capital spending remained restrained. Slow business spending meant that growth in the technology sector was somewhat disappointing.

Altogether, steady economic growth and stimulative monetary policy were strong enough to propel U.S. equities despite a tumultuous year of economic and political changes. As a result, U.S. stocks outperformed many other international equity markets during the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® NORTH AMERICAN TECH ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.16%	19.24%	19.73%	19.16%	19.24%	19.73%
5 Years	9.06%	9.08%	9.55%	54.31%	54.45%	57.77%
10 Years	7.73%	7.74%	8.23%	110.54%	110.68%	120.47%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,108.10	$2.51	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® NORTH AMERICAN TECH ETF

The iShares North American Tech ETF (the “Fund”), formerly the iShares S&P North American Technology Sector Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Technology Sector IndexTM (the “Index”). The Index measures the performance of U.S.-traded stocks of technology-related companies in the U.S. and Canada. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 19.16%, net of fees, while the total return for the Index was 19.73%.

Technology stocks, as represented by the Index, logged gains during the reporting period despite challenging business conditions, including weakness in capital spending and sluggish economic growth. As a result, many technology companies were forced to conserve cash or seek growth through acquisitions.

Cloud computing continued to shape the software market, creating new opportunities for software and services. Businesses continued to build out their cloud infrastructure during the reporting period. New security considerations for the cloud and mobile networks also created business opportunity for information security software.

Software-as-a-service (“SaaS”) also continued to shift the competitive landscape toward software stored on a shared network. The popularity of SaaS among North American businesses meant most software companies developed strategies to compete in a market with new distribution rules.

In the consumer electronics business, the growth of smart phones and tablets continued to be a source of demand in the technology sector. The shift in consumer preferences toward handheld devices, as opposed to personal computers and laptops, has meant a major shift in the competitive landscape for semiconductor manufacturers, as well as makers of hardware and software.

Data communications equipment continued to provide the majority of the networking industry’s revenue. Internet traffic multiplied due to cell phones, tablets and home-monitoring systems. The improving economy led some of the large telecommunications carriers and internet service providers to invest in next-generation technology. On the downside, North American networking companies continued to face stiff competition from international competitors, which dampened growth.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector*	Percentage of Net Assets

Computers	25.47%
Internet	19.80
Software	19.36
Semiconductors	15.67
Telecommunications	7.23
Commercial Services	5.83
Diversified Financial Services	2.85
Electronics	2.41
Other**	1.27
Short-Term and Other Net Assets	0.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Apple Inc.	8.62%
Microsoft Corp.	7.60
Google Inc. Class A	7.57
International Business Machines Corp.	6.45
Cisco Systems Inc.	4.34
Oracle Corp.	3.77
Intel Corp.	3.68
QUALCOMM Inc.	3.54
Amazon.com Inc.	3.48
Visa Inc. Class A	2.85

TOTAL	51.90%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.
**	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® NORTH AMERICAN TECH-MULTIMEDIA NETWORKING ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	25.16%	25.15%	25.59%	25.16%	25.15%	25.59%
5 Years	1.50%	1.51%	1.82%	7.73%	7.80%	9.45%
10 Years	4.13%	4.15%	4.58%	49.84%	50.17%	56.47%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,009.80	$2.39	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® NORTH AMERICAN TECH-MULTIMEDIA NETWORKING ETF

The iShares North American Tech-Multimedia Networking ETF (the “Fund”), formerly the iShares S&P North American Technology-Multimedia Networking Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Technology-Multimedia Networking IndexTM (the “Index”). The Index measures the performance of U.S.-traded stocks of communication equipment companies in the U.S. and Canada. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 25.16%, net of fees, while the total return for the Index was 25.59%.

The Index delivered a double-digit return, outperforming the broader technology sector. Weakness in capital spending and sluggish economic growth created challenging business conditions during the reporting period. As a result, many technology companies were forced to conserve cash or seek growth through acquisitions.

The Index posted solid performance during the first half of the reporting period, as investors anticipated improving business spending. Disappointing earnings reports in the first quarter of 2013 led to a sharp decline. In May 2013, industry leaders announced the beginning of a turnaround in business prospects after a long stretch of lackluster demand. Those announcements helped the stocks in the networking industry bounce back during the last two months of the reporting period.

Data communications equipment continued to provide the majority of the industry’s revenue. The bridges, gateways, modems and routers guide traffic on the internet. Internet traffic multiplied due to cell phones, tablets and home-monitoring systems. The improving economy led some of the large telecommunications carriers and internet service providers to invest in the next-generation networking technologies. On the downside, North American networking companies continued to face stiff competition from international competitors, which dampened growth.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Telecommunication Equipment	23.66%
Networking Products	18.52
Wireless Equipment	17.53
Telecommunication Equipment Fiber Optics	10.65
Semiconductor Components/Integrated Circuits	8.79
Computer–Integrated Systems	8.34
Internet Infrastructure Software	5.23
Computers	4.76
Satellite Telecommunications	2.38
Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Juniper Networks Inc.	9.48%
Cisco Systems Inc.	8.85
QUALCOMM Inc.	8.79
Motorola Solutions Inc.	8.09
F5 Networks Inc.	5.23
Harris Corp.	5.10
Blackberry Ltd.	4.76
JDS Uniphase Corp.	4.58
Brocade Communications Systems Inc.	4.51
ViaSat Inc.	4.11

TOTAL	63.50%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® NORTH AMERICAN TECH-SOFTWARE ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.84%	23.90%	24.31%	23.84%	23.90%	24.31%
5 Years	9.18%	9.17%	9.59%	55.13%	55.05%	58.06%
10 Years	8.91%	8.91%	9.39%	134.69%	134.80%	145.43%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,100.50	$2.50	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® NORTH AMERICAN TECH-SOFTWARE ETF

The iShares North American Tech-Software ETF (the “Fund”), formerly the iShares S&P North American Technology-Software Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Technology-Software IndexTM (the “Index”). The Index measures the performance of U.S.-traded stocks of software-related companies in the U.S. and Canada. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 23.84%, net of fees, while the total return for the Index was 24.31%.

The Index generated solid performance during the reporting period. Cloud computing, mobile devices, social media and big data continued to be the most exciting growth opportunities for the software industry.

Cloud computing continued to shape the software market, creating new opportunities for software and services. Businesses built out their cloud infrastructure to keep up with demand during the reporting period. New security considerations for the cloud and mobile networks also created business opportunity for information security software. Cyber threats that sought to crash networks and steal customer information continued to make headlines.

Software-as-a-service (“SaaS”) also continued to shift the competitive landscape to software stored on a network. The popularity of SaaS among global businesses forced most software companies to compete in a market with new distribution rules. Software vendors have increased their presence in the market by becoming strategic partners, as opposed to technology providers. The shift to SaaS also means companies can now choose individual pieces of software, as opposed to purchasing an entire suite of software products, intensifying competition in the industry.

Acquisitions continued to be a major theme driving the software industry, as larger companies attempted to purchase promising software technology. Cloud computing, health care and finance-related software, and voice-recognition technology were significant sources of merger and acquisition activity. Acquisition activity slowed somewhat during the second half of the reporting period.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Applications Software	33.61%
Enterprise Software/Services	20.21
Electronic Forms	7.61
Internet Security	6.71
Computer–Aided Design	5.91
Entertainment Software	5.50
Electronic Design Automation	3.77
Software Tools	2.26
Transactional Software	2.17
Data Processing/Management	1.95
Computer–Integrated Systems	1.53
Multi-Media	1.42
Internet Infrastructure Software	1.25
Computer Software	1.17
Internet Applications Software	1.16
Other*	3.75
Short-Term and Other Net Assets	0.02

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Salesforce.com Inc.	7.61%
Adobe Systems Inc.	7.61
Oracle Corp.	7.52
Microsoft Corp.	7.30
Symantec Corp.	5.96
Intuit Inc.	5.72
Citrix Systems Inc.	4.32
CA Inc.	3.16
Red Hat Inc.	3.15
Autodesk Inc.	2.55

TOTAL	54.90%

*	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® NORTH AMERICAN NATURAL RESOURCES ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.84%	13.01%	13.44%	12.84%	13.01%	13.44%
5 Years	0.01%	0.04%	0.45%	0.04%	0.21%	2.27%
10 Years	12.21%	12.23%	12.74%	216.44%	216.97%	231.73%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,014.40	$2.40	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® NORTH AMERICAN NATURAL RESOURCES ETF

The iShares North American Natural Resources ETF (the “Fund”), formerly the iShares S&P North American Natural Resources Sector Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector IndexTM (the “Index”). The Index measures the performance of U.S.-traded stocks of natural resource-related companies in the U.S. and Canada. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 12.84%, net of fees, while the total return for the Index was 13.44%.

Natural resources stocks, as represented by the Index, posted a double-digit return, but lagged many other sectors of the stock market during the reporting period. The combination of modest economic growth and substantial increases in the supply of oil and natural gas limited prices.

The underlying commodities market experienced mixed performance. Oil finished the reporting period higher due to a rally late in the reporting period. Oil reserves hit record highs, as improved drilling technology helped increase North American production. Natural gas prices stabilized during the year, reflecting a moderation in new natural gas drilling rigs. The precious metals sector declined sharply during the reporting period. The Fed announced that its bond purchasing program may be winding down, which meant that gold and silver lost some of their allure as a safe-haven store of value in the era of quantitative easing. Industrial metals also declined due to slow economic growth. Meanwhile, agricultural commodities fell due to unfavorable seasonal weather patterns.

Natural resources stocks tend to broadly follow the contours of the underlying commodities involved in their businesses. The Index held approximately 85% of its holdings in energy-related companies, which helped performance during the reporting period. The Index held the balance of its assets in stocks with exposure to other commodities. The second largest industry concentration and largest negative contributor to Index performance was the precious metals industry, which declined with gold and silver prices.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector*	Percentage of Net Assets

Oil & Gas	63.54%
Oil & Gas Services	15.69
Mining	9.64
Pipelines	3.97
Packaging & Containers	2.80
Forest Products & Paper	1.77
Other**	2.40
Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Chevron Corp.	7.61%
Exxon Mobil Corp.	7.55
Schlumberger Ltd.	6.02
ConocoPhillips	4.42
Occidental Petroleum Corp.	4.00
Suncor Energy Inc.	2.66
Anadarko Petroleum Corp.	2.47
Halliburton Co.	2.35
EOG Resources Inc.	2.21
Phillips 66	2.12

TOTAL	41.41%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.
**	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® PHLX SEMICONDUCTOR ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	26.15%	26.27%	26.76%	26.15%	26.27%	26.76%
5 Years	7.82%	7.84%	8.16%	45.72%	45.86%	47.99%
10 Years	3.64%	3.66%	4.06%	43.03%	43.23%	48.88%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through October 14, 2010 reflects the performance of the S&P North American Technology-Semiconductors Index. Index performance beginning on October 15, 2010 reflects the performance of the PHLX Semiconductor Sector Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,165.80	$2.58	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® PHLX SEMICONDUCTOR ETF

The iShares PHLX Semiconductor ETF (the “Fund”), formerly the iShares PHLX SOX Semiconductor Sector Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the PHLX Semiconductor Sector IndexSM (the “Index”). The Index measures the performance of U.S.-traded securities of companies engaged in the semiconductor business. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 26.15%, net of fees, while the total return for the Index was 26.76%.

Semiconductor stocks, as represented by the Index, posted solid performance during the reporting period. The stable U.S. economy helped the business environment for the semiconductor sector. The industry experienced solid growth in the consumer electronics and sustainable energy areas, while the traditional personal computer business continued to be the most challenging segment of the semiconductor market.

In the consumer electronics business, the growth of smart phones and tablets continued to be a source of demand, as well as a significant challenge for companies that make semiconductor components for hand-held computing. Many semiconductor companies see their revenues get “cannibalized” when new tablet chips must replace old personal computer chips, while companies that focus on tablet chips have experienced a competitive advantage. The shift in consumer preference toward hand-held devices has widened the competitive landscape, forcing the larger, more entrenched semiconductor companies to compete with relatively new and smaller companies.

The traditional personal computer business remained the least encouraging portion of the semiconductor market during the reporting period. The shift to hand-held devices, moderate consumer spending and slow business spending continued to present challenges for the personal computer market. The introduction of new software and operating systems during the reporting period did not provide a significant growth catalyst to semiconductor companies.

The sustainable energy area continued to grow during the reporting period, as consumers and businesses demanded higher energy efficiency. Semiconductor companies contribute to this trend by making devices that reduce power usage, provide efficient lighting and solar energy solutions.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Electronic Components–Semiconductors	52.91%
Semiconductor Components/Integrated Circuits	22.19
Semiconductor Equipment	20.17
Computers–Memory Devices	3.67
Wireless Equipment	0.97
Short-Term and Other Net Assets	0.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Texas Instruments Inc.	8.59%
Applied Materials Inc.	8.44
Intel Corp.	7.55
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	7.15
Broadcom Corp. Class A	6.04
Xilinx Inc.	4.52
Micron Technology Inc.	4.46
Cree Inc.	4.41
Linear Technology Corp.	4.25
Altera Corp.	4.21

TOTAL	59.62%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® NYSE COMPOSITE ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	24.35%	24.42%	24.75%	24.35%	24.42%	24.75%
5 Years	5.07%	5.05%	5.19%	28.03%	27.92%	28.77%
Since Inception	6.46%	6.45%	6.61%	79.45%	79.31%	81.70%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/30/04. The first day of secondary market trading was 4/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,088.40	$1.29	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® NYSE COMPOSITE ETF

The iShares NYSE Composite ETF (the “Fund”), formerly the iShares NYSE Composite Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the NYSE Composite Index® (the “Index”). The Index measures the performance of all common stocks, American Depositary Receipts (ADRs), real estate investment trusts (REITs) and tracking stocks listed on the New York Stock Exchange (NYSE). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 24.35%, net of fees, while the total return for the Index was 24.75%.

The Index posted a solid return for the reporting period. Steady economic growth, record profit margins, and highly accommodative monetary policy throughout the world drove the stock market rally. The largest positive contributor to Index returns was financials, as the sector continued to benefit from low borrowing costs, improving credit conditions and advancing capital markets. The consumer discretionary sector also advanced, as steady consumer spending and employment gains drove performance. The healthcare and industrials sectors performed well during the reporting period, rounding out the top contributors. The information technology sector also contributed to performance despite ongoing concerns about slow business spending.

On the other end of the spectrum, materials and telecommunications stocks both posted positive returns, but lagged the other sectors in the Index. The relatively stable utilities sector also lagged somewhat, as investors favored riskier stocks. Energy stocks also rose, but trailed other sectors. Growing North American production elevated oil and gas supply, while moderate global growth dampened energy demand.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector*	Percentage of Net Assets

Financial	23.37%
Consumer Non-Cyclical	20.66
Energy	13.64
Industrial	11.40
Consumer Cyclical	9.40
Communications	7.56
Basic Materials	5.57
Technology	4.65
Utilities	3.44
Diversified	0.04
Short-Term and Other Net Assets	0.27

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Exxon Mobil Corp.	2.09%
Johnson & Johnson	1.32
General Electric Co.	1.26
Chevron Corp.	1.22
Wells Fargo & Co.	1.15
Procter & Gamble Co. (The)	1.10
Berkshire Hathaway Inc. Class B	1.09
International Business Machines Corp.	1.08
China Mobile Ltd. SP ADR	1.06
HSBC Holdings PLC SP ADR	1.06

TOTAL	12.43%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® NYSE 100 ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	24.66%	24.84%	24.99%	24.66%	24.84%	24.99%
5 Years	6.70%	6.69%	6.89%	38.33%	38.24%	39.54%
Since Inception	5.22%	5.22%	5.41%	60.90%	60.85%	63.56%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/29/04. The first day of secondary market trading was 4/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,130.20	$1.06	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® NYSE 100 ETF

The iShares NYSE 100 ETF (the “Fund”), formerly the iShares NYSE 100 Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the NYSE U.S. 100 Index® (the “Index”). The Index measures the performance of the largest 100 U.S. companies, based on market capitalization, listed on the New York Stock Exchange (NYSE). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 24.66%, net of fees, while the total return for the Index was 24.99%.

The Index posted a solid return with all of the sectors in the Index posting positive returns during the reporting period. Steady economic growth, record profit margins, and highly accommodative monetary policy throughout the world drove the stock market rally.

The largest positive contributor to the Index’s performance was financials, as the sector continued to benefit from low borrowing costs, improving credit conditions and advancing capital markets. The financials sector was the best performing sector and the largest weight in the Fund on average, leading to a solid contribution to return. The consumer discretionary sector posted the second highest sector return, as solid consumer spending and steady employment gains drove performance. The healthcare and industrials sectors also generated solid returns during the reporting period, rounding out the top contributors. The information technology sector also contributed to performance despite ongoing concerns about slow business spending.

On the other end of the spectrum, materials and telecommunications stocks both posted single-digit positive returns during the reporting period, but lagged the other sectors in the Index. The relatively stable utilities sector also lagged somewhat, as investors favored riskier stocks. Energy stocks posted solid gains, but trailed other sectors. Growing North American production elevated oil and gas supply, while moderate global growth dampened energy demand.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	25.42%
Financial	21.00
Energy	14.76
Industrial	12.82
Consumer Cyclical	9.92
Communications	6.31
Technology	4.66
Basic Materials	3.08
Utilities	1.89
Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Exxon Mobil Corp.	5.28%
Johnson & Johnson	3.33
General Electric Co.	3.19
Chevron Corp.	3.09
Wells Fargo & Co.	2.92
Procter & Gamble Co. (The)	2.79
International Business Machines Corp.	2.74
J.P. Morgan Chase & Co.	2.64
Pfizer Inc.	2.47
AT&T Inc.	2.40

TOTAL	30.85%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2013 and held through July 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® NORTH AMERICAN TECH ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.89%

COMMERCIAL SERVICES — 5.83%
Alliance Data Systems Corp.[a,b]	9,160	$1,811,665
Automatic Data Processing Inc.	90,149	6,498,841
Booz Allen Hamilton Holding Corp.	6,981	149,254
Cardtronics Inc.[a,b]	8,281	243,958
Convergys Corp.	19,354	366,371
CoreLogic Inc.[a]	17,824	497,290
CoStar Group Inc.[a]	4,996	782,124
Euronet Worldwide Inc.[a]	8,731	321,388
FleetCor Technologies Inc.[a]	12,281	1,102,465
Gartner Inc.[a]	17,408	1,044,654
Genpact Ltd.	25,341	516,703
Global Payments Inc.	14,433	668,392
Heartland Payment Systems Inc.	6,837	255,088
Lender Processing Services Inc.	15,735	514,220
MasterCard Inc. Class A	19,432	11,865,373
MAXIMUS Inc.	12,706	477,873
Paychex Inc.	60,119	2,371,093
SAIC Inc.	52,913	809,040
TeleTech Holdings Inc.[a]	4,070	101,953
Total System Services Inc.	29,960	821,204
Vantiv Inc. Class Aa	16,662	434,712
Western Union Co.	103,726	1,862,919
WEX Inc.[a]	7,223	627,968

		34,144,548
COMPUTERS — 25.47%
3D Systems Corp.[a,b]	17,237	814,104
Accenture PLC Class A	120,794	8,915,805
Apple Inc.	111,582	50,490,855
Blackberry Ltd.[a,b]	77,220	681,853
Brocade Communications Systems Inc.[a]	83,570	556,576
CACI International Inc. Class Aa,b	4,223	280,407
Cadence Design Systems Inc.[a]	52,520	765,742
Cognizant Technology Solutions Corp. Class Aa	56,124	4,062,816
Computer Sciences Corp.	27,981	1,333,574
Dell Inc.	272,943	3,458,188
Diebold Inc.	11,675	381,306
DST Systems Inc.	5,611	392,938
Electronics For Imaging Inc.[a,b]	8,598	258,198
EMC Corp.	390,436	10,209,901
Fortinet Inc.[a]	24,764	526,235

Security	Shares	Value

Fusion-io Inc.[a,b]	13,041	$188,051
Hewlett-Packard Co.	358,391	9,203,481
iGATE Corp.[a]	5,573	129,907
International Business Machines Corp.	193,708	37,780,808
j2 Global Inc.	8,107	371,057
Jack Henry & Associates Inc.	16,063	775,843
Lexmark International Inc. Class A	11,787	441,895
Manhattan Associates Inc.[a]	3,645	321,999
Mentor Graphics Corp.	17,557	360,445
MICROS Systems Inc.[a]	14,606	711,750
NCR Corp.[a]	30,527	1,098,972
NetApp Inc.	66,958	2,753,313
NetScout Systems Inc.[a,b]	6,787	180,059
RealD Inc.[a]	8,129	86,574
Riverbed Technology Inc.[a]	30,626	478,991
SanDisk Corp.[a]	45,253	2,494,345
Seagate Technology PLC	59,335	2,427,395
Spansion Inc. Class Aa	8,562	101,032
Synaptics Inc.[a,b]	6,003	240,120
Synopsys Inc.[a]	28,684	1,062,455
Syntel Inc.	3,135	225,030
Teradata Corp.[a]	30,422	1,798,549
Unisys Corp.[a,b]	8,168	211,878
Western Digital Corp.	39,595	2,549,126

		149,121,573
DISTRIBUTION & WHOLESALE — 0.26%
Arrow Electronics Inc.[a]	19,515	890,860
Ingram Micro Inc. Class Aa	27,995	639,126

		1,529,986
DIVERSIFIED FINANCIAL SERVICES — 2.85%
Visa Inc. Class A	94,195	16,673,457

		16,673,457
ELECTRICAL COMPONENTS & EQUIPMENT — 0.25%
Littelfuse Inc.	4,121	329,639
Molex Inc.	25,825	770,360
SunPower Corp.[a,b]	5,801	160,398
Universal Display Corp.[a,b]	7,651	221,496

		1,481,893
ELECTRONICS — 2.41%
Amphenol Corp. Class A	29,764	2,338,260
Avnet Inc.[a]	25,545	962,280
AVX Corp.	8,780	112,296
Benchmark Electronics Inc.[a]	10,299	227,814

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® NORTH AMERICAN TECH ETF

July 31, 2013

Security	Shares	Value

Celestica Inc.[a]	30,830	$326,181
Coherent Inc.	4,558	258,348
FEI Co.[b]	7,209	558,337
FLIR Systems Inc.	26,462	859,221
Itron Inc.[a]	7,333	316,199
Jabil Circuit Inc.	34,303	788,626
National Instruments Corp.	17,669	498,089
OSI Systems Inc.[a,b]	3,512	247,210
Plexus Corp.[a]	6,432	224,927
Rofin-Sinar Technologies Inc.[a]	5,257	121,489
Sanmina Corp.[a]	15,363	252,875
TE Connectivity Ltd.	77,301	3,945,443
Tech Data Corp.[a]	6,968	357,737
Trimble Navigation Ltd.[a]	47,612	1,358,847
Vishay Intertechnology Inc.[a]	24,341	350,267

		14,104,446
ENTERTAINMENT — 0.05%
Dolby Laboratories Inc. Class Ab	8,868	291,668

		291,668
HOME FURNISHINGS — 0.04%
TiVo Inc.[a]	22,805	251,995

		251,995
INTERNET — 19.80%
Amazon.com Inc.[a]	67,690	20,389,582
AOL Inc.	14,361	529,059
Bankrate Inc.[a,b]	7,693	137,936
BroadSoft Inc.[a,b]	5,231	156,093
Dealertrack Technologies Inc.[a,b]	7,911	295,871
eBay Inc.[a]	217,096	11,221,692
Equinix Inc.[a]	9,179	1,646,254
Expedia Inc.	17,416	820,816
F5 Networks Inc.[a]	14,656	1,286,211
Facebook Inc. Class Aa	103,422	3,809,032
Google Inc. Class Aa	49,944	44,330,294
Groupon Inc.[a,b]	50,442	446,916
HomeAway Inc.[a]	6,099	183,641
IAC/InterActiveCorp	14,300	723,723
LinkedIn Corp. Class Aa	12,932	2,635,412
Liquidity Services Inc.[a,b]	4,479	127,652
Netflix Inc.[a,b]	10,434	2,548,191
OpenTable Inc.[a]	4,249	270,576
Pandora Media Inc.[a]	18,484	338,997
Priceline.com Inc.[a]	9,587	8,395,048
Rackspace Hosting Inc.[a,b]	20,582	932,159
Sapient Corp.[a]	20,818	285,415

Security	Shares	Value

Shutterfly Inc.[a,b]	6,003	$321,701
Sourcefire Inc.[a]	5,642	425,576
Splunk Inc.[a]	5,171	258,602
Symantec Corp.	129,553	3,456,474
TIBCO Software Inc.[a]	29,008	723,460
TripAdvisor Inc.[a,b]	20,524	1,539,710
ValueClick Inc.[a]	13,342	326,078
VeriSign Inc.[a]	28,079	1,343,299
VirnetX Holding Corp.[a,b]	7,909	150,825
WebMD Health Corp.[a,b]	9,069	299,368
Yahoo! Inc.[a]	177,254	4,979,065
Yelp Inc.[a]	3,055	127,699
Zillow Inc. Class Aa,b	2,631	194,378
Zynga Inc. Class Aa	88,211	262,869

		115,919,674
MACHINERY — 0.15%
Cognex Corp.	7,552	401,087
Zebra Technologies Corp. Class Aa	9,489	438,107

		839,194
MEDIA — 0.14%
FactSet Research Systems Inc.	7,497	818,522

		818,522
OFFICE & BUSINESS EQUIPMENT — 0.38%
Xerox Corp.	228,138	2,212,939

		2,212,939
SEMICONDUCTORS — 15.67%
Advanced Micro Devices Inc.[a,b]	113,875	429,309
Altera Corp.	59,628	2,120,372
Analog Devices Inc.	57,311	2,828,871
Applied Materials Inc.	223,151	3,639,593
Atmel Corp.[a]	79,974	631,795
Avago Technologies Ltd.	40,201	1,474,573
Broadcom Corp. Class A	97,601	2,690,859
Cabot Microelectronics Corp.[a]	4,316	159,606
Cavium Inc.[a,b]	9,546	349,002
Cirrus Logic Inc.[a,b]	11,996	231,283
Cree Inc.[a]	21,929	1,532,837
Cypress Semiconductor Corp.	24,735	315,866
Diodes Inc.[a,b]	6,736	184,634
Entegris Inc.[a,b]	25,576	243,739
Fairchild Semiconductor International Inc.[a]	23,503	296,608
First Solar Inc.[a,b]	12,298	605,553
Freescale Semiconductor Ltd.[a]	9,331	146,497

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NORTH AMERICAN TECH ETF

July 31, 2013

Security	Shares	Value

Hittite Microwave Corp.[a]	5,014	$313,275
Integrated Device Technology Inc.[a,b]	27,463	247,442
Intel Corp.	923,897	21,526,800
International Rectifier Corp.[a]	12,902	311,067
Intersil Corp. Class A	23,574	240,690
KLA-Tencor Corp.	30,836	1,807,915
Lam Research Corp.[a]	30,286	1,490,677
Linear Technology Corp.	43,370	1,759,087
LSI Corp.[a]	102,527	797,660
Marvell Technology Group Ltd.	80,313	1,041,660
Maxim Integrated Products Inc.	54,202	1,550,177
Microchip Technology Inc.	36,663	1,456,988
Micron Technology Inc.[a]	191,570	2,538,302
Microsemi Corp.[a,b]	17,089	421,415
MKS Instruments Inc.	9,679	262,494
NVIDIA Corp.	107,716	1,554,342
OmniVision Technologies Inc.[a,b]	10,176	165,462
ON Semiconductor Corp.[a]	83,612	688,963
PMC-Sierra Inc.[a]	37,867	250,111
Power Integrations Inc.	5,408	298,251
QLogic Corp.[a]	16,813	185,111
QUALCOMM Inc.	321,135	20,729,264
Rambus Inc.[a,b]	21,223	206,924
Rovi Corp.[a]	19,117	430,706
Semtech Corp.[a]	12,552	379,698
Silicon Laboratories Inc.[a]	7,259	283,536
Skyworks Solutions Inc.[a]	35,424	850,884
SunEdison Inc.[a,b]	43,108	434,529
Teradyne Inc.[a,b]	35,529	585,873
Tessera Technologies Inc.	9,655	193,776
Texas Instruments Inc.	206,269	8,085,745
TriQuint Semiconductor Inc.[a]	30,017	239,836
Veeco Instruments Inc.[a]	7,339	255,104
Xilinx Inc.	49,071	2,291,125

		91,755,886
SOFTWARE — 19.36%
ACI Worldwide Inc.[a,b]	7,290	345,182
Activision Blizzard Inc.	78,933	1,419,215
Acxiom Corp.[a]	13,648	351,709
Adobe Systems Inc.[a]	93,344	4,413,304
Advent Software Inc.	5,933	174,608
Akamai Technologies Inc.[a]	32,986	1,556,939
ANSYS Inc.[a]	17,337	1,384,186
Aspen Technology Inc.[a,b]	17,392	565,936

Security	Shares	Value

Autodesk Inc.[a]	41,917	$1,483,443
Blackbaud Inc.	8,498	298,195
BMC Software Inc.[a]	24,511	1,126,771
Broadridge Financial Solutions Inc.	22,424	648,951
CA Inc.	61,668	1,834,006
Citrix Systems Inc.[a]	34,765	2,503,775
CommVault Systems Inc.[a]	8,022	677,297
Compuware Corp.	39,588	448,928
Concur Technologies Inc.[a,b]	8,494	755,032
Cornerstone OnDemand Inc.[a,b]	5,905	260,056
Electronic Arts Inc.[a]	55,970	1,461,936
Fair Isaac Corp.	6,665	332,983
Fidelity National Information Services Inc.	54,453	2,350,191
Fiserv Inc.[a]	24,787	2,385,501
Guidewire Software Inc.[a]	5,429	237,573
Informatica Corp.[a]	20,113	767,713
Intuit Inc.	51,822	3,312,462
Jive Software Inc.[a]	4,711	63,222
ManTech International Corp. Class Ab	4,322	127,672
Microsoft Corp.	1,396,852	44,461,799
MicroStrategy Inc. Class Aa	1,686	160,187
NetSuite Inc.[a]	5,350	502,311
Nuance Communications Inc.[a]	47,204	885,547
Open Text Corp.	10,918	770,047
Oracle Corp.	682,902	22,091,880
Pegasystems Inc.	3,134	112,511
Progress Software Corp.[a,b]	10,323	264,166
PTC Inc.[a,b]	22,308	604,101
QLIK Technologies Inc.[a]	13,646	427,393
RealPage Inc.[a,b]	6,842	137,935
Red Hat Inc.[a]	35,304	1,827,688
Salesforce.com Inc.[a]	100,932	4,415,775
SolarWinds Inc.[a]	11,458	406,644
Solera Holdings Inc.	12,846	731,066
SS&C Technologies Holdings Inc.[a]	10,694	382,631
Synchronoss Technologies Inc.[a]	5,047	174,071
SYNNEX Corp.[a,b]	4,955	245,372
Take-Two Interactive Software Inc.[a]	17,255	302,480
Tyler Technologies Inc.[a]	5,085	379,443
Ultimate Software Group Inc. (The)[a,b]	5,307	718,037
VeriFone Systems Inc.[a]	20,042	382,201

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® NORTH AMERICAN TECH ETF

July 31, 2013

Security	Shares	Value

Verint Systems Inc.[a]	9,717	$347,674
VMware Inc. Class Aa	15,870	1,304,355

		113,322,100
TELECOMMUNICATIONS — 7.23%
ADTRAN Inc.	11,108	293,584
Anixter International Inc.[a]	5,034	418,023
ARRIS Group Inc.[a]	21,353	321,149
Aruba Networks Inc.[a,b]	19,928	354,320
Ciena Corp.[a,b]	18,972	418,522
Cisco Systems Inc.	993,279	25,378,278
Corning Inc.	274,456	4,168,987
EchoStar Corp. Class Aa	7,344	293,466
Finisar Corp.[a,b]	16,939	327,431
Harris Corp.	20,419	1,165,312
Infinera Corp.[a,b]	21,082	230,005
InterDigital Inc.	7,716	306,557
IPG Photonics Corp.	5,319	323,927
Ixia[a,b]	9,962	138,472
JDS Uniphase Corp.[a]	43,820	642,839
Juniper Networks Inc.[a]	94,252	2,042,441
Motorola Solutions Inc.	50,557	2,772,040
NETGEAR Inc.[a]	7,090	211,353
NeuStar Inc. Class Aa	11,031	618,619
Palo Alto Networks Inc.[a]	6,172	302,058
Plantronics Inc.	7,951	369,642
Polycom Inc.[a]	32,272	308,520
RF Micro Devices Inc.[a,b]	52,182	270,825
Tellabs Inc.	61,302	137,317
ViaSat Inc.[a]	7,542	503,730

		42,317,417

TOTAL COMMON STOCKS
(Cost: $517,301,744)		584,785,298

SHORT-TERM INVESTMENTS — 3.08%

MONEY MARKET FUNDS — 3.08%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[c,d,e]	16,271,530	16,271,530
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	1,041,933	1,041,933

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	730,209	$730,209

		18,043,672

TOTAL SHORT-TERM INVESTMENTS
(Cost: $18,043,672)		18,043,672

TOTAL INVESTMENTS IN SECURITIES — 102.97%
(Cost: $535,345,416)		602,828,970
Other Assets, Less Liabilities — (2.97)%		(17,383,663)

NET ASSETS — 100.00%		$585,445,307

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® NORTH AMERICAN TECH-MULTIMEDIA NETWORKING ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.86%

COMPUTER — INTEGRATED SYSTEMS — 8.34%
Brocade Communications Systems Inc.[a]	1,541,351	$10,265,398
Riverbed Technology Inc.[a]	558,447	8,734,111

		18,999,509
COMPUTERS — 4.76%
Blackberry Ltd.[a,b]	1,228,598	10,848,520

		10,848,520
INTERNET INFRASTRUCTURE SOFTWARE — 5.23%
F5 Networks Inc.[a]	135,672	11,906,575

		11,906,575
NETWORKING PRODUCTS — 18.52%
Cisco Systems Inc.	789,344	20,167,739
Infinera Corp.[a,b]	395,985	4,320,196
Ixia[a,b]	185,132	2,573,335
NETGEAR Inc.[a,b]	131,644	3,924,308
Palo Alto Networks Inc.[a,b]	113,394	5,549,502
Polycom Inc.[a]	589,539	5,635,993

		42,171,073
SATELLITE TELECOMMUNICATIONS — 2.38%
EchoStar Corp. Class Aa	135,778	5,425,689

		5,425,689
SEMICONDUCTOR COMPONENTS/INTEGRATED CIRCUITS — 8.79%
QUALCOMM Inc.	310,081	20,015,728

		20,015,728
TELECOMMUNICATION EQUIPMENT — 23.66%
ADTRAN Inc.	202,549	5,353,370
ARRIS Group Inc.[a,b]	390,816	5,877,873
Harris Corp.	203,468	11,611,919
Juniper Networks Inc.[a]	997,024	21,605,510
Plantronics Inc.	147,917	6,876,661
Tellabs Inc.	1,141,909	2,557,876

		53,883,209
TELECOMMUNICATION EQUIPMENT FIBER OPTICS — 10.65%
Ciena Corp.[a,b]	346,938	7,653,452
Finisar Corp.[a,b]	319,273	6,171,547
JDS Uniphase Corp.[a]	711,784	10,441,872

		24,266,871

Security	Shares	Value

WIRELESS EQUIPMENT — 17.53%
Aruba Networks Inc.[a,b]	369,905	$6,576,911
InterDigital Inc.	140,622	5,586,912
Motorola Solutions Inc.	335,944	18,419,810
ViaSat Inc.[a]	140,028	9,352,470

		39,936,103

TOTAL COMMON STOCKS
(Cost: $252,795,427)		227,453,277

SHORT-TERM INVESTMENTS — 9.86%

MONEY MARKET FUNDS — 9.86%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[c,d,e]	20,767,443	20,767,443
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	1,329,825	1,329,825
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	360,088	360,088

		22,457,356

TOTAL SHORT-TERM INVESTMENTS
(Cost: $22,457,356)		22,457,356

TOTAL INVESTMENTS IN SECURITIES — 109.72%
(Cost: $275,252,783)		249,910,633
Other Assets, Less Liabilities — (9.72)%		(22,128,033)

NET ASSETS — 100.00%		$227,782,600

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® NORTH AMERICAN TECH-SOFTWARE ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.98%

APPLICATIONS SOFTWARE — 33.61%
Citrix Systems Inc.[a]	437,727	$31,525,099
Compuware Corp.	499,478	5,664,080
Intuit Inc.	652,904	41,733,624
Microsoft Corp.	1,672,814	53,245,670
NetSuite Inc.[a,b]	67,324	6,321,050
Nuance Communications Inc.[a,b]	594,624	11,155,146
Progress Software Corp.[a]	128,802	3,296,043
PTC Inc.[a]	279,657	7,573,112
RealPage Inc.[a,b]	87,596	1,765,935
Red Hat Inc.[a]	443,515	22,960,772
Salesforce.com Inc.[a,b]	1,269,601	55,545,044
Verint Systems Inc.[a]	122,853	4,395,680

		245,181,255
AUDIO/VIDEO PRODUCTS — 0.45%
TiVo Inc.[a]	294,402	3,253,142

		3,253,142
COMMUNICATIONS SOFTWARE — 0.81%
Jive Software Inc.[a]	60,748	815,238
SolarWinds Inc.[a]	144,320	5,121,917

		5,937,155
COMPUTER — AIDED DESIGN — 5.91%
ANSYS Inc.[a]	218,031	17,407,595
Aspen Technology Inc.[a]	219,215	7,133,256
Autodesk Inc.[a]	525,856	18,610,044

		43,150,895
COMPUTER — INTEGRATED SYSTEMS — 1.53%
MICROS Systems Inc.[a,b]	183,997	8,966,174
NetScout Systems Inc.[a,b]	83,226	2,207,986

		11,174,160
COMPUTER DATA SECURITY — 0.92%
Fortinet Inc.[a]	315,019	6,694,154

		6,694,154
COMPUTER SERVICES — 0.55%
Manhattan Associates Inc.[a]	45,470	4,016,820

		4,016,820
COMPUTER SOFTWARE — 1.17%
Blackbaud Inc.	106,920	3,751,823
SS&C Technologies Holdings Inc.[a]	134,595	4,815,809

		8,567,632

Security	Shares	Value

DATA PROCESSING/MANAGEMENT — 1.95%
CommVault Systems Inc.[a]	101,116	$8,537,224
Fair Isaac Corp.	83,999	4,196,590
Pegasystems Inc.	40,844	1,466,299

		14,200,113
ELECTRONIC COMPONENTS — SEMICONDUCTORS — 0.75%
Rovi Corp.[a]	241,935	5,450,796

		5,450,796
ELECTRONIC DESIGN AUTOMATION — 3.77%
Cadence Design Systems Inc.[a]	661,976	9,651,610
Mentor Graphics Corp.	221,966	4,556,962
Synopsys Inc.[a]	359,685	13,322,732

		27,531,304
ELECTRONIC FORMS — 7.61%
Adobe Systems Inc.[a]	1,174,150	55,513,812

		55,513,812
ENTERPRISE SOFTWARE/SERVICES — 20.21%
Advent Software Inc.[b]	75,633	2,225,879
BMC Software Inc.[a]	309,840	14,243,345
CA Inc.	774,811	23,042,879
Concur Technologies Inc.[a,b]	107,091	9,519,319
Guidewire Software Inc.[a]	68,564	3,000,361
Informatica Corp.[a]	252,814	9,649,911
MicroStrategy Inc. Class Aa	20,923	1,987,894
Open Text Corp.	137,093	9,669,169
Oracle Corp.	1,695,769	54,858,127
QLIK Technologies Inc.[a,b]	175,148	5,485,635
Tyler Technologies Inc.[a]	63,425	4,732,774
Ultimate Software Group Inc. (The)[a,b]	66,760	9,032,628

		147,447,921
ENTERTAINMENT SOFTWARE — 5.50%
Activision Blizzard Inc.	993,384	17,861,044
Electronic Arts Inc.[a]	707,926	18,491,027
Take-Two Interactive Software Inc.[a,b]	214,613	3,762,166

		40,114,237
INTERNET APPLICATIONS SOFTWARE — 1.16%
Splunk Inc.[a]	64,969	3,249,100
VirnetX Holding Corp.[a,b]	97,985	1,868,574
Zynga Inc. Class Aa,b	1,131,229	3,371,062

		8,488,736

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NORTH AMERICAN TECH-SOFTWARE ETF

July 31, 2013

Security	Shares	Value

INTERNET INFRASTRUCTURE SOFTWARE — 1.25%
TIBCO Software Inc.[a]	364,650	$9,094,371

		9,094,371
INTERNET SECURITY — 6.71%
Sourcefire Inc.[a]	72,892	5,498,243
Symantec Corp.	1,629,594	43,477,568

		48,975,811
INTERNET TELEPHONY — 0.27%
BroadSoft Inc.[a,b]	65,526	1,955,296

		1,955,296
MULTI-MEDIA — 1.42%
FactSet Research Systems Inc.[b]	94,652	10,334,105

		10,334,105
SOFTWARE TOOLS — 2.26%
VMware Inc. Class Aa	200,320	16,464,301

		16,464,301
TRANSACTIONAL SOFTWARE — 2.17%
ACI Worldwide Inc.[a,b]	93,297	4,417,613
Solera Holdings Inc.	161,156	9,171,388
Synchronoss Technologies Inc.[a,b]	64,873	2,237,470

		15,826,471

TOTAL COMMON STOCKS
(Cost: $669,549,805)		729,372,487

SHORT-TERM INVESTMENTS — 11.32%

MONEY MARKET FUNDS — 11.32%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[c,d,e]	76,478,561	76,478,561
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	4,897,239	4,897,239
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,222,455	1,222,455

		82,598,255

TOTAL SHORT-TERM INVESTMENTS
(Cost: $82,598,255)		82,598,255

Value

TOTAL INVESTMENTS IN SECURITIES — 111.30%
(Cost: $752,148,060)	$811,970,742
Other Assets, Less Liabilities — (11.30)%	(82,420,068)

NET ASSETS — 100.00%	$729,550,674

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® NORTH AMERICAN NATURAL RESOURCES ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.81%

BUILDING MATERIALS — 0.90%
Eagle Materials Inc.	52,394	$3,535,547
Louisiana-Pacific Corp.[a]	155,261	2,524,544
Martin Marietta Materials Inc.	51,154	5,094,938
Vulcan Materials Co.	144,973	6,839,826

		17,994,855
COAL — 0.71%
Alpha Natural Resources Inc.[a,b]	246,573	1,341,357
CONSOL Energy Inc.	255,049	7,914,170
Peabody Energy Corp.	300,380	4,974,293

		14,229,820
ENGINEERING & CONSTRUCTION — 0.11%
McDermott International Inc.[a,b]	263,406	2,278,462

		2,278,462
FOREST PRODUCTS & PAPER — 1.77%
Domtar Corp.	37,601	2,613,646
International Paper Co.	495,432	23,934,320
MeadWestvaco Corp.	197,411	7,294,336
Resolute Forest Products Inc.[a,b]	105,749	1,613,730

		35,456,032
MANUFACTURING — 0.22%
AptarGroup Inc.	74,312	4,339,078

		4,339,078
MINING — 9.64%
Agnico-Eagle Mines Ltd.	192,579	5,471,169
Alcoa Inc.	1,192,860	9,483,237
AuRico Gold Inc.[b]	274,893	1,272,755
Barrick Gold Corp.	1,116,547	18,947,803
Cameco Corp.	441,050	8,962,136
Coeur Mining Inc.[a,b]	113,035	1,515,799
Compass Minerals International Inc.	37,084	2,803,550
Eldorado Gold Corp.	796,516	6,292,477
First Majestic Silver Corp.[a,b]	130,249	1,701,052
Franco-Nevada Corp.	163,462	6,896,462
Freeport-McMoRan Copper & Gold Inc.	1,156,710	32,711,759
Goldcorp Inc.	904,347	25,529,716
IAMGOLD Corp.	419,491	2,172,963
Kinross Gold Corp.	1,271,788	6,651,451
Molycorp Inc.[a,b]	144,432	1,077,463
New Gold Inc.[a]	531,296	3,883,774

Security	Shares	Value

Newmont Mining Corp.	554,533	$16,635,990
Pan American Silver Corp.	168,754	2,153,301
Royal Gold Inc.	72,475	3,746,233
Silver Wheaton Corp.	395,755	9,090,492
Stillwater Mining Co.[a]	131,572	1,592,021
Tahoe Resources Inc.[a]	92,507	1,400,556
Teck Resources Ltd. Class B	530,563	12,431,091
Turquoise Hill Resources Ltd.[a]	392,174	1,580,461
Yamana Gold Inc.	839,314	8,812,797

		192,816,508
OIL & GAS — 63.54%
Anadarko Petroleum Corp.	558,859	49,470,199
Apache Corp.	436,612	35,038,113
Atwood Oceanics Inc.[a,b]	63,761	3,592,295
Baytex Energy Corp.	137,214	5,572,261
Berry Petroleum Co. Class A	52,019	2,109,370
Cabot Oil & Gas Corp.	235,043	17,820,960
Canadian Natural Resources Ltd.	1,214,866	37,685,143
Cenovus Energy Inc.	841,782	24,916,747
Cheniere Energy Inc.[a]	269,206	7,691,215
Chesapeake Energy Corp.	578,784	13,485,667
Chevron Corp.	1,209,924	152,317,332
Cimarex Energy Co.	96,285	7,359,063
Cobalt International Energy Inc.[a]	308,510	8,900,514
Concho Resources Inc.[a,b]	115,676	10,374,980
ConocoPhillips	1,362,634	88,380,441
Continental Resources Inc.[a]	63,551	5,865,757
CVR Energy Inc.	16,428	775,237
Denbury Resources Inc.[a]	416,291	7,285,093
Devon Energy Corp.	420,505	23,131,980
Diamond Offshore Drilling Inc.	77,463	5,224,105
Encana Corp.	820,536	14,375,791
Energen Corp.	80,421	4,816,414
Energy XXI (Bermuda) Ltd.[b]	88,404	2,373,647
Enerplus Corp.[b]	221,920	3,606,200
Ensco PLC Class A	259,826	14,898,423
EOG Resources Inc.	303,183	44,110,095
EQT Corp.	167,785	14,513,403
EXCO Resources Inc.	160,765	1,393,833
Exxon Mobil Corp.	1,611,728	151,099,500
Gulfport Energy Corp.[a]	76,701	4,080,493
Helmerich & Payne Inc.	118,707	7,502,282
Hess Corp.	332,627	24,767,406
HollyFrontier Corp.	226,802	10,330,831
Kodiak Oil & Gas Corp.[a,b]	295,671	2,870,965

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NORTH AMERICAN NATURAL RESOURCES ETF

July 31, 2013

Security	Shares	Value

Marathon Oil Corp.	789,594	$28,709,638
Marathon Petroleum Corp.	361,776	26,529,034
Murphy Oil Corp.	202,353	13,703,345
Nabors Industries Ltd.	328,191	5,050,859
Newfield Exploration Co.[a]	150,877	3,711,574
Noble Corp.	282,499	10,791,462
Noble Energy Inc.	400,011	24,996,687
Oasis Petroleum Inc.[a,b]	79,260	3,332,090
Occidental Petroleum Corp.	897,877	79,955,947
Patterson-UTI Energy Inc.	163,132	3,225,120
Pengrowth Energy Corp.	574,105	3,318,327
Penn West Petroleum Ltd.	540,289	6,375,410
Phillips 66	690,018	42,436,107
Pioneer Natural Resources Co.	152,109	23,540,389
Precision Drilling Corp.[b]	261,831	2,670,676
QEP Resources Inc.	199,716	6,089,341
Range Resources Corp.	181,875	14,386,313
Rosetta Resources Inc.[a,b]	68,050	3,103,761
Rowan Companies PLC Class Aa	138,365	4,752,838
SandRidge Energy Inc.[a,b]	390,980	2,119,112
SM Energy Co.	73,822	5,073,786
Southwestern Energy Co.[a,b]	392,048	15,207,542
Suncor Energy Inc.	1,680,024	53,139,159
Talisman Energy Inc.	1,153,773	13,049,173
Tesoro Corp.	151,629	8,620,109
Transocean Ltd.	401,873	18,952,331
Ultra Petroleum Corp.[a,b]	170,345	3,687,969
Unit Corp.[a]	48,679	2,194,449
Valero Energy Corp.	607,318	21,723,765
Western Refining Inc.	61,922	1,865,710
Whiting Petroleum Corp.[a]	132,988	6,844,892
WPX Energy Inc.[a,b]	223,054	4,284,867

		1,271,177,537
OIL & GAS SERVICES — 15.69%
Baker Hughes Inc.	492,088	23,339,734
Cameron International Corp.[a]	276,636	16,404,515
CARBO Ceramics Inc.[b]	22,104	1,942,057
Core Laboratories NV	51,216	7,661,913
Dresser-Rand Group Inc.[a,b]	84,848	5,164,698
Dril-Quip Inc.[a,b]	40,704	3,700,401
FMC Technologies Inc.[a]	264,538	14,099,875
Forum Energy Technologies Inc.[a,b]	20,186	582,972
Halliburton Co.	1,038,638	46,936,051

Security	Shares	Value

Helix Energy Solutions Group Inc.[a,b]	109,760	$2,784,611
National Oilwell Varco Inc.	476,051	33,404,499
Oceaneering International Inc.	120,688	9,786,590
Oil States International Inc.[a]	61,230	5,953,393
RPC Inc.	73,696	1,055,327
Schlumberger Ltd.	1,481,633	120,501,212
SEACOR Holdings Inc.[b]	21,262	1,861,701
Superior Energy Services Inc.[a]	177,780	4,554,723
Targa Resources Corp.	32,171	2,193,097
Weatherford International Ltd.[a]	854,109	11,923,362

		313,850,731
PACKAGING & CONTAINERS — 2.80%
Ball Corp.	165,956	7,433,169
Bemis Co. Inc.	114,627	4,721,486
Crown Holdings Inc.[a,b]	160,403	7,030,464
Graphic Packaging Holding Co.[a,b]	209,054	1,797,864
Greif Inc. Class A	33,913	1,876,067
Owens-Illinois Inc.[a]	183,231	5,451,122
Packaging Corp. of America	109,262	5,877,203
Rock-Tenn Co. Class A	80,238	9,175,215
Sealed Air Corp.	218,165	5,942,815
Silgan Holdings Inc.	50,425	2,432,502
Sonoco Products Co.	112,779	4,340,864

		56,078,771
PIPELINES — 3.97%
Kinder Morgan Inc.	703,799	26,575,450
Spectra Energy Corp.	745,409	26,827,270
Williams Companies Inc. (The)	760,403	25,982,971

		79,385,691
RETAIL — 0.16%
World Fuel Services Corp.	80,900	3,134,066

		3,134,066
TRANSPORTATION — 0.30%
Bristow Group Inc.	40,263	2,738,286
Tidewater Inc.	55,120	3,251,529

		5,989,815

TOTAL COMMON STOCKS
(Cost: $1,978,632,555)		1,996,731,366

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® NORTH AMERICAN NATURAL RESOURCES ETF

July 31, 2013

Security	Shares	Value

SHORT-TERM INVESTMENTS — 2.40%

MONEY MARKET FUNDS — 2.40%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[c,d,e]	42,555,975	$42,555,975
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	2,725,035	2,725,035
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	2,758,346	2,758,346

		48,039,356

TOTAL SHORT-TERM INVESTMENTS
(Cost: $48,039,356)		48,039,356

TOTAL INVESTMENTS IN SECURITIES — 102.21%
(Cost: $2,026,671,911)		2,044,770,722
Other Assets, Less Liabilities — (2.21)%		(44,241,519)

NET ASSETS — 100.00%		$2,000,529,203

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® PHLX SEMICONDUCTOR ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.91%

COMPUTERS — MEMORY DEVICES — 3.67%
SanDisk Corp.[a]	138,469	$7,632,410

		7,632,410
ELECTRONIC COMPONENTS — SEMICONDUCTORS — 52.91%
Advanced Micro Devices Inc.[a,b]	874,464	3,296,729
Altera Corp.	246,234	8,756,081
Avago Technologies Ltd.	216,723	7,949,400
Broadcom Corp. Class A	455,166	12,548,927
Cree Inc.[a]	131,076	9,162,212
Intel Corp.	673,186	15,685,234
Mellanox Technologies Ltd.[a]	52,826	2,411,507
Micron Technology Inc.[a]	699,703	9,271,065
NVIDIA Corp.	564,013	8,138,708
Rubicon Technology Inc.[a,b]	27,615	232,518
Spreadtrum Communications Inc. SP ADR	51,942	1,549,949
STMicroelectronics NV NYS	101,318	864,243
SunEdison Inc.[a,b]	283,719	2,859,887
Texas Instruments Inc.	455,419	17,852,425
Xilinx Inc.	201,048	9,386,931

		109,965,816
SEMICONDUCTOR COMPONENTS/INTEGRATED CIRCUITS — 22.19%
Cirrus Logic Inc.[a,b]	77,536	1,494,894
Hittite Microwave Corp.[a,b]	38,584	2,410,729
Linear Technology Corp.	217,934	8,839,403
Marvell Technology Group Ltd.	608,174	7,888,017
NXP Semiconductors NVa	264,911	8,649,344
Power Integrations Inc.	35,448	1,954,957
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	875,938	14,873,427

		46,110,771
SEMICONDUCTOR EQUIPMENT — 20.17%
Applied Materials Inc.	1,075,329	17,538,616
KLA-Tencor Corp.	145,184	8,512,138
Lam Research Corp.[a]	174,700	8,598,734
MKS Instruments Inc.	64,838	1,758,407
Teradyne Inc.[a,b]	233,324	3,847,513
Veeco Instruments Inc.[a,b]	47,924	1,665,838

		41,921,246

Security	Shares	Value

WIRELESS EQUIPMENT — 0.97%
InterDigital Inc.	50,365	$2,001,001

		2,001,001

TOTAL COMMON STOCKS
(Cost: $229,680,286)		207,631,244

SHORT-TERM INVESTMENTS — 4.34%

MONEY MARKET FUNDS — 4.34%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[c,d,e]	8,315,621	8,315,621
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	532,483	532,483
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	168,380	168,380

		9,016,484

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,016,484)		9,016,484

TOTAL INVESTMENTS IN SECURITIES — 104.25%
(Cost: $238,696,770)		216,647,728
Other Assets, Less Liabilities — (4.25)%		(8,821,391)

NET ASSETS — 100.00%		$207,826,337

NYS  —  New York Registered Shares

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.73%

ADVERTISING — 0.12%
Clear Channel Outdoor Holdings Inc. Class Aa	190	$1,410
Harte-Hanks Inc.	208	1,988
Interpublic Group of Companies Inc. (The)	2,030	33,394
Omnicom Group Inc.	1,155	74,232

		111,024
AEROSPACE & DEFENSE — 1.76%
AAR Corp.	184	4,460
Alliant Techsystems Inc.	161	14,989
Boeing Co. (The)	3,469	364,592
CAE Inc.	1,198	13,621
Cubic Corp.	77	3,892
Curtiss-Wright Corp.	182	7,397
Ducommun Inc.[a]	56	1,279
Embraer SA SP ADR	699	23,745
Esterline Technologies Corp.[a]	121	9,854
Exelis Inc.	867	12,814
GenCorp Inc.[a,b]	258	4,518
General Dynamics Corp.	1,462	124,767
HEICO Corp.	77	4,374
HEICO Corp. Class A	140	5,631
Kaman Corp.	119	4,505
L-3 Communications Holdings Inc.	422	39,309
Lockheed Martin Corp.	1,485	178,378
Moog Inc. Class Aa	203	11,417
National Presto Industries Inc.	23	1,705
Northrop Grumman Corp.	1,085	99,885
Orbital Sciences Corp.[a]	272	5,043
Raytheon Co.	1,457	104,671
Rockwell Collins Inc.	620	44,125
Spirit AeroSystems Holdings Inc. Class Aa	550	13,948
Teledyne Technologies Inc.[a]	166	13,308
TransDigm Group Inc.	232	33,545
Triumph Group Inc.	245	19,223
United Technologies Corp.	4,231	446,667

		1,611,662
AGRICULTURE — 1.43%
Adecoagro SAa	443	2,902
Alliance One International Inc.[a]	403	1,535
Altria Group Inc.	9,242	324,025

Security	Shares	Value

Archer-Daniels-Midland Co.	2,933	$106,966
Bunge Ltd.	689	52,371
Lorillard Inc.	1,747	74,300
Philip Morris International Inc.	7,491	668,047
Reynolds American Inc.	1,464	72,366
Tejon Ranch Co.[a]	84	2,838
Universal Corp.	85	5,210
Vector Group Ltd.	249	4,146

		1,314,706
AIRLINES — 0.28%
Alaska Air Group Inc.[a]	329	20,125
China Eastern Airlines Corp. Ltd. Class H SP ADR[a]	128	1,976
China Southern Airlines Co. Ltd. Class H SP ADR	164	3,037
Copa Holdings SA Class A	163	22,685
Delta Air Lines Inc.[a]	3,978	84,453
LATAM Airlines Group SA SP ADR	1,429	19,220
Southwest Airlines Co.	3,332	46,082
United Continental Holdings Inc.[a]	1,464	51,020
US Airways Group Inc.[a,b]	617	11,939

		260,537
APPAREL — 0.64%
Carter’s Inc.	248	17,687
Coach Inc.	1,299	69,016
Gildan Activewear Inc.	509	22,727
Hanesbrands Inc.	442	28,049
Jones Group Inc. (The)	401	6,585
Maidenform Brands Inc.[a]	110	2,570
Michael Kors Holdings Ltd.[a]	795	53,535
Nike Inc. Class B	3,254	204,742
Oxford Industries Inc.	67	4,534
Quiksilver Inc.[a,b]	623	3,937
Ralph Lauren Corp.	280	50,977
SKECHERS U.S.A. Inc. Class Aa	182	4,965
Under Armour Inc. Class Aa,b	371	24,905
Unifi Inc.[a]	40	918
VF Corp.	404	79,588
Wolverine World Wide Inc.[b]	230	13,227

		587,962
AUTO MANUFACTURERS — 1.70%
Ford Motor Co.	17,627	297,544
General Motors Co.[a]	4,058	145,560
Honda Motor Co. Ltd. SP ADR	8,276	307,371
Navistar International Corp.[a,b]	334	11,406

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

Oshkosh Corp.[a]	423	$18,959
Tata Motors Ltd. SP ADR	1,491	35,844
Toyota Motor Corp. SP ADR	6,081	741,274
Wabash National Corp.[a,b]	317	3,401

		1,561,359
AUTO PARTS & EQUIPMENT — 0.59%
Accuride Corp.[a]	206	1,178
Allison Transmission Holdings Inc.	217	5,156
American Axle & Manufacturing Holdings Inc.[a,b]	309	6,010
Autoliv Inc.	452	36,960
BorgWarner Inc.[a]	532	50,769
China Yuchai International Ltd.	98	1,646
Cooper Tire & Rubber Co.	279	9,358
Dana Holding Corp.	656	14,333
Delphi Automotive PLC	1,437	77,196
Douglas Dynamics Inc.	98	1,408
Johnson Controls Inc.	3,111	125,093
Lear Corp.	447	30,964
Magna International Inc. Class A	1,040	79,518
Meritor Inc.[a]	528	4,293
Miller Industries Inc.	86	1,427
Modine Manufacturing Co.[a,b]	215	2,365
Standard Motor Products Inc.	98	3,370
Superior Industries International Inc.	111	2,021
Tenneco Inc.[a]	299	14,451
Titan International Inc.	203	3,500
TRW Automotive Holdings Corp.[a]	499	36,582
Visteon Corp.[a]	217	14,294
WABCO Holdings Inc.[a]	289	22,848

		544,740
BANKS — 12.63%
Banco Bilbao Vizcaya Argentaria SA SP ADR	25,643	242,326
Banco de Chile SP ADR[b]	195	16,772
Banco Latinoamericano de Comercio Exterior SA Class E	127	3,199
Banco Macro SA SP ADR[a]	163	2,453
Banco Santander (Chile) SA SP ADR[b]	756	17,055
Banco Santander SA SP ADR[b]	48,143	352,407
BancorpSouth Inc.	381	7,487
Bank of America Corp.	48,889	713,779
Bank of Hawaii Corp.	224	12,463
Bank of Montreal	2,997	186,174
Bank of New York Mellon Corp. (The)	5,324	167,440

Security	Shares	Value

Bank of Nova Scotia	5,456	$307,718
BankUnited Inc.	274	8,286
Barclays PLC SP ADR	14,809	258,861
BB&T Corp.	3,155	112,602
BBVA Banco Frances SA SP ADR[a]	169	684
Canadian Imperial Bank of Commerce	1,833	139,088
Capital One Financial Corp.	2,655	183,248
CapitalSource Inc.	836	10,116
CIT Group Inc.[a]	908	45,500
Citigroup Inc.	13,941	726,884
City National Corp.	204	14,184
Comerica Inc.	845	35,946
Community Bank System Inc.	225	7,547
CorpBanca SA SP ADR	568	8,475
Credicorp Ltd.	243	28,866
Credit Suisse Group PLC SP ADR	7,275	213,012
Cullen/Frost Bankers Inc.	255	18,370
Deutsche Bank AG	4,702	211,543
F.N.B. Corp.	770	9,733
First BanCorp (Puerto Rico)[a]	541	4,074
First Commonwealth Financial Corp.	488	3,665
First Horizon National Corp.	1,154	14,229
First Republic Bank	504	21,768
Goldman Sachs Group Inc. (The)	1,971	323,303
Governor & Co. of the Bank of Ireland (The) SP ADR[a]	3,128	28,371
Grupo Financiero Santander Mexico SAB de CV Series B SP ADR[a]	571	8,234
HDFC Bank Ltd. SP ADR	2,780	91,462
HSBC Holdings PLC SP ADR	17,080	969,290
Hudson Valley Holding Corp.	161	3,336
ICICI Bank Ltd. SP ADR	2,614	85,687
J.P. Morgan Chase & Co.	17,157	956,160
KeyCorp	4,261	52,368
Lloyds TSB Group PLC SP ADR[a]	49,828	207,783
M&T Bank Corp.	536	62,637
Mitsubishi UFJ Financial Group Inc. SP ADR	64,846	405,287
Mizuho Financial Group Inc. SP ADR[b]	55,764	233,094
Morgan Stanley	8,950	243,529
National Bank of Greece SA SP ADR	1,266	4,494
OFG Bancorp	204	3,768
Old National Bancorp	442	6,369
PNC Financial Services Group Inc. (The)[c]	2,418	183,889

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

Prosperity Bancshares Inc.	273	$16,112
Regions Financial Corp.	6,580	65,866
Royal Bank of Canada	6,648	414,237
Royal Bank of Scotland Group PLC SP ADR[a]	4,922	47,448
State Street Corp.	2,057	143,311
Sterling Bancorp	272	3,686
Sumitomo Mitsui Financial Group Inc. SP ADR	32,300	297,160
SunTrust Banks Inc.	2,442	84,957
Synovus Financial Corp.	4,025	13,403
TCF Financial Corp.[b]	615	9,373
Toronto-Dominion Bank (The)	4,251	357,849
U.S. Bancorp	8,504	317,369
UBS AG	17,650	347,175
Valley National Bancorp	980	10,143
Walker & Dunlop Inc.[a,b]	165	3,043
Webster Financial Corp.	475	12,939
Wells Fargo & Co.	24,289	1,056,571
Western Alliance Bancorp[a]	379	6,720
Westpac Banking Corp. SP ADR[b]	2,800	389,536

		11,571,913
BEVERAGES — 2.68%
Anheuser-Busch InBev NV SP ADR	3,695	353,648
Beam Inc.	742	48,223
Boston Beer Co. Inc. (The) Class Aa,b	35	6,264
Brown-Forman Corp. Class A	192	14,208
Brown-Forman Corp. Class B NVS	561	40,678
Coca-Cola Co. (The)	19,390	777,151
Coca-Cola Enterprises Inc.	1,210	45,423
Coca-Cola FEMSA SAB de CV SP ADR	215	30,358
Coca-Cola HBC AG SP ADR	735	19,117
Companhia de Bebidas das Americas-AmBev SP ADR	688	25,800
Compania Cervecerias Unidas SA SP ADR	124	3,372
Constellation Brands Inc. Class Aa	711	37,036
Constellation Brands Inc. Class Ba	5	263
Cott Corp.	224	1,875
Diageo PLC SP ADR	2,888	361,953
Dr Pepper Snapple Group Inc.	943	44,076
Embotelladora Andina SA Class A SP ADR	106	2,724

Security	Shares	Value

Embotelladora Andina SA Class B SP ADR	351	$11,369
Molson Coors Brewing Co. Class B NVS	655	32,789
PepsiCo Inc.	7,081	591,547
Vina Concha y Toro SA SP ADR	141	5,130

		2,453,004
BIOTECHNOLOGY — 0.03%
Bio-Rad Laboratories Inc. Class Aa	91	11,101
Cambrex Corp.[a]	140	2,051
Charles River Laboratories International Inc.[a]	245	11,157
Emergent BioSolutions Inc.[a]	108	1,911
Enzo Biochem Inc.[a]	182	397
Puma Biotechnology Inc.[a]	91	4,651

		31,268
BUILDING MATERIALS — 0.39%
Armstrong World Industries Inc.[a]	100	5,008
Boise Cascade Co.[a]	77	2,037
Cemex SAB de CV SP ADR[a,b]	5,163	59,426
Comfort Systems USA Inc.	182	2,812
CRH PLC SP ADR	3,401	71,795
Desarrolladora Homex SAB de CV SP ADR[a,b]	212	367
Drew Industries Inc.	98	4,001
Eagle Materials Inc.	202	13,631
Fortune Brands Home & Security Inc.	732	30,239
Griffon Corp.	125	1,487
Headwaters Inc.[a]	455	4,291
James Hardie Industries SE SP ADR	266	11,050
Lennox International Inc.	231	16,590
Louisiana-Pacific Corp.[a]	690	11,219
Martin Marietta Materials Inc.	212	21,115
Masco Corp.	1,598	32,791
NCI Building Systems Inc.[a]	149	2,113
Owens Corning[a]	505	19,942
Quanex Building Products Corp.	182	3,098
Simpson Manufacturing Co. Inc.	127	4,194
Texas Industries Inc.[a]	111	6,898
Trex Co. Inc.[a]	60	2,840
USG Corp.[a]	116	2,915
Vulcan Materials Co.	609	28,733

		358,592
CHEMICALS — 2.74%
Agrium Inc.	697	59,245

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

Air Products and Chemicals Inc.	959	$104,186
Airgas Inc.	308	31,789
Albemarle Corp.	401	24,866
American Vanguard Corp.	119	2,938
Ashland Inc.	337	29,265
Axiall Corp.	300	13,224
Cabot Corp.	317	13,003
Celanese Corp. Series A	686	32,969
CF Industries Holdings Inc.	278	54,491
Chemtura Corp.[a]	455	10,174
China Green Agriculture Inc.[a]	77	219
Cytec Industries Inc.	184	14,334
Dow Chemical Co. (The)	5,579	195,488
E.I. du Pont de Nemours and Co.	4,231	244,086
Eastman Chemical Co.	711	57,186
Ecolab Inc.	1,332	122,730
Ferro Corp.[a,b]	403	2,632
FMC Corp.	583	38,571
H.B. Fuller Co.	174	6,986
Huntsman Corp.	843	15,191
International Flavors & Fragrances Inc.	376	30,336
Intrepid Potash Inc.	295	3,770
Kraton Performance Polymers Inc.[a]	149	3,025
Kronos Worldwide Inc.	185	3,060
LyondellBasell Industries NV Class A	1,938	133,160
Minerals Technologies Inc.	168	7,728
Monsanto Co.	2,455	242,505
Mosaic Co. (The)	1,388	57,033
NewMarket Corp.[b]	51	13,901
Oil-Dri Corp. of America	37	1,179
Olin Corp.	396	9,662
OM Group Inc.[a]	151	4,661
OMNOVA Solutions Inc.[a]	287	2,313
PolyOne Corp.	480	13,877
Potash Corp. of Saskatchewan	3,968	115,072
PPG Industries Inc.	648	103,965
Praxair Inc.	1,357	163,071
Quaker Chemical Corp.	59	3,892
Rockwood Holdings Inc.	351	23,773
RPM International Inc.	613	21,602
Sasol Ltd. SP ADR	2,056	94,802
Sensient Technologies Corp.	234	10,298
Sherwin-Williams Co. (The)	395	68,797

Security	Shares	Value

Sinopec Shanghai Petrochemical Co. Ltd. Class H SP ADR[a]	109	$3,369
Sociedad Quimica y Minera de Chile SA Series B SP ADR	436	12,627
Stepan Co.	82	4,909
Syngenta AG SP ADR	2,148	169,778
Tronox Ltd. Class A	300	6,513
Ultrapar Participacoes SA SP ADR	1,766	41,536
Valhi Inc.	56	886
Valspar Corp. (The)	392	26,703
W.R. Grace & Co.[a]	335	25,735
Westlake Chemical Corp.	98	10,194
Zep Inc.	102	1,334

		2,508,639
COAL — 0.09%
Alpha Natural Resources Inc.[a]	917	4,988
Arch Coal Inc.[b]	822	3,206
Cloud Peak Energy Inc.[a]	287	4,601
CONSOL Energy Inc.	1,077	33,419
Peabody Energy Corp.	1,152	19,077
SunCoke Energy Inc.[a]	336	5,309
Walter Energy Inc.	321	3,592
Yanzhou Coal Mining Co. Ltd. Class H SP ADR	991	6,818

		81,010
COMMERCIAL SERVICES — 1.43%
Aaron’s Inc.	287	8,225
ABM Industries Inc.	204	5,284
Accretive Health Inc.[a,b]	287	2,864
ADT Corp. (The)	1,040	41,683
Alliance Data Systems Corp.[a]	220	43,512
Ambow Education Holding Ltd. Class A SP ADR[a,d]	80	57
AMN Healthcare Services Inc.[a]	186	2,749
Arbitron Inc.	127	5,837
ARC Document Solutions Inc.[a]	182	868
Booz Allen Hamilton Holding Corp.	87	1,860
Bridgepoint Education Inc.[a]	119	1,918
Brink’s Co. (The)	173	4,624
Carriage Services Inc.	65	1,219
CBIZ Inc.[a,b]	203	1,474
CDI Corp.	62	975
Cenveo Inc.[a,b]	502	1,225
Chemed Corp.	79	5,577
Consolidated Graphics Inc.[a]	46	2,465

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

Convergys Corp.	497	$9,408
CoreLogic Inc.[a]	455	12,694
Corporate Executive Board Co. (The)	161	10,856
Deluxe Corp.	245	10,047
DeVry Inc.	228	6,858
Ennis Inc.	120	2,224
Equifax Inc.	546	34,524
ExamWorks Group Inc.[a]	162	3,933
FleetCor Technologies Inc.[a]	317	28,457
Franklin Covey Co.[a]	77	1,243
FTI Consulting Inc.[a]	194	7,228
Gartner Inc.[a,b]	419	25,144
Genpact Ltd.[b]	797	16,251
Global Payments Inc.	372	17,227
Green Dot Corp. Class Aa	78	1,816
H&R Block Inc.	1,256	39,476
Heartland Payment Systems Inc.	170	6,343
Hertz Global Holdings Inc.[a]	1,877	48,070
Hill International Inc.[a]	123	386
Insperity Inc.	111	3,671
Iron Mountain Inc.	783	21,767
iSoftStone Holdings Ltd. SP ADR[a]	192	1,002
ITT Educational Services Inc.[a,b]	3	79
K12 Inc.[a]	121	3,763
KAR Auction Services Inc.	319	8,115
Korn/Ferry International[a]	224	4,375
Landauer Inc.	47	2,316
Lender Processing Services Inc.	425	13,889
Live Nation Entertainment Inc.[a]	623	10,205
Mac-Gray Corp.	57	838
Manpowergroup Inc.	329	22,000
MasterCard Inc. Class A	484	295,535
MAXIMUS Inc.	322	12,110
McGraw Hill Financial Inc.	1,249	77,263
Medifast Inc.[a]	77	2,105
Monster Worldwide Inc.[a,b]	606	3,466
Moody’s Corp.	1,028	69,668
Navigant Consulting Inc.[a]	245	3,288
New Oriental Education & Technology Group Inc. SP ADR	329	7,301
On Assignment Inc.[a]	211	6,442
PHH Corp.[a,b]	266	6,028
Quad Graphics Inc.	98	2,748
Quanta Services Inc.[a]	909	24,370
Ritchie Bros. Auctioneers Inc.[b]	442	8,509

Security	Shares	Value

Robert Half International Inc.	632	$23,536
Rollins Inc.	340	8,670
SAIC Inc.	1,385	21,177
Service Corp. International	947	17,965
Sotheby’s	315	14,175
Stantec Inc.	213	9,834
TAL Education Group Class A SP ADR	63	741
Team Health Holdings Inc.[a]	314	12,629
Team Inc.[a]	83	3,253
TMS International Corp. Class A	48	786
Total System Services Inc.	837	22,942
Towers Watson & Co. Class A	299	25,185
TrueBlue Inc.[a]	119	3,177
United Rentals Inc.[a,b]	419	24,017
Universal Technical Institute Inc.	101	1,182
Valassis Communications Inc.	163	4,667
Vantiv Inc. Class Aa	399	10,410
Viad Corp.	98	2,357
Weight Watchers International Inc.	88	4,176
Western Union Co.	2,644	47,486
WEX Inc.[a]	159	13,823
WNS Holdings Ltd. SP ADR[a]	233	4,623
Wuxi PharmaTech (Caymen) Inc. SP ADR[a]	330	7,326
Xueda Education Group SP ADR	119	440

		1,310,031
COMPUTERS — 2.29%
3D Systems Corp.[a,b]	442	20,876
Accenture PLC Class A	2,961	218,551
CACI International Inc. Class Aa	77	5,113
Camelot Information Systems Inc. SP ADR[a]	153	269
CGI Group Inc. Class Aa	1,272	44,024
CIBER Inc.[a]	289	1,052
Computer Sciences Corp.	676	32,218
Diebold Inc.	300	9,798
DST Systems Inc.	152	10,645
EMC Corp.	9,558	249,942
Fusion-io Inc.[a,b]	455	6,561
Hewlett-Packard Co.	8,860	227,525
IHS Inc. Class Aa	258	28,323
Imation Corp.[a]	151	707
Infosys Ltd. SP ADR[b]	2,649	131,602

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

International Business Machines Corp.	5,087	$992,168
Lexmark International Inc. Class A	270	10,122
NCR Corp.[a,b]	735	26,460
Quantum Corp.[a]	1,085	1,736
RealD Inc.[a]	190	2,024
Spansion Inc. Class Aa	245	2,891
Teradata Corp.[a]	769	45,463
Unisys Corp.[a,b]	140	3,632
Wipro Ltd. SP ADR	2,671	23,024

		2,094,726
COSMETICS & PERSONAL CARE — 1.51%
Avon Products Inc.	2,015	46,063
Colgate-Palmolive Co.	4,245	254,148
Coty Inc. Class Aa	263	4,521
Estee Lauder Companies Inc. (The) Class A	1,080	70,902
Procter & Gamble Co. (The)	12,569	1,009,291
Revlon Inc. Class Aa	54	1,355

		1,386,280
DISTRIBUTION & WHOLESALE — 0.22%
Arrow Electronics Inc.[a]	413	18,854
Genuine Parts Co.	702	57,557
Ingram Micro Inc. Class Aa,b	675	15,410
Owens & Minor Inc.	253	9,098
W.W. Grainger Inc.	277	72,613
Watsco Inc.	127	11,855
WESCO International Inc.[a]	182	13,792

		199,179
DIVERSIFIED FINANCIAL SERVICES — 2.47%
AerCap Holdings NVa	349	6,114
Affiliated Managers Group Inc.[a]	239	43,104
Air Lease Corp.	300	8,364
Aircastle Ltd.[b]	227	3,991
American Express Co.	5,028	370,916
Ameriprise Financial Inc.	910	80,990
Apollo Global Management LLC Class A	586	15,658
Arlington Asset Investment Corp. Class A	24	607
BlackRock Inc.[c]	739	208,368
Cash Store Financial Services Inc. (The)	251	610
Charles Schwab Corp. (The)	5,116	113,012
Cohen & Steers Inc.	98	3,368

Security	Shares	Value

Discover Financial Services	2,207	$109,269
Doral Financial Corp.[a]	27	648
Eaton Vance Corp. NVS	560	22,663
Evercore Partners Inc. Class A	123	5,833
Federal Agricultural Mortgage Corp. Class C NVS	41	1,275
Federated Investors Inc. Class B	438	12,715
Fly Leasing Ltd. SP ADR	123	1,776
Franklin Resources Inc.	1,929	94,290
FXCM Inc. Class A	113	1,865
GAMCO Investors Inc. Class A	35	1,974
GFI Group Inc.	309	1,236
Greenhill & Co. Inc.	110	5,537
Higher One Holdings Inc.[a]	27	292
Imperial Holdings Inc.[a]	81	600
IntercontinentalExchange Inc.[a,b]	336	61,303
Invesco Ltd.	2,047	65,893
Investment Technology Group Inc.[a]	192	2,728
Janus Capital Group Inc.	875	8,199
JMP Group Inc.	82	582
KB Financial Group Inc. SP ADR	1,171	37,027
KCG Holdings Inc. Class Aa,b	1,487	13,710
Lazard Ltd. Class A	518	18,834
Legg Mason Inc.	544	18,708
Nationstar Mortgage Holdings Inc.[a,b]	415	19,206
Nelnet Inc. Class A	130	5,054
Noah Holdings Ltd. SP ADR	83	951
Nomura Holdings Inc. SP ADR	17,631	134,348
NYSE Euronext Inc.	1,122	47,304
Ocwen Financial Corp.[a]	517	24,620
Oppenheimer Holdings Inc. Class A	56	1,073
ORIX Corp. SP ADR	968	72,019
Piper Jaffray Companies Inc.[a]	90	3,019
Raymond James Financial Inc.	552	24,327
Shinhan Financial Group Co. Ltd. SP ADR[b]	2,078	75,785
Stifel Financial Corp.[a]	287	10,806
SWS Group Inc.[a]	150	894
TD Ameritrade Holding Corp.	1,111	30,030
Teton Advisors Inc. Class B	3	63
Visa Inc. Class A	2,384	421,992
Waddell & Reed Financial Inc. Class A	402	20,526
WageWorks Inc.[a]	87	2,938

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

Walter Investment Management Corp.[a]	205	$8,157
Westwood Holdings Group Inc.	40	1,990
Woori Finance Holdings Co. Ltd. SP ADR	565	16,956

		2,264,117
ELECTRIC — 2.72%
AES Corp. (The)	2,858	35,553
ALLETE Inc.	161	8,633
Alliant Energy Corp.	518	27,438
Ameren Corp.	1,152	41,253
Ameresco Inc. Class Aa	86	786
American Electric Power Co. Inc.	2,205	102,202
Atlantic Power Corp.	552	2,351
Avista Corp.	271	7,799
Black Hills Corp.	206	10,928
Calpine Corp.[a]	1,894	37,899
Centrais Eletricas Brasileiras SA SP ADR	1,401	2,844
China Hydroelectric Corp. SP ADR[a]	707	1,463
Cleco Corp.	287	13,922
CMS Energy Corp.	1,240	34,708
Companhia Energetica de Minas Gerais SP ADR	335	3,176
Consolidated Edison Inc.	1,373	82,243
CPFL Energia SA SP ADR	754	13,949
Dominion Resources Inc.	2,624	155,629
DTE Energy Co.	804	56,843
Duke Energy Corp.	3,243	230,253
Dynegy Inc.[a]	484	10,087
Edison International	1,503	74,925
El Paso Electric Co.	142	5,363
Empire District Electric Co. (The)	203	4,706
Empresa Distribuidora y Comercializadora Norte SA SP ADR[a]	101	197
Empresa Nacional de Electricidad SA SP ADR	518	20,575
Enersis SA SP ADR	940	14,288
Entergy Corp.	825	55,687
Exelon Corp.	3,891	119,026
FirstEnergy Corp.	1,962	74,693
Genie Energy Ltd. Class B	98	1,010
Great Plains Energy Inc.	756	18,288
Hawaiian Electric Industries Inc.	455	12,130

Security	Shares	Value

Huaneng Power International Inc. Class H SP ADR	358	$14,929
IDACORP Inc.	232	12,243
Integrys Energy Group Inc.	371	23,299
ITC Holdings Corp.	245	22,484
Korea Electric Power Corp. SP ADR[a]	2,428	30,666
MDU Resources Group Inc.	819	22,965
National Fuel Gas Co.	369	23,922
NextEra Energy Inc.	1,929	167,071
Northeast Utilities	1,457	64,705
NorthWestern Corp.	168	7,090
NRG Energy Inc.	1,473	39,506
NV Energy Inc.	1,093	25,828
OGE Energy Corp.	894	33,436
Ormat Technologies Inc.	84	1,934
Pampa Energia SA SP ADR[a]	210	701
Pepco Holdings Inc.	1,054	21,660
PG&E Corp.	2,039	93,570
Pike Electric Corp.	82	1,001
Pinnacle West Capital Corp.	507	29,862
PNM Resources Inc.	371	8,711
Portland General Electric Co.	299	9,478
PPL Corp.	2,720	86,414
Public Service Enterprise Group Inc.	2,294	77,514
SCANA Corp.	568	29,485
Southern Co. (The)	3,997	179,225
TECO Energy Inc.	1,022	18,059
TransAlta Corp.	1,257	17,334
UIL Holdings Corp.	254	10,373
Unitil Corp.	90	2,767
UNS Energy Corp.	203	10,323
Westar Energy Inc.	583	19,583
Wisconsin Energy Corp.	1,044	45,393
Xcel Energy Inc.	2,166	64,872

		2,497,250
ELECTRICAL COMPONENTS & EQUIPMENT — 0.45%
Acuity Brands Inc.	200	17,300
AMETEK Inc.	1,127	52,158
Belden Inc.	189	11,077
China Ming Yang Wind Power Group Ltd. SP ADR[a]	308	487
Emerson Electric Co.	3,282	201,416
Energizer Holdings Inc.	296	30,133
EnerSys Inc.	235	12,436
Generac Holdings Inc.	240	10,404

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

General Cable Corp.	249	$7,848
GrafTech International Ltd.[a,b]	612	4,602
Hubbell Inc. Class A	15	1,430
Hubbell Inc. Class B	246	26,408
Nidec Corp. SP ADR	1,778	36,058
Suntech Power Holdings Co. Ltd. SP ADR[a,b]	665	958
Yingli Green Energy Holding Co. Ltd. SP ADR[a,b]	497	1,993

		414,708
ELECTRONICS — 1.37%
Advantest Corp. SP ADR	731	9,510
Agilent Technologies Inc.	1,618	72,373
Amphenol Corp. Class A	731	57,427
AU Optronics Corp. SP ADR[a]	4,027	14,658
Avnet Inc.[a]	644	24,260
AVX Corp.	322	4,118
Badger Meter Inc.	77	3,668
Benchmark Electronics Inc.[a]	279	6,172
Brady Corp. Class A	203	6,754
Celestica Inc.[a]	634	6,708
Checkpoint Systems Inc.[a]	187	3,216
China Digital TV Holding Co. Ltd. SP ADR	251	377
CTS Corp.	161	2,262
ESCO Technologies Inc.	85	2,944
Honeywell International Inc.	3,619	300,305
Imax Corp.[a]	291	7,327
Jabil Circuit Inc.	875	20,116
Kemet Corp.[a]	205	894
Koninklijke Philips Electronics NV NYS	4,410	140,194
Kyocera Corp. SP ADR	884	89,859
LG Display Co. Ltd. SP ADR[a]	2,157	26,725
Methode Electronics Inc.	171	3,230
Mettler-Toledo International Inc.[a]	126	27,796
Nam Tai Electronics Inc.	140	1,093
Park Electrochemical Corp.	88	2,394
PerkinElmer Inc.	539	18,375
Pulse Electronics Corp.[a]	19	75
Rogers Corp.[a]	77	4,283
Sensata Technologies Holding NVa	573	21,533
Stoneridge Inc.[a]	185	2,235
TE Connectivity Ltd.	1,875	95,700
Thermo Fisher Scientific Inc.	1,634	148,874

Security	Shares	Value

Tyco International Ltd.	2,156	$75,050
Vishay Intertechnology Inc.[a]	671	9,656
Vishay Precision Group Inc.[a]	161	2,611
Waters Corp.[a]	379	38,256
Watts Water Technologies Inc. Class A	105	5,489

		1,256,517
ENERGY — ALTERNATE SOURCES — 0.01%
FutureFuel Corp.	65	1,026
Renesola Ltd. SP ADR[a]	49	229
REX American Resources Corp.[a]	35	1,274
Trina Solar Ltd. SP ADR[a]	336	2,493

		5,022
ENGINEERING & CONSTRUCTION — 0.51%
ABB Ltd. SP ADR	10,638	234,462
AECOM Technology Corp.[a,b]	426	14,441
Chicago Bridge & Iron Co. NV	483	28,777
Dycom Industries Inc.[a]	164	4,343
EMCOR Group Inc.	310	12,797
Empresas ICA SAB de CV SP ADR[a]	696	5,853
Engility Holdings Inc.[a]	69	2,249
Fluor Corp.	707	44,230
Granite Construction Inc.	182	5,505
Grupo Aeroportuario del Pacifico SAB de CV SP ADR	140	7,312
Grupo Aeroportuario del Sureste SAB de CV Series B SP ADR	110	13,031
Jacobs Engineering Group Inc.[a]	592	35,046
KBR Inc.	609	19,050
MasTec Inc.[a,b]	240	7,920
McDermott International Inc.[a,b]	961	8,313
Mistras Group Inc.[a]	77	1,294
Orion Marine Group Inc.[a]	99	1,244
Tutor Perini Corp.[a,b]	152	3,007
URS Corp.	371	17,251

		466,125
ENTERTAINMENT — 0.12%
Bally Technologies Inc.[a,b]	167	11,971
Cinemark Holdings Inc.	504	14,676
Dolby Laboratories Inc. Class A	206	6,775
International Game Technology	1,201	22,182
Lions Gate Entertainment Corp.[a,b]	329	10,702
Marriott Vacations Worldwide Corp.[a]	68	2,992
Pinnacle Entertainment Inc.[a,b]	290	6,163
Regal Entertainment Group Class A	333	6,277

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

SeaWorld Entertainment Inc.	146	$5,354
Six Flags Entertainment Corp.	286	10,522
Speedway Motorsports Inc.	61	1,127
Vail Resorts Inc.	145	9,712

		108,453
ENVIRONMENTAL CONTROL — 0.25%
Calgon Carbon Corp.[a,b]	266	4,769
Clean Harbors Inc.[a]	227	12,812
Covanta Holding Corp.	445	9,260
Darling International Inc.[a]	545	11,063
Met-Pro Corp.	67	915
Mine Safety Appliances Co.	150	7,970
Progressive Waste Solutions Ltd.	541	13,006
Republic Services Inc.	1,669	56,596
Waste Connections Inc.	533	23,058
Waste Management Inc.	2,114	88,851

		228,300
FOOD — 1.83%
B&G Foods Inc. Class A	271	9,442
BRF — Brasil Foods SA SP ADR	4,024	86,234
Campbell Soup Co.	896	41,933
Cencosud SA SP ADR	382	5,268
Chiquita Brands International Inc.[a]	211	2,549
ConAgra Foods Inc.	1,906	69,016
Cosan Ltd. Class Ab	876	14,086
Dean Foods Co.[a]	777	8,469
Delhaize Group SP ADR	435	28,706
Dole Food Co. Inc.[a]	168	2,167
Flowers Foods Inc.	825	18,942
Fresh Del Monte Produce Inc.	184	5,169
General Mills Inc.	2,927	152,204
Gruma SAB de CV Series B SP ADR[a]	165	3,481
Harris Teeter Supermarkets Inc.	233	11,459
Hershey Co. (The)	766	72,670
Hillshire Brands Co.	604	21,267
Hormel Foods Corp.	635	26,892
Industrias Bachoco SAB de CV SP ADR	40	1,607
Ingredion Inc.	359	24,125
J.M. Smucker Co. (The)	484	54,460
Kellogg Co.	1,670	110,621
Kroger Co. (The)	2,261	88,789
McCormick & Co. Inc	42	3,028
McCormick & Co. Inc. NVS	557	39,887
Post Holdings Inc.[a]	135	6,263

Security	Shares	Value

Safeway Inc.	1,138	$29,349
Smithfield Foods Inc.[a,b]	602	19,986
SUPERVALU Inc.[a]	990	7,930
Sysco Corp.	2,757	95,144
Tootsie Roll Industries Inc.	124	4,199
TreeHouse Foods Inc.[a,b]	174	12,352
Tyson Foods Inc. Class A	1,311	36,210
Unilever NV NYS	7,887	315,559
Unilever PLC SP ADR	5,873	238,620
Weis Markets Inc.	87	4,369
WhiteWave Foods Co. Class Aa	198	3,701
WhiteWave Foods Co. Class Ba	282	5,211

		1,681,364
FOREST PRODUCTS & PAPER — 0.23%
Boise Inc.	396	3,604
Buckeye Technologies Inc.	188	6,997
Clearwater Paper Corp.[a]	108	5,283
Deltic Timber Corp.	58	3,499
Domtar Corp.	168	11,678
Fibria Celulose SA SP ADR[a]	920	10,194
International Paper Co.	1,996	96,427
KapStone Paper and Packaging Corp.	203	8,942
MeadWestvaco Corp.	808	29,856
Neenah Paper Inc.	77	3,047
P.H. Glatfelter Co.	214	5,665
Resolute Forest Products Inc.[a,b]	382	5,829
Sappi Ltd. SP ADR[a]	1,466	3,958
Schweitzer-Mauduit International Inc.	146	7,904
Wausau Paper Corp.	228	2,597
Xerium Technologies Inc.[a]	169	2,092

		207,572
GAS — 0.60%
AGL Resources Inc.	537	24,589
Atmos Energy Corp.	378	16,723
CenterPoint Energy Inc.	1,932	47,952
Chesapeake Utilities Corp.	43	2,549
Just Energy Group Inc.	782	5,521
Laclede Group Inc. (The)	98	4,494
National Grid PLC SP ADR	3,383	201,593
New Jersey Resources Corp.	203	9,086
NiSource Inc.	1,337	41,073
Northwest Natural Gas Co.	124	5,449
Piedmont Natural Gas Co.	335	11,574
Questar Corp.	833	19,875

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

Sempra Energy	1,060	$92,888
South Jersey Industries Inc.	150	9,165
Southwest Gas Corp.	214	10,623
UGI Corp.	560	23,514
Vectren Corp.	371	13,735
WGL Holdings Inc.	233	10,711

		551,114
HAND & MACHINE TOOLS — 0.12%
Kennametal Inc.	287	12,438
Regal Beloit Corp.	173	11,190
Snap-on Inc.	272	25,799
Stanley Black & Decker Inc.	748	63,296

		112,723
HEALTH CARE — PRODUCTS — 1.55%
Alere Inc.[a]	334	11,156
Baxter International Inc.	2,506	183,038
Becton, Dickinson and Co.	870	90,236
Boston Scientific Corp.[a]	6,138	67,027
C.R. Bard Inc.	378	43,319
Cantel Medical Corp.	213	5,653
CareFusion Corp.[a]	1,033	39,843
Cooper Companies Inc. (The)	212	26,998
Covidien PLC	2,139	131,827
CryoLife Inc.	129	913
Edwards Lifesciences Corp.[a]	489	34,905
Globus Medical Inc. Class Aa	350	5,866
Greatbatch Inc.[a]	108	4,082
Haemonetics Corp.[a,b]	235	9,922
Hanger Inc.[a]	161	5,944
Hill-Rom Holdings Inc.	292	10,824
Hospira Inc.[a]	712	28,978
Invacare Corp.	144	2,248
Luxottica Group SpA SP ADR	735	38,588
Medtronic Inc.	4,671	258,026
Mindray Medical International Ltd. SP ADR	439	17,977
Nordion Inc.	266	1,931
ResMed Inc.[b]	677	32,259
Smith & Nephew PLC SP ADR	796	47,322
St. Jude Medical Inc.	1,244	65,173
Steris Corp.	252	11,345
Stryker Corp.	1,569	110,552
Symmetry Medical Inc.[a,b]	168	1,463
Teleflex Inc.	194	15,409
Varian Medical Systems Inc.[a]	509	36,903

Security	Shares	Value

West Pharmaceutical Services Inc.	171	$12,613
Zimmer Holdings Inc.	793	66,200

		1,418,540
HEALTH CARE — SERVICES — 1.30%
Aetna Inc.	1,717	110,180
Brookdale Senior Living Inc.[a]	586	17,064
Capital Senior Living Corp.[a]	127	2,926
Centene Corp.[a]	240	13,313
China Cord Blood Corp.[a,b]	182	737
Cigna Corp.	1,255	97,677
Community Health Systems Inc.	414	19,069
Concord Medical Services Holdings Ltd. SP ADR[a]	105	435
Covance Inc.[a,b]	226	18,645
DaVita HealthCare Partners Inc.[a]	483	56,226
Emeritus Corp.[a]	220	5,102
Five Star Quality Care Inc.[a,b]	200	1,184
Fresenius Medical Care AG & Co. KGaA SP ADR	1,952	61,410
HCA Holdings Inc.	1,287	50,193
Health Management Associates Inc. Class Aa	1,074	14,477
Health Net Inc.[a]	332	10,182
HealthSouth Corp.[a]	350	11,396
Humana Inc.	734	66,985
Kindred Healthcare Inc.[a,b]	245	3,763
Laboratory Corp. of America Holdings[a]	424	41,018
MEDNAX Inc.[a,b]	223	21,725
Molina Healthcare Inc.[a]	89	3,304
Quest Diagnostics Inc.	728	42,450
Select Medical Holdings Corp.	262	2,350
Tenet Healthcare Corp.[a]	502	22,414
Triple-S Management Corp. Class Ba	98	2,132
UnitedHealth Group Inc.	4,598	334,964
Universal American Corp.	295	3,198
Universal Health Services Inc. Class B	381	26,651
Vanguard Health Systems Inc.[a]	150	3,136
WellCare Health Plans Inc.[a]	203	12,389
WellPoint Inc.	1,351	115,592

		1,192,287
HOLDING COMPANIES — DIVERSIFIED — 0.05%
Administradora de Fondos de Pensiones Provida SA SP ADR	26	2,301

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

Leucadia National Corp.	1,393	$37,374
Oaktree Capital Group LLC	134	7,235

		46,910
HOME BUILDERS — 0.20%
Beazer Homes USA Inc.[a,b]	153	2,630
Brookfield Residential Properties Inc.[a]	488	10,087
D.R. Horton Inc.	1,212	24,361
Hovnanian Enterprises Inc. Class Aa,b	260	1,391
KB Home	299	5,307
Lennar Corp. Class A	721	24,420
Lennar Corp. Class B	56	1,526
M.D.C. Holdings Inc.	140	4,430
M/I Homes Inc.[a]	75	1,594
Meritage Homes Corp.[a]	168	7,604
NVR Inc.[a]	23	21,289
PulteGroup Inc.[a]	1,600	26,608
Ryland Group Inc. (The)	189	7,643
Standard-Pacific Corp.[a]	388	3,174
Thor Industries Inc.	188	10,161
Toll Brothers Inc.[a]	741	24,357
Winnebago Industries Inc.[a]	140	3,349

		179,931
HOME FURNISHINGS — 0.20%
Ethan Allen Interiors Inc.	77	2,338
Furniture Brands International Inc.[a]	31	73
Harman International Industries Inc.	295	17,856
La-Z-Boy Inc.	245	5,079
Sony Corp. SP ADR	4,668	98,215
Tempur Sealy International Inc.[a,b]	276	10,943
Whirlpool Corp.	354	47,415

		181,919
HOUSEHOLD PRODUCTS & WARES — 0.40%
ACCO Brands Corp.[a]	497	3,285
American Greetings Corp. Class A	102	1,942
Avery Dennison Corp.	459	20,531
Blyth Inc.	56	785
Church & Dwight Co. Inc.	636	40,513
Clorox Co. (The)	605	51,994
CSS Industries Inc.	42	1,118
Jarden Corp.[a]	488	22,189
Kimberly-Clark Corp.	1,766	174,481
Prestige Brands Holdings Inc.[a]	248	8,410
Scotts Miracle-Gro Co. (The) Class Ab	202	10,150
Spectrum Brands Holdings Inc.	88	4,965

Security	Shares	Value

Tumi Holdings Inc.[a]	216	$5,167
Tupperware Brands Corp.	239	20,143

		365,673
HOUSEWARES — 0.06%
Newell Rubbermaid Inc.	1,379	37,260
Toro Co. (The)	288	14,193

		51,453
INSURANCE — 4.90%
ACE Ltd.	1,534	140,177
Aegon NV NYS	8,671	67,027
Aflac Inc.	2,057	126,876
Alleghany Corp.[a]	65	26,252
Allied World Assurance Co. Holdings Ltd.	163	15,428
Allstate Corp. (The)	2,043	104,152
American Equity Investment Life Holding Co.	279	5,078
American Financial Group Inc.	335	17,316
American International Group Inc.[a]	6,790	309,013
American Safety Insurance Holdings Ltd.[a]	48	1,438
Aon PLC	1,386	93,555
Arthur J. Gallagher & Co.	608	26,983
Aspen Insurance Holdings Ltd.	331	12,409
Assurant Inc.	320	17,331
Assured Guaranty Ltd.	752	16,273
Aviva PLC SP ADR	6,899	78,511
Axis Capital Holdings Ltd.	517	22,521
Berkshire Hathaway Inc. Class Ba	8,617	998,452
Brown & Brown Inc.	592	19,530
China Life Insurance Co. Ltd. Class H SP ADR	2,323	83,698
Chubb Corp. (The)	1,175	101,637
Citizens Inc.[a,b]	248	1,771
CNA Financial Corp.	1,256	44,601
CNO Financial Group Inc.	1,055	15,065
Endurance Specialty Holdings Ltd.[b]	189	9,947
Everest Re Group Ltd.	192	25,638
FBL Financial Group Inc. Class A	43	1,902
Fidelity National Financial Inc. Class A	902	22,081
First American Financial Corp.	497	11,297
Genworth Financial Inc. Class Aa	2,277	29,578
Hanover Insurance Group Inc. (The)	226	12,166

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

Hartford Financial Services Group Inc. (The)	2,025	$62,491
HCC Insurance Holdings Inc.	486	21,642
Hilltop Holdings Inc.[a]	192	3,270
Horace Mann Educators Corp.	186	5,271
ING Groep NV SP ADR[a,b]	17,494	177,914
ING U.S. Inc.[a]	311	9,678
Kemper Corp.	234	8,178
Kingsway Financial Services Inc.[a]	45	172
Lincoln National Corp.	1,238	51,587
Loews Corp.	1,512	68,872
Manulife Financial Corp.	8,358	147,184
Markel Corp.[a]	61	32,330
Marsh & McLennan Companies Inc.	2,550	106,768
MBIA Inc.[a]	707	9,544
Meadowbrook Insurance Group Inc.	247	1,875
Mercury General Corp.	145	6,409
MetLife Inc.	4,124	199,684
MGIC Investment Corp.[a,b]	1,527	11,666
Montpelier Re Holdings Ltd.[b]	229	6,185
Old Republic International Corp.	1,022	14,768
OneBeacon Insurance Group Ltd. Class Ab	109	1,581
PartnerRe Ltd.	241	21,579
Phoenix Companies Inc. (The)[a]	39	1,664
Platinum Underwriters Holdings Ltd.	145	8,423
Primerica Inc.	258	10,588
Principal Financial Group Inc.	1,332	57,756
ProAssurance Corp.	268	14,346
Progressive Corp. (The)	2,556	66,482
Protective Life Corp.	311	13,476
Prudential Financial Inc.	2,128	168,048
Prudential PLC SP ADR	5,902	209,993
Radian Group Inc.[b]	852	11,971
Reinsurance Group of America Inc.	331	22,538
RenaissanceRe Holdings Ltd.	200	17,394
RLI Corp.	92	7,594
StanCorp Financial Group Inc.	208	11,043
Stewart Information Services Corp.	98	3,031
Sun Life Financial Inc.	2,728	88,524
Symetra Financial Corp.	543	9,763
Torchmark Corp.	412	29,285
Travelers Companies Inc. (The)	1,715	143,288
Unum Group	1,266	40,056
Validus Holdings Ltd.	443	15,695

Security	Shares	Value

W.R. Berkley Corp.	544	$23,049
White Mountains Insurance Group Ltd.	19	11,362
Willis Group Holdings PLC	789	33,769
XL Group PLC	1,377	43,169

		4,488,658
INTERNET — 0.23%
Active Network Inc. (The)[a,b]	207	1,766
AOL Inc.	347	12,783
Bankrate Inc.[a]	272	4,877
Dice Holdings Inc.[a,b]	245	2,124
E-Commerce China Dangdang Inc. SP ADR[a]	426	4,017
Giant Interactive Group Class A	519	4,230
IntraLinks Holdings Inc.[a]	184	1,748
LinkedIn Corp. Class Aa	414	84,369
Pandora Media Inc.[a,b]	740	13,572
Qihoo 360 Technology Co. Ltd. SP ADR[a]	402	26,154
Rackspace Hosting Inc.[a]	518	23,460
Renren Inc. SP ADR[a,b]	1,571	5,231
Safeguard Scientifics Inc.[a]	190	2,841
SouFun Holdings Ltd. SP ADR	111	3,858
XO Group Inc.[a]	105	1,256
Yelp Inc.[a]	132	5,518
Youku Tudou Inc.[a]	442	9,804

		207,608
IRON & STEEL — 0.51%
AK Steel Holding Corp.[a,b]	510	1,734
Allegheny Technologies Inc.	518	14,281
ArcelorMittal NYS	4,505	58,430
Carpenter Technology Corp.	266	13,907
Cliffs Natural Resources Inc.[b]	674	13,150
Commercial Metals Co.	447	6,924
Companhia Siderurgica Nacional SA SP ADR	3,507	10,170
Mechel OAO SP ADR[a]	707	2,008
Nucor Corp.	1,371	64,135
POSCO SP ADR	1,609	115,333
Reliance Steel & Aluminum Co.	337	23,657
Ternium SA SP ADR	228	5,100
United States Steel Corp.[b]	728	12,631
Vale SA SP ADR	8,876	121,779

		463,239

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

LEISURE TIME — 0.28%
Brunswick Corp.	317	$11,967
Callaway Golf Co.	300	2,154
Carnival Corp.	1,948	72,134
Carnival PLC SP ADR	849	32,737
Harley-Davidson Inc.	1,047	59,438
Life Time Fitness Inc.[a,b]	188	10,019
Polaris Industries Inc.	308	34,539
Royal Caribbean Cruises Ltd.	786	29,939
WMS Industries Inc.[a]	267	6,875

		259,802
LODGING — 0.36%
Boyd Gaming Corp.[a]	244	3,248
Choice Hotels International Inc.	157	6,527
Hyatt Hotels Corp. Class Aa,b	208	9,412
InterContinental Hotels Group PLC	1,074	31,049
Las Vegas Sands Corp.	1,848	102,693
Marcus Corp.	98	1,269
Marriott International Inc. Class A	1,091	45,353
MGM Resorts International[a]	1,812	29,554
Orient-Express Hotels Ltd. Class Aa	440	5,505
Red Lion Hotels Corp.[a]	82	545
Starwood Hotels & Resorts Worldwide Inc.	887	58,675
Wyndham Worldwide Corp.	611	38,065

		331,895
MACHINERY — 0.95%
AGCO Corp.	421	23,681
Alamo Group Inc.	24	1,000
Albany International Corp. Class A	122	4,210
Applied Industrial Technologies Inc.	182	9,493
Babcock & Wilcox Co. (The)	546	16,675
Briggs & Stratton Corp.	234	4,738
Caterpillar Inc.	3,034	251,549
CNH Global NV	135	6,344
Cummins Inc.	843	102,163
Deere & Co.	1,768	146,868
Flowserve Corp.	658	37,295
Graco Inc.	287	20,027
Hyster-Yale Materials Handling Inc.	25	1,625
IDEX Corp.	380	22,667
Intermec Inc.[a,b]	245	2,433
Joy Global Inc.	478	23,661
Kadant Inc.	57	1,866
Lindsay Corp.	58	4,356

Security	Shares	Value

Manitowoc Co. Inc. (The)	630	$12,934
NACCO Industries Inc. Class A	26	1,595
Rockwell Automation Inc.	641	62,081
Roper Industries Inc.	421	53,029
Tennant Co.	79	4,076
Terex Corp.[a]	464	13,679
Wabtec Corp.	410	23,805
Xylem Inc.	842	20,991

		872,841
MANUFACTURING — 3.38%
3M Co.	3,156	370,609
A.O. Smith Corp.	362	14,958
Actuant Corp. Class A	321	11,335
AptarGroup Inc.	288	16,816
AZZ Inc.	119	4,502
Barnes Group Inc.	226	7,458
Blount International Inc.[a]	228	3,005
Carlisle Companies Inc.	308	20,864
CLARCOR Inc.	209	11,491
Colfax Corp.[a,b]	334	17,725
Crane Co.	237	14,433
Danaher Corp.	2,734	184,108
Donaldson Co. Inc.	651	23,599
Dover Corp.	789	67,570
Eaton Corp. PLC	2,182	150,449
EnPro Industries Inc.[a]	62	3,523
Fabrinet[a]	56	829
Federal Signal Corp.[a]	291	2,823
General Electric Co.	47,428	1,155,820
GP Strategies Corp.[a]	77	2,034
Harsco Corp.	375	9,660
Hexcel Corp.[a]	460	16,197
Hillenbrand Inc.	293	7,263
Illinois Tool Works Inc.	2,078	149,699
Ingersoll-Rand PLC	1,401	85,531
ITT Corp.	399	12,465
John Bean Technologies Corp.	140	3,319
Koppers Holdings Inc.	60	2,319
Leggett & Platt Inc.	539	16,930
LSB Industries Inc.[a]	86	2,828
Lydall Inc.[a]	78	1,214
Movado Group Inc.	84	3,064
Myers Industries Inc.	162	3,154
NL Industries Inc.	24	266
Pall Corp.	509	35,610

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

Parker Hannifin Corp.	692	$71,470
Pentair Ltd. Registered	955	58,331
Polypore International Inc.[a,b]	224	9,406
Proto Labs Inc.[a,b]	88	5,955
Siemens AG SP ADR	4,036	445,817
SPX Corp.	195	14,900
Standex International Corp.	58	3,424
STR Holdings Inc.[a]	192	513
Sturm, Ruger & Co. Inc.[b]	89	4,527
Textron Inc.	1,285	35,183
Tredegar Corp.	106	3,181
Trinity Industries Inc.	358	14,094

		3,100,271
MEDIA — 1.77%
A.H. Belo Corp. Class A	87	652
Belo Corp. Class A	435	6,203
Cablevision NY Group Class A	982	18,354
CBS Corp. Class A	41	2,187
CBS Corp. Class B NVS	2,555	135,006
Demand Media Inc.[a]	333	2,178
Dolan Co. (The)[a,b]	130	330
E.W. Scripps Co. (The) Class Aa	147	2,442
Entercom Communications Corp. Class Aa	224	2,197
Entravision Communications Corp. Class A	318	1,809
FactSet Research Systems Inc.[b]	203	22,164
Gannett Co. Inc.	997	25,683
Grupo Televisa SAB SP ADR	2,418	65,528
John Wiley & Sons Inc. Class A	214	9,658
Journal Communications Inc. Class Aa,b	187	1,713
Meredith Corp.	170	8,078
New York Times Co. (The) Class Aa,b	384	4,677
Nielsen Holdings NV	1,005	33,587
Pearson PLC SP ADR	3,838	78,756
Promotora de Informaciones SA Class A SP ADR[a]	413	375
Promotora de Informaciones SA Class B SP ADR[a]	434	495
Reed Elsevier NV SP ADR	1,700	64,974
Reed Elsevier PLC SP ADR[b]	1,395	72,289
Scripps Networks Interactive Inc. Class A	382	27,034
Shaw Communications Inc. Class B	1,722	42,774

Security	Shares	Value

Thomson Reuters Corp.	1,759	$59,859
Time Warner Cable Inc.	1,342	153,082
Time Warner Inc.	4,267	265,663
Walt Disney Co. (The)	7,664	495,478
Washington Post Co. (The) Class B	28	15,046
World Wrestling Entertainment Inc. Class A	162	1,724

		1,619,995
METAL FABRICATE & HARDWARE — 0.30%
A.M. Castle & Co.[a]	84	1,430
Ampco-Pittsburgh Corp.	39	750
CIRCOR International Inc.	80	4,202
Furmanite Corp.[a]	114	854
Kaydon Corp.	151	4,391
Mueller Industries Inc.	99	5,434
Mueller Water Products Inc. Class A	728	5,635
Precision Castparts Corp.	671	148,774
Rexnord Corp.[a]	444	8,423
RTI International Metals Inc.[a,b]	140	4,291
Sims Metal Management Ltd. SP ADR	951	7,570
Tenaris SA SP ADR	752	33,426
Timken Co. (The)	363	21,206
Valmont Industries Inc.	113	15,779
Worthington Industries Inc.	275	9,837

		272,002
MINING — 2.09%
Agnico-Eagle Mines Ltd.	836	23,751
Alamos Gold Inc.[a]	610	8,979
Alcoa Inc.	4,885	38,836
Alumina Ltd. SP ADR[a]	1,348	4,691
Aluminum Corp. of China Ltd. Class H SP ADR[a,b]	737	5,667
AMCOL International Corp.	107	3,754
AngloGold Ashanti Ltd. SP ADR	1,030	13,565
AuRico Gold Inc.	1,450	6,713
Barrick Gold Corp.	4,686	79,521
BHP Billiton Ltd. SP ADR[b]	7,392	463,700
BHP Billiton PLC SP ADR	4,611	263,473
Cameco Corp.	1,828	37,145
Coeur Mining Inc.[a]	419	5,619
Compania de Minas Buenaventura SA SP ADR	962	13,757
Compass Minerals International Inc.	144	10,886
DRDGOLD Ltd. SP ADR	63	341

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

Eldorado Gold Corp.	3,488	$27,555
Endeavour Silver Corp.[a]	560	2,234
First Majestic Silver Corp.[a]	543	7,092
Fortuna Silver Mines Inc.[a]	736	2,569
Franco-Nevada Corp.	566	23,880
Freeport-McMoRan Copper & Gold Inc.	4,245	120,049
Gold Fields Ltd. SP ADR	3,511	21,171
Goldcorp Inc.	3,755	106,004
Harmony Gold Mining Co. Ltd. SP ADR	1,568	6,037
Hecla Mining Co.	1,305	4,215
HudBay Minerals Inc.[b]	812	5,465
IAMGOLD Corp.	1,865	9,661
Kinross Gold Corp.	5,537	28,958
Materion Corp.	98	2,954
McEwen Mining Inc.[a,b]	922	1,807
Molycorp Inc.[a,b]	695	5,185
Newmont Mining Corp.	2,309	69,270
Noranda Aluminium Holding Corp.	248	771
Pretium Resources Inc.[a]	350	2,954
Primero Mining Corp.[a]	392	1,889
Rio Tinto PLC SP ADR	6,515	293,110
Sibanye Gold Ltd. SP ADR[a]	879	2,734
Silver Wheaton Corp.	1,637	37,602
Silvercorp Metals Inc.	817	2,541
Southern Copper Corp.	784	20,439
Sterlite Industries (India) Ltd. SP ADR	1,719	8,647
Stillwater Mining Co.[a]	434	5,251
Tahoe Resources Inc.[a]	445	6,737
Teck Resources Ltd. Class B	2,632	61,668
Thompson Creek Metals Co. Inc.[a]	707	2,107
Turquoise Hill Resources Ltd.[a]	2,016	8,124
USEC Inc.[a,b]	27	529
Yamana Gold Inc.	3,470	36,435

		1,916,042
OFFICE & BUSINESS EQUIPMENT — 0.28%
Canon Inc. SP ADR	6,152	189,728
Pitney Bowes Inc.	959	15,833
Xerox Corp.	5,397	52,351

		257,912
OFFICE FURNISHINGS — 0.02%
HNI Corp.	169	6,441
Knoll Inc.	224	3,700

Security	Shares	Value

Steelcase Inc. Class A	413	$6,294

		16,435
OIL & GAS — 11.19%
Advantage Oil & Gas Ltd.[a]	770	2,787
Alon USA Energy Inc.	65	888
Anadarko Petroleum Corp.	2,303	203,862
Apache Corp.	1,779	142,765
Atwood Oceanics Inc.[a,b]	245	13,803
Baytex Energy Corp.	602	24,447
Berry Petroleum Co. Class A	219	8,880
Bill Barrett Corp.[a,b]	215	4,820
Bonanza Creek Energy Inc.[a,b]	203	8,270
BP PLC SP ADR	14,490	600,466
BPZ Resources Inc.[a,b]	497	1,198
Cabot Oil & Gas Corp.	970	73,545
Callon Petroleum Co.[a]	182	728
Canadian Natural Resources Ltd.	4,878	151,316
Cenovus Energy Inc.	3,429	101,498
Chesapeake Energy Corp.	3,066	71,438
Chevron Corp.	8,891	1,119,288
China Petroleum & Chemical Corp. Class H SP ADR	1,111	82,536
Cimarex Energy Co.	400	30,572
CNOOC Ltd. SP ADR	731	131,463
Cobalt International Energy Inc.[a]	1,351	38,976
Comstock Resources Inc.	224	3,756
Concho Resources Inc.[a]	482	43,231
ConocoPhillips	5,344	346,612
Continental Resources Inc.[a]	210	19,383
CVR Energy Inc.	81	3,822
Delek US Holdings Inc.	211	6,383
Denbury Resources Inc.[a]	1,575	27,563
Devon Energy Corp.	1,730	95,167
Diamond Offshore Drilling Inc.	657	44,308
Ecopetrol SA SP ADR	1,167	53,204
Encana Corp.	3,453	60,497
Endeavour International Corp.[a,b]	182	775
Energen Corp.	338	20,243
Enerplus Corp.	901	14,641
Eni SpA SP ADR	8,309	366,842
Ensco PLC Class A	1,082	62,042
EOG Resources Inc.	1,236	179,826
EPL Oil & Gas Inc.[a]	215	6,914
EQT Corp.	698	60,377
Equal Energy Ltd.	161	676

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

EXCO Resources Inc.	728	$6,312
Exxon Mobil Corp.	20,394	1,911,937
Forest Oil Corp.[a]	531	2,719
Goodrich Petroleum Corp.[a,b]	128	2,435
Halcon Resources Corp.[a,b]	1,098	6,017
Harvest Natural Resources Inc.[a]	161	663
Helmerich & Payne Inc.	498	31,474
Hess Corp.	1,420	105,733
HollyFrontier Corp.	941	42,863
Hyperdynamics Corp.[a,b]	152	646
InterOil Corp.[a]	163	13,969
Kodiak Oil & Gas Corp.[a,b]	1,253	12,167
Kosmos Energy Ltd.[a,b]	353	3,728
Laredo Petroleum Holdings Inc.[a]	143	3,133
Lone Pine Resources Inc.[a]	395	109
Magnum Hunter Resources Corp.[a,b]	882	3,378
Marathon Oil Corp.	3,222	117,152
Marathon Petroleum Corp.	1,473	108,015
Miller Energy Resources Inc.[a]	150	749
Murphy Oil Corp.	848	57,427
Nabors Industries Ltd.	1,215	18,699
Newfield Exploration Co.[a]	518	12,743
Noble Corp.	1,148	43,854
Noble Energy Inc.	1,599	99,922
Oasis Petroleum Inc.[a]	401	16,858
Occidental Petroleum Corp.	3,669	326,724
Panhandle Oil and Gas Inc.	37	1,101
Parker Drilling Co.[a,b]	544	3,302
Pengrowth Energy Corp.	2,429	14,040
Penn Virginia Corp.[a]	211	1,063
Penn West Petroleum Ltd.	2,377	28,049
Petrobras Argentina SA Class B SP ADR	296	1,231
PetroChina Co. Ltd. Class H SP ADR	959	111,800
Petroleo Brasileiro SA SP ADR	7,122	97,144
PetroQuest Energy Inc.[a]	278	1,251
Phillips 66	2,842	174,783
Pioneer Natural Resources Co.	624	96,570
Precision Drilling Corp.	1,295	13,209
QEP Resources Inc.	864	26,343
Quicksilver Resources Inc.[a,b]	186	270
Range Resources Corp.	712	56,319
Resolute Energy Corp.[a]	237	1,984
Rowan Companies PLC Class Aa	543	18,652

Security	Shares	Value

Royal Dutch Shell PLC Class A SP ADR	8,694	$594,235
Royal Dutch Shell PLC Class B SP ADR	5,875	416,361
SandRidge Energy Inc.[a,b]	2,186	11,848
Seadrill Ltd.[b]	1,652	70,507
SM Energy Co.	310	21,306
Southwestern Energy Co.[a]	1,510	58,573
Statoil ASA SP ADR	4,770	102,984
Stone Energy Corp.[a,b]	229	5,578
Suncor Energy Inc.	6,931	219,228
Swift Energy Co.[a]	203	2,586
Talisman Energy Inc.	4,802	54,311
Tesoro Corp.	604	34,337
Total SA SP ADR[b]	10,919	579,253
Transocean Ltd.	1,621	76,446
Ultra Petroleum Corp.[a,b]	711	15,393
Unit Corp.[a]	174	7,844
VAALCO Energy Inc.[a]	266	1,649
Valero Energy Corp.	2,549	91,178
W&T Offshore Inc.	169	2,753
Western Refining Inc.	259	7,804
Whiting Petroleum Corp.[a]	537	27,639
WPX Energy Inc.[a]	918	17,635
YPF SA SP ADR	526	8,642

		10,254,435
OIL & GAS SERVICES — 1.53%
Baker Hughes Inc.	2,057	97,564
Basic Energy Services Inc.[a,b]	195	2,231
C&J Energy Services Inc.[a]	247	4,779
Cal Dive International Inc.[a,b]	440	862
Cameron International Corp.[a]	1,132	67,128
CARBO Ceramics Inc.[b]	64	5,623
CGG SP ADR	862	21,550
Core Laboratories NV	210	31,416
Dresser-Rand Group Inc.[a]	329	20,026
Dril-Quip Inc.[a]	182	16,546
Exterran Holdings Inc.[a,b]	213	6,763
Flotek Industries Inc.[a,b]	231	4,523
FMC Technologies Inc.[a]	1,083	57,724
Forum Energy Technologies Inc.[a,b]	200	5,776
Global Geophysical Services Inc.[a,b]	182	799
Halliburton Co.	4,279	193,368
Helix Energy Solutions Group Inc.[a]	476	12,076
Hornbeck Offshore Services Inc.[a,b]	146	7,731

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

ION Geophysical Corp.[a]	560	$3,444
Key Energy Services Inc.[a]	668	4,235
MRC Global Inc.[a]	450	12,069
National Oilwell Varco Inc.	1,946	136,551
Natural Gas Services Group Inc.[a]	100	2,435
Newpark Resources Inc.[a,b]	423	4,839
North American Energy Partners Inc.[a]	291	1,461
Oceaneering International Inc.	503	40,788
Oil States International Inc.[a]	256	24,891
RPC Inc.	373	5,341
Schlumberger Ltd.	6,080	494,486
SEACOR Holdings Inc.[b]	86	7,530
Superior Energy Services Inc.[a]	783	20,060
Targa Resources Corp.	175	11,930
TETRA Technologies Inc.[a]	357	3,613
Thermon Group Holdings Inc.[a,b]	145	2,901
Vermilion Energy Inc.[a]	373	20,019
Weatherford International Ltd.[a]	3,233	45,133
Willbros Group Inc.[a,b]	225	1,616

		1,399,827
PACKAGING & CONTAINERS — 0.24%
Ball Corp.	660	29,561
Bemis Co. Inc.	468	19,277
Berry Plastics Group Inc.[a]	257	5,926
Crown Holdings Inc.[a]	658	28,840
Graphic Packaging Holding Co.[a]	948	8,153
Greif Inc. Class A	115	6,362
Greif Inc. Class B	25	1,431
Owens-Illinois Inc.[a]	650	19,338
Packaging Corp. of America	437	23,506
Rock-Tenn Co. Class A	317	36,249
Sealed Air Corp.	881	23,999
Sonoco Products Co.	447	17,205

		219,847
PHARMACEUTICALS — 8.50%
Abbott Laboratories	7,168	262,564
AbbVie Inc.	7,283	331,231
Actavis Inc.[a]	609	81,770
Allergan Inc.	1,426	129,937
AmerisourceBergen Corp.	1,087	63,340
AstraZeneca PLC SP ADR	5,757	291,995
Bristol-Myers Squibb Co.	7,558	326,808
Cardinal Health Inc.	1,577	78,992
Dr. Reddy’s Laboratories Ltd. SP ADR	571	21,281

Security	Shares	Value

Elan Corp. PLC SP ADR[a]	2,058	$31,693
Eli Lilly and Co.	4,569	242,660
Forest Laboratories Inc.[a]	1,218	53,056
GlaxoSmithKline PLC SP ADR	11,291	575,389
Herbalife Ltd.[b]	482	31,571
Johnson & Johnson	12,886	1,204,841
Mallinckrodt PLC[a]	273	12,528
McKesson Corp.	1,036	127,076
Mead Johnson Nutrition Co. Class A	949	69,125
Merck & Co. Inc.	13,822	665,806
Novartis AG SP ADR	12,416	889,110
Novo-Nordisk A/S SP ADR	1,852	312,840
Omega Protein Corp.[a]	90	753
Omnicare Inc.	461	24,336
Opko Health Inc.[a,b]	710	5,290
Perrigo Co.	419	52,119
Pfizer Inc.	30,591	894,175
PharMerica Corp.[a,b]	140	2,050
Quintiles Transnational Holdings Inc.[a]	125	5,606
Sanofi SP ADR	12,173	626,666
Simcere Pharmaceutical Group SP ADR[a]	237	2,225
Teva Pharmaceutical Industries Ltd. SP ADR	4,334	172,060
USANA Health Sciences Inc.[a,b]	35	2,892
Valeant Pharmaceuticals International Inc.[a]	1,389	130,010
Zoetis Inc.	2,306	68,742

		7,790,537
PIPELINES — 0.82%
Enbridge Inc.	3,713	165,043
Kinder Morgan Inc.	3,015	113,846
ONEOK Inc.	875	46,331
Pembina Pipeline Corp.[a]	1,416	44,392
SemGroup Corp. Class A	195	11,006
Spectra Energy Corp.	3,038	109,338
TransCanada Corp.	3,270	149,504
Transportadora de Gas del Sur SA SP ADR	332	637
Williams Companies Inc. (The)	3,176	108,524

		748,621
REAL ESTATE — 0.30%
Alexander & Baldwin Inc.[a]	183	8,105
Brookfield Asset Management Inc. Class A	2,453	90,688

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

Brookfield Office Properties Inc.	1,127	$19,080
CBRE Group Inc. Class Aa	1,490	34,523
E-House (China) Holdings Ltd. SP ADR	266	1,218
Forest City Enterprises Inc. Class Aa	770	13,490
Forestar Group Inc.[a]	87	1,880
Gafisa SA SP ADR[a]	1,002	2,415
Gazit-Globe Ltd.	461	6,274
HFF Inc. Class A	168	3,528
Howard Hughes Corp. (The)[a]	171	18,675
IRSA Inversiones y Representaciones SA SP ADR	122	949
Jones Lang LaSalle Inc.	201	18,297
Kennedy-Wilson Holdings Inc.	167	2,856
Realogy Holdings Corp.[a]	690	31,023
St. Joe Co. (The)[a,b]	310	7,031
WP Carey Inc.	271	19,138

		279,170
REAL ESTATE INVESTMENT TRUSTS — 3.01%
Acadia Realty Trust	224	5,775
AG Mortgage Investment Trust Inc.	113	2,050
Agree Realty Corp.	98	2,956
Alexander’s Inc.	14	4,228
Alexandria Real Estate Equities Inc.	291	19,933
American Assets Trust Inc.	118	3,823
American Campus Communities Inc.	508	19,512
American Tower Corp.	1,813	128,342
Annaly Capital Management Inc.	4,422	52,710
Anworth Mortgage Asset Corp.	623	3,028
Apartment Investment and Management Co. Class A	648	19,038
Apollo Commercial Real Estate Finance Inc.	195	3,126
Apollo Residential Mortgage Inc.	106	1,699
ARMOUR Residential REIT Inc.	1,012	4,514
Ashford Hospitality Trust Inc.	418	4,878
Associated Estates Realty Corp.	150	2,292
AvalonBay Communities Inc.	549	74,302
BioMed Realty Trust Inc.	851	17,582
Boston Properties Inc.	705	75,400
Brandywine Realty Trust[b]	628	8,754
BRE Properties Inc. Class A	319	16,926
Camden Property Trust	392	27,652
Campus Crest Communities Inc.	251	2,849
CapLease Inc.	597	5,063

Security	Shares	Value

Capstead Mortgage Corp.	394	$4,657
CBL & Associates Properties Inc.	685	15,597
Cedar Realty Trust Inc.	280	1,551
Chatham Lodging Trust	95	1,659
Chesapeake Lodging Trust	252	5,773
Chimera Investment Corp.	4,607	13,729
Colonial Properties Trust	350	8,473
Colony Financial Inc.	296	6,003
CommonWealth REIT	481	11,097
CoreSite Realty Corp.	58	1,970
Corporate Office Properties Trust	346	8,816
Corrections Corp. of America	462	15,269
Cousins Properties Inc.	392	4,018
CubeSmart	650	10,530
CYS Investments Inc.	833	6,914
DCT Industrial Trust Inc.[b]	1,325	9,951
DDR Corp.[b]	1,355	23,143
DiamondRock Hospitality Co.[b]	964	9,351
Digital Realty Trust Inc.[b]	546	30,188
Douglas Emmett Inc.	578	14,456
Duke Realty Corp.	1,454	23,947
DuPont Fabros Technology Inc.[b]	252	5,773
Dynex Capital Inc.	293	2,816
EastGroup Properties Inc.	146	9,032
Education Realty Trust Inc.	371	3,499
EPR Properties	191	9,623
Equity Lifestyle Properties, Inc.	396	15,242
Equity One Inc.	289	6,687
Equity Residential	1,516	84,896
Essex Property Trust Inc.	165	26,613
Excel Trust Inc.	266	3,453
Extra Space Storage Inc.	505	21,235
Federal Realty Investment Trust	304	32,020
FelCor Lodging Trust Inc.[a]	517	3,123
First Industrial Realty Trust Inc.	497	8,131
First Potomac Realty Trust	244	3,311
General Growth Properties Inc.	2,631	54,567
GEO Group Inc. (The)	335	11,631
Getty Realty Corp.	174	3,583
Glimcher Realty Trust	707	7,947
Government Properties Income Trust	266	6,722
Gramercy Property Trust Inc.[a]	311	1,477
Granite Real Estate Investment Trust[a]	171	5,725
Hatteras Financial Corp.	483	9,703
HCP Inc.	2,096	91,952

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

Health Care REIT Inc.	1,299	$83,773
Healthcare Realty Trust Inc.	312	8,022
Healthcare Trust of America Inc. Class A	467	5,114
Hersha Hospitality Trust	1,103	6,475
Highwoods Properties Inc.	308	11,174
Home Properties Inc.	275	17,548
Hospitality Properties Trust	581	16,553
Host Hotels & Resorts Inc.	3,369	60,170
Hudson Pacific Properties Inc.	287	6,228
Inland Real Estate Corp.	207	2,130
Invesco Mortgage Capital Inc.	614	10,088
iStar Financial Inc.[a]	476	5,407
Kilroy Realty Corp.	288	15,074
Kimco Realty Corp.	1,694	38,200
Kite Realty Group Trust	287	1,656
LaSalle Hotel Properties	398	10,722
Lexington Realty Trust	650	8,151
Liberty Property Trust	549	20,977
LTC Properties Inc.	102	3,944
Macerich Co. (The)	566	35,120
Mack-Cali Realty Corp.	316	7,603
Medical Properties Trust Inc.	696	10,162
MFA Financial Inc.[b]	1,652	13,183
Mid-America Apartment Communities Inc.	203	13,713
Monmouth Real Estate Investment Corp. Class A	290	2,836
MPG Office Trust Inc.[a]	400	1,252
National Health Investors Inc.[b]	104	6,509
National Retail Properties Inc.[b]	497	17,390
New Residential Investment Corp.	1,109	7,353
Newcastle Investment Corp.	762	4,420
NorthStar Realty Finance Corp.	801	7,850
Omega Healthcare Investors Inc.[b]	562	17,888
One Liberty Properties Inc.	50	1,161
Parkway Properties Inc.[b]	257	4,497
Pebblebrook Hotel Trust	213	5,676
Pennsylvania Real Estate Investment Trust	235	4,864
PennyMac Mortgage Investment Trust[c]	216	4,769
Piedmont Office Realty Trust Inc. Class A	735	13,296
Plum Creek Timber Co. Inc.	762	37,170

Security	Shares	Value

Post Properties Inc.	226	$10,514
Prologis Inc.	2,231	85,581
PS Business Parks Inc.	102	7,474
Public Storage	661	105,244
RAIT Financial Trust[b]	213	1,610
Ramco-Gershenson Properties Trust	212	3,284
Rayonier Inc.	569	33,252
Realty Income Corp.[b]	774	33,599
Redwood Trust Inc.	419	7,098
Regency Centers Corp.	414	21,830
Resource Capital Corp.	592	3,931
Retail Properties of America Inc. Class A	819	11,540
RLJ Lodging Trust	555	13,442
Rouse Properties Inc.	168	3,419
Ryman Hospitality Properties Inc.	186	6,928
Saul Centers Inc.	78	3,540
Senior Housing Properties Trust	841	21,151
Silver Bay Realty Trust Corp.	270	4,344
Simon Property Group Inc.	1,412	226,005
SL Green Realty Corp.	434	39,342
Sovran Self Storage Inc.	149	10,296
Spirit Realty Capital Inc.	862	7,870
Starwood Property Trust Inc.	647	16,434
Strategic Hotels & Resorts Inc.[a]	748	6,627
Summit Hotel Properties Inc.	436	4,412
Sun Communities Inc.	164	7,941
Sunstone Hotel Investors Inc.[a]	848	10,973
Tanger Factory Outlet Centers Inc.	403	13,069
Taubman Centers Inc.	284	20,794
Terreno Realty Corp.	131	2,403
Two Harbors Investment Corp.	1,536	15,406
UDR Inc.	1,090	27,294
Universal Health Realty Income Trust	46	2,000
Urstadt Biddle Properties Inc. Class A	63	1,331
Ventas Inc.	1,314	86,382
Vornado Realty Trust	791	67,085
Washington Real Estate Investment Trust	308	8,279
Weingarten Realty Investors[b]	524	16,412
Weyerhaeuser Co.	2,591	73,584
Winthrop Realty Trust[b]	235	3,001

		2,755,124
RETAIL — 4.68%
Abercrombie & Fitch Co. Class A	359	17,903

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

Advance Auto Parts Inc.	351	$28,954
Aeropostale Inc.[a]	277	4,191
American Eagle Outfitters Inc.	804	15,791
ANN INC.[a]	207	7,015
Arcos Dorados Holdings Inc. Class A	574	6,922
Asbury Automotive Group Inc.[a]	151	7,375
AutoNation Inc.[a]	474	22,705
AutoZone Inc.[a]	159	71,324
Barnes & Noble Inc.[a]	106	1,892
Best Buy Co. Inc.	1,261	37,943
Big Lots Inc.[a,b]	295	10,658
Biglari Holdings Inc.[a]	6	2,499
Brinker International Inc.	308	12,366
Brown Shoe Co. Inc.	208	4,944
Buckle Inc. (The)	99	5,542
Burger King Worldwide Inc.	350	6,717
Cabela’s Inc.[a]	209	14,346
CarMax Inc.[a]	1,025	50,266
Cash America International Inc.[b]	140	5,880
Cato Corp. (The) Class A	82	2,308
CEC Entertainment Inc.	98	4,076
Chico’s FAS Inc.	755	12,933
Chipotle Mexican Grill Inc.[a]	138	56,893
Christopher & Banks Corp.[a]	225	1,539
Country Style Cooking Restaurant Chain Co. Ltd. SP ADR[a]	57	387
CST Brands Inc.[a]	297	9,685
CVS Caremark Corp.	5,632	346,312
Darden Restaurants Inc.	593	29,087
Dick’s Sporting Goods Inc.	478	24,574
Dillard’s Inc. Class A	132	11,145
DineEquity Inc.	56	3,902
Dollar General Corp.[a]	1,424	77,850
Dominion Diamond Corp.[a]	356	5,030
Domino’s Pizza Inc.	270	16,897
DSW Inc. Class A	153	11,596
Express Inc.[a]	359	8,095
Family Dollar Stores Inc.	520	35,755
Fifth & Pacific Companies Inc.[a]	480	11,434
Foot Locker Inc.	647	23,376
GameStop Corp. Class A	483	23,696
Gap Inc. (The)	1,230	56,457
Genesco Inc.[a]	111	7,812
GNC Holdings Inc. Class A	413	21,798
Group 1 Automotive Inc.	111	8,080

Security	Shares	Value

Guess? Inc.	292	$9,835
Haverty Furniture Companies Inc.	86	2,236
hhgregg Inc.[a]	105	1,647
Home Depot Inc. (The)	6,711	530,370
J.C. Penney Co. Inc.[a,b]	818	11,943
Kohl’s Corp.	973	51,550
Krispy Kreme Doughnuts Inc.[a]	311	6,537
L Brands Inc.	1,108	61,793
Lithia Motors Inc. Class A	106	6,915
Lowe’s Companies Inc.	4,894	218,175
Lumber Liquidators Holdings Inc.[a]	140	13,555
Macy’s Inc.	1,795	86,770
MarineMax Inc.[a]	108	1,256
McDonald’s Corp.	4,585	449,697
Men’s Wearhouse Inc. (The)	213	8,505
MSC Industrial Direct Co. Inc. Class A	192	15,542
New York & Co. Inc.[a]	357	2,224
Nordstrom Inc.	681	41,704
Nu Skin Enterprises Inc. Class A	244	20,408
Office Depot Inc.[a]	1,449	6,274
OfficeMax Inc.	400	4,556
Penske Automotive Group Inc.	226	8,403
Pep Boys — Manny, Moe & Jack (The)[a]	287	3,573
Pier 1 Imports Inc.	421	9,894
PVH Corp.	353	46,522
RadioShack Corp.[a,b]	467	1,275
Regis Corp.	191	3,318
Restoration Hardware Holdings Inc.[a]	67	4,477
Rite Aid Corp.[a]	4,121	12,363
Ruby Tuesday Inc.[a]	363	2,657
Saks Inc.[a]	455	7,289
Sally Beauty Holdings Inc.[a,b]	775	23,645
Signet Jewelers Ltd.[b]	378	27,636
Sonic Automotive Inc. Class A	169	3,742
Stage Stores Inc.	129	3,220
Steinway Musical Instruments Inc.[a]	36	1,309
Systemax Inc.	231	2,225
Target Corp.	2,960	210,900
Tiffany & Co.	564	44,844
Tim Hortons Inc.	665	38,457
TJX Companies Inc. (The)	3,287	171,055
Vitamin Shoppe Inc.[a]	102	4,899
Wal-Mart Stores Inc.	7,350	572,859

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

Walgreen Co.	3,957	$198,839
Williams-Sonoma Inc.	413	24,309
World Fuel Services Corp.	341	13,210
Yum! Brands Inc.	2,042	148,903
Zale Corp.[a]	55	510

		4,287,775
SAVINGS & LOANS — 0.05%
Astoria Financial Corp.	287	3,501
EverBank Financial Corp.	409	6,348
Flagstar Bancorp Inc.[a]	130	2,132
New York Community Bancorp Inc.	2,041	30,962
Provident Financial Services Inc.	257	4,572
Provident New York Bancorp	247	2,680

		50,195
SEMICONDUCTORS — 0.58%
Advanced Micro Devices Inc.[a,b]	2,370	8,935
Advanced Semiconductor Engineering Inc. SP ADR	4,178	16,754
Aeroflex Holding Corp.[a]	373	2,805
Emulex Corp.[a,b]	413	3,308
Fairchild Semiconductor International Inc.[a,b]	426	5,376
Freescale Semiconductor Ltd.[a]	127	1,994
Inphi Corp.[a]	98	1,143
International Rectifier Corp.[a,b]	252	6,076
Magnachip Semiconductor Corp.[a]	80	1,645
MaxLinear Inc. Class Aa	58	402
Semiconductor Manufacturing International Corp. SP ADR[a]	2,916	10,672
STMicroelectronics NV NYS	3,082	26,289
SunEdison Inc.[a]	1,076	10,846
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	23,752	403,309
Teradyne Inc.[a,b]	792	13,060
United Microelectronics Corp. SP ADR	10,905	23,991

		536,605
SHIPBUILDING — 0.02%
Huntington Ingalls Industries Inc.	233	14,488

		14,488
SOFTWARE — 1.50%
Broadridge Financial Solutions Inc.	581	16,814
Dun & Bradstreet Corp. (The)	191	19,793
Envestnet Inc.[a]	98	2,439

Security	Shares	Value

Fair Isaac Corp.	131	$6,545
Fidelity National Information Services Inc.	1,361	58,741
Guidewire Software Inc.[a]	237	10,371
Infoblox Inc.[a]	164	5,363
InterXion Holding NVa	210	5,286
Konami Corp. SP ADR	455	10,028
MSCI Inc. Class Aa	479	16,789
NetSuite Inc.[a]	154	14,459
Oracle Corp.	16,138	522,064
PROS Holdings Inc.[a]	98	3,216
Red Hat Inc.[a]	893	46,231
Rosetta Stone Inc.[a]	58	948
Salesforce.com Inc.[a]	2,503	109,506
SAP AG SP ADR	5,626	410,079
Schawk Inc.	56	772
ServiceNow Inc.[a,b]	446	19,437
SolarWinds Inc.[a]	333	11,818
Solera Holdings Inc.	339	19,292
SYNNEX Corp.[a]	119	5,893
Tyler Technologies Inc.[a]	140	10,447
VeriFone Systems Inc.[a,b]	485	9,249
VMware Inc. Class Aa	378	31,068
Workday Inc. Class Aa	154	10,517

		1,377,165
STORAGE & WAREHOUSING — 0.01%
Wesco Aircraft Holdings Inc.[a]	331	6,478

		6,478
TELECOMMUNICATIONS — 5.44%
Alcatel-Lucent SP ADR[a]	9,597	24,376
Amdocs Ltd.	580	22,313
America Movil SAB de CV Series L SP ADR	9,033	189,512
Anixter International Inc.[a]	125	10,380
AT&T Inc.	24,663	869,864
BCE Inc.	3,559	146,951
British Telecommunications PLC SP ADR	3,635	188,002
Calix Inc.[a]	166	1,939
Cellcom Israel Ltd.	195	2,184
CenturyLink Inc.	2,761	98,982
China Mobile Ltd. SP ADR	18,434	975,527
China Telecom Corp. Ltd. Class H SP ADR	617	30,597

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

China Unicom (Hong Kong) Ltd. SP ADR	2,063	$30,182
Chunghwa Telecom Co. Ltd. SP ADR[b]	2,293	73,537
Cincinnati Bell Inc.[a]	927	3,198
Corning Inc.	6,687	101,576
Crown Castle International Corp.[a]	1,307	91,817
DigitalGlobe Inc.[a]	233	7,549
Harris Corp.	500	28,535
IDT Corp. Class B	98	2,026
Juniper Networks Inc.[a]	2,310	50,058
KT Corp. SP ADR	2,324	37,230
Level 3 Communications Inc.[a]	610	13,450
Mobile TeleSystems OJSC SP ADR	2,810	54,767
Motorola Solutions Inc.	1,262	69,195
NeoPhotonics Corp.[a]	77	676
NeuStar Inc. Class Aa,b	197	11,048
Nippon Telegraph and Telephone Corp. SP ADR	5,706	143,677
Nokia OYJ SP ADR[a,b]	17,597	69,332
NTT DOCOMO Inc. SP ADR[b]	5,734	87,558
Oi SA SP ADR	2,763	5,333
Orange SP ADR	9,017	88,817
Palo Alto Networks Inc.[a,b]	141	6,901
Philippine Long Distance Telephone Co. SP ADR	360	25,373
Plantronics Inc.	186	8,647
Portugal Telecom SGPS SA SP ADR	2,568	9,861
Premiere Global Services Inc.[a]	245	2,695
Primus Telecommunications Group Inc.	166	1,989
PT Telekomunikasi Indonesia SP ADR	1,164	53,090
Rogers Communications Inc. Class B	1,681	67,139
SK Telecom Co. Ltd. SP ADR	3,352	72,370
Sprint Corp.[a]	3,649	21,748
T-Mobile US Inc.	752	18,131
Telecom Argentina SA SP ADR[a]	377	6,107
Telecom Italia SpA RNC SP ADR	2,807	14,681
Telecom Italia SpA SP ADR	6,188	42,573
Telefonica SA SP ADR[a]	21,051	298,714
Telephone & Data Systems Inc.	396	10,498
TELUS Corp.[a]	3,053	93,452
TIM Participacoes SA SP ADR	812	15,241

Security	Shares	Value

Turkcell Iletisim Hizmetleri AS SP ADR[a]	1,552	$22,644
United States Cellular Corp.	37	1,469
Verizon Communications Inc.	13,104	648,386
VimpelCom Ltd. SP ADR	980	9,810
Vonage Holdings Corp.[a,b]	150	483

		4,982,190
TEXTILES — 0.04%
Mohawk Industries Inc.[a]	276	32,841
UniFirst Corp.	61	5,979

		38,820
TOYS, GAMES & HOBBIES — 0.00%
LeapFrog Enterprises Inc.[a,b]	233	2,684

		2,684
TRANSPORTATION — 1.64%
Aegean Marine Petroleum Network Inc.	84	790
Baltic Trading Ltd.	78	293
Bristow Group Inc.	145	9,861
CAI International Inc.[a]	59	1,238
Canadian National Railway Co.	1,948	194,527
Canadian Pacific Railway Ltd.	793	97,444
Celadon Group Inc.	105	2,112
Con-way Inc.	258	10,694
Costamare Inc.	62	1,091
CSX Corp.	4,714	116,954
Danaos Corp.[a]	210	920
DHT Holdings Inc.	23	107
Diana Shipping Inc.[a]	128	1,258
ERA Group Inc.[a]	86	2,098
FedEx Corp.	1,351	143,206
Frontline Ltd.[a,b]	245	642
Genco Shipping & Trading Ltd.[a,b]	145	302
Genesee & Wyoming Inc. Class Aa,b	209	18,739
Guangshen Railway Co. Ltd. Class H SP ADR	140	3,088
GulfMark Offshore Inc. Class A	85	4,186
International Shipholding Corp.	35	957
Kansas City Southern Industries Inc.	510	54,953
Kirby Corp.[a]	245	20,693
Knight Transportation Inc.	266	4,514
Matson Inc.	193	5,466
MFC Industrial Ltd.	216	1,840
Navios Maritime Holdings Inc.	361	2,018
Nordic American Tankers Ltd.[b]	225	2,133

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® NYSE COMPOSITE ETF

July 31, 2013

Security	Shares	Value

Norfolk Southern Corp.	1,453	$106,302
Roadrunner Transportation Systems Inc.[a]	77	2,328
Ryder System Inc.	248	15,336
Safe Bulkers Inc.	119	583
Scorpio Tankers Inc.	604	6,010
Seaspan Corp.	170	3,606
Ship Finance International Ltd.	279	4,489
Swift Transportation Co.[a]	418	7,457
Teekay Corp.	203	8,053
Teekay Tankers Ltd. Class Ab	458	1,292
Tidewater Inc.	245	14,453
Tsakos Energy Navigation Ltd.[b]	311	1,595
Union Pacific Corp.	2,126	337,162
United Parcel Service Inc. Class B	3,333	289,304

		1,500,094
TRUCKING & LEASING — 0.02%
GATX Corp.	172	7,771
Greenbrier Companies Inc. (The)[a]	110	2,516
TAL International Group Inc.	143	5,756
Textainer Group Holdings Ltd.	85	3,008

		19,051
WATER — 0.12%
American States Water Co.	87	5,587
American Water Works Co. Inc.	777	33,162
Aqua America Inc.	633	21,434
California Water Service Group	195	4,251
Companhia de Saneamento Basico do Estado de Sao Paulo SP ADR	1,701	17,520
SJW Corp.	90	2,510
Veolia Environnement SP ADR	1,757	23,526

		107,990

TOTAL COMMON STOCKS
(Cost: $90,334,434)		91,394,406

SHORT-TERM INVESTMENTS — 2.93%

MONEY MARKET FUNDS — 2.93%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[c,e,f]	2,394,505	2,394,505
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,e,f]	153,330	153,330

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,e]	137,343	$137,343

		2,685,178

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,685,178)		2,685,178

TOTAL INVESTMENTS IN SECURITIES — 102.66%
(Cost: $93,019,612)		94,079,584
Other Assets, Less Liabilities — (2.66)%		(2,434,491)

NET ASSETS — 100.00%		$91,645,093

NVS  —  Non-Voting Shares

NYS  —  New York Registered Shares

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® NYSE 100 ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.86%

AEROSPACE & DEFENSE — 3.08%
Boeing Co. (The)	5,700	$599,070
General Dynamics Corp.	2,413	205,925
Lockheed Martin Corp.	2,415	290,090
United Technologies Corp.	6,906	729,067

		1,824,152
AGRICULTURE — 2.74%
Altria Group Inc.	15,094	529,196
Philip Morris International Inc.	12,286	1,095,665

		1,624,861
APPAREL — 0.56%
Nike Inc. Class B	5,316	334,483

		334,483
AUTO MANUFACTURERS — 1.22%
Ford Motor Co.	28,727	484,912
General Motors Co.[a]	6,623	237,567

		722,479
BANKS — 13.46%
Bank of America Corp.	80,177	1,170,584
Bank of New York Mellon Corp. (The)	8,728	274,495
Capital One Financial Corp.	4,339	299,478
Citigroup Inc.	22,859	1,191,868
Goldman Sachs Group Inc. (The)	3,221	528,341
J.P. Morgan Chase & Co.	28,111	1,566,626
Morgan Stanley	14,595	397,130
PNC Financial Services Group Inc. (The)[b]	3,973	302,147
U.S. Bancorp	13,900	518,748
Wells Fargo & Co.	39,789	1,730,821

		7,980,238
BEVERAGES — 3.78%
Coca-Cola Co. (The)	31,786	1,273,983
PepsiCo Inc.	11,617	970,484

		2,244,467
CHEMICALS — 2.69%
Dow Chemical Co. (The)	9,077	318,058
E.I. du Pont de Nemours and Co.	6,924	399,445
LyondellBasell Industries NV Class A	3,149	216,368
Monsanto Co.	4,015	396,602
Praxair Inc.	2,220	266,777

		1,597,250

Security	Shares	Value

COMMERCIAL SERVICES — 0.81%
MasterCard Inc. Class A	791	$482,992

		482,992
COMPUTERS — 4.66%
Accenture PLC Class A	4,834	356,798
EMC Corp.	15,641	409,012
Hewlett-Packard Co.	14,508	372,565
International Business Machines Corp.	8,329	1,624,488

		2,762,863
COSMETICS & PERSONAL CARE — 3.49%
Colgate-Palmolive Co.	6,944	415,737
Procter & Gamble Co. (The)	20,589	1,653,297

		2,069,034
DIVERSIFIED FINANCIAL SERVICES — 3.02%
American Express Co.	8,254	608,898
BlackRock Inc.[b]	1,203	339,198
Franklin Resources Inc.	3,123	152,652
Visa Inc. Class A	3,891	688,746

		1,789,494
ELECTRIC — 1.89%
Dominion Resources Inc.	4,292	254,559
Duke Energy Corp.	5,310	377,010
Exelon Corp.	6,421	196,418
Southern Co. (The)	6,532	292,895

		1,120,882
ELECTRICAL COMPONENTS & EQUIPMENT — 0.55%
Emerson Electric Co.	5,364	329,189

		329,189
ELECTRONICS — 0.83%
Honeywell International Inc.	5,915	490,827

		490,827
FOOD — 0.42%
General Mills Inc.	4,790	249,080

		249,080
HEALTH CARE — PRODUCTS — 1.58%
Baxter International Inc.	4,078	297,857
Covidien PLC	3,532	217,677
Medtronic Inc.	7,640	422,034

		937,568

HEALTH CARE — SERVICES — 0.92%
UnitedHealth Group Inc.	7,512	547,249

		547,249

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® NYSE 100 ETF

July 31, 2013

Security	Shares	Value

HOUSEHOLD PRODUCTS & WARES — 0.48%
Kimberly-Clark Corp.	2,886	$285,137

		285,137
INSURANCE — 3.90%
American International Group Inc.[a]	11,096	504,979
Berkshire Hathaway Inc. Class Ba	8,392	972,381
MetLife Inc.	6,738	326,254
Prudential Financial Inc.	3,482	274,974
Travelers Companies Inc. (The)	2,826	236,112

		2,314,700
LODGING — 0.28%
Las Vegas Sands Corp.	2,971	165,098

		165,098
MACHINERY — 1.10%
Caterpillar Inc.	4,947	410,156
Deere & Co.	2,913	241,983

		652,139
MANUFACTURING — 5.14%
3M Co.	5,186	608,992
Danaher Corp.	4,470	301,010
General Electric Co.	77,679	1,893,037
Illinois Tool Works Inc.	3,378	243,351

		3,046,390
MEDIA — 2.11%
Time Warner Inc.	7,009	436,381
Walt Disney Co. (The)	12,582	813,426

		1,249,807
MINING — 0.39%
Freeport-McMoRan Copper & Gold Inc.	7,014	198,356
Southern Copper Corp.	1,227	31,988

		230,344
OIL & GAS — 12.16%
Anadarko Petroleum Corp.	3,763	333,101
Apache Corp.	2,912	233,688
Chevron Corp.	14,562	1,833,210
ConocoPhillips	8,728	566,098
EOG Resources Inc.	2,021	294,035
Exxon Mobil Corp.	33,403	3,131,531
Occidental Petroleum Corp.	5,994	533,766

Phillips 66	4,647	285,791

		7,211,220

Security	Shares	Value

OIL & GAS SERVICES — 2.28%
Halliburton Co.	6,994	$316,059
National Oilwell Varco Inc.	3,207	225,035
Schlumberger Ltd.	9,987	812,243

		1,353,337
PHARMACEUTICALS — 11.20%
Abbott Laboratories	11,722	429,377
AbbVie Inc.	11,896	541,030
Allergan Inc.	2,316	211,034
Bristol-Myers Squibb Co.	12,342	533,668
Eli Lilly and Co.	7,477	397,104
Johnson & Johnson	21,101	1,972,944
Merck & Co. Inc.	22,685	1,092,736
Pfizer Inc.	50,132	1,465,358

		6,643,251
PIPELINES — 0.32%
Kinder Morgan Inc.	4,977	187,931

		187,931
REAL ESTATE INVESTMENT TRUSTS — 0.62%
Simon Property Group Inc.	2,310	369,738

		369,738
RETAIL — 7.86%
CVS Caremark Corp.	9,200	565,708
Home Depot Inc. (The)	10,974	867,275
Lowe’s Companies Inc.	7,996	356,462
McDonald’s Corp.	7,531	738,640
Target Corp.	4,815	343,069
TJX Companies Inc. (The)	5,347	278,258
Wal-Mart Stores Inc.	12,062	940,112
Walgreen Co.	6,470	325,118
Yum! Brands Inc.	3,352	244,428

		4,659,070
TELECOMMUNICATIONS — 4.20%
AT&T Inc.	40,417	1,425,507
Verizon Communications Inc.	21,493	1,063,474

		2,488,981
TRANSPORTATION — 2.12%
FedEx Corp.	2,212	234,472
Union Pacific Corp.	3,473	550,783

United Parcel Service Inc. Class B	5,448	472,886

		1,258,141

TOTAL COMMON STOCKS
(Cost: $51,091,562)		59,222,392

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NYSE 100 ETF

July 31, 2013

Security	Shares	Value

SHORT-TERM INVESTMENTS — 0.16%

MONEY MARKET FUNDS — 0.16%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	91,245	$91,245

		91,245

TOTAL SHORT-TERM INVESTMENTS
(Cost: $91,245)		91,245

TOTAL INVESTMENTS IN SECURITIES — 100.02%
(Cost: $51,182,807)		59,313,637
Other Assets, Less Liabilities — (0.02)%		(10,284)

NET ASSETS — 100.00%		$59,303,353

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2013

	iShares North American Tech ETF	iShares North American Tech-Multimedia Networking ETF	iShares North American Tech-Software ETF

ASSETS
Investments, at cost:
Unaffiliated	$517,301,744	$252,795,427	$669,549,805
Affiliated (Note 2)	18,043,672	22,457,356	82,598,255

Total cost of investments	$535,345,416	$275,252,783	$752,148,060

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$584,785,298	$227,453,277	$729,372,487
Affiliated (Note 2)	18,043,672	22,457,356	82,598,255

Total fair value of investments	602,828,970	249,910,633	811,970,742
Receivables:
Dividends and interest	186,494	64,123	256,660

Total Assets	603,015,464	249,974,756	812,227,402

LIABILITIES
Payables:
Investment securities purchased	—	—	1,005,483
Collateral for securities on loan (Note 5)	17,313,463	22,097,268	81,375,800
Capital shares redeemed	16,723	2,167	—
Investment advisory fees (Note 2)	239,971	92,721	295,445

Total Liabilities	17,570,157	22,192,156	82,676,728

NET ASSETS	$585,445,307	$227,782,600	$729,550,674

Net assets consist of:
Paid-in capital	$556,410,490	$361,013,292	$717,794,027
Undistributed net investment income	—	—	744,391
Accumulated net realized loss	(38,448,737)	(107,888,542)	(48,810,426)
Net unrealized appreciation (depreciation)	67,483,554	(25,342,150)	59,822,682

NET ASSETS	$585,445,307	$227,782,600	$729,550,674

Shares outstanding[b]	7,550,000	7,600,000	9,950,000

Net asset value per share	$77.54	$29.97	$73.32

[a]	Securities on loan with values of $16,959,116, $21,533,731 and $80,046,311, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2013

	iShares North American Natural Resources ETF	iShares PHLX Semiconductor ETF	iShares NYSE Composite ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,978,632,555	$229,680,286	$89,993,904
Affiliated (Note 2)	48,039,356	9,016,484	3,025,708

Total cost of investments	$2,026,671,911	$238,696,770	$93,019,612

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,996,731,366	$207,631,244	$90,997,380
Affiliated (Note 2)	48,039,356	9,016,484	3,082,204

Total fair value of investments	2,044,770,722	216,647,728	94,079,584
Cash	—	—	20,437
Receivables:
Investment securities sold	45,150	—	130
Due from custodian (Note 4)	—	—	19
Dividends and interest	1,841,969	140,910	111,995
Capital shares sold	11,984	—	—

Total Assets	2,046,669,825	216,788,638	94,212,165

LIABILITIES
Payables:
Investment securities purchased	—	—	19
Collateral for securities on loan (Note 5)	45,281,010	8,848,104	2,547,835
Capital shares redeemed	65,123	15,222	—
Investment advisory fees (Note 2)	794,489	98,975	19,218

Total Liabilities	46,140,622	8,962,301	2,567,072

NET ASSETS	$2,000,529,203	$207,826,337	$91,645,093

Net assets consist of:
Paid-in capital	$2,196,225,125	$280,260,048	$106,116,404
Undistributed (distributions in excess of) net investment income	(1,579,063)	470,301	134,067
Accumulated net realized loss	(212,215,825)	(50,854,970)	(15,665,356)
Net unrealized appreciation (depreciation)	18,098,966	(22,049,042)	1,059,978

NET ASSETS	$2,000,529,203	$207,826,337	$91,645,093

Shares outstanding[b]	49,350,000	3,200,000	1,050,000

Net asset value per share	$40.54	$64.95	$87.28

[a]	Securities on loan with values of $44,549,571, $8,572,314 and $2,487,909, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2013

iShares NYSE 100 ETF

ASSETS
Investments, at cost:
Unaffiliated	$50,608,028
Affiliated (Note 2)	574,779

Total cost of investments	$51,182,807

Investments in securities, at fair value (Note 1):
Unaffiliated	$58,581,047
Affiliated (Note 2)	732,590

Total fair value of investments	59,313,637
Receivables:
Dividends and interest	99,790

Total Assets	59,413,427

LIABILITIES
Payables:
Investment securities purchased	100,108
Investment advisory fees (Note 2)	9,966

Total Liabilities	110,074

NET ASSETS	$59,303,353

Net assets consist of:
Paid-in capital	$73,146,913
Undistributed net investment income	111,836
Accumulated net realized loss	(22,086,226)
Net unrealized appreciation	8,130,830

NET ASSETS	$59,303,353

Shares outstanding[a]	750,000

Net asset value per share	$79.07

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2013

	iShares North American Tech ETF	iShares North American Tech-Multimedia Networking ETF	iShares North American Tech-Software ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$7,694,490	$3,669,044	$5,215,316
Interest — affiliated (Note 2)	278	226	212
Securities lending income — affiliated (Note 2)	136,763	332,870	567,371

Total investment income	7,831,531	4,002,140	5,782,899

EXPENSES
Investment advisory fees (Note 2)	2,472,866	1,160,590	3,232,328

Total expenses	2,472,866	1,160,590	3,232,328

Net investment income	5,358,665	2,841,550	2,550,571

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,494,046)	(44,162,075)	(8,834,569)
In-kind redemptions — unaffiliated	39,472,439	17,964,284	34,978,519

Net realized gain (loss)	28,978,393	(26,197,791)	26,143,950

Net change in unrealized appreciation/depreciation	52,774,363	74,657,751	113,948,766

Net realized and unrealized gain	81,752,756	48,459,960	140,092,716

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$87,111,421	$51,301,510	$142,643,287

[a]	Net of foreign withholding tax of $469, $ — and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2013

	iShares North American Natural Resources ETF	iShares PHLX Semiconductor ETF	iShares NYSE Composite ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$38,968,504	$3,756,741	$1,812,341
Dividends — affiliated (Note 2)	—	—	7,392
Interest — affiliated (Note 2)	906	111	43
Securities lending income — affiliated (Note 2)	328,360	118,769	12,787

Total investment income	39,297,770	3,875,621	1,832,563

EXPENSES
Investment advisory fees (Note 2)	8,964,661	1,027,001	172,343

Total expenses	8,964,661	1,027,001	172,343

Net investment income	30,333,109	2,848,620	1,660,220

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(44,361,535)	(9,632,377)	(2,007,678)
Investments — affiliated (Note 2)	—	—	(2,427)
In-kind redemptions — unaffiliated	115,182,694	22,825,268	838,351
In-kind redemptions — affiliated (Note 2)	—	—	2,567
Foreign currency transactions	(11,853)	—	(281)

Net realized gain (loss)	70,809,306	13,192,891	(1,169,468)

Net change in unrealized appreciation/depreciation	111,715,727	32,948,937	14,104,314

Net realized and unrealized gain	182,525,033	46,141,828	12,934,846

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$212,858,142	$48,990,448	$14,595,066

[a]	Net of foreign withholding tax of $1,185,782, $116,139 and $63,244, respectively.

See notes to financial statements.

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2013

iShares NYSE 100 ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$1,459,876
Dividends — affiliated (Note 2)	14,097
Interest — affiliated (Note 2)	37
Securities lending income — affiliated (Note 2)	211

Total investment income	1,474,221

EXPENSES
Investment advisory fees (Note 2)	111,978

Total expenses	111,978

Net investment income	1,362,243

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(370,390)
Investments — affiliated (Note 2)	2,617
In-kind redemptions — unaffiliated	1,915,733
In-kind redemptions — affiliated (Note 2)	23,351

Net realized gain	1,571,311

Net change in unrealized appreciation/depreciation	9,650,843

Net realized and unrealized gain	11,222,154

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,584,397

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares North American Tech ETF		iShares North American Tech-Multimedia Networking ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,358,665	$2,555,347	$2,841,550	$1,153,139
Net realized gain (loss)	28,978,393	18,291,885	(26,197,791)	(7,356,117)
Net change in unrealized appreciation/depreciation	52,774,363	966,121	74,657,751	(38,963,531)

Net increase (decrease) in net assets resulting from operations	87,111,421	21,813,353	51,301,510	(45,166,509)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,397,384)	(2,627,980)	(6,069,240)	(1,153,139)
Return of capital	—	—	—	(142,439)

Total distributions to shareholders	(5,397,384)	(2,627,980)	(6,069,240)	(1,295,578)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	165,626,960	125,620,670	154,665,633	172,024,278
Cost of shares redeemed	(141,798,157)	(80,117,129)	(169,537,469)	(122,814,678)

Net increase (decrease) in net assets from capital share transactions	23,828,803	45,503,541	(14,871,836)	49,209,600

INCREASE IN NET ASSETS	105,542,840	64,688,914	30,360,434	2,747,513

NET ASSETS
Beginning of year	479,902,467	415,213,553	197,422,166	194,674,653

End of year	$585,445,307	$479,902,467	$227,782,600	$197,422,166

SHARES ISSUED AND REDEEMED
Shares sold	2,350,000	1,900,000	5,400,000	5,950,000
Shares redeemed	(2,100,000)	(1,300,000)	(5,850,000)	(4,600,000)

Net increase (decrease) in shares outstanding	250,000	600,000	(450,000)	1,350,000

See notes to financial statements.

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares North American Tech-Software ETF		iShares North American Natural Resources ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,550,571	$855,142	$30,333,109	$24,234,512
Net realized gain	26,143,950	35,287,296	70,809,306	68,942,227
Net change in unrealized appreciation/depreciation	113,948,766	(53,786,883)	111,715,727	(440,494,172)

Net increase (decrease) in net assets resulting from operations	142,643,287	(17,644,445)	212,858,142	(347,317,433)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,806,180)	(927,449)	(32,462,406)	(23,455,194)

Total distributions to shareholders	(1,806,180)	(927,449)	(32,462,406)	(23,455,194)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	197,072,257	401,390,050	603,305,098	172,079,874
Cost of shares redeemed	(207,890,261)	(368,400,088)	(475,692,360)	(333,028,076)

Net increase (decrease) in net assets from capital share transactions	(10,818,004)	32,989,962	127,612,738	(160,948,202)

INCREASE (DECREASE) IN NET ASSETS	130,019,103	14,418,068	308,008,474	(531,720,829)

NET ASSETS
Beginning of year	599,531,571	585,113,503	1,692,520,729	2,224,241,558

End of year	$729,550,674	$599,531,571	$2,000,529,203	$1,692,520,729

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$744,391	$—	$(1,579,063)	$143,975

SHARES ISSUED AND REDEEMED
Shares sold	2,950,000	6,650,000	15,150,000	4,550,000
Shares redeemed	(3,100,000)	(6,450,000)	(12,100,000)	(8,650,000)

Net increase (decrease) in shares outstanding	(150,000)	200,000	3,050,000	(4,100,000)

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares PHLX Semiconductor ETF		iShares NYSE Composite ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,848,620	$2,387,055	$1,660,220	$1,771,111
Net realized gain (loss)	13,192,891	1,879,562	(1,169,468)	(3,109,195)
Net change in unrealized appreciation/depreciation	32,948,937	(4,304,409)	14,104,314	92,199

Net increase (decrease) in net assets resulting from operations	48,990,448	(37,792)	14,595,066	(1,245,885)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,843,145)	(2,028,998)	(1,633,039)	(1,793,077)

Total distributions to shareholders	(2,843,145)	(2,028,998)	(1,633,039)	(1,793,077)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	811,018,419	1,045,019,706	29,514,343	—
Cost of shares redeemed	(858,089,314)	(999,256,836)	(15,558,801)	(17,297,048)

Net increase (decrease) in net assets from capital share transactions	(47,070,895)	45,762,870	13,955,542	(17,297,048)

INCREASE (DECREASE) IN NET ASSETS	(923,592)	43,696,080	26,917,569	(20,336,010)

NET ASSETS
Beginning of year	208,749,929	165,053,849	64,727,524	85,063,534

End of year	$207,826,337	$208,749,929	$91,645,093	$64,727,524

Undistributed net investment income included in net assets at end of year	$470,301	$464,826	$134,067	$97,559

SHARES ISSUED AND REDEEMED
Shares sold	14,450,000	19,850,000	350,000	—
Shares redeemed	(15,250,000)	(19,000,000)	(200,000)	(250,000)

Net increase (decrease) in shares outstanding	(800,000)	850,000	150,000	(250,000)

See notes to financial statements.

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares NYSE 100 ETF
	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,362,243	$1,339,758
Net realized gain (loss)	1,571,311	(945,744)
Net change in unrealized appreciation/depreciation	9,650,843	3,907,397

Net increase in net assets resulting from operations	12,584,397	4,301,411

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,377,666)	(1,319,711)

Total distributions to shareholders	(1,377,666)	(1,319,711)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,857,436	—
Cost of shares redeemed	(11,022,410)	(5,985,027)

Net decrease in net assets from capital share transactions	(7,164,974)	(5,985,027)

INCREASE (DECREASE) IN NET ASSETS	4,041,757	(3,003,327)

NET ASSETS
Beginning of year	55,261,596	58,264,923

End of year	$59,303,353	$55,261,596

Undistributed net investment income included in net assets at end of year	$111,836	$127,259

SHARES ISSUED AND REDEEMED
Shares sold	50,000	—
Shares redeemed	(150,000)	(100,000)

Net decrease in shares outstanding	(100,000)	(100,000)

See notes to financial statements.

FINANCIAL STATEMENTS	67

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares North American Tech ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009
Net asset value, beginning of year	$65.74	$61.97	$52.01	$45.93	$51.89

Income from investment operations:
Net investment income[a]	0.74	0.40	0.28	0.19	0.21
Net realized and unrealized gain (loss)[b]	11.78	3.80	9.98	6.10	(5.94)

Total from investment operations	12.52	4.20	10.26	6.29	(5.73)

Less distributions from:
Net investment income	(0.72)	(0.43)	(0.30)	(0.21)	(0.23)

Total distributions	(0.72)	(0.43)	(0.30)	(0.21)	(0.23)

Net asset value, end of year	$77.54	$65.74	$61.97	$52.01	$45.93

Total return	19.16%	6.80%	19.73%	13.67%	(10.91)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$585,445	$479,902	$415,214	$384,854	$332,973
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	1.04%	0.64%	0.46%	0.36%	0.52%
Portfolio turnover rate[c]	9%	9%	12%	11%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares North American Tech-Multimedia Networking ETF

	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009
Net asset value, beginning of year	$24.52	$29.06	$27.42	$24.70	$28.86

Income from investment operations:
Net investment income (loss)[a]	0.33	0.15	(0.02)	0.05	0.05
Net realized and unrealized gain (loss)[b]	5.81	(4.53)	1.69	2.74	(4.15)

Total from investment operations	6.14	(4.38)	1.67	2.79	(4.10)

Less distributions from:
Net investment income	(0.69)	(0.14)	(0.03)	(0.05)	(0.05)
Return of capital	—	(0.02)	—	(0.02)	(0.01)

Total distributions	(0.69)	(0.16)	(0.03)	(0.07)	(0.06)

Net asset value, end of year	$29.97	$24.52	$29.06	$27.42	$24.70

Total return	25.16%	(15.12)%	6.07%	11.31%	(14.12)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$227,783	$197,422	$194,675	$183,688	$161,778
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets	1.18%	0.54%	(0.05)%	0.18%	0.24%
Portfolio turnover rate[c]	25%	33%	28%	25%	34%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares North American Tech-Software ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009
Net asset value, beginning of year	$59.36	$59.10	$47.24	$40.70	$47.47

Income from investment operations:
Net investment income (loss)[a]	0.25	0.09	(0.07)	(0.05)	(0.03)
Net realized and unrealized gain (loss)[b]	13.88	0.27	11.93	6.59	(6.74)

Total from investment operations	14.13	0.36	11.86	6.54	(6.77)

Less distributions from:
Net investment income	(0.17)	(0.10)	—	—	—

Total distributions	(0.17)	(0.10)	—	—	—

Net asset value, end of year	$73.32	$59.36	$59.10	$47.24	$40.70

Total return	23.84%	0.61%	25.11%	16.07%	(14.26)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$729,551	$599,532	$585,114	$264,542	$301,147
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets	0.38%	0.16%	(0.12)%	(0.11)%	(0.09)%
Portfolio turnover rate[c]	15%	10%	18%	14%	22%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares North American Natural Resources ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009
Net asset value, beginning of year	$36.56	$44.13	$32.93	$29.75	$43.45

Income from investment operations:
Net investment income[a]	0.64	0.51	0.41	0.49	0.37
Net realized and unrealized gain (loss)[b]	4.02	(7.59)	11.37	3.06	(13.72)

Total from investment operations	4.66	(7.08)	11.78	3.55	(13.35)

Less distributions from:
Net investment income	(0.68)	(0.49)	(0.58)	(0.37)	(0.35)

Total distributions	(0.68)	(0.49)	(0.58)	(0.37)	(0.35)

Net asset value, end of year	$40.54	$36.56	$44.13	$32.93	$29.75

Total return	12.84%	(16.04)%	35.89%	11.88%	(30.55)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,000,529	$1,692,521	$2,224,242	$1,582,047	$1,427,861
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	1.62%	1.34%	1.00%	1.46%	1.30%
Portfolio turnover rate[c]	7%	8%	11%	7%	18%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares PHLX Semiconductor ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009
Net asset value, beginning of year	$52.19	$52.40	$45.98	$42.29	$46.99

Income from investment operations:
Net investment income[a]	0.75	0.55	0.44	0.40	0.38
Net realized and unrealized gain (loss)[b]	12.76	(0.32)	6.49	3.73	(4.70)

Total from investment operations	13.51	0.23	6.93	4.13	(4.32)

Less distributions from:
Net investment income	(0.75)	(0.44)	(0.51)	(0.44)	(0.38)

Total distributions	(0.75)	(0.44)	(0.51)	(0.44)	(0.38)

Net asset value, end of year	$64.95	$52.19	$52.40	$45.98	$42.29

Total return	26.15%	0.45%	15.02%	9.72%	(8.87)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$207,826	$208,750	$165,054	$280,466	$226,250
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	1.33%	1.06%	0.81%	0.86%	1.07%
Portfolio turnover rate[c]	16%	27%	52%	9%	15%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares NYSE Composite ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009
Net asset value, beginning of year	$71.92	$73.97	$64.17	$58.96	$77.38

Income from investment operations:
Net investment income[a]	1.93	1.75	1.55	1.41	1.69
Net realized and unrealized gain (loss)[b]	15.37	(2.02)	9.93	5.26	(18.44)

Total from investment operations	17.30	(0.27)	11.48	6.67	(16.75)

Less distributions from:
Net investment income	(1.94)	(1.78)	(1.68)	(1.46)	(1.67)

Total distributions	(1.94)	(1.78)	(1.68)	(1.46)	(1.67)

Net asset value, end of year	$87.28	$71.92	$73.97	$64.17	$58.96

Total return	24.35%	(0.22)%	17.97%	11.34%	(21.44)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$91,645	$64,728	$85,064	$99,471	$100,239
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.41%	2.50%	2.15%	2.18%	3.08%
Portfolio turnover rate[c]	13%	11%	5%	8%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares NYSE 100 ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009
Net asset value, beginning of year	$65.01	$61.33	$53.41	$49.68	$64.74

Income from investment operations:
Net investment income[a]	1.73	1.51	1.34	1.22	1.45
Net realized and unrealized gain (loss)[b]	14.08	3.66	7.92	3.74	(15.02)

Total from investment operations	15.81	5.17	9.26	4.96	(13.57)

Less distributions from:
Net investment income	(1.75)	(1.49)	(1.34)	(1.23)	(1.49)

Total distributions	(1.75)	(1.49)	(1.34)	(1.23)	(1.49)

Net asset value, end of year	$79.07	$65.01	$61.33	$53.41	$49.68

Total return	24.66%	8.64%	17.42%	9.96%	(20.90)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$59,303	$55,262	$58,265	$61,420	$64,583
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	2.43%	2.49%	2.24%	2.26%	2.97%
Portfolio turnover rate[c]	8%	10%	7%	9%	15%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name [a]	Diversification Classification
North American Tech	iShares S&P North American Technology Sector Index Fund	Non-diversified
North American Tech-Multimedia Networking	iShares S&P North American Technology-Multimedia Networking Index Fund	Non-diversified
North American Tech-Software	iShares S&P North American Technology-Software Index Fund	Non-diversified
North American Natural Resources	iShares S&P North American Natural Resources Sector Index Fund	Non-diversified
PHLX Semiconductor	iShares PHLX SOX Semiconductor Sector Index Fund	Non-diversified
NYSE Composite	iShares NYSE Composite Index Fund	Diversified
NYSE 100	iShares NYSE 100 Index Fund	Diversified

[a]	The Funds changed their names effective July 1, 2013.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

76	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
North American Tech
Assets:
Common Stocks	$584,785,298	$—	$—	$584,785,298
Money Market Funds	18,043,672	—	—	18,043,672

	$602,828,970	$—	$—	$602,828,970

North American Tech-Multimedia Networking
Assets:
Common Stocks	$227,453,277	$—	$—	$227,453,277
Money Market Funds	22,457,356	—	—	22,457,356

	$249,910,633	$—	$—	$249,910,633

North American Tech-Software
Assets:
Common Stocks	$729,372,487	$—	$—	$729,372,487
Money Market Funds	82,598,255	—	—	82,598,255

	$811,970,742	$—	$—	$811,970,742

North American Natural Resources
Assets:
Common Stocks	$1,996,731,366	$—	$—	$1,996,731,366
Money Market Funds	48,039,356	—	—	48,039,356

	$2,044,770,722	$—	$—	$2,044,770,722

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
PHLX Semiconductor
Assets:
Common Stocks	$207,631,244	$—	$—	$207,631,244
Money Market Funds	9,016,484	—	—	9,016,484

	$216,647,728	$—	$—	$216,647,728

NYSE Composite
Assets:
Common Stocks	$91,394,286	$63	$57	$91,394,406
Money Market Funds	2,685,178	—	—	2,685,178

	$94,079,464	$63	$57	$94,079,584

NYSE 100
Assets:
Common Stocks	$59,222,392	$—	$—	$59,222,392
Money Market Funds	91,245	—	—	91,245

	$59,313,637	$—	$—	$59,313,637

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction

78	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of July 31, 2013, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares North American Tech, iShares North American Tech-Multimedia Networking, iShares North American Tech-Software, iShares North American Natural Resources and iShares PHLX

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

Semiconductor ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
NYSE Composite	0.25%
NYSE 100	0.20

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended July 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iShares ETF	Securities Lending Agent Fees
North American Tech	$73,642
North American Tech-Multimedia Networking	179,237
North American Tech-Software	305,507
North American Natural Resources	176,809
PHLX Semiconductor	63,952
NYSE Composite	6,886
NYSE 100	114

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

80	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
NYSE Composite
BlackRock Inc.	629	320	(210)	739	$208,368	$3,536	$3,049
PennyMac Mortgage Investment Trust	112	116	(12)	216	4,769	390	49
PNC Financial Services Group Inc. (The)	2,124	888	(594)	2,418	183,889	3,466	(2,958)

					$397,026	$7,392	$140

NYSE 100
BlackRock Inc.	1,324	298	(419)	1,203	$339,198	$7,216	$13,916
PNC Financial Services Group Inc. (The)	4,472	571	(1,070)	3,973	302,147	6,881	12,052

					$641,345	$14,097	$25,968

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2013 were as follows:

iShares ETF	Purchases	Sales
North American Tech	$47,432,080	$48,084,791
North American Tech-Multimedia Networking	58,255,083	58,149,831
North American Tech-Software	104,358,981	103,237,100
North American Natural Resources	128,174,980	131,367,633
PHLX Semiconductor	32,182,845	32,221,117
NYSE Composite	8,897,688	8,759,825
NYSE 100	4,402,738	4,463,277

In-kind transactions (see Note 4) for the year ended July 31, 2013 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
North American Tech	$165,163,540	$140,393,236
North American Tech-Multimedia Networking	154,490,039	169,275,727
North American Tech-Software	196,915,143	207,626,401
North American Natural Resources	602,004,856	474,146,079
PHLX Semiconductor	809,776,119	856,796,498
NYSE Composite	29,167,861	15,415,861
NYSE 100	3,822,885	10,937,207

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of July 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of July 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, distributions

82	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
North American Tech	$35,097,191	$38,719	$(35,135,910)
North American Tech-Multimedia Networking	3,787,260	3,227,690	(7,014,950)
North American Tech-Software	27,721,808	—	(27,721,808)
North American Natural Resources	94,293,814	406,259	(94,700,073)
PHLX Semiconductor	11,972,105	—	(11,972,105)
NYSE Composite	405,919	9,327	(415,246)
NYSE 100	1,651,436	—	(1,651,436)

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 was as follows:

iShares ETF	2013	2012
North American Tech
Ordinary income	$5,397,384	$2,627,980

North American Tech-Multimedia Networking
Ordinary income	$6,069,240	$1,153,139
Return of capital	—	142,439

	$6,069,240	$1,295,578

North American Tech-Software
Ordinary income	$1,806,180	$927,449

North American Natural Resources
Ordinary income	$32,462,406	$23,455,194

PHLX Semiconductor
Ordinary income	$2,843,145	$2,028,998

NYSE Composite
Ordinary income	$1,633,039	$1,793,077

NYSE 100
Ordinary income	$1,377,666	$1,319,711

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
North American Tech	$—	$(25,248,986)	$57,588,350	$(3,304,547)	$29,034,817
North American Tech-Multimedia Networking	—	(69,429,734)	(40,783,317)	(23,017,641)	(133,230,692)
North American Tech-Software	744,391	(34,813,185)	50,364,191	(4,538,750)	11,756,647
North American Natural Resources	—	(139,043,048)	(30,166,430)	(26,486,444)	(195,695,922)
PHLX Semiconductor	470,301	(47,157,505)	(24,153,412)	(1,593,095)	(72,433,711)
NYSE Composite	140,307	(13,719,565)	467,904	(1,359,957)	(14,471,311)
NYSE 100	111,836	(21,662,627)	7,813,572	(106,341)	(13,843,560)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2014.

As of July 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring[a]	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
North American Tech	$212,873	$184,019	$1,580,603	$850,629	$5,220,553	$10,528,527	$6,671,782	$25,248,986
North American Tech-Multimedia Networking	5,551,361	4,629,661	8,142,402	20,065,788	1,494,613	14,891,975	14,653,934	69,429,734
North American Tech-Software	—	—	592,932	289,827	6,215,064	27,274,356	441,006	34,813,185
North American Natural Resources	17,724,957	1,870,831	785,924	2,497,939	17,704,391	84,798,764	13,660,242	139,043,048
PHLX Semiconductor	—	1,587,960	5,309,649	17,237,123	6,663,495	4,103,013	12,256,265	47,157,505
NYSE Composite	3,108,316	—	8,687	506,184	1,332,864	6,691,026	2,072,488	13,719,565
NYSE 100	673,821	208,513	123,690	775,077	4,111,123	14,666,625	1,103,778	21,662,627

[a]	Must be utilized prior to losses subject to expiration.

For the year ended July 31, 2013, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
North American Tech-Software	$1,928,914
PHLX Semiconductor	49,773

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

84	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
North American Tech	$545,240,620	$94,808,947	$(37,220,597)	$57,588,350
North American Tech-Multimedia Networking	290,693,950	14,424,127	(55,207,444)	(40,783,317)
North American Tech-Software	761,606,551	87,261,188	(36,896,997)	50,364,191
North American Natural Resources	2,074,937,307	277,440,503	(307,607,088)	(30,166,585)
PHLX Semiconductor	240,801,140	6,442,843	(30,596,255)	(24,153,412)
NYSE Composite	93,611,686	12,259,290	(11,791,392)	467,898
NYSE 100	51,500,065	12,081,361	(4,267,789)	7,813,572

Management has reviewed the tax positions as of July 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	85

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares North American Tech ETF, iShares North American Tech-Multimedia Networking ETF, iShares North American Tech-Software ETF, iShares North American Natural Resources ETF, iShares PHLX Semiconductor ETF, iShares NYSE Composite ETF and iShares NYSE 100 ETF (the “Funds”), at July 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 20, 2013

86	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by certain Funds during the fiscal year ended July 31, 2013 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
North American Tech	100.00%
North American Tech-Multimedia Networking	59.42
North American Tech-Software	100.00
North American Natural Resources	97.35
PHLX Semiconductor	94.22
NYSE Composite	62.02
NYSE 100	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2013:

iShares ETF	Qualified Dividend Income
North American Tech	$5,397,384
North American Tech-Multimedia Networking	3,600,624
North American Tech-Software	1,806,180
North American Natural Resources	32,462,406
PHLX Semiconductor	2,843,145
NYSE Composite	1,633,039
NYSE 100	1,377,666

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	87

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares North American Tech ETF, iShares North American Tech-Multimedia Networking ETF, iShares North American Tech-Software ETF, iShares North American Natural Resources ETF and iShares PHLX Semiconductor ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the of supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a

88	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	89

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

90	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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Contract (Continued)

iSHARES® TRUST

disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares NYSE Composite ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the of supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, including adding “at cost” funds, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

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iSHARES® TRUST

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in its respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and

92	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services

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Board Review and Approval of Investment Advisory

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iSHARES® TRUST

and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares NYSE 100 ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the of supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, including adding “at cost” funds, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at

94	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in its respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of lower fees. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	97

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
North American Tech	$0.719430	$—	$—	$0.719430	100%	—%	—%		100%
North American Tech-Multimedia Networking	0.685158	—	—	0.685158	100	—	—		100
North American Natural Resources	0.646265	—	0.033333	0.679598	95	—	5		100
NYSE Composite	1.926268	—	0.016193	1.942461	99	—	1		100
NYSE 100	1.749104	—	0.001926	1.751030	100	—	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

98	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares North American Tech ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.07%
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 1.0% and Less than 1.5%	3	0.22
Greater than 0.5% and Less than 1.0%	5	0.36
Between 0.5% and –0.5%	1,361	98.49
Less than –0.5% and Greater than –1.0%	6	0.44
Less than –1.0% and Greater than –1.5%	2	0.14
Less than –1.5% and Greater than –2.0%	1	0.07
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5%	1	0.07

	1,382	100.00%

iShares North American Tech-Multimedia Networking ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.14%
Greater than 1.5% and Less than 2.0%	2	0.14
Greater than 1.0% and Less than 1.5%	3	0.22
Greater than 0.5% and Less than 1.0%	8	0.58
Between 0.5% and –0.5%	1,360	98.41
Less than –0.5% and Greater than –1.0%	4	0.29
Less than –1.0%	3	0.22

	1,382	100.00%

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares North American Tech-Software ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.14%
Greater than 1.5% and Less than 2.0%	2	0.14
Greater than 1.0% and Less than 1.5%	2	0.14
Greater than 0.5% and Less than 1.0%	6	0.44
Between 0.5% and –0.5%	1,363	98.64
Less than –0.5% and Greater than –1.0%	3	0.22
Less than –1.0% and Greater than –1.5%	2	0.14
Less than –1.5% and Greater than –2.0%	1	0.07
Less than –2.0%	1	0.07

	1,382	100.00%

iShares North American Natural Resources ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	5	0.36%
Greater than 0.5% and Less than 1.0%	7	0.51
Between 0.5% and –0.5%	1,353	97.90
Less than –0.5% and Greater than –1.0%	11	0.80
Less than –1.0% and Greater than –1.5%	4	0.29
Less than –1.5%	2	0.14

	1,382	100.00%

iShares PHLX Semiconductor ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	3	0.22%
Greater than 1.0% and Less than 1.5%	3	0.22
Greater than 0.5% and Less than 1.0%	7	0.51
Between 0.5% and –0.5%	1,362	98.54
Less than –0.5% and Greater than –1.0%	4	0.29
Less than –1.0%	3	0.22

	1,382	100.00%

100	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares NYSE Composite ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	2	0.14%
Greater than 1.0% and Less than 1.5%	5	0.36
Greater than 0.5% and Less than 1.0%	4	0.29
Between 0.5% and –0.5%	1,363	98.64
Less than –0.5% and Greater than –1.0%	5	0.36
Less than –1.0% and Greater than –1.5%	2	0.14
Less than –1.5%	1	0.07

	1,382	100.00%

iShares NYSE 100 ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.14%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	2	0.14
Greater than 1.0% and Less than 1.5%	1	0.07
Greater than 0.5% and Less than 1.0%	10	0.73
Between 0.5% and –0.5%	1,359	98.35
Less than –0.5% and Greater than –1.0%	3	0.22
Less than –1.0% and Greater than –1.5%	2	0.14
Less than –1.5%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	101

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 299 Funds (as of July 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

102	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).

Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese

of San Francisco.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	103

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

104	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	105

Notes:

106	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Standard & Poor’s, The NASDAQ OMX Group, Inc. or New York Stock Exchange, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-71-0713

JULY 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares MSCI EAFE Growth ETF | EFG | NYSE Arca
➢	iShares MSCI EAFE Value ETF | EFV | NYSE Arca
➢	iShares MSCI EAFE Small-Cap ETF | SCZ | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

INTERNATIONAL MARKET OVERVIEW

International equities delivered solid performance for the 12-month period ended July 31, 2013 (the “reporting period”), although ongoing concerns about sovereign debt issues in Europe and slowing economic growth in China kept volatility levels elevated. Investors largely dismissed the negative news for much of the reporting period, choosing to focus on the potential effect of unprecedented intervention levels from central banks around the world.

Issues surrounding economic conditions in Europe resurfaced throughout the reporting period. At the beginning of the reporting period, concerns about the ongoing bailout of Greece and the effect on other southern European countries resulted in the European Central Bank’s pledge to protect the euro and support bond markets in the euro zone. European markets largely rebounded in late 2012 and into early 2013. In the first quarter of 2013, an economic crisis on the island of Cyprus drove concerns about the health of the European financial system, until the announcement of a bailout plan alleviated worries. In the final months of the reporting period, European stocks struggled again as the prospect of slow global economic growth materialized. Austerity programs intended to reduce national debts were blamed for impeding growth in the region. In May 2013, the European Union announced it would ease its austerity measures, giving some countries, including Spain and France, additional time to reach their respective deficit reduction targets. Also in May, the European Central Bank cut its benchmark interest rate. Despite these actions, many countries in the euro zone remained in or near recession. For the second quarter of 2013 though, the euro zone as a whole did experience gross domestic product (“GDP”) growth of 0.30% — its first positive quarter since 2011. Underlying the GDP figures for the area, Germany and France experienced positive economic growth of 0.7% and 0.5%, respectively, while Spain and Italy’s economies contracted less than in previous quarters.

The Bank of Japan took decisive action to improve economic conditions through quantitative easing, instituting a plan in early 2013 to purchase 7.5 trillion yen in bonds per month and double the country’s monetary base. Although the country’s GDP growth for the first quarter of 2013 was stronger than expected, industrial production continued to decline. A declining yen helped export levels, although export growth fell short of expectations. In Japan, personal spending improved through the course of the reporting period, although consumer confidence weakened in the final months of the reporting period.

Emerging market countries generally lagged developed markets. During the reporting period, economic growth slowed in China and Latin America. Commodities prices declined around the world during the reporting period, hurting many commodities-driven emerging market countries. Late in the reporting period, concern that the U.S. Federal Reserve Bank (the “Fed”) would begin to taper its bond-buying program led investors to abandon emerging market holdings, including both bonds and stocks. In the past several years, emerging markets have benefited from investors seeking higher yielding alternatives in a low-interest rate environment.

From a sector perspective, consumer discretionary stocks were among the strongest performers during the reporting period. Although pessimistic by historic standards, consumer confidence in the euro zone improved for eight consecutive months through July 2013, with German consumers ranking among the highest in terms of sentiment. Financials companies also gained, benefiting from expectations of rising interest rates. The health care sector, which generally benefits from demand regardless of economic conditions, delivered solid results. Materials stocks declined as a group, as the economic slowdown in China crimped demand for commodities. Energy stocks delivered nearly flat returns as a sector, reflecting a drop in oil prices and weak demand from China.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE GROWTH ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.74%	22.75%	22.16%	21.74%	22.75%	22.16%
5 Years	1.13%	1.21%	1.26%	5.76%	6.18%	6.45%
Since Inception	4.98%	5.00%	5.16%	47.51%	47.70%	49.57%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/1/05. The first day of secondary market trading was 8/5/05.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,054.20	$2.04	$1,000.00	$1,022.80	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)
iSHARES® MSCI EAFE GROWTH ETF

The iShares MSCI EAFE Growth ETF (the “Fund”), formerly the iShares MSCI EAFE Growth Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE® Growth Index (the “Index”). The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index and consists of those securities classified by MSCI Inc. as most representing the growth style. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 21.74%, net of fees, while the total return for the Index was 22.16%.

International growth stocks, as represented by the Index, delivered double-digit gains for the reporting period. Although headwinds appeared throughout the reporting period, keeping volatility levels high, investors largely focused on the promise of unprecedented central bank intervention. Among EAFE markets, growth stocks slightly underperformed their value counterparts, as the traditionally value-oriented financial sector logged particularly strong returns, benefiting from an uptick in interest rates late in the reporting period.

Equity market performance in the euro zone overall was solid for the reporting period. Most major markets achieved strong double-digit gains, although some of the gains were trimmed late in the period as some euro zone countries struggled with recession.

The United Kingdom, which accounted for 22% of the Index on average, delivered modest gains for the reporting period. The country’s GDP growth turned positive in the first two quarters of 2013, as the service sector, along with manufacturing and construction levels, improved and housing prices rebounded.

Japan, which represented 21% of the Index on average, delivered solid returns for the reporting period. Since the newly appointed governor of the Bank of Japan initiated a massive stimulus program, GDP growth and unemployment levels have improved. A declining yen helped export levels, although export growth fell short of expectations.

Representing 9% of the Index on average, Australia gained slightly for the reporting period. The country struggled with recession, as the mining-driven economy was hurt by the economic slowdown in China.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Consumer Non-Cyclical	35.33%
Consumer Cyclical	16.25
Financial	13.85
Industrial	13.70
Basic Materials	7.01
Communications	5.62
Technology	3.20
Energy	2.89
Utilities	1.30
Diversified	0.62
Short-Term and Other Net Assets	0.23

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Nestle SA Registered (Switzerland)	3.66%
Roche Holding AG Genusschein (Switzerland)	2.91
Toyota Motor Corp. (Japan)	2.80
GlaxoSmithKline PLC (United Kingdom)	2.11
British American Tobacco PLC (United Kingdom)	1.72
BHP Billiton Ltd. (Australia)	1.68
Bayer AG Registered (Germany)	1.62
Novartis AG Registered (Switzerland)	1.39
Diageo PLC (United Kingdom)	1.31
Anheuser-Busch InBev NV (Belgium)	1.30

TOTAL	20.50%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE VALUE ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	24.39%	25.35%	24.79%	24.39%	25.35%	24.79%
5 Years	0.69%	0.84%	0.80%	3.49%	4.28%	4.05%
Since Inception	3.49%	3.54%	3.62%	31.62%	32.08%	32.91%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/1/05. The first day of secondary market trading was 8/5/05.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,026.10	$2.01	$1,000.00	$1,022.80	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE VALUE ETF

The iShares MSCI EAFE Value ETF (the “Fund”), formerly the iShares MSCI EAFE Value Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE® Value Index (the “Index”). The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index and consists of those securities classified by MSCI Inc. as most representing the value style. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 24.39%, net of fees, while the total return for the Index was 24.79%.

International value stocks, as represented by the Index, delivered double-digit gains for the reporting period. Although headwinds appeared throughout the reporting period, keeping volatility levels high, investors largely focused on the promise of unprecedented central bank intervention. Among EAFE markets, value stocks slightly outpaced their growth counterparts, as the traditionally value-oriented financial sector logged particularly strong returns, benefiting from an uptick in interest rates late in the reporting period.

Equity market performance in the euro zone overall was solid for the reporting period. Most major markets achieved strong double-digit gains, although some of the gains were trimmed late in the period as some euro zone countries struggled with recession.

The United Kingdom, which accounted for 22% of the Index on average, delivered solid gains for the reporting period. The country’s GDP growth turned positive in the first two quarters of 2013, as the service sector, along with manufacturing and construction levels, improved and housing prices rebounded.

Japan, which represented 21% of the Index on average, also delivered solid returns for the reporting period. Since the newly appointed governor of the Bank of Japan initiated a massive stimulus program, GDP growth and unemployment levels have improved. A declining yen helped export levels, although export growth fell short of expectations.

Representing 9% of the Index on average, Australia gained modestly for the reporting period. The country struggled with recession, as the mining-driven economy was hurt by the economic slowdown in China.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Financial	35.79%
Energy	10.68
Consumer Non-Cyclical	10.11
Industrial	9.14
Communications	8.98
Consumer Cyclical	9.01
Basic Materials	7.56
Utilities	6.14
Technology	1.34
Diversified	0.84
Short-Term and Other Net Assets	0.41

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

HSBC Holdings PLC (United Kingdom)	3.50%
Vodafone Group PLC (United Kingdom)	2.44
BP PLC (United Kingdom)	2.20
Royal Dutch Shell PLC Class A (United Kingdom)	2.15
Sanofi (France)	2.12
Total SA (France)	1.89
Royal Dutch Shell PLC Class B (United Kingdom)	1.52
Siemens AG Registered (Germany)	1.45
Westpac Banking Corp. (Australia)	1.44
Novartis AG Registered (Switzerland)	1.38

TOTAL	20.09%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE SMALL-CAP ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	28.21%	29.76%	27.74%	28.21%	29.76%	27.74%
5 Years	4.65%	4.58%	4.67%	25.52%	25.10%	25.64%
Since Inception	0.51%	0.57%	0.59%	2.89%	3.28%	3.37%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/10/07. The first day of secondary market trading was 12/12/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,067.10	$2.05	$1,000.00	$1,022.80	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

The iShares MSCI EAFE Small-Cap ETF (the “Fund”), formerly the iShares MSCI EAFE Small Cap Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE® Small Cap Index (the “Index”). The Index represents the small capitalization segment of the MSCI EAFE® Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 28.21%, net of fees, while the total return for the Index was 27.74%.

International small-cap stocks, as represented by the Index, delivered double-digit gains for the reporting period. Although headwinds appeared throughout the reporting period, keeping volatility levels high, investors largely focused on the promise of unprecedented central bank intervention. Within the EAFE Index, small-capitalization stocks outperformed their large-capitalization counterparts.

Equity market performance in the euro zone overall was solid for the reporting period. Most major markets achieved strong double-digit gains, although some of the gains were trimmed late in the period as some euro zone countries struggled with recession.

Japan, which represented 27% of the Index on average, delivered solid returns for the reporting period. Since the newly appointed governor of the Bank of Japan initiated a massive stimulus program, GDP growth and unemployment levels have improved. A declining yen helped export levels, although export growth fell short of expectations.

The United Kingdom, which accounted for 22% of the Index on average, also delivered solid gains for the reporting period. The country’s GDP growth turned positive in the first two quarters of 2013, as the service sector, along with manufacturing and construction levels, improved and housing prices rebounded.

Representing 9% of the Index on average, Australia declined modestly for the reporting period. The country struggled with recession, as the mining-driven economy was hurt by the economic slowdown in China.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Industrial	21.42%
Financial	19.76
Consumer Cyclical	16.89
Consumer Non-Cyclical	15.38
Basic Materials	8.30
Communications	7.60
Technology	4.11
Energy	4.04
Utilities	1.30
Diversified	0.90
Short-Term and Other Net Assets	0.30

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Mondi PLC (United Kingdom)	0.40%
Symrise AG (Germany)	0.39
Ashtead Group PLC (United Kingdom)	0.37
Alcatel-Lucent (France)	0.37
MTU Aero Engines Holding AG (Germany)	0.37
Valeo SA (France)	0.36
Informa PLC (United Kingdom)	0.35
Taylor Wimpey PLC (United Kingdom)	0.34
Bilfinger Berger SE (Germany)	0.32
Trelleborg AB Class B (Sweden)	0.32

TOTAL	3.59%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2013 and held through July 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.31%

AUSTRALIA — 7.81%
ALS Ltd.	98,476	$750,323
Alumina Ltd.[a]	632,067	550,231
Amcor Ltd.	307,803	2,925,359
APA Group	106,790	575,032
Asciano Ltd.	252,933	1,153,133
ASX Ltd.	19,889	619,374
Aurizon Holdings Ltd.	516,545	2,104,623
BHP Billiton Ltd.	823,227	25,592,212
Boral Ltd.	198,417	755,014
Brambles Ltd.	397,129	3,236,144
Caltex Australia Ltd.	34,574	580,542
Coca-Cola Amatil Ltd.	144,786	1,669,706
Cochlear Ltd.	14,573	798,837
Commonwealth Bank of Australia	144,727	9,638,786
Computershare Ltd.	121,835	1,069,353
Crown Ltd.	104,135	1,196,237
CSL Ltd.	127,322	7,549,499
Echo Entertainment Group Ltd.	200,659	471,813
Flight Centre Ltd.	14,632	595,513
Fortescue Metals Group Ltd.	399,902	1,313,545
Harvey Norman Holdings Ltd.	133,222	318,030
Iluka Resources Ltd.	107,557	1,063,728
Insurance Australia Group Ltd.	530,823	2,767,810
James Hardie Industries SE	114,401	948,663
Leighton Holdings Ltd.	21,181	314,027
Macquarie Group Ltd.	38,881	1,531,487
Newcrest Mining Ltd.	129,564	1,422,071
Orica Ltd.	95,049	1,542,256
Qantas Airways Ltd.[a]	292,935	331,247
QBE Insurance Group Ltd.	152,928	2,252,195
Ramsay Health Care Ltd.	33,453	1,105,725
Rio Tinto Ltd.	111,451	5,752,249
Santos Ltd.	245,794	3,015,436
Seek Ltd.	81,833	692,549
Sonic Healthcare Ltd.	95,226	1,222,941
Suncorp Group Ltd.	213,462	2,455,947
Toll Holdings Ltd.	60,770	290,688
Transurban Group	357,835	2,177,323
Treasury Wine Estates Ltd.	165,672	709,215
Wesfarmers Ltd.	257,181	9,361,537
Whitehaven Coal Ltd.[b]	142,013	250,439
Woodside Petroleum Ltd.	168,563	5,686,498

Security	Shares	Value

Woolworths Ltd.	317,302	$9,488,294
WorleyParsons Ltd.	53,218	1,052,164

		118,897,795
AUSTRIA — 0.24%
Andritz AG	19,116	1,029,288
Erste Group Bank AG	65,654	1,990,289
OMV AG	13,098	578,551

		3,598,128
BELGIUM — 1.90%
Anheuser-Busch InBev NV	206,028	19,801,309
Colruyt SA	18,821	1,071,634
KBC Groep NV	59,354	2,376,219
Solvay SA	15,576	2,105,488
Telenet Group Holding NV	12,567	607,327
UCB SA	28,261	1,625,830
Umicore SA	28,969	1,302,668

		28,890,475
DENMARK — 1.93%
Carlsberg A/S Class B	27,140	2,685,238
Coloplast A/S Class B	28,025	1,635,229
Danske Bank A/Sa	168,799	3,105,697
DSV A/S	47,436	1,241,979
Novo Nordisk A/S Class B	104,548	17,652,775
Novozymes A/S Class B	58,941	2,016,665
TrygVesta A/S	5,959	539,701
William Demant Holding A/Sa	6,490	570,570

		29,447,854
FINLAND — 0.49%
Kone OYJ Class B	39,825	2,956,083
Neste Oil OYJ	33,040	477,768
Nokian Renkaat OYJ	29,854	1,323,634
Pohjola Bank PLC Class A	35,282	606,229
Wartsila OYJ Abp	45,194	2,041,570

		7,405,284
FRANCE — 8.73%
Accor SA	14,750	555,453
Aeroports de Paris	7,552	778,668
ALSTOM	27,966	943,963
Arkema SA	8,201	820,539
Atos SA	14,337	1,075,803
Bureau Veritas SA	56,345	1,669,183
Casino Guichard-Perrachon SA	14,514	1,489,758
Christian Dior SA	13,983	2,471,311

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2013

Security	Shares	Value

Compagnie Generale de Geophysique-Veritas[a]	41,064	$1,036,010
Compagnie Generale des Etablissements Michelin Class B	16,992	1,703,042
Danone SA	145,789	11,499,006
Dassault Systemes SA	15,694	2,058,504
Edenred SA	52,274	1,671,789
Essilor International SA	52,097	5,817,787
European Aeronautic Defence and Space Co. NV	149,270	8,896,575
Eutelsat Communications SA	36,639	1,022,403
Gemalto NVb	20,119	2,099,800
Groupe Eurotunnel SA Registered	143,311	1,122,744
Iliad SA	5,841	1,375,522
JCDecaux SA	16,992	544,215
Kering SA	12,567	2,871,849
L’Air Liquide SA	80,004	10,599,961
L’Oreal SA	61,891	10,350,820
Lafarge SA	48,144	3,072,700
Legrand SA	64,546	3,338,304
LVMH Moet Hennessy Louis Vuitton SA	65,195	11,829,680
Pernod Ricard SA	54,103	6,429,741
Publicis Groupe SA	45,607	3,672,314
Remy Cointreau SA	6,490	670,633
Safran SA	64,074	3,755,461
Schneider Electric SA	135,228	10,739,635
SES SA Class A FDR	77,231	2,266,381
Societe BIC SA	7,434	823,261
Sodexo	24,426	2,226,923
STMicroelectronics NV	83,721	718,263
Technip SA	25,960	2,859,369
Unibail-Rodamco SE	24,426	5,907,866
Vallourec SA	13,688	806,452
Zodiac Aerospace	8,968	1,300,967

		132,892,655
GERMANY — 6.70%
Adidas AG	53,749	5,980,858
Bayer AG Registered	212,105	24,601,574
Beiersdorf AG	25,960	2,396,423
Brenntag AG	13,334	2,186,636
Continental AG	28,674	4,508,054
Deutsche Lufthansa AG Registered[a]	60,180	1,202,646

Security	Shares	Value

Fraport AG	9,322	$603,129
Fresenius Medical Care AG & Co. KGaA	54,339	3,433,451
Fresenius SE & Co. KGaA	31,978	4,028,794
GEA Group AG	47,200	1,943,851
Hannover Rueckversicherung AG Registered	7,552	560,561
Henkel AG & Co. KGaA	33,807	2,802,971
Hochtief AG	8,083	614,787
Hugo Boss AG	8,260	956,194
Infineon Technologies AG	139,771	1,231,237
Kabel Deutschland Holding AG	22,479	2,530,577
Lanxess AG	21,653	1,351,485
Linde AG	47,790	9,188,713
MAN SE	8,909	1,013,342
Merck KGaA	16,402	2,707,179
Muenchener Rueckversicherungs-Gesellschaft AG Registered	29,913	5,926,221
QIAGEN NVa	61,301	1,265,340
SAP AG	235,292	17,274,395
Suedzucker AG	20,709	674,674
ThyssenKrupp AGa	97,527	2,117,345
United Internet AG Registered	27,494	896,634

		101,997,071
HONG KONG — 3.20%
AAC Technologies Holdings Inc.	206,500	961,227
AIA Group Ltd.	3,079,800	14,594,138
ASM Pacific Technology Ltd.	59,000	641,325
Cathay Pacific Airways Ltd.	295,000	546,229
Cheung Kong Infrastructure Holdings Ltd.	177,000	1,222,169
CLP Holdings Ltd.	442,500	3,668,790
Galaxy Entertainment Group Ltd.[a]	531,000	2,796,953
Hang Lung Properties Ltd.	590,000	1,913,324
HKT Trust and HKT Ltd.	354,000	346,453
Hong Kong and China Gas Co. Ltd. (The)[b]	1,497,301	3,838,169
Hong Kong Exchanges and Clearing Ltd.	180,800	2,809,209
Li & Fung Ltd.[b]	1,534,400	2,029,946
Link REIT (The)	383,500	1,876,618
MGM China Holdings Ltd.	259,600	748,137
Orient Overseas International Ltd.	29,500	163,755
Sands China Ltd.	613,600	3,319,066
Shangri-La Asia Ltd.	272,666	428,933

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2013

Security	Shares	Value

SJM Holdings Ltd.	472,000	$1,183,142
Swire Properties Ltd.	295,000	867,272
Wharf (Holdings) Ltd. (The)	413,000	3,554,675
Wynn Macau Ltd.	401,200	1,138,105

		48,647,635
IRELAND — 0.33%
Bank of Ireland[a]	5,376,788	1,213,727
Elan Corp. PLC[a]	63,956	983,420
Kerry Group PLC Class A	39,294	2,410,556
Ryanair Holdings PLC SP ADR	8,260	425,555

		5,033,258
ISRAEL — 0.47%
Bank Hapoalim BM	177,295	849,830
Bank Leumi le-Israel BMa	323,497	1,087,614
Delek Group Ltd. (The)	354	99,942
Israel Chemicals Ltd.	74,753	597,470
Israel Corp. Ltd. (The)[a]	472	221,873
Mellanox Technologies Ltd.[a]	9,558	433,467
Mizrahi Tefahot Bank Ltd.[a]	32,273	344,711
NICE Systems Ltd.	15,045	578,021
Teva Pharmaceutical Industries Ltd.	75,343	2,985,556

		7,198,484
ITALY — 1.55%
Assicurazioni Generali SpA	299,307	5,886,010
Enel Green Power SpA	153,282	340,108
Fiat Industrial SpA	218,654	2,687,094
Fiat SpA[a]	147,736	1,175,066
Luxottica Group SpA	42,421	2,259,909
Pirelli & C. SpA	33,276	436,553
Prysmian SpA	52,156	1,058,222
Saipem SpA	44,663	951,858
Tenaris SA	121,009	2,721,950
UniCredit SpA	1,111,265	6,038,128

		23,554,898
JAPAN — 21.72%
ABC-MART Inc.	5,900	265,142
Acom Co. Ltd.[a]	5,310	163,044
Advantest Corp.	35,400	461,058
AEON Credit Service Co. Ltd.	17,700	514,147
AEON Mall Co. Ltd.	28,710	712,824
Aisin Seiki Co. Ltd.	17,700	700,046
Ajinomoto Co. Inc.	177,000	2,461,858
Asahi Kasei Corp.	118,000	745,036

Security	Shares	Value

ASICS Corp.	41,300	$692,427
Astellas Pharma Inc.	112,100	5,983,682
Benesse Holdings Inc.	17,700	608,266
Bridgestone Corp.	171,100	6,053,866
Calbee Inc.	5,900	565,675
Chiyoda Corp.	59,000	698,246
Chugai Pharmaceutical Co. Ltd.	59,000	1,166,743
Citizen Holdings Co. Ltd.	70,800	403,831
Credit Saison Co. Ltd.	41,300	924,216
Dai-ichi Life Insurance Co. Ltd. (The)	2,183	2,967,486
Daiichi Sankyo Co. Ltd.	171,100	2,778,168
Daikin Industries Ltd.	59,000	2,447,461
Dainippon Sumitomo Pharma Co. Ltd.	41,300	546,720
Daito Trust Construction Co. Ltd.	11,800	1,074,963
Daiwa House Industry Co. Ltd.	118,000	2,163,123
Daiwa Securities Group Inc.	413,000	3,510,426
Dena Co. Ltd.[b]	17,700	334,906
Denso Corp.	123,900	5,618,362
Dentsu Inc.	53,100	1,689,828
Don Quijote Co. Ltd.	11,800	615,464
East Japan Railway Co.	88,500	7,099,436
FamilyMart Co. Ltd.	11,800	518,886
FANUC Corp.	48,700	7,357,857
Fast Retailing Co. Ltd.	13,000	4,434,447
Fuji Heavy Industries Ltd.	149,000	3,669,137
Fujitsu Ltd.	236,000	902,201
Furukawa Electric Co. Ltd.	177,000	426,506
Gree Inc.[b]	11,800	95,259
GungHo Online Entertainment Inc.[a,b]	1,180	959,788
Hakuhodo DY Holdings Inc.	6,490	445,402
Hamamatsu Photonics K.K.	17,700	612,765
Hankyu Hanshin Holdings Inc.	118,000	673,052
Hino Motors Ltd.	59,000	904,001
Hirose Electric Co. Ltd.	6,500	865,081
Hisamitsu Pharmaceutical Co. Inc.	17,700	971,786
Hitachi High-Technologies Corp.	5,900	128,492
Hitachi Ltd.	826,000	5,525,982
Hitachi Metals Ltd.	59,000	707,244
Hokkaido Electric Power Co. Inc.[a]	29,500	384,215
Hokuriku Electric Power Co.	29,500	424,406
Honda Motor Co. Ltd.	206,500	7,621,321
Hulic Co. Ltd.	70,800	845,814

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2013

Security	Shares	Value

IHI Corp.	354,000	$1,486,472
Isetan Mitsukoshi Holdings Ltd.	88,500	1,218,332
J. Front Retailing Co. Ltd.	59,000	467,897
Japan Exchange Group Inc.	11,800	1,103,757
Japan Real Estate Investment Corp.	59	621,463
Japan Steel Works Ltd. (The)	59,000	330,527
Japan Tobacco Inc.	283,200	9,861,827
JTEKT Corp.	23,600	295,855
Kansai Electric Power Co. Inc. (The)[a]	88,500	1,079,762
Kansai Paint Co. Ltd.	59,000	763,032
Kao Corp.	135,700	4,332,245
KDDI Corp.	47,200	2,596,228
Keikyu Corp.	118,000	981,384
Keio Corp.	148,059	1,038,694
Keisei Electric Railway Co. Ltd.	59,000	566,275
Keyence Corp.	11,887	3,867,460
Kikkoman Corp.	26,000	446,220
Kintetsu Corp.	413,000	1,767,810
Kirin Holdings Co. Ltd.	236,000	3,481,633
Kobe Steel Ltd.[a]	236,000	371,918
Koito Manufacturing Co. Ltd.	23,000	442,906
Kubota Corp.	295,000	4,289,055
Kyushu Electric Power Co. Inc.[a]	53,100	736,938
Lawson Inc.	17,700	1,382,095
LIXIL Group Corp.	47,200	1,104,717
M3 Inc.	177	485,893
Mabuchi Motor Co. Ltd.	5,900	305,333
Makita Corp.	11,800	613,065
Marui Group Co. Ltd.	17,700	171,862
Mazda Motor Corp.[a]	649,000	2,705,404
McDonald’s Holdings Co. (Japan) Ltd.	17,700	489,132
Miraca Holdings Inc.	11,800	567,475
Mitsubishi Electric Corp.	472,000	4,573,392
Mitsubishi Estate Co. Ltd.	322,000	8,155,173
Mitsubishi Gas Chemical Co. Inc.	59,000	435,504
Mitsubishi Heavy Industries Ltd.	767,000	4,109,694
Mitsubishi Logistics Corp.	30,000	436,480
Mitsubishi Motors Corp.[a]	106,200	1,397,212
Mitsui Fudosan Co. Ltd.	212,500	6,401,683
Murata Manufacturing Co. Ltd.	53,100	3,638,798
Nabtesco Corp.	29,500	616,364
Nexon Co. Ltd.	29,500	371,618

Security	Shares	Value

NHK Spring Co. Ltd.	23,669	$273,858
Nidec Corp.	23,600	1,919,577
Nintendo Co. Ltd.	29,500	3,725,179
Nippon Building Fund Inc.	59	640,059
Nippon Meat Packers Inc.	59,000	905,800
Nissin Foods Holdings Co. Ltd.	11,800	467,297
Nitori Holdings Co. Ltd.	9,050	769,234
Nitto Denko Corp.	41,300	2,322,088
NKSJ Holdings Inc.	82,600	2,068,464
NOK Corp.	11,800	187,399
Nomura Holdings Inc.	926,300	7,035,190
Nomura Real Estate Holdings Inc.	11,800	273,900
NTT Urban Development Corp.	295	355,122
Odakyu Electric Railway Co. Ltd.	177,000	1,675,431
Olympus Corp.[a]	59,000	1,799,004
Omron Corp.	53,100	1,638,539
Ono Pharmaceutical Co. Ltd.	5,900	377,317
Oracle Corp. Japan	11,800	458,299
Oriental Land Co. Ltd.	12,700	2,059,529
Otsuka Corp.	5,900	664,654
Panasonic Corp.[a]	289,100	2,501,389
PARK24 Co. Ltd.	23,600	432,865
Rakuten Inc.	188,800	2,539,600
Rinnai Corp.	5,900	430,705
Sanrio Co. Ltd.	11,800	573,474
Santen Pharmaceutical Co. Ltd.	17,700	769,330
SBI Holdings Inc.	53,100	554,998
Secom Co. Ltd.	53,100	2,915,358
Sega Sammy Holdings Inc.	47,200	1,095,119
Sekisui Chemical Co. Ltd.	59,000	590,270
Sekisui House Ltd.	59,000	760,033
Seven & I Holdings Co. Ltd.	100,300	3,773,169
Seven Bank Ltd.	159,300	587,930
Sharp Corp.[a]	118,000	484,693
Shikoku Electric Power Co. Inc.[a]	47,200	842,214
Shimamura Co. Ltd.	6,000	685,679
Shimano Inc.	17,700	1,590,849
Shin-Etsu Chemical Co. Ltd.	64,900	4,038,310
Shinsei Bank Ltd.	295,000	653,856
Shionogi & Co. Ltd.	76,700	1,552,638
Showa Denko K.K.	118,000	158,365
Showa Shell Sekiyu K.K.	35,400	325,368
SMC Corp.	12,500	2,639,673
SoftBank Corp.	241,900	15,347,018
Sony Financial Holdings Inc.	21,149	346,194

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2013

Security	Shares	Value

Sumco Corp.	29,500	$259,443
Sumitomo Realty & Development Co. Ltd.	92,000	3,839,764
Sumitomo Rubber Industries Inc.	41,300	685,709
Suruga Bank Ltd.	59,000	1,044,970
Suzuken Co. Ltd.	17,700	551,578
Sysmex Corp.	17,700	1,139,149
Taisei Corp.	236,000	916,598
Taiyo Nippon Sanso Corp.	59,000	415,109
Takashimaya Co. Ltd.	59,000	578,872
TDK Corp.	17,700	636,160
Teijin Ltd.	59,000	127,772
Terumo Corp.	41,300	2,084,841
THK Co. Ltd.	29,500	613,665
Tobu Railway Co. Ltd.	236,000	1,214,132
Toho Co. Ltd.	29,500	613,065
Toho Gas Co. Ltd.	118,000	587,870
Tohoku Electric Power Co. Inc.[a]	59,000	687,449
Tokyo Electron Ltd.	41,300	1,874,887
Tokyo Gas Co. Ltd.	649,000	3,556,616
Tokyo Tatemono Co. Ltd.	59,000	488,892
Tokyu Corp.	295,000	1,910,579
Tokyu Land Corp.	118,000	1,122,953
Toray Industries Inc.	236,000	1,499,670
TOTO Ltd.	59,000	600,468
Toyo Suisan Kaisha Ltd.	23,000	716,740
Toyota Boshoku Corp.	17,700	255,544
Toyota Motor Corp.	702,100	42,616,410
Trend Micro Inc.	11,800	391,114
Tsumura & Co.	17,700	502,809
Unicharm Corp.	29,500	1,565,655
USS Co. Ltd.	5,310	632,201
Yahoo! Japan Corp.	3,835	2,035,351
Yakult Honsha Co. Ltd.	23,600	1,096,558
Yamaha Motor Co. Ltd.	70,800	947,311
Yamato Holdings Co. Ltd.	94,400	2,065,465
Yamato Kogyo Co. Ltd.	11,800	381,516
Yamazaki Baking Co. Ltd.	59,000	693,447
Yaskawa Electric Corp.	60,000	714,351
Yokohama Rubber Co. Ltd. (The)	59,000	579,472

		330,597,868
NETHERLANDS — 3.15%
Akzo Nobel NV	22,184	1,347,806
ASML Holding NV	91,686	8,229,980
D.E Master Blenders 1753 NVa	129,092	2,125,544

Security	Shares	Value

Fugro NV CVA	18,231	$1,108,728
Heineken Holding NV	26,019	1,629,347
Heineken NV	59,177	4,148,929
ING Groep NV CVA[a]	494,007	5,037,829
Reed Elsevier NV	177,236	3,388,937
Royal Boskalis Westminster NV CVA	19,529	732,438
Royal Vopak NV	17,877	1,027,617
TNT Express NV	91,745	719,856
Unilever NV CVA	417,838	16,777,946
Ziggo NV	43,188	1,712,387

		47,987,344
NEW ZEALAND — 0.12%
Auckland International Airport Ltd.	270,928	679,282
Fletcher Building Ltd.	113,752	736,098
SKYCITY Entertainment Group Ltd.	144,373	481,489

		1,896,869
NORWAY — 0.09%
Subsea 7 SA	68,676	1,298,260

		1,298,260
PORTUGAL — 0.16%
Galp Energia SGPS SA Class B	69,620	1,109,339
Jeronimo Martins SGPS SA	64,723	1,276,246

		2,385,585
SINGAPORE — 1.56%
CapitaLand Ltd.	649,000	1,645,489
CapitaMalls Asia Ltd.	354,000	554,363
City Developments Ltd.	118,000	984,607
Genting Singapore PLC	1,593,000	1,656,835
Global Logistic Properties Ltd.	767,000	1,709,863
Jardine Cycle & Carriage Ltd.[b]	28,000	886,189
Keppel Corp. Ltd.[b]	354,200	2,877,640
Noble Group Ltd.	590,181	414,625
Oversea-Chinese Banking Corp. Ltd.	413,000	3,423,431
SembCorp Industries Ltd.[b]	236,000	941,073
SembCorp Marine Ltd.	236,000	842,890
Singapore Airlines Ltd.	118,000	936,442
Singapore Exchange Ltd.	217,000	1,299,666
Singapore Press Holdings Ltd.[b]	136,000	468,653
Singapore Technologies Engineering Ltd.	413,000	1,387,527
StarHub Ltd.	118,000	407,551

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2013

Security	Shares	Value

United Overseas Bank Ltd.	177,000	$2,981,608
UOL Group Ltd.	59,000	323,262

		23,741,714
SPAIN — 0.97%
Amadeus IT Holding SA Class A	62,363	2,138,121
Bankia SAa,b	1,033,680	910,015
Distribuidora Internacional de Alimentacion SA	158,061	1,307,141
Grifols SA	37,701	1,587,443
Industria de Diseno Textil SA	55,991	7,449,636
International Consolidated Airlines Group SAa	245,499	1,086,837
Zardoya Otis SA	17,818	259,073

		14,738,266
SWEDEN — 3.70%
Alfa Laval AB	80,948	1,831,761
Assa Abloy AB Class B	85,668	3,782,767
Atlas Copco AB Class A	173,460	4,514,382
Atlas Copco AB Class B	100,064	2,339,353
Electrolux AB Class B	62,363	1,811,952
Elekta AB Class B	93,692	1,595,483
Getinge AB Class B	50,799	1,873,125
Hennes & Mauritz AB Class B	244,555	9,084,893
Hexagon AB Class B	61,596	1,873,542
Industrivarden AB Class C	30,031	538,508
Investor AB Class B	116,171	3,487,316
Lundin Petroleum ABa,b	56,699	1,245,732
Millicom International Cellular SA SDR	16,166	1,287,413
Sandvik AB	276,120	3,483,238
Scania AB Class B	29,146	605,583
SKF AB Class B	100,713	2,785,984
Svenska Cellulosa AB Class B	75,815	2,000,962
Swedish Match AB	52,156	1,943,112
Telefonaktiebolaget LM Ericsson Class B	389,223	4,588,447
Volvo AB Class B	388,161	5,707,289

		56,380,842
SWITZERLAND — 14.58%
ABB Ltd. Registered[a]	562,624	12,376,941
Actelion Ltd. Registered[a]	27,435	1,815,910
Aryzta AGa	22,538	1,388,689
Barry Callebaut AG Registered[a]	472	455,922

Security	Shares	Value

Compagnie Financiere Richemont SA Class A Bearer	133,930	$13,059,310
Credit Suisse Group AG Registered[a]	383,374	11,218,790
EMS-Chemie Holding AG Registered	2,242	783,005
Geberit AG Registered	9,971	2,662,439
Givaudan SA Registered[a]	2,124	2,946,603
Holcim Ltd. Registered[a]	58,469	4,209,843
Julius Baer Group Ltd.[a]	37,524	1,697,798
Kuehne & Nagel International AG Registered	13,570	1,635,732
Lindt & Spruengli AG Participation Certificates	236	923,528
Lindt & Spruengli AG Registered	24	1,089,770
Nestle SA Registered	825,941	55,735,350
Novartis AG Registered	294,823	21,132,446
Partners Group Holding AG	4,543	1,196,440
Roche Holding AG Genusschein	180,186	44,215,044
Schindler Holding AG Participation Certificates	12,626	1,800,511
Schindler Holding AG Registered	5,605	779,385
SGS SA Registered	1,416	3,192,725
Sika AG Bearer	590	1,638,907
Sonova Holding AG Registered[a]	12,980	1,427,709
Sulzer AG Registered	6,195	923,433
Swatch Group AG (The) Bearer	7,847	4,644,944
Swatch Group AG (The) Registered	11,505	1,183,127
Syngenta AG Registered	23,954	9,469,197
UBS AG Registered[a]	934,383	18,332,672

		221,936,170
UNITED KINGDOM — 19.91%
3i Group PLC	123,664	718,801
Aberdeen Asset Management PLC	247,800	1,443,727
Admiral Group PLC	31,506	670,138
Aggreko PLC	69,266	1,869,190
AMEC PLC	75,874	1,238,860
ARM Holdings PLC	359,133	4,764,055
Associated British Foods PLC	90,801	2,676,088
Babcock International Group PLC	92,571	1,649,021
BG Group PLC	870,604	15,660,363
British American Tobacco PLC	493,476	26,229,582

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2013

Security	Shares	Value

British Sky Broadcasting Group PLC	268,686	$3,372,786
BT Group PLC	2,017,682	10,421,693
Bunzl PLC	85,373	1,823,665
Burberry Group PLC	112,985	2,620,750
Capita PLC	168,563	2,665,385
Centrica PLC	460,141	2,727,603
Cobham PLC	276,356	1,204,956
Coca-Cola HBC AG	47,082	1,222,003
Coca-Cola HBC AG SP ADR	4,713	122,585
Compass Group PLC	468,224	6,374,461
Croda International PLC	34,987	1,330,825
Diageo PLC	641,625	19,979,984
easyJet PLC[b]	41,713	892,934
Experian PLC	258,715	4,836,132
Fresnillo PLC	45,902	716,078
G4S PLC	358,779	1,223,291
GKN PLC	424,505	2,253,141
GlaxoSmithKline PLC	1,258,057	32,118,543
Glencore International PLC	893,555	3,759,220
Hargreaves Lansdown PLC	54,752	813,881
IMI PLC	82,836	1,723,006
Inmarsat PLC	114,460	1,186,057
InterContinental Hotels Group PLC	69,053	1,996,396
Intertek Group PLC	41,418	1,899,450
Invensys PLC	166,852	1,255,420
ITV PLC	953,322	2,436,748
Johnson Matthey PLC	52,805	2,269,559
London Stock Exchange Group PLC	30,031	716,618
Meggitt PLC	201,780	1,674,849
Melrose Industries PLC	324,205	1,386,061
Next PLC	41,182	3,115,454
Pearson PLC	208,270	4,262,593
Persimmon PLC[a]	77,762	1,457,133
Petrofac Ltd.	66,611	1,325,941
Prudential PLC	655,785	11,602,345
Randgold Resources Ltd.	22,656	1,638,382
Reckitt Benckiser Group PLC	165,436	11,735,362
Reed Elsevier PLC	305,443	3,931,437
Rexam PLC	72,806	542,837
Rolls-Royce Holdings PLC[a]	482,502	8,595,090
Royal Bank of Scotland Group PLC[a]	542,210	2,610,727
SABMiller PLC	245,145	11,969,052

Security	Shares	Value

Sage Group PLC (The)	285,951	$1,519,473
Schroders PLC	26,432	983,773
Serco Group PLC	126,791	1,205,229
Severn Trent PLC	39,648	1,065,721
Shire PLC	142,485	5,188,664
Smith & Nephew PLC	233,109	2,772,461
Smiths Group PLC	101,598	2,133,282
Standard Chartered PLC	617,789	14,278,449
Tate & Lyle PLC	117,823	1,498,668
Travis Perkins PLC	62,481	1,612,208
Tullow Oil PLC	232,519	3,659,057
Unilever PLC	327,804	13,264,053
Vedanta Resources PLC	15,104	266,309
Weir Group PLC (The)	54,988	1,791,504
Whitbread PLC	46,079	2,256,415
William Hill PLC	143,842	1,060,918
Wm Morrison Supermarkets PLC	560,146	2,455,064
Wolseley PLC	70,859	3,379,615
WPP PLC	324,441	5,823,725

		302,944,846

TOTAL COMMON STOCKS
(Cost: $1,154,621,918)		1,511,471,301

PREFERRED STOCKS — 0.46%

GERMANY — 0.46%
Fuchs Petrolub AG	9,027	675,919
Henkel AG & Co. KGaA	45,312	4,430,738
Porsche Automobil Holding SE	14,573	1,239,223
ProSiebenSat.1 Media AG	17,110	700,670

		7,046,550

TOTAL PREFERRED STOCKS
(Cost: $4,195,320)		7,046,550

RIGHTS — 0.00%

SPAIN — 0.00%
Zardoya Otis SAa	17,818	10,126

		10,126

TOTAL RIGHTS
(Cost: $10,665)		10,126

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2013

Security	Shares	Value

SHORT-TERM INVESTMENTS — 0.61%

MONEY MARKET FUNDS — 0.61%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[c,d,e]	8,436,221	$8,436,221
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	540,206	540,206
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	226,314	226,314

		9,202,741

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,202,741)		9,202,741

TOTAL INVESTMENTS IN SECURITIES — 100.38%
(Cost: $1,168,030,644)		1,527,730,718
Other Assets, Less Liabilities — (0.38)%		(5,725,452)

NET ASSETS — 100.00%		$1,522,005,266

FDR — Fiduciary Depositary Receipts

SDR — Swedish Depositary Receipts

SP ADR — Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE VALUE ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 98.72%

AUSTRALIA — 7.80%
AGL Energy Ltd.	188,800	$2,465,332
AMP Ltd.	1,003,400	4,070,267
APA Group	144,500	778,089
ASX Ltd.	40,400	1,258,117
Australia and New Zealand Banking Group Ltd.	935,300	24,980,102
Bendigo and Adelaide Bank Ltd.	141,500	1,356,245
BGP Holdings PLC[a,b]	2,256,851	30
CFS Retail Property Trust Group	725,400	1,334,571
Commonwealth Bank of Australia	356,600	23,749,480
Dexus Property Group	1,642,200	1,547,482
Federation Centres	492,900	1,035,107
Goodman Group	586,000	2,482,275
GPT Group	577,400	1,896,567
Incitec Pivot Ltd.	541,200	1,277,391
Leighton Holdings Ltd.	28,000	415,125
Lend Lease Group	187,700	1,477,319
Macquarie Group Ltd.	52,200	2,056,110
Metcash Ltd.	304,900	944,032
Mirvac Group	1,259,000	1,853,019
National Australia Bank Ltd.	798,400	22,377,051
Newcrest Mining Ltd.	91,800	1,007,580
Origin Energy Ltd.	373,200	4,002,394
QBE Insurance Group Ltd.	203,900	3,002,867
SP AusNet	603,700	639,313
Stockland Corp. Ltd.	751,300	2,413,830
Suncorp Group Ltd.	154,700	1,779,872
Sydney Airport	38,100	122,752
Tabcorp Holdings Ltd.	261,900	768,588
Tatts Group Ltd.	485,300	1,389,349
Telstra Corp. Ltd.	1,480,300	6,629,193
Toll Holdings Ltd.	154,600	739,515
Westfield Group	718,200	7,231,837
Westfield Retail Trust	1,039,100	2,806,947
Westpac Banking Corp.	1,057,800	29,324,581

		159,212,329
AUSTRIA — 0.31%
IMMOFINANZ AGa	321,500	1,313,583
IMMOFINANZ AG Escrow[a,b]	269,008	4
OMV AG	32,300	1,426,721
Raiffeisen International Bank Holding AGc	16,700	506,590

Security	Shares	Value

Telekom Austria AG	75,800	$525,902
Verbund AG	21,400	421,267
Vienna Insurance Group AG	13,600	702,034
Voestalpine AG	38,200	1,461,609

		6,357,710
BELGIUM — 0.44%
Ageas	78,700	3,144,982
Belgacom SA	53,500	1,308,912
Delhaize Brothers and Co. “The Lion” (Delhaize Group)	34,500	2,260,993
Groupe Bruxelles Lambert SA	28,700	2,331,146

		9,046,033
DENMARK — 0.33%
A.P. Moeller-Maersk A/S Class A	200	1,479,027
A.P. Moeller-Maersk A/S Class B	400	3,131,891
TDC A/S	247,400	2,160,922

		6,771,840
FINLAND — 1.06%
Elisa OYJ	48,400	1,037,928
Fortum OYJ	149,900	2,955,815
Kesko OYJ Class B	21,800	683,442
Metso OYJ	43,500	1,528,947
Nokia OYJ[a,c]	1,275,100	4,994,768
Orion OYJ Class B	33,200	810,716
Sampo OYJ Class A	143,600	6,284,789
Stora Enso OYJ Class R	188,200	1,393,200
UPM-Kymmene OYJ	181,500	2,020,825

		21,710,430
FRANCE — 10.89%
Accor SA	35,000	1,318,024
ALSTOM	37,000	1,248,896
ArcelorMittal	343,800	4,518,128
Arkema SA	10,900	1,090,583
AXA SA	610,400	13,434,365
BNP Paribas SA	339,600	21,931,366
Bouygues SA	66,200	1,931,244
Cap Gemini SA	49,400	2,699,267
Carrefour SA	205,200	6,285,995
CNP Assurances SA	55,300	934,031
Compagnie de Saint-Gobain	135,800	6,284,224
Compagnie Generale des Etablissements Michelin Class B	40,400	4,049,136
Credit Agricole SAa	343,100	3,270,192

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2013

Security	Shares	Value

Electricite de France SA	81,600	$2,389,716
Eurazeo	11,023	707,035
Fonciere des Regions	9,100	743,856
GDF Suez	450,700	9,437,747
Gecina SA	7,500	918,408
Icade	12,200	1,098,831
Imerys SA	12,200	804,319
Kering SA	9,105	2,080,702
Klepierre	33,900	1,467,010
Lagardere SCA	38,700	1,222,259
Natixis	317,100	1,614,770
Orange	632,300	6,203,802
Renault SA	65,400	5,138,406
Rexel SA	52,300	1,266,358
Sanofi	406,900	43,316,031
SCOR SE	51,000	1,626,982
Societe Generale	239,300	9,600,954
STMicroelectronics NV	110,500	948,006
Suez Environnement SA	96,900	1,370,965
Thales SA	31,300	1,610,516
Total SA	724,500	38,577,301
Vallourec SA	18,300	1,078,176
Veolia Environnement	115,900	1,552,060
Vinci SA	157,600	8,494,236
Vivendi SA	404,600	8,628,206
Wendel	11,300	1,303,609

		222,195,712
GERMANY — 9.45%
Allianz SE Registered	155,300	24,168,414
Axel Springer AG	14,000	728,724
BASF SE	313,200	27,722,740
Bayerische Motoren Werke AG	113,400	11,081,051
Celesio AG	29,900	674,946
Commerzbank AGa	337,397	2,879,825
Daimler AG Registered	328,000	22,743,631
Deutsche Bank AG Registered	347,600	15,649,217
Deutsche Boerse AG	65,500	4,625,287
Deutsche Post AG Registered	307,400	8,600,377
Deutsche Telekom AG Registered	957,000	11,624,845
E.ON SE	612,600	10,375,440
Hannover Rueckversicherung AG Registered	10,200	757,114
HeidelbergCement AG	47,900	3,672,496
Infineon Technologies AG	189,500	1,669,298

Security	Shares	Value

K+S AG Registered	58,100	$1,429,169
METRO AG	44,000	1,514,094
Muenchener Rueckversicherungs-Gesellschaft AG Registered	21,400	4,239,666
Osram Licht AGa	27,000	1,050,462
RWE AG	165,200	4,960,846
Siemens AG Registered	270,500	29,564,392
Telefonica Deutschland Holding AG	92,800	633,867
Volkswagen AG	10,400	2,363,520

		192,729,421
GREECE — 0.07%
Hellenic Telecommunications Organization SAa	81,968	740,120
OPAP SA	74,354	666,434

		1,406,554
HONG KONG — 2.80%
Bank of East Asia Ltd. (The)	440,000	1,650,989
BOC Hong Kong (Holdings) Ltd.	1,250,000	3,924,710
Cheung Kong (Holdings) Ltd.[c]	500,000	7,027,407
First Pacific Co. Ltd.	800,000	904,666
Hang Seng Bank Ltd.	260,000	3,979,446
Henderson Land Development Co. Ltd.[c]	328,200	2,048,248
HKT Trust and HKT Ltd.	300,000	293,604
Hong Kong Exchanges and Clearing Ltd.	125,400	1,948,423
Hopewell Holdings Ltd.	200,000	634,401
Hutchison Whampoa Ltd.[c]	732,000	8,263,534
Hysan Development Co. Ltd.[c]	200,000	849,736
Kerry Properties Ltd.	200,000	822,658
Link REIT (The)	250,000	1,223,349
MTR Corp. Ltd.	450,000	1,674,006
New World Development Co. Ltd.	1,300,000	1,900,881
NWS Holdings Ltd.	500,000	767,212
PCCW Ltd.	1,300,000	591,721
Power Assets Holdings Ltd.	500,000	4,490,448
Shangri-La Asia Ltd.	200,000	314,621
Sino Land Co. Ltd.	1,000,000	1,413,218
Sun Hung Kai Properties Ltd.	545,000	7,273,366
Swire Pacific Ltd. Class A	250,000	2,949,577
Wheelock and Co. Ltd.	300,000	1,562,792

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2013

Security	Shares	Value

Yue Yuen Industrial (Holdings) Ltd.	250,000	$688,235

		57,197,248
IRELAND — 0.32%
CRH PLC	252,600	5,299,556
Elan Corp. PLC[a]	78,000	1,199,368

		6,498,924
ISRAEL — 0.49%
Bank Hapoalim BM	128,100	614,023
Bezeq The Israel Telecommunication Corp. Ltd.	661,100	1,067,912
Delek Group Ltd. (The)	900	254,090
Israel Chemicals Ltd.	54,000	431,600
Israel Corp. Ltd. (The)[a]	300	141,021
Teva Pharmaceutical Industries Ltd.	187,800	7,441,799

		9,950,445
ITALY — 2.57%
Atlantia SpA	112,400	2,128,310
Banca Monte dei Paschi di Siena SpA[a,c]	2,276,400	620,866
Enel Green Power SpA	398,200	883,541
Enel SpA	2,234,500	7,429,572
Eni SpA	867,600	19,135,431
Exor SpA	22,700	745,115
Fiat SpA[a]	105,900	842,310
Finmeccanica SpA[a]	139,600	728,125
Intesa Sanpaolo SpA	3,984,500	7,544,708
Mediobanca SpA	175,500	1,075,236
Pirelli & C. SpA	40,600	532,638
Saipem SpA	32,300	688,378
Snam SpA	681,600	3,211,163
Telecom Italia SpA	3,430,900	2,316,584
Telecom Italia SpA RNC	2,034,100	1,064,456
Terna SpA	498,900	2,219,256
Unione di Banche Italiane SpA	293,800	1,245,271

		52,410,960
JAPAN — 21.38%
Acom Co. Ltd.[a]	7,000	214,936
AEON Co. Ltd.	200,000	2,741,091
Air Water Inc.	50,000	731,025
Aisin Seiki Co. Ltd.	40,000	1,582,024
Alfresa Holdings Corp.	10,000	494,637
Amada Co. Ltd.	100,000	716,791

Security	Shares	Value

ANA Holdings Inc.[c]	400,000	$821,514
Aozora Bank Ltd.	300,000	924,203
Asahi Glass Co. Ltd.	330,000	2,130,547
Asahi Group Holdings Ltd.	130,000	3,303,035
Asahi Kasei Corp.	300,000	1,894,159
Bank of Kyoto Ltd. (The)	100,000	797,112
Bank of Yokohama Ltd. (The)	400,000	2,187,992
Brother Industries Ltd.	80,000	886,584
Canon Inc.	380,000	11,687,255
Casio Computer Co. Ltd.	60,000	533,781
Central Japan Railway Co.	50,000	6,110,518
Chiba Bank Ltd. (The)	300,000	2,071,069
Chubu Electric Power Co. Inc.	220,000	3,042,042
Chugoku Bank Ltd. (The)	51,000	660,607
Chugoku Electric Power Co. Inc. (The)	100,000	1,465,101
Coca-Cola West Co. Ltd.	20,000	387,169
Cosmo Oil Co. Ltd.[a]	200,000	370,088
Dai Nippon Printing Co. Ltd.	200,000	1,777,235
Daicel Corp.	100,000	859,133
Daido Steel Co. Ltd.	100,000	578,517
Daihatsu Motor Co. Ltd.	100,000	2,192,059
Daito Trust Construction Co. Ltd.	10,000	910,986
Dena Co. Ltd.[c]	10,000	189,213
Eisai Co. Ltd.	90,000	3,792,893
Electric Power Development Co. Ltd.	40,020	1,320,369
Fuji Electric Co. Ltd.	200,000	746,276
FUJIFILM Holdings Corp.	160,000	3,502,415
Fujitsu Ltd.	300,000	1,146,866
Fukuoka Financial Group Inc.	200,000	898,785
Gree Inc.[a],c	20,000	161,456
Gunma Bank Ltd. (The)	100,000	564,282
Hachijuni Bank Ltd. (The)	100,000	585,634
Hankyu Hanshin Holdings Inc.	200,000	1,140,766
Hiroshima Bank Ltd. (The)	200,000	829,648
Hitachi Chemical Co. Ltd.	40,000	671,445
Hitachi Construction Machinery Co. Ltd.	40,000	786,945
Hitachi High-Technologies Corp.	10,000	217,783
Hitachi Ltd.	600,000	4,014,031
Hokkaido Electric Power Co. Inc.[a]	20,000	260,485
Hokuhoku Financial Group Inc.	300,000	564,282
Hokuriku Electric Power Co.	20,000	287,733

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2013

Security	Shares	Value

Honda Motor Co. Ltd.	270,000	$9,964,923
Hoya Corp.	150,000	3,224,035
IBIDEN Co. Ltd.	40,000	595,394
Idemitsu Kosan Co. Ltd.	10,000	830,664
INPEX Corp.	800	3,489,401
Isuzu Motors Ltd.	400,000	2,834,630
ITOCHU Corp.	510,000	6,046,058
ITOCHU Techno-Solutions Corp.	10,000	394,998
Iyo Bank Ltd. (The)	100,000	951,655
J. Front Retailing Co. Ltd.	100,000	793,046
Japan Airlines Co. Ltd.	20,000	1,057,394
Japan Petroleum Exploration Co. Ltd.	10,000	428,041
Japan Prime Realty Investment Corp.	200	545,575
Japan Real Estate Investment Corp.	100	1,053,327
Japan Retail Fund Investment Corp.	800	1,569,824
JFE Holdings Inc.	180,000	4,057,343
JGC Corp.	69,000	2,427,330
Joyo Bank Ltd. (The)	200,000	1,073,662
JSR Corp.	60,000	1,080,982
JTEKT Corp.	30,000	376,087
JX Holdings Inc.	770,000	4,078,796
Kajima Corp.	300,000	1,052,310
Kamigumi Co. Ltd.	100,000	826,598
Kaneka Corp.	100,000	675,105
Kansai Electric Power Co. Inc. (The)[a]	120,000	1,464,084
Kawasaki Heavy Industries Ltd.	500,000	1,825,022
KDDI Corp.	120,000	6,600,580
Kikkoman Corp.	18,000	308,922
Kinden Corp.	22,000	213,390
Kobe Steel Ltd.[a]	500,000	787,962
Komatsu Ltd.	320,000	7,118,703
Konami Corp.	30,000	662,498
Konica Minolta Holdings Inc.	150,000	1,224,645
Kuraray Co. Ltd.	110,000	1,497,534
Kurita Water Industries Ltd.	40,000	813,380
Kyocera Corp.	60,000	6,069,849
Kyowa Hakko Kirin Co. Ltd.	100,000	994,357
Kyushu Electric Power Co. Inc.[a]	70,000	971,481
LIXIL Group Corp.	30,000	702,150
Makita Corp.	20,000	1,039,093

Security	Shares	Value

Marubeni Corp.	600,000	$4,160,439
Marui Group Co. Ltd.	40,000	388,389
Maruichi Steel Tube Ltd.	20,000	479,691
Medipal Holdings Corp.	40,000	494,535
Meiji Holdings Co. Ltd.	20,000	935,387
Mitsubishi Chemical Holdings Corp.	500,000	2,343,551
Mitsubishi Corp.	480,000	8,730,822
Mitsubishi Gas Chemical Co. Inc.	100,000	738,142
Mitsubishi Materials Corp.	300,000	1,055,361
Mitsubishi Tanabe Pharma Corp.	80,000	1,074,475
Mitsubishi UFJ Financial Group Inc.	4,330,000	26,458,543
Mitsubishi UFJ Lease & Finance Co. Ltd.	200,000	1,024,859
Mitsui & Co. Ltd.	590,000	7,888,262
Mitsui Chemicals Inc.	300,000	692,390
Mitsui O.S.K. Lines Ltd.[a]	400,000	1,537,288
Mizuho Financial Group Inc.	7,800,000	16,098,826
MS&AD Insurance Group Holdings Inc.	170,008	4,393,883
Namco Bandai Holdings Inc.	60,000	967,516
NEC Corp.	781,000	1,762,818
NGK Insulators Ltd.	100,000	1,331,910
NGK Spark Plug Co. Ltd.	38,000	752,621
NHK Spring Co. Ltd.	20,000	231,407
Nikon Corp.	110,000	2,291,597
Nippon Building Fund Inc.	200	2,169,691
Nippon Electric Glass Co. Ltd.	111,000	594,754
Nippon Express Co. Ltd.	300,000	1,412,231
Nippon Prologis REIT Inc.	100	864,216
Nippon Steel & Sumitomo Metal Corp.	2,600,000	7,533,933
Nippon Telegraph and Telephone Corp.	150,000	7,526,308
Nippon Yusen K.K.	500,000	1,382,746
Nishi-Nippon City Bank Ltd. (The)	200,000	514,463
Nissan Motor Co. Ltd.	840,000	8,771,084
Nisshin Seifun Group Inc.	50,000	577,500
NOK Corp.	20,000	317,625
Nomura Real Estate Holdings Inc.	30,000	696,355
Nomura Real Estate Office Fund Inc.	100	435,667

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2013

Security	Shares	Value

Nomura Research Institute Ltd.	30,000	$979,106
NSK Ltd.	146,000	1,362,696
NTT Data Corp.	400	1,431,549
NTT DOCOMO Inc.	5,100	7,752,021
Obayashi Corp.	200,000	1,065,528
Oji Holdings Corp.	200,000	849,982
Ono Pharmaceutical Co. Ltd.	20,000	1,279,040
ORIX Corp.	370,000	5,473,540
Osaka Gas Co. Ltd.	700,000	2,953,586
Otsuka Holdings Co. Ltd.	120,000	3,861,522
Panasonic Corp.[a]	380,000	3,287,886
Resona Holdings Inc.	650,000	3,218,443
Ricoh Co. Ltd.	206,000	2,308,088
Rohm Co. Ltd.	30,000	1,156,016
Sankyo Co. Ltd.	20,000	880,484
Sekisui Chemical Co. Ltd.	100,000	1,000,458
Sekisui House Ltd.	100,000	1,288,191
Seven & I Holdings Co. Ltd.	130,000	4,890,448
Sharp Corp.[a]	200,000	821,514
Shimadzu Corp.	100,000	785,929
Shimizu Corp.	200,000	829,648
Shin-Etsu Chemical Co. Ltd.	50,000	3,111,179
Shinsei Bank Ltd.	200,000	443,292
Shiseido Co. Ltd.	120,000	1,838,646
Shizuoka Bank Ltd. (The)	200,000	2,157,491
Showa Denko K.K.	300,000	402,623
Showa Shell Sekiyu K.K.	20,000	183,824
Sojitz Corp.	450,000	764,069
Sony Corp.	340,000	7,148,798
Sony Financial Holdings Inc.	30,000	491,078
Stanley Electric Co. Ltd.	50,000	965,889
Sumitomo Chemical Co. Ltd.	500,000	1,642,011
Sumitomo Corp.	380,000	5,068,985
Sumitomo Electric Industries Ltd.	260,000	3,502,618
Sumitomo Heavy Industries Ltd.	200,000	927,253
Sumitomo Metal Mining Co. Ltd.	200,000	2,602,816
Sumitomo Mitsui Financial Group Inc.	430,000	19,608,052
Sumitomo Mitsui Trust Holdings Inc.	1,100,050	5,055,387
Suntory Beverage & Food Ltd.[a]	40,000	1,403,081
Suzuki Motor Corp.	120,000	2,868,385
T&D Holdings Inc.	190,000	2,397,336
Taiheiyo Cement Corp.	400,000	1,342,077

Security	Shares	Value

Taisho Pharmaceutical Holdings Co. Ltd.	10,000	$679,172
Takashimaya Co. Ltd.	100,000	981,140
Takeda Pharmaceutical Co. Ltd.	270,000	12,010,066
TDK Corp.	20,000	718,825
Teijin Ltd.	200,000	433,125
Tohoku Electric Power Co. Inc.[a]	80,000	932,134
Tokio Marine Holdings Inc.	230,000	7,331,097
Tokyo Electric Power Co. Inc.[a,c]	490,000	2,984,190
Tokyo Tatemono Co. Ltd.	100,000	828,631
TonenGeneral Sekiyu K.K.	100,000	963,855
Toppan Printing Co. Ltd.	200,000	1,354,278
Toray Industries Inc.	200,000	1,270,906
Toshiba Corp.	1,400,000	6,049,514
Toyo Seikan Kaisha Ltd.	50,000	825,072
Toyoda Gosei Co. Ltd.	20,000	490,061
Toyota Industries Corp.	60,000	2,461,492
Toyota Tsusho Corp.	70,000	1,853,287
Trend Micro Inc.	20,000	662,905
Ube Industries Ltd.	300,000	567,333
United Urban Investment Corp.	700	866,860
West Japan Railway Co.	60,000	2,525,545
Yamada Denki Co. Ltd.	32,000	1,291,648
Yamaguchi Financial Group Inc.	100,000	949,621
Yamaha Corp.	50,000	639,520
Yokogawa Electric Corp.	70,000	903,869

		436,077,341
NETHERLANDS — 2.16%
AEGON NV	605,900	4,662,335
Akzo Nobel NV	52,700	3,201,830
Corio NV	22,500	982,493
Delta Lloyd NV	62,692	1,354,406
ING Groep NV CVA[a]	656,000	6,689,815
Koninklijke Ahold NV	342,100	5,625,980
Koninklijke DSM NV	52,200	3,659,768
Koninklijke KPN NVa	1,104,100	2,904,303
Koninklijke Philips Electronics NV	325,900	10,411,878
Randstad Holding NV	41,100	1,979,149
Wolters Kluwer NV	102,800	2,476,847

		43,948,804
NEW ZEALAND — 0.10%
Contact Energy Ltd.	103,800	443,667
Fletcher Building Ltd.	89,100	576,573
Telecom Corp. of New Zealand Ltd.	586,800	1,050,893

		2,071,133

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2013

Security	Shares	Value

NORWAY — 1.60%
Aker Solutions ASA	56,300	$845,350
DNB ASA	334,900	5,558,025
Gjensidige Forsikring ASA	70,300	1,084,684
Norsk Hydro ASA	317,200	1,343,556
Orkla ASA	264,400	2,039,985
Seadrill Ltd.	125,900	5,383,808
Statoil ASA	380,900	8,231,080
Telenor ASA	239,200	5,278,210
Yara International ASA	63,000	2,818,678

		32,583,376
PORTUGAL — 0.19%
Banco Espirito Santo SA Registered[a]	643,600	623,861
Energias de Portugal SA	684,200	2,425,735
Portugal Telecom SGPS SA Registered[c]	216,100	823,829

		3,873,425
SINGAPORE — 1.69%
Ascendas REIT	714,546	1,290,047
CapitaCommercial Trust[c]	700,000	772,008
CapitaMall Trust Management Ltd.	800,800	1,276,050
ComfortDelGro Corp. Ltd.[c]	700,000	1,098,944
DBS Group Holdings Ltd.	600,000	7,865,301
Golden Agri-Resources Ltd.	2,400,000	989,050
Hutchison Port Holdings Trust[c]	1,800,000	1,332,000
Keppel Land Ltd.	200,000	579,301
Noble Group Ltd.	800,000	562,032
Olam International Ltd.[c]	500,000	665,254
Oversea-Chinese Banking Corp. Ltd.	300,000	2,486,754
Singapore Press Holdings Ltd.[c]	306,000	1,054,468
Singapore Telecommunications Ltd.	2,700,000	8,329,212
United Overseas Bank Ltd.	216,000	3,638,573
UOL Group Ltd.	100,000	547,902
Wilmar International Ltd.	600,000	1,483,575
Yangzijiang Shipbuilding[c]	700,000	513,756

		34,484,227
SPAIN — 4.97%
Abertis Infraestructuras SA	123,600	2,290,326
Acciona SAC	9,100	426,847
Actividades de Construcciones y Servicios SA	50,928	1,460,695

Security	Shares	Value

Amadeus IT Holding SA Class A	45,700	$1,566,829
Banco Bilbao Vizcaya Argentaria SA	1,892,500	17,887,224
Banco de Sabadell SAc	921,000	1,880,897
Banco Popular Espanol SAa	438,000	1,922,183
Banco Santander SA	3,697,600	26,974,765
CaixaBank SA	402,200	1,480,418
Enagas SA	63,923	1,575,376
Ferrovial SA	134,800	2,291,126
Gas Natural SDG SA	119,100	2,419,648
Iberdrola SA	1,651,016	9,098,053
Mapfre SA	265,000	967,671
Red Electrica Corporacion SA	35,696	1,988,622
Repsol SA	290,200	6,932,305
Telefonica SAa	1,396,100	19,863,592
Zardoya Otis SA	28,600	415,843

		101,442,420
SWEDEN — 2.85%
Boliden AB	93,300	1,316,155
Husqvarna AB Class B	139,700	836,588
Investment AB Kinnevik Class B	71,400	2,149,898
Nordea Bank AB	901,400	11,384,900
Ratos AB Class B	67,000	596,100
Scania AB Class B	71,400	1,483,517
Securitas AB Class B	108,500	1,054,970
Skandinaviska Enskilda Banken AB Class A	518,800	5,711,174
Skanska AB Class B	130,500	2,455,897
Svenska Cellulosa AB Class B	100,500	2,652,466
Svenska Handelsbanken AB Class A	170,300	7,712,603
Swedbank AB Class A	308,500	7,419,973
Tele2 AB Class B	106,300	1,358,046
Telefonaktiebolaget LM Ericsson Class B	520,500	6,136,037
TeliaSonera AB	811,500	5,860,371

		58,128,695
SWITZERLAND — 3.53%
Adecco SA Registered	45,400	2,870,634
Baloise Holding AG Registered	15,600	1,689,028
Banque Cantonale Vaudoise Registered	1,100	565,894
Julius Baer Group Ltd.	27,100	1,226,157
Lonza Group AG Registered	18,400	1,409,977
Novartis AG Registered	391,600	28,069,268

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2013

Security	Shares	Value

Pargesa Holding SA Bearer	9,200	$655,976
Swiss Life Holding AG Registered[a]	11,100	1,985,492
Swiss Prime Site AG Registered	18,500	1,355,917
Swiss Re AGa	119,600	9,486,649
Swisscom AG Registered	7,800	3,471,237
Transocean Ltd.	122,000	5,747,124
Zurich Insurance Group AGa	50,400	13,511,962

		72,045,315
UNITED KINGDOM — 23.72%
3i Group PLC	171,500	996,850
Admiral Group PLC	24,000	510,484
Anglo American PLC	474,000	10,117,994
Antofagasta PLC	131,700	1,761,034
AstraZeneca PLC	424,300	21,452,717
Aviva PLC	1,007,500	5,674,365
BAE Systems PLC	1,112,500	7,520,573
Barclays PLC	4,162,100	18,166,347
BHP Billiton PLC	718,100	20,456,208
BP PLC	6,514,700	44,894,125
British Land Co. PLC	324,000	2,934,921
Capital Shopping Centres Group PLC	235,300	1,200,741
Carnival PLC	61,500	2,371,018
Centrica PLC	1,160,800	6,880,937
Direct Line Insurance Group PLC	251,100	863,382
Glencore International PLC	2,209,400	9,295,029
Hammerson PLC	250,614	2,011,800
HSBC Holdings PLC	6,301,600	71,441,361
ICAP PLC	190,400	1,174,252
Imperial Tobacco Group PLC	332,200	11,110,115
Investec PLC	199,300	1,327,339
J Sainsbury PLC	424,800	2,534,854
Kingfisher PLC	813,400	4,901,790
Land Securities Group PLC	269,100	3,871,625
Legal & General Group PLC	1,977,700	5,783,704
Lloyds Banking Group PLC[a]	15,555,600	16,147,323
London Stock Exchange Group PLC	17,200	410,437
Marks & Spencer Group PLC	553,500	4,040,428
National Grid PLC	1,249,600	14,899,894
Old Mutual PLC	1,690,700	4,977,706
Resolution Ltd.	497,900	2,444,176
Rexam PLC	158,900	1,184,748
Rio Tinto PLC	431,800	19,344,324

Security	Shares	Value

Royal Dutch Shell PLC Class A	1,292,500	$43,853,480
Royal Dutch Shell PLC Class B	881,300	30,990,713
RSA Insurance Group PLC	1,251,000	2,370,723
SEGRO PLC	261,200	1,230,744
Severn Trent PLC	30,400	817,139
SSE PLC	329,000	7,855,790
Standard Life PLC	812,600	4,672,756
Tesco PLC	2,739,500	15,254,770
TUI Travel PLC	160,600	930,571
United Utilities Group PLC	237,400	2,596,752
Vedanta Resources PLC	8,700	153,395
Vodafone Group PLC	16,660,800	49,885,735
William Hill PLC	89,500	660,115

		483,975,284

TOTAL COMMON STOCKS
(Cost: $1,901,878,472)		2,014,117,626

PREFERRED STOCKS — 0.83%

GERMANY — 0.83%
Bayerische Motoren Werke AG	18,200	1,381,137
Porsche Automobil Holding SE	34,000	2,891,208
ProSiebenSat.1 Media AG	13,100	536,457
RWE AG NVS[c]	14,600	437,750
Volkswagen AG	49,300	11,694,967

		16,941,519

TOTAL PREFERRED STOCKS
(Cost: $14,781,612)		16,941,519

RIGHTS — 0.04%

HONG KONG — 0.00%
New Hotel[a]	15,275	—

		—
SPAIN — 0.04%
Banco Santander SAa	3,586,672	785,823
CaixaBank SAa	398,178	28,022
Zardoya Otis SAa	27,742	15,766

		829,611

TOTAL RIGHTS
(Cost: $741,772)		829,611

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2013

Security	Shares	Value

SHORT-TERM INVESTMENTS — 1.16%

MONEY MARKET FUNDS — 1.16%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[d,e,f]	21,210,798	$21,210,798
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	1,358,215	1,358,215
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	1,034,493	1,034,493

		23,603,506

TOTAL SHORT-TERM INVESTMENTS
(Cost: $23,603,506)		23,603,506

TOTAL INVESTMENTS IN SECURITIES — 100.75%
(Cost: $1,941,005,362)		2,055,492,262
Other Assets, Less Liabilities — (0.75)%		(15,311,035)

NET ASSETS — 100.00%		$2,040,181,227

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.47%

AUSTRALIA — 6.65%
Abacus Property Group	260,944	$517,547
Acrux Ltd.	266,063	804,683
Adelaide Brighton Ltd.	973,316	2,865,089
AET&D Holdings No. 1 Pty Ltd.[a,b]	169,200	2
Ainsworth Game Technology Ltd.	123,464	398,890
Ansell Ltd.	256,932	4,275,021
APN News & Media Ltd.	1,263,113	334,406
Aquarius Platinum Ltd.[b,c]	740,930	535,283
Aquila Resources Ltd.[b,c]	231,929	435,022
ARB Corp. Ltd.	76,372	926,662
Ardent Leisure Group	496,540	793,203
Aristocrat Leisure Ltd.	471,164	1,835,153
Arrium Ltd.	2,070,096	1,848,519
Aspen Group Ltd.	2,430,484	392,623
Astro Japan Property Trust	186,416	583,874
Atlas Iron Ltd.	1,100,440	804,886
Aurora Oil and Gas Ltd.[b,c]	474,092	1,374,281
Ausdrill Ltd.	367,072	355,783
Ausenco Ltd.	164,456	225,076
Austin Engineering Ltd.	82,396	305,398
Australand Property Group	185,196	573,404
Australian Agricultural Co. Ltd.[b]	480,192	495,591
Automotive Holdings Group	232,044	789,260
AWE Ltd.[b]	960,140	1,163,265
Bank of Queensland Ltd.	326,799	2,792,081
Beach Energy Ltd.	1,893,684	2,277,313
Beadell Resources Ltd.[b,c]	841,556	566,441
Billabong International Ltd.[b]	748,290	271,979
BlueScope Steel Ltd.[b]	757,520	3,650,722
Boart Longyear Ltd.	699,704	323,394
Bradken Ltd.	252,648	1,117,823
Breville Group Ltd.	84,424	571,278
Buru Energy Ltd.[b,c]	236,192	368,829
BWP Trust	597,556	1,319,241
Cabcharge Australia Ltd.	135,324	525,864
Cardno Ltd.	171,909	843,910
carsales.com Ltd.	236,924	2,115,643
Challenger Diversified Property Group	187,148	419,890
Challenger Ltd.	680,926	2,609,385
Charter Hall Retail REIT	417,542	1,446,431
Clough Ltd.	329,644	423,050

Security	Shares	Value

Commonwealth Property Office Fund	2,464,156	$2,554,233
Credit Corp. Group Ltd.	60,512	521,342
CSR Ltd.	461,492	907,024
Cudeco Ltd.[b,c]	164,100	231,216
David Jones Ltd.	855,814	2,073,736
Decmil Group Ltd.	236,925	446,520
Discovery Metals Ltd.[b,c]	1,092,632	156,893
Downer EDI Ltd.	601,163	2,033,967
Drillsearch Energy Ltd.[b]	515,572	633,899
DUET Group	1,918,084	3,718,191
DuluxGroup Ltd.	380,152	1,521,607
Emeco Holdings Ltd.	1,228,654	275,664
Energy Resources of Australia Ltd.[b,c]	529,742	696,486
Energy World Corp. Ltd.[b,c]	1,384,097	745,295
Envestra Ltd.	1,536,552	1,530,667
Evolution Mining Ltd.[b]	638,549	498,567
Fairfax Media Ltd.[c]	2,283,108	983,508
FKP Property Group	259,860	350,983
Fleetwood Corp. Ltd.[c]	84,099	300,389
FlexiGroup Ltd.	195,338	797,643
Forge Group Ltd.	98,754	390,844
G.U.D Holdings Ltd.[c]	104,676	602,165
Gindalbie Metals Ltd.[b,c]	1,922,964	284,751
Goodman Fielder Ltd.[b]	2,216,984	1,522,069
GrainCorp Ltd. Class A	295,484	3,280,303
Grange Resources Ltd.	1,464,549	243,157
GWA Group Ltd.	237,168	523,602
Hills Industries Ltd.	369,001	404,015
Horizon Oil Ltd.[b,c]	1,876,039	622,951
iiNET Ltd.	209,475	1,139,240
Imdex Ltd.	387,716	264,446
Independence Group NL	302,409	879,326
Indophil Resources NLb	1,150,948	222,077
Infigen Energy[b]	2,122,155	580,881
Investa Office Fund	1,025,583	2,715,208
Invocare Ltd.	136,640	1,427,385
IOOF Holdings Ltd.	391,376	2,901,246
Iress Ltd.	93,452	694,431
JB Hi-Fi Ltd.[c]	174,460	2,909,055
Kagara Ltd.[a,b,c]	901,138	8
Karoon Gas Australia Ltd.[b,c]	242,649	1,232,552
Linc Energy Ltd.[b,c]	607,804	883,668
Lynas Corp. Ltd.[b,c]	2,611,288	949,118

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

M2 Telecommunications Group Ltd.	193,980	$1,089,787
MACA Ltd.	188,612	347,003
Macmahon Holdings Ltd.	3,437,540	447,328
Macquarie Atlas Roads Group	264,008	533,102
Maverick Drilling & Exploration Ltd.[b,c]	423,584	150,157
McMillan Shakespeare Ltd.	58,560	427,270
Medusa Mining Ltd.	229,116	474,983
Mermaid Marine Australia Ltd.	154,209	543,892
Mesoblast Ltd.[b,c]	203,984	1,074,594
Metals X Ltd.[b]	2,102,304	184,898
Miclyn Express Offshore Ltd.[c]	180,946	315,037
Mineral Deposits Ltd.[b]	132,248	255,175
Mineral Resources Ltd.	116,144	990,218
Monadelphous Group Ltd.[c]	79,300	1,171,422
Mount Gibson Iron Ltd.	1,141,204	573,537
Myer Holdings Ltd.	775,920	1,866,217
Navitas Ltd.	185,440	998,539
Northern Star Resources Ltd.	558,028	433,194
NRW Holdings Ltd.	408,295	357,264
Nufarm Ltd.	177,531	716,963
OM Holdings Ltd.[b]	733,708	233,756
OrotonGroup Ltd.	73,200	490,072
OZ Minerals Ltd.	302,072	1,103,355
Pacific Brands Ltd.	1,748,274	1,294,416
Paladin Energy Ltd.[b,c]	954,772	856,860
PanAust Ltd.	677,998	1,192,600
Papillon Resources Ltd.[b,c]	388,703	376,749
Perpetual Ltd.	39,218	1,404,328
Platinum Asset Management Ltd.	115,199	654,429
Premier Investments Ltd.	109,800	764,671
Primary Health Care Ltd.	637,992	2,908,635
Programmed Maintenance Services Ltd.	243,268	537,069
Qube Logistics Holdings Ltd.	296,460	470,923
Red Fork Energy Ltd.[b]	531,433	209,851
Regis Resources Ltd.[b]	467,260	1,484,473
Reject Shop Ltd. (The)	48,068	706,611
Resolute Mining Ltd.	801,457	586,203
Roc Oil Co. Ltd.[b,c]	1,980,680	888,781
SAI Global Ltd.	300,701	1,022,785
Sandfire Resources NLb,c	97,600	479,123
Senex Energy Ltd.[b,c]	1,113,269	759,319
Seven West Media Ltd.	832,528	1,598,906

Security	Shares	Value

Sigma Pharmaceuticals Ltd.	2,526,038	$1,496,216
Silex Systems Ltd.[b]	212,647	498,093
Silver Lake Resources Ltd.[b]	524,356	381,173
Sims Metal Management Ltd.	182,268	1,472,188
Sirtex Medical Ltd.	77,348	865,617
Skilled Group Ltd.	289,238	768,347
SMS Management & Technology Ltd.	91,256	434,058
Southern Cross Media Group Ltd.	617,564	817,494
Spark Infrastructure Group	1,617,774	2,591,591
St Barbara Ltd.[b]	730,722	324,614
Starpharma Holdings Ltd.[b]	363,922	316,804
STW Communications Group Ltd.	860,938	1,267,144
Sundance Energy Australia Ltd.[b]	466,284	439,390
Sundance Resources Ltd.[b,c]	3,988,762	289,957
Super Retail Group Ltd.	146,644	1,660,864
Tassal Group Ltd.	494,156	1,117,571
Ten Network Holdings Ltd.[b]	2,180,384	538,116
Tiger Resources Ltd.[b]	1,739,720	312,262
TPG Telecom Ltd.	336,071	1,112,930
Transfield Services Ltd.	571,700	456,634
Transpacific Industries Group Ltd.[b]	1,331,931	1,022,017
UGL Ltd.	283,772	1,854,007
UXC Ltd.	405,772	420,605
Western Areas NL	265,331	738,176
Western Desert Resources Ltd.[b,c]	451,400	259,270
Wotif.com Holdings Ltd.	152,744	678,547

		145,034,703
AUSTRIA — 0.88%
Austria Technologie & Systemtechnik AG	20,604	202,457
CA Immobilien Anlagen AGb	59,048	741,102
conwert Immobilien Invest SE	211,060	2,269,794
EVN AG	33,118	424,102
Kapsch TrafficCom AGc	3,360	142,815
Lenzing AG	9,948	753,996
Oesterreichische Post AG	89,798	3,827,549
RHI AG	70,272	2,203,065
S IMMO AG	389,749	2,392,016
Schoeller-Bleckmann Oilfield Equipment AG	20,679	2,436,952
Wienerberger AGc	201,672	2,632,378
Zumtobel AG	93,610	1,147,165

		19,173,391

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

BELGIUM — 1.24%
Ackermans & van Haaren NV	56,852	$5,149,992
Agfa-Gevaert NVb	346,334	689,820
Barco NV	26,601	1,989,696
Bekaert NV	44,652	1,566,769
Cofinimmo SA	28,060	3,204,315
Compagnie Maritime Belge SA	27,999	556,562
Econocom Group SAc	58,804	469,278
Elia System Operator SA	52,704	2,222,661
Euronav SAb,c	39,223	192,704
EVS Broadcast Equipment SA	19,459	1,406,139
Galapagos NVb,c	54,097	1,167,282
Intervest Offices & Warehouses	28,548	697,876
KBC Ancora SCA[b]	35,380	732,878
Nyrstar NVc	170,450	751,422
Recticel SA	54,594	387,836
RHJ International SAb,c	190,642	961,947
SA D’Ieteren NV	25,132	1,138,970
Tessenderlo Chemie NV	76,616	2,070,298
ThromboGenics NVb,c	42,700	1,752,289

		27,108,734
DENMARK — 2.26%
ALK-Abello A/S	24,099	1,983,033
Alm. Brand A/Sb	106,791	357,587
Amagerbanken A/Sa,b	130,550	—
Auriga Industries A/S Class Bb	26,383	756,552
Bang & Olufsen A/S Class Bb,c	114,101	1,087,257
Bavarian Nordic A/Sb	54,097	578,114
Christian Hansen Holding A/S	106,140	3,506,807
D/S Norden A/S	40,438	1,478,657
East Asiatic Co. Ltd. A/Sb,c	66,292	1,062,656
FLSmidth & Co. A/Sc	69,540	3,297,096
Genmab A/Sb	51,657	1,490,504
GN Store Nord A/S	299,876	6,195,675
IC Companys A/S	12,688	320,901
Jyske Bank A/S Registered[b,c]	67,268	2,944,959
NKT Holding A/S	48,729	1,974,503
Pandora A/Sc	91,502	3,645,738
Rockwool International A/S Class B	7,320	1,158,397
Royal Unibrew A/S	16,043	1,543,008
Schouw & Co. A/S	21,655	809,965
SimCorp AS	103,456	3,298,357
Solar Holdings A/S Class B	10,192	469,255
Sydbank A/Sb	108,494	2,421,284
Topdanmark A/Sb	92,304	2,590,990

Security	Shares	Value

United International Enterprises Ltd.	4,148	$721,070
Vestas Wind Systems A/Sb,c	269,620	5,455,309

		49,147,674
FINLAND — 1.40%
Amer Sports OYJ Class A	193,492	3,835,941
Biotie Therapies OYJ[b]	582,672	270,795
Cargotec Corp. OYJ Class B	24,583	871,556
Caverion Corp.[b]	194,956	1,082,087
Citycon OYJ	844,972	2,670,351
HKScan OYJ Class A	38,976	189,938
Huhtamaki OYJ	173,510	3,308,476
Kemira OYJ	60,685	940,376
Konecranes OYJ	82,960	2,430,096
Metsa Board OYJ Class B	135,664	459,361
Outokumpu OYJ[b,c]	1,149,240	712,651
Outotec OYJ[c]	280,112	3,394,014
Poyry OYJ[b]	42,148	211,440
Ramirent OYJ	72,636	678,042
Rautaruukki OYJ	51,484	301,481
Sponda OYJ	132,981	681,594
Stockmann OYJ Abp Class B	26,779	405,367
Talvivaara Mining Co. PLC[b,c]	1,672,553	267,618
Technopolis OYJ	110,045	704,314
Tieto OYJ	118,828	2,264,226
Uponor OYJ	129,808	2,251,094
YIT OYJ	194,956	2,643,087

		30,573,905
FRANCE — 4.15%
Air France-KLM[b]	164,212	1,327,046
Alcatel-Lucent[b,c]	3,202,988	8,063,855
ALTEN	13,908	517,097
Altran Technologies SAb	259,860	1,856,397
Aperam	65,316	804,680
Artprice.com[b,c]	5,800	143,403
Beneteau SAb	123,148	1,645,032
BOURBON SA	81,780	2,216,354
Club Mediterranee SAb,c	68,320	1,579,413
Compagnie Plastic Omnium SA	19,032	1,295,930
Derichebourg[b]	292,410	1,007,578
Eiffage SA	37,576	2,011,030
Etablissements Maurel et Prom	139,080	2,266,915
Euler Hermes SA	7,320	817,829
Eurofins Scientific SA	15,616	3,421,392
Faurecia[b,c]	46,538	1,226,332

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

GameLoft SAb,c	78,080	$631,402
Groupe Steria SCA	70,760	995,962
Haulotte Group[b]	105,322	934,210
Havas SA	594,384	4,490,060
Ingenico SA	60,524	4,517,418
Ipsen SA	17,263	692,265
Ipsos SA	34,160	1,212,456
Jacquet Metal Service SA	76,540	965,520
M6-Metropole Television	32,696	642,765
Maurel & Prom Nigeria	175,325	821,803
Medica SA	33,916	695,796
Neopost SAc	38,308	2,753,955
Nexans SA	42,146	2,242,460
Nexity	53,853	2,125,954
Orco Property Group[b]	166,164	505,268
Orpea SA	69,784	3,289,526
PagesJaunes Groupe SAb	154,530	336,516
Parrot SAb	15,783	423,550
PSA Peugeot Citroen SAb,c	256,200	3,265,874
Rallye SA	6,288	231,491
Rubis SCA	33,916	2,161,698
SA des Ciments Vicat	5,856	393,849
Saft Groupe SA	67,756	1,668,040
SEB SA	42,216	3,509,138
Sechilienne-Sidec	59,465	1,206,518
Societe Television Francaise 1	114,192	1,686,882
Soitec SAb,c	244,673	545,814
Technicolor SA Registered[b]	538,996	2,698,211
Teleperformance SA	102,002	4,930,139
Ubisoft Entertainment SAb	83,448	1,270,950
Valeo SA	98,332	7,784,593
Virbac SA	2,684	534,592

		90,364,958
GERMANY — 5.98%
Aareal Bank AGb	47,824	1,320,865
ADVA Optical Networking SEb	113,369	614,191
AIXTRON SEb,c	144,835	2,280,906
Alstria Office REIT AG	57,097	667,183
Aurubis AG	65,148	3,654,479
Balda AG	98,649	500,386
Bechtle AG	11,713	574,376
Bertrandt AG	13,608	1,561,376
Bilfinger Berger SE	74,420	7,052,684
Borussia Dortmund GmbH & Co. KGaA	164,212	677,696

Security	Shares	Value

Carl Zeiss Meditec AG Bearer	33,428	$1,131,656
CENTROTEC Sustainable AG	21,167	404,876
Colonia Real Estate AGb,c	57,587	359,777
CTS Eventim AG	23,180	1,040,349
Delticom AG	3,604	176,109
Deutsche EuroShop AG	30,988	1,302,933
Deutsche Wohnen AG Bearer	188,368	3,316,651
DEUTZ AGb,c	249,720	1,734,220
Dialog Semiconductor PLC[b,c]	72,881	1,202,430
Draegerwerk AG & Co. KGaA	4,092	451,203
Drillisch AG	50,264	918,051
Duerr AG	29,280	1,952,915
ElringKlinger AG	77,842	2,880,197
Freenet AG	183,133	4,375,902
GAGFAH SAb	155,810	1,798,308
Gerresheimer AG	57,096	3,325,622
Gerry Weber International AG	21,960	981,658
Gesco AG	5,612	536,387
Gildemeister AG	121,756	2,826,865
GSW Immobilien AG	48,556	1,961,332
Heidelberger Druckmaschinen AGb,c	376,072	930,321
Indus Holding AG	17,324	578,082
IVG Immobilien AGb,c	376,610	84,014
Kloeckner & Co. SEb,c	159,226	1,987,003
Kontron AG	181,913	853,408
Krones AG	7,564	636,881
KUKA AG	65,417	2,880,844
KWS Saat AG	2,196	732,926
LEG Immobilien AG	21,228	1,065,491
LEONI AG	63,196	3,145,967
MLP AG	143,866	877,603
MorphoSys AGb	65,890	4,504,966
MTU Aero Engines Holding AG	87,840	7,989,728
Nordex SEb,c	67,590	565,331
NORMA Group AG	37,576	1,596,650
PATRIZIA Immobilien AGb	52,071	570,495
Pfeiffer Vacuum Technology AG	10,004	1,087,147
Prime Office REIT AGb	82,892	368,728
QSC AG	196,792	797,258
R Stahl AG	5,556	268,173
Rational AG	1,952	566,862
Rheinmetall AG	65,636	3,050,853
Rhoen Klinikum AG	142,740	3,445,789
SAF-Holland SAb	52,705	608,864
Salzgitter AG	27,572	1,025,671

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

SGL Carbon SEc	64,172	$2,094,055
Sky Deutschland AGb,c	576,084	4,494,100
Software AG	104,920	3,186,204
Stada Arzneimittel AG	92,232	4,318,914
Stroer Out-Of-Home Media AGb,c	29,709	394,491
Suss Microtec AGb,c	30,500	292,608
Symrise AG	195,444	8,421,436
TAG Immobilien AG	111,508	1,317,787
Tom Tailor Holding AGb	19,764	429,608
TUI AGb	157,868	1,991,438
Vossloh AG	20,740	1,726,734
Wacker Neuson SE	18,300	243,847
Wincor Nixdorf AG	52,959	3,365,241
Wirecard AG	183,732	5,660,071
XING AG	7,996	584,811

		130,321,983
GREECE — 0.65%
Alpha Bank AEb	1,928,147	1,152,131
Bank of Cyprus PLC[a,b]	2,140,177	28
Ellaktor SAb	145,920	426,272
Folli Follie Group[b]	36,720	859,615
Frigoglass SAb	40,080	254,393
Hellenic Exchanges SA	98,550	795,627
Hellenic Petroleum SA	134,028	1,316,971
Intralot SA	164,250	377,312
Jumbo SA	127,216	1,351,390
Marfin Investment Group Holdings SAb	961,200	368,859
Metka SA	31,536	464,814
Motor Oil (Hellas) Corinth Refineries SA	69,600	705,152
Mytilineos Holdings SAb	102,648	592,910
National Bank of Greece SAb,c	468,480	1,636,047
Public Power Corp. SA	152,280	1,575,177
Terna Energy SA	94,657	395,925
Titan Cement Co. SAb	76,800	1,397,111
Viohalco Hellenic Copper and Aluminum Industry SAb	100,800	588,928

		14,258,662
HONG KONG — 2.80%
Bonjour Holdings Ltd.	1,952,000	349,859
Brightoil Petroleum (Holdings) Ltd.[b,c]	2,873,512	500,202
Cafe de Coral Holdings Ltd.[c]	1,464,000	4,757,077
Champion REIT[c]	5,384,000	2,367,326

Security	Shares	Value

China Daye Non-Ferrous Metals Mining Ltd.[b,c]	5,258,000	$122,037
Chow Sang Sang Holdings International Ltd.[c]	244,000	566,319
Citic Telecom International Holdings Ltd.	1,708,000	526,362
CK Life Sciences International (Holdings) Inc.	6,722,000	546,057
CSI Properties Ltd.	12,200,000	503,394
CST Mining Group Ltd.[b]	31,232,000	314,118
Dah Sing Banking Group Ltd.[c]	292,800	339,791
Dickson Concepts International Ltd.	854,000	475,708
Emperor Watch & Jewellery Ltd.[c]	4,880,000	371,253
Esprit Holdings Ltd.[c]	2,596,600	4,232,049
Foxconn International Holdings Ltd.[b]	2,684,000	1,446,630
G-Resources Group Ltd.[b,c]	21,060,000	746,775
Giordano International Ltd.	2,440,000	2,419,440
Great Eagle Holdings Ltd.	244,000	924,987
HKR International Ltd.	780,800	388,621
Hong Kong Television Network Ltd.[c]	976,000	309,588
Hutchison Telecommunications Hong Kong Holdings Ltd.[c]	3,904,000	2,225,003
I.T Ltd.	488,000	130,883
IRC Ltd.[b,c]	1,952,000	203,875
Johnson Electric Holdings Ltd.[c]	3,782,000	2,248,128
K. Wah International Holdings Ltd.[c]	1,708,000	779,632
Lai Sun Development Co. Ltd.[b]	32,940,665	964,177
Luk Fook Holdings International Ltd.[c]	488,000	1,365,457
Man Wah Holdings Ltd.	368,400	413,273
Melco International Development Ltd.[c]	1,464,000	2,952,408
Midland Holdings Ltd.[c]	1,464,000	590,859
Mongolia Energy Corp. Ltd.[b]	6,045,000	183,174
Neo-Neon Holdings Ltd.[b]	1,070,500	186,346
Newocean Energy Holdings Ltd.	1,464,000	787,183
Oriental Press Group Ltd.	2,818,000	330,659
Pacific Andes International Holdings Ltd.	3,306,000	134,280
Pacific Basin Shipping Ltd.	3,172,000	1,713,743
Pacific Textile Holdings Ltd.[c]	488,000	582,679

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

Pico Far East Holdings Ltd.	976,000	$339,791
Prosperity REIT	3,172,000	981,619
Sa Sa International Holdings Ltd.[c]	976,000	972,810
Samson Holding Ltd.	1,897,000	305,757
Shun Tak Holdings Ltd.	1,952,000	838,152
Singamas Container Holdings Ltd.	1,952,000	420,334
SITC International Holdings Co. Ltd.	976,000	314,622
SmarTone Telecommunications Holding Ltd.[c]	488,000	777,744
Stella International Holdings Ltd.	488,000	1,196,820
Techtronic Industries Co. Ltd.[c]	2,074,000	5,075,789
Television Broadcasts Ltd.	414,800	2,813,346
Texwinca Holdings Ltd.	976,000	950,157
Trinity Ltd.[c]	976,000	314,622
Value Partners Group Ltd.[c]	732,000	405,862
VST Holdings Ltd.	1,752,000	293,681
VTech Holdings Ltd.	244,600	3,743,741
Wing Hang Bank Ltd.	122,000	1,131,064
Xinyi Glass Holdings Co. Ltd.[c]	2,440,000	2,236,959

		61,112,222
IRELAND — 1.36%
C&C Group PLC	563,160	3,103,337
DCC PLC	138,842	5,609,595
FBD Holdings PLC	114,101	2,439,296
Glanbia PLC	196,304	2,567,524
Grafton Group PLC Units	381,440	3,104,815
Kingspan Group PLC	111,492	1,565,572
Paddy Power PLC	68,808	5,557,837
Smurfit Kappa Group PLC	279,626	5,643,782

		29,591,758
ISRAEL — 1.18%
Africa Israel Investments Ltd.[b]	67,457	130,038
Africa Israel Properties Ltd.[b]	25,660	327,582
Airport City Ltd.[b]	92,639	686,350
AL-ROV (Israel) Ltd.[b]	11,506	330,007
Alony Hetz Properties & Investments Ltd.	89,304	588,459
Alrov Properties and Lodgings Ltd.[b]	13,365	342,592
Amot Investments Ltd.	150,447	417,442
Avgol Industries 1953 Ltd.	372,173	354,908
Babylon Ltd.	37,088	268,535
Bayside Land Corp. Ltd.	1,464	380,986
Cellcom Israel Ltd.	43,188	483,718

Security	Shares	Value

Clal Industries Ltd.	73,688	$310,196
Clal Insurance Enterprises Holdings Ltd.	9,272	174,157
Delek Automotive Systems Ltd.	23,851	243,108
Discount Investment Corp. Ltd. Registered[b]	115,656	559,568
Electra (Israel) Ltd.	3,604	448,262
EZchip Semiconductor Ltd.[b,c]	30,988	982,697
Frutarom	80,683	1,374,416
Gazit Globe Ltd.	69,052	941,028
Given Imaging Ltd.[b]	21,716	338,419
Hadera Paper Ltd.[b]	7,996	516,566
Harel Insurance Investments & Financial Services Ltd.	9,028	503,428
Israel Discount Bank Ltd. Class Ab	437,492	746,731
Ituran Location and Control Ltd.	56,049	1,010,779
Jerusalem Economy Ltd.	29,225	226,694
Jerusalem Oil Exploration Ltd.[b]	35,071	1,124,965
Koor Industries Ltd.[b]	10,583	172,735
MATRIX IT Ltd.	115,077	585,187
Melisron Ltd.	38,486	952,301
Menorah Mivtachim Holdings Ltd.[b]	34,584	394,436
Migdal Insurance & Financial Holdings Ltd.	162,647	266,887
Naphtha Israel Petroleum Corp. Ltd.[b]	176,058	994,594
Nitsba Holdings (1995) Ltd.[b]	41,020	524,478
Norstar Holdings Inc.	22,875	668,923
Oil Refineries Ltd.[b]	791,536	340,090
Ormat Industries Ltd.[b]	56,537	338,908
Osem Investment Ltd.	47,509	1,060,896
Partner Communications Co. Ltd.	78,004	591,055
Paz Oil Co. Ltd.[b]	4,392	714,272
Plasson Industries Ltd.	16,287	527,923
Property & Building Corp. Ltd.	5,801	337,807
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	31,728	1,637,465
Shikun & Binui Ltd.	243,024	579,034
Shufersal Ltd.	143,615	565,061
Strauss Group Ltd.	41,658	718,987
Tower Semiconductor Ltd.[b]	—	1

		25,782,671
ITALY — 3.32%
A2A SpA	1,285,636	1,113,904
Alerion Cleanpower SpA	86,620	377,260

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

Arnoldo Mondadori Editore SpA[b]	865,086	$1,148,705
Azimut Holding SpA	223,260	5,010,104
Banca Carige SpA[b,c]	987,712	552,156
Banca Generali SpA	65,148	1,639,304
Banca Piccolo Credito Valtellinese Scrl[b]	659,730	800,247
Banca Popolare dell’Emilia Romagna Scrl[b]	420,900	2,509,426
Banca Popolare di Milano Scrl[b,c]	3,752,617	1,841,685
Banca Popolare di Sondrio Scrl	344,606	1,801,970
Banco Popolare Scrl[b]	2,165,256	2,751,505
Beni Stabili SpA	2,163,132	1,399,966
Buzzi Unicem SpA	183,621	2,703,977
Cam Finanziara SpA[b]	585,844	620,775
CIR SpA[b]	1,456,057	1,909,258
Danieli & C. Officine Meccaniche SpA RNC	136,300	2,370,916
Davide Campari-Milano SpA	550,708	4,248,607
De’Longhi SpA	40,748	650,910
DiaSorin SpA	33,184	1,395,047
EI Towers SpA	16,506	613,690
ERG SpA	143,371	1,389,739
Fondiaria-Sai SpA[b]	605,608	1,247,247
Gemina SpA[b]	1,145,824	2,381,120
Gruppo Editoriale L’Espresso SpA[b]	876,793	1,071,110
GTECH SpA	65,148	1,802,801
Hera SpA	1,290,675	2,605,011
Immsi SpA[b]	616,588	356,805
Interpump Group SpA	71,248	704,820
Italcementi SpA	150,306	558,835
Juventus Football Club SpA[b]	2,258,506	589,295
Marr SpA	165,814	2,157,726
Mediaset SpA[b]	911,584	3,977,529
Mediolanum SpA	259,372	1,963,121
Piaggio & C. SpA	133,372	371,197
Recordati SpA	284,260	3,342,361
Reply SpA	16,592	744,230
Salvatore Ferragamo Italia SpA	47,580	1,623,703
Saras SpA[b]	356,333	433,648
Societa Cattolica di Assicurazioni Scrl	131,857	2,950,205
Sogefi SpA	130,455	516,210
Sorin SpA[b]	452,376	1,226,604
Tod’s SpA	12,200	1,982,852

Security	Shares	Value

Unipol Gruppo Finanziario SpA	377,468	$1,442,514
Yoox SpA[b]	55,632	1,457,474

		72,355,569
JAPAN — 27.56%
77 Bank Ltd. (The)	244,000	1,175,904
Access Co. Ltd.[b]	122,000	844,716
Accordia Golf Co. Ltd.	1,464	1,591,191
Achilles Corp.	488,000	615,241
Adeka Corp.	146,400	1,473,601
Aderans Co. Ltd.	24,400	349,298
Advance Residence Investment Corp.	1,708	3,440,138
AEON Delight Co. Ltd.	24,400	443,817
Ai Holdings Corp.	146,400	1,248,839
Aida Engineering Ltd.	97,600	767,066
AIFUL Corp.[b]	219,600	2,051,877
Airport Facilities Co. Ltd.	73,200	430,917
Akebono Brake Industry Co. Ltd.[c]	97,600	463,415
Alpha Systems Inc.	30,400	347,411
Alps Electric Co. Ltd.	292,800	2,194,028
Anritsu Corp.	244,000	3,056,357
AOC Holdings Inc.	97,600	316,551
Aoyama Trading Co. Ltd.	73,200	1,822,651
Arcs Co. Ltd.	24,400	448,034
Arnest One Corp.	48,800	920,876
Asahi Diamond Industrial Co. Ltd.	73,200	753,918
Asahi Holdings Inc.	48,800	862,329
Atsugi Co. Ltd.	488,000	525,932
Autobacs Seven Co. Ltd.	97,600	1,426,962
Avex Group Holdings Inc.	48,800	1,667,104
Awa Bank Ltd. (The)	732,000	3,817,966
Azbil Corp.	146,600	3,134,562
Bank of Nagoya Ltd. (The)	488,000	1,691,912
Calsonic Kansei Corp.	488,000	2,555,234
Canon Marketing Japan Inc.	97,600	1,244,374
Capcom Co. Ltd.	97,600	1,728,628
Chuetsu Pulp & Paper Co. Ltd.	488,000	699,588
CMK Corp.	170,800	560,911
COMSYS Holdings Corp.	244,000	3,091,088
CyberAgent Inc.	732	1,702,828
Daiei Inc. (The)[b]	241,200	794,558
Daifuku Co. Ltd.	244,000	2,225,286
Daihen Corp.	488,000	1,920,146
Daiichikosho Co. Ltd.	48,800	1,358,987
Daikokutenbussan Co. Ltd.	3,000	87,693

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

Daikyo Inc.	488,000	$1,463,677
Dainippon Screen Manufacturing Co. Ltd.[b]	244,000	1,347,079
Daio Paper Corp.	244,000	1,463,677
Daiseki Co. Ltd.	48,800	852,902
Daishi Bank Ltd. (The)	1,220,000	4,118,143
Daiwa House REIT Investment Corp.	244	1,667,104
Daiwa Office Investment Corp.	488	1,781,221
Daiwabo Holdings Co. Ltd.	488,000	783,936
Daiwahouse Residential Investment Corp.	488	1,880,453
DCM Holdings Co. Ltd.	146,400	1,044,917
Denki Kagaku Kogyo K.K.	488,000	1,796,106
DIC Corp.	976,000	2,540,349
Digital Garage Inc.	244	957,592
DISCO Corp.	48,800	2,877,739
Dowa Holdings Co. Ltd.	244,000	2,222,805
Dr. Ci:Labo Co. Ltd.[c]	488	1,296,967
Duskin Co. Ltd.	195,200	3,623,966
Ebara Corp.	732,000	4,011,469
EDION Corp.[c]	195,600	1,113,680
Euglena Co. Ltd.[b]	24,400	1,632,373
Exedy Corp.	97,600	2,622,712
Frontier Real Estate Investment Corp.	244	2,066,514
Fudo Tetra Corp.[b]	287,200	440,925
Fuji Machine Manufacturing Co. Ltd.	244,000	2,160,785
Fuji Oil Co. Ltd.	122,000	2,035,504
Fuji Soft Inc.	73,200	1,373,872
Fujikura Ltd.	732,000	2,664,389
Fujimi Inc.	24,400	281,572
Funai Electric Co. Ltd.	48,800	479,292
Fuso Pharmaceutical Industries Ltd.	28,000	87,398
Futaba Industrial Co. Ltd.[b]	122,000	528,412
Gakken Holdings Co. Ltd.	244,000	719,435
Global One Real Estate Investment Corp. Ltd.	488	2,709,044
Glory Ltd.	146,600	3,428,194
GLP J-Reit	2,196	2,143,419
GMO Internet Inc.	219,600	2,485,027
GNI Group Ltd.[b]	244,000	880,687
GS Yuasa Corp.	488,000	2,143,419

Security	Shares	Value

Gulliver International Co. Ltd.	170,800	$1,062,779
Gunze Ltd.	244,000	602,837
H.I.S. Co. Ltd.	48,800	2,371,654
H2O Retailing Corp.	244,000	2,140,938
Hanwa Co. Ltd.	732,000	3,006,741
Haseko Corp.[b]	2,204,000	2,733,852
Heiwa Corp.	48,800	837,521
Heiwa Real Estate Co. Ltd.	122,000	1,951,157
Heiwa Real Estate REIT Inc.	976	668,826
Higo Bank Ltd. (The)	732,000	4,286,838
Hitachi Zosen Corp.	1,835,500	2,799,298
Hogy Medical Co. Ltd.	48,800	2,773,545
Hokkoku Bank Ltd. (The)	976,000	3,294,515
Honeys Co. Ltd.	51,240	563,169
HORIBA Ltd.	48,800	1,776,259
Hoshizaki Electric Co. Ltd.	48,800	1,691,912
Hosiden Corp.	195,400	1,074,794
House Foods Corp.	146,400	2,344,365
Hyakugo Bank Ltd. (The)	732,000	2,895,104
Hyakujushi Bank Ltd. (The)	976,000	3,006,741
Iino Kaiun Kaisha Ltd.	219,600	1,156,553
Inabata & Co. Ltd.	146,400	1,195,254
Internet Initiative Japan Inc.	48,800	1,674,546
Iseki & Co. Ltd.[c]	488,000	1,677,027
Ishihara Sangyo Kaisha Ltd.[b]	732,000	543,297
IT Holdings Corp.	171,100	1,984,903
ITO EN Ltd.	73,200	1,709,526
Izumi Co. Ltd.	97,600	2,935,294
J Trust Co. Ltd.[c]	97,600	2,032,279
JAFCO Co. Ltd.	48,800	1,771,298
Japan Airport Terminal Co. Ltd.	122,500	2,286,716
Japan Digital Laboratory Co. Ltd.	146,400	1,397,688
Japan Excellent Inc.	488	2,585,003
Japan Hotel REIT Investment Corp.	3,172	1,217,457
Japan Logistics Fund Inc.	488	4,316,608
Japan Rental Housing Investments Inc.	1,464	994,308
Japan Securities Finance Co. Ltd.	292,800	2,066,018
Juki Corp.[b,c]	488,000	734,320
Juroku Bank Ltd. (The)	732,000	2,679,274
JVC Kenwood Corp.	249,380	570,490
K’s Holdings Corp.	73,260	2,487,808
kabu.com Securities Co. Ltd.	195,200	1,043,925
Kagome Co. Ltd.	170,800	2,891,383

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

Kagoshima Bank Ltd. (The)	488,000	$3,180,398
Kakaku.com Inc.	97,600	3,368,939
Kaken Pharmaceutical Co. Ltd.	244,000	3,770,830
Kanematsu Corp.[b]	1,956,000	2,127,924
Kasumi Co. Ltd.	73,200	461,431
Kawasaki Kisen Kaisha Ltd.	976,000	1,994,571
Kayaba Industry Co. Ltd.	244,000	1,265,213
Keihin Corp.	122,100	1,848,476
Keiyo Bank Ltd. (The)	732,000	3,832,850
Kenedix Inc.[b]	366,000	1,678,268
Kenedix Realty Investment Corp.	488	1,935,031
Kewpie Corp.	268,400	4,117,895
Kitz Corp.	439,200	2,094,299
Kiyo Holdings Inc.	2,201,000	3,043,424
Koa Corp.	48,800	480,285
Kobayashi Pharmaceutical Co. Ltd.	97,600	5,070,774
Komeri Co. Ltd.	97,600	2,395,469
Konaka Co. Ltd.[c]	48,800	473,338
Kyodo Printing Co. Ltd.	41,000	113,385
KYORIN Holdings Inc.	170,800	3,714,516
Leopalace21 Corp.[b,c]	244,000	1,158,538
Lintec Corp.	48,800	917,899
Lion Corp.	244,000	1,366,926
Macnica Inc.	24,400	608,543
Macromill Inc.	97,600	575,548
Maruha Nichiro Holdings Inc.	1,221,000	2,470,429
Marusan Securities Co. Ltd.	268,400	1,907,494
Matsui Securities Co. Ltd.	122,000	1,117,605
Matsuya Co. Ltd.[b]	73,200	856,623
Medinet Co. Ltd.[b]	976	421,738
MEGMILK SNOW BRAND Co. Ltd.	48,800	702,069
Meidensha Corp.	244,000	783,936
Meitec Corp.	122,600	3,304,485
MID REIT Inc.	732	1,641,055
Minebea Co. Ltd.	488,000	1,910,223
Ministop Co. Ltd.	24,400	398,170
Misumi Group Inc.	170,800	4,631,423
Mitsubishi Steel Manufacturing Co. Ltd.	732,000	1,845,722
Mitsui Engineering & Shipbuilding Co. Ltd.	976,000	1,726,643
Mitsui Mining & Smelting Co. Ltd.	732,000	1,637,334
Mitsumi Electric Co. Ltd.[b]	122,000	879,447

Security	Shares	Value

Mizuno Corp.	732,000	$4,532,439
Monex Group Inc.	2,873	1,156,736
Mori Hills REIT Investment Corp.	244	1,359,484
Mori Seiki Co. Ltd.	195,600	2,531,633
MORI TRUST Sogo REIT Inc.	488	4,172,721
MOS Food Services Inc.	24,400	465,152
Moshi Moshi Hotline Inc.	73,200	909,465
Musashino Bank Ltd. (The)	97,600	3,458,248
Nagase & Co. Ltd.	244,000	3,160,551
NanoCarrier Co. Ltd.[b,c]	244	483,014
Nanto Bank Ltd. (The)	488,000	1,855,645
Net One Systems Co. Ltd.	170,800	1,325,000
Nichi-Iko Pharmaceutical Co. Ltd.	97,600	2,092,811
Nichicon Corp.	122,000	1,220,558
Nichirei Corp.	244,000	1,170,942
Nifco Inc.	122,000	3,310,640
Nihon Dempa Kogyo Co. Ltd.	73,200	655,678
Nihon Kohden Corp.	97,800	4,096,752
Nihon Parkerizing Co. Ltd.	244,000	4,827,655
Nihon Unisys Ltd.	219,600	1,527,186
Nippon Accommodations Fund Inc.	244	1,597,641
Nippon Carbon Co. Ltd.	488,000	878,207
Nippon Chemi-Con Corp.[b]	244,000	1,081,633
Nippon Coke & Engineering Co. Ltd.	610,000	682,223
Nippon Denko Co. Ltd.	244,000	719,435
Nippon Kayaku Co. Ltd.	488,000	6,281,409
Nippon Konpo Unyu Soko Co. Ltd.	195,200	3,111,927
Nippon Light Metal Holdings Co. Ltd.	1,220,000	1,624,930
Nippon Paint Co. Ltd.	488,000	6,197,062
Nippon Paper Industries Co. Ltd.	122,000	1,771,298
Nippon Seiki Co. Ltd.	244,000	3,594,693
Nippon Sharyo Ltd.	488,000	2,699,121
Nippon Sheet Glass Co. Ltd.[b]	976,000	1,022,093
Nippon Shinyaku Co. Ltd.	244,000	4,140,471
Nippon Shokubai Co. Ltd.	244,000	2,515,541
Nippon Suisan Kaisha Ltd.[b]	707,600	1,431,675
Nishimatsuya Chain Co. Ltd.	195,600	1,714,272
Nishio Rent All Co. Ltd.	48,800	1,021,597
Nissan Chemical Industries Ltd.	146,400	2,021,363
Nisshin OilliO Group Ltd. (The)	488,000	1,736,567
Nisshin Steel Holdings Co. Ltd.	97,600	849,429
Nisshinbo Holdings Inc.	244,000	1,875,492

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

Nitto Boseki Co. Ltd.	488,000	$1,691,912
Nitto Kogyo Corp.	24,400	402,883
North Pacific Bank Ltd.	390,400	1,504,363
NSD Co. Ltd.	195,600	2,147,811
NTN Corp.[b]	732,000	2,396,462
OBIC Co. Ltd.	9,760	2,729,883
Ogaki Kyoritsu Bank Ltd. (The)	732,000	2,135,977
Okasan Securities Group Inc.	732,000	6,303,736
Oki Electric Industry Co. Ltd.[b]	1,220,000	2,344,365
Okinawa Electric Power Co. Inc. (The)	48,800	1,843,241
Okuma Corp.	247,000	1,820,701
OncoTherapy Science Inc.[b,c]	244	498,643
Onoken Co. Ltd.	73,200	688,425
Orient Corp.[b]	732,000	2,002,013
ORIX JREIT Inc.	3,660	4,074,729
OSAKA Titanium technologies Co. Ltd.[c]	24,400	473,338
OSG Corp.	170,800	2,611,796
Otsuka Kagu Ltd.	48,800	480,781
Pacific Metals Co. Ltd.	244,000	1,084,114
Penta-Ocean Construction Co. Ltd.	366,000	885,649
Pioneer Corp.[b,c]	391,600	744,540
Point Inc.	39,100	1,951,919
Premier Investment Corp.	244	938,986
Press Kogyo Co. Ltd.	244,000	1,029,536
Prima Meat Packers Ltd.	244,000	471,354
Pronexus Inc.	73,200	461,431
Proto Corp.	32,400	422,645
Rengo Co. Ltd.	244,000	1,232,962
Resorttrust Inc.[c]	122,000	3,693,925
Ringer Hut Co. Ltd.[c]	48,800	719,931
Riso Kagaku Corp.	24,400	535,111
Rohto Pharmaceutical Co. Ltd.	244,000	3,354,054
Roland Corp.	171,100	1,522,165
Ryohin Keikaku Co. Ltd.	48,800	4,262,030
Ryosan Co. Ltd.	48,800	820,156
S Foods Inc.	16,000	143,806
Saizeriya Co. Ltd.	122,000	1,712,999
San-in Godo Bank Ltd. (The)	488,000	3,676,559
Sanken Electric Co. Ltd.[b]	244,000	1,024,574
Sankyu Inc.	732,000	2,545,310
Sanoh Industrial Co. Ltd.	48,800	349,298
Sanshin Electronics Co. Ltd.	73,200	445,801

Security	Shares	Value

Sanwa Holdings Corp.	732,000	$4,018,911
Sanyo Shokai Ltd.	244,000	597,875
Sanyo Special Steel Co. Ltd.	244,000	1,158,538
Sapporo Holdings Ltd.	244,000	875,726
Sato Holdings Corp.	24,400	432,901
Sawai Pharmaceutical Co. Ltd.	24,400	2,947,201
SCSK Corp.	52,280	1,062,556
Seiko Epson Corp.	165,600	2,067,580
Seino Holdings Co. Ltd.	488,000	4,366,224
Senshu Ikeda Holdings Inc.	366,080	1,842,404
Seria Co. Ltd.	24,400	776,493
Shiga Bank Ltd. (The)	732,000	4,160,317
Shima Seiki Manufacturing Ltd.	73,200	1,455,739
Shimachu Co. Ltd.	146,800	3,598,544
Shinko Electric Industries Co. Ltd.	122,000	1,173,423
Shinko Plantech Co. Ltd.	171,100	1,334,286
Ship Healthcare Holdings Inc.	48,800	1,796,106
Showa Corp.	97,600	1,309,867
Simplex Technology Inc.[c]	1,708	790,138
Sinanen Co. Ltd.	26,000	95,430
Sinfonia Technology Co. Ltd.	488,000	769,051
SKY Perfect JSAT Holdings Inc.	3,416	1,785,190
Skymark Airlines Inc.[c]	122,000	429,180
Sodick Co. Ltd.	97,600	470,361
Sotetsu Holdings Inc.	976,000	3,532,672
Square Enix Holdings Co. Ltd.	73,200	1,003,239
Star Micronics Co. Ltd.	146,600	1,480,085
Start Today Co. Ltd.	73,200	1,507,836
Sugi Holdings Co. Ltd.	48,800	1,887,896
Sumitomo Bakelite Co. Ltd.	488,000	1,830,837
Sumitomo Forestry Co. Ltd.	341,600	3,605,112
Sumitomo Light Metal Industries Ltd.	732,000	662,376
Sumitomo Osaka Cement Co. Ltd.	732,000	2,366,692
Sumitomo Warehouse Co. Ltd. (The)	732,000	4,175,202
Sundrug Co. Ltd.	24,400	1,045,661
Systena Corp.	73,200	528,412
Tadano Ltd.	244,000	3,557,481
Taiyo Yuden Co. Ltd.	146,500	1,955,717
Takara Holdings Inc.	488,000	4,128,067
Takiron Co. Ltd.	28,000	119,852
Toagosei Co. Ltd.	732,000	3,125,820
TOC Co. Ltd.	366,000	2,575,080
Toda Corp.	732,000	2,076,437
Toho Holdings Co. Ltd.	97,600	1,685,958

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

Toho Zinc Co. Ltd.	488,000	$1,414,061
Tohokushinsha Film Corp.	48,800	454,484
Tokai Carbon Co. Ltd.	488,000	1,399,176
Tokai Rika Co. Ltd.	73,200	1,574,074
Tokai Tokyo Financial Holdings Inc.	658,800	4,876,279
Tokuyama Corp.	488,000	1,741,528
Tokyo Broadcasting System Holdings Inc.	24,400	322,009
Tokyo Dome Corp.	732,000	4,539,881
Tokyo Ohka Kogyo Co. Ltd.	48,800	1,045,909
Tokyo Seimitsu Co. Ltd.	97,600	1,905,262
Tokyo Steel Manufacturing Co. Ltd.	122,000	612,760
Tokyo Tomin Bank Ltd. (The)	97,600	1,005,224
Tokyu Construction Co. Ltd.[b]	202,520	481,823
TOKYU REIT Inc.[c]	488	2,530,425
TOMONY Holdings Inc.	122,000	434,142
Tomy Co. Ltd.	268,400	1,285,307
Topcon Corp.	170,800	1,877,228
Topre Corp.	48,800	499,635
Toshiba Machine Co. Ltd.	244,000	1,123,807
Tosoh Corp.	732,000	2,589,965
Toyo Construction Co. Ltd.	195,200	474,331
Toyo Corp.	48,800	574,555
Toyo Kanetsu K.K.	244,000	615,241
Toyobo Co. Ltd.	976,000	1,518,255
TPR Co. Ltd.	73,200	1,220,558
TS Tech Co. Ltd.	97,600	3,195,282
TSI Holdings Co. Ltd.	122,000	874,485
Tsukuba Bank Ltd. (The)	244,000	808,744
ULVAC Inc.[b]	97,600	760,120
Unipres Corp.	48,800	955,112
Universal Entertainment Corp.	24,400	479,540
UNY Co. Ltd.	292,800	1,875,492
USEN Corp.[b]	509,960	860,692
Ushio Inc.	122,000	1,494,688
Valor Co. Ltd.	24,400	403,628
Wacoal Holdings Corp.	244,000	2,465,924
Wacom Co. Ltd.	268,400	2,161,281
Welcia Holdings Co. Ltd.	4,000	213,919
Xebio Co. Ltd.	97,600	2,040,218
Yahagi Construction Co. Ltd.	97,600	413,799
Yodogawa Steel Works Ltd.	732,000	3,043,953
Yokohama Reito Co. Ltd.	97,600	761,112
Yoshinoya Holdings Co. Ltd.	2,928	3,444,356
Zenkoku Hosho Co. Ltd.	24,400	858,360

Security	Shares	Value

Zensho Holdings Co. Ltd.[c]	146,400	$1,738,551
Zeon Corp.	488,000	5,284,124

		600,715,750
NETHERLANDS — 1.87%
Aalberts Industries NV	193,751	4,872,737
Arcadis NV	134,592	3,485,001
ASM International NV	59,709	1,879,045
BinckBank NV	127,272	1,124,852
CSM NV CVA	110,031	2,514,462
Eurocommercial Properties NV	29,219	1,109,054
Koninklijke BAM Groep NV	350,462	2,001,052
Koninklijke Wessanen NV	341,600	1,270,062
Nutreco NV	119,072	5,597,086
PostNL NVb	493,368	1,774,062
Royal Imtech NVb,c	627,900	1,521,607
SBM Offshore NVb	259,529	5,014,157
SNS REAAL NVa,b,c	291,555	4
Tetragon Financial Group Ltd.	97,600	1,039,440
TKH Group NV	35,558	976,421
TomTom NVb,c	64,172	373,223
USG People NV	148,251	1,100,420
VastNed Retail NV	53,853	2,290,067
Wereldhave NV	39,950	2,819,481

		40,762,233
NEW ZEALAND — 0.87%
Chorus Ltd.	444,568	955,406
Fisher & Paykel Healthcare Corp. Ltd.	1,046,516	2,898,752
Freightways Ltd.	948,672	3,065,688
Infratil Ltd.	484,584	958,476
Kiwi Income Property Trust	3,633,097	3,282,153
Mainfreight Ltd.	373,564	3,196,387
Ryman Healthcare Ltd.	354,288	2,004,989
Trade Me Ltd.	424,316	1,614,370
Xero Ltd.[b]	70,028	964,281

		18,940,502
NORWAY — 2.39%
Aker ASA Class A	10,492	333,527
Algeta ASA[b]	33,123	1,353,137
Atea ASA	32,940	345,327
Austevoll Seafood ASA	129,712	732,557
BW Offshore Ltd.	303,714	399,539
BWG Homes ASA[b]	85,774	188,545
Cermaq ASA	121,024	2,220,324
Deep Sea Supply PLC[b]	103,800	158,489

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

Det norske oljeselskap ASA[b]	59,953	$876,884
DNO International ASA[b]	953,064	2,054,695
Electromagnetic GeoServices ASb	198,531	312,195
Fred Olsen Energy ASA	59,780	2,876,775
Golden Ocean Group Ltd.[b]	319,808	342,842
Hoegh LNG Holdings Ltd.[b]	37,332	281,534
Kvaerner ASA	219,230	374,400
Leroey Seafood Group ASA	19,703	524,720
Marine Harvest ASA	4,142,160	4,160,335
Nordic Semiconductor ASA[b,c]	107,030	347,474
Norwegian Air Shuttle ASb	28,792	1,280,391
Norwegian Energy Co. ASA[b]	490,229	251,164
Norwegian Property ASA	833,132	1,162,205
Opera Software ASA[c]	98,490	799,371
Petroleum Geo-Services ASA	251,428	3,373,460
Polarcus Ltd.[b,c]	462,671	385,373
Prosafe SE	329,644	3,302,543
Renewable Energy Corp. ASA[b,c]	2,213,325	1,141,458
Schibsted ASA	93,696	4,752,885
Sevan Drilling ASb,c	316,571	246,232
Songa Offshore SEb,c	179,096	223,792
SpareBank 1 SMN	417,240	3,435,816
Stolt-Nielsen Ltd.	88,084	2,047,928
Storebrand ASA[b]	593,408	3,402,485
TGS-NOPEC Geophysical Co. ASA	161,040	5,154,652
Tomra Systems ASA	363,104	3,315,430

		52,158,484
PORTUGAL — 0.45%
Banco Comercial Portugues SA Registered[b,c]	15,185,096	1,895,372
Mota-Engil SGPS SA	285,822	1,039,909
Portucel SA	979,172	3,461,116
Redes Energeticas Nacionais SA	486,048	1,431,495
Semapa – Sociedade de Investimento e Gestao SGPS SA	222,040	1,959,479

		9,787,371
SINGAPORE — 2.82%
ARA Asset Management Ltd.[c]	510,600	737,473
Ascendas India Trust[c]	1,708,000	958,609
Biosensors International Group Ltd.[c]	1,952,000	1,593,532
Blumont Group Ltd.[b,c]	1,220,000	1,326,347

Security	Shares	Value

Boustead Singapore Ltd.	488,000	$536,285
Cambridge Industrial Trust[c]	3,172,000	1,668,229
CapitaRetail China Trust	732,000	879,124
CDL Hospitality Trusts[c]	1,708,000	2,232,285
China Minzhong Food Corp. Ltd.[b,c]	732,000	606,193
COSCO Corp. (Singapore) Ltd.[c]	942,000	554,574
CSE Global Ltd.	976,000	632,050
Ezion Holdings Ltd.[c]	976,000	1,700,789
Ezra Holdings Ltd.[b,c]	1,466,000	995,400
First REIT	976,000	930,837
Frasers Centrepoint Trust	488,000	735,476
Frasers Commercial Trust	1,220,000	1,249,735
GMG Global Ltd.	6,832,000	557,736
Hi-P International Ltd.	488,000	317,940
Hong Leong Asia Ltd.	488,000	589,913
Hyflux Ltd.[c]	488,500	500,406
Indofood Agri Resources Ltd.[c]	680,000	472,389
K-Green Trust	732,000	588,956
LionGold Corp. Ltd.[b,c]	1,220,000	1,115,664
Lippo Malls Indonesia Retail Trust	2,928,000	1,137,690
M1 Ltd.	488,000	1,237,286
Mapletree Industrial Trust[c]	2,684,960	2,845,242
Mapletree Logistics Trust[c]	2,440,000	2,039,798
Midas Holdings Ltd.	1,708,000	643,542
Neptune Orient Lines Ltd.[b,c]	732,000	617,685
OSIM International Ltd.[c]	488,000	785,274
Overseas Union Enterprise Ltd.[c]	244,000	542,031
Perennial China Retail Trust[c]	2,196,000	973,931
Raffles Education Corp. Ltd.[b,c]	1,622,397	375,688
Raffles Medical Group Ltd.	244,000	616,728
SATS Ltd.	488,000	1,271,761
Singapore Post Ltd.	5,368,000	5,540,971
SMRT Corp. Ltd.[c]	2,196,000	2,439,138
Sound Global Ltd.[b,c]	1,220,000	574,591
Stamford Land Corp. Ltd.	1,464,000	643,542
STX OSV Holdings Ltd.	732,000	474,037
Suntec REIT	5,124,000	6,395,196
Super Group Ltd.	244,000	921,261
Swiber Holdings Ltd.[c]	1,464,000	850,394
Tat Hong Holdings Ltd.[c]	488,000	446,266
Tiger Airways Holdings Ltd.[b]	1,156,000	544,448
Transpac Industrial Holdings Ltd.	488,000	658,864
Venture Corp. Ltd.[c]	488,000	2,804,003
Wing Tai Holdings Ltd.	1,405,900	2,350,616
Yanlord Land Group Ltd.[c]	976,000	946,160

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

Ying Li International Real Estate Ltd.[b,c]	1,952,000	$658,864
Yoma Strategic Holdings Ltd.[b,c]	976,000	662,695

		61,477,644
SPAIN — 1.80%
Abengoa SAc	184,709	488,570
Acerinox SAc	47,141	482,116
Almirall SA	107,150	1,400,027
Bankinter SA	394,548	1,792,788
Bolsas y Mercados Espanoles[c]	88,326	2,435,982
Construcciones y Auxiliar de Ferrocarriles SAc	5,124	2,205,826
Deoleo SAb	353,651	133,835
Ebro Foods SA	165,696	3,572,016
FAES FARMA SA	472,822	1,393,798
Fomento de Construcciones y Contratas SAc	41,968	579,006
Gamesa Corporacion Tecnologica SA	413,580	3,047,906
Indra Sistemas SAc	70,272	951,769
Jazztel PLC[b]	382,836	3,466,939
Mediaset Espana Comunicacion SAb,c	158,844	1,647,715
NH Hoteles SAb,c	157,762	630,548
Obrascon Huarte Lain SA	71,416	2,717,346
Papeles y Cartones de Europa SA	345,820	1,522,238
Prosegur Compania de Seguridad SAc	147,132	758,033
Tecnicas Reunidas SA	47,265	2,151,128
Tubacex SA	449,496	1,605,562
Tubos Reunidos SA	493,645	1,147,101
Viscofan SA	76,866	3,951,506
Zeltia SAb,c	386,564	1,185,721

		39,267,476
SWEDEN — 3.61%
AarhusKarlshamn AB	14,152	809,812
Active Biotech ABb	57,757	440,961
AF AB Class B	19,764	553,376
Alliance Oil Co. Ltd. SDR[b]	66,780	437,816
Axfood AB	11,712	544,215
Axis Communications ABc	46,050	1,310,500
B & B Tools AB Class B	26,781	344,192
Betsson AB	25,376	681,389
BioGaia AB Class B	16,348	557,781
Black Earth Farming Ltd. SDR[b]	143,891	161,814

Security	Shares	Value

Castellum AB	355,752	$5,062,032
CDON Group ABb,c	90,458	275,419
Clas Ohlson AB Class B	12,200	174,528
Concentric AB	66,780	786,741
D. Carnegie & Co. ABa,b	25,632	—
Fabege AB	333,304	3,745,648
Fastighets AB Balder Class Bb	41,982	335,617
Gunnebo AB	70,054	361,208
Hakon Invest ABb,c	127,856	3,560,304
Hexpol AB	53,441	3,912,471
HiQ International AB	83,855	440,066
Hoganas AB Class B	15,072	744,849
Holmen AB Class B	72,712	2,101,516
Hufvudstaden AB Class A	57,757	731,252
Industrial & Financial Systems Class B	18,676	385,756
Intrum Justitia AB	182,756	4,641,671
JM AB	139,955	3,715,203
Kungsleden AB	319,972	2,046,364
Lindab International ABb	150,935	1,360,191
Loomis AB Class B	173,861	3,724,130
Lundbergforetagen AB	20,679	873,239
Meda AB Class A	335,744	3,911,765
Modern Times Group MTG AB Class B	62,952	2,945,382
NCC AB Class B	150,935	3,948,941
Net Entertainment AB	41,020	665,267
Nibe Industrier AB Class B	202,276	3,447,658
Nobia AB	294,264	2,129,575
Oriflame Cosmetics SA SDR[c]	64,584	2,110,672
Peab AB	367,293	2,009,016
Proffice AB Class B	96,486	338,060
Saab AB Class B	29,768	537,891
SAS ABb,c	382,836	761,466
SSAB AB Class Ac	131,272	854,004
SSAB AB Class B	109,312	610,457
Swedish Orphan Biovitrum ABb	177,876	1,330,825
Trelleborg AB Class B	398,515	6,999,728
Unibet Group PLC SDR	15,781	564,996
Wallenstam AB Class B	21,960	303,567
Wihlborgs Fastigheter AB	22,204	363,504

		78,652,835
SWITZERLAND — 4.05%
Acino Holding AG Registered[b]	6,100	482,538

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

AFG Arbonia-Forster Holding AG Registered[b]	24,339	$762,272
Allreal Holding AG Registered[b]	14,340	1,984,743
AMS AG	10,492	735,112
Ascom Holding AG Registered[b]	79,219	1,023,116
Autoneum Holding AGb	7,996	737,510
Basilea Pharmaceutica AG Registered[b,c]	15,799	1,267,627
BKW AG	9,760	320,379
Bossard Holding AG Bearer	2,440	407,039
Bucher Industries AG Registered	14,152	3,548,852
Burckhardt Compression Holding AG	8,298	3,299,910
Clariant AG Registered[b]	282,894	4,405,614
Dufry AG Registered[b,c]	24,888	3,238,400
Flughafen Zurich AG Registered	8,052	4,341,658
Forbo Holding AG Registered[b]	2,929	2,108,918
Galenica Holding AG Registered	7,076	5,407,049
GAM Holding AG	239,852	3,820,491
Gategroup Holding AGb	52,877	1,192,244
Georg Fischer AG Registered[b]	7,564	3,946,240
Helvetia Holding AG Registered	7,808	3,474,797
Huber & Suhner AG Registered	8,611	392,020
Inficon Holding AG Registered[b]	1,952	628,678
Kaba Holding AG Class B Registered	9,516	3,794,520
Komax Holding AG Registered[b]	5,856	619,224
Kudelski SA Bearer	67,756	896,948
Kuoni Reisen Holding AG Class B Registered[b]	6,832	2,461,402
Logitech International SA Registered[b]	228,746	1,622,382
Meyer Burger Technology AGb,c	97,232	650,899
Micronas Semiconductor Holding AG Registered[b]	45,628	321,161
Mobilezone Holding AG Bearer	128,588	1,270,449
Mobimo Holding AG Registered[b]	8,052	1,682,068
Nobel Biocare Holding AG Registered[b]	143,132	1,740,722
OC Oerlikon Corp. AG Registered[b]	136,056	1,779,132
Orascom Development Holding AGb	28,731	272,112
Panalpina Welttransport Holding AG Registered	23,916	3,474,853

Security	Shares	Value

PSP Swiss Property AG Registered[b]	69,296	$6,081,998
Rieter Holding AG Registered[b]	7,996	1,584,312
Schweiter Technologies AG Bearer	509	325,948
Schweizerische National-Versicherungs-Gesellschaft AG Registered	7,752	361,257
Swisslog Holding AG Registered[b]	645,624	701,803
Swissquote Group Holding SA Registered	8,484	266,166
Tecan AG Registered	22,448	2,161,087
Temenos Group AG Registered[b]	110,685	2,894,738
U-Blox AGb	14,884	1,025,212
Valiant Holding Registered	20,008	1,874,505
Valora Holding AG Registered	8,540	1,720,592
Vetropack Holding AG Bearer	244	477,942
Von Roll Holding AG Bearer[b]	158,494	235,400
Zehnder Group AG Bearer	9,948	407,920

		88,229,959
UNITED KINGDOM — 22.18%
Abcam PLC	191,296	1,371,767
Advanced Medical Solutions Group PLC	374,052	435,235
Afren PLC[b]	1,253,184	2,583,849
African Barrick Gold PLC	98,820	169,142
African Minerals Ltd.[b,c]	304,361	1,001,295
Alent PLC	412,906	2,300,499
Amerisur Resources PLC[b]	982,100	655,121
Amlin PLC	775,920	4,730,036
Anglo Pacific Group PLC	138,104	390,480
Anite PLC	255,956	498,634
Ashmore Group PLC	286,944	1,612,624
Ashtead Group PLC	757,132	8,103,819
ASOS PLC[b]	89,548	6,429,556
Avanti Communications Group PLC[b,c]	104,102	243,049
AVEVA Group PLC	105,689	3,851,924
AZ Electronic Materials SA	389,668	1,811,258
Balfour Beatty PLC	683,200	2,557,304
Barratt Developments PLC[b]	1,183,157	5,847,543
BBA Aviation PLC	932,080	4,239,239
Beazley PLC	293,776	982,061
Bellway PLC	205,204	4,293,172
Berendsen PLC	418,704	5,186,120

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

Berkeley Group Holdings PLC (The)	134,592	$4,609,448
Betfair Group PLC	74,588	1,039,762
Big Yellow Group PLC	96,868	638,827
Blinkx PLC[b,c]	524,135	1,040,945
Bodycote PLC	362,584	3,405,363
Booker Group PLC	1,741,184	3,484,432
Bovis Homes Group PLC	282,308	3,421,804
Bowleven PLC[b,c]	436,808	417,200
Brewin Dolphin Holdings PLC	215,452	828,675
Britvic PLC	366,805	3,025,155
BTG PLC[b]	522,648	3,008,592
Bumi PLC[b]	53,068	176,998
Bwin.Party Digital Entertainment PLC[b]	759,713	1,613,619
Cable & Wireless Communications PLC	3,453,619	2,121,046
Cairn Energy PLC[b]	749,709	3,059,717
Cape PLC	153,380	590,631
Capital & Counties Properties PLC	611,162	3,343,926
Carillion PLC	732,732	3,311,468
Catlin Group Ltd.	581,699	4,462,336
Centamin PLC[b]	1,207,501	682,459
Chemring Group PLC	349,652	1,632,677
Chime Communications PLC	107,767	462,366
Cineworld Group PLC	145,668	828,150
Close Brothers Group PLC	278,404	4,410,676
COLT Group SAb	780,443	1,221,052
Computacenter PLC	117,401	865,011
Costain Group PLC	80,764	339,777
Crest Nicholson Holdings PLC[b]	152,744	778,530
CSR PLC	270,352	2,332,144
Daily Mail & General Trust PLC Class A NVS	453,395	5,543,634
Dairy Crest Group PLC	355,098	2,745,566
Darty PLC	912,895	1,072,596
De La Rue PLC	179,473	2,689,609
Debenhams PLC	1,883,354	3,095,100
Derwent London PLC	87,271	3,189,926
Devro PLC	380,884	1,804,497
Dialight PLC	36,600	610,916
Dignity PLC	46,116	1,031,234
Diploma PLC	115,900	1,010,333
Dixons Retail PLC[b]	4,987,487	3,437,357
Domino Printing Sciences PLC	100,772	968,596

Security	Shares	Value

Domino’s Pizza Group PLC	106,384	$920,928
Drax Group PLC	505,636	4,917,542
DS Smith PLC	1,452,288	5,711,315
Dunelm Group PLC	91,500	1,366,378
Electrocomponents PLC	773,480	2,885,853
Elementis PLC	572,188	2,174,736
EnQuest PLC[b]	695,805	1,305,935
Enterprise Inns PLC[b]	769,712	1,508,830
Essar Energy PLC[b,c]	326,716	661,744
Evraz PLC	134,444	191,289
F&C Asset Management PLC	249,856	378,794
Faroe Petroleum PLC[b]	168,498	293,130
Fenner PLC	168,498	882,329
Ferrexpo PLC	243,381	623,941
Fidessa Group PLC	41,170	1,251,436
Filtrona PLC	413,360	4,850,459
FirstGroup PLC	2,347,907	3,557,764
Galliford Try PLC	54,900	824,820
Gem Diamonds Ltd.[b]	179,961	384,008
Genus PLC	74,664	1,557,554
Go-Ahead Group PLC (The)	88,491	2,122,360
Grainger PLC	428,044	1,129,149
Great Portland Estates PLC	279,136	2,352,903
Greencore Group PLC	883,381	1,968,697
Greene King PLC	393,635	5,221,739
Greggs PLC	163,374	1,071,972
Gulf Keystone Petroleum Ltd.[b,c]	1,053,592	2,671,481
Halfords Group PLC	346,724	1,938,075
Halma PLC	619,548	5,222,316
Hays PLC	2,081,661	3,253,734
Henderson Group PLC	1,547,039	3,848,782
Heritage Oil PLC[b]	328,263	823,632
Highland Gold Mining Ltd.	179,012	173,012
Hikma Pharmaceuticals PLC	151,179	2,548,647
Hill & Smith Holdings PLC	72,154	479,944
Hiscox Ltd.	668,849	6,591,054
Hochschild Mining PLC	262,544	694,960
Home Retail Group PLC[c]	976,488	2,226,528
Homeserve PLC	458,720	1,844,313
Howden Joinery Group PLC	1,159,976	5,078,783
Hunting PLC	196,176	2,465,550
IG Group Holdings PLC	542,918	4,753,349
Imagination Technologies Group PLC[b,c]	261,568	932,289
Inchcape PLC	679,950	5,880,931

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

Informa PLC	971,608	$7,733,281
Innovation Group PLC[b,c]	914,024	401,855
Intermediate Capital Group PLC	681,170	5,021,960
International Personal Finance PLC	408,456	3,938,364
Interserve PLC	379,244	2,929,384
IQE PLC[b]	1,009,917	367,460
ITE Group PLC	234,484	1,008,879
Jardine Lloyd Thompson Group PLC	183,377	2,484,007
JD Wetherspoon PLC	265,113	2,857,683
John Menzies PLC	32,940	368,298
John Wood Group PLC	460,715	6,296,678
Jupiter Fund Management PLC	206,668	1,017,033
Kazakhmys PLC	165,920	654,766
Kcom Group PLC	540,216	681,403
Keller Group PLC	59,536	1,000,978
Kier Group PLC[c]	25,559	575,031
Kofax PLC[b]	72,641	377,186
Ladbrokes PLC	1,341,900	4,333,244
Laird PLC	367,537	1,075,404
Lancashire Holdings Ltd.	173,129	2,118,150
London Mining PLC[b,c]	192,760	267,394
LondonMetric Property PLC	686,372	1,181,052
Lonmin PLC[b,c]	608,048	2,872,425
Majestic Wine PLC	91,256	702,811
Man Group PLC	2,381,196	2,898,839
Marston’s PLC	1,357,755	3,198,791
Mears Group PLC	112,972	688,510
Michael Page International PLC	472,140	3,195,992
Micro Focus International PLC	261,169	3,151,724
Millennium & Copthorne Hotels PLC	95,160	796,355
Mitchells & Butlers PLC[b]	421,144	2,657,972
Mitie Group PLC	314,028	1,290,182
Mondi PLC	582,431	8,644,514
Moneysupermarket.com Group PLC	468,518	1,285,637
Monitise PLC[b]	1,317,356	758,927
Morgan Crucible Co. PLC (The)	539,746	2,499,851
Morgan Sindall Group PLC	38,064	386,636
Mothercare PLC[b]	91,256	578,643
N Brown Group PLC	138,348	1,086,466
National Express Group PLC	607,990	2,343,071
Northgate PLC	105,652	624,677

Security	Shares	Value

Ocado Group PLC[b]	528,260	$2,462,670
Ophir Energy PLC[b,c]	582,707	3,324,282
Oxford Instruments PLC	56,608	1,222,943
Pace PLC	461,447	2,181,979
Pan African Resources PLC[b]	2,065,318	407,046
Paragon Group of Companies PLC	623,420	3,044,282
Pendragon PLC	2,248,263	937,332
Pennon Group PLC	521,672	5,500,575
Petra Diamonds Ltd.[b]	533,646	970,841
Petropavlovsk PLC	12,156	16,310
Playtech Ltd.	261,432	2,760,535
Premier Farnell PLC	713,856	2,455,605
Premier Foods PLC[b]	265,819	351,613
Premier Oil PLC	716,384	3,917,468
Primary Health Properties PLC	192,028	986,910
Provident Financial PLC	225,944	5,782,114
PZ Cussons PLC	295,484	1,763,204
QinetiQ Group PLC	1,010,948	2,833,865
Quintain Estates and Development PLC[b]	568,764	756,646
Rathbone Brothers PLC	19,032	481,853
Redrow PLC[b]	613,416	2,278,424
Regus PLC	1,187,304	3,333,622
Renishaw PLC	40,504	964,075
Rentokil Initial PLC	2,748,496	4,083,519
Restaurant Group PLC (The)	585,112	4,696,977
Rightmove PLC	118,096	4,352,448
Rockhopper Exploration PLC[b]	329,971	656,581
Rotork PLC	85,400	3,438,740
RPC Group PLC	135,176	940,235
RPS Group PLC	179,828	615,867
Salamander Energy PLC[b]	199,476	361,084
Savills PLC	118,828	1,134,940
SDL PLC	220,088	1,106,931
Senior PLC	355,020	1,430,072
Shaftesbury PLC	540,816	5,181,793
Shanks Group PLC	440,420	587,575
SIG PLC	937,773	2,584,670
Sirius Minerals PLC[b,c]	1,450,092	373,730
SOCO International PLC[b]	329,727	1,838,068
Spectris PLC	172,027	5,502,911
Speedy Hire PLC	606,610	542,594
Spirax-Sarco Engineering PLC	60,549	2,629,935
Spirent Communications PLC	922,894	1,848,281

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

Spirit Pub Co. PLC	823,988	$968,135
Sports Direct International PLC[b]	223,260	2,230,539
St James’s Place PLC	267,668	2,507,832
St. Modwen Properties PLC	215,940	1,034,835
Stagecoach Group PLC	231,186	1,173,088
SThree PLC	98,820	516,491
SuperGroup PLC[b]	36,928	602,395
Synergy Health PLC	73,932	1,246,381
Synthomer PLC	264,252	788,018
TalkTalk Telecom Group PLC	605,364	2,266,872
Taylor Wimpey PLC	4,620,682	7,460,520
Telecity Group PLC	251,808	3,393,788
Telecom plus PLC	55,388	1,107,577
Thomas Cook Group PLC[b]	2,057,408	4,790,988
Trinity Mirror PLC[b]	360,388	631,053
TT electronics PLC	192,156	495,969
Tullett Prebon PLC	440,468	2,223,011
UBM PLC	253,380	2,733,132
Ultra Electronics Holdings PLC	139,568	3,842,511
UNITE Group PLC	311,676	1,844,231
United Drug PLC	501,908	2,670,820
Vectura Group PLC[b]	1,020,164	1,453,822
Vesuvius PLC	412,906	2,654,181
Victrex PLC	90,687	2,076,039
W.S. Atkins PLC	195,572	3,433,434
WH Smith PLC	268,912	3,173,820
Workspace Group PLC	87,953	602,169
Xchanging PLC	223,134	456,681
Xcite Energy Ltd.[b,c]	293,402	452,596
XP Power Ltd.[c]	18,488	374,184

		483,386,632

TOTAL COMMON STOCKS
(Cost: $1,918,710,411)		2,168,205,116

PREFERRED STOCKS — 0.23%

AUSTRALIA — 0.07%
Gunns Ltd.[a,b]	4,914	—
Multiplex SITES Trust[b]	21,228	1,563,141

		1,563,141
GERMANY — 0.11%
Biotest AGc	9,272	672,964
Draegerwerk AG & Co. KGaA[c]	4,880	654,471
Sartorius AG	9,760	1,066,852

		2,394,287

Security	Shares	Value

ITALY — 0.05%
Unipol Gruppo Finanziario SpA	270,352	$910,391

		910,391

TOTAL PREFERRED STOCKS
(Cost: $4,589,702)		4,867,819

WARRANTS — 0.00%

ISRAEL — 0.00%
Africa Israel Investments Ltd. (Expires 10/31/13)[b]	8,949	419

		419

TOTAL WARRANTS
(Cost: $0)		419

SHORT-TERM INVESTMENTS — 6.53%

MONEY MARKET FUNDS — 6.53%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[d,e,f]	133,071,144	133,071,144
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	8,521,096	8,521,096
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	774,819	774,819

		142,367,059

TOTAL SHORT-TERM INVESTMENTS
(Cost: $142,367,059)		142,367,059

TOTAL INVESTMENTS IN SECURITIES — 106.23%
(Cost: $2,065,667,172)		2,315,440,413
Other Assets, Less Liabilities — (6.23)%		(135,693,267)

NET ASSETS — 100.00%		$2,179,747,146

NVS — Non-Voting Shares

SDR — Swedish Depositary Receipts

[a]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2013

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF	iShares MSCI EAFE Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,158,827,903	$1,917,401,856	$1,923,300,113
Affiliated (Note 2)	9,202,741	23,603,506	142,367,059

Total cost of investments	$1,168,030,644	$1,941,005,362	$2,065,667,172

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,518,527,977	$2,031,888,756	$2,173,073,354
Affiliated (Note 2)	9,202,741	23,603,506	142,367,059

Total fair value of investments	1,527,730,718	2,055,492,262	2,315,440,413
Foreign currency, at value[b]	1,603,993	2,170,614	2,948,620
Receivables:
Due from custodian (Note 4)	—	477,475	87,259
Dividends and interest	2,346,995	5,491,187	3,667,493
Capital shares sold	—	261,427	—

Total Assets	1,531,681,706	2,063,892,965	2,322,143,785

LIABILITIES
Payables:
Investment securities purchased	187,403	477,475	87,259
Collateral for securities on loan (Note 5)	8,976,427	22,569,013	141,592,240
Investment advisory fees (Note 2)	512,610	665,250	717,140

Total Liabilities	9,676,440	23,711,738	142,396,639

NET ASSETS	$1,522,005,266	$2,040,181,227	$2,179,747,146

Net assets consist of:
Paid-in capital	$1,667,273,861	$2,265,030,419	$1,984,549,185
Distributions in excess of net investment income	(1,323,655)	(2,905,216)	(15,311,347)
Accumulated net realized loss	(503,644,564)	(336,341,726)	(39,259,953)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	359,699,624	114,397,750	249,769,261

NET ASSETS	$1,522,005,266	$2,040,181,227	$2,179,747,146

Shares outstanding[c]	23,600,000	40,000,000	48,800,000

Net asset value per share	$64.49	$51.00	$44.67

[a]	Securities on loan with values of $8,566,045, $21,238,770 and $133,981,385, respectively. See Note 5.
[b]	Cost of foreign currency: $1,601,624, $2,178,522 and $2,942,973, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2013

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF	iShares MSCI EAFE Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$35,879,997	$68,982,398	$50,445,710
Interest — unaffiliated	627	6,258	3,707
Interest — affiliated (Note 2)	384	592	773
Securities lending income — affiliated (Note 2)	194,976	301,414	1,921,555

Total investment income	36,075,984	69,290,662	52,371,745

EXPENSES
Investment advisory fees (Note 2)	5,647,322	6,781,146	7,143,705

Total expenses	5,647,322	6,781,146	7,143,705

Net investment income	30,428,662	62,509,516	45,228,040

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(22,287,016)	(3,399,453)	8,851,771
In-kind redemptions — unaffiliated	—	31,947,430	22,968,969
Foreign currency transactions	(78,861)	(741,915)	(597,303)

Net realized gain (loss)	(22,365,877)	27,806,062	31,223,437

Net change in unrealized appreciation/depreciation on:
Investments	261,608,400	243,495,677	334,287,068
Translation of assets and liabilities in foreign currencies	(17,896)	(93,516)	(32,707)

Net change in unrealized appreciation/depreciation	261,590,504	243,402,161	334,254,361

Net realized and unrealized gain	239,224,627	271,208,223	365,477,798

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$269,653,289	$333,717,739	$410,705,838

[a]	Net of foreign withholding tax of $2,538,943, $5,372,149 and $3,451,361, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI EAFE Growth ETF		iShares MSCI EAFE Value ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$30,428,662	$27,053,911	$62,509,516	$53,410,392
Net realized gain (loss)	(22,365,877)	(73,638,421)	27,806,062	(61,992,456)
Net change in unrealized appreciation/depreciation	261,590,504	(106,643,438)	243,402,161	(168,757,120)

Net increase (decrease) in net assets resulting from operations	269,653,289	(153,227,948)	333,717,739	(177,339,184)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(31,714,622)	(29,526,076)	(62,500,156)	(56,015,710)

Total distributions to shareholders	(31,714,622)	(29,526,076)	(62,500,156)	(56,015,710)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	70,955,488	63,155,115	666,611,114	69,401,318
Cost of shares redeemed	—	(85,516,944)	(120,112,122)	(16,893,912)

Net increase (decrease) in net assets from capital share transactions	70,955,488	(22,361,829)	546,498,992	52,507,406

INCREASE (DECREASE) IN NET ASSETS	308,894,155	(205,115,853)	817,716,575	(180,847,488)

NET ASSETS
Beginning of year	1,213,111,111	1,418,226,964	1,222,464,652	1,403,312,140

End of year	$1,522,005,266	$1,213,111,111	$2,040,181,227	$1,222,464,652

Distributions in excess of net investment income included in net assets at end of year	$(1,323,655)	$(528,096)	$(2,905,216)	$(3,509,053)

SHARES ISSUED AND REDEEMED
Shares sold	1,200,000	1,200,000	13,600,000	1,600,000
Shares redeemed	—	(1,600,000)	(2,400,000)	(400,000)

Net increase (decrease) in shares outstanding	1,200,000	(400,000)	11,200,000	1,200,000

See notes to financial statements.

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI EAFE Small-Cap ETF
	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$45,228,040	$37,980,433
Net realized gain	31,223,437	18,673,373
Net change in unrealized appreciation/depreciation	334,254,361	(268,997,091)

Net increase (decrease) in net assets resulting from operations	410,705,838	(212,343,285)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(57,927,238)	(42,611,539)

Total distributions to shareholders	(57,927,238)	(42,611,539)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	504,451,076	226,202,283
Cost of shares redeemed	(66,373,686)	(130,740,242)

Net increase in net assets from capital share transactions	438,077,390	95,462,041

INCREASE (DECREASE) IN NET ASSETS	790,855,990	(159,492,783)

NET ASSETS
Beginning of year	1,388,891,156	1,548,383,939

End of year	$2,179,747,146	$1,388,891,156

Distributions in excess of net investment income included in net assets at end of year	$(15,311,347)	$(7,501,555)

SHARES ISSUED AND REDEEMED
Shares sold	11,800,000	6,000,000
Shares redeemed	(1,600,000)	(3,600,000)

Net increase in shares outstanding	10,200,000	2,400,000

See notes to financial statements.

FINANCIAL STATEMENTS	49

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE Growth ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009
Net asset value, beginning of year	$54.16	$62.20	$52.90	$49.95	$68.42

Income from investment operations:
Net investment income[a]	1.31	1.24	1.20	1.02	1.12
Net realized and unrealized gain (loss)[b]	10.37	(7.90)	9.32	2.99	(18.41)

Total from investment operations	11.68	(6.66)	10.52	4.01	(17.29)

Less distributions from:
Net investment income	(1.35)	(1.38)	(1.22)	(1.06)	(1.18)

Total distributions	(1.35)	(1.38)	(1.22)	(1.06)	(1.18)

Net asset value, end of year	$64.49	$54.16	$62.20	$52.90	$49.95

Total return	21.74%	(10.59)%	19.95%	8.06%	(25.03)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,522,005	$1,213,111	$1,418,227	$1,290,640	$1,198,696
Ratio of expenses to average net assets[c]	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	2.16%	2.29%	2.00%	1.92%	2.44%
Portfolio turnover rate[d]	26%	26%	27%	28%	33%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Ratios for the years ended July 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE Value ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009
Net asset value, beginning of year	$42.45	$50.84	$46.39	$46.06	$59.26

Income from investment operations:
Net investment income[a]	1.80	1.90	1.86	1.46	1.53
Net realized and unrealized gain (loss)[b]	8.44	(8.33)	4.50	0.42	(13.43)

Total from investment operations	10.24	(6.43)	6.36	1.88	(11.90)

Less distributions from:
Net investment income	(1.69)	(1.96)	(1.91)	(1.55)	(1.30)

Total distributions	(1.69)	(1.96)	(1.91)	(1.55)	(1.30)

Net asset value, end of year	$51.00	$42.45	$50.84	$46.39	$46.06

Total return	24.39%	(12.52)%	13.77%	4.15%	(19.73)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,040,181	$1,222,465	$1,403,312	$1,224,728	$1,142,401
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.69%	4.33%	3.63%	2.99%	3.79%
Portfolio turnover rate[c]	27%	27%	29%	30%	35%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE Small-Cap ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009
Net asset value, beginning of year	$35.98	$42.77	$35.67	$32.03	$41.04

Income from investment operations:
Net investment income[a]	1.05	1.04	1.02	0.75	0.74
Net realized and unrealized gain (loss)[b]	8.96	(6.67)	7.56	3.63	(9.19)

Total from investment operations	10.01	(5.63)	8.58	4.38	(8.45)

Less distributions from:
Net investment income	(1.32)	(1.16)	(1.48)	(0.74)	(0.56)

Total distributions	(1.32)	(1.16)	(1.48)	(0.74)	(0.56)

Net asset value, end of year	$44.67	$35.98	$42.77	$35.67	$32.03

Total return	28.21%	(13.06)%	24.21%	13.77%	(20.31)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,179,747	$1,388,891	$1,548,384	$1,062,919	$377,999
Ratio of expenses to average net assets[c]	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	2.53%	2.81%	2.46%	2.13%	2.76%
Portfolio turnover rate[d]	12%	16%	12%	15%	23%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Ratios for the years ended July 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These schedules of investments relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares MSCI ETF	Former Name [a]	Diversification Classification
EAFE Growth	iShares MSCI EAFE Growth Index Fund	Diversified
EAFE Value	iShares MSCI EAFE Value Index Fund	Diversified
EAFE Small-Cap	iShares MSCI EAFE Small Cap Index Fund	Diversified

[a]	The Funds changed their names effective July 1, 2013.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares MSCI ETF and Investment Type	Investments
	Level 1	Level 2	Level 3		Total
EAFE Growth
Assets:
Common Stocks	$1,511,471,301	$—	$—		$1,511,471,301
Preferred Stocks	7,046,550	—	—		7,046,550
Rights	—	10,126	—		10,126
Money Market Funds	9,202,741	—	—		9,202,741

	$1,527,720,592	$10,126	$—		$1,527,730,718

EAFE Value
Assets:
Common Stocks	$2,014,117,592	$—	$34		$2,014,117,626
Preferred Stocks	16,941,519	—	—		16,941,519
Rights	28,022	801,589	—		829,611
Money Market Funds	23,603,506	—	—		23,603,506

	$2,054,690,639	$801,589	$34		$2,055,492,262

EAFE Small-Cap
Assets:
Common Stocks	$2,167,582,123	$622,951	$42		$2,168,205,116
Preferred Stocks	4,867,819	—	0	[a]	4,867,819
Warrants	419	—	—		419
Money Market Funds	142,367,059	—	—		142,367,059

	$2,314,817,420	$622,951	$42		$2,315,440,413

[a]	Rounds to less than $1.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of July 31, 2013, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.40% based on the average daily net assets of each Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended July 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iShares MSCI ETF	Securities Lending Agent Fees
EAFE Growth	$104,987
EAFE Value	162,299
EAFE Small-Cap	1,034,684

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES® TRUST

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2013 were as follows:

iShares MSCI ETF	Purchases	Sales
EAFE Growth	$369,393,445	$369,173,455
EAFE Value	453,599,389	450,670,746
EAFE Small-Cap	220,387,086	227,508,441

In-kind transactions (see Note 4) for the year ended July 31, 2013 were as follows:

iShares MSCI ETF	In-kind Purchases	In-kind Sales
EAFE Growth	$70,056,052	$—
EAFE Value	659,475,069	118,727,676
EAFE Small-Cap	495,781,666	65,253,406

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of July 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of July 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares MSCI ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
EAFE Growth	$—	$490,401	$(490,401)
EAFE Value	17,410,519	594,477	(18,004,996)
EAFE Small-Cap	20,876,143	4,889,406	(25,765,549)

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 was as follows:

iShares MSCI ETF	2013	2012
EAFE Growth
Ordinary income	$31,714,622	$29,526,076

EAFE Value
Ordinary income	$62,500,156	$56,015,710

EAFE Small-Cap
Ordinary income	$57,927,238	$42,611,539

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares MSCI ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
EAFE Growth	$2,541,548	$(461,699,085)	$344,471,471	$(30,582,529)	$(145,268,595)
EAFE Value	4,056,178	(262,552,874)	40,788,771	(7,141,267)	(224,849,192)
EAFE Small-Cap	8,600,356	(27,216,227)	213,813,832	—	195,197,961

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2014.

As of July 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares MSCI ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
EAFE Growth	$93,181,454	$2,756,980	$19,510,202	$255,395,852	$90,854,597	$461,699,085
EAFE Value	30,944,578	3,201,806	26,442,709	117,568,907	84,394,874	262,552,874
EAFE Small-Cap	19,910,851	—	—	7,305,376	—	27,216,227

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares MSCI ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
EAFE Growth	$1,183,258,797	$389,380,971	$(44,909,050)	$344,471,921
EAFE Value	2,014,614,341	247,633,965	(206,756,044)	40,877,921
EAFE Small-Cap	2,101,622,601	431,229,921	(217,412,109)	213,817,812

Management has reviewed the tax positions as of July 31, 2013, inclusive of open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI EAFE Growth ETF, iShares MSCI EAFE Value ETF and iShares MSCI EAFE Small-Cap ETF (the “Funds”), at July 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 20, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	61

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended July 31, 2013, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares MSCI ETF	Foreign Source Income Earned	Foreign Taxes Paid
EAFE Growth	$38,418,940	$2,537,523
EAFE Value	74,354,547	5,371,893
EAFE Small-Cap	53,896,210	3,436,449

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2013:

iShares MSCI ETF	Qualified Dividend Income
EAFE Growth	$34,252,145
EAFE Value	67,872,049
EAFE Small-Cap	40,716,333

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the of supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, including adding “at cost” funds, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	63

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c)

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds, except for iShares MSCI EAFE Value Index Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	65

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares MSCI ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
EAFE Growth	$1.351971	$—	$—	$1.351971	100%	—%	—%	100%
EAFE Value	1.688186	—	—	1.688186	100	—	—	100
EAFE Small-Cap	1.132255	—	0.187500	1.319755	86	—	14	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI EAFE Growth ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	7	0.51%
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	10	0.73
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	27	1.95
Greater than 1.0% and Less than 1.5%	86	6.22
Greater than 0.5% and Less than 1.0%	262	18.96
Between 0.5% and –0.5%	725	52.46
Less than –0.5% and Greater than –1.0%	120	8.68
Less than –1.0% and Greater than –1.5%	73	5.28
Less than –1.5% and Greater than –2.0%	28	2.03
Less than –2.0% and Greater than –2.5%	11	0.80
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	6	0.44
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –5.5%	4	0.29

	1,382	100.00%

SUPPLEMENTAL INFORMATION	67

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI EAFE Value ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	4	0.29%
Greater than 5.5% and Less than 6.0%	1	0.07
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	13	0.94
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	29	2.10
Greater than 1.0% and Less than 1.5%	84	6.08
Greater than 0.5% and Less than 1.0%	292	21.13
Between 0.5% and –0.5%	681	49.28
Less than –0.5% and Greater than –1.0%	124	8.97
Less than –1.0% and Greater than –1.5%	75	5.43
Less than –1.5% and Greater than –2.0%	32	2.32
Less than –2.0% and Greater than –2.5%	10	0.73
Less than –2.5% and Greater than –3.0%	8	0.58
Less than –3.0% and Greater than –3.5%	8	0.58
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0%	4	0.29

	1,382	100.00%

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI EAFE Small-Cap ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	7	0.51%
Greater than 5.5% and Less than 6.0%	1	0.07
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	7	0.51
Greater than 3.0% and Less than 3.5%	6	0.44
Greater than 2.5% and Less than 3.0%	13	0.94
Greater than 2.0% and Less than 2.5%	33	2.39
Greater than 1.5% and Less than 2.0%	58	4.20
Greater than 1.0% and Less than 1.5%	140	10.13
Greater than 0.5% and Less than 1.0%	334	24.16
Between 0.5% and –0.5%	564	40.80
Less than –0.5% and Greater than –1.0%	117	8.46
Less than –1.0% and Greater than –1.5%	45	3.26
Less than –1.5% and Greater than –2.0%	32	2.32
Less than –2.0% and Greater than –2.5%	6	0.44
Less than –2.5% and Greater than –3.0%	8	0.58
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5%	3	0.22

	1,382	100.00%

SUPPLEMENTAL INFORMATION	69

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 299 Funds (as of July 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	71

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	73

Notes:

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc. nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-72-0713

JULY 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares MSCI EAFE ETF | EFA | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE ETF

INTERNATIONAL MARKET OVERVIEW

International equities delivered solid performance for the 12-month period ended July 31, 2013 (the “reporting period”), although ongoing concerns about sovereign debt issues in Europe and slowing economic growth in China kept volatility levels elevated. Investors largely dismissed the negative news for much of the reporting period, choosing to focus on the potential effect of unprecedented intervention levels from central banks around the world.

Issues surrounding economic conditions in Europe resurfaced throughout the reporting period. At the beginning of the reporting period, concerns about the ongoing bailout of Greece and the effect on other southern European countries resulted in the European Central Bank’s pledge to protect the euro and support bond markets in the euro zone. European markets largely rebounded in late 2012 and into early 2013. In the first quarter of 2013, an economic crisis on the island of Cyprus drove concerns about the health of the European financial system, until the announcement of a bailout plan alleviated worries. In the final months of the reporting period, European stocks struggled again as the prospect of slow global economic growth materialized. Austerity programs intended to reduce national debts were blamed for impeding growth in the region. In May 2013, the European Union announced it would ease its austerity measures, giving some countries, including Spain and France, additional time to reach their respective deficit reduction targets. Also in May, the European Central Bank cut its benchmark interest rate. Despite these actions, many countries in the euro zone remained in or near recession. For the second quarter of 2013 though, the euro zone as a whole did experience gross domestic product (“GDP”) growth of 0.30% — its first positive quarter since 2011. Underlying the GDP figures for the area, Germany and France experienced positive economic growth of 0.7% and 0.5%, respectively, while Spain and Italy’s economies contracted less than in previous quarters.

The Bank of Japan took decisive action to improve economic conditions through quantitative easing, instituting a plan in early 2013 to purchase 7.5 trillion yen in bonds per month and double the country’s monetary base. Although the country’s GDP growth for the first quarter of 2013 was stronger than expected, industrial production continued to decline. A declining yen helped export levels, although export growth fell short of expectations. In Japan, personal spending improved through the course of the reporting period, although consumer confidence weakened in the final months of the reporting period.

Emerging market countries generally lagged developed markets. During the reporting period, economic growth slowed in China and Latin America. Commodities prices declined around the world during the reporting period, hurting many commodities-driven emerging market countries. Late in the reporting period, concern that the U.S. Federal Reserve Bank (the “Fed”) would begin to taper its bond-buying program led investors to abandon emerging market holdings, including both bonds and stocks. In the past several years, emerging markets have benefited from investors seeking higher yielding alternatives in a low-interest rate environment.

From a sector perspective, consumer discretionary stocks were among the strongest performers during the reporting period. Although pessimistic by historic standards, consumer confidence in the euro zone improved for eight consecutive months through July 2013, with German consumers ranking among the highest in terms of sentiment. Financials companies also gained, benefiting from expectations of rising interest rates. The health care sector, which generally benefits from demand regardless of economic conditions, delivered solid results. Materials stocks declined as a group, as the economic slowdown in China crimped demand for commodities. Energy stocks delivered nearly flat returns as a sector, reflecting a drop in oil prices and weak demand from China.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.39%	24.48%	23.48%	23.39%	24.48%	23.48%
5 Years	1.01%	1.19%	1.05%	5.16%	6.10%	5.38%
10 Years	7.84%	7.93%	7.97%	112.62%	114.54%	115.25%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,041.50	$1.72	$1,000.00	$1,023.10	$1.71	0.34%

[a]	Expenses are calculated using the Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE ETF

The iShares MSCI EAFE ETF (the “Fund”), formerly the iShares MSCI EAFE Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE® Index (the “Index”). The Index has been developed by MSCI Inc. as an equity benchmark for international stock performance. The Index includes stocks from Europe, Australasia and the Far East. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 23.39%, net of fees, while the total return for the Index was 23.48%.

International stocks, as represented by the Index, delivered double-digit gains for the reporting period. Although headwinds appeared throughout the reporting period, keeping volatility levels high, investors largely focused on the promise of unprecedented central bank intervention.

Equity market performance in the euro zone overall was solid for the reporting period. Most major markets achieved strong double-digit gains, although some of the gains were trimmed late in the period as some euro zone countries struggled with recession.

The United Kingdom, which accounted for an average weight of 22% of the Index, delivered modest gains for the reporting period. The country’s GDP growth turned positive in the first two quarters of 2013, as the service sector, along with manufacturing and construction levels, improved and housing prices rebounded.

Japan, which represented 21% of the Index on average, delivered solid returns for the reporting period. Since the newly appointed governor of the Bank of Japan initiated a massive stimulus program, GDP growth and unemployment levels have improved. A declining yen helped export levels, although export growth fell short of expectations.

Representing 9% of the Index on average, Australia gained modestly for the reporting period. The country struggled with recession, as the mining-driven economy was hurt by the economic slowdown in China.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Financial	24.81%
Consumer Non-Cyclical	22.65
Consumer Cyclical	12.57
Industrial	11.43
Communications	7.33
Basic Materials	7.24
Energy	6.75
Utilities	3.67
Technology	2.27
Diversified	0.75
Short-Term and Other Net Assets	0.53

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Nestle SA Registered (Switzerland)	1.82%
HSBC Holdings PLC (United Kingdom)	1.75
Roche Holding AG Genusschein (Switzerland)	1.45
Toyota Motor Corp. (Japan)	1.40
Novartis AG Registered (Switzerland)	1.38
Vodafone Group PLC (United Kingdom)	1.23
BP PLC (United Kingdom)	1.10
Sanofi (France)	1.06
Royal Dutch Shell PLC Class A (United Kingdom)	1.06
GlaxoSmithKline PLC (United Kingdom)	1.05

TOTAL	13.30%

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2013 and held through July 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 98.81%

AUSTRALIA — 7.77%
AGL Energy Ltd.	1,970,185	$25,726,478
ALS Ltd.[a]	1,318,292	10,044,531
Alumina Ltd.[b]	8,719,383	7,590,455
Amcor Ltd.	4,243,565	40,330,830
AMP Ltd.	10,395,525	42,169,185
APA Group	2,874,050	15,475,900
Asciano Ltd.	3,314,532	15,111,107
ASX Ltd.	670,916	20,893,345
Aurizon Holdings Ltd.	6,655,645	27,117,918
Australia and New Zealand Banking Group Ltd.	9,582,057	255,918,698
Bendigo and Adelaide Bank Ltd.	1,322,611	12,676,919
BGP Holdings PLC[b,c]	33,026,812	439
BHP Billiton Ltd.	11,308,542	351,556,264
Boral Ltd.	2,649,798	10,082,981
Brambles Ltd.	5,506,681	44,873,104
Caltex Australia Ltd.	485,112	8,145,658
CFS Retail Property Trust Group	6,699,999	12,326,476
Coca-Cola Amatil Ltd.	2,046,847	23,604,720
Cochlear Ltd.	203,660	11,163,879
Commonwealth Bank of Australia	5,672,575	377,792,228
Computershare Ltd.	1,612,360	14,151,785
Crown Ltd.	1,438,169	16,520,768
CSL Ltd.	1,773,396	105,152,687
Dexus Property Group	15,687,106	14,782,316
Echo Entertainment Group Ltd.	2,660,094	6,254,731
Federation Centres	4,518,153	9,488,272
Flight Centre Ltd.[a]	178,485	7,264,226
Fortescue Metals Group Ltd.	5,399,775	17,736,466
Goodman Group	5,876,235	24,891,524
GPT Group	5,642,095	18,532,407
Harvey Norman Holdings Ltd.	2,062,863	4,924,503
Iluka Resources Ltd.	1,483,936	14,675,980
Incitec Pivot Ltd.	5,851,060	13,810,221
Insurance Australia Group Ltd.	7,359,020	38,371,295
James Hardie Industries SE	1,530,840	12,694,398
Leighton Holdings Ltd.	555,705	8,238,814
Lend Lease Group	1,862,642	14,660,181
Macquarie Group Ltd.	1,156,717	45,562,027
Metcash Ltd.	3,158,934	9,780,701
Mirvac Group	12,570,507	18,501,502

Security	Shares	Value

National Australia Bank Ltd.	8,183,935	$229,374,163
Newcrest Mining Ltd.	2,710,955	29,754,942
Orica Ltd.	1,316,891	21,367,740
Origin Energy Ltd.	3,887,739	41,694,171
Qantas Airways Ltd.[b]	4,113,135	4,651,080
QBE Insurance Group Ltd.	4,233,269	62,344,018
Ramsay Health Care Ltd.	486,256	16,072,263
Rio Tinto Ltd.	1,533,135	79,128,714
Santos Ltd.	3,379,747	41,463,222
Seek Ltd.	1,125,822	9,527,781
Sonic Healthcare Ltd.	1,355,794	17,411,801
SP AusNet	6,309,853	6,682,079
Stockland Corp. Ltd.	7,870,444	25,286,726
Suncorp Group Ltd.	4,549,048	52,338,212
Sydney Airport	913,017	2,941,600
Tabcorp Holdings Ltd.	2,504,496	7,349,849
Tatts Group Ltd.	4,711,510	13,488,422
Telstra Corp. Ltd.	15,528,076	69,539,015
Toll Holdings Ltd.	2,336,307	11,175,513
Transurban Group	4,635,999	28,208,719
Treasury Wine Estates Ltd.	2,264,228	9,692,792
Wesfarmers Ltd.	3,555,944	129,438,419
Westfield Group	7,600,432	76,531,720
Westfield Retail Trust	10,132,377	27,370,843
Westpac Banking Corp.	10,858,901	301,033,012
Whitehaven Coal Ltd.[a]	1,930,405	3,404,249
Woodside Petroleum Ltd.	2,322,579	78,352,555
Woolworths Ltd.	4,362,555	130,453,654
WorleyParsons Ltd.	725,380	14,341,363

		3,269,014,556
AUSTRIA — 0.27%
Andritz AG	252,852	13,614,645
Erste Group Bank AG	884,411	26,810,760
IMMOEAST AG Escrow[b,c]	1,571,072	21
IMMOFINANZ AGb	3,213,853	13,131,145
IMMOFINANZ AG Escrow[b,c]	1,157,632	15
OMV AG	517,151	22,843,044
Raiffeisen International Bank Holding AGa	178,485	5,414,296
Telekom Austria AG	876,402	6,080,492
Verbund AGa	255,140	5,022,528
Vienna Insurance Group AG	153,317	7,914,251
Voestalpine AG	380,994	14,577,594

		115,408,791

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

BELGIUM — 1.18%
Ageas	822,627	$32,873,534
Anheuser-Busch InBev NV	2,834,003	272,375,454
Belgacom SA	561,767	13,743,989
Colruyt SA	270,019	15,374,400
Delhaize Brothers and Co. “The Lion” (Delhaize Group)	364,978	23,919,215
Groupe Bruxelles Lambert SA	290,611	23,604,761
KBC Groep NV	826,059	33,071,010
Solvay SA	212,812	28,766,894
Telenet Group Holding NV	203,660	9,842,299
UCB SA	397,017	22,840,035
Umicore SA	413,033	18,573,122

		494,984,713
DENMARK — 1.14%
A.P. Moeller-Maersk A/S Class A	1,330	9,835,533
A.P. Moeller-Maersk A/S Class B	5,271	41,270,489
Carlsberg A/S Class B	380,994	37,695,639
Coloplast A/S Class B	399,305	23,299,015
Danske Bank A/Sb	2,314,571	42,585,303
DSV A/S	645,293	16,895,195
Novo Nordisk A/S Class B	1,434,737	242,253,215
Novozymes A/S Class B	837,506	28,655,250
TDC A/S	2,379,786	20,786,304
TrygVesta A/S	85,814	7,772,094
William Demant Holding A/Sa,b	99,542	8,751,257

		479,799,294
FINLAND — 0.77%
Elisa OYJ	524,015	11,237,387
Fortum OYJ	1,570,887	30,975,654
Kesko OYJ Class B	220,820	6,922,827
Kone OYJ Class B	545,751	40,509,365
Metso OYJ	451,936	15,884,735
Neste Oil OYJ	458,800	6,634,380
Nokia OYJ[a,b]	13,239,824	51,862,484
Nokian Renkaat OYJ	405,025	17,957,560
Orion OYJ Class B	350,106	8,549,296
Pohjola Bank PLC Class A	499,984	8,590,916
Sampo OYJ Class A	1,465,625	64,144,459
Stora Enso OYJ Class R	1,923,281	14,237,597
UPM-Kymmene OYJ	1,839,755	20,483,876
Wartsila OYJ Abp	591,820	26,734,559

		324,725,095

Security	Shares	Value

FRANCE — 9.77%
Accor SA	531,240	$20,005,346
Aeroports de Paris	100,686	10,381,489
ALSTOM	749,404	25,295,347
ArcelorMittal	3,581,119	47,062,111
Arkema SA	220,820	22,093,817
Atos SA	195,652	14,681,103
AXA SA	6,211,462	136,708,794
BNP Paribas SA	3,538,784	228,534,651
Bouygues SAa	660,165	19,258,907
Bureau Veritas SA	764,276	22,641,170
Cap Gemini SA	546,895	29,882,909
Carrefour SA	2,120,070	64,945,173
Casino Guichard-Perrachon SA	196,796	20,199,696
Christian Dior SA	191,069	33,768,935
CNP Assurances SA	576,646	9,739,698
Compagnie de Saint-Gobain	1,400,410	64,804,784
Compagnie Generale de Geophysique-Veritas[b]	562,911	14,201,768
Compagnie Generale des Etablissements Michelin Class B	648,725	65,019,198
Credit Agricole SAb	3,542,216	33,761,954
Danone SA	2,019,384	159,277,503
Dassault Systemes SA	223,108	29,263,970
Edenred SA	639,585	20,454,742
Electricite de France SA	852,378	24,962,517
Essilor International SA	713,940	79,727,252
Eurazeo	130,437	8,366,464
European Aeronautic Defence and Space Co. NV	2,010,790	119,844,202
Eutelsat Communications SA	491,630	13,718,823
Fonciere des Regions	96,695	7,904,087
GDF Suez	4,681,766	98,037,105
Gecina SA	72,086	8,827,244
Gemalto NVa	284,891	29,733,796
Groupe Eurotunnel SA Registered	1,945,017	15,237,878
Icade	78,055	7,030,264
Iliad SA	81,238	19,131,080
Imerys SA	117,846	7,769,323
JCDecaux SA	233,404	7,475,404
Kering SA	265,443	60,659,836
Klepierre	340,954	14,754,661
L’Air Liquide SA	1,110,950	147,192,979

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

L’Oreal SA	856,954	$143,319,328
Lafarge SA	656,733	41,914,749
Lagardere SCA	416,465	13,153,179
Legrand SA	831,786	43,019,777
LVMH Moet Hennessy Louis Vuitton SA	893,562	162,137,477
Natixis	3,291,652	16,762,098
Orange SA	6,576,433	64,524,574
Pernod Ricard SA	745,972	88,653,247
Publicis Groupe SA	620,118	49,932,420
Remy Cointreau SA	80,094	8,276,378
Renault SA	687,621	54,025,623
Rexel SA	502,272	12,161,687
Safran SA	836,470	49,026,601
Sanofi	4,201,230	447,236,689
Schneider Electric SA	1,848,907	146,837,828
SCOR SE	577,790	18,432,426
SES SA Class A FDR	1,097,222	32,198,517
Societe BIC SA	101,830	11,276,930
Societe Generale	2,471,313	99,151,533
Sodexo	326,082	29,728,959
STMicroelectronics NV	2,301,987	19,749,299
Suez Environnement SA	993,104	14,050,678
Technip SA	356,970	39,318,523
Thales SA	321,506	16,542,832
Total SA	7,494,026	399,032,850
Unibail-Rodamco SE	329,695	79,742,642
Vallourec SA	364,978	21,503,304
Veolia Environnement[a]	1,211,629	16,225,371
Vinci SA	1,621,230	87,380,146
Vivendi SA	4,261,869	90,885,525
Wendel	120,134	13,859,094
Zodiac Aerospace	115,558	16,763,726

		4,109,179,990
GERMANY — 8.08%
Adidas AG	733,388	81,606,904
Allianz SE Registered	1,606,358	249,987,927
Axel Springer AGa	137,301	7,146,754
BASF SE	3,241,309	286,902,826
Bayer AG Registered	2,911,802	337,733,260
Bayerische Motoren Werke AG	1,189,893	116,272,175
Beiersdorf AG	361,546	33,375,087
Brenntag AG	178,485	29,269,666
Celesio AG	306,627	6,921,630
Commerzbank AGb	3,337,725	28,488,888

Security	Shares	Value

Continental AG	392,441	$61,698,579
Daimler AG Registered	3,376,315	234,114,821
Deutsche Bank AG Registered	3,627,815	163,326,992
Deutsche Boerse AG	679,613	47,990,922
Deutsche Lufthansa AG Registered[b]	835,218	16,691,118
Deutsche Post AG Registered	3,144,062	87,963,949
Deutsche Telekom AG Registered	9,957,324	120,953,343
E.ON SE	6,361,340	107,740,293
Fraport AG	122,422	7,920,642
Fresenius Medical Care AG & Co. KGaA	744,828	47,062,517
Fresenius SE & Co. KGaA	439,345	55,351,507
GEA Group AG	609,822	25,114,466
Hannover Rueckversicherung AG Registered	212,812	15,796,359
HeidelbergCement AG	491,976	37,719,835
Henkel AG & Co. KGaA	478,248	39,652,004
Hochtief AG	109,838	8,354,197
Hugo Boss AG	99,025	11,463,330
Infineon Technologies AG	3,887,739	34,246,930
K+S AG Registered[a]	615,542	15,141,364
Kabel Deutschland Holding AG	312,347	35,162,507
Lanxess AG	294,043	18,352,870
Linde AG	657,877	126,491,793
MAN SE	135,013	15,356,871
Merck KGaA	227,684	37,579,649
METRO AG	463,376	15,945,342
Muenchener Rueckversicherungs-Gesellschaft AG Registered	633,846	125,574,558
Osram Licht AGa,b	280,430	10,910,413
QIAGEN NVb	832,930	17,192,867
RWE AG	1,752,804	52,635,534
SAP AG	3,253,893	238,890,533
Siemens AG Registered	2,804,252	306,491,703
Suedzucker AG	280,315	9,132,328
Telefonica Deutschland Holding AG	979,376	6,689,590
ThyssenKrupp AGb	1,360,370	29,534,110
United Internet AG Registered	363,834	11,865,355
Volkswagen AG	102,974	23,402,032

		3,397,216,340

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

GREECE — 0.04%
Hellenic Telecommunications Organization SAb	853,050	$7,702,514
OPAP SA	796,950	7,143,054

		14,845,568
HONG KONG — 3.02%
AAC Technologies Holdings Inc.[a]	2,863,500	13,329,166
AIA Group Ltd.	42,562,400	201,688,925
ASM Pacific Technology Ltd.	801,500	8,712,237
Bank of East Asia Ltd. (The)	5,035,040	18,892,721
BOC Hong Kong (Holdings) Ltd.[a]	12,015,500	37,725,883
Cathay Pacific Airways Ltd.[a]	3,439,000	6,367,739
Cheung Kong (Holdings) Ltd.	5,825,000	81,869,290
Cheung Kong Infrastructure Holdings Ltd.	1,165,000	8,044,221
CLP Holdings Ltd.	6,295,500	52,196,310
First Pacific Co. Ltd.	7,730,250	8,741,616
Galaxy Entertainment Group Ltd.[a,b]	6,871,000	36,191,835
Hang Lung Properties Ltd.[a]	8,015,000	25,992,025
Hang Seng Bank Ltd.[a]	2,631,900	40,282,712
Henderson Land Development Co. Ltd.[a]	3,778,500	23,581,063
HKT Trust and HKT Ltd.	6,871,000	6,724,505
Hong Kong and China Gas Co. Ltd. (The)[a]	21,400,911	54,858,918
Hong Kong Exchanges and Clearing Ltd.[a]	3,893,700	60,498,991
Hopewell Holdings Ltd.[a]	1,147,500	3,639,875
Hutchison Whampoa Ltd.	8,155,000	92,061,641
Hysan Development Co. Ltd.[a]	1,373,000	5,833,438
Kerry Properties Ltd.	2,291,500	9,425,603
Li & Fung Ltd.[a]	20,606,400	27,261,396
Link REIT (The)[a]	7,439,500	36,404,421
MGM China Holdings Ltd.	3,206,000	9,239,312
MTR Corp. Ltd.	5,723,500	21,291,492
New World Development Co. Ltd.	13,735,599	20,084,418
NWS Holdings Ltd.	5,132,000	7,874,667
Orient Overseas International Ltd.[a]	1,037,000	5,756,394
PCCW Ltd.	12,010,000	5,466,588
Power Assets Holdings Ltd.	5,151,500	46,265,091

Security	Shares	Value

Sands China Ltd.	8,239,600	$44,569,390
Shangri-La Asia Ltd.[a]	5,006,666	7,876,024
Sino Land Co. Ltd.	9,166,000	12,953,556
SJM Holdings Ltd.	6,871,000	17,223,238
Sun Hung Kai Properties Ltd.	5,825,000	77,738,271
Swire Pacific Ltd. Class A	2,863,500	33,784,452
Swire Properties Ltd.	3,433,400	10,093,873
Wharf (Holdings) Ltd. (The)[a]	5,727,912	49,299,919
Wheelock and Co. Ltd.	3,496,000	18,211,738
Wynn Macau Ltd.[a]	5,036,400	14,287,015
Yue Yuen Industrial (Holdings) Ltd.[a]	2,291,500	6,308,358

		1,268,648,327
IRELAND — 0.31%
Bank of Ireland[b]	73,966,569	16,696,809
CRH PLC	2,575,431	54,032,628
Elan Corp. PLC[b]	1,784,096	27,433,161
Kerry Group PLC Class A	518,295	31,795,677
Ryanair Holdings PLC	177,504	1,637,635

		131,595,910
ISRAEL — 0.48%
Bank Hapoalim BMa	3,488,441	16,721,178
Bank Leumi le-Israel BMb	4,182,926	14,063,215
Bezeq The Israel Telecommunication Corp. Ltd.	6,481,474	10,469,892
Delek Group Ltd. (The)	16,023	4,523,654
Israel Chemicals Ltd.	1,526,264	12,198,804
Israel Corp. Ltd. (The)[b]	8,414	3,955,168
Mellanox Technologies Ltd.[b]	129,315	5,864,593
Mizrahi Tefahot Bank Ltd.[b]	413,575	4,417,440
NICE Systems Ltd.	216,690	8,325,109
Teva Pharmaceutical Industries Ltd.	3,005,624	119,101,425

		199,640,478
ITALY — 2.05%
Assicurazioni Generali SpA	4,108,559	80,796,708
Atlantia SpA	1,151,020	21,794,729
Banca Monte dei Paschi di Siena SpA[a,b]	23,607,886	6,438,825
Enel Green Power SpA	6,071,880	13,472,516
Enel SpA	23,196,004	77,125,249
Eni SpA	8,949,355	197,383,321
Exor SpA	239,124	7,849,115
Fiat Industrial SpA	3,012,488	37,021,229

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Fiat SpA[a,b]	3,244,741	$25,808,095
Finmeccanica SpA[b]	1,431,305	7,465,394
Intesa Sanpaolo SpA	40,661,995	76,994,072
Luxottica Group SpA	574,351	30,597,602
Mediobanca SpA	1,847,763	11,320,691
Pirelli & C. SpA	874,114	11,467,641
Prysmian SpA	713,940	14,485,522
Saipem SpA	942,485	20,086,236
Snam SpA	6,887,480	32,448,382
Telecom Italia SpA	34,378,685	23,212,895
Telecom Italia SpA RNC	23,004,090	12,038,173
Tenaris SA	1,663,565	37,419,869
Terna SpA	5,052,605	22,475,494
UniCredit SpA	15,224,220	82,721,759
Unione di Banche Italiane SpA	3,050,240	12,928,436

		863,351,953
JAPAN — 21.53%
ABC-MART Inc.	18,700	840,364
Acom Co. Ltd.[b]	137,350	4,217,345
Advantest Corp.	461,900	6,015,901
AEON Co. Ltd.	2,059,900	28,231,866
AEON Credit Service Co. Ltd.	229,590	6,669,093
AEON Mall Co. Ltd.	378,210	9,390,360
Air Water Inc.	138,000	2,017,630
Aisin Seiki Co. Ltd.	687,100	27,175,222
Ajinomoto Co. Inc.	2,330,000	32,407,503
Alfresa Holdings Corp.	115,100	5,693,269
Amada Co. Ltd.	1,165,000	8,350,618
ANA Holdings Inc.[a]	3,439,000	7,062,966
Aozora Bank Ltd.	3,439,000	10,594,449
Asahi Glass Co. Ltd.	3,847,000	24,837,019
Asahi Group Holdings Ltd.	1,259,100	31,991,164
Asahi Kasei Corp.	4,583,000	28,936,434
ASICS Corp.	458,300	7,683,765
Astellas Pharma Inc.	1,487,990	79,426,033
Bank of Kyoto Ltd. (The)	1,912,000	15,240,791
Bank of Yokohama Ltd. (The)	4,583,000	25,068,924
Benesse Holdings Inc.	229,500	7,886,838
Bridgestone Corp.	2,288,700	80,978,862
Brother Industries Ltd.	687,100	7,614,651
Calbee Inc.	22,000	2,109,298
Canon Inc.	4,004,700	123,168,293
Casio Computer Co. Ltd.	692,500	6,160,719
Central Japan Railway Co.	582,500	71,187,535
Chiba Bank Ltd. (The)	3,439,000	23,741,355

Security	Shares	Value

Chiyoda Corp.	331,000	$3,917,279
Chubu Electric Power Co. Inc.	2,288,700	31,646,912
Chugai Pharmaceutical Co. Ltd.	687,100	13,587,611
Chugoku Bank Ltd. (The)	152,000	1,968,868
Chugoku Electric Power Co. Inc. (The)	1,030,300	15,094,935
Citizen Holdings Co. Ltd.	801,500	4,571,618
Coca-Cola West Co. Ltd.	343,900	6,657,370
Cosmo Oil Co. Ltd.[b]	1,151,000	2,129,856
Credit Saison Co. Ltd.	572,700	12,815,949
Dai Nippon Printing Co. Ltd.	2,330,000	20,704,794
Dai-ichi Life Insurance Co. Ltd. (The)	29,751	40,442,364
Daicel Corp.	1,151,000	9,888,618
Daido Steel Co. Ltd.	1,151,000	6,658,726
Daihatsu Motor Co. Ltd.	486,000	10,653,409
Daiichi Sankyo Co. Ltd.	2,288,795	37,163,394
Daikin Industries Ltd.	801,500	33,248,132
Dainippon Sumitomo Pharma Co. Ltd.	458,300	6,066,866
Daito Trust Construction Co. Ltd.	233,000	21,225,967
Daiwa House Industry Co. Ltd.	2,330,000	42,712,521
Daiwa Securities Group Inc.	5,825,000	49,511,464
Dena Co. Ltd.[a]	349,900	6,620,547
Denso Corp.	1,716,700	77,845,376
Dentsu Inc.	687,100	21,865,924
Don Quijote Co. Ltd.	115,100	6,003,386
East Japan Railway Co.	1,165,000	93,455,849
Eisai Co. Ltd.	915,900	38,599,009
Electric Power Development Co. Ltd.	458,300	15,120,568
FamilyMart Co. Ltd.	229,500	10,091,887
FANUC Corp.	699,000	105,608,662
Fast Retailing Co. Ltd.	189,000	64,470,032
Fuji Electric Co. Ltd.	2,295,000	8,563,520
Fuji Heavy Industries Ltd.	2,330,000	57,376,442
FUJIFILM Holdings Corp.	1,602,300	35,074,494
Fujitsu Ltd.	6,871,000	26,267,053
Fukuoka Financial Group Inc.	3,439,000	15,454,608
Furukawa Electric Co. Ltd.	2,295,000	5,530,120
Gree Inc.[a]	343,900	2,776,235
GungHo Online Entertainment Inc.[a,b]	11,447	9,310,762
Gunma Bank Ltd. (The)	2,155,000	12,160,287
Hachijuni Bank Ltd. (The)	1,165,000	6,822,632

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Hakuhodo DY Holdings Inc.	61,400	$4,213,817
Hamamatsu Photonics K.K.	229,500	7,945,173
Hankyu Hanshin Holdings Inc.	4,583,000	26,140,644
Hino Motors Ltd.	1,165,000	17,850,186
Hirose Electric Co. Ltd.	116,500	15,504,906
Hiroshima Bank Ltd. (The)	1,151,000	4,774,623
Hisamitsu Pharmaceutical Co. Inc.	116,500	6,396,218
Hitachi Chemical Co. Ltd.	229,500	3,852,417
Hitachi Construction Machinery Co. Ltd.	345,100	6,789,370
Hitachi High-Technologies Corp.	229,500	4,998,109
Hitachi Ltd.	17,167,000	114,848,111
Hitachi Metals Ltd.	248,000	2,972,823
Hokkaido Electric Power Co. Inc.[b]	572,700	7,458,987
Hokuhoku Financial Group Inc.	4,583,000	8,620,355
Hokuriku Electric Power Co.	572,700	8,239,240
Honda Motor Co. Ltd.	5,720,700	211,134,574
Hoya Corp.	1,487,900	31,980,282
Hulic Co. Ltd.	915,900	10,941,818
IBIDEN Co. Ltd.	347,800	5,176,953
Idemitsu Kosan Co. Ltd.	115,100	9,560,948
IHI Corp.	4,583,000	19,244,360
INPEX Corp.	8,015	34,959,433
Isetan Mitsukoshi Holdings Ltd.	1,144,700	15,758,465
Isuzu Motors Ltd.	4,583,000	32,477,769
ITOCHU Corp.	5,148,700	61,037,916
Itochu Techno-Solutions Corp.	115,100	4,546,424
Iyo Bank Ltd. (The)	224,000	2,131,707
J. Front Retailing Co. Ltd.	1,980,600	15,707,061
Japan Airlines Co. Ltd.	229,500	12,133,598
Japan Exchange Group Inc.	149,400	13,974,684
Japan Petroleum Exploration Co. Ltd.	115,100	4,926,755
Japan Prime Realty Investment Corp.	2,295	6,260,470
Japan Real Estate Investment Corp.	1,626	17,127,101
Japan Retail Fund Investment Corp.	6,871	13,482,822
Japan Steel Works Ltd. (The)	1,151,000	6,448,081
Japan Tobacco Inc.	3,890,300	135,471,277
JFE Holdings Inc.	1,716,775	38,697,475
JGC Corp.	1,165,000	40,983,173
Joyo Bank Ltd. (The)	2,330,000	12,508,159

Security	Shares	Value

JSR Corp.	603,300	$10,869,276
JTEKT Corp.	687,100	8,613,637
JX Holdings Inc.	7,551,800	40,002,926
Kajima Corp.	3,439,000	12,062,986
Kamigumi Co. Ltd.	1,151,000	9,514,138
Kaneka Corp.	1,151,000	7,770,464
Kansai Electric Power Co. Inc. (The)[b]	2,403,100	29,319,506
Kansai Paint Co. Ltd.	423,000	5,470,551
Kao Corp.	1,831,100	58,458,177
Kawasaki Heavy Industries Ltd.	4,583,000	16,728,148
KDDI Corp.	1,945,500	107,011,896
Keikyu Corp.	2,295,000	19,087,082
Keio Corp.	2,295,000	16,100,351
Keisei Electric Railway Co. Ltd.	506,000	4,856,530
Keyence Corp.	156,223	50,827,472
Kikkoman Corp.	1,165,000	19,994,103
Kinden Corp.	1,165,000	11,299,985
Kintetsu Corp.[a]	5,727,000	24,513,924
Kirin Holdings Co. Ltd.	3,495,000	51,560,622
Kobe Steel Ltd.[b]	9,159,000	14,433,887
Koito Manufacturing Co. Ltd.	125,000	2,407,097
Komatsu Ltd.	3,203,900	71,273,786
Konami Corp.	343,900	7,594,436
Konica Minolta Holdings Inc.	1,719,500	14,038,519
Kubota Corp.	3,832,000	55,714,097
Kuraray Co. Ltd.	1,144,700	15,583,888
Kurita Water Industries Ltd.	458,300	9,319,303
Kyocera Corp.	582,500	58,928,118
Kyowa Hakko Kirin Co. Ltd.	1,165,000	11,584,261
Kyushu Electric Power Co. Inc.[b]	1,487,900	20,649,520
Lawson Inc.	229,500	17,920,390
LIXIL Group Corp.	915,980	21,438,523
M3 Inc.	2,295	6,300,137
Makita Corp.	349,500	18,158,152
Marubeni Corp.	5,727,000	39,711,392
Marui Group Co. Ltd.	687,100	6,671,552
Maruichi Steel Tube Ltd.	115,100	2,760,621
Mazda Motor Corp.[b]	9,159,000	38,179,960
McDonald’s Holdings Co. (Japan) Ltd.	184,900	5,109,635
Medipal Holdings Corp.	343,900	4,251,766
Meiji Holdings Co. Ltd.	229,552	10,735,999
Miraca Holdings Inc.	229,500	11,036,907
Mitsubishi Chemical Holdings Corp.	4,579,500	21,464,587

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Mitsubishi Corp.	4,805,500	$87,408,261
Mitsubishi Electric Corp.	6,990,000	67,728,839
Mitsubishi Estate Co. Ltd.	4,660,000	118,022,063
Mitsubishi Gas Chemical Co. Inc.	1,165,000	8,599,359
Mitsubishi Heavy Industries Ltd.	10,485,000	56,180,113
Mitsubishi Materials Corp.	4,583,000	16,122,393
Mitsubishi Motors Corp.[b]	1,373,600	18,071,663
Mitsubishi Tanabe Pharma Corp.	801,500	10,764,898
Mitsubishi UFJ Financial Group Inc.	44,392,180	271,259,216
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,059,900	10,555,535
Mitsui & Co. Ltd.	5,949,500	79,544,431
Mitsui Chemicals Inc.	2,911,000	6,718,489
Mitsui Fudosan Co. Ltd.	3,034,000	91,400,966
Mitsui O.S.K. Lines Ltd.[b]	3,505,000	13,470,490
Mizuho Financial Group Inc.	78,945,160	162,939,022
MS&AD Insurance Group Holdings Inc.	1,831,188	47,327,334
Murata Manufacturing Co. Ltd.	699,000	47,900,564
Nabtesco Corp.	343,900	7,185,344
Namco Bandai Holdings Inc.	687,100	11,079,666
NEC Corp.	9,192,000	20,747,537
Nexon Co. Ltd.	343,900	4,332,185
NGK Insulators Ltd.	1,165,000	15,516,751
NGK Spark Plug Co. Ltd.	524,000	10,378,242
NHK Spring Co. Ltd.	458,300	5,302,683
Nidec Corp.	349,500	28,427,635
Nikon Corp.	1,144,700	23,847,189
Nintendo Co. Ltd.	359,100	45,346,164
Nippon Building Fund Inc.	2,330	25,276,905
Nippon Electric Glass Co. Ltd.	1,279,500	6,855,742
Nippon Express Co. Ltd.	3,439,000	16,188,877
Nippon Meat Packers Inc.	1,165,000	17,885,720
Nippon Prologis REIT Inc.	890	7,691,526
Nippon Steel & Sumitomo Metal Corp.	26,725,350	77,441,154
Nippon Telegraph and Telephone Corp.	1,487,900	74,655,955
Nippon Yusen K.K.	5,727,000	15,837,975
Nishi-Nippon City Bank Ltd. (The)	3,439,000	8,846,190
Nissan Motor Co. Ltd.	8,581,400	89,604,980

Security	Shares	Value

Nisshin Seifun Group Inc.	582,700	$6,730,183
Nissin Foods Holdings Co. Ltd.	229,500	9,088,531
Nitori Holdings Co. Ltd.	114,750	9,753,546
Nitto Denko Corp.	572,700	32,200,000
NKSJ Holdings Inc.	1,144,750	28,666,761
NOK Corp.	458,300	7,278,375
Nomura Holdings Inc.	12,814,900	97,328,354
Nomura Real Estate Holdings Inc.	458,300	10,637,984
Nomura Real Estate Office Fund Inc.	1,151	5,014,524
Nomura Research Institute Ltd.	343,900	11,223,822
NSK Ltd.	2,330,000	21,747,140
NTT Data Corp.	4,583	16,401,972
NTT DOCOMO Inc.	52,631	79,999,334
NTT Urban Development Corp.	3,439	4,139,877
Obayashi Corp.	2,295,000	12,226,933
Odakyu Electric Railway Co. Ltd.	2,330,000	22,055,106
Oji Holdings Corp.	3,439,000	14,615,444
Olympus Corp.[b]	815,500	24,865,889
Omron Corp.	687,100	21,202,262
Ono Pharmaceutical Co. Ltd.	233,000	14,900,818
Oracle Corp. Japan	115,100	4,470,357
Oriental Land Co. Ltd.	233,000	37,785,064
ORIX Corp.	3,775,900	55,858,213
Osaka Gas Co. Ltd.	6,871,000	28,991,561
Otsuka Corp.	9,400	1,058,940
Otsuka Holdings Co. Ltd.	1,144,700	36,835,702
Panasonic Corp.[b]	7,666,268	66,331,087
PARK24 Co. Ltd.	229,500	4,209,425
Rakuten Inc.	2,631,900	35,402,407
Resona Holdings Inc.	6,063,900	30,025,106
Ricoh Co. Ltd.	2,330,000	26,106,044
Rinnai Corp.	116,500	8,504,601
Rohm Co. Ltd.	343,900	13,251,802
Sankyo Co. Ltd.	229,500	10,103,553
Sanrio Co. Ltd.	115,100	5,593,798
Santen Pharmaceutical Co. Ltd.	229,500	9,975,217
SBI Holdings Inc.	687,180	7,182,360
Secom Co. Ltd.	801,500	44,004,880
Sega Sammy Holdings Inc.	572,738	13,288,477
Sekisui Chemical Co. Ltd.	1,165,000	11,655,330
Sekisui House Ltd.	2,330,000	30,014,844
Seven & I Holdings Co. Ltd.	2,631,980	99,012,007

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Seven Bank Ltd.	1,259,100	$4,646,976
Sharp Corp.[b]	3,439,000	14,125,932
Shikoku Electric Power Co. Inc.[b]	572,700	10,218,987
Shimadzu Corp.	631,000	4,959,209
Shimamura Co. Ltd.	116,500	13,313,609
Shimano Inc.	343,900	30,909,217
Shimizu Corp.	2,295,000	9,520,207
Shin-Etsu Chemical Co. Ltd.	1,398,000	86,988,562
Shinsei Bank Ltd.	5,727,000	12,693,671
Shionogi & Co. Ltd.	1,030,300	20,856,360
Shiseido Co. Ltd.	1,144,700	17,539,148
Shizuoka Bank Ltd. (The)	2,330,000	25,134,767
Showa Denko K.K.	4,599,000	6,172,213
Showa Shell Sekiyu K.K.	458,300	4,212,325
SMC Corp.	233,000	49,203,498
SoftBank Corp.	3,318,300	210,525,057
Sojitz Corp.	3,318,300	5,634,244
Sony Corp.	3,547,100	74,580,883
Sony Financial Holdings Inc.	687,100	11,247,329
Stanley Electric Co. Ltd.	572,700	11,063,291
Sumco Corp.	343,900	3,024,488
Sumitomo Chemical Co. Ltd.	4,583,000	15,050,674
Sumitomo Corp.	3,775,900	50,368,368
Sumitomo Electric Industries Ltd.	2,517,500	33,914,773
Sumitomo Heavy Industries Ltd.	2,295,000	10,640,232
Sumitomo Metal Mining Co. Ltd.	2,330,000	30,322,810
Sumitomo Mitsui Financial Group Inc.	4,576,700	208,698,078
Sumitomo Mitsui Trust Holdings Inc.	10,303,600	47,351,199
Sumitomo Realty & Development Co. Ltd.	1,262,000	52,671,547
Sumitomo Rubber Industries Inc.	572,700	9,508,608
Suntory Beverage & Food Ltd.[b]	466,000	16,345,890
Suruga Bank Ltd.	1,165,000	20,633,725
Suzuken Co. Ltd.	229,540	7,153,069
Suzuki Motor Corp.	1,144,700	27,362,002
Sysmex Corp.	233,000	14,995,577
T&D Holdings Inc.	1,945,500	24,547,461
Taiheiyo Cement Corp.	3,439,000	11,538,508
Taisei Corp.	3,439,000	13,356,698
Taisho Pharmaceutical Holdings Co. Ltd.	115,100	7,817,274

Security	Shares	Value

Taiyo Nippon Sanso Corp.	1,151,000	$8,098,134
Takashimaya Co. Ltd.	1,165,000	11,430,278
Takeda Pharmaceutical Co. Ltd.	2,746,300	122,160,160
TDK Corp.	458,300	16,471,867
Teijin Ltd.	3,439,000	7,447,583
Terumo Corp.	572,700	28,910,127
THK Co. Ltd.	343,900	7,153,875
Tobu Railway Co. Ltd.	3,451,000	17,754,115
Toho Co. Ltd.	343,900	7,146,882
Toho Gas Co. Ltd.	1,151,000	5,734,228
Tohoku Electric Power Co. Inc.[b]	1,602,300	18,669,471
Tokio Marine Holdings Inc.	2,403,100	76,597,209
Tokyo Electric Power Co. Inc.[a,b]	5,034,300	30,659,811
Tokyo Electron Ltd.	572,700	25,998,734
Tokyo Gas Co. Ltd.	8,015,000	43,923,390
Tokyo Tatemono Co. Ltd.	1,165,000	9,653,551
Tokyu Corp.	4,583,000	29,681,979
Tokyu Land Corp.	1,165,000	11,086,777
TonenGeneral Sekiyu K.K.	1,165,000	11,228,916
Toppan Printing Co. Ltd.	2,295,000	15,540,339
Toray Industries Inc.	5,727,000	36,392,405
Toshiba Corp.	13,735,000	59,350,058
TOTO Ltd.	1,165,000	11,856,693
Toyo Seikan Kaisha Ltd.	572,700	9,450,380
Toyo Suisan Kaisha Ltd.	145,000	4,518,581
Toyoda Gosei Co. Ltd.	229,500	5,623,456
Toyota Boshoku Corp.	115,100	1,661,756
Toyota Industries Corp.	687,100	28,188,181
Toyota Motor Corp.	9,725,400	590,317,096
Toyota Tsusho Corp.	801,500	21,220,131
Trend Micro Inc.	343,900	11,398,648
Tsumura & Co.	229,500	6,519,475
Ube Industries Ltd.	3,439,000	6,503,523
Unicharm Corp.	343,900	18,251,822
United Urban Investment Corp.	8,015	9,925,545
USS Co. Ltd.	80,150	9,542,540
West Japan Railway Co.	572,700	24,106,329
Yahoo! Japan Corp.	49,199	26,111,411
Yakult Honsha Co. Ltd.	229,500	10,663,566
Yamada Denki Co. Ltd.	297,510	12,008,690
Yamaguchi Financial Group Inc.	1,165,000	11,063,088
Yamaha Corp.	572,700	7,325,063
Yamaha Motor Co. Ltd.	915,900	12,254,836
Yamato Holdings Co. Ltd.	1,373,500	30,052,077
Yamato Kogyo Co. Ltd.	115,100	3,721,397

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Yamazaki Baking Co. Ltd.	63,000	$740,461
Yaskawa Electric Corp.	1,165,000	13,870,317
Yokogawa Electric Corp.	687,100	8,872,116
Yokohama Rubber Co. Ltd. (The)	1,165,000	11,442,123

		9,054,332,246
NETHERLANDS — 2.64%
AEGON NV	6,225,190	47,902,164
Akzo Nobel NV	844,370	51,300,363
ASML Holding NV	1,253,964	112,559,161
Corio NV	227,684	9,942,130
D.E Master Blenders 1753 NVb	1,803,147	29,689,433
Delta Lloyd NV	646,251	13,961,686
Fugro NV CVA	245,988	14,959,893
Heineken Holding NV	358,114	22,425,606
Heineken NV	812,331	56,952,925
ING Groep NV CVA[b]	13,520,132	137,876,812
Koninklijke Ahold NV	3,565,096	58,629,518
Koninklijke DSM NV	552,615	38,744,109
Koninklijke KPN NVb	11,358,750	29,878,865
Koninklijke Philips Electronics NV	3,368,307	107,610,927
Randstad Holding NV	426,761	20,550,457
Reed Elsevier NV	2,406,098	46,007,103
Royal Boskalis Westminster NV CVA	260,867	9,783,850
Royal Vopak NV	241,412	13,876,998
TNT Express NV	1,209,270	9,488,255
Unilever NV CVA	5,745,798	230,717,864
Wolters Kluwer NV	1,054,887	25,416,281
Ziggo NV	574,345	22,772,553

		1,111,046,953
NEW ZEALAND — 0.11%
Auckland International Airport Ltd.	3,037,656	7,616,142
Contact Energy Ltd.	885,554	3,785,081
Fletcher Building Ltd.	2,450,721	15,858,800
SKYCITY Entertainment Group Ltd.	2,045,703	6,822,484
Telecom Corp. of New Zealand Ltd.	7,090,152	12,697,668

		46,780,175
NORWAY — 0.84%
Aker Solutions ASA	596,094	8,950,406
DNB ASA	3,448,400	57,229,895

Security	Shares	Value

Gjensidige Forsikring ASA	699,061	$10,786,063
Norsk Hydro ASA[a]	3,250,461	13,767,900
Orkla ASA	2,701,285	20,841,832
Seadrill Ltd.	1,266,355	54,152,599
Statoil ASA	3,966,689	85,718,392
Subsea 7 SA	980,520	18,535,882
Telenor ASA	2,494,200	55,037,259
Yara International ASA	664,741	29,741,119

		354,761,347
PORTUGAL — 0.17%
Banco Espirito Santo SA Registered[b]	7,155,367	6,935,916
Energias de Portugal SA	6,762,825	23,976,649
Galp Energia SGPS SA Class B	949,625	15,131,517
Jeronimo Martins SGPS SA	855,110	16,861,551
Portugal Telecom SGPS SA Registered[a]	2,324,175	8,860,355

		71,765,988
SINGAPORE — 1.64%
Ascendas REIT	6,161,000	11,123,121
CapitaCommercial Trust[a]	4,583,000	5,054,449
CapitaLand Ltd.	8,015,000	20,321,402
CapitaMall Trust Management Ltd.	6,871,000	10,948,726
CapitaMalls Asia Ltd.[a]	4,583,000	7,176,957
City Developments Ltd.[a]	2,295,000	19,149,770
ComfortDelGro Corp. Ltd.	8,015,000	12,582,911
DBS Group Holdings Ltd.	6,990,000	91,630,755
Genting Singapore PLC	20,599,000	21,424,448
Global Logistic Properties Ltd.	10,303,000	22,968,343
Golden Agri-Resources Ltd.	25,175,194	10,374,800
Hutchison Port Holdings Trust	18,311,000	13,550,140
Jardine Cycle & Carriage Ltd.	239,000	7,564,253
Keppel Corp. Ltd.[a]	5,028,000	40,849,170
Keppel Land Ltd.[a]	1,584,000	4,588,061
Noble Group Ltd.	13,735,727	9,649,889
Olam International Ltd.[a]	4,583,000	6,097,716
Oversea-Chinese Banking Corp. Ltd.	9,159,200	75,922,251
SembCorp Industries Ltd.[a]	2,295,000	9,151,537
SembCorp Marine Ltd.[a]	2,295,000	8,196,750
Singapore Airlines Ltd.	2,295,200	18,214,586
Singapore Exchange Ltd.[a]	3,439,000	20,597,017
Singapore Press Holdings Ltd.[a]	6,391,750	22,025,811
Singapore Technologies Engineering Ltd.[a]	5,727,000	19,240,598

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Singapore Telecommunications Ltd.	27,463,285	$84,721,308
StarHub Ltd.	1,151,000	3,975,352
United Overseas Bank Ltd.	4,660,000	78,498,842
UOL Group Ltd.	1,985,000	10,875,859
Wilmar International Ltd.	6,871,000	16,989,403
Yangzijiang Shipbuilding[a]	5,727,000	4,203,262

		687,667,487
SPAIN — 2.97%
Abertis Infraestructuras SA	1,267,692	23,490,522
Acciona SAa	89,246	4,186,200
Actividades de Construcciones y Servicios SA	546,028	15,660,937
Amadeus IT Holding SA Class A	1,325,770	45,454,147
Banco Bilbao Vizcaya Argentaria SA	19,526,790	184,560,145
Banco de Sabadell SAa	9,962,129	20,344,995
Banco Popular Espanol SAb	4,480,590	19,663,270
Banco Santander SA	37,798,425	275,747,410
Bankia SAa,b	14,400,565	12,677,749
CaixaBank SA	4,020,415	14,798,346
Distribuidora Internacional de Alimentacion SA	2,139,518	17,693,495
Enagas SA	661,825	16,310,611
Ferrovial SA	1,413,001	24,016,047
Gas Natural SDG SA	1,233,372	25,057,319
Grifols SA	528,591	22,256,921
Iberdrola SA	17,097,183	94,215,366
Industria de Diseno Textil SA	768,859	102,297,143
International Consolidated Airlines Group SAb	3,480,433	15,408,060
Mapfre SA	2,723,021	9,943,351
Red Electrica Corporacion SA	383,283	21,352,679
Repsol SA	3,018,189	72,098,574
Telefonica SAb	14,469,757	205,874,471
Zardoya Otis SAa	526,303	7,652,424

		1,250,760,182
SWEDEN — 3.25%
Alfa Laval AB	1,183,029	26,770,604
Assa Abloy AB Class B	1,162,437	51,328,710
Atlas Copco AB Class A	2,298,548	59,820,838
Atlas Copco AB Class B	1,448,465	33,863,041
Boliden AB	943,905	13,315,387
Electrolux AB Class B	842,082	24,466,618

Security	Shares	Value

Elekta AB Class B	1,304,307	$22,211,076
Getinge AB Class B	717,372	26,451,851
Hennes & Mauritz AB Class B	3,358,011	124,745,646
Hexagon AB Class B	854,666	25,996,053
Husqvarna AB Class B	1,511,005	9,048,599
Industrivarden AB Class C	418,753	7,508,966
Investment AB Kinnevik Class B	714,998	21,529,033
Investor AB Class B	1,593,767	47,843,003
Lundin Petroleum ABa,b	783,731	17,219,323
Millicom International Cellular SA SDR	226,540	18,040,984
Nordea Bank AB	9,202,207	116,226,103
Ratos AB Class B	713,940	6,351,935
Sandvik AB	3,683,730	46,470,041
Scania AB Class B	1,120,102	23,272,977
Securitas AB Class B	1,117,814	10,868,752
Skandinaviska Enskilda Banken AB Class A	5,113,185	56,288,141
Skanska AB Class B	1,329,359	25,017,390
SKF AB Class B	1,378,674	38,137,710
Svenska Cellulosa AB Class B	2,055,999	54,263,350
Svenska Handelsbanken AB Class A	1,743,652	78,967,088
Swedbank AB Class A	3,096,570	74,478,007
Swedish Match AB	739,108	27,536,039
Tele2 AB Class B	1,144,126	14,616,888
Telefonaktiebolaget LM Ericsson Class B	10,782,239	127,108,970
TeliaSonera AB	8,153,835	58,884,165
Volvo AB Class B	5,311,036	78,090,326

		1,366,737,614
SWITZERLAND — 9.00%
ABB Ltd. Registered[b]	7,775,478	171,049,637
Actelion Ltd. Registered[b]	385,577	25,521,160
Adecco SA Registered[b]	473,672	29,950,202
Aryzta AGb	308,915	19,033,938
Baloise Holding AG Registered	179,629	19,448,611
Banque Cantonale Vaudoise Registered	10,303	5,300,365
Barry Callebaut AG Registered[b]	6,871	6,636,950
Compagnie Financiere Richemont SA Class A Bearer	1,843,187	179,726,354
Credit Suisse Group AG Registered	5,189,191	151,852,880

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

EMS-Chemie Holding AG Registered	22,887	$7,993,146
Geberit AG Registered	129,293	34,523,590
Givaudan SA Registered[b]	29,751	41,273,249
Holcim Ltd. Registered[b]	807,755	58,159,403
Julius Baer Group Ltd.[b]	791,739	35,822,749
Kuehne & Nagel International AG Registered	188,740	22,750,772
Lindt & Spruengli AG Participation Certificates	3,439	13,457,681
Lindt & Spruengli AG Registered	194	8,808,976
Lonza Group AG Registered[b]	195,652	14,992,652
Nestle SA Registered	11,349,726	765,891,213
Novartis AG Registered	8,109,567	581,280,915
Pargesa Holding SA Bearer	86,932	6,198,402
Partners Group Holding AG	58,351	15,367,260
Roche Holding AG Genusschein	2,478,177	608,108,869
Schindler Holding AG Participation Certificates	205,948	29,368,896
Schindler Holding AG Registered	37,748	5,248,928
SGS SA Registered	18,311	41,286,708
Sika AG Bearer	6,871	19,086,317
Sonova Holding AG Registered[b]	178,485	19,632,101
Sulzer AG Registered	84,670	12,620,992
Swatch Group AG (The) Bearer	105,262	62,308,669
Swatch Group AG (The) Registered	179,629	18,472,314
Swiss Life Holding AG Registered[b]	110,982	19,851,701
Swiss Prime Site AG Registered	192,220	14,088,341
Swiss Re AGb	1,240,236	98,375,282
Swisscom AG Registered	88,102	39,208,069
Syngenta AG Registered	332,946	131,616,064
Transocean Ltd.	1,269,980	59,825,674
UBS AG Registered[b]	12,850,822	252,134,193
Zurich Insurance Group AGb	521,727	139,872,137

		3,786,145,360
UNITED KINGDOM — 21.78%
3i Group PLC	3,471,281	20,176,940
Aberdeen Asset Management PLC	3,030,792	17,657,936
Admiral Group PLC	694,485	14,771,819

Security	Shares	Value

Aggreko PLC	943,905	$25,471,922
AMEC PLC	1,062,895	17,354,795
Anglo American PLC	4,877,411	104,113,114
Antofagasta PLC	1,377,530	18,419,722
ARM Holdings PLC	4,885,419	64,807,206
Associated British Foods PLC	1,256,252	37,024,266
AstraZeneca PLC	4,395,731	222,249,285
Aviva PLC	10,411,548	58,639,134
Babcock International Group PLC	1,260,828	22,459,865
BAE Systems PLC	11,394,349	77,026,545
Barclays PLC	42,608,710	185,974,534
BG Group PLC	11,974,420	215,395,019
BHP Billiton PLC	7,396,772	210,708,686
BP PLC	67,165,884	462,853,790
British American Tobacco PLC	6,783,525	360,562,677
British Land Co. PLC	3,178,382	28,791,045
British Sky Broadcasting Group PLC	3,808,796	47,811,402
BT Group PLC	27,804,540	143,615,487
Bunzl PLC	1,171,589	25,026,476
Burberry Group PLC	1,550,295	35,959,960
Capita PLC	2,301,987	36,399,935
Capital Shopping Centres Group PLC	2,197,869	11,215,776
Carnival PLC	641,861	24,745,759
Centrica PLC	18,350,632	108,778,035
Cobham PLC	3,801,932	16,577,027
Coca-Cola HBC AG SP ADR	711,797	18,513,840
Compass Group PLC	6,585,592	89,657,079
Croda International PLC	488,544	18,583,083
Diageo PLC	8,826,933	274,867,693
Direct Line Insurance Group PLC	2,893,498	9,949,005
easyJet PLC[a]	556,047	11,903,088
Experian PLC	3,541,072	66,192,878
Fresnillo PLC	630,265	9,832,229
G4S PLC	4,966,650	16,934,268
GKN PLC	5,801,861	30,794,479
GlaxoSmithKline PLC	17,264,857	440,776,569
Glencore International PLC	35,240,208	148,256,887
Hammerson PLC	2,406,098	19,314,911
Hargreaves Lansdown PLC	806,611	11,990,165
HSBC Holdings PLC	64,836,448	735,052,066
ICAP PLC	1,930,145	11,903,764
IMI PLC	1,128,110	23,464,915

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Imperial Tobacco Group PLC	3,458,697	$115,672,854
Inmarsat PLC	1,607,502	16,657,256
InterContinental Hotels Group PLC	966,792	27,950,988
Intertek Group PLC	568,631	26,077,703
Invensys PLC	2,282,910	17,176,968
Investec PLC	1,920,993	12,793,825
ITV PLC	13,232,960	33,824,236
J Sainsbury PLC	4,320,220	25,779,494
Johnson Matthey PLC	731,100	31,422,684
Kingfisher PLC	8,411,612	50,690,876
Land Securities Group PLC	2,682,981	38,600,883
Legal & General Group PLC	20,861,985	61,010,036
Lloyds Banking Group PLC[b]	159,311,420	165,371,499
London Stock Exchange Group PLC	622,406	14,852,239
Marks & Spencer Group PLC	5,714,910	41,717,581
Meggitt PLC	2,698,997	22,402,679
Melrose Industries PLC	4,268,733	18,249,944
National Grid PLC	12,875,990	153,529,836
Next PLC	580,078	43,883,410
Old Mutual PLC	17,323,208	51,002,442
Pearson PLC	2,916,378	59,688,547
Persimmon PLC	1,061,751	19,895,487
Petrofac Ltd.	907,297	18,060,411
Prudential PLC	8,982,531	158,921,629
Randgold Resources Ltd.	303,195	21,925,719
Reckitt Benckiser Group PLC	2,277,956	161,589,004
Reed Elsevier PLC	4,243,565	54,620,035
Resolution Ltd.	4,948,346	24,291,276
Rexam PLC	2,736,986	20,406,782
Rio Tinto PLC	4,489,553	201,128,686
Rolls-Royce Holdings PLC[b]	6,548,977	116,660,749
Royal Bank of Scotland Group PLC[b]	7,435,675	35,802,580
Royal Dutch Shell PLC Class A	13,158,593	446,460,420
Royal Dutch Shell PLC Class B	9,245,679	325,122,193
RSA Insurance Group PLC	12,618,562	23,912,958
SABMiller PLC	3,361,443	164,120,368
Sage Group PLC (The)	4,252,621	22,597,382
Schroders PLC	393,922	14,661,391
SEGRO PLC	2,585,727	12,183,641
Serco Group PLC	1,755,092	16,683,258

Security	Shares	Value

Severn Trent PLC	858,098	$23,065,297
Shire PLC	1,983,920	72,245,464
Smith & Nephew PLC	3,218,429	38,278,094
Smiths Group PLC	1,367,234	28,708,206
SSE PLC	3,403,778	81,274,670
Standard Chartered PLC	8,492,850	196,288,253
Standard Life PLC	8,376,148	48,166,004
Tate & Lyle PLC	1,649,830	20,985,271
Tesco PLC	28,347,996	157,854,410
Travis Perkins PLC	859,242	22,171,163
TUI Travel PLC	1,650,974	9,566,308
Tullow Oil PLC	3,198,981	50,341,070
Unilever PLC	4,521,585	182,958,546
United Utilities Group PLC	2,455,297	26,856,771
Vedanta Resources PLC	379,850	6,697,385
Vodafone Group PLC	172,201,175	515,604,427
Weir Group PLC (The)	744,828	24,266,427
Whitbread PLC	623,550	30,534,248
William Hill PLC	3,025,072	22,311,665
Wm Morrison Supermarkets PLC	7,935,659	34,781,196
Wolseley PLC	961,072	45,838,254
WPP PLC	4,438,066	79,663,409

		9,158,431,563

TOTAL COMMON STOCKS
(Cost: $39,243,394,360)		41,556,839,930

PREFERRED STOCKS — 0.64%

GERMANY — 0.64%
Bayerische Motoren Werke AG	171,622	13,023,817
Fuchs Petrolub AG	124,710	9,337,970
Henkel AG & Co. KGaA	614,398	60,077,611
Porsche Automobil Holding SE	543,463	46,213,662
ProSiebenSat.1 Media AG	354,682	14,524,547
RWE AG NVS[a]	112,126	3,361,858
Volkswagen AG	513,719	121,864,646

		268,404,111

TOTAL PREFERRED STOCKS
(Cost: $156,131,215)		268,404,111

RIGHTS — 0.02%

HONG KONG — 0.00%
New Hotel[b]	173,257	—

		—

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2013

Security	Shares	Value
SPAIN — 0.02%
Banco Santander SAb	37,806,985	$8,283,332
CaixaBank SAb	4,020,415	282,941
Zardoya Otis SAb	529,460	300,903

		8,867,176

TOTAL RIGHTS
(Cost: $7,977,054)		8,867,176

SHORT-TERM INVESTMENTS — 0.92%

MONEY MARKET FUNDS — 0.92%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[d,e,f]	352,468,744	352,468,744
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	22,570,032	22,570,032
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	12,874,637	12,874,637

		387,913,413

TOTAL SHORT-TERM INVESTMENTS
(Cost: $387,913,413)		387,913,413

TOTAL INVESTMENTS IN SECURITIES — 100.39%
(Cost: $39,795,416,042)		42,222,024,630
Other Assets, Less Liabilities — (0.39)%		(163,187,255)

NET ASSETS — 100.00%		$42,058,837,375

FDR  —  Fiduciary Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Security valued using Level 3 inputs in accordance with management's fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

Financial futures contracts purchased as of July 31, 2013 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Net Unrealized Appreciation (Depreciation)
235	ASX SPI 200 Index (Sept. 2013)	Sydney Futures	$26,415,324	$1,423,580

1,973	Euro STOXX 50 (Sept. 2013)	Eurex	72,203,023	1,650,505

734	FTSE 100 Index (Sept. 2013)	NYSE LIFFE – London	73,037,345	3,207,961

418	TOPIX Index (Sept. 2013)	Tokyo Stock	47,832,749	734,645

			$219,488,441	$7,016,691

See notes to financial statements.

SCHEDULE OF INVESTMENTS	21

Statement of Assets and Liabilities

iSHARES® MSCI EAFE ETF

July 31, 2013

ASSETS
Investments, at cost:
Unaffiliated	$39,407,502,629
Affiliated (Note 2)	387,913,413

Total cost of investments	$39,795,416,042

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$41,834,111,217
Affiliated (Note 2)	387,913,413

Total fair value of investments	42,222,024,630
Foreign currency, at value[b]	99,582,326
Foreign currency pledged to broker, at value[c]	22,165,883
Receivables:
Dividends and interest	96,486,832
Futures variation margin	7,016,691

Total Assets	42,447,276,362

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	375,038,776
Capital shares redeemed	1,408,182
Investment advisory fees (Note 2)	11,992,029

Total Liabilities	388,438,987

NET ASSETS	$42,058,837,375

Net assets consist of:
Paid-in capital	$45,535,028,602
Distributions in excess of net investment income	(68,868,034)
Accumulated net realized loss	(5,840,625,692)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	2,433,302,499

NET ASSETS	$42,058,837,375

Shares outstanding[d]	699,000,000

Net asset value per share	$60.17

[a]	Securities on loan with a value of $353,871,082. See Note 5.
[b]	Cost of foreign currency: $95,114,801.
[c]	Cost of foreign currency pledged to broker: $25,674,843.
[d]	No par value, unlimited number of shares authorized.

See notes to financial statements.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

iSHARES® MSCI EAFE ETF

Year ended July 31, 2013

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,293,075,900
Interest — unaffiliated	242,773
Interest — affiliated (Note 2)	11,407
Securities lending income — affiliated (Note 2)	7,620,742

Total investment income	1,300,950,822

EXPENSES
Investment advisory fees (Note 2)	134,396,382

Total expenses	134,396,382

Net investment income	1,166,554,440

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(581,576,741)
In-kind redemptions — unaffiliated	857,037,846
Futures contracts	53,567,285
Foreign currency transactions	(13,081,457)

Net realized gain	315,946,933

Net change in unrealized appreciation/depreciation on:
Investments	6,578,266,893
Futures contracts	(1,407,172)
Translation of assets and liabilities in foreign currencies	203,028

Net change in unrealized appreciation/depreciation	6,577,062,749

Net realized and unrealized gain	6,893,009,682

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,059,564,122

[a]	Net of foreign withholding tax of $95,827,259.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets

iSHARES® MSCI EAFE ETF

	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,166,554,440	$1,192,452,979
Net realized gain	315,946,933	192,635,130
Net change in unrealized appreciation/depreciation	6,577,062,749	(5,495,054,642)

Net increase (decrease) in net assets resulting from operations	8,059,564,122	(4,109,966,533)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,215,026,892)	(1,198,580,909)

Total distributions to shareholders	(1,215,026,892)	(1,198,580,909)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,259,066,766	6,379,180,121
Cost of shares redeemed	(2,471,486,094)	(5,601,295,608)

Net increase in net assets from capital share transactions	787,580,672	777,884,513

INCREASE (DECREASE) IN NET ASSETS	7,632,117,902	(4,530,662,929)

NET ASSETS
Beginning of year	34,426,719,473	38,957,382,402

End of year	$42,058,837,375	$34,426,719,473

Distributions in excess of net investment income included in net assets at end of year	$(68,868,034)	$(17,414,082)

SHARES ISSUED AND REDEEMED
Shares sold	56,400,000	129,600,000
Shares redeemed	(42,000,000)	(106,800,000)

Net increase in shares outstanding	14,400,000	22,800,000

See notes to financial statements.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® MSCI EAFE ETF

(For a share outstanding throughout each period)

	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009
Net asset value, beginning of year	$50.29	$58.87	$51.76	$50.11	$66.76

Income from investment operations:
Net investment income[a]	1.68	1.70	1.66	1.33	1.45
Net realized and unrealized gain (loss)[b]	9.96	(8.56)	7.13	1.67	(16.61)

Total from investment operations	11.64	(6.86)	8.79	3.00	(15.16)

Less distributions from:
Net investment income	(1.76)	(1.72)	(1.68)	(1.35)	(1.49)

Total distributions	(1.76)	(1.72)	(1.68)	(1.35)	(1.49)

Net asset value, end of year	$60.17	$50.29	$58.87	$51.76	$50.11

Total return	23.39%	(11.54)%	17.04%	6.05%	(22.38)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$42,058,837	$34,426,719	$38,957,382	$33,386,001	$32,048,098
Ratio of expenses to average net assets[c]	0.34%	0.34%	0.34%	0.35%	0.35%
Ratio of net investment income to average net assets	2.95%	3.32%	2.86%	2.50%	3.19%
Portfolio turnover rate[d]	3%	5%	6%	5%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[c]	Ratios for the years ended July 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Notes to Financial Statements

iSHARES® MSCI EAFE ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
MSCI EAFE[a]	Diversified

[a]	Formerly the iShares MSCI EAFE Index Fund. The Fund changed its name effective July 1, 2013.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund's investment objective.

The Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Fund's officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® MSCI EAFE ETF

market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

•	Financial futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust's pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES® MSCI EAFE ETF

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust's policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Fund's investments according to the fair value hierarchy as of July 31, 2013. The breakdown of the Fund’s investments into major categories is disclosed in its schedule of investments.

Investment Type	Investments
	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$41,556,839,455	$—	$475	$41,556,839,930
Preferred Stocks	268,404,111	—	—	268,404,111
Rights	282,941	8,584,235	—	8,867,176
Money Market Funds	387,913,413	—	—	387,913,413
Futures Contracts[a]	7,016,691	—	—	7,016,691

	$42,220,456,611	$8,584,235	$475	$42,229,041,321

[a]	Futures contracts are shown at the net unrealized appreciation (depreciation) on the contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invest. These foreign taxes, if any, are paid by the

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® MSCI EAFE ETF

Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of July 31, 2013, if any, are disclosed in the Fund's statement of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

FEDERAL INCOME TAXES

The Fund is treated as an entity separate from the Trust's other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund's financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® MSCI EAFE ETF

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.35%	First $30 billion
0.32	Over $30 billion, up to and including $60 billion
0.28	Over $60 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by the Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended July 31, 2013, the Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amount of $4,103,476.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2013, were $1,734,745,368 and $1,083,280,016, respectively.

In-kind purchases and sales (see Note 4) for the year ended July 31, 2013, were $2,502,612,754 and $2,424,085,201, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® MSCI EAFE ETF

and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust's administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of July 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of July 31, 2013 and the value of the related collateral are disclosed in the statement of assets and liabilities. Securities lending income, as disclosed in the statement of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$552,468,750	$(2,981,500)	$(549,487,250)

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® MSCI EAFE ETF

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 was as follows:

	2013	2012
Ordinary income	$1,215,026,892	$1,198,580,909

As of July 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
$27,671,763	$(4,210,108,005)	$1,123,175,501	$(416,930,486)	$(3,476,191,227)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2014.

As of July 31, 2013, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
$1,128,420,093	$587,985,426	$1,597,347,728	$896,354,758	$4,210,108,005

[a]	Must be utilized prior to losses subject to expiration.

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2013, the cost of investments for federal income tax purposes was $41,100,511,615. Net unrealized appreciation was $1,121,513,015, of which $7,915,425,610 represented gross unrealized appreciation on securities and $6,793,912,595 represented gross unrealized depreciation on securities.

Management has reviewed the tax positions as of July 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Fund's financial statements.

7.	FINANCIAL FUTURES CONTRACTS

The Fund may purchase or sell financial futures contracts in an effort to help the Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® MSCI EAFE ETF

under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the Fund as of July 31, 2013 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin/Net assets consist of — net unrealized appreciation (depreciation)[a]	$7,016,691

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the Fund during the year ended July 31, 2013 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$53,567,285	$(1,407,172)

For the year ended July 31, 2013, the average quarter-end number of contracts and notional value of open futures contracts for the Fund were 3,545 and $220,768,515, respectively.

8.	LEGAL PROCEEDINGS

On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF. The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the above eight funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts, and monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit. On August 28, 2013, the court dismissed the claims without prejudice. The deadline for the plaintiffs’ request to amend the complaint was September 17, 2013. The plaintiffs submitted a motion for a 30-day extension and the Defendants expect that the court will grant this motion.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® MSCI EAFE ETF

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI EAFE ETF (the “Fund”), at July 31, 2013, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 20, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35

Tax Information (Unaudited)

iSHARES® MSCI EAFE ETF

For the fiscal year ended July 31, 2013, the Fund earned foreign source income of $1,388,903,159 and paid foreign taxes of $95,821,822 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

Under Section 854(b)(2) of the Code, the Fund hereby designates the maximum amount of $1,266,852,054 as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2013.

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iSHARES® MSCI EAFE ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the of supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, including adding “at cost” funds, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in its respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	37

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® MSCI EAFE ETF

track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® MSCI EAFE ETF

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	39

Supplemental Information (Unaudited)

iSHARES® MSCI EAFE ETF

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$1.735249	$—	$0.025777	$1.761026	99%	—%	1%	100%

Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund included in this report. The information shown for the Fund is for five calendar years through the date of the most recent calendar quarter-end. The specific period covered for the Fund is disclosed in the table.

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® MSCI EAFE ETF

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	5	0.36%
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	11	0.80
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	27	1.95
Greater than 1.0% and Less than 1.5%	78	5.64
Greater than 0.5% and Less than 1.0%	267	19.32
Between 0.5% and –0.5%	712	51.52
Less than –0.5% and Greater than –1.0%	135	9.77
Less than –1.0% and Greater than –1.5%	75	5.43
Less than –1.5% and Greater than –2.0%	28	2.03
Less than –2.0% and Greater than –2.5%	8	0.58
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	41

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 299 Funds (as of July 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	43

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).
Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).
Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).
Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	45

Notes:

NOTES	46

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily and monthly basis on the Fund’s website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-73-0713

JULY 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares Conservative Allocation ETF | AOK | NYSE Arca
➢	iShares Moderate Allocation ETF | AOM | NYSE Arca
➢	iShares Growth Allocation ETF | AOR | NYSE Arca
➢	iShares Aggressive Allocation ETF | AOA | NYSE Arca
➢	iShares Target Date Retirement Income ETF | TGR | NYSE Arca
➢	iShares Target Date 2010 ETF | TZD | NYSE Arca
➢	iShares Target Date 2015 ETF | TZE | NYSE Arca
➢	iShares Target Date 2020 ETF | TZG | NYSE Arca
➢	iShares Target Date 2025 ETF | TZI | NYSE Arca
➢	iShares Target Date 2030 ETF | TZL | NYSE Arca
➢	iShares Target Date 2035 ETF | TZO | NYSE Arca
➢	iShares Target Date 2040 ETF | TZV | NYSE Arca
➢	iShares Target Date 2045 ETF | TZW | NYSE Arca
➢	iShares Target Date 2050 ETF | TZY | NYSE Arca
➢	iShares Morningstar Multi-Asset Income ETF | IYLD | BATS Exchange

Management’s Discussions of Fund Performance

iSHARES® TRUST

MARKET PERFORMANCE OVERVIEW

The U.S. stock market performed very well during the 12-month period ending July 31, 2013 (the “reporting period”), with benchmarks such as the S&P 500 Index nearly reaching record highs, driven in part by strong corporate earnings in a low inflation environment. By historical standards, interest rates remained low during the reporting period, making stocks more attractive by comparison to bonds and money market funds. However, in May 2013, interest rates spiked upward on news that the U.S. Federal Reserve Bank (the “Fed”) might stop its $85 billion per month bond-buying program designed to keep interest rates low. Accordingly, not all stock sectors performed well during the reporting period as real estate stocks and utilities stocks in particular were hit by the spike in interest rates. Real estate stocks are affected more than many other types of stocks when interest rates rise because most real estate is purchased with significant debt. In addition, utilities stocks tend to decline in price when interest rates are rising because utilities tend to pay a steady dividend that appears less attractive on a relative basis.

Bond markets also declined in May 2013 with the spike in interest rates. The unemployment rate had been declining, and the Fed indicated it would stop the stimulus program once unemployment reached 6.5%. It reached 7.4% in July 2013, the lowest rate since December 2008.

Yields on the 20-year Treasury bond started the reporting period at 2.21% and were generally flat until May 2013, finishing the reporting period at 3.34% on July 31, 2013. Even more pressure was brought to bear on TIPS (Treasury Inflation-Protected Securities), which tend to underperform when inflation expectations decline. During the reporting period, commodity prices including precious metals and agricultural products declined substantially, reducing the inflation threat. Meanwhile, high yield debt sustained the smallest losses, as these bonds tend to benefit from investor optimism regarding stocks and the economy.

International bonds were weak, the degree of the decline depending on the underlying economy. Investments in developed countries generally outperformed emerging markets during the reporting period. In Europe, the economic crisis showed signs of easing, while markets in China, South Korea, Taiwan and Brazil — the four largest emerging market countries — generally declined in value during the reporting period.

China reported that its gross domestic product (“GDP”) grew at an annual rate of 7.5% in the second quarter of 2013, down from 7.7% in the first quarter of 2013 — putting 2013 on pace to experience the slowest annual economic growth since 1990. Trade between China and the rest of Asia had skyrocketed in the past 15 years, so reductions in China’s economic growth could potentially impact the rest of Asia. The newly appointed governor of Japan’s central bank began a program in early 2013 to purchase $70 billion in government bonds to stimulate the Japanese economy, which had been in a deflationary spiral for about 20 years. Japan’s economy grew at an annual rate of 3.6% in the second quarter of 2013, down slightly from 4.1% in the first quarter of 2013. Concurrently, the yen declined in value by 20%, boosting Japanese exports, generally to the detriment of other countries in the region.

Government officials in emerging markets throughout the world have been closely watching the actions of Fed Chairman Ben Bernanke. Recalling a similar period in 1994, the head of South Korea’s central bank warned that a move by the Fed to change direction and tighten the money supply in the U.S. would be a major risk for emerging economies.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussions of Fund Performance

iSHARES® S&P TARGET RISK SERIES

INVESTMENT OBJECTIVES

The Funds invest substantially all of their assets in other iShares Funds that, in turn, invest in equities, bonds and/or short-term instruments. Each Fund generally invests in the same underlying iShares Funds but in differing proportions, with some exceptions, depending upon the target risk profile of each Fund.

The iShares Conservative Allocation ETF (the “Conservative Allocation Fund”), formerly the iShares S&P Conservative Allocation Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Risk Conservative Index (the “Conservative Allocation Index”). The Conservative Allocation Index measures the performance of S&P’s proprietary allocation model, which is intended to represent a “conservative” target risk allocation strategy as defined by the Index provider. The Conservative Allocation Fund is designed for investors seeking current income, capital preservation and avoidance of excessive volatility of returns. For the 12-month period ended July 31, 2013, the total return for the Conservative Allocation Fund was 5.77%, net of fees, while the total return for the Conservative Allocation Index was 5.81%.

The iShares Moderate Allocation ETF (the “Moderate Allocation Fund”), formerly the iShares S&P Moderate Allocation Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Risk Moderate Index (the “Moderate Allocation Index”). The Moderate Allocation Index measures the performance of S&P’s proprietary allocation model, which is intended to represent a “moderate” target risk allocation strategy as defined by the Index provider. The Moderate Allocation Fund is designed for investors seeking current income, some capital preservation and an opportunity for moderate to low capital appreciation. For the 12-month period ended July 31, 2013, the total return for the Moderate Allocation Fund was 9.01%, net of fees, while the total return for the Moderate Allocation Index was 9.09%.

The iShares Growth Allocation ETF (the “Growth Allocation Fund”), formerly the iShares S&P Growth Allocation Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Risk Growth Index (the “Growth Allocation Index”). The Growth Allocation Index measures the performance of S&P’s proprietary allocation model, which is intended to represent a “growth” target risk allocation strategy as defined by the Index provider. The Growth Allocation Fund is designed for investors seeking moderate capital appreciation and some opportunity for current income and capital preservation. For the 12-month period ended July 31, 2013, the total return for the Growth Allocation Fund was 13.68%, net of fees, while the total return for the Growth Allocation Index was 13.77%.

The iShares Aggressive Allocation ETF (the “Aggressive Allocation Fund”), formerly the iShares S&P Aggressive Allocation Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Risk Aggressive Index (the “Aggressive Allocation Index”). The Aggressive Allocation Index measures the performance of S&P’s proprietary allocation model, which is intended to represent an “aggressive” target risk allocation strategy as defined by the Index provider. The Aggressive Allocation Fund is designed for investors seeking long-term capital appreciation. For the 12-month period ended July 31, 2013, the total return for the Aggressive Allocation Fund was 19.81%, net of fees, while the total return for the Aggressive Allocation Index was 19.92%.

Each Fund invests in a representative sample of the securities included in its underlying index that collectively has an investment profile similar to that underlying index. Due to the use of representative sampling, each Fund may or may not hold all of the securities that are included in its underlying index.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P TARGET RISK SERIES

UNDERLYING FUND ALLOCATION WEIGHTSa

(as of July 31, 2013)

Underlying Funds	Conservative Allocation ETF	Moderate Allocation ETF	Growth Allocation ETF	Aggressive Allocation ETF
Domestic Equity
iShares Core S&P 500 ETF	14.80%	22.43%	32.29%	36.67%
iShares Core S&P Mid-Cap ETF	2.34%	5.56%	9.41%	17.85%
iShares Core S&P Small-Cap ETF	1.15%	1.80%	2.12%	2.59%
Total Domestic Equity	18.29%	29.79%	43.82%	57.11%

International Equity
iShares MSCI EAFE ETF	11.07%	12.83%	15.78%	22.70%
iShares MSCI Emerging Markets ETF	0.94%	1.84%	1.91%	2.39%
Total International Equity	12.01%	14.67%	17.69%	25.09%

Domestic Fixed Income
iShares Core Total U.S. Bond Market ETF	32.80%	25.20%	21.22%	6.83%
iShares iBoxx $ High Yield Corporate Bond ETF	7.87%	7.53%	5.08%	3.36%
iShares Short Treasury Bond ETF	24.54%	15.74%	8.37%	5.65%
iShares TIPS Bond ETF	4.49%	7.07%	3.82%	1.96%
Total Domestic Fixed Income	69.70%	55.54%	38.49%	17.80%

Fund Total	100.00%	100.00%	100.00%	100.00%

[a]	Calculated as a percentage of total long-term investments. The asset allocation presented for each Fund is as of July 31, 2013, and will vary over time. Holdings are subject to change.

PERFORMANCE AS OF JULY 31, 2013

	Average Annual Total Returns						Cumulative Total Returns
	Year Ended 7/31/13			Inception to 7/31/13			Inception to 7/31/13
iSHARES ETF	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Conservative Allocation	5.77%	5.77%	5.81%	6.65%	6.64%	6.72%	35.66%	35.65%	36.10%
Moderate Allocation	9.01%	9.08%	9.09%	7.75%	7.76%	7.85%	42.46%	42.54%	43.09%
Growth Allocation	13.68%	13.64%	13.77%	9.95%	9.95%	10.06%	56.78%	56.77%	57.48%
Aggressive Allocation	19.81%	19.97%	19.92%	12.72%	12.74%	12.86%	76.40%	76.51%	77.39%

The inception date of each Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P TARGET RISK SERIES

iShares Conservative Allocation ETF

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

iShares Moderate Allocation ETF

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P TARGET RISK SERIES

iShares Growth Allocation ETF

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

iShares Aggressive Allocation ETF

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussions of Fund Performance

iSHARES® S&P TARGET DATE SERIES

INVESTMENT OBJECTIVES

The Funds invest substantially all of their assets in other iShares Funds that, in turn, invest in equities, bonds and/or short-term instruments. Each Fund generally invests in the same underlying iShares Funds but in differing proportions, with some exceptions, depending upon the target retirement horizon of each Fund.

The iShares Target Date Retirement Income ETF (the “Retirement Income Fund”), formerly the iShares S&P Target Date Retirement Income Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Date Retirement Income Index (the “Retirement Income Index”). The Retirement Income Index seeks to represent asset allocations which reflect an immediate retirement horizon. For the 12-month period ended July 31, 2013, the total return for the Retirement Income Fund was 5.97%, net of fees, while the total return for the Retirement Income Index was 6.08%.

The iShares Target Date 2010 ETF (the “2010 Fund”), formerly the iShares S&P Target Date 2010 Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Date 2010 Index (the “2010 Index”). The 2010 Index seeks to represent asset allocations for investors with a target retirement horizon on or around 2010. For the 12-month period ended July 31, 2013, the total return for the 2010 Fund was 8.82%, net of fees, while the total return for the 2010 Index was 8.94%.

The iShares Target Date 2015 ETF (the “2015 Fund”), formerly the iShares S&P Target Date 2015 Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Date 2015 Index (the “2015 Index”). The 2015 Index seeks to represent asset allocations for investors with a target retirement horizon on or around 2015. For the 12-month period ended July 31, 2013, the total return for the 2015 Fund was 11.44%, net of fees, while the total return for the 2015 Index was 11.54%.

The iShares Target Date 2020 ETF (the “2020 Fund”), formerly the iShares S&P Target Date 2020 Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Date 2020 Index (the “2020 Index”). The 2020 Index seeks to represent asset allocations for investors with a target retirement horizon on or around 2020. For the 12-month period ended July 31, 2013, the total return for the 2020 Fund was 13.74%, net of fees, while the total return for the 2020 Index was 13.86%.

The iShares Target Date 2025 ETF (the “2025 Fund”), formerly the iShares S&P Target Date 2025 Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Date 2025 Index (the “2025 Index”). The 2025 Index seeks to represent asset allocations for investors with a target retirement horizon on or around 2025. For the 12-month period ended July 31, 2013, the total return for the 2025 Fund was 15.83%, net of fees, while the total return for the 2025 Index was 16.00%.

The iShares Target Date 2030 ETF (the “2030 Fund”), formerly the iShares S&P Target Date 2030 Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Date 2030 Index (the “2030 Index”). The 2030 Index seeks to represent asset allocations for investors with a target retirement horizon on or around 2030. For the 12-month period ended July 31, 2013, the total return for the 2030 Fund was 17.76%, net of fees, while the total return for the 2030 Index was 17.96%.

The iShares Target Date 2035 ETF (the “2035 Fund”), formerly the iShares S&P Target Date 2035 Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Date 2035 Index (the “2035 Index”). The 2035 Index seeks to represent asset allocations for investors with a target retirement horizon on or around 2035. For the 12-month period ended July 31, 2013, the total return for the 2035 Fund was 19.26%, net of fees, while the total return for the 2035 Index was 19.39%.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P TARGET DATE SERIES

The iShares Target Date 2040 ETF (the “2040 Fund”), formerly the iShares S&P Target Date 2040 Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Date 2040 Index (the “2040 Index”). The 2040 Index seeks to represent asset allocations for investors with a target retirement horizon on or around 2040. For the 12-month period ended July 31, 2013, the total return for the 2040 Fund was 20.40%, net of fees, while the total return for the 2040 Index was 20.54%.

The iShares Target Date 2045 ETF (the “2045 Fund”), formerly the iShares S&P Target Date 2045 Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Date 2045 Index (the “2045 Index”). The 2045 Index seeks to represent asset allocations for investors with a target retirement horizon on or around 2045. For the 12-month period ended July 31, 2013, the total return for the 2045 Fund was 21.34%, net of fees, while the total return for the 2045 Index was 21.48%.

The iShares Target Date 2050 ETF (the “2050 Fund”), formerly the iShares S&P Target Date 2050 Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Target Date 2050 Index (the “2050 Index”). The 2050 Index seeks to represent asset allocations for investors with a target retirement horizon on or around 2050. For the 12-month period ended July 31, 2013, the total return for the 2050 Fund was 22.07%, net of fees, while the total return for the 2050 Index was 22.26%.

Each Fund invests in a representative sample of the securities included in its underlying index that collectively has an investment profile similar to that underlying index. Due to the use of representative sampling, each Fund may or may not hold all of the securities that are included in its underlying index.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P TARGET DATE SERIES

UNDERLYING FUND ALLOCATION WEIGHTSa

(as of July 31, 2013)

Underlying Funds	Retirement Income ETF	2010 ETF	2015 ETF	2020 ETF	2025 ETF	2030 ETF	2035 ETF	2040 ETF	2045 ETF	2050 ETF
Domestic Equity
iShares Core S&P 500 ETF	15.48%	19.83%	23.54%	27.09%	30.28%	33.11%	35.75%	37.69%	39.39%	41.50%
iShares Core S&P Mid-Cap ETF	3.71%	5.47%	6.98%	8.36%	9.57%	10.59%	11.49%	12.11%	12.57%	13.11%
iShares Core S&P Small-Cap ETF	1.19%	2.09%	2.86%	3.55%	4.14%	4.62%	5.03%	5.28%	5.45%	5.62%
Total Domestic Equity	20.38%	27.39%	33.38%	39.00%	43.99%	48.32%	52.27%	55.08%	57.41%	60.23%

International Equity
iShares MSCI EAFE ETF	7.10%	9.91%	12.36%	14.67%	16.75%	18.61%	20.34%	21.66%	22.80%	24.18%
iShares MSCI Emerging Markets ETF	1.00%	1.48%	1.90%	2.32%	2.71%	3.08%	3.43%	3.73%	4.01%	4.35%
Total International Equity	8.10%	11.39%	14.26%	16.99%	19.46%	21.69%	23.77%	25.39%	26.81%	28.53%

Domestic Fixed Income
iShares Core Total U.S. Bond Market ETF	40.63%	36.52%	32.08%	28.08%	24.18%	20.39%	16.79%	13.14%	9.66%	6.42%
iShares iBoxx $ High Yield Corporate Bond ETF	3.02%	2.90%	2.73%	2.56%	2.36%	2.14%	1.90%	1.62%	1.33%	—
iShares Short Treasury Bond ETF	18.07%	14.32%	10.93%	8.21%	6.03%	4.39%	3.30%	2.72%	2.70%	2.68%
iShares TIPS Bond ETF	9.80%	7.48%	5.39%	3.69%	2.30%	1.23%	—	—	—	—
Total Domestic Fixed Income	71.52%	61.22%	51.13%	42.54%	34.87%	28.15%	21.99%	17.48%	13.69%	9.10%

Domestic Real Estate
iShares Cohen & Steers REIT ETF	—	—	1.23%	1.47%	1.68%	1.84%	1.97%	2.05%	2.09%	2.14%
Total Domestic Real Estate	—	—	1.23%	1.47%	1.68%	1.84%	1.97%	2.05%	2.09%	2.14%

Fund Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

[a]	Calculated as a percentage of total long-term investments. The asset allocation presented for each Fund is as of July 31, 2013, and will vary over time. Holdings are subject to change.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P TARGET DATE SERIES

PERFORMANCE AS OF JULY 31, 2013

	Average Annual Total Returns						Cumulative Total Returns
	Year Ended 7/31/13			Inception to 7/31/13			Inception to 7/31/13
iSHARES ETF	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Target Date Retirement Income	5.97%	6.11%	6.08%	7.66%	7.66%	7.72%	41.86%	41.88%	42.24%
Target Date 2010	8.82%	8.69%	8.94%	8.73%	8.73%	8.80%	48.68%	48.68%	49.14%
Target Date 2015	11.44%	11.49%	11.54%	9.69%	9.71%	9.76%	54.99%	55.16%	55.45%
Target Date 2020	13.74%	13.47%	13.86%	10.46%	10.45%	10.53%	60.21%	60.20%	60.69%
Target Date 2025	15.83%	15.33%	16.00%	11.05%	10.99%	11.15%	64.37%	63.89%	65.04%
Target Date 2030	17.76%	17.48%	17.96%	11.48%	11.48%	11.58%	67.37%	67.41%	68.08%
Target Date 2035	19.26%	19.05%	19.39%	11.82%	11.81%	11.90%	69.78%	69.77%	70.39%
Target Date 2040	20.40%	19.87%	20.54%	12.05%	12.01%	12.13%	71.48%	71.22%	72.07%
Target Date 2045	21.34%	21.20%	21.48%	15.45%	15.45%	15.44%	32.51%	32.51%	32.44%
Target Date 2050	22.07%	22.10%	22.26%	15.81%	15.85%	15.81%	33.31%	33.39%	33.28%

The inception date for each Fund was 11/4/08, except for the 2045 and 2050 Funds, which had an inception date of 8/16/11. The first day of secondary market trading was 11/8/08, except for the 2045 and 2050 Funds, which began trading on 8/18/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

iShares Target Date Retirement Income ETF

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P TARGET DATE SERIES

iShares Target Date 2010 ETF

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

iShares Target Date 2015 ETF

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P TARGET DATE SERIES

iShares Target Date 2020 ETF

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

iShares Target Date 2025 ETF

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P TARGET DATE SERIES

iShares Target Date 2030 ETF

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

iShares Target Date 2035 ETF

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P TARGET DATE SERIES

iShares Target Date 2040 ETF

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

iShares Target Date 2045 ETF

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/16/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussions of Fund Performance (Continued)

iSHARES® S&P TARGET DATE SERIES

iShares Target Date 2050 ETF

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/16/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MULTI-ASSET INCOME ETF

Performance as of July 31, 2013

The iShares Morningstar Multi-Asset Income ETF (the “Fund”), formerly the iShares Morningstar Multi-Asset Income Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Multi-Asset High Income IndexSM (the “Index”). The Index is broadly diversified and seeks to deliver high current income while maintaining long-term capital appreciation. The Index consists of a comprehensive set of iShares exchange-traded funds that collectively target equity, fixed income, and alternative income sources. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 0.71%, net of fees, while the total return for the Index was 0.75%.

Average Annual Total Returns						Cumulative Total Returns
Year Ended 7/31/13			Inception to 7/31/13			Inception to 7/31/13
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
0.71%	0.71%	0.75%	5.72%	5.75%	5.81%	7.67%	7.71%	7.77%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary marketing trading was 4/5/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® S&P MORNINGSTAR MULTI-ASSET INCOME ETF

UNDERLYING FUND ALLOCATION WEIGHTSa

(as of July 31, 2013)

Domestic Equity
iShares High Dividend ETF	5.20%
iShares S&P U.S. Preferred Stock ETF	5.08%
iShares Select Dividend ETF	14.01%
Total Domestic Equity	24.29%

International Equity
iShares Global Infrastructure ETF	1.87%
iShares International Select Dividend ETF	0.37%
Total International Equity	2.24%

Domestic Fixed Income
iShares 10+ Year Credit Bond ETF	4.93%
iShares 10-20 Year Treasury Bond ETF	5.03%
iShares 20+Year Treasury Bond ETF	14.72%
iShares iBoxx $ High Yield Corporate Bond ETF	15.62%
Total Domestic Fixed Income	40.30%

International Fixed Income
iShares Emerging Markets High Yield Bond ETF	4.87%
iShares J.P. Morgan USD Emerging Markets Bond ETF	14.71%
Total International Fixed Income	19.58%

Domestic Real Estate
iShares Mortgage Real Estate Capped ETF	13.59%
Total Domestic Real Estate	13.59%

Fund Total	100.00%

[a]	Calculated as a percentage of total long-term investments. The asset allocation presented is as of July 31, 2013, and will vary over time. Holdings are subject to change.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2013 and held through July 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ABOUT FUND PERFORMANCE / SHAREHOLDER EXPENSES	21

Shareholder Expenses (Continued)

iSHARES® TRUST

iShares ETF	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Annualized Expense Ratio [a]	Expenses Paid During Period [a,b]
Conservative Allocation
Actual	$1,000.00	$1,019.90	0.11%	$0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
Moderate Allocation
Actual	1,000.00	1,033.60	0.11	0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
Growth Allocation
Actual	1,000.00	1,055.60	0.11	0.56
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
Aggressive Allocation
Actual	1,000.00	1,079.80	0.11	0.57
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
Target Date Retirement Income
Actual	1,000.00	1,019.00	0.11	0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
Target Date 2010
Actual	1,000.00	1,031.70	0.11	0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
Target Date 2015
Actual	1,000.00	1,042.80	0.11	0.56
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
Target Date 2020
Actual	1,000.00	1,052.80	0.11	0.56
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
Target Date 2025
Actual	1,000.00	1,061.70	0.11	0.56
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
Target Date 2030
Actual	1,000.00	1,069.70	0.11	0.56
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
Target Date 2035
Actual	1,000.00	1,076.00	0.11	0.57
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
Target Date 2040
Actual	1,000.00	1,080.40	0.11	0.57
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
Target Date 2045
Actual	1,000.00	1,084.10	0.11	0.57
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55
Target Date 2050
Actual	1,000.00	1,086.60	0.11	0.57
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.11	0.55

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Continued)

iSHARES® TRUST

iShares ETF	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Annualized Expense Ratio [a]	Expenses Paid During Period [a,b]
Morningstar Multi-Asset Income
Actual	$1,000.00	$980.70	0.20%	$0.98
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the Underlying Funds in which each Fund invests.
[b]

The actual expenses for the Funds are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Hypothetical expenses for all the Funds, which are based on a hypothetical half year, are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	23

Schedule of Investments

iSHARES® CONSERVATIVE ALLOCATION ETF

July 31, 2013

Security	Shares	Value

INVESTMENT COMPANIES — 99.93%

DOMESTIC EQUITY — 18.28%
iShares Core S&P 500 ETF	118,307	$20,055,403
iShares Core S&P Mid-Cap ETF	25,750	3,167,250
iShares Core S&P Small-Cap ETF	16,211	1,564,361

		24,787,014
DOMESTIC FIXED INCOME — 69.65%
iShares Core Total U.S. Bond Market ETF	414,177	44,445,334
iShares iBoxx $ High Yield Corporate Bond ETF	114,735	10,668,060
iShares Short Treasury Bond ETF	301,690	33,261,323
iShares TIPS Bond ETF	53,909	6,084,709

		94,459,426
INTERNATIONAL EQUITY — 12.00%
iShares MSCI EAFE ETF	248,610	15,008,586
iShares MSCI Emerging Markets ETF[a]	32,598	1,270,344

		16,278,930

TOTAL INVESTMENT COMPANIES
(Cost: $131,953,506)		135,525,370

SHORT-TERM INVESTMENTS — 1.00%

MONEY MARKET FUNDS — 1.00%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[b],[c]	1,174,891	1,174,891
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[b],[c]	75,233	75,233
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	103,419	103,419

		1,353,543

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,353,543)		1,353,543

Value

TOTAL INVESTMENTS IN SECURITIES — 100.93%
(Cost: $133,307,049)	$136,878,913
Other Assets, Less Liabilities — (0.93)%	(1,253,619)

NET ASSETS — 100.00%	$135,625,294

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MODERATE ALLOCATION ETF

July 31, 2013

Security	Shares	Value

INVESTMENT COMPANIES — 99.89%

DOMESTIC EQUITY — 29.76%
iShares Core S&P 500 ETF	246,346	$41,760,574
iShares Core S&P Mid-Cap ETF	84,148	10,350,204
iShares Core S&P Small-Cap ETF	34,803	3,358,490

		55,469,268
DOMESTIC FIXED INCOME — 55.48%
iShares Core Total U.S. Bond Market ETF	437,293	46,925,912
iShares iBoxx $ High Yield Corporate Bond ETF[a]	150,892	14,029,938
iShares Short Treasury Bond ETF	265,864	29,311,506
iShares TIPS Bond ETF	116,607	13,161,432

		103,428,788
INTERNATIONAL EQUITY — 14.65%
iShares MSCI EAFE ETF	395,683	23,887,383
iShares MSCI Emerging Markets ETF[a]	87,683	3,417,006

		27,304,389

TOTAL INVESTMENT COMPANIES
(Cost: $175,211,239)		186,202,445

SHORT-TERM INVESTMENTS — 8.29%

MONEY MARKET FUNDS — 8.29%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[b,c]	14,317,466	14,317,466
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[b,c]	916,807	916,807
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	219,532	219,532

		15,453,805

TOTAL SHORT-TERM INVESTMENTS
(Cost: $15,453,805)		15,453,805

Value

TOTAL INVESTMENTS IN SECURITIES — 108.18%
(Cost: $190,665,044)	$201,656,250
Other Assets, Less Liabilities — (8.18)%	(15,241,588)

NET ASSETS — 100.00%	$186,414,662

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® GROWTH ALLOCATION ETF

July 31, 2013

Security	Shares	Value

INVESTMENT COMPANIES — 99.87%

DOMESTIC EQUITY — 43.76%
iShares Core S&P 500 ETF	384,370	$65,158,403
iShares Core S&P Mid-Cap ETF[a]	154,322	18,981,606
iShares Core S&P Small-Cap ETF[a]	44,242	4,269,353

		88,409,362
DOMESTIC FIXED INCOME — 38.44%
iShares Core Total U.S. Bond Market ETF	399,073	42,824,524
iShares iBoxx $ High Yield Corporate Bond ETF[a]	110,177	10,244,257
iShares Short Treasury Bond ETF	153,200	16,890,300
iShares TIPS Bond ETF	68,260	7,704,506

		77,663,587
INTERNATIONAL EQUITY — 17.67%
iShares MSCI EAFE ETF	527,426	31,840,708
iShares MSCI Emerging Markets ETF[a]	98,900	3,854,133

		35,694,841

TOTAL INVESTMENT COMPANIES
(Cost: $186,300,549)		201,767,790

SHORT-TERM INVESTMENTS — 9.04%

MONEY MARKET FUNDS — 9.04%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[b,c]	16,905,175	16,905,175
BlackRock Cash Funds: Prime,
SL Agency Shares
0.13%[b,c]	1,082,508	1,082,508
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[b]	284,898	284,898

		18,272,581

TOTAL SHORT-TERM INVESTMENTS
(Cost: $18,272,581)		18,272,581

Value

TOTAL INVESTMENTS IN SECURITIES — 108.91%
(Cost: $204,573,130)	$220,040,371
Other Assets, Less Liabilities — (8.91)%	(18,000,451)

NET ASSETS — 100.00%	$202,039,920

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® AGGRESSIVE ALLOCATION ETF

July 31, 2013

Security	Shares	Value

INVESTMENT COMPANIES — 99.92%

DOMESTIC EQUITY — 57.07%
iShares Core S&P 500 ETF	365,882	$62,024,317
iShares Core S&P Mid-Cap ETF[a]	245,511	30,197,853
iShares Core S&P Small-Cap ETF	45,364	4,377,626

		96,599,796
DOMESTIC FIXED INCOME — 17.78%
iShares Core Total U.S. Bond Market ETF	107,561	11,542,371
iShares iBoxx $ High Yield Corporate Bond ETF[a]	61,197	5,690,097
iShares Short Treasury Bond ETF	86,649	9,553,052
iShares TIPS Bond ETF	29,346	3,312,283

		30,097,803
INTERNATIONAL EQUITY — 25.07%
iShares MSCI EAFE ETF	636,003	38,395,501
iShares MSCI Emerging Markets ETF[a]	103,741	4,042,787

		42,438,288

TOTAL INVESTMENT COMPANIES
(Cost: $151,485,763)		169,135,887

SHORT-TERM INVESTMENTS — 14.24%

MONEY MARKET FUNDS — 14.24%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[b,c]	22,521,933	22,521,933
BlackRock Cash Funds: Prime,
SL Agency Shares
0.13%[b,c]	1,442,172	1,442,172
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[b]	133,616	133,616

		24,097,721

TOTAL SHORT-TERM INVESTMENTS
(Cost: $24,097,721)		24,097,721

Value

TOTAL INVESTMENTS IN SECURITIES — 114.16%
(Cost: $175,583,484)	$193,233,608
Other Assets, Less Liabilities — (14.16)%	(23,970,142)

NET ASSETS — 100.00%	$169,263,466

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® TARGET DATE RETIREMENT INCOME ETF

July 31, 2013

Security	Shares	Value

INVESTMENT COMPANIES — 99.94%

DOMESTIC EQUITY — 20.36%
iShares Core S&P 500 ETF	10,321	$1,749,616
iShares Core S&P Mid-Cap ETF	3,409	419,307
iShares Core S&P Small-Cap ETF	1,397	134,810

		2,303,733
DOMESTIC FIXED INCOME — 71.48%
iShares Core Total U.S. Bond Market ETF	42,808	4,593,726
iShares iBoxx $ High Yield Corporate Bond ETF	3,671	341,330
iShares Short Treasury Bond ETF	18,533	2,043,263
iShares TIPS Bond ETF	9,818	1,108,158

		8,086,477
INTERNATIONAL EQUITY — 8.10%
iShares MSCI EAFE ETF	13,305	803,223
iShares MSCI Emerging Markets ETF[a]	2,896	112,857

		916,080

TOTAL INVESTMENT COMPANIES
(Cost: $11,171,067)		11,306,290

SHORT-TERM INVESTMENTS — 0.44%

MONEY MARKET FUNDS — 0.44%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[b,c]	39,492	39,492
BlackRock Cash Funds: Prime,
SL Agency Shares
0.13%[b,c]	2,529	2,529
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[b]	7,428	7,428

		49,449

TOTAL SHORT-TERM INVESTMENTS
(Cost: $49,449)		49,449

Value

TOTAL INVESTMENTS IN SECURITIES — 100.38%
(Cost: $11,220,516)	$11,355,739
Other Assets, Less Liabilities — (0.38)%	(42,588)

NET ASSETS — 100.00%	$11,313,151

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® TARGET DATE 2010 ETF

July 31, 2013

Security	Shares	Value

INVESTMENT COMPANIES — 99.98%

DOMESTIC EQUITY — 27.39%
iShares Core S&P 500 ETF	10,017	$1,698,082
iShares Core S&P Mid-Cap ETF	3,811	468,753
iShares Core S&P Small-Cap ETF	1,859	179,393

		2,346,228
DOMESTIC FIXED INCOME — 61.21%
iShares Core Total U.S. Bond Market ETF	29,153	3,128,408
iShares iBoxx $ High Yield Corporate Bond ETF	2,675	248,722
iShares Short Treasury Bond ETF	11,123	1,226,311
iShares TIPS Bond ETF	5,676	640,650

		5,244,091
INTERNATIONAL EQUITY — 11.38%
iShares MSCI EAFE ETF	14,065	849,104
iShares MSCI Emerging Markets ETF[a]	3,239	126,224

		975,328

TOTAL INVESTMENT COMPANIES
(Cost: $8,233,516)		8,565,647

SHORT-TERM INVESTMENTS — 1.55%

MONEY MARKET FUNDS — 1.55%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[b,c]	122,524	122,524
BlackRock Cash Funds: Prime,
SL Agency Shares
0.13%[b,c]	7,846	7,846
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[b]	2,171	2,171

		132,541

TOTAL SHORT-TERM INVESTMENTS
(Cost: $132,541)		132,541

Value

TOTAL INVESTMENTS IN SECURITIES — 101.53%
(Cost: $8,366,057)	$8,698,188
Other Assets, Less Liabilities — (1.53)%	(130,874)

NET ASSETS — 100.00%	$8,567,314

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® TARGET DATE 2015 ETF

July 31, 2013

Security	Shares	Value

INVESTMENT COMPANIES — 99.93%

DOMESTIC EQUITY — 33.36%
iShares Core S&P 500 ETF	30,082	$5,099,501
iShares Core S&P Mid-Cap ETF	12,294	1,512,162
iShares Core S&P Small-Cap ETF	6,429	620,398

		7,232,061
DOMESTIC FIXED INCOME — 51.09%
iShares Core Total U.S. Bond Market ETF	64,749	6,948,215
iShares iBoxx $ High Yield Corporate Bond ETF	6,355	590,888
iShares Short Treasury Bond ETF	21,478	2,367,950
iShares TIPS Bond ETF	10,345	1,167,640

		11,074,693
DOMESTIC REAL ESTATE — 1.23%
iShares Cohen & Steers REIT ETF	3,291	265,979

		265,979
INTERNATIONAL EQUITY — 14.25%
iShares MSCI EAFE ETF	44,331	2,676,262
iShares MSCI Emerging Markets ETF	10,572	411,991

		3,088,253

TOTAL INVESTMENT COMPANIES
(Cost: $20,535,423)		21,660,986

SHORT-TERM INVESTMENTS — 0.08%

MONEY MARKET FUNDS — 0.08%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[a]	16,427	16,427

		16,427

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,427)		16,427

Value

TOTAL INVESTMENTS IN SECURITIES — 100.01%
(Cost: $20,551,850)	$21,677,413
Other Assets, Less Liabilities — (0.01)%	(1,298)

NET ASSETS — 100.00%	$21,676,115

[a]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® TARGET DATE 2020 ETF

July 31, 2013

Security	Shares	Value

INVESTMENT COMPANIES — 99.96%

DOMESTIC EQUITY — 38.99%
iShares Core S&P 500 ETF	59,783	$10,134,414
iShares Core S&P Mid-Cap ETF	25,438	3,128,874
iShares Core S&P Small-Cap ETF	13,772	1,328,998

		14,592,286
DOMESTIC FIXED INCOME — 42.52%
iShares Core Total U.S. Bond Market ETF	97,883	10,503,825
iShares iBoxx $ High Yield Corporate Bond ETF	10,281	955,927
iShares Short Treasury Bond ETF	27,874	3,073,109
iShares TIPS Bond ETF	12,220	1,379,271

		15,912,132
DOMESTIC REAL ESTATE — 1.47%
iShares Cohen & Steers REIT ETF	6,809	550,304

		550,304
INTERNATIONAL EQUITY — 16.98%
iShares MSCI EAFE ETF	90,889	5,486,969
iShares MSCI Emerging Markets ETF[a]	22,261	867,511

		6,354,480

TOTAL INVESTMENT COMPANIES
(Cost: $34,976,919)		37,409,202

SHORT-TERM INVESTMENTS — 2.37%

MONEY MARKET FUNDS — 2.37%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[b,c]	816,965	816,965
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[b,c]	52,314	52,314
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	16,726	16,726

		886,005

TOTAL SHORT-TERM INVESTMENTS
(Cost: $886,005)		886,005

Value

TOTAL INVESTMENTS IN SECURITIES — 102.33%
(Cost: $35,862,924)	$38,295,207
Other Assets, Less Liabilities — (2.33)%	(871,723)

NET ASSETS — 100.00%	$37,423,484

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® TARGET DATE 2025 ETF

July 31, 2013

Security	Shares	Value

INVESTMENT COMPANIES — 99.94%

DOMESTIC EQUITY — 43.96%
iShares Core S&P 500 ETF	58,294	$9,881,999
iShares Core S&P Mid-Cap ETF	25,387	3,122,601
iShares Core S&P Small-Cap ETF[a]	13,997	1,350,710

		14,355,310
DOMESTIC FIXED INCOME — 34.85%
iShares Core Total U.S. Bond Market ETF	73,542	7,891,792
iShares iBoxx $ High Yield Corporate Bond ETF	8,278	769,689
iShares Short Treasury Bond ETF	17,857	1,968,734
iShares TIPS Bond ETF	6,651	750,698

		11,380,913
DOMESTIC REAL ESTATE — 1.68%
iShares Cohen & Steers REIT ETF	6,763	546,586

		546,586
INTERNATIONAL EQUITY — 19.45%
iShares MSCI EAFE ETF	90,569	5,467,651
iShares MSCI Emerging Markets ETF[a]	22,697	884,502

		6,352,153
TOTAL INVESTMENT COMPANIES
(Cost: $30,440,248)		32,634,962

SHORT-TERM INVESTMENTS — 4.46%

MONEY MARKET FUNDS — 4.46%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[b,c]	1,348,281	1,348,281
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[b,c]	86,336	86,336
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	19,956	19,956

		1,454,573

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,454,573)		1,454,573

Value

TOTAL INVESTMENTS IN SECURITIES — 104.40%
(Cost: $31,894,821)	$34,089,535
Other Assets, Less Liabilities — (4.40)%	(1,436,211)

NET ASSETS — 100.00%	$32,653,324

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® TARGET DATE 2030 ETF

July 31, 2013

Security	Shares	Value

INVESTMENT COMPANIES — 99.94%

DOMESTIC EQUITY — 48.29%
iShares Core S&P 500 ETF	53,620	$9,089,662
iShares Core S&P Mid-Cap ETF	23,644	2,908,212
iShares Core S&P Small-Cap ETF[a]	13,151	1,269,072

		13,266,946
DOMESTIC FIXED INCOME — 28.13%
iShares Core Total U.S. Bond Market ETF	52,165	5,597,826
iShares iBoxx $ High Yield Corporate Bond ETF	6,310	586,704
iShares Short Treasury Bond ETF	10,926	1,204,591
iShares TIPS Bond ETF	2,996	338,159

		7,727,280
DOMESTIC REAL ESTATE — 1.84%
iShares Cohen & Steers REIT ETF	6,247	504,882

		504,882
INTERNATIONAL EQUITY — 21.68%
iShares MSCI EAFE ETF	84,645	5,110,019
iShares MSCI Emerging Markets ETF[a]	21,668	844,402

		5,954,421

TOTAL INVESTMENT COMPANIES
(Cost: $24,897,248)		27,453,529

SHORT-TERM INVESTMENTS — 6.85%

MONEY MARKET FUNDS — 6.85%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[b,c]	1,750,073	1,750,073
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[b,c]	112,064	112,064
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	19,126	19,126

		1,881,263

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,881,263)		1,881,263

Value

TOTAL INVESTMENTS IN SECURITIES — 106.79%
(Cost: $26,778,511)	$29,334,792
Other Assets, Less Liabilities — (6.79)%	(1,863,580)

NET ASSETS — 100.00%	$27,471,212

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® TARGET DATE 2035 ETF

July 31, 2013

Security	Shares	Value

INVESTMENT COMPANIES — 99.96%

DOMESTIC EQUITY — 52.25%
iShares Core S&P 500 ETF	41,797	$7,085,427
iShares Core S&P Mid-Cap ETF	18,521	2,278,083
iShares Core S&P Small-Cap ETF[a]	10,327	996,556

		10,360,066
DOMESTIC FIXED INCOME — 21.98%
iShares Core Total U.S. Bond Market ETF	31,005	3,327,146
iShares iBoxx $ High Yield Corporate Bond ETF	4,052	376,755
iShares Short Treasury Bond ETF	5,931	653,893

		4,357,794
DOMESTIC REAL ESTATE — 1.97%
iShares Cohen & Steers REIT ETF	4,839	391,088

		391,088
INTERNATIONAL EQUITY — 23.76%
iShares MSCI EAFE ETF	66,788	4,031,992
iShares MSCI Emerging Markets ETF[a]	17,455	680,221

		4,712,213

TOTAL INVESTMENT COMPANIES
(Cost: $17,576,064)		19,821,161

SHORT-TERM INVESTMENTS — 3.69%

MONEY MARKET FUNDS — 3.69%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[b,c]	678,751	678,751
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[b,c]	43,463	43,463
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	8,201	8,201

		730,415

TOTAL SHORT-TERM INVESTMENTS
(Cost: $730,415)		730,415

Value

TOTAL INVESTMENTS IN SECURITIES — 103.65%
(Cost: $18,306,479)	$20,551,576
Other Assets, Less Liabilities — (3.65)%	(723,053)

NET ASSETS — 100.00%	$19,828,523

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® TARGET DATE 2040 ETF

July 31, 2013

Security	Shares	Value

INVESTMENT COMPANIES — 99.93%

DOMESTIC EQUITY — 55.05%
iShares Core S&P 500 ETF	71,631	$12,142,887
iShares Core S&P Mid-Cap ETF	31,712	3,900,576
iShares Core S&P Small-Cap ETF	17,640	1,702,260

		17,745,723
DOMESTIC FIXED INCOME — 17.46%
iShares Core Total U.S. Bond Market ETF	39,430	4,231,233
iShares iBoxx $ High Yield Corporate Bond ETF	5,621	522,641
iShares Short Treasury Bond ETF	7,953	876,818

		5,630,692
DOMESTIC REAL ESTATE — 2.05%
iShares Cohen & Steers REIT ETF	8,168	660,138

		660,138
INTERNATIONAL EQUITY — 25.37%
iShares MSCI EAFE ETF	115,561	6,976,417
iShares MSCI Emerging Markets ETF[a]	30,837	1,201,718

		8,178,135

TOTAL INVESTMENT COMPANIES
(Cost: $27,703,037)		32,214,688

SHORT-TERM INVESTMENTS — 3.66%

MONEY MARKET FUNDS — 3.66%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[b,c]	1,088,115	1,088,115
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[b,c]	69,676	69,676
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	22,503	22,503

		1,180,294

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,180,294)		1,180,294

Value

TOTAL INVESTMENTS IN SECURITIES — 103.59%
(Cost: $28,883,331)	$33,394,982
Other Assets, Less Liabilities — (3.59)%	(1,158,743)

NET ASSETS — 100.00%	$32,236,239

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® TARGET DATE 2045 ETF

July 31, 2013

Security	Shares	Value

INVESTMENT COMPANIES — 99.97%

DOMESTIC EQUITY — 57.40%
iShares Core S&P 500 ETF	7,281	$1,234,275
iShares Core S&P Mid-Cap ETF	3,204	394,092
iShares Core S&P Small-Cap ETF	1,771	170,901

		1,799,268
DOMESTIC FIXED INCOME — 13.67%
iShares Core Total U.S. Bond Market ETF	2,820	302,614
iShares iBoxx $ High Yield Corporate Bond ETF	447	41,562
iShares Short Treasury Bond ETF	767	84,562

		428,738
DOMESTIC REAL ESTATE — 2.09%
iShares Cohen & Steers REIT ETF	811	65,545

		65,545
INTERNATIONAL EQUITY — 26.81%
iShares MSCI EAFE ETF	11,837	714,600
iShares MSCI Emerging Markets ETF[a]	3,227	125,756

		840,356

TOTAL INVESTMENT COMPANIES
(Cost: $3,041,768)		3,133,907

SHORT-TERM INVESTMENTS — 4.17%

MONEY MARKET FUNDS — 4.17%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[b,c]	122,070	122,070
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[b,c]	7,817	7,817
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	921	921

		130,808

TOTAL SHORT-TERM INVESTMENTS
(Cost: $130,808)		130,808

Value

TOTAL INVESTMENTS IN SECURITIES — 104.14%
(Cost: $3,172,576)	$3,264,715
Other Assets, Less Liabilities — (4.14)%	(129,979)

NET ASSETS — 100.00%	$3,134,736

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® TARGET DATE 2050 ETF

July 31, 2013

Security	Shares	Value

INVESTMENT COMPANIES — 99.98%

DOMESTIC EQUITY — 60.22%
iShares Core S&P 500 ETF	15,449	$2,618,915
iShares Core S&P Mid-Cap ETF	6,728	827,544
iShares Core S&P Small-Cap ETF	3,678	354,927

		3,801,386
DOMESTIC FIXED INCOME — 9.10%
iShares Core Total U.S. Bond Market ETF	3,773	404,881
iShares Short Treasury Bond ETF	1,537	169,454

		574,335
DOMESTIC REAL ESTATE — 2.14%
iShares Cohen & Steers REIT ETF	1,667	134,727

		134,727
INTERNATIONAL EQUITY — 28.52%
iShares MSCI EAFE ETF	25,275	1,525,852
iShares MSCI Emerging Markets ETF[a]	7,047	274,621

		1,800,473

TOTAL INVESTMENT COMPANIES
(Cost: $6,112,597)		6,310,921

SHORT-TERM INVESTMENTS — 3.41%

MONEY MARKET FUNDS — 3.41%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[b,c]	200,866	200,866
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[b,c]	12,862	12,862
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	1,539	1,539

		215,267

TOTAL SHORT-TERM INVESTMENTS
(Cost: $215,267)		215,267

Value

TOTAL INVESTMENTS IN SECURITIES — 103.39%
(Cost: $6,327,864)	$6,526,188
Other Assets, Less Liabilities — (3.39)%	(213,838)

NET ASSETS — 100.00%	$6,312,350

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® MORNINGSTAR MULTI-ASSET INCOME ETF

July 31, 2013

Security	Shares	Value

INVESTMENT COMPANIES — 99.96%
DOMESTIC EQUITY — 24.27%
iShares High Dividend ETF[a]	84,906	$5,823,702
iShares S&P U.S. Preferred Stock ETF	146,216	5,689,265
iShares Select Dividend ETF[a]	232,479	15,701,632

		27,214,599
DOMESTIC FIXED INCOME — 40.28%
iShares 10+ Year Credit Bond ETF	97,989	5,521,680
iShares 10-20 Year Treasury Bond ETF	45,084	5,641,361
iShares 20+ Year Treasury Bond ETF	153,175	16,496,948
iShares iBoxx $ High Yield Corporate Bond ETF	188,293	17,507,483

		45,167,472
DOMESTIC REAL ESTATE — 13.58%
iShares Mortgage Real Estate Capped ETF	1,227,351	15,231,426

		15,231,426
INTERNATIONAL EQUITY — 2.25%
iShares Global Infrastructure ETF[a]	57,125	2,098,772
iShares International Select Dividend ETF	12,388	420,077

		2,518,849
INTERNATIONAL FIXED INCOME — 19.58%
iShares Emerging Markets High Yield Bond ETF	108,866	5,459,630
iShares J.P. Morgan USD Emerging Markets Bond ETF[a]	150,889	16,492,168

		21,951,798

TOTAL INVESTMENT COMPANIES
(Cost: $117,908,950)		112,084,144

SHORT-TERM INVESTMENTS — 15.51%

MONEY MARKET FUNDS — 15.51%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[b,c]	16,308,443	16,308,443
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[b,c]	1,044,297	1,044,297

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b]	37,021	$37,021

		17,389,761

TOTAL SHORT-TERM INVESTMENTS
(Cost: $17,389,761)		17,389,761

TOTAL INVESTMENTS IN SECURITIES — 115.47%
(Cost: $135,298,711)		129,473,905
Other Assets, Less Liabilities — (15.47)%		(17,339,990)

NET ASSETS — 100.00%		$112,133,915

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2013

	iShares Conservative Allocation ETF	iShares Moderate Allocation ETF	iShares Growth Allocation ETF

ASSETS
Investments in affiliates, at cost:	$133,307,049	$190,665,044	$204,573,130

Investments in affiliated securities, at fair value (including securities on loana) (Note 1):	$136,878,913	$201,656,250	$220,040,371
Receivables:
Securities lending income (Note 5)	9,018	9,976	11,139

Total Assets	136,887,931	201,666,226	220,051,510

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	1,250,124	15,234,273	17,987,683
Capital shares redeemed	—	—	4,776
Investment advisory fees (Note 2)	12,513	17,291	19,131

Total Liabilities	1,262,637	15,251,564	18,011,590

NET ASSETS	$135,625,294	$186,414,662	$202,039,920

Net assets consist of:
Paid-in capital	$132,154,528	$175,653,770	$187,036,408
Accumulated net realized loss	(101,098)	(230,314)	(463,729)
Net unrealized appreciation	3,571,864	10,991,206	15,467,241

NET ASSETS	$135,625,294	$186,414,662	$202,039,920

Shares outstanding[b]	4,350,000	5,650,000	5,550,000

Net asset value per share	$31.18	$32.99	$36.40

[a]	Securities on loan with values of $1,210,369, $14,886,045 and $17,612,609, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2013

	iShares Aggressive Allocation ETF	iShares Target Date Retirement Income ETF	iShares Target Date 2010 ETF

ASSETS
Investments in affiliates, at cost:	$175,583,484	$11,220,516	$8,366,057

Investments in affiliated securities, at fair value (including securities on loana) (Note 1):	$193,233,608	$11,355,739	$8,698,188
Receivables:
Investment securities sold	—	119,751	104,194
Securities lending income (Note 5)	9,134	392	143

Total Assets	193,242,742	11,475,882	8,802,525

LIABILITIES
Payables:
Investment securities purchased	—	119,659	104,046
Collateral for securities on loan (Note 5)	23,964,105	42,021	130,370
Investment advisory fees (Note 2)	15,171	1,051	795

Total Liabilities	23,979,276	162,731	235,211

NET ASSETS	$169,263,466	$11,313,151	$8,567,314

Net assets consist of:
Paid-in capital	$151,909,142	$11,232,359	$8,303,479
Accumulated net realized loss	(295,800)	(54,431)	(68,296)
Net unrealized appreciation	17,650,124	135,223	332,131

NET ASSETS	$169,263,466	$11,313,151	$8,567,314

Shares outstanding[b]	4,100,000	350,000	250,000

Net asset value per share	$41.28	$32.32	$34.27

[a]	Securities on loan with values of $23,515,797, $40,685 and $126,224, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2013

	iShares Target Date 2015 ETF	iShares Target Date 2020 ETF	iShares Target Date 2025 ETF

ASSETS
Investments in affiliates, at cost:	$20,551,850	$35,862,924	$31,894,821

Investments in affiliated securities, at fair value (including securities on loana) (Note 1):	$21,677,413	$38,295,207	$34,089,535
Receivables:
Investment securities sold	274,928	462,579	373,349
Securities lending income (Note 5)	343	629	1,012

Total Assets	21,952,684	38,758,415	34,463,896

LIABILITIES
Payables:
Investment securities purchased	274,699	462,334	373,080
Collateral for securities on loan (Note 5)	—	869,279	1,434,617
Investment advisory fees (Note 2)	1,870	3,318	2,875

Total Liabilities	276,569	1,334,931	1,810,572

NET ASSETS	$21,676,115	$37,423,484	$32,653,324

Net assets consist of:
Paid-in capital	$20,754,090	$35,327,442	$30,742,159
Accumulated net realized loss	(203,538)	(336,241)	(283,549)
Net unrealized appreciation	1,125,563	2,432,283	2,194,714

NET ASSETS	$21,676,115	$37,423,484	$32,653,324

Shares outstanding[b]	600,000	1,000,000	850,000

Net asset value per share	$36.13	$37.42	$38.42

[a]	Securities on loan with values of $ —, $841,635 and $1,396,829, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2013

	iShares Target Date 2030 ETF	iShares Target Date 2035 ETF	iShares Target Date 2040 ETF

ASSETS
Investments in affiliates, at cost:	$26,778,511	$18,306,479	$28,883,331

Investments in affiliated securities, at fair value (including securities on loana) (Note 1):	$29,334,792	$20,551,576	$33,394,982
Receivables:
Investment securities sold	278,304	170,286	231,649
Securities lending income (Note 5)	672	669	1,615

Total Assets	29,613,768	20,722,531	33,628,246

LIABILITIES
Payables:
Investment securities purchased	277,882	169,960	231,235
Collateral for securities on loan (Note 5)	1,862,137	722,214	1,157,791
Investment advisory fees (Note 2)	2,537	1,834	2,981

Total Liabilities	2,142,556	894,008	1,392,007

NET ASSETS	$27,471,212	$19,828,523	$32,236,239

Net assets consist of:
Paid-in capital	$25,172,509	$17,807,463	$28,059,729
Accumulated net realized loss	(257,578)	(224,037)	(335,141)
Net unrealized appreciation	2,556,281	2,245,097	4,511,651

NET ASSETS	$27,471,212	$19,828,523	$32,236,239

Shares outstanding[b]	700,000	500,000	800,000

Net asset value per share	$39.24	$39.66	$40.30

[a]	Securities on loan with values of $1,809,402, $699,521 and $1,120,972, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2013

	iShares Target Date 2045 ETF	iShares Target Date 2050 ETF	iShares Morningstar Multi-Asset Income ETF

ASSETS
Investments in affiliates, at cost:	$3,172,576	$6,327,864	$135,298,711

Investments in affiliated securities, at fair value (including securities on loana) (Note 1):	$3,264,715	$6,526,188	$129,473,905
Receivables:
Investment securities sold	18,598	29,543	—
Securities lending income (Note 5)	42	33	31,800

Total Assets	3,283,355	6,555,764	129,505,705

LIABILITIES
Payables:
Investment securities purchased	18,442	29,186	—
Collateral for securities on loan (Note 5)	129,887	213,728	17,352,740
Investment advisory fees (Note 2)	290	500	19,050

Total Liabilities	148,619	243,414	17,371,790

NET ASSETS	$3,134,736	$6,312,350	$112,133,915

Net assets consist of:
Paid-in capital	$3,057,808	$6,124,947	$117,893,557
Undistributed net investment income	—	—	15,739
Undistributed net realized gain (accumulated net realized loss)	(15,211)	(10,921)	49,425
Net unrealized appreciation (depreciation)	92,139	198,324	(5,824,806)

NET ASSETS	$3,134,736	$6,312,350	$112,133,915

Shares outstanding[b]	100,000	200,000	4,450,000

Net asset value per share	$31.35	$31.56	$25.20

[a]	Securities on loan with values of $125,756, $206,931 and $16,890,089, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2013

	iShares Conservative Allocation ETF	iShares Moderate Allocation ETF	iShares Growth Allocation ETF

NET INVESTMENT INCOME
Dividends from Underlying Funds – affiliated	$2,446,732	$3,625,589	$3,821,619
Interest – affiliated	43	124	129
Securities lending income – affiliated	81,014	90,978	89,570

Total investment income	2,527,789	3,716,691	3,911,318

EXPENSES
Investment advisory fees (Note 2)	295,384	421,534	415,332

Total expenses	295,384	421,534	415,332
Less investment advisory fees waived (Note 2)	(165,415)	(236,059)	(232,586)

Net expenses	129,969	185,475	182,746

Net investment income	2,397,820	3,531,216	3,728,572

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – affiliated	(43,150)	(36,747)	(50,413)
In-kind redemptions – affiliated	392,453	4,909,342	7,629,719
Realized gain distributions from Underlying Funds – affiliated	11,890	13,334	10,103

Net realized gain	361,193	4,885,929	7,589,409

Net change in unrealized appreciation/depreciation	3,422,712	5,491,561	9,271,833

Net realized and unrealized gain	3,783,905	10,377,490	16,861,242

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,181,725	$13,908,706	$20,589,814

See notes to financial statements.

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2013

	iShares Aggressive Allocation ETF	iShares Target Date Retirement Income ETF	iShares Target Date 2010 ETF

NET INVESTMENT INCOME
Dividends from Underlying Funds – affiliated	$2,917,312	$193,699	$138,004
Interest – affiliated	72	5	3
Securities lending income – affiliated	65,623	2,644	1,186

Total investment income	2,983,007	196,348	139,193

EXPENSES
Investment advisory fees (Note 2)	305,231	23,339	16,369

Total expenses	305,231	23,339	16,369
Less investment advisory fees waived (Note 2)	(170,929)	(13,070)	(9,166)

Net expenses	134,302	10,269	7,203

Net investment income	2,848,705	186,079	131,990

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – affiliated	(77,470)	(6,743)	(11,988)
In-kind redemptions – affiliated	4,707,042	391,417	114,241
Realized gain distributions from Underlying Funds – affiliated	4,446	1,175	641

Net realized gain	4,634,018	385,849	102,894

Net change in unrealized appreciation/depreciation	14,266,397	(88,755)	282,407

Net realized and unrealized gain	18,900,415	297,094	385,301

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,749,120	$483,173	$517,291

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2013

	iShares Target Date 2015 ETF	iShares Target Date 2020 ETF	iShares Target Date 2025 ETF

NET INVESTMENT INCOME
Dividends from Underlying Funds – affiliated	$369,524	$662,746	$540,357
Interest – affiliated	11	20	17
Securities lending income – affiliated	3,968	6,217	6,416

Total investment income	373,503	668,983	546,790

EXPENSES
Investment advisory fees (Note 2)	41,196	72,967	57,574

Total expenses	41,196	72,967	57,574
Less investment advisory fees waived (Note 2)	(23,069)	(40,861)	(32,242)

Net expenses	18,127	32,106	25,332

Net investment income	355,376	636,877	521,458

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – affiliated	(57,942)	(62,036)	(51,133)
In-kind redemptions – affiliated	344,906	1,034,630	582,220
Realized gain distributions from Underlying Funds – affiliated	1,725	2,474	1,543

Net realized gain	288,689	975,068	532,630

Net change in unrealized appreciation/depreciation	1,029,234	1,936,747	2,152,841

Net realized and unrealized gain	1,317,923	2,911,815	2,685,471

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,673,299	$3,548,692	$3,206,929

See notes to financial statements.

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2013

	iShares Target Date 2030 ETF	iShares Target Date 2035 ETF	iShares Target Date 2040 ETF

NET INVESTMENT INCOME
Dividends from Underlying Funds – affiliated	$479,729	$346,995	$591,999
Interest – affiliated	16	9	10
Securities lending income – affiliated	4,729	4,452	9,055

Total investment income	484,474	351,456	601,064

EXPENSES
Investment advisory fees (Note 2)	51,405	36,195	62,854

Total expenses	51,405	36,195	62,854
Less investment advisory fees waived (Note 2)	(28,787)	(20,269)	(35,198)

Net expenses	22,618	15,926	27,656

Net investment income	461,856	335,530	573,408

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – affiliated	(39,964)	(44,847)	(65,374)
In-kind redemptions – affiliated	723,241	—	—
Realized gain distributions from Underlying Funds – affiliated	1,173	657	882

Net realized gain (loss)	684,450	(44,190)	(64,492)

Net change in unrealized appreciation/depreciation	2,181,751	2,130,847	3,996,409

Net realized and unrealized gain	2,866,201	2,086,657	3,931,917

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,328,057	$2,422,187	$4,505,325

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2013

	iShares Target Date 2045 ETF	iShares Target Date 2050 ETF	iShares Morningstar Multi-Asset Income ETF

NET INVESTMENT INCOME
Dividends from Underlying Funds – affiliated	$87,384	$109,571	$4,871,943
Interest – affiliated	2	2	43
Securities lending income – affiliated	874	830	185,102

Total investment income	88,260	110,403	5,057,088

EXPENSES
Investment advisory fees (Note 2)	9,308	10,791	227,512

Total expenses	9,308	10,791	227,512
Less investment advisory fees waived (Note 2)	(5,213)	(6,043)	(48,413)

Net expenses	4,095	4,748	179,099

Net investment income	84,165	105,655	4,877,989

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – affiliated	(750)	48	(71,962)
In-kind redemptions – affiliated	601,504	570,882	359,442
Realized gain distributions from Underlying Funds – affiliated	127	92	—

Net realized gain	600,881	571,022	287,480

Net change in unrealized appreciation/depreciation	(14,822)	110,703	(7,112,155)

Net realized and unrealized gain (loss)	586,059	681,725	(6,824,675)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$670,224	$787,380	$(1,946,686)

See notes to financial statements.

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Conservative Allocation ETF		iShares Moderate Allocation ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,397,820	$1,837,068	$3,531,216	$2,700,623
Net realized gain	361,193	3,681,104	4,885,929	2,429,420
Net change in unrealized appreciation/depreciation	3,422,712	(2,137,518)	5,491,561	242,814

Net increase in net assets resulting from operations	6,181,725	3,380,654	13,908,706	5,372,857

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,399,398)	(1,839,486)	(3,685,278)	(2,709,534)

Total distributions to shareholders	(2,399,398)	(1,839,486)	(3,685,278)	(2,709,534)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	53,877,881	104,126,972	56,521,174	71,027,395
Cost of shares redeemed	(9,264,081)	(80,261,265)	(33,545,493)	(18,333,827)

Net increase in net assets from capital share transactions	44,613,800	23,865,707	22,975,681	52,693,568

INCREASE IN NET ASSETS	48,396,127	25,406,875	33,199,109	55,356,891

NET ASSETS
Beginning of year	87,229,167	61,822,292	153,215,553	97,858,662

End of year	$135,625,294	$87,229,167	$186,414,662	$153,215,553

Undistributed net investment income included in net assets at end of year	$—	$—	$—	$149,076

SHARES ISSUED AND REDEEMED
Shares sold	1,750,000	3,500,000	1,750,000	2,350,000
Shares redeemed	(300,000)	(2,700,000)	(1,050,000)	(600,000)

Net increase in shares outstanding	1,450,000	800,000	700,000	1,750,000

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Growth Allocation ETF		iShares Aggressive Allocation ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,728,572	$2,622,426	$2,848,705	$1,882,695
Net realized gain	7,589,409	5,945,472	4,634,018	6,060,592
Net change in unrealized appreciation/depreciation	9,271,833	(3,108,093)	14,266,397	(5,035,480)

Net increase in net assets resulting from operations	20,589,814	5,459,805	21,749,120	2,907,807

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,833,901)	(2,659,204)	(2,887,772)	(1,888,525)

Total distributions to shareholders	(3,833,901)	(2,659,204)	(2,887,772)	(1,888,525)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	91,340,748	55,616,895	81,926,043	32,504,549
Cost of shares redeemed	(41,973,230)	(30,630,498)	(21,402,708)	(26,113,022)

Net increase in net assets from capital share transactions	49,367,518	24,986,397	60,523,335	6,391,527

INCREASE IN NET ASSETS	66,123,431	27,786,998	79,384,683	7,410,809

NET ASSETS
Beginning of year	135,916,489	108,129,491	89,878,783	82,467,974

End of year	$202,039,920	$135,916,489	$169,263,466	$89,878,783

Undistributed net investment income included in net assets at end of year	$—	$97,857	$—	$33,428

SHARES ISSUED AND REDEEMED
Shares sold	2,600,000	1,750,000	2,100,000	950,000
Shares redeemed	(1,200,000)	(950,000)	(550,000)	(750,000)

Net increase in shares outstanding	1,400,000	800,000	1,550,000	200,000

See notes to financial statements.

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Target Date Retirement Income ETF		iShares Target Date 2010 ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$186,079	$185,225	$131,990	$143,550
Net realized gain (loss)	385,849	(2,540)	102,894	44,971
Net change in unrealized appreciation/depreciation	(88,755)	185,076	282,407	40,128

Net increase in net assets resulting from operations	483,173	367,761	517,291	228,649

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(186,759)	(185,916)	(132,666)	(144,003)

Total distributions to shareholders	(186,759)	(185,916)	(132,666)	(144,003)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,023,826	1,482,424	3,404,041	7,686,486
Cost of shares redeemed	(4,789,936)	(2,999,857)	(1,652,976)	(12,424,553)

Net increase (decrease) in net assets from capital share transactions	3,233,890	(1,517,433)	1,751,065	(4,738,067)

INCREASE (DECREASE) IN NET ASSETS	3,530,304	(1,335,588)	2,135,690	(4,653,421)

NET ASSETS
Beginning of year	7,782,847	9,118,435	6,431,624	11,085,045

End of year	$11,313,151	$7,782,847	$8,567,314	$6,431,624

SHARES ISSUED AND REDEEMED
Shares sold	250,000	50,000	100,000	250,000
Shares redeemed	(150,000)	(100,000)	(50,000)	(400,000)

Net increase (decrease) in shares outstanding	100,000	(50,000)	50,000	(150,000)

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Target Date 2015 ETF		iShares Target Date 2020 ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$355,376	$255,027	$636,877	$466,112
Net realized gain	288,689	179,810	975,068	156,031
Net change in unrealized appreciation/depreciation	1,029,234	(90,384)	1,936,747	(31,933)

Net increase in net assets resulting from operations	1,673,299	344,453	3,548,692	590,210

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(366,062)	(262,628)	(654,131)	(469,757)

Total distributions to shareholders	(366,062)	(262,628)	(654,131)	(469,757)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,569,954	7,982,067	18,092,193	8,158,931
Cost of shares redeemed	(1,799,521)	(11,257,113)	(5,424,170)	(6,519,601)

Net increase (decrease) in net assets from capital share transactions	8,770,433	(3,275,046)	12,668,023	1,639,330

INCREASE (DECREASE) IN NET ASSETS	10,077,670	(3,193,221)	15,562,584	1,759,783

NET ASSETS
Beginning of year	11,598,445	14,791,666	21,860,900	20,101,117

End of year	$21,676,115	$11,598,445	$37,423,484	$21,860,900

Undistributed net investment income included in net assets at end of year	$—	$9,105	$—	$14,443

SHARES ISSUED AND REDEEMED
Shares sold	300,000	250,000	500,000	250,000
Shares redeemed	(50,000)	(350,000)	(150,000)	(200,000)

Net increase (decrease) in shares outstanding	250,000	(100,000)	350,000	50,000

See notes to financial statements.

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Target Date 2025 ETF		iShares Target Date 2030 ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$521,458	$543,041	$461,856	$330,602
Net realized gain	532,630	950,304	684,450	40,901
Net change in unrealized appreciation/depreciation	2,152,841	(420,420)	2,181,751	(141,749)

Net increase in net assets resulting from operations	3,206,929	1,072,925	3,328,057	229,754

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(533,615)	(545,963)	(469,753)	(330,722)

Total distributions to shareholders	(533,615)	(545,963)	(469,753)	(330,722)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	16,701,290	24,822,352	12,957,705	5,009,380
Cost of shares redeemed	(5,380,080)	(25,397,589)	(3,675,192)	(3,291,731)

Net increase (decrease) in net assets from capital share transactions	11,321,210	(575,237)	9,282,513	1,717,649

INCREASE (DECREASE) IN NET ASSETS	13,994,524	(48,275)	12,140,817	1,616,681

NET ASSETS
Beginning of year	18,658,800	18,707,075	15,330,395	13,713,714

End of year	$32,653,324	$18,658,800	$27,471,212	$15,330,395

Undistributed net investment income included in net assets at end of year	$—	$10,206	$—	$5,935

SHARES ISSUED AND REDEEMED
Shares sold	450,000	750,000	350,000	150,000
Shares redeemed	(150,000)	(750,000)	(100,000)	(100,000)

Net increase in shares outstanding	300,000	—	250,000	50,000

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Target Date 2035 ETF		iShares Target Date 2040 ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$335,530	$209,677	$573,408	$388,400
Net realized loss	(44,190)	(161,026)	(64,492)	(262,818)
Net change in unrealized appreciation/depreciation	2,130,847	147,079	3,996,409	103,991

Net increase in net assets resulting from operations	2,422,187	195,730	4,505,325	229,573

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(339,728)	(209,064)	(579,818)	(387,474)

Total distributions to shareholders	(339,728)	(209,064)	(579,818)	(387,474)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,538,771	3,350,766	9,479,877	3,392,757

Net increase in net assets from capital share transactions	7,538,771	3,350,766	9,479,877	3,392,757

INCREASE IN NET ASSETS	9,621,230	3,337,432	13,405,384	3,234,856

NET ASSETS
Beginning of year	10,207,293	6,869,861	18,830,855	15,595,999

End of year	$19,828,523	$10,207,293	$32,236,239	$18,830,855

Undistributed net investment income included in net assets at end of year	$—	$3,029	$—	$4,964

SHARES ISSUED
Shares sold	200,000	100,000	250,000	100,000

Net increase in shares outstanding	200,000	100,000	250,000	100,000

See notes to financial statements.

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Target Date 2045 ETF		iShares Target Date 2050 ETF
	Year ended July 31, 2013	Period from August 16, 2011[a] to July 31, 2012	Year ended July 31, 2013	Period from August 16, 2011[a] to July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$84,165	$87,416	$105,655	$94,985
Net realized gain	600,881	103,296	571,022	225,382
Net change in unrealized appreciation/depreciation	(14,822)	106,961	110,703	87,621

Net increase in net assets resulting from operations	670,224	297,673	787,380	407,988

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(85,013)	(86,824)	(106,506)	(94,621)

Total distributions to shareholders	(85,013)	(86,824)	(106,506)	(94,621)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,490,375	6,292,557	8,855,121	7,535,663
Cost of shares redeemed	(5,904,305)	(2,539,951)	(7,187,663)	(3,885,012)

Net increase (decrease) in net assets from capital share transactions	(1,413,930)	3,752,606	1,667,458	3,650,651

INCREASE (DECREASE) IN NET ASSETS	(828,719)	3,963,455	2,348,332	3,964,018

NET ASSETS
Beginning of period	3,963,455	—	3,964,018	—

End of period	$3,134,736	$3,963,455	$6,312,350	$3,964,018

Undistributed net investment income included in net assets at end of period	$—	$592	$—	$364

SHARES ISSUED AND REDEEMED
Shares sold	150,000	250,000	300,000	300,000
Shares redeemed	(200,000)	(100,000)	(250,000)	(150,000)

Net increase (decrease) in shares outstanding	(50,000)	150,000	50,000	150,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Multi-Asset Income ETF
	Year ended July 31, 2013	Period from April 3, 2012[a] to July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$4,877,989	$291,479
Net realized gain	287,480	25,033
Net change in unrealized appreciation/depreciation	(7,112,155)	1,287,349

Net increase (decrease) in net assets resulting from operations	(1,946,686)	1,603,861

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,863,817)	(289,912)

Total distributions to shareholders	(4,863,817)	(289,912)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	89,266,243	47,530,167
Cost of shares redeemed	(19,165,941)	—

Net increase in net assets from capital share transactions	70,100,302	47,530,167

INCREASE IN NET ASSETS	63,289,799	48,844,116

NET ASSETS
Beginning of period	48,844,116	—

End of period	$112,133,915	$48,844,116

Undistributed net investment income included in net assets at end of period	$15,739	$1,567

SHARES ISSUED AND REDEEMED
Shares sold	3,350,000	1,850,000
Shares redeemed	(750,000)	—

Net increase in shares outstanding	2,600,000	1,850,000

[a]	Commencement of operations.

See notes to financial statements.

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Conservative Allocation ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$30.08	$29.44	$27.87	$26.27	$25.44

Income from investment operations:
Net investment income[b]	0.63	0.61	0.65	0.54	0.49
Net realized and unrealized gain[c]	1.09	0.65	1.56	1.64	0.77

Total from investment operations	1.72	1.26	2.21	2.18	1.26

Less distributions from:
Net investment income	(0.62)	(0.62)	(0.64)	(0.58)	(0.43)

Total distributions	(0.62)	(0.62)	(0.64)	(0.58)	(0.43)

Net asset value, end of period	$31.18	$30.08	$29.44	$27.87	$26.27

Total return	5.77%	4.34%	7.99%	8.38%	5.03%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$135,625	$87,229	$61,822	$40,409	$10,509
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.03%	2.07%	2.26%	1.98%	2.65%
Portfolio turnover rate[g]	8%	12%	7%	8%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Moderate Allocation ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$30.95	$30.58	$28.42	$26.56	$25.60

Income from investment operations:
Net investment income[b]	0.67	0.64	0.69	0.58	0.52
Net realized and unrealized gain[c]	2.09	0.37	2.09	1.82	0.86

Total from investment operations	2.76	1.01	2.78	2.40	1.38

Less distributions from:
Net investment income	(0.72)	(0.64)	(0.62)	(0.54)	(0.42)

Total distributions	(0.72)	(0.64)	(0.62)	(0.54)	(0.42)

Net asset value, end of period	$32.99	$30.95	$30.58	$28.42	$26.56

Total return	9.01%	3.40%	9.84%	9.08%	5.48%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$186,415	$153,216	$97,859	$58,263	$18,591
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.09%	2.12%	2.30%	2.06%	2.80%
Portfolio turnover rate[g]	7%	9%	9%	6%	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Growth Allocation ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$32.75	$32.28	$29.06	$26.80	$25.79

Income from investment operations:
Net investment income[b]	0.78	0.69	0.73	0.63	0.58
Net realized and unrealized gain[c]	3.65	0.48	3.17	2.22	0.88

Total from investment operations	4.43	1.17	3.90	2.85	1.46

Less distributions from:
Net investment income	(0.78)	(0.70)	(0.68)	(0.59)	(0.45)

Total distributions	(0.78)	(0.70)	(0.68)	(0.59)	(0.45)

Net asset value, end of period	$36.40	$32.75	$32.28	$29.06	$26.80

Total return	13.68%	3.75%	13.49%	10.68%	5.83%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$202,040	$135,916	$108,129	$61,030	$26,797
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.24%	2.17%	2.29%	2.18%	3.22%
Portfolio turnover rate[g]	9%	5%	10%	5%	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Aggressive Allocation ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$35.25	$35.09	$30.11	$26.97	$25.96

Income from investment operations:
Net investment income[b]	0.90	0.76	0.69	0.56	0.59
Net realized and unrealized gain[c]	6.01	0.16	4.93	3.15	0.91

Total from investment operations	6.91	0.92	5.62	3.71	1.50

Less distributions from:
Net investment income	(0.88)	(0.76)	(0.64)	(0.57)	(0.49)

Total distributions	(0.88)	(0.76)	(0.64)	(0.57)	(0.49)

Net asset value, end of period	$41.28	$35.25	$35.09	$30.11	$26.97

Total return	19.81%	2.76%	18.75%	13.78%	6.04%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$169,263	$89,879	$82,468	$43,661	$18,876
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.33%	2.24%	2.00%	1.89%	3.38%
Portfolio turnover rate[g]	10%	12%	13%	8%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Target Date Retirement Income ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$31.13	$30.39	$28.55	$26.62	$25.58

Income from investment operations:
Net investment income[b]	0.64	0.70	0.78	0.67	0.53
Net realized and unrealized gain[c]	1.20	0.72	1.84	1.97	1.05

Total from investment operations	1.84	1.42	2.62	2.64	1.58

Less distributions from:
Net investment income	(0.65)	(0.68)	(0.78)	(0.71)	(0.54)

Total distributions	(0.65)	(0.68)	(0.78)	(0.71)	(0.54)

Net asset value, end of period	$32.32	$31.13	$30.39	$28.55	$26.62

Total return	5.97%	4.71%	9.30%	10.03%	6.31%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$11,313	$7,783	$9,118	$7,138	$2,662
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	1.99%	2.30%	2.63%	2.39%	2.88%
Portfolio turnover rate[g]	6%	18%	20%	14%	19%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Target Date 2010 ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$32.16	$31.67	$29.40	$27.11	$25.66

Income from investment operations:
Net investment income[b]	0.68	0.74	0.79	0.69	0.54
Net realized and unrealized gain[c]	2.13	0.46	2.48	2.32	1.09

Total from investment operations	2.81	1.20	3.27	3.01	1.63

Less distributions from:
Net investment income	(0.70)	(0.71)	(1.00)	(0.72)	(0.18)

Total distributions	(0.70)	(0.71)	(1.00)	(0.72)	(0.18)

Net asset value, end of period	$34.27	$32.16	$31.67	$29.40	$27.11

Total return	8.82%	3.87%	11.22%	11.15%	6.41%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$8,567	$6,432	$11,085	$2,940	$2,711
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.02%	2.38%	2.53%	2.38%	2.94%
Portfolio turnover rate[g]	14%	20%	28%	11%	19%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Target Date 2015 ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$33.14	$32.87	$29.91	$27.18	$25.74

Income from investment operations:
Net investment income[b]	0.75	0.76	0.85	0.70	0.54
Net realized and unrealized gain[c]	3.00	0.29	3.00	2.56	1.09

Total from investment operations	3.75	1.05	3.85	3.26	1.63

Less distributions from:
Net investment income	(0.76)	(0.78)	(0.89)	(0.53)	(0.19)

Total distributions	(0.76)	(0.78)	(0.89)	(0.53)	(0.19)

Net asset value, end of period	$36.13	$33.14	$32.87	$29.91	$27.18

Total return	11.44%	3.30%	12.95%	12.04%	6.39%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$21,676	$11,598	$14,792	$5,982	$2,718
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.16%	2.36%	2.63%	2.40%	2.98%
Portfolio turnover rate[g]	12%	23%	24%	13%	17%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Target Date 2020 ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$33.63	$33.50	$30.22	$27.20	$25.81

Income from investment operations:
Net investment income[b]	0.78	0.78	0.84	0.66	0.54
Net realized and unrealized gain[c]	3.79	0.12	3.49	2.80	1.04

Total from investment operations	4.57	0.90	4.33	3.46	1.58

Less distributions from:
Net investment income	(0.78)	(0.77)	(1.05)	(0.44)	(0.19)

Total distributions	(0.78)	(0.77)	(1.05)	(0.44)	(0.19)

Net asset value, end of period	$37.42	$33.63	$33.50	$30.22	$27.20

Total return	13.74%	2.81%	14.43%	12.73%	6.22%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$37,423	$21,861	$20,101	$10,578	$2,720
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.18%	2.39%	2.54%	2.22%	3.01%
Portfolio turnover rate[g]	9%	20%	20%	13%	15%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Target Date 2025 ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$33.93	$34.01	$30.24	$27.20	$25.88

Income from investment operations:
Net investment income[b]	0.83	0.78	0.86	0.66	0.57
Net realized and unrealized gain (loss)[c]	4.48	(0.06)	3.84	2.94	0.95

Total from investment operations	5.31	0.72	4.70	3.60	1.52

Less distributions from:
Net investment income	(0.82)	(0.80)	(0.93)	(0.56)	(0.20)

Total distributions	(0.82)	(0.80)	(0.93)	(0.56)	(0.20)

Net asset value, end of period	$38.42	$33.93	$34.01	$30.24	$27.20

Total return	15.83%	2.24%	15.64%	13.27%	5.97%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$32,653	$18,659	$18,707	$7,559	$4,080
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.26%	2.36%	2.56%	2.22%	3.22%
Portfolio turnover rate[g]	10%	26%	17%	9%	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Target Date 2030 ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$34.07	$34.28	$30.29	$27.13	$25.94

Income from investment operations:
Net investment income[b]	0.83	0.79	0.80	0.64	0.54
Net realized and unrealized gain (loss)[c]	5.16	(0.22)	4.19	3.04	0.86

Total from investment operations	5.99	0.57	4.99	3.68	1.40

Less distributions from:
Net investment income	(0.82)	(0.78)	(1.00)	(0.52)	(0.21)

Total distributions	(0.82)	(0.78)	(1.00)	(0.52)	(0.21)

Net asset value, end of period	$39.24	$34.07	$34.28	$30.29	$27.13

Total return	17.76%	1.77%	16.55%	13.56%	5.52%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$27,471	$15,330	$13,714	$9,086	$4,069
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.25%	2.39%	2.37%	2.15%	3.08%
Portfolio turnover rate[g]	10%	21%	23%	18%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Target Date 2035 ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$34.02	$34.35	$30.18	$27.09	$25.98

Income from investment operations:
Net investment income[b]	0.86	0.80	0.78	0.59	0.52
Net realized and unrealized gain (loss)[c]	5.62	(0.35)	4.42	3.13	0.79

Total from investment operations	6.48	0.45	5.20	3.72	1.31

Less distributions from:
Net investment income	(0.84)	(0.78)	(1.03)	(0.63)	(0.20)

Total distributions	(0.84)	(0.78)	(1.03)	(0.63)	(0.20)

Net asset value, end of period	$39.66	$34.02	$34.35	$30.18	$27.09

Total return	19.26%	1.42%	17.34%	13.74%	5.18%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$19,829	$10,207	$6,870	$3,018	$2,709
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.32%	2.40%	2.30%	1.99%	3.01%
Portfolio turnover rate[g]	13%	21%	30%	16%	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Target Date 2040 ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Nov. 4, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$34.24	$34.66	$30.33	$27.05	$26.00

Income from investment operations:
Net investment income[b]	0.86	0.79	0.73	0.68	0.51
Net realized and unrealized gain (loss)[c]	6.05	(0.43)	4.65	3.06	0.75

Total from investment operations	6.91	0.36	5.38	3.74	1.26

Less distributions from:
Net investment income	(0.85)	(0.78)	(1.05)	(0.46)	(0.21)

Total distributions	(0.85)	(0.78)	(1.05)	(0.46)	(0.21)

Net asset value, end of period	$40.30	$34.24	$34.66	$30.33	$27.05

Total return	20.40%	1.17%	17.85%	13.82%	4.96%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$32,236	$18,831	$15,596	$10,617	$2,705
Ratio of expenses to average net assets[e,f]	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.28%	2.37%	2.14%	2.26%	2.94%
Portfolio turnover rate[g]	11%	19%	15%	13%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Target Date 2045 ETF

	Year ended Jul. 31, 2013	Period from Aug. 16, 2011[a] to Jul. 31, 2012
Net asset value, beginning of period	$26.42	$24.75

Income from investment operations:
Net investment income[b]	0.65	0.60
Net realized and unrealized gain[c]	4.93	1.65

Total from investment operations	5.58	2.25

Less distributions from:
Net investment income	(0.65)	(0.58)

Total distributions	(0.65)	(0.58)

Net asset value, end of period	$31.35	$26.42

Total return	21.34%	9.21%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,135	$3,963
Ratio of expenses to average net assets[e,f]	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.26%	2.42%
Portfolio turnover rate[g]	6%	17%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Target Date 2050 ETF

	Year ended Jul. 31, 2013	Period from Aug. 16, 2011[a] to Jul. 31, 2012
Net asset value, beginning of period	$26.43	$24.75

Income from investment operations:
Net investment income[b]	0.71	0.61
Net realized and unrealized gain[c]	5.06	1.64

Total from investment operations	5.77	2.25

Less distributions from:
Net investment income	(0.64)	(0.57)

Total distributions	(0.64)	(0.57)

Net asset value, end of period	$31.56	$26.43

Total return	22.07%	9.21%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$6,312	$3,964
Ratio of expenses to average net assets[e,f]	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%
Ratio of net investment income to average net assets[f]	2.45%	2.49%
Portfolio turnover rate[g]	6%	15%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Morningstar Multi-Asset Income ETF

	Year ended Jul. 31, 2013	Period from Apr. 3, 2012[a] to Jul. 31, 2012
Net asset value, beginning of period	$26.40	$25.00

Income from investment operations:
Net investment income[b]	1.41	0.35
Net realized and unrealized gain (loss)[c]	(1.20)	1.37

Total from investment operations	0.21	1.72

Less distributions from:
Net investment income	(1.41)	(0.32)

Total distributions	(1.41)	(0.32)

Net asset value, end of period	$25.20	$26.40

Total return	0.71%	6.91%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$112,134	$48,844
Ratio of expenses to average net assets[e,f]	0.20%	0.20%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.25%	0.25%
Ratio of net investment income to average net assets[f]	5.36%	4.22%
Portfolio turnover rate[g]	51%	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name [a]	Diversification Classification
Conservative Allocation	iShares S&P Conservative Allocation Fund	Diversified
Moderate Allocation	iShares S&P Moderate Allocation Fund	Diversified
Growth Allocation	iShares S&P Growth Allocation Fund	Diversified
Aggressive Allocation	iShares S&P Aggressive Allocation Fund	Diversified
Target Date Retirement Income	iShares S&P Target Date Retirement Income Index Fund	Diversified
Target Date 2010	iShares S&P Target Date 2010 Index Fund	Diversified
Target Date 2015	iShares S&P Target Date 2015 Index Fund	Diversified
Target Date 2020	iShares S&P Target Date 2020 Index Fund	Diversified
Target Date 2025	iShares S&P Target Date 2025 Index Fund	Diversified
Target Date 2030	iShares S&P Target Date 2030 Index Fund	Diversified
Target Date 2035	iShares S&P Target Date 2035 Index Fund	Diversified
Target Date 2040	iShares S&P Target Date 2040 Index Fund	Diversified
Target Date 2045	iShares S&P Target Date 2045 Index Fund	Diversified
Target Date 2050	iShares S&P Target Date 2050 Index Fund	Diversified
Morningstar Multi-Asset Income	iShares Morningstar Multi-Asset Income Index Fund	Diversified

[a]	The Funds changed their names effective July 1, 2013.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. Each underlying index is comprised entirely of securities of iShares funds (each, an “Underlying Fund,” collectively, the “Underlying Funds”) that themselves seek investment results that correspond generally to the price and yield performance, before fees and expenses, of their own respective underlying indexes. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Each Fund is a fund of funds and seeks its investment objective by investing primarily in the affiliated Underlying Funds.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of July 31, 2013, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions from the Underlying Funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.25% based on the average daily net assets of each Fund.

BFA has contractually agreed to waive a portion of the investment advisory fees it is entitled to receive from each Fund, except the iShares Morningstar Multi-Asset Income ETF, through June 30, 2014 in an amount equal to 0.14%. After giving effect to the fee waiver, BFA will receive an annual advisory fee of 0.11% of the average daily net assets of each Fund. BFA also receives investment advisory fees from the Underlying Funds as a result of the Funds’ investments in the Underlying Funds.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares Morningstar Multi-Asset Income ETF through December 31, 2014 in order to limit total annual operating expenses, inclusive of indirect fees and expenses incurred by the Underlying Funds, to 0.60% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended July 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iShares ETF	Securities Lending Agent Fees
Conservative Allocation	$43,623
Moderate Allocation	48,988
Growth Allocation	48,229
Aggressive Allocation	35,336
Target Date Retirement Income	1,424
Target Date 2010	639
Target Date 2015	2,137
Target Date 2020	3,347

iShares ETF	Securities Lending Agent Fees
Target Date 2025	$3,454
Target Date 2030	2,546
Target Date 2035	2,397
Target Date 2040	4,876
Target Date 2045	471
Target Date 2050	447
Morningstar Multi-Asset Income	99,671

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

The Funds investments in Underlying Funds are considered to be investments in affiliates for purposes of Section 2(a)(3) of the 1940 Act. Dividend income and realized gains and losses from affiliated investments are presented in the statements of operations.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest - affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2013 were as follows:

iShares ETF	Purchases	Sales
Conservative Allocation	$9,083,205	$8,957,087
Moderate Allocation	11,949,104	12,132,591
Growth Allocation	15,139,575	15,120,288
Aggressive Allocation	11,907,087	11,915,629
Target Date Retirement Income	598,424	598,518
Target Date 2010	930,698	919,154
Target Date 2015	1,969,059	1,978,804
Target Date 2020	2,664,587	2,656,735
Target Date 2025	2,273,295	2,294,159
Target Date 2030	2,129,077	2,121,262
Target Date 2035	1,833,518	1,827,775
Target Date 2040	2,833,469	2,840,552
Target Date 2045	237,674	239,004
Target Date 2050	255,652	257,692
Morningstar Multi-Asset Income	46,594,837	46,516,567

In-kind transactions (see Note 4) for the year ended July 31, 2013 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Conservative Allocation	$53,554,045	$9,148,665
Moderate Allocation	56,450,195	33,467,655
Growth Allocation	91,045,359	41,876,768
Aggressive Allocation	81,825,929	21,386,525
Target Date Retirement Income	8,015,334	4,780,931
Target Date 2010	3,402,117	1,652,309
Target Date 2015	10,558,340	1,785,583
Target Date 2020	18,063,831	5,403,750
Target Date 2025	16,686,403	5,351,069
Target Date 2030	12,931,438	3,665,141
Target Date 2035	7,531,704	—
Target Date 2040	9,476,547	—
Target Date 2045	4,489,073	5,901,182
Target Date 2050	8,851,419	7,183,013
Morningstar Multi-Asset Income	89,159,552	19,145,104

76	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of July 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of July 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

as of July 31, 2013, attributable to the use of equalization, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Conservative Allocation	$381,356	$1,578	$(382,934)
Moderate Allocation	4,787,422	4,986	(4,792,408)
Growth Allocation	7,449,123	7,472	(7,456,595)
Aggressive Allocation	4,677,068	5,639	(4,682,707)
Target Date Retirement Income	365,907	680	(366,587)
Target Date 2010	106,908	676	(107,584)
Target Date 2015	326,959	1,581	(328,540)
Target Date 2020	992,731	2,811	(995,542)
Target Date 2025	572,009	1,951	(573,960)
Target Date 2030	676,682	1,962	(678,644)
Target Date 2035	(1,169)	1,169	—
Target Date 2040	(1,446)	1,446	—
Target Date 2045	599,775	256	(600,031)
Target Date 2050	566,192	487	(566,679)
Morningstar Multi-Asset Income	263,088	—	(263,088)

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 was as follows:

iShares ETF	2013	2012
Conservative Allocation
Ordinary income	$2,399,398	$1,839,486

Moderate Allocation
Ordinary income	$3,685,278	$2,709,534

Growth Allocation
Ordinary income	$3,833,901	$2,659,204

Aggressive Allocation
Ordinary income	$2,887,772	$1,888,525

Target Date Retirement Income
Ordinary income	$186,759	$185,916

Target Date 2010
Ordinary income	$132,666	$144,003

Target Date 2015
Ordinary income	$366,062	$262,628

78	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	2013	2012
Target Date 2020
Ordinary income	$654,131	$469,757

Target Date 2025
Ordinary income	$533,615	$545,963

Target Date 2030
Ordinary income	$469,753	$330,722

Target Date 2035
Ordinary income	$339,728	$209,064

Target Date 2040
Ordinary income	$579,818	$387,474

Target Date 2045
Ordinary income	$85,013	$86,824

Target Date 2050
Ordinary income	$106,506	$94,621

Morningstar Multi-Asset Income
Ordinary income	$4,863,817	$289,912

As of July 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Conservative Allocation	$—	$—	$(9,849)	$3,511,675	$(31,060)	$3,470,766
Moderate Allocation	—	—	(36,696)	10,803,171	(5,583)	10,760,892
Growth Allocation	—	—	(2,489)	15,006,001	—	15,003,512
Aggressive Allocation	—	—	(87,657)	17,470,673	(28,692)	17,354,324
Target Date Retirement Income	—	—	(42,029)	125,816	(2,995)	80,792
Target Date 2010	—	—	(52,183)	318,194	(2,176)	263,835
Target Date 2015	—	—	(115,498)	1,050,366	(12,843)	922,025
Target Date 2020	—	—	(251,412)	2,352,557	(5,103)	2,096,042
Target Date 2025	—	—	(155,341)	2,072,955	(6,449)	1,911,165
Target Date 2030	—	—	(50,471)	2,354,613	(5,439)	2,298,703
Target Date 2035	—	—	(157,564)	2,188,284	(9,660)	2,021,060
Target Date 2040	—	—	(224,270)	4,406,541	(5,761)	4,176,510
Target Date 2045	—	—	(14,787)	91,715	—	76,928
Target Date 2050	—	—	(9,365)	196,768	—	187,403
Morningstar Multi-Asset Income	182,236	10,634	—	(5,952,512)	—	(5,759,642)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2014.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
Conservative Allocation	$—	$—	$9,849	$9,849
Moderate Allocation	32,498	—	4,198	36,696
Growth Allocation	—	2,489	—	2,489
Aggressive Allocation	87,657	—	—	87,657
Target Date Retirement Income	41,893	—	136	42,029
Target Date 2010	52,183	—	—	52,183
Target Date 2015	90,931	—	24,567	115,498
Target Date 2020	250,681	—	731	251,412
Target Date 2025	155,341	—	—	155,341
Target Date 2030	48,056	—	2,415	50,471
Target Date 2035	157,564	—	—	157,564
Target Date 2040	224,270	—	—	224,270
Target Date 2045	14,787	—	—	14,787
Target Date 2050	9,365	—	—	9,365

[a]	Must be utilized prior to losses subject to expiration.

For the year ended July 31, 2013, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Conservative Allocation	$15,048
Growth Allocation	8,872

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Conservative Allocation	$133,367,238	$5,378,321	$(1,866,646)	$3,511,675
Moderate Allocation	190,853,079	12,147,578	(1,344,407)	10,803,171
Growth Allocation	205,034,370	16,545,318	(1,539,317)	15,006,001
Aggressive Allocation	175,762,935	18,472,849	(1,002,176)	17,470,673
Target Date Retirement Income	11,229,923	294,411	(168,595)	125,816
Target Date 2010	8,379,994	479,632	(161,438)	318,194
Target Date 2015	20,627,047	1,350,431	(300,065)	1,050,366
Target Date 2020	35,942,650	2,688,627	(336,070)	2,352,557
Target Date 2025	32,016,580	2,492,112	(419,157)	2,072,955
Target Date 2030	26,980,179	2,704,954	(350,341)	2,354,613
Target Date 2035	18,363,292	2,351,957	(163,673)	2,188,284

80	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Target Date 2040	$28,988,441	$4,648,084	$(241,543)	$4,406,541
Target Date 2045	3,173,000	117,464	(25,749)	91,715
Target Date 2050	6,329,420	234,510	(37,742)	196,768
Morningstar Multi-Asset Income	135,426,417	2,395,060	(8,347,572)	(5,952,512)

Management has reviewed the tax positions as of July 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	81

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Conservative Allocation ETF, iShares Moderate Allocation ETF, iShares Growth Allocation ETF, iShares Aggressive Allocation ETF, iShares Target Date Retirement Income ETF, iShares Target Date 2010 ETF, iShares Target Date 2015 ETF, iShares Target Date 2020 ETF, iShares Target Date 2025 ETF, iShares Target Date 2030 ETF, iShares Target Date 2035 ETF, iShares Target Date 2040 ETF, iShares Target Date 2045 ETF, iShares Target Date 2050 ETF and iShares Morningstar Multi-Asset Income ETF (the “Funds”), at July 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 20, 2013

82	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended July 31, 2013, the Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds pursuant to Section 852(g)(1) of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Conservative Allocation	$343,242	$33,252
Moderate Allocation	545,865	62,714
Growth Allocation	520,752	61,173
Aggressive Allocation	569,875	63,408
Target Date Retirement Income	21,241	2,653
Target Date 2010	18,092	2,475
Target Date 2015	59,731	6,900
Target Date 2020	126,623	14,779
Target Date 2025	117,112	16,419
Target Date 2030	111,454	13,155
Target Date 2035	81,588	9,387
Target Date 2040	156,608	18,007
Target Date 2045	33,741	4,104
Target Date 2050	39,294	4,973
Morningstar Multi-Asset Income	96,539	9,836

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended July 31, 2013 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
Conservative Allocation	15.21%
Moderate Allocation	24.02
Growth Allocation	34.56
Aggressive Allocation	40.99
Target Date Retirement Income	19.71
Target Date 2010	24.50
Target Date 2015	29.00
Target Date 2020	32.23

iShares ETF	Dividends- Received Deduction
Target Date 2025	35.10%
Target Date 2030	37.16
Target Date 2035	37.75
Target Date 2040	42.16
Target Date 2045	47.42
Target Date 2050	46.35
Morningstar Multi-Asset Income	11.96

TAX INFORMATION	83

Tax Information (Unaudited) (Continued)

iSHARES® TRUST

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2013:

iShares ETF	Qualified Dividend Income
Conservative Allocation	$765,779
Moderate Allocation	1,528,271
Growth Allocation	2,148,460
Aggressive Allocation	2,141,111
Target Date Retirement Income	59,928
Target Date 2010	55,743
Target Date 2015	177,170
Target Date 2020	364,452

iShares ETF	Qualified Dividend Income
Target Date 2025	$331,680
Target Date 2030	320,341
Target Date 2035	240,064
Target Date 2040	444,521
Target Date 2045	68,184
Target Date 2050	84,167
Morningstar Multi-Asset Income	752,888

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

84	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the of supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board

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noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund’s fees reflect that each Fund will operate in an affiliated exchange traded fund of exchange traded funds structure.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

86	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub- advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

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iSHARES® TRUST

disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

88	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Conservative Allocation	$0.611648	$—	$0.008527	$0.620175	99%	—%	1%	100%
Moderate Allocation	0.707623	—	0.012082	0.719705	98	—	2	100
Growth Allocation	0.767609	—	0.013408	0.781017	98	—	2	100
Aggressive Allocation	0.858569	—	0.017224	0.875793	98	—	2	100
Target Date Retirement Income	0.643461	—	0.008925	0.652386	99	—	1	100
Target Date 2010	0.689234	—	0.010512	0.699746	98	—	2	100
Target Date 2015	0.749390	—	0.011975	0.761365	98	—	2	100
Target Date 2020	0.768639	—	0.012847	0.781486	98	—	2	100
Target Date 2025	0.808106	—	0.014956	0.823062	98	—	2	100
Target Date 2030	0.801999	—	0.015498	0.817497	98	—	2	100
Target Date 2035	0.823582	—	0.017629	0.841211	98	—	2	100
Target Date 2040	0.831875	—	0.018705	0.850580	98	—	2	100
Target Date 2045	0.634898	—	0.013941	0.648839	98	—	2	100
Target Date 2050	0.626676	—	0.015857	0.642533	98	—	2	100
Morningstar Multi-Asset Income	1.391653	—	0.015725	1.407378	99	—	1	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Conservative Allocation ETF

Period Covered: January 1, 2009 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.09%
Greater than 2.0% and Less than 2.5%	2	0.18
Greater than 1.5% and Less than 2.0%	9	0.80
Greater than 1.0% and Less than 1.5%	32	2.83
Greater than 0.5% and Less than 1.0%	29	2.57
Between 0.5% and –0.5%	1,043	92.29
Less than –0.5% and Greater than –1.0%	5	0.44
Less than –1.0% and Greater than –1.5%	7	0.62
Less than –1.5% and Greater than –2.0%	1	0.09
Less than –2.0%	1	0.09

	1,130	100.00%

iShares Moderate Allocation ETF

Period Covered: January 1, 2009 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.09%
Greater than 1.5% and Less than 2.0%	9	0.80
Greater than 1.0% and Less than 1.5%	22	1.95
Greater than 0.5% and Less than 1.0%	42	3.72
Between 0.5% and –0.5%	1,044	92.38
Less than –0.5% and Greater than –1.0%	6	0.53
Less than –1.0% and Greater than –1.5%	5	0.44
Less than –1.5% and Greater than –2.0%	1	0.09

	1,130	100.00%

90	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Growth Allocation ETF

Period Covered: January 1, 2009 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	6	0.53%
Between 0.5% and –0.5%	1,119	99.02
Less than –0.5% and Greater than –1.0%	1	0.09
Less than –1.0% and Greater than –1.5%	2	0.18
Less than –1.5%	2	0.18

	1,130	100.00%

iShares Aggressive Allocation ETF

Period Covered: January 1, 2009 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.18%
Greater than 1.5% and Less than 2.0%	5	0.44
Greater than 1.0% and Less than 1.5%	1	0.09
Greater than 0.5% and Less than 1.0%	3	0.27
Between 0.5% and –0.5%	1,117	98.84
Less than –0.5%	2	0.18

	1,130	100.00%

SUPPLEMENTAL INFORMATION	91

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Target Date Retirement Income ETF

Period Covered: January 1, 2009 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	3	0.27%
Greater than 5.5% and Less than 6.0%	1	0.09
Greater than 5.0% and Less than 5.5%	3	0.27
Greater than 4.5% and Less than 5.0%	9	0.80
Greater than 4.0% and Less than 4.5%	11	0.97
Greater than 3.5% and Less than 4.0%	11	0.97
Greater than 3.0% and Less than 3.5%	4	0.35
Greater than 2.5% and Less than 3.0%	8	0.71
Greater than 2.0% and Less than 2.5%	6	0.53
Greater than 1.5% and Less than 2.0%	10	0.88
Greater than 1.0% and Less than 1.5%	6	0.53
Greater than 0.5% and Less than 1.0%	13	1.15
Between 0.5% and –0.5%	1,019	90.17
Less than –0.5% and Greater than –1.0%	3	0.27
Less than –1.0% and Greater than –1.5%	7	0.62
Less than –1.5% and Greater than –2.0%	1	0.09
Less than –2.0% and Greater than –2.5%	8	0.71
Less than –2.5% and Greater than –3.0%	2	0.18
Less than –3.0% and Greater than –3.5%	4	0.35
Less than –3.5% and Greater than –4.0%	1	0.09

	1,130	100.00%

iShares Target Date 2010 ETF

Period Covered: January 1, 2009 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	6	0.53%
Greater than 4.5% and Less than 5.0%	2	0.18
Greater than 4.0% and Less than 4.5%	1	0.09
Greater than 3.5% and Less than 4.0%	19	1.68
Greater than 3.0% and Less than 3.5%	17	1.50
Greater than 2.5% and Less than 3.0%	24	2.12
Greater than 2.0% and Less than 2.5%	14	1.24
Greater than 1.5% and Less than 2.0%	7	0.62
Greater than 1.0% and Less than 1.5%	4	0.35
Greater than 0.5% and Less than 1.0%	14	1.24
Between 0.5% and –0.5%	1,014	89.74
Less than –0.5% and Greater than –1.0%	1	0.09
Less than –1.0% and Greater than –1.5%	2	0.18
Less than –1.5% and Greater than –2.0%	1	0.09
Less than –2.0%	4	0.35

	1,130	100.00%

92	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Target Date 2015 ETF

Period Covered: January 1, 2009 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	3	0.27%
Greater than 0.5% and Less than 1.0%	5	0.44
Between 0.5% and –0.5%	1,121	99.20
Less than –0.5% and Greater than –1.0%	1	0.09

	1,130	100.00%

iShares Target Date 2020 ETF

Period Covered: January 1, 2009 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	4	0.35%
Greater than 0.5% and Less than 1.0%	3	0.27
Between 0.5% and –0.5%	1,122	99.29
Less than –0.5% and Greater than –1.0%	1	0.09

	1,130	100.00%

iShares Target Date 2025 ETF

Period Covered: January 1, 2009 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	5	0.44%
Greater than 1.0% and Less than 1.5%	1	0.09
Greater than 0.5% and Less than 1.0%	3	0.27
Between 0.5% and –0.5%	1,120	99.11
Less than –0.5% and Greater than –1.0%	1	0.09

	1,130	100.00%

iShares Target Date 2030 ETF

Period Covered: January 1, 2009 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	5	0.44%
Between 0.5% and –0.5%	1,123	99.38
Less than –0.5% and Greater than –1.0%	1	0.09
Less than –1.0% and Greater than –1.5%	1	0.09

	1,130	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Target Date 2035 ETF

Period Covered: January 1, 2009 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	5	0.44%
Greater than 5.0% and Less than 5.5%	1	0.09
Greater than 4.5% and Less than 5.0%	1	0.09
Greater than 4.0% and Less than 4.5%	5	0.44
Greater than 3.5% and Less than 4.0%	11	0.97
Greater than 3.0% and Less than 3.5%	15	1.33
Greater than 2.5% and Less than 3.0%	11	0.97
Greater than 2.0% and Less than 2.5%	7	0.62
Greater than 1.5% and Less than 2.0%	8	0.71
Greater than 1.0% and Less than 1.5%	11	0.97
Greater than 0.5% and Less than 1.0%	11	0.97
Between 0.5% and –0.5%	1,017	90.01
Less than –0.5% and Greater than –1.0%	7	0.62
Less than –1.0% and Greater than –1.5%	5	0.44
Less than –1.5% and Greater than –2.0%	1	0.09
Less than –2.0% and Greater than –2.5%	2	0.18
Less than –2.5% and Greater than –3.0%	5	0.44
Less than –3.0% and Greater than –3.5%	2	0.18
Less than –3.5%	5	0.44

	1,130	100.00%

iShares Target Date 2040 ETF

Period Covered: January 1, 2009 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	2	0.18%
Greater than 4.0% and Less than 4.5%	1	0.09
Greater than 3.5% and Less than 4.0%	3	0.27
Greater than 3.0% and Less than 3.5%	3	0.27
Greater than 2.5% and Less than 3.0%	8	0.71
Greater than 2.0% and Less than 2.5%	6	0.53
Greater than 1.5% and Less than 2.0%	12	1.06
Greater than 1.0% and Less than 1.5%	30	2.65
Greater than 0.5% and Less than 1.0%	12	1.06
Between 0.5% and –0.5%	1,049	92.82
Less than –0.5% and Greater than –1.0%	2	0.18
Less than –1.0% and Greater than –1.5%	2	0.18

	1,130	100.00%

94	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Target Date 2045 ETF

Period Covered: October 1, 2011 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	437	100.00%

	437	100.00%

iShares Target Date 2050 ETF

Period Covered: October 1, 2011 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	3	0.69%
Between 0.5% and –0.5%	432	98.85
Less than –0.5% and Greater than –1.0%	1	0.23
Less than –1.0%	1	0.23

	437	100.00%

iShares Morningstar Multi-Asset Income ETF

Period Covered: July 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	2	0.80%
Between 0.5% and –0.5%	247	99.20

	249	100.00%

SUPPLEMENTAL INFORMATION	95

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 299 Funds (as of July 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

96	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).

Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese

of San Francisco.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	97

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

98	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	99

Notes:

100	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	101

Notes:

102	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Standard & Poor’s, or Morningstar, Inc. nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-74-0713

JULY 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares Developed Small-Cap ex North America ETF | IFSM | NASDAQ
➢	iShares MSCI ACWI ETF | ACWI | NASDAQ
➢	iShares MSCI ACWI ex U.S. ETF | ACWX | NASDAQ
➢	iShares MSCI Emerging Markets Financials ETF | EMFN | NASDAQ
➢	iShares MSCI Emerging Markets Materials ETF | EMMT | NASDAQ
➢	iShares MSCI Europe Financials ETF | EUFN | NASDAQ
➢	iShares MSCI Far East Financials ETF | FEFN | NASDAQ
➢	iShares MSCI Kokusai ETF | TOK | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global stocks advanced by more than 20% for the 12-month period ended July 31, 2013 (the “reporting period”). Nearly all of the gains in global equity markets occurred during the six-month period between mid-November 2012 and mid-May 2013, when a number of concerns and uncertainties were alleviated or temporarily resolved, leading to greater investor confidence.

Global equity markets were volatile early in the reporting period as uncertain outcomes in the U.S. presidential election and the “fiscal cliff” (the expiration of certain federal tax cuts and the implementation of automatic U.S. government spending reductions set to take place in early 2013) weighed on investor confidence. In addition, concerns about the lingering European sovereign debt crisis and a broad deceleration in global economic activity contributed to the volatility in stock markets worldwide. The end result was a modest gain for global stocks from the beginning of the reporting period through mid-November 2012.

Market conditions changed in late 2012 and early 2013. The U.S. presidential election in November 2012 maintained the status quo, and the fiscal cliff was temporarily resolved in early 2013. Meanwhile, global economic conditions improved as central banks around the world took more aggressive actions to stimulate economic growth. Most notably, central banks in the U.S. and U.K. increased their quantitative easing activity, while the Bank of Japan introduced quantitative easing measures for the first time. These developments contributed to a sharp rally in global equity markets from mid-November 2012 through mid-May 2013.

Global stocks resumed their volatility during the last two months of the reporting period. In mid-May, the U.S. Federal Reserve Bank (the “Fed”) signaled that it may taper back its quantitative easing measures before the end of 2013, and global equity markets responded by declining sharply throughout late May and June. Promising economic news in Europe and Japan helped global stocks recover somewhat in July 2013.

Among developed markets, U.S. stocks gained nearly 25% for the reporting period. Signs of better economic growth — including the lowest unemployment rate (7.4%) since December 2008, evidence of a burgeoning recovery in the housing market, and an inflation rate of 2% — provided a lift to the U.S. equity market.

European equity markets returned more than 26% for the reporting period. In September 2012, the European Central Bank pledged to protect the euro and support bond markets in the euro zone, and these actions helped restore confidence in the region’s financial markets. In addition, economic conditions began to improve toward the end of the reporting period, further aiding Europe’s equity markets. The best-performing markets in the region included Spain, Finland and France.

Stocks of developed markets in the Asia/Pacific region returned approximately 19% for the reporting period. Japan was the leading performer in this region; excluding Japan, stocks in the Asia/Pacific region returned less than 9% for the reporting period. In early 2013, the Bank of Japan’s newly appointed governor took meaningful steps to revive the stagnant Japanese economy by implementing aggressive quantitative easing measures, and the country’s stock market rallied in response to these efforts.

Emerging markets stocks underperformed during the reporting period, gaining just 2%. Slowing growth in many developing economies — most notably China, Brazil and India — contributed to the weakness in emerging markets stocks. Emerging markets in Asia held up best during the reporting period, while markets in Latin America declined the most.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	27.59%	27.11%	27.11%	27.59%	27.11%	27.11%
5 Years	3.11%	3.00%	3.53%	16.54%	15.91%	18.95%
Since inception	(0.96)%	(1.00)%	(0.49)%	(5.34)%	(5.58)%	(2.79)%
GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,050.50	$2.54	$1,000.00	$1,022.30	$2.51	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

The iShares Developed Small-Cap ex North America ETF (the “Fund”), formerly the iShares FTSE Developed Small Cap ex-North America Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Developed Small Cap ex-North America Index (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the stock performance of small-capitalization companies in developed countries outside North America, as defined by the Index provider. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 27.59%, net of fees, while the total return for the Index was 27.11%.

As represented by the Index, small-capitalization stocks in developed countries outside of North America advanced by more than 27% for the reporting period, outperforming the broad international equity indexes. Smaller-company stocks in developed countries generally outperformed during the reporting period as economic conditions improved in most developed regions of the world.

Within the Index, European stocks (which comprised more than 60% of the Index as of July 31, 2013) generated the best returns; eight of the ten highest returns by country were from Europe, led by Denmark, Portugal, Ireland and Italy — each of which returned more than 50% for the reporting period. The United Kingdom (the largest country weighting in the Index as of July 31, 2013) also posted strong returns for the reporting period. Outside of Europe, the leading performers included Israel, New Zealand and South Korea. On the downside, the only country in the Index that declined for the reporting period was Australia, whose resource-based economy struggled with weaker global demand for commodities.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector/Investment Types	Percentage of Net Assets

Industrial	22.11%
Financial	19.52
Consumer Cyclical	18.14
Consumer Non-Cyclical	15.47
Basic Materials	7.42
Communications	6.09
Technology	4.25
Energy	4.09
Utilities	1.72
Diversified	0.66
Investment Companies	0.16
Short-Term and Other Net Assets	0.37

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Travis Perkins PLC (United Kingdom)	0.53%
Ashtead Group PLC (United Kingdom)	0.52
Mondi PLC (United Kingdom)	0.47
Persimmon PLC (United Kingdom)	0.45
Symrise AG (Germany)	0.44
Trelleborg AB Class B (Sweden)	0.40
GN Store Nord A/S (Denmark)	0.40
Taylor Wimpey PLC (United Kingdom)	0.39
Barratt Developments PLC (United Kingdom)	0.37
Vestas Wind Systems A/S (Denmark)	0.36

TOTAL	4.33%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.54%	20.94%	20.50%	20.54%	20.94%	20.50%
5 Years	3.82%	3.86%	3.81%	20.63%	20.87%	20.55%
Since inception	2.76%	2.75%	2.65%	15.70%	15.64%	15.02%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,062.20	$1.74	$1,000.00	$1,023.10	$1.71	0.34%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI ETF

The iShares MSCI ACWI ETF (the “Fund”), formerly the iShares MSCI ACWI Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World Index (the “Index”). The Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging markets countries. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 20.54%, net of fees, while the total return for the Index was 20.50%.

As represented by the Index, global stocks advanced by just over 20% for the reporting period. European stocks generated the best returns in the Index; the ten highest returns by country were all from Europe, led by Greece, Spain, Finland and France. Outside of Europe, the leading performers included the Philippines, Japan, the U.S. (the largest country weighting in the Index as of July 31, 2013, at more than 45%) and Hong Kong. On the downside, the most significant decliners during the reporting period included several emerging markets in Latin America, led by Peru, Chile and Brazil. Index stocks in the Czech Republic, Morocco and South Africa also declined for the reporting period.

From a sector perspective, every sector in the Index posted positive returns for the reporting period. Consumer discretionary stocks generated the best returns in the Index as consumer spending improved in many regions of the world. The financials sector (the Index’s largest sector weighting as of July 31, 2013), along with the health care and industrials sectors of the Index, were also strong performers for the reporting period. Lagging sectors included energy and materials, which were held down by declining commodity prices.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector*	Percentage of Net Assets

Financial	21.04%
Consumer Non-Cyclical	20.57
Consumer Cyclical	10.86
Industrial	10.27
Communications	10.24
Energy	9.83
Technology	7.75
Basic Materials	5.39
Utilities	3.22
Diversified	0.60
Short-Term and Other Net Assets	0.23

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Apple Inc.	1.29%
Exxon Mobil Corp.	1.28
General Electric Co.	0.76
Chevron Corp.	0.75
Microsoft Corp.	0.74
Johnson & Johnson	0.73
Nestle SA Registered (Switzerland)	0.72
Google Inc. Class A	0.69
Wells Fargo & Co.	0.68
J.P. Morgan Chase & Co.	0.66

TOTAL	8.30%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX U.S. ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.74%	17.25%	16.96%	16.74%	17.25%	16.96%
5 Years	(0.05)%	0.01%	0.79%	(0.26)%	0.04%	4.03%
Since inception	(0.73)%	(0.68)%	(0.14)%	(3.84)%	(3.61)%	(0.75)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,001.90	$1.69	$1,000.00	$1,023.10	$1.71	0.34%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

The iShares MSCI ACWI ex U.S. ETF (the “Fund”), formerly the iShares MSCI ACWI ex US Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World Index ex USA (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of developed and emerging markets countries, excluding the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 16.74%, net of fees, while the total return for the Index was 16.96%.

As represented by the Index, international stocks advanced by nearly 17% for the reporting period, trailing the broad international equity indexes. European stocks generated the best returns in the Index; the ten highest returns by country were all from Europe, led by Greece, Spain, Finland and France. Outside of Europe, the leading performers included the Philippines, Japan (the second-largest country weighting in the Index as of July 31, 2013) and Hong Kong. On the downside, the most significant decliners during the reporting period included several emerging markets in Latin America, led by Peru, Chile and Brazil. Index stocks in the Czech Republic, Morocco and South Africa also declined for the reporting period.

From a sector perspective, all but one sector in the Index posted positive returns for the reporting period. Consumer discretionary stocks generated the best returns in the Index as consumer spending improved in many regions of the world. The financials sector (the Index’s largest sector weighting as of July 31, 2013), along with the health care and industrials sectors of the Index, were also strong performers for the reporting period. The only sector in the Index to decline for the reporting period was the materials sector, which was held down by declining commodity prices. The energy sector of the Index faced similar challenges but produced a narrowly positive return.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector*	Percentage of Net Assets

Financial	26.09%
Consumer Non-Cyclical	19.13
Consumer Cyclical	10.98
Industrial	10.28
Energy	8.88
Basic Materials	8.10
Communications	7.98
Technology	3.72
Utilities	3.40
Diversified	1.10
Short-Term and Other Net Assets	0.34

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Nestle SA Registered (Switzerland)	1.39%
HSBC Holdings PLC (United Kingdom)	1.24
Roche Holding AG Genusschein (Switzerland)	1.09
Toyota Motor Corp. (Japan)	1.07
Novartis AG Registered (Switzerland)	1.02
Vodafone Group PLC (United Kingdom)	0.90
Samsung Electronics Co. Ltd. (South Korea)	0.86
BP PLC (United Kingdom)	0.78
GlaxoSmithKline PLC (United Kingdom)	0.76
Commonwealth Bank of Australia (Australia)	0.72

TOTAL	9.83%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS FINANCIALS ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	4.50%	4.36%	5.37%	4.50%	4.36%	5.37%
Since inception	2.09%	1.96%	1.14%	7.58%	7.09%	4.08%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/20/10. The first day of secondary market trading was 1/22/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$857.70	$3.04	$1,000.00	$1,021.50	$3.31	0.66%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS FINANCIALS ETF

The iShares MSCI Emerging Markets Financials ETF (the “Fund”), formerly the iShares MSCI Emerging Markets Financials Sector Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Financials Index (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of the financials sector of emerging markets countries. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 4.50%, net of fees, while the total return for the Index was 5.37%.

As represented by the Index, financials stocks in emerging markets advanced by more than 5% for the reporting period, trailing the performance of financials stocks in developed markets, but outperforming the broad emerging markets equity indexes. In contrast to gains of more than 20% in developed equity markets, emerging markets stocks gained approximately 2% for the reporting period as notably slower growth in emerging economies led investors to shift assets away from stock markets in developing countries. Financials stocks in emerging markets held up better than the broad emerging markets indexes as concerns about sovereign and mortgage debt defaults around the globe eased during the reporting period.

Within the Index, real estate stocks were the best performers, posting double-digit gains for the reporting period as commercial property markets strengthened. Banks, which comprised nearly three-quarters of the Index as of July 31, 2013, and insurance companies performed in line with the overall Index. Diversified financials stocks lagged the other segments of the Index.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector*	Percentage of Net Assets

Banks	73.14%
Real Estate	9.91
Insurance	7.17
Diversified Financial Services	5.14
Holding Companies–Diversified	4.07
Real Estate Investment Trusts	0.27
Short-Term and Other Net Assets	0.30

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

China Construction Bank Corp. Class H (China)	6.22%
Industrial and Commercial Bank of China Ltd. Class H (China)	4.69
Banco Bradesco SA SP ADR (Preferred) (Brazil)	4.06
Itau Unibanco Holding SA SP ADR (Preferred) (Brazil)	3.93
Bank of China Ltd. Class H (China)	3.37
Sberbank of Russia SP ADR (Russia)	2.88
HDFC Bank Ltd. SP ADR (India)	2.82
China Life Insurance Co. Ltd. Class H (China)	2.44
Shinhan Financial Group Co. Ltd. SP ADR (South Korea)	2.33
PT Bank Central Asia Tbk (Indonesia)	2.14

TOTAL	34.88%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS MATERIALS ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(15.52)%	(15.36)%	(15.36)%	(15.52)%	(15.36)%	(15.36)%
Since inception	(10.14)%	(10.25)%	(8.94)%	(31.42)%	(31.72)%	(28.14)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/20/10. The first day of secondary market trading was 1/22/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$734.70	$2.84	$1,000.00	$1,021.50	$3.31	0.66%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS MATERIALS ETF

The iShares MSCI Emerging Markets Materials ETF (the “Fund”), formerly the iShares MSCI Emerging Markets Materials Sector Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Materials Index (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of the materials sector of emerging markets countries. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was -15.52%, net of fees, while the total return for the Index was -15.36%.

As represented by the Index, materials stocks in emerging markets declined by more than 15% for the reporting period, trailing the performance of materials stocks in developed markets and the broad emerging markets equity indexes. In contrast to gains of more than 20% in developed equity markets, emerging markets stocks gained approximately 2% for the reporting period as notably slower growth in emerging economies led investors to shift assets away from stock markets in emerging countries.

Materials stocks in emerging markets fell sharply during the reporting period as the slowdown in developing economies led to weaker demand for commodities. As a result, the prices of many commodities declined significantly for the reporting period, which weighed on the profit margins of materials stocks.

Within the Index, metals and mining stocks (which comprised more than half of the Index as of July 31, 2013) experienced the most severe declines as the prices of metals such as silver and gold fell during the reporting period. The stocks of chemicals producers also declined for the reporting period. On the positive side, construction materials, paper and forest products, and containers and packaging producers advanced for the reporting period.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector*	Percentage of Net Assets

Iron & Steel	31.56%
Mining	23.76
Chemicals	18.28
Building Materials	15.56
Holding Companies–Diversified	4.75
Forest Products & Paper	3.95
Packaging & Containers	0.69
Manufacturing	0.54
Coal	0.53
Short-Term and Other Net Assets	0.38

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

POSCO SP ADR (South Korea)	9.90%
Vale SA Class A SP ADR (Preferred) (Brazil)	7.13
Vale SA SP ADR (Brazil)	5.19
Cemex SAB de CV CPO (Mexico)	4.87
Siam Cement PCL NVDR (Thailand)	4.75
Grupo Mexico SAB de CV Series B (Mexico)	4.20
Mexichem SAB de CV (Mexico)	3.82
China Steel Corp. SP GDR (Taiwan)	3.09
Sociedad Quimica y Minera de Chile SA Series B SP ADR (Chile)	3.02
PTT Global Chemical PCL NVDR (Thailand)	2.85

TOTAL	48.82%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI EUROPE FINANCIALS ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	47.30%	47.63%	47.71%	47.30%	47.63%	47.71%
Since inception	0.16%	0.28%	0.29%	0.58%	0.99%	1.03%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/20/10. The first day of secondary market trading was 1/22/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,035.90	$2.42	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EUROPE FINANCIALS ETF

The iShares MSCI Europe Financials ETF (the “Fund”), formerly the iShares MSCI Europe Financials Sector Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Europe Financials Index (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of the financials sector of developed market countries in Europe. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 47.30%, net of fees, while the total return for the Index was 47.71%.

As represented by the Index, European financials stocks advanced by more than 47% for the reporting period, outperforming the broad European equity indexes. Financials stocks in Europe had been out of favor for the past several years as the ongoing European sovereign debt crisis led to investor concerns about potential losses on financial companies’ debt holdings. However, positive developments on the sovereign debt front — particularly the European Central Bank’s pledge to protect the euro and support European bond markets — and improving economic conditions across Europe toward the end of the reporting period restored a measure of confidence in European financial companies. As a result, European financials stocks rebounded significantly during the reporting period.

Within the Index, diversified financials stocks generated the best returns for the reporting period. Banks (the Index’s largest sector weighting as of July 31, 2013, at approximately 50%) and insurance companies were also strong performers for the reporting period. European real estate stocks lagged other segments of the Index, though they posted double-digit gains overall.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector*	Percentage of Net Assets

Banks	60.45%
Insurance	28.00
Real Estate Investment Trusts	4.23
Diversified Financial Services	4.00
Holding Companies–Diversified	2.39
Real Estate	0.47
Venture Capital	0.34
Short-Term and Other Net Assets	0.12

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

HSBC Holdings PLC (United Kingdom)	12.55%
Banco Santander SA (Spain)	4.72
UBS AG Registered (Switzerland)	4.28
Allianz SE Registered (Germany)	4.25
BNP Paribas SA (France)	3.84
Standard Chartered PLC (United Kingdom)	3.34
Barclays PLC (United Kingdom)	3.19
Banco Bilbao Vizcaya Argentaria SA (Spain)	3.13
Lloyds Banking Group PLC (United Kingdom)	2.84
Deutsche Bank AG Registered (Germany)	2.74

TOTAL	44.88%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI FAR EAST FINANCIALS ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	28.25%	28.37%	28.90%	28.25%	28.37%	28.90%
Since Inception	7.76%	7.54%	8.20%	30.19%	29.26%	32.09%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/20/10. The first day of secondary market trading was 1/22/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,067.90	$2.46	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FAR EAST FINANCIALS ETF

The iShares MSCI Far East Financials ETF (the “Fund”), formerly the iShares MSCI Far East Financials Sector Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Far East Financials Index (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of the financials sector of developed market countries in the Far East region. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 28.25%, net of fees, while the total return for the Index was 28.90%.

As represented by the Index, financials stocks in the Far East (Japan, Hong Kong and Singapore) advanced by more than 28% for the reporting period. Much of the advance was driven by financials stocks in Japan, which comprised more than 60% of the Index as of July 31, 2013. The Bank of Japan’s new governor embarked on an aggressive series of quantitative easing measures in an effort to revive the country’s long-dormant economy. These strategies began to pay off late in the reporting period as signs of improvement in the Japanese economy emerged, providing a lift to Japanese financials stocks.

Economic growth in Hong Kong and Singapore also improved during the reporting period, particularly over the last six months. This led to increased lending activity in both countries, which aided Hong Kong and Singapore financials stocks during the reporting period. Declining inflation rates in both countries also contributed favorably to the performance of financials stocks.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Banks	41.75%
Real Estate	21.65
Insurance	14.57
Diversified Financial Services	11.51
Real Estate Investment Trusts	5.42
Holding Companies-Diversified	2.49
Home Builders	1.26
Lodging	0.58
Food	0.35
Internet	0.29
Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Mitsubishi UFJ Financial Group Inc. (Japan)	9.24%
Sumitomo Mitsui Financial Group Inc. (Japan)	6.82
AIA Group Ltd. (Hong Kong)	6.67
Mizuho Financial Group Inc. (Japan)	5.61
Mitsubishi Estate Co. Ltd. (Japan)	3.50
Nomura Holdings Inc. (Japan)	3.30
Oversea-Chinese Banking Corp. Ltd. (Singapore)	2.86
Mitsui Fudosan Co. Ltd. (Japan)	2.77
Sun Hung Kai Properties Ltd. (Hong Kong)	2.77
DBS Group Holdings Ltd. (Singapore)	2.72

TOTAL	46.26%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI KOKUSAI ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.26%	24.80%	22.98%	23.26%	24.80%	22.98%
5 Years	4.94%	5.16%	4.66%	27.29%	28.60%	25.60%
Since Inception	1.32%	1.39%	1.01%	7.69%	8.12%	5.83%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/10/07. The first day of secondary market trading was 12/12/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,083.30	$1.29	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI KOKUSAI ETF

The iShares MSCI Kokusai ETF (the “Fund”), formerly the iShares MSCI Kokusai Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Kokusai Index (the “Index”). The Index is designed to measure equity market performance in those countries that MSCI Inc. has classified as having developed economies, excluding Japan. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 23.26%, net of fees, while the total return for the Index was 22.98%.

As represented by the Index, global stocks in developed countries excluding Japan advanced by more than 23% for the reporting period. European stocks generated the best returns in the Index; the ten highest returns by country were all from Europe, led by Greece, Spain, Finland and France. Outside of Europe, the leading performers included the U.S. (the largest country weighting in the Index as of July 31, 2013, at nearly 60%), Hong Kong and New Zealand.

Lagging markets during the reporting period included Israel, Singapore and Australia, though all three produced positive returns.

From a sector perspective, financials stocks (the Index’s largest sector weighting as of July 31, 2013) performed well during the reporting period. The health care and consumer discretionary sectors of the Index were also strong performers for the reporting period. Lagging sectors included energy and materials, which were held down by declining commodity prices.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	22.49%
Financial	21.08
Energy	10.50
Communications	9.88
Industrial	9.74
Consumer Cyclical	9.07
Technology	8.07
Basic Materials	5.12
Utilities	3.39
Diversified	0.47
Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Apple Inc.	1.61%
Exxon Mobil Corp.	1.59
Johnson & Johnson	0.99
Microsoft Corp.	0.96
General Electric Co.	0.95
Chevron Corp.	0.92
Google Inc. Class A	0.89
Procter & Gamble Co. (The)	0.83
Wells Fargo & Co.	0.83
Nestle SA Registered (Switzerland)	0.82

TOTAL	10.39%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2013 and held through July 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 98.90%

AUSTRALIA — 7.49%
Abacus Property Group	5,955	$11,811
Acrux Ltd.	9,190	27,794
AED Oil Ltd.[a,b]	11,395	—
Ainsworth Game Technology Ltd.	3,375	10,904
Amcom Telecommunications Ltd.	6,150	10,266
Ampella Mining Ltd.[a]	43,635	5,091
Arafura Resources Ltd.[a]	29,240	2,755
ARB Corp. Ltd.	3,035	36,825
Ardent Leisure Group	27,540	43,994
Aspen Group Ltd.	26,510	4,282
Astro Japan Property Trust	6,500	20,359
Aurora Oil and Gas Ltd.[a]	13,235	38,365
Ausdrill Ltd.	10,915	10,579
Ausenco Ltd.	2,216	3,033
Australian Agricultural Co. Ltd.[a]	19,460	20,084
Australian Pharmaceutical Industries Ltd.	30,660	12,245
Automotive Holdings Group	7,370	25,068
AWE Ltd.[a]	18,455	22,359
Beach Energy Ltd.	39,880	47,959
Beadell Resources Ltd.[a,c]	28,510	19,190
Billabong International Ltd.[a]	15,150	5,507
Boart Longyear Ltd.	13,625	6,297
Bradken Ltd.	6,645	29,400
Breville Group Ltd.	2,695	18,237
Buru Energy Ltd.[a]	6,425	10,033
BWP Trust	17,035	37,609
Cabcharge Australia Ltd.	3,265	12,688
Cardno Ltd.	5,345	26,239
carsales.com Ltd.	6,100	54,471
Cash Converters International Ltd.	6,190	6,555
Charter Hall Group	6,705	23,167
Charter Hall Retail REIT	10,880	37,690
Clough Ltd.	21,740	27,900
Coalspur Mines Ltd.[a,c]	17,060	4,517
Cockatoo Coal Ltd.[a]	65,415	3,405
Coffey International Ltd.[a]	20,080	2,433
Credit Corp. Group Ltd.	570	4,911
Cudeco Ltd.[a]	4,950	6,975
Dart Energy Ltd.[a,c]	40,815	4,945
David Jones Ltd.	20,360	49,335
Decmil Group Ltd.	4,571	8,615
Discovery Metals Ltd.[a]	19,460	2,794

Security	Shares	Value

Drillsearch Energy Ltd.[a]	12,590	$15,480
DUET Group	37,565	72,820
Emeco Holdings Ltd.	34,385	7,715
Energy World Corp. Ltd.[a]	42,970	23,138
Equatorial Resources Ltd.[a]	4,745	2,811
Evolution Mining Ltd.[a]	16,795	13,113
FKP Property Group	11,716	15,824
Fleetwood Corp. Ltd.	2,320	8,287
FlexiGroup Ltd.	7,885	32,198
Flinders Mines Ltd.[a]	73,030	3,080
Forge Group Ltd.	3,240	12,823
G.U.D Holdings Ltd.	4,830	27,785
Galaxy Resources Ltd.[a,b]	13,280	2,056
Gindalbie Metals Ltd.[a,c]	8,110	1,201
GrainCorp Ltd. Class A	6,350	70,494
Gryphon Minerals Ltd.[a]	44,435	7,378
Hills Industries Ltd.	16,390	17,945
Horizon Oil Ltd.[a]	32,845	10,906
iiNET Ltd.	4,435	24,120
Imdex Ltd.	5,705	3,891
Independence Group NL	6,745	19,613
Indophil Resources NLa	13,385	2,583
Infigen Energy[a]	44,535	12,190
Intrepid Mines Ltd.[a]	43,925	10,644
Investa Office Fund	24,840	65,763
Invocare Ltd.	6,165	64,402
Iress Ltd.	6,090	45,254
Ivanhoe Australia Ltd.[a]	10,477	1,645
JB Hi-Fi Ltd.	4,175	69,617
Karoon Gas Australia Ltd.[a]	6,685	33,957
Kingsgate Consolidated Ltd.	5,275	7,551
Kingsrose Mining Ltd.	9,230	3,396
Linc Energy Ltd.[a,c]	9,265	13,470
M2 Telecommunications Group Ltd.	4,680	26,292
Macmahon Holdings Ltd.	57,483	7,480
McMillan Shakespeare Ltd.	2,190	15,979
Medusa Mining Ltd.	7,315	15,165
Mermaid Marine Australia Ltd.	3,825	13,491
Mesoblast Ltd.[a]	7,055	37,166
Miclyn Express Offshore Ltd.[c]	7,730	13,458
Mineral Deposits Ltd.[a]	2,690	5,190
Mineral Resources Ltd.	4,235	36,107
Mirabela Nickel Ltd.[a]	23,820	1,646
Monadelphous Group Ltd.[c]	3,960	58,497
Mount Gibson Iron Ltd.	3,435	1,726
Myer Holdings Ltd.	20,335	48,909

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2013

Security	Shares	Value

Navitas Ltd.	8,650	$46,578
Nexus Energy Ltd.[a]	50,085	3,821
Northern Star Resources Ltd.	15,910	12,351
NRW Holdings Ltd.	11,440	10,010
OM Holdings Ltd.[a]	24,875	7,925
Pacific Brands Ltd.	42,945	31,796
PanAust Ltd.	18,815	33,096
Panoramic Resources Ltd.	10,210	2,428
Papillon Resources Ltd.[a]	16,325	15,823
Perseus Mining Ltd.[a]	17,255	9,059
Pharmaxis Ltd.[a]	13,960	2,067
Premier Investments Ltd.	6,150	42,830
Primary Health Care Ltd.	17,010	77,549
Qube Logistics Holdings Ltd.	18,910	30,038
Ramelius Resources Ltd.[a,c]	21,065	2,647
REA Group Ltd.	1,330	39,138
Regis Resources Ltd.[a]	15,030	47,750
Reject Shop Ltd. (The)	840	12,348
Resolute Mining Ltd.	20,740	15,170
Roc Oil Co. Ltd.[a]	25,925	11,633
SAI Global Ltd.	7,555	25,697
Sandfire Resources NLa	4,275	20,986
Saracen Mineral Holdings Ltd.[a]	24,145	3,467
Seek Ltd.	10,785	91,273
Senex Energy Ltd.[a]	34,905	23,807
Seven Group Holdings Ltd.	3,455	21,519
Sigma Pharmaceuticals Ltd.	45,825	27,143
Silex Systems Ltd.[a]	5,990	14,031
Silver Lake Resources Ltd.[a]	15,410	11,202
Sirius Resources NLa	5,580	13,020
Sirtex Medical Ltd.	1,490	16,675
Skilled Group Ltd.	12,655	33,617
SMS Management & Technology Ltd.	2,450	11,653
Southern Cross Media Group Ltd.	11,745	15,547
Spark Infrastructure Group	40,750	65,279
St Barbara Ltd.[a]	16,375	7,274
Starpharma Holdings Ltd.[a]	12,980	11,299
Sundance Resources Ltd.[a]	75,440	5,484
Sunland Group Ltd.	10,370	13,495
Super Retail Group Ltd.	4,365	49,437
Thorn Group Ltd.	3,890	7,506
Tiger Resources Ltd.[a]	11,685	2,097
TPG Telecom Ltd.	12,710	42,090
Transfield Services Ltd.	16,950	13,539
Transpacific Industries Group Ltd.[a]	42,048	32,264
Troy Resources Ltd.	3,275	4,159

Security	Shares	Value

UGL Ltd.	6,285	$41,063
UXC Ltd.	6,350	6,582
Virgin Australia Holdings Ltd.[a]	67,180	27,432
Watpac Ltd.[a]	15,730	7,482
Webjet Ltd.	2,005	8,367
Western Areas NL	6,080	16,915
White Energy Co. Ltd.[a,c]	27,140	3,532
Wotif.com Holdings Ltd.	4,335	19,258

		2,929,190
AUSTRIA — 0.75%
Atrium European Real Estate Ltd.	5,935	33,257
BWT AG	710	12,020
CA Immobilien Anlagen AG	955	11,986
conwert Immobilien Invest SE	805	8,657
Kapsch TrafficCom AG	160	6,801
Lenzing AG	125	9,474
Oesterreichische Post AG	840	35,804
Palfinger AG	925	28,864
RHI AG	1,385	43,421
Schoeller-Bleckmann Oilfield Equipment AG	430	50,674
Wienerberger AG	3,760	49,078
Zumtobel AG	415	5,086

		295,122
BELGIUM — 1.49%
Ackermans & van Haaren NV	875	79,263
Agfa-Gevaert NVa	8,130	16,193
Barco NV	350	26,179
Befimmo SCA	730	49,921
Bekaert NV	821	28,808
Cofinimmo SA	555	63,378
Compagnie d’Entreprises CFE SA	150	9,082
Compagnie Maritime Belge SA	765	15,207
EVS Broadcast Equipment SA	500	36,131
Ion Beam Applications SAa	1,610	12,720
KBC Ancora SCA[a]	391	8,099
Mobistar SA	870	12,419
Nyrstar NVa	5,440	23,982
RHJ International SAa,c	3,804	19,194
SA D’Ieteren NV	1,140	51,664
Sofina SA	485	45,596
Tessenderlo Chemie NV	1,235	33,372
ThromboGenics NVa,c	1,060	43,499
Van de Velde NV	190	8,992

		583,699

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2013

Security	Shares	Value

DENMARK — 2.19%
ALK-Abello A/S	315	$25,920
Alm. Brand A/Sa	8,140	27,257
Bang & Olufsen A/S Class Ba	1,160	11,054
Bavarian Nordic A/Sa	825	8,816
East Asiatic Co. Ltd. A/Sa	325	5,210
Genmab A/Sa	1,630	47,032
GN Store Nord A/S	7,555	156,092
Jyske Bank A/S Registered[a]	2,345	102,663
NKT Holding A/S	830	33,632
Pandora A/S	2,050	81,679
SimCorp AS	1,950	62,169
Solar Holdings A/S Class B	145	6,676
Sydbank A/Sa	2,990	66,728
Topdanmark A/Sa	2,900	81,403
Vestas Wind Systems A/Sa,c	6,905	139,711

		856,042
FINLAND — 2.19%
Amer Sports OYJ Class A	3,215	63,737
Cargotec Corp. OYJ Class B	1,285	45,558
Caverion Corp.	3,695	20,509
Citycon OYJ	7,800	24,650
Elisa OYJ	4,670	100,147
Huhtamaki OYJ	3,125	59,587
Kemira OYJ	2,945	45,636
Konecranes OYJ	1,860	54,484
Metsa Board OYJ Class B	7,690	26,039
Orion OYJ Class B	2,690	65,688
Outokumpu OYJ[a,c]	28,810	17,865
Outotec OYJ[c]	5,180	62,764
Pohjola Bank PLC Class A	5,380	92,441
Ramirent OYJ	2,335	21,797
Sponda OYJ	6,215	31,855
Tieto OYJ	2,015	38,395
Uponor OYJ	1,950	33,816
YIT OYJ	3,695	50,094

		855,062
FRANCE — 3.63%
ALTEN	490	18,218
Altran Technologies SAa	4,525	32,326
Aperam	606	7,466
BOURBON SA	1,771	47,997
Bull[a]	2,591	8,567
Club Mediterranee SAa	530	12,252
Compagnie Plastic Omnium SA	725	49,367

Security	Shares	Value

Derichebourg[a]	3,295	$11,354
Etablissements Maurel et Prom	3,180	51,832
Euro Disney SCA Registered[a]	1,120	6,752
Eurofins Scientific SA	215	47,105
Faiveley Transport SA	205	13,752
Faurecia[a]	1,325	34,915
GameLoft SAa	2,150	17,386
Groupe Steria SCA	491	6,911
Guerbet	100	11,234
Havas SA	9,800	74,031
Ingenico SA	1,575	117,556
Ipsos SA	1,246	44,225
Jacquet Metal Service SA	1,400	17,660
M6-Metropole Television	2,570	50,523
Maurel & Prom Nigeria	3,180	14,906
Medica SA	1,750	35,902
Mercialys	1,145	22,365
Mersen	605	13,737
Neopost SA	1,100	79,079
Nexans SA	910	48,418
Nexity	950	37,503
Orpea SA	1,265	59,630
PagesJaunes Groupe SAa	2,486	5,414
Rallye SA	420	15,462
Rubis SCA	790	50,352
SA des Ciments Vicat	405	27,239
Saft Groupe SA	1,387	34,146
Sartorius Stedim Biotech SA	85	12,810
Sechilienne-Sidec	1,355	27,492
Sequana SA Registered[a]	646	5,009
Societe de la Tour Eiffel	385	25,070
Soitec SAa,c	8,169	18,223
Technicolor SA Registered[a]	8,271	41,405
Teleperformance SA	2,050	99,084
Ubisoft Entertainment SAa	2,730	41,579
Virbac SA	125	24,897

		1,421,151
GERMANY — 5.80%
Aareal Bank AGa	1,545	42,672
Air Berlin PLC[a,c]	6,225	15,697
AIXTRON SEa	3,335	52,521
Alstria Office REIT AG	2,425	28,336
Aurubis AG	1,260	70,680
Bauer AG	710	18,148
BayWa AG Registered	1,145	56,437

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2013

Security	Shares	Value

Bechtle AG	220	$10,788
Delticom AG	190	9,284
Deutsche EuroShop AG	1,410	59,285
Deutsche Wohnen AG Bearer	4,480	78,881
DEUTZ AGa	4,770	33,126
Dialog Semiconductor PLC[a,c]	2,166	35,736
DIC Asset AG	2,596	26,298
Duerr AG	340	22,677
ElringKlinger AG	1,460	54,021
Freenet AG	3,455	82,556
GAGFAH SAa	3,090	35,664
Gerresheimer AG	940	54,751
Gerry Weber International AG	975	43,585
Gildemeister AG	2,575	59,785
Grenkeleasing AG	510	46,876
GSW Immobilien AG	1,335	53,925
H&R AG	855	9,920
Heidelberger Druckmaschinen AGa	7,240	17,910
IVG Immobilien AGa,c	7,620	1,700
Jenoptik AG	2,705	33,857
Kloeckner & Co. SEa,c	2,830	35,316
Kontron AG	3,955	18,554
Krones AG	600	50,519
KUKA AG	1,345	59,231
LEONI AG	1,225	60,982
MorphoSys AGa	655	44,783
Nordex SEa	3,400	28,438
NORMA Group AG	950	40,367
Pfeiffer Vacuum Technology AG	335	36,405
Rational AG	155	45,012
Rheinmetall AG	755	35,093
Rhoen Klinikum AG	2,410	58,178
SGL Carbon SE	1,745	56,943
Sky Deutschland AGa	15,430	120,371
SMA Solar Technology AG	401	13,682
Stada Arzneimittel AG	1,895	88,737
Symrise AG	3,985	171,709
TAG Immobilien AG	2,600	30,726
Vossloh AG	470	39,130
Wincor Nixdorf AG	1,300	82,608
Wirecard AG	3,155	97,193

		2,269,093
GREECE — 0.88%
Alpha Bank AEa	56,260	33,617
Folli Follie Group[a]	1,050	24,581

Security	Shares	Value

Hellenic Exchanges SA	2,050	$16,550
Intralot SA	3,710	8,523
Jumbo SAa	2,805	29,797
Motor Oil (Hellas) Corinth Refineries SA	1,730	17,527
National Bank of Greece SAa	12,955	45,242
OPAP SA	6,485	58,125
Piraeus Bank SAa,c	32,137	41,180
Public Power Corp. SAa	3,050	31,549
Titan Cement Co. SAa	2,140	38,930

		345,621
HONG KONG — 3.14%
AMVIG Holdings Ltd.	40,000	17,639
Anton Oilfield Services Group[c]	30,000	18,684
Boshiwa International Holding Ltd.[a,b]	20,000	1,083
China Aerospace International Holdings Ltd.	130,000	14,751
China Hongxing Sports Ltd.[a,b]	198,000	2
Chow Sang Sang Holdings International Ltd.[c]	10,000	23,210
CITIC 21CN Co. Ltd.[a]	220,000	11,772
Citic Telecom International Holdings Ltd.	65,000	20,031
CST Mining Group Ltd.[a]	600,000	6,035
Dickson Concepts International Ltd.	25,000	13,926
Emperor Watch & Jewellery Ltd.[c]	100,000	7,608
EVA Precision Industrial Holdings Ltd.	90,000	13,114
Far East Consortium International Ltd.	20,000	6,731
Fook Woo Group Holdings Ltd.[a,b]	40,000	—
G-Resources Group Ltd.[a]	735,000	26,063
Giordano International Ltd.	60,000	59,494
Henderson Investment Ltd.	280,000	20,218
Heng Tai Consumables Group Ltd.[a]	402,500	7,941
HKR International Ltd.	36,000	17,918
Honghua Group Ltd.	70,000	20,128
I.T Ltd.[c]	20,000	5,364
Inspur International Ltd.	300,000	12,185
Ju Teng International Holdings Ltd.	40,000	19,445
L’sea Resources International Holdings Ltd.[a]	300,000	11,218
Lai Sun Development Co. Ltd.[a]	450,583	13,189
Luk Fook Holdings International Ltd.	15,000	41,971
Man Wah Holdings Ltd.	14,000	15,705
Microport Scientific Corp.	25,000	20,083
Midland Holdings Ltd.	40,000	16,144

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2013

Security	Shares	Value

Minth Group Ltd.	30,000	$53,382
Mongolia Energy Corp. Ltd.[a]	245,000	7,424
NagaCorp Ltd.	40,000	31,256
Neo-Neon Holdings Ltd.[a]	72,500	12,620
New World Department Store China Ltd.[c]	25,000	12,765
Newocean Energy Holdings Ltd.	50,000	26,885
Pacific Basin Shipping Ltd.	65,000	35,118
Peace Mark Holdings Ltd.[a,b]	30,000	—
PetroAsian Energy Holdings Ltd.[a]	760,000	14,895
Ports Design Ltd.[c]	16,000	10,439
Pou Sheng International Holdings Ltd.[a]	170,000	6,357
Prosperity REIT	85,000	26,304
Real Gold Mining Ltd.[a,b,c]	27,000	—
Regal Hotels International Holdings Ltd.	20,000	9,980
REXLot Holdings Ltd.	250,000	16,118
Road King Infrastructure Ltd.	10,000	9,761
Sa Sa International Holdings Ltd.	30,000	29,902
Silver Base Group Holdings Ltd.[c]	50,300	9,858
Singamas Container Holdings Ltd.	110,000	23,687
Sino Oil And Gas Holdings Ltd.[a,c]	475,000	13,352
Sinopoly Battery Ltd.[a]	500,000	17,730
SmarTone Telecommunications Holding Ltd.	20,000	31,875
Stella International Holdings Ltd.	7,500	18,394
Sunlight REIT	65,000	26,485
Synear Food Holdings Ltd.[a]	95,000	13,646
TCC International Holdings Ltd.	70,000	16,969
TCL Communication Technology Holdings Ltd.	20,000	7,994
Titan Petrochemicals Group Ltd.[a,b]	400,000	1
Towngas China Co. Ltd.[c]	45,000	43,692
TPV Technology Ltd.	30,000	5,918
Trinity Ltd.[c]	40,000	12,894
Truly International Holdings Ltd.	61,000	27,451
United Laboratories International Holdings Ltd. (The)[a]	40,000	15,422
Value Partners Group Ltd.[c]	30,000	16,634
Varitronix International Ltd.	30,000	18,568
Vitasoy International Holdings Ltd.[c]	30,000	36,749
Yanchang Petroleum International Ltd.[a]	250,000	11,766
Yingde Gases Group Co. Ltd.	40,000	36,414
Yip’s Chemical Holdings Ltd.	20,000	17,923
Yuexiu REIT[c]	75,000	39,070

		1,227,350

Security	Shares	Value

IRELAND — 1.33%
C&C Group PLC	9,710	$53,508
DCC PLC	2,360	95,351
Glanbia PLC	4,190	54,802
Grafton Group PLC Units	7,445	60,600
Kenmare Resources PLC[a]	52,390	20,968
Kingspan Group PLC	4,795	67,332
Paddy Power PLC	955	77,138
Smurfit Kappa Group PLC	4,445	89,715

		519,414
ISRAEL — 0.62%
Africa Israel Investments Ltd.[a]	4,657	8,976
Allot Communications Ltd.[a]	1,180	17,551
Babylon Ltd.	1,310	9,485
Clal Industries Ltd.	2,380	10,019
Discount Investment Corp. Ltd. Registered[a]	1,450	7,015
Frutarom	1,865	31,770
Given Imaging Ltd.[a]	920	14,337
Hadera Paper Ltd.[a]	425	27,456
Jerusalem Economy Ltd.	940	7,292
Kamada Ltd.[a]	1,305	16,268
Menorah Mivtachim Holdings Ltd.[a]	1,505	17,165
Nova Measuring Instruments Ltd.[a]	1,290	11,831
Phoenix Holdings Ltd.	10,000	36,708
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	355	18,321
Tower Semiconductor Ltd.[a,c]	1,764	7,838

		242,032
ITALY — 3.18%
A2A SpA	29,455	25,521
ACEA SpA	2,150	19,770
Amplifon SpA	4,360	21,780
Ansaldo STS SpA	3,471	32,539
Autostrada Torino-Milano SpA[a]	1,140	12,958
Azimut Holding SpA	3,450	77,420
Banca Carige SpA[a,c]	17,600	9,839
Banca Generali SpA	1,150	28,937
Banca Piccolo Credito Valtellinese Scrl	13,420	16,278
Banca Popolare dell’Emilia Romagna Scrl[a]	9,795	58,398
Banca Popolare di Milano Scrl[a]	105,065	51,563
Banca Popolare di Sondrio Scrl	8,725	45,624
Banco di Desio e della Brianza SpA	2,880	7,266
Beni Stabili SpA	23,810	15,410

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2013

Security	Shares	Value

CIR SpA[a]	15,740	$20,639
COFIDE SpA[a]	44,035	27,470
Credito Emiliano SpA	4,285	23,522
Danieli & C. Officine Meccaniche SpA RNC	2,525	43,922
DiaSorin SpA	1,040	43,721
ERG SpA	1,545	14,976
Fondiaria-Sai SpA[a]	14,935	30,759
Geox SpA[c]	3,135	8,159
Gruppo Editoriale L’Espresso SpA[a]	9,140	11,166
Hera SpA	14,965	30,204
Indesit Co. SpA	1,865	13,769
Industria Macchine Automatiche SpA	865	21,249
Interpump Group SpA	4,325	42,785
Iren SpA	18,955	21,193
Italcementi SpA	6,770	39,430
Juventus Football Club SpA[a]	18,845	4,917
Milano Assicurazioni SpA[a]	21,205	14,247
Piaggio & C. SpA	9,575	26,649
Recordati SpA	2,465	28,984
Safilo Group SpA[a]	1,490	30,489
Salvatore Ferragamo Italia SpA	1,125	38,392
Saras SpA[a]	7,601	9,250
Societa Cattolica di Assicurazioni Scrl	2,336	52,266
Societa Iniziative Autostradali e Servizi SpA	1,745	15,281
Sorin SpA[a]	16,920	45,878
Tod’s SpA	315	51,197
Trevi Finanziaria Industriale SpA	981	8,167
Unipol Gruppo Finanziario SpA	7,775	29,713
Yoox SpA[a]	1,715	44,930
Zignago Vetro SpA	4,828	28,913

		1,245,540
JAPAN — 18.56%
Accordia Golf Co. Ltd.	45	48,910
Adeka Corp.	5,500	55,361
Advan Co. Ltd.	1,500	17,035
AEON Delight Co. Ltd.	1,000	18,189
Aica Kogyo Co. Ltd.	1,000	19,247
Akebono Brake Industry Co. Ltd.	7,000	33,237
Amano Corp.	5,000	53,429
AS ONE Corp.	1,000	23,263
Asahi Diamond Industrial Co. Ltd.	2,000	20,599
Asahi Holdings Inc.	500	8,835
Asahi Organic Chemicals Industry Co. Ltd.	10,000	22,470

Security	Shares	Value

Askul Corp.	500	$9,161
Asunaro Aoki Construction Co. Ltd.	2,500	14,565
Bank of Okinawa Ltd. (The)	1,500	61,232
Best Denki Co. Ltd.[a]	9,500	15,647
Central Glass Co. Ltd.	5,000	15,708
Chuetsu Pulp & Paper Co. Ltd.	10,000	14,336
CKD Corp.	1,000	7,615
CMK Corp.	3,000	9,852
Coca-Cola Central Japan Co. Ltd.	2,485	33,073
Colowide Co. Ltd.	5,000	50,023
Dai Nippon Toryo Co. Ltd.	10,000	15,251
Daibiru Corp.	3,000	31,386
Daiei Inc. (The)[a]	6,000	19,765
Daifuku Co. Ltd.	5,000	45,600
Daihen Corp.	5,000	19,674
Daiichi Chuo Kisen Kaisha[a]	10,000	10,167
Daikokutenbussan Co. Ltd.	1,000	29,231
Daikyo Inc.	5,000	14,997
Daio Paper Corp.	5,000	29,993
Daiseki Co. Ltd.	2,000	34,955
Daisyo Corp.	2,500	33,908
Daiwabo Holdings Co. Ltd.	15,000	24,096
Denyo Co. Ltd.	1,500	21,260
Doutor Nichires Holdings Co. Ltd.	3,500	53,876
Duskin Co. Ltd.	3,500	64,979
Dwango Co. Ltd.	5	20,995
EDION Corp.	4,000	22,775
Eighteenth Bank Ltd. (The)	10,000	22,775
Eiken Chemical Co. Ltd.	1,500	24,935
Enplas Corp.	500	39,906
ESPEC Corp.	2,000	15,251
Foster Electric Co. Ltd.	1,000	17,152
Fudo Tetra Corp.[a]	4,500	6,909
Fuji Kyuko Co. Ltd.[c]	5,000	53,276
Fuji Oil Co. Ltd.	3,000	50,053
Fuji Seal International Inc.	500	14,463
Fuji Soft Inc.	2,000	37,537
Fujibo Holdings Inc.	5,000	10,574
Fujimi Inc.	500	5,770
Fujita Kanko Inc.	5,000	20,131
Fujitsu Frontech Ltd.	2,000	12,506
Funai Electric Co. Ltd.	500	4,911
Furukawa Co. Ltd.	15,000	29,892
Furuno Electric Co. Ltd.	2,000	13,909
Futaba Corp.	1,500	17,538
Futaba Industrial Co. Ltd.[a]	4,000	17,325

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2013

Security	Shares	Value

Fuyo General Lease Co. Ltd.	1,000	$34,670
Gecoss Corp.	1,500	8,479
Geo Holdings Corp.	20	18,342
GMO Internet Inc.	3,500	39,607
Goldcrest Co. Ltd.	1,060	25,521
Gun-Ei Chemical Industry Co. Ltd.	5,000	27,350
H.I.S. Co. Ltd.	500	24,300
Hanwa Co. Ltd.	15,000	61,614
Hazama Ando Corp.	3,000	6,497
Heiwa Real Estate Co. Ltd.	3,000	47,979
Hioki E.E. Corp.	1,000	14,010
Hitachi Kokusai Electric Inc.	5,000	49,769
Hitachi Zosen Corp.	35,000	53,378
Hogy Medical Co. Ltd.	1,000	56,835
Hokkan Holdings Ltd.	5,000	15,251
Hokuetsu Kishu Paper Co. Ltd.	7,500	32,179
Honeys Co. Ltd.	1,100	12,090
HORIBA Ltd.	1,500	54,598
Hosiden Corp.	4,500	24,752
Ichibanya Co. Ltd.	1,500	54,141
Ichiyoshi Securities Co. Ltd.	500	6,558
Iino Kaiun Kaisha Ltd.	1,500	7,900
Inaba Denki Sangyo Co. Ltd.	2,000	54,781
Inaba Seisakusho Co. Ltd.	1,500	21,885
Iseki & Co. Ltd.	10,000	34,365
Ishihara Sangyo Kaisha Ltd.[a]	20,000	14,844
IT Holdings Corp.	1,500	17,401
Iwatani Corp.	5,000	18,301
Japan Airport Terminal Co. Ltd.	3,500	65,335
Japan Bridge Corp.[a]	6,500	10,772
Japan Digital Laboratory Co. Ltd.	1,500	14,321
Japan Securities Finance Co. Ltd.	5,000	35,280
Japan Transcity Corp.	5,000	17,183
JCR Pharmaceuticals Co. Ltd.	500	9,979
Joshin Denki Co. Ltd.	5,000	41,177
Juki Corp.[a]	10,000	15,048
JVC Kenwood Corp.	6,000	13,726
Kadokawa Group Holdings Inc.[c]	1,000	36,856
Kanematsu Corp.[a]	25,000	27,197
Kanto Denka Kogyo Co. Ltd.[a]	5,000	11,997
Keihin Corp.	500	7,570
Keiyo Co. Ltd.[c]	5,000	24,249
Kenedix Inc.[a]	6,500	29,805
Kinugawa Rubber Industrial Co. Ltd.	5,000	26,587
Kisoji Co. Ltd.	2,500	46,490
Kitagawa Iron Works Co. Ltd.	5,000	7,778

Security	Shares	Value

Kitz Corp.	1,500	$7,153
Kiyo Holdings Inc.	45,000	62,224
Komori Corp.	3,000	37,609
Kourakuen Corp.[c]	2,500	30,425
Kureha Corp.	10,000	33,349
Kyoei Steel Ltd.	500	8,418
Kyoritsu Maintenance Co. Ltd.	1,500	57,496
Kyowa Exeo Corp.	5,000	55,005
Leopalace21 Corp.[a]	5,500	26,115
Maeda Corp.	5,000	26,130
Maezawa Kasei Industries Co. Ltd.	1,500	15,236
Makino Milling Machine Co. Ltd.	5,000	29,078
Mars Engineering Corp.	1,000	18,616
Maruha Nichiro Holdings Inc.	20,000	40,466
Marusan Securities Co. Ltd.	2,500	17,767
Matsuya Co. Ltd.[a]	1,500	17,554
Matsuya Foods Co. Ltd.	2,000	30,827
Megachips Corp.	1,000	15,566
MEGMILK SNOW BRAND Co. Ltd.	2,000	28,773
Meidensha Corp.	10,000	32,128
Meitec Corp.	2,000	53,907
MIRAIT Holdings Corp.	1,500	13,848
Mitsubishi Paper Mills Ltd.[a]	40,000	37,009
Mitsubishi Steel Manufacturing Co. Ltd.	5,000	12,607
Mitsui Matsushima Co. Ltd.	5,000	7,066
Mitsumi Electric Co. Ltd.[a]	3,500	25,230
Mitsuuroko Holdings Co. Ltd.	2,000	9,720
Miura Co. Ltd.	1,500	40,689
Monex Group Inc.	30	12,079
MonotaRO Co. Ltd.	1,000	23,100
Mr Max Corp.	2,500	8,413
Nachi-Fujikoshi Corp.	10,000	43,821
Nagaileben Co. Ltd.	2,500	41,533
Net One Systems Co. Ltd.	3,000	23,273
Nice Holdings Inc.	5,000	10,777
Nichi-Iko Pharmaceutical Co. Ltd.	1,500	32,164
Nichicon Corp.	2,500	25,011
Nichii Gakkan Co.	1,000	8,876
Nifco Inc.	3,000	81,409
Nihon Dempa Kogyo Co. Ltd.	1,500	13,436
Nihon Kohden Corp.	2,000	83,778
Nihon Unisys Ltd.	4,500	31,295
Nikkiso Co. Ltd.	5,000	62,478
Nippon Carbon Co. Ltd.	10,000	17,996
Nippon Chemi-Con Corp.[a]	5,000	22,165
Nippon Chemiphar Co. Ltd.	5,000	26,333

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2013

Security	Shares	Value

Nippon Coke & Engineering Co. Ltd.	15,000	$16,776
Nippon Denko Co. Ltd.	5,000	14,742
Nippon Gas Co. Ltd.	1,500	17,157
Nippon Parking Development Co. Ltd.	265	20,423
Nippon Soda Co. Ltd.	5,000	28,519
Nippon Suisan Kaisha Ltd.[a]	16,000	32,373
Nippon Yakin Kogyo Co. Ltd.[a]	5,000	6,151
Nishimatsu Construction Co. Ltd.	5,000	11,692
Nishio Rent All Co. Ltd.	1,000	20,934
Nissha Printing Co. Ltd.[a]	1,000	17,874
Nissin Kogyo Co. Ltd.	2,500	46,795
Nitto Boseki Co. Ltd.	10,000	34,670
Nitto Kogyo Corp.	1,000	16,512
NOF Corp.	10,000	60,190
Noritsu Koki Co. Ltd.	3,000	20,192
Noritz Corp.	2,500	42,042
Oenon Holdings Inc.	10,000	22,571
Oita Bank Ltd. (The)	10,000	29,688
Okabe Co. Ltd.	2,000	21,412
Oki Electric Industry Co. Ltd.[a]	15,000	28,824
Okumura Corp.	15,000	57,953
Olympic Corp.	1,500	10,355
Onoken Co. Ltd.	2,500	23,512
Optex Co. Ltd.	1,000	16,268
OSG Corp.	4,000	61,166
Panasonic Industrial Devices SUNX Co. Ltd.	3,000	12,109
Paramount Bed Holdings Co. Ltd.	600	19,918
Parco Co. Ltd.	2,000	19,724
Pasona Group Inc.	35	23,380
Penta-Ocean Construction Co. Ltd.	10,000	24,198
Pioneer Corp.[a]	11,000	20,914
Raito Kogyo Co. Ltd.	1,500	11,026
Resorttrust Inc.	2,000	60,556
Right On Co. Ltd.	2,000	20,111
Riken Technos Corp.	5,000	15,658
Ringer Hut Co. Ltd.[c]	2,500	36,882
Round One Corp.	4,000	23,710
Royal Holdings Co. Ltd.	3,500	53,414
Ryosan Co. Ltd.	2,000	33,613
S.T. Corp.	1,500	15,266
Sagami Chain Co. Ltd.	5,000	43,058
Saibu Gas Co. Ltd.	10,000	23,385
Saizeriya Co. Ltd.	2,500	35,102
San-Ai Oil Co. Ltd.	5,000	19,114
Sanken Electric Co. Ltd.[a]	5,000	20,995

Security	Shares	Value

Sankyo Tateyama Inc.	500	$10,254
Sankyu Inc.	10,000	34,772
Sanshin Electronics Co. Ltd.	2,500	15,225
Sanwa Holdings Corp.	5,000	27,452
Sanyo Special Steel Co. Ltd.	5,000	23,741
Sasebo Heavy Industries Co. Ltd.[a]	10,000	9,049
Seiko Holdings Corp.	5,000	20,843
Senshukai Co. Ltd.	3,000	25,377
Shikoku Chemicals Corp.	5,000	38,025
Shima Seiki Manufacturing Ltd.	1,000	19,887
Shimojima Co. Ltd.	1,000	9,862
Shinwa Co. Ltd.	1,500	18,225
Ship Healthcare Holdings Inc.	1,500	55,208
SHO-BOND Holdings Co. Ltd.	500	19,470
Showa Corp.	2,500	33,552
Sinfonia Technology Co. Ltd.	10,000	15,759
Sintokogio Ltd.	1,500	11,758
Sodick Co. Ltd.	1,000	4,819
Star Micronics Co. Ltd.	2,500	25,240
Start Today Co. Ltd.	2,000	41,198
Sumitomo Mitsui Construction Co. Ltd.[a]	27,000	21,961
Sumitomo Warehouse Co. Ltd. (The)	5,000	28,519
SWCC Showa Holdings Co. Ltd.[a]	10,000	7,829
SxL Corp.[a]	5,000	7,117
T-Gaia Corp.	2,500	22,698
Tadano Ltd.	5,000	72,899
Taikisha Ltd.	1,000	24,066
Taisei Lamick Co. Ltd.	1,000	24,747
Takaoka Toko Holdings Co. Ltd.	500	9,089
Takiron Co. Ltd.	5,000	21,402
Tamura Corp.	10,000	25,215
Tatsuta Electric Wire and Cable Co. Ltd.	1,000	7,737
Tekken Corp.[a]	5,000	5,694
Tenma Corp.	2,500	32,052
Toa Oil Co. Ltd.	15,000	15,556
Toagosei Co. Ltd.	15,000	64,054
TOC Co. Ltd.	5,000	35,179
Toda Kogyo Corp.	5,000	13,065
Toho Bank Ltd. (The)	15,000	44,075
Toho Holdings Co. Ltd.	3,000	51,822
Toho Titanium Co. Ltd.	1,000	7,514
Toho Zinc Co. Ltd.	5,000	14,488
TOKAI Holdings Corp.	4,000	13,543
Tokai Tokyo Financial Holdings Inc.	5,000	37,009
TOKO Inc.[a]	5,000	15,353
Tokushu Tokai Paper Co. Ltd.	5,000	10,066

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2013

Security	Shares	Value

Tokuyama Corp.	15,000	$53,531
Tokyo Dome Corp.	5,000	31,010
Tokyo Ohka Kogyo Co. Ltd.	2,500	53,581
Tokyo Seimitsu Co. Ltd.	500	9,761
Tokyo Tomin Bank Ltd. (The)	3,500	36,048
Tokyotokeiba Co. Ltd.	5,000	18,250
Tokyu Construction Co. Ltd.[a]	2,750	6,543
TOLI Corp.	10,000	19,013
Tomy Co. Ltd.	2,500	11,972
Topcon Corp.	2,500	27,477
Torishima Pump Manufacturing Co. Ltd.	1,000	8,815
Tosho Printing Co. Ltd.	5,000	12,455
Totetsu Kogyo Co. Ltd.	500	9,120
Toyo Construction Co. Ltd.	2,500	6,075
Toyo Electric Manufacturing Co. Ltd.	5,000	15,149
Toyo Engineering Corp.	5,000	23,029
Toyo Ink SC Holdings Co. Ltd.	5,000	25,164
Toyo Tanso Co. Ltd.	1,000	16,268
Trans Cosmos Inc.	2,500	40,237
TS Tech Co. Ltd.	500	16,369
TSI Holdings Co. Ltd.	3,000	21,504
Tsubakimoto Chain Co.	5,000	30,807
Tsukui Corp.	1,000	9,954
ULVAC Inc.[a]	2,500	19,470
Unipres Corp.	500	9,786
United Arrows Ltd.	1,000	45,092
Unitika Ltd.[a]	20,000	10,371
Wacom Co. Ltd.	5,500	44,289
Watami Co. Ltd.	2,000	34,284
Wood One Co. Ltd.	5,000	15,302
Xebio Co. Ltd.	900	18,813
Yachiyo Bank Ltd. (The)	1,000	28,428
Yamanashi Chuo Bank Ltd. (The)	10,000	39,856
Yomiuri Land Co. Ltd.	5,000	42,347
Zensho Holdings Co. Ltd.	4,500	53,439

		7,263,201
NETHERLANDS — 2.33%
Aalberts Industries NV	3,934	98,938
Arcadis NV	2,160	55,929
ASM International NV	1,980	62,311
BinckBank NV	2,975	26,294
CSM NV CVA	2,434	55,622
Delta Lloyd NV	6,062	130,964
Eurocommercial Properties NV	1,270	48,205
Grontmij NVa	2,426	10,994

Security	Shares	Value

Koninklijke BAM Groep NV	6,895	$39,369
Koninklijke Ten Cate NV	775	18,662
Koninklijke Wessanen NV	6,110	22,717
Nutreco NV	2,290	107,643
PostNL NVa	11,295	40,615
Royal Imtech NVa,c	15,975	38,713
TKH Group NV	395	10,847
TomTom NVa,c	2,670	15,529
Unit4 NV	995	33,572
USG People NV	3,067	22,765
VastNed Retail NV	220	9,355
Wereldhave NV	860	60,695

		909,739
NEW ZEALAND — 1.36%
Bathurst Resources New Zealand Ltd.[a,c]	36,125	6,322
Freightways Ltd.	13,460	43,497
Goodman Property Trust	65,515	53,451
Infratil Ltd.	31,605	62,513
Kathmandu Holdings Ltd.	9,085	19,380
Mainfreight Ltd.	3,330	28,493
New Zealand Oil & Gas Ltd.	23,725	15,768
Nuplex Industries Ltd.	12,575	31,228
Precinct Properties New Zealand Ltd.	56,555	46,140
Ryman Healthcare Ltd.	17,385	98,385
Tower Ltd.	21,880	32,567
Trade Me Ltd.	18,945	72,079
Vital Healthcare Property Trust	21,265	23,442

		533,265
NORWAY — 2.65%
Algeta ASA[a]	1,800	73,533
Archer Ltd.[a]	8,360	6,715
Atea ASA	5,365	56,244
Austevoll Seafood ASA	1,440	8,133
BW Offshore Ltd.	19,100	25,126
Cermaq ASA	1,680	30,822
Det norske oljeselskap ASA[a]	2,225	32,543
DNO International ASA[a]	34,280	73,904
Fred Olsen Energy ASA	1,060	51,010
Frontline Ltd.[a]	1,960	5,104
Golden Ocean Group Ltd.[a]	5,581	5,983
Marine Harvest ASA	81,455	81,812
Nordic Semiconductor ASA[a]	6,121	19,872
Norwegian Air Shuttle ASa	515	22,902
Norwegian Property ASA	23,940	33,396
Opera Software ASA	1,185	9,618

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2013

Security	Shares	Value

Petroleum Geo-Services ASA	6,555	$87,950
Prosafe SE	5,680	56,905
Renewable Energy Corp. ASA[a]	73,770	38,045
SpareBank 1 SMN	4,720	38,867
SpareBank 1 SR Bank ASA	3,495	29,430
Storebrand ASA[a]	11,250	64,505
TGS-NOPEC Geophysical Co. ASA	3,710	118,752
Tomra Systems ASA	7,350	67,111

		1,038,282
PORTUGAL — 0.62%
Altri SGPS SA	12,935	33,321
Banco Comercial Portugues SA Registered[a,c]	358,410	44,736
Mota-Engil SGPS SA	4,855	17,664
Portucel SA	11,010	38,918
Semapa — Sociedade de Investimento e Gestao SGPS SA	2,565	22,636
Sonae SGPS SA	36,930	38,200
Zon Multimedia Servicos Telecomunicacoes e Multimedia SGPS SA	7,860	45,922

		241,397
SINGAPORE — 4.40%
AIMS AMP Capital Industrial REIT[c]	25,000	31,202
ARA Asset Management Ltd.[c]	22,660	32,728
Ascendas Hospitality Trust	60,000	39,798
Ascendas India Trust	30,000	16,837
Ascott Residence Trust	30,000	29,554
Asiasons Capital Ltd.[a]	25,000	18,447
Biosensors International Group Ltd.[a,c]	55,000	44,900
Blumont Group Ltd.[a]	35,000	38,051
Cache Logistics Trust	45,000	42,565
Cambridge Industrial Trust	85,200	44,809
CapitaRetail China Trust	40,000	48,040
CDL Hospitality Trusts	40,000	52,278
China Fishery Group Ltd.[c]	35,400	10,420
CitySpring Infrastructure Trust[c]	95,000	36,540
CSE Global Ltd.[c]	25,000	16,190
Ezion Holdings Ltd.	25,000	43,565
Ezra Holdings Ltd.[a,c]	25,000	16,975
Far East Hospitality Trust[c]	30,000	22,018
First REIT[c]	15,000	14,306
First Resources Ltd.	20,000	26,375
Fortune REIT	30,000	26,459
Frasers Centrepoint Trust	25,000	37,678

Security	Shares	Value

Frasers Commercial Trust	55,200	$56,545
Gallant Venture Ltd.[a]	135,000	32,321
GMG Global Ltd.	230,000	18,776
GuocoLeisure Ltd.	35,000	21,567
Hi-P International Ltd.[c]	15,000	9,773
Hong Leong Asia Ltd.	10,000	12,088
Hyflux Ltd.	30,500	31,243
Jurong Technologies Industrial Corp. Ltd.[a,b]	60,000	1
Keppel REIT Management Ltd.[c]	35,000	34,892
LionGold Corp. Ltd.[a,c]	55,000	50,296
Lippo Malls Indonesia Retail Trust	85,000	33,027
Mapletree Commercial Trust	40,000	37,364
Mapletree Industrial Trust	60,000	63,582
Mapletree Logistics Trust	65,600	54,841
Midas Holdings Ltd.	50,000	18,839
Oceanus Group Ltd.[a,c]	420,900	9,581
Orchard Parade Holdings Ltd.[c]	5,000	7,967
OSIM International Ltd.	20,000	32,183
Overseas Union Enterprise Ltd.	15,000	33,322
Pacific Andes Resources Development Ltd.[c]	75,000	7,536
Parkway Life REIT	25,000	49,060
Perennial China Retail Trust	20,000	8,870
Raffles Education Corp. Ltd.[a]	65,800	15,237
Raffles Medical Group Ltd.	20,000	50,551
Sabana Shari’ah Compliant Industrial REIT	30,000	27,434
SATS Ltd.	20,000	52,121
Sound Global Ltd.[a,c]	35,000	16,484
Starhill Global REIT	55,000	35,402
Super Group Ltd.[c]	15,000	56,635
Swiber Holdings Ltd.[c]	20,000	11,617
Tat Hong Holdings Ltd.[c]	30,000	27,434
Tiger Airways Holdings Ltd.[a]	72,000	33,910
United Engineers Ltd.[c]	15,000	27,670
UOB-Kay Hian Holdings Ltd.[c]	5,000	6,613
Ying Li International Real Estate Ltd.[a]	80,000	27,003
Yoma Strategic Holdings Ltd.[a,c]	30,000	20,370

		1,721,890
SPAIN — 2.56%
Abengoa SA	5,330	14,098
Abengoa SA Class B	7,955	18,961
Almirall SA	1,970	25,740
Antena 3 Television SA	2,090	21,813

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2013

Security	Shares	Value

Bolsas y Mercados Espanoles[c]	2,076	$57,255
Codere SAa	3,130	5,154
Construcciones y Auxiliar de Ferrocarriles SA	120	51,659
Duro Felguera SA	3,545	22,877
Ebro Foods SA	3,575	77,069
Ence Energia y Celulosa SA	13,090	42,150
FAES FARMA SA	8,383	24,712
Fomento de Construcciones y Contratas SAc	2,281	31,469
Gamesa Corporacion Tecnologica SA	8,825	65,036
Grupo Catalana Occidente SA	2,825	73,373
Indra Sistemas SA	4,380	59,323
Melia Hotels International SA	3,615	32,401
NH Hoteles SAa,c	4,765	19,045
Obrascon Huarte Lain SA	2,400	91,319
Papeles y Cartones de Europa SA	5,141	22,630
Prosegur Compania de Seguridad SA	8,850	45,596
Realia Business SAa	5,511	4,500
Sacyr Vallehermoso SAa,c	7,407	27,293
Tecnicas Reunidas SA	1,000	45,512
Tubacex SA	2,060	7,358
Tubos Reunidos SA	390	906
Viscofan SA	1,565	80,453
Zeltia SAa	11,370	34,876

		1,002,578
SWEDEN — 4.82%
AarhusKarlshamn AB	940	53,789
Active Biotech ABa	2,230	17,026
AF AB Class B	715	20,019
Avanza Bank Holding AB	2,080	47,736
Axfood AB	905	42,052
Axis Communications AB	1,955	55,636
Betsson AB	1,330	35,713
Billerud AB	8,475	79,357
Castellum AB	7,725	109,920
CDON Group ABa,c	3,765	11,463
Clas Ohlson AB Class B	1,000	14,306
Concentric AB	1,746	20,570
D. Carnegie & Co. ABa,b	3,396	—
Eniro ABa	1,535	4,610
Fabege AB	6,185	69,507
Fastighets AB Balder Class Ba	1,545	12,351
Hakon Invest ABa	2,670	74,349
Haldex AB	2,036	17,756
Hexpol AB	1,250	91,514

Security	Shares	Value

Hoganas AB Class B	1,110	$54,855
Hufvudstaden AB Class A	4,050	51,276
Intrum Justitia AB	1,630	41,399
JM AB	2,525	67,028
KappAhl ABa	1,322	6,533
Klovern AB	4,735	19,850
Kungsleden AB	6,510	41,634
Lindab International ABa	4,000	36,047
Loomis AB Class B	1,910	40,913
Lundbergforetagen AB	655	27,660
Meda AB Class A	7,500	87,383
Mekonomen AB	500	15,300
NCC AB Class B	2,905	76,004
Nibe Industrier AB Class B	2,685	45,764
Nobia AB	2,356	17,050
Nordnet AB	1,821	5,544
Peab AB	7,150	39,109
Rezidor Hotel Group ABa	5,055	27,456
Saab AB Class B	1,495	27,014
SAS ABa,c	7,660	15,236
SkiStar AB	2,455	28,923
Swedish Orphan Biovitrum ABa	5,915	44,255
Trelleborg AB Class B	9,000	158,081
Wallenstam AB Class B	3,715	51,355
Wihlborgs Fastigheter AB	5,035	82,429

		1,885,772
SWITZERLAND — 3.32%
AMS AG	280	19,618
Autoneum Holding AGa	65	5,995
Basilea Pharmaceutica AG Registered	155	12,436
Belimo Holding AG Registered	10	23,376
Bucher Industries AG Registered	370	92,784
Burckhardt Compression Holding AG	55	21,872
Dufry AG Registered[a,c]	845	109,950
EFG International AG	506	6,617
Flughafen Zurich AG Registered	67	36,127
Forbo Holding AG Registered[a]	80	57,601
Galenica Holding AG Registered	150	114,621
Gategroup Holding AGa	380	8,568
Georg Fischer AG Registered[a]	120	62,606
Helvetia Holding AG Registered	255	113,483
Kaba Holding AG Class B Registered	160	63,800
Kudelski SA Bearer	1,600	21,181
Kuoni Reisen Holding AG Class B Registered[a]	100	36,028

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2013

Security	Shares	Value

Logitech International SA Registered[a]	5,470	$38,796
Meyer Burger Technology AGa,c	2,475	16,568
Mobimo Holding AG Registered	160	33,424
Nobel Biocare Holding AG Registered	3,565	43,356
OC Oerlikon Corp. AG Registered[a]	6,080	79,505
Panalpina Welttransport Holding AG Registered	480	69,741
Rieter Holding AG Registered[a]	115	22,786
Straumann Holding AG Registered	240	36,085
Tecan AG Registered	190	18,291
Temenos Group AG Registered[a]	1,655	43,283
Valiant Holding Registered	400	37,475
Valora Holding AG Registered	100	20,147
Vontobel Holding AG Registered	925	32,604

		1,298,724
UNITED KINGDOM — 25.59%
888 Holdings PLC	3,025	7,838
Afren PLC[a]	32,871	67,774
Alent PLC	8,310	46,299
Amlin PLC	17,020	103,755
APR Energy PLC	2,150	34,225
Aquarius Platinum Ltd.[a]	19,585	13,436
Ashtead Group PLC	18,900	202,293
AVEVA Group PLC	2,240	81,639
AZ Electronic Materials SA	12,435	57,800
Balfour Beatty PLC	21,521	80,556
Barratt Developments PLC[a]	29,370	145,156
BBA Aviation PLC	12,310	55,988
Beazley PLC	16,680	55,759
Bellway PLC	3,640	76,154
Berendsen PLC	3,700	45,829
Berkeley Group Holdings PLC (The)	3,825	130,997
Betfair Group PLC	3,030	42,238
Big Yellow Group PLC	1,835	12,101
Bodycote PLC	7,256	68,148
Booker Group PLC	42,945	85,941
Bovis Homes Group PLC	5,245	63,574
Britvic PLC	9,480	78,184
BTG PLC[a]	9,235	53,161
Bumi PLC[a]	3,750	12,507
Bwin.Party Digital Entertainment PLC[a]	23,110	49,085
Cable & Wireless Communications PLC	76,235	46,820
Cape PLC	3,460	13,324
Capital & Counties Properties PLC	18,695	102,288
Carillion PLC	15,700	70,954

Security	Shares	Value

Carphone Warehouse Group PLC	5,470	$20,151
Catlin Group Ltd.	14,250	109,315
Centamin PLC[a]	37,285	21,073
Chemring Group PLC	7,625	35,604
Chesnara PLC	4,310	16,874
Close Brothers Group PLC	5,860	92,838
COLT Group SAa	10,405	16,279
Computacenter PLC	1,575	11,605
Cranswick PLC	975	16,999
CSR PLC	6,055	52,232
Dairy Crest Group PLC	4,525	34,987
Darty PLC	19,480	22,888
De La Rue PLC	3,105	46,532
Debenhams PLC	37,620	61,825
Dechra Pharmaceuticals PLC	2,320	24,023
Derwent London PLC	3,135	114,590
Devro PLC	4,695	22,243
Dignity PLC	2,110	47,183
Diploma PLC	3,100	27,024
Direct Line Insurance Group PLC	11,995	41,244
Dixons Retail PLC[a]	110,871	76,412
Domino Printing Sciences PLC	3,425	32,920
Domino’s Pizza Group PLC	4,565	39,518
DS Smith PLC	32,585	128,145
Dunelm Group PLC	2,435	36,362
Electrocomponents PLC	14,175	52,887
Elementis PLC	15,525	59,006
EnQuest PLC[a]	17,640	33,108
Enterprise Inns PLC[a]	15,085	29,570
F&C Asset Management PLC	4,595	6,966
Fenner PLC	6,405	33,539
Fidessa Group PLC	1,130	34,348
Filtrona PLC	6,660	78,150
FirstGroup PLC	40,165	60,862
Galliford Try PLC	3,545	53,260
Gem Diamonds Ltd.[a]	3,680	7,853
Genel Energy PLC[a]	2,810	40,854
Genus PLC	1,920	40,053
Go-Ahead Group PLC (The)	1,500	35,976
Grainger PLC	10,270	27,091
Great Portland Estates PLC	10,910	91,963
Greencore Group PLC	11,953	26,638
Greene King PLC	7,930	105,195
Greggs PLC	2,940	19,291
Halfords Group PLC	7,200	40,246
Halma PLC	10,265	86,526

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2013

Security	Shares	Value

Hansteen Holdings PLC	14,190	$20,222
Hays PLC	43,325	67,719
Henderson Group PLC	27,355	68,055
Heritage Oil PLC[a]	6,265	15,719
Hikma Pharmaceuticals PLC	4,890	82,438
Hiscox Ltd.	13,625	134,265
Hochschild Mining PLC	4,705	12,454
Home Retail Group PLC	25,451	58,032
Homeserve PLC	10,630	42,739
Howden Joinery Group PLC	22,425	98,185
Hunting PLC	4,065	51,089
IG Group Holdings PLC	11,860	103,836
Imagination Technologies Group PLC[a]	7,785	27,748
Inchcape PLC	13,875	120,006
Intermediate Capital Group PLC	14,325	105,612
International Personal Finance PLC	7,275	70,146
Interserve PLC	6,320	48,817
ITE Group PLC	6,090	26,203
Jardine Lloyd Thompson Group PLC	4,411	59,751
JD Wetherspoon PLC	6,220	67,046
JKX Oil & Gas PLC[a]	3,845	3,702
Jupiter Fund Management PLC	9,025	44,413
Kcom Group PLC	13,080	16,498
Keller Group PLC	3,295	55,399
Kier Group PLC	1,800	40,497
Laird PLC	9,525	27,870
Lamprell PLC[a]	4,460	9,787
Lancashire Holdings Ltd.	6,865	83,990
LondonMetric Property PLC	17,055	29,347
Marston’s PLC	28,455	67,038
Michael Page International PLC	10,715	72,532
Micro Focus International PLC	4,595	55,451
Millennium & Copthorne Hotels PLC	3,125	26,152
Mitchells & Butlers PLC[a]	11,615	73,306
Mitie Group PLC	7,215	29,643
Mondi PLC	12,530	185,972
Morgan Crucible Co. PLC (The)	10,520	48,724
Mothercare PLC[a]	2,255	14,299
N Brown Group PLC	5,715	44,881
National Express Group PLC	13,870	53,452
New World Resources PLC Class A	1,195	992
Ocado Group PLC[a]	14,025	65,382
Ophir Energy PLC[a]	13,630	77,758
Oxford Instruments PLC	1,625	35,106
Pace PLC	9,040	42,746
Paragon Group of Companies PLC	9,385	45,829

Security	Shares	Value

Pennon Group PLC	12,150	$128,111
Persimmon PLC	9,420	176,515
Petra Diamonds Ltd.[a]	12,595	22,914
Petropavlovsk PLC	7,280	9,768
Phoenix Group Holdings	5,757	63,932
Playtech Ltd.	4,645	49,048
Premier Farnell PLC	16,170	55,623
Premier Foods PLC[a]	6,291	8,321
Premier Oil PLC	15,730	86,018
Provident Financial PLC	4,470	114,391
PZ Cussons PLC	10,595	63,222
QinetiQ Group PLC	17,855	50,051
Rathbone Brothers PLC	1,800	45,572
Redrow PLC[a]	10,275	38,165
Regus PLC	23,260	65,308
Renishaw PLC	1,061	25,254
Restaurant Group PLC (The)	4,675	37,528
Rightmove PLC	2,870	105,774
Rotork PLC	2,441	98,290
RPC Group PLC	6,815	47,403
RPS Group PLC	9,655	33,066
Salamander Energy PLC[a]	6,825	12,354
Savills PLC	4,570	43,649
SDL PLC	2,550	12,825
Senior PLC	12,370	49,828
Shaftesbury PLC	8,915	85,418
Shanks Group PLC	13,240	17,664
SIG PLC	15,828	43,625
Smiths News PLC	3,140	8,093
SOCO International PLC[a]	8,130	45,321
Spectris PLC	3,760	120,277
Speedy Hire PLC	10,525	9,414
Spirax-Sarco Engineering PLC	2,402	104,330
Spirent Communications PLC	19,810	39,674
Spirit Pub Co. PLC	23,070	27,106
Sports Direct International PLC[a]	6,405	63,991
St James’s Place PLC	9,930	93,036
St. Modwen Properties PLC	2,675	12,819
Stagecoach Group PLC	16,855	85,526
SThree PLC	2,110	11,028
SuperGroup PLC[a]	925	15,089
SVG Capital PLC[a]	5,430	32,361
Synergy Health PLC	1,605	27,058
Synthomer PLC	8,410	25,079
TalkTalk Telecom Group PLC	19,335	72,403
Taylor Wimpey PLC	94,865	153,168

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® DEVELOPED SMALL-CAP EX NORTH AMERICA ETF

July 31, 2013

Security	Shares	Value

Telecity Group PLC	6,365	$85,785
Thomas Cook Group PLC[a]	44,255	103,054
Travis Perkins PLC	8,015	206,812
Tullett Prebon PLC	8,700	43,908
UBM PLC	7,750	83,597
Ultra Electronics Holdings PLC	1,855	51,071
UNITE Group PLC	8,170	48,343
United Drug PLC	7,720	41,081
Vesuvius PLC	9,190	59,074
Victrex PLC	3,320	76,003
W.S. Atkins PLC	3,695	64,869
WH Smith PLC	4,635	54,704
Xchanging PLC	6,445	13,191

		10,013,821

TOTAL COMMON STOCKS
(Cost: $38,781,735)		38,697,985

INVESTMENT COMPANIES — 0.16%

SWITZERLAND — 0.16%
BB Biotech AG Registered[a]	475	64,209

		64,209

TOTAL INVESTMENT COMPANIES
(Cost: $38,452)		64,209

PREFERRED STOCKS — 0.57%

GERMANY — 0.50%
Biotest AG	280	20,322
Draegerwerk AG & Co. KGaA	240	32,187
Jungheinrich AG	386	18,319
ProSiebenSat.1 Media AG	3,040	124,491

		195,319
ITALY — 0.07%
Unipol Gruppo Finanziario SpA	8,415	28,337

		28,337

TOTAL PREFERRED STOCKS
(Cost: $129,269)		223,656

RIGHTS — 0.00%

ITALY — 0.00%
ASTM SpA[a]	1,140	3

		3

Security	Shares	Value

NEW ZEALAND — 0.00%
Vital Healthcare Property Trust[a]	2,126	$174

		174

TOTAL RIGHTS
(Cost: $0)		177

WARRANTS — 0.00%

ISRAEL — 0.00%
Africa Israel Investments Ltd. (Expires 10/31/13)[a]	665	31
Tower Semiconductor Ltd. (Expires 06/27/17)[a]	180	105

		136

TOTAL WARRANTS
(Cost: $0)		136

SHORT-TERM INVESTMENTS — 3.73%

MONEY MARKET FUNDS — 3.73%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[d,e,f]	1,371,333	1,371,333
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	87,812	87,812
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	995	995

		1,460,140

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,460,140)		1,460,140

TOTAL INVESTMENTS IN SECURITIES — 103.36%
(Cost: $40,409,596)		40,446,303
Other Assets, Less Liabilities — (3.36)%		(1,316,701)

NET ASSETS — 100.00%		$39,129,602

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 98.81%

AUSTRALIA — 2.91%
ALS Ltd.	36,498	$278,091
Alumina Ltd.[a]	366,161	318,753
Amcor Ltd.	75,177	714,482
AMP Ltd.	577,975	2,344,541
APA Group	73,530	395,937
Asciano Ltd.	84,879	386,967
ASX Ltd.	105,914	3,298,323
Aurizon Holdings Ltd.	77,013	313,784
Australia and New Zealand Banking Group Ltd.	298,541	7,973,468
Bendigo and Adelaide Bank Ltd.	40,667	389,784
BHP Billiton Ltd.	402,990	12,528,022
Boral Ltd.	105,651	402,022
Brambles Ltd.	467,352	3,808,380
Coca-Cola Amatil Ltd.	32,197	371,303
Commonwealth Bank of Australia	200,853	13,376,765
CSL Ltd.	81,657	4,841,814
Dexus Property Group	437,697	412,452
Federation Centres	151,704	318,583
Fortescue Metals Group Ltd.	277,092	910,155
Goodman Group	180,729	765,562
GPT Group	132,787	436,161
Iluka Resources Ltd.	116,487	1,152,045
Incitec Pivot Ltd.	179,614	423,942
James Hardie Industries SE	67,477	559,549
Lend Lease Group	38,700	304,594
Macquarie Group Ltd.	75,947	2,991,483
Mirvac Group	280,201	412,405
National Australia Bank Ltd.	205,110	5,748,694
Newcrest Mining Ltd.	114,221	1,253,669
Orica Ltd.	125,775	2,040,812
Origin Energy Ltd.	134,405	1,441,430
QBE Insurance Group Ltd.	160,367	2,361,750
Rio Tinto Ltd.	79,859	4,121,711
Santos Ltd.	202,574	2,485,207
SP AusNet	447,508	473,907
Stockland Corp. Ltd.	140,484	451,357
Suncorp Group Ltd.	352,321	4,053,563
Telstra Corp. Ltd.	777,609	3,482,348
Transurban Group	88,267	537,079
Wesfarmers Ltd.	163,314	5,944,724
Westfield Group	248,634	2,503,593
Westfield Retail Trust	352,301	951,680

Security	Shares	Value

Westpac Banking Corp.	388,161	$10,760,691
Woodside Petroleum Ltd.	100,464	3,389,168
Woolworths Ltd.	171,591	5,131,092
WorleyParsons Ltd.	22,960	453,938

		118,015,780
AUSTRIA — 0.13%
Erste Group Bank AG	54,037	1,638,122
IMMOFINANZ AGa	95,827	391,529
OMV AG	33,768	1,491,564
Telekom Austria AG	53,811	373,342
Voestalpine AG	39,716	1,519,614

		5,414,171
BELGIUM — 0.41%
Ageas	36,181	1,445,852
Anheuser-Busch InBev NV	113,537	10,912,018
Groupe Bruxelles Lambert SA	33,094	2,688,047
KBC Groep NV	26,052	1,042,984
UCB SA	5,805	333,956

		16,422,857
BRAZIL — 0.49%
BM&F Bovespa SA	270,900	1,459,322
BR Malls Participacoes SA	77,400	685,424
BR Properties SA	77,400	640,678
BRF — Brasil Foods SA	77,400	1,647,458
BRF — Brasil Foods SA SP ADR	57,701	1,236,532
CCR SA	77,400	606,780
Cielo SA	46,240	1,138,938
Companhia de Saneamento Basico do Estado de Sao Paulo	116,100	1,189,830
Companhia Hering SA	38,700	518,644
Companhia Siderurgica Nacional SA	57,600	165,739
Companhia Siderurgica Nacional SA SP ADR	80,255	232,739
Embraer SA	38,700	328,814
Embraer SA SP ADR	53,614	1,821,268
Hypermarcas SA	116,100	839,491
Natura Cosmeticos SA	38,700	778,814
OGX Petroleo e Gas Participacoes SAa	95,200	27,518
OGX Petroleo e Gas Participacoes SA SP ADR[a]	123,312	38,103
Petroleo Brasileiro SA	321,200	2,163,560
Petroleo Brasileiro SA SP ADR	46,483	634,028
Souza Cruz SA	38,700	465,763

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2013

Security	Shares	Value

TIM Participacoes SA	38,700	$143,729
Ultrapar Participacoes SA	38,700	917,797
Vale SA	154,814	2,103,241

		19,784,210
CANADA — 3.71%
Agnico-Eagle Mines Ltd.	20,511	582,779
Agrium Inc.	16,800	1,424,009
Alimentation Couche-Tard Inc. Class B	15,480	947,878
ARC Resources Ltd.	29,799	750,736
Athabasca Oil Corp.[a]	17,802	124,850
Bank of Montreal	91,625	5,692,417
Bank of Nova Scotia	115,077	6,493,475
Barrick Gold Corp.	129,707	2,144,856
Baytex Energy Corp.	8,745	354,717
BCE Inc.	3,013	124,705
Bell Aliant Inc.	15,867	429,222
Blackberry Ltd.[a,b]	69,017	605,548
Bombardier Inc. Class B	88,267	425,859
Brookfield Asset Management Inc. Class A	125,087	4,624,830
Brookfield Office Properties Inc.	22,960	388,380
Cameco Corp.	96,597	1,960,034
Canadian Imperial Bank of Commerce	62,860	4,765,021
Canadian National Railway Co.	54,954	5,487,649
Canadian Natural Resources Ltd.	153,437	4,750,644
Canadian Oil Sands Ltd.	34,443	668,055
Canadian Pacific Railway Ltd.	44,505	5,460,256
Canadian Tire Corp. Ltd. Class A NVS	6,020	494,986
Canadian Utilities Ltd. Class A	9,873	367,338
Catamaran Corp.[a]	20,898	1,099,734
Cenovus Energy Inc.	77,594	2,296,007
Crescent Point Energy Corp.	23,607	894,405
Dollarama Inc.	12,771	920,883
Eldorado Gold Corp.	65,937	520,159
Enbridge Inc.	166,797	7,393,550
Encana Corp.	78,261	1,371,785
Finning International Inc.	16,254	349,412
First Quantum Minerals Ltd.	71,433	1,146,486
Fortis Inc.	12,180	382,561
Franco-Nevada Corp.	15,867	675,086
Gildan Activewear Inc.	17,802	793,778
Goldcorp Inc.	112,767	3,177,725

Security	Shares	Value

H&R Real Estate Investment Trust	11,223	$235,912
Husky Energy Inc.	73,637	2,120,184
Imperial Oil Ltd.	63,627	2,727,535
Kinross Gold Corp.	195,185	1,013,849
Magna International Inc. Class A	20,275	1,549,148
Manulife Financial Corp.	173,454	3,052,170
National Bank of Canada	12,180	936,085
New Gold Inc.[a]	53,620	389,091
Open Text Corp.	8,901	628,494
Pacific Rubiales Energy Corp.	47,460	921,916
Pembina Pipeline Corp.	28,157	881,096
Penn West Petroleum Ltd.	117,261	1,385,848
Potash Corp. of Saskatchewan Inc.	115,077	3,335,727
Power Corp. of Canada	115,847	3,327,622
Rogers Communications Inc. Class B	89,432	3,570,147
Royal Bank of Canada	138,944	8,671,414
Saputo Inc.	7,740	357,769
Shaw Communications Inc. Class B	183,464	4,556,039
Silver Wheaton Corp.	55,930	1,285,022
SNC-Lavalin Group Inc.	53,406	2,218,215
Sun Life Financial Inc.	82,107	2,656,368
Suncor Energy Inc.	215,664	6,809,448
Talisman Energy Inc.	207,964	2,354,653
Teck Resources Ltd. Class B	100,447	2,350,815
TELUS Corp. NVS	22,380	679,422
Thomson Reuters Corp.	43,825	1,492,024
Tim Hortons Inc.	11,223	649,221
Toronto-Dominion Bank (The)	115,532	9,727,591
Tourmaline Oil Corp.[a]	38,900	1,498,031
TransCanada Corp.	98,907	4,515,058
Turquoise Hill Resources Ltd.[a,b]	125,064	499,988
Valeant Pharmaceuticals International Inc.[a]	35,217	3,264,608
Yamana Gold Inc.	44,892	468,548

		150,218,873
CHILE — 0.20%
AES Gener SA	492,264	321,354
Aguas Andinas SA Series A	917,577	650,683
Banco de Chile	793,398	113,178
Banco de Credito e Inversiones	5,576	305,719
Banco Santander (Chile) SA	6,985,942	392,650
Banco Santander (Chile) SA SP ADR[b]	21,185	477,934

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2013

Security	Shares	Value

Cencosud SA	128,797	$584,680
Colbun SA	1,368,432	354,796
Compania Cervecerias Unidas SA	14,782	198,904
CorpBanca SA	11,206,033	111,332
CorpBanca SA SP ADR	35,784	533,897
Empresa Nacional de Electricidad SA	418,347	550,959
Empresas CMPC SA	151,826	448,892
Enersis SA	1,135,853	342,068
LATAM Airlines Group SA	12,098	163,131
LATAM Airlines Group SA SP ADR	97,217	1,307,569
S.A.C.I. Falabella SA	61,541	628,799
Sociedad Quimica y Minera de Chile SA Series B SP ADR	17,619	510,246

		7,996,791
CHINA — 2.01%
Agricultural Bank of China Ltd. Class H	1,161,000	470,068
Bank of China Ltd. Class H	9,100,000	3,813,496
Belle International Holdings Ltd.	630,000	909,824
Bosideng International Holdings Ltd.[b]	1,260,000	261,574
Brilliance China Automotive Holdings Ltd.[a]	1,548,000	1,850,330
China Communications Construction Co. Ltd. Class H	1,400,000	1,070,487
China Construction Bank Corp. Class H	7,353,260	5,489,807
China COSCO Holdings Co. Ltd. Class Ha,b	1,470,000	606,549
China Gas Holdings Ltd.	924,000	1,044,889
China Life Insurance Co. Ltd. Class H	1,548,000	3,712,637
China Mengniu Dairy Co. Ltd.	387,000	1,549,427
China Merchants Bank Co. Ltd. Class H	315,000	529,647
China Mobile Ltd.	774,000	8,233,671
China National Building Material Co. Ltd. Class Hb	774,000	698,614
China Overseas Land & Investment Ltd.	774,000	2,230,576
China Petroleum & Chemical Corp. Class H	4,025,200	2,994,759
China Shanshui Cement Group Ltd.[b]	1,400,000	557,808

Security	Shares	Value

China Shenhua Energy Co. Ltd. Class H	774,000	$2,235,566
China Shipping Container Lines Co. Ltd. Class Ha,b	2,709,000	656,698
China Telecom Corp. Ltd. Class H	1,548,000	772,468
China Unicom (Hong Kong) Ltd.	774,000	1,135,748
CNOOC Ltd.	2,709,000	4,890,302
Country Garden Holdings Co. Ltd.	1,161,813	656,159
Evergrande Real Estate Group Ltd.[a,b]	1,548,000	614,781
Fosun International Ltd.	1,548,000	1,173,672
GCL-Poly Energy Holdings Ltd.[a,b]	1,935,000	494,020
GOME Electrical Appliances Holdings Ltd.[a]	2,322,000	233,537
Great Wall Motor Co. Ltd. Class H	315,000	1,470,340
Guangdong Investment Ltd.[b]	1,260,000	1,020,302
Haier Electronics Group Co. Ltd.	630,000	1,135,655
Industrial and Commercial Bank of China Ltd. Class H	9,314,260	6,125,156
Kunlun Energy Co. Ltd.	774,000	1,139,740
Lee & Man Paper Manufacturing Ltd.[b]	1,400,000	911,629
Lenovo Group Ltd.[b]	774,000	705,601
Parkson Retail Group Ltd.[b]	315,000	125,101
PetroChina Co. Ltd. Class H	3,096,000	3,620,819
Ping An Insurance (Group) Co. of China Ltd. Class H	580,500	3,757,548
Shimao Property Holdings Ltd.[b]	700,000	1,474,853
Shougang Fushan Resources Group Ltd.[b]	2,322,000	760,492
Sino-Ocean Land Holdings Ltd.[b]	1,741,500	891,482
Tencent Holdings Ltd.	154,800	7,022,074
Want Want China Holdings Ltd.[b]	1,548,000	2,095,843
Zhaojin Mining Industry Co. Ltd. Class H	315,000	211,209
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class Hb	232,220	166,484

		81,521,442
COLOMBIA — 0.10%
Bancolombia SA SP ADR	72,184	4,146,971

		4,146,971
CZECH REPUBLIC — 0.09%
CEZ AS	49,193	1,169,348
Komercni Banka AS	12,147	2,364,694

		3,534,042

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2013

Security	Shares	Value

DENMARK — 0.44%
Carlsberg A/S Class B	16,800	$1,662,196
Danske Bank A/Sa	145,134	2,670,290
DSV A/S	32,967	863,149
Novo Nordisk A/S Class B	58,236	9,833,062
Novozymes A/S Class B	30,660	1,049,031
TDC A/S	47,601	415,772
TrygVesta A/S	13,545	1,226,758

		17,720,258
EGYPT — 0.03%
Orascom Telecom Holding SAE SP GDR[a,c]	446,886	1,313,845

		1,313,845
FINLAND — 0.28%
Fortum OYJ	87,082	1,717,133
Metso OYJ	54,180	1,904,329
Nokia OYJ[a,b]	415,638	1,628,120
Sampo OYJ Class A	97,524	4,268,230
UPM-Kymmene OYJ	161,379	1,796,797

		11,314,609
FRANCE — 3.53%
Accor SA	52,080	1,961,220
ALSTOM	33,737	1,138,757
ArcelorMittal	94,663	1,244,036
Arkema SA	5,250	525,281
AXA SA	169,506	3,730,677
BNP Paribas SA	106,607	6,884,679
Bouygues SA	51,322	1,497,210
Cap Gemini SA	50,899	2,781,174
Carrefour SA	67,477	2,067,057
Compagnie de Saint-Gobain	65,948	3,051,782
Compagnie Generale de Geophysique-Veritas[a]	58,050	1,464,552
Compagnie Generale des Etablissements Michelin Class B	34,056	3,413,301
Credit Agricole SAa	196,209	1,870,129
Danone SA	71,371	5,629,338
Edenred SA	51,611	1,650,585
Essilor International SA	47,602	5,315,820
European Aeronautic Defence and Space Co. NV	71,595	4,267,102
GDF Suez	109,697	2,297,077
Gemalto NVb	7,353	767,425
Groupe Eurotunnel SA Registered	37,733	295,612
Iliad SA	3,483	820,226

Security	Shares	Value

Kering SA	17,415	$3,979,728
L’Air Liquide SA	34,875	4,620,690
L’Oreal SA	30,660	5,127,662
Lafarge SA	27,646	1,764,454
Legrand SA	16,641	860,669
LVMH Moet Hennessy Louis Vuitton SA	36,047	6,540,754
Orange SA	208,734	2,047,991
Pernod Ricard SA	42,255	5,021,694
Renault SA	41,796	3,283,866
Safran SA	21,672	1,270,224
Sanofi	124,614	13,265,628
Schneider Electric SA	67,477	5,358,937
SES SA Class A FDR	125,857	3,693,335
Societe Generale	90,558	3,633,277
Suez Environnement SA	42,994	608,290
Technip SA	32,895	3,623,226
Total SA	249,404	13,279,963
Unibail-Rodamco SE	14,991	3,625,842
Vallourec SA	28,253	1,664,574
Veolia Environnement	48,230	645,866
Vinci SA	56,700	3,055,985
Vivendi SA	141,916	3,026,398
Wendel	3,733	430,652

		143,102,745
GERMANY — 3.08%
Adidas AG	55,341	6,158,006
Allianz SE Registered	54,390	8,464,392
BASF SE	101,394	8,974,839
Bayer AG Registered	95,202	11,042,262
Bayerische Motoren Werke AG	58,437	5,710,259
Beiersdorf AG	15,867	1,464,717
Commerzbank AGa	123,466	1,053,834
Continental AG	7,568	1,189,822
Daimler AG Registered	122,777	8,513,399
Deutsche Bank AG Registered	111,843	5,035,257
Deutsche Boerse AG	27,184	1,919,600
Deutsche Post AG Registered	134,324	3,758,091
Deutsche Telekom AG Registered	294,694	3,579,699
E.ON SE	191,027	3,235,373
Fresenius Medical Care AG & Co. KGaA	48,764	3,081,190
Fresenius SE & Co. KGaA	9,288	1,170,162
GEA Group AG	20,511	844,710
HeidelbergCement AG	22,190	1,701,309
Henkel AG & Co. KGaA	15,093	1,251,375

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2013

Security	Shares	Value

Infineon Technologies AG	135,094	$1,190,037
K+S AG Registered	46,057	1,132,930
Kabel Deutschland Holding AG	13,932	1,568,397
Lanxess AG	10,640	664,102
Linde AG	30,660	5,895,081
MAN SE	21,672	2,465,052
Merck KGaA	21,017	3,468,893
METRO AG	42,207	1,452,395
Muenchener Rueckversicherungs-Gesellschaft AG Registered	26,040	5,158,921
Osram Licht AGa	10,553	410,575
RWE AG	54,762	1,644,466
SAP AG	116,617	8,561,651
Siemens AG Registered	105,522	11,533,064
ThyssenKrupp AGa	76,717	1,665,553

		124,959,413
HONG KONG — 1.14%
AIA Group Ltd.	1,470,600	6,968,680
Bank of East Asia Ltd. (The)	232,200	871,272
Cheung Kong (Holdings) Ltd.	387,500	5,446,240
CLP Holdings Ltd.	193,500	1,604,318
Galaxy Entertainment Group Ltd.[a]	387,000	2,038,457
Hang Lung Properties Ltd.	774,000	2,510,022
Hang Seng Bank Ltd.	140,000	2,142,779
Henderson Land Development Co. Ltd.[b]	425,800	2,657,355
Hong Kong and China Gas Co. Ltd. (The)	852,037	2,184,105
Hong Kong Exchanges and Clearing Ltd.	136,600	2,122,445
Hutchison Whampoa Ltd.	387,000	4,368,836
Li & Fung Ltd.	774,000	1,023,969
Link REIT (The)	387,000	1,893,744
New World Development Co. Ltd.	630,000	921,196
Sands China Ltd.	309,600	1,674,679
Swire Pacific Ltd. Class A	387,000	4,565,945
Wharf (Holdings) Ltd. (The)	387,200	3,332,616

		46,326,658
HUNGARY — 0.04%
OTP Bank PLC	76,239	1,528,887

		1,528,887
INDIA — 0.63%
Axis Bank Ltd. SP GDR[c]	76,812	1,321,166
Dr. Reddy’s Laboratories Ltd. SP ADR	63,277	2,358,334
HDFC Bank Ltd. SP ADR	135,855	4,469,630

Security	Shares	Value

ICICI Bank Ltd. SP ADR	97,676	$3,201,819
Infosys Ltd. SP ADR[b]	73,531	3,653,020
Larsen & Toubro Ltd. SP GDR[c]	120,214	1,678,188
Reliance Industries Ltd. SP GDR[d]	118,163	3,387,733
Sterlite Industries (India) Ltd. SP ADR	286,514	1,441,165
Tata Motors Ltd. SP ADR	87,233	2,097,081
Wipro Ltd. SP ADR	214,745	1,851,102

		25,459,238
INDONESIA — 0.34%
PT Astra International Tbk	3,483,000	2,202,822
PT Bank Central Asia Tbk	3,289,500	3,328,708
PT Bank Danamon Indonesia Tbk	831,410	420,660
PT Bank Mandiri (Persero) Tbk	810,957	702,264
PT Bank Negara Indonesia (Persero) Tbk	1,255,088	522,063
PT Bank Rakyat Indonesia (Persero) Tbk	700,000	561,907
PT Bumi Resources Tbk	3,780,000	187,575
PT Charoen Pokphand Indonesia Tbk	1,763,945	738,016
PT Indocement Tunggal Prakarsa Tbk	315,000	639,042
PT Indofood Sukses Makmur Tbk	1,085,000	686,208
PT Kalbe Farma Tbk	3,591,500	499,717
PT Perusahaan Gas Negara (Persero) Tbk	1,354,500	777,577
PT Semen Gresik (Persero) Tbk	315,000	465,872
PT Telekomunikasi Indonesia (Persero) Tbk	774,000	896,191
PT Unilever Indonesia Tbk	193,500	598,716
PT United Tractors Tbk	407,606	666,288

		13,893,626
IRELAND — 0.09%
CRH PLC	59,780	1,254,186
Elan Corp. PLC[a]	122,679	1,886,374
Kerry Group PLC Class A	11,410	699,966

		3,840,526
ISRAEL — 0.17%
Israel Chemicals Ltd.	136,611	1,091,876
Mellanox Technologies Ltd.[a]	6,192	280,815
NICE Systems Ltd.	15,867	609,601
Teva Pharmaceutical Industries Ltd.	124,227	4,922,643

		6,904,935

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2013

Security	Shares	Value

ITALY — 0.73%
Assicurazioni Generali SpA	89,214	$1,754,434
Atlantia SpA	109,859	2,080,196
Enel SpA	644,887	2,144,209
Eni SpA	317,791	7,009,069
Fiat Industrial SpA	68,112	837,046
Fiat SpA[a]	101,987	811,186
Finmeccanica SpA[a]	158,670	827,590
Intesa Sanpaolo SpA	1,087,083	2,058,407
Luxottica Group SpA	11,223	597,887
Mediobanca SpA	231,813	1,420,249
Saipem SpA	56,115	1,195,923
Snam SpA	624,231	2,940,885
Telecom Italia SpA	1,497,081	1,010,847
Telecom Italia SpA RNC	532,125	278,464
Tenaris SA	28,251	635,472
UniCredit SpA	550,314	2,990,166
Unione di Banche Italiane SpA	275,581	1,168,049

		29,760,079
JAPAN — 7.81%
AEON Co. Ltd.	232,200	3,182,407
AEON Credit Service Co. Ltd.[b]	77,400	2,248,303
Aisin Seiki Co. Ltd.	77,400	3,061,217
Asahi Group Holdings Ltd.	154,800	3,933,152
ASICS Corp.	63,000	1,056,245
Astellas Pharma Inc.	77,400	4,131,463
Bank of Yokohama Ltd. (The)	774,000	4,233,765
Bridgestone Corp.	156,200	5,526,674
Canon Inc.	154,800	4,761,019
Casio Computer Co. Ltd.	154,800	1,377,154
Chubu Electric Power Co. Inc.	154,800	2,140,491
Chugoku Electric Power Co. Inc. (The)	77,400	1,133,988
Dai-ichi Life Insurance Co. Ltd. (The)	1,548	2,104,292
Daiichi Sankyo Co. Ltd.	154,800	2,513,503
Daikin Industries Ltd.	77,400	3,210,737
Dena Co. Ltd.[b]	38,700	732,253
Denso Corp.	154,800	7,019,552
East Japan Railway Co.	77,400	6,208,998
Eisai Co. Ltd.	77,400	3,261,888
Fast Retailing Co. Ltd.	5,000	1,705,556
FUJIFILM Holdings Corp.	77,400	1,694,293
Fujitsu Ltd.	387,000	1,479,457
Gree Inc.[b]	38,700	312,417

Security	Shares	Value

Hitachi Ltd.	774,000	$5,178,100
Honda Motor Co. Ltd.	232,200	8,569,834
Hoya Corp.	154,800	3,327,204
ITOCHU Corp.	193,500	2,293,945
Japan Prime Realty Investment Corp.	774	2,111,374
Japan Tobacco Inc.	154,800	5,390,575
JFE Holdings Inc.	77,400	1,744,658
JTEKT Corp.	63,000	789,782
JX Holdings Inc.	448,080	2,373,542
Kansai Electric Power Co. Inc. (The)[a]	154,800	1,888,669
Kao Corp.	77,400	2,471,008
KDDI Corp.	77,400	4,257,374
Keikyu Corp.	387,000	3,218,606
Keyence Corp.	5,000	1,626,760
Kintetsu Corp.[b]	774,000	3,313,039
Kobe Steel Ltd.[a]	1,161,000	1,829,648
Komatsu Ltd.	154,800	3,443,672
Kyocera Corp.	38,700	3,915,053
Marubeni Corp.	387,000	2,683,483
Mitsubishi Chemical Holdings Corp.	580,500	2,720,863
Mitsubishi Corp.	154,800	2,815,690
Mitsubishi Heavy Industries Ltd.	774,000	4,147,201
Mitsubishi Motors Corp.[a]	140,000	1,841,899
Mitsubishi UFJ Financial Group Inc.	1,625,400	9,932,036
Mitsubishi UFJ Lease & Finance Co. Ltd.	602,000	3,084,825
Mitsui & Co. Ltd.	193,500	2,587,082
Mizuho Financial Group Inc.	2,979,900	6,150,371
Murata Manufacturing Co. Ltd.	38,700	2,652,005
Namco Bandai Holdings Inc.	63,000	1,015,891
NEC Corp.	592,000	1,336,221
Nikon Corp.	38,700	806,225
Nippon Steel & Sumitomo Metal Corp.	1,549,346	4,489,488
Nippon Telegraph and Telephone Corp.	77,400	3,883,575
Nishi-Nippon City Bank Ltd. (The)	774,000	1,990,971
Nissan Motor Co. Ltd.	448,000	4,677,912
Nitto Denko Corp.	38,700	2,175,904
Nomura Holdings Inc.	525,000	3,987,342
NTT DOCOMO Inc.	2,170	3,298,409
NTT Urban Development Corp.	1,548	1,863,486
ORIX Corp.	294,000	4,349,245
Panasonic Corp.[a]	309,600	2,678,762

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2013

Security	Shares	Value

Rakuten Inc.	116,100	$1,561,693
Resona Holdings Inc.	348,300	1,724,590
SBI Holdings Inc.	102,130	1,067,456
Secom Co. Ltd.	77,400	4,249,504
Seven & I Holdings Co. Ltd.	154,800	5,823,395
Seven Bank Ltd.	464,400	1,713,967
Shin-Etsu Chemical Co. Ltd.	77,400	4,816,105
SoftBank Corp.	154,800	9,821,077
Sojitz Corp.	425,700	722,809
Sony Corp.	154,800	3,254,806
Sumitomo Chemical Co. Ltd.	774,000	2,541,833
Sumitomo Corp.	294,000	3,921,793
Sumitomo Electric Industries Ltd.	294,000	3,960,653
Sumitomo Mitsui Financial Group Inc.	154,800	7,058,899
Sumitomo Mitsui Trust Holdings Inc.	774,080	3,557,360
Suzuki Motor Corp.	154,800	3,700,217
T&D Holdings Inc.	140,000	1,766,458
Takeda Pharmaceutical Co. Ltd.	116,100	5,164,328
TDK Corp.	38,700	1,390,926
Terumo Corp.	77,400	3,907,183
Tohoku Electric Power Co. Inc.[a]	77,400	901,839
Tokio Marine Holdings Inc.	154,800	4,934,147
Tokyo Electric Power Co. Inc.[a]	193,500	1,178,451
Tokyo Electron Ltd.	77,400	3,513,711
Toray Industries Inc.	774,000	4,918,408
Toshiba Corp.	774,000	3,344,517
Toyota Motor Corp.	387,000	23,490,316
USS Co. Ltd.	10,170	1,210,825
Yamada Denki Co. Ltd.	29,400	1,186,701

		316,344,520
MALAYSIA — 0.45%
AirAsia Bhd	270,900	263,885
Alliance Financial Group Bhd	735,300	1,214,922
Axiata Group Bhd	155,600	325,686
Berjaya Sports Toto Bhd	77,468	99,820
Bumi Armada Bhd[a]	350,100	426,293
CIMB Group Holdings Bhd	589,400	1,429,895
DiGi.Com Bhd	619,200	887,571
Gamuda Bhd	205,200	301,095
Genting Bhd	77,800	235,750
Genting Plantations Bhd	154,800	470,508
Hong Leong Bank Bhd	101,700	432,633
Hong Leong Financial Group Bhd	193,500	833,887

Security	Shares	Value

IHH Healthcare Bhd[a]	1,083,600	$1,336,128
IJM Corp. Bhd	96,310	171,897
IOI Corp. Bhd	77,400	130,273
Kuala Lumpur Kepong Bhd	38,900	254,217
Lafarge Malaysia Bhd	232,200	740,120
Malayan Banking Bhd	184,100	582,264
Malaysia Airports Holdings Bhd	154,800	321,625
Maxis Bhd	464,400	1,017,843
Parkson Holdings Bhd	270,900	300,629
Petronas Chemicals Group Bhd	77,800	158,766
Petronas Gas Bhd	116,100	745,846
PPB Group Bhd	154,800	711,011
Public Bank Bhd Foreign	270,900	1,441,348
RHB Capital Bhd	116,100	295,260
Sapurakencana Petroleum Bhd[a]	619,200	736,779
Telekom Malaysia Bhd	503,100	817,305
Tenaga Nasional Bhd	154,800	424,221
UEM Land Holdings Bhd	580,500	479,575
YTL Corp. Bhd	409,133	210,620
YTL Power International Bhd	735,300	367,197

		18,164,869
MEXICO — 0.60%
Alfa SAB de CV Series A	672,700	1,718,904
America Movil SAB de CV Series L	3,947,400	4,134,273
Cemex SAB de CV CPO[a]	2,293,912	2,631,318
Compartamos SAB de CV	348,300	627,524
Fomento Economico Mexicano SAB de CV BD Units	464,400	4,609,801
Grupo Financiero Banorte SAB de CV Series O	270,900	1,713,114
Grupo Mexico SAB de CV Series B	371,628	1,139,572
Grupo Televisa SAB de CV CPO	696,600	3,749,399
Industrias Penoles SAB de CV	19,350	605,342
Mexichem SAB de CV	154,847	721,232
Minera Frisco SAB de CV Series A1[a]	63,000	137,660
Wal-Mart de Mexico SAB de CV Series V	928,800	2,529,636

		24,317,775
NETHERLANDS — 0.95%
AEGON NV	164,984	1,269,534
Akzo Nobel NV	50,540	3,070,597
ASML Holding NV	42,231	3,790,767
D.E Master Blenders 1753 NVa	51,858	853,860
Heineken NV	43,731	3,066,002

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2013

Security	Shares	Value

ING Groep NV CVA[a]	440,830	$4,495,536
Koninklijke Ahold NV	162,677	2,675,292
Koninklijke DSM NV	19,350	1,356,638
Koninklijke KPN NVa	328,563	864,276
Koninklijke Philips Electronics NV	152,209	4,862,785
Reed Elsevier NV	200,466	3,833,119
TNT Express NV	82,479	647,152
Unilever NV CVA	163,789	6,576,815
Wolters Kluwer NV	39,087	941,756

		38,304,129
NEW ZEALAND — 0.02%
Auckland International Airport Ltd.	245,358	615,172
Contact Energy Ltd.	30,186	129,023

		744,195
NORWAY — 0.35%
Aker Solutions ASA	22,833	342,839
DNB ASA	252,078	4,183,505
Orkla ASA	364,790	2,814,546
Seadrill Ltd.	11,997	513,023
Statoil ASA	82,879	1,790,978
Subsea 7 SA	38,357	725,106
Telenor ASA	166,524	3,674,535
Yara International ASA	2,170	97,088

		14,141,620
PERU — 0.08%
Compania de Minas Buenaventura SA SP ADR	54,737	782,739
Credicorp Ltd.	12,950	1,538,331
Southern Copper Corp.	28,675	747,557

		3,068,627
PHILIPPINES — 0.21%
Aboitiz Equity Ventures Inc.	297,860	344,977
Aboitiz Power Corp.	987,000	794,282
Alliance Global Group Inc.	525,000	317,321
Ayala Land Inc.	525,000	363,861
Bank of the Philippine Islands	492,572	1,067,258
BDO Unibank Inc.	915,572	1,707,606
International Container Terminal Services Inc.	62,760	132,514
Jollibee Foods Corp.	306,600	1,094,244
Metropolitan Bank & Trust Co.	592,113	1,447,903
Philippine Long Distance Telephone Co.	9,675	672,772
SM Prime Holdings Inc.	1,909,425	772,915

		8,715,653

Security	Shares	Value

POLAND — 0.14%
Bank Handlowy w Warszawie SA	13,720	$413,765
Bank Millennium SAa	443,648	858,723
Bank Pekao SA	12,180	623,611
BRE Bank SA	5,250	707,725
Cyfrowy Polsat SAa	65,937	436,403
Kernel Holding SAa	21,578	337,633
KGHM Polska Miedz SA	22,190	768,959
Powszechna Kasa Oszczednosci Bank Polski SA	43,747	508,059
Synthos SA	624,805	858,262

		5,513,140
PORTUGAL — 0.09%
Energias de Portugal SA	665,834	2,360,621
Jeronimo Martins SGPS SA	34,830	686,798
Portugal Telecom SGPS SA Registered[b]	126,936	483,913

		3,531,332
RUSSIA — 0.62%
Gazprom OAO SP ADR	615,831	4,772,690
LUKOIL OAO SP ADR	58,212	3,461,285
Magnit OJSC SP GDR[c]	63,468	3,655,757
MMC Norilsk Nickel OJSC SP ADR	40,747	546,417
Mobile TeleSystems OJSC SP ADR	129,645	2,526,781
NovaTek OAO SP GDR[c]	19,737	2,295,413
RusHydro OJSC SP ADR	218,101	369,681
Sberbank of Russia SP ADR	211,119	2,434,202
Surgutneftegas OJSC SP ADR	173,224	1,377,131
Tatneft OAO SP ADR	30,643	1,128,582
TMK OAO SP GDR[c]	118,422	1,598,697
Uralkali OJSC SP GDR[c]	41,868	908,536

		25,075,172
SINGAPORE — 0.45%
Ascendas REIT	1,161,000	2,096,079
CapitaLand Ltd.	1,548,000	3,924,832
CapitaMall Trust Management Ltd.	1,161,000	1,850,018
Genting Singapore PLC	1,161,000	1,207,524
Hutchison Port Holdings Trust[b]	1,161,000	859,140
Keppel Corp. Ltd.[b]	387,400	3,147,368
Noble Group Ltd.	630,000	442,600
Singapore Telecommunications Ltd.	1,548,000	4,775,415

		18,302,976

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2013

Security	Shares	Value

SOUTH AFRICA — 0.80%
Absa Group Ltd.	5,250	$75,736
African Rainbow Minerals Ltd.	7,560	123,975
AngloGold Ashanti Ltd.	22,190	287,350
Barloworld Ltd.	44,517	368,427
Exxaro Resources Ltd.	18,340	282,635
FirstRand Ltd.	1,013,166	3,032,571
Gold Fields Ltd.	171,914	1,014,907
Growthpoint Properties Ltd.	472,527	1,185,460
Impala Platinum Holdings Ltd.	100,447	983,259
MMI Holdings Ltd.	195,833	424,897
Mr. Price Group Ltd.	48,762	633,314
MTN Group Ltd.	208,215	3,892,507
Naspers Ltd. Class N	72,369	6,031,693
PPC Ltd.	56,889	166,489
Redefine Properties Ltd.	352,557	349,382
Sanlam Ltd.	1,065,024	5,108,418
Sappi Ltd.[a]	86,727	230,618
Sasol Ltd.	77,487	3,554,272
Standard Bank Group Ltd.	324,721	3,621,356
Truworths International Ltd.	24,381	205,766
Woolworths Holdings Ltd.	103,329	701,356

		32,274,388
SOUTH KOREA — 1.62%
AmorePacific Corp.	387	326,569
AmorePacific Group	1,548	534,636
BS Financial Group Inc.	15,050	215,014
Celltrion Inc.[b]	13,545	788,520
Cheil Industries Inc.	4,264	337,423
CJ CheilJedang Corp.	1,548	390,643
Coway Co. Ltd.	14,319	764,751
Daelim Industrial Co. Ltd.	3,367	266,741
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	19,350	510,695
DGB Financial Group Inc.	22,490	337,322
Doosan Heavy Industries & Construction Co. Ltd.	5,530	226,925
GS Engineering & Construction Corp.	4,269	115,900
GS Holdings Corp.	7,740	380,308
Hana Financial Group Inc.	33,630	1,077,669
Hankook Tire Co. Ltd.	5,586	299,332
Hanwha Corp.	15,480	423,713
Hyundai Department Store Co. Ltd.	1,935	278,169

Security	Shares	Value

Hyundai Development Co.	23,220	$412,345
Hyundai Engineering & Construction Co. Ltd.	10,449	550,620
Hyundai Glovis Co. Ltd.	1,935	333,287
Hyundai Heavy Industries Co. Ltd.	3,870	723,413
Hyundai Marine & Fire Insurance Co. Ltd.	6,300	172,722
Hyundai Mobis Co. Ltd.	6,966	1,698,987
Hyundai Motor Co.	18,963	3,924,514
Hyundai Steel Co.	4,279	260,528
Hyundai Wia Corp.	1,945	283,935
KB Financial Group Inc.	39,300	1,245,370
KCC Corp.	1,167	362,537
Kia Motors Corp.	24,736	1,402,571
Korea Aerospace Industries Ltd.	15,480	397,533
Korea Electric Power Corp.[a]	31,990	815,821
Korea Zinc Co. Ltd.	1,548	394,777
KT Corp.	3,580	115,995
KT Corp. SP ADR	65,115	1,043,142
KT&G Corp.	11,997	808,397
LG Chem Ltd.	5,418	1,360,016
LG Corp.	9,675	562,367
LG Display Co. Ltd.[a]	13,480	334,173
LG Display Co. Ltd. SP ADR[a,b]	95,494	1,183,171
LG Electronics Inc.	13,932	904,059
LG Household & Health Care Ltd.	1,067	562,266
Lotte Chemical Corp.	2,322	351,372
Lotte Confectionery Co. Ltd.[b]	387	546,349
Lotte Shopping Co. Ltd.	1,167	365,134
NCsoft Corp.	2,322	352,405
NHN Corp.	5,031	1,314,372
OCI Co. Ltd.	2,719	402,976
ORION Corp.	1,161	1,054,116
POSCO	7,088	2,041,051
POSCO SP ADR	23,784	1,704,837
S-Oil Corp.	4,644	312,101
S1 Corp.	11,610	718,246
Samsung C&T Corp.	14,706	727,822
Samsung Electro-Mechanics Co. Ltd.	7,353	528,849
Samsung Electronics Co. Ltd.	13,934	15,876,022
Samsung Engineering Co. Ltd.[b]	3,870	271,108
Samsung Fire & Marine Insurance Co. Ltd.	3,096	661,406
Samsung Heavy Industries Co. Ltd.[b]	23,220	825,724

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2013

Security	Shares	Value

Samsung SDI Co. Ltd.	3,501	$507,967
Samsung Securities Co. Ltd.	7,780	318,562
Samsung Techwin Co. Ltd.	10,062	630,540
Shinhan Financial Group Co. Ltd.	52,870	1,929,519
Shinhan Financial Group Co. Ltd. SP ADR	43,390	1,582,433
SK Holdings Co. Ltd.	3,483	547,210
SK Hynix Inc.[a]	65,790	1,592,886
SK Innovation Co. Ltd.	6,966	942,504
SK Telecom Co. Ltd.	1,575	309,133
SK Telecom Co. Ltd. SP ADR	69,009	1,489,904
Woori Finance Holdings Co. Ltd.	42,570	426,297

		65,457,721
SPAIN — 1.06%
Acciona SAb	16,030	751,908
Actividades de Construcciones y Servicios SA	62,509	1,792,856
Amadeus IT Holding SA Class A	48,375	1,658,541
Banco Bilbao Vizcaya Argentaria SA	632,552	5,978,652
Banco de Sabadell SA	553,023	1,129,402
Banco Popular Espanol SAa	189,166	830,164
Banco Santander SA	1,092,618	7,970,877
Bankia SAa,b	215,946	190,111
Distribuidora Internacional de Alimentacion SA	94,041	777,705
Ferrovial SA	47,988	815,627
Grifols SA	18,576	782,163
Iberdrola SA	580,213	3,197,309
Industria de Diseno Textil SA	38,700	5,149,058
International Consolidated Airlines Group SAa	205,497	909,746
Red Electrica Corporacion SA	12,804	713,310
Repsol SA	176,829	4,224,096
Telefonica SAa	428,022	6,089,861

		42,961,386
SWEDEN — 1.15%
Atlas Copco AB Class A	231,426	6,022,975
Boliden AB	28,350	399,925
Hennes & Mauritz AB Class B	142,657	5,299,518
Hexagon AB Class B	14,319	435,536
Lundin Petroleum ABa,b	34,507	758,152
Millicom International Cellular SA SDR	5,324	423,988
Nordea Bank AB	426,862	5,391,370

Security	Shares	Value

Sandvik AB	238,392	$3,007,301
Scania AB Class B	150,543	3,127,915
Skandinaviska Enskilda Banken AB Class A	96,597	1,063,381
SKF AB Class B	8,330	230,429
Svenska Handelsbanken AB Class A	136,634	6,187,926
Swedbank AB Class A	74,407	1,789,620
Telefonaktiebolaget LM Ericsson Class B	449,813	5,302,727
TeliaSonera AB	393,966	2,845,086
Volvo AB Class B	283,960	4,175,180

		46,461,029
SWITZERLAND — 3.39%
ABB Ltd. Registered[a]	281,856	6,200,438
Actelion Ltd. Registered[a]	8,514	563,538
Adecco SA Registered[a]	57,521	3,637,043
Aryzta AGa	9,100	560,701
Banque Cantonale Vaudoise Registered	703	361,657
Barry Callebaut AG Registered[a]	678	654,905
Compagnie Financiere Richemont SA Class A Bearer	72,914	7,109,733
Credit Suisse Group AG Registered	169,506	4,960,306
Geberit AG Registered	4,644	1,240,033
Givaudan SA Registered[a]	1,935	2,684,405
Holcim Ltd. Registered[a]	62,924	4,530,609
Julius Baer Group Ltd.[a]	50,486	2,284,272
Kuehne & Nagel International AG Registered	1,400	168,756
Lonza Group AG Registered[a]	8,514	652,421
Nestle SA Registered	431,221	29,099,238
Novartis AG Registered	264,708	18,973,850
Roche Holding AG Genusschein	87,237	21,406,701
Schindler Holding AG Participation Certificates	2,709	386,313
Schindler Holding AG Registered	3,096	430,504
SGS SA Registered	387	872,588
Sonova Holding AG Registered	3,483	383,106
Sulzer AG Registered	3,096	461,493
Swatch Group AG (The) Bearer	4,257	2,519,884
Swiss Prime Site AG Registered	21,672	1,588,401
Swiss Re AGa	53,103	4,212,120
Swisscom AG Registered	2,709	1,205,587

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2013

Security	Shares	Value

Syngenta AG Registered	13,014	$5,144,532
Transocean Ltd.	42,207	1,988,269
UBS AG Registered[a]	436,964	8,573,270
Zurich Insurance Group AGa	17,054	4,572,083

		137,426,756
TAIWAN — 1.27%
Advanced Semiconductor Engineering Inc.	429,524	352,368
Advanced Semiconductor Engineering Inc. SP ADR	365,082	1,463,979
AU Optronics Corp.[a]	774,000	273,603
AU Optronics Corp. SP ADR[a]	177,313	645,419
Chang Hwa Commercial Bank Ltd.	1,214,140	696,420
China Airlines Ltd.[a]	1,548,000	573,018
China Development Financial Holding Corp.	3,096,000	877,595
China Steel Corp.	1,172,731	969,894
Chinatrust Financial Holding Co. Ltd.	932,462	615,702
Chunghwa Telecom Co. Ltd.	387,000	1,237,667
Chunghwa Telecom Co. Ltd. SP ADR	67,989	2,180,407
E.Sun Financial Holding Co. Ltd.	1,161,400	774,615
EVA Airways Corp.[a]	1,161,000	646,581
Far EasTone Telecommunications Co. Ltd.	387,000	986,004
First Financial Holding Co. Ltd.	1,215,720	754,086
Formosa Plastics Corp.	405,160	1,018,761
Formosa Taffeta Co. Ltd.	296,000	277,378
Hon Hai Precision Industry Co. Ltd.	1,291,800	3,351,576
Hon Hai Precision Industry Co. Ltd. SP GDR[c]	133,153	689,733
Hua Nan Financial Holdings Co. Ltd.	1,608,800	936,207
MediaTek Inc.	387,000	4,646,091
Mega Financial Holding Co. Ltd.	783,120	654,200
Nan Ya Plastics Corp.	389,000	817,268
Phison Electronics Corp.	387,000	2,890,901
Siliconware Precision Industries Co. Ltd.	387,000	449,767
Siliconware Precision Industries Co. Ltd. SP ADR[b]	325,522	1,855,475
SinoPac Financial Holdings Co. Ltd.	1,935,425	974,602
Taishin Financial Holdings Co. Ltd.	1,161,401	540,295

Security	Shares	Value

Taiwan Business Bank Ltd.[a]	4,257,000	$1,294,711
Taiwan Cooperative Financial Holding Co. Ltd.	1,763,825	1,008,774
Taiwan Mobile Co. Ltd.	387,000	1,406,733
Taiwan Semiconductor Manufacturing Co. Ltd.	3,096,000	10,582,762
U-Ming Marine Transport Corp.	296,000	448,148
Uni-President Enterprises Co.	816,560	1,666,532
United Microelectronics Corp.	1,161,000	516,878
United Microelectronics Corp. SP ADR[b]	652,238	1,434,924
Wan Hai Lines Ltd.	774,000	414,276
Yang Ming Marine Transport Corp.[a]	774,000	329,098

		51,252,448
THAILAND — 0.31%
Bangkok Bank PCL NVDR	564,380	3,696,419
Bangkok Dusit Medical Services PCL NVDR	186,600	873,383
BEC World PCL NVDR	524,600	1,030,764
Central Pattana PCL NVDR	644,700	885,690
Charoen Pokphand Foods PCL NVDR	1,141,000	1,020,703
Glow Energy PCL NVDR	448,000	980,447
Indorama Ventures PCL NVDR	482,133	274,184
Kasikornbank PCL NVDR	642,823	3,748,089

		12,509,679
TURKEY — 0.21%
Akbank TAS	171,441	656,656
Anadolu Efes Biracilik ve Malt Sanayii AS	52,850	726,451
Arcelik AS	76,717	509,485
BIM Birlesik Magazalar AS	32,060	734,469
Coca-Cola Icecek AS	32,197	903,362
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	614,071	844,073
TAV Havalimanlari Holding AS	77,487	484,680
Turk Hava Yollari AO	298,077	1,252,186
Turkiye Garanti Bankasi AS	233,361	910,642
Turkiye Halk Bankasi AS	80,496	602,959
Turkiye Is Bankasi AS Class C	119,970	317,458
Turkiye Sise ve Cam Fabrikalari AS	196,342	281,001
Turkiye Vakiflar Bankasi TAO Class D	184,986	402,837

		8,626,259

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2013

Security	Shares	Value

UNITED KINGDOM — 7.99%
3i Group PLC	381,421	$2,217,023
Aggreko PLC	15,867	428,182
AMEC PLC	25,542	417,046
Anglo American PLC	133,720	2,854,384
Antofagasta PLC	13,720	183,458
ARM Holdings PLC	167,571	2,222,902
AstraZeneca PLC	169,592	8,574,615
Aviva PLC	358,461	2,018,897
BAE Systems PLC	515,885	3,487,416
Barclays PLC	1,493,131	6,517,079
BG Group PLC	394,511	7,096,436
BHP Billiton PLC	264,047	7,521,794
BP PLC	2,271,559	15,653,776
British American Tobacco PLC	191,804	10,194,901
British Land Co. PLC	327,031	2,962,377
British Sky Broadcasting Group PLC	157,558	1,977,808
BT Group PLC	998,088	5,155,305
Burberry Group PLC	42,570	987,435
Capita PLC	44,505	703,731
Carnival PLC	56,115	2,163,410
Centrica PLC	918,096	5,442,247
Compass Group PLC	431,328	5,872,154
Diageo PLC	262,494	8,173,974
Experian PLC	316,953	5,924,768
Fresnillo PLC	22,190	346,167
GlaxoSmithKline PLC	597,995	15,266,978
Glencore International PLC	1,070,451	4,503,428
HSBC Holdings PLC	2,075,890	23,534,405
Imperial Tobacco Group PLC	116,617	3,900,145
Inmarsat PLC	53,019	549,394
Intertek Group PLC	7,353	337,212
J Sainsbury PLC	419,148	2,501,128
Johnson Matthey PLC	90,621	3,894,891
Kingfisher PLC	111,456	671,667
Land Securities Group PLC	214,153	3,081,086
Legal & General Group PLC	1,371,800	4,011,774
Lloyds Banking Group PLC[a]	5,170,707	5,367,397
Marks & Spencer Group PLC	420,688	3,070,930
National Grid PLC	475,243	5,666,670
Next PLC	12,771	966,137
Old Mutual PLC	1,235,924	3,638,768
Pearson PLC	185,222	3,790,878
Petrofac Ltd.	14,319	285,030

Security	Shares	Value

Prudential PLC	333,821	$5,906,061
Randgold Resources Ltd.	5,724	413,934
Reckitt Benckiser Group PLC	70,557	5,005,029
Reed Elsevier PLC	318,561	4,100,282
Rio Tinto PLC	166,410	7,455,046
Rolls-Royce Holdings PLC[a]	422,604	7,528,092
Royal Bank of Scotland Group PLC[a]	175,311	844,118
Royal Dutch Shell PLC Class A	426,200	14,460,621
Royal Dutch Shell PLC Class B	303,161	10,660,587
SABMiller PLC	164,217	8,017,793
Severn Trent PLC	16,254	436,900
Shire PLC	120,744	4,396,955
Smith & Nephew PLC	207,964	2,473,401
SSE PLC	158,057	3,774,051
Standard Chartered PLC	269,580	6,230,581
Standard Life PLC	725,392	4,171,277
Tate & Lyle PLC	13,932	177,210
Tesco PLC	937,343	5,219,548
Tullow Oil PLC	87,755	1,380,965
Unilever PLC	171,914	6,956,219
United Utilities Group PLC	11,997	131,227
Vodafone Group PLC	6,155,235	18,429,993
Weir Group PLC (The)	18,576	605,204
Wm Morrison Supermarkets PLC	532,512	2,333,947
Wolseley PLC	69,017	3,291,760
WPP PLC	285,454	5,123,907

		323,659,911
UNITED STATES — 48.69%
3M Co.	86,727	10,184,352
Abbott Laboratories	177,304	6,494,646
AbbVie Inc.	184,599	8,395,563
Accenture PLC Class A	106,038	7,826,665
ACE Ltd.	63,468	5,799,706
Actavis Inc.[a,b]	13,158	1,766,725
Activision Blizzard Inc.	19,880	357,442
Adobe Systems Inc.[a]	100,447	4,749,134
ADT Corp. (The)	48,268	1,934,581
Advance Auto Parts Inc.	6,192	510,778
AES Corp. (The)	205,654	2,558,336
Aetna Inc.	62,310	3,998,433
Aflac Inc.	62,090	3,829,711
AGCO Corp.	5,250	295,312
Agilent Technologies Inc.	23,220	1,038,631
Air Products and Chemicals Inc.	41,437	4,501,716

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2013

Security	Shares	Value

Akamai Technologies Inc.[a,b]	29,120	$1,374,464
Alcoa Inc.	127,397	1,012,806
Alexion Pharmaceuticals Inc.[a,b]	19,350	2,249,050
Alleghany Corp.[a]	1,067	430,940
Allergan Inc.	57,458	5,235,573
Alliant Energy Corp.	5,418	286,991
Allstate Corp. (The)	84,417	4,303,579
Altera Corp.	13,158	467,898
Altria Group Inc.	271,715	9,526,328
Amazon.com Inc.[a]	47,988	14,454,945
Ameren Corp.	18,576	665,207
American Electric Power Co. Inc.	91,347	4,233,933
American Express Co.	115,847	8,546,033
American International Group Inc.[a]	175,928	8,006,483
American Tower Corp.	83,592	5,917,478
American Water Works Co. Inc.	10,742	458,469
Ameriprise Financial Inc.	62,860	5,594,540
AmerisourceBergen Corp.	6,020	350,785
AMETEK Inc.	12,771	591,042
Amgen Inc.	99,459	10,770,415
Amphenol Corp. Class A	11,997	942,484
Anadarko Petroleum Corp.	66,707	5,904,904
Annaly Capital Management Inc.	76,626	913,382
Apache Corp.	45,287	3,634,282
Apple Inc.	115,847	52,420,767
Applied Materials Inc.	217,974	3,555,156
Archer-Daniels-Midland Co.	88,267	3,219,097
AT&T Inc.	690,408	24,350,690
Autodesk Inc.[a]	20,511	725,884
Automatic Data Processing Inc.	97,367	7,019,187
AutoZone Inc.[a]	1,858	833,462
Avago Technologies Ltd.	7,740	283,903
AvalonBay Communities Inc.	9,675	1,309,414
Avon Products Inc.	89,397	2,043,615
Baker Hughes Inc.	56,700	2,689,281
Bank of America Corp.	1,273,617	18,594,808
Bank of New York Mellon Corp. (The)	133,554	4,200,273
Baxter International Inc.	71,327	5,209,724
BB&T Corp.	118,157	4,217,023
Beam Inc.	10,640	691,494
Becton, Dickinson and Co.	32,197	3,339,473
Bed Bath & Beyond Inc.[a,b]	42,957	3,284,922
Berkshire Hathaway Inc. Class Ba	100,620	11,658,839
Best Buy Co. Inc.	49,536	1,490,538
Biogen Idec Inc.[a]	34,830	7,597,468

Security	Shares	Value

BlackRock Inc.[e]	11,410	$3,217,164
Boeing Co. (The)	92,887	9,762,424
BorgWarner Inc.[a]	2,170	207,083
Boston Properties Inc.	24,604	2,631,398
Boston Scientific Corp.[a]	254,024	2,773,942
Bristol-Myers Squibb Co.	216,110	9,344,596
Broadcom Corp. Class A	33,282	917,585
Brown-Forman Corp. Class B NVS	5,031	364,798
Bunge Ltd.[b]	6,020	457,580
C.H. Robinson Worldwide Inc.	41,409	2,468,805
C.R. Bard Inc.	24,381	2,794,063
CA Inc.	112,230	3,337,720
Cablevision NY Group Class A	10,977	205,160
Cabot Oil & Gas Corp.	29,799	2,259,360
Calpine Corp.[a]	30,660	613,507
Cameron International Corp.[a]	23,994	1,422,844
Capital One Financial Corp.	66,707	4,604,117
Cardinal Health Inc.	60,918	3,051,383
CareFusion Corp.[a]	31,502	1,215,032
CarMax Inc.[a]	21,285	1,043,816
Carnival Corp.	76,239	2,823,130
Caterpillar Inc.	68,247	5,658,359
CBRE Group Inc. Class Aa	36,765	851,845
CBS Corp. Class B NVS	123,841	6,543,758
Celanese Corp. Series A	11,997	576,576
Celgene Corp.[a]	62,051	9,112,810
CenturyLink Inc.	75,686	2,713,343
Cerner Corp.[a,b]	22,833	1,118,817
CF Industries Holdings Inc.	5,418	1,061,982
Charles Schwab Corp. (The)	194,107	4,287,824
Chesapeake Energy Corp.	92,773	2,161,611
Chevron Corp.	241,313	30,378,894
Chipotle Mexican Grill Inc.[a]	3,870	1,595,485
Chubb Corp. (The)	32,508	2,811,942
Church & Dwight Co. Inc.	24,500	1,560,650
Cigna Corp.	54,390	4,233,174
Cisco Systems Inc.	687,312	17,560,822
CIT Group Inc.[a,b]	12,223	612,495
Citigroup Inc.	360,001	18,770,452
Citrix Systems Inc.[a]	15,480	1,114,870
Clorox Co. (The)	17,570	1,509,966
CME Group Inc.	38,049	2,814,865
CMS Energy Corp.	5,323	148,991
Coach Inc.	47,214	2,508,480
Cobalt International Energy Inc.[a,b]	35,991	1,038,340
Coca-Cola Co. (The)	474,251	19,007,980

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2013

Security	Shares	Value

Coca-Cola Enterprises Inc.	15,260	$572,860
Cognizant Technology Solutions Corp. Class Aa	54,350	3,934,396
Colgate-Palmolive Co.	124,876	7,476,326
Comcast Corp. Class A	163,314	7,362,195
Comcast Corp. Class A Special NVS	92,887	4,004,359
Comerica Inc.	15,520	660,221
ConAgra Foods Inc.	141,085	5,108,688
Concho Resources Inc.[a]	12,180	1,092,424
ConocoPhillips	147,834	9,588,513
CONSOL Energy Inc.	39,982	1,240,641
Consolidated Edison Inc.	29,890	1,790,411
Constellation Brands Inc. Class Aa	19,737	1,028,100
Core Laboratories NV	5,805	868,428
Corning Inc.	212,584	3,229,151
Costco Wholesale Corp.	59,780	7,011,596
Covidien PLC	73,637	4,538,248
Cree Inc.[a,b]	17,415	1,217,308
Crown Castle International Corp.[a]	29,799	2,093,380
CSX Corp.	194,661	4,829,539
Cummins Inc.	22,190	2,689,206
CVS Caremark Corp.	168,052	10,333,517
D.R. Horton Inc.	32,121	645,632
Danaher Corp.	101,217	6,815,953
Deere & Co.	47,460	3,942,502
Dell Inc.	211,302	2,677,196
Delta Air Lines Inc.[a]	70,557	1,497,925
Denbury Resources Inc.[a]	14,225	248,938
Devon Energy Corp.	55,930	3,076,709
DIRECTV[a]	85,140	5,386,808
Discover Financial Services	37,539	1,858,556
Dollar General Corp.[a]	22,833	1,248,280
Dollar Tree Inc.[a]	22,907	1,228,961
Dominion Resources Inc.	92,117	5,463,459
Dover Corp.	53,975	4,622,419
Dow Chemical Co. (The)	123,547	4,329,087
Dr Pepper Snapple Group Inc.	50,540	2,362,240
DTE Energy Co.	5,031	355,692
Duke Energy Corp.	101,503	7,206,713
Duke Realty Corp.	35,604	586,398
E.I. du Pont de Nemours and Co.	106,607	6,150,158
Eaton Corp. PLC	86,688	5,977,138
eBay Inc.[a]	144,967	7,493,344
Edison International	73,637	3,670,804
Edwards Lifesciences Corp.[a]	7,740	552,481

Security	Shares	Value

Electronic Arts Inc.[a]	79,027	$2,064,185
Eli Lilly and Co.	123,547	6,561,581
EMC Corp.	272,061	7,114,395
Emerson Electric Co.	72,867	4,471,848
Energizer Holdings Inc.	6,192	630,346
Ensco PLC Class A	17,028	976,386
Entergy Corp.	35,277	2,381,197
EOG Resources Inc.	39,127	5,692,587
EQT Corp.	18,576	1,606,824
Equinix Inc.[a,b]	6,966	1,249,352
Equity Residential	76,239	4,269,384
Estee Lauder Companies Inc. (The) Class A	18,963	1,244,921
Exelon Corp.	110,317	3,374,597
Expedia Inc.	9,739	458,999
Expeditors International of Washington Inc.	66,177	2,668,257
Express Scripts Holding Co.[a]	105,264	6,900,055
Exxon Mobil Corp.	554,571	51,991,031
F5 Networks Inc.[a]	13,720	1,204,067
Facebook Inc. Class Aa	189,243	6,969,820
Family Dollar Stores Inc.	10,640	731,606
Fastenal Co.	22,059	1,081,112
Federal Realty Investment Trust	7,353	774,491
FedEx Corp.	43,747	4,637,182
Fidelity National Financial Inc. Class A	3,002	73,489
Fifth Third Bancorp	142,657	2,743,294
First Republic Bank	6,966	300,862
FirstEnergy Corp.	53,620	2,041,313
Fluor Corp.	44,735	2,798,622
FMC Technologies Inc.[a,b]	25,155	1,340,761
Ford Motor Co.	389,891	6,581,360
Forest Laboratories Inc.[a]	18,576	809,171
Fossil Group Inc.[a]	5,805	637,969
Franklin Resources Inc.	105,831	5,173,019
Freeport-McMoRan Copper & Gold Inc.	122,035	3,451,150
Frontier Communications Corp.[b]	115,847	505,093
Gap Inc. (The)	73,917	3,392,790
General Dynamics Corp.	42,287	3,608,773
General Electric Co.	1,258,987	30,681,513
General Growth Properties Inc.	45,775	949,373
General Mills Inc.	98,763	5,135,676
General Motors Co.[a]	66,707	2,392,780
Gilead Sciences Inc.[a]	209,367	12,865,602

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2013

Security	Shares	Value

Goldman Sachs Group Inc. (The)	61,212	$10,040,604
Google Inc. Class Aa	31,434	27,900,818
Green Mountain Coffee Roasters Inc.[a,b]	17,028	1,314,221
Halliburton Co.	125,087	5,652,682
Harley-Davidson Inc.	22,190	1,259,726
Harris Corp.	6,790	387,505
Hartford Financial Services Group Inc. (The)	52,313	1,614,379
HCP Inc.	27,864	1,222,394
Helmerich & Payne Inc.	9,288	587,002
Herbalife Ltd.[b]	10,062	659,061
Hershey Co. (The)	13,001	1,233,405
Hertz Global Holdings Inc.[a]	48,762	1,248,795
Hess Corp.	42,207	3,142,733
Hewlett-Packard Co.	245,554	6,305,827
HollyFrontier Corp.	21,420	975,681
Home Depot Inc. (The)	206,658	16,332,182
Honeywell International Inc.	80,567	6,685,450
Hormel Foods Corp.	11,610	491,683
Hospira Inc.[a]	14,706	598,534
Host Hotels & Resorts Inc.	59,211	1,057,508
Hudson City Bancorp Inc.	3,002	28,699
Humana Inc.	23,607	2,154,375
Illinois Tool Works Inc.	79,027	5,693,105
Illumina Inc.[a,b]	13,158	1,050,272
Ingersoll-Rand PLC	70,529	4,305,795
Intel Corp.	627,327	14,616,719
International Business Machines Corp.	134,676	26,267,207
International Game Technology	97,645	1,803,503
International Paper Co.	105,067	5,075,787
Intuit Inc.	69,660	4,452,667
Intuitive Surgical Inc.[a]	4,257	1,651,716
J.C. Penney Co. Inc.[a,b]	41,437	604,980
J.M. Smucker Co. (The)	12,950	1,457,134
J.P. Morgan Chase & Co.	479,519	26,723,594
Jacobs Engineering Group Inc.[a,b]	49,770	2,946,384
Johnson & Johnson	315,481	29,497,473
Johnson Controls Inc.	109,521	4,403,839
Joy Global Inc.	9,870	488,565
Juniper Networks Inc.[a]	88,267	1,912,746
Kansas City Southern Industries Inc.	12,247	1,319,614
Kellogg Co.	56,115	3,717,058
KeyCorp	81,950	1,007,165

Security	Shares	Value

Kimberly-Clark Corp.	52,028	$5,140,366
Kimco Realty Corp.	28,251	637,060
Kinder Morgan Inc.	61,992	2,340,818
KLA-Tencor Corp.	7,740	453,796
Kohl’s Corp.	39,861	2,111,836
Kraft Foods Group Inc.	60,880	3,444,590
Kroger Co. (The)	118,907	4,669,478
L Brands Inc.	19,880	1,108,708
L-3 Communications Holdings Inc.	34,920	3,252,798
Laboratory Corp. of America Holdings[a]	27,864	2,695,563
Las Vegas Sands Corp.	42,207	2,345,443
Legg Mason Inc.	55,160	1,896,952
Level 3 Communications Inc.[a,b]	11,997	264,534
Liberty Global PLC Series Aa	14,706	1,192,951
Liberty Global PLC Series C NVS[a]	15,480	1,194,437
Liberty Interactive Corp. Series Aa	50,540	1,236,208
Life Technologies Corp.[a]	17,028	1,270,289
Lincoln National Corp.	50,540	2,106,002
LinkedIn Corp. Class Aa	11,997	2,444,869
LKQ Corp.[a,b]	27,477	716,325
Lockheed Martin Corp.	42,207	5,069,905
Lorillard Inc.	57,359	2,439,478
Lowe’s Companies Inc.	178,794	7,970,637
LSI Corp.[a]	40,248	313,129
Lululemon Athletica Inc.[a,b]	12,180	847,363
LyondellBasell Industries NV Class A	45,279	3,111,120
M&T Bank Corp.	5,324	622,163
Macerich Co. (The)	12,180	755,769
Macy’s Inc.	82,431	3,984,715
Marathon Oil Corp.	101,987	3,708,247
Marathon Petroleum Corp.	41,904	3,072,820
Marriott International Inc. Class A	84,753	3,523,182
Marsh & McLennan Companies Inc.	149,180	6,246,167
Marvell Technology Group Ltd.	20,124	261,008
Masco Corp.	48,762	1,000,596
MasterCard Inc. Class A	10,976	6,702,055
Mattel Inc.	21,672	910,874
McCormick & Co. Inc. NVS	14,609	1,046,150
McDonald’s Corp.	123,128	12,076,394
McGraw Hill Financial Inc.	53,408	3,303,819
McKesson Corp.	45,279	5,553,922
MDU Resources Group Inc.	23,220	651,089
Mead Johnson Nutrition Co. Class A	39,474	2,875,286

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2013

Security	Shares	Value

Medtronic Inc.	132,787	$7,335,154
Merck & Co. Inc.	376,398	18,131,092
MetLife Inc.	84,417	4,087,471
MGM Resorts International[a,b]	63,627	1,037,756
Micron Technology Inc.[a]	126,549	1,676,774
Microsoft Corp.	946,492	30,126,840
Mondelez International Inc. Class A	182,702	5,713,092
Monsanto Co.	62,860	6,209,311
Monster Beverage Corp.[a]	18,963	1,156,553
Moody’s Corp.	45,279	3,068,558
Morgan Stanley	148,995	4,054,154
Mosaic Co. (The)	27,640	1,135,728
Motorola Solutions Inc.	58,563	3,211,009
Murphy Oil Corp.	41,437	2,806,114
Mylan Inc.[a]	15,480	519,509
Nabors Industries Ltd.[b]	24,381	375,224
National Oilwell Varco Inc.	64,397	4,518,737
NetApp Inc.	28,251	1,161,681
Netflix Inc.[a,b]	6,790	1,658,254
New York Community Bancorp Inc.	22,739	344,951
Newell Rubbermaid Inc.	22,833	616,948
Newmont Mining Corp.	78,564	2,356,920
News Corp. Class A NVS[a]	51,029	812,892
NextEra Energy Inc.	59,010	5,110,856
Nike Inc. Class B	114,941	7,232,088
NiSource Inc.	16,641	511,212
Noble Corp.	63,081	2,409,694
Noble Energy Inc.	78,254	4,890,092
Nordstrom Inc.	10,207	625,077
Norfolk Southern Corp.	57,663	4,218,625
Northeast Utilities	28,087	1,247,344
Northern Trust Corp.	53,089	3,107,830
Northrop Grumman Corp.	47,460	4,369,168
NRG Energy Inc.	96,020	2,575,256
Nuance Communications Inc.[a,b]	18,576	348,486
Nucor Corp.	62,090	2,904,570
NVIDIA Corp.	108,147	1,560,561
O’Reilly Automotive Inc.[a]	10,836	1,357,317
Occidental Petroleum Corp.	102,757	9,150,511
OGE Energy Corp.	20,511	767,111
Omnicom Group Inc.	81,337	5,227,529
ONEOK Inc.	11,834	626,610
Oracle Corp.	489,277	15,828,111
Owens-Illinois Inc.[a]	65,937	1,961,626

Security	Shares	Value

PACCAR Inc.	83,979	$4,725,498
Parker Hannifin Corp.	41,409	4,276,722
Paychex Inc.	112,767	4,447,530
Peabody Energy Corp.	52,850	875,196
Pentair Ltd. Registered	23,132	1,412,903
People’s United Financial Inc.	19,256	288,840
PepsiCo Inc.	182,694	15,262,257
Perrigo Co.	6,966	866,501
PetSmart Inc.	4,257	311,698
Pfizer Inc.	906,400	26,494,072
PG&E Corp.	83,028	3,810,155
Philip Morris International Inc.	210,141	18,740,374
Phillips 66	82,877	5,096,935
Pinnacle West Capital Corp.	10,062	592,652
Pioneer Natural Resources Co.	13,545	2,096,224
Plum Creek Timber Co. Inc.	17,802	868,382
PNC Financial Services Group Inc. (The)[e]	75,972	5,777,671
PPL Corp.	79,797	2,535,151
Praxair Inc.	46,827	5,627,201
Precision Castparts Corp.	27,864	6,178,006
Priceline.com Inc.[a]	5,637	4,936,152
Principal Financial Group Inc.	68,247	2,959,190
Procter & Gamble Co. (The)	321,601	25,824,560
Progressive Corp. (The)	194,661	5,063,133
Prologis Inc.	44,505	1,707,212
Prudential Financial Inc.	52,850	4,173,564
Public Service Enterprise Group Inc.	82,107	2,774,396
Public Storage	18,189	2,896,053
QEP Resources Inc.	52,080	1,587,919
QUALCOMM Inc.	218,744	14,119,925
Quest Diagnostics Inc.	36,805	2,146,100
Rackspace Hosting Inc.[a,b]	13,932	630,980
Ralph Lauren Corp.	4,257	775,029
Range Resources Corp.	19,350	1,530,585
Rayonier Inc.[b]	13,932	814,186
Raytheon Co.	59,780	4,294,595
Realty Income Corp.[b]	24,351	1,057,077
Red Hat Inc.[a]	14,319	741,295
Regeneron Pharmaceuticals Inc.[a]	8,901	2,403,804
Regions Financial Corp.	124,130	1,242,541
Republic Services Inc.	11,410	386,913
Reynolds American Inc.	77,013	3,806,753
Rockwell Automation Inc.	8,901	862,062
Ross Stores Inc.	19,350	1,305,544

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2013

Security	Shares	Value

Royal Caribbean Cruises Ltd.	6,020	$229,302
Safeway Inc.	61,146	1,576,955
Salesforce.com Inc.[a]	64,128	2,805,600
SanDisk Corp.[a]	42,207	2,326,450
SBA Communications Corp. Class Aa	22,960	1,701,106
SCANA Corp.	11,997	622,764
Schlumberger Ltd.	185,774	15,108,999
Seagate Technology PLC	51,471	2,105,679
Sears Holdings Corp.[a,b]	4,054	185,673
Sempra Energy	68,239	5,979,784
Simon Property Group Inc.	47,192	7,553,552
Sirius XM Radio Inc.[b]	262,386	978,700
SL Green Realty Corp.[b]	11,461	1,038,940
SLM Corp.	118,809	2,935,770
Southern Co. (The)	109,687	4,918,365
Southwest Airlines Co.	25,155	347,894
Southwestern Energy Co.[a]	67,725	2,627,053
Spectra Energy Corp.	171,914	6,187,185
Sprint Corp.[a]	116,624	695,079
St. Jude Medical Inc.	48,375	2,534,366
Staples Inc.	135,094	2,299,300
Starbucks Corp.	119,196	8,491,523
Starwood Hotels & Resorts Worldwide Inc.	48,230	3,190,414
State Street Corp.	55,930	3,896,643
Stryker Corp.	49,770	3,506,794
SunTrust Banks Inc.	85,187	2,963,656
Symantec Corp.	169,119	4,512,095
Sysco Corp.	75,177	2,594,358
T. Rowe Price Group Inc.	65,167	4,903,165
Target Corp.	90,171	6,424,684
TE Connectivity Ltd.	79,722	4,069,011
Teradata Corp.[a]	16,547	978,259
Texas Instruments Inc.	183,464	7,191,789
Textron Inc.	60,190	1,648,002
Thermo Fisher Scientific Inc.	67,477	6,147,829
Tiffany & Co.	10,449	830,800
Time Warner Cable Inc.	36,838	4,202,111
Time Warner Inc.	147,453	9,180,424
TJX Companies Inc. (The)	140,481	7,310,631
Toll Brothers Inc.[a,b]	20,124	661,476
Tractor Supply Co.	8,127	984,424
Travelers Companies Inc. (The)	47,214	3,944,730
Trimble Navigation Ltd.[a,b]	20,898	596,429
TRW Automotive Holdings Corp.[a]	9,100	667,121

Security	Shares	Value

Twenty-First Century Fox Inc. Class A	204,114	$6,098,926
Tyco International Ltd.	96,597	3,362,542
Tyson Foods Inc. Class A	17,570	485,283
U.S. Bancorp	214,894	8,019,844
UDR Inc.	31,015	776,616
Ulta Salon, Cosmetics & Fragrance Inc.[a]	7,353	741,918
Ultra Petroleum Corp.[a,b]	38,700	837,855
Union Pacific Corp.	69,017	10,945,406
United Continental Holdings Inc.[a]	11,223	391,122
United Parcel Service Inc. Class B	70,058	6,081,034
United Technologies Corp.	83,647	8,830,614
UnitedHealth Group Inc.	130,419	9,501,024
Valero Energy Corp.	93,657	3,350,111
Varian Medical Systems Inc.[a,b]	28,638	2,076,255
Ventas Inc.	33,737	2,217,870
VeriSign Inc.[a,b]	47,988	2,295,746
Verisk Analytics Inc. Class Aa	17,802	1,145,737
Verizon Communications Inc.	334,591	16,555,563
Vertex Pharmaceuticals Inc.[a]	24,768	1,976,486
VF Corp.	6,966	1,372,302
Viacom Inc. Class B NVS	78,948	5,745,046
Visa Inc. Class A	62,317	11,030,732
Vornado Realty Trust[b]	42,227	3,581,272
Vulcan Materials Co.	13,932	657,312
Wal-Mart Stores Inc.	208,206	16,227,576
Walgreen Co.	118,468	5,953,017
Walt Disney Co. (The)	211,044	13,643,995
Waste Management Inc.	114,165	4,798,355
Waters Corp.[a]	3,870	390,638
Weatherford International Ltd.[a,b]	116,617	1,627,973
WellPoint Inc.	41,885	3,583,681
Wells Fargo & Co.	629,007	27,361,804
Western Digital Corp.	21,285	1,370,328
Western Union Co.	117,261	2,106,008
Weyerhaeuser Co.	51,471	1,461,776
Whirlpool Corp.	20,124	2,695,409
Whole Foods Market Inc.	31,734	1,763,776
Williams Companies Inc. (The)	110,418	3,772,983
Willis Group Holdings PLC	3,002	128,486
Windstream Corp.	29,025	242,359
Wisconsin Energy Corp.	22,361	972,256
Wynn Resorts Ltd.	7,560	1,006,463
Xcel Energy Inc.	35,277	1,056,546
Xerox Corp.	226,782	2,199,785

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2013

Security	Shares	Value

XL Group PLC	28,350	$888,772
Xylem Inc.	66,707	1,663,006
Yahoo! Inc.[a]	188,763	5,302,353
Yum! Brands Inc.	73,143	5,333,588
Zimmer Holdings Inc.	41,437	3,459,161
Zoetis Inc.	45,538	1,357,488

		1,971,746,843

TOTAL COMMON STOCKS
(Cost: $3,554,979,453)		4,001,780,384

PREFERRED STOCKS — 0.95%

BRAZIL — 0.69%
Banco Bradesco SA	309,683	3,756,939
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A	38,700	1,715,085
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A SP ADR	19,200	856,512
Companhia de Bebidas das Americas	78,200	2,945,728
Companhia de Bebidas das Americas SP ADR	52,695	1,990,817
Companhia Energetica de Minas Gerais	56,186	513,310
Companhia Energetica de Minas Gerais SP ADR	100,719	932,658
Gerdau SA	88,200	563,587
Gerdau SA SP ADR	144,360	915,242
Itau Unibanco Holding SA	316,586	4,040,343
Itausa — Investimentos Itau SA	353,735	1,296,703
Klabin SA	154,800	751,186
Lojas Americanas SA	77,400	539,322
Oi SA	68,100	124,968
Oi SA SP ADR	43,789	81,010
Petroleo Brasileiro SA	478,770	3,415,742
Telefonica Brasil SA	38,700	818,814
Vale SA Class A	232,233	2,863,119

		28,121,085
CHILE — 0.01%
Sociedad Quimica y Minera de Chile SA Series B	11,300	324,931

		324,931

Security	Shares	Value

GERMANY — 0.21%
Henkel AG & Co. KGaA	18,576	$1,816,415
Porsche Automobil Holding SE	9,870	839,300
ProSiebenSat.1 Media AG	17,969	735,847
Volkswagen AG	22,174	5,260,126

		8,651,688
SOUTH KOREA — 0.04%
Samsung Electronics Co. Ltd.	2,153	1,565,749

		1,565,749

TOTAL PREFERRED STOCKS
(Cost: $43,565,234)		38,663,453

RIGHTS — 0.01%

HONG KONG — 0.00%
New Hotel[a]	7,887	—

		—
SPAIN — 0.01%
Banco Santander SAa	1,106,733	242,480

		242,480

TOTAL RIGHTS
(Cost: $216,602)		242,480

SHORT-TERM INVESTMENTS — 1.22%

MONEY MARKET FUNDS — 1.22%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[e,f,g]	45,030,306	45,030,306
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[e,f,g]	2,883,477	2,883,477
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	1,510,298	1,510,298

		49,424,081

TOTAL SHORT-TERM INVESTMENTS
(Cost: $49,424,081)		49,424,081

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2013

Value
TOTAL INVESTMENTS IN SECURITIES — 100.99%
(Cost: $3,648,185,370)	$4,090,110,398
Other Assets, Less Liabilities — (0.99)%	(40,149,030)

NET ASSETS — 100.00%	$4,049,961,368

CPO  —  Certificates of Participation (Ordinary)

FDR  —  Fiduciary Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 97.75%

AUSTRALIA — 5.61%
Alumina Ltd.[a]	104,328	$90,820
Amcor Ltd.	62,748	596,357
AMP Ltd.	383,705	1,556,490
Asciano Ltd.	120,234	548,152
ASX Ltd.	38,108	1,186,741
Aurizon Holdings Ltd.	215,158	876,645
Australia and New Zealand Banking Group Ltd.	250,650	6,694,390
BHP Billiton Ltd.	334,530	10,399,759
Boral Ltd.	213,849	813,736
Brambles Ltd.	219,459	1,788,338
Commonwealth Bank of Australia	173,570	11,559,723
Computershare Ltd.	134,413	1,179,751
Crown Ltd.	90,768	1,042,685
CSL Ltd.	58,779	3,485,273
Echo Entertainment Group Ltd.	101,980	239,788
Fortescue Metals Group Ltd.	161,303	529,827
Goodman Group	228,315	967,134
Iluka Resources Ltd.	50,302	497,482
Insurance Australia Group Ltd.	369,117	1,924,645
Macquarie Group Ltd.	48,058	1,892,961
Mirvac Group	482,789	710,578
National Australia Bank Ltd.	209,623	5,875,181
Newcrest Mining Ltd.	52,731	578,766
Orica Ltd.	68,229	1,107,077
Origin Energy Ltd.	158,193	1,696,545
Qantas Airways Ltd.[a]	298,334	337,352
QBE Insurance Group Ltd.	138,078	2,033,496
Rio Tinto Ltd.	47,147	2,433,368
Santos Ltd.	121,024	1,484,740
Sonic Healthcare Ltd.	74,466	956,330
Stockland Corp. Ltd.	122,094	392,272
Suncorp Group Ltd.	199,206	2,291,927
Tabcorp Holdings Ltd.	85,112	249,775
Telstra Corp. Ltd.	327,917	1,468,503
Transurban Group	71,064	432,404
Wesfarmers Ltd.	118,503	4,313,578
Westfield Group	168,222	1,693,893
Westfield Retail Trust	172,746	466,643
Westpac Banking Corp.	252,882	7,010,454
Woodside Petroleum Ltd.	65,673	2,215,489
Woolworths Ltd.	149,499	4,470,475

		90,089,543

Security	Shares	Value

AUSTRIA — 0.23%
Erste Group Bank AG	15,582	$472,366
IMMOEAST AG Escrow[a,b]	54,189	1
IMMOFINANZ AGa	186,251	760,983
OMV AG	18,550	819,371
Raiffeisen International Bank Holding AGc	6,657	201,938
Vienna Insurance Group AG	11,631	600,394
Voestalpine AG	20,046	767,000

		3,622,053
BELGIUM — 0.83%
Ageas	33,859	1,353,061
Anheuser-Busch InBev NV	68,796	6,611,970
Delhaize Brothers and Co. “The Lion” (Delhaize Group)	9,275	607,847
Groupe Bruxelles Lambert SA	19,933	1,619,050
KBC Groep NV	19,298	772,589
Solvay SA	9,089	1,228,607
UCB SA	15,942	917,129
Umicore SA	4,914	220,971

		13,331,224
BRAZIL — 1.03%
ALL — America Latina Logistica SA	37,800	146,015
Anhanguera Educacional Participacoes SA	37,800	228,955
Banco Bradesco SA	18,990	256,993
Banco do Brasil SA	56,700	562,952
Banco Santander (Brasil) SA Units	75,600	450,627
BM&F Bovespa SA	151,200	814,505
BR Malls Participacoes SA	37,800	334,742
BRF — Brasil Foods SA	56,700	1,206,858
BRF — Brasil Foods SA SP ADR	30,266	648,600
CCR SA	75,600	592,669
Centrais Eletricas Brasileiras SA	18,900	37,911
CETIP SA — Mercados Organizados	18,917	190,554
Cielo SA	44,392	1,093,420
Companhia de Saneamento Basico do Estado de Sao Paulo	56,700	581,080
Companhia Hering SA	18,900	253,291
Companhia Siderurgica Nacional SA	56,700	163,149
CPFL Energia SA	37,800	349,476

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2013

Security	Shares	Value

Cyrela Brazil Realty SA Empreendimentos e Participacoes	18,900	$134,840
EDP Energias do Brasil SA	56,700	293,272
Embraer SA	75,600	642,333
Fibria Celulose SAa	18,900	210,248
Hypermarcas SA	56,700	409,984
JBS SA	37,800	105,455
Kroton Educacional SA	18,900	269,019
MRV Engenharia e Participacoes SA	37,800	107,442
Natura Cosmeticos SA	18,900	380,351
OGX Petroleo e Gas Participacoes SAa	113,400	32,779
Petroleo Brasileiro SA	283,500	1,909,618
Souza Cruz SA	37,800	454,931
TIM Participacoes SA	94,500	350,966
TIM Participacoes SA SP ADR	16,142	302,985
Tractebel Energia SA	18,900	301,301
Ultrapar Participacoes SA	37,800	896,453
Vale SA	132,300	1,797,375

		16,511,149
CANADA — 7.35%
Agnico-Eagle Mines Ltd.	14,175	402,755
Agrium Inc.	17,428	1,477,239
Alimentation Couche-Tard Inc. Class B	9,828	601,792
ARC Resources Ltd.	41,958	1,057,062
Athabasca Oil Corp.[a]	19,320	135,497
Bank of Montreal	62,382	3,875,627
Bank of Nova Scotia	116,910	6,596,906
Barrick Gold Corp.	92,698	1,532,869
Baytex Energy Corp.	3,291	133,490
BCE Inc.	21,168	876,123
Bell Aliant Inc.	7,371	199,395
Blackberry Ltd.[a,c]	45,360	397,984
Bombardier Inc. Class B	203,452	981,588
Brookfield Asset Management Inc. Class A	60,325	2,230,391
Brookfield Office Properties Inc.	28,012	473,838
Cameco Corp.	44,879	910,633
Canadian Imperial Bank of Commerce	37,100	2,812,318
Canadian National Railway Co.	43,196	4,313,507
Canadian Natural Resources Ltd.	115,479	3,575,406

Security	Shares	Value

Canadian Oil Sands Ltd.	47,871	$928,503
Canadian Pacific Railway Ltd.	14,810	1,817,018
Canadian Tire Corp. Ltd. Class A NVS	13,875	1,140,853
Canadian Utilities Ltd. Class A	8,826	328,383
Catamaran Corp.[a]	16,254	855,349
Cenovus Energy Inc.	50,841	1,504,385
CGI Group Inc. Class Aa	17,388	600,432
Crescent Point Energy Corp.	14,175	537,052
Dollarama Inc.	8,694	626,902
Eldorado Gold Corp.	83,349	657,517
Empire Co. Ltd. Class A	3,852	302,487
Enbridge Inc.	92,610	4,105,090
Encana Corp.	55,755	977,292
Enerplus Corp.	35,343	573,780
Finning International Inc.	35,604	765,380
First Quantum Minerals Ltd.	59,390	953,198
Fortis Inc.	23,337	732,991
Franco-Nevada Corp.	10,206	434,230
George Weston Ltd.	6,283	532,073
Gildan Activewear Inc.	10,395	463,505
Goldcorp Inc.	74,761	2,106,732
Great-West Lifeco Inc.	49,555	1,434,037
H&R Real Estate Investment Trust	13,127	275,935
Husky Energy Inc.	45,066	1,297,557
Imperial Oil Ltd.	36,099	1,547,476
Kinross Gold Corp.	119,826	622,412
Magna International Inc. Class A	25,581	1,954,562
Manulife Financial Corp.	177,310	3,120,021
MEG Energy Corp.[a]	18,900	576,716
Metro Inc. Class A	3,213	230,243
National Bank of Canada	9,649	741,567
New Gold Inc.[a]	26,329	191,055
Onex Corp.	2,356	112,065
Open Text Corp.	4,914	346,975
Pacific Rubiales Energy Corp.	38,222	742,467
Pembina Pipeline Corp.	16,254	508,624
Penn West Petroleum Ltd.	60,291	712,549
Peyto Exploration & Development Corp.	10,773	309,552
Potash Corp. of Saskatchewan Inc.	86,184	2,498,208
Power Corp. of Canada	50,489	1,450,260
Power Financial Corp.	40,279	1,263,555

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2013

Security	Shares	Value

RioCan Real Estate Investment Trust	52,920	$1,252,928
Rogers Communications Inc. Class B	46,375	1,851,301
Royal Bank of Canada	146,306	9,130,872
Saputo Inc.	10,963	506,748
Shaw Communications Inc. Class B	55,276	1,372,692
Shoppers Drug Mart Corp.	18,737	1,114,141
Silver Wheaton Corp.	47,628	1,094,279
SNC-Lavalin Group Inc.	21,360	887,186
Sun Life Financial Inc.	73,521	2,378,589
Suncor Energy Inc.	155,925	4,923,229
Talisman Energy Inc.	111,699	1,264,701
Teck Resources Ltd. Class B	47,310	1,107,221
TELUS Corp. NVS	35,784	1,086,347
Thomson Reuters Corp.	30,095	1,024,585
Tim Hortons Inc.	23,524	1,360,802
Toronto-Dominion Bank (The)	70,497	5,935,723
Tourmaline Oil Corp.[a]	19,320	744,009
TransAlta Corp.	16,306	224,435
TransCanada Corp.	81,680	3,728,654
Turquoise Hill Resources Ltd.[a,c]	59,544	238,049
Valeant Pharmaceuticals International Inc.[a]	28,573	2,648,711
Yamana Gold Inc.	64,658	674,851

		118,013,461
CHILE — 0.31%
Aguas Andinas SA Series A	364,959	258,804
Banco Santander (Chile) SA	3,228,411	181,455
Banco Santander (Chile) SA SP ADR[c]	14,221	320,826
Cencosud SA	83,160	377,508
Colbun SA	618,030	160,238
CorpBanca SA	22,361,157	222,158
Empresa Nacional de Electricidad SA	202,419	266,584
Empresas Copec SA	18,144	237,240
Enersis SA	2,366,625	712,720
Enersis SA SP ADR	78,194	1,188,549
LATAM Airlines Group SA	19,127	257,911
LATAM Airlines Group SA SP ADR	43,659	587,214
Sociedad Quimica y Minera de Chile SA Series B SP ADR	4,158	120,416

		4,891,623

Security	Shares	Value

CHINA — 3.97%
Air China Ltd. Class H	786,000	$532,084
Anhui Conch Cement Co. Ltd. Class H	283,500	838,947
Anta Sports Products Ltd.[c]	379,000	428,097
AviChina Industry & Technology Co. Ltd. Class H	768,000	410,968
Bank of China Ltd. Class H	5,859,000	2,455,305
Bank of Communications Co. Ltd. Class H	792,800	516,242
Beijing Capital International Airport Co. Ltd. Class H	384,000	238,163
Belle International Holdings Ltd.	567,000	818,841
Bosideng International Holdings Ltd.	758,000	157,360
Brilliance China Automotive Holdings Ltd.[a]	384,000	458,997
BYD Co. Ltd. Class Ha,c	94,500	369,819
China Communications Construction Co. Ltd. Class H	189,000	144,516
China Construction Bank Corp. Class H	6,048,050	4,515,362
China COSCO Holdings Co. Ltd. Class Ha,c	472,500	194,962
China Everbright International Ltd.	189,000	172,298
China Gas Holdings Ltd.	378,000	427,455
China Life Insurance Co. Ltd. Class H	756,000	1,813,148
China Longyuan Power Group Corp. Ltd. Class H	189,000	199,105
China Mengniu Dairy Co. Ltd.	192,000	768,708
China Merchants Bank Co. Ltd. Class H	283,500	476,683
China Merchants Holdings (International) Co. Ltd.	378,000	1,181,958
China Minsheng Banking Corp. Ltd. Class H	189,000	191,063
China Mobile Ltd.	661,500	7,036,916
China National Building Material Co. Ltd. Class H	384,000	346,599
China Overseas Grand Oceans Group Ltd.[c]	189,000	224,450
China Overseas Land & Investment Ltd.	378,000	1,089,351

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2013

Security	Shares	Value

China Pacific Insurance (Group) Co. Ltd. Class H	75,600	$252,963
China Petroleum & Chemical Corp. Class H	2,647,000	1,969,375
China Resources Cement Holdings Ltd.[c]	384,000	207,960
China Resources Enterprise Ltd.	378,000	1,167,336
China Resources Land Ltd.[c]	378,000	1,038,174
China Shanshui Cement Group Ltd.	192,000	76,499
China Shenhua Energy Co. Ltd. Class H	472,500	1,364,735
China State Construction International Holdings Ltd.	384,000	611,996
China Telecom Corp. Ltd. Class H	756,000	377,252
China Unicom (Hong Kong) Ltd.	378,000	554,667
China Vanke Co. Ltd. Class B	151,200	274,897
CITIC Pacific Ltd.[c]	189,000	205,198
CNOOC Ltd.	1,701,000	3,070,654
Country Garden Holdings Co. Ltd.	572,089	323,100
Dongfeng Motor Group Co. Ltd. Class H	378,000	506,902
Evergrande Real Estate Group Ltd.[a,c]	673,000	267,279
Fosun International Ltd.	567,000	429,892
Franshion Properties (China) Ltd.[c]	972,000	310,825
GCL-Poly Energy Holdings Ltd.[a]	1,323,000	337,772
Geely Automobile Holdings Ltd.	960,000	401,065
Golden Eagle Retail Group Ltd.[c]	192,000	282,231
GOME Electrical Appliances Holdings Ltd.[a,c]	1,239,320	124,646
Great Wall Motor Co. Ltd. Class H	209,500	977,893
Greentown China Holdings Ltd.	94,500	187,651
Guangdong Investment Ltd.	378,000	306,091
Guangzhou Automobile Group Co. Ltd. Class H	439,449	426,680
Guangzhou R&F Properties Co. Ltd. Class H	151,600	235,746
Huaneng Power International Inc. Class H	378,000	394,798

Security	Shares	Value

Industrial and Commercial Bank of China Ltd. Class H	5,670,285	$3,728,839
Jiangxi Copper Co. Ltd. Class H	378,000	637,526
Kingboard Chemical Holdings Co. Ltd.	221,600	487,469
Lenovo Group Ltd.[c]	1,134,000	1,033,787
Longfor Properties Co. Ltd.[c]	283,500	433,547
Parkson Retail Group Ltd.[c]	243,000	96,506
PetroChina Co. Ltd. Class H	1,890,000	2,210,384
PICC Property and Casualty Co. Ltd. Class H	395,000	440,057
Ping An Insurance (Group) Co. of China Ltd. Class H	189,000	1,223,388
Poly Property Group Co. Ltd.	379,226	205,863
Shimao Property Holdings Ltd.	189,500	399,264
Shougang Fushan Resources Group Ltd.[c]	378,000	123,801
Shui On Land Ltd.	995,333	297,752
Sino-Ocean Land Holdings Ltd.	523,500	267,982
Sinopec Shanghai Petrochemical Co. Ltd. Class Ha	1,134,000	349,470
SOHO China Ltd.[c]	336,500	275,523
Tencent Holdings Ltd.	113,400	5,144,077
Tingyi (Cayman Islands) Holding Corp.	378,000	934,844
Tsingtao Brewery Co. Ltd. Class H	18,000	137,518
Want Want China Holdings Ltd.[c]	756,000	1,023,551
Yanzhou Coal Mining Co. Ltd. Class Hc	378,000	260,275
Yuexiu Property Co. Ltd.	1,512,000	382,126
Zhaojin Mining Industry Co. Ltd. Class H	96,000	64,368
Zhuzhou CSR Times Electric Co. Ltd. Class H	192,000	508,758
Zijin Mining Group Co. Ltd. Class Hc	801,000	171,451
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class Hc	191,240	137,105

		63,666,905
COLOMBIA — 0.18%
Bancolombia SA SP ADR	45,123	2,592,316
Cemex Latam Holdings SAa	28,539	230,424

		2,822,740

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2013

Security	Shares	Value

CZECH REPUBLIC — 0.10%
CEZ AS	24,570	$584,044
Komercni Banka AS	5,103	993,417

		1,577,461
DENMARK — 0.86%
Carlsberg A/S Class B	5,859	579,691
Coloplast A/S Class B	27,405	1,599,052
Danske Bank A/Sa	67,169	1,235,828
Novo Nordisk A/S Class B	41,391	6,988,809
Novozymes A/S Class B	42,336	1,448,525
TrygVesta A/S	12,379	1,121,155
William Demant Holding A/Sa	9,450	830,799

		13,803,859
EGYPT — 0.05%
Orascom Telecom Holding SAE SP GDR[a,d]	277,694	816,420

		816,420
FINLAND — 0.52%
Fortum OYJ	35,417	698,373
Kone OYJ Class B	23,337	1,732,232
Metso OYJ	4,787	168,254
Neste Oil OYJ	46,375	670,596
Nokia OYJ[a,c]	344,547	1,349,645
Nokian Renkaat OYJ	17,955	796,069
Sampo OYJ Class A	57,146	2,501,049
UPM-Kymmene OYJ	24,192	269,354
Wartsila OYJ Abp	4,158	187,831

		8,373,403
FRANCE — 6.99%
Accor SA	6,470	243,646
Aeroports de Paris	7,592	782,793
ALSTOM	9,450	318,975
ArcelorMittal	90,020	1,183,019
Arkema SA	4,226	422,826
AXA SA	177,871	3,914,784
BNP Paribas SA	100,791	6,509,082
Bouygues SA	23,524	686,263
Bureau Veritas SA	8,316	246,356
Cap Gemini SA	17,241	942,066
Carrefour SA	75,509	2,313,105
Casino Guichard-Perrachon SA	7,966	817,653
CNP Assurances SA	25,394	428,911
Compagnie de Saint-Gobain	53,540	2,477,595
Compagnie Generale de Geophysique-Veritas[a]	20,259	511,117

Security	Shares	Value

Compagnie Generale des Etablissements Michelin Class B	23,625	$2,367,842
Credit Agricole SAa	107,730	1,026,808
Danone SA	48,463	3,822,485
Dassault Systemes SA	3,969	520,594
Edenred SA	9,462	302,607
Electricite de France SA	13,314	389,910
Essilor International SA	28,565	3,189,916
European Aeronautic Defence and Space Co. NV	54,621	3,255,442
Eutelsat Communications SA	7,966	222,289
Fonciere des Regions	1,938	158,417
GDF Suez	136,510	2,858,546
Gecina SA	6,470	792,280
Gemalto NVc	6,426	670,675
Groupe Eurotunnel SA Registered	32,799	256,958
Iliad SA	1,512	356,067
Kering SA	11,066	2,528,836
L’Air Liquide SA	32,026	4,243,217
L’Oreal SA	30,240	5,057,420
Lafarge SA	12,663	808,192
Lagardere SCA	4,536	143,260
Legrand SA	47,885	2,476,601
LVMH Moet Hennessy Louis Vuitton SA	20,034	3,635,184
Natixis	38,745	197,301
Orange SA	200,909	1,971,216
Pernod Ricard SA	14,742	1,751,978
Publicis Groupe SA	25,581	2,059,804
Remy Cointreau SA	1,323	136,710
Renault SA	24,948	1,960,137
Safran SA	11,340	664,652
Sanofi	107,448	11,438,243
Schneider Electric SA	44,226	3,512,372
SCOR SE	45,814	1,461,540
SES SA Class A FDR	24,759	726,565
Societe Generale	68,796	2,760,164
Sodexo	16,867	1,537,768
STMicroelectronics NV	44,226	379,425
Suez Environnement SA	19,859	280,970
Technip SA	13,875	1,528,264
Total SA	195,237	10,395,744
Unibail-Rodamco SE	6,615	1,599,956
Vallourec SA	10,962	645,845

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2013

Security	Shares	Value

Veolia Environnement	45,253	$606,000
Vinci SA	54,154	2,918,762
Vivendi SA	121,407	2,589,038
Wendel	1,701	196,234

		112,200,425
GERMANY — 5.85%
Adidas AG	16,443	1,829,676
Allianz SE Registered	47,839	7,444,899
BASF SE	93,933	8,314,432
Bayer AG Registered	69,930	8,111,021
Bayerische Motoren Werke AG	24,459	2,390,048
Brenntag AG	1,323	216,958
Celesio AG	18,550	418,738
Commerzbank AGa	82,795	706,690
Continental AG	6,096	958,398
Daimler AG Registered	97,425	6,755,482
Deutsche Bank AG Registered	101,871	4,586,310
Deutsche Boerse AG	27,638	1,951,659
Deutsche Post AG Registered	54,621	1,528,176
Deutsche Telekom AG Registered	315,252	3,829,421
E.ON SE	186,024	3,150,638
Fresenius Medical Care AG & Co. KGaA	29,401	1,857,724
Fresenius SE & Co. KGaA	10,584	1,333,440
GEA Group AG	41,958	1,727,968
HeidelbergCement AG	8,883	681,060
Hochtief AG	12,663	963,138
Infineon Technologies AG	73,899	650,973
K+S AG Registered	26,144	643,101
Kabel Deutschland Holding AG	14,997	1,688,289
Lanxess AG	1,047	65,349
Linde AG	23,436	4,506,103
MAN SE	3,665	416,871
Merck KGaA	10,018	1,653,489
METRO AG	23,247	799,958
Muenchener Rueckversicherungs-Gesellschaft AG Registered	23,058	4,568,141
Osram Licht AGa	8,350	324,889
RWE AG	48,860	1,467,233
SAP AG	92,988	6,826,885
Siemens AG Registered	83,550	9,131,627
ThyssenKrupp AGa	52,546	1,140,792
Volkswagen AG	5,147	1,169,715

		93,809,291

Security	Shares	Value

HONG KONG — 2.27%
AAC Technologies Holdings Inc.	94,500	$439,883
AIA Group Ltd.	945,000	4,478,038
Bank of East Asia Ltd. (The)	228,600	857,764
BOC Hong Kong (Holdings) Ltd.	472,500	1,483,540
Cathay Pacific Airways Ltd.	189,000	349,957
Cheung Kong (Holdings) Ltd.	189,000	2,656,360
Cheung Kong Infrastructure Holdings Ltd.	189,000	1,305,028
CLP Holdings Ltd.	189,500	1,571,154
Galaxy Entertainment Group Ltd.[a]	189,000	995,526
Hang Seng Bank Ltd.	113,400	1,735,651
Henderson Land Development Co. Ltd.[c]	205,700	1,283,743
Hong Kong and China Gas Co. Ltd. (The)	658,440	1,687,840
Hong Kong Exchanges and Clearing Ltd.	94,500	1,468,309
Hutchison Whampoa Ltd.	189,000	2,133,617
Li & Fung Ltd.	758,000	1,002,802
Link REIT (The)	283,500	1,387,278
MTR Corp. Ltd.	189,000	703,082
New World Development Co. Ltd.	378,000	552,718
Orient Overseas International Ltd.	96,000	532,897
Power Assets Holdings Ltd.	189,000	1,697,390
Sands China Ltd.	151,600	820,030
Shangri-La Asia Ltd.	388,666	611,413
SJM Holdings Ltd.	379,000	950,023
Sun Hung Kai Properties Ltd.	189,000	2,522,323
Swire Pacific Ltd. Class A	96,000	1,132,637
Wharf (Holdings) Ltd. (The)	189,000	1,626,716
Wynn Macau Ltd.	151,600	430,052

		36,415,771
HUNGARY — 0.08%
MOL Hungarian Oil and Gas PLC	10,963	820,193
OTP Bank PLC	25,704	515,465

		1,335,658
INDIA — 1.23%
Axis Bank Ltd. SP GDR[d]	76,779	1,320,599
Dr. Reddy’s Laboratories Ltd. SP ADR	39,390	1,468,065
HDFC Bank Ltd. SP ADR	83,935	2,761,461
ICICI Bank Ltd. SP ADR	56,923	1,865,936
Infosys Ltd. SP ADR[c]	48,410	2,405,009
Larsen & Toubro Ltd. SP GDR[d]	95,889	1,338,610

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2013

Security	Shares	Value

Mahindra & Mahindra Ltd. SP GDR[c]	60,886	$912,681
Ranbaxy Laboratories Ltd. SP GDR[a,d]	118,778	564,196
Reliance Industries Ltd. SP GDR[e]	70,182	2,012,118
State Bank of India SP GDR[d]	26,140	1,476,910
Sterlite Industries (India) Ltd. SP ADR	213,387	1,073,337
Tata Motors Ltd. SP ADR	51,857	1,246,642
Wipro Ltd. SP ADR	146,722	1,264,744

		19,710,308
INDONESIA — 0.70%
PT Astra International Tbk	1,134,000	717,198
PT Bank Central Asia Tbk	2,079,000	2,103,780
PT Bank Mandiri (Persero) Tbk	1,795,742	1,555,057
PT Bank Rakyat Indonesia (Persero) Tbk	1,795,500	1,441,292
PT Bumi Resources Tbk	1,279,500	63,493
PT Charoen Pokphand Indonesia Tbk	567,000	237,227
PT Gudang Garam Tbk	96,000	395,582
PT Indosat Tbk	567,422	276,051
PT Kalbe Farma Tbk	3,136,000	436,339
PT Lippo Karawaci Tbk	1,606,500	200,080
PT Perusahaan Gas Negara (Persero) Tbk	1,512,000	867,993
PT Semen Gresik (Persero) Tbk	756,000	1,118,093
PT Telekomunikasi Indonesia (Persero) Tbk	1,178,000	1,363,970
PT United Tractors Tbk	283,545	463,494

		11,239,649
IRELAND — 0.29%
Bank of Ireland[a]	1,873,557	422,926
CRH PLC	64,099	1,344,799
Elan Corp. PLC[a]	68,418	1,052,030
Kerry Group PLC Class A	30,256	1,856,105

		4,675,860
ISRAEL — 0.35%
Bank Hapoalim BM	79,380	380,493
Bank Leumi le-Israel BMa	79,380	266,880
Bezeq The Israel Telecommunication Corp. Ltd.	61,236	98,918
Delek Group Ltd. (The)	1,323	373,513
Israel Chemicals Ltd.	36,288	290,035
Israel Corp. Ltd. (The)[a]	189	88,843

Security	Shares	Value

Mellanox Technologies Ltd.[a]	3,969	$179,999
NICE Systems Ltd.	11,340	435,676
Teva Pharmaceutical Industries Ltd.	88,263	3,497,526

		5,611,883
ITALY — 1.42%
Assicurazioni Generali SpA	141,447	2,781,621
Banca Monte dei Paschi di Siena SpA[a,c]	568,512	155,056
Enel Green Power SpA	49,896	110,711
Enel SpA	508,221	1,689,803
Eni SpA	262,143	5,781,719
Exor SpA	30,429	998,815
Fiat Industrial SpA	114,575	1,408,041
Fiat SpA[a]	116,802	929,022
Intesa Sanpaolo SpA	986,391	1,867,746
Luxottica Group SpA	22,029	1,173,559
Mediobanca SpA	77,679	475,916
Prysmian SpA	8,316	168,728
Saipem SpA	26,335	561,251
Snam SpA	48,195	227,057
Telecom Italia SpA	1,154,096	779,259
Telecom Italia SpA RNC	432,822	226,498
Tenaris SA	38,825	873,321
Terna SpA	27,972	124,428
UniCredit SpA	402,192	2,185,336
Unione di Banche Italiane SpA	61,425	260,350

		22,778,237
JAPAN — 15.33%
Advantest Corp.	18,900	246,158
AEON Co. Ltd.	75,600	1,036,132
AEON Credit Service Co. Ltd.	18,900	549,004
AEON Mall Co. Ltd.	21,100	523,880
Aisin Seiki Co. Ltd.	37,900	1,498,968
Ajinomoto Co. Inc.	12,000	166,906
Amada Co. Ltd.	189,000	1,354,735
ANA Holdings Inc.[c]	189,000	388,165
Asahi Glass Co. Ltd.	189,000	1,220,223
Asahi Group Holdings Ltd.	56,700	1,440,631
Asahi Kasei Corp.	189,000	1,193,320
Astellas Pharma Inc.	56,700	3,026,537
Bridgestone Corp.	75,600	2,674,882
Canon Inc.	94,500	2,906,436
Casio Computer Co. Ltd.	96,100	854,939
Chubu Electric Power Co. Inc.	56,700	784,017

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2013

Security	Shares	Value

Chugai Pharmaceutical Co. Ltd.	37,800	$747,506
Chugoku Electric Power Co. Inc. (The)	18,900	276,904
Citizen Holdings Co. Ltd.	94,500	539,012
Coca-Cola West Co. Ltd.	37,800	731,749
Cosmo Oil Co. Ltd.[a]	379,000	701,317
Credit Saison Co. Ltd.	37,800	845,893
Dai-ichi Life Insurance Co. Ltd. (The)	945	1,284,597
Daido Steel Co. Ltd.	14,000	80,992
Daiichi Sankyo Co. Ltd.	86,000	1,396,391
Daikin Industries Ltd.	37,900	1,572,182
Dainippon Sumitomo Pharma Co. Ltd.	37,800	500,387
Daito Trust Construction Co. Ltd.	2,600	236,856
Daiwa Securities Group Inc.	189,000	1,606,466
Dena Co. Ltd.[c]	19,200	363,288
Denso Corp.	56,700	2,571,115
Dentsu Inc.	18,900	601,464
East Japan Railway Co.	37,800	3,032,301
Eisai Co. Ltd.	37,900	1,597,229
Electric Power Development Co. Ltd.	18,900	623,563
FANUC Corp.	18,900	2,855,513
Fast Retailing Co. Ltd.	1,300	443,445
FUJIFILM Holdings Corp.	56,700	1,241,168
Fujitsu Ltd.	189,000	722,526
Gree Inc.[c]	19,200	154,998
GungHo Online Entertainment Inc.[a,c]	378	307,458
Gunma Bank Ltd. (The)	189,000	1,066,494
Hachijuni Bank Ltd. (The)	189,000	1,106,848
Hino Motors Ltd.	13,000	199,187
Hitachi Construction Machinery Co. Ltd.	37,800	743,663
Hitachi High-Technologies Corp.	18,900	411,609
Hitachi Ltd.	378,000	2,528,839
Hokkaido Electric Power Co. Inc.[a]	18,900	246,158
Hokuriku Electric Power Co.	18,900	271,908
Honda Motor Co. Ltd.	151,200	5,580,357
Hoya Corp.	75,600	1,624,914
Hulic Co. Ltd.	37,800	451,578
IBIDEN Co. Ltd.	18,900	281,324
Idemitsu Kosan Co. Ltd.	1,200	99,680
IHI Corp.	378,000	1,587,250

Security	Shares	Value

INPEX Corp.	189	$824,371
Isetan Mitsukoshi Holdings Ltd.	37,800	520,372
Isuzu Motors Ltd.	189,000	1,339,363
ITOCHU Corp.	170,100	2,016,538
Japan Petroleum Exploration Co. Ltd.	19,200	821,839
Japan Prime Realty Investment Corp.	378	1,031,136
Japan Retail Fund Investment Corp.	378	741,742
Japan Tobacco Inc.	113,400	3,948,910
JFE Holdings Inc.	37,900	854,296
JSR Corp.	37,800	681,019
JTEKT Corp.	56,700	710,804
JX Holdings Inc.	189,000	1,001,159
Kansai Electric Power Co. Inc. (The)[a]	75,600	922,373
Kao Corp.	56,700	1,810,157
Kawasaki Heavy Industries Ltd.	189,000	689,858
KDDI Corp.	56,700	3,118,774
Keikyu Corp.	189,000	1,571,877
Keio Corp.	189,000	1,325,911
Kintetsu Corp.[c]	189,000	808,998
Kirin Holdings Co. Ltd.	6,000	88,516
Kobe Steel Ltd.[a]	189,000	297,850
Komatsu Ltd.	94,500	2,102,242
Konica Minolta Holdings Inc.	96,000	783,773
Kubota Corp.	189,000	2,747,903
Kuraray Co. Ltd.	94,500	1,286,518
Kurita Water Industries Ltd.	37,900	770,678
Kyocera Corp.	19,200	1,942,352
Kyushu Electric Power Co. Inc.[a]	37,800	524,600
Mabuchi Motor Co. Ltd.	19,200	993,625
Marubeni Corp.	189,000	1,310,538
Mazda Motor Corp.[a]	189,000	787,860
Meiji Holdings Co. Ltd.	19,295	902,415
Mitsubishi Chemical Holdings Corp.	189,500	888,206
Mitsubishi Corp.	151,200	2,750,209
Mitsubishi Electric Corp.	189,000	1,831,295
Mitsubishi Estate Co. Ltd.	189,000	4,786,732
Mitsubishi Heavy Industries Ltd.	379,000	2,030,736
Mitsubishi Motors Corp.[a]	37,800	497,313
Mitsubishi UFJ Financial Group Inc.	1,294,000	7,907,010

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2013

Security	Shares	Value

Mitsui & Co. Ltd.	132,300	$1,768,842
Mitsui Chemicals Inc.	189,000	436,206
Mitsui Fudosan Co. Ltd.	51,000	1,536,404
Mitsui O.S.K. Lines Ltd.[a]	189,000	726,369
Mizuho Financial Group Inc.	2,060,100	4,251,948
MS&AD Insurance Group Holdings Inc.	37,800	976,947
Murata Manufacturing Co. Ltd.	18,900	1,295,165
Nabtesco Corp.	19,200	401,159
Namco Bandai Holdings Inc.	19,200	309,605
NEC Corp.	170,000	383,712
Nidec Corp.	18,900	1,537,288
Nikon Corp.	37,800	787,476
Nintendo Co. Ltd.	18,900	2,386,640
Nippon Building Fund Inc.	9	97,636
Nippon Steel & Sumitomo Metal Corp.	756,860	2,193,128
Nippon Telegraph and Telephone Corp.	56,700	2,844,944
Nishi-Nippon City Bank Ltd. (The)	379,000	974,907
Nissan Motor Co. Ltd.	189,000	1,973,494
Nisshin Seifun Group Inc.	12,500	144,375
Nissin Foods Holdings Co. Ltd.	18,900	748,467
Nitto Denko Corp.	19,200	1,079,518
Nomura Holdings Inc.	366,500	2,783,544
Nomura Real Estate Holdings Inc.	19,200	445,667
NSK Ltd.	189,000	1,764,038
NTT DOCOMO Inc.	1,323	2,010,965
NTT Urban Development Corp.	192	231,130
Olympus Corp.[a]	18,900	576,291
Omron Corp.	37,800	1,166,418
Ono Pharmaceutical Co. Ltd.	19,200	1,227,879
ORIX Corp.	94,500	1,397,972
Osaka Gas Co. Ltd.	189,000	797,468
Otsuka Holdings Co. Ltd.	18,900	608,190
Panasonic Corp.[a]	207,900	1,798,820
Rakuten Inc.	94,500	1,271,145
Resona Holdings Inc.	160,800	796,193
Sanrio Co. Ltd.	2,700	131,219
Santen Pharmaceutical Co. Ltd.	18,900	821,488
SBI Holdings Inc.	37,800	395,083
Secom Co. Ltd.	19,200	1,054,141
Seven & I Holdings Co. Ltd.	94,500	3,554,979
Shikoku Electric Power Co. Inc.[a]	18,900	337,243
Shin-Etsu Chemical Co. Ltd.	37,800	2,352,051

Security	Shares	Value

Shiseido Co. Ltd.	37,800	$579,173
Showa Shell Sekiyu K.K.	94,500	868,568
SMC Corp.	3,200	675,756
SoftBank Corp.	94,500	5,995,425
Sony Corp.	113,400	2,384,334
Stanley Electric Co. Ltd.	37,800	730,212
Sumitomo Chemical Co. Ltd.	189,000	620,680
Sumitomo Corp.	160,800	2,144,981
Sumitomo Electric Industries Ltd.	56,700	763,840
Sumitomo Heavy Industries Ltd.	189,000	876,254
Sumitomo Mitsui Financial Group Inc.	132,300	6,032,896
Sumitomo Mitsui Trust Holdings Inc.	378,000	1,737,136
Sumitomo Rubber Industries Inc.	18,900	313,799
Suzuki Motor Corp.	18,900	451,771
T&D Holdings Inc.	37,800	476,944
Taiyo Nippon Sanso Corp.	189,000	1,329,754
Takeda Pharmaceutical Co. Ltd.	75,600	3,362,818
TDK Corp.	19,200	690,072
Terumo Corp.	19,200	969,224
THK Co. Ltd.	18,900	393,162
Toho Gas Co. Ltd.	189,000	941,589
Tohoku Electric Power Co. Inc.[a]	37,800	440,433
Tokio Marine Holdings Inc.	56,700	1,807,275
Tokyo Electric Power Co. Inc.[a]	151,200	920,836
Tokyo Electron Ltd.	19,200	871,618
Tokyo Gas Co. Ltd.	189,000	1,035,748
Tokyu Corp.	68,000	440,405
Tokyu Land Corp.	189,000	1,798,627
TonenGeneral Sekiyu K.K.	14,000	134,940
Toray Industries Inc.	189,000	1,201,007
Toshiba Corp.	379,000	1,637,690
Toyo Seikan Kaisha Ltd.	75,600	1,247,510
Toyo Suisan Kaisha Ltd.	4,000	124,650
Toyota Industries Corp.	37,900	1,554,842
Toyota Motor Corp.	283,500	17,208,022
Toyota Tsusho Corp.	37,800	1,000,775
Ube Industries Ltd.	379,000	716,730
Unicharm Corp.	18,900	1,003,081
United Urban Investment Corp.	378	468,104
USS Co. Ltd.	5,670	675,062
West Japan Railway Co.	18,900	795,547
Yahoo! Japan Corp.	1,795	952,661
Yakult Honsha Co. Ltd.	18,900	878,176

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2013

Security	Shares	Value

Yamada Denki Co. Ltd.	7,560	$305,152
Yamaha Motor Co. Ltd.	37,800	505,768
Yamato Holdings Co. Ltd.	75,600	1,654,122
Yamazaki Baking Co. Ltd.	7,000	82,273
Yokogawa Electric Corp.	56,700	732,134

		245,976,660
MALAYSIA — 0.80%
Alliance Financial Group Bhd	321,300	530,878
Axiata Group Bhd	245,700	514,273
Berjaya Sports Toto Bhd	113,422	146,148
British American Tobacco (Malaysia) Bhd	18,900	357,142
Bumi Armada Bhd[a]	226,800	276,159
CIMB Group Holdings Bhd	434,700	1,054,590
DiGi.Com Bhd	396,900	568,923
Genting Bhd	207,900	629,981
Genting Malaysia Bhd	189,000	242,367
Hong Leong Bank Bhd	75,600	321,603
Hong Leong Financial Group Bhd	18,900	81,449
IHH Healthcare Bhd[a]	151,200	186,437
IOI Corp. Bhd	182,800	307,672
Kuala Lumpur Kepong Bhd	37,800	247,028
Lafarge Malaysia Bhd	94,500	301,211
Malayan Banking Bhd	340,200	1,075,972
Malaysia Airports Holdings Bhd	113,400	235,609
Maxis Bhd	283,500	621,358
Petronas Chemicals Group Bhd	207,900	424,260
Petronas Dagangan Bhd	37,800	312,281
Petronas Gas Bhd	113,400	728,501
PPB Group Bhd	18,900	86,809
Public Bank Bhd Foreign	207,900	1,106,151
RHB Capital Bhd	75,600	192,263
Sapurakencana Petroleum Bhd[a]	302,400	359,822
Sime Darby Bhd	189,000	552,318
Tenaga Nasional Bhd	283,500	776,916
UEM Land Holdings Bhd	226,800	187,369
UMW Holdings Bhd	56,700	242,251
YTL Corp. Bhd	302,453	155,702

		12,823,443
MEXICO — 1.19%
Alfa SAB de CV Series A	378,000	965,877
America Movil SAB de CV Series L	3,950,100	4,137,100
Cemex SAB de CV CPO[a]	1,383,936	1,587,496
Compartamos SAB de CV	137,300	247,370

Security	Shares	Value

Fibra Uno Administracion SA de CV	189,000	$600,470
Fomento Economico Mexicano SAB de CV BD Units	302,400	3,001,731
Grupo Aeroportuario del Sureste SAB de CV Series B	18,900	223,103
Grupo Financiero Banorte SAB de CV Series O	254,300	1,608,139
Grupo Financiero Inbursa SAB de CV Series O	94,500	220,555
Grupo Financiero Santander Mexico SAB de CV Series B	151,200	436,427
Grupo Mexico SAB de CV Series B	481,729	1,477,190
Grupo Televisa SAB de CV CPO	226,800	1,220,734
Industrias Penoles SAB de CV	6,615	206,943
Kimberly-Clark de Mexico SAB de CV Series A	359,100	1,175,313
OHL Mexico SAB de CVa	56,700	149,521
Wal-Mart de Mexico SAB de CV Series V	680,400	1,853,106

		19,111,075
NETHERLANDS — 1.78%
AEGON NV	233,040	1,793,218
Akzo Nobel NV	30,429	1,848,738
ASML Holding NV	35,798	3,213,324
D.E Master Blenders 1753 NVa	58,023	955,369
Heineken NV	22,215	1,557,504
ING Groep NV CVA[a]	405,027	4,130,421
Koninklijke Ahold NV	139,104	2,287,624
Koninklijke DSM NV	24,948	1,749,116
Koninklijke KPN NVa	307,125	807,883
Koninklijke Philips Electronics NV	114,382	3,654,285
Reed Elsevier NV	35,910	686,637
TNT Express NV	24,194	189,833
Unilever NV CVA	129,276	5,190,973
Ziggo NV	11,718	464,614

		28,529,539
NEW ZEALAND — 0.10%
Auckland International Airport Ltd.	358,360	898,496
Fletcher Building Ltd.	63,317	409,729
Telecom Corp. of New Zealand Ltd.	205,544	368,106

		1,676,331

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2013

Security	Shares	Value

NORWAY — 0.54%
Aker Solutions ASA	24,833	$372,870
DNB ASA	79,191	1,314,259
Gjensidige Forsikring ASA	17,428	268,903
Norsk Hydro ASA	54,999	232,958
Orkla ASA	41,391	319,353
Seadrill Ltd.	30,996	1,325,469
Statoil ASA	106,464	2,300,640
Subsea 7 SA	28,012	529,542
Telenor ASA	49,247	1,086,689
Yara International ASA	19,485	871,777

		8,622,460
PERU — 0.10%
Compania de Minas Buenaventura SA SP ADR	28,012	400,572
Credicorp Ltd.	9,275	1,101,777
Southern Copper Corp.	4,065	105,974

		1,608,323
PHILIPPINES — 0.22%
Ayala Land Inc.	491,400	340,574
Bank of the Philippine Islands	485,738	1,052,451
Jollibee Foods Corp.	259,550	926,324
Metropolitan Bank & Trust Co.	493,293	1,206,257

		3,525,606
POLAND — 0.30%
Bank Handlowy w Warszawie SA	5,103	153,895
Bank Millennium SAa	99,856	193,281
Bank Pekao SA	9,450	483,836
BRE Bank SA	2,356	317,600
Cyfrowy Polsat SAa	94,373	624,606
Eurocash SA	9,072	168,517
Kernel Holding SAa	17,615	275,624
KGHM Polska Miedz SA	13,986	484,662
Polski Koncern Naftowy Orlen SA	25,704	348,669
Powszechna Kasa Oszczednosci Bank Polski SA	62,559	726,533
Powszechny Zaklad Ubezpieczen SA	3,024	428,231
Synthos SA	141,257	194,037
Tauron Polska Energia SA	245,975	337,883
Telekomunikacja Polska SA	46,494	110,315

		4,847,689
PORTUGAL — 0.15%
Banco Espirito Santo SA Registered[a]	411,142	398,532

Security	Shares	Value

Energias de Portugal SA	177,471	$629,199
Galp Energia SGPS SA Class B	25,893	412,584
Jeronimo Martins SGPS SA	38,222	753,683
Portugal Telecom SGPS SA Registered[c]	63,882	243,535

		2,437,533
RUSSIA — 1.22%
Gazprom OAO SP ADR	490,865	3,804,204
LUKOIL OAO SP ADR	44,684	2,656,911
Magnit OJSC SP GDR[d]	30,996	1,785,369
MegaFon OAO SP GDR	10,017	318,040
MMC Norilsk Nickel OJSC SP ADR	61,869	829,663
Mobile TeleSystems OJSC SP ADR	63,126	1,230,326
NovaTek OAO SP GDR[d]	19,288	2,243,194
Rosneft Oil Co. OJSC SP GDR[d]	84,672	599,478
RusHydro OJSC SP ADR	101,018	171,225
Sberbank of Russia SP ADR	178,822	2,061,818
Sistema JSFC SP GDR[d]	32,799	721,578
Surgutneftegas OJSC SP ADR	154,615	1,229,189
Tatneft OAO SP ADR	17,042	627,657
TMK OAO SP GDR[d]	52,172	704,322
Uralkali OJSC SP GDR[d]	27,451	595,687

		19,578,661
SINGAPORE — 1.14%
Ascendas REIT	189,000	341,222
CapitaLand Ltd.	209,500	531,171
DBS Group Holdings Ltd.	189,500	2,484,124
Genting Singapore PLC	567,000	589,721
Global Logistic Properties Ltd.	189,000	421,335
Hutchison Port Holdings Trust	379,000	280,460
Keppel Corp. Ltd.[c]	189,200	1,537,125
Noble Group Ltd.	756,199	531,260
Oversea-Chinese Banking Corp. Ltd.	378,000	3,133,310
SembCorp Marine Ltd.[c]	379,000	1,353,625
Singapore Airlines Ltd.	189,000	1,499,894
Singapore Telecommunications Ltd.	756,000	2,332,179
United Overseas Bank Ltd.	189,000	3,183,751

		18,219,177
SOUTH AFRICA — 1.56%
African Bank Investments Ltd.	296,541	435,419
Anglo American Platinum Ltd.[a]	13,422	474,628

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2013

Security	Shares	Value

AngloGold Ashanti Ltd.	44,131	$571,475
Aspen Pharmacare Holdings Ltd.[a]	70,374	1,554,453
Bidvest Group Ltd.	12,474	307,140
FirstRand Ltd.	606,018	1,813,911
Foschini Group Ltd. (The)	17,802	180,728
Gold Fields Ltd.	115,489	681,798
Growthpoint Properties Ltd.	700,339	1,756,987
Harmony Gold Mining Co. Ltd.	89,085	325,891
Impala Platinum Holdings Ltd.	68,665	672,150
Imperial Holdings Ltd.	14,553	302,405
Investec Ltd.	23,436	157,253
Kumba Iron Ore Ltd.[c]	21,360	944,071
MMI Holdings Ltd.	98,740	214,235
Mr. Price Group Ltd.	24,381	316,657
MTN Group Ltd.	139,293	2,604,034
Nampak Ltd.	43,848	141,156
Naspers Ltd. Class N	35,532	2,961,463
Northam Platinum Ltd.[a]	127,494	465,369
PPC Ltd.	30,817	90,188
Redefine Properties Ltd.	1,535,665	1,521,834
Remgro Ltd.	21,735	414,554
RMB Holdings Ltd.	68,104	279,034
RMI Holdings Ltd.	68,104	185,565
Sappi Ltd.[a]	40,653	108,102
Sasol Ltd.	74,088	3,398,362
Shoprite Holdings Ltd.	26,460	445,555
Standard Bank Group Ltd.	49,896	556,450
Tiger Brands Ltd.	10,773	334,847
Truworths International Ltd.	31,185	263,189
Woolworths Holdings Ltd.	73,899	501,597

		24,980,500
SOUTH KOREA — 3.08%
AmorePacific Corp.	379	319,818
AmorePacific Group	756	261,102
BS Financial Group Inc.	14,410	205,871
Celltrion Inc.	5,064	294,800
Cheil Industries Inc.	2,288	181,056
Cheil Worldwide Inc.[a,c]	18,900	433,207
CJ CheilJedang Corp.	960	242,259
Coway Co. Ltd.	7,560	403,765
Daelim Industrial Co. Ltd.	1,936	153,374
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[c]	13,230	349,173
DGB Financial Group Inc.	8,280	124,190
Dongbu Insurance Co. Ltd.	3,780	159,992

Security	Shares	Value

Doosan Heavy Industries & Construction Co. Ltd.	2,891	$118,633
E-Mart Co. Ltd.	1,920	361,466
GS Engineering & Construction Corp.	4,595	124,750
GS Holdings Corp.	4,158	204,305
Hana Financial Group Inc.	26,087	835,954
Hankook Tire Co. Ltd.	4,373	234,332
Hyundai Department Store Co. Ltd.	1,512	217,360
Hyundai Development Co.	5,670	100,689
Hyundai Engineering & Construction Co. Ltd.	6,615	348,584
Hyundai Glovis Co. Ltd.	1,512	260,429
Hyundai Heavy Industries Co. Ltd.	3,969	741,919
Hyundai Marine & Fire Insurance Co. Ltd.	5,670	155,450
Hyundai Mobis Co. Ltd.	6,048	1,475,089
Hyundai Motor Co.	14,364	2,972,722
Hyundai Steel Co.	5,103	310,697
Hyundai Wia Corp.	1,323	193,134
Industrial Bank of Korea	11,340	115,073
Kangwon Land Inc.	9,450	240,577
KB Financial Group Inc.	32,200	1,020,380
Kia Motors Corp.	21,924	1,243,126
Korea Aerospace Industries Ltd.	3,780	97,072
Korea Electric Power Corp.[a]	47,250	1,204,987
Korea Gas Corp.	3,780	209,958
Korea Investment Holdings Co. Ltd.	5,670	204,911
Korea Zinc Co. Ltd.	945	240,997
KT Corp.	17,010	551,140
KT&G Corp.	10,773	725,920
LG Chem Ltd.	3,780	948,848
LG Corp.	9,450	549,289
LG Display Co. Ltd.[a]	39,690	983,926
LG Electronics Inc.	10,206	662,276
LG Household & Health Care Ltd.	1,323	697,168
LG Uplus Corp.[a]	34,020	414,869
Lotte Chemical Corp.	945	143,000
Lotte Confectionery Co. Ltd.	189	266,822
Lotte Shopping Co. Ltd.	1,134	354,809
Mirae Asset Securities Co. Ltd.	3,780	139,467
NCsoft Corp.	1,512	229,473
NHN Corp.	3,927	1,025,947

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2013

Security	Shares	Value

OCI Co. Ltd.	945	$140,056
ORION Corp.	576	522,972
POSCO	6,237	1,795,998
S-Oil Corp.	3,780	254,036
S1 Corp.	5,103	315,694
Samsung C&T Corp.	10,584	523,818
Samsung Electro-Mechanics Co. Ltd.	5,859	421,396
Samsung Electronics Co. Ltd.	12,096	13,781,855
Samsung Engineering Co. Ltd.	2,835	198,602
Samsung Fire & Marine Insurance Co. Ltd.	2,646	565,271
Samsung Heavy Industries Co. Ltd.	15,120	537,681
Samsung Life Insurance Co. Ltd.	3,591	343,621
Samsung SDI Co. Ltd.	3,402	493,603
Samsung Securities Co. Ltd.	5,670	232,165
Samsung Techwin Co. Ltd.[c]	3,213	201,344
Shinhan Financial Group Co. Ltd.	40,610	1,482,084
Shinsegae Co. Ltd.	567	110,278
SK C&C Co. Ltd.[c]	2,079	187,835
SK Holdings Co. Ltd.	2,646	415,710
SK Hynix Inc.[a]	49,140	1,189,762
SK Innovation Co. Ltd.	5,292	716,010
SK Telecom Co. Ltd.	2,268	445,151
Woori Finance Holdings Co. Ltd.	41,580	416,383
Yuhan Corp.	567	106,241

		49,451,721
SPAIN — 2.10%
Abertis Infraestructuras SA	41,580	770,484
Acciona SAc	7,592	356,113
Actividades de Construcciones y Servicios SA	28,367	813,610
Amadeus IT Holding SA Class A	34,776	1,192,298
Banco Bilbao Vizcaya Argentaria SA	477,678	4,514,839
Banco de Sabadell SAc	193,320	394,805
Banco Popular Espanol SAa	97,057	425,939
Banco Santander SA	966,855	7,053,409
Bankia SAa,c	158,571	139,600
CaixaBank SA	35,721	131,482
Distribuidora Internacional de Alimentacion SA	75,509	624,448
Ferrovial SA	71,673	1,218,189
Gas Natural SDG SA	15,309	311,019

Security	Shares	Value

Grifols SA	9,828	$413,819
Iberdrola SA	464,906	2,561,901
Industria de Diseno Textil SA	23,247	3,093,027
Red Electrica Corporacion SA	8,183	455,875
Repsol SA	107,653	2,571,617
Telefonica SAa	407,914	5,803,766
Zardoya Otis SAc	63,693	926,094

		33,772,334
SWEDEN — 2.38%
Alfa Laval AB	72,576	1,642,313
Assa Abloy AB Class B	57,520	2,539,860
Atlas Copco AB Class A	38,934	1,013,276
Electrolux AB Class B	49,896	1,449,724
Getinge AB Class B	42,567	1,569,584
Hennes & Mauritz AB Class B	112,833	4,191,596
Hexagon AB Class B	10,963	333,457
Husqvarna AB Class B	140,883	843,673
Investor AB Class B	114,912	3,449,523
Lundin Petroleum ABa,c	9,828	215,931
Millicom International Cellular SA SDR	8,183	651,670
Nordea Bank AB	335,664	4,239,518
Sandvik AB	158,571	2,000,364
Scania AB Class B	69,174	1,437,266
Securitas AB Class B	75,510	734,200
Skandinaviska Enskilda Banken AB Class A	50,115	551,688
Skanska AB Class B	82,989	1,561,781
Svenska Cellulosa AB Class B	24,570	648,468
Svenska Handelsbanken AB Class A	34,669	1,570,101
Swedbank AB Class A	41,580	1,000,073
Tele2 AB Class B	46,562	594,857
Telefonaktiebolaget LM Ericsson Class B	233,415	2,751,668
TeliaSonera AB	266,582	1,925,163
Volvo AB Class B	92,043	1,353,346

		38,269,100
SWITZERLAND — 6.34%
ABB Ltd. Registered[a]	287,847	6,332,231
Actelion Ltd. Registered[a]	5,481	362,785
Adecco SA Registered[a]	4,914	310,711
Aryzta AGa	4,347	267,842
Barry Callebaut AG Registered[a]	189	182,562

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2013

Security	Shares	Value

Compagnie Financiere Richemont SA Class A Bearer	48,844	$4,762,704
Credit Suisse Group AG Registered	130,410	3,816,228
Geberit AG Registered	1,234	329,501
Givaudan SA Registered[a]	189	262,198
Holcim Ltd. Registered[a]	13,419	966,185
Julius Baer Group Ltd.[a]	11,151	504,534
Kuehne & Nagel International AG Registered	15,745	1,897,907
Lindt & Spruengli AG Participation Certificates	189	739,605
Nestle SA Registered	330,183	22,281,089
Novartis AG Registered	228,360	16,368,483
Roche Holding AG Genusschein	71,283	17,491,819
SGS SA Registered	378	852,295
Sonova Holding AG Registered[a]	2,268	249,464
Sulzer AG Registered	1,047	156,067
Swatch Group AG (The) Bearer	3,104	1,837,378
Swiss Life Holding AG Registered[a]	3,291	588,672
Swiss Prime Site AG Registered	8,316	609,503
Swiss Re AGa	41,027	3,254,254
Swisscom AG Registered	2,268	1,009,329
Syngenta AG Registered	10,963	4,333,757
Transocean Ltd.	31,185	1,469,050
UBS AG Registered[a]	377,724	7,410,976
Zurich Insurance Group AGa	11,719	3,141,799

		101,788,928
TAIWAN — 2.48%
Acer Inc.[a]	378,000	279,216
Advanced Semiconductor Engineering Inc.	1,042,218	855,004
Advanced Semiconductor Engineering Inc. SP ADR	121,558	487,448
Asia Cement Corp.	378,260	474,930
AU Optronics Corp.[a]	1,701,000	601,291
Cathay Financial Holding Co. Ltd.	567,200	824,702
Chailease Holding Co. Ltd.	189,000	452,544
Chang Hwa Commercial Bank Ltd.	567,040	325,249
China Development Financial Holding Corp.	1,890,000	535,741
China Steel Corp.	1,527,793	1,263,544
Chinatrust Financial Holding Co. Ltd.	1,005,273	663,779

Security	Shares	Value

Chunghwa Telecom Co. Ltd.	619,000	$1,979,627
Chunghwa Telecom Co. Ltd. SP ADR	17,444	559,429
Compal Electronics Inc.	378,000	262,198
Delta Electronics Inc.	189,000	917,063
E.Sun Financial Holding Co. Ltd.	756,600	504,627
Epistar Corp.	189,000	315,142
Far EasTone Telecommunications Co. Ltd.	378,000	963,073
First Financial Holding Co. Ltd.	1,134,680	703,818
Formosa Chemicals & Fibre Corp.	194,340	483,476
Formosa Petrochemical Corp.	189,000	492,252
Formosa Plastics Corp.	195,960	492,735
Highwealth Construction Corp.	114,400	255,227
Hon Hai Precision Industry Co. Ltd.	1,134,200	2,942,683
HTC Corp.	43,000	228,720
Hua Nan Financial Holdings Co. Ltd.	1,323,400	770,124
Innolux Corp.[a]	945,640	419,422
MediaTek Inc.	60,000	720,324
Mega Financial Holding Co. Ltd.	763,920	638,160
Nan Ya Plastics Corp.	378,000	794,157
Pegatron Corp.[a]	189,000	279,216
Quanta Computer Inc.	378,000	879,876
Shin Kong Financial Holding Co. Ltd.[a]	756,000	255,895
Siliconware Precision Industries Co. Ltd.	945,000	1,098,269
SinoPac Financial Holdings Co. Ltd.	1,134,513	571,295
Synnex Technology International Corp.	189,000	237,617
Taishin Financial Holdings Co. Ltd.	1,134,461	527,762
Taiwan Business Bank Ltd.[a]	1,512,320	459,952
Taiwan Cement Corp.	378,000	461,998
Taiwan Cooperative Financial Holding Co. Ltd.	1,512,955	865,295
Taiwan Mobile Co. Ltd.	378,000	1,374,018
Taiwan Semiconductor Manufacturing Co. Ltd.	2,268,000	7,752,489
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	29,595	502,523

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2013

Security	Shares	Value

U-Ming Marine Transport Corp.	378,000	$572,298
Uni-President Enterprises Co.	396,480	809,183
United Microelectronics Corp.	1,890,000	841,429
Vanguard International Semiconductor Corp.	378,000	378,170
Wan Hai Lines Ltd.	378,000	202,321
Yuanta Financial Holding Co. Ltd.	1,134,000	591,836

		39,867,147
THAILAND — 0.62%
Bangkok Bank PCL NVDR	246,540	1,614,719
Banpu PCL NVDR	18,950	139,855
BEC World PCL NVDR	247,100	485,516
Charoen Pokphand Foods PCL NVDR	916,600	819,962
CP All PCL NVDR	912,400	1,020,256
Glow Energy PCL NVDR	216,900	474,685
Indorama Ventures PCL NVDR	348,088	197,954
Kasikornbank PCL NVDR	311,040	1,813,572
PTT Exploration & Production PCL NVDR	65,099	324,455
PTT Global Chemical PCL NVDR	321,901	678,769
PTT PCL NVDR	37,900	400,795
Siam Cement PCL NVDR	57,000	834,057
Siam Commercial Bank PCL NVDR	189,000	957,077
Thai Oil PCL NVDR	123,400	240,492

		10,002,164
TURKEY — 0.42%
Akbank TAS	86,859	332,689
Anadolu Efes Biracilik ve Malt Sanayii AS	48,245	663,153
Arcelik AS	109,640	728,130
BIM Birlesik Magazalar AS	37,100	849,932
Coca-Cola Icecek AS	16,065	450,741
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	352,750	484,873
Enka Insaat ve Sanayi AS	38,561	106,405
Haci Omer Sabanci Holding AS	27,825	138,377
KOC Holding AS	36,585	160,846
Turk Hava Yollari AO	129,127	542,447
Turk Telekomunikasyon AS	79,810	286,789
Turkiye Garanti Bankasi AS	169,917	663,065
Turkiye Halk Bankasi AS	29,862	223,683
Turkiye Is Bankasi AS Class C	73,555	194,637
Turkiye Petrol Rafinerileri AS	28,947	616,956

Security	Shares	Value

Turkiye Sise ve Cam Fabrikalari AS	41,794	$59,815
Turkiye Vakiflar Bankasi TAO Class D	47,252	102,899
Yapi ve Kredi Bankasi AS	76,080	165,285

		6,770,722
UNITED KINGDOM — 15.68%
3i Group PLC	247,097	1,436,260
Aggreko PLC	11,340	306,018
AMEC PLC	69,226	1,130,312
Anglo American PLC	140,322	2,995,310
ARM Holdings PLC	125,685	1,667,266
AstraZeneca PLC	122,661	6,201,772
Aviva PLC	356,081	2,005,492
BAE Systems PLC	85,617	578,776
Barclays PLC	1,139,145	4,972,034
BG Group PLC	338,310	6,085,496
BHP Billiton PLC	221,886	6,320,772
BP PLC	1,819,139	12,536,057
British American Tobacco PLC	199,413	10,599,340
British Land Co. PLC	80,572	729,853
British Sky Broadcasting Group PLC	54,999	690,396
BT Group PLC	868,644	4,486,704
Bunzl PLC	109,620	2,341,608
Burberry Group PLC	30,996	718,970
Capita PLC	133,104	2,104,693
Carnival PLC	22,215	856,458
Centrica PLC	515,277	3,054,435
Coca-Cola HBC AG	23,247	603,371
Compass Group PLC	272,192	3,705,656
Diageo PLC	285,390	8,886,948
Experian PLC	162,612	3,039,689
Fresnillo PLC	4,039	63,009
G4S PLC	219,272	747,629
GlaxoSmithKline PLC	481,761	12,299,491
Glencore International PLC	962,071	4,047,469
HSBC Holdings PLC	1,752,643	19,869,748
ICAP PLC	111,888	690,046
Imperial Tobacco Group PLC	113,211	3,786,235
InterContinental Hotels Group PLC	56,985	1,647,497
Invensys PLC	98,124	738,300
ITV PLC	180,873	462,322
J Sainsbury PLC	202,704	1,209,569

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2013

Security	Shares	Value

Johnson Matthey PLC	37,518	$1,612,524
Kingfisher PLC	358,734	2,161,838
Land Securities Group PLC	76,261	1,097,191
Legal & General Group PLC	940,653	2,750,902
Lloyds Banking Group PLC[a]	4,021,731	4,174,714
London Stock Exchange Group PLC	57,267	1,366,541
Marks & Spencer Group PLC	238,570	1,741,508
Melrose Industries PLC	118,125	505,015
National Grid PLC	440,181	5,248,600
Next PLC	31,563	2,387,769
Old Mutual PLC	594,283	1,749,669
Pearson PLC	37,611	769,772
Persimmon PLC	24,570	460,402
Petrofac Ltd.	13,501	268,747
Prudential PLC	283,878	5,022,455
Randgold Resources Ltd.	5,481	396,362
Reckitt Benckiser Group PLC	69,600	4,937,143
Reed Elsevier PLC	62,943	810,156
Rexam PLC	250,359	1,866,660
Rio Tinto PLC	128,331	5,749,135
Rolls-Royce Holdings PLC[a]	117,747	2,097,496
Royal Bank of Scotland Group PLC[a]	183,259	882,387
Royal Dutch Shell PLC Class A	334,796	11,359,358
Royal Dutch Shell PLC Class B	231,525	8,141,524
SABMiller PLC	89,833	4,386,040
Sage Group PLC (The)	207,019	1,100,048
Serco Group PLC	114,554	1,088,908
Shire PLC	59,951	2,183,146
Smith & Nephew PLC	133,665	1,589,733
SSE PLC	105,092	2,509,364
Standard Chartered PLC	215,564	4,982,153
Standard Life PLC	258,429	1,486,064
Tesco PLC	824,056	4,588,715
Tullow Oil PLC	96,768	1,522,799
Unilever PLC	94,878	3,839,083
United Utilities Group PLC	51,237	560,446
Vodafone Group PLC	4,807,782	14,395,452
Weir Group PLC (The)	9,828	320,195
Wm Morrison Supermarkets PLC	236,700	1,037,432
Wolseley PLC	45,366	2,163,728
WPP PLC	147,054	2,639,623

		251,565,798

TOTAL COMMON STOCKS
(Cost: $1,502,780,550)		1,568,721,834

Security	Shares	Value

PREFERRED STOCKS — 1.90%

BRAZIL — 1.32%
Banco Bradesco SA	228,430	$2,771,213
Banco Bradesco SA SP ADR	67,568	825,681
Bradespar SA	18,900	185,416
Centrais Eletricas Brasileiras SA Class B	18,900	68,869
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A	18,900	837,600
Companhia de Bebidas das Americas	75,600	2,847,789
Companhia de Bebidas das Americas SP ADR	22,708	857,908
Companhia Energetica de Minas Gerais	56,749	518,453
Companhia Paranaense de Energia Class B	29,800	364,914
Gerdau SA	56,700	362,306
Itau Unibanco Holding SA	249,040	3,178,306
Itausa-Investimentos Itau SA	275,610	1,010,317
Klabin SA	37,800	183,429
Lojas Americanas SA	37,800	263,390
Metalurgica Gerdau SA	18,900	150,899
Oi SA	57,029	104,652
Petroleo Brasileiro SA	434,700	3,101,328
Telefonica Brasil SA	37,800	799,771
Telefonica Brasil SA SP ADR	15,735	337,830
Vale SA Class A	189,000	2,330,114

		21,100,185
CHILE — 0.01%
Sociedad Quimica y Minera de Chile SA Series B	7,815	224,720

		224,720
GERMANY — 0.53%
Henkel AG & Co. KGaA	31,565	3,086,517
Porsche Automobil Holding SE	19,748	1,679,282
ProSiebenSat.1 Media AG	18,363	751,981
RWE AG NVS[c]	379	11,363
Volkswagen AG	12,379	2,936,552

		8,465,695
SOUTH KOREA — 0.04%
Hyundai Motor Co. Ltd.	1,512	135,261
Hyundai Motor Co. Ltd. Series 2	2,079	197,088

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ETF

July 31, 2013

Security	Shares	Value

Samsung Electronics Co. Ltd.	378	$274,897

		607,246

TOTAL PREFERRED STOCKS
(Cost: $34,811,073)		30,397,846

RIGHTS — 0.01%

HONG KONG — 0.00%
New Hotel[a]	4,175	—

		—
SPAIN — 0.01%
Banco Santander SAa	854,325	187,179
CaixaBank SA New[a]	35,343	2,487
Zardoya Otis SAa	56,279	31,984

		221,650

TOTAL RIGHTS
(Cost: $199,302)		221,650

SHORT-TERM INVESTMENTS — 1.00%

MONEY MARKET FUNDS — 1.00%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[f,g,h]	13,731,120	13,731,120
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[f,g,h]	879,260	879,260
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[f,g]	1,431,852	1,431,852

		16,042,232

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,042,232)		16,042,232

TOTAL INVESTMENTS IN SECURITIES — 100.66%
(Cost: $1,553,833,157)		1,615,383,562
Other Assets, Less Liabilities — (0.66)%		(10,513,435)

NET ASSETS — 100.00%		$1,604,870,127

CPO  —  Certificates of Participation (Ordinary)

FDR  —  Fiduciary Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS FINANCIALS ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 91.70%

BRAZIL — 1.71%
Banco Santander (Brasil) SA Units SP ADR	16,760	$100,895

		100,895
CHILE — 2.07%
Banco de Chile	100	14
Banco Santander (Chile) SA SP ADR	3,601	81,239
CorpBanca SA SP ADR	2,735	40,806

		122,059
CHINA — 30.85%
Agile Property Holdings Ltd.	10,000	10,509
Agricultural Bank of China Ltd. Class H	142,000	57,493
Bank of China Ltd. Class H	475,000	199,056
Bank of Communications Co. Ltd. Class H	61,600	40,112
China CITIC Bank Corp. Ltd. Class H	70,200	32,496
China Construction Bank Corp. Class H	491,320	366,810
China Everbright Ltd.[a]	10,000	14,158
China Life Insurance Co. Ltd. Class H	60,000	143,901
China Merchants Bank Co. Ltd. Class H	30,690	51,603
China Minsheng Banking Corp. Ltd. Class H	50,300	50,849
China Overseas Land & Investment Ltd.	30,000	86,456
China Pacific Insurance (Group) Co. Ltd. Class H	16,000	53,537
China Resources Land Ltd.	20,000	54,930
China Taiping Insurance Holdings Co. Ltd.[b]	9,600	13,344
Chongqing Rural Commercial Bank Co. Ltd. Class H	20,000	8,175
CITIC Securities Co. Ltd. Class H	5,500	10,340
Country Garden Holdings Co. Ltd.	46,325	26,163
Evergrande Real Estate Group Ltd.[a,b]	30,000	11,914
Far East Horizon Ltd.[a]	25,000	16,279
Franshion Properties (China) Ltd.	90,000	28,780
Guangzhou R&F Properties Co. Ltd. Class H	10,000	15,551
Haitong Securities Co. Ltd. Class H	8,000	10,305
Industrial and Commercial Bank of China Ltd. Class H	420,400	276,459
Longfor Properties Co. Ltd.[a]	20,500	31,350
PICC Property and Casualty Co. Ltd. Class H	23,000	25,624

Security	Shares	Value

Ping An Insurance (Group) Co. of China Ltd. Class H	12,500	$80,912
Poly Property Group Co. Ltd.	15,000	8,143
Shimao Property Holdings Ltd.	15,000	31,604
Shui On Land Ltd.	46,666	13,960
Sino-Ocean Land Holdings Ltd.[a]	32,500	16,637
SOHO China Ltd.[a]	25,000	20,470
Yuexiu Property Co. Ltd.	50,000	12,636

		1,820,556
COLOMBIA — 1.69%
Bancolombia SA SP ADR	1,735	99,676

		99,676
CZECH REPUBLIC — 1.19%
Komercni Banka AS	360	70,082

		70,082
EGYPT — 0.16%
Commercial International Bank (Egypt) SAE SP ADR	1,832	9,160

		9,160
HUNGARY — 0.78%
OTP Bank PLC	2,300	46,124

		46,124
INDIA — 5.65%
Axis Bank Ltd. SP GDR[c]	3,170	54,524
HDFC Bank Ltd. SP ADR	5,051	166,178
ICICI Bank Ltd. SP ADR	3,430	112,435

		333,137
INDONESIA — 5.49%
PT Bank Central Asia Tbk	125,000	126,490
PT Bank Danamon Indonesia Tbk	48,580	24,580
PT Bank Mandiri (Persero) Tbk	80,025	69,299
PT Bank Negara Indonesia (Persero) Tbk	70,333	29,255
PT Bank Rakyat Indonesia (Persero) Tbk	92,500	74,252

		323,876
MALAYSIA — 0.00%
CIMB Group Holdings Bhd	100	243

		243
MEXICO — 4.42%
Compartamos SAB de CV	20,000	36,034
Fibra Uno Administracion SA de CV	5,000	15,885
Grupo Financiero Banorte SAB de CV Series O	16,500	104,343

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS FINANCIALS ETF

July 31, 2013

Security	Shares	Value

Grupo Financiero Inbursa SAB de CV Series O	33,500	$78,186
Grupo Financiero Santander Mexico SAB de CV Series B	9,200	26,555

		261,003
PERU — 1.79%
Credicorp Ltd.	890	105,723

		105,723
PHILIPPINES — 4.84%
Ayala Corp.	5,050	70,175
Ayala Land Inc.	55,000	38,119
Bank of the Philippine Islands	34,265	74,242
BDO Unibank Inc.	22,596	42,143
Metropolitan Bank & Trust Co.	300	734
SM Prime Holdings Inc.	149,150	60,374

		285,787
POLAND — 4.23%
Bank Handlowy w Warszawie SA	525	15,833
Bank Millennium SAb	10,430	20,188
Bank Pekao SA	595	30,464
Bank Zachodni WBK SA	345	34,999
BRE Bank SA	331	44,620
Powszechna Kasa Oszczednosci Bank Polski SA	4,405	51,158
Powszechny Zaklad Ubezpieczen SA	370	52,396

		249,658
RUSSIA — 4.04%
LSR Group OJSC SP GDR	16,160	68,357
Sberbank of Russia SP ADR	14,725	169,779

		238,136
SOUTH AFRICA — 10.03%
Absa Group Ltd.	1,975	28,491
African Bank Investments Ltd.	7,415	10,888
Discovery Ltd.	100	901
FirstRand Ltd.	35,465	106,152
Growthpoint Properties Ltd.	11,690	29,327
Investec Ltd.	4,275	28,685
Liberty Holdings Ltd.	50	619
MMI Holdings Ltd.	6,346	13,769
Nedbank Group Ltd.	545	9,776
Redefine Properties Ltd.	18,740	18,571
Remgro Ltd.	5,850	111,578
RMB Holdings Ltd.	14,185	58,119
RMI Holdings Ltd.	14,185	38,650
Sanlam Ltd.	7,825	37,533

Security	Shares	Value

Standard Bank Group Ltd.	8,840	$98,585

		591,644
SOUTH KOREA — 2.79%
Samsung Life Insurance Co. Ltd.	1	95
Shinhan Financial Group Co. Ltd. SP ADR	3,774	137,638
Woori Finance Holdings Co. Ltd. SP ADR	896	26,889

		164,622
TAIWAN — 0.01%
Chinatrust Financial Holding Co. Ltd.	1,000	660

		660
THAILAND — 6.33%
Bangkok Bank PCL NVDR	13,000	85,144
Bank of Ayudhya PCL NVDR	39,000	46,414
Kasikornbank PCL NVDR	18,500	107,867
Krung Thai Bank PCL NVDR	58,075	32,841
Siam Commercial Bank PCL NVDR	20,000	101,278

		373,544
TURKEY — 3.63%
Akbank TAS	10,471	40,106
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	500	687
Haci Omer Sabanci Holding AS	3,765	18,724
Turkiye Garanti Bankasi AS	14,395	56,174
Turkiye Halk Bankasi AS	4,116	30,831
Turkiye Is Bankasi AS Class C	12,526	33,146
Turkiye Vakiflar Bankasi TAO Class D	1,200	2,613
Yapi ve Kredi Bankasi AS	14,615	31,751

		214,032

TOTAL COMMON STOCKS
(Cost: $6,423,988)		5,410,617

PREFERRED STOCKS — 8.00%

BRAZIL — 8.00%
Banco Bradesco SA SP ADR	19,618	239,732
Itau Unibanco Holding SA SP ADR	18,199	232,037
Itausa-Investimentos Itau SA	100	367

		472,136
COLOMBIA — 0.00%
Bancolombia SA	5	72

		72

TOTAL PREFERRED STOCKS
(Cost: $719,845)		472,208

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS FINANCIALS ETF

July 31, 2013

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.15%

MONEY MARKET FUNDS — 1.15%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[d,e,f]	61,240	$61,240
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	3,921	3,921
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	2,786	2,786

		67,947

TOTAL SHORT-TERM INVESTMENTS
(Cost: $67,947)		67,947

TOTAL INVESTMENTS IN SECURITIES — 100.85%
(Cost: $7,211,780)		5,950,772
Other Assets, Less Liabilities — (0.85)%		(50,109)

NET ASSETS — 100.00%		$5,900,663

NVDR  —  Non-Voting Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	75

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS MATERIALS ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 89.39%

BRAZIL — 8.04%
Companhia Siderurgica Nacional SA	100	$288
Companhia Siderurgica Nacional SA SP ADR	13,668	39,637
Fibria Celulose SA SP ADR[a]	8,268	91,609
Vale SA SP ADR	17,486	239,908

		371,442
CHILE — 3.03%
Sociedad Quimica y Minera de Chile SA Series B SP ADR	4,824	139,703

		139,703
CHINA — 11.22%
Aluminum Corp. of China Ltd. Class Ha,b	60,000	18,491
Anhui Conch Cement Co. Ltd. Class H	27,000	79,900
BBMG Corp. Class H	54,000	33,979
China BlueChemical Ltd. Class H	120,000	55,394
China National Building Material Co. Ltd. Class H	48,000	43,325
China Resources Cement Holdings Ltd.	72,000	38,992
China Shanshui Cement Group Ltd.	36,000	14,344
Fosun International Ltd.	33,000	25,020
Jiangxi Copper Co. Ltd. Class H	18,000	30,358
Lee & Man Paper Manufacturing Ltd.	54,000	35,163
Nine Dragons Paper (Holdings) Ltd.	18,000	11,396
Shougang Fushan Resources Group Ltd.[b]	36,000	11,791
Sinopec Shanghai Petrochemical Co. Ltd. Class H	168,000	51,773
Yingde Gases Group Co. Ltd.[b]	51,000	46,427
Zhaojin Mining Industry Co. Ltd. Class H	12,000	8,046
Zijin Mining Group Co. Ltd. Class Hb	65,000	13,913

		518,312
COLOMBIA — 0.00%
Grupo Argos SA	8	88

		88
INDIA — 2.89%
Sterlite Industries (India) Ltd. SP ADR	15,264	76,778
Tata Steel Ltd. SP GDR[c]	15,466	56,915

		133,693
INDONESIA — 4.64%
PT Indocement Tunggal Prakarsa Tbk	51,000	103,464
PT Semen Gresik (Persero) Tbk	75,000	110,922

		214,386

Security	Shares	Value

MALAYSIA — 0.01%
Petronas Chemicals Group Bhd	100	$204

		204
MEXICO — 14.71%
Cemex SAB de CV CPO[a]	195,984	224,811
Grupo Mexico SAB de CV Series B	63,199	193,796
Industrias Penoles SAB de CV	2,280	71,327
Mexichem SAB de CV	37,847	176,280
Minera Frisco SAB de CV Series A1[a]	6,000	13,110

		679,324
PERU — 3.47%
Compania de Minas Buenaventura SA SP ADR	3,738	53,453
Southern Copper Corp.	4,100	106,887

		160,340
POLAND — 3.32%
Grupa Azoty SA	528	10,781
Jastrzebska Spolka Weglowa SA	588	12,299
KGHM Polska Miedz SA	2,214	76,723
Synthos SA	39,067	53,664

		153,467
RUSSIA — 4.91%
MMC Norilsk Nickel OJSC SP ADR	7,836	105,081
Severstal OAO SP GDR[c]	3,684	27,759
Uralkali OJSC SP GDR[c]	4,339	94,156

		226,996
SOUTH AFRICA — 11.28%
African Rainbow Minerals Ltd.	1,998	32,765
Anglo American Platinum Ltd.[a]	1,165	41,197
AngloGold Ashanti Ltd.	5,820	75,366
Assore Ltd.	172	5,797
Gold Fields Ltd.	10,020	59,154
Harmony Gold Mining Co. Ltd.	5,652	20,676
Impala Platinum Holdings Ltd.	7,944	77,762
Kumba Iron Ore Ltd.[b]	1,164	51,447
Nampak Ltd.	9,870	31,774
Northam Platinum Ltd.[a]	3,336	12,177
PPC Ltd.	23,556	68,938
Sappi Ltd.[a]	16,572	44,067

		521,120
SOUTH KOREA — 9.90%
Hyundai Steel Co.	1	61
POSCO SP ADR	6,381	457,390

		457,451

76	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS MATERIALS ETF

July 31, 2013

Security	Shares	Value

TAIWAN — 3.11%
China Steel Corp.	1,010	$835
China Steel Corp. SP GDR	8,619	142,565

		143,400
THAILAND — 8.03%
Indorama Ventures PCL NVDR	34,800	19,790
PTT Global Chemical PCL NVDR	62,462	131,709
Siam Cement PCL NVDR	15,000	219,489

		370,988
TURKEY — 0.83%
Eregli Demir ve Celik Fabrikalari TAS	32,741	32,531
Koza Altin Isletmeleri AS	414	5,691

		38,222

TOTAL COMMON STOCKS
(Cost: $6,927,130)		4,129,136

PREFERRED STOCKS — 10.23%

BRAZIL — 10.23%
Braskem SA Class A SP ADR[a]	4,171	64,150
Gerdau SA SP ADR	12,445	78,901
Vale SA Class A SP ADR	26,772	329,564

		472,615
CHILE — 0.00%
Sociedad Quimica y Minera de Chile SA Series B	1	29

		29

TOTAL PREFERRED STOCKS
(Cost: $1,024,527)		472,644

SHORT-TERM INVESTMENTS — 1.64%

MONEY MARKET FUNDS — 1.64%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[d,e,f]	67,196	67,196
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	4,303	4,303
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	4,076	4,076

		75,575

TOTAL SHORT-TERM INVESTMENTS
(Cost: $75,575)		75,575

Value
TOTAL INVESTMENTS IN SECURITIES — 101.26%
(Cost: $8,027,232)	$4,677,355
Other Assets, Less Liabilities — (1.26)%	(58,248)

NET ASSETS — 100.00%	$4,619,107

CPO  —  Certificates of Participation (Ordinary)

NVDR  —  Non-Voting Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	77

Schedule of Investments

iSHARES® MSCI EUROPE FINANCIALS ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.74%

AUSTRIA — 0.91%
Erste Group Bank AG	14,464	$438,474
IMMOEAST AG Escrow[a,b]	740	—
IMMOFINANZ AGa	53,853	220,032
IMMOFINANZ AG Escrow[a,b]	328	—
Raiffeisen International Bank Holding AG	2,697	81,813
Vienna Insurance Group AG	2,175	112,274

		852,593
BELGIUM — 1.49%
Ageas	12,963	518,023
Groupe Bruxelles Lambert SA	4,524	367,460
KBC Groep NV	12,876	515,486

		1,400,969
DENMARK — 0.86%
Danske Bank A/Sa	36,888	678,695
TrygVesta A/S	1,392	126,072

		804,767
FINLAND — 1.24%
Pohjola Bank PLC Class A	7,743	133,043
Sampo OYJ Class A	23,577	1,031,870

		1,164,913
FRANCE — 11.66%
AXA SA	100,833	2,219,245
BNP Paribas SA	55,941	3,612,670
CNP Assurances SA	9,135	154,293
Credit Agricole SAa	56,289	536,508
Eurazeo	1,740	111,607
Fonciere des Regions	1,653	135,120
Gecina SA	1,218	149,149
Icade	2,001	180,226
Klepierre	5,655	244,718
Natixis	52,200	265,818
SCOR SE	8,700	277,544
Societe Generale	39,498	1,584,699
Unibail-Rodamco SE	5,307	1,283,593
Wendel	1,827	210,769

		10,965,959
GERMANY — 10.70%
Allianz SE Registered	25,665	3,994,091
Commerzbank AGa	54,888	468,492
Deutsche Bank AG Registered	57,333	2,581,175
Deutsche Boerse AG	10,875	767,939

Security	Shares	Value

Hannover Rueckversicherung AG Registered	3,393	$251,852
Muenchener Rueckversicherungs-Gesellschaft AG Registered	10,092	1,999,379

		10,062,928
IRELAND — 0.28%
Bank of Ireland[a]	1,163,016	262,533

		262,533
ITALY — 4.74%
Assicurazioni Generali SpA	65,772	1,293,437
Banca Monte dei Paschi di Siena SpA[a,c]	359,397	98,022
Exor SpA	3,567	117,085
Intesa Sanpaolo SpA	654,588	1,239,472
Mediobanca SpA	29,145	178,562
UniCredit SpA	244,296	1,327,398
Unione di Banche Italiane SpA	48,372	205,024

		4,459,000
NETHERLANDS — 3.57%
AEGON NV	99,789	767,865
Corio NV	3,741	163,356
Delta Lloyd NV	10,365	223,927
ING Groep NV CVA[a]	215,499	2,197,635

		3,352,783
NORWAY — 1.15%
DNB ASA	54,984	912,519
Gjensidige Forsikring ASA	11,136	171,821

		1,084,340
PORTUGAL — 0.10%
Banco Espirito Santo SA Registered[a]	101,529	98,415

		98,415
SPAIN — 9.14%
Banco Bilbao Vizcaya Argentaria SA	311,460	2,943,807
Banco de Sabadell SA	150,075	306,488
Banco Popular Espanol SAa	70,992	311,552
Banco Santander SA	608,478	4,438,974
Bankia SAa	223,503	196,764
CaixaBank SA	65,424	240,813
Mapfre SA	43,239	157,891

		8,596,289
SWEDEN — 7.06%
Industrivarden AB Class C	6,525	117,005
Investment AB Kinnevik Class B	11,571	348,410
Investor AB Class B	25,665	770,433

78	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE FINANCIALS ETF

July 31, 2013

Security	Shares	Value

Nordea Bank AB	148,074	$1,870,210
Ratos AB Class B	10,701	95,207
Skandinaviska Enskilda Banken AB Class A	85,434	940,494
Svenska Handelsbanken AB Class A	28,014	1,268,707
Swedbank AB Class A	50,982	1,226,208

		6,636,674
SWITZERLAND — 12.94%
Baloise Holding AG Registered	2,697	292,007
Banque Cantonale Vaudoise Registered	174	89,514
Credit Suisse Group AG Registered	84,303	2,466,984
Julius Baer Group Ltd.[a]	12,615	570,774
Pargesa Holding SA Bearer	1,566	111,658
Partners Group Holding AG	957	252,035
Swiss Life Holding AG Registered[a]	1,827	326,801
Swiss Prime Site AG Registered[a]	3,045	223,177
Swiss Re AGa	19,836	1,573,388
UBS AG Registered[a]	205,059	4,023,275
Zurich Insurance Group AGa	8,352	2,239,125

		12,168,738
UNITED KINGDOM — 33.90%
3i Group PLC	54,810	318,585
Aberdeen Asset Management PLC	54,114	315,278
Admiral Group PLC	10,788	229,463
Aviva PLC	165,822	933,930
Barclays PLC	687,735	3,001,762
British Land Co. PLC	52,896	479,153
Capital Shopping Centres Group PLC	37,758	192,680
Direct Line Insurance Group PLC	45,849	157,647
Hammerson PLC	40,281	323,355
Hargreaves Lansdown PLC	12,006	178,468
HSBC Holdings PLC	1,040,607	11,797,382
ICAP PLC	30,972	191,013
Investec PLC	32,451	216,124
Land Securities Group PLC	44,022	633,358
Legal & General Group PLC	333,297	974,714
Lloyds Banking Group PLC[a]	2,573,982	2,671,894
London Stock Exchange Group PLC	10,005	238,745
Old Mutual PLC	275,877	812,228
Prudential PLC	143,985	2,547,426
Resolution Ltd.	80,040	392,914
Royal Bank of Scotland Group PLC[a]	119,799	576,829
RSA Insurance Group PLC	203,058	384,807
Schroders PLC	5,742	213,712

Security	Shares	Value

SEGRO PLC	41,847	$197,178
Standard Chartered PLC	135,894	3,140,806
Standard Life PLC	132,849	763,932

		31,883,383

TOTAL COMMON STOCKS
(Cost: $85,202,875)		93,794,284

RIGHTS — 0.14%

SPAIN — 0.14%
Banco Santander SAa	573,508	125,653
CaixaBank SA New[a]	63,168	4,446

		130,099

TOTAL RIGHTS
(Cost: $116,428)		130,099

SHORT-TERM INVESTMENTS — 0.14%

MONEY MARKET FUNDS — 0.14%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[d,e,f]	95,507	95,507
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	6,116	6,116
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	33,121	33,121

		134,744

TOTAL SHORT-TERM INVESTMENTS
(Cost: $134,744)		134,744

TOTAL INVESTMENTS IN SECURITIES — 100.02%
(Cost: $85,454,047)		94,059,127
Other Assets, Less Liabilities — (0.02)%		(19,654)

NET ASSETS — 100.00%		$94,039,473

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	79

Schedule of Investments

iSHARES® MSCI FAR EAST FINANCIALS ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.87%

HONG KONG — 25.54%
AIA Group Ltd.	122,400	$580,013
Bank of East Asia Ltd. (The)	14,400	54,032
BOC Hong Kong (Holdings) Ltd.	39,000	122,451
Cheung Kong (Holdings) Ltd.	13,000	182,713
First Pacific Co. Ltd.	27,000	30,532
Hang Lung Properties Ltd.[a]	24,000	77,830
Hang Seng Bank Ltd.	7,800	119,383
Henderson Land Development Co. Ltd.[a]	12,200	76,138
Hong Kong Exchanges and Clearing Ltd.	10,800	167,807
Hysan Development Co. Ltd.	6,000	25,492
Link REIT (The)	24,000	117,442
New World Development Co. Ltd.	36,000	52,640
Sino Land Co. Ltd.	36,800	52,006
Sun Hung Kai Properties Ltd.	18,000	240,221
Swire Pacific Ltd. Class A	7,000	82,588
Swire Properties Ltd.	14,400	42,335
Wharf (Holdings) Ltd. (The)	15,600	134,269
Wheelock and Co. Ltd.	12,000	62,512

		2,220,404
JAPAN — 61.87%
Acom Co. Ltd.[b]	420	12,896
AEON Credit Service Co. Ltd.	600	17,429
AEON Mall Co. Ltd.	660	16,387
Aozora Bank Ltd.	12,000	36,968
Bank of Kyoto Ltd. (The)	6,000	47,827
Bank of Yokohama Ltd. (The)	12,000	65,640
Chiba Bank Ltd. (The)	6,000	41,421
Credit Saison Co. Ltd.	1,800	40,281
Dai-ichi Life Insurance Co. Ltd. (The)	90	122,342
Daito Trust Construction Co. Ltd.	600	54,659
Daiwa House Industry Co. Ltd.	6,000	109,989
Daiwa Securities Group Inc.	18,000	152,997
Fukuoka Financial Group Inc.	6,000	26,964
Gunma Bank Ltd. (The)	6,000	33,857
Hachijuni Bank Ltd. (The)	6,000	35,138
Hiroshima Bank Ltd. (The)	6,000	24,889
Hokuhoku Financial Group Inc.	8,000	15,047
Hulic Co. Ltd.	2,400	28,672
Japan Exchange Group Inc.	600	56,123
Japan Prime Realty Investment Corp.	8	21,823
Japan Real Estate Investment Corp.	6	63,200
Japan Retail Fund Investment Corp.	24	47,095

Security	Shares	Value

Joyo Bank Ltd. (The)	6,000	$32,210
Mitsubishi Estate Co. Ltd.	12,000	303,919
Mitsubishi UFJ Financial Group Inc.	131,400	802,922
Mitsubishi UFJ Lease & Finance Co. Ltd.	6,600	33,820
Mitsui Fudosan Co. Ltd.	8,000	241,004
Mizuho Financial Group Inc.	236,400	487,918
MS&AD Insurance Group Holdings Inc.	5,380	139,047
Nippon Building Fund Inc.	7	75,939
Nippon Prologis REIT Inc.	3	25,926
Nishi-Nippon City Bank Ltd. (The)	6,000	15,434
NKSJ Holdings Inc.	3,600	90,151
Nomura Holdings Inc.	37,800	287,089
Nomura Real Estate Holdings Inc.	1,200	27,854
NTT Urban Development Corp.	12	14,446
ORIX Corp.	10,800	159,768
Resona Holdings Inc.	21,000	103,980
SBI Holdings Inc.	2,420	25,294
Seven Bank Ltd.	7,800	28,788
Shinsei Bank Ltd.	18,000	39,896
Shizuoka Bank Ltd. (The)	6,000	64,725
Sony Financial Holdings Inc.	1,800	29,465
Sumitomo Mitsui Financial Group Inc.	13,000	592,802
Sumitomo Mitsui Trust Holdings Inc.	32,940	151,379
Sumitomo Realty & Development Co. Ltd.	3,000	125,210
T&D Holdings Inc.	6,000	75,705
Tokio Marine Holdings Inc.	7,200	229,495
Tokyo Tatemono Co. Ltd.	3,000	24,859
Tokyu Land Corp.	5,000	47,583
United Urban Investment Corp.	24	29,721

		5,377,993
SINGAPORE — 12.46%
Ascendas REIT	18,000	32,497
CapitaCommercial Trust	18,000	19,852
CapitaLand Ltd.[a]	24,000	60,850
CapitaMall Trust Management Ltd.	24,000	38,243
CapitaMalls Asia Ltd.	12,000	18,792
City Developments Ltd.	6,000	50,065
DBS Group Holdings Ltd.	18,000	235,959
Global Logistic Properties Ltd.	24,000	53,503
Keppel Land Ltd.	6,000	17,379
Oversea-Chinese Banking Corp. Ltd.	30,000	248,675
Singapore Exchange Ltd.	12,000	71,871
United Overseas Bank Ltd.	12,000	202,143

80	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI FAR EAST FINANCIALS ETF

July 31, 2013

Security	Shares	Value

UOL Group Ltd.	6,000	$32,874

		1,082,703

TOTAL COMMON STOCKS
(Cost: $8,470,257)		8,681,100

RIGHTS — 0.00%

HONG KONG — 0.00%
New Hotel[b]	525	—

		—

TOTAL RIGHTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 0.45%

MONEY MARKET FUNDS — 0.45%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[c,d,e]	34,973	34,973
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	2,240	2,240
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,784	1,784

		38,997

TOTAL SHORT-TERM INVESTMENTS
(Cost: $38,997)		38,997

TOTAL INVESTMENTS IN SECURITIES —100.32%
(Cost: $8,509,254)		8,720,097
Other Assets, Less Liabilities — (0.32)%		(28,224)

NET ASSETS — 100.00%		$8,691,873

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	81

Schedule of Investments

iSHARES® MSCI KOKUSAI ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.51%

AUSTRALIA — 3.51%
AGL Energy Ltd.	12,626	$164,869
ALS Ltd.[a]	8,102	61,732
Alumina Ltd.[b]	54,870	47,766
Amcor Ltd.	27,317	259,621
AMP Ltd.	58,646	237,896
APA Group	18,232	98,174
Asciano Ltd.	20,323	92,653
ASX Ltd.	4,435	138,113
Aurizon Holdings Ltd.	35,400	144,235
Australia and New Zealand Banking Group Ltd.	58,823	1,571,052
Bendigo and Adelaide Bank Ltd.	9,264	88,793
BGP Holdings PLC[b,c]	38,252	1
BHP Billiton Ltd.	68,735	2,136,811
Boral Ltd.	18,526	70,495
Brambles Ltd.	33,453	272,603
Caltex Australia Ltd.	3,127	52,506
CFS Retail Property Trust Group	55,047	101,274
Coca-Cola Amatil Ltd.	13,216	152,410
Cochlear Ltd.	1,239	67,917
Commonwealth Bank of Australia	34,102	2,271,186
Computershare Ltd.	10,148	89,070
Crown Ltd.	10,089	115,896
CSL Ltd.	10,856	643,701
Dexus Property Group	84,960	80,060
Echo Entertainment Group Ltd.	17,641	41,480
Federation Centres	21,240	44,605
Flight Centre Ltd.	1,357	55,229
Fortescue Metals Group Ltd.	36,403	119,572
Goodman Group	34,043	144,205
GPT Group	34,220	112,401
Harvey Norman Holdings Ltd.	14,927	35,634
Iluka Resources Ltd.	9,027	89,276
Incitec Pivot Ltd.	38,055	89,821
Insurance Australia Group Ltd.	43,601	227,344
James Hardie Industries SE	10,974	91,001
Leighton Holdings Ltd.	3,540	52,484
Lend Lease Group	10,620	83,586
Macquarie Group Ltd.	6,726	264,931
Metcash Ltd.	17,346	53,707
Mirvac Group	73,402	108,034
National Australia Bank Ltd.	49,560	1,389,036
Orica Ltd.	8,260	134,026

Security	Shares	Value

Origin Energy Ltd.	23,659	$253,732
Qantas Airways Ltd.[b]	26,137	29,555
QBE Insurance Group Ltd.	26,019	383,186
Ramsay Health Care Ltd.	3,127	103,357
Rio Tinto Ltd.	9,246	477,208
Santos Ltd.	20,768	254,785
Seek Ltd.	6,549	55,424
Sonic Healthcare Ltd.	8,912	114,452
SP AusNet	49,678	52,609
Stockland Corp. Ltd.	48,449	155,660
Suncorp Group Ltd.	28,910	332,619
Sydney Airport	10,620	34,216
Tabcorp Holdings Ltd.	19,234	56,445
Tatts Group Ltd.	33,630	96,278
Telstra Corp. Ltd.	89,800	402,149
Toll Holdings Ltd.	12,685	60,678
Transurban Group	24,426	148,625
Treasury Wine Estates Ltd.	10,620	45,462
Wesfarmers Ltd.	21,299	775,296
Westfield Group	45,548	458,641
Westfield Retail Trust	62,953	170,056
Westpac Banking Corp.	65,785	1,823,707
Whitehaven Coal Ltd.	9,617	16,959
Woodside Petroleum Ltd.	13,924	469,728
Woolworths Ltd.	26,019	778,047
WorleyParsons Ltd.	4,425	87,486

		19,731,566
AUSTRIA — 0.12%
Andritz AG	1,357	73,067
Erste Group Bank AG	5,279	160,032
IMMOEAST AG Escrow[b,c]	5,270	—
IMMOFINANZ AG	17,422	71,183
OMV AG	3,186	140,728
Raiffeisen International Bank Holding AG	1,121	34,005
Telekom Austria AG	5,369	37,250
Verbund AG	1,711	33,682
Vienna Insurance Group AG	1,180	60,912
Voestalpine AG	2,478	94,813

		705,672
BELGIUM — 0.53%
Ageas	5,113	204,324
Anheuser-Busch InBev NV	16,992	1,633,098
Belgacom SA	3,012	73,690
Colruyt SA	1,770	100,781

82	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2013

Security	Shares	Value

Delhaize Brothers and Co. “The Lion” (Delhaize Group)	2,124	$139,198
Groupe Bruxelles Lambert SA	1,770	143,767
KBC Groep NV	4,779	191,326
Solvay SA	1,298	175,457
Telenet Group Holding NV	1,220	58,959
UCB SA	2,328	133,928
Umicore SA	2,328	104,685

		2,959,213
CANADA — 4.63%
Agnico-Eagle Mines Ltd.	4,189	119,022
Agrium Inc.	3,304	280,055
Alimentation Couche-Tard Inc. Class B	2,891	177,023
AltaGas Ltd.	1,652	57,833
ARC Resources Ltd.	6,313	159,045
ATCO Ltd. Class I NVS	1,180	53,430
Athabasca Oil Corp.[b]	7,198	50,482
Bank of Montreal	13,747	854,064
Bank of Nova Scotia	25,488	1,438,217
Barrick Gold Corp.	22,066	364,887
Baytex Energy Corp.	2,537	102,906
BCE Inc.	5,074	210,008
Bell Aliant Inc.	1,652	44,689
Blackberry Ltd.[a,b]	10,089	88,520
Bombardier Inc. Class B	32,922	158,838
Bonavista Energy Corp.	3,068	38,438
Brookfield Asset Management Inc. Class A	12,096	447,224
Brookfield Office Properties Inc.	5,605	94,811
CAE Inc.	7,611	86,619
Cameco Corp.	8,555	173,588
Canadian Imperial Bank of Commerce	8,555	648,501
Canadian National Railway Co.	9,381	936,777
Canadian Natural Resources Ltd.	23,600	730,692
Canadian Oil Sands Ltd.	9,971	193,397
Canadian Pacific Railway Ltd.	3,599	441,556
Canadian Tire Corp. Ltd. Class A NVS	1,711	140,685
Canadian Utilities Ltd. Class A	2,832	105,368
Catamaran Corp.[b]	4,189	220,441
Cenovus Energy Inc.	16,225	480,098
CGI Group Inc. Class Ab	4,779	165,025
CI Financial Corp.	3,363	101,507

Security	Shares	Value

Crescent Point Energy Corp.	8,260	$312,949
Dollarama Inc.	1,416	102,104
Eldorado Gold Corp.	16,579	130,787
Empire Co. Ltd. Class A	649	50,964
Enbridge Inc.	16,225	719,200
Encana Corp.	16,048	281,295
Enerplus Corp.	4,661	75,670
Finning International Inc.	3,127	67,221
First Capital Realty Inc.	2,006	33,328
First Quantum Minerals Ltd.	11,734	188,328
Fortis Inc.	4,366	137,132
Franco-Nevada Corp.	3,658	155,635
George Weston Ltd.	1,062	89,935
Gildan Activewear Inc.	2,478	110,492
Goldcorp Inc.	18,172	512,079
Great-West Lifeco Inc.	5,900	170,736
H&R Real Estate Investment Trust	1,652	34,726
Husky Energy Inc.	6,903	198,754
IGM Financial Inc.	2,478	117,651
Imperial Oil Ltd.	6,372	273,152
Industrial Alliance Insurance and Financial Services Inc.	1,711	68,769
Intact Financial Corp.	2,655	156,012
Keyera Corp.	1,357	75,846
Loblaw Companies Ltd.[a]	2,478	118,133
Magna International Inc. Class A	4,779	365,148
Manulife Financial Corp.	38,827	683,216
MEG Energy Corp.[b]	3,009	91,817
Metro Inc. Class A	2,006	143,750
National Bank of Canada	3,481	267,530
New Gold Inc.[b]	11,269	81,773
Onex Corp.	2,537	120,674
Open Text Corp.	1,357	95,817
Pacific Rubiales Energy Corp.	6,195	120,339
Pembina Pipeline Corp.	5,900	184,624
Pengrowth Energy Corp.	10,207	58,777
Penn West Petroleum Ltd.	9,440	111,567
Peyto Exploration & Development Corp.	2,596	74,593
Potash Corp. of Saskatchewan Inc.	18,358	532,142
Power Corp. of Canada	7,139	205,063
Power Financial Corp.	4,779	149,918
RioCan Real Estate Investment Trust	2,124	50,288
Rogers Communications Inc. Class B	7,847	313,254

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2013

Security	Shares	Value

Royal Bank of Canada	30,975	$1,933,132
Saputo Inc.	3,009	139,086
Shaw Communications Inc. Class B	8,142	202,194
Shoppers Drug Mart Corp.	4,602	273,644
Silver Wheaton Corp.	8,378	192,489
SNC-Lavalin Group Inc.	3,127	129,880
Sun Life Financial Inc.	12,331	398,939
Suncor Energy Inc.	33,099	1,045,079
Talisman Energy Inc.	23,069	261,197
Teck Resources Ltd. Class B	12,449	291,351
TELUS Corp. NVS	8,436	256,104
Thomson Reuters Corp.	8,083	275,186
Tim Hortons Inc.	3,127	180,889
Toronto-Dominion Bank (The)	19,706	1,659,210
Tourmaline Oil Corp.[b]	3,461	133,282
TransAlta Corp.	5,251	72,274
TransCanada Corp.	15,104	689,490
Valeant Pharmaceuticals International Inc.[b]	6,372	590,683
Vermilion Energy Inc.	2,006	107,495
Yamana Gold Inc.	17,818	185,971

		26,012,509
DENMARK — 0.51%
A.P. Moeller-Maersk A/S Class A	8	59,161
A.P. Moeller-Maersk A/S Class B	30	234,892
Carlsberg A/S Class B	2,301	227,661
Coloplast A/S Class B	2,360	137,703
Danske Bank A/Sb	14,160	260,527
DSV A/S	4,720	123,580
Novo Nordisk A/S Class B	8,614	1,454,461
Novozymes A/S Class B	4,897	167,551
TDC A/S	12,390	108,221
TrygVesta A/S	531	48,092
William Demant Holding A/Sb	593	52,134

		2,873,983
FINLAND — 0.35%
Elisa OYJ	3,245	69,588
Fortum OYJ	9,735	191,960
Kesko OYJ Class B	1,416	44,392
Kone OYJ Class B	3,363	249,625
Metso OYJ	2,832	99,540
Neste Oil OYJ	2,832	40,952
Nokia OYJ[a,b]	79,650	312,002
Nokian Renkaat OYJ	2,360	104,635
Orion OYJ Class B	2,006	48,985

Security	Shares	Value

Pohjola Bank PLC Class A	3,363	$57,784
Sampo OYJ Class A	8,555	374,418
Stora Enso OYJ Class R	11,151	82,548
UPM-Kymmene OYJ	11,505	128,097
Wartsila OYJ Abp	3,717	167,910

		1,972,436
FRANCE — 4.42%
Accor SA	3,363	126,643
Aeroports de Paris	826	85,167
ALSTOM	4,012	135,421
ArcelorMittal	23,600	310,145
Arkema SA	1,416	141,676
Atos SA	1,180	88,543
AXA SA	37,406	823,273
BNP Paribas SA	21,181	1,367,869
Bouygues SA	4,307	125,648
Bureau Veritas SA	4,248	125,844
Cap Gemini SA	3,186	174,086
Carrefour SA	12,685	388,586
Casino Guichard-Perrachon SA	1,121	115,063
Christian Dior SA	1,180	208,550
CNP Assurances SA	3,776	63,778
Compagnie de Saint-Gobain	8,264	382,421
Compagnie Generale de Geophysique-Veritas[b]	3,422	86,334
Compagnie Generale des Etablissements Michelin Class B	3,729	373,743
Credit Agricole SAb	21,417	204,132
Danone SA	12,213	963,292
Dassault Systemes SA	1,298	170,252
Edenred SA	3,717	118,874
Electricite de France SA	5,192	152,052
Essilor International SA	4,307	480,972
Eurazeo	631	40,474
European Aeronautic Defence and Space Co. NV	12,390	738,451
Eutelsat Communications SA	3,127	87,258
Fonciere des Regions	708	57,874
GDF Suez	28,320	593,026
Gecina SA	472	57,798
Gemalto NV	1,711	178,575
Groupe Eurotunnel SA Registered	14,031	109,923
Icade	767	69,082
Iliad SA	531	125,047
Imerys SA	354	23,338

84	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2013

Security	Shares	Value

JCDecaux SA	944	$30,234
Kering SA	1,652	377,520
Klepierre	2,597	112,384
L’Air Liquide SA	6,726	891,147
L’Oreal SA	5,015	838,722
Lafarge SA	4,189	267,355
Lagardere SCA	2,714	85,716
Legrand SA	4,661	241,066
LVMH Moet Hennessy Louis Vuitton SA	5,428	984,915
Natixis	21,499	109,480
Orange SA	39,884	391,321
Pernod Ricard SA	4,546	540,258
Publicis Groupe SA	3,422	275,542
Remy Cointreau SA	413	42,677
Renault SA	3,953	310,583
Rexel SA	2,301	55,715
Safran SA	4,779	280,103
Sanofi	25,252	2,688,170
Schneider Electric SA	11,151	885,598
SCOR SE	3,501	111,688
SES SA Class A FDR	6,077	178,333
Societe BIC SA	590	65,338
Societe Generale	15,104	605,988
Sodexo	2,183	199,025
STMicroelectronics NV	13,806	118,445
Suez Environnement SA	6,844	96,831
Technip SA	2,183	240,447
Thales SA	2,183	112,325
Total SA	45,135	2,403,294
Unibail-Rodamco SE	2,124	513,727
Vallourec SA	2,242	132,091
Veolia Environnement	7,847	105,082
Vinci SA	9,735	524,692
Vivendi SA	25,135	536,011
Wendel	708	81,677
Zodiac Aerospace	767	111,267

		24,837,977
GERMANY — 3.65%
Adidas AG	4,425	492,387
Allianz SE Registered	9,794	1,524,182
BASF SE	19,647	1,739,044
Bayer AG Registered	17,582	2,039,296
Bayerische Motoren Werke AG	7,080	691,833
Beiersdorf AG	2,124	196,071
Brenntag AG	1,062	174,157

Security	Shares	Value

Celesio AG	2,006	$45,282
Commerzbank AGb	20,560	175,488
Continental AG	2,301	361,757
Daimler AG Registered	20,355	1,411,423
Deutsche Bank AG Registered	21,889	985,459
Deutsche Boerse AG	4,248	299,973
Deutsche Lufthansa AG Registered[b]	5,723	114,369
Deutsche Post AG Registered	18,526	518,317
Deutsche Telekom AG Registered	60,593	736,034
E.ON SE	38,527	652,521
Fraport AG	885	57,259
Fresenius Medical Care AG & Co. KGaA	4,484	283,325
Fresenius SE & Co. KGaA	2,596	327,061
GEA Group AG	4,189	172,517
Hannover Rueckversicherung AG Registered	1,298	96,346
HeidelbergCement AG	2,891	221,653
Henkel AG & Co. KGaA	2,773	229,912
Hochtief AG	767	58,337
Hugo Boss AG	708	81,960
Infineon Technologies AG	22,184	195,418
K+S AG Registered	3,564	87,669
Kabel Deutschland Holding AG	2,044	230,104
Lanxess AG	1,888	117,841
Linde AG	3,894	748,710
MAN SE	826	93,952
Merck KGaA	1,416	233,713
METRO AG	2,832	97,453
Muenchener Rueckversicherungs-Gesellschaft AG Registered	3,835	759,772
Osram Licht AGb	1,690	65,751
QIAGEN NVb	5,133	105,952
RWE AG	10,384	311,825
SAP AG	19,588	1,438,089
Siemens AG Registered	16,874	1,844,250
Suedzucker AG	1,711	55,742
Telefonica Deutschland Holding AGd	4,071	27,807
ThyssenKrupp AGb	7,965	172,923
United Internet AG Registered	2,124	69,268
Volkswagen AG	708	160,901

		20,503,103
GREECE — 0.01%
OPAP SA	5,620	50,372

		50,372

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2013

Security	Shares	Value

HONG KONG — 1.45%
AAC Technologies Holdings Inc.	29,500	$137,318
AIA Group Ltd.	247,800	1,174,241
ASM Pacific Technology Ltd.	5,900	64,133
Bank of East Asia Ltd. (The)	35,480	133,130
BOC Hong Kong (Holdings) Ltd.	88,500	277,869
Cheung Kong (Holdings) Ltd.	32,000	449,754
CLP Holdings Ltd.	29,500	244,586
Galaxy Entertainment Group Ltd.[a,b]	59,000	310,773
Hang Lung Properties Ltd.	59,000	191,332
Hang Seng Bank Ltd.	17,700	270,908
HKT Trust and HKT Ltd.	59,000	57,742
Hong Kong and China Gas Co. Ltd. (The)	131,020	335,856
Hong Kong Exchanges and Clearing Ltd.[a]	23,600	366,689
Hopewell Holdings Ltd.	29,500	93,574
Hutchison Whampoa Ltd.	59,000	666,050
Kerry Properties Ltd.	29,500	121,342
Li & Fung Ltd.[a]	118,000	156,109
Link REIT (The)	59,000	288,710
MTR Corp. Ltd.	29,500	109,740
New World Development Co. Ltd.	59,000	86,271
PCCW Ltd.	118,000	53,710
Power Assets Holdings Ltd.	29,500	264,936
Sands China Ltd.	47,200	255,313
Sino Land Co. Ltd.	118,000	166,760
SJM Holdings Ltd.	59,000	147,893
Sun Hung Kai Properties Ltd.	37,000	493,788
Swire Pacific Ltd. Class A	29,500	348,050
Swire Properties Ltd.	23,600	69,382
Wharf (Holdings) Ltd. (The)[a]	59,800	514,696
Wheelock and Co. Ltd.	25,000	130,233
Wynn Macau Ltd.	23,600	66,947
Yue Yuen Industrial (Holdings) Ltd.	29,500	81,212

		8,129,047
IRELAND — 0.14%
Bank of Ireland[b]	416,363	93,988
CRH PLC	15,580	326,869
Elan Corp. PLC[b]	10,561	162,391
Kerry Group PLC Class A	3,363	206,309

		789,557
ISRAEL — 0.21%
Bank Hapoalim BM	22,951	110,011
Bank Leumi le-Israel BMb	26,137	87,874

Security	Shares	Value

Bezeq The Israel Telecommunication Corp. Ltd.	32,804	$52,990
Delek Group Ltd. (The)	118	33,314
Israel Chemicals Ltd.	9,676	77,336
Israel Corp. Ltd. (The)[b]	59	27,734
Mellanox Technologies Ltd.[b]	793	35,964
Mizrahi Tefahot Bank Ltd.[b]	2,655	28,358
NICE Systems Ltd.	1,298	49,869
Teva Pharmaceutical Industries Ltd.	17,759	703,722

		1,207,172
ITALY — 0.93%
Assicurazioni Generali SpA	24,957	490,791
Atlantia SpA	7,630	144,475
Banca Monte dei Paschi di Siena SpA[a,b]	142,780	38,942
Enel Green Power SpA	38,704	85,878
Enel SpA	137,483	457,122
Eni SpA	54,044	1,191,972
Exor SpA	1,180	38,733
Fiat Industrial SpA	18,821	231,296
Fiat SpA[b]	18,471	146,915
Finmeccanica SpA[b]	8,614	44,929
Intesa Sanpaolo SpA	253,110	479,268
Luxottica Group SpA	3,363	179,158
Mediobanca SpA	11,623	71,211
Pirelli & C. SpA	5,015	65,793
Prysmian SpA	3,835	77,810
Saipem SpA	5,605	119,454
Snam SpA	42,657	200,966
Telecom Italia SpA	197,414	133,296
Telecom Italia SpA RNC	137,942	72,186
Tenaris SA	9,912	222,958
Terna SpA	29,854	132,800
UniCredit SpA	93,928	510,364
Unione di Banche Italiane SpA	16,450	69,723

		5,206,040
NETHERLANDS — 1.18%
AEGON NV	36,698	282,387
Akzo Nobel NV	5,192	315,444
ASML Holding NV	7,552	677,888
Corio NV	1,381	60,303
D.E Master Blenders 1753 NVb	11,210	184,576
Delta Lloyd NV	3,783	81,728
Fugro NV CVA	1,593	96,879
Heineken Holding NV	2,183	136,703

86	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2013

Security	Shares	Value

Heineken NV	4,897	$343,331
ING Groep NV CVA[b]	80,594	821,889
Koninklijke Ahold NV	20,886	343,479
Koninklijke DSM NV	3,068	215,099
Koninklijke KPN NVb	70,977	186,703
Koninklijke Philips Electronics NV	20,060	640,878
Randstad Holding NV	2,478	119,327
Reed Elsevier NV	14,573	278,651
Royal Boskalis Westminster NV CVA	1,416	53,107
Royal Vopak NV	1,534	88,178
TNT Express NV	7,123	55,889
Unilever NV CVA	34,338	1,378,815
Wolters Kluwer NV	6,018	144,997
Ziggo NV	3,363	133,342

		6,639,593
NEW ZEALAND — 0.05%
Auckland International Airport Ltd.	37,524	94,082
Contact Energy Ltd.	9,317	39,823
Fletcher Building Ltd.	12,567	81,322
SKYCITY Entertainment Group Ltd.	5,900	19,677
Telecom Corp. of New Zealand Ltd.	37,052	66,356

		301,260
NORWAY — 0.39%
Aker Solutions ASA	3,658	54,925
DNB ASA	20,650	342,709
Gjensidige Forsikring ASA	4,307	66,454
Norsk Hydro ASA	23,192	98,234
Orkla ASA	14,691	113,349
Seadrill Ltd.	7,552	322,943
Statoil ASA	24,190	522,735
Subsea 7 SA	6,431	121,572
Telenor ASA	15,989	352,815
Yara International ASA	4,016	179,680

		2,175,416
PORTUGAL — 0.08%
Banco Espirito Santo SA Registered[b]	37,489	36,339
Energias de Portugal SA	44,722	158,556
Galp Energia SGPS SA Class B	5,251	83,671
Jeronimo Martins SGPS SA	5,546	109,359
Portugal Telecom SGPS SA Registered	16,171	61,648

		449,573

Security	Shares	Value

SINGAPORE — 0.73%
Ascendas REIT	61,000	$110,130
CapitaLand Ltd.	59,000	149,590
CapitaMall Trust Management Ltd.	59,200	94,333
City Developments Ltd.	4,000	33,376
ComfortDelGro Corp. Ltd.	59,000	92,625
DBS Group Holdings Ltd.	40,000	524,353
Genting Singapore PLC	118,800	123,561
Global Logistic Properties Ltd.	59,000	131,528
Golden Agri-Resources Ltd.	236,000	97,257
Hutchison Port Holdings Trust	118,000	87,320
Jardine Cycle & Carriage Ltd.	1,000	31,650
Keppel Corp. Ltd.[a]	59,200	480,961
Noble Group Ltd.	118,163	83,014
Olam International Ltd.[a]	22,000	29,271
Oversea-Chinese Banking Corp. Ltd.	59,000	489,062
Singapore Press Holdings Ltd.[a]	40,000	137,839
Singapore Technologies Engineering Ltd.	59,000	198,218
Singapore Telecommunications Ltd.	177,000	546,026
United Overseas Bank Ltd.	30,000	505,357
Wilmar International Ltd.	59,000	145,885

		4,091,356
SPAIN — 1.35%
Abertis Infraestructuras SA	7,908	146,536
Acciona SAa	649	30,442
Actividades de Construcciones y Servicios SA	3,252	93,273
Amadeus IT Holding SA Class A	8,024	275,104
Banco Bilbao Vizcaya Argentaria SA	115,919	1,095,624
Banco de Sabadell SA	62,039	126,698
Banco Popular Espanol SAb	28,535	125,227
Banco Santander SA	227,312	1,658,289
Bankia SAa,b	88,205	77,653
CaixaBank SA	24,082	88,641
Distribuidora Internacional de Alimentacion SA	12,685	104,903
Enagas SA	4,544	111,986
Ferrovial SA	7,204	122,443
Gas Natural SDG SA	7,552	153,427
Grifols SA	3,245	136,634
Iberdrola SA	103,254	568,989
Industria de Diseno Textil SA	4,602	612,299

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2013

Security	Shares	Value

International Consolidated Airlines Group SAb	21,795	$96,488
Mapfre SA	18,998	69,373
Red Electrica Corporacion SA	2,624	146,183
Repsol SA	18,349	438,321
Telefonica SAb	86,966	1,237,345
Zardoya Otis SA	3,388	49,261

		7,565,139
SWEDEN — 1.46%
Alfa Laval AB	7,788	176,234
Assa Abloy AB Class B	6,785	299,599
Atlas Copco AB Class A	14,219	370,056
Atlas Copco AB Class B	8,201	191,728
Boliden AB	6,490	91,552
Electrolux AB Class B	5,251	152,567
Elekta AB Class B	7,788	132,622
Getinge AB Class B	4,661	171,866
Hennes & Mauritz AB Class B	20,178	749,586
Hexagon AB Class B	5,074	154,334
Husqvarna AB Class B	7,143	42,776
Investment AB Kinnevik Class B	4,661	140,346
Investor AB Class B	8,909	267,438
Lundin Petroleum ABa,b	4,838	106,295
Millicom International Cellular SA SDR	1,416	112,766
Nordea Bank AB	54,988	694,512
Ratos AB Class B	4,366	38,844
Sandvik AB	20,945	264,220
Scania AB Class B	7,375	153,234
Securitas AB Class B	7,375	71,709
Skandinaviska Enskilda Banken AB Class A	31,742	349,430
Skanska AB Class B	8,732	164,329
SKF AB Class B	7,670	212,172
Svenska Cellulosa AB Class B	12,154	320,777
Svenska Handelsbanken AB Class A	10,148	459,586
Swedbank AB Class A	19,470	468,288
Swedish Match AB	4,720	175,847
Tele2 AB Class B	6,254	79,899
Telefonaktiebolaget LM Ericsson Class B	64,487	760,220
TeliaSonera AB	47,259	341,288
Volvo AB Class B	31,919	469,318

		8,183,438

Security	Shares	Value

SWITZERLAND — 4.10%
ABB Ltd. Registered	47,200	$1,038,334
Actelion Ltd. Registered	2,444	161,767
Adecco SA Registered	2,908	183,872
Aryzta AG	1,829	112,695
Baloise Holding AG Registered	1,157	125,270
Barry Callebaut AG Registered	59	56,990
Coca-Cola HBC AG SP ADR	4,617	120,088
Compagnie Financiere Richemont SA Class A Bearer	11,210	1,093,070
Credit Suisse Group AG Registered	31,908	933,734
EMS-Chemie Holding AG Registered	177	61,816
Geberit AG Registered	826	220,557
Givaudan SA Registered	181	251,099
Holcim Ltd. Registered	5,133	369,583
Julius Baer Group Ltd.	5,015	226,907
Kuehne & Nagel International AG Registered	1,239	149,349
Lindt & Spruengli AG Participation Certificates	9	35,219
Lindt & Spruengli AG Registered	2	90,814
Lonza Group AG Registered	1,222	93,641
Nestle SA Registered	68,145	4,598,495
Novartis AG Registered	48,616	3,484,718
Pargesa Holding SA Bearer	734	52,335
Partners Group Holding AG	413	108,767
Roche Holding AG Genusschein	14,868	3,648,393
Schindler Holding AG Participation Certificates	1,003	143,031
Schindler Holding AG Registered	531	73,837
SGS SA Registered	118	266,060
Sika AG Bearer	59	163,891
Sonova Holding AG Registered	1,062	116,813
Sulzer AG Registered	531	79,151
Swatch Group AG (The) Bearer	649	384,168
Swatch Group AG (The) Registered	946	97,283
Swiss Life Holding AG Registered	767	137,196
Swiss Prime Site AG Registered	1,298	95,134
Swiss Re AG	7,375	584,984
Swisscom AG Registered	472	210,054
Syngenta AG Registered	2,006	792,987
Transocean Ltd.	7,670	361,315
UBS AG Registered	76,995	1,510,648
Zurich Insurance Group AG	3,127	838,332

		23,072,397

88	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2013

Security	Shares	Value

UNITED KINGDOM — 9.83%
3i Group PLC	22,302	$129,631
Aberdeen Asset Management PLC	16,992	98,998
Admiral Group PLC	4,130	87,846
Aggreko PLC	5,546	149,663
AMEC PLC	7,257	118,491
Anglo American PLC	28,910	617,112
Antofagasta PLC	7,375	98,615
ARM Holdings PLC	28,556	378,808
Associated British Foods PLC	6,785	199,968
AstraZeneca PLC	26,786	1,354,307
Aviva PLC	57,879	325,982
Babcock International Group PLC	6,431	114,559
BAE Systems PLC	70,890	479,221
Barclays PLC	258,892	1,129,988
BG Group PLC	72,511	1,304,323
BHP Billiton PLC	45,194	1,287,422
BP PLC	408,693	2,816,387
British American Tobacco PLC	41,005	2,179,527
British Land Co. PLC	17,995	163,006
British Sky Broadcasting Group PLC	22,715	285,139
BT Group PLC	168,976	872,792
Bunzl PLC	5,841	124,770
Burberry Group PLC	9,558	221,703
Capita PLC	12,272	194,050
Capital Shopping Centres Group PLC	7,672	39,150
Carnival PLC	4,130	159,224
Centrica PLC	111,276	659,617
Cobham PLC	28,969	126,309
Compass Group PLC	41,359	563,067
Croda International PLC	2,714	103,234
Diageo PLC	54,103	1,684,749
Direct Line Insurance Group PLC	17,523	60,251
easyJet PLC	2,596	55,572
Experian PLC	21,830	408,066
Fresnillo PLC	4,897	76,394
G4S PLC	26,491	90,324
GKN PLC	33,276	176,619
GlaxoSmithKline PLC	104,253	2,661,608
Glencore International PLC	218,949	921,127
Hammerson PLC	17,410	139,758
Hargreaves Lansdown PLC	4,543	67,531
HSBC Holdings PLC	392,645	4,451,424
ICAP PLC	12,213	75,321

Security	Shares	Value

IMI PLC	5,605	$116,585
Imperial Tobacco Group PLC	21,063	704,432
Inmarsat PLC	8,732	90,483
InterContinental Hotels Group PLC	6,431	185,927
Intertek Group PLC	3,481	159,640
Invensys PLC	14,585	109,740
Investec PLC	11,210	74,659
ITV PLC	77,762	198,764
J Sainsbury PLC	30,149	179,904
Johnson Matthey PLC	4,344	186,705
Kingfisher PLC	52,569	316,796
Land Securities Group PLC	19,057	274,179
Legal & General Group PLC	134,284	392,708
Lloyds Banking Group PLC[b]	968,544	1,005,387
London Stock Exchange Group PLC	3,717	88,697
Marks & Spencer Group PLC	35,813	261,427
Meggitt PLC	16,815	139,571
Melrose Industries PLC	25,724	109,977
National Grid PLC	77,703	926,510
Next PLC	3,717	281,194
Old Mutual PLC	101,961	300,190
Pearson PLC	18,290	374,335
Persimmon PLC	5,369	100,606
Petrofac Ltd.	5,841	116,269
Prudential PLC	54,693	967,645
Randgold Resources Ltd.	1,947	140,798
Reckitt Benckiser Group PLC	13,747	975,157
Reed Elsevier PLC	24,721	318,190
Resolution Ltd.	24,131	118,458
Rexam PLC	19,064	142,140
Rio Tinto PLC	28,733	1,287,217
Rolls-Royce Holdings PLC	40,133	714,913
Royal Bank of Scotland Group PLC[b]	44,132	212,494
Royal Dutch Shell PLC Class A	79,650	2,702,460
Royal Dutch Shell PLC Class B	56,168	1,975,135
RSA Insurance Group PLC	62,363	118,182
SABMiller PLC	19,942	973,656
Sage Group PLC (The)	25,577	135,910
Schroders PLC	2,478	92,229
SEGRO PLC	9,853	46,426
Serco Group PLC	12,390	117,775
Severn Trent PLC	4,838	130,043
Shire PLC	11,328	412,515
Smith & Nephew PLC	20,414	242,792
Smiths Group PLC	6,903	144,944

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2013

Security	Shares	Value

SSE PLC	19,706	$470,536
Standard Chartered PLC	51,389	1,187,712
Standard Life PLC	49,029	281,935
Tate & Lyle PLC	10,089	128,329
Tesco PLC	173,401	965,575
Travis Perkins PLC	3,835	98,955
TUI Travel PLC	12,567	72,818
Tullow Oil PLC	19,529	307,320
Unilever PLC	27,435	1,110,112
United Utilities Group PLC	13,927	152,338
Vedanta Resources PLC	2,537	44,732
Vodafone Group PLC	1,037,987	3,107,939
Weir Group PLC (The)	4,071	132,633
Whitbread PLC	4,366	213,796
William Hill PLC	13,865	102,262
Wm Morrison Supermarkets PLC	47,023	206,097
Wolseley PLC	6,267	298,904
WPP PLC	25,134	451,156

		55,248,566
UNITED STATES — 59.88%
3M Co.	13,747	1,614,310
Abbott Laboratories	33,276	1,218,900
AbbVie Inc.	33,453	1,521,442
Accenture PLC Class A	13,570	1,001,602
ACE Ltd.	7,375	673,928
Actavis Inc.[b]	2,655	356,487
Activision Blizzard Inc.	10,030	180,339
Adobe Systems Inc.[b]	9,971	471,429
ADT Corp. (The)	4,995	200,200
Advance Auto Parts Inc.	1,534	126,540
AES Corp. (The)	15,104	187,894
Aetna Inc.	8,017	514,451
Affiliated Managers Group Inc.[b]	1,062	191,532
Aflac Inc.	9,853	607,733
AGCO Corp.	2,124	119,475
Agilent Technologies Inc.	7,493	335,162
Air Products and Chemicals Inc.	4,543	493,552
Airgas Inc.	1,475	152,235
Akamai Technologies Inc.[b]	4,012	189,366
Albemarle Corp.	1,770	109,758
Alcoa Inc.	23,659	188,089
Alexion Pharmaceuticals Inc.[b]	4,248	493,745
Alleghany Corp.[b]	354	142,974
Allergan Inc.	6,372	580,617
Alliance Data Systems Corp.[a,b]	1,121	221,711

Security	Shares	Value

Alliant Energy Corp.	2,773	$146,886
Allstate Corp. (The)	10,030	511,329
Altera Corp.	6,667	237,079
Altria Group Inc.	42,362	1,485,212
Amazon.com Inc.[b]	7,729	2,328,129
Ameren Corp.	5,192	185,926
American Capital Agency Corp.	7,198	162,171
American Electric Power Co. Inc.	10,384	481,298
American Express Co.	21,122	1,558,170
American International Group Inc.[b]	29,913	1,361,341
American Tower Corp.	8,909	630,668
American Water Works Co. Inc.	3,658	156,123
Ameriprise Financial Inc.	4,307	383,323
AmerisourceBergen Corp.	4,897	285,348
AMETEK Inc.	5,052	233,807
Amgen Inc.	15,871	1,718,671
Amphenol Corp. Class A	3,422	268,832
Anadarko Petroleum Corp.	10,679	945,305
Analog Devices Inc.	6,254	308,697
Annaly Capital Management Inc.	19,942	237,709
ANSYS Inc.[a,b]	1,947	155,448
Aon PLC	6,313	426,128
Apache Corp.	8,260	662,865
Apple Inc.	19,942	9,023,755
Applied Materials Inc.	25,370	413,785
Arch Capital Group Ltd.[a,b]	2,773	150,158
Archer-Daniels-Midland Co.	13,865	505,657
Arrow Electronics Inc.[b]	2,419	110,427
Ashland Inc.	1,298	112,718
Assurant Inc.	1,779	96,351
AT&T Inc.	116,702	4,116,080
Autodesk Inc.[b]	4,897	173,305
Autoliv Inc.	1,947	159,206
Automatic Data Processing Inc.	10,207	735,823
AutoZone Inc.[b]	767	344,061
Avago Technologies Ltd.	5,074	186,114
AvalonBay Communities Inc.	2,360	319,402
Avery Dennison Corp.	2,242	100,285
Avnet Inc.[b]	3,127	117,794
Avon Products Inc.	9,676	221,193
Axis Capital Holdings Ltd.[a]	2,242	97,662
Baker Hughes Inc.	9,204	436,546
Ball Corp.	3,009	134,773
Bank of America Corp.	229,392	3,349,123
Bank of New York Mellon Corp. (The)	24,603	773,764

90	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2013

Security	Shares	Value

Baxter International Inc.	11,682	$853,253
BB&T Corp.	15,222	543,273
Beam Inc.	3,186	207,058
Becton, Dickinson and Co.	4,189	434,483
Bed Bath & Beyond Inc.[a,b]	4,956	378,985
Berkshire Hathaway Inc. Class Bb	22,774	2,638,823
Best Buy Co. Inc.	6,077	182,857
Biogen Idec Inc.[b]	5,015	1,093,922
BioMarin Pharmaceutical Inc.[b]	2,537	164,017
BlackRock Inc.[e]	2,832	798,511
BMC Software Inc.[b]	2,714	124,763
Boeing Co. (The)	15,222	1,599,832
BorgWarner Inc.[b]	2,419	230,845
Boston Properties Inc.	3,363	359,673
Boston Scientific Corp.[b]	30,043	328,070
Bristol-Myers Squibb Co.	34,633	1,497,531
Broadcom Corp. Class A	10,620	292,793
Brown-Forman Corp. Class B NVS	2,773	201,070
Bunge Ltd.	2,950	224,230
C.H. Robinson Worldwide Inc.	3,363	200,502
C.R. Bard Inc.	1,770	202,842
CA Inc.	7,080	210,559
Cablevision NY Group Class A	4,692	87,693
Cabot Oil & Gas Corp.	4,602	348,924
Calpine Corp.[b]	7,139	142,851
Camden Property Trust	1,416	99,885
Cameron International Corp.[b]	5,251	311,384
Campbell Soup Co.	4,248	198,806
Capital One Financial Corp.	12,331	851,086
Cardinal Health Inc.	7,316	366,458
CareFusion Corp.[b]	4,078	157,288
CarMax Inc.[b]	5,074	248,829
Carnival Corp.	8,319	308,053
Caterpillar Inc.	13,806	1,144,655
CBRE Group Inc. Class Ab	6,667	154,474
CBS Corp. Class B NVS	12,331	651,570
Celanese Corp. Series A	3,304	158,790
Celgene Corp.[b]	8,909	1,308,376
CenterPoint Energy Inc.	7,847	194,763
CenturyLink Inc.	13,157	471,678
Cerner Corp.[a,b]	6,726	329,574
CF Industries Holdings Inc.	1,357	265,986
Charles Schwab Corp. (The)	23,718	523,931
Charter Communications Inc. Class Ab	1,239	155,792

Security	Shares	Value

Cheniere Energy Inc.[b]	4,366	$124,737
Chesapeake Energy Corp.	11,859	276,315
Chevron Corp.	41,182	5,184,402
Chipotle Mexican Grill Inc.[b]	649	267,563
Chubb Corp. (The)	5,487	474,626
Church & Dwight Co. Inc.	2,950	187,915
Cigna Corp.	6,254	486,749
Cimarex Energy Co.	1,888	144,300
Cincinnati Financial Corp.	3,304	161,896
Cintas Corp.	2,419	114,927
Cisco Systems Inc.	112,395	2,871,692
CIT Group Inc.[b]	4,130	206,954
Citigroup Inc.	64,310	3,353,123
Citrix Systems Inc.[b]	4,071	293,193
Clorox Co. (The)	2,655	228,171
CME Group Inc.	6,790	502,324
CMS Energy Corp.	4,897	137,067
Coach Inc.	6,077	322,871
Cobalt International Energy Inc.[b]	6,707	193,497
Coca-Cola Co. (The)	84,842	3,400,467
Coca-Cola Enterprises Inc.	5,782	217,056
Cognizant Technology Solutions Corp. Class Ab	6,372	461,269
Colgate-Palmolive Co.	19,883	1,190,395
Comcast Corp. Class A	44,663	2,013,408
Comcast Corp. Class A Special NVS	11,210	483,263
Comerica Inc.	4,012	170,670
Computer Sciences Corp.	3,363	160,281
ConAgra Foods Inc.	8,850	320,459
Concho Resources Inc.[b]	2,183	195,793
ConocoPhillips	24,544	1,591,924
CONSOL Energy Inc.	5,015	155,615
Consolidated Edison Inc.	6,372	381,683
Constellation Brands Inc. Class Ab	3,422	178,252
Continental Resources Inc.[b]	1,003	92,577
Core Laboratories NV	1,003	150,049
Corning Inc.	31,624	480,369
Costco Wholesale Corp.	9,263	1,086,457
Covidien PLC	10,207	629,057
Cree Inc.[b]	2,537	177,336
Crown Castle International Corp.[b]	6,195	435,199
Crown Holdings Inc.[b]	3,009	131,884
CSX Corp.	22,420	556,240
Cummins Inc.	3,894	471,914
CVS Caremark Corp.	25,960	1,596,280

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2013

Security	Shares	Value

D.R. Horton Inc.	6,136	$123,334
Danaher Corp.	12,331	830,370
Darden Restaurants Inc.	2,832	138,910
DaVita HealthCare Partners Inc.[b]	1,829	212,914
Deere & Co.	7,788	646,949
Dell Inc.	31,270	396,191
Delphi Automotive PLC	6,313	339,134
Delta Air Lines Inc.[b]	4,897	103,963
Denbury Resources Inc.[b]	8,437	147,648
DENTSPLY International Inc.	3,127	134,086
Devon Energy Corp.	8,142	447,891
Diamond Offshore Drilling Inc.	1,357	91,516
Dick’s Sporting Goods Inc.	2,006	103,128
Digital Realty Trust Inc.[a]	2,596	143,533
DIRECTV[b]	11,446	724,188
Discover Financial Services	10,325	511,191
Discovery Communications Inc. Series Aa,b	3,068	244,581
Discovery Communications Inc. Series C NVS[b]	1,947	141,469
DISH Network Corp. Class A	4,721	210,793
Dollar General Corp.[b]	6,490	354,808
Dollar Tree Inc.[b]	5,074	272,220
Dominion Resources Inc.	12,331	731,352
Dover Corp.	3,717	318,324
Dow Chemical Co. (The)	25,429	891,032
Dr Pepper Snapple Group Inc.	4,602	215,097
DTE Energy Co.	3,599	254,449
Duke Energy Corp.	15,045	1,068,195
Duke Realty Corp.	6,903	113,692
Dun & Bradstreet Corp. (The)	944	97,827
E.I. du Pont de Nemours and Co.	19,883	1,147,050
Eastman Chemical Co.	3,127	251,505
Eaton Corp. PLC	9,676	667,160
Eaton Vance Corp. NVS	2,242	90,734
eBay Inc.[b]	24,780	1,280,878
Ecolab Inc.	5,546	511,008
Edison International	6,490	323,527
Edwards Lifesciences Corp.[b]	2,478	176,880
Electronic Arts Inc.[b]	6,962	181,847
Eli Lilly and Co.	21,712	1,153,124
EMC Corp.	44,545	1,164,852
Emerson Electric Co.	15,163	930,553
Energen Corp.	1,357	81,271
Energizer Holdings Inc.	1,298	132,136

Security	Shares	Value

Ensco PLC Class A	4,956	$284,177
Entergy Corp.	3,835	258,863
EOG Resources Inc.	5,782	841,223
EQT Corp.	3,186	275,589
Equifax Inc.	2,773	175,337
Equinix Inc.[a,b]	1,062	190,470
Equity Residential	6,962	389,872
Estee Lauder Companies Inc. (The) Class A	5,015	329,235
Everest Re Group Ltd.	1,062	141,809
Exelon Corp.	18,018	551,171
Expedia Inc.	2,301	108,446
Expeditors International of Washington Inc.	4,602	185,553
Express Scripts Holding Co.[b]	17,169	1,125,428
Exxon Mobil Corp.	95,226	8,927,438
F5 Networks Inc.[b]	1,711	150,157
Facebook Inc. Class Ab	33,925	1,249,458
Family Dollar Stores Inc.	2,183	150,103
Fastenal Co.	6,077	297,834
Federal Realty Investment Trust	1,309	137,877
FedEx Corp.	6,313	669,178
Fidelity National Financial Inc. Class A	4,740	116,035
Fidelity National Information Services Inc.	6,077	262,283
Fifth Third Bancorp	18,762	360,793
First Republic Bank	2,124	91,736
FirstEnergy Corp.	8,968	341,412
Fiserv Inc.[b]	2,891	278,230
Flextronics International Ltd.[b]	14,455	125,180
FLIR Systems Inc.	3,009	97,702
Flowserve Corp.	3,363	190,615
Fluor Corp.	3,658	228,844
FMC Corp.	2,836	187,630
FMC Technologies Inc.[b]	5,074	270,444
Ford Motor Co.	77,762	1,312,623
Forest Laboratories Inc.[b]	5,310	231,304
Fossil Group Inc.[b]	1,121	123,198
Franklin Resources Inc.	8,850	432,588
Freeport-McMoRan Copper & Gold Inc.	22,973	649,676
Frontier Communications Corp.[a]	21,712	94,664
GameStop Corp. Class A	2,773	136,043
Gap Inc. (The)	6,726	308,723

92	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2013

Security	Shares	Value

Garmin Ltd.	2,537	$101,683
General Dynamics Corp.	6,372	543,787
General Electric Co.	219,362	5,345,852
General Growth Properties Inc.	9,204	190,891
General Mills Inc.	13,511	702,572
General Motors Co.[b]	15,930	571,409
Genuine Parts Co.	3,363	275,732
Gilead Sciences Inc.[b]	32,214	1,979,550
Goldman Sachs Group Inc. (The)	9,782	1,604,541
Google Inc. Class Ab	5,664	5,027,366
Green Mountain Coffee Roasters Inc.[a,b]	2,773	214,020
H&R Block Inc.	5,900	185,437
Halliburton Co.	19,765	893,180
Harley-Davidson Inc.	4,838	274,653
Harris Corp.	2,419	138,052
Hartford Financial Services Group Inc. (The)	8,555	264,007
Hasbro Inc.	2,478	113,988
HCA Holdings Inc.	5,369	209,391
HCP Inc.	8,909	390,838
Health Care REIT Inc.	5,428	350,052
Helmerich & Payne Inc.	2,360	149,152
Henry Schein Inc.[a,b]	1,770	183,779
Herbalife Ltd.[a]	1,851	121,241
Hershey Co. (The)	3,245	307,853
Hertz Global Holdings Inc.[b]	8,732	223,627
Hess Corp.	6,490	483,245
Hewlett-Packard Co.	41,241	1,059,069
HollyFrontier Corp.	4,071	185,434
Hologic Inc.[b]	5,369	121,876
Home Depot Inc. (The)	31,624	2,499,245
Honeywell International Inc.	15,812	1,312,080
Hormel Foods Corp.	2,891	122,434
Hospira Inc.[b]	3,481	141,677
Host Hotels & Resorts Inc.	14,514	259,220
Hudson City Bancorp Inc.	11,446	109,424
Humana Inc.	3,304	301,523
IHS Inc. Class Ab	1,180	129,540
Illinois Tool Works Inc.	9,086	654,555
Illumina Inc.[a,b]	2,537	202,503
Ingersoll-Rand PLC	6,254	381,807
Integrys Energy Group Inc.	2,006	125,977
Intel Corp.	105,138	2,449,715
IntercontinentalExchange Inc.[a,b]	1,593	290,643

Security	Shares	Value

International Business Machines Corp.	22,597	$4,407,319
International Flavors & Fragrances Inc.	1,947	157,084
International Game Technology	5,723	105,704
International Paper Co.	8,909	430,394
Interpublic Group of Companies Inc. (The)	9,027	148,494
Intuit Inc.	5,959	380,899
Intuitive Surgical Inc.[b]	826	320,488
Invesco Ltd.	9,381	301,974
Iron Mountain Inc.	3,423	95,159
J.B. Hunt Transport Services Inc.	1,947	145,889
J.C. Penney Co. Inc.[a,b]	3,658	53,407
J.M. Smucker Co. (The)	2,268	255,195
J.P. Morgan Chase & Co.	81,243	4,527,672
Jacobs Engineering Group Inc.[b]	2,596	153,683
Johnson & Johnson	59,708	5,582,698
Johnson Controls Inc.	14,514	583,608
Joy Global Inc.	2,304	114,048
Juniper Networks Inc.[b]	11,446	248,035
Kansas City Southern Industries Inc.	2,360	254,290
KBR Inc.	3,068	95,967
Kellogg Co.	5,251	347,826
KeyCorp	20,779	255,374
Kimberly-Clark Corp.	8,201	810,259
Kimco Realty Corp.	9,735	219,524
Kinder Morgan Inc.	14,337	541,365
Kinder Morgan Management LLC[b]	2,290	185,478
KLA-Tencor Corp.	3,422	200,632
Kohl’s Corp.	4,779	253,191
Kraft Foods Group Inc.	12,508	707,703
Kroger Co. (The)	10,443	410,097
L Brands Inc.	5,251	292,848
L-3 Communications Holdings Inc.	1,888	175,867
Laboratory Corp. of America Holdings[a,b]	2,124	205,476
Lam Research Corp.[b]	3,422	168,431
Las Vegas Sands Corp.	8,673	481,959
Legg Mason Inc.	2,596	89,276
Leggett & Platt Inc.	3,186	100,072
Lennar Corp. Class A	3,127	105,912
Leucadia National Corp.	6,490	174,127
Level 3 Communications Inc.[a,b]	3,599	79,358
Liberty Global PLC Series Ab	4,298	348,654

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2013

Security	Shares	Value

Liberty Global PLC Series C NVS[b]	3,277	$252,853
Liberty Interactive Corp. Series Ab	11,210	274,197
Liberty Media Corp.[b]	2,006	288,322
Liberty Property Trust	2,537	96,939
Life Technologies Corp.[b]	3,721	277,587
Lincoln National Corp.	6,254	260,604
Linear Technology Corp.	4,779	193,836
LinkedIn Corp. Class Ab	1,947	396,779
LKQ Corp.[b]	5,900	153,813
Lockheed Martin Corp.	5,664	680,360
Loews Corp.	7,198	327,869
Lorillard Inc.	8,024	341,261
Lowe’s Companies Inc.	23,542	1,049,502
LSI Corp.[b]	12,862	100,066
Lululemon Athletica Inc.[a,b]	2,183	151,871
LyondellBasell Industries NV Class A	8,968	616,191
M&T Bank Corp.	2,478	289,579
Macerich Co. (The)	2,802	173,864
Macy’s Inc.	8,673	419,253
Manpowergroup Inc.	1,888	126,251
Marathon Oil Corp.	14,868	540,601
Marathon Petroleum Corp.	7,021	514,850
Marriott International Inc. Class A	5,723	237,905
Marsh & McLennan Companies Inc.	11,859	496,536
Martin Marietta Materials Inc.	885	88,146
Marvell Technology Group Ltd.	10,325	133,915
Masco Corp.	8,024	164,652
MasterCard Inc. Class A	2,242	1,368,988
Mattel Inc.	7,257	305,012
Maxim Integrated Products Inc.	6,077	173,802
McCormick & Co. Inc. NVS	2,714	194,350
McDonald’s Corp.	21,240	2,083,219
McGraw Hill Financial Inc.	5,723	354,025
McKesson Corp.	5,074	622,377
MDU Resources Group Inc.	3,599	100,916
Mead Johnson Nutrition Co. Class A	4,366	318,019
MeadWestvaco Corp.	3,894	143,883
Medtronic Inc.	21,417	1,183,075
Merck & Co. Inc.	64,546	3,109,181
MetLife Inc.	19,824	959,878
MGM Resorts International[b]	7,729	126,060
Microchip Technology Inc.	4,071	161,782
Micron Technology Inc.[b]	21,476	284,557
Microsoft Corp.	168,799	5,372,872

Security	Shares	Value

Mohawk Industries Inc.[b]	1,357	$161,469
Molson Coors Brewing Co. Class B NVS	3,127	156,538
Mondelez International Inc. Class A	36,049	1,127,252
Monsanto Co.	11,387	1,124,808
Monster Beverage Corp.[b]	2,950	179,921
Moody’s Corp.	4,366	295,884
Morgan Stanley	31,506	857,278
Mosaic Co. (The)	6,431	264,250
Motorola Solutions Inc.	4,956	271,737
Murphy Oil Corp.	3,953	267,697
Mylan Inc.[b]	8,496	285,126
Nabors Industries Ltd.	5,959	91,709
NASDAQ OMX Group Inc. (The)	2,537	82,199
National Oilwell Varco Inc.	8,968	629,285
NetApp Inc.	7,611	312,964
Netflix Inc.[a,b]	1,062	259,362
New York Community Bancorp Inc.	9,263	140,520
Newell Rubbermaid Inc.	5,723	154,635
Newmont Mining Corp.	12,921	387,630
News Corp. Class A NVS[b]	8,072	128,587
NextEra Energy Inc.	8,909	771,609
Nielsen Holdings NV	4,543	151,827
Nike Inc. Class B	15,104	950,344
NiSource Inc.	6,195	190,310
Noble Corp.	5,369	205,096
Noble Energy Inc.	7,670	479,298
Nordstrom Inc.	3,481	213,176
Norfolk Southern Corp.	6,667	487,758
Northeast Utilities	6,667	296,081
Northern Trust Corp.	4,838	283,217
Northrop Grumman Corp.	4,661	429,092
NRG Energy Inc.	6,372	170,897
Nuance Communications Inc.[a,b]	5,310	99,616
Nucor Corp.	6,490	303,602
NVIDIA Corp.	12,921	186,450
NYSE Euronext Inc.	5,133	216,407
O’Reilly Automotive Inc.[b]	2,360	295,614
Occidental Petroleum Corp.	17,169	1,528,899
Oceaneering International Inc.	2,183	177,019
OGE Energy Corp.	4,130	154,462
Omnicare Inc.	2,478	130,814
Omnicom Group Inc.	5,428	348,858
ONEOK Inc.	4,543	240,552
Onyx Pharmaceuticals Inc.[b]	1,475	193,668

94	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2013

Security	Shares	Value

Oracle Corp.	80,594	$2,607,216
Owens-Illinois Inc.[b]	3,894	115,847
PACCAR Inc.	7,257	408,351
Pall Corp.	2,596	181,616
Parker Hannifin Corp.	3,245	335,144
PartnerRe Ltd.[a]	1,125	100,733
Patterson Companies Inc.	2,242	91,675
Paychex Inc.	6,962	274,581
Pentair Ltd. Registered	4,290	262,033
People’s United Financial Inc.	8,614	129,210
Pepco Holdings Inc.	5,251	107,908
PepsiCo Inc.	32,568	2,720,731
Perrigo Co.	1,947	242,187
PetSmart Inc.	2,242	164,159
Pfizer Inc.	141,207	4,127,481
PG&E Corp.	9,145	419,664
Philip Morris International Inc.	34,869	3,109,617
Phillips 66	12,685	780,128
Pinnacle West Capital Corp.	2,714	159,855
Pioneer Natural Resources Co.	2,773	429,150
Plum Creek Timber Co. Inc.[a]	4,248	207,217
PNC Financial Services Group Inc. (The)[e]	11,328	861,494
Polaris Industries Inc.	1,239	138,941
PPG Industries Inc.	2,891	463,832
PPL Corp.	12,390	393,630
Praxair Inc.	6,254	751,543
Precision Castparts Corp.	3,127	693,318
Priceline.com Inc.[b]	1,121	981,626
Principal Financial Group Inc.	6,667	289,081
Procter & Gamble Co. (The)	58,292	4,680,848
Progressive Corp. (The)	12,744	331,471
Prologis Inc.	10,443	400,593
Prudential Financial Inc.	9,971	787,410
Public Service Enterprise Group Inc.	10,620	358,850
Public Storage	3,068	488,487
PulteGroup Inc.[b]	6,785	112,835
PVH Corp.	1,711	225,493
QEP Resources Inc.	3,776	115,130
QUALCOMM Inc.	36,167	2,334,580
Quanta Services Inc.[b]	4,248	113,889
Quest Diagnostics Inc.	3,540	206,417
Rackspace Hosting Inc.[b]	2,596	117,573
Ralph Lauren Corp.	1,298	236,314
Range Resources Corp.	3,422	270,680

Security	Shares	Value

Raymond James Financial Inc.	2,360	$104,005
Rayonier Inc.[a]	2,124	124,127
Raytheon Co.	6,726	483,196
Realogy Holdings Corp.[b]	3,068	137,937
Realty Income Corp.[a]	3,520	152,803
Red Hat Inc.[b]	4,012	207,701
Regency Centers Corp.	2,065	108,887
Regeneron Pharmaceuticals Inc.[b]	1,593	430,206
Regions Financial Corp.	29,618	296,476
RenaissanceRe Holdings Ltd.	1,062	92,362
Republic Services Inc.	6,254	212,073
ResMed Inc.[a]	2,773	132,133
Reynolds American Inc.	6,962	344,132
Robert Half International Inc.	3,186	118,647
Rock-Tenn Co. Class A	1,475	168,666
Rockwell Automation Inc.	3,068	297,136
Rockwell Collins Inc.	3,009	214,151
Roper Industries Inc.	2,006	252,676
Ross Stores Inc.	4,779	322,439
Rowan Companies PLC Class Ab	2,596	89,173
Royal Caribbean Cruises Ltd.	3,304	125,849
Safeway Inc.	5,074	130,858
SAIC Inc.	5,251	80,288
Salesforce.com Inc.[b]	11,918	521,413
SanDisk Corp.[b]	5,133	282,931
SBA Communications Corp. Class Ab	2,714	201,080
SCANA Corp.	2,655	137,821
Schlumberger Ltd.	27,966	2,274,475
Scripps Networks Interactive Inc. Class A	1,888	133,614
Seagate Technology PLC	6,962	284,815
Sealed Air Corp.	4,602	125,358
Sears Holdings Corp.[a,b]	885	40,533
SEI Investments Co.	3,717	117,494
Sempra Energy	4,897	429,124
Sensata Technologies Holding NVb	2,419	90,906
Sherwin-Williams Co. (The)	1,888	328,833
Sigma-Aldrich Corp.	2,655	221,852
Simon Property Group Inc.	6,844	1,095,451
Sirius XM Radio Inc.	72,865	271,786
SL Green Realty Corp.	2,220	201,243
SLM Corp.	9,558	236,178
Southern Co. (The)	18,408	825,415
Southwest Airlines Co.	5,487	75,885

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2013

Security	Shares	Value

Southwestern Energy Co.[b]	7,434	$288,365
Spectra Energy Corp.	13,924	501,125
Sprint Corp.[b]	21,632	128,927
SPX Corp.	1,180	90,164
St. Jude Medical Inc.	5,959	312,192
Stanley Black & Decker Inc.	3,422	289,570
Staples Inc.	14,573	248,032
Starbucks Corp.	15,871	1,130,650
Starwood Hotels & Resorts Worldwide Inc.	4,307	284,908
State Street Corp.	9,558	665,906
Stericycle Inc.[b]	1,711	198,373
Stryker Corp.	6,195	436,500
SunTrust Banks Inc.	11,505	400,259
Superior Energy Services Inc.[b]	3,304	84,648
Symantec Corp.	14,986	399,826
Synopsys Inc.[b]	3,304	122,380
Sysco Corp.	12,803	441,832
T-Mobile US Inc.	3,454	83,276
T. Rowe Price Group Inc.	5,487	412,842
Target Corp.	12,980	924,825
TD Ameritrade Holding Corp.	5,369	145,124
TE Connectivity Ltd.	9,027	460,738
Teradata Corp.[b]	3,540	209,285
Tesoro Corp.	2,773	157,645
Texas Instruments Inc.	23,600	925,120
Textron Inc.	6,018	164,773
Thermo Fisher Scientific Inc.	7,611	693,438
Tiffany & Co.	2,596	206,408
Time Warner Cable Inc.	6,254	713,394
Time Warner Inc.	19,883	1,237,916
TJX Companies Inc. (The)	15,340	798,294
Toll Brothers Inc.[b]	3,081	101,272
Torchmark Corp.	2,065	146,780
Total System Services Inc.	3,776	103,500
Tractor Supply Co.	1,593	192,960
TransDigm Group Inc.	1,003	145,024
Travelers Companies Inc. (The)	7,965	665,476
Trimble Navigation Ltd.[b]	5,428	154,915
TripAdvisor Inc.[b]	2,360	177,047
TRW Automotive Holdings Corp.[b]	2,248	164,801
Twenty-First Century Fox Inc. Class A	32,273	964,317
Twenty-First Century Fox Inc. Class B	9,027	270,720

Security	Shares	Value

Tyco International Ltd.	9,971	$347,091
Tyson Foods Inc. Class A	6,136	169,476
U.S. Bancorp	39,884	1,488,471
UDR Inc.	5,546	138,872
Ulta Salon, Cosmetics & Fragrance Inc.[b]	1,357	136,921
Ultra Petroleum Corp.[a,b]	3,543	76,706
Under Armour Inc. Class Aa,b	1,593	106,938
Union Pacific Corp.	9,971	1,581,301
United Continental Holdings Inc.[b]	2,124	74,021
United Parcel Service Inc. Class B	15,458	1,341,754
United Technologies Corp.	18,349	1,937,104
UnitedHealth Group Inc.	21,653	1,577,421
Unum Group	6,077	192,276
Urban Outfitters Inc.[b]	2,478	105,464
Valero Energy Corp.	11,682	417,865
Varian Medical Systems Inc.[b]	2,419	175,378
Ventas Inc.	6,313	415,017
VeriSign Inc.[a,b]	3,245	155,241
Verisk Analytics Inc. Class Ab	3,068	197,456
Verizon Communications Inc.	60,711	3,003,980
Vertex Pharmaceuticals Inc.[b]	4,661	371,948
VF Corp.	1,888	371,936
Viacom Inc. Class B NVS	9,322	678,362
Visa Inc. Class A	11,269	1,994,726
VMware Inc. Class Ab	1,711	140,627
Vornado Realty Trust	3,540	300,227
Vulcan Materials Co.	2,832	133,614
W.R. Berkley Corp.	2,242	94,994
W.W. Grainger Inc.	1,239	324,791
Wal-Mart Stores Inc.	35,577	2,772,871
Walgreen Co.	18,998	954,650
Walt Disney Co. (The)	36,521	2,361,083
Warner Chilcott PLC Class A	4,602	98,069
Waste Management Inc.	9,204	386,844
Waters Corp.[b]	1,888	190,575
Weatherford International Ltd.[b]	16,756	233,914
WellPoint Inc.	6,372	545,188
Wells Fargo & Co.	106,672	4,640,232
Western Digital Corp.	4,484	288,680
Western Union Co.	12,154	218,286
Weyerhaeuser Co.	12,213	346,849
Whirlpool Corp.	1,652	221,269
Whiting Petroleum Corp.[b]	2,537	130,579
Whole Foods Market Inc.	7,316	406,623

96	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2013

Security	Shares	Value

Williams Companies Inc. (The)	14,691	$501,991
Willis Group Holdings PLC	3,658	156,562
Windstream Corp.[a]	11,859	99,023
Wisconsin Energy Corp.	4,838	210,356
Wyndham Worldwide Corp.	3,009	187,461
Wynn Resorts Ltd.	1,711	227,785
Xcel Energy Inc.	10,266	307,467
Xerox Corp.	25,311	245,517
Xilinx Inc.	5,723	267,207
XL Group PLC	6,490	203,462
Xylem Inc.	3,540	88,252
Yahoo! Inc.[b]	21,004	590,002
Yum! Brands Inc.	9,617	701,272
Zimmer Holdings Inc.	3,776	315,220
Zoetis Inc.	10,583	315,479

		336,589,256

TOTAL COMMON STOCKS
(Cost: $496,558,583)		559,294,641

PREFERRED STOCKS — 0.29%

GERMANY — 0.29%
Bayerische Motoren Werke AG	944	71,637
Fuchs Petrolub AG	649	48,596
Henkel AG & Co. KGaA	3,776	369,228
Porsche Automobil Holding SE	3,245	275,940
ProSiebenSat.1 Media AG	2,183	89,396
RWE AG NVS[a]	1,003	30,073
Volkswagen AG	3,068	727,792

		1,612,662

TOTAL PREFERRED STOCKS
(Cost: $1,223,339)		1,612,662

RIGHTS — 0.01%

HONG KONG — 0.00%
New Hotel[b]	800	—

		—
SPAIN — 0.01%
Banco Santander SAb	246,572	54,023
CaixaBank SA New[b]	24,082	1,695
Zardoya Otis SAb	3,673	2,087

		57,805

TOTAL RIGHTS
(Cost: $52,070)		57,805

Security	Shares	Value

SHORT-TERM INVESTMENTS — 1.01%

MONEY MARKET FUNDS — 1.01%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[e,f,g]	5,180,975	$5,180,975
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[e,f,g]	331,759	331,759
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	178,161	178,161

		5,690,895

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,690,895)		5,690,895

TOTAL INVESTMENTS IN SECURITIES — 100.82%
(Cost: $503,524,887)		566,656,003
Other Assets, Less Liabilities — (0.82)%		(4,597,228)

NET ASSETS — 100.00%		$562,058,775

FDR  —  Fiduciary Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	97

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2013

	iShares Developed Small-Cap ex North America ETF	iShares MSCI ACWI ETF	iShares MSCI ACWI ex U.S. ETF

ASSETS
Investments, at cost:
Unaffiliated	$38,949,456	$3,591,853,648	$1,537,790,925
Affiliated (Note 2)	1,460,140	56,331,722	16,042,232

Total cost of investments	$40,409,596	$3,648,185,370	$1,553,833,157

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$38,986,163	$4,031,691,482	$1,599,341,330
Affiliated (Note 2)	1,460,140	58,418,916	16,042,232

Total fair value of investments	40,446,303	4,090,110,398	1,615,383,562
Foreign currency, at value[b]	78,859	2,231,435	2,117,003
Cash	—	3,797	2,609
Receivables:
Investment securities sold	—	6,034	—
Due from custodian (Note 4)	—	358,879	47,864
Dividends and interest	79,910	6,694,124	3,432,252
Capital shares sold	—	—	1,667,697

Total Assets	40,605,072	4,099,404,667	1,622,650,987

LIABILITIES
Payables:
Investment securities purchased	—	358,879	2,750,949
Collateral for securities on loan (Note 5)	1,459,145	47,913,783	14,610,380
Foreign taxes (Note 1)	—	2,010	1,917
Investment advisory fees (Note 2)	16,325	1,168,627	417,614

Total Liabilities	1,475,470	49,443,299	17,780,860

NET ASSETS	$39,129,602	$4,049,961,368	$1,604,870,127

Net assets consist of:
Paid-in capital	$43,066,411	$3,670,114,166	$1,599,209,155
Undistributed (distributions in excess of) net investment income	(173,721)	3,557,164	699,180
Accumulated net realized loss	(3,800,086)	(65,577,104)	(56,554,045)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	36,998	441,867,142	61,515,837

NET ASSETS	$39,129,602	$4,049,961,368	$1,604,870,127

Shares outstanding[c]	1,000,000	77,400,000	37,800,000

Net asset value per share	$39.13	$52.33	$42.46

[a]	Securities on loan with values of $1,369,877, $46,156,228 and $13,809,306, respectively. See Note 5.
[b]	Cost of foreign currency: $78,784, $2,245,600 and $2,122,670, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

98	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2013

	iShares MSCI Emerging Markets Financials ETF	iShares MSCI Emerging Markets Materials ETF	iShares MSCI Europe Financials ETF

ASSETS
Investments, at cost:
Unaffiliated	$7,143,833	$7,951,657	$85,319,303
Affiliated (Note 2)	67,947	75,575	134,744

Total cost of investments	$7,211,780	$8,027,232	$85,454,047

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$5,882,825	$4,601,780	$93,924,383
Affiliated (Note 2)	67,947	75,575	134,744

Total fair value of investments	5,950,772	4,677,355	94,059,127
Foreign currency, at value[b]	11,620	8,649	62,303
Receivables:
Due from custodian (Note 4)	—	—	24,545
Dividends and interest	6,833	11,761	45,612
Capital shares sold	—	—	8,518

Total Assets	5,969,225	4,697,765	94,200,105

LIABILITIES
Payables:
Investment securities purchased	—	4,434	24,545
Collateral for securities on loan (Note 5)	65,162	71,499	101,623
Investment advisory fees (Note 2)	3,400	2,725	34,464

Total Liabilities	68,562	78,658	160,632

NET ASSETS	$5,900,663	$4,619,107	$94,039,473

Net assets consist of:
Paid-in capital	$7,453,534	$8,656,689	$87,102,497
Undistributed (distributions in excess of) net investment income	(1,240)	5,292	118,002
Accumulated net realized loss	(290,557)	(693,170)	(1,787,317)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(1,261,074)	(3,349,704)	8,606,291

NET ASSETS	$5,900,663	$4,619,107	$94,039,473

Shares outstanding[c]	250,000	300,000	4,350,000

Net asset value per share	$23.60	$15.40	$21.62

[a]	Securities on loan with values of $60,807, $65,762 and $92,388, respectively. See Note 5.
[b]	Cost of foreign currency: $11,712, $8,751 and $61,645, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	99

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2013

	iShares MSCI Far East Financials ETF	iShares MSCI Kokusai ETF

ASSETS
Investments, at cost:
Unaffiliated	$8,470,257	$496,537,160
Affiliated (Note 2)	38,997	6,987,727

Total cost of investments	$8,509,254	$503,524,887

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$8,681,100	$559,305,103
Affiliated (Note 2)	38,997	7,350,900

Total fair value of investments	8,720,097	566,656,003
Foreign currency, at value[b]	6,140	225,581
Receivables:
Investment securities sold	—	8,368
Dividends and interest	6,478	814,178

Total Assets	8,732,715	567,704,130

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	37,213	5,512,734
Securities related to in-kind transactions (Note 4)	—	7,744
Investment advisory fees (Note 2)	3,629	124,877

Total Liabilities	40,842	5,645,355

NET ASSETS	$8,691,873	$562,058,775

Net assets consist of:
Paid-in capital	$8,588,593	$512,635,640
Undistributed (distributions in excess of) net investment income	(14,310)	439,183
Accumulated net realized loss	(93,215)	(14,144,792)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	210,805	63,128,744

NET ASSETS	$8,691,873	$562,058,775

Shares outstanding[c]	300,000	11,800,000

Net asset value per share	$28.97	$47.63

[a]	Securities on loan with values of $34,974 and $5,350,780, respectively. See Note 5.
[b]	Cost of foreign currency: $6,145 and $224,255, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

100	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2013

	iShares Developed Small-Cap ex North America ETF	iShares MSCI ACWI ETF	iShares MSCI ACWI ex U.S. ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,015,164	$93,199,225	$39,580,166
Dividends — affiliated (Note 2)	—	186,458	—
Interest — unaffiliated	149	461	401
Interest — affiliated (Note 2)	10	1,960	521
Securities lending income — affiliated (Note 2)	35,581	523,841	263,982

Total investment income	1,050,904	93,911,945	39,845,070

EXPENSES
Investment advisory fees (Note 2)	160,857	11,889,867	4,360,188

Total expenses	160,857	11,889,867	4,360,188

Net investment income	890,047	82,022,078	35,484,882

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(789,248)	(18,795,907)	(16,605,238)
In-kind redemptions — unaffiliated	—	117,235,501	23,665,743
In-kind redemptions — affiliated (Note 2)	—	233,213	—
Foreign currency transactions	(5,244)	(523,764)	(387,036)

Net realized gain (loss)	(794,492)	98,149,043	6,673,469

Net change in unrealized appreciation/depreciation on:
Investments	7,063,734	443,691,383	135,700,523
Translation of assets and liabilities in foreign currencies	(14)	(47,114)	(26,614)

Net change in unrealized appreciation/depreciation	7,063,720	443,644,269	135,673,909

Net realized and unrealized gain	6,269,228	541,793,312	142,347,378

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,159,275	$623,815,390	$177,832,260

[a]	Net of foreign withholding tax of $70,833, $5,350,947 and $3,628,781, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	101

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2013

	iShares MSCI Emerging Markets Financials ETF	iShares MSCI Emerging Markets Materials ETF	iShares MSCI Europe Financials ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$159,004	$199,479	$1,657,647
Interest — affiliated (Note 2)	2	5	10
Securities lending income — affiliated (Note 2)	732	5,807	5,278

Total investment income	159,738	205,291	1,662,935

EXPENSES
Investment advisory fees (Note 2)	35,832	45,035	213,628

Total expenses	35,832	45,035	213,628

Net investment income	123,906	160,256	1,449,307

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(55,220)	(332,471)	(863,977)
In-kind redemptions — unaffiliated	69,207	(599,333)	645,245
Foreign currency transactions	(441)	417	2,804

Net realized gain (loss)	13,546	(931,387)	(215,928)

Net change in unrealized appreciation/depreciation on:
Investments	(349,782)	(429,388)	11,847,900
Translation of assets and liabilities in foreign currencies	(90)	(545)	1,424

Net change in unrealized appreciation/depreciation	(349,872)	(429,933)	11,849,324

Net realized and unrealized gain (loss)	(336,326)	(1,361,320)	11,633,396

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(212,420)	$(1,201,064)	$13,082,703

[a]	Net of foreign withholding tax of $18,977, $22,028 and $116,164, respectively.

See notes to financial statements.

102	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2013

	iShares MSCI Far East Financials ETF	iShares MSCI Kokusai ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$103,644	$17,179,610
Dividends — affiliated (Note 2)	—	44,803
Interest — unaffiliated	—	222
Interest — affiliated (Note 2)	1	442
Securities lending income — affiliated (Note 2)	159	58,805

Total investment income	103,804	17,283,882

EXPENSES
Investment advisory fees (Note 2)	19,485	1,572,221

Total expenses	19,485	1,572,221

Net investment income	84,319	15,711,661

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(35,133)	(5,067,489)
Investments — affiliated (Note 2)	—	763
In-kind redemptions — unaffiliated	4,560	39,299,864
In-kind redemptions — affiliated (Note 2)	—	123,423
Foreign currency transactions	(2,857)	(9,096)

Net realized gain (loss)	(33,430)	34,347,465

Net change in unrealized appreciation/depreciation on:
Investments	268,287	80,806,774
Translation of assets and liabilities in foreign currencies	(95)	(3,728)

Net change in unrealized appreciation/depreciation	268,192	80,803,046

Net realized and unrealized gain	234,762	115,150,511

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$319,081	$130,862,172

[a]	Net of foreign withholding tax of $4,061 and $837,287, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	103

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Developed Small-Cap ex North America ETF		iShares MSCI ACWI ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$890,047	$843,411	$82,022,078	$58,493,739
Net realized gain (loss)	(794,492)	231,781	98,149,043	28,173,548
Net change in unrealized appreciation/depreciation	7,063,720	(6,492,991)	443,644,269	(149,661,284)

Net increase (decrease) in net assets resulting from operations	7,159,275	(5,417,799)	623,815,390	(62,993,997)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,030,942)	(1,040,645)	(81,254,852)	(57,778,010)

Total distributions to shareholders	(1,030,942)	(1,040,645)	(81,254,852)	(57,778,010)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,666,364	—	1,201,558,138	1,053,930,628
Cost of shares redeemed	—	(6,874,567)	(393,622,369)	(265,792,398)

Net increase (decrease) in net assets from capital share transactions	7,666,364	(6,874,567)	807,935,769	788,138,230

INCREASE (DECREASE) IN NET ASSETS	13,794,697	(13,333,011)	1,350,496,307	667,366,223

NET ASSETS
Beginning of year	25,334,905	38,667,916	2,699,465,061	2,032,098,838

End of year	$39,129,602	$25,334,905	$4,049,961,368	$2,699,465,061

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(173,721)	$(136,841)	$3,557,164	$2,933,846

SHARES ISSUED AND REDEEMED
Shares sold	200,000	—	24,400,000	23,800,000
Shares redeemed	—	(200,000)	(7,800,000)	(6,100,000)

Net increase (decrease) in shares outstanding	200,000	(200,000)	16,600,000	17,700,000

See notes to financial statements.

104	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI ACWI ex U.S. ETF		iShares MSCI Emerging Markets Financials ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$35,484,882	$26,702,932	$123,906	$130,210
Net realized gain (loss)	6,673,469	(9,326,856)	13,546	(3,571,198)
Net change in unrealized appreciation/depreciation	135,673,909	(137,568,069)	(349,872)	(441,771)

Net increase (decrease) in net assets resulting from operations	177,832,260	(120,191,993)	(212,420)	(3,882,759)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(34,921,642)	(28,047,002)	(121,037)	(149,547)
Return of capital	—	—	—	(80,102)

Total distributions to shareholders	(34,921,642)	(28,047,002)	(121,037)	(229,649)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	603,024,666	255,617,643	3,983,643	—
Cost of shares redeemed	(127,212,142)	(106,226,183)	(1,209,955)	(14,671,890)

Net increase (decrease) in net assets from capital share transactions	475,812,524	149,391,460	2,773,688	(14,671,890)

INCREASE (DECREASE) IN NET ASSETS	618,723,142	1,152,465	2,440,231	(18,784,298)

NET ASSETS
Beginning of year	986,146,985	984,994,520	3,460,432	22,244,730

End of year	$1,604,870,127	$986,146,985	$5,900,663	$3,460,432

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$699,180	$243,365	$(1,240)	$(5,502)

SHARES ISSUED AND REDEEMED
Shares sold	14,600,000	6,800,000	150,000	—
Shares redeemed	(3,200,000)	(2,800,000)	(50,000)	(650,000)

Net increase (decrease) in shares outstanding	11,400,000	4,000,000	100,000	(650,000)

See notes to financial statements.

FINANCIAL STATEMENTS	105

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Emerging Markets Materials ETF		iShares MSCI Europe Financials ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$160,256	$262,923	$1,449,307	$724,066
Net realized loss	(931,387)	(385,932)	(215,928)	(516,937)
Net change in unrealized appreciation/depreciation	(429,933)	(2,878,544)	11,849,324	(2,419,743)

Net increase (decrease) in net assets resulting from operations	(1,201,064)	(3,001,553)	13,082,703	(2,212,614)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(186,408)	(263,183)	(1,367,561)	(672,270)

Total distributions to shareholders	(186,408)	(263,183)	(1,367,561)	(672,270)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,185,687	—	63,245,906	29,015,679
Cost of shares redeemed	(3,767,235)	(2,187,980)	(2,688,416)	(11,617,153)

Net increase (decrease) in net assets from capital share transactions	(581,548)	(2,187,980)	60,557,490	17,398,526

INCREASE (DECREASE) IN NET ASSETS	(1,969,020)	(5,452,716)	72,272,632	14,513,642

NET ASSETS
Beginning of year	6,588,127	12,040,843	21,766,841	7,253,199

End of year	$4,619,107	$6,588,127	$94,039,473	$21,766,841

Undistributed net investment income included in net assets at end of year	$5,292	$31,027	$118,002	$26,567

SHARES ISSUED AND REDEEMED
Shares sold	150,000	—	3,050,000	1,850,000
Shares redeemed	(200,000)	(100,000)	(150,000)	(750,000)

Net increase (decrease) in shares outstanding	(50,000)	(100,000)	2,900,000	1,100,000

See notes to financial statements.

106	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Far East Financials ETF		iShares MSCI Kokusai ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$84,319	$62,511	$15,711,661	$15,732,716
Net realized gain (loss)	(33,430)	(18,765)	34,347,465	13,979,768
Net change in unrealized appreciation/depreciation	268,192	(187,500)	80,803,046	(32,961,883)

Net increase (decrease) in net assets resulting from operations	319,081	(143,754)	130,862,172	(3,249,399)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(90,218)	(66,352)	(16,039,516)	(15,902,620)

Total distributions to shareholders	(90,218)	(66,352)	(16,039,516)	(15,902,620)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,313,424	—	25,063,289	118,234,887
Cost of shares redeemed	(1,172,614)	—	(172,897,011)	(143,710,860)

Net increase (decrease) in net assets from capital share transactions	6,140,810	—	(147,833,722)	(25,475,973)

INCREASE (DECREASE) IN NET ASSETS	6,369,673	(210,106)	(33,011,066)	(44,627,992)

NET ASSETS
Beginning of year	2,322,200	2,532,306	595,069,841	639,697,833

End of year	$8,691,873	$2,322,200	$562,058,775	$595,069,841

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(14,310)	$(18,380)	$439,183	$627,640

SHARES ISSUED AND REDEEMED
Shares sold	250,000	—	600,000	3,200,000
Shares redeemed	(50,000)	—	(3,800,000)	(3,800,000)

Net increase (decrease) in shares outstanding	200,000	—	(3,200,000)	(600,000)

See notes to financial statements.

FINANCIAL STATEMENTS	107

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Developed Small-Cap ex North America ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009
Net asset value, beginning of year	$31.67	$38.67	$32.68	$29.16	$38.93

Income from investment operations:
Net investment income[a]	1.02	0.89	0.85	0.63	0.67
Net realized and unrealized gain (loss)[b]	7.59	(6.71)	6.24	3.60	(9.78)

Total from investment operations	8.61	(5.82)	7.09	4.23	(9.11)

Less distributions from:
Net investment income	(1.15)	(1.18)	(1.10)	(0.71)	(0.66)

Total distributions	(1.15)	(1.18)	(1.10)	(0.71)	(0.66)

Net asset value, end of year	$39.13	$31.67	$38.67	$32.68	$29.16

Total return	27.59%	(14.93)%	21.80%	14.57%	(23.06)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$39,130	$25,335	$38,668	$32,684	$23,327
Ratio of expenses to average net assets[c]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	2.77%	2.70%	2.23%	1.96%	2.64%
Portfolio turnover rate[d]	24%	25%	25%	17%	17%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Ratios for the periods ended July 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

108	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI ACWI ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009
Net asset value, beginning of year	$44.40	$47.15	$40.94	$37.62	$47.89

Income from investment operations:
Net investment income[a]	1.16	1.10	1.02	0.85	0.82
Net realized and unrealized gain (loss)[b]	7.88	(2.80)	6.20	3.11	(10.63)

Total from investment operations	9.04	(1.70)	7.22	3.96	(9.81)

Less distributions from:
Net investment income	(1.11)	(1.05)	(1.01)	(0.64)	(0.46)

Total distributions	(1.11)	(1.05)	(1.01)	(0.64)	(0.46)

Net asset value, end of year	$52.33	$44.40	$47.15	$40.94	$37.62

Total return	20.54%	(3.47)%	17.68%	10.55%	(20.31)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,049,961	$2,699,465	$2,032,099	$1,215,853	$492,820
Ratio of expenses to average net assets[c]	0.34%	0.34%	0.34%	0.35%	0.35%
Ratio of net investment income to average net assets	2.34%	2.53%	2.20%	2.06%	2.50%
Portfolio turnover rate[d]	6%	6%	5%	7%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Ratios for the periods ended July 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the year ended July 31, 2013 was 5%. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	109

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI ACWI ex U.S. ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009
Net asset value, beginning of year	$37.35	$43.97	$38.84	$36.57	$48.35

Income from investment operations:
Net investment income[a]	1.15	1.16	1.17	0.94	0.94
Net realized and unrealized gain (loss)[b]	5.05	(6.59)	5.08	2.12	(12.03)

Total from investment operations	6.20	(5.43)	6.25	3.06	(11.09)

Less distributions from:
Net investment income	(1.09)	(1.19)	(1.12)	(0.79)	(0.69)

Total distributions	(1.09)	(1.19)	(1.12)	(0.79)	(0.69)

Net asset value, end of year	$42.46	$37.35	$43.97	$38.84	$36.57

Total return	16.74%	(12.24)%	16.16%	8.42%	(22.70)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,604,870	$986,147	$984,995	$675,865	$270,643
Ratio of expenses to average net assets[c]	0.34%	0.34%	0.34%	0.35%	0.35%
Ratio of net investment income to average net assets	2.76%	3.04%	2.68%	2.40%	3.14%
Portfolio turnover rate[d]	7%	9%	7%	10%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Ratios for the periods ended July 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the year ended July 31, 2013 was 6%. See Note 4.

See notes to financial statements.

110	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Financials ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Period from Jan. 20, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$23.07	$27.81	$26.24	$24.65

Income from investment operations:
Net investment income[b]	0.59	0.43	0.60	0.26
Net realized and unrealized gain (loss)[c]	0.45	(3.64)	1.38	1.55

Total from investment operations	1.04	(3.21)	1.98	1.81

Less distributions from:
Net investment income	(0.51)	(1.00)	(0.41)	(0.22)
Return of capital	—	(0.53)	—	—

Total distributions	(0.51)	(1.53)	(0.41)	(0.22)

Net asset value, end of period	$23.60	$23.07	$27.81	$26.24

Total return	4.50%	(10.89)%	7.59%	7.38%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,901	$3,460	$22,245	$2,624
Ratio of expenses to average net assets[e]	0.67%	0.69%	0.67%	0.69%
Ratio of expenses to average net assets prior to waived fees	n/a	n/a	0.68%	n/a
Ratio of net investment income to average net assets[e]	2.31%	1.88%	2.10%	2.03%
Portfolio turnover rate[f]	3%	2%	6%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	111

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Materials ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Period from Jan. 20, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$18.82	$26.76	$22.86	$24.43

Income from investment operations:
Net investment income[b]	0.46	0.67	0.43	0.17
Net realized and unrealized gain (loss)[c]	(3.31)	(7.92)	3.79	(1.64)

Total from investment operations	(2.85)	(7.25)	4.22	(1.47)

Less distributions from:
Net investment income	(0.57)	(0.69)	(0.32)	(0.10)

Total distributions	(0.57)	(0.69)	(0.32)	(0.10)

Net asset value, end of period	$15.40	$18.82	$26.76	$22.86

Total return	(15.52)%	(27.11)%	18.48%	(6.00)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,619	$6,588	$12,041	$5,715
Ratio of expenses to average net assets[e]	0.67%	0.69%	0.67%	0.69%
Ratio of expenses to average net assets prior to waived fees	n/a	n/a	0.68%	n/a
Ratio of net investment income to average net assets[e]	2.38%	3.18%	1.59%	1.46%
Portfolio turnover rate[f]	5%	5%	6%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

112	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Europe Financials ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Period from Jan. 20, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$15.01	$20.72	$22.05	$23.65

Income from investment operations:
Net investment income[b]	0.64	0.72	0.48	0.28
Net realized and unrealized gain (loss)[c]	6.41	(5.96)	(1.10)	(1.68)

Total from investment operations	7.05	(5.24)	(0.62)	(1.40)

Less distributions from:
Net investment income	(0.44)	(0.47)	(0.71)	(0.20)

Total distributions	(0.44)	(0.47)	(0.71)	(0.20)

Net asset value, end of period	$21.62	$15.01	$20.72	$22.05

Total return	47.30%	(25.30)%	(2.95)%	(5.82)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$94,039	$21,767	$7,253	$12,126
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	3.26%	4.51%	2.13%	2.55%
Portfolio turnover rate[f]	7%	8%	10%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	113

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Far East Financials ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Period from Jan. 20, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$23.22	$25.32	$23.16	$24.56

Income from investment operations:
Net investment income[b]	0.59	0.63	0.51	0.30
Net realized and unrealized gain (loss)[c]	5.88	(2.07)	2.33	(1.40)

Total from investment operations	6.47	(1.44)	2.84	(1.10)

Less distributions from:
Net investment income	(0.72)	(0.66)	(0.68)	(0.30)

Total distributions	(0.72)	(0.66)	(0.68)	(0.30)

Net asset value, end of period	$28.97	$23.22	$25.32	$23.16

Total return	28.25%	(5.41)%	12.33%	(4.46)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$8,692	$2,322	$2,532	$2,316
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.08%	2.79%	2.02%	2.38%
Portfolio turnover rate[f]	13%	7%	9%	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

114	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Kokusai ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009
Net asset value, beginning of year	$39.67	$41.01	$35.12	$32.24	$42.35

Income from investment operations:
Net investment income[a]	1.10	1.01	1.01	0.82	0.74
Net realized and unrealized gain (loss)[b]	8.03	(1.33)	5.80	2.68	(9.98)

Total from investment operations	9.13	(0.32)	6.81	3.50	(9.24)

Less distributions from:
Net investment income	(1.17)	(1.02)	(0.92)	(0.62)	(0.87)

Total distributions	(1.17)	(1.02)	(0.92)	(0.62)	(0.87)

Net asset value, end of year	$47.63	$39.67	$41.01	$35.12	$32.24

Total return	23.26%	(0.62)%	19.45%	10.88%	(21.54)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$562,059	$595,070	$639,698	$245,857	$83,818
Ratio of expenses to average net assets[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.50%	2.62%	2.49%	2.29%	2.67%
Portfolio turnover rate[d]	4%	5%	4%	5%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Ratios for the periods ended July 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	115

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name [a]	Diversification Classification
Developed Small-Cap ex North America	iShares FTSE Developed Small Cap ex-North America Index Fund	Diversified
MSCI ACWI	iShares MSCI ACWI Index Fund	Non-diversified
MSCI ACWI ex U.S.	iShares MSCI ACWI ex US Index Fund	Non-diversified
MSCI Emerging Markets Financials	iShares MSCI Emerging Markets Financials Sector Index Fund	Non-diversified
MSCI Emerging Markets Materials	iShares MSCI Emerging Markets Materials Sector Index Fund	Non-diversified
MSCI Europe Financials	iShares MSCI Europe Financials Sector Index Fund	Non-diversified
MSCI Far East Financials	iShares MSCI Far East Financials Sector Index Fund	Non-diversified
MSCI Kokusai	iShares MSCI Kokusai Index Fund	Diversified

[a]	The Funds changed their names effective July 1, 2013, with the exception of the iShares MSCI Kokusai ETF which changed its name effective May 1, 2013.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

116	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

NOTES TO FINANCIAL STATEMENTS	117

Notes to Financial Statements (Continued)

iSHARES® TRUST

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Developed Small-Cap ex North America
Assets:
Common Stocks	$38,683,936	$10,906	$3,143	$38,697,985
Investment Companies	64,209	—	—	64,209
Preferred Stocks	223,656	—	—	223,656
Rights	174	3	—	177
Warrants	136	—	—	136
Money Market Funds	1,460,140	—	—	1,460,140

	$40,432,251	$10,909	$3,143	$40,446,303

MSCI ACWI
Assets:
Common Stocks	$4,000,466,012	$1,314,372	$—	$4,001,780,384
Preferred Stocks	38,663,453	—	—	38,663,453
Rights	—	242,480	—	242,480
Money Market Funds	49,424,081	—	—	49,424,081

	$4,088,553,546	$1,556,852	$—	$4,090,110,398

MSCI ACWI ex U.S.
Assets:
Common Stocks	$1,567,695,886	$1,025,947	$1	$1,568,721,834
Preferred Stocks	30,397,846	—	—	30,397,846
Rights	2,487	219,163	—	221,650
Money Market Funds	16,042,232	—	—	16,042,232

	$1,614,138,451	$1,245,110	$1	$1,615,383,562

118	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Investment Type	Investments
	Level 1	Level 2		Level 3		Total
MSCI Emerging Markets Financials
Assets:
Common Stocks	$5,410,617	$—		$—		$5,410,617
Preferred Stocks	472,208	—		—		472,208
Money Market Funds	67,947	—		—		67,947

	$5,950,772	$—		$—		$5,950,772

MSCI Emerging Markets Materials
Assets:
Common Stocks	$3,986,571	$142,565		$—		$4,129,136
Preferred Stocks	472,644	—		—		472,644
Money Market Funds	75,575	—		—		75,575

	$4,534,790	$142,565		$—		$4,677,355

MSCI Europe Financials
Assets:
Common Stocks	$93,794,284	$—		$0	[a]	$93,794,284
Rights	4,446	125,653		—		130,099
Money Market Funds	134,744	—		—		134,744

	$93,933,474	$125,653		$0	[a]	$94,059,127

MSCI Far East Financials
Assets:
Common Stocks	$8,681,100	$—		$—		$8,681,100
Rights	—	0	[a]	—		0	[a]
Money Market Funds	38,997	—		—		38,997

	$8,720,097	$0	[a]	$—		$8,720,097

MSCI Kokusai
Assets:
Common Stocks	$559,294,640	$—		$1		$559,294,641
Preferred Stocks	1,612,662	—		—		1,612,662
Rights	1,695	56,110		—		57,805
Money Market Funds	5,690,895	—		—		5,690,895

	$566,599,892	$56,110		$1		$566,656,003

[a]	Rounds to less than $1.

The iShares MSCI Emerging Markets Materials ETF had transfers from Level 1 to Level 2 during the year ended July 31, 2013 in the amount of $142,565, resulting from a Global Depositary Receipt (GDR) that temporarily had no trading volume. As a result, the GDR was valued based on the quoted price of the underlying equity shares of the GDR from the primary exchange on which the underlying shares trade.

NOTES TO FINANCIAL STATEMENTS	119

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of July 31, 2013, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

120	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI ACWI and iShares MSCI ACWI ex U.S. ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.35%	First $30 billion
0.32	Over $30 billion, up to and including $60 billion
0.28	Over $60 billion

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI ACWI and iShares MSCI ACWI ex U.S. ETF through June 30, 2014 in an amount equal to the investment advisory fees payable on the amount of each Fund’s investment in other iShares funds. The Funds did not hold any iShares funds during the year ended July 31, 2013.

For its investment advisory services to each of the iShares MSCI Emerging Markets Financials and iShares MSCI Emerging Markets Materials ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion
0.56	Over $42 billion, up to and including $56 billion
0.50	Over $56 billion, up to and including $70 billion
0.45	Over $70 billion, up to and including $84 billion
0.40	Over $84 billion

NOTES TO FINANCIAL STATEMENTS	121

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Developed Small-Cap ex North America	0.50%
MSCI Europe Financials	0.48
MSCI Far East Financials	0.48
MSCI Kokusai	0.25

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended July 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iShares ETF	Securities Lending Agent Fees
Developed Small-Cap ex North America	$19,159
MSCI ACWI	282,068
MSCI ACWI ex U.S.	142,143
MSCI Emerging Markets Financials	394

iShares ETF	Securities Lending Agent Fees
MSCI Emerging Markets Materials	$3,127
MSCI Europe Financials	2,842
MSCI Far East Financials	86
MSCI Kokusai	31,664

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain Funds, in order to improve their portfolio liquidity and its ability to track their underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

122	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
MSCI ACWI
BlackRock Inc.	9,003	3,538	(1,131)	11,410	$3,217,164	$66,140	$102,422
PNC Financial Services Group Inc. (The)	59,704	23,912	(7,644)	75,972	5,777,671	120,318	130,791

					$8,994,835	$186,458	$233,213

MSCI Kokusai
BlackRock Inc.	3,600	144	(912)	2,832	$798,511	$22,000	$74,865
PNC Financial Services Group Inc. (The)	14,250	890	(3,812)	11,328	861,494	22,803	49,321

					$1,660,005	$44,803	$124,186

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2013 were as follows:

iShares ETF	Purchases	Sales
Developed Small-Cap ex North America	$7,511,182	$7,548,808
MSCI ACWI	239,097,030	195,683,771
MSCI ACWI ex U.S.	133,094,553	85,168,054
MSCI Emerging Markets Financials	285,595	176,366
MSCI Emerging Markets Materials	349,226	364,032
MSCI Europe Financials	3,845,113	3,468,023
MSCI Far East Financials	547,191	512,897
MSCI Kokusai	26,940,175	28,637,063

NOTES TO FINANCIAL STATEMENTS	123

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended July 31, 2013 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Developed Small-Cap ex North America	$7,562,216	$—
MSCI ACWI	1,134,060,128	371,980,007
MSCI ACWI ex U.S.	540,534,557	113,906,916
MSCI Emerging Markets Financials	3,830,469	1,174,841
MSCI Emerging Markets Materials	3,178,996	3,751,263
MSCI Europe Financials	62,872,129	2,680,147
MSCI Far East Financials	7,159,797	1,068,197
MSCI Kokusai	24,724,105	170,613,638

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

124	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of July 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Developed Small-Cap ex North America	$—	$104,015	$(104,015)
MSCI ACWI	114,966,293	(143,908)	(114,822,385)
MSCI ACWI ex U.S.	21,569,589	(107,425)	(21,462,164)
MSCI Emerging Markets Financials	66,723	1,393	(68,116)
MSCI Emerging Markets Materials	(601,017)	417	600,600
MSCI Europe Financials	518,758	9,689	(528,447)
MSCI Far East Financials	(7,862)	9,969	(2,107)
MSCI Kokusai	38,002,807	139,398	(38,142,205)

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 was as follows:

iShares ETF	2013	2012
Developed Small-Cap ex North America
Ordinary income	$1,030,942	$1,040,645

MSCI ACWI
Ordinary income	$81,254,852	$57,778,010

MSCI ACWI ex U.S.
Ordinary income	$34,921,642	$28,047,002

MSCI Emerging Markets Financials
Ordinary income	$121,037	$149,547
Return of capital	—	80,102

	$121,037	$229,649

NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	2013	2012
MSCI Emerging Markets Materials
Ordinary income	$186,408	$263,183

MSCI Europe Financials
Ordinary income	$1,367,561	$672,270

MSCI Far East Financials
Ordinary income	$90,218	$66,352

MSCI Kokusai
Ordinary income	$16,039,516	$15,902,620

As of July 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Developed Small-Cap ex North America	$250,540	$(3,051,125)	$(792,293)	$(343,931)	$(3,936,809)
MSCI ACWI	6,669,840	(36,412,405)	420,097,678	(10,507,911)	379,847,202
MSCI ACWI ex U.S.	4,086,579	(34,664,786)	45,098,142	(8,858,963)	5,660,972
MSCI Emerging Markets Financials	2,428	(235,344)	(1,265,640)	(54,315)	(1,552,871)
MSCI Emerging Markets Materials	5,292	(365,182)	(3,350,581)	(327,111)	(4,037,582)
MSCI Europe Financials	350,479	(298,202)	7,012,980	(128,281)	6,936,976
MSCI Far East Financials	39,181	(55,766)	134,338	(14,473)	103,280
MSCI Kokusai	708,236	(8,550,889)	61,707,495	(4,441,707)	49,423,135

[a]

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purpose of unrealized gains on investments in passive foreign investment companies.

[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2014.

As of July 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
Developed Small-Cap ex North America	$1,198,622	$373,813	$1,478,690	$—	$3,051,125
MSCI ACWI	23,931,817	568,319	5,090,715	6,821,554	36,412,405
MSCI ACWI ex U.S.	19,325,852	450,894	7,365,062	7,522,978	34,664,786
MSCI Emerging Markets Financials	215,209	—	—	20,135	235,344
MSCI Emerging Markets Materials	315,245	—	—	49,937	365,182
MSCI Europe Financials	291,889	—	—	6,313	298,202
MSCI Far East Financials	45,759	—	—	10,007	55,766
MSCI Kokusai	6,417,177	124,763	1,478,401	530,548	8,550,889

[a]	Must be utilized prior to losses subject to expiration.

126	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Developed Small-Cap ex North America	$41,238,887	$6,487,445	$(7,280,029)	$(792,584)
MSCI ACWI	3,669,954,834	639,771,433	(219,615,869)	420,155,564
MSCI ACWI ex U.S.	1,570,250,852	184,964,067	(139,831,357)	45,132,710
MSCI Emerging Markets Financials	7,216,346	174,290	(1,439,864)	(1,265,574)
MSCI Emerging Markets Materials	8,028,109	59,472	(3,410,226)	(3,350,754)
MSCI Europe Financials	87,047,358	9,266,551	(2,254,782)	7,011,769
MSCI Far East Financials	8,585,721	449,343	(314,967)	134,376
MSCI Kokusai	504,946,136	102,490,662	(40,780,795)	61,709,867

Management has reviewed the tax positions as of July 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	127

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Developed Small-Cap ex North America ETF, iShares MSCI ACWI ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI Emerging Markets Financials ETF, iShares MSCI Emerging Markets Materials ETF, iShares MSCI Europe Financials ETF, iShares MSCI Far East Financials ETF and iShares MSCI Kokusai ETF (the “Funds”), at July 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 20, 2013

128	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended July 31, 2013 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
MSCI ACWI	39.82%
MSCI Emerging Markets Materials	8.34
MSCI Kokusai	49.63

For the fiscal year ended July 31, 2013, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Developed Small-Cap ex North America	$1,085,916	$70,299
MSCI ACWI	62,289,696	5,337,675
MSCI ACWI ex U.S.	43,208,947	3,611,445
MSCI Emerging Markets Financials	177,981	18,977
MSCI Emerging Markets Materials	221,507	22,028
MSCI Europe Financials	1,773,811	116,146
MSCI Far East Financials	107,705	4,061

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2013:

iShares ETF	Qualified Dividend Income
Developed Small-Cap ex North America	$806,625
MSCI ACWI	86,592,527
MSCI ACWI ex U.S.	37,177,547
MSCI Emerging Markets Financials	140,014

iShares ETF	Qualified Dividend Income
MSCI Emerging Markets Materials	$207,035
MSCI Europe Financials	1,483,707
MSCI Far East Financials	47,779
MSCI Kokusai	16,039,516

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	129

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I.  iShares Developed Small-Cap ex North America ETF, iShares MSCI Europe Financials ETF, iShares MSCI Far East Financials ETF and iShares MSCI Kokusai ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the of supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a

130	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	131

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds, except for iShares MSCI Kokusai ETF. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

132	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II.  iShares MSCI ACWI ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI Emerging Markets Financials ETF and iShares MSCI Emerging Markets Materials ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the of supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the

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iSHARES® TRUST

analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the

134	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds, except for iShares MSCI ACWI Index Fund and iShares MSCI ACWI ex US Index Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

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iSHARES® TRUST

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

136	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Developed Small-Cap ex North America	$1.053189	$—	0.100000	$1.153189	91%	—%	9%		100%
MSCI ACWI	1.106546	—	0.001874	1.108420	100	—	0	[a]	100
MSCI ACWI ex U.S.	1.091366	—	—	1.091366	100	—	—		100
MSCI Emerging Markets Financials	0.506415	—	—	0.506415	100	—	—		100
MSCI Emerging Markets Materials	0.566342	—	0.006667	0.573009	99	—	1		100
MSCI Europe Financials	0.440632	—	—	0.440632	100	—	—		100
MSCI Far East Financials	0.717759	—	0.003333	0.721092	100	—	0	[a]	100
MSCI Kokusai	1.164060	—	0.003640	1.167700	100	—	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter–end. The specific periods covered for each Fund are disclosed in the table for such Fund.

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Developed Small-Cap ex North America ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	7	0.51%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	3	0.22
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	11	0.80
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	30	2.17
Greater than 1.0% and Less than 1.5%	98	7.09
Greater than 0.5% and Less than 1.0%	317	22.94
Between 0.5% and –0.5%	641	46.39
Less than –0.5% and Greater than –1.0%	129	9.33
Less than –1.0% and Greater than –1.5%	73	5.28
Less than –1.5% and Greater than –2.0%	27	1.95
Less than –2.0% and Greater than –2.5%	16	1.16
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –5.5%	1	0.07

	1,382	100.00%

138	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI ACWI ETF

Period Covered: April 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	6	0.46%
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	9	0.68
Greater than 1.0% and Less than 1.5%	25	1.89
Greater than 0.5% and Less than 1.0%	200	15.15
Between 0.5% and –0.5%	991	74.99
Less than –0.5% and Greater than –1.0%	67	5.08
Less than –1.0% and Greater than –1.5%	13	0.98
Less than –1.5% and Greater than –2.0%	5	0.38
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0% and Greater than –3.5%	1	0.08

	1,321	100.00%

iShares MSCI ACWI ex U.S. ETF

Period Covered: April 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	6	0.46%
Greater than 4.0% and Less than 4.5%	2	0.15
Greater than 3.5% and Less than 4.0%	1	0.08
Greater than 3.0% and Less than 3.5%	3	0.23
Greater than 2.5% and Less than 3.0%	9	0.68
Greater than 2.0% and Less than 2.5%	10	0.76
Greater than 1.5% and Less than 2.0%	17	1.29
Greater than 1.0% and Less than 1.5%	84	6.36
Greater than 0.5% and Less than 1.0%	301	22.79
Between 0.5% and –0.5%	694	52.49
Less than –0.5% and Greater than –1.0%	104	7.87
Less than –1.0% and Greater than –1.5%	51	3.86
Less than –1.5% and Greater than –2.0%	21	1.59
Less than –2.0% and Greater than –2.5%	8	0.61
Less than –2.5% and Greater than –3.0%	5	0.38
Less than –3.0% and Greater than –3.5%	1	0.08
Less than –3.5% and Greater than –4.0%	1	0.08
Less than –4.0% and Greater than –4.5%	1	0.08
Less than –4.5% and Greater than –5.0%	1	0.08
Less than –5.0%	1	0.08

	1,321	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Emerging Markets Financials ETF

Period Covered: April 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.12%
Greater than 3.5% and Less than 4.0%	2	0.24
Greater than 3.0% and Less than 3.5%	5	0.61
Greater than 2.5% and Less than 3.0%	7	0.86
Greater than 2.0% and Less than 2.5%	19	2.33
Greater than 1.5% and Less than 2.0%	38	4.65
Greater than 1.0% and Less than 1.5%	51	6.24
Greater than 0.5% and Less than 1.0%	180	22.03
Between 0.5% and –0.5%	432	52.89
Less than –0.5% and Greater than –1.0%	44	5.39
Less than –1.0% and Greater than –1.5%	22	2.69
Less than –1.5% and Greater than –2.0%	14	1.71
Less than –2.0% and Greater than –2.5%	1	0.12
Less than –2.5% and Greater than –3.0%	1	0.12

	817	100.00%

iShares MSCI Emerging Markets Materials ETF

Period Covered: April 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.12%
Greater than 1.0% and Less than 1.5%	10	1.22
Greater than 0.5% and Less than 1.0%	112	13.71
Between 0.5% and –0.5%	530	64.88
Less than –0.5% and Greater than –1.0%	122	14.93
Less than –1.0% and Greater than –1.5%	29	3.55
Less than –1.5% and Greater than –2.0%	12	1.47
Less than –2.0%	1	0.12

	817	100.00%

140	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Europe Financials ETF

Period Covered: April 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.12%
Greater than 3.0% and Less than 3.5%	1	0.12
Greater than 2.5% and Less than 3.0%	1	0.12
Greater than 2.0% and Less than 2.5%	9	1.10
Greater than 1.5% and Less than 2.0%	18	2.20
Greater than 1.0% and Less than 1.5%	44	5.39
Greater than 0.5% and Less than 1.0%	171	20.94
Between 0.5% and –0.5%	451	55.21
Less than –0.5% and Greater than –1.0%	72	8.81
Less than –1.0% and Greater than –1.5%	33	4.04
Less than –1.5% and Greater than –2.0%	8	0.98
Less than –2.0% and Greater than –2.5%	4	0.49
Less than –2.5% and Greater than –3.0%	1	0.12
Less than –3.0% and Greater than –3.5%	2	0.24
Less than –3.5%	1	0.12

	817	100.00%

iShares MSCI Far East Financials ETF

Period Covered: April 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5% and Less than 6.0%	1	0.12%
Greater than 5.0% and Less than 5.5%	4	0.49
Greater than 4.5% and Less than 5.0%	2	0.24
Greater than 4.0% and Less than 4.5%	3	0.37
Greater than 3.5% and Less than 4.0%	6	0.73
Greater than 3.0% and Less than 3.5%	9	1.10
Greater than 2.5% and Less than 3.0%	5	0.61
Greater than 2.0% and Less than 2.5%	23	2.82
Greater than 1.5% and Less than 2.0%	34	4.16
Greater than 1.0% and Less than 1.5%	76	9.30
Greater than 0.5% and Less than 1.0%	130	15.91
Between 0.5% and –0.5%	354	43.34
Less than –0.5% and Greater than –1.0%	88	10.77
Less than –1.0% and Greater than –1.5%	36	4.41
Less than –1.5% and Greater than –2.0%	21	2.57
Less than –2.0% and Greater than –2.5%	16	1.96
Less than –2.5% and Greater than –3.0%	3	0.37
Less than –3.0% and Greater than –3.5%	4	0.49
Less than –3.5% and Greater than –4.0%	1	0.12
Less than –4.0% and Greater than –4.5%	1	0.12

	817	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Kokusai ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	2	0.14%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	6	0.44
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	39	2.82
Greater than 1.0% and Less than 1.5%	140	10.13
Greater than 0.5% and Less than 1.0%	354	25.62
Between 0.5% and –0.5%	774	56.01
Less than –0.5% and Greater than –1.0%	39	2.82
Less than –1.0% and Greater than –1.5%	6	0.44
Less than –1.5% and Greater than –2.0%	2	0.14
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	1	0.07

	1,382	100.00%

142	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 299 Funds (as of July 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	143

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).

Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese

of San Francisco.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

144	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	145

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

146	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited (“FTSE”) or MSCI Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-75-0713

JULY 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares MSCI ACWI ex U.S. Consumer Discretionary ETF | AXDI | NYSE Arca
➢	iShares MSCI ACWI ex U.S. Consumer Staples ETF | AXSL | NYSE Arca
➢	iShares MSCI ACWI ex U.S. Energy ETF | AXEN | NYSE Arca
➢	iShares MSCI ACWI ex U.S. Financials ETF | AXFN | NYSE Arca
➢	iShares MSCI ACWI ex U.S. Healthcare ETF | AXHE | NYSE Arca
➢	iShares MSCI ACWI ex U.S. Industrials ETF | AXID | NYSE Arca
➢	iShares MSCI ACWI ex U.S. Information Technology ETF | AXIT | NYSE Arca
➢	iShares MSCI ACWI ex U.S. Materials ETF | AXMT | NYSE Arca
➢	iShares MSCI ACWI ex U.S. Telecommunication Services ETF | AXTE | NYSE Arca
➢	iShares MSCI ACWI ex U.S. Utilities ETF | AXUT | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

INTERNATIONAL MARKET OVERVIEW

International equities delivered solid performance for the 12-month period ended July 31, 2013 (the “reporting period”), although ongoing concerns about sovereign debt issues in Europe and slowing economic growth in China kept volatility levels elevated. Investors largely dismissed the negative news for much of the reporting period, choosing to focus on the potential effect of unprecedented intervention levels from central banks around the world.

Issues surrounding economic conditions in Europe resurfaced throughout the reporting period. At the beginning of the reporting period, concerns about the ongoing bailout of Greece and the effect on other southern European countries resulted in the European Central Bank’s pledge to protect the euro and support bond markets in the euro zone. European markets largely rebounded in late 2012 and into early 2013. In the first quarter of 2013, an economic crisis on the island of Cyprus drove concerns about the health of the European financial system, until the announcement of a bailout plan alleviated worries. In the final months of the reporting period, European stocks struggled again as the prospect of slow global economic growth materialized. Austerity programs intended to reduce national debts were blamed for impeding growth in the region. In May 2013, the European Union announced it would ease its austerity measures, giving some countries, including Spain and France, additional time to reach their respective deficit reduction targets. Also in May 2013, the European Central Bank cut its benchmark interest rate. Despite these actions, many countries in the euro zone remained in or near recession. For the second quarter of 2013 though, the euro zone as a whole did experience gross domestic product (“GDP”) growth of 0.30% — its first positive quarter since 2011. Underlying the GDP figures for the area, Germany and France experienced positive economic growth of 0.7% and 0.5%, respectively, while Spain and Italy’s economies contracted less than in previous quarters.

The Bank of Japan took decisive action to improve economic conditions through quantitative easing, instituting a plan in early 2013 to purchase 7.5 trillion yen in bonds per month and double the country’s monetary base. Although the country’s GDP growth for the first quarter of 2013 was stronger than expected, industrial production continued to decline. A declining yen helped export levels, although export growth fell short of expectations. In Japan, personal spending improved through the course of the reporting period, although consumer confidence weakened in the final months of the reporting period.

Emerging market countries generally lagged developed markets. During the reporting period, economic growth slowed in China and Latin America. Commodities prices declined around the world during the reporting period, hurting many commodities-driven emerging market countries. Late in the reporting period, concern that the U.S. Federal Reserve Bank (the “Fed”) would begin to taper its bond-buying program led investors to abandon emerging market holdings, including both bonds and stocks. In the past several years, emerging markets have benefited from investors seeking higher yielding alternatives in a low-interest rate environment.

From a sector perspective, consumer discretionary stocks were among the strongest performers during the reporting period. Although pessimistic by historic standards, consumer confidence in the euro zone improved for eight consecutive months through July 2013, with German consumers ranking among the highest in terms of sentiment. Financials companies also gained, benefiting from expectations of rising interest rates. The health care sector, which generally benefits from demand regardless of economic conditions, delivered solid results. Materials stocks declined as a group, as the economic slowdown in China crimped demand for commodities. Energy stocks delivered nearly flat returns as a sector, reflecting a drop in oil prices and weak demand from China.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX U.S. CONSUMER DISCRETIONARY ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	35.06%	35.97%	32.49%	35.06%	35.97%	32.49%
Since Inception	14.81%	14.66%	14.71%	52.43%	51.82%	51.96%
GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/13/10. The first day of secondary market trading was 7/16/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,121.80	$2.53	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

The iShares MSCI ACWI ex U.S. Consumer Discretionary ETF (the “Fund”), formerly the iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Consumer Discretionary Index (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of the consumer discretionary sector of developed and emerging markets countries, excluding the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX U.S. CONSUMER DISCRETIONARY ETF

For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 35.06%, net of fees, while the total return for the Index was 32.49%.

International consumer discretionary stocks, as represented by the Index, demonstrated strength in the equity market that characterized the reporting period, achieving sound results for the reporting period and outpacing broader international market performance.

In the euro zone, consumer spending increased for much of the reporting period amid an improvement in consumer confidence. The final months of the reporting period saw a drop off in consumer spending, as some countries in the euro zone struggled with recession.

Japan saw improvement in economic growth during the reporting period as a massive monetary easing program began to yield promising results. As the job market improved and GDP grew, albeit modestly, the country experienced growth in consumer spending, reaching an all-time-high in February 2013. Japanese automakers benefited from the weakening yen, boosting exports of cars to the U.S. during the reporting period. The industry rebounded from the earthquake and tsunami in 2011, which had severely impeded output. Because it accounted for 30% of the Index on average, Japan’s positive results contributed significantly to Index returns.

The United Kingdom, which accounted for 11% of the Index on average, experienced an increase in consumer spending during the reporting period. The country’s GDP growth turned positive in the first two quarters of 2013, as the service sector, along with manufacturing and construction levels, improved and housing prices rebounded.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Auto Manufacturers	33.67%
Retail	18.78
Media	10.45
Auto Parts & Equipment	8.58
Apparel	6.15
Lodging	4.86
Home Furnishings	3.70
Advertising	2.38
Entertainment	2.00
Leisure Time	1.85
Food Service	1.44
Other*	5.92
Short-Term and Other Net Assets	0.22

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Toyota Motor Corp. (Japan)	9.49%
Daimler AG Registered (Germany)	3.65
Honda Motor Co. Ltd. (Japan)	3.46
Compagnie Financiere Richemont SA Class A Bearer (Switzerland)	2.83
Hyundai Motor Co. NVS SP GDR (South Korea)	2.65
LVMH Moet Hennessy Louis Vuitton SA (France)	2.64
Hennes & Mauritz AB Class B (Sweden)	2.21
Volkswagen AG (Preferred) (Germany)	2.15
Bayerische Motoren Werke AG (Germany)	2.02
Naspers Ltd. Class N (South Africa)	1.88

TOTAL	32.98%

*	Other includes sectors which individually represent less than 1% net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX U.S. CONSUMER STAPLES ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.93%	17.88%	16.21%	15.93%	17.88%	16.21%
Since Inception	14.04%	14.20%	14.58%	49.32%	49.96%	51.43%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/13/10. The first day of secondary market trading was 7/16/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,027.90	$2.41	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

The iShares MSCI ACWI ex U.S. Consumer Staples ETF (the “Fund”), formerly the iShares MSCI ACWI ex US Consumer Staples Sector Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Consumer Staples Index (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of the consumer staples sector of developed and emerging markets countries, excluding the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 15.93%, net of fees, while the total return for the Index was 16.21%.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX U.S. CONSUMER STAPLES ETF

International consumer staples stocks, as represented by the Index, demonstrated strength in the equity market that characterized the reporting period, achieving sound results for the reporting period but modestly lagging broader international market performance.

Companies in the consumer staples sector generally produce goods or services that are in demand regardless of the economic environment. When the economic environment improves, these companies do not typically experience an increase in demand for their products. Economic growth began to show some improvement in some areas of the world during the reporting period, although the improvement was uneven. In this environment, consumer staples stocks continued to experience sound results, although they tended to lag more economically sensitive areas of the market, such as consumer discretionary stocks.

The euro zone as a whole represented more than 33% of the Index on average. During the reporting period, the region’s stock markets generally exhibited strong performance, although countries in the euro zone continued to face economic challenges. Within the region, Switzerland, France, Netherlands, and Belgium all contributed positively to Index returns.

The United Kingdom, which accounted for 25% of the Index on average, experienced an improvement in economic conditions during the reporting period. The country’s GDP growth turned positive in the first two quarters of 2013, as the service sector, along with manufacturing and construction levels, improved and housing prices rebounded. Performance of consumer staples stocks was solid, but lagged most of the country’s other sector returns.

Japan saw improvement in economic growth during the reporting period as a massive monetary easing program began to yield promising results. In this environment, the consumer staples sector achieved solid results, although the sector lagged other sector returns for Japan during the reporting period.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Food	46.31%
Beverages	23.47
Agriculture	11.56
Retail	6.59
Household Products & Wares	4.98
Cosmetics & Personal Care	4.74
Other*	1.83
Short-Term and Other Net Assets	0.52

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Nestle SA Registered (Switzerland)	12.44%
British American Tobacco PLC (United Kingdom)	5.90
Diageo PLC (United Kingdom)	4.53
Anheuser-Busch InBev NV (Belgium)	4.46
Unilever NV CVA (Netherlands)	3.86
Unilever PLC (United Kingdom)	3.02
Danone SA (France)	2.78
SABMiller PLC (United Kingdom)	2.66
Reckitt Benckiser Group PLC (United Kingdom)	2.52
Tesco PLC (United Kingdom)	2.45

TOTAL	44.62%

*	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX U.S. ENERGY ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.97%	1.37%	1.28%	0.97%	1.37%	1.28%
Since Inception	2.27%	2.21%	2.51%	7.09%	6.89%	7.85%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/13/10. The first day of secondary market trading was 7/16/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$929.30	$2.30	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX U.S. ENERGY ETF

The iShares MSCI ACWI ex U.S. Energy ETF (the “Fund”), formerly the iShares MSCI ACWI ex US Energy Sector Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Energy Index (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of the energy sector of developed and emerging markets countries, excluding the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 0.97%, net of fees, while the total return for the Index was 1.28%.

International energy stocks, as represented by the Index, delivered positive results but lagged broader international market performance during the reporting period.

Although economic growth began to show some improvement in some areas of the world during the reporting period, the improvement was uneven. For energy companies, the challenging economic environment translated into weak demand, and many energy companies underperformed the broader international equity market in the reporting period. The announcement by the Fed that it intended to begin tapering its bond-buying program had a further negative impact on energy markets, as the move would strengthen the value of the U.S. dollar, which in turn would dampen oil prices. Geopolitical concerns in Northern Africa caused oil prices to spike during the course of the reporting period, although the impact was temporary.

Markets that are home to large diversified oil companies include the United Kingdom and France, which represented on average, 27% and 8% of the Index, respectively. Both countries contributed moderately to Index performance returns during the reporting period. Energy-rich Canada, which accounted for 20% of the Index on average, experienced modest gains. Russia, accounting for 8% of the Index on average, posted a modest decline.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Oil & Gas	84.00%
Pipelines	5.29
Oil & Gas Services	3.15
Chemicals	2.47
Coal	1.54
Other*	3.10
Short-Term and Other Net Assets	0.45

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

BP PLC (United Kingdom)	8.46%
Royal Dutch Shell PLC Class A (United Kingdom)	7.74
Total SA (France)	7.20
Royal Dutch Shell PLC Class B (United Kingdom)	6.34
BG Group PLC (United Kingdom)	3.99
Eni SpA (Italy)	3.59
Suncor Energy Inc. (Canada)	3.23
Gazprom OAO SP ADR (Russia)	2.40
Enbridge Inc. (Canada)	2.27
TransCanada Corp. (Canada)	2.24

TOTAL	47.46%

*	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX U.S. FINANCIALS ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	25.55%	27.20%	25.93%	25.55%	27.20%	25.93%
Since Inception	3.41%	3.65%	3.59%	12.58%	13.49%	13.25%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/20/10. The first day of secondary market trading was 1/22/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$991.30	$2.37	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX U.S. FINANCIALS ETF

The iShares MSCI ACWI ex U.S. Financials ETF (the “Fund”), formerly the iShares MSCI ACWI ex US Financials Sector Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Financials Index (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of the financials sector of developed and emerging markets countries, excluding the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 25.55%, net of fees, while the total return for the Index was 25.93%.

International financials stocks, as represented by the Index, delivered positive results and outpaced broader international market performance during the reporting period.

Underlying the financials sector strength, the recovery taking place in some housing markets during the reporting period helped drive gains for the real estate segments of the Index. Commercial banks were beneficiaries of both the residential real estate recovery and the low-interest-rate environment. Low home mortgage rates and improving home prices across several markets fueled growth in home loans, improving financial results for commercial banks. Insurance companies generally performed well, benefiting from improving balance sheets.

The United Kingdom, which accounted for 12% of the Index on average, saw strong gains in its financials sector for the reporting period. The gains were driven in part by a rebound in its real estate market as home prices increased for seven consecutive months to a new high in July 2013, fueled by low interest rates. Similarly, Japan, at 11% of the Index on average, experienced healthy gains in the financials sector, benefiting from the country’s massive monetary easing program and a weak yen. Australia and Canada, which represented an average weight of 12% and 10% of the Index, respectively, delivered solid, but more moderate, gains for the reporting period. Switzerland, which represented 4% of the Index on average, rebounded sharply to deliver sizable returns after having underperformed due to its exposure to sovereign debt of troubled peripheral euro zone countries.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Banks	60.84%
Insurance	19.14
Real Estate	6.10
Diversified Financial Services	5.91
Real Estate Investment Trusts	5.30
Holding Companies–Diversified	2.23
Other*	0.20
Short-Term and Other Net Assets	0.28

TOTAL	100.00%

*	Other includes sectors which individually represent less than 1% of net assets.

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

HSBC Holdings PLC (United Kingdom)	4.75%
Commonwealth Bank of Australia (Australia)	2.43
Royal Bank of Canada (Canada)	2.04
Westpac Banking Corp. (Australia)	1.96
Banco Santander SA (Spain)	1.83
Mitsubishi UFJ Financial Group Inc. (Japan)	1.80
Toronto-Dominion Bank (The) (Canada)	1.75
UBS AG Registered (Switzerland)	1.67
Australia and New Zealand Banking Group Ltd. (Australia)	1.67
Allianz SE Registered (Germany)	1.63

TOTAL	21.53%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX U.S. HEALTHCARE ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.68%	24.88%	24.40%	23.68%	24.88%	24.40%
Since Inception	16.44%	16.72%	16.50%	59.13%	60.32%	59.29%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/13/10. The first day of secondary market trading was 7/16/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,087.60	$2.48	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX U.S. HEALTHCARE ETF

The iShares MSCI ACWI ex U.S. Healthcare ETF (the “Fund”), formerly the iShares MSCI ACWI ex US Health Care Sector Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Health Care Index (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of the healthcare sector of developed and emerging markets countries, excluding the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 23.68%, net of fees, while the total return for the Index was 24.40%.

International health care stocks, as represented by the Index, delivered positive results and outpaced broader international market performance during the reporting period.

The health care sector is generally perceived as one that is less sensitive to the strength of the economy than the broader stock market. In the ongoing volatile global economic environment that characterized the reporting period, health care stocks outperformed. However, the sector also benefited from early signs of economic recovery in some markets. Health care spending that had been constrained in some countries due to the weak economic environment began to see signs of improvement. As some economies began to recover, albeit modestly, pent-up demand for health care and rising membership in commercial insurance led to increased levels of health care spending. Pharmaceutical companies, which represented the vast majority of the Index at the end of the reporting period, contributed to positive returns. Patent expirations and corresponding competition from inexpensive generic drugs lessened during the reporting period, and pipelines improved. In addition, emerging markets contributed to demand as those countries increased their pharmaceutical spending.

Switzerland, which accounted for 27% of the Index on average, delivered strong gains and contributed to Index returns for the reporting period. The United Kingdom and Japan, which represented average weights of 17% and 13% of the Index, respectively, experienced more moderate results. France and Germany, at 11% and 10% of the Index on average, respectively, saw healthy returns.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Pharmaceuticals	82.98%
Health Care–Products	9.52
Health Care–Services	2.84
Biotechnology	2.32
Chemicals	1.08
Other*	0.81
Short-Term and Other Net Assets	0.45

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Roche Holding AG Genusschein (Switzerland)	12.97%
Novartis AG Registered (Switzerland)	12.26
Sanofi (France)	9.68
GlaxoSmithKline PLC (United Kingdom)	9.20
Bayer AG Registered (Germany)	5.14
Novo Nordisk A/S Class B (Denmark)	5.00
AstraZeneca PLC (United Kingdom)	4.78
Takeda Pharmaceutical Co. Ltd. (Japan)	2.78
Teva Pharmaceutical Industries Ltd. (Israel)	2.65
CSL Ltd. (Australia)	2.32

TOTAL	66.78%

*	Other includes sectors which individually represents less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX U.S. INDUSTRIALS ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.58%	23.23%	20.73%	22.58%	23.23%	20.73%
Since Inception	8.41%	8.11%	8.34%	27.94%	26.88%	27.64%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/13/10. The first day of secondary market trading was 7/16/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,041.00	$2.43	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

The iShares MSCI ACWI ex U.S. Industrials ETF (the “Fund”), formerly the iShares MSCI ACWI ex US Industrials Sector Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Industrials Index (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of the industrials sector of developed and emerging markets countries, excluding the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 22.58%, net of fees, while the total return for the Index was 20.73%.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX U.S. INDUSTRIALS ETF

International industrials stocks, as represented by the Index, delivered positive results and outpaced broader international market performance during the reporting period.

During the reporting period, general industrials stocks faced economic slowdown in China, recessionary conditions in Europe, and a tepid economic recovery in the U.S. Even so, economic activity increased in some areas, driving up demand for capital goods, transportation, and industrial activity.

Japan, which represented 27% of the Index on average, experienced moderate growth in the industrials sector and contributed to Index results. The country’s industrial production was uneven throughout the reporting period along with Japan’s overall economic level. Industrial output improved during 2013 as the Japanese economy appeared to be in recovery, but declined in the final months of the reporting period.

The United Kingdom, which accounted for 10% of the Index on average, delivered strong gains for the reporting period. The country’s GDP growth turned positive in the first two quarters of 2013, as manufacturing and construction levels improved and housing prices rebounded.

For the core European markets of France and Germany, which accounted for average weights of 10% and 8% of the Index, respectively, industrial sector returns were robust, as economic activity improved in these markets.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Transportation	14.90%
Engineering & Construction	11.58
Machinery	10.53
Commercial Services	9.29
Manufacturing	7.96
Aerospace & Defense	7.26
Distribution & Wholesale	6.63
Holding Companies–Diversified	5.79
Electrical Components & Equipment	5.14
Building Materials	3.40
Auto Manufacturers	2.84
Hand & Machine Tools	2.71
Electronics	2.61
Metal Fabricate & Hardware	2.33
Airlines	2.18
Other*	4.59
Short-Term and Other Net Assets	0.26

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Siemens AG Registered (Germany)	4.85%
ABB Ltd. Registered (Switzerland)	2.63
Canadian National Railway Co. (Canada)	2.59
Schneider Electric SA (France)	2.30
Rolls-Royce Holdings PLC (United Kingdom)	1.81
European Aeronautic Defence and Space Co. NV (France)	1.74
Koninklijke Philips Electronics NV (Netherlands)	1.52
Vinci SA (France)	1.52
FANUC Corp. (Japan)	1.51
Hutchison Whampoa Ltd. (Hong Kong)	1.50

TOTAL	21.97%

*	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX U.S. INFORMATION TECHNOLOGY ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.74%	18.79%	17.60%	18.74%	18.79%	17.60%
Since Inception	5.39%	5.14%	5.73%	17.37%	16.52%	18.52%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/13/10. The first day of secondary market trading was 7/16/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,006.80	$2.39	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX U.S. INFORMATION TECHNOLOGY ETF

The iShares MSCI ACWI ex U.S. Information Technology ETF (the “Fund”), formerly the iShares MSCI ACWI ex US Information Technology Sector Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Information Technology Index (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of the information technology sector of developed and emerging markets countries, excluding the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 18.74%, net of fees, while the total return for the Index was 17.60%.

International information technology stocks, as represented by the Index, delivered positive results that were in line with broader international market performance during the reporting period.

The group has struggled over the past several years against a backdrop of slow global economic conditions, which dragged down retail consumers’ demand for home entertainment software and corporate demand for computers, electronics, and communications equipment. During the reporting period, some of the same conditions persisted to a lesser degree, with continued recessions or tepid economic growth weighing on technology stocks. Supporting the sector, new technologies such as cloud computing and smart computing technologies helped to balance uneven economic conditions, resulting in moderate growth. Although semiconductor chipmakers struggled with soft demand for personal computers, the trend toward innovative consumer-related products, such as tablets and smartphones, largely benefited stock prices for makers of the devices.

The key technology markets of Japan and Taiwan represented an average weight of 25% and 22% of the Index, respectively. Both markets achieved solid results for the reporting period, contributing meaningfully to Index results. South Korea, at 20% of the Index on average, experienced more modest gains.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Semiconductors	35.43%
Electronics	15.38
Software	11.11
Computers	10.72
Internet	6.96
Telecommunications	5.73
Office & Business Equipment	4.15
Electrical Components & Equipment	3.26
Commercial Services	1.78
Manufacturing	1.40
Toys, Games & Hobbies	1.30
Machinery	1.06
Other*	1.38
Short-Term and Other Net Assets	0.34

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Samsung Electronics Co. Ltd. SP GDR (South Korea)	12.61%
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR (Taiwan)	8.70
SAP AG (Germany)	6.55
Tencent Holdings Ltd. (China)	4.83
Hon Hai Precision Industry Co. Ltd. SP GDR (Taiwan)	3.76
Telefonaktiebolaget LM Ericsson Class B (Sweden)	3.62
Canon Inc. (Japan)	3.38
ASML Holding NV (Netherlands)	3.19
Hitachi Ltd. (Japan)	2.99
Infosys Ltd. SP ADR (India)	2.45

TOTAL	52.08%

*	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX U.S. MATERIALS ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(4.16)%	(3.44)%	(4.28)%	(4.16)%	(3.44)%	(4.28)%
Since Inception	(2.56)%	(2.65)%	(2.26)%	(7.60)%	(7.88)%	(6.74)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/13/10. The first day of secondary market trading was 7/16/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$821.80	$2.17	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX U.S. MATERIALS ETF

The iShares MSCI ACWI ex U.S. Materials ETF (the “Fund”), formerly the iShares MSCI ACWI ex US Materials Sector Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Materials Index (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of the materials sector of developed and emerging markets countries, excluding the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was -4.16%, net of fees, while the total return for the Index was -4.28%.

International materials stocks, as represented by the Index, did not participate in market strength, delivering negative results and lagging broader international market performance during the reporting period.

During the reporting period, companies in the metals and mining industry group struggled with a slowing Chinese economy, recessionary conditions in Europe, and a slow recovery in the U.S. Against this backdrop, industrial metals experienced weak demand and oversupply. For mining companies, declining commodity prices as a result of economic slowdown in China resulted in crimped margins. Conditions were less onerous for companies in the construction materials and chemicals groups. Helping companies in the segment, central bank intervention around the world began to result in mild economic recovery in some markets.

The United Kingdom and Canada, at average weights of 16% and 13% of the Index, respectively, both experienced negative results as metals and mining companies declined. The mining-rich market of Australia, which represented 12% of the Index on average, also declined for the reporting period. Japan, which accounted for 9% of the Index on average, experienced gains, as did Germany, which also represented 9% of the Index.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Mining	38.53%
Chemicals	35.06
Iron & Steel	11.53
Building Materials	8.66
Forest Products & Paper	1.67
Packaging & Containers	1.66
Textiles	1.03
Holding Companies-Diversified	1.01
Other*	0.59
Short-Term and Other Net Assets	0.26

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

BHP Billiton Ltd. (Australia)	7.13%
BASF SE (Germany)	5.81
BHP Billiton PLC (United Kingdom)	4.25
Rio Tinto PLC (United Kingdom)	4.13
L’Air Liquide SA (France)	3.38
Glencore International PLC (United Kingdom)	3.00
Vale SA Class A SP ADR (Preferred) (Brazil)	2.70
Syngenta AG Registered (Switzerland)	2.70
Linde AG (Germany)	2.68
POSCO SP ADR (South Korea)	2.54

TOTAL	38.32%

*	Other includes sectors which individually represent less than 1% of net assets

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX U.S. TELECOMMUNICATION SERVICES ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.42%	10.79%	11.18%	10.42%	10.79%	11.18%
Since Inception	7.78%	7.76%	8.33%	25.69%	25.63%	27.61%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/13/10. The first day of secondary market trading was 7/16/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,058.70	$2.45	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX U.S. TELECOMMUNICATION SERVICES ETF

The iShares MSCI ACWI ex U.S. Telecommunication Services ETF (the “Fund”), formerly the iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Telecommunication Services Index (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of the telecommunications sector of developed and emerging markets countries, excluding the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 10.42%, net of fees, while the total return for the Index was 11.18%.

International telecommunications stocks, as represented by the Index, participated in market strength, delivering positive results, although it lagged broader international market performance during the reporting period.

As a traditionally defensive sector with generally attractive dividend yields, the telecommunications sector overall benefited from investors’ search for dividend-paying stocks in a low-interest-rate environment. Wireless telecommunications companies benefited from the ongoing trend toward smartphones, which in turn drove up usage of texting and internet services from mobile devices. As of July 2013, it is estimated that the number of cell phone subscriptions worldwide had risen to 6.8 billion. With the world population was just over 7 billion, cell phone penetration stood at 96%, with 89% in developing countries. Developing countries represented 77% of cell phone subscriptions, with smartphones gaining market share of cell phone usage. However, subscription growth rates fell during the reporting period, in part reflecting tepid economic conditions in some markets.

The United Kingdom, which accounted for an average weight of 20% of the Index, experienced healthy returns in the sector and contributed significantly to Index results. Japan achieved strong gains, and at 12% of the Index on average, made a substantial contribution to Index returns. China, which accounted for 9% of the Index on average, declined for the reporting period as its economy cooled, detracting from Index results.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Telecommunications	98.51%
Internet	0.63
Short-Term and Other Net Assets	0.86

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Vodafone Group PLC (United Kingdom)	15.51%
China Mobile Ltd. (China)	6.90
SoftBank Corp. (Japan)	6.40
Telefonica SA (Spain)	6.27
BT Group PLC (United Kingdom)	4.30
America Movil SAB de CV Series L (Mexico)	4.29
Deutsche Telekom AG Registered (Germany)	3.64
MTN Group Ltd. (South Africa)	3.39
KDDI Corp. (Japan)	3.17
Singapore Telecommunications Ltd. (Singapore)	2.89

TOTAL	56.76%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI EX U.S. UTILITIES ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.16%	11.65%	11.14%	12.16%	11.65%	11.14%
Since Inception	(1.06)%	(1.25)%	(1.49)%	(3.21)%	(3.78)%	(4.47)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/13/10. The first day of secondary market trading was 7/16/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,026.40	$2.41	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI EX U.S. UTILITIES ETF

The iShares MSCI ACWI ex U.S. Utilities ETF (the “Fund”), formerly the iShares MSCI ACWI ex US Utilities Sector Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Utilities Index (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of the utilities sector of developed and emerging markets countries, excluding the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 12.16%, net of fees, while the total return for the Index was 11.14%.

International utilities stocks, as represented by the Index, participated in market strength, delivering positive results, although it lagged broader international market performance during the reporting period.

Because utilities are viewed as necessities that are relatively resilient to changes in economic or market conditions, the utilities sector fared well in the uncertain economic landscape that characterized much of the reporting period. Many investors’ search for yield in a low-interest-rate environment also benefited the utilities sector, as many utilities stocks offered dividend yields that surpassed the yields of other securities. As some areas of the world began to experience economic recovery, those benefits began to be less compelling, resulting in weaker performance for the group as a whole in the final months of the reporting period.

The United Kingdom, which accounted for 19% of the Index on average, experienced healthy returns in the sector and contributed significantly to Index results for the reporting period. Japan achieved strong gains, rebounding sharply from the nuclear crisis that had occurred in the aftermath of the earthquake and tsunami that struck the country in 2011. At an average weight of 12% of the Index, Japan made a substantial contribution to Index returns. Hong Kong, which accounted for 8% of the Index on average, also delivered sound results for the reporting period.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Electric	62.85%
Gas	27.66
Water	5.19
Pipelines	1.30
Energy-Alternate Sources	1.15
Engineering & Construction	0.92
Short-Term and Other Net Assets	0.93

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

National Grid PLC (United Kingdom)	7.45%
E.ON SE (Germany)	5.31
Centrica PLC (United Kingdom)	5.20
GDF Suez (France)	4.81
Iberdrola SA (Spain)	4.65
SSE PLC (United Kingdom)	3.91
Enel SpA (Italy)	3.80
CLP Holdings Ltd. (Hong Kong)	2.96
Hong Kong and China Gas Co. Ltd. (The) (Hong Kong)	2.83
RWE AG (Germany)	2.62

TOTAL	43.54%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2013 and held through July 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI EX U.S. CONSUMER DISCRETIONARY ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 96.54%

AUSTRALIA — 1.33%
Crown Ltd.	1,439	$16,530
Echo Entertainment Group Ltd.	1,603	3,769
Flight Centre Ltd.	116	4,721
Harvey Norman Holdings Ltd.	2,278	5,438
Tabcorp Holdings Ltd.	2,591	7,604
Tatts Group Ltd.	4,575	13,098

		51,160
BELGIUM — 0.15%
Telenet Group Holding NV	120	5,799

		5,799
BRAZIL — 0.31%
Cyrela Brazil Realty SA Empreendimentos e Participacoes SP ADR	1,655	12,082

		12,082
CANADA — 3.84%
Canadian Tire Corp. Ltd. Class A NVS	170	13,978
Dollarama Inc.	203	14,638
Gildan Activewear Inc.	287	12,797
Magna International Inc. Class A	506	38,662
Shaw Communications Inc. Class B	801	19,892
Thomson Reuters Corp.	735	25,023
Tim Hortons Inc.	385	22,271

		147,261
CHINA — 2.75%
Anta Sports Products Ltd.[a]	4,000	4,518
Belle International Holdings Ltd.	11,000	15,886
Bosideng International Holdings Ltd.	8,000	1,661
Brilliance China Automotive Holdings Ltd.[b]	8,000	9,562
BYD Co. Ltd. Class Ha,b	2,500	9,784
Dah Chong Hong Holdings Ltd.	3,000	2,271
Daphne International Holdings Ltd.[a]	2,000	1,426
Dongfeng Motor Group Co. Ltd. Class H	8,000	10,728
Geely Automobile Holdings Ltd.	15,000	6,267
Golden Eagle Retail Group Ltd.	3,000	4,410
GOME Electrical Appliances Holdings Ltd.[b]	39,000	3,922
Great Wall Motor Co. Ltd. Class H	3,500	16,337
Guangzhou Automobile Group Co. Ltd. Class H	7,272	7,061
Haier Electronics Group Co. Ltd.	2,000	3,605
Intime Retail Group Co. Ltd.	3,500	3,615

Security	Shares	Value

Shenzhou International Group Holdings Ltd.	1,000	$2,830
Zhongsheng Group Holdings Ltd.	1,500	1,555

		105,438
FINLAND — 0.32%
Nokian Renkaat OYJ	281	12,459

		12,459
FRANCE — 8.76%
Accor SA	363	13,670
Christian Dior SA	140	24,743
Compagnie Generale des Etablissements Michelin Class B	412	41,293
Eutelsat Communications SA	324	9,041
JCDecaux SA	120	3,843
Kering SA	165	37,706
Lagardere SCA	217	6,854
LVMH Moet Hennessy Louis Vuitton SA	557	101,068
Publicis Groupe SA	333	26,814
Renault SA	441	34,649
SES SA Class A FDR	543	15,935
Sodexo	224	20,422

		336,038
GERMANY — 8.99%
Adidas AG	501	55,748
Axel Springer AG	55	2,863
Bayerische Motoren Werke AG	794	77,587
Continental AG	220	34,588
Daimler AG Registered	2,022	140,206
Hugo Boss AG	45	5,209
Kabel Deutschland Holding AG	173	19,475
Volkswagen AG	41	9,318

		344,994
HONG KONG — 3.32%
Galaxy Entertainment Group Ltd.[b]	4,000	21,069
Li & Fung Ltd.	16,000	21,167
MGM China Holdings Ltd.	2,800	8,069
Sands China Ltd.	6,400	34,619
Shangri-La Asia Ltd.	6,666	10,486
SJM Holdings Ltd.	5,000	12,533
Wynn Macau Ltd.	4,400	12,482
Yue Yuen Industrial (Holdings) Ltd.	2,500	6,883

		127,308
INDIA — 0.89%
Mahindra & Mahindra Ltd. SP GDR[a]	991	14,855

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. CONSUMER DISCRETIONARY ETF

July 31, 2013

Security	Shares	Value

Tata Motors Ltd. SP ADR	810	$19,473

		34,328
INDONESIA — 1.13%
PT Astra International Tbk	55,000	34,785
PT Global Mediacom Tbk	19,500	4,364
PT Media Nusantara Citra Tbk	13,500	4,072

		43,221
ITALY — 1.17%
Fiat SpA[b]	2,420	19,248
Luxottica Group SpA	305	16,248
Pirelli & C. SpA	703	9,223

		44,719
JAPAN — 32.14%
ABC-MART Inc.	100	4,494
Aisin Seiki Co. Ltd.	500	19,775
ASICS Corp.	300	5,030
Benesse Holdings Inc.	200	6,873
Bridgestone Corp.	1,500	53,073
Casio Computer Co. Ltd.	600	5,338
Daihatsu Motor Co. Ltd.	1,000	21,921
Denso Corp.	1,100	49,881
Dentsu Inc.	400	12,729
Don Quijote Co. Ltd.	100	5,216
Fast Retailing Co. Ltd.	100	34,111
Fuji Heavy Industries Ltd.	1,000	24,625
Hakuhodo DY Holdings Inc.	30	2,059
Honda Motor Co. Ltd.	3,600	132,866
Isetan Mitsukoshi Holdings Ltd.	800	11,013
Isuzu Motors Ltd.	3,000	21,260
J. Front Retailing Co. Ltd.	1,000	7,930
Marui Group Co. Ltd.	600	5,826
Mazda Motor Corp.[b]	7,000	29,180
Mitsubishi Motors Corp.[b]	1,100	14,472
Namco Bandai Holdings Inc.	400	6,450
NHK Spring Co. Ltd.	100	1,157
Nikon Corp.	800	16,666
Nissan Motor Co. Ltd.	5,500	57,430
Nitori Holdings Co. Ltd.	100	8,500
NOK Corp.	300	4,764
Oriental Land Co. Ltd.	100	16,217
Panasonic Corp.[b]	4,800	41,531
Rakuten Inc.	1,700	22,867
Rinnai Corp.	100	7,300
Sankyo Co. Ltd.	100	4,402
Sanrio Co. Ltd.	100	4,860

Security	Shares	Value

Sega Sammy Holdings Inc.	500	$11,601
Sekisui Chemical Co. Ltd.	1,000	10,005
Sekisui House Ltd.	1,000	12,882
Sharp Corp.[b]	3,000	12,323
Shimano Inc.	200	17,976
Sony Corp.	2,200	46,257
Stanley Electric Co. Ltd.	400	7,727
Sumitomo Rubber Industries Inc.	600	9,962
Suzuki Motor Corp.	900	21,513
Toho Co. Ltd.	200	4,156
Toyoda Gosei Co. Ltd.	100	2,450
Toyota Boshoku Corp.	300	4,331
Toyota Industries Corp.	500	20,512
Toyota Motor Corp.	6,000	364,191
USS Co. Ltd.	50	5,953
Yamada Denki Co. Ltd.	180	7,265
Yamaha Corp.	300	3,837
Yamaha Motor Co. Ltd.	800	10,704

		1,233,461
MEXICO — 1.40%
El Puerto de Liverpool SA de CV Series C1	1,200	13,779
Grupo Televisa SAB de CV CPO	7,400	39,830

		53,609
NETHERLANDS — 1.16%
Reed Elsevier NV	1,442	27,573
Wolters Kluwer NV	704	16,962

		44,535
NEW ZEALAND — 0.39%
SKYCITY Entertainment Group Ltd.	4,538	15,134

		15,134
PHILIPPINES — 0.37%
Jollibee Foods Corp.	3,980	14,204

		14,204
POLAND — 0.08%
Cyfrowy Polsat SAb	461	3,051

		3,051
SINGAPORE — 1.00%
Genting Singapore PLC	17,000	17,681
Singapore Press Holdings Ltd.[a]	6,000	20,676

		38,357
SOUTH AFRICA — 3.28%
Foschini Group Ltd. (The)	567	5,756
Imperial Holdings Ltd.	461	9,580

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. CONSUMER DISCRETIONARY ETF

July 31, 2013

Security	Shares	Value

Mr. Price Group Ltd.	553	$7,182
Naspers Ltd. Class N	867	72,261
Steinhoff International Holdings Ltd.[b]	3,093	8,178
Truworths International Ltd.	1,056	8,912
Woolworths Holdings Ltd.	2,077	14,098

		125,967
SOUTH KOREA — 2.65%
Hyundai Motor Co. NVS SP GDR[a,c]	2,288	101,793

		101,793
SPAIN — 1.76%
Industria de Diseno Textil SA	509	67,723

		67,723
SWEDEN — 3.04%
Electrolux AB Class B	749	21,762
Hennes & Mauritz AB Class B	2,279	84,662
Husqvarna AB Class B	1,731	10,366

		116,790
SWITZERLAND — 4.04%
Compagnie Financiere Richemont SA Class A Bearer	1,115	108,722
Swatch Group AG (The) Bearer	67	39,660
Swatch Group AG (The) Registered	66	6,787

		155,169
THAILAND — 0.54%
BEC World PCL NVDR	6,800	13,361
Home Product Center PCL NVDR	11,500	4,335
Minor International PCL NVDR	4,300	3,160

		20,856
TURKEY — 0.43%
Arcelik AS	1,289	8,560
Ford Otomotiv Sanayi AS	413	5,890
Tofas Turk Otomobil Fabrikasi AS	305	2,018

		16,468
UNITED KINGDOM — 11.30%
British Sky Broadcasting Group PLC	2,373	29,788
Burberry Group PLC	954	22,128
Carnival PLC	432	16,655
Compass Group PLC	4,049	55,124
GKN PLC	3,729	19,792
InterContinental Hotels Group PLC	665	19,226
ITV PLC	8,127	20,773
Kingfisher PLC	5,066	30,529
Marks & Spencer Group PLC	3,521	25,702
Next PLC	390	29,504

Security	Shares	Value

Pearson PLC	1,788	$36,594
Persimmon PLC	659	12,349
Reed Elsevier PLC	2,415	31,084
TUI Travel PLC	974	5,644
Whitbread PLC	383	18,755
William Hill PLC	1,876	13,837
WPP PLC	2,568	46,096

		433,580

TOTAL COMMON STOCKS
(Cost: $3,061,693)		3,705,504

PREFERRED STOCKS — 3.24%

GERMANY — 3.24%
Bayerische Motoren Werke AG	74	5,616
Porsche Automobil Holding SE	355	30,188
ProSiebenSat.1 Media AG	151	6,183
Volkswagen AG	347	82,315

		124,302

TOTAL PREFERRED STOCKS
(Cost: $86,193)		124,302

SHORT-TERM INVESTMENTS — 3.68%

MONEY MARKET FUNDS — 3.68%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[d,e,f]	131,250	131,250
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	8,405	8,405
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	1,449	1,449

		141,104

TOTAL SHORT-TERM INVESTMENTS
(Cost: $141,104)		141,104

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. CONSUMER DISCRETIONARY ETF

July 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 103.46%
(Cost: $3,288,990)	$3,970,910
Other Assets, Less Liabilities — (3.46)%	(132,698)

NET ASSETS — 100.00%	$3,838,212

CPO  —  Certificates of Participation (Ordinary)

FDR  —  Fiduciary Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI EX U.S. CONSUMER STAPLES ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 96.30%

AUSTRALIA — 4.92%
Coca-Cola Amatil Ltd.	2,840	$32,752
Metcash Ltd.	4,344	13,450
Treasury Wine Estates Ltd.	2,472	10,582
Wesfarmers Ltd.	4,236	154,193
Woolworths Ltd.	5,330	159,383

		370,360
BELGIUM — 4.97%
Anheuser-Busch InBev NV	3,488	335,231
Colruyt SA	240	13,665
Delhaize Brothers and Co. “The Lion” (Delhaize Group)	378	24,773

		373,669
BRAZIL — 1.12%
BRF — Brasil Foods SA SP ADR	3,016	64,633
Companhia de Bebidas das Americas-AmBev SP ADR	522	19,575

		84,208
CANADA — 2.68%
Alimentation Couche-Tard Inc. Class B	572	35,025
Empire Co. Ltd. Class A	64	5,026
George Weston Ltd.	150	12,703
Loblaw Companies Ltd.	428	20,404
Metro Inc. Class A	460	32,963
Saputo Inc.	632	29,213
Shoppers Drug Mart Corp.	1,112	66,122

		201,456
CHILE — 0.92%
Cencosud SA SP ADR	1,820	25,098
Compania Cervecerias Unidas SA SP ADR	690	18,761
Embotelladora Andina SA Class B SP ADR	368	11,919
Vina Concha y Toro SA SP ADR	366	13,315

		69,093
CHINA — 3.27%
China Agri-Industries Holdings Ltd.	22,700	10,537
China Mengniu Dairy Co. Ltd.	8,000	32,029
China Resources Enterprise Ltd.[a]	8,000	24,705
Hengan International Group Co. Ltd.	4,000	43,944
Sun Art Retail Group Ltd.[a]	14,000	19,460
Tingyi (Cayman Islands) Holding Corp.	12,000	29,678

Security	Shares	Value

Tsingtao Brewery Co. Ltd. Class H	4,000	$30,560
Uni-President China Holdings Ltd.	8,000	7,293
Want Want China Holdings Ltd.	30,000	40,617
Wumart Stores Inc. Class H	4,000	7,479

		246,302
DENMARK — 0.61%
Carlsberg A/S Class B	462	45,710

		45,710
FINLAND — 0.04%
Kesko OYJ Class B	96	3,010

		3,010
FRANCE — 8.12%
Carrefour SA	2,454	75,175
Casino Guichard-Perrachon SA	258	26,482
Danone SA	2,650	209,017
L’Oreal SA	1,080	180,622
Pernod Ricard SA	906	107,671
Remy Cointreau SA	120	12,400

		611,367
GERMANY — 1.67%
Beiersdorf AG	464	42,833
Henkel AG & Co. KGaA	600	49,747
METRO AG	558	19,201
Suedzucker AG	432	14,074

		125,855
INDONESIA — 1.37%
PT Astra Agro Lestari Tbk	6,000	9,078
PT Charoen Pokphand Indonesia Tbk	44,000	18,409
PT Gudang Garam Tbk	3,000	12,362
PT Indofood CBP Sukses Makmur Tbk	8,000	8,718
PT Indofood Sukses Makmur Tbk	32,000	20,238
PT Unilever Indonesia Tbk	11,000	34,036

		102,841
IRELAND — 0.58%
Kerry Group PLC Class A	712	43,679

		43,679
JAPAN — 9.96%
AEON Co. Ltd.	2,600	35,634
Ajinomoto Co. Inc.	4,000	55,635
Asahi Group Holdings Ltd.	1,800	45,734
Coca-Cola West Co. Ltd.	400	7,744
FamilyMart Co. Ltd.	400	17,589
Japan Tobacco Inc.	4,600	160,185
Kao Corp.	2,400	76,621

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. CONSUMER STAPLES ETF

July 31, 2013

Security	Shares	Value

Kirin Holdings Co. Ltd.	4,000	$59,011
Lawson Inc.	200	15,617
Meiji Holdings Co. Ltd.	200	9,354
Nippon Meat Packers Inc.	2,000	30,705
Nisshin Seifun Group Inc.	1,000	11,550
Nissin Foods Holdings Co. Ltd.	200	7,920
Seven & I Holdings Co. Ltd.	3,200	120,380
Shiseido Co. Ltd.	1,600	24,515
Suntory Beverage & Food Ltd.[b]	600	21,046
Unicharm Corp.	600	31,844
Yakult Honsha Co. Ltd.	400	18,586

		749,670
MEXICO — 3.42%
Arca Continental SAB de CV	1,470	10,958
Coca-Cola FEMSA SAB de CV Series L	2,000	28,118
Controladora Comercial Mexicana SAB de CV BC Units	1,200	5,055
Fomento Economico Mexicano SAB de CV BD Units	9,000	89,337
Grupo Bimbo SAB de CV Series A	7,800	26,258
Grupo Comercial Chedraui SA de CV	1,400	4,519
Kimberly-Clark de Mexico SAB de CV Series A	7,600	24,874
Wal-Mart de Mexico SAB de CV Series V	25,000	68,089

		257,208
NETHERLANDS — 6.64%
D.E Master Blenders 1753 NVb	2,572	42,349
Heineken Holding NV	448	28,054
Heineken NV	1,030	72,214
Koninklijke Ahold NV	4,082	67,130
Unilever NV CVA	7,224	290,074

		499,821
NORWAY — 0.40%
Orkla ASA	3,858	29,767

		29,767
PHILIPPINES — 0.33%
Universal Robina Corp.	8,700	24,900

		24,900
POLAND — 0.10%
Eurocash SA	412	7,653

		7,653
PORTUGAL — 0.29%
Jeronimo Martins SGPS SA	1,120	22,085

		22,085

Security	Shares	Value

RUSSIA — 1.05%
Magnit OJSC SP GDR[c]	1,376	$79,258

		79,258
SINGAPORE — 1.10%
Golden Agri-Resources Ltd.	72,000	29,671
Olam International Ltd.[a]	14,000	18,627
Wilmar International Ltd.	14,000	34,617

		82,915
SOUTH AFRICA — 1.17%
Massmart Holdings Ltd.	776	13,117
Shoprite Holdings Ltd.	2,040	34,351
SPAR Group Ltd. (The)	1,204	13,945
Tiger Brands Ltd.	856	26,606

		88,019
SPAIN — 0.33%
Distribuidora Internacional de Alimentacion SA	2,996	24,776

		24,776
SWEDEN — 1.35%
Svenska Cellulosa AB Class B	2,410	63,606
Swedish Match AB	1,020	38,001

		101,607
SWITZERLAND — 13.41%
Aryzta AGb	384	23,660
Barry Callebaut AG Registered[b]	14	13,523
Coca-Cola HBC AG SP ADR	460	11,965
Lindt & Spruengli AG Participation Certificates	6	23,479
Nestle SA Registered	13,874	936,232

		1,008,859
THAILAND — 0.70%
Charoen Pokphand Foods PCL NVDR	25,400	22,722
CP All PCL NVDR	27,000	30,192

		52,914
TURKEY — 0.86%
Anadolu Efes Biracilik ve Malt Sanayii AS	1,448	19,904
BIM Birlesik Magazalar AS	1,308	29,965
Coca-Cola Icecek AS	540	15,151

		65,020
UNITED KINGDOM — 24.92%
Associated British Foods PLC	1,450	42,735
British American Tobacco PLC	8,356	444,144
Coca-Cola HBC AG	240	6,229

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. CONSUMER STAPLES ETF

July 31, 2013

Security	Shares	Value
Diageo PLC	10,954	$341,104
Imperial Tobacco Group PLC	4,428	148,090
J Sainsbury PLC	4,536	27,067
Reckitt Benckiser Group PLC	2,676	189,825
SABMiller PLC	4,098	200,082
Tate & Lyle PLC	1,892	24,066
Tesco PLC	33,108	184,360
Unilever PLC	5,624	227,566
Wm Morrison Supermarkets PLC	9,026	39,560

		1,874,828

TOTAL COMMON STOCKS
(Cost: $6,109,733)		7,246,850

PREFERRED STOCKS — 3.18%

BRAZIL — 2.16%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A SP ADR	738	32,922
Companhia de Bebidas das Americas SP ADR	3,422	129,283

		162,205
GERMANY — 1.02%
Henkel AG & Co. KGaA	788	77,053

		77,053

TOTAL PREFERRED STOCKS
(Cost: $194,356)		239,258

SHORT-TERM INVESTMENTS — 0.84%

MONEY MARKET FUNDS — 0.84%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[d,e,f]	42,856	42,856
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	2,744	2,744
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	17,265	17,265

		62,865

TOTAL SHORT-TERM INVESTMENTS
(Cost: $62,865)		62,865

Value
TOTAL INVESTMENTS IN SECURITIES — 100.32%
(Cost: $6,366,954)	$7,548,973
Other Assets, Less Liabilities — (0.32)%	(24,060)

NET ASSETS — 100.00%	$7,524,913

NVDR  —  Non-Voting Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® MSCI ACWI EX U.S. ENERGY ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 97.37%

AUSTRALIA — 3.52%
Caltex Australia Ltd.	618	$10,377
Origin Energy Ltd.	3,864	41,440
Santos Ltd.	3,214	39,430
Whitehaven Coal Ltd.	598	1,054
Woodside Petroleum Ltd.	2,138	72,126
WorleyParsons Ltd.	742	14,670

		179,097
AUSTRIA — 0.43%
OMV AG	498	21,997

		21,997
BRAZIL — 1.94%
OGX Petroleo e Gas Participacoes SA SP ADR[a]	1	—
Petroleo Brasileiro SA SP ADR	4,798	65,445
Ultrapar Participacoes SA SP ADR	1,420	33,398

		98,843
CANADA — 20.88%
AltaGas Ltd.	328	11,483
ARC Resources Ltd.	854	21,515
Athabasca Oil Corp.[a]	506	3,549
Baytex Energy Corp.	394	15,982
Bonavista Energy Corp.	606	7,592
Cameco Corp.	1,276	25,891
Canadian Natural Resources Ltd.	3,666	113,505
Canadian Oil Sands Ltd.	1,558	30,219
Cenovus Energy Inc.	2,600	76,934
Crescent Point Energy Corp.	1,200	45,465
Enbridge Inc.	2,608	115,604
Encana Corp.	2,362	41,402
Enerplus Corp.	664	10,780
Husky Energy Inc.	968	27,871
Imperial Oil Ltd.	1,044	44,754
Keyera Corp.	196	10,955
MEG Energy Corp.[a]	520	15,867
Pacific Rubiales Energy Corp.	972	18,881
Pembina Pipeline Corp.	888	27,788
Pengrowth Energy Corp.	1,892	10,895
Penn West Petroleum Ltd.	1,766	20,871
Peyto Exploration & Development Corp.	460	13,218
Suncor Energy Inc.	5,210	164,502
Talisman Energy Inc.	3,556	40,262
Tourmaline Oil Corp.[a]	432	16,636

Security	Shares	Value

TransCanada Corp.	2,496	$113,941
Vermilion Energy Inc.	292	15,647

		1,062,009
CHINA — 6.91%
China Coal Energy Co. Class H	22,000	11,744
China Oilfield Services Ltd. Class H	8,000	18,011
China Petroleum & Chemical Corp. Class H	88,400	65,770
China Shenhua Energy Co. Ltd. Class H	13,000	37,548
CNOOC Ltd.	62,000	111,923
Kunlun Energy Co. Ltd.	12,000	17,670
PetroChina Co. Ltd. Class H	76,000	88,883

		351,549
COLOMBIA — 0.77%
Ecopetrol SA SP ADR	854	38,934

		38,934
FINLAND — 0.11%
Neste Oil OYJ	400	5,784

		5,784
FRANCE — 8.24%
Compagnie Generale de Geophysique-Veritas[a]	586	14,784
Technip SA	350	38,551
Total SA	6,874	366,018

		419,353
HUNGARY — 0.29%
MOL Hungarian Oil and Gas PLC	200	14,963

		14,963
INDIA — 1.19%
Reliance Industries Ltd. SP GDR[b,c]	2,104	60,322

		60,322
INDONESIA — 0.35%
PT Bukit Asam (Persero) Tbk	6,000	5,809
PT Bumi Resources Tbk	99,000	4,912
PT Indo Tambangraya Megah Tbk	3,000	7,064

		17,785
ISRAEL — 0.17%
Delek Group Ltd. (The)	30	8,470

		8,470
ITALY — 4.64%
Eni SpA	8,274	182,488
Saipem SpA	930	19,820
Tenaris SA	1,492	33,561

		235,869

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ENERGY ETF

July 31, 2013

Security	Shares	Value

JAPAN — 2.07%
Cosmo Oil Co. Ltd.[a]	2,000	$3,701
Idemitsu Kosan Co. Ltd.	200	16,613
INPEX Corp.	6	26,171
JX Holdings Inc.	6,800	36,021
Showa Shell Sekiyu K.K.	400	3,676
TonenGeneral Sekiyu K.K.	2,000	19,277

		105,459
NETHERLANDS — 0.31%
Fugro NV CVA	262	15,934

		15,934
NORWAY — 3.08%
Aker Solutions ASA	596	8,949
Seadrill Ltd.	1,128	48,236
Statoil ASA	3,900	84,278
Subsea 7 SA	812	15,350

		156,813
POLAND — 0.60%
Grupa Lotos SAa	240	2,484
Polski Koncern Naftowy Orlen SA	1,148	15,572
Polskie Gornictwo Naftowe i Gazownictwo SA	6,400	12,388

		30,444
PORTUGAL — 0.25%
Galp Energia SGPS SA Class B	806	12,843

		12,843
RUSSIA — 7.01%
Gazprom OAO SP ADR	15,754	122,093
LUKOIL OAO SP ADR	1,486	87,674
NovaTek OAO SP GDR[d]	440	51,172
Rosneft Oil Co. OJSC SP GDR[d]	4,120	29,170
Surgutneftegas OJSC SP ADR	3,246	25,676
Tatneft OAO SP ADR	726	26,738
TMK OAO SP GDR[d]	1,026	13,851

		356,374
SOUTH AFRICA — 1.85%
Exxaro Resources Ltd.	638	9,832
Sasol Ltd.	1,832	84,033

		93,865
SPAIN — 1.36%
Repsol SA	2,905	69,395

		69,395

Security	Shares	Value

SWEDEN — 0.33%
Lundin Petroleum ABa	752	$16,522

		16,522
SWITZERLAND — 1.04%
Transocean Ltd.	1,122	52,855

		52,855
THAILAND — 1.54%
IRPC PCL NVDR	81,000	8,229
PTT Exploration & Production PCL NVDR	5,022	25,030
PTT PCL NVDR	3,400	35,955
Thai Oil PCL NVDR	4,800	9,355

		78,569
TURKEY — 0.24%
Turkiye Petrol Rafinerileri AS	576	12,276

		12,276
UNITED KINGDOM — 28.25%
AMEC PLC	1,196	19,528
BG Group PLC	11,290	203,084
BP PLC	62,434	430,245
Petrofac Ltd.	934	18,592
Royal Dutch Shell PLC Class A	11,596	393,443
Royal Dutch Shell PLC Class B	9,176	322,672
Tullow Oil PLC	3,146	49,507

		1,437,071

TOTAL COMMON STOCKS
(Cost: $4,764,772)		4,953,395

PREFERRED STOCKS — 2.18%

BRAZIL — 1.84%
Petroleo Brasileiro SA SP ADR	6,540	93,784

		93,784
RUSSIA — 0.34%
Surgutneftegas OJSC SP ADR	2,600	17,134

		17,134

TOTAL PREFERRED STOCKS
(Cost: $209,338)		110,918

SHORT-TERM INVESTMENTS — 0.23%

MONEY MARKET FUNDS — 0.23%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[e,f,g]	8,022	8,022

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. ENERGY ETF

July 31, 2013

Security	Shares	Value

BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[e,f,g]	514	$514
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	2,819	2,819

		11,355

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,355)		11,355

TOTAL INVESTMENTS IN SECURITIES — 99.78%
(Cost: $4,985,465)		5,075,668
Other Assets, Less Liabilities — 0.22%		11,360

NET ASSETS — 100.00%		$5,087,028

NVDR  —  Non-Voting Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI EX U.S. FINANCIALS ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 97.82%

AUSTRALIA — 10.98%
AMP Ltd.	2,328	$9,444
ASX Ltd.	165	5,138
Australia and New Zealand Banking Group Ltd.	2,232	59,613
Bendigo and Adelaide Bank Ltd.	372	3,566
CFS Retail Property Trust Group	2,040	3,753
Commonwealth Bank of Australia	1,299	86,513
Dexus Property Group	4,596	4,331
Federation Centres	1,122	2,356
Goodman Group	1,413	5,985
GPT Group	1,434	4,710
Insurance Australia Group Ltd.	1,683	8,776
Lend Lease Group	414	3,258
Macquarie Group Ltd.	258	10,162
Mirvac Group	3,159	4,650
National Australia Bank Ltd.	1,905	53,392
QBE Insurance Group Ltd.	975	14,359
Stockland Corp. Ltd.	1,887	6,063
Suncorp Group Ltd.	1,020	11,735
Westfield Group	1,692	17,037
Westfield Retail Trust	2,475	6,686
Westpac Banking Corp.	2,523	69,943

		391,470
AUSTRIA — 0.39%
Erste Group Bank AG	222	6,730
IMMOEAST AG Escrow[a,b]	372	—
IMMOFINANZ AGa	837	3,420
Raiffeisen International Bank Holding AG	21	637
Vienna Insurance Group AG	60	3,097

		13,884
BELGIUM — 0.56%
Ageas	186	7,433
Groupe Bruxelles Lambert SA	69	5,605
KBC Groep NV	177	7,086

		20,124
BRAZIL — 0.31%
Banco Santander (Brasil) SA Units SP ADR	1,818	10,944

		10,944
CANADA — 10.51%
Bank of Montreal	525	32,617
Bank of Nova Scotia	963	54,339

Security	Shares	Value

Brookfield Asset Management Inc. Class A	456	$16,860
Brookfield Office Properties Inc.	285	4,821
Canadian Imperial Bank of Commerce	336	25,470
CI Financial Corp.	201	6,067
First Capital Realty Inc.	75	1,246
Great-West Lifeco Inc.	231	6,685
H&R Real Estate Investment Trust	105	2,207
IGM Financial Inc.	87	4,131
Industrial Alliance Insurance and Financial Services Inc.	96	3,858
Intact Financial Corp.	120	7,051
Manulife Financial Corp.	1,476	25,972
National Bank of Canada	132	10,145
Onex Corp.	78	3,710
Power Corp. of Canada	279	8,014
Power Financial Corp.	201	6,305
RioCan Real Estate Investment Trust	150	3,551
Royal Bank of Canada	1,164	72,645
Sun Life Financial Inc.	510	16,500
Toronto-Dominion Bank (The)	741	62,391

		374,585
CHILE — 0.38%
Banco Santander (Chile) SA SP ADR[c]	333	7,512
CorpBanca SA SP ADR	414	6,177

		13,689
CHINA — 6.42%
Agricultural Bank of China Ltd. Class H	21,000	8,503
Bank of China Ltd. Class H	63,000	26,401
Bank of Communications Co. Ltd. Class H	6,400	4,168
China CITIC Bank Corp. Ltd. Class H	6,000	2,778
China Construction Bank Corp. Class H	63,100	47,109
China Life Insurance Co. Ltd. Class H	6,000	14,390
China Merchants Bank Co. Ltd. Class H	3,260	5,481
China Minsheng Banking Corp. Ltd. Class H	4,800	4,852
China Overseas Land & Investment Ltd.	6,000	17,291
China Pacific Insurance (Group) Co. Ltd. Class H	2,400	8,031
China Taiping Insurance Holdings Co. Ltd.[a]	1,200	1,668
Chongqing Rural Commercial Bank Co. Ltd. Class H	3,000	1,226
CITIC Securities Co. Ltd. Class H	1,500	2,820

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. FINANCIALS ETF

July 31, 2013

Security	Shares	Value

Country Garden Holdings Co. Ltd.	3,196	$1,805
Evergrande Real Estate Group Ltd.[a,c]	6,000	2,383
Far East Horizon Ltd.	3,000	1,954
Franshion Properties (China) Ltd.	6,000	1,919
Guangzhou R&F Properties Co. Ltd. Class H	1,200	1,866
Haitong Securities Co. Ltd. Class Ha	1,200	1,546
Industrial and Commercial Bank of China Ltd. Class H	60,440	39,746
Longfor Properties Co. Ltd.	1,500	2,294
New China Life Insurance Co. Ltd. Class H	600	1,613
People’s Insurance Co. Group of China Ltd. Class Hc	6,000	2,692
PICC Property and Casualty Co. Ltd. Class H	6,200	6,907
Ping An Insurance (Group) Co. of China Ltd. Class H	1,500	9,709
Poly Property Group Co. Ltd.	3,000	1,629
Shimao Property Holdings Ltd.	1,500	3,160
Shui On Land Ltd.	5,166	1,545
Sino-Ocean Land Holdings Ltd.	1,500	768
SOHO China Ltd.[c]	3,000	2,456

		228,710
COLOMBIA — 0.41%
Bancolombia SA SP ADR	255	14,650

		14,650
CZECH REPUBLIC — 0.18%
Komercni Banka AS	33	6,424

		6,424
DENMARK — 0.33%
Danske Bank A/Sa	543	9,990
TrygVesta A/S	21	1,902

		11,892
EGYPT — 0.21%
Commercial International Bank (Egypt) SAE SP ADR	1,512	7,560

		7,560
FINLAND — 0.48%
Pohjola Bank PLC Class A	57	979
Sampo OYJ Class A	369	16,150

		17,129
FRANCE — 4.52%
AXA SA	1,446	31,825

Security	Shares	Value

BNP Paribas SA	792	$51,147
CNP Assurances SA	132	2,230
Credit Agricole SAa	738	7,034
Eurazeo	52	3,335
Fonciere des Regions	36	2,943
Gecina SA	18	2,204
Icade	33	2,972
Klepierre	90	3,895
Natixis	750	3,819
SCOR SE	144	4,594
Societe Generale	564	22,628
Unibail-Rodamco SE	78	18,866
Wendel	30	3,461

		160,953
GERMANY — 4.20%
Allianz SE Registered	372	57,892
Commerzbank AGa	863	7,366
Deutsche Bank AG Registered	831	37,412
Deutsche Boerse AG	195	13,770
Hannover Rueckversicherung AG Registered	48	3,563
Muenchener Rueckversicherungs-Gesellschaft AG Registered	150	29,718

		149,721
HONG KONG — 5.04%
AIA Group Ltd.	10,200	48,334
Bank of East Asia Ltd. (The)	1,800	6,754
BOC Hong Kong (Holdings) Ltd.	3,000	9,419
Hang Lung Properties Ltd.	3,000	9,729
Hang Seng Bank Ltd.	1,200	18,367
Hong Kong Exchanges and Clearing Ltd.	600	9,323
Kerry Properties Ltd.	1,500	6,170
Link REIT (The)	4,500	22,020
New World Development Co. Ltd.	3,000	4,387
Sino Land Co. Ltd.	6,200	8,762
Sun Hung Kai Properties Ltd.	1,000	13,346
Swire Pacific Ltd. Class A	1,500	17,697
Swire Properties Ltd.	1,800	5,292

		179,600
HUNGARY — 0.09%
OTP Bank PLC	156	3,128

		3,128
INDIA — 1.12%
Axis Bank Ltd. SP GDR[d]	450	7,740

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. FINANCIALS ETF

July 31, 2013

Security	Shares	Value

HDFC Bank Ltd. SP ADR	594	$19,543
ICICI Bank Ltd. SP ADR	384	12,587

		39,870
INDONESIA — 1.07%
PT Bank Central Asia Tbk	12,000	12,143
PT Bank Danamon Indonesia Tbk	4,500	2,277
PT Bank Mandiri (Persero) Tbk	9,056	7,842
PT Bank Negara Indonesia (Persero) Tbk	7,500	3,120
PT Bank Rakyat Indonesia (Persero) Tbk	12,000	9,633
PT Bumi Serpong Damai Tbk	7,500	1,153
PT Lippo Karawaci Tbk	15,000	1,868

		38,036
IRELAND — 0.10%
Bank of Ireland[a]	16,230	3,664

		3,664
ISRAEL — 0.28%
Bank Hapoalim BMa	1,122	5,378
Bank Leumi le-Israel BMa	1,020	3,429
Mizrahi Tefahot Bank Ltd.[a]	102	1,090

		9,897
ITALY — 1.89%
Assicurazioni Generali SpA	984	19,351
Banca Monte dei Paschi di Siena SpA[a]	7,785	2,123
Exor SpA	54	1,773
Intesa Sanpaolo SpA	9,327	17,661
Mediobanca SpA	666	4,080
UniCredit SpA	3,432	18,648
Unione di Banche Italiane SpA	843	3,573

		67,209
JAPAN — 12.08%
Acom Co. Ltd.[a]	60	1,842
Bank of Yokohama Ltd. (The)	3,000	16,410
Credit Saison Co. Ltd.	300	6,713
Dai-ichi Life Insurance Co. Ltd. (The)	9	12,234
Daito Trust Construction Co. Ltd.	300	27,330
Daiwa Securities Group Inc.	3,000	25,499
Hulic Co. Ltd.	300	3,584
Japan Retail Fund Investment Corp.	3	5,887
Mitsubishi Estate Co. Ltd.	1,000	25,327
Mitsubishi UFJ Financial Group Inc.	10,500	64,160
Mitsubishi UFJ Lease & Finance Co. Ltd.	600	3,075
Mizuho Financial Group Inc.	19,240	39,710
MS&AD Insurance Group Holdings Inc.	600	15,507
NKSJ Holdings Inc.	300	7,513

Security	Shares	Value

Nomura Holdings Inc.	3,000	$22,785
NTT Urban Development Corp.	3	3,611
ORIX Corp.	900	13,314
Resona Holdings Inc.	1,800	8,913
SBI Holdings Inc.	80	836
Seven Bank Ltd.	1,500	5,536
Shinsei Bank Ltd.	4,000	8,866
Sony Financial Holdings Inc.	300	4,911
Sumitomo Mitsui Financial Group Inc.	1,200	54,720
Sumitomo Mitsui Trust Holdings Inc.	3,980	18,290
T&D Holdings Inc.	600	7,571
Tokio Marine Holdings Inc.	600	19,125
United Urban Investment Corp.	6	7,430

		430,699
MEXICO — 0.82%
Compartamos SAB de CV	1,800	3,243
Fibra Uno Administracion SA de CV	1,200	3,812
Grupo Financiero Banorte SAB de CV Series O	1,800	11,383
Grupo Financiero Inbursa SAB de CV Series O	2,400	5,601
Grupo Financiero Santander Mexico SAB de CV Series B	1,800	5,196

		29,235
NETHERLANDS — 1.38%
AEGON NV	1,449	11,150
Corio NV	81	3,537
Delta Lloyd NV	156	3,370
ING Groep NV CVA[a]	3,045	31,053

		49,110
NORWAY — 0.51%
DNB ASA	927	15,385
Gjensidige Forsikring ASA	171	2,638

		18,023
PERU — 0.22%
Credicorp Ltd.	66	7,840

		7,840
PHILIPPINES — 0.61%
Ayala Corp.	334	4,641
Ayala Land Inc.	6,000	4,159
Bank of the Philippine Islands	1,532	3,319
BDO Unibank Inc.	1,170	2,182
Metro Pacific Investments Corp.	17,100	2,126
Metropolitan Bank & Trust Co.	720	1,761

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. FINANCIALS ETF

July 31, 2013

Security	Shares	Value

SM Prime Holdings Inc.	8,400	$3,400

		21,588
POLAND — 0.78%
Alior Bank SAa	48	1,274
Bank Handlowy w Warszawie SA	27	814
Bank Pekao SA	117	5,990
Bank Zachodni WBK SA	21	2,131
BRE Bank SA	12	1,618
Powszechna Kasa Oszczednosci Bank Polski SA	879	10,208
Powszechny Zaklad Ubezpieczen SA	42	5,948

		27,983
PORTUGAL — 0.02%
Banco Espirito Santo SA Registered[a]	918	890

		890
RUSSIA — 0.59%
Sberbank of Russia SP ADR	1,818	20,962

		20,962
SINGAPORE — 2.26%
Ascendas REIT	6,000	10,832
CapitaCommercial Trust	3,000	3,309
CapitaLand Ltd.	3,000	7,606
CapitaMall Trust Management Ltd.	6,000	9,561
CapitaMalls Asia Ltd.	3,000	4,698
DBS Group Holdings Ltd.	1,000	13,109
Global Logistic Properties Ltd.	3,000	6,688
Oversea-Chinese Banking Corp. Ltd.	3,000	24,867

		80,670
SOUTH AFRICA — 1.80%
Absa Group Ltd.	264	3,808
African Bank Investments Ltd.	654	960
Discovery Ltd.	321	2,891
FirstRand Ltd.	2,760	8,261
Growthpoint Properties Ltd.	1,752	4,395
Investec Ltd.	393	2,637
Liberty Holdings Ltd.	93	1,151
MMI Holdings Ltd.	888	1,927
Nedbank Group Ltd.	180	3,229
Redefine Properties Ltd.	3,177	3,148
Remgro Ltd.	393	7,496
RMB Holdings Ltd.	738	3,024
RMI Holdings Ltd.	738	2,011
Sanlam Ltd.	1,560	7,483

Security	Shares	Value

Standard Bank Group Ltd.	1,038	$11,576

		63,997
SOUTH KOREA — 0.77%
Shinhan Financial Group Co. Ltd. SP ADR	385	14,041
Woori Finance Holdings Co. Ltd. SP ADR	441	13,234

		27,275
SPAIN — 3.70%
Banco Bilbao Vizcaya Argentaria SA	4,717	44,584
Banco de Sabadell SA	2,707	5,528
Banco Popular Espanol SAa	1,434	6,293
Banco Santander SA	8,950	65,292
Bankia SAa	3,708	3,265
CaixaBank SA	1,213	4,465
Mapfre SA	711	2,596

		132,023
SWEDEN — 2.88%
Industrivarden AB Class C	87	1,560
Investment AB Kinnevik Class B	180	5,420
Investor AB Class B	420	12,608
Nordea Bank AB	2,100	26,523
Ratos AB Class B	525	4,671
Skandinaviska Enskilda Banken AB Class A	1,263	13,904
Svenska Handelsbanken AB Class A	450	20,380
Swedbank AB Class A	735	17,678

		102,744
SWITZERLAND — 5.12%
Baloise Holding AG Registered	45	4,872
Banque Cantonale Vaudoise Registered	3	1,543
Credit Suisse Group AG Registered	1,194	34,940
Julius Baer Group Ltd.[a]	240	10,859
Pargesa Holding SA Bearer	33	2,353
Partners Group Holding AG	21	5,531
Swiss Life Holding AG Registered[a]	24	4,293
Swiss Prime Site AG Registered[a]	48	3,518
Swiss Re AGa	285	22,606
UBS AG Registered[a]	3,039	59,626
Zurich Insurance Group AG	120	32,171

		182,312
THAILAND — 1.01%
Bangkok Bank PCL NVDR	1,500	9,824
Central Pattana PCL NVDR	900	1,237
Kasikornbank PCL NVDR	2,100	12,245

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. FINANCIALS ETF

July 31, 2013

Security	Shares	Value

Krung Thai Bank PCL NVDR	6,075	$3,435
Siam Commercial Bank PCL NVDR	1,800	9,115

		35,856
TURKEY — 0.90%
Akbank TAS	1,536	5,883
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	1,200	1,650
Haci Omer Sabanci Holding AS	759	3,775
Turkiye Garanti Bankasi AS	2,340	9,131
Turkiye Halk Bankasi AS	495	3,708
Turkiye Is Bankasi AS Class C	1,248	3,302
Turkiye Vakiflar Bankasi TAO Class D	921	2,006
Yapi ve Kredi Bankasi AS	1,272	2,763

		32,218
UNITED KINGDOM — 12.90%
3i Group PLC	738	4,290
Aberdeen Asset Management PLC	729	4,247
Admiral Group PLC	165	3,510
Aviva PLC	2,397	13,500
Barclays PLC	9,357	40,841
British Land Co. PLC	882	7,989
Capital Shopping Centres Group PLC	540	2,756
Direct Line Insurance Group PLC	672	2,311
Hammerson PLC	744	5,972
Hargreaves Lansdown PLC	195	2,899
HSBC Holdings PLC	14,916	169,103
ICAP PLC	513	3,164
Investec PLC	408	2,717
Land Securities Group PLC	669	9,625
Legal & General Group PLC	4,959	14,502
Lloyds Banking Group PLC[a]	36,651	38,045
London Stock Exchange Group PLC	171	4,080
Old Mutual PLC	4,044	11,906
Prudential PLC	2,028	35,880
Resolution Ltd.	1,257	6,171
Royal Bank of Scotland Group PLC[a]	1,671	8,046
RSA Insurance Group PLC	2,985	5,657
Schroders PLC	78	2,903
SEGRO PLC	801	3,774
Standard Chartered PLC	1,971	45,554
Standard Life PLC	1,824	10,489

		459,931

TOTAL COMMON STOCKS
(Cost: $3,516,704)		3,486,495

Security	Shares	Value

PREFERRED STOCKS — 1.86%

BRAZIL — 1.86%
Banco Bradesco SA SP ADR	2,776	$33,923
Itau Unibanco Holding SA SP ADR	2,526	32,206

		66,129

TOTAL PREFERRED STOCKS
(Cost: $81,699)		66,129

RIGHTS — 0.04%

HONG KONG — 0.00%
New Hotel[a]	25	—

		—
SPAIN — 0.04%
Banco Santander SAa	5,967	1,307
CaixaBank SAa	1,213	86

		1,393

TOTAL RIGHTS
(Cost: $1,249)		1,393

SHORT-TERM INVESTMENTS — 0.26%

MONEY MARKET FUNDS — 0.26%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[e,f,g]	7,613	7,613
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[e,f,g]	487	487
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	1,284	1,284

		9,384

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,384)		9,384

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. FINANCIALS ETF

July 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 99.98%
(Cost: $3,609,036)	$3,563,401
Other Assets, Less Liabilities — 0.02%	631

NET ASSETS — 100.00%	$3,564,032

NVDR  —  Non-Voting Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI EX U.S. HEALTHCARE ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.55%

AUSTRALIA — 3.39%
Cochlear Ltd.	740	$40,564
CSL Ltd.	5,776	342,485
Ramsay Health Care Ltd.	1,752	57,909
Sonic Healthcare Ltd.	4,596	59,024

		499,982
BELGIUM — 0.63%
UCB SA	1,604	92,277

		92,277
CANADA — 3.09%
Catamaran Corp.[a]	2,464	129,665
Valeant Pharmaceuticals International Inc.[a]	3,512	325,562

		455,227
CHINA — 0.96%
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	16,000	15,122
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	11,600	24,111
Sihuan Pharmaceutical Holdings Group Ltd.	56,000	40,509
Sino Biopharmaceutical Ltd.	24,000	17,454
Sinopharm Group Co. Ltd. Class H	16,000	43,738

		140,934
DENMARK — 6.46%
Coloplast A/S Class B	1,540	89,857
Novo Nordisk A/S Class B	4,368	737,530
Novozymes A/S Class B	2,560	87,591
William Demant Holding A/Sa	424	37,276

		952,254
FINLAND — 0.31%
Orion OYJ Class B	1,872	45,713

		45,713
FRANCE — 11.61%
Essilor International SA	2,548	284,541
Sanofi	13,408	1,427,332

		1,711,873
GERMANY — 9.98%
Bayer AG Registered	6,536	758,096
Celesio AG	2,292	51,738
Fresenius Medical Care AG & Co. KGaA	2,848	179,953
Fresenius SE & Co. KGaA	1,700	214,177

Security	Shares	Value

Merck KGaA	1,068	$176,275
QIAGEN NVa	4,444	91,731

		1,471,970
INDIA — 0.77%
Dr. Reddy’s Laboratories Ltd. SP ADR	2,720	101,374
Ranbaxy Laboratories Ltd. SP GDR[a,b]	2,689	12,773

		114,147
INDONESIA — 0.35%
PT Kalbe Farma Tbk	376,060	52,325

		52,325
IRELAND — 0.63%
Elan Corp. PLC[a]	6,004	92,321

		92,321
ISRAEL — 2.65%
Teva Pharmaceutical Industries Ltd.	9,868	391,031

		391,031
JAPAN — 11.83%
Alfresa Holdings Corp.	400	19,785
Astellas Pharma Inc.	5,200	277,566
Chugai Pharmaceutical Co. Ltd.	2,800	55,371
Daiichi Sankyo Co. Ltd.	8,000	129,897
Dainippon Sumitomo Pharma Co. Ltd.	2,000	26,476
Eisai Co. Ltd.	2,800	118,001
Hisamitsu Pharmaceutical Co. Inc.	400	21,961
Kyowa Hakko Kirin Co. Ltd.	3,000	29,831
M3 Inc.	8	21,961
Medipal Holdings Corp.	1,200	14,836
Miraca Holdings Inc.	400	19,236
Mitsubishi Tanabe Pharma Corp.	2,400	32,234
Olympus Corp.[a]	2,400	73,180
Ono Pharmaceutical Co. Ltd.	800	51,162
Otsuka Holdings Co. Ltd.	4,000	128,717
Santen Pharmaceutical Co. Ltd.	800	34,772
Shionogi & Co. Ltd.	3,600	72,875
Suzuken Co. Ltd.	800	24,930
Sysmex Corp.	800	51,487
Taisho Pharmaceutical Holdings Co. Ltd.	400	27,167
Takeda Pharmaceutical Co. Ltd.	9,200	409,232
Terumo Corp.	1,600	80,769
Tsumura & Co.	800	22,726

		1,744,172
MEXICO — 0.13%
Genomma Lab Internacional SAB de CV Series Ba,c	8,000	18,671

		18,671

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. HEALTHCARE ETF

July 31, 2013

Security	Shares	Value

SOUTH AFRICA — 1.21%
Aspen Pharmacare Holdings Ltd.	4,456	$98,426
Life Healthcare Group Holdings Ltd.	12,492	45,383
Netcare Ltd.	14,916	35,223

		179,032
SPAIN — 0.59%
Grifols SA	2,068	87,075

		87,075
SWEDEN — 1.26%
Elekta AB Class B	4,892	83,306
Getinge AB Class B	2,760	101,770

		185,076
SWITZERLAND — 26.93%
Actelion Ltd. Registered	1,536	101,667
Lonza Group AG Registered	932	71,419
Novartis AG Registered	25,228	1,808,303
Roche Holding AG Genusschein	7,792	1,912,044
Sonova Holding AG Registered	704	77,435

		3,970,868
THAILAND — 0.15%
Bangkok Dusit Medical Services PCL NVDR	4,800	22,466

		22,466
UNITED KINGDOM — 16.62%
AstraZeneca PLC	13,936	704,608
GlaxoSmithKline PLC	53,108	1,355,862
Shire PLC	6,964	253,597
Smith & Nephew PLC	11,532	137,155

		2,451,222

TOTAL COMMON STOCKS
(Cost: $12,626,767)		14,678,636

SHORT-TERM INVESTMENTS — 0.02%

MONEY MARKET FUNDS — 0.02%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[d,e,f]	1,829	1,829
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	117	117

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	750	$750

		2,696

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,696)		2,696

TOTAL INVESTMENTS IN SECURITIES — 99.57%
(Cost: $12,629,463)		14,681,332
Other Assets, Less Liabilities — 0.43%		62,813

NET ASSETS — 100.00%		$14,744,145

NVDR  —  Non-Voting Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI EX U.S. INDUSTRIALS ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.73%

AUSTRALIA — 2.68%
ALS Ltd.	622	$4,739
Asciano Ltd.	1,745	7,956
Aurizon Holdings Ltd.	2,194	8,939
Brambles Ltd.	3,198	26,060
Leighton Holdings Ltd.	366	5,426
Qantas Airways Ltd.[a]	2,340	2,646
Seek Ltd.	123	1,041
Sydney Airport	284	915
Toll Holdings Ltd.	1,118	5,348
Transurban Group	2,888	17,573

		80,643
AUSTRIA — 0.18%
Andritz AG	100	5,384

		5,384
BRAZIL — 0.60%
Embraer SA SP ADR	530	18,004

		18,004
CANADA — 5.04%
Bombardier Inc. Class B	2,748	13,258
CAE Inc.	538	6,123
Canadian National Railway Co.	780	77,890
Canadian Pacific Railway Ltd.	294	36,070
Finning International Inc.	350	7,524
SNC-Lavalin Group Inc.	261	10,841

		151,706
CHILE — 0.41%
LATAM Airlines Group SA SP ADR	911	12,253

		12,253
CHINA — 2.77%
Air China Ltd. Class H	4,000	2,708
AviChina Industry & Technology Co. Ltd. Class H	4,000	2,140
Beijing Capital International Airport Co. Ltd. Class H	6,000	3,721
Beijing Enterprises Holdings Ltd.	1,000	6,686
China Communications Construction Co. Ltd. Class H	9,000	6,882
China Everbright International Ltd.	3,000	2,735
China International Marine Containers (Group) Co. Ltd. Class H	1,400	2,275

Security	Shares	Value

China Merchants Holdings (International) Co. Ltd.	2,000	$6,254
China Railway Construction Corp. Ltd. Class H	4,000	4,069
China Railway Group Ltd. Class H	8,000	4,301
China Shipping Container Lines Co. Ltd. Class Ha,b	11,000	2,667
China Southern Airlines Co. Ltd. Class H	4,000	1,480
China State Construction International Holdings Ltd.	4,000	6,375
CITIC Pacific Ltd.[b]	6,000	6,514
COSCO Pacific Ltd.	4,000	5,622
CSR Corp Ltd. Class H	4,000	2,667
Jiangsu Expressway Co. Ltd. Class H	2,000	2,079
Shanghai Electric Group Co. Ltd. Class H	8,000	2,692
Shanghai Industrial Holdings Ltd.	1,000	3,107
Weichai Power Co. Ltd. Class H	1,200	3,977
Zhejiang Expressway Co. Ltd. Class H	2,000	1,699
Zhuzhou CSR Times Electric Co. Ltd. Class H	1,000	2,650

		83,300
DENMARK — 1.14%
A.P. Moeller-Maersk A/S Class A	1	7,395
A.P. Moeller-Maersk A/S Class B	2	15,660
DSV A/S	435	11,389

		34,444
FINLAND — 1.14%
Kone OYJ Class B	195	14,475
Metso OYJ	251	8,822
Wartsila OYJ Abp	243	10,977

		34,274
FRANCE — 11.15%
Aeroports de Paris	33	3,403
ALSTOM	405	13,670
Bouygues SA	391	11,407
Bureau Veritas SA	300	8,887
Compagnie de Saint-Gobain	732	33,874
Edenred SA	345	11,034
European Aeronautic Defence and Space Co. NV	879	52,389
Groupe Eurotunnel SA Registered	1,153	9,033
Legrand SA	363	18,774
Rexel SA	286	6,925
Safran SA	354	20,748
Schneider Electric SA	873	69,333

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. INDUSTRIALS ETF

July 31, 2013

Security	Shares	Value

Societe BIC SA	38	$4,208
Thales SA	125	6,432
Vallourec SA	214	12,608
Vinci SA	846	45,597
Zodiac Aerospace	48	6,963

		335,285
GERMANY — 8.03%
Brenntag AG	77	12,627
Deutsche Lufthansa AG Registered[a]	472	9,433
Deutsche Post AG Registered	1,240	34,692
Fraport AG	89	5,758
GEA Group AG	365	15,032
Hochtief AG	55	4,183
MAN SE	78	8,872
Osram Licht AGa	133	5,175
Siemens AG Registered	1,335	145,909

		241,681
HONG KONG — 2.35%
Cathay Pacific Airways Ltd.[b]	3,000	5,555
Hopewell Holdings Ltd.	1,000	3,172
Hutchison Whampoa Ltd.	4,000	45,156
MTR Corp. Ltd.	2,500	9,300
NWS Holdings Ltd.	3,000	4,603
Orient Overseas International Ltd.	500	2,776

		70,562
INDIA — 0.42%
Larsen & Toubro Ltd. SP GDR[c]	906	12,648

		12,648
INDONESIA — 0.45%
PT Jasa Marga (Persero) Tbk	7,500	3,904
PT United Tractors Tbk	5,954	9,733

		13,637
ITALY — 1.30%
Atlantia SpA	460	8,710
Fiat Industrial SpA	1,406	17,279
Finmeccanica SpA[a]	895	4,668
Prysmian SpA	414	8,400

		39,057
JAPAN — 27.91%
Amada Co. Ltd.	1,000	7,168
ANA Holdings Inc.	1,000	2,054
Asahi Glass Co. Ltd.	2,000	12,912
Central Japan Railway Co.	200	24,442
Dai Nippon Printing Co. Ltd.	1,000	8,886

Security	Shares	Value

Daikin Industries Ltd.	400	$16,593
East Japan Railway Co.	500	40,110
FANUC Corp.	300	45,326
Fuji Electric Co. Ltd.	2,000	7,463
Furukawa Electric Co. Ltd.	2,000	4,819
Hankyu Hanshin Holdings Inc.	2,000	11,408
Hino Motors Ltd.	1,000	15,322
Hitachi Construction Machinery Co. Ltd.	200	3,935
IHI Corp.	3,000	12,597
ITOCHU Corp.	2,600	30,823
Japan Airlines Co. Ltd.	100	5,287
Japan Steel Works Ltd. (The)	1,000	5,602
JTEKT Corp.	500	6,268
Kajima Corp.	2,000	7,015
Kawasaki Heavy Industries Ltd.	3,000	10,950
Keikyu Corp.	1,000	8,317
Keio Corp.	1,000	7,015
Keisei Electric Railway Co. Ltd.	1,000	9,598
Kintetsu Corp.	2,000	8,561
Komatsu Ltd.	1,700	37,818
Kubota Corp.	2,000	29,078
Kurita Water Industries Ltd.	300	6,100
LIXIL Group Corp.	500	11,703
Makita Corp.	200	10,391
Marubeni Corp.	3,000	20,802
Mitsubishi Corp.	2,300	41,835
Mitsubishi Electric Corp.	3,000	29,068
Mitsubishi Heavy Industries Ltd.	6,000	32,149
Mitsui & Co. Ltd.	3,000	40,110
Mitsui O.S.K. Lines Ltd.[a]	2,000	7,686
Nabtesco Corp.	200	4,179
Nidec Corp.	200	16,268
Nippon Express Co. Ltd.	1,000	4,707
Nippon Yusen K.K.	3,000	8,297
NSK Ltd.	1,000	9,334
Obayashi Corp.	1,000	5,328
Odakyu Electric Railway Co. Ltd.	1,000	9,466
Secom Co. Ltd.	300	16,471
Shimizu Corp.	2,000	8,296
SMC Corp.	100	21,117
Sojitz Corp.	3,300	5,603
Sumitomo Corp.	1,900	25,345
Sumitomo Electric Industries Ltd.	1,200	16,166
Sumitomo Heavy Industries Ltd.	1,000	4,636
Taisei Corp.	2,000	7,768

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. INDUSTRIALS ETF

July 31, 2013

Security	Shares	Value

THK Co. Ltd.	100	$2,080
Tobu Railway Co. Ltd.	1,000	5,145
Tokyu Corp.	2,000	12,953
Toppan Printing Co. Ltd.	1,000	6,771
Toshiba Corp.	6,000	25,927
TOTO Ltd.	1,000	10,177
Toyota Tsusho Corp.	400	10,590
West Japan Railway Co.	200	8,419
Yamato Holdings Co. Ltd.	700	15,316

		839,570
MEXICO — 1.20%
Alfa SAB de CV Series A	8,000	20,442
Grupo Aeroportuario del Pacifico SAB de CV Series B	1,800	9,326
Grupo Carso SAB de CV Series A1	1,300	6,442

		36,210
NETHERLANDS — 2.33%
Koninklijke Philips Electronics NV	1,435	45,845
Randstad Holding NV	134	6,453
Royal Boskalis Westminster NV CVA	146	5,476
Royal Vopak NV	108	6,208
TNT Express NV	788	6,183

		70,165
NEW ZEALAND — 0.64%
Auckland International Airport Ltd.	7,652	19,185

		19,185
PHILIPPINES — 1.20%
Aboitiz Equity Ventures Inc.	2,500	2,896
Alliance Global Group Inc.	12,300	7,434
DMCI Holdings Inc.	2,000	2,450
International Container Terminal Services Inc.	2,100	4,434
SM Investments Corp.	868	18,987

		36,201
SINGAPORE — 3.33%
ComfortDelGro Corp. Ltd.	5,000	7,849
Hutchison Port Holdings Trust	9,000	6,660
Keppel Corp. Ltd.	3,600	29,248
Noble Group Ltd.	13,000	9,133
SembCorp Industries Ltd.	3,000	11,963
SembCorp Marine Ltd.[b]	3,000	10,715
Singapore Airlines Ltd.	1,000	7,936
Singapore Technologies Engineering Ltd.	3,000	10,079

Security	Shares	Value

Yangzijiang Shipbuilding[b]	9,000	$6,605

		100,188
SOUTH AFRICA — 0.78%
Barloworld Ltd.	745	6,165
Bidvest Group Ltd.	586	14,429
Reunert Ltd.	414	2,799

		23,393
SOUTH KOREA — 0.12%
OCI NVa	93	3,480

		3,480
SPAIN — 1.75%
Abertis Infraestructuras SA	750	13,898
Actividades de Construcciones y Servicios SA	344	9,866
Ferrovial SA	973	16,538
International Consolidated Airlines Group SAa	1,863	8,248
Zardoya Otis SA	293	4,260

		52,810
SWEDEN — 6.88%
Alfa Laval AB	739	16,723
Assa Abloy AB Class B	612	27,023
Atlas Copco AB Class A	1,329	34,588
Atlas Copco AB Class B	572	13,372
Sandvik AB	1,790	22,581
Scania AB Class B	667	13,859
Securitas AB Class B	320	3,111
Skanska AB Class B	826	15,545
SKF AB Class B	757	20,941
Volvo AB Class B	2,665	39,184

		206,927
SWITZERLAND — 5.27%
ABB Ltd. Registered[a]	3,598	79,151
Adecco SA Registered[a]	279	17,641
Geberit AG Registered	63	16,822
Kuehne & Nagel International AG Registered	89	10,728
Schindler Holding AG Participation Certificates	63	8,984
Schindler Holding AG Registered	12	1,669
SGS SA Registered	8	18,038
Sulzer AG Registered	36	5,366

		158,399

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. INDUSTRIALS ETF

July 31, 2013

Security	Shares	Value

THAILAND — 0.28%
Airports of Thailand PCL NVDR	1,500	$8,530

		8,530
TURKEY — 0.76%
Enka Insaat ve Sanayi AS	1,220	3,366
KOC Holding AS	1,633	7,180
TAV Havalimanlari Holding AS	494	3,090
Turk Hava Yollari AO	1,840	7,730
Turkiye Sise ve Cam Fabrikalari AS	1,028	1,471

		22,837
UNITED KINGDOM — 9.62%
Aggreko PLC	517	13,951
Babcock International Group PLC	457	8,141
BAE Systems PLC	4,756	32,151
Bunzl PLC	525	11,215
Capita PLC	923	14,595
Cobham PLC	1,418	6,183
Experian PLC	1,678	31,367
G4S PLC	2,516	8,578
IMI PLC	462	9,610
Intertek Group PLC	174	7,980
Invensys PLC	1,155	8,690
Meggitt PLC	964	8,001
Melrose Industries PLC	1,975	8,444
Rolls-Royce Holdings PLC[a]	3,055	54,420
Serco Group PLC	856	8,137
Smiths Group PLC	618	12,976
Travis Perkins PLC	370	9,547
Weir Group PLC (The)	326	10,621
Wolseley PLC	519	24,754

		289,361

TOTAL COMMON STOCKS
(Cost: $2,418,180)		3,000,134

RIGHTS — 0.01%

SPAIN — 0.01%
Zardoya Otis SAa	293	166

		166

TOTAL RIGHTS
(Cost: $147)		166

Security	Shares	Value

SHORT-TERM INVESTMENTS — 0.56%

MONEY MARKET FUNDS — 0.56%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[d,e,f]	15,084	$15,084
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	966	966
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	894	894

		16,944

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,944)		16,944

TOTAL INVESTMENTS IN SECURITIES — 100.30%
(Cost: $2,435,271)		3,017,244
Other Assets, Less Liabilities — (0.30)%		(9,122)

NET ASSETS — 100.00%		$3,008,122

NVDR  —  Non-Voting Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI EX U.S. INFORMATION TECHNOLOGY ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.66%

AUSTRALIA — 0.64%
Computershare Ltd.	2,116	$18,572

		18,572
BRAZIL — 1.78%
Cielo SA SP ADR	2,057	51,754

		51,754
CANADA — 1.78%
Blackberry Ltd.[a,b]	1,430	12,547
CGI Group Inc. Class Aa	682	23,550
Open Text Corp.	222	15,675

		51,772
CHINA — 6.64%
GCL-Poly Energy Holdings Ltd.[a]	44,000	11,234
Kingboard Chemical Holdings Co. Ltd.	4,800	10,559
Lenovo Group Ltd.	24,000	21,879
Tencent Holdings Ltd.	3,100	140,623
ZTE Corp. Class Ha,b	5,280	9,177

		193,472
FINLAND — 1.40%
Nokia OYJ[a,b]	10,439	40,891

		40,891
FRANCE — 3.88%
Atos SA	198	14,857
Cap Gemini SA	499	27,266
Dassault Systemes SA	215	28,201
Gemalto NVb	253	26,405
STMicroelectronics NV	1,898	16,283

		113,012
GERMANY — 8.30%
Infineon Technologies AG	3,617	31,862
SAP AG	2,597	190,664
United Internet AG Registered	590	19,241

		241,767
HONG KONG — 1.08%
AAC Technologies Holdings Inc.	3,000	13,964
ASM Pacific Technology Ltd.	1,600	17,392

		31,356
INDIA — 3.44%
Infosys Ltd. SP ADR	1,435	71,291
Wipro Ltd. SP ADR	3,337	28,765

		100,056

Security	Shares	Value

ISRAEL — 0.59%
Mellanox Technologies Ltd.[a]	124	$5,624
NICE Systems Ltd.	303	11,641

		17,265
JAPAN — 25.21%
Advantest Corp.	400	5,210
Brother Industries Ltd.	700	7,758
Canon Inc.	3,200	98,419
Citizen Holdings Co. Ltd.	1,100	6,274
Dena Co. Ltd.[b]	300	5,676
FUJIFILM Holdings Corp.	1,300	28,457
Fujitsu Ltd.	6,000	22,937
Gree Inc.	300	2,422
GungHo Online Entertainment Inc.[a,b]	10	8,134
Hamamatsu Photonics K.K.	200	6,924
Hirose Electric Co. Ltd.	100	13,309
Hitachi High-Technologies Corp.	200	4,356
Hitachi Ltd.	13,000	86,971
Hoya Corp.	1,200	25,792
IBIDEN Co. Ltd.	500	7,442
ITOCHU Techno-Solutions Corp.	100	3,950
Keyence Corp.	110	35,789
Konami Corp.	300	6,625
Konica Minolta Holdings Inc.	1,500	12,246
Kyocera Corp.	400	40,466
Murata Manufacturing Co. Ltd.	600	41,116
NEC Corp.	10,000	22,571
Nexon Co. Ltd.	300	3,779
Nintendo Co. Ltd.	300	37,883
Nippon Electric Glass Co. Ltd.	1,000	5,358
Nomura Research Institute Ltd.	300	9,791
NTT Data Corp.	4	14,316
Omron Corp.	600	18,515
Oracle Corp. Japan	100	3,884
Otsuka Corp.	100	11,265
Ricoh Co. Ltd.	2,000	22,409
Rohm Co. Ltd.	300	11,560
Shimadzu Corp.	1,000	7,859
Sumco Corp.	300	2,638
TDK Corp.	400	14,377
Tokyo Electron Ltd.	500	22,698
Trend Micro Inc.	300	9,944
Yahoo! Japan Corp.	40	21,229
Yaskawa Electric Corp.	1,000	11,906
Yokogawa Electric Corp.	900	11,621

		733,876

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. INFORMATION TECHNOLOGY ETF

July 31, 2013

Security	Shares	Value

NETHERLANDS — 3.19%
ASML Holding NV	1,034	$92,815

		92,815
SOUTH KOREA — 14.38%
LG Display Co. Ltd. SP ADR[a]	4,155	51,481
Samsung Electronics Co. Ltd. SP GDR[c]	641	367,293

		418,774
SPAIN — 1.34%
Amadeus IT Holding SA Class A	1,138	39,016

		39,016
SWEDEN — 4.68%
Hexagon AB Class B	1,019	30,995
Telefonaktiebolaget LM Ericsson Class B	8,932	105,297

		136,292
TAIWAN — 18.67%
Advanced Semiconductor Engineering Inc. SP ADR	15,292	61,321
AU Optronics Corp. SP ADR[a]	7,343	26,729
Hon Hai Precision Industry Co. Ltd. SP GDR[c]	21,125	109,427
Siliconware Precision Industries Co. Ltd. SP ADR	8,226	46,888
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	14,927	253,460
United Microelectronics Corp. SP ADR	20,814	45,791

		543,616
UNITED KINGDOM — 2.66%
ARM Holdings PLC	4,240	56,246
Sage Group PLC (The)	3,982	21,159

		77,405

TOTAL COMMON STOCKS
(Cost: $2,468,170)		2,901,711

SHORT-TERM INVESTMENTS — 3.73%

MONEY MARKET FUNDS — 3.73%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[d,e,f]	96,147	96,147
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	6,157	6,157

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	6,321	$6,321

		108,625

TOTAL SHORT-TERM INVESTMENTS
(Cost: $108,625)		108,625

TOTAL INVESTMENTS IN SECURITIES — 103.39%
(Cost: $2,576,795)		3,010,336
Other Assets, Less Liabilities — (3.39)%		(98,708)

NET ASSETS — 100.00%		$2,911,628

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI EX U.S. MATERIALS ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 96.14%

AUSTRALIA — 12.06%
Alumina Ltd.[a]	3,617	$3,149
Amcor Ltd.	1,988	18,894
BHP Billiton Ltd.	5,184	161,159
Boral Ltd.	1,258	4,787
Fortescue Metals Group Ltd.	2,173	7,138
Iluka Resources Ltd.	595	5,884
Incitec Pivot Ltd.	2,945	6,951
James Hardie Industries SE	623	5,166
Newcrest Mining Ltd.	1,210	13,281
Orica Ltd.	648	10,514
Rio Tinto Ltd.	688	35,509

		272,432
AUSTRIA — 0.30%
Voestalpine AG	175	6,696

		6,696
BELGIUM — 1.05%
Solvay SA	98	13,247
Umicore SA	234	10,523

		23,770
BRAZIL — 0.45%
Companhia Siderurgica Nacional SA SP ADR	820	2,378
Fibria Celulose SA SP ADR[a]	693	7,678

		10,056
CANADA — 9.94%
Agnico-Eagle Mines Ltd.	275	7,814
Agrium Inc.	247	20,936
Barrick Gold Corp.	1,578	26,094
Eldorado Gold Corp.	1,102	8,693
First Quantum Minerals Ltd.	821	13,177
Franco-Nevada Corp.	218	9,275
Goldcorp Inc.	1,291	36,380
Kinross Gold Corp.	1,488	7,729
New Gold Inc.[a]	650	4,717
Potash Corp. of Saskatchewan Inc.	1,476	42,785
Silver Wheaton Corp.	546	12,545
Teck Resources Ltd. Class B	895	20,946
Turquoise Hill Resources Ltd.[a]	444	1,775
Yamana Gold Inc.	1,124	11,731

		224,597

Security	Shares	Value

CHILE — 0.61%
Sociedad Quimica y Minera de Chile SA Series B SP ADR	479	$13,872

		13,872
CHINA — 2.44%
Aluminum Corp. of China Ltd. Class Ha	10,000	3,082
Anhui Conch Cement Co. Ltd. Class H	2,500	7,398
BBMG Corp. Class H	3,000	1,888
China BlueChemical Ltd. Class H	6,000	2,770
China National Building Material Co. Ltd. Class H	6,000	5,416
China Resources Cement Holdings Ltd.	8,000	4,332
China Shanshui Cement Group Ltd.	3,000	1,195
Fosun International Ltd.	5,000	3,791
Jiangxi Copper Co. Ltd. Class H	3,000	5,060
Lee & Man Paper Manufacturing Ltd.	5,000	3,256
Nine Dragons Paper (Holdings) Ltd.	4,000	2,532
Shougang Fushan Resources Group Ltd.[b]	6,000	1,965
Sinopec Shanghai Petrochemical Co. Ltd. Class Ha	16,000	4,931
Yingde Gases Group Co. Ltd.	4,500	4,097
Zhaojin Mining Industry Co. Ltd. Class H	2,000	1,341
Zijin Mining Group Co. Ltd. Class Hb	10,000	2,140

		55,194
FINLAND — 0.75%
Stora Enso OYJ Class R	936	6,929
UPM-Kymmene OYJ	893	9,943

		16,872
FRANCE — 5.62%
ArcelorMittal	1,370	18,004
Arkema SA	102	10,206
Imerys SA	67	4,417
L’Air Liquide SA	577	76,448
Lafarge SA	280	17,871

		126,946
GERMANY — 10.59%
BASF SE	1,482	131,178
HeidelbergCement AG	209	16,024
K+S AG Registered	345	8,486
Lanxess AG	148	9,238
Linde AG	315	60,566
ThyssenKrupp AGa	628	13,634

		239,126

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. MATERIALS ETF

July 31, 2013

Security	Shares	Value

INDIA — 0.53%
Sterlite Industries (India) Ltd. SP ADR	2,375	$11,946

		11,946
INDONESIA — 0.79%
PT Indocement Tunggal Prakarsa Tbk	4,000	8,115
PT Semen Gresik (Persero) Tbk	6,500	9,613

		17,728
IRELAND — 1.11%
CRH PLC	1,191	24,987

		24,987
ISRAEL — 0.44%
Israel Chemicals Ltd.	893	7,137
Israel Corp. Ltd. (The)[a]	6	2,821

		9,958
JAPAN — 11.74%
Asahi Kasei Corp.	2,000	12,628
Daicel Corp.	1,000	8,591
Daido Steel Co. Ltd.	1,000	5,785
Hitachi Chemical Co. Ltd.	200	3,357
JFE Holdings Inc.	700	15,779
JSR Corp.	300	5,405
Kaneka Corp.	1,000	6,751
Kobe Steel Ltd.[a]	4,000	6,304
Kuraray Co. Ltd.	700	9,530
Maruichi Steel Tube Ltd.	100	2,398
Mitsubishi Chemical Holdings Corp.	2,500	11,718
Mitsubishi Gas Chemical Co. Inc.	1,000	7,381
Mitsubishi Materials Corp.	1,000	3,518
Mitsui Chemicals Inc.	2,000	4,616
Nippon Steel & Sumitomo Metal Corp.	11,675	33,830
Nitto Denko Corp.	300	16,868
Oji Holdings Corp.	1,000	4,250
Shin-Etsu Chemical Co. Ltd.	700	43,557
Showa Denko K.K.	3,000	4,026
Sumitomo Chemical Co. Ltd.	3,000	9,852
Taiheiyo Cement Corp.	2,000	6,710
Taiyo Nippon Sanso Corp.	1,000	7,036
Teijin Ltd.	2,000	4,331
Toray Industries Inc.	3,000	19,064
Toyo Seikan Kaisha Ltd.	300	4,950
Ube Industries Ltd.	2,000	3,782
Yamato Kogyo Co. Ltd.	100	3,233

		265,250

Security	Shares	Value

MEXICO — 2.85%
Cemex SAB de CV CPO[a]	18,200	$20,877
Grupo Mexico SAB de CV Series B	6,537	20,045
Industrias CH SAB de CV Series Ba	400	2,554
Industrias Penoles SAB de CV	230	7,195
Mexichem SAB de CV	2,137	9,954
Minera Frisco SAB de CV Series A1[a]	1,700	3,715

		64,340
NETHERLANDS — 2.03%
Akzo Nobel NV	396	24,059
Koninklijke DSM NV	312	21,875

		45,934
NEW ZEALAND — 0.57%
Fletcher Building Ltd.	2,001	12,949

		12,949
NORWAY — 1.13%
Norsk Hydro ASA	2,019	8,552
Yara International ASA	380	17,001

		25,553
PERU — 0.68%
Compania de Minas Buenaventura SA SP ADR	585	8,365
Southern Copper Corp.	271	7,065

		15,430
POLAND — 0.54%
Grupa Azoty SA	66	1,348
Jastrzebska Spolka Weglowa SA	121	2,531
KGHM Polska Miedz SA	192	6,653
Synthos SA	1,231	1,691

		12,223
RUSSIA — 1.07%
MMC Norilsk Nickel OJSC SP ADR	571	7,657
Severstal OAO SP GDR[c]	793	5,975
Uralkali OJSC SP GDR[c]	482	10,460

		24,092
SOUTH AFRICA — 2.25%
African Rainbow Minerals Ltd.	141	2,312
Anglo American Platinum Ltd.[a]	73	2,581
AngloGold Ashanti Ltd.	628	8,132
Assore Ltd.	28	944
Gold Fields Ltd.	1,160	6,848
Harmony Gold Mining Co. Ltd.	614	2,246
Impala Platinum Holdings Ltd.	919	8,996

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. MATERIALS ETF

July 31, 2013

Security	Shares	Value

Kumba Iron Ore Ltd.	140	$6,188
Nampak Ltd.	957	3,081
Northam Platinum Ltd.[a]	509	1,858
PPC Ltd.	1,554	4,548
Sappi Ltd.[a]	1,148	3,053

		50,787
SOUTH KOREA — 2.54%
POSCO SP ADR	800	57,344

		57,344
SWEDEN — 0.37%
Boliden AB	594	8,379

		8,379
SWITZERLAND — 5.70%
EMS-Chemie Holding AG Registered	10	3,493
Givaudan SA Registered	18	24,971
Holcim Ltd. Registered	356	25,633
Sika AG Bearer	5	13,889
Syngenta AG Registered	154	60,877

		128,863
THAILAND — 1.43%
Indorama Ventures PCL NVDR	3,700	2,104
PTT Global Chemical PCL NVDR	5,317	11,212
Siam Cement PCL NVDR	1,300	19,022

		32,338
TURKEY — 0.30%
Eregli Demir ve Celik Fabrikalari TAS	4,783	4,752
Koza Altin Isletmeleri AS	149	2,048

		6,800
UNITED KINGDOM — 16.26%
Anglo American PLC	2,262	48,284
Antofagasta PLC	576	7,702
BHP Billiton PLC	3,366	95,886
Croda International PLC	260	9,890
Fresnillo PLC	286	4,462
Glencore International PLC	16,130	67,859
Johnson Matthey PLC	417	17,923
Randgold Resources Ltd.	136	9,835
Rexam PLC	1,391	10,371
Rio Tinto PLC	2,081	93,227
Vedanta Resources PLC	104	1,834

		367,273

TOTAL COMMON STOCKS
(Cost: $2,316,762)		2,171,735

Security	Shares	Value

PREFERRED STOCKS — 3.60%

BRAZIL — 3.60%
Bradespar SA	120	$1,175
Braskem SA Class A SP ADR[a]	461	7,090
Gerdau SA SP ADR	1,905	12,078
Vale SA Class A SP ADR	4,959	61,045

		81,388

TOTAL PREFERRED STOCKS
(Cost: $135,303)		81,388

SHORT-TERM INVESTMENTS — 0.23%

MONEY MARKET FUNDS — 0.23%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[d,e,f]	4,323	4,323
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	277	277
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	660	660

		5,260

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,260)		5,260

TOTAL INVESTMENTS IN SECURITIES — 99.97%
(Cost: $2,457,325)		2,258,383
Other Assets, Less Liabilities — 0.03%		625

NET ASSETS — 100.00%		$2,259,008

CPO  —  Certificates of Participation (Ordinary)

NVDR  —  Non-Voting Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® MSCI ACWI EX U.S. TELECOMMUNICATION SERVICES ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 98.37%

AUSTRALIA — 2.05%
Telstra Corp. Ltd.	12,705	$56,897

		56,897
AUSTRIA — 0.19%
Telekom Austria AG	744	5,162

		5,162
BELGIUM — 0.39%
Belgacom SA	445	10,887

		10,887
BRAZIL — 0.34%
TIM Participacoes SA SP ADR	503	9,441

		9,441
CANADA — 3.75%
BCE Inc.	811	33,567
Bell Aliant Inc.	289	7,818
Rogers Communications Inc. Class B	1,087	43,393
TELUS Corp. NVS	640	19,429

		104,207
CHINA — 8.85%
China Communications Services Corp. Ltd. Class H	10,400	6,759
China Mobile Ltd.	18,000	191,481
China Telecom Corp. Ltd. Class H	48,000	23,952
China Unicom (Hong Kong) Ltd.	16,000	23,478

		245,670
CZECH REPUBLIC — 0.20%
Telefonica O2 Czech Republic AS	374	5,593

		5,593
DENMARK — 0.67%
TDC A/S	2,147	18,753

		18,753
EGYPT — 0.35%
Orascom Telecom Holding SAE SP GDR[a,b]	3,349	9,846

		9,846
FINLAND — 0.33%
Elisa OYJ	422	9,050

		9,050
FRANCE — 5.23%
Iliad SA	74	17,426
Orange	5,450	53,473

Security	Shares	Value

Vivendi SA	3,486	$74,340

		145,239
GERMANY — 3.87%
Deutsche Telekom AG Registered	8,321	101,077
Telefonica Deutschland Holding AGc	930	6,352

		107,429
HONG KONG — 0.65%
HKT Trust and HKT Ltd.	10,000	9,787
PCCW Ltd.	18,000	8,193

		17,980
HUNGARY — 0.13%
Magyar Telekom Telecommunications PLC	2,577	3,525

		3,525
INDONESIA — 1.52%
PT Indosat Tbk	6,500	3,162
PT Telekomunikasi Indonesia (Persero) Tbk	29,500	34,157
PT XL Axiata Tbk	11,000	4,817

		42,136
ISRAEL — 0.42%
Bezeq The Israel Telecommunication Corp. Ltd.	7,157	11,561

		11,561
ITALY — 1.08%
Telecom Italia SpA	31,174	21,049
Telecom Italia SpA RNC	17,331	9,069

		30,118
JAPAN — 14.43%
KDDI Corp.	1,600	88,008
Nippon Telegraph and Telephone Corp.	1,300	65,228
NTT DOCOMO Inc.	46	69,920
SoftBank Corp.	2,800	177,642

		400,798
MEXICO — 4.29%
America Movil SAB de CV Series L	113,800	119,187

		119,187
MOROCCO — 0.27%
Maroc Telecom	666	7,429

		7,429
NETHERLANDS — 1.62%
Koninklijke KPN NVa	9,501	24,992
Ziggo NV	505	20,023

		45,015

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. TELECOMMUNICATION SERVICES ETF

July 31, 2013

Security	Shares	Value

NEW ZEALAND — 0.42%
Telecom Corp. of New Zealand Ltd.	6,463	$11,575

		11,575
NORWAY — 1.70%
Telenor ASA	2,134	47,089

		47,089
PHILIPPINES — 0.74%
Globe Telecom Inc.	165	6,212
Philippine Long Distance Telephone Co.	205	14,255

		20,467
POLAND — 0.20%
Telekomunikacja Polska SA	2,373	5,630

		5,630
PORTUGAL — 0.31%
Portugal Telecom SGPS SA Registered[d]	2,268	8,646

		8,646
RUSSIA — 2.17%
MegaFon OAO SP GDR	283	8,985
Mobile TeleSystems OJSC SP ADR	1,690	32,938
Rostelecom OJSC SP ADR	342	6,963
Sistema JSFC SP GDR[b]	518	11,396

		60,282
SINGAPORE — 3.39%
Singapore Telecommunications Ltd.	26,000	80,207
StarHub Ltd.	4,000	13,816

		94,023
SOUTH AFRICA — 3.89%
MTN Group Ltd.	5,037	94,165
Vodacom Group Ltd.	1,183	13,933

		108,098
SOUTH KOREA — 0.52%
KT Corp. SP ADR	351	5,623
SK Telecom Co. Ltd. SP ADR	406	8,766

		14,389
SPAIN — 6.28%
Telefonica SAa	12,248	174,264

		174,264
SWEDEN — 2.80%
Millicom International Cellular SA SDR	187	14,892
Tele2 AB Class B	976	12,469
TeliaSonera AB	6,996	50,523

		77,884

Security	Shares	Value

SWITZERLAND — 1.17%
Swisscom AG Registered	73	$32,487

		32,487
TAIWAN — 1.82%
Chunghwa Telecom Co. Ltd. SP ADR	1,573	50,446

		50,446
THAILAND — 1.28%
Advanced Information Service PCL NVDR	3,300	30,048
True Corp. PCL NVDR[a]	21,900	5,492

		35,540
TURKEY — 0.74%
Turk Telekomunikasyon AS	1,715	6,163
Turkcell Iletisim Hizmetleri ASa	2,483	14,444

		20,607
UNITED KINGDOM — 20.31%
BT Group PLC	23,118	119,409
Inmarsat PLC	1,360	14,092
Vodafone Group PLC	143,808	430,590

		564,091

TOTAL COMMON STOCKS
(Cost: $2,441,211)		2,731,441

PREFERRED STOCKS — 0.77%

BRAZIL — 0.77%
Oi SA SP ADR	2,157	3,990
Telefonica Brasil SA SP ADR	808	17,348

		21,338

TOTAL PREFERRED STOCKS
(Cost: $25,983)		21,338

SHORT-TERM INVESTMENTS — 0.36%

MONEY MARKET FUNDS — 0.36%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[e,f,g]	7,641	7,641
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[e,f,g]	489	489
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	1,874	1,874

		10,004

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,004)		10,004

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. TELECOMMUNICATION SERVICES ETF

July 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 99.50%
(Cost: $2,477,198)	$2,762,783
Other Assets, Less Liabilities — 0.50%	13,885

NET ASSETS — 100.00%	$2,776,668

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	All or a portion of this security represents a security on loan. See Note 5.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI EX U.S. UTILITIES ETF

July 31, 2013

Security	Shares	Value
COMMON STOCKS — 97.18%

AUSTRALIA — 2.36%
AGL Energy Ltd.	6,129	$80,032
APA Group	8,961	48,252
SP AusNet	19,368	20,511

		148,795
AUSTRIA — 0.31%
Verbund AG	981	19,311

		19,311
BRAZIL — 1.60%
Centrais Eletricas Brasileiras SA SP ADR	2,985	6,060
Companhia de Saneamento Basico do Estado de Sao Paulo SP ADR	4,953	51,016
CPFL Energia SA SP ADR	2,385	44,122

		101,198
CANADA — 3.44%
ATCO Ltd. Class I NVS	846	38,307
Canadian Utilities Ltd. Class A	1,362	50,675
Fortis Inc.	2,544	79,904
TransAlta Corp.	3,492	48,064

		216,950
CHILE — 2.84%
Empresa Nacional de Electricidad SA SP ADR	2,413	95,844
Enersis SA SP ADR	5,484	83,357

		179,201
CHINA — 4.83%
China Gas Holdings Ltd.	30,000	33,925
China Longyuan Power Group Corp. Ltd. Class H	30,000	31,604
China Resources Gas Group Ltd.	12,000	29,987
China Resources Power Holdings Co. Ltd.	24,000	55,889
Datang International Power Generation Co. Ltd. Class H	42,000	18,955
ENN Energy Holdings Ltd.	12,000	66,457
Guangdong Investment Ltd.	30,000	24,293
Huaneng Power International Inc. Class H	42,000	43,867

		304,977

Security	Shares	Value
CZECH REPUBLIC — 0.88%
CEZ AS	2,349	$55,837

		55,837
FINLAND — 1.53%
Fortum OYJ	4,905	96,720

		96,720
FRANCE — 7.60%
Electricite de France SA	2,703	79,159
GDF Suez	14,511	303,863
Suez Environnement SA	3,102	43,888
Veolia Environnement	3,921	52,508

		479,418
GERMANY — 7.93%
E.ON SE	19,776	334,941
RWE AG	5,505	165,311

		500,252
HONG KONG — 8.79%
Cheung Kong Infrastructure Holdings Ltd.	6,000	41,429
CLP Holdings Ltd.	22,500	186,549
Hong Kong and China Gas Co. Ltd. (The)[a]	69,696	178,658
Power Assets Holdings Ltd.	16,500	148,185

		554,821
INDIA — 0.84%
GAIL (India) Ltd. SP GDR[b]	1,749	52,995

		52,995
INDONESIA — 1.27%
PT Perusahaan Gas Negara (Persero) Tbk	139,500	80,083

		80,083
ITALY — 7.27%
Enel Green Power SpA	18,630	41,337
Enel SpA	72,132	239,834
Snam SpA	22,983	108,278
Terna SpA	15,555	69,193

		458,642
JAPAN — 13.29%
Chubu Electric Power Co. Inc.	6,900	95,410
Chugoku Electric Power Co. Inc. (The)	3,300	48,348
Electric Power Development Co. Ltd.	1,200	39,591
Hokkaido Electric Power Co. Inc.[c]	2,100	27,351
Hokuriku Electric Power Co.	1,800	25,896

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. UTILITIES ETF

July 31, 2013

Security	Shares	Value
Kansai Electric Power Co. Inc. (The)[c]	7,500	$91,505
Kyushu Electric Power Co. Inc.[c]	4,500	62,452
Osaka Gas Co. Ltd.	21,000	88,608
Shikoku Electric Power Co. Inc.[c]	2,100	37,471
Toho Gas Co. Ltd.	4,000	19,928
Tohoku Electric Power Co. Inc.[c]	5,100	59,424
Tokyo Electric Power Co. Inc.[c]	15,600	95,007
Tokyo Gas Co. Ltd.	27,000	147,964

		838,955
NEW ZEALAND — 0.38%
Contact Energy Ltd.	5,555	23,743

		23,743
PHILIPPINES — 0.81%
Aboitiz Power Corp.	36,300	29,212
Energy Development Corp.	158,400	22,030

		51,242
POLAND — 1.18%
ENEA SA	2,424	10,231
Polska Grupa Energetyczna SA	8,961	42,327
Tauron Polska Energia SA	15,939	21,895

		74,453
PORTUGAL — 1.17%
Energias de Portugal SA	20,787	73,697

		73,697
RUSSIA — 0.45%
RusHydro OJSC SP ADR	16,782	28,445

		28,445
SOUTH KOREA — 1.13%
Korea Electric Power Corp. SP ADR[c]	5,670	71,612

		71,612
SPAIN — 7.92%
Acciona SAa	345	16,183
Enagas SA	1,944	47,910
Gas Natural SDG SA	3,738	75,941
Iberdrola SA	53,298	293,703
Red Electrica Corporacion SA	1,188	66,183

		499,920
THAILAND — 0.33%
Glow Energy PCL NVDR	9,600	21,010

		21,010
UNITED KINGDOM — 19.03%
Centrica PLC	55,404	328,421
National Grid PLC	39,423	470,069

Security	Shares	Value
Severn Trent PLC	2,685	$72,172
SSE PLC	10,335	246,777
United Utilities Group PLC	7,647	83,645

		1,201,084

TOTAL COMMON STOCKS
(Cost: $6,286,725)		6,133,361

PREFERRED STOCKS — 1.89%

BRAZIL — 1.69%
Centrais Eletricas Brasileiras SA Class B SP ADR	3,627	13,674
Companhia Energetica de Minas Gerais SP ADR	7,131	66,033
Companhia Paranaense de Energia Class B SP ADR	2,166	26,988

		106,695
GERMANY — 0.20%
RWE AG NVS[a]	411	12,323

		12,323

TOTAL PREFERRED STOCKS
(Cost: $197,750)		119,018

SHORT-TERM INVESTMENTS — 2.73%

MONEY MARKET FUNDS — 2.73%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[d,e,f]	160,855	160,855
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	10,300	10,300
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	1,282	1,282

		172,437

TOTAL SHORT-TERM INVESTMENTS
(Cost: $172,437)		172,437

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI EX U.S. UTILITIES ETF

July 31, 2013

Value
TOTAL INVESTMENTS IN SECURITIES — 101.80%
(Cost: $6,656,912)	$6,424,816
Other Assets, Less Liabilities — (1.80)%	(113,597)

NET ASSETS — 100.00%	$6,311,219

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Non-income earning security.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	59

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2013

	iShares MSCI ACWI ex U.S. Consumer Discretionary ETF	iShares MSCI ACWI ex U.S. Consumer Staples ETF	iShares MSCI ACWI ex U.S. Energy ETF

ASSETS
Investments, at cost:
Unaffiliated	$3,147,886	$6,304,089	$4,974,110
Affiliated (Note 2)	141,104	62,865	11,355

Total cost of investments	$3,288,990	$6,366,954	$4,985,465

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,829,806	$7,486,108	$5,064,313
Affiliated (Note 2)	141,104	62,865	11,355

Total fair value of investments	3,970,910	7,548,973	5,075,668
Foreign currency, at value[b]	5,807	9,652	7,268
Receivables:
Dividends and interest	5,878	19,059	14,677

Total Assets	3,982,595	7,577,684	5,097,613

LIABILITIES
Payables:
Investment securities purchased	3,183	4,134	—
Collateral for securities on loan (Note 5)	139,655	45,600	8,536
Investment advisory fees (Note 2)	1,545	3,037	2,049

Total Liabilities	144,383	52,771	10,585

NET ASSETS	$3,838,212	$7,524,913	$5,087,028

Net assets consist of:
Paid-in capital	$3,345,689	$6,359,385	$5,186,662
Undistributed (distributions in excess of) net investment income	(887)	6,265	(227)
Accumulated net realized loss	(188,454)	(22,562)	(189,644)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	681,864	1,181,825	90,237

NET ASSETS	$3,838,212	$7,524,913	$5,087,028

Shares outstanding[c]	50,000	100,000	100,000

Net asset value per share	$76.76	$75.25	$50.87

[a]	Securities on loan with values of $133,827, $42,874 and $8,171, respectively. See Note 5.
[b]	Cost of foreign currency: $5,873, $9,675 and $7,233, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2013

	iShares MSCI ACWI ex U.S. Financials ETF	iShares MSCI ACWI ex U.S. Healthcare ETF	iShares MSCI ACWI ex U.S. Industrials ETF

ASSETS
Investments, at cost:
Unaffiliated	$3,599,652	$12,626,767	$2,418,327
Affiliated (Note 2)	9,384	2,696	16,944

Total cost of investments	$3,609,036	$12,629,463	$2,435,271

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,554,017	$14,678,636	$3,000,300
Affiliated (Note 2)	9,384	2,696	16,944

Total fair value of investments	3,563,401	14,681,332	3,017,244
Foreign currency, at value[b]	5,744	12,348	4,063
Receivables:
Dividends and interest	4,051	58,393	4,082

Total Assets	3,573,196	14,752,073	3,025,389

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	8,100	1,946	16,050
Investment advisory fees (Note 2)	1,064	5,982	1,217

Total Liabilities	9,164	7,928	17,267

NET ASSETS	$3,564,032	$14,744,145	$3,008,122

Net assets consist of:
Paid-in capital	$3,670,755	$12,766,985	$2,550,682
Undistributed (distributions in excess of) net investment income	(2,406)	(12,676)	253
Accumulated net realized loss	(58,778)	(61,757)	(124,762)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(45,539)	2,051,593	581,949

NET ASSETS	$3,564,032	$14,744,145	$3,008,122

Shares outstanding[c]	150,000	200,000	50,000

Net asset value per share	$23.76	$73.72	$60.16

[a]	Securities on loan with values of $7,525, $1,846 and $14,860, respectively. See Note 5.
[b]	Cost of foreign currency: $5,742, $12,381 and $4,055, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2013

	iShares MSCI ACWI ex U.S. Information Technology ETF	iShares MSCI ACWI ex U.S. Materials ETF	iShares MSCI ACWI ex U.S. Telecommunication Services ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,468,170	$2,452,065	$2,467,194
Affiliated (Note 2)	108,625	5,260	10,004

Total cost of investments	$2,576,795	$2,457,325	$2,477,198

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,901,711	$2,253,123	$2,752,779
Affiliated (Note 2)	108,625	5,260	10,004

Total fair value of investments	3,010,336	2,258,383	2,762,783
Foreign currency, at value[b]	4,859	2,526	2,571
Receivables:
Dividends and interest	7,816	3,620	20,548

Total Assets	3,023,011	2,264,529	2,785,902

LIABILITIES
Payables:
Investment securities purchased	7,891	—	—
Collateral for securities on loan (Note 5)	102,304	4,600	8,130
Investment advisory fees (Note 2)	1,188	921	1,104

Total Liabilities	111,383	5,521	9,234

NET ASSETS	$2,911,628	$2,259,008	$2,776,668

Net assets consist of:
Paid-in capital	$2,586,789	$2,646,503	$2,546,572
Undistributed (distributions in excess of) net investment income	11,996	(4,177)	2,686
Accumulated net realized loss	(120,727)	(184,387)	(57,616)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	433,570	(198,931)	285,026

NET ASSETS	$2,911,628	$2,259,008	$2,776,668

Shares outstanding[c]	50,000	50,000	50,000

Net asset value per share	$58.23	$45.18	$55.53

[a]	Securities on loan with values of $96,944, $4,106 and $7,468, respectively. See Note 5.
[b]	Cost of foreign currency: $4,820, $2,550 and $2,561, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2013

iShares MSCI ACWI ex U.S. Utilities ETF

ASSETS
Investments, at cost:
Unaffiliated	$6,484,475
Affiliated (Note 2)	172,437

Total cost of investments	$6,656,912

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$6,252,379
Affiliated (Note 2)	172,437

Total fair value of investments	6,424,816
Foreign currency, at value[b]	7,037
Receivables:
Dividends and interest	53,057

Total Assets	6,484,910

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	171,155
Investment advisory fees (Note 2)	2,536

Total Liabilities	173,691

NET ASSETS	$6,311,219

Net assets consist of:
Paid-in capital	$6,797,823
Undistributed net investment income	23,590
Accumulated net realized loss	(277,856)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(232,338)

NET ASSETS	$6,311,219

Shares outstanding[c]	150,000

Net asset value per share	$42.07

[a]	Securities on loan with values of $162,462. See Note 5.
[b]	Cost of foreign currency: $7,065.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2013

	iShares MSCI ACWI ex U.S. Consumer Discretionary ETF	iShares MSCI ACWI ex U.S. Consumer Staples ETF	iShares MSCI ACWI ex U.S. Energy ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$84,306	$157,346	$187,415
Interest — affiliated (Note 2)	—	1	3
Securities lending income — affiliated (Note 2)	3,122	1,040	58

Total investment income	87,428	158,387	187,476

EXPENSES
Investment advisory fees (Note 2)	17,061	26,885	25,684

Total expenses	17,061	26,885	25,684

Net investment income	70,367	131,502	161,792

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(53,175)	(2,693)	(139,293)
In-kind redemptions — unaffiliated	416,439	—	—
Foreign currency transactions	(521)	(645)	(558)

Net realized gain (loss)	362,743	(3,338)	(139,851)

Net change in unrealized appreciation/depreciation on:
Investments	725,154	546,006	26,855
Translation of assets and liabilities in foreign currencies	(51)	260	28

Net change in unrealized appreciation/depreciation	725,103	546,266	26,883

Net realized and unrealized gain (loss)	1,087,846	542,928	(112,968)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,158,213	$674,430	$48,824

[a]	Net of foreign withholding tax of $8,938, $13,854 and $20,907, respectively.

See notes to financial statements.

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2013

	iShares MSCI ACWI ex U.S. Financials ETF	iShares MSCI ACWI ex U.S. Healthcare ETF	iShares MSCI ACWI ex U.S. Industrials ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$76,023	$342,816	$76,029
Interest — affiliated (Note 2)	1	2	1
Securities lending income — affiliated (Note 2)	190	372	505

Total investment income	76,214	343,190	76,535

EXPENSES
Investment advisory fees (Note 2)	9,597	54,696	13,617

Total expenses	9,597	54,696	13,617

Net investment income	66,617	288,494	62,918

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,055)	(26,824)	(31,069)
In-kind redemptions — unaffiliated	(38,569)	1,108,286	—
Foreign currency transactions	(634)	(3,336)	(1,127)

Net realized gain (loss)	(41,258)	1,078,126	(32,196)

Net change in unrealized appreciation/depreciation on:
Investments	317,820	870,944	531,726
Translation of assets and liabilities in foreign currencies	26	1,692	2

Net change in unrealized appreciation/depreciation	317,846	872,636	531,728

Net realized and unrealized gain	276,588	1,950,762	499,532

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$343,205	$2,239,256	$562,450

[a]	Net of foreign withholding tax of $5,644, $37,139 and $7,254, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2013

	iShares MSCI ACWI ex U.S. Information Technology ETF	iShares MSCI ACWI ex U.S. Materials ETF	iShares MSCI ACWI ex U.S. Telecommunication Services ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$48,597	$68,206	$114,942
Interest — affiliated (Note 2)	1	1	1
Securities lending income — affiliated (Note 2)	1,951	374	282

Total investment income	50,549	68,581	115,225

EXPENSES
Investment advisory fees (Note 2)	13,512	12,297	12,811

Total expenses	13,512	12,297	12,811

Net investment income	37,037	56,284	102,414

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(47,454)	(122,505)	(22,271)
Foreign currency transactions	(754)	(95)	(113)

Net realized loss	(48,208)	(122,600)	(22,384)

Net change in unrealized appreciation/depreciation on:
Investments	475,294	(31,387)	185,667
Translation of assets and liabilities in foreign currencies	(46)	66	(656)

Net change in unrealized appreciation/depreciation	475,248	(31,321)	185,011

Net realized and unrealized gain (loss)	427,040	(153,921)	162,627

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$464,077	$(97,637)	$265,041

[a]	Net of foreign withholding tax of $7,326, $5,876 and $9,832, respectively.

See notes to financial statements.

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2013

iShares MSCI ACWI ex U.S. Utilities ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$291,772
Interest — affiliated (Note 2)	2
Securities lending income — affiliated (Note 2)	381

Total investment income	292,155

EXPENSES
Investment advisory fees (Note 2)	30,233

Total expenses	30,233

Net investment income	261,922

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(191,527)
Foreign currency transactions	(277)

Net realized loss	(191,804)

Net change in unrealized appreciation/depreciation on:
Investments	635,763
Translation of assets and liabilities in foreign currencies	(316)

Net change in unrealized appreciation/depreciation	635,447

Net realized and unrealized gain	443,643

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$705,565

[a]	Net of foreign withholding tax of $28,829.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI ACWI ex U.S. Consumer Discretionary ETF		iShares MSCI ACWI ex U.S. Consumer Staples ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$70,367	$112,363	$131,502	$75,527
Net realized gain (loss)	362,743	(117,360)	(3,338)	(17,454)
Net change in unrealized appreciation/depreciation	725,103	(757,913)	546,266	93,116

Net increase (decrease) in net assets resulting from operations	1,158,213	(762,910)	674,430	151,189

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(72,405)	(115,431)	(126,949)	(78,009)

Total distributions to shareholders	(72,405)	(115,431)	(126,949)	(78,009)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	—	3,664,135	—
Cost of shares redeemed	(3,050,936)	—	—	—

Net increase (decrease) in net assets from capital share transactions	(3,050,936)	—	3,664,135	—

INCREASE (DECREASE) IN NET ASSETS	(1,965,128)	(878,341)	4,211,616	73,180

NET ASSETS
Beginning of year	5,803,340	6,681,681	3,313,297	3,240,117

End of year	$3,838,212	$5,803,340	$7,524,913	$3,313,297

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(887)	$1,672	$6,265	$2,290

SHARES ISSUED AND REDEEMED
Shares sold	—	—	50,000	—
Shares redeemed	(50,000)	—	—	—

Net increase (decrease) in shares outstanding	(50,000)	—	50,000	—

See notes to financial statements.

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI ACWI ex U.S. Energy ETF		iShares MSCI ACWI ex U.S. Financials ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$161,792	$174,806	$66,617	$70,956
Net realized loss	(139,851)	(27,611)	(41,258)	(35,783)
Net change in unrealized appreciation/depreciation	26,883	(1,098,423)	317,846	(350,982)

Net increase (decrease) in net assets resulting from operations	48,824	(951,228)	343,205	(315,809)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(161,377)	(174,830)	(71,087)	(78,017)

Total distributions to shareholders	(161,377)	(174,830)	(71,087)	(78,017)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	—	2,427,277	—
Cost of shares redeemed	—	—	(1,111,219)	—

Net increase in net assets from capital share transactions	—	—	1,316,058	—

INCREASE (DECREASE) IN NET ASSETS	(112,553)	(1,126,058)	1,588,176	(393,826)

NET ASSETS
Beginning of year	5,199,581	6,325,639	1,975,856	2,369,682

End of year	$5,087,028	$5,199,581	$3,564,032	$1,975,856

Distributions in excess of net investment income included in net assets at end of year	$(227)	$(84)	$(2,406)	$(7,843)

SHARES ISSUED AND REDEEMED
Shares sold	—	—	100,000	—
Shares redeemed	—	—	(50,000)	—

Net increase in shares outstanding	—	—	50,000	—

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI ACWI ex U.S. Healthcare ETF		iShares MSCI ACWI ex U.S. Industrials ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$288,494	$219,185	$62,918	$73,515
Net realized gain (loss)	1,078,126	(17,154)	(32,196)	(346,986)
Net change in unrealized appreciation/depreciation	872,636	615,652	531,728	(954,814)

Net increase (decrease) in net assets resulting from operations	2,239,256	817,683	562,450	(1,228,285)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(307,171)	(226,608)	(63,413)	(81,199)

Total distributions to shareholders	(307,171)	(226,608)	(63,413)	(81,199)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,203,423	5,510,255	—	—
Cost of shares redeemed	(3,540,670)	—	—	(2,242,415)

Net increase (decrease) in net assets from capital share transactions	3,662,753	5,510,255	—	(2,242,415)

INCREASE (DECREASE) IN NET ASSETS	5,594,838	6,101,330	499,037	(3,551,899)

NET ASSETS
Beginning of year	9,149,307	3,047,977	2,509,085	6,060,984

End of year	$14,744,145	$9,149,307	$3,008,122	$2,509,085

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(12,676)	$(9,357)	$253	$1,108

SHARES ISSUED AND REDEEMED
Shares sold	100,000	100,000	—	—
Shares redeemed	(50,000)	—	—	(50,000)

Net increase (decrease) in shares outstanding	50,000	100,000	—	(50,000)

See notes to financial statements.

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI ACWI ex U.S. Information Technology ETF		iShares MSCI ACWI ex U.S. Materials ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$37,037	$32,129	$56,284	$82,715
Net realized loss	(48,208)	(69,045)	(122,600)	(82,807)
Net change in unrealized appreciation/depreciation	475,248	(188,539)	(31,321)	(1,677,312)

Net increase (decrease) in net assets resulting from operations	464,077	(225,455)	(97,637)	(1,677,404)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(33,551)	(52,338)	(56,872)	(86,487)
Return of capital	—	—	(2,721)	(160)

Total distributions to shareholders	(33,551)	(52,338)	(59,593)	(86,647)

CAPITAL SHARE TRANSACTIONS:
Cost of shares redeemed	—	—	—	(2,516,902)

Net decrease in net assets from capital share transactions	—	—	—	(2,516,902)

INCREASE (DECREASE) IN NET ASSETS	430,526	(277,793)	(157,230)	(4,280,953)

NET ASSETS
Beginning of year	2,481,102	2,758,895	2,416,238	6,697,191

End of year	$2,911,628	$2,481,102	$2,259,008	$2,416,238

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$11,996	$9,264	$(4,177)	$(4,432)

SHARES REDEEMED
Shares redeemed	—	—	—	(50,000)

Net decrease in shares outstanding	—	—	—	(50,000)

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI ACWI ex U.S. Telecommunication Services ETF		iShares MSCI ACWI ex U.S. Utilities ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$102,414	$142,204	$261,922	$200,753
Net realized loss	(22,384)	(33,760)	(191,804)	(69,388)
Net change in unrealized appreciation/depreciation	185,011	(327,497)	635,447	(870,355)

Net increase (decrease) in net assets resulting from operations	265,041	(219,053)	705,565	(738,990)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(101,473)	(145,249)	(266,498)	(185,188)

Total distributions to shareholders	(101,473)	(145,249)	(266,498)	(185,188)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	—	—	4,312,617

Net increase in net assets from capital share transactions	—	—	—	4,312,617

INCREASE (DECREASE) IN NET ASSETS	163,568	(364,302)	439,067	3,388,439

NET ASSETS
Beginning of year	2,613,100	2,977,402	5,872,152	2,483,713

End of year	$2,776,668	$2,613,100	$6,311,219	$5,872,152

Undistributed net investment income included in net assets at end of year	$2,686	$1,858	$23,590	$28,443

SHARES ISSUED
Shares sold	—	—	—	100,000

Net increase in shares outstanding	—	—	—	100,000

See notes to financial statements.

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex U.S. Consumer Discretionary ETF

	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Period from Jul. 13, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$58.03	$66.82	$54.78	$53.34

Income from investment operations:
Net investment income (loss)[b]	1.33	1.12	1.06	(0.01)
Net realized and unrealized gain (loss)[c]	18.85	(8.76)	12.03	1.45

Total from investment operations	20.18	(7.64)	13.09	1.44

Less distributions from:
Net investment income	(1.45)	(1.15)	(1.05)	—

Total distributions	(1.45)	(1.15)	(1.05)	—

Net asset value, end of period	$76.76	$58.03	$66.82	$54.78

Total return	35.06%	(11.35)%	23.96%	2.70%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,838	$5,803	$6,682	$5,478
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets[e]	1.98%	1.92%	1.67%	(0.32)%
Portfolio turnover rate[f]	4%	8%	7%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex U.S. Consumer Staples ETF

	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Period from Jul. 13, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$66.27	$64.80	$54.49	$54.19

Income from investment operations:
Net investment income[b]	1.74	1.51	1.47	0.01
Net realized and unrealized gain[c]	8.75	1.52	10.52	0.29

Total from investment operations	10.49	3.03	11.99	0.30

Less distributions from:
Net investment income	(1.51)	(1.56)	(1.68)	—

Total distributions	(1.51)	(1.56)	(1.68)	—

Net asset value, end of period	$75.25	$66.27	$64.80	$54.49

Total return	15.93%	4.87%	22.15%	0.56%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$7,525	$3,313	$3,240	$5,449
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.35%	2.41%	2.44%	0.40%
Portfolio turnover rate[f]	7%	5%	4%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex U.S. Energy ETF

	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Period from Jul. 13, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$52.00	$63.26	$52.42	$51.87

Income from investment operations:
Net investment income (loss)[b]	1.62	1.75	1.43	(0.00)[c]
Net realized and unrealized gain (loss)[d]	(1.14)	(11.26)	10.82	0.55

Total from investment operations	0.48	(9.51)	12.25	0.55

Less distributions from:
Net investment income	(1.61)	(1.75)	(1.41)	—

Total distributions	(1.61)	(1.75)	(1.41)	—

Net asset value, end of period	$50.87	$52.00	$63.26	$52.42

Total return	0.97%	(15.00)%	23.47%	1.06%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,087	$5,200	$6,326	$5,242
Ratio of expenses to average net assets[f]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets[f]	3.02%	3.16%	2.33%	(0.17)%
Portfolio turnover rate[g]	6%	6%	7%	0%[h]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex U.S. Financials ETF

	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Period from Jan. 20, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$19.76	$23.70	$23.14	$24.07

Income from investment operations:
Net investment income[b]	0.77	0.71	0.69	0.38
Net realized and unrealized gain (loss)[c]	4.22	(3.87)	0.61	(0.95)

Total from investment operations	4.99	(3.16)	1.30	(0.57)

Less distributions from:
Net investment income	(0.99)	(0.78)	(0.74)	(0.36)

Total distributions	(0.99)	(0.78)	(0.74)	(0.36)

Net asset value, end of period	$23.76	$19.76	$23.70	$23.14

Total return	25.55%	(13.12)%	5.61%	(2.27)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,564	$1,976	$2,370	$2,314
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	3.33%	3.56%	2.82%	3.23%
Portfolio turnover rate[f]	12%	5%	6%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex U.S. Healthcare ETF

	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Period from Jul. 13, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$61.00	$60.96	$49.57	$50.67

Income from investment operations:
Net investment income[b]	1.74	1.69	1.47	0.06
Net realized and unrealized gain (loss)[c]	12.61	(0.14)	12.31	(1.16)

Total from investment operations	14.35	1.55	13.78	(1.10)

Less distributions from:
Net investment income	(1.63)	(1.51)	(2.39)	—

Total distributions	(1.63)	(1.51)	(2.39)	—

Net asset value, end of period	$73.72	$61.00	$60.96	$49.57

Total return	23.68%	2.72%	28.04%	(2.17)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$14,744	$9,149	$3,048	$4,957
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.53%	2.95%	2.62%	2.40%
Portfolio turnover rate[f]	10%	10%	8%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex U.S. Industrials ETF

	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Period from Jul. 13, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$50.18	$60.61	$51.93	$50.75

Income from investment operations:
Net investment income (loss)[b]	1.26	1.25	1.28	(0.00)[c]
Net realized and unrealized gain (loss)[d]	9.99	(10.06)	8.66	1.18

Total from investment operations	11.25	(8.81)	9.94	1.18

Less distributions from:
Net investment income	(1.27)	(1.62)	(1.26)	—

Total distributions	(1.27)	(1.62)	(1.26)	—

Net asset value, end of period	$60.16	$50.18	$60.61	$51.93

Total return	22.58%	(14.40)%	19.17%	2.32%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,008	$2,509	$6,061	$5,193
Ratio of expenses to average net assets[f]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets[f]	2.22%	2.43%	2.14%	(0.10)%
Portfolio turnover rate[g]	7%	6%	9%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
See notes to financial statements.

78	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex U.S. Information Technology ETF

	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Period from Jul. 13, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$49.62	$55.18	$52.57	$51.74

Income from investment operations:
Net investment income[b]	0.74	0.64	0.79	0.00 [c]
Net realized and unrealized gain (loss)[d]	8.54	(5.15)	2.32	0.83

Total from investment operations	9.28	(4.51)	3.11	0.83

Less distributions from:
Net investment income	(0.67)	(1.05)	(0.50)	—

Total distributions	(0.67)	(1.05)	(0.50)	—

Net asset value, end of period	$58.23	$49.62	$55.18	$52.57

Total return	18.74%	(8.12)%	5.88%	1.60%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,912	$2,481	$2,759	$5,257
Ratio of expenses to average net assets[f]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[f]	1.32%	1.26%	1.38%	0.09%
Portfolio turnover rate[g]	6%	4%	4%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex U.S. Materials ETF

	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Period from Jul. 13, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$48.32	$66.97	$54.25	$52.08

Income from investment operations:
Net investment income (loss)[b]	1.13	1.19	0.90	(0.01)
Net realized and unrealized gain (loss)[c]	(3.08)	(18.64)	12.76	2.18

Total from investment operations	(1.95)	(17.45)	13.66	2.17

Less distributions from:
Net investment income	(1.14)	(1.20)	(0.94)	—
Return of capital	(0.05)	(0.00)[d]	—	—

Total distributions	(1.19)	(1.20)	(0.94)	—

Net asset value, end of period	$45.18	$48.32	$66.97	$54.25

Total return	(4.16)%	(26.08)%	25.21%	4.17%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,259	$2,416	$6,697	$5,425
Ratio of expenses to average net assets[f]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets[f]	2.20%	2.20%	1.39%	(0.22)%
Portfolio turnover rate[g]	12%	5%	5%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex U.S. Telecommunication Services ETF

	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Period from Jul. 13, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$52.26	$59.55	$53.15	$51.31

Income from investment operations:
Net investment income[b]	2.05	2.84	2.31	0.03
Net realized and unrealized gain (loss)[c]	3.25	(7.22)	7.28	1.81

Total from investment operations	5.30	(4.38)	9.59	1.84

Less distributions from:
Net investment income	(2.03)	(2.91)	(3.19)	—

Total distributions	(2.03)	(2.91)	(3.19)	—

Net asset value, end of period	$55.53	$52.26	$59.55	$53.15

Total return	10.42%	(7.11)%	18.30%	3.58%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,777	$2,613	$2,977	$5,315
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	3.84%	5.37%	3.96%	1.36%
Portfolio turnover rate[f]	7%	11%	5%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI ex U.S. Utilities ETF

	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Period from Jul. 13, 2010[a] to Jul. 31, 2010
Net asset value, beginning of period	$39.15	$49.67	$51.67	$50.55

Income from investment operations:
Net investment income[b]	1.75	2.36	2.26	0.04
Net realized and unrealized gain (loss)[c]	2.95	(11.14)	(0.84)	1.08

Total from investment operations	4.70	(8.78)	1.42	1.12

Less distributions from:
Net investment income	(1.78)	(1.74)	(3.42)	—

Total distributions	(1.78)	(1.74)	(3.42)	—

Net asset value, end of period	$42.07	$39.15	$49.67	$51.67

Total return	12.16%	(17.75)%	2.65%	2.21%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$6,311	$5,872	$2,484	$5,167
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	4.16%	5.61%	4.19%	1.70%
Portfolio turnover rate[f]	6%	9%	6%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

82	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares MSCI ACWI ex U.S. ETF	Former Name [a]	Diversification Classification
Consumer Discretionary	iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund	Non-diversified
Consumer Staples	iShares MSCI ACWI ex US Consumer Staples Sector Index Fund	Non-diversified
Energy	iShares MSCI ACWI ex US Energy Sector Index Fund	Non-diversified
Financials	iShares MSCI ACWI ex US Financials Sector Index Fund	Non-diversified
Healthcare	iShares MSCI ACWI ex US Health Care Sector Index Fund	Non-diversified
Industrials	iShares MSCI ACWI ex US Industrials Sector Index Fund	Non-diversified
Information Technology	iShares MSCI ACWI ex US Information Technology Sector Index Fund	Non-diversified
Materials	iShares MSCI ACWI ex US Materials Sector Index Fund	Non-diversified
Telecommunication Services	iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund	Non-diversified
Utilities	iShares MSCI ACWI ex US Utilities Sector Index Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

84	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares MSCI ACWI ex U.S. ETF and Investment Type	Investments
	Level 1	Level 2	Level 3		Total
Consumer Discretionary
Assets:
Common Stocks	$3,705,504	$—	$—		$3,705,504
Preferred Stocks	124,302	—	—		124,302
Money Market Funds	141,104	—	—		141,104

	$3,970,910	$—	$—		$3,970,910

Consumer Staples
Assets:
Common Stocks	$7,246,850	$—	$—		$7,246,850
Preferred Stocks	239,258	—	—		239,258
Money Market Funds	62,865	—	—		62,865

	$7,548,973	$—	$—		$7,548,973

Energy
Assets:
Common Stocks	$4,953,395	$—	$—		$4,953,395
Preferred Stocks	110,918	—	—		110,918
Money Market Funds	11,355	—	—		11,355

	$5,075,668	$—	$—		$5,075,668

Financials
Assets:
Common Stocks	$3,486,495	$—	$0	[a]	$3,486,495
Preferred Stocks	66,129	—	—		66,129
Rights	86	1,307	—		1,393
Money Market Funds	9,384	—	—		9,384

	$3,562,094	$1,307	$0	[a]	$3,563,401

Healthcare
Assets:
Common Stocks	$14,678,636	$—	$—		$14,678,636
Money Market Funds	2,696	—	—		2,696

	$14,681,332	$—	$—		$14,681,332

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares MSCI ACWI ex U.S. ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Industrials
Assets:
Common Stocks	$3,000,134	$—	$—	$3,000,134
Rights	—	166	—	166
Money Market Funds	16,944	—	—	16,944

	$3,017,078	$166	$—	$3,017,244

Information Technology
Assets:
Common Stocks	$2,901,711	$—	$—	$2,901,711
Money Market Funds	108,625	—	—	108,625

	$3,010,336	$—	$—	$3,010,336

Materials
Assets:
Common Stocks	$2,171,735	$—	$—	$2,171,735
Preferred Stocks	81,388	—	—	81,388
Money Market Funds	5,260	—	—	5,260

	$2,258,383	$—	$—	$2,258,383

Telecommunication Services
Assets:
Common Stocks	$2,731,441	$—	$—	$2,731,441
Preferred Stocks	21,338	—	—	21,338
Money Market Funds	10,004	—	—	10,004

	$2,762,783	$—	$—	$2,762,783

Utilities
Assets:
Common Stocks	$6,133,361	$—	$—	$6,133,361
Preferred Stocks	119,018	—	—	119,018
Money Market Funds	172,437	—	—	172,437

	$6,424,816	$—	$—	$6,424,816

[a]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed

86	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of July 31, 2013, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.48% based on the average daily net assets of each Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended July 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iShares MSCI ACWI ex U.S. ETF	Securities Lending Agent Fees
Consumer Discretionary	$1,681
Consumer Staples	560
Energy	31
Financials	102
Healthcare	199

iShares MSCI ACWI ex U.S. ETF	Securities Lending Agent Fees
Industrials	$272
Information Technology	1,051
Materials	201
Telecommunication Services	152
Utilities	205

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

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Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2013 were as follows:

iShares MSCI ACWI ex U.S. ETF	Purchases	Sales
Consumer Discretionary	$149,518	$222,486
Consumer Staples	377,661	382,425
Energy	298,440	298,189
Financials	268,423	260,891
Healthcare	1,086,024	1,116,794
Industrials	191,711	194,270
Information Technology	167,731	159,617
Materials	297,805	299,324
Telecommunication Services	172,006	172,826
Utilities	375,840	395,141

In-kind transactions (see Note 4) for the year ended July 31, 2013 were as follows:

iShares MSCI ACWI ex U.S. ETF	In-kind Purchases	In-kind Sales
Consumer Discretionary	$—	$2,970,975
Consumer Staples	3,648,760	—
Financials	2,353,925	1,053,645
Healthcare	7,145,489	3,496,316

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105%

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of July 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of July 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013, attributable to passive foreign investment companies, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares MSCI ACWI ex U.S. ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Consumer Discretionary	$415,937	$(521)	$(415,416)
Consumer Staples	—	(578)	578
Energy	—	(558)	558
Financials	(51,858)	9,907	41,951
Healthcare	1,085,107	15,358	(1,100,465)
Industrials	(437)	(360)	797
Information Technology	—	(754)	754
Materials	—	843	(843)
Telecommunication Services	—	(113)	113
Utilities	—	(277)	277

90	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 was as follows:

iShares MSCI ACWI ex U.S. ETF	2013	2012
Consumer Discretionary
Ordinary income	$72,405	$115,431

Consumer Staples
Ordinary income	$126,949	$78,009

Energy
Ordinary income	$161,377	$174,830

Financials
Ordinary income	$71,087	$78,017

Healthcare
Ordinary income	$307,171	$226,608

Industrials
Ordinary income	$63,413	$81,199

Information Technology
Ordinary income	$33,551	$52,338

Materials
Ordinary income	$56,872	$86,487
Return of capital	2,721	160

	$59,593	$86,647

Telecommunication Services
Ordinary income	$101,473	$145,249

Utilities
Ordinary income	$266,498	$185,188

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares MSCI ACWI ex U.S. ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Consumer Discretionary	$2,537	$(147,213)	$677,282	$(40,083)	$492,523
Consumer Staples	6,265	(20,434)	1,179,697	—	1,165,528
Energy	3,153	(63,076)	64,272	(103,983)	(99,634)
Financials	11,094	(47,831)	(67,343)	(2,643)	(106,723)
Healthcare	—	(7,933)	2,000,321	(15,228)	1,977,160
Industrials	287	(95,333)	580,347	(27,861)	457,440
Information Technology	16,296	(67,537)	423,239	(47,159)	324,839
Materials	—	(56,068)	(233,401)	(98,026)	(387,495)
Telecommunication Services	2,686	(27,183)	276,998	(22,405)	230,096
Utilities	23,590	(65,984)	(287,150)	(157,060)	(486,604)

[a]

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2014.

As of July 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares MSCI ACWI ex U.S. ETF	Non- Expiring [a]	Expiring 2019	Total
Consumer Discretionary	$145,623	$1,590	$147,213
Consumer Staples	17,836	2,598	20,434
Energy	57,825	5,251	63,076
Financials	38,247	9,584	47,831
Healthcare	4,831	3,102	7,933
Industrials	92,681	2,652	95,333
Information Technology	64,283	3,254	67,537
Materials	50,888	5,180	56,068
Telecommunication Services	25,644	1,539	27,183
Utilities	64,096	1,888	65,984

[a]	Must be utilized prior to losses subject to expiration.

For the year ended July 31, 2013, the iShares MSCI ACWI ex U.S. Healthcare ETF utilized $11,743 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

92	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares MSCI ACWI ex U.S. ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Consumer Discretionary	$3,293,572	$866,313	$(188,975)	$677,338
Consumer Staples	6,369,082	1,254,063	(74,172)	1,179,891
Energy	5,011,430	564,959	(500,721)	64,238
Financials	3,630,840	177,792	(245,231)	(67,439)
Healthcare	12,680,735	2,188,089	(187,492)	2,000,597
Industrials	2,436,873	714,758	(134,387)	580,371
Information Technology	2,587,126	748,197	(324,987)	423,210
Materials	2,491,795	261,458	(494,870)	(233,412)
Telecommunication Services	2,485,226	544,482	(266,925)	277,557
Utilities	6,711,724	603,137	(890,045)	(286,908)

Management has reviewed the tax positions as of July 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	93

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI ACWI ex U.S. Consumer Discretionary ETF, iShares MSCI ACWI ex U.S. Consumer Staples ETF, iShares MSCI ACWI ex U.S. Energy ETF, iShares MSCI ACWI ex U.S. Financials ETF, iShares MSCI ACWI ex U.S. Healthcare ETF, iShares MSCI ACWI ex U.S. Industrials ETF, iShares MSCI ACWI ex U.S. Information Technology ETF, iShares MSCI ACWI ex U.S. Materials ETF, iShares MSCI ACWI ex U.S. Telecommunication Services ETF and iShares MSCI ACWI ex U.S. Utilities ETF (the “Funds”), at July 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 20, 2013

94	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended July 31, 2013, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares MSCI ACWI ex U.S. ETF	Foreign Source Income Earned	Foreign Taxes Paid
Consumer Discretionary	$93,244	$8,938
Consumer Staples	171,200	13,854
Energy	208,322	20,907
Financials	81,667	5,644
Healthcare	379,955	37,134
Industrials	83,283	7,254
Information Technology	55,923	7,326
Materials	74,082	5,876
Telecommunication Services	124,774	9,832
Utilities	320,601	28,829

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2013:

iShares MSCI ACWI ex U.S. ETF	Qualified Dividend Income
Consumer Discretionary	$81,343
Consumer Staples	140,803
Energy	182,284
Financials	71,243
Healthcare	344,305

iShares MSCI ACWI ex U.S. ETF	Qualified Dividend Income
Industrials	$70,667
Information Technology	40,877
Materials	62,748
Telecommunication Services	111,305
Utilities	295,327

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	95

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the of supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board

96	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c)

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	97

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

98	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	99

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares MSCI ACWI ex U.S. ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Consumer Discretionary	$1.378090	$—	$0.070000	$1.448090	95%	—%	5%	100%
Consumer Staples	1.511011	—	—	1.511011	100	—	—	100
Energy	1.613771	—	—	1.613771	100	—	—	100
Financials	0.989273	—	—	0.989273	100	—	—	100
Industrials	1.268261	—	—	1.268261	100	—	—	100
Information Technology	0.671017	—	—	0.671017	100	—	—	100
Materials	1.111866	—	0.080000	1.191866	93	—	7	100
Telecommunication Services	2.029457	—	—	2.029457	100	—	—	100
Utilities	1.776652	—	—	1.776652	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

100	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI ACWI ex U.S. Consumer Discretionary ETF

Period Covered: October 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.14%
Greater than 1.5% and Less than 2.0%	2	0.29
Greater than 1.0% and Less than 1.5%	7	1.01
Greater than 0.5% and Less than 1.0%	25	3.62
Between 0.5% and –0.5%	392	56.82
Less than –0.5% and Greater than –1.0%	150	21.75
Less than –1.0% and Greater than –1.5%	67	9.71
Less than –1.5% and Greater than –2.0%	24	3.48
Less than –2.0% and Greater than –2.5%	13	1.88
Less than –2.5% and Greater than –3.0%	6	0.87
Less than –3.0% and Greater than –3.5%	1	0.14
Less than –3.5% and Greater than –4.0%	2	0.29

	690	100.00%

iShares MSCI ACWI ex U.S. Consumer Staples ETF

Period Covered: October 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.14%
Greater than 2.5% and Less than 3.0%	1	0.14
Greater than 2.0% and Less than 2.5%	1	0.14
Greater than 1.5% and Less than 2.0%	11	1.59
Greater than 1.0% and Less than 1.5%	37	5.37
Greater than 0.5% and Less than 1.0%	128	18.56
Between 0.5% and –0.5%	384	55.66
Less than –0.5% and Greater than –1.0%	95	13.78
Less than –1.0% and Greater than –1.5%	16	2.32
Less than –1.5% and Greater than –2.0%	11	1.59
Less than –2.0% and Greater than –2.5%	3	0.43
Less than –2.5% and Greater than –3.0%	1	0.14
Less than –3.0% and Greater than –3.5%	1	0.14

	690	100.00%

SUPPLEMENTAL INFORMATION	101

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI ACWI ex U.S. Energy ETF

Period Covered: October 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	3	0.43%
Greater than 1.0% and Less than 1.5%	13	1.88
Greater than 0.5% and Less than 1.0%	40	5.80
Between 0.5% and –0.5%	471	68.27
Less than –0.5% and Greater than –1.0%	120	17.40
Less than –1.0% and Greater than –1.5%	26	3.77
Less than –1.5% and Greater than –2.0%	11	1.59
Less than –2.0% and Greater than –2.5%	5	0.72
Less than –2.5% and Greater than –3.0%	1	0.14

	690	100.00%

iShares MSCI ACWI ex U.S. Financials ETF

Period Covered: April 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.12%
Greater than 2.5% and Less than 3.0%	2	0.24
Greater than 2.0% and Less than 2.5%	10	1.22
Greater than 1.5% and Less than 2.0%	31	3.79
Greater than 1.0% and Less than 1.5%	81	9.91
Greater than 0.5% and Less than 1.0%	205	25.10
Between 0.5% and –0.5%	395	48.36
Less than –0.5% and Greater than –1.0%	57	6.98
Less than –1.0% and Greater than –1.5%	23	2.82
Less than –1.5% and Greater than –2.0%	8	0.98
Less than –2.0% and Greater than –2.5%	1	0.12
Less than –2.5% and Greater than –3.0%	1	0.12
Less than –3.0% and Greater than –3.5%	1	0.12
Less than –3.5%	1	0.12

	817	100.00%

102	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI ACWI ex U.S. HealthCare ETF

Period Covered: October 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.29%
Greater than 2.0% and Less than 2.5%	4	0.58
Greater than 1.5% and Less than 2.0%	23	3.33
Greater than 1.0% and Less than 1.5%	40	5.80
Greater than 0.5% and Less than 1.0%	115	16.67
Between 0.5% and –0.5%	392	56.82
Less than –0.5% and Greater than –1.0%	84	12.17
Less than –1.0% and Greater than –1.5%	19	2.75
Less than –1.5% and Greater than –2.0%	8	1.16
Less than –2.0% and Greater than –2.5%	3	0.43

	690	100.00%

iShares MSCI ACWI ex U.S. Industrials ETF

Period Covered: October 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	3	0.43%
Greater than 1.0% and Less than 1.5%	4	0.58
Greater than 0.5% and Less than 1.0%	29	4.20
Between 0.5% and –0.5%	311	45.07
Less than –0.5% and Greater than –1.0%	206	29.86
Less than –1.0% and Greater than –1.5%	89	12.90
Less than –1.5% and Greater than –2.0%	32	4.64
Less than –2.0% and Greater than –2.5%	10	1.45
Less than –2.5% and Greater than –3.0%	4	0.58
Less than –3.0% and Greater than –3.5%	2	0.29

	690	100.00%

SUPPLEMENTAL INFORMATION	103

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI ACWI ex U.S. Information Technology ETF

Period Covered: October 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	0.29%
Greater than 1.0% and Less than 1.5%	5	0.72
Greater than 0.5% and Less than 1.0%	37	5.37
Between 0.5% and –0.5%	407	58.99
Less than –0.5% and Greater than –1.0%	138	20.00
Less than –1.0% and Greater than –1.5%	59	8.55
Less than –1.5% and Greater than –2.0%	19	2.75
Less than –2.0% and Greater than –2.5%	16	2.32
Less than –2.5% and Greater than –3.0%	7	1.01

	690	100.00%

iShares MSCI ACWI ex U.S. Materials ETF

Period Covered: October 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	3	0.43%
Greater than 1.5% and Less than 2.0%	2	0.29
Greater than 1.0% and Less than 1.5%	18	2.61
Greater than 0.5% and Less than 1.0%	43	6.23
Between 0.5% and –0.5%	418	60.59
Less than –0.5% and Greater than –1.0%	144	20.87
Less than –1.0% and Greater than –1.5%	45	6.52
Less than –1.5% and Greater than –2.0%	12	1.74
Less than –2.0% and Greater than –2.5%	4	0.58
Less than –2.5% and Greater than –3.0%	1	0.14

	690	100.00%

104	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI ACWI ex U.S. Telecommunication Services ETF

Period Covered: October 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.14%
Greater than 1.0% and Less than 1.5%	8	1.16
Greater than 0.5% and Less than 1.0%	49	7.10
Between 0.5% and –0.5%	469	67.98
Less than –0.5% and Greater than –1.0%	109	15.80
Less than –1.0% and Greater than –1.5%	29	4.20
Less than –1.5% and Greater than –2.0%	19	2.75
Less than –2.0% and Greater than –2.5%	2	0.29
Less than –2.5% and Greater than –3.0%	4	0.58

	690	100.00%

iShares MSCI ACWI ex U.S. Utilities ETF

Period Covered: October 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.14%
Greater than 2.5% and Less than 3.0%	3	0.43
Greater than 2.0% and Less than 2.5%	4	0.58
Greater than 1.5% and Less than 2.0%	13	1.88
Greater than 1.0% and Less than 1.5%	36	5.22
Greater than 0.5% and Less than 1.0%	62	8.99
Between 0.5% and –0.5%	348	50.44
Less than –0.5% and Greater than –1.0%	124	17.98
Less than –1.0% and Greater than –1.5%	67	9.71
Less than –1.5% and Greater than –2.0%	23	3.33
Less than –2.0% and Greater than –2.5%	8	1.16
Less than –2.5%	1	0.14

	690	100.00%

SUPPLEMENTAL INFORMATION	105

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 299 Funds (as of July 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

106	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).

Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese

of San Francisco.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	107

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

108	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	109

Notes:

110	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc. nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-76-0713

JULY 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares MSCI All Country Asia ex Japan ETF | AAXJ | NASDAQ
➢	iShares MSCI All Country Asia ex Japan Small-Cap ETF | AXJS | NASDAQ
➢	iShares MSCI All Country Asia Information Technology ETF | AAIT | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

ASIA MARKET OVERVIEW

Investors in Asia were confronted with a slowing Chinese economy and an awakened Japanese economy during the 12-month period ended July 31, 2013 (the “reporting period”).

China reported that its gross domestic product (“GDP”) grew at an annual rate of 7.5% in the second quarter of 2013, down from 7.7% in the first quarter of 2013 — putting 2013 on pace to experience the slowest annual economic growth since 1990. In addition, the country’s total debt has reached $17 trillion, more than 200% of its GDP, up 50% from four years ago. Yet other data showed that China is still a formidable economic force, as it reported that iron ore imports surged to a new high in July 2013. Iron ore is a component of steel, which is needed for the country’s still massive infrastructure projects.

China’s slowing economy has significant implications for the entire Asian region. Trade between China and the rest of Asia had skyrocketed in the past 15 years, powered not only by China’s growth but also by a 2010 free-trade agreement between China and the Association of Southeast Asian Nations which lowered trade barriers.

Until recently, China’s strong demand for commodities drove Southeast Asia’s largest economy, Indonesia, which exported much of its natural resources including iron ore, coal, tin, rubber and cocoa to China. However, in the second quarter of 2013, Indonesia’s GDP advanced at an annual rate of 5.8%, the slowest rate since 2008. In Thailand, exports shrank more than 5% in May 2013 from a year earlier due to a contraction in global and Chinese demand for such items as rubber and computer parts. Meanwhile, Taiwan’s second quarter GDP expanded at an annualized rate of 2.4% after contracting 2.8% in the first quarter of 2013. This performance was far short of the 5% plus GDP that Taiwan has enjoyed in recent decades.

During the reporting period, currencies such as the Malaysian ringgit, Philippine peso, Thai baht, Indonesia rupiah and the Indian rupee declined against the U.S. dollar. On the other hand, South Korea, which is a net-commodity importer, has benefited from weaker Chinese demand because commodity prices have come down. In particular, South Korea’s economy has outperformed expectations, as a rise in consumer spending as well as government stimulus offset weak exports.

Government officials in emerging markets throughout the world are closely watching the actions of the U.S. Federal Reserve Bank (the “Fed”). The Fed has kept interest rates low during the past five years, although it has hinted that the era of “easy money” may be over as the U.S. economy strengthens. However, the head of South Korea’s central bank warned that a move by the Fed to change direction and tighten the money supply would be a major risk for emerging economies. Bank of Korea Governor Choongsoo Kim pointed to 1994, when a series of Fed interest rate hikes triggered a sell-off in emerging markets.

Japan’s central bank began a program in early 2013 to purchase $70 billion in government bonds to stimulate the Japanese economy, which had been in a deflationary spiral for about 20 years. Japan’s economy grew at an annual rate of 3.6% in the second quarter of 2013, down slightly from 4.1% in the first quarter of 2013. Concurrently, the yen declined in value by 20%, boosting Japanese exports, generally to the detriment of other countries in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.28%	7.48%	8.04%	7.28%	7.48%	8.04%
Since Inception	4.14%	4.02%	4.84%	22.32%	21.64%	26.45%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/13/08. The first day of secondary market trading was 8/15/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$940.60	$3.22	$1,000.00	$1,021.50	$3.36	0.67%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

The iShares MSCI All Country Asia ex Japan ETF (the “Fund”), formerly the iShares MSCI All Country Asia ex Japan Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country Asia ex Japan IndexSM (the “Index”). The Index is a free float-adjusted market capitalization index designed to measure the equity market performance of developed and emerging market countries in Asia, excluding Japan. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 7.28%, net of fees, while the total return for the Index was 8.04%.

The Index generally lagged other broad global MSCI indexes for the reporting period, reflecting slowing economic growth in most of Asia. Still, a number of stock markets in Asia posted good gains. During the reporting period, the top countries in terms of contribution to Index return included Hong Kong and Taiwan. Hong Kong’s economy grew about 3% in the second quarter of 2013 versus the second quarter of 2012, powered by strong demand for goods and services. Hong Kong has benefited from a surge in spending from mainland Chinese consumers who come to Hong Kong to vacation and shop for luxury goods. Retail sales volume was up 15% during the reporting period versus the prior year and helped offset Hong Kong’s weak export activity. After contracting sharply in the first quarter of 2013, Taiwan’s economy rebounded in the second quarter of 2013, but was still hampered by weak domestic and U.S. demand for high-end smart phones and personal computers.

The countries contributing the least to Index return were Indonesia and South Korea. Indonesia is currently posting slower economic growth, rising inflation and a weakening currency. China’s slowdown is hurting demand for Indonesia’s exports such as coal and tin. Meanwhile, South Korea’s stock market was flat, with GDP growth at 2.3% in the second quarter of 2013 versus the same quarter in 2012.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Financial	32.11%
Technology	12.97
Consumer Cyclical	11.01
Communications	9.79
Industrial	8.75
Energy	6.65
Consumer Non-Cyclical	6.38
Basic Materials	4.40
Utilities	3.80
Diversified	3.43
Short-Term and Other Net Assets	0.71

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Samsung Electronics Co. Ltd. (South Korea)	4.52%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3.04
China Mobile Ltd. (China)	2.32
AIA Group Ltd. (Hong Kong)	2.07
China Construction Bank Corp. Class H (China)	1.94
Industrial and Commercial Bank of China Ltd. Class H (China)	1.74
Tencent Holdings Ltd. (China)	1.69
CNOOC Ltd. (China)	1.16
Hyundai Motor Co. (South Korea)	1.14
Bank of China Ltd. Class H (China)	1.13

TOTAL	20.75%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.93%	15.94%	16.26%	13.93%	15.94%	16.26%
Since Inception	4.70%	5.63%	6.30%	7.10%	8.51%	9.56%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/2/12. The first day of secondary market trading was 2/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$971.50	$3.67	$1,000.00	$1,021.10	$3.76	0.75%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

The iShares MSCI All Country Asia ex Japan Small-Cap ETF (the “Fund”), formerly the iShares MSCI All Country Asia ex Japan Small Cap Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country Asia ex Japan Small Cap IndexSM (the “Index”). The Index is designed to measure the performance of equity securities of small-capitalization companies in developed and emerging market countries in Asia, excluding Japan. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 13.93%, net of fees, while the total return for the Index was 16.26%.

As represented by the Index, Asian small-capitalization stocks (excluding Japan) significantly outperformed their large-capitalization counterparts over the reporting period. During periods of market strength, small-capitalization stocks often outperform large-capitalization stocks, as investors are more willing to take on more risk.

However, the period from early May 2013 through early July 2013 was challenging for Asia small-capitalization stocks and other so-called riskier asset classes. For example, China small-capitalization stocks, which returned about 32% for the reporting period, dropped more than 4% between May 1, 2013 and July 31, 2013. Similarly, Hong Kong small-capitalization stocks, which rose 28% during the reporting period, declined 2% between May 1, 2013 and July 31, 2013. Meanwhile, Singapore small-capitalization stocks were down 10% for the three months ended July 31, 2013, but produced a positive 14% for the reporting period.

The reason cited most frequently was the Fed policy, watched closely throughout the world. In May 2013, Fed Chairman Ben Bernanke indicated that the Fed would stop purchasing U.S. government bonds to keep interest rates low. In anticipation of higher rates which would tend to slow economies, investors pulled back from what was perceived to be riskier securities.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Financial	20.49%
Industrial	20.27
Consumer Cyclical	17.30
Consumer Non-Cyclical	14.16
Technology	7.53
Basic Materials	7.21
Communications	6.56
Energy	2.79
Utilities	1.86
Diversified	1.17
Short-Term and Other Net Assets	0.66

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Esprit Holdings Ltd. (Hong Kong)	0.70%
Techtronic Industries Co. Ltd. (Hong Kong)	0.68
VTech Holdings Ltd. (Hong Kong)	0.56
Suntec REIT (Singapore)	0.51
Television Broadcasts Ltd. (Hong Kong)	0.48
Hotel Shilla Co. Ltd. (South Korea)	0.46
Venture Corp. Ltd. (Singapore)	0.42
Xinyi Glass Holdings Co. Ltd. (Hong Kong)	0.40
SATS Ltd. (Singapore)	0.38
Melco International Development Ltd. (Hong Kong)	0.37

TOTAL	4.96%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL COUNTRY ASIA INFORMATION TECHNOLOGY ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.84%	13.65%	13.65%	12.84%	13.65%	13.65%
Since Inception	3.67%	4.16%	4.35%	5.47%	6.20%	6.49%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,000.20	$3.42	$1,000.00	$1,021.40	$3.46	0.69%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL COUNTRY ASIA INFORMATION TECHNOLOGY ETF

The iShares MSCI All Country Asia Information Technology ETF (the “Fund”), formerly the iShares MSCI All Country Asia Information Technology Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country Asia Information Technology IndexSM (the “Index”). The Index is designed to measure the combined equity market performance of companies in the information technology sector of developed and emerging market countries in Asia. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 12.84%, net of fees, while the total return for the Index was 13.65%.

Global spending on information technology remained at about $3.7 trillion in 2013, with the greatest growth coming from enterprise software and the steepest declines coming from personal computers. Asia remains a leading supplier of technology products and services to the world. The companies within the Index are economically cyclical, meaning that their performance depends in large part on the global economic environment, which has generally been slowing during the reporting period.

The top three countries representing about 85% of the Index as of July 31, 2013, are Japan, Taiwan and South Korea. In Japan, overall corporate profits doubled in the second quarter of 2013 versus the second quarter of 2012. However, Japan’s rosy outlook was tempered by the slowing growth of China, Japan’s most important trading partner. China accounts for 20% of Japanese exports, up from 10% a decade ago. Taiwan is home to some of the biggest technology companies in the world, but, like Japan, its fortunes depend in large part on China’s demand for products. During the reporting period, Taiwan signed trade agreements with countries outside of Asia to diversify its exports. South Korea faced the increasing bluster of Kim Jong-un, the leader of North Korea. However, the South Korean economy remains solid, with unemployment at just 3.2% at the end of the reporting period.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Technology	58.87%
Industrial	27.05
Communications	10.93
Consumer Cyclical	2.26
Energy	0.32
Basic Materials	0.18
Short-Term and Other Net Assets	0.39

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Samsung Electronics Co. Ltd. (South Korea)	16.50%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	11.00
Tencent Holdings Ltd. (China)	5.97
Canon Inc. (Japan)	4.50
Hitachi Ltd. (Japan)	4.41
Hon Hai Precision Industry Co. Ltd. (Taiwan)	3.42
Infosys Ltd. (India)	2.90
Keyence Corp. (Japan)	2.38
Kyocera Corp. (Japan)	2.22
Murata Manufacturing Co. Ltd. (Japan)	2.01

TOTAL	55.31%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2013 and held through July 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 98.51%

CHINA — 23.92%
Agile Property Holdings Ltd.	840,000	$882,744
Agricultural Bank of China Ltd. Class H	18,060,000	7,312,165
Air China Ltd. Class H	1,680,000	1,137,279
Aluminum Corp. of China Ltd. Class Ha,b	3,374,000	1,039,780
Anhui Conch Cement Co. Ltd. Class H	1,050,000	3,107,210
Anta Sports Products Ltd.[a]	840,000	948,816
AviChina Industry & Technology Co. Ltd. Class H	1,680,000	898,992
Bank of China Ltd. Class H	63,840,000	26,753,145
Bank of Communications Co. Ltd. Class H	7,140,100	4,649,372
BBMG Corp. Class H	842,500	530,137
Beijing Capital International Airport Co. Ltd. Class H	1,680,000	1,041,965
Beijing Enterprises Holdings Ltd.[a]	420,000	2,807,997
Belle International Holdings Ltd.	3,999,000	5,775,213
Bosideng International Holdings Ltd.[a]	1,874,000	389,040
Brilliance China Automotive Holdings Ltd.[b]	2,520,000	3,012,166
BYD Co. Ltd. Class H a,b	420,000	1,643,640
China Agri-Industries Holdings Ltd.[a]	1,730,100	803,105
China BlueChemical Ltd. Class H	1,681,500	776,209
China CITIC Bank Corp. Ltd. Class H	6,785,200	3,140,911
China Coal Energy Co. Class H	3,360,000	1,793,652
China Communications Construction Co. Ltd. Class H	3,816,000	2,917,841
China Communications Services Corp. Ltd. Class H	1,680,000	1,091,788
China Construction Bank Corp. Class H	61,320,390	45,780,662
China COSCO Holdings Co. Ltd. Class Ha,b	2,209,500	911,680
China Everbright International Ltd.	1,680,000	1,531,536
China Everbright Ltd.[a]	840,000	1,189,269
China Gas Holdings Ltd.	1,680,000	1,899,798

Security	Shares	Value

China International Marine Containers (Group) Co. Ltd. Class H	462,083	$750,739
China Life Insurance Co. Ltd. Class H	6,300,000	15,109,570
China Longyuan Power Group Corp. Ltd. Class H	2,100,000	2,212,279
China Mengniu Dairy Co. Ltd.	1,055,000	4,223,891
China Merchants Bank Co. Ltd. Class H	3,360,493	5,650,400
China Merchants Holdings (International) Co. Ltd.[a]	840,000	2,626,574
China Minsheng Banking Corp. Ltd. Class Ha	4,410,000	4,458,135
China Mobile Ltd.	5,140,500	54,683,702
China National Building Material Co. Ltd. Class H	2,520,000	2,274,559
China Oilfield Services Ltd. Class H	1,680,000	3,782,266
China Overseas Grand Oceans Group Ltd.[a]	420,000	498,778
China Overseas Land & Investment Ltd.	3,361,760	9,688,194
China Pacific Insurance (Group) Co. Ltd. Class H	2,268,000	7,588,903
China Petroleum & Chemical Corp. Class H	21,840,000	16,249,015
China Railway Construction Corp. Ltd. Class H	1,680,000	1,709,169
China Railway Group Ltd. Class H	3,360,000	1,806,650
China Resources Cement Holdings Ltd.[a]	1,680,000	909,824
China Resources Enterprise Ltd.[a]	840,000	2,594,080
China Resources Gas Group Ltd.[a]	840,000	2,099,093
China Resources Land Ltd.[a]	1,686,000	4,630,584
China Resources Power Holdings Co. Ltd.	1,680,000	3,912,241
China Shanshui Cement Group Ltd.	1,260,000	502,028
China Shenhua Energy Co. Ltd. Class H	2,940,500	8,493,131
China Shipping Container Lines Co. Ltd. Class Hb	3,221,000	780,813

CONSOLIDATED SCHEDULES OF INVESTMENTS	13

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2013

Security	Shares	Value

China Southern Airlines Co. Ltd. Class H	1,680,000	$621,713
China State Construction International Holdings Ltd.	1,680,000	2,677,481
China Taiping Insurance Holdings Co. Ltd.[b]	672,800	935,198
China Telecom Corp. Ltd. Class H	11,760,000	5,868,362
China Unicom (Hong Kong) Ltd.	4,200,000	6,162,971
China Vanke Co. Ltd. Class B	1,092,292	1,985,896
Chongqing Rural Commercial Bank Co. Ltd. Class H	2,100,000	858,375
CITIC Pacific Ltd.[a]	1,260,000	1,367,985
CITIC Securities Co. Ltd. Class H	840,000	1,579,194
CNOOC Ltd.	15,120,000	27,294,706
COSCO Pacific Ltd.	1,680,000	2,361,209
Country Garden Holdings Co. Ltd.	3,780,974	2,135,386
CSR Corp Ltd. Class H	1,683,000	1,121,949
Dah Chong Hong Holdings Ltd.[a]	420,000	317,897
Daphne International Holdings Ltd.[a]	840,000	598,967
Datang International Power Generation Co. Ltd. Class H	2,520,000	1,137,279
Dongfeng Motor Group Co. Ltd. Class H	2,520,000	3,379,345
ENN Energy Holdings Ltd.[a]	840,000	4,652,014
Evergrande Real Estate Group Ltd.[a,b]	5,460,000	2,168,413
Far East Horizon Ltd.	1,332,000	867,350
Fosun International Ltd.[a]	1,184,000	897,693
Franshion Properties (China) Ltd.[a]	2,520,000	805,844
GCL-Poly Energy Holdings Ltd.[a,b]	6,729,000	1,717,965
Geely Automobile Holdings Ltd.[a]	4,200,000	1,754,660
Golden Eagle Retail Group Ltd.	420,000	617,380
GOME Electrical Appliances Holdings Ltd.[a,b]	8,722,160	877,238
Great Wall Motor Co. Ltd. Class H	840,500	3,923,240
Greentown China Holdings Ltd.[a]	630,000	1,251,007
Guangdong Investment Ltd.[a]	1,680,000	1,360,403
Guangzhou Automobile Group Co. Ltd. Class H	1,680,855	1,632,014

Security	Shares	Value

Guangzhou R&F Properties Co. Ltd. Class H	672,000	$1,044,997
Haier Electronics Group Co. Ltd.[a]	840,000	1,514,206
Haitong Securities Co. Ltd. Class H	1,008,000	1,298,448
Hengan International Group Co. Ltd.	630,000	6,921,158
Huaneng Power International Inc. Class H	2,520,000	2,631,990
Industrial and Commercial Bank of China Ltd. Class H	62,580,350	41,153,499
Inner Mongolia Yitai Coal Co. Ltd. Class B	924,070	2,109,652
Intime Retail Group Co. Ltd.[a]	840,500	868,098
Jiangsu Expressway Co. Ltd. Class H	840,000	872,997
Jiangxi Copper Co. Ltd. Class H	1,260,000	2,125,088
Kingboard Chemical Holdings Co. Ltd.	630,000	1,385,856
Kunlun Energy Co. Ltd.	2,520,000	3,710,780
Lee & Man Paper Manufacturing Ltd.[a]	1,680,000	1,093,954
Lenovo Group Ltd.[a]	5,880,000	5,360,377
Longfor Properties Co. Ltd.[a]	1,260,000	1,926,876
New China Life Insurance Co. Ltd. Class H	504,000	1,354,987
Nine Dragons Paper (Holdings) Ltd.[a]	1,260,000	797,720
Parkson Retail Group Ltd.[a]	1,153,000	457,908
People’s Insurance Co. Group of China Ltd. Class Ha	3,360,000	1,507,708
PetroChina Co. Ltd. Class H	17,640,000	20,630,249
PICC Property and Casualty Co. Ltd. Class H	2,520,400	2,807,901
Ping An Insurance (Group) Co. of China Ltd. Class H	1,680,000	10,874,558
Poly Property Group Co. Ltd.	1,685,000	914,704
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	1,680,000	1,587,859
Shanghai Electric Group Co. Ltd. Class H	2,520,000	848,086
Shanghai Industrial Holdings Ltd.	420,000	1,305,164
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	547,800	1,138,638

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2013

Security	Shares	Value

Shenzhou International Group Holdings Ltd.[a]	420,000	$1,188,728
Shimao Property Holdings Ltd.	1,260,000	2,654,735
Shougang Fushan Resources Group Ltd.[a]	2,520,000	825,340
Shui On Land Ltd.	2,730,733	816,894
Sihuan Pharmaceutical Holdings Group Ltd.[a]	1,680,000	1,215,264
Sino Biopharmaceutical Ltd.[a]	3,360,000	2,443,526
Sino-Ocean Land Holdings Ltd.	2,566,500	1,313,803
Sinopec Shanghai Petrochemical Co. Ltd. Class Hb	1,716,000	528,827
Sinopharm Group Co. Ltd. Class H	840,800	2,298,408
SOHO China Ltd.[a]	1,470,000	1,203,621
Sun Art Retail Group Ltd.[a]	1,922,500	2,672,291
Tencent Holdings Ltd.	882,000	40,009,490
Tingyi (Cayman Islands) Holding Corp.[a]	1,680,000	4,154,861
Tsingtao Brewery Co. Ltd. Class H	306,000	2,337,806
Uni-President China Holdings Ltd.[a]	840,000	765,768
Want Want China Holdings Ltd.[a]	5,040,000	6,823,677
Weichai Power Co. Ltd. Class H	420,400	1,393,139
Wumart Stores Inc. Class H	420,000	785,264
Yantai Changyu Pioneer Wine Co. Ltd. Class B	210,000	764,414
Yanzhou Coal Mining Co. Ltd. Class Ha	1,680,000	1,156,776
Yingde Gases Group Co. Ltd.[a]	840,000	764,685
Yuexiu Property Co. Ltd.	4,200,000	1,061,461
Zhaojin Mining Industry Co. Ltd. Class H	683,500	458,290
Zhejiang Expressway Co. Ltd. Class H	840,000	713,778
Zhongsheng Group Holdings Ltd.[a]	445,000	461,333
Zhuzhou CSR Times Electric Co. Ltd. Class H	420,000	1,112,909
Zijin Mining Group Co. Ltd. Class Ha	5,292,000	1,132,730
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class Ha	1,104,340	791,728

Security	Shares	Value

ZTE Corp. Class Ha,b	524,000	$910,793

		564,933,661
HONG KONG — 12.85%
AAC Technologies Holdings Inc.	630,000	2,932,556
AIA Group Ltd.	10,332,000	48,959,879
ASM Pacific Technology Ltd.	168,000	1,826,146
Bank of East Asia Ltd. (The)	1,008,000	3,782,266
BOC Hong Kong (Holdings) Ltd.	3,150,000	9,890,269
Cathay Pacific Airways Ltd.[a]	840,000	1,555,365
Cheung Kong (Holdings) Ltd.	1,260,000	17,709,065
Cheung Kong Infrastructure Holdings Ltd.	420,000	2,900,063
CLP Holdings Ltd.	1,470,000	12,187,845
First Pacific Co. Ltd.	1,897,000	2,145,189
Galaxy Entertainment Group Ltd.[b]	1,680,000	8,849,117
Hang Lung Properties Ltd.	2,100,000	6,810,138
Hang Seng Bank Ltd.	630,000	9,642,505
Henderson Land Development Co. Ltd.[a]	840,000	5,242,317
HKT Trust and HKT Ltd.	1,680,000	1,644,181
Hong Kong and China Gas Co. Ltd. (The)	5,040,240	12,920,109
Hong Kong Exchanges and Clearing Ltd.	924,000	14,356,799
Hopewell Holdings Ltd.	420,500	1,333,828
Hutchison Whampoa Ltd.	1,838,000	20,749,147
Hysan Development Co. Ltd.	420,000	1,784,446
Kerry Properties Ltd.	630,500	2,593,429
Li & Fung Ltd.	5,042,000	6,670,353
Link REIT (The)	1,890,000	9,248,519
MGM China Holdings Ltd.	840,000	2,420,780
MTR Corp. Ltd.	1,261,500	4,692,796
New World Development Co. Ltd.	2,940,000	4,298,916
NWS Holdings Ltd.	1,260,500	1,934,142
Orient Overseas International Ltd.	215,000	1,193,466
PCCW Ltd.	3,360,000	1,529,370
Power Assets Holdings Ltd.	1,260,500	11,320,421
Sands China Ltd.	2,016,000	10,904,885
Shangri-La Asia Ltd.	1,680,333	2,643,345
Sino Land Co. Ltd.	2,521,200	3,563,005
SJM Holdings Ltd.	1,680,000	4,211,183
Sun Hung Kai Properties Ltd.	1,353,000	18,056,632

CONSOLIDATED SCHEDULES OF INVESTMENTS	15

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2013

Security	Shares	Value

Swire Pacific Ltd. Class A	630,000	$7,432,933
Swire Properties Ltd.	924,000	2,716,473
Wharf (Holdings) Ltd. (The)	1,260,000	10,844,772
Wheelock and Co. Ltd.	840,000	4,375,818
Wynn Macau Ltd.	1,344,000	3,812,594
Yue Yuen Industrial (Holdings) Ltd.	630,500	1,735,728

		303,420,790
INDIA — 7.96%
ACC Ltd.	40,547	782,566
Adani Enterprises Ltd.	189,629	545,762
Adani Ports and Special Economic Zone Ltd.	339,175	698,654
Aditya Birla Nuvo Ltd.	29,171	559,025
Ambuja Cements Ltd.	556,080	1,531,838
Apollo Hospitals Enterprise Ltd.	65,520	1,010,897
Asian Paints Ltd.	248,260	2,072,474
Axis Bank Ltd.	246,120	4,187,541
Bajaj Auto Ltd.	71,622	2,278,935
Bank of Baroda	30,660	283,178
Bank of India	93,240	283,224
Bharat Heavy Electricals Ltd.	507,030	1,320,004
Bharat Petroleum Corp. Ltd.	138,352	736,641
Bharti Airtel Ltd.	504,840	2,860,248
Cairn (India) Ltd.	397,740	1,930,647
Canara Bank Ltd.	70,980	319,734
Cipla Ltd.	299,150	1,969,406
Coal India Ltd.	430,779	1,994,669
Dabur India Ltd.	366,957	974,046
Divi’s Laboratories Ltd.	34,860	537,018
DLF Ltd.	326,760	805,010
Dr. Reddy’s Laboratories Ltd.	87,068	3,266,500
GAIL (India) Ltd.	272,160	1,348,155
GlaxoSmithKline Consumer Healthcare Ltd.	8,600	660,781
Godrej Consumer Products Ltd.	104,044	1,364,781
HCL Technologies Ltd.	177,725	2,740,335
HDFC Bank Ltd.	1,308,300	13,119,578
Hero Motocorp Ltd.	34,945	1,045,620
Hindalco Industries Ltd.	895,894	1,327,523
Hindustan Unilever Ltd.	48,872	492,337
Housing Development Finance Corp. Ltd.	1,242,360	16,354,692
ICICI Bank Ltd.	359,520	5,374,914
Idea Cellular Ltd.[b]	572,880	1,591,778

Security	Shares	Value

Infosys Ltd.	389,760	$19,035,454
Infrastructure Development Finance Co. Ltd.	829,500	1,493,796
ITC Ltd.	1,886,220	10,599,809
Jaiprakash Associates Ltd.	841,308	500,177
Jindal Steel & Power Ltd.	321,891	1,057,706
JSW Steel Ltd.	68,593	638,381
Kotak Mahindra Bank Ltd.	242,200	2,598,457
Larsen & Toubro Ltd.	269,985	3,761,496
LIC Housing Finance Ltd.	228,060	621,487
Lupin Ltd.	67,620	968,788
Mahindra & Mahindra Ltd.	260,400	3,903,109
NTPC Ltd.	888,300	1,909,396
Oil & Natural Gas Corp. Ltd.	652,142	3,117,798
Oil India Ltd.	108,720	924,759
Piramal Enterprises Ltd.	53,574	489,704
Power Finance Corp. Ltd.	231,642	411,816
Power Grid Corp. of India Ltd.	949,370	1,578,510
Ranbaxy Laboratories Ltd.[b]	105,986	499,383
Reliance Capital Ltd.	86,726	489,363
Reliance Communications Ltd.	430,080	987,405
Reliance Industries Ltd.	1,096,620	15,727,448
Reliance Infrastructure Ltd.	88,215	495,443
Reliance Power Ltd.[b]	489,157	587,262
Rural Electrification Corp. Ltd.	254,646	663,784
Sesa Goa Ltd.	302,560	636,170
Shriram Transport Finance Co. Ltd.	110,460	1,148,835
Siemens Ltd.	52,678	443,438
State Bank of India	112,980	3,174,328
Sterlite Industries (India) Ltd.	1,117,220	1,386,305
Sun Pharmaceuticals Industries Ltd.	263,760	2,452,159
Sun Pharmaceuticals Industries Ltd. New	263,760	2,452,159
Tata Consultancy Services Ltd.	398,580	11,900,699
Tata Motors Ltd.	634,620	3,031,940
Tata Power Co. Ltd.	831,447	1,203,995
Tata Steel Ltd.	258,598	917,352
Titan Industries Ltd.	181,130	784,634
Ultratech Cement Ltd.	31,500	951,476
Unitech Ltd.[b]	993,300	268,724
United Breweries Ltd.	57,540	653,139
United Spirits Ltd.	73,939	2,899,922
Wipro Ltd.	425,460	3,064,739

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2013

Security	Shares	Value

Wockhardt Ltd.[b]	24,066	$185,388
Zee Entertainment Enterprises Ltd.	228,480	928,499

		187,913,143
INDONESIA — 3.75%
PT Adaro Energy Tbk	11,413,000	777,339
PT Astra Agro Lestari Tbk	218,000	329,837
PT Astra International Tbk	17,220,000	10,890,781
PT Bank Central Asia Tbk	10,500,000	10,625,152
PT Bank Danamon Indonesia Tbk	2,940,046	1,487,545
PT Bank Mandiri (Persero) Tbk	7,980,051	6,910,480
PT Bank Negara Indonesia (Persero) Tbk	6,130,415	2,549,990
PT Bank Rakyat Indonesia (Persero) Tbk	9,240,000	7,417,173
PT Bukit Asam (Persero) Tbk	630,000	609,925
PT Bumi Resources Tbk	12,704,500	630,435
PT Bumi Serpong Damai Tbk	6,090,000	936,239
PT Charoen Pokphand Indonesia Tbk	6,250,500	2,615,145
PT Global Mediacom Tbk	5,880,000	1,315,884
PT Gudang Garam Tbk	426,500	1,757,458
PT Indo Tambangraya Megah Tbk	420,000	988,956
PT Indocement Tunggal Prakarsa Tbk	1,260,500	2,557,181
PT Indofood CBP Sukses Makmur Tbk	1,050,000	1,144,247
PT Indofood Sukses Makmur Tbk	3,803,500	2,405,522
PT Indosat Tbk	1,078,500	524,690
PT Jasa Marga (Persero) Tbk	1,680,000	874,532
PT Kalbe Farma Tbk	19,116,000	2,659,779
PT Lippo Karawaci Tbk	17,220,000	2,144,646
PT Media Nusantara Citra Tbk	3,667,000	1,106,076
PT Perusahaan Gas Negara (Persero) Tbk	9,108,500	5,228,913
PT Semen Gresik (Persero) Tbk	2,520,000	3,726,976
PT Telekomunikasi Indonesia (Persero) Tbk	7,770,000	8,996,643
PT Unilever Indonesia Tbk	1,260,000	3,898,613
PT United Tractors Tbk	1,470,343	2,403,480
PT XL Axiata Tbk	2,120,500	928,460

		88,442,097

Security	Shares	Value

MALAYSIA — 4.96%
AirAsia Bhd	1,104,300	$1,075,705
Alliance Financial Group Bhd	987,400	1,631,462
AMMB Holdings Bhd	1,397,900	3,374,093
Astro Malaysia Holdings Bhd	1,399,200	1,293,958
Axiata Group Bhd	2,226,000	4,659,229
Berjaya Sports Toto Bhd	562,788	725,171
British American Tobacco (Malaysia) Bhd	126,000	2,380,950
Bumi Armada Bhd[b]	840,000	1,022,811
CIMB Group Holdings Bhd	3,780,000	9,170,345
DiGi.Com Bhd	2,982,000	4,274,445
Felda Global Ventures Holdings Bhd	924,000	1,253,268
Gamuda Bhd	1,344,000	1,972,084
Genting Bhd	1,790,400	5,425,287
Genting Malaysia Bhd	2,494,100	3,198,353
Genting Plantations Bhd	168,000	510,629
Hong Leong Bank Bhd	467,300	1,987,898
Hong Leong Financial Group Bhd	169,400	730,028
IHH Healthcare Bhd[b]	1,764,000	2,175,093
IJM Corp. Bhd	935,100	1,668,998
IOI Corp. Bhd	2,520,000	4,241,430
Kuala Lumpur Kepong Bhd	420,000	2,744,760
Lafarge Malaysia Bhd	368,100	1,173,290
Malayan Banking Bhd	3,570,000	11,291,060
Malaysia Airports Holdings Bhd	353,200	733,837
Maxis Bhd	1,959,200	4,294,054
MISC Bhd[b]	924,000	1,549,495
MMC Corp. Bhd	647,200	536,673
Parkson Holdings Bhd	494,300	548,545
Petronas Chemicals Group Bhd	2,272,900	4,638,286
Petronas Dagangan Bhd	168,000	1,387,916
Petronas Gas Bhd	504,000	3,237,781
PPB Group Bhd	420,000	1,929,100
Public Bank Bhd Foreign	882,000	4,692,762
RHB Capital Bhd	546,300	1,389,327
Sapurakencana Petroleum Bhd[b]	3,024,000	3,598,224
Sime Darby Bhd	2,338,500	6,833,841
Telekom Malaysia Bhd	930,400	1,511,470
Tenaga Nasional Bhd	2,352,000	6,445,524
UEM Land Holdings Bhd	1,234,800	1,020,118
UMW Holdings Bhd	442,400	1,890,155
YTL Corp. Bhd	4,048,000	2,083,896

CONSOLIDATED SCHEDULES OF INVESTMENTS	17

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2013

Security	Shares	Value

YTL Power International Bhd	1,806,000	$901,887

		117,203,238
PHILIPPINES — 1.36%
Aboitiz Equity Ventures Inc.	1,564,920	1,812,468
Aboitiz Power Corp.	1,344,000	1,081,575
Alliance Global Group Inc.	2,100,000	1,269,284
Ayala Corp.	163,808	2,276,264
Ayala Land Inc.	4,559,200	3,159,842
Bank of the Philippine Islands	676,204	1,465,135
BDO Unibank Inc.	1,327,689	2,476,233
DMCI Holdings Inc.	420,000	514,483
Energy Development Corp.	7,098,100	987,164
Globe Telecom Inc.	25,200	948,699
International Container Terminal Services Inc.	574,720	1,213,489
Jollibee Foods Corp.	416,550	1,486,651
Metro Pacific Investments Corp.	8,652,000	1,075,772
Metropolitan Bank & Trust Co.	239,406	585,423
Philippine Long Distance Telephone Co.	34,080	2,369,827
SM Investments Corp.	226,850	4,962,180
SM Prime Holdings Inc.	5,551,125	2,247,036
Universal Robina Corp.	725,700	2,077,009

		32,008,534
SINGAPORE — 7.02%
Ascendas REIT[a]	1,680,535	3,034,052
CapitaCommercial Trust	1,680,000	1,852,820
CapitaLand Ltd.	2,100,500	5,325,652
CapitaMall Trust Management Ltd.	2,100,800	3,347,560
CapitaMalls Asia Ltd.[a]	1,260,000	1,973,154
City Developments Ltd.	420,000	3,504,533
ComfortDelGro Corp. Ltd.	1,680,000	2,637,466
DBS Group Holdings Ltd.	1,474,500	19,328,977
Genting Singapore PLC	5,040,600	5,242,588
Global Logistic Properties Ltd.[a]	2,520,000	5,617,803
Golden Agri-Resources Ltd.	6,300,707	2,596,547
Hutchison Port Holdings Trust	4,620,371	3,419,075
Jardine Cycle & Carriage Ltd.	91,000	2,880,113
Keppel Corp. Ltd.	1,260,600	10,241,540
Keppel Land Ltd.	840,000	2,433,063
Noble Group Ltd.	3,360,364	2,360,788
Olam International Ltd.[a]	1,260,000	1,676,439
Oversea-Chinese Banking Corp. Ltd.	2,100,000	17,407,277

Security	Shares	Value

SembCorp Industries Ltd.[a]	840,000	$3,349,582
SembCorp Marine Ltd.[a]	840,000	3,000,118
Singapore Airlines Ltd.	420,000	3,333,098
Singapore Exchange Ltd.	840,000	5,030,967
Singapore Press Holdings Ltd.[a]	1,024,000	3,528,679
Singapore Technologies Engineering Ltd.	1,260,000	4,233,133
Singapore Telecommunications Ltd.	6,720,000	20,730,484
StarHub Ltd.	420,000	1,450,606
United Overseas Bank Ltd.	1,083,000	18,243,400
UOL Group Ltd.	420,000	2,301,189
Wilmar International Ltd.	1,680,000	4,154,009
Yangzijiang Shipbuilding[a]	2,100,000	1,541,269

		165,775,981
SOUTH KOREA — 18.36%
AmorePacific Corp.[a]	2,940	2,480,913
AmorePacific Group	2,520	870,338
BS Financial Group Inc.	138,960	1,985,275
Celltrion Inc.[a]	52,077	3,031,654
Cheil Industries Inc.	33,259	2,631,885
Cheil Worldwide Inc.[a,b]	84,000	1,925,362
CJ CheilJedang Corp.	6,720	1,695,814
CJ Corp.	13,020	1,327,004
Coway Co. Ltd.	47,899	2,558,195
Daelim Industrial Co. Ltd.[a]	24,765	1,961,933
Daewoo Engineering & Construction Co. Ltd.[b]	97,880	672,616
Daewoo International Corp.	40,360	1,379,553
Daewoo Securities Co. Ltd.	134,407	1,192,815
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[a]	79,800	2,106,122
DGB Financial Group Inc.	113,330	1,699,811
Dongbu Insurance Co. Ltd.	33,600	1,422,151
Doosan Corp.	7,184	911,249
Doosan Heavy Industries & Construction Co. Ltd.	41,487	1,702,428
Doosan Infracore Co. Ltd.[a,b]	84,000	923,426
E-Mart Co. Ltd.	21,000	3,953,535
GS Engineering & Construction Corp.[a]	29,409	798,428
GS Holdings Corp.[a]	45,480	2,234,681
Halla Visteon Climate Control Corp.[a]	33,920	1,006,949
Hana Financial Group Inc.	231,004	7,402,492

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2013

Security	Shares	Value

Hankook Tire Co. Ltd.	64,680	$3,465,951
Hanwha Chemical Corp.[a]	76,060	1,272,829
Hanwha Corp.	42,300	1,157,821
Hanwha Life Insurance Co. Ltd.	163,800	982,720
Hite Jinro Co. Ltd.	25,440	622,739
Hyosung Corp.	20,160	1,209,501
Hyundai Department Store Co. Ltd.	13,448	1,933,242
Hyundai Development Co.	51,360	912,061
Hyundai Engineering & Construction Co. Ltd.[a]	60,060	3,164,922
Hyundai Glovis Co. Ltd.	11,620	2,001,442
Hyundai Heavy Industries Co. Ltd.	35,700	6,673,343
Hyundai Hysco Co. Ltd.	30,020	1,052,841
Hyundai Marine & Fire Insurance Co. Ltd.	50,400	1,381,775
Hyundai Merchant Marine Co. Ltd.[a,b]	50,407	722,392
Hyundai Mipo Dockyard Co. Ltd.[a]	9,957	1,178,789
Hyundai Mobis Co. Ltd.	57,540	14,033,834
Hyundai Motor Co.	130,200	26,945,724
Hyundai Securities Co. Ltd.	71,400	395,316
Hyundai Steel Co.	48,959	2,980,880
Hyundai Wia Corp.	13,511	1,972,365
Industrial Bank of Korea	126,000	1,278,590
Kangwon Land Inc.	84,510	2,151,444
KB Financial Group Inc.	327,602	10,381,317
KCC Corp.	3,638	1,130,171
Kia Motors Corp.	223,860	12,693,221
Korea Aerospace Industries Ltd.	31,740	815,096
Korea Electric Power Corp.[b]	219,770	5,604,656
Korea Gas Corp.	21,000	1,166,433
Korea Investment Holdings Co. Ltd.	33,600	1,214,287
Korea Zinc Co. Ltd.	7,212	1,839,231
Korean Air Lines Co. Ltd.[b]	29,406	738,144
KT Corp.	29,400	952,587
KT&G Corp.	94,788	6,387,121
Kumho Petro Chemical Co. Ltd.	12,218	976,635
LG Chem Ltd.	39,925	10,021,897
LG Corp.	81,060	4,711,679
LG Display Co. Ltd.[b]	197,400	4,893,598
LG Electronics Inc.[a]	89,880	5,832,389
LG Household & Health Care Ltd.	7,980	4,205,141

Security	Shares	Value

LG Innotek Co. Ltd.[b]	9,240	$752,574
LG Uplus Corp.[b]	180,600	2,202,390
Lotte Chemical Corp.[a]	14,917	2,257,285
Lotte Confectionery Co. Ltd.	840	1,185,874
Lotte Shopping Co. Ltd.	9,240	2,891,034
LS Corp.[a]	15,833	1,016,142
LS Industrial Systems Co. Ltd.	13,603	812,481
Mirae Asset Securities Co. Ltd.	21,000	774,818
NCsoft Corp.	13,324	2,022,157
NHN Corp.	34,440	8,997,610
OCI Co. Ltd.[a]	13,860	2,054,156
ORION Corp.	2,977	2,702,931
POSCO	55,440	15,964,430
S-Oil Corp.	39,519	2,655,882
S1 Corp.	16,169	1,000,285
Samsung C&T Corp.	105,420	5,217,395
Samsung Card Co. Ltd.	29,408	988,185
Samsung Electro-Mechanics Co. Ltd.	50,820	3,655,123
Samsung Electronics Co. Ltd.	93,660	106,713,666
Samsung Engineering Co. Ltd.	25,620	1,794,774
Samsung Fire & Marine Insurance Co. Ltd.	29,820	6,370,519
Samsung Heavy Industries Co. Ltd.	134,400	4,779,384
Samsung Life Insurance Co. Ltd.	50,820	4,862,941
Samsung SDI Co. Ltd.	29,400	4,265,705
Samsung Securities Co. Ltd.	48,370	1,980,568
Samsung Techwin Co. Ltd.[a]	32,960	2,065,455
Shinhan Financial Group Co. Ltd.	361,200	13,182,188
Shinsegae Co. Ltd.	6,156	1,197,308
SK C&C Co. Ltd.	19,569	1,768,034
SK Holdings Co. Ltd.	22,260	3,497,243
SK Hynix Inc.[a,b]	441,000	10,677,348
SK Innovation Co. Ltd.	51,660	6,989,626
SK Networks Co. Ltd.	112,420	650,448
SK Telecom Co. Ltd.	8,400	1,648,708
Woori Finance Holdings Co. Ltd.	298,200	2,986,181
Woori Investment & Securities Co. Ltd.	96,609	1,006,142
Yuhan Corp.	6,300	1,180,453

		433,696,196
TAIWAN — 14.98%
Acer Inc.[b]	2,145,000	1,584,438
Advanced Semiconductor Engineering Inc.	5,460,863	4,479,924

CONSOLIDATED SCHEDULES OF INVESTMENTS	19

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2013

Security	Shares	Value

Advantech Co. Ltd.	214,000	$1,034,799
Asia Cement Corp.	1,680,272	2,109,691
ASUSTeK Computer Inc.	562,100	4,911,217
AU Optronics Corp.[b]	7,140,580	2,524,141
Catcher Technology Co. Ltd.	420,000	1,820,819
Cathay Financial Holding Co. Ltd.	6,185,613	8,993,805
Chailease Holding Co. Ltd.	840,000	2,011,305
Chang Hwa Commercial Bank Ltd.	4,053,332	2,324,957
Cheng Shin Rubber Industry Co. Ltd.	1,260,264	4,177,555
Cheng Uei Precision Industry Co. Ltd.	424,383	860,470
Chicony Electronics Co. Ltd.	425,157	1,018,001
China Airlines Ltd.[b]	2,520,330	932,942
China Development Financial Holding Corp.	11,760,734	3,333,708
China Life Insurance Co. Ltd.	1,680,539	1,723,328
China Motor Co. Ltd.	422,000	356,047
China Petrochemical Development Corp.	1,495,965	765,780
China Steel Corp.	9,776,436	8,085,492
Chinatrust Financial Holding Co. Ltd.	10,923,061	7,212,466
Chunghwa Telecom Co. Ltd.	3,360,110	10,745,987
Clevo Co.	447,228	832,219
Compal Electronics Inc.	3,780,000	2,621,980
CTCI Corp.	420,000	756,340
Delta Electronics Inc.	1,680,000	8,151,668
E.Sun Financial Holding Co. Ltd.	3,780,759	2,521,641
Epistar Corp.	840,000	1,400,630
EVA Airways Corp.[b]	1,260,400	701,939
Evergreen Marine Corp. Ltd.[b]	1,288,095	721,658
Far Eastern Department Stores Co. Ltd.	867,713	827,592
Far Eastern New Century Corp.	2,520,263	2,844,977
Far EasTone Telecommunications Co. Ltd.	1,260,000	3,210,245
Farglory Land Development Co. Ltd.	420,000	763,343
Feng Hsin Iron & Steel Co. Ltd.	420,000	740,933
First Financial Holding Co. Ltd.	5,880,706	3,647,679
Formosa Chemicals & Fibre Corp.	2,737,740	6,810,912

Security	Shares	Value

Formosa International Hotels Corp.	24,530	$314,943
Formosa Petrochemical Corp.	840,000	2,187,784
Formosa Plastics Corp.	3,494,400	8,786,546
Formosa Taffeta Co. Ltd.	420,000	393,577
Foxconn Technology Co. Ltd.	420,192	1,043,947
Fubon Financial Holding Co. Ltd.	5,460,111	7,665,805
Giant Manufacturing Co. Ltd.	214,000	1,619,996
Hermes Microvision Inc.	20,000	620,279
Highwealth Construction Corp.	270,400	603,263
Hiwin Technologies Corp.	119,290	745,898
Hon Hai Precision Industry Co. Ltd.	8,400,030	21,793,885
Hotai Motor Co. Ltd.	209,000	2,313,975
HTC Corp.	622,450	3,310,849
Hua Nan Financial Holdings Co. Ltd.	4,446,758	2,587,695
Innolux Corp.[b]	5,880,925	2,608,384
Inventec Corp.	1,922,460	1,448,905
Kinsus Interconnect Technology Corp.	420,000	1,498,674
Largan Precision Co. Ltd.	85,000	2,947,993
LCY Chemical Corp.	420,969	572,074
Lite-On Technology Corp.	1,680,722	2,858,514
MediaTek Inc.	1,052,000	12,629,683
Mega Financial Holding Co. Ltd.	7,140,524	5,965,022
Merida Industry Co. Ltd.	140,000	933,754
MStar Semiconductor Inc.	150,367	1,190,941
Nan Kang Rubber Tire Co. Ltd.	420,266	500,342
Nan Ya Plastics Corp.	4,200,000	8,823,971
Novatek Microelectronics Corp. Ltd.	420,000	1,855,835
Pegatron Corp.[b]	1,260,000	1,861,438
Phison Electronics Corp.	86,000	642,422
Pou Chen Corp.	1,680,000	1,719,974
Powertech Technology Inc.	420,200	805,746
President Chain Store Corp.	420,000	3,130,409
Quanta Computer Inc.	2,100,000	4,888,200
Radiant Opto-Electronics Corp.	443,167	1,390,693
Realtek Semiconductor Corp.	424,399	1,016,186
Ruentex Development Co. Ltd.	470,237	920,511
Ruentex Industries Ltd.	431,855	989,393
ScinoPharm Taiwan Ltd.	420,000	1,196,138
Shin Kong Financial Holding Co. Ltd.[b]	5,172,000	1,750,648

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2013

Security	Shares	Value

Siliconware Precision Industries Co. Ltd.	2,520,575	$2,929,386
Simplo Technology Co. Ltd.	250,550	1,102,916
SinoPac Financial Holdings Co. Ltd.	5,460,022	2,749,448
Standard Foods Corp.	240,994	728,933
Synnex Technology International Corp.	1,065,000	1,338,953
Taishin Financial Holdings Co. Ltd.	5,880,716	2,735,764
Taiwan Business Bank Ltd.[b]	2,631,279	800,269
Taiwan Cement Corp.	2,940,000	3,593,317
Taiwan Cooperative Financial Holding Co. Ltd.	4,620,889	2,642,797
Taiwan Fertilizer Co. Ltd.	420,000	1,026,662
Taiwan Glass Industry Corp.	870,780	817,450
Taiwan Mobile Co. Ltd.	1,260,000	4,580,061
Taiwan Semiconductor Manufacturing Co. Ltd.	21,000,670	71,784,592
Teco Electric and Machinery Co. Ltd.	1,680,000	1,832,024
TPK Holding Co. Ltd.	212,974	2,503,571
Transcend Information Inc.	137,000	397,479
Tripod Technology Corp.	420,540	876,519
TSRC Corp.	420,110	762,142
Tung Ho Steel Enterprise Corp.	420,000	355,760
U-Ming Marine Transport Corp.	420,000	635,886
Uni-President Enterprises Co.	3,616,319	7,380,612
Unimicron Technology Corp.	1,079,000	991,328
United Microelectronics Corp.	10,920,000	4,861,588
Vanguard International Semiconductor Corp.	430,000	430,194
Walsin Lihwa Corp.[b]	2,940,000	860,827
Wan Hai Lines Ltd.	840,100	449,656
Wistron Corp.	1,680,299	1,602,606
WPG Holdings Co. Ltd.	1,260,240	1,569,705
Yang Ming Marine Transport Corp.[b]	1,291,300	549,050
Yuanta Financial Holding Co. Ltd.	7,140,858	3,726,825
Yulon Motor Co. Ltd.	840,000	1,355,810
Zhen Ding Technology Holding Ltd.	87,097	196,347

		353,863,397

Security	Shares	Value

THAILAND — 3.35%
Advanced Information Service PCL NVDR	882,000	$8,030,990
Airports of Thailand PCL NVDR	378,000	2,149,649
Bangkok Bank PCL Foreign	714,000	4,767,604
Bangkok Bank PCL NVDR	479,725	3,141,969
Bangkok Dusit Medical Services PCL NVDR	252,000	1,179,489
Bank of Ayudhya PCL NVDR	2,022,700	2,407,207
Banpu PCL NVDR	84,000	619,936
BEC World PCL NVDR	868,300	1,706,085
Central Pattana PCL NVDR	1,134,000	1,557,891
Charoen Pokphand Foods PCL NVDR	2,311,500	2,067,796
CP All PCL NVDR	3,765,800	4,210,958
Glow Energy PCL NVDR	450,100	985,043
Home Product Center PCL NVDR	2,184,000	823,361
Indorama Ventures PCL NVDR	1,199,500	682,144
IRPC PCL NVDR	8,922,300	906,483
Kasikornbank PCL Foreign	1,008,000	6,022,236
Kasikornbank PCL NVDR	588,075	3,428,872
Krung Thai Bank PCL NVDR	2,994,775	1,693,531
Minor International PCL NVDR	1,344,000	987,604
PTT Exploration & Production PCL NVDR	1,149,284	5,728,061
PTT Global Chemical PCL NVDR	1,403,976	2,960,461
PTT PCL NVDR	714,000	7,550,607
Siam Cement PCL Foreign	252,000	3,703,514
Siam Cement PCL NVDR	126,000	1,843,706
Siam Commercial Bank PCL NVDR	1,474,400	7,466,211
Thai Oil PCL NVDR	716,200	1,395,789
True Corp. PCL NVDR[b]	4,494,000	1,127,089

		79,144,286

TOTAL COMMON STOCKS
(Cost: $2,319,264,587)		2,326,401,323

PREFERRED STOCKS — 0.78%

SOUTH KOREA — 0.78%
Hyundai Motor Co. Ltd.	20,475	1,831,665
Hyundai Motor Co. Ltd. Series 2[a]	32,340	3,065,812
LG Chem Ltd.[a]	5,880	667,334

CONSOLIDATED SCHEDULES OF INVESTMENTS	21

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN ETF

July 31, 2013

Security	Shares	Value

Samsung Electronics Co. Ltd.	17,640	$12,828,520

		18,393,331

TOTAL PREFERRED STOCKS
(Cost: $14,410,061)		18,393,331

RIGHTS — 0.00%

HONG KONG — 0.00%
New Hotel[b]	37,975	—

		—

TOTAL RIGHTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 3.82%

MONEY MARKET FUNDS — 3.82%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[c,d,e]	74,686,127	74,686,127
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	4,782,462	4,782,462
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	10,799,127	10,799,127

		90,267,716

TOTAL SHORT-TERM INVESTMENTS
(Cost: $90,267,716)		90,267,716

TOTAL INVESTMENTS IN SECURITIES — 103.11%
(Cost: $2,423,942,364)		2,435,062,370
Other Assets, Less Liabilities — (3.11)%		(73,463,957)

NET ASSETS — 100.00%		$2,361,598,413

NVDR  —  Non-Voting Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to consolidated financial statements.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.32%

CHINA — 18.70%
Ajisen (China) Holdings Ltd.	6,000	$5,261
Anton Oilfield Services Group[a]	20,000	12,456
Anxin-China Holdings Ltd.	32,000	9,738
Asian Citrus Holdings Ltd.	14,000	4,603
Baoye Group Co. Ltd. Class H	12,000	8,835
Beijing Capital Land Ltd. Class H	24,000	8,696
Beijing Enterprises Water Group Ltd.	40,000	16,195
Billion Industrial Holdings Ltd.[a]	12,000	7,288
BYD Electronic International Co. Ltd.[b]	9,000	4,723
C C Land Holdings Ltd.	16,000	4,126
China Aerospace International Holdings Ltd.	88,000	9,985
China Aoyuan Property Group Ltd.	48,000	9,717
China Datang Corp. Renewable Power Co. Ltd. Class H	30,000	6,924
China Dongxiang (Group) Co. Ltd.[a]	62,000	11,032
China High Speed Transmission Equipment Group Co. Ltd.[b]	20,000	9,026
China Lilang Ltd.	10,000	5,454
China Lumena New Materials Corp.[a]	56,000	10,470
China Medical System Holdings Ltd.	16,000	14,442
China Metal Recycling Holdings Ltd.[a,b,c]	4,200	1,277
China Modern Dairy Holdings Ltd.[b]	24,000	7,241
China Oil and Gas Group Ltd.[a]	80,000	14,442
China Power International Development Ltd.	26,000	10,929
China Power New Energy Development Co. Ltd.[b]	120,000	6,421
China Precious Metal Resources Holdings Co. Ltd.[a,b]	40,000	6,602
China Properties Group Ltd.[b]	22,000	5,560
China Rare Earth Holdings Ltd.	28,000	4,116
China Resources and Transportation Group Ltd.[a,b]	200,000	8,510
China Rongsheng Heavy Industries Group Holdings Ltd.[b]	49,000	5,181
China Sanjiang Fine Chemicals Co. Ltd.	14,000	6,914
China SCE Property Holdings Ltd.[a,b]	30,000	7,002
China Shineway Pharmaceutical Group Ltd.	6,000	9,826

Security	Shares	Value

China Singyes Solar Technologies Holdings Ltd.	6,000	$6,035
China South City Holdings Ltd.[a]	44,000	10,780
China Suntien Green Energy Corp. Ltd. Class H	34,000	12,319
China Travel International Investment Hong Kong Ltd.	36,000	6,592
China Vanadium Titano-Magnetite Mining Co. Ltd.[b]	22,000	2,922
China Water Affairs Group Ltd.	20,000	6,834
China Wireless Technologies Ltd.	24,000	7,737
China Yongda Automobiles Services Holdings Ltd.	6,000	5,400
China Yurun Food Group Ltd.[b]	16,000	11,203
China ZhengTong Auto Services Holdings Ltd.[b]	13,000	6,420
CIMC Enric Holdings Ltd.	8,000	10,140
CITIC Resources Holdings Ltd.[b]	52,000	7,107
Comba Telecom Systems Holdings Ltd.[a,b]	15,000	5,377
Cosco International Holdings Ltd.	16,000	6,210
CSPC Pharmaceutical Group Ltd.[a]	16,000	8,417
Digital China Holdings Ltd.	10,000	10,986
Dongyue Group Ltd.[a]	20,000	7,737
Fantasia Holdings Group Co. Ltd.	36,000	5,988
First Tractor Co. Ltd. Class Ha	8,000	4,725
Fufeng Group Ltd.[b]	21,600	8,718
Glorious Property Holdings Ltd.[b]	44,000	6,354
Golden Meditech Holdings Ltd.	56,000	6,860
Goldlion Holdings Ltd.	14,000	7,040
Haitian International Holdings Ltd.	8,000	13,513
Hanergy Solar Group Ltd.[b]	148,000	12,214
Harbin Electric Co. Ltd. Class H	8,000	4,920
Henderson Investment Ltd.	82,000	5,921
Hengdeli Holdings Ltd.[a]	26,400	6,808
Hidili Industry International Development Ltd.[a,b]	30,000	4,913
HKC (Holdings) Ltd.[a]	158,000	4,991
Honghua Group Ltd.	18,000	5,176
Hopson Development Holdings Ltd.[b]	8,000	9,356
Hosa International Ltd.	12,000	4,224
Hua Han Bio-Pharmaceutical Holdings Ltd. Class H	35,200	9,350
Huabao International Holdings Ltd.	24,000	10,336

CONSOLIDATED SCHEDULES OF INVESTMENTS	23

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

Hunan Nonferrous Metal Corp. Ltd. Class Ha,b	36,000	$11,280
Interchina Holdings Co. Ltd.[b]	100,000	7,866
Ju Teng International Holdings Ltd.	16,000	7,778
Kai Yuan Holdings Ltd.[b]	240,000	5,849
Kaisa Group Holdings Ltd.[a,b]	20,000	4,539
Kingboard Laminates Holdings Ltd.	16,000	6,396
Kingdee International Software Group Co. Ltd.[b]	28,000	5,885
Kingsoft Corp. Ltd.[a]	10,000	17,227
Kingway Brewery Holdings Ltd.[b]	16,000	5,653
KWG Property Holdings Ltd.	15,000	8,607
Li Ning Co. Ltd.[b]	13,000	8,046
Lianhua Supermarket Holdings Co. Ltd. Class H	8,000	3,755
Lijun International Pharmaceutical (Holding) Co. Ltd.	24,000	8,015
Lonking Holdings Ltd.[b]	22,000	4,454
Maoye International Holdings Ltd.	14,000	2,365
Minth Group Ltd.	8,000	14,235
New World Department Store China Ltd.[a]	12,000	6,127
North Mining Shares Co. Ltd.[b]	120,000	5,029
NVC Lighting Holdings Ltd.	22,000	5,815
Pacific Online Ltd.	20,000	8,768
Phoenix Satellite Television Holdings Ltd.	20,000	7,479
Ports Design Ltd.[a]	8,000	5,220
Qingling Motors Co. Ltd. Class H	28,000	6,643
Real Nutriceutical Group Ltd.	16,000	4,333
Renhe Commercial Holdings Co. Ltd.[b]	148,000	8,778
REXLot Holdings Ltd.	100,000	6,447
Road King Infrastructure Ltd.	10,000	9,761
Sany Heavy Equipment International Holdings Co. Ltd.[a]	18,000	5,292
Semiconductor Manufacturing International Corp.[a,b]	254,000	18,668
Shenguan Holdings Group Ltd.	12,000	5,106
Shenzhen Expressway Co. Ltd. Class H	20,000	6,731
Shenzhen International Holdings Ltd.	115,000	14,828
Shenzhen Investment Ltd.	36,000	13,276
Sino Oil And Gas Holdings Ltd.[a,b]	140,000	3,935
Sinofert Holdings Ltd.	32,000	4,993
Sinolink Worldwide Holdings Ltd.[b]	96,000	8,665

Security	Shares	Value

Sinopec Kantons Holdings Ltd.	16,000	$14,586
Sinotrans Ltd. Class H	46,000	8,660
Sinotrans Shipping Ltd.[a]	30,000	7,195
Skyworth Digital Holdings Ltd.	20,000	10,212
SPG Land Holdings Ltd.[b]	6,000	5,563
SRE Group Ltd.[b]	136,000	4,472
Sunac China Holdings Ltd.	24,000	17,299
Sunny Optical Technology Group Co Ltd.[a]	8,000	8,005
Tech Pro Technology Development Ltd.[b]	20,000	8,639
Tianjin Port Development Holdings Ltd.[a]	28,000	3,683
Tianneng Power International Ltd.	12,000	5,864
Tibet 5100 Water Resources Holdings Ltd.	24,000	9,005
Tong Ren Tang Technologies Co. Ltd. Class H	4,000	13,926
Towngas China Co. Ltd.	12,000	11,651
Travelsky Technology Ltd. Class H	12,000	9,361
Trony Solar Holdings Co. Ltd.[b,c]	94,000	1,909
Vinda International Holdings Ltd.[a]	6,000	5,949
VODone Ltd.[b]	72,000	5,849
West China Cement Ltd.	40,000	5,622
Wison Engineering Services Co. Ltd.[b]	16,000	7,118
Xiamen International Port Co. Ltd. Class H	64,000	8,087
Xingda International Holdings Ltd.	12,000	5,772
Xinhua Winshare Publishing and Media Co. Ltd. Class H	14,000	6,950
XTEP International Holdings Ltd.[a]	15,000	6,808
Yanchang Petroleum International Ltd.[b]	65,000	3,059
Yip’s Chemical Holdings Ltd.	8,000	7,169
Yuexiu Real Estate Investment Trust[a]	30,000	15,628
Yuexiu Transport Infrastructure Ltd.	8,000	4,095

		1,016,595
HONG KONG — 9.85%
Brightoil Petroleum (Holdings) Ltd.[b]	34,000	5,919
Cafe de Coral Holdings Ltd.	4,000	12,998
Champion REIT	32,000	14,070
China Financial International Investments Ltd.[a,b]	100,000	3,610
Chow Sang Sang Holdings International Ltd.[a]	4,000	9,284

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

CSI Properties Ltd.	146,000	$6,024
CST Mining Group Ltd.[b]	464,000	4,667
Dah Sing Banking Group Ltd.	7,200	8,356
Dah Sing Financial Holdings Ltd.	2,400	10,011
Emperor Watch & Jewellery Ltd.	40,000	3,043
Esprit Holdings Ltd.	23,200	37,812
Foxconn International Holdings Ltd.[b]	26,000	14,014
G-Resources Group Ltd.[b]	216,000	7,659
Giordano International Ltd.	16,000	15,865
Glorious Sun Enterprises Ltd.	20,000	4,745
Great Eagle Holdings Ltd.	4,000	15,164
HKR International Ltd.	16,000	7,964
Hutchison Telecommunications Hong Kong Holdings Ltd.[a]	20,000	11,399
Johnson Electric Holdings Ltd.	19,000	11,294
K. Wah International Holdings Ltd.	16,000	7,303
Kowloon Development Co. Ltd.	8,000	9,645
Luk Fook Holdings International Ltd.	4,000	11,192
Melco International Development Ltd.	10,000	20,167
Midland Holdings Ltd.	12,000	4,843
Newocean Energy Holdings Ltd.	12,000	6,452
Pacific Basin Shipping Ltd.	20,000	10,805
Pacific Textile Holdings Ltd.[a]	8,000	9,552
Pico Far East Holdings Ltd.	16,000	5,570
Prosperity REIT	26,000	8,046
Regal Hotels International Holdings Ltd.	16,000	7,984
Regal REIT	24,000	7,149
Sa Sa International Holdings Ltd.	12,000	11,961
Shun Tak Holdings Ltd.	20,000	8,588
Silver Base Group Holdings Ltd.[a]	12,525	2,455
Singamas Container Holdings Ltd.	28,000	6,029
SmarTone Telecommunications Holding Ltd.	4,000	6,375
SOCAM Development Ltd.[a]	8,000	9,170
Stella International Holdings Ltd.	5,000	12,263
Sunlight REIT[a]	18,000	7,334
Techtronic Industries Co. Ltd.	15,000	36,710
Television Broadcasts Ltd.	3,808	25,828
Texwinca Holdings Ltd.	8,000	7,788
Trinity Ltd.[a]	12,000	3,868
Truly International Holdings Ltd.[a]	20,000	9,000
Value Partners Group Ltd.	8,000	4,436
VTech Holdings Ltd.	2,000	30,611
Wing Hang Bank Ltd.	2,000	18,542

Security	Shares	Value

Xinyi Glass Holdings Co. Ltd.	24,000	$22,003

		535,567
INDIA — 5.28%
Amtek Auto Ltd.	3,778	3,936
Arvind Ltd.	2,920	3,784
Ashok Leyland Ltd.	18,280	4,074
Aurobindo Pharma Ltd.	1,528	4,254
Bajaj Finance Ltd.	562	10,573
Bata India Ltd.	378	5,986
Bharat Forge Ltd.	1,152	3,861
Biocon Ltd.	1,272	6,593
Britannia Industries Ltd.	672	7,726
Century Textiles & Industries Ltd.	1,068	3,837
CESC Ltd.	1,144	6,041
Chambal Fertilizers & Chemicals Ltd.	5,078	2,931
Emami Ltd.	1,071	8,245
Federal Bank Ltd.	2,132	12,260
Financial Technologies (India) Ltd.	398	3,534
Gateway Distriparks Ltd.	2,662	4,422
Gitanjali Gems Ltd.	996	1,182
Godrej Industries Ltd.	1,550	6,695
Gujarat Gas Co. Ltd.	1,134	3,264
Havells India Ltd.	936	9,366
Hexaware Technologies Ltd.	2,912	5,572
Housing Development & Infrastructure Ltd.[b]	4,994	2,731
IFCI Ltd.	13,038	4,696
Indiabulls Housing Finance Ltd.[b]	2,614	9,019
Indiabulls Real Estate Ltd.	7,762	8,112
Indian Hotels Co. Ltd.	11,294	8,219
Indraprastha Gas Ltd.	1,398	6,024
Jammu & Kashmir Bank Ltd.	494	9,114
Jindal Saw Ltd.	2,842	1,963
Jubilant Foodworks Ltd.[b]	394	7,294
Karnataka Bank Ltd.	2,492	3,320
Lanco Infratech Ltd.[b]	20,352	1,741
Maharashtra Seamless Ltd.	2,104	6,787
Mahindra & Mahindra Financial Services Ltd.	4,410	16,946
Manappuram Finance Ltd.	9,732	2,041
MAX India Ltd.	2,424	7,576
McLeod Russel India Ltd.	1,074	5,061
Punj Lloyd Ltd.	5,892	2,510
Rajesh Exports Ltd.	2,792	4,585
Raymond Ltd.	978	2,981

CONSOLIDATED SCHEDULES OF INVESTMENTS	25

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

Redington India Ltd.	4,453	$4,112
Ruchi Soya Industries Ltd.	3,996	3,473
Shree Renuka Sugars Ltd.[b]	10,962	3,047
Sintex Industries Ltd.	6,210	2,686
Strides Arcolab Ltd.	478	4,635
Tata Global Beverages Ltd.	5,458	14,335
Thermax Ltd.	710	6,792
Torrent Pharmaceuticals Ltd.	476	3,358
Torrent Pharmaceuticals Ltd. New	476	3,358
TV18 Broadcast Ltd.[b]	9,536	2,752
United Phosphorus Ltd.	2,816	5,898
Voltas Ltd.	3,030	3,877

		287,179
INDONESIA — 5.15%
PT ACE Hardware Indonesia Tbk	88,000	6,165
PT Agis Tbk[b]	94,000	3,476
PT AKR Corporindo Tbk	20,000	8,416
PT Alam Sutera Realty Tbk	132,000	8,991
PT Aneka Tambang (Persero) Tbk	43,000	4,853
PT Arwana Citramulia Tbk	80,000	6,461
PT Bakrie and Brothers Tbk[b]	2,065,498	10,049
PT Bank Bukopin Tbk	90,000	5,780
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	59,000	6,085
PT Bank Tabungan Negara (Persero) Tbk	51,263	5,187
PT Benakat Petroleum Energy Tbk[b]	331,000	4,058
PT Bhakti Investama Tbk	322,000	13,786
PT Borneo Lumbung Energi & Metal Tbk[b]	83,000	2,382
PT Bumi Resources Minerals Tbk[b]	161,000	3,446
PT BW Plantation Tbk	40,000	2,841
PT Ciputra Development Tbk	140,000	15,665
PT Ciputra Property Tbk	47,000	4,207
PT Citra Marga Nusaphala Persada Tbk	29,000	8,677
PT Energi Mega Persada Tbk[b]	622,000	6,355
PT Erajaya Swasembada Tbk[b]	21,000	3,555
PT Gajah Tunggal Tbk	24,000	6,130
PT Garuda Indonesia (Persero) Tbk[b]	91,000	4,427
PT Holcim Indonesia Tbk	25,000	6,385
PT Indika Energy Tbk	38,000	2,292
PT Japfa Comfeed Indonesia Tbk	65,000	7,716
PT Kawasan Industri Jababeka Tbk	315,778	8,910
PT Lippo Cikarang Tbk[b]	6,000	3,678

Security	Shares	Value

PT Medco Energi Internasional Tbk	35,000	$6,096
PT Mitra Adiperkasa Tbk	10,000	5,643
PT MNC Sky Vision Tbk[b]	21,000	4,751
PT Modernland Realty Tbk[b]	65,456	5,223
PT Nippon Indosari Corpindo Tbk	7,000	4,938
PT Pakuwon Jati Tbk	256,000	9,465
PT Ramayana Lestari Sentosa Tbk	56,000	7,192
PT Sentul City Tbk[b]	300,000	7,298
PT Sugih Energy Tbk[b]	144,000	5,885
PT Summarecon Agung Tbk	118,000	11,481
PT Surya Semesta Internusa Tbk	49,292	4,508
PT Tempo Scan Pacific Tbk	11,999	4,787
PT Timah (Persero) Tbk	45,000	5,035
PT Tower Bersama Infrastructure Tbk[b]	18,000	9,983
PT Trada Maritime Tbk[b]	72,000	9,528
PT Wijaya Karya (Persero) Tbk	39,000	7,874

		279,660
MALAYSIA — 5.66%
Aeon Credit Service M Bhd	1,660	9,323
Affin Holdings Bhd	3,400	4,433
CapitaMalls Malaysia Trust Bhd	11,600	5,578
Carlsberg Brewery Malaysia Bhd	1,600	7,250
Dialog Group Bhd	17,800	15,309
DRB-Hicom Bhd	9,200	7,203
Hai-O Enterprise Bhd	9,200	7,601
HAP Seng Consolidated Bhd	11,600	7,080
Hartalega Holdings Bhd	4,200	8,416
IGB Corp. Bhd	8,800	6,863
IJM Land Bhd	8,000	7,004
IJM Plantations Bhd	5,400	4,994
Kian Joo Can Factory Bhd	7,200	6,303
KNM Group Bhd[b]	28,200	3,868
Kossan Rubber Industries Bhd	5,800	10,370
KPJ Healthcare Bhd	6,000	12,207
Malaysia Building Society Bhd	8,200	7,836
Malaysian Airline System Bhd[b]	90,000	8,462
Malaysian Resources Corp. Bhd	25,200	11,342
Media Prima Bhd	10,200	8,552
Multi-Purpose Holdings Bhd	9,800	11,661
Naim Holdings Bhd	5,800	6,884
OSK Holdings Bhd	13,000	6,773
Pavilion Real Estate Investment Trust Bhd	15,400	6,694
POS Malaysia Bhd	6,000	9,063
QL Resources Bhd	5,800	6,168

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

Sarawak Oil Palms Bhd	2,800	$4,816
Scomi Group Bhd[b]	32,200	3,871
Sunway Bhd	11,733	11,936
Sunway Real Estate Investment Trust Bhd	20,000	8,200
Supermax Corp. Bhd	9,400	5,998
TA Enterprise Bhd	35,800	7,173
TAN Chong Motor Holdings Bhd	4,200	8,649
TIME dotCom Bhd[b]	6,000	6,917
Top Glove Corp. Bhd	4,200	7,626
TSH Resources Bhd	7,800	5,434
Uchi Technologies Bhd	16,600	6,601
United Malacca Bhd	2,600	5,939
Wah Seong Corp. Bhd	10,494	6,179
WCT Holdings Bhd	14,875	11,280

		307,856
PHILIPPINES — 1.28%
Belle Corp.[b]	56,000	6,641
Cebu Air Inc.	4,300	6,223
Filinvest Land Inc.	198,000	8,115
First Gen Corp.	13,600	5,762
First Philippine Holdings Corp.	1,440	2,851
Lopez Holdings Corp.	50,000	5,848
Manila Water Co. Inc.	9,400	7,045
Nickel Asia Corp.	13,650	4,714
Philex Petroleum Corp.[b]	8,000	2,395
Philippine National Bank[b]	3,652	6,832
PhilWeb Corp.	15,000	5,112
Vista Land & Lifescapes Inc.	60,000	7,944

		69,482
SINGAPORE — 9.47%
AIMS AMP Capital Industrial REIT	8,000	9,985
ARA Asset Management Ltd.[a]	6,600	9,533
Ascendas India Trust	10,000	5,612
Ascott Residence Trust	6,000	5,911
Asiasons Capital Ltd.[b]	12,000	8,854
Biosensors International Group Ltd.[a]	8,000	6,531
Blumont Group Ltd.[b]	12,000	13,046
Boustead Singapore Ltd.	8,000	8,791
Cache Logistics Trust	10,000	9,459
Cambridge Industrial Trust	20,000	10,518
CapitaRetail China Trust	6,000	7,206
CDL Hospitality Trusts	8,000	10,456
COSCO Corp. (Singapore) Ltd.[a]	8,000	4,710
CSE Global Ltd.[a]	10,000	6,476

Security	Shares	Value

Ezion Holdings Ltd.	10,000	$17,426
Ezra Holdings Ltd.[a,b]	8,000	5,432
First REIT	10,000	9,537
First Resources Ltd.	4,000	5,275
Frasers Centrepoint Trust	6,000	9,043
Frasers Commercial Trust	10,000	10,244
GMG Global Ltd.	62,000	5,061
Hyflux Ltd.	6,000	6,146
Indofood Agri Resources Ltd.	6,000	4,168
K-Green Trust	16,000	12,873
Keppel REIT Management Ltd.	8,000	7,975
LionGold Corp. Ltd.[a,b]	8,000	7,316
Lippo Malls Indonesia Retail Trust	22,000	8,548
M1 Ltd.	4,000	10,142
Mapletree Commercial Trust	10,000	9,341
Mapletree Industrial Trust	12,000	12,716
Mapletree Logistics Trust	12,000	10,032
Midas Holdings Ltd.	22,000	8,289
Neptune Orient Lines Ltd.[a,b]	10,000	8,438
OSIM International Ltd.	2,000	3,218
Overseas Union Enterprise Ltd.[a]	4,000	8,886
Parkway Life REIT	4,000	7,850
Perennial China Retail Trust	16,000	7,096
Raffles Education Corp. Ltd.[b]	26,200	6,067
Raffles Medical Group Ltd.	4,000	10,110
Sabana Shari’ah Compliant Industrial REIT	10,000	9,145
SATS Ltd.	8,000	20,848
Singapore Post Ltd.	14,000	14,451
SMRT Corp. Ltd.[a]	4,000	4,443
Sound Global Ltd.[a,b]	14,000	6,594
Stamford Land Corp. Ltd.	14,000	6,154
Starhill Global REIT	16,000	10,299
STX OSV Holdings Ltd.	6,000	3,885
Suntec REIT	22,000	27,458
Super Group Ltd.[a]	4,000	15,103
Tat Hong Holdings Ltd.[a]	4,000	3,658
Tiger Airways Holdings Ltd.[b]	14,400	6,782
United Engineers Ltd.[a]	4,000	7,379
Venture Corp. Ltd.[a]	4,000	22,984
Wheelock Properties Ltd.	2,000	2,873
Wing Tai Holdings Ltd.	6,000	10,032
Yanlord Land Group Ltd.	8,000	7,755
Yoma Strategic Holdings Ltd.[b]	10,000	6,790

		514,950

CONSOLIDATED SCHEDULES OF INVESTMENTS	27

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

SOUTH KOREA — 18.18%
3S Korea Co. Ltd.[a,b]	524	$2,878
Able C&C Co. Ltd.	112	3,709
Agabang & Co.	498	2,775
Ahnlab Inc.	102	4,694
Asiana Airlines Inc.[b]	1,280	5,463
Binggrae Co. Ltd.	80	7,513
Capro Corp.	480	3,397
Chabio & Diostech Co. Ltd.[b]	772	7,181
Chong Kun Dang Pharm Corp.	180	11,264
CJ CGV Co. Ltd.	260	11,109
CJ E&M Corp.[b]	246	8,430
CJ O Shopping Co. Ltd.	40	13,032
CNK International Co. Ltd.[b]	1,074	5,401
Com2uS Corp.[b]	100	3,147
Cosmax Inc.	180	7,651
CTCBIO Inc.[b]	236	6,050
Daeduck Electronics Co.	660	5,522
Daesang Corp.	280	8,786
Daishin Securities Co. Ltd.	840	6,662
Daou Technology Inc.	520	7,707
Daum Communications Corp.	150	11,710
Dong-A Socio Holdings Co. Ltd.	62	8,058
Dong-A ST Co. Ltd.[b]	66	8,342
Dongsuh Companies Inc.	432	11,055
Dongwon Industries Co. Ltd.	16	4,914
Dongyang Mechatronics Corp.	540	5,071
Doosan Engine Co. Ltd.[b]	680	4,903
Duksan Hi-Metal Co. Ltd.[a,b]	314	6,666
EG Corp.	116	2,457
EO Technics Co. Ltd.	204	7,944
Eugene Technology Co. Ltd.	442	8,675
Fila Korea Ltd.	128	7,657
Foosung Co. Ltd.[b]	1,100	4,568
Gamevil Inc.[b]	70	4,966
GemVax & Kael Co. Ltd.[b]	280	5,359
Grand Korea Leisure Co. Ltd.	400	11,394
Green Cross Corp.	72	8,396
Green Cross Holdings Corp.	520	6,735
GS Home Shopping Inc.	58	12,814
Hana Tour Service Inc.	160	10,952
Hanall Biopharma Co. Ltd.[b]	600	3,610
Handsome Co. Ltd.	260	6,422
Hanil E-Wha Co. Ltd.	760	9,742

Security	Shares	Value

Hanjin Heavy Industries & Construction Co. Ltd.[b]	680	$7,506
Hanjin Shipping Co. Ltd.[b]	1,140	8,189
Hanmi Pharm Co. Ltd.[b]	88	13,160
Hansol Paper Co.	780	8,471
Hotel Shilla Co. Ltd.	424	25,098
Huchems Fine Chemical Corp.	340	6,008
Hyundai Corp.	320	6,509
Hyundai Greenfood Co. Ltd.	580	9,164
Hyundai Home Shopping Network Corp.	60	9,053
ICD Co. Ltd.[b]	440	5,777
Ilyang Pharmaceutical Co. Ltd.	280	7,353
iMarketKorea Inc.	280	6,380
Interflex Co. Ltd.[b]	100	3,845
ISU Chemical Co. Ltd.	320	4,757
JB Financial Group Co. Ltd.[b]	1,620	9,532
JCEntertainment Corp.	186	2,765
Jusung Engineering Co. Ltd.[b]	1,212	7,185
KEPCO Plant Service & Engineering Co. Ltd.	160	7,790
KIWOOM Securities Co. Ltd.	172	8,696
Koh Young Technology Inc.	120	3,429
Kolao Holdings	340	9,443
Kolon Industries Inc.	208	9,350
Komipharm International Co. Ltd.[b]	726	5,002
Korea Kolmar Co. Ltd.	220	4,533
Korea Petrochemical Industrial Co. Ltd.[b]	89	4,452
Korean Reinsurance Co.	980	9,683
KT Skylife Co. Ltd.	280	7,938
Kumho Tire Co. Inc.[b]	740	7,575
Kyobo Securities Co. Ltd.	1,680	7,014
LG Fashion Corp.	260	6,376
LG Hausys Ltd.	106	12,030
LG International Corp.	380	10,401
LG Life Sciences Ltd.[b]	180	9,245
LIG Insurance Co. Ltd.	500	10,993
Lock & Lock Co. Ltd.	280	5,932
Lotte Chilsung Beverage Co. Ltd.	8	10,489
Lotte Food Co. Ltd.	14	7,452
Lumens Co. Ltd.[b]	998	9,194
Mando Corp.	152	15,965
Medipost Co. Ltd.[b]	100	5,946
Medy-Tox Inc.	94	9,815

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

MegaStudy Co. Ltd.	52	$3,027
Melfas Inc.	172	2,082
Meritz Fire & Marine Insurance Co. Ltd.	620	7,699
Namhae Chemical Corp.	740	5,026
Namyang Dairy Products Co. Ltd.	10	7,824
Neowiz Games Corp.[b]	264	3,760
NEPES Corp.	402	4,258
Nexen Tire Corp.	460	6,858
NongShim Co. Ltd.	42	9,739
OCI Materials Co. Ltd.	148	5,006
Osstem Implant Co. Ltd.[b]	270	7,258
Ottogi Corp.	22	7,706
Paradise Co. Ltd.	496	9,956
Partron Co. Ltd.	599	8,824
Pharmicell Co. Ltd.[b]	960	3,700
Poongsan Corp.	260	5,867
POSCO Chemtech Co. Ltd.	46	5,376
POSCO ICT Co. Ltd.	988	8,460
S&T Dynamics Co. Ltd.	560	6,655
Samchully Co. Ltd.	34	3,798
Samsung Fine Chemicals Co. Ltd.	234	9,946
Sapphire Technology Co. Ltd.[b]	154	4,901
SeAH Besteel Corp.	200	5,643
Seegene Inc.[b]	130	6,376
Seoul Semiconductor Co. Ltd.	412	13,661
SFA Engineering Corp.	142	7,179
Silicon Works Co. Ltd.	232	4,502
SK Broadband Co. Ltd.[b]	2,154	10,258
SK Chemicals Co. Ltd.	176	6,705
SK Securities Co. Ltd.[b]	5,420	4,381
SKC Co. Ltd.	260	6,758
SL Corp.	400	5,928
SM Entertainment Co.[b]	200	6,721
Soulbrain Co. Ltd.	190	7,721
STS Semiconductor & Telecommunications Co. Ltd.[b]	492	2,159
STX Corp. Co. Ltd.	820	2,423
STX Offshore & Shipbuilding Co. Ltd.[b]	720	3,493
STX Pan Ocean Co. Ltd.[b]	1,840	3,923
Sung Kwang Bend Co. Ltd.	284	7,331
Sungwoo Hitech Co. Ltd.[a]	504	6,707
Suprema Inc.[b]	392	8,619
Taewoong Co. Ltd.[b]	306	6,129
Taihan Electric Wire Co. Ltd.[b]	1,540	3,626

Security	Shares	Value

Tera Resource Co. Ltd.[b]	6,536	$2,769
TK Corp.[b]	246	5,496
TONGYANG Life Insurance Co.	680	6,900
TONGYANG Securities Inc.	1,760	5,593
ViroMed Co. Ltd.[b]	232	7,610
WeMade Entertainment Co. Ltd.[b]	120	5,918
Wonik IPS Co. Ltd.[b]	1,182	7,617
Woongjin Chemical Co. Ltd.[b]	952	8,644
Woongjin Thinkbig Co. Ltd.[b]	740	4,756
YG Entertainment Inc.	112	5,663
Youngone Corp.	280	8,673
Youngone Holdings Co. Ltd.	112	6,480

		988,364
TAIWAN — 21.36%
A-DATA Technology Co. Ltd.	6,000	11,205
Ability Enterprise Co. Ltd.	8,000	6,430
AcBel Polytech Inc.	10,000	8,837
ALI Corp.	6,000	5,723
Alpha Networks Inc.	10,000	5,886
Altek Corp.	12,000	6,483
Ambassador Hotel Ltd. (The)	6,000	5,582
AmTRAN Technology Co. Ltd.	10,000	7,003
Apex Biotechnology Corp.	2,100	5,105
Ardentec Corp.	10,000	6,420
Asia Polymer Corp.	4,600	3,574
BES Engineering Corp.	26,000	7,223
Career Technology (MFG.) Co. Ltd.	6,000	5,733
CHC Resources Corp.	4,000	7,137
Cheng Loong Corp.	18,000	7,954
Chin-Poon Industrial Co. Ltd.	6,000	11,405
China Bills Finance Corp.	18,000	6,843
China Manmade Fibers Corp.[b]	18,000	7,924
China Metal Products Co. Ltd.	8,000	12,245
China Steel Chemical Corp.	2,000	11,372
China Synthetic Rubber Corp.	8,000	8,310
Chipbond Technology Corp.	6,000	13,246
Chong Hong Construction Co.	2,000	8,304
Chroma ATE Inc.	4,000	8,364
Chung Hsin Electric & Machinery Manufacturing Corp.	22,000	12,472
Chung Hung Steel Corp.[b]	26,000	7,283
CMC Magnetics Corp.[b]	38,000	6,666
Compal Communications Inc.[b]	6,000	8,544
Compeq Manufacturing Co. Ltd.	16,000	7,310
Coretronic Corp.	8,000	6,923

CONSOLIDATED SCHEDULES OF INVESTMENTS	29

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

CSBC Corp. Taiwan	10,000	$6,019
CyberTAN Technology Inc.	10,000	10,538
D-Link Corp.	10,000	5,653
Depo Auto Parts Ind Co. Ltd.	2,000	6,136
Dynapack International Technology Corp.	2,000	5,663
E Ink Holdings Inc.	8,000	4,535
E-LIFE MALL Corp.	2,000	4,622
Eclat Textile Co. Ltd.	2,355	18,142
Elan Microelectronics Corp.	4,000	7,510
Evergreen International Storage & Transport Corp.	12,000	7,663
Everlight Electronics Co. Ltd.	4,000	6,303
Far Eastern International Bank Ltd.	18,480	7,703
Faraday Technology Corp.	6,000	6,863
Feng Tay Enterprise Co. Ltd.	4,160	8,421
FLEXium Interconnect Inc.	2,244	8,232
Forhouse Corp.	12,000	5,182
Formosa Epitaxy Inc.[b]	10,000	6,403
Formosan Rubber Group Inc.	10,000	7,870
G Tech Optoelectronics Corp.	2,000	3,842
Gemtek Technology Corp.	6,000	6,273
Genesis Photonics Inc.[b]	8,000	4,815
Gigabyte Technology Co. Ltd.	8,000	7,217
Gigastorage Corp.	8,000	4,882
Gintech Energy Corp.[b]	8,000	7,483
Global Unichip Corp.	2,000	6,383
Gloria Material Technology Corp.	8,000	5,736
Goldsun Development & Construction Co. Ltd.	20,000	7,904
Grand Pacific Petrochemical Corp.	14,000	8,497
Great Taipei Gas Co. Ltd.	10,000	7,303
Great Wall Enterprise Co. Ltd.	8,000	7,203
HannStar Display Corp.[b]	36,500	14,546
HannsTouch Solution Inc.[b]	16,000	5,522
Hey Song Corp.	6,000	7,944
Ho Tung Chemical Corp.[b]	12,720	5,684
Holy Stone Enterprise Co. Ltd.	8,000	8,270
Huaku Development Co. Ltd.	4,000	12,912
Ichia Technologies Inc.[b]	12,000	5,983
ICP Electronics Inc.	4,600	5,476
Infortrend Technology Inc.	10,000	4,936
Integrated Memory Logic Ltd.[b]	2,000	4,689
International Games System Co. Ltd.	2,000	4,722
ITEQ Corp.	6,000	6,563

Security	Shares	Value

Jih Sun Financial Holdings Co. Ltd.	24,000	$7,539
Kenda Rubber Industrial Co. Ltd.	6,000	15,507
Kerry TJ Logistics Co. Ltd.	6,000	7,403
King Yuan Electronics Co. Ltd.	14,000	9,338
King’s Town Bank	10,000	8,671
Kinpo Electronics Inc.	28,000	8,609
Lien Hwa Industrial Corp.	10,000	6,620
Macronix International Co. Ltd.[b]	38,000	9,149
Makalot Industrial Co. Ltd.	2,000	10,938
Masterlink Securities Corp.	22,000	7,337
Medigen Biotechnology Corp.[b]	330	2,025
Mercuries & Associates Ltd.	8,000	6,430
Micro-Star International Co. Ltd.	14,000	8,310
Microbio Co. Ltd.	6,000	6,343
MIN AIK Technology Co. Ltd.	2,000	5,663
MiTAC International Corp.	20,000	6,936
National Petroleum Co. Ltd.	6,000	5,262
Neo Solar Power Corp.[b]	12,000	8,544
Nien Hsing Textile Co. Ltd.	10,000	8,370
Pan-International Industrial Corp.[b]	8,000	6,496
Pixart Imaging Inc.	2,000	3,868
President Securities Corp.	12,000	6,963
Prince Housing & Development Corp.	10,500	7,248
Qisda Corp.[b]	30,000	6,973
Radium Life Tech Co. Ltd.	6,000	5,392
Rechi Precision Co. Ltd.	8,240	7,145
Ritek Corp.[b]	46,000	8,775
Sanyang Industry Co. Ltd.[b]	10,000	10,105
Senao International Co. Ltd.	2,000	6,703
Sheng Yu Steel Co. Ltd.	18,000	11,405
Shih Wei Navigation Co. Ltd.	8,323	5,732
Shihlin Electric & Engineering Corp.	6,000	7,043
Shin Zu Shing Co. Ltd.	2,000	4,502
Shinkong Synthetic Fibers Corp.	20,000	6,610
Silicon Integrated Systems Corp.[b]	18,000	5,919
Silitech Technology Corp.	4,080	6,130
Sincere Navigation Corp.	8,000	7,016
Sino-American Silicon Products Inc.	8,000	9,484
Solar Applied Materials Technology Corp.	6,000	5,502
Ta Chen Stainless Pipe Co. Ltd.	14,000	7,167
Ta Chong Bank Ltd.[b]	20,000	6,803
Taichung Commercial Bank Co. Ltd.	22,710	8,293
Tainan Spinning Co. Ltd.	14,000	6,816
Taiwan Cogeneration Corp.	10,000	6,470

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

Taiwan Hon Chuan Enterprise Co. Ltd.	4,000	$8,884
Taiwan Land Development Corp.[b]	20,492	7,449
Taiwan Paiho Ltd.	12,000	12,686
Taiwan Secom Co. Ltd.	4,000	9,017
Taiwan Surface Mounting Technology Co. Ltd.	4,200	5,792
Taiwan TEA Corp.[b]	12,000	7,603
Taiwan-Sogo Shinkong Security Corp.	6,000	7,123
Tatung Co. Ltd.[b]	22,000	5,568
Test-Rite International Co. Ltd.	10,000	8,004
Ton Yi Industrial Corp.	12,000	10,525
Tong Hsing Electronic Industries Ltd.	2,000	9,738
Tong Yang Industry Co. Ltd.	8,000	11,392
TTY Biopharm Co. Ltd.	2,000	7,137
TXC Corp.	4,000	5,369
Union Bank of Taiwan[b]	22,120	8,483
Unitech Printed Circuit Board Corp.	20,000	7,503
Unity Opto Technology Co. Ltd.[b]	8,000	6,216
Universal Cement Corp.	14,000	8,124
UPC Technology Corp.	12,000	6,203
USI Corp.	10,000	7,153
Visual Photonics Epitaxy Co. Ltd.	6,000	6,943
Wah Lee Industrial Corp.	6,000	8,284
Waterland Financial Holdings Co. Ltd.	26,000	8,714
Wei Chuan Foods Corp.	6,000	11,105
Weikeng Industrial Co. Ltd.	10,000	6,820
Win Semiconductors Corp.	6,000	6,493
Winbond Electronics Corp.[b]	42,000	9,286
Wintek Corp.[b]	20,000	8,137
Wisdom Marine Lines Co. Ltd.	2,600	3,407
Wistron NeWeb Corp.	4,000	6,196
WT Microelectronics Co. Ltd.	6,000	6,513
Yageo Corp.[b]	26,000	8,714
YC INOX Co. Ltd.	12,000	6,443
Yem Chio Co. Ltd.	14,432	11,118
YFY Inc.	16,000	7,817
Yieh Phui Enterprise Co. Ltd.	20,200	5,995
YungShin Global Holding Corp.	2,000	2,951
Yungtay Engineering Co. Ltd.	4,000	9,671
Zinwell Corp.	8,000	6,936

		1,160,815
THAILAND — 4.39%
Amata Corp. PCL NVDR	11,000	5,939
AP (Thailand) PCL NVDR	23,400	4,373
Bangkok Chain Hospital PCL NVDR	26,000	5,732

Security	Shares	Value

Bangkok Expressway PCL NVDR	6,800	$7,930
Bangkok Land PCL NVDR	120,000	5,597
Bumrungrad Hospital PCL NVDR	4,600	11,941
Cal-Comp Electronics (Thailand) PCL NVDR	68,800	6,199
Central Plaza Hotel PCL NVDR	9,600	9,278
Delta Electronics (Thailand) PCL NVDR	8,000	11,438
Dynasty Ceramic PCL NVDR	3,800	7,163
Esso (Thailand) PCL NVDR	18,000	3,997
Hana Microelectronics PCL NVDR	9,400	6,097
Hemaraj Land and Development PCL NVDR	63,200	6,663
Italian-Thai Development PCL NVDR[b]	26,200	3,934
Jasmine International PCL NVDR	52,000	13,789
Khon Kaen Sugar Industry PCL NVDR	15,400	6,298
Kiatnakin Bank PCL NVDR	4,600	6,320
LPN Development PCL NVDR	11,200	7,622
Major Cineplex Group PCL NVDR	11,000	7,415
Natural Park PCL NVDR[b]	1,146,000	3,295
Pruksa Real Estate PCL NVDR	11,200	6,727
Quality Houses PCL NVDR	46,200	4,015
Samart Corp. PCL NVDR	7,000	4,227
Samart Telcoms PCL NVDR	7,000	3,712
Siam Global House PCL NVDR	7,800	5,034
Sino-Thai Engineering & Construction PCL NVDR	14,400	8,879
Sri Trang Agro-Industry PCL NVDR	5,600	2,183
STP & I PCL NVDR	2,000	4,824
Supalai PCL NVDR	10,400	5,150
Thai Airways International PCL NVDR	9,200	6,672
Thai Tap Water Supply PCL NVDR	25,200	8,695
Thai Vegetable Oil PCL NVDR	7,400	4,421
Thaicom PCL NVDR	6,000	5,895
Thanachart Capital PCL NVDR	7,000	7,492
Thoresen Thai Agencies PCL NVDR[b]	11,440	5,592
TISCO Financial Group PCL NVDR	5,280	6,410
Univentures PCL NVDR	12,200	3,060
WHA Corp. PCL NVDR	2,800	4,495

		238,503

TOTAL COMMON STOCKS
(Cost: $5,559,977)		5,398,971

CONSOLIDATED SCHEDULES OF INVESTMENTS	31

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA EX JAPAN SMALL-CAP ETF

July 31, 2013

Security	Shares	Value

RIGHTS — 0.00%

THAILAND — 0.00%
Italian-Thai Development PLC NVDR[b]	4,165	$226

		226

TOTAL RIGHTS
(Cost: $0)		226

WARRANTS — 0.02%

MALAYSIA — 0.01%
Hartalega Holdings Bhd (Expires 05/29/15)[b]	540	416

		416
THAILAND — 0.01%
Bangkok Land PCL NVDR (Expires 07/02/18)[b]	40,404	465

		465

TOTAL WARRANTS
(Cost: $0)		881

SHORT-TERM INVESTMENTS — 7.10%

MONEY MARKET FUNDS — 7.10%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[d,e,f]	357,671	357,671
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	22,903	22,903
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	5,397	5,397

		385,971

TOTAL SHORT-TERM INVESTMENTS
(Cost: $385,971)		385,971

TOTAL INVESTMENTS IN SECURITIES — 106.44%
(Cost: $5,945,948)		5,786,049
Other Assets, Less Liabilities — (6.44)%		(350,196)

NET ASSETS — 100.00%		$5,435,853

NVDR  —  Non-Voting Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to consolidated financial statements.

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI ALL COUNTRY ASIA INFORMATION TECHNOLOGY ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 97.64%

CHINA — 7.40%
GCL-Poly Energy Holdings Ltd.[a]	51,000	$13,021
Kingboard Chemical Holdings Co. Ltd.	3,400	7,479
Lenovo Group Ltd.[b]	36,000	32,819
Tencent Holdings Ltd.	5,400	244,956
ZTE Corp. Class Ha,b	3,000	5,214

		303,489
HONG KONG — 0.91%
AAC Technologies Holdings Inc.	4,500	20,947
ASM Pacific Technology Ltd.	1,500	16,305

		37,252
INDIA — 5.70%
HCL Technologies Ltd.	1,002	15,450
Infosys Ltd.	2,433	118,825
Tata Consultancy Services Ltd.	2,601	77,660
Wipro Ltd.	3,027	21,804

		233,739
JAPAN — 32.74%
Advantest Corp.	900	11,722
Brother Industries Ltd.	1,200	13,299
Canon Inc.	6,000	184,536
Citizen Holdings Co. Ltd.	1,800	10,267
Dena Co. Ltd.	600	11,353
FUJIFILM Holdings Corp.	2,400	52,536
Fujitsu Ltd.	9,000	34,406
Gree Inc.[b]	600	4,844
GungHo Online Entertainment Inc.[a,b]	30	24,401
Hamamatsu Photonics K.K.	300	10,386
Hitachi High-Technologies Corp.	300	6,533
Hitachi Ltd.	27,000	180,631
Hoya Corp.	2,400	51,585
IBIDEN Co. Ltd.	600	8,931
Keyence Corp.	300	97,606
Konami Corp.	600	13,250
Konica Minolta Holdings Inc.	3,000	24,493
Kyocera Corp.	900	91,048
Murata Manufacturing Co. Ltd.	1,200	82,233
NEC Corp.	15,000	33,857
Nexon Co. Ltd.	600	7,558
Nintendo Co. Ltd.	600	75,766
Nippon Electric Glass Co. Ltd.	3,000	16,074
Nomura Research Institute Ltd.	600	19,582
NTT Data Corp.	6	21,473

Security	Shares	Value

Omron Corp.	1,200	$37,029
Oracle Corp. Japan	300	11,652
Ricoh Co. Ltd.	3,000	33,613
Rohm Co. Ltd.	600	23,120
Sumco Corp.	900	7,915
TDK Corp.	600	21,565
Tokyo Electron Ltd.	900	40,857
Trend Micro Inc.	600	19,887
Yahoo! Japan Corp.	81	42,989
Yokogawa Electric Corp.	1,200	15,495

		1,342,492
SOUTH KOREA — 22.20%
LG Display Co. Ltd.[a]	1,290	31,979
LG Innotek Co. Ltd.[a]	63	5,131
NCsoft Corp.	87	13,204
NHN Corp.	213	55,647
Samsung Electro-Mechanics Co. Ltd.	330	23,735
Samsung Electronics Co. Ltd.	594	676,788
Samsung SDI Co. Ltd.	183	26,552
SK C&C Co. Ltd.	117	10,571
SK Hynix Inc.[a]	2,760	66,824

		910,431
TAIWAN — 28.69%
Acer Inc.[a]	15,000	11,080
Advanced Semiconductor Engineering Inc.	36,000	29,533
Advantech Co. Ltd.	3,000	14,507
ASUSTeK Computer Inc.	3,000	26,212
AU Optronics Corp.[a]	54,000	19,089
Catcher Technology Co. Ltd.	3,000	13,006
Chicony Electronics Co. Ltd.	3,030	7,255
Clevo Co.	3,000	5,583
Compal Electronics Inc.	24,000	16,647
Delta Electronics Inc.	9,000	43,670
Epistar Corp.	6,000	10,004
Foxconn Technology Co. Ltd.	6,000	14,907
Hon Hai Precision Industry Co. Ltd.	54,000	140,103
HTC Corp.	3,000	15,957
Innolux Corp.[a]	42,428	18,818
Inventec Corp.	21,000	15,827
Lite-On Technology Corp.	12,000	20,409
MediaTek Inc.	6,000	72,032
Novatek Microelectronics Corp. Ltd.	3,000	13,256
Pegatron Corp.[a]	12,000	17,728
Powertech Technology Inc.	6,000	11,505

CONSOLIDATED SCHEDULES OF INVESTMENTS	33

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA INFORMATION TECHNOLOGY ETF

July 31, 2013

Security	Shares	Value

Quanta Computer Inc.	15,000	$34,916
Radiant Opto-Electronics Corp.	3,090	9,697
Realtek Semiconductor Corp.	6,000	14,366
Siliconware Precision Industries Co. Ltd.	18,000	20,919
Simplo Technology Co. Ltd.	3,000	13,206
Synnex Technology International Corp.	9,000	11,315
Taiwan Semiconductor Manufacturing Co. Ltd.	132,000	451,203
Tripod Technology Corp.	3,000	6,253
Unimicron Technology Corp.	9,000	8,269
United Microelectronics Corp.	75,000	33,390
Vanguard International Semiconductor Corp.	6,000	6,003
Wistron Corp.	12,000	11,445
WPG Holdings Co. Ltd.	9,000	11,210
Zhen Ding Technology Holding Ltd.	3,150	7,101

		1,176,421

TOTAL COMMON STOCKS
(Cost: $3,981,796)		4,003,824

PREFERRED STOCKS — 1.97%

SOUTH KOREA — 1.97%
Samsung Electronics Co. Ltd.	111	80,724

		80,724

TOTAL PREFERRED STOCKS
(Cost: $80,746)		80,724

SHORT-TERM INVESTMENTS — 1.56%

MONEY MARKET FUNDS — 1.56%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[c,d,e]	56,832	56,832
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	3,639	3,639
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	3,592	3,592

		64,063

TOTAL SHORT-TERM INVESTMENTS
(Cost: $64,063)		64,063

Value

TOTAL INVESTMENTS IN SECURITIES — 101.17%
(Cost: $4,126,605)	$4,148,611
Other Assets, Less Liabilities — (1.17)%	(47,937)

NET ASSETS — 100.00%	$4,100,674

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to consolidated financial statements.

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2013

	iShares MSCI All Country Asia ex Japan ETF	iShares MSCI All Country Asia ex Japan Small-Cap ETF	iShares MSCI All Country Asia Information Technology ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,333,674,648	$5,559,977	$4,062,542
Affiliated (Note 2)	90,267,716	385,971	64,063

Total cost of investments	$2,423,942,364	$5,945,948	$4,126,605

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,344,794,654	$5,400,078	$4,084,548
Affiliated (Note 2)	90,267,716	385,971	64,063

Total fair value of investments	2,435,062,370	5,786,049	4,148,611
Foreign currency, at value[b]	1,604,556	9,185	1,452
Cash	66,741	33	—
Receivables:
Investment securities sold	74	1,387	—
Dividends and interest	5,755,260	24,243	13,525

Total Assets	2,442,489,001	5,820,897	4,163,588

LIABILITIES
Payables:
Investment securities purchased	39,682	955	—
Collateral for securities on loan (Note 5)	79,468,589	380,574	60,471
Foreign taxes (Note 1)	25,364	43	18
Investment advisory fees (Note 2)	1,356,953	3,472	2,425

Total Liabilities	80,890,588	385,044	62,914

NET ASSETS	$2,361,598,413	$5,435,853	$4,100,674

Net assets consist of:
Paid-in capital	$2,581,904,680	$5,924,131	$4,173,282
Undistributed net investment income	4,075,731	7,027	23,221
Accumulated net realized loss	(235,480,031)	(335,289)	(117,786)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	11,098,033	(160,016)	21,957

NET ASSETS	$2,361,598,413	$5,435,853	$4,100,674

Shares outstanding[c]	42,000,000	100,000	150,000

Net asset value per share	$56.23	$54.36	$27.34

[a]	Securities on loan with values of $74,465,325, $336,035 and $56,339, respectively. See Note 5.
[b]	Cost of foreign currency: $1,608,750, $9,238 and $1,454, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	35

Consolidated Statements of Operations

iSHARES® TRUST

Year ended July 31, 2013

	iShares MSCI All Country Asia ex Japan ETF	iShares MSCI All Country Asia ex Japan Small-Cap ETF	iShares MSCI All Country Asia Information Technology ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$55,235,611	$145,796	$63,122
Interest — unaffiliated	19	—	—
Interest — affiliated (Note 2)	1,383	7	2
Securities lending income — affiliated (Note 2)	1,353,632	7,312	1,123

Total investment income	56,590,645	153,115	64,247

EXPENSES
Investment advisory fees (Note 2)	15,279,728	36,271	21,776
Mauritius income taxes (Note 1)	84,445	—	—
Commitment fees (Note 7)	7,079	16	6
Interest expense (Note 7)	2,933	—	—

Total expenses	15,374,185	36,287	21,782

Net investment income	41,216,460	116,828	42,465

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(58,264,650)	(250,736)	(105,808)
In-kind redemptions — unaffiliated	32,651,227	(113,648)	(250,137)
Foreign currency transactions	(497,274)	2,899	(237)

Net realized loss	(26,110,697)	(361,485)	(356,182)

Net change in unrealized appreciation/depreciation on:
Investments	80,048,944	623,031	404,895
Translation of assets and liabilities in foreign currencies	(36,688)	(252)	(198)

Net change in unrealized appreciation/depreciation	80,012,256	622,779	404,697

Net realized and unrealized gain	53,901,559	261,294	48,515

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$95,118,019	$378,122	$90,980

[a]	Net of foreign withholding tax of $5,718,324, $17,601 and $11,099, respectively.

See notes to consolidated financial statements.

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI All Country Asia ex Japan ETF		iShares MSCI All Country Asia ex Japan Small-Cap ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Period from February 2, 2012[a] to July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$41,216,460	$36,227,202	$116,828	$142,933
Net realized loss	(26,110,697)	(79,448,649)	(361,485)	(47,434)
Net change in unrealized appreciation/depreciation	80,012,256	(202,208,582)	622,779	(782,795)

Net increase (decrease) in net assets resulting from operations	95,118,019	(245,430,029)	378,122	(687,296)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(40,550,631)	(31,967,073)	(279,681)	(77,769)

Total distributions to shareholders	(40,550,631)	(31,967,073)	(279,681)	(77,769)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	804,283,432	1,015,039,527	2,855,264	11,241,517
Cost of shares redeemed	(323,692,793)	(771,482,759)	(7,994,304)	—

Net increase (decrease) in net assets from capital share transactions	480,590,639	243,556,768	(5,139,040)	11,241,517

INCREASE (DECREASE) IN NET ASSETS	535,158,027	(33,840,334)	(5,040,599)	10,476,452

NET ASSETS
Beginning of period	1,826,440,386	1,860,280,720	10,476,452	—

End of period	$2,361,598,413	$1,826,440,386	$5,435,853	$10,476,452

Undistributed net investment income included in net assets at end of period	$4,075,731	$3,474,333	$7,027	$79,760

SHARES ISSUED AND REDEEMED
Shares sold	13,400,000	19,100,000	50,000	200,000
Shares redeemed	(5,600,000)	(14,800,000)	(150,000)	—

Net increase (decrease) in shares outstanding	7,800,000	4,300,000	(100,000)	200,000

[a]	Commencement of operations.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	37

Consolidated Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI All Country Asia Information Technology ETF
	Year ended July 31, 2013	Period from February 8, 2012[a] to July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$42,465	$39,497
Net realized loss	(356,182)	(11,957)
Net change in unrealized appreciation/depreciation	404,697	(382,740)

Net increase (decrease) in net assets resulting from operations	90,980	(355,200)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(53,873)	(4,652)

Total distributions to shareholders	(53,873)	(4,652)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,752,161	5,389,917
Cost of shares redeemed	(3,718,659)	—

Net increase (decrease) in net assets from capital share transactions	(966,498)	5,389,917

INCREASE (DECREASE) IN NET ASSETS	(929,391)	5,030,065

NET ASSETS
Beginning of period	5,030,065	—

End of period	$4,100,674	$5,030,065

Undistributed net investment income included in net assets at end of period	$23,221	$32,903

SHARES ISSUED AND REDEEMED
Shares sold	100,000	200,000
Shares redeemed	(150,000)	—

Net increase (decrease) in shares outstanding	(50,000)	200,000

[a]	Commencement of operations.

See notes to consolidated financial statements.

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI All Country Asia ex Japan ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Period from Aug. 13, 2008[a] to Jul. 31, 2009
Net asset value, beginning of period	$53.40	$62.22	$55.95	$50.02	$49.77

Income from investment operations:
Net investment income[b]	1.04	0.97	1.09	0.84	0.98
Net realized and unrealized gain (loss)[c]	2.85	(8.89)	6.45	5.95	(0.47)

Total from investment operations	3.89	(7.92)	7.54	6.79	0.51

Less distributions from:
Net investment income	(1.06)	(0.90)	(1.27)	(0.86)	(0.26)

Total distributions	(1.06)	(0.90)	(1.27)	(0.86)	(0.26)

Net asset value, end of period	$56.23	$53.40	$62.22	$55.95	$50.02

Total return	7.28%	(12.63)%	13.53%	13.63%	1.17%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,361,598	$1,826,440	$1,860,281	$2,025,439	$1,045,347
Ratio of expenses to average net assets[e,f]	0.67%	0.69%	0.66%	0.68%	0.71%
Ratio of expenses to average net assets prior to waived fees[e,f]	n/a	n/a	0.67%	0.69%	0.72%
Ratio of net investment income to average net assets[e]	1.80%	1.82%	1.77%	1.55%	2.71%
Portfolio turnover rate[g]	13%	26%	41%	3%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Ratios for the periods ended July 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the year ended July 31, 2013 was 7%. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	39

Consolidated Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI All Country Asia ex Japan Small-Cap ETF

	Year ended Jul. 31, 2013	Period from Feb. 2, 2012[a] to Jul. 31, 2012
Net asset value, beginning of period	$52.38	$56.14

Income from investment operations:
Net investment income[b]	1.35	0.71
Net realized and unrealized gain (loss)[c]	5.86	(4.08)

Total from investment operations	7.21	(3.37)

Less distributions from:
Net investment income	(5.23)	(0.39)

Total distributions	(5.23)	(0.39)

Net asset value, end of period	$54.36	$52.38

Total return	13.93%	(6.00)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,436	$10,476
Ratio of expenses to average net assets[e]	0.75%	0.75%
Ratio of net investment income to average net assets[e]	2.42%	2.65%
Portfolio turnover rate[f]	45%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended July 31, 2013 and the period ended July 31, 2012 were 19% and 5%, respectively. See Note 4.

See notes to consolidated financial statements.

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI All Country Asia Information Technology ETF

	Year ended Jul. 31, 2013	Period from Feb. 8, 2012[a] to Jul. 31, 2012
Net asset value, beginning of period	$25.15	$26.93

Income from investment operations:
Net investment income[b]	0.37	0.20
Net realized and unrealized gain (loss)[c]	2.85	(1.96)

Total from investment operations	3.22	(1.76)

Less distributions from:
Net investment income	(1.03)	(0.02)

Total distributions	(1.03)	(0.02)

Net asset value, end of period	$27.34	$25.15

Total return	12.84%	(6.52)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,101	$5,030
Ratio of expenses to average net assets[e]	0.69%	0.69%
Ratio of net investment income to average net assets[e]	1.35%	1.56%
Portfolio turnover rate[f]	58%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended July 31, 2013 and the period ended July 31, 2012 were 7% and 1%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	41

Notes to Consolidated Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares MSCI ETF	Former Name [a]	Diversification Classification
All Country Asia ex Japan	iShares MSCI All Country Asia ex Japan Index Fund	Diversified
All Country Asia ex Japan Small-Cap	iShares MSCI All Country Asia ex Japan Small Cap Index Fund	Diversified
All Country Asia Information Technology	iShares MSCI All Country Asia Information Technology Index Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (each, a “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of each Fund also serves as the investment adviser to each Subsidiary. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for each Fund include the accounts of its Subsidiary.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	43

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective consolidated schedule of investments.

iShares MSCI ETF and Investment Type	Investments
	Level 1	Level 2		Level 3	Total
All Country Asia ex Japan
Assets:
Common Stocks	$2,314,213,410	$12,187,913		$—	$2,326,401,323
Preferred Stocks	18,393,331	—		—	18,393,331
Rights	—	0	[a]	—	0	[a]
Money Market Funds	90,267,716	—		—	90,267,716

	$2,422,874,457	$12,187,913		$—	$2,435,062,370

All Country Asia ex Japan Small-Cap
Assets:
Common Stocks	$5,389,658	$6,127		$3,186	$5,398,971
Rights	—	226		—	226
Warrants	881	—		—	881
Money Market Funds	385,971	—		—	385,971

	$5,776,510	$6,353		$3,186	$5,786,049

All Country Asia Information Technology
Assets:
Common Stocks	$3,948,177	$55,647		$—	$4,003,824
Preferred Stocks	80,724	—		—	80,724
Money Market Funds	64,063	—		—	64,063

	$4,092,964	$55,647		$—	$4,148,611

[a]	Rounds to less than $0.01.

The iShares MSCI All Country Asia Information Technology ETF had transfers from Level 1 to Level 2 during the year ended July 31, 2013 in the amount of $55,647, resulting from a temporary suspension of trading due to a pending corporate action.

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their consolidated statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of July 31, 2013, if any, are disclosed in the Funds’ consolidated statements of assets and liabilities.

Each Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”). In order to be eligible to claim benefits under the DTAA, each Subsidiary must satisfy certain conditions, including the establishment and maintenance of valid tax residence in Mauritius. Each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Funds and are disclosed in the consolidated statements of operations. Further, each Subsidiary is not subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by a Subsidiary to its Fund will also be exempt from tax in Mauritius. The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA.

As a result of legislative changes enacted by the 2012 India Finance Act (“the Act”) and its general anti-avoidance rules (“GAAR”), which are effective April 1, 2013 but have been proposed to be deferred until April 1, 2016, the Subsidiaries’ ability to leverage the treaty between Mauritius and India may be adversely impacted, and therefore the Funds may be subject to taxes on capital gains and/or dividends realized on Indian securities. The Act also includes provisions that impose Indian tax on the transfer of shares of an Indian company. However, until more definitive guidance on the legislative changes is available, the impact to the Funds, if any, cannot be determined at this time.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	45

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares MSCI All Country Asia ex Japan ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion
0.56	Over $42 billion, up to and including $56 billion
0.50	Over $56 billion, up to and including $70 billion
0.45	Over $70 billion, up to and including $84 billion
0.40	Over $84 billion

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI All Country Asia ex Japan ETF through June 30, 2014 in an amount equal to the investment advisory fees payable on the amount of the Fund’s investment in other iShares funds. The Fund did not hold any iShares funds during the year ended July 31, 2013.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares MSCI ETF	Investment Advisory Fee
All Country Asia ex Japan Small-Cap	0.75%
All Country Asia Information Technology	0.69

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended July 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iShares MSCI ETF	Securities Lending Agent Fees
All Country Asia ex Japan	$728,879
All Country Asia ex Japan Small-Cap	3,938
All Country Asia Information Technology	605

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	47

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the consolidated statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The iShares MSCI All Country Asia ex Japan ETF, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2013 were as follows:

iShares MSCI ETF	Purchases	Sales
All Country Asia ex Japan	$537,579,837	$305,369,618
All Country Asia ex Japan Small-Cap	2,294,056	5,303,463
All Country Asia Information Technology	1,934,242	2,496,648

In-kind transactions (see Note 4) for the year ended July 31, 2013 were as follows:

iShares MSCI ETF	In-kind Purchases	In-kind Sales
All Country Asia ex Japan	$400,360,023	$161,242,990
All Country Asia ex Japan Small-Cap	1,444,735	3,688,849
All Country Asia Information Technology	1,050,598	1,461,709

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the consolidated statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of July 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of July 31, 2013 and the value of the related collateral are disclosed in the consolidated statements of assets and liabilities. Securities lending income, as disclosed in the consolidated statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares MSCI ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
All Country Asia ex Japan	$30,626,145	$(64,431)	$(30,561,714)
All Country Asia ex Japan Small-Cap	(178,346)	90,120	88,226
All Country Asia Information Technology	(250,137)	1,726	248,411

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	49

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 was as follows:

iShares MSCI ETF	2013	2012
All Country Asia ex Japan
Ordinary income	$40,550,631	$31,967,073

All Country Asia ex Japan-Small Cap
Ordinary income	$279,681	$77,769

All Country Asia Information Technology
Ordinary income	$53,873	$4,652

As of July 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares MSCI ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
All Country Asia ex Japan	$6,115,211	$(141,364,026)	$(41,745,739)	$(43,311,713)	$(220,306,267)
All Country Asia ex Japan Small-Cap	43,004	(332,201)	(199,081)	—	(488,278)
All Country Asia Information Technology	34,084	(89,268)	(16,888)	(536)	(72,608)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2014.

As of July 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares MSCI ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
All Country Asia ex Japan	$133,219,551	$114,780	$5,230,616	$2,799,079	$141,364,026
All Country Asia ex Japan Small-Cap	332,201	—	—	—	332,201
All Country Asia Information Technology	89,268	—	—	—	89,268

[a]	Must be utililized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares MSCI ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
All Country Asia ex Japan	$2,476,786,136	$252,045,171	$(293,768,937)	$(41,723,766)
All Country Asia ex Japan Small-Cap	5,985,013	511,044	(710,008)	(198,964)
All Country Asia Information Technology	4,165,450	304,422	(321,261)	(16,839)

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

Management has reviewed the tax positions as of July 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ consolidated financial statements.

7.	LINE OF CREDIT

The Funds, along with certain other iShares funds, are parties to a $125 million credit agreement with State Street Bank and Trust Company, which expires October 30, 2013. The credit agreement was established to facilitate the funding of purchases of securities in India. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local Indian securities.

For the year ended July 31, 2013, the iShares MSCI All Country ex Japan ETF’s maximum amount borrowed, the average borrowings and the average interest rate under the credit agreement were $6,300,000, $241,154 and 1.20% respectively.

The iShares MSCI All Country Asia ex Japan Small-Cap ETF and the iShares MSCI All Country Asia Information Technology ETF did not borrow under the credit agreement during the year ended July 31, 2013.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	51

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of the iShares MSCI All Country Asia ex Japan ETF, iShares MSCI All Country Asia ex Japan Small-Cap ETF and iShares MSCI All Country Asia Information Technology ETF and their subsidiaries (the “Funds”), at July 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 20, 2013

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended July 31, 2013, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares MSCI ETF	Foreign Source Income Earned	Foreign Taxes Paid
All Country Asia ex Japan	$60,953,935	$5,620,283
All Country Asia ex Japan Small-Cap	163,397	16,539
All Country Asia Information Technology	74,221	11,099

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2013:

iShares MSCI ETF	Qualified Dividend Income
All Country Asia ex Japan	$30,009,477
All Country Asia ex Japan Small-Cap	31,957
All Country Asia Information Technology	30,020

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	53

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares MSCI All Country Asia ex Japan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the of supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, including adding “at cost” funds, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in its respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c)

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI All Country Asia ex Japan Small-Cap ETF and iShares MSCI All Country Asia Information Technology ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the of supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, including adding “at cost” funds, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	57

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	59

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares MSCI ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
All Country Asia ex Japan	$1.015294	$—	$0.041666	$1.056960	96%	—%	4%	100%
All Country Asia ex Japan Small-Cap	4.957016	—	0.270000	5.227016	95	—	5	100
All Country Asia Information Technology	1.014393	—	0.013333	1.027726	99	—	1	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	61

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI All Country Asia ex Japan ETF

Period Covered: October 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	1	0.08%
Greater than 5.0% and Less than 5.5%	2	0.17
Greater than 4.5% and Less than 5.0%	1	0.08
Greater than 4.0% and Less than 4.5%	3	0.25
Greater than 3.5% and Less than 4.0%	4	0.34
Greater than 3.0% and Less than 3.5%	6	0.50
Greater than 2.5% and Less than 3.0%	6	0.50
Greater than 2.0% and Less than 2.5%	17	1.43
Greater than 1.5% and Less than 2.0%	44	3.69
Greater than 1.0% and Less than 1.5%	67	5.62
Greater than 0.5% and Less than 1.0%	190	15.94
Between 0.5% and –0.5%	606	50.76
Less than –0.5% and Greater than –1.0%	127	10.65
Less than –1.0% and Greater than –1.5%	62	5.20
Less than –1.5% and Greater than –2.0%	27	2.27
Less than –2.0% and Greater than –2.5%	8	0.67
Less than –2.5% and Greater than –3.0%	5	0.42
Less than –3.0% and Greater than –3.5%	8	0.67
Less than –3.5% and Greater than –4.0%	4	0.34
Less than –4.0% and Greater than –4.5%	4	0.34
Less than –4.5%	1	0.08

	1,193	100.00%

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI All Country Asia ex Japan Small-Cap ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.32%
Greater than 3.5% and Less than 4.0%	1	0.32
Greater than 3.0% and Less than 3.5%	1	0.32
Greater than 2.5% and Less than 3.0%	4	1.28
Greater than 2.0% and Less than 2.5%	11	3.53
Greater than 1.5% and Less than 2.0%	30	9.62
Greater than 1.0% and Less than 1.5%	44	14.10
Greater than 0.5% and Less than 1.0%	56	17.95
Between 0.5% and –0.5%	134	42.95
Less than –0.5% and Greater than –1.0%	19	6.09
Less than –1.0% and Greater than –1.5%	9	2.88
Less than –1.5% and Greater than –2.0%	2	0.64

	312	100.00%

iShares MSCI All Country Asia Information Technology ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	2	0.64%
Greater than 3.0% and Less than 3.5%	2	0.64
Greater than 2.5% and Less than 3.0%	10	3.21
Greater than 2.0% and Less than 2.5%	19	6.09
Greater than 1.5% and Less than 2.0%	56	17.95
Greater than 1.0% and Less than 1.5%	74	23.72
Greater than 0.5% and Less than 1.0%	61	19.55
Between 0.5% and –0.5%	72	23.08
Less than –0.5% and Greater than –1.0%	7	2.24
Less than –1.0% and Greater than –1.5%	6	1.92
Less than –1.5% and Greater than –2.0%	1	0.32
Less than –2.0% and Greater than –2.5%	1	0.32
Less than –2.5%	1	0.32

	312	100.00%

SUPPLEMENTAL INFORMATION	63

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 299 Funds (as of July 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	65

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	67

Notes:

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	69

Notes:

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI, Inc. nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-77-0713

JULY 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares China Large-Cap ETF | FXI | NYSE Arca
➢	iShares FTSE China ETF | FCHI | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

ASIA MARKET OVERVIEW

Investors in Asia were confronted with a slowing Chinese economy and an awakened Japanese economy during the 12-month period ended July 31, 2013 (the “reporting period”).

China reported that its gross domestic product (“GDP”) grew at an annual rate of 7.5% in the second quarter of 2013, down from 7.7% in the first quarter of 2013 — putting 2013 on pace to experience the slowest annual economic growth since 1990. In addition, the country’s total debt has reached $17 trillion, more than 200% of its GDP, up 50% from four years ago. Yet other data showed that China is still a formidable economic force, as it reported that iron ore imports surged to a new high in July 2013. Iron ore is a component of steel, which is needed for the country’s still massive infrastructure projects.

China’s slowing economy has significant implications for the entire Asian region. Trade between China and the rest of Asia had skyrocketed in the past 15 years, powered not only by China’s growth but also by a 2010 free-trade agreement between China and the Association of Southeast Asian Nations which lowered trade barriers.

Until recently, China’s strong demand for commodities drove Southeast Asia’s largest economy, Indonesia, which exported much of its natural resources including iron ore, coal, tin, rubber and cocoa to China. However, in the second quarter of 2013, Indonesia’s GDP advanced at an annual rate of 5.8%, the slowest rate since 2008. In Thailand, exports shrank more than 5% in May 2013 from a year earlier due to a contraction in global and Chinese demand for such items as rubber and computer parts. Meanwhile, Taiwan’s second quarter GDP expanded at an annualized rate of 2.4% after contracting 2.8% in the first quarter of 2013. This performance was far short of the 5% plus GDP that Taiwan has enjoyed in recent decades.

During the reporting period, currencies such as the Malaysian ringgit, Philippine peso, Thai baht, Indonesia rupiah and the Indian rupee declined against the U.S. dollar. On the other hand, South Korea, which is a net-commodity importer, has benefited from weaker Chinese demand because commodity prices have come down. In particular, South Korea’s economy has outperformed expectations, as a rise in consumer spending as well as government stimulus offset weak exports.

Government officials in emerging markets throughout the world are closely watching the actions of the U.S. Federal Reserve Bank (the “Fed”). The Fed has kept interest rates low during the past five years, although it has hinted that the era of “easy money” may be over as the U.S. economy strengthens. However, the head of South Korea’s central bank warned that a move by the Fed to change direction and tighten the money supply would be a major risk for emerging economies. Bank of Korea Governor Choongsoo Kim pointed to 1994, when a series of Fed interest rate hikes triggered a sell-off in emerging markets.

Japan’s central bank began a program in early 2013 to purchase $70 billion in government bonds to stimulate the Japanese economy, which had been in a deflationary spiral for about 20 years. Japan’s economy grew at an annual rate of 3.6% in the second quarter of 2013, down slightly from 4.1% in the first quarter of 2013. Concurrently, the yen declined in value by 20%, boosting Japanese exports, generally to the detriment of other countries in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CHINA LARGE-CAP ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.01%	3.08%	4.20%	3.01%	3.08%	4.20%
5 Years	(3.32)%	(3.11)%	(2.38)%	(15.54)%	(14.60)%	(11.36)%
Since Inception	9.77%	9.69%	10.49%	127.51%	126.06%	141.11%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/5/04. The first day of secondary market trading was 10/8/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$855.00	$3.36	$1,000.00	$1,021.20	$3.66	0.73%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CHINA LARGE-CAP ETF

The iShares China Large-Cap ETF (the “Fund”), formerly the iShares FTSE China 25 Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE China 25 Index (the “Index”). The Index is designed to represent the performance of 25 of the largest and most liquid companies in the Chinese equity market that are available to international investors. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 3.01%, net of fees, while the total return for the Index was 4.20%.

China’s economy has slowed from an annual increase in GDP of about 10% enjoyed during the 2000s to a current rate of about 7.5% in the second quarter of 2013. Business surveys show that manufacturing activity is advancing, but just barely. The official manufacturing purchasing managers index ticked up to 50.3 in July 2013, up from 50.1 in June (a number above 50 indicates improving conditions). But another survey by global bank HSBC that focuses more on small business showed a final level of 47.7 in July 2013.

At the same time, business lending has softened. Chinese banks made 633 billion yuan ($103 billion) of new loans in July 2013, down from 861 billion yuan ($141 billion) in June. Meanwhile, average lending rates were 4.2% in July 2013, up from an average of about 3.3% during the first half of 2013. In 2009, Chinese banks lent as much as 1.9 trillion yuan in a given month.

Meanwhile, inflation in China was picking up in 2013, led by significantly higher food prices. The agricultural wholesale index, representing the food portion of consumer inflation, rose 6% in July 2013 compared with the July 2012. In addition, real estate prices continued to rise rapidly. Home prices in 100 Chinese cities rose nearly 8% in July 2013 versus July 2012.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Financial	52.54%
Communications	24.93
Energy	17.19
Consumer Cyclical	3.31
Industrial	1.55
Short-Term and Other Net Assets	0.48

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

China Mobile Ltd.	10.55%
China Construction Bank Corp. Class H	9.24
Tencent Holdings Ltd.	7.94
Industrial and Commercial Bank of China Ltd. Class H	7.81
Bank of China Ltd. Class H	5.95
PetroChina Co. Ltd. Class H	4.26
China Overseas Land & Investment Ltd.	4.18
CNOOC Ltd.	4.17
China Petroleum & Chemical Corp. Class H	4.09
China Life Insurance Co. Ltd. Class H	3.79

TOTAL	61.98%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® FTSE CHINA ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.55%	6.62%	7.66%	6.55%	6.62%	7.66%
5 Years	(0.47)%	(0.32)%	0.68%	(2.35)%	(1.60)%	3.47%
Since Inception	(0.21)%	(0.36)%	0.93%	(1.09)%	(1.82)%	4.84%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/24/08. The first day of secondary market trading was 6/25/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$879.40	$3.40	$1,000.00	$1,021.20	$3.66	0.73%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE CHINA ETF

The iShares FTSE China ETF (the “Fund”), formerly the iShares FTSE China (HK Listed) Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE China (HK Listed) Index (the “Index”). The Index is designed to track the performance of the large- and mid-capitalization companies in the Chinese equity market that are available to international investors. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 6.55%, net of fees, while the total return for the Index was 7.66%.

China’s economy has slowed from an annual increase in GDP of about 10% enjoyed during the 2000s to a current rate of about 7.5% in the second quarter of 2013. Business surveys show that manufacturing activity is advancing, but just barely. The official manufacturing purchasing managers index ticked up to 50.3 in July 2013, up from 50.1 in June (a number above 50 indicates improving conditions). But another survey by global bank HSBC that focuses more on small business showed a final level of 47.7 in July 2013.

At the same time, business lending has softened. Chinese banks made 633 billion yuan ($103 billion) of new loans in July 2013, down from 861 billion yuan ($141 billion) in June. Meanwhile, average lending rates were 4.2% in July 2013, up from an average of about 3.3% during the first half of 2013. In 2009, Chinese banks lent as much as 1.9 trillion yuan in a given month.

Meanwhile, inflation in China was picking up in 2013, led by significantly higher food prices. The agricultural wholesale index, representing the food portion of consumer inflation, rose 6% in July 2013 compared with the July 2012. In addition, real estate prices continued to rise rapidly. Home prices in 100 Chinese cities rose nearly 8% in July 2013 versus July 2012.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Financial	41.59%
Communications	18.36
Energy	16.57
Consumer Cyclical	6.98
Industrial	5.14
Consumer Non-Cyclical	3.56
Utilities	3.41
Basic Materials	2.28
Technology	0.99
Diversified	0.63
Short-Term and Other Net Assets	0.49

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

China Mobile Ltd.	8.84%
China Construction Bank Corp. Class H	8.67
Industrial and Commercial Bank of China Ltd. Class H	7.61
Tencent Holdings Ltd.	6.71
Bank of China Ltd. Class H	5.08
CNOOC Ltd.	4.69
PetroChina Co. Ltd. Class H	3.99
China Petroleum & Chemical Corp. Class H	3.05
China Life Insurance Co. Ltd. Class H	2.89
Ping An Insurance (Group) Co. of China Ltd. Class H	1.99

TOTAL	53.52%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2013 and held through July 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CHINA LARGE-CAP ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.52%

BANKS — 35.58%
Agricultural Bank of China Ltd. Class H	458,722,000	$185,728,185
Bank of China Ltd. Class H	729,195,000	305,580,502
Bank of Communications Co. Ltd. Class H	181,328,200	118,074,285
China CITIC Bank Corp. Ltd. Class H	170,909,000	79,114,845
China Construction Bank Corp. Class H	635,880,320	474,736,415
China Merchants Bank Co. Ltd. Class H	88,054,075	148,055,876
China Minsheng Banking Corp. Ltd. Class Ha	114,493,500	115,743,202
Industrial and Commercial Bank of China Ltd. Class H	609,819,995	401,024,064

		1,828,057,374
BUILDING MATERIALS — 1.55%
Anhui Conch Cement Co. Ltd. Class Ha	26,923,000	79,671,820

		79,671,820
COAL — 4.68%
China Coal Energy Co. Class H	92,471,000	49,363,335
China Shenhua Energy Co. Ltd. Class H	66,205,500	191,223,246

		240,586,581
DIVERSIFIED FINANCIAL SERVICES — 0.73%
CITIC Securities Co. Ltd. Class H	19,904,000	37,419,371

		37,419,371
INSURANCE — 12.05%
China Life Insurance Co. Ltd. Class H	81,280,000	194,937,430
China Pacific Insurance (Group) Co. Ltd. Class H	49,994,400	167,285,123
PICC Property and Casualty Co. Ltd. Class H	67,400,000	75,088,294
Ping An Insurance (Group) Co. of China Ltd. Class H	28,108,000	181,941,705

		619,252,552

Security	Shares	Value

INTERNET — 7.94%
Tencent Holdings Ltd.	8,993,900	$407,983,395

		407,983,395
OIL & GAS — 12.51%
China Petroleum & Chemical Corp. Class H	282,102,600	209,885,047
CNOOC Ltd.	118,551,000	214,008,910
PetroChina Co. Ltd. Class H	186,928,000	218,615,145

		642,509,102
REAL ESTATE — 4.18%
China Overseas Land & Investment Ltd.[a]	74,504,000	214,711,702

		214,711,702
RETAIL — 3.31%
Belle International Holdings Ltd.	117,850,000	170,194,769

		170,194,769
TELECOMMUNICATIONS — 16.99%
China Mobile Ltd.	50,953,000	542,028,729
China Telecom Corp. Ltd. Class H	364,480,000	181,879,296
China Unicom (Hong Kong) Ltd.	101,322,000	148,677,282

		872,585,307

TOTAL COMMON STOCKS
(Cost: $5,878,140,815)		5,112,971,973

SHORT-TERM INVESTMENTS — 2.27%

MONEY MARKET FUNDS — 2.27%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[b,c,d]	108,667,328	108,667,328
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[b,c,d]	6,958,418	6,958,418
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	891,135	891,135

		116,516,881

TOTAL SHORT-TERM INVESTMENTS
(Cost: $116,516,881)		116,516,881

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® CHINA LARGE-CAP ETF

July 31, 2013

Value
TOTAL INVESTMENTS IN SECURITIES — 101.79%
(Cost: $5,994,657,696)	$5,229,488,854
Other Assets, Less Liabilities — (1.79)%	(91,746,255)

NET ASSETS — 100.00%	$5,137,742,599

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE CHINA ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.51%

AGRICULTURE — 0.16%
China Agri-Industries Holdings Ltd.	90,300	$41,917

		41,917
AIRLINES — 0.37%
Air China Ltd. Class H	72,000	48,740
China Eastern Airlines Corp. Ltd. Class Ha	72,000	22,096
China Southern Airlines Co. Ltd. Class H	73,000	27,015

		97,851
APPAREL — 0.19%
Shenzhou International Group Holdings Ltd.	18,000	50,945

		50,945
AUTO MANUFACTURERS — 3.00%
Brilliance China Automotive Holdings Ltd.[a]	120,000	143,436
BYD Co. Ltd. Class Ha,b	24,000	93,922
Dongfeng Motor Group Co. Ltd. Class H	120,000	160,921
Geely Automobile Holdings Ltd.	180,000	75,200
Great Wall Motor Co. Ltd. Class H	45,000	210,049
Guangzhou Automobile Group Co. Ltd. Class H	96,415	93,613
Sinotruk (Hong Kong) Ltd.[b]	27,000	13,369

		790,510
AUTO PARTS & EQUIPMENT — 0.23%
Weichai Power Co. Ltd. Class H	18,680	61,903

		61,903
BANKS — 26.37%
Agricultural Bank of China Ltd. Class H	984,000	398,404
Bank of China Ltd. Class H	3,198,000	1,340,171
Bank of Communications Co. Ltd. Class H	348,500	226,930
China CITIC Bank Corp. Ltd. Class H	324,200	150,074
China Construction Bank Corp. Class H	3,060,680	2,285,047
China Merchants Bank Co. Ltd. Class H	165,148	277,683
China Minsheng Banking Corp. Ltd. Class H	216,000	218,358

Security	Shares	Value

Chongqing Rural Commercial Bank Co. Ltd. Class H	120,000	$49,050
Industrial and Commercial Bank of China Ltd. Class H	3,048,795	2,004,920

		6,950,637
BEVERAGES — 0.35%
Tsingtao Brewery Co. Ltd. Class H	12,000	91,679

		91,679
BUILDING MATERIALS — 1.28%
Anhui Conch Cement Co. Ltd. Class H	51,000	150,922
BBMG Corp. Class H	51,000	32,092
China National Building Material Co. Ltd. Class H	120,000	108,312
China Resources Cement Holdings Ltd.	84,000	45,491

		336,817
CHEMICALS — 0.62%
China BlueChemical Ltd. Class H	84,000	38,776
Kingboard Chemical Holdings Co. Ltd.	29,100	64,013
Sinofert Holdings Ltd.	72,000	11,233
Sinopec Shanghai Petrochemical Co. Ltd. Class Ha	96,000	29,585
Sinopec Yizheng Chemical Fibre Co. Ltd. Class Ha,b	72,000	19,868

		163,475
COAL — 2.15%
China Coal Energy Co. Class H	174,000	92,886
China Shenhua Energy Co. Ltd. Class H	144,000	415,919
Yanzhou Coal Mining Co. Ltd. Class Hb	84,000	57,839

		566,644
COMMERCIAL SERVICES — 0.68%
Anhui Expressway Co. Ltd. Class H	24,000	10,800
Jiangsu Expressway Co. Ltd. Class H	48,000	49,886
Shenzhen Expressway Co. Ltd. Class H	36,000	12,115
Shenzhen International Holdings Ltd.	360,000	46,420
Sichuan Expressway Co. Ltd. Class H	36,000	8,820
Zhejiang Expressway Co. Ltd. Class H	60,000	50,984

		179,025

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® FTSE CHINA ETF

July 31, 2013

Security	Shares	Value

COMPUTERS — 0.87%
Lenovo Group Ltd.	252,000	$229,730

		229,730
DIVERSIFIED FINANCIAL SERVICES — 1.42%
China Everbright Ltd.[b]	36,000	50,969
China Galaxy Securities Co. Ltd. Class Ha	45,000	26,401
CITIC Securities Co. Ltd. Class H	42,000	78,960
COSCO Pacific Ltd.	72,000	101,194
Far East Horizon Ltd.	66,000	42,977
Haitong Securities Co. Ltd. Class H	57,600	74,197

		374,698
ELECTRIC — 1.59%
China Resources Power Holdings Co. Ltd.	85,600	199,338
Datang International Power Generation Co. Ltd. Class H	120,000	54,156
Huadian Power International Corp. Ltd. Class H	60,000	27,852
Huaneng Power International Inc. Class H	132,000	137,866

		419,212
ELECTRICAL COMPONENTS & EQUIPMENT — 0.36%
Dongfang Electric Corp. Ltd. Class Hb	15,600	21,684
Harbin Electric Co. Ltd. Class H	24,000	14,762
Xinjiang Goldwind Science & Technology Co. Ltd. Class H	19,200	10,769
Zhuzhou CSR Times Electric Co. Ltd. Class H	18,000	47,696

		94,911
ELECTRONICS — 0.06%
Kingboard Laminates Holdings Ltd.[b]	42,000	16,788

		16,788
ENERGY — ALTERNATE SOURCES — 0.76%
China Longyuan Power Group Corp. Ltd. Class H	102,000	107,453
GCL-Poly Energy Holdings Ltd.[a,b]	366,000	93,443

		200,896
ENGINEERING & CONSTRUCTION — 1.82%
Beijing Capital International Airport Co. Ltd. Class H	60,000	37,213
China Communications Construction Co. Ltd. Class H	186,000	142,222

Security	Shares	Value

China Railway Construction Corp. Ltd. Class H	78,000	$79,354
China Railway Group Ltd. Class H	162,000	87,106
China State Construction International Holdings Ltd.	72,000	114,749
Metallurgical Corp. of China Ltd. Class Ha,b	114,000	20,139

		480,783
ENVIRONMENTAL CONTROL — 0.02%
Tianjin Capital Environmental Protection Group Co. Ltd. Class H	12,000	4,719

		4,719
FOOD — 0.26%
China Foods Ltd.	36,000	14,158
China Yurun Food Group Ltd.[a]	60,000	42,010
Lianhua Supermarket Holdings Co. Ltd. Class H	24,600	11,546

		67,714
FOREST PRODUCTS & PAPER — 0.33%
Lee & Man Paper Manufacturing Ltd.	60,000	39,070
Nine Dragons Paper (Holdings) Ltd.	66,000	41,785
Shandong Chenming Paper Holdings Ltd. Class H	15,000	5,745

		86,600
GAS — 1.52%
Beijing Enterprises Holdings Ltd.[b]	21,000	140,400
China Resources Gas Group Ltd.	24,000	59,974
ENN Energy Holdings Ltd.	36,000	199,372

		399,746
HEALTH CARE — PRODUCTS — 1.51%
Hengan International Group Co. Ltd.	30,000	329,579
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	72,000	68,051

		397,630
HOLDING COMPANIES — DIVERSIFIED — 0.63%
China Merchants Holdings (International) Co. Ltd.[b]	48,000	150,090
CITIC Resources Holdings Ltd.[a]	108,800	14,871

		164,961
HOME FURNISHINGS — 0.21%
Haier Electronics Group Co. Ltd.	30,000	54,079

		54,079

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE CHINA ETF

July 31, 2013

Security	Shares	Value

INSURANCE — 7.31%
China Life Insurance Co. Ltd. Class H	318,000	$762,674
China Pacific Insurance (Group) Co. Ltd. Class H	94,800	317,208
China Taiping Insurance Holdings Co. Ltd.[a]	34,800	48,372
New China Life Insurance Co. Ltd. Class H	24,600	66,137
People’s Insurance Co. Group of China Ltd. Class Hb	162,000	72,693
PICC Property and Casualty Co. Ltd. Class H	121,200	135,025
Ping An Insurance (Group) Co. of China Ltd. Class H	81,000	524,309

		1,926,418
INTERNET — 6.71%
Tencent Holdings Ltd.	39,000	1,769,127

		1,769,127
IRON & STEEL — 0.40%
Angang Steel Co. Ltd. Class Ha	48,000	26,614
CITIC Pacific Ltd.[b]	54,000	58,628
Maanshan Iron & Steel Co. Ltd. Class Ha	84,000	19,929

		105,171
MACHINERY — 0.61%
China National Materials Co. Ltd. Class Hb	54,000	11,071
CSR Corp Ltd. Class H	78,000	51,998
Sany Heavy Equipment International Holdings Co. Ltd.[b]	42,000	12,348
Shanghai Electric Group Co. Ltd. Class H	132,000	44,423
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class Hb	57,700	41,366

		161,206
MANUFACTURING — 0.32%
China International Marine Containers (Group) Co. Ltd. Class H	25,200	40,942
Fosun International Ltd.[b]	57,000	43,217

		84,159
METAL FABRICATE & HARDWARE — 0.07%
China Zhongwang Holdings Ltd.[a]	60,000	17,175

		17,175

Security	Shares	Value

MINING — 0.93%
Aluminum Corp. of China Ltd. Class Ha,b	168,000	$51,773
China Molybdenum Co. Ltd. Class H	60,000	22,823
Jiangxi Copper Co. Ltd. Class H	54,000	91,075
Zhaojin Mining Industry Co. Ltd. Class H	39,000	26,150
Zijin Mining Group Co. Ltd. Class Hb	253,000	54,154

		245,975
OIL & GAS — 12.40%
China Petroleum & Chemical Corp. Class H	1,080,000	803,523
CNOOC Ltd.	684,000	1,234,760
Kunlun Energy Co. Ltd.	120,000	176,704
PetroChina Co. Ltd. Class H	900,000	1,052,564

		3,267,551
OIL & GAS SERVICES — 0.75%
China Oilfield Services Ltd. Class H	60,000	135,081
Sinopec Engineering Group Co. Ltd.[a]	48,000	63,254

		198,335
PHARMACEUTICALS — 0.60%
Guangzhou Pharmaceutical Co. Ltd. Class Ha	12,000	45,955
Sinopharm Group Co. Ltd. Class H	40,800	111,531

		157,486
PIPELINES — 0.51%
China Gas Holdings Ltd.	120,000	135,700

		135,700
REAL ESTATE — 6.49%
Agile Property Holdings Ltd.	48,000	50,443
Beijing North Star Co. Ltd. Class H	36,000	7,984
China Overseas Land & Investment Ltd.	169,040	487,153
China Resources Land Ltd.	84,000	230,705
Country Garden Holdings Co. Ltd.	156,000	88,104
Evergrande Real Estate Group Ltd.[a,b]	210,000	83,401
Franshion Properties (China) Ltd.	156,000	49,886
Greentown China Holdings Ltd.	33,000	65,529
Guangzhou R&F Properties Co. Ltd. Class H	40,800	63,446
Hopson Development Holdings Ltd.[a]	24,000	28,068
KWG Property Holdings Ltd.	48,000	27,542

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® FTSE CHINA ETF

July 31, 2013

Security	Shares	Value

Longfor Properties Co. Ltd.	45,000	$68,817
Poly Property Group Co. Ltd.	78,000	42,342
Renhe Commercial Holdings Co. Ltd.[a]	444,000	26,335
Shanghai Industrial Holdings Ltd.	18,000	55,936
Shenzhen Investment Ltd.[b]	84,000	30,977
Shimao Property Holdings Ltd.	60,000	126,416
Sino-Ocean Land Holdings Ltd.	135,000	69,107
SOHO China Ltd.[b]	69,000	56,497
Yuexiu Property Co. Ltd.	205,800	52,012

		1,710,700
RETAIL — 2.98%
Anta Sports Products Ltd.[b]	36,000	40,664
Belle International Holdings Ltd.	222,000	320,604
Bosideng International Holdings Ltd.[b]	120,000	24,912
China Dongxiang (Group) Co. Ltd.[b]	114,000	20,285
China Resources Enterprise Ltd.[b]	48,000	148,233
Golden Eagle Retail Group Ltd.	24,000	35,279
GOME Electrical Appliances Holdings Ltd.[a]	486,000	48,880
Li Ning Co. Ltd.[a,b]	42,000	25,995
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	24,600	51,133
Wumart Stores Inc. Class H	24,000	44,872
Zhongsheng Group Holdings Ltd.	24,000	24,881

		785,738
SHIPBUILDING — 0.05%
Guangzhou Shipyard International Co. Ltd. Class H	14,600	12,124

		12,124
SOFTWARE — 0.12%
Travelsky Technology Ltd. Class H	42,000	32,764

		32,764
TELECOMMUNICATIONS — 11.65%
China Communications Services Corp. Ltd. Class H	109,200	70,966
China Mobile Ltd.	219,000	2,329,682
China Telecom Corp. Ltd. Class H	684,000	341,323
China Unicom (Hong Kong) Ltd.	192,128	281,924
ZTE Corp. Class Ha,b	26,432	45,943

		3,069,838
TRANSPORTATION — 0.55%
China COSCO Holdings Co. Ltd. Class Ha,b	105,000	43,325

Security	Shares	Value

China Shipping Container Lines Co. Ltd. Class Ha,b	150,000	$36,362
China Shipping Development Co. Ltd. Class Ha	60,000	26,150
Guangshen Railway Co. Ltd. Class H	60,000	26,614
Sinotrans Ltd. Class H	66,000	12,425

		144,876
WATER — 0.30%
Guangdong Investment Ltd.[b]	96,000	77,737

		77,737

TOTAL COMMON STOCKS		26,225,950
(Cost: $27,354,381)

SHORT-TERM INVESTMENTS — 4.87%

MONEY MARKET FUNDS — 4.87%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[c,d,e]	1,193,792	1,193,792
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	76,444	76,444
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	13,068	13,068

		1,283,304

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,283,304)		1,283,304

TOTAL INVESTMENTS IN SECURITIES — 104.38% (Cost: $28,637,685)		27,509,254
Other Assets, Less Liabilities — (4.38)%		(1,153,545)

NET ASSETS — 100.00%		$26,355,709

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2013

	iShares China Large-Cap ETF	iShares FTSE China ETF

ASSETS
Investments, at cost:
Unaffiliated	$5,878,140,815	$27,354,381
Affiliated (Note 2)	116,516,881	1,283,304

Total cost of investments	$5,994,657,696	$28,637,685

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$5,112,971,973	$26,225,950
Affiliated (Note 2)	116,516,881	1,283,304

Total fair value of investments	5,229,488,854	27,509,254
Foreign currency, at value[b]	17,754,801	76,350
Receivables:
Dividends and interest	15,560,865	77,120

Total Assets	5,262,804,520	27,662,724

LIABILITIES
Payables:
Investment securities purchased	6,035,947	19,415
Collateral for securities on loan (Note 5)	115,625,746	1,270,236
Capital shares redeemed	189,811	—
Investment advisory fees (Note 2)	3,210,417	17,364

Total Liabilities	125,061,921	1,307,015

NET ASSETS	$5,137,742,599	$26,355,709

Net assets consist of:
Paid-in capital	$7,343,315,002	$29,970,925
Undistributed net investment income	11,429,410	56,084
Accumulated net realized loss	(1,451,841,265)	(2,542,919)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(765,160,548)	(1,128,381)

NET ASSETS	$5,137,742,599	$26,355,709

Shares outstanding[c]	149,100,000	600,000

Net asset value per share	$34.46	$43.93

[a]	Securities on loan with values of $106,590,875 and $1,163,765, respectively. See Note 5.
[b]	Cost of foreign currency: $17,751,438 and $76,334, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2013

	iShares China Large-Cap ETF	iShares FTSE China ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$197,081,988	$984,386
Interest — affiliated (Note 2)	1,780	8
Securities lending income — affiliated (Note 2)	2,125,107	31,195

Total investment income	199,208,875	1,015,589

EXPENSES
Investment advisory fees (Note 2)	46,804,457	233,205

Total expenses	46,804,457	233,205

Net investment income	152,404,418	782,384

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(550,459,174)	(562,082)
In-kind redemptions — unaffiliated	132,937,289	149,526
Foreign currency transactions	(721,337)	(2,956)

Net realized loss	(418,243,222)	(415,512)

Net change in unrealized appreciation/depreciation on:
Investments	213,951,235	1,400,884
Translation of assets and liabilities in foreign currencies	5,885	6

Net change in unrealized appreciation/depreciation	213,957,120	1,400,890

Net realized and unrealized gain (loss)	(204,286,102)	985,378

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(51,881,684)	$1,767,762

[a]	Net of foreign withholding tax of $20,977,146 and $93,974, respectively.

See notes to financial statements.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares China Large-Cap ETF		iShares FTSE China ETF
	Year ended July 31, 2013	Year ended July 31, 2012	Year ended July 31, 2013	Year ended July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$152,404,418	$147,223,751	$782,384	$810,181
Net realized gain (loss)	(418,243,222)	(316,045,886)	(415,512)	1,915,907
Net change in unrealized appreciation/depreciation	213,957,120	(967,413,933)	1,400,890	(9,323,512)

Net increase (decrease) in net assets resulting from operations	(51,881,684)	(1,136,236,068)	1,767,762	(6,597,424)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(149,860,608)	(137,354,089)	(772,468)	(759,236)

Total distributions to shareholders	(149,860,608)	(137,354,089)	(772,468)	(759,236)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,495,309,416	2,439,263,640	—	—
Cost of shares redeemed	(3,824,101,574)	(3,264,709,877)	(4,267,427)	(17,955,779)

Net increase (decrease) in net assets from capital share transactions	671,207,842	(825,446,237)	(4,267,427)	(17,955,779)

INCREASE (DECREASE) IN NET ASSETS	469,465,550	(2,099,036,394)	(3,272,133)	(25,312,439)

NET ASSETS
Beginning of year	4,668,277,049	6,767,313,443	29,627,842	54,940,281

End of year	$5,137,742,599	$4,668,277,049	$26,355,709	$29,627,842

Undistributed net investment income included in net assets at end of year	$11,429,410	$9,606,937	$56,084	$49,124

SHARES ISSUED AND REDEEMED
Shares sold	118,650,000	68,700,000	—	—
Shares redeemed	(105,150,000)	(93,750,000)	(100,000)	(400,000)

Net increase (decrease) in shares outstanding	13,500,000	(25,050,000)	(100,000)	(400,000)

See notes to financial statements.

FINANCIAL STATEMENTS	19

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares China Large-Cap ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009
Net asset value, beginning of year	$34.43	$42.12	$40.98	$42.14	$45.48

Income from investment operations:
Net investment income[a]	0.88	0.89	0.66	0.58	0.75
Net realized and unrealized gain (loss)[b]	0.08	(7.65)	1.33	(1.06)	(3.56)

Total from investment operations	0.96	(6.76)	1.99	(0.48)	(2.81)

Less distributions from:
Net investment income	(0.93)	(0.93)	(0.85)	(0.68)	(0.53)

Total distributions	(0.93)	(0.93)	(0.85)	(0.68)	(0.53)

Net asset value, end of year	$34.46	$34.43	$42.12	$40.98	$42.14

Total return	3.01%	(16.02)%	4.93%	(1.16)%	(5.86)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$5,137,743	$4,668,277	$6,767,313	$8,199,691	$11,300,670
Ratio of expenses to average net assets	0.73%	0.74%	0.72%	0.72%	0.73%
Ratio of net investment income to average net assets	2.38%	2.46%	1.53%	1.39%	2.33%
Portfolio turnover rate[c]	31%	21%	23%	23%	44%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE China ETF
	Year ended Jul. 31, 2013	Year ended Jul. 31, 2012	Year ended Jul. 31, 2011	Year ended Jul. 31, 2010	Year ended Jul. 31, 2009
Net asset value, beginning of year	$42.33	$49.95	$47.93	$47.46	$49.64

Income from investment operations:
Net investment income[a]	1.12	0.97	0.85	0.79	1.11
Net realized and unrealized gain (loss)[b]	1.58	(7.57)	2.27	0.35	(2.81)

Total from investment operations	2.70	(6.60)	3.12	1.14	(1.70)

Less distributions from:
Net investment income	(1.10)	(1.02)	(1.10)	(0.67)	(0.48)

Total distributions	(1.10)	(1.02)	(1.10)	(0.67)	(0.48)

Net asset value, end of year	$43.93	$42.33	$49.95	$47.93	$47.46

Total return	6.55%	(13.18)%	6.55%	2.41%	(3.26)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$26,356	$29,628	$54,940	$57,515	$42,712
Ratio of expenses to average net assets	0.73%	0.74%	0.72%	0.72%	0.72%
Ratio of net investment income to average net assets	2.46%	2.24%	1.65%	1.65%	2.96%
Portfolio turnover rate[c]	19%	6%	8%	18%	24%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name[a]	Diversification Classification
China Large-Cap	iShares FTSE China 25 Index Fund	Non-diversified
FTSE China	iShares FTSE China (HK Listed) Index Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of July 31, 2013, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of July 31, 2013, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Funds, BFA is entitled to an annual investment advisory fee based on the Funds’ allocable portion of the aggregate of the average daily net assets of the Funds and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $6 billion
0.67	Over $6 billion, up to and including $12 billion
0.60	Over $12 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended July 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iShares ETF	Securities Lending Agent Fees
China Large-Cap	$1,144,289
FTSE China	16,797

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2013 were as follows:

iShares ETF	Purchases	Sales
China Large-Cap	$2,113,486,711	$1,982,484,316
FTSE China	6,086,872	6,198,319

In-kind transactions (see Note 4) for the year ended July 31, 2013 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
China Large-Cap	$4,317,682,729	$3,786,509,690
FTSE China	—	4,177,763

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of July 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of July 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013, attributable to foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
China Large-Cap	$(118,597,771)	$(721,337)	$119,319,108
FTSE China	(63,619)	(2,956)	66,575

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 was as follows:

iShares ETF	2013	2012
China Large-Cap
Ordinary income	$149,860,608	$137,354,089

FTSE China
Ordinary income	$772,468	$759,236

As of July 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
China Large-Cap	$11,429,410	$(966,442,513)	$(908,128,614)	$(342,430,686)	$(2,205,572,403)
FTSE China	61,082	(1,425,237)	(1,803,171)	(447,890)	(3,615,216)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2014.

As of July 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2014	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
China Large-Cap	$558,956,226	$3,332,711	$451,243	$58,367,595	$185,123,529	$160,211,209	$966,442,513
FTSE China	503,124	—	—	50,180	361,254	510,679	1,425,237

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
China Large-Cap	$6,137,625,762	$106,874,592	$(1,015,011,500)	$(908,136,908)
FTSE China	29,312,475	2,303,211	(4,106,432)	(1,803,221)

Management has reviewed the tax positions as of July 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares China Large-Cap ETF and iShares FTSE China ETF (the “Funds”), at July 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 20, 2013

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended July 31, 2013, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
China Large-Cap	$218,059,134	$20,939,048
FTSE China	1,078,360	93,947

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2013:

iShares ETF	Qualified Dividend Income
China Large-Cap	$170,799,656
FTSE China	866,415

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	31

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the of supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c)

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	35

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
China Large-Cap	$0.920925	$—	$0.004122	$0.925047	100%	—%	0%[a]	100%
FTSE China	1.103525	—	—	1.103525	100	—	—	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares China Large-Cap ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	12	0.87%
Greater than 5.5% and Less than 6.0%	3	0.22
Greater than 5.0% and Less than 5.5%	3	0.22
Greater than 4.5% and Less than 5.0%	3	0.22
Greater than 4.0% and Less than 4.5%	5	0.36
Greater than 3.5% and Less than 4.0%	12	0.87
Greater than 3.0% and Less than 3.5%	18	1.30
Greater than 2.5% and Less than 3.0%	22	1.59
Greater than 2.0% and Less than 2.5%	42	3.04
Greater than 1.5% and Less than 2.0%	54	3.91
Greater than 1.0% and Less than 1.5%	102	7.38
Greater than 0.5% and Less than 1.0%	201	14.54
Between 0.5% and –0.5%	488	35.30
Less than –0.5% and Greater than –1.0%	159	11.50
Less than –1.0% and Greater than –1.5%	97	7.02
Less than –1.5% and Greater than –2.0%	51	3.69
Less than –2.0% and Greater than –2.5%	34	2.46
Less than –2.5% and Greater than –3.0%	20	1.45
Less than –3.0% and Greater than –3.5%	20	1.45
Less than –3.5% and Greater than –4.0%	9	0.65
Less than –4.0% and Greater than –4.5%	6	0.44
Less than –4.5% and Greater than –5.0%	4	0.29
Less than –5.0% and Greater than –5.5%	4	0.29
Less than –5.5% and Greater than –6.0%	1	0.07
Less than –6.0%	12	0.87

	1,382	100.00%

SUPPLEMENTAL INFORMATION	37

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE China ETF

Period Covered: July 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	12	0.95%
Greater than 5.0% and Less than 5.5%	3	0.24
Greater than 4.5% and Less than 5.0%	8	0.64
Greater than 4.0% and Less than 4.5%	6	0.48
Greater than 3.5% and Less than 4.0%	9	0.72
Greater than 3.0% and Less than 3.5%	15	1.19
Greater than 2.5% and Less than 3.0%	29	2.31
Greater than 2.0% and Less than 2.5%	35	2.78
Greater than 1.5% and Less than 2.0%	41	3.26
Greater than 1.0% and Less than 1.5%	86	6.84
Greater than 0.5% and Less than 1.0%	146	11.61
Between 0.5% and –0.5%	503	40.01
Less than –0.5% and Greater than –1.0%	161	12.81
Less than –1.0% and Greater than –1.5%	76	6.05
Less than –1.5% and Greater than –2.0%	52	4.14
Less than –2.0% and Greater than –2.5%	26	2.07
Less than –2.5% and Greater than –3.0%	17	1.35
Less than –3.0% and Greater than –3.5%	12	0.95
Less than –3.5% and Greater than –4.0%	1	0.08
Less than –4.0% and Greater than –4.5%	4	0.32
Less than –4.5% and Greater than –5.0%	2	0.16
Less than –5.0% and Greater than –5.5%	3	0.24
Less than –5.5% and Greater than –6.0%	3	0.24
Less than –6.0%	7	0.56

	1,257	100.00%

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 299 Funds (as of July 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	39

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	41

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited (“FTSE”), nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474 2737.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-78-0713

JULY 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares MSCI EAFE Minimum Volatility ETF | EFAV | NYSE Arca
➢	iShares MSCI USA Minimum Volatility ETF | USMV | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global stocks advanced by more than 20% for the 12-month period ended July 31, 2013 (the “reporting period”). Nearly all of the gains in global equity markets occurred during the six-month period between mid-November 2012 and mid-May 2013, when a number of concerns and uncertainties were alleviated or temporarily resolved, leading to greater investor confidence.

Global equity markets were volatile early in the reporting period as uncertain outcomes in the U.S. presidential election and the “fiscal cliff” (the expiration of certain federal tax cuts and the implementation of automatic U.S. government spending reductions set to take place in early 2013) weighed on investor confidence. In addition, concerns about the lingering European sovereign debt crisis and a broad deceleration in global economic activity contributed to the volatility in stock markets worldwide. The end result was a modest gain for global stocks from the beginning of the reporting period through mid-November 2012.

Market conditions changed in late 2012 and early 2013. The U.S. presidential election in November 2012 maintained the status quo, and the fiscal cliff was temporarily resolved in early 2013. Meanwhile, global economic conditions improved as central banks around the world took more aggressive actions to stimulate economic growth. Most notably, central banks in the U.S. and U.K. increased their quantitative easing activity, while the Bank of Japan introduced quantitative easing measures for the first time. These developments contributed to a sharp rally in global equity markets from mid-November 2012 through mid-May 2013.

Global stocks resumed their volatility during the last two months of the reporting period. In mid-May, the U.S. Federal Reserve Bank (the “Fed”) signaled that it may taper its quantitative easing measures before the end of 2013, and global equity markets responded by declining sharply throughout late May and June. Promising economic news in Europe and Japan helped global stocks recover somewhat in July.

Among developed markets, U.S. stocks gained nearly 25% for the reporting period. Signs of better economic growth — including the lowest unemployment rate (7.4%) since December 2008, evidence of a burgeoning recovery in the housing market, and an inflation rate of 2% — provided a lift to the U.S. equity market.

European equity markets returned more than 26% for the reporting period. In September, the European Central Bank pledged to protect the euro and support bond markets in the euro zone, and these actions helped restore confidence in the region’s financial markets. In addition, economic conditions began to improve toward the end of the reporting period, further aiding Europe’s equity markets. The best-performing markets in the region included Spain, Finland and France.

Stocks of developed markets in the Asia/Pacific region returned approximately 19% for the reporting period. Japan was the leading performer in this region; excluding Japan, stocks in the Asia/Pacific region returned less than 9% for the reporting period. In early 2013, the Bank of Japan’s newly appointed governor took meaningful steps to revive the stagnant Japanese economy by implementing aggressive quantitative easing measures, and the country’s stock market rallied in response to these efforts.

Emerging markets stocks underperformed during the reporting period, gaining just 2%. Slowing growth in many developing economies — most notably China, Brazil and India — contributed to the weakness in emerging markets stocks. Emerging markets in Asia held up best during the reporting period, while markets in Latin America declined the most.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE MINIMUM VOLATILITY ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.39%	15.67%	15.60%	15.39%	15.67%	15.60%
Since Inception	11.95%	12.26%	12.05%	22.34%	22.95%	22.52%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,056.30	$1.02	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE MINIMUM VOLATILITY ETF

The iShares MSCI EAFE Minimum Volatility ETF (the “Fund”), formerly the iShares MSCI EAFE Minimum Volatility Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE® Minimum Volatility Index (the “Index”). The Index measures the performance of international equity securities that in aggregate have lower volatility. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 15.39%, net of fees, while the total return for the Index was 15.60%.

International stocks, as represented by the Index, delivered double-digit gains for the reporting period. Although headwinds appeared throughout the reporting period, keeping volatility levels high, investors largely focused on the promise of unprecedented central bank intervention.

Equity market performance in the euro zone overall was solid for the reporting period. Most major markets achieved strong double-digit gains, although some of the gains were trimmed late in the period as some euro zone countries struggled with recession.

Japan, which represented an average weight of 26% of the Index, delivered solid returns for the reporting period. Since the newly appointed governor of the Bank of Japan initiated a massive stimulus program, gross domestic product (“GDP”) growth and unemployment levels have improved. A declining yen helped export levels, although export growth fell short of expectations.

The United Kingdom, which accounted for 28% of the Index on average, delivered modest gains for the reporting period. The country’s GDP growth turned positive in the first two quarters of 2013, as the service sector, along with manufacturing and construction levels, improved and housing prices rebounded.

Representing 5% of the Index on average, Australia gained modestly for the reporting period. The country struggled with recession, as the mining-driven economy was hurt by the economic slowdown in China.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Consumer Non-Cyclical	34.86%
Financial	19.09
Communications	14.71
Consumer Cyclical	8.64
Utilities	7.83
Industrial	6.76
Basic Materials	3.79
Energy	2.31
Technology	1.27
Diversified	0.26
Short-Term and Other Net Assets	0.48

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Swisscom AG Registered (Switzerland)	1.54%
Vodafone Group PLC (United Kingdom)	1.52
Nestle SA Registered (Switzerland)	1.51
AstraZeneca PLC (United Kingdom)	1.51
Reckitt Benckiser Group PLC (United Kingdom)	1.50
GlaxoSmithKline PLC (United Kingdom)	1.49
Novartis AG Registered (Switzerland)	1.48
SSE PLC (United Kingdom)	1.46
Roche Holding AG Genusschein (Switzerland)	1.46
National Grid PLC (United Kingdom)	1.46

TOTAL	14.93%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI USA MINIMUM VOLATILITY ETF

Performance as of July 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.08%	17.11%	17.34%	17.08%	17.11%	17.34%
Since Inception	19.55%	19.59%	19.74%	37.57%	37.65%	37.93%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,117.00	$0.79	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA MINIMUM VOLATILITY ETF

The iShares MSCI USA Minimum Volatility ETF (the “Fund”), formerly the iShares MSCI USA Minimum Volatility Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI USA Minimum Volatility Index (the “Index”). The Index measures the performance of equity securities in the top 85% by market capitalization of equity securities listed on stock exchanges in the United States that have in aggregate lower volatility. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2013, the total return for the Fund was 17.08%, net of fees, while the total return for the Index was 17.34%.

The Index delivered relatively steady gains during the reporting period. Stocks with lower volatility characteristics performed relatively well, but trailed the broader stock market. The rally in stocks favored higher-risk equities, as investors speculated on a continuation of the economic recovery and accommodative monetary policy. The Index and the broader market experienced the worst performance during June 2013 when the Fed announced that it may decrease its bond buying activity.

The Index gravitated toward health care and consumer staples stocks, which comprised roughly one-third of the total weight on average. Traditionally, these stocks’ share prices have demonstrated lower volatility than other stocks, while their earnings have also been somewhat more stable than sectors tied to the direction of economic growth. During the reporting period, both sectors also generated solid performance. In particular, health care benefited from solid performance in the pharmaceuticals industry and regulatory clarification resulting from the Supreme Court’s decision to uphold key portions of President Obama’s health care reform plan. Consumer staples stocks also generated solid returns, as lower costs and steady consumer spending helped performance.

On the other end of the spectrum, the telecommunications and utilities sectors posted positive returns, but lagged other sectors in the Index during the reporting period. The low volatility stocks in these sectors did not keep pace because several individual stocks posted negative returns, weighing on the sectors’ performance.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	37.57%
Financial	16.40
Consumer Cyclical	10.69
Utilities	8.28
Technology	6.24
Communications	6.18
Energy	5.90
Industrial	5.77
Basic Materials	2.82
Short-Term and Other Net Assets	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Johnson & Johnson	1.60%
General Mills Inc.	1.59
Paychex Inc.	1.56
Automatic Data Processing Inc.	1.54
PepsiCo Inc.	1.53
TJX Companies Inc. (The)	1.52
Wal-Mart Stores Inc.	1.52
Duke Energy Corp.	1.50
Bristol-Myers Squibb Co.	1.48
Chubb Corp. (The)	1.48

TOTAL	15.32%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2013 and held through July 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE MINIMUM VOLATILITY ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.52%

AUSTRALIA — 6.30%
ASX Ltd.	16,152	$502,998
Aurizon Holdings Ltd.	554,778	2,260,401
CFS Retail Property Trust Group	2,202,606	4,052,295
Commonwealth Bank of Australia	94,009	6,260,978
CSL Ltd.	21,259	1,260,542
Federation Centres	593,838	1,247,080
GPT Group	1,427,580	4,689,126
Stockland Corp. Ltd.	184,842	593,874
Telstra Corp. Ltd.	1,580,544	7,078,113
Transurban Group	506,142	3,079,728
Westfield Group	611,982	6,162,286
Westfield Retail Trust	1,454,040	3,927,834
Woolworths Ltd.	178,164	5,327,645

		46,442,900
BELGIUM — 1.11%
Belgacom SA	186,606	4,565,435
Colruyt SA	64,134	3,651,676

		8,217,111
DENMARK — 2.27%
Coloplast A/S Class B	46,998	2,742,282
Novo Nordisk A/S Class B	26,838	4,531,557
Novozymes A/S Class B	39,816	1,362,304
TDC A/S	600,390	5,244,122
TrygVesta A/S	31,248	2,830,102

		16,710,367
FINLAND — 0.22%
Elisa OYJ	75,852	1,626,629

		1,626,629
FRANCE — 4.48%
Bureau Veritas SA	23,940	709,207
Danone SA	24,948	1,967,756
Dassault Systemes SA	21,798	2,859,136
Essilor International SA	26,586	2,968,917
Eutelsat Communications SA	108,108	3,016,729
Iliad SA	20,286	4,777,236
L’Air Liquide SA	35,532	4,707,737
L’Oreal SA	3,024	505,742
SES SA Class A FDR	226,044	6,633,372
Sodexo	23,184	2,113,690
Total SA	39,438	2,099,947
Unibail-Rodamco SE	2,898	700,933

		33,060,402

Security	Shares	Value

GERMANY — 3.45%
Beiersdorf AG	47,376	$4,373,380
Deutsche Telekom AG Registered	310,629	3,773,264
Fresenius Medical Care AG & Co. KGaA	99,162	6,265,626
Fresenius SE & Co. KGaA	23,184	2,920,869
Linde AG	16,723	3,215,377
QIAGEN NVa	64,386	1,329,019
SAP AG	48,384	3,552,200

		25,429,735
HONG KONG — 7.67%
AIA Group Ltd.	756,000	3,582,430
BOC Hong Kong (Holdings) Ltd.	756,000	2,373,665
Cheung Kong Infrastructure Holdings Ltd.	635,000	4,384,618
CLP Holdings Ltd.[b]	1,060,000	8,788,514
Hang Seng Bank Ltd.	680,400	10,413,905
Hong Kong and China Gas Co. Ltd. (The)[b]	551,350	1,413,326
Link REIT (The)	1,942,000	9,502,975
MTR Corp. Ltd.	1,627,000	6,052,461
Power Assets Holdings Ltd.	850,000	7,633,763
Swire Pacific Ltd. Class A	165,000	1,946,721
Swire Properties Ltd.	176,400	518,599

		56,610,977
IRELAND — 0.30%
Ryanair Holdings PLC SP ADR	42,355	2,182,129

		2,182,129
ISRAEL — 1.59%
Bank Hapoalim BM	728,028	3,489,664
Bezeq The Israel Telecommunication Corp. Ltd.	1,419,526	2,293,041
Mizrahi Tefahot Bank Ltd.[a]	116,290	1,242,106
NICE Systems Ltd.	51,406	1,974,990
Teva Pharmaceutical Industries Ltd.	69,676	2,760,994

		11,760,795
JAPAN — 26.98%
ABC-MART Inc.	35,600	1,599,837
Ajinomoto Co. Inc.	126,000	1,752,509
ANA Holdings Inc.[b]	1,512,000	3,105,323
Asahi Group Holdings Ltd.	35,600	904,523
Astellas Pharma Inc.	50,800	2,711,606
Bank of Kyoto Ltd. (The)	252,000	2,008,724
Bank of Yokohama Ltd. (The)	508,000	2,778,750

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® MSCI EAFE MINIMUM VOLATILITY ETF

July 31, 2013

Security	Shares	Value

Benesse Holdings Inc.	88,900	$3,055,076
Central Japan Railway Co.	6,800	831,030
Chiba Bank Ltd. (The)	889,000	6,137,268
Chugai Pharmaceutical Co. Ltd.	75,600	1,495,013
Chugoku Bank Ltd. (The)	198,000	2,564,709
Daito Trust Construction Co. Ltd.	19,400	1,767,312
East Japan Railway Co.	63,000	5,053,836
Eisai Co. Ltd.	138,600	5,841,055
FamilyMart Co. Ltd.	73,400	3,227,645
Gunma Bank Ltd. (The)	451,000	2,544,914
Hachijuni Bank Ltd. (The)	230,000	1,346,957
Itochu Techno-Solutions Corp.	37,800	1,493,091
Iyo Bank Ltd. (The)	259,000	2,464,786
Japan Airlines Co. Ltd.	73,400	3,880,637
Japan Prime Realty Investment Corp.	356	971,123
Japan Real Estate Investment Corp.	461	4,855,839
Joyo Bank Ltd. (The)	381,000	2,045,326
Kamigumi Co. Ltd.	254,000	2,099,558
Kao Corp.	73,400	2,343,307
KDDI Corp.	23,000	1,265,111
Keikyu Corp.	147,000	1,222,571
Kintetsu Corp.	504,000	2,157,328
Kyowa Hakko Kirin Co. Ltd.	69,000	686,106
Lawson Inc.	70,400	5,497,148
McDonald’s Holdings Co. (Japan) Ltd.	86,000	2,376,575
Mitsubishi Tanabe Pharma Corp.	189,000	2,538,447
Nippon Building Fund Inc.	252	2,733,811
Nippon Telegraph and Telephone Corp.	123,800	6,211,713
Nissin Foods Holdings Co. Ltd.	68,900	2,728,539
Nitori Holdings Co. Ltd.	43,000	3,654,924
NTT DOCOMO Inc.	5,922	9,001,464
Odakyu Electric Railway Co. Ltd.	381,000	3,606,436
Ono Pharmaceutical Co. Ltd.	88,900	5,685,334
Oracle Corp. Japan	10,400	403,925
Oriental Land Co. Ltd.	60,800	9,859,794
Osaka Gas Co. Ltd.	508,000	2,143,460
Otsuka Holdings Co. Ltd.	239,400	7,703,736
PARK24 Co. Ltd.	75,600	1,386,634
Rakuten Inc.	100,800	1,355,888
Rinnai Corp.	12,600	919,811
Sankyo Co. Ltd.	60,800	2,676,671
Sanrio Co. Ltd.	12,600	612,353

Security	Shares	Value

Secom Co. Ltd.	68,500	$3,760,866
Seven Bank Ltd.	730,800	2,697,173
Shimamura Co. Ltd.	25,400	2,902,710
Shizuoka Bank Ltd. (The)	655,000	7,065,782
Suzuken Co. Ltd.	38,100	1,187,296
Takeda Pharmaceutical Co. Ltd.	215,900	9,603,604
Tobu Railway Co. Ltd.	356,000	1,831,488
Toho Gas Co. Ltd.	252,000	1,255,452
Tokyo Gas Co. Ltd.	812,000	4,449,881
TonenGeneral Sekiyu K.K.	126,000	1,214,458
Unicharm Corp.	50,400	2,674,882
USS Co. Ltd.	15,120	1,800,165
West Japan Railway Co.	176,400	7,425,103
Yamato Holdings Co. Ltd.	264,600	5,789,428

		198,965,821
NETHERLANDS — 0.94%
Koninklijke Ahold NV	22,554	370,910
Unilever NV CVA	163,296	6,557,019

		6,927,929
NEW ZEALAND — 0.37%
Auckland International Airport Ltd.	1,081,836	2,712,426

		2,712,426
SINGAPORE — 4.83%
ComfortDelGro Corp. Ltd.[b]	882,000	1,384,670
DBS Group Holdings Ltd.	756,000	9,910,279
Oversea-Chinese Banking Corp. Ltd.	882,000	7,311,056
Singapore Airlines Ltd.[b]	630,000	4,999,647
Singapore Press Holdings Ltd.[b]	22,000	75,811
Singapore Telecommunications Ltd.	1,890,000	5,830,449
StarHub Ltd.[b]	756,000	2,611,091
United Overseas Bank Ltd.	207,000	3,486,966

		35,609,969
SWITZERLAND — 11.82%
Banque Cantonale Vaudoise Registered	3,906	2,009,437
Barry Callebaut AG Registered	2,772	2,677,576
EMS-Chemie Holding AG Registered	3,002	1,048,430
Givaudan SA Registered[a]	6,174	8,565,125
Lindt & Spruengli AG Registered	129	5,857,515
Nestle SA Registered	164,934	11,129,916
Novartis AG Registered	152,208	10,910,028
Partners Group Holding AG	10,310	2,715,231

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE MINIMUM VOLATILITY ETF

July 31, 2013

Security	Shares	Value

Roche Holding AG Genusschein	43,848	$10,759,666
Schindler Holding AG Registered	3,380	469,995
SGS SA Registered	2,498	5,632,363
Swiss Prime Site AG Registered	68,292	5,005,312
Swisscom AG Registered	25,578	11,382,988
Syngenta AG Registered	22,806	9,015,384

		87,178,966
UNITED KINGDOM — 27.19%
Admiral Group PLC	39,881	848,276
Associated British Foods PLC	178,038	5,247,137
AstraZeneca PLC	219,870	11,116,684
Babcock International Group PLC	110,124	1,961,703
BP PLC	523,973	3,610,805
British American Tobacco PLC	119,700	6,362,378
British Sky Broadcasting Group PLC	385,560	4,839,893
Capita PLC	234,990	3,715,755
Centrica PLC	1,509,288	8,946,688
Compass Group PLC	660,492	8,992,021
Diageo PLC	230,076	7,164,488
Experian PLC	32,082	599,705
GlaxoSmithKline PLC	430,542	10,991,856
HSBC Holdings PLC	407,358	4,618,226
Imperial Tobacco Group PLC	106,344	3,556,575
Intertek Group PLC	48,636	2,230,471
J Sainsbury PLC	902,538	5,385,599
Land Securities Group PLC	61,740	888,273
Marks & Spencer Group PLC	327,726	2,392,327
National Grid PLC	899,388	10,724,060
Next PLC	51,473	3,893,978
Pearson PLC	409,500	8,381,102
Reckitt Benckiser Group PLC	155,988	11,065,159
Reed Elsevier PLC	414,414	5,334,031
Rexam PLC	203,112	1,514,389
Royal Dutch Shell PLC Class A	123,102	4,176,751
Royal Dutch Shell PLC Class B	167,454	5,888,482
Sage Group PLC (The)	197,820	1,051,167
Serco Group PLC	330,624	3,142,790
Shire PLC	112,770	4,106,577
SSE PLC	452,088	10,794,859
Tesco PLC	982,674	5,471,972
Unilever PLC	262,584	10,625,032
United Utilities Group PLC	157,122	1,718,647
Vodafone Group PLC	3,744,468	11,211,679

Security	Shares	Value

Wm Morrison Supermarkets PLC	1,826,118	$8,003,692

		200,573,227

TOTAL COMMON STOCKS
(Cost: $708,396,184)		734,009,383

SHORT-TERM INVESTMENTS — 0.63%

MONEY MARKET FUNDS — 0.63%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[c,d,e]	3,605,610	3,605,610
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	230,882	230,882
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	831,744	831,744

		4,668,236

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,668,236)		4,668,236

TOTAL INVESTMENTS IN SECURITIES — 100.15%
(Cost: $713,064,420)		738,677,619
Other Assets, Less Liabilities — (0.15)%		(1,124,394)

NET ASSETS — 100.00%		$737,553,225

FDR  —  Fiduciary Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments

iSHARES® MSCI USA MINIMUM VOLATILITY ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.85%

AEROSPACE & DEFENSE — 1.40%
Lockheed Martin Corp.	270,455	$32,487,055

		32,487,055
AGRICULTURE — 1.70%
Altria Group Inc.	657,400	23,048,444
Reynolds American Inc.	331,272	16,374,775

		39,423,219
BANKS — 0.23%
First Republic Bank	126,332	5,456,279

		5,456,279
BEVERAGES — 2.62%
Coca-Cola Co. (The)	633,190	25,378,255
PepsiCo Inc.	425,949	35,583,780

		60,962,035
BIOTECHNOLOGY — 0.92%
Amgen Inc.	115,977	12,559,149
Celgene Corp.[a]	60,179	8,837,888

		21,397,037
CHEMICALS — 2.11%
Ecolab Inc.	335,657	30,927,436
Praxair Inc.	68,559	8,238,735
Sherwin-Williams Co. (The)	56,555	9,850,184

		49,016,355
COMMERCIAL SERVICES — 5.59%
Automatic Data Processing Inc.	495,509	35,721,244
MasterCard Inc. Class A	28,287	17,272,325
Paychex Inc.	921,121	36,329,012
Total System Services Inc.	482,742	13,231,958
Verisk Analytics Inc. Class Aa	426,935	27,477,537

		130,032,076
COMPUTERS — 2.04%
International Business Machines Corp.	155,606	30,349,394
Synopsys Inc.[a]	459,693	17,027,029

		47,376,423
COSMETICS & PERSONAL CARE — 2.13%
Colgate-Palmolive Co.	279,616	16,740,610
Procter & Gamble Co. (The)	407,153	32,694,386

		49,434,996
DISTRIBUTION & WHOLESALE — 0.26%
Genuine Parts Co.	74,067	6,072,753

		6,072,753

Security	Shares	Value

DIVERSIFIED FINANCIAL SERVICES — 0.88%
Visa Inc. Class A	116,106	$20,551,923

		20,551,923
ELECTRIC — 8.28%
Consolidated Edison Inc.	559,453	33,511,235
Dominion Resources Inc.	389,610	23,107,769
Duke Energy Corp.	489,902	34,783,042
NextEra Energy Inc.	38,802	3,360,641
PG&E Corp.	439,011	20,146,215
Southern Co. (The)	757,875	33,983,115
Wisconsin Energy Corp.	536,178	23,313,019
Xcel Energy Inc.	676,980	20,275,551

		192,480,587
ENVIRONMENTAL CONTROL — 2.75%
Republic Services Inc.	439,235	14,894,459
Stericycle Inc.[a,b]	229,848	26,648,577
Waste Management Inc.	532,515	22,381,605

		63,924,641
FOOD — 5.47%
Campbell Soup Co.	218,221	10,212,743
General Mills Inc.	713,053	37,078,756
Hershey Co. (The)	186,105	17,655,781
Hormel Foods Corp.	364,192	15,423,531
Kellogg Co.	124,433	8,242,442
McCormick & Co. Inc. NVS	310,798	22,256,245
Mondelez International Inc. Class A	525,366	16,428,195

		127,297,693
HEALTH CARE — PRODUCTS — 3.36%
Baxter International Inc.	129,842	9,483,660
Becton, Dickinson and Co.	314,576	32,627,823
C.R. Bard Inc.	192,951	22,112,184
Henry Schein Inc.[a]	26,965	2,799,776
Medtronic Inc.	202,922	11,209,411

		78,232,854
HEALTH CARE — SERVICES — 0.62%
Laboratory Corp. of America Holdings[a,b]	138,664	13,414,356
Quest Diagnostics Inc.	19,049	1,110,747

		14,525,103
HOUSEHOLD PRODUCTS & WARES — 2.13%
Church & Dwight Co. Inc.	171,701	10,937,353
Clorox Co. (The)	55,454	4,765,717

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA MINIMUM VOLATILITY ETF

July 31, 2013

Security	Shares	Value

Kimberly-Clark Corp.	342,195	$33,808,866

		49,511,936
INSURANCE — 7.73%
ACE Ltd.	63,730	5,823,647
Alleghany Corp.[a]	38,631	15,602,288
Aon PLC	91,293	6,162,278
Arch Capital Group Ltd.[a,b]	397,013	21,498,254
Berkshire Hathaway Inc. Class Ba	165,358	19,160,031
Chubb Corp. (The)	397,109	34,349,929
Everest Re Group Ltd.	111,705	14,915,969
Marsh & McLennan Companies Inc.	301,030	12,604,126
PartnerRe Ltd.	13,187	1,180,764
RenaissanceRe Holdings Ltd.	132,073	11,486,389
Travelers Companies Inc. (The)	195,340	16,320,657
W.R. Berkley Corp.	344,839	14,610,828
Willis Group Holdings PLC	139,593	5,974,580

		179,689,740
INTERNET — 1.03%
Google Inc. Class Aa	14,406	12,786,766
VeriSign Inc.[a]	23,774	1,137,348
Yahoo! Inc.[a]	359,311	10,093,046

		24,017,160
MANUFACTURING — 0.30%
3M Co.	59,406	6,976,047

		6,976,047
MEDIA — 0.05%
Nielsen Holdings NV	35,373	1,182,166

		1,182,166
METAL FABRICATE & HARDWARE — 0.33%
Precision Castparts Corp.	34,429	7,633,598

		7,633,598
MINING — 0.71%
Newmont Mining Corp.	554,152	16,624,560

		16,624,560
OIL & GAS — 2.54%
Chevron Corp.	177,525	22,348,622
ConocoPhillips	68,554	4,446,413
Exxon Mobil Corp.	343,707	32,222,531

		59,017,566
PHARMACEUTICALS — 13.03%
Abbott Laboratories	933,078	34,178,647
AbbVie Inc.	104,757	4,764,348

Security	Shares	Value

Actavis Inc.[a]	64,609	$8,675,050
Allergan Inc.	233,109	21,240,892
AmerisourceBergen Corp.	370,588	21,594,163
Bristol-Myers Squibb Co.	798,817	34,540,847
Cardinal Health Inc.	54,198	2,714,778
Eli Lilly and Co.	638,297	33,899,954
Forest Laboratories Inc.[a]	268,599	11,700,173
Johnson & Johnson	397,294	37,146,989
McKesson Corp.	154,102	18,902,151
Merck & Co. Inc.	674,007	32,466,917
Patterson Companies Inc.	31,549	1,290,039
Perrigo Co.	66,524	8,274,920
Pfizer Inc.	1,003,140	29,321,782
Zoetis Inc.	75,069	2,237,807

		302,949,457
PIPELINES — 3.36%
Kinder Morgan Inc.	638,463	24,108,363
Kinder Morgan Management LLC[a,b]	318,911	25,825,428
Spectra Energy Corp.	781,294	28,118,771

		78,052,562
REAL ESTATE INVESTMENT TRUSTS — 7.56%
American Capital Agency Corp.	1,161,766	26,174,588
American Tower Corp.	403,926	28,593,921
Annaly Capital Management Inc.[b]	2,402,330	28,635,774
Camden Property Trust	32,902	2,320,907
Equity Residential	112,651	6,308,456
Federal Realty Investment Trust	193,869	20,420,222
HCP Inc.	225,157	9,877,637
Health Care REIT Inc.	75,822	4,889,761
Public Storage	125,372	19,961,730
Realty Income Corp.[b]	605,488	26,284,234
Ventas Inc.	35,919	2,361,315

		175,828,545
RETAIL — 10.43%
Advance Auto Parts Inc.	38,866	3,206,056
AutoZone Inc.[a,b]	67,274	30,177,771
Dollar General Corp.[a]	327,678	17,914,156
Dollar Tree Inc.[a]	46,598	2,499,983
Family Dollar Stores Inc.	128,643	8,845,493
Home Depot Inc. (The)	24,456	1,932,758
McDonald’s Corp.	344,582	33,796,603
O’Reilly Automotive Inc.[a]	135,865	17,018,450
Ross Stores Inc.	91,944	6,203,462

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI USA MINIMUM VOLATILITY ETF

July 31, 2013

Security	Shares	Value

Starbucks Corp.	77,835	$5,544,965
Target Corp.	450,936	32,129,190
TJX Companies Inc. (The)	680,509	35,413,688
Wal-Mart Stores Inc.	453,730	35,363,716
Yum! Brands Inc.	170,581	12,438,766

		242,485,057
SEMICONDUCTORS — 0.70%
Intel Corp.	336,372	7,837,468
QUALCOMM Inc.	130,611	8,430,940

		16,268,408
SOFTWARE — 3.50%
Activision Blizzard Inc.	581,042	10,447,135
ANSYS Inc.[a]	41,000	3,273,440
BMC Software Inc.[a]	53,007	2,436,732
Fidelity National Information Services Inc.	192,580	8,311,753
Fiserv Inc.[a]	195,952	18,858,420
Intuit Inc.	202,705	12,956,904
Microsoft Corp.	792,378	25,221,392

		81,505,776
TELECOMMUNICATIONS — 5.10%
AT&T Inc.	952,780	33,604,550
Cisco Systems Inc.	61,666	1,575,566
Crown Castle International Corp.[a]	320,832	22,538,448
Motorola Solutions Inc.	243,572	13,355,053
SBA Communications Corp. Class Aa	189,164	14,015,161
Verizon Communications Inc.	675,933	33,445,165

		118,533,943
TRANSPORTATION — 0.99%
United Parcel Service Inc. Class B	265,043	23,005,732

		23,005,732

TOTAL COMMON STOCKS
(Cost: $2,287,846,139)		2,321,953,282

SHORT-TERM INVESTMENTS — 3.56%

MONEY MARKET FUNDS — 3.56%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[c,d,e]	76,241,024	76,241,024

Security	Shares	Value

BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	4,882,028	$4,882,028
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,583,169	1,583,169

		82,706,221

TOTAL SHORT-TERM INVESTMENTS
(Cost: $82,706,221)		82,706,221

TOTAL INVESTMENTS IN SECURITIES — 103.41%
(Cost: $2,370,552,360)		2,404,659,503
Other Assets, Less Liabilities — (3.41)%		(79,365,206)

NET ASSETS — 100.00%		$2,325,294,297

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2013

	iShares MSCI EAFE Minimum Volatility ETF	iShares MSCI USA Minimum Volatility ETF

ASSETS
Investments, at cost:
Unaffiliated	$708,396,184	$2,287,846,139
Affiliated (Note 2)	4,668,236	82,706,221

Total cost of investments	$713,064,420	$2,370,552,360

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$734,009,383	$2,321,953,282
Affiliated (Note 2)	4,668,236	82,706,221

Total fair value of investments	738,677,619	2,404,659,503
Foreign currency, at value[b]	566,090	—
Receivables:
Investment securities sold	—	2,219,586
Dividends and interest	2,267,636	4,227,292

Total Assets	741,511,345	2,411,106,381

LIABILITIES
Payables:
Investment securities purchased	—	4,293,623
Collateral for securities on loan (Note 5)	3,836,492	81,123,052
Investment advisory fees (Note 2)	121,628	395,409

Total Liabilities	3,958,120	85,812,084

NET ASSETS	$737,553,225	$2,325,294,297

Net assets consist of:
Paid-in capital	$716,126,194	$2,307,173,819
Undistributed net investment income	437,885	8,263,847
Accumulated net realized loss	(4,597,506)	(24,250,512)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	25,586,652	34,107,143

NET ASSETS	$737,553,225	$2,325,294,297

Shares outstanding[c]	12,600,000	68,900,000

Net asset value per share	$58.54	$33.75

[a]	Securities on loan with values of $3,537,682 and $79,197,792, respectively. See Note 5.
[b]	Cost of foreign currency: $567,596 and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2013

	iShares MSCI EAFE Minimum Volatility ETF	iShares MSCI USA Minimum Volatility ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$12,117,212	$45,259,752
Interest — affiliated (Note 2)	116	621
Securities lending income — affiliated (Note 2)	48,744	97,226

Total investment income	12,166,072	45,357,599

EXPENSES
Investment advisory fees (Note 2)	1,151,278	2,511,106

Total expenses	1,151,278	2,511,106
Less investment advisory fees waived (Note 2)	(474,327)	—

Net expenses	676,951	2,511,106

Net investment income	11,489,121	42,846,493

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,771,160)	(28,970,691)
In-kind redemptions — unaffiliated	1,438,186	241,461,282
Foreign currency transactions	(104,903)	—

Net realized gain (loss)	(2,437,877)	212,490,591

Net change in unrealized appreciation/depreciation on:
Investments	23,131,268	25,080,908
Translation of assets and liabilities in foreign currencies	(27,321)	—

Net change in unrealized appreciation/depreciation	23,103,947	25,080,908

Net realized and unrealized gain	20,666,070	237,571,499

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,155,191	$280,417,992

[a]	Net of foreign withholding tax of $742,564 and $1,423, respectively.

See notes to financial statements.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI EAFE Minimum Volatility ETF		iShares MSCI USA Minimum Volatility ETF
	Year ended July 31, 2013	Period from October 18, 2011[a] to July 31, 2012	Year ended July 31, 2013	Period from October 18, 2011[a] to July 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$11,489,121	$703,183	$42,846,493	$1,079,486
Net realized gain (loss)	(2,437,877)	(861,939)	212,490,591	(231,012)
Net change in unrealized appreciation/depreciation	23,103,947	2,482,705	25,080,908	9,026,235

Net increase in net assets resulting from operations	32,155,191	2,323,949	280,417,992	9,874,709

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,043,532)	(625,160)	(35,193,612)	(468,520)

Total distributions to shareholders	(11,043,532)	(625,160)	(35,193,612)	(468,520)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	655,368,444	70,972,720	4,067,965,732	347,278,603
Cost of shares redeemed	(11,598,387)	—	(2,341,704,213)	(2,876,394)

Net increase in net assets from capital share transactions	643,770,057	70,972,720	1,726,261,519	344,402,209

INCREASE IN NET ASSETS	664,881,716	72,671,509	1,971,485,899	353,808,398

NET ASSETS
Beginning of period	72,671,509	—	353,808,398	—

End of period	$737,553,225	$72,671,509	$2,325,294,297	$353,808,398

Undistributed net investment income included in net assets at end of period	$437,885	$72,660	$8,263,847	$610,966

SHARES ISSUED AND REDEEMED
Shares sold	11,400,000	1,400,000	127,200,000	12,100,000
Shares redeemed	(200,000)	—	(70,300,000)	(100,000)

Net increase in shares outstanding	11,200,000	1,400,000	56,900,000	12,000,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI EAFE Minimum Volatility ETF

	Year ended Jul. 31, 2013	Period from Oct. 18, 2011[a] to Jul. 31, 2012
Net asset value, beginning of period	$51.91	$49.77

Income from investment operations:
Net investment income[b]	1.95	1.38
Net realized and unrealized gain[c]	5.97	1.57

Total from investment operations	7.92	2.95

Less distributions from:
Net investment income	(1.29)	(0.81)

Total distributions	(1.29)	(0.81)

Net asset value, end of period	$58.54	$51.91

Total return	15.39%	6.02%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$737,553	$72,672
Ratio of expenses to average net assets[e]	0.20%	0.20%
Ratio of expenses to average net assets prior to waived fees[e]	0.34%	0.34%
Ratio of net investment income to average net assets[e]	3.38%	3.49%
Portfolio turnover rate[f]	27%	25%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI USA Minimum Volatility ETF

	Year ended Jul. 31, 2013	Period from Oct. 18, 2011[a] to Jul. 31, 2012
Net asset value, beginning of period	$29.48	$25.32

Income from investment operations:
Net investment income[b]	0.83	0.56
Net realized and unrealized gain[c]	4.13	3.85

Total from investment operations	4.96	4.41

Less distributions from:
Net investment income	(0.69)	(0.25)

Total distributions	(0.69)	(0.25)

Net asset value, end of period	$33.75	$29.48

Total return	17.08%	17.50%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,325,294	$353,808
Ratio of expenses to average net assets[e]	0.15%	0.15%
Ratio of net investment income to average net assets[e]	2.56%	2.48%
Portfolio turnover rate[f]	26%	30%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name [a]	Diversification Classification
MSCI EAFE Minimum Volatility	iShares MSCI EAFE Minimum Volatility Index Fund	Non-diversified
MSCI USA Minimum Volatility	iShares MSCI USA Minimum Volatility Index Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of July 31, 2013, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of July 31, 2013, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares MSCI EAFE Minimum Volatility ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.35%	First $30 billion
0.32	Over $30 billion, up to and including $60 billion
0.28	Over $60 billion

For its investment advisory services to the iShares MSCI USA Minimum Volatility ETF, BFA is entitled to an annual investment advisory fee of 0.15% based on the average daily net assets of the Fund.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI EAFE Minimum Volatility ETF through December 31, 2014 in order to limit total annual operating expenses to 0.20% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES® TRUST

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. Each Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended July 31, 2013, BTC earned securities lending agent fees from the Funds as follows:

iShares ETF	Securities Lending Agent Fees
MSCI EAFE Minimum Volatility	$26,247
MSCI USA Minimum Volatility	52,353

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2013 were as follows:

iShares ETF	Purchases	Sales
MSCI EAFE Minimum Volatility	$102,884,190	$88,767,869
MSCI USA Minimum Volatility	433,525,799	436,630,724

In-kind transactions (see Note 4) for the year ended July 31, 2013 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI EAFE Minimum Volatility	$637,660,900	$11,010,476
MSCI USA Minimum Volatility	4,047,481,654	2,312,825,584

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of July 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of July 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI EAFE Minimum Volatility	$1,383,417	$(80,364)	$(1,303,053)
MSCI USA Minimum Volatility	236,152,808	—	(236,152,808)

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 was as follows:

iShares ETF	2013	2012
MSCI EAFE Minimum Volatility
Ordinary income	$11,043,532	$625,160

MSCI USA Minimum Volatility
Ordinary income	$35,193,612	$468,520

As of July 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI EAFE Minimum Volatility	$1,667,186	$(612,772)	$21,480,493	$(1,107,876)	$21,427,031
MSCI USA Minimum Volatility	8,263,847	(281,905)	21,269,062	(11,130,526)	18,120,478

[a]

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2014.

As of July 31, 2013, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI EAFE Minimum Volatility	$612,772
MSCI USA Minimum Volatility	281,905

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI EAFE Minimum Volatility	$717,170,579	$37,854,287	$(16,347,247)	$21,507,040
MSCI USA Minimum Volatility	2,383,390,441	91,123,844	(69,854,782)	21,269,062

Management has reviewed the tax positions as of July 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI EAFE Minimum Volatility ETF and iShares MSCI USA Minimum Volatility ETF (the “Funds”), at July 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 20, 2013

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended July 31, 2013, the iShares MSCI EAFE Minimum Volatility ETF earned foreign source income of $12,859,776 and paid foreign taxes of $742,479 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

For corporate shareholders, the percentage of the income dividends paid by iShares MSCI USA Minimum Volatility ETF during the fiscal year ended July 31, 2013 which qualified for the dividends-received deduction is 82.21%.

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2013:

iShares ETF	Qualified Dividend Income
MSCI EAFE Minimum Volatility	$10,182,765
MSCI USA Minimum Volatility	35,193,612

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	31

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares MSCI EAFE Minimum Volatility ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the of supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in its respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI USA Minimum Volatility ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the of supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, including adding “at cost” funds, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in its respective Lipper Group.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	35

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of lower fees. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	37

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI EAFE Minimum Volatility	$1.286040	$—	$—	$1.286040	100%	—%	—%	100%
MSCI USA Minimum Volatility	0.674699	—	0.016597	0.691296	98	—	2	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	39

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI EAFE Minimum Volatility ETF

Period Covered: January 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.27%
Greater than 2.0% and Less than 2.5%	2	0.53
Greater than 1.5% and Less than 2.0%	12	3.21
Greater than 1.0% and Less than 1.5%	32	8.56
Greater than 0.5% and Less than 1.0%	126	33.69
Between 0.5% and –0.5%	190	50.80
Less than –0.5% and Greater than –1.0%	10	2.67
Less than –1.0% and Greater than –1.5%	1	0.27

	374	100.00%

iShares MSCI USA Minimum Volatility ETF

Period Covered: January 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	374	100.00%

	374	100.00%

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 299 Funds (as of July 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	41

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	43

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	45

Notes:

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-79-0713

JULY 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares Core MSCI EAFE ETF | IEFA | NYSE Arca
➢	iShares Core MSCI Total International Stock ETF | IXUS | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

INTERNATIONAL MARKET OVERVIEW

International equities delivered solid performance for the 12-month period ended July 31, 2013 (the “year”), although ongoing concerns about sovereign debt issues in Europe and slowing economic growth in China kept volatility levels elevated. Investors largely dismissed the negative news for much of the reporting period, choosing to focus on the potential effect of unprecedented intervention levels from central banks around the world.

Issues surrounding economic conditions in Europe resurfaced throughout the year. At the beginning of the year, concerns about the ongoing bailout of Greece and the effect on other southern European countries resulted in the European Central Bank’s pledge to protect the euro and support bond markets in the euro zone. European markets largely rebounded in late 2012 and into early 2013. In the first quarter of 2013, an economic crisis on the island of Cyprus drove concerns about the health of the European financial system, until the announcement of a bailout plan alleviated worries. In the final months of the year, European stocks struggled again as the prospect of slow global economic growth materialized. Austerity programs intended to reduce national debts were blamed for impeding growth in the region. In May 2013, the European Union announced it would ease its austerity measures, giving some countries, including Spain and France, additional time to reach their respective deficit reduction targets. Also in May, the European Central Bank cut its benchmark interest rate. Despite these actions, many countries in the euro zone remained in or near recession. For the second quarter of 2013 though, the euro zone as a whole did experience gross domestic product (“GDP”) growth of 0.30% — its first positive quarter since 2011. Underlying the GDP figures for the area, Germany and France experienced positive economic growth of 0.7% and 0.5%, respectively, while Spain and Italy’s economies contracted less than in previous quarters.

The Bank of Japan took decisive action to improve economic conditions through quantitative easing, instituting a plan in early 2013 to purchase 7.5 trillion yen in bonds per month and double the country’s monetary base. Although the country’s GDP growth for the first quarter of 2013 was stronger than expected, industrial production continued to decline. A declining yen helped export levels, although export growth fell short of expectations. In Japan, personal spending improved through the course of the year, although consumer confidence weakened in the final months of the year.

Emerging market countries generally lagged developed markets. During the year, economic growth slowed in China and Latin America. Commodities prices declined around the world during the year, hurting many commodities-driven emerging market countries. Early in 2013, concern that the U.S. Federal Reserve Bank (the “Fed”) would begin to taper its bond-buying program led investors to abandon emerging market holdings, including both bonds and stocks. In the past several years, emerging markets have benefited from investors seeking higher yielding alternatives in a low-interest rate environment.

From a sector perspective, consumer discretionary stocks were among the strongest performers for the year. Although pessimistic by historic standards, consumer confidence in the euro zone improved for eight consecutive months through July 2013, with German consumers ranking among the highest in terms of sentiment. Financials companies also gained, benefiting from expectations of rising interest rates. The health care sector, which generally benefits from demand regardless of economic conditions, delivered solid results. Materials stocks declined as a group, as the economic slowdown in China crimped demand for commodities. Energy stocks delivered nearly flat returns as a sector, reflecting a drop in oil prices and weak demand from China.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI EAFE ETF

Performance as of July 31, 2013

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	13.34%	13.77%	13.17%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,045.70	$0.25	$1,000.00	$1,024.50	$0.25	0.05%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI EAFE ETF

The iShares Core MSCI EAFE ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE® Investable Market Index (the “Index”). The Index is designed to measure large-, mid- and small-capitalization equity market performance and includes stocks from Europe, Australasia and the Far East. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from October 18, 2012 (inception date of the Fund) through July 31, 2013 (the “reporting period”), the total return for the Fund was 13.34%, net of fees, while the total return for the Index was 13.17%.

As represented by the Index, international stocks delivered double-digit gains for the abbreviated reporting period. Although headwinds appeared throughout the reporting period, keeping volatility levels high, investors largely focused on the promise of unprecedented central bank intervention.

Equity market performance in the euro zone overall was solid for the reporting period. Most major markets achieved double-digit gains, although some of the gains were trimmed late in the period as some euro zone countries struggled with recession.

The United Kingdom, which accounted for an average weight of 22% of the Index, delivered moderate gains for the reporting period. The country’s GDP growth turned positive in the first two quarters of 2013, as the service sector, along with manufacturing and construction levels, improved and housing prices rebounded.

Japan, which represented 22% of the Index on average, delivered solid returns for the reporting period. Since the newly appointed governor of the Bank of Japan initiated a massive stimulus program, GDP growth and unemployment levels have improved. A declining yen helped export levels, although export growth fell short of expectations.

Representing 9% of the Index on average, Australia declined modestly for the reporting period. The country struggled with recession, as the mining-driven economy was hurt by the economic slowdown in China.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector	Percentage of Net Assets

Financial	24.43%
Consumer Non-Cyclical	21.74
Consumer Cyclical	13.07
Industrial	12.42
Communications	7.46
Basic Materials	7.35
Energy	6.36
Utilities	3.42
Technology	2.48
Diversified	0.74
Short-Term and Other Net Assets	0.53

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Nestle SA Registered (Switzerland)	1.61%
HSBC Holdings PLC (United Kingdom)	1.55
Roche Holding AG Genusschein (Switzerland)	1.28
Toyota Motor Corp. (Japan)	1.24
Novartis AG Registered (Switzerland)	1.21
Vodafone Group PLC (United Kingdom)	1.08
BP PLC (United Kingdom)	0.97
Sanofi (France)	0.94
Royal Dutch Shell PLC Class A (United Kingdom)	0.93
GlaxoSmithKline PLC (United Kingdom)	0.92

TOTAL	11.73%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

Performance as of July 31, 2013

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	7.81%	8.19%	7.73%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,005.90	$0.25	$1,000.00	$1,024.50	$0.25	0.05%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

The iShares Core MSCI Total International Stock ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI ACWI ex USA Investable Market Index (the “Index”). The Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from October 18, 2012 (inception date of the Fund) through July 31, 2013 (the “reporting period”), the total return for the Fund was 7.81%, net of fees, while the total return for the Index was 7.73%.

As represented by the Index, international stocks advanced by nearly 8% for the abbreviated reporting period. Developed international markets generated strong returns for the reporting period as concerns about sovereign debt problems in Europe and fiscal uncertainties in the U.S. eased. Economic conditions in developed countries also improved as central banks around the world took more aggressive actions to stimulate economic growth. In contrast, emerging markets stocks declined for the reporting period as notably slower growth in emerging economies led investors to shift assets away from stock markets in emerging countries.

European stocks generated the best returns in the Index for the reporting period; eight of the ten highest returns by country were from Europe, led by Ireland, Sweden, the Netherlands and France. Outside of Europe, the leading performers were primarily from the Asia/Pacific region, including Japan (the second largest country weighting in the Index as of July 31, 2013), the Philippines, Hong Kong and Taiwan. On the downside, the most significant decliners during the reporting period included several emerging markets in Latin America, led by Peru, Chile and Brazil. Index stocks in the Czech Republic, Egypt and Greece also declined for the reporting period.

PORTFOLIO ALLOCATION

As of 7/31/13

Sector/Investment Type	Percentage of Net Assets

Financial	24.94%
Consumer Non-Cyclical	18.20
Consumer Cyclical	11.59
Industrial	11.24
Basic Materials	8.06
Energy	8.03
Communications	7.82
Technology	4.06
Utilities	3.15
Investment Companies	1.17
Diversified	1.05
Short-Term and Other Net Assets	0.69

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Nestle SA Registered (Switzerland)	1.13%
HSBC Holdings PLC (United Kingdom)	1.07
Roche Holding AG Genusschein (Switzerland)	0.89
iShares MSCI Russia Capped ETF(Russia)	0.88
Toyota Motor Corp. (Japan)	0.87
Novartis AG Registered (Switzerland)	0.86
Vodafone Group PLC (United Kingdom)	0.75
BP PLC (United Kingdom)	0.67
Royal Dutch Shell PLC Class A (United Kingdom)	0.66
Samsung Electronics Co. Ltd. (South Korea)	0.66

TOTAL	8.44%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2013 and held through July 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 98.85%

AUSTRALIA — 7.65%
Abacus Property Group	17,350	$34,411
Acrux Ltd.	12,549	37,953
Adelaide Brighton Ltd.	29,004	85,377
AGL Energy Ltd.	35,552	464,234
Ainsworth Game Technology Ltd.	8,336	26,932
ALS Ltd.	24,578	187,268
Alumina Ltd.[a]	167,580	145,883
Amcor Ltd.	78,820	749,105
AMP Ltd.	191,305	776,024
Ansell Ltd.	8,690	144,591
APA Group	54,438	293,132
APN News & Media Ltd.	49,915	13,215
Aquarius Platinum Ltd.[a]	32,187	23,253
Aquila Resources Ltd.[a]	12,844	24,091
ARB Corp. Ltd.	4,133	50,148
Ardent Leisure Group	28,849	46,085
Aristocrat Leisure Ltd.	29,382	114,441
Arrium Ltd.	85,918	76,722
Asciano Ltd.	63,023	287,325
Aspen Group Ltd.	110,027	17,774
ASX Ltd.	12,734	396,556
Atlas Iron Ltd.	74,641	54,594
Aurizon Holdings Ltd.	130,426	531,411
Aurora Oil and Gas Ltd.[a]	25,040	72,585
Ausdrill Ltd.	28,378	27,505
Ausenco Ltd.	6,229	8,525
Austin Engineering Ltd.	4,648	17,228
Australand Property Group	14,825	45,901
Australia and New Zealand Banking Group Ltd.	178,990	4,780,486
Australian Agricultural Co. Ltd.[a]	16,564	17,095
Automotive Holdings Group	10,505	35,731
AWE Ltd.[a]	35,096	42,521
Bank of Queensland Ltd.	20,011	170,969
Beach Energy Ltd.	85,590	102,929
Beadell Resources Ltd.[a,b]	113,492	76,390
Bendigo and Adelaide Bank Ltd.	26,803	256,901
BHP Billiton Ltd.	209,264	6,505,531
Billabong International Ltd.[a]	89,766	32,627
BlueScope Steel Ltd.[a]	36,894	177,804
Boral Ltd.	50,763	193,163
Bradken Ltd.	11,576	51,217
Brambles Ltd.	101,708	828,803

Security	Shares	Value

Buru Energy Ltd.[a]	13,376	$20,887
BWP Trust	30,266	66,819
Cabcharge Australia Ltd.	7,866	30,567
Caltex Australia Ltd.	9,139	153,456
Cardno Ltd.	8,154	40,028
carsales.com Ltd.	12,912	115,299
CFS Retail Property Trust Group	133,732	246,037
Challenger Diversified Property Group	9,886	22,181
Challenger Ltd.	36,108	138,370
Charter Hall Group	16,412	56,707
Charter Hall Retail REIT	17,920	62,078
Coalspur Mines Ltd.[a,b]	57,837	15,312
Coca-Cola Amatil Ltd.	36,974	426,393
Cochlear Ltd.	3,721	203,971
Commonwealth Bank of Australia	104,879	6,984,918
Commonwealth Property Office Fund	151,722	157,268
Computershare Ltd.	30,835	270,641
Crown Ltd.	25,777	296,110
CSL Ltd.	33,142	1,965,139
CSR Ltd.	37,392	73,491
David Jones Ltd.	32,357	78,405
Decmil Group Ltd.	13,004	24,508
Dexus Property Group	311,239	293,288
Discovery Metals Ltd.[a]	104,774	15,045
Downer EDI Ltd.	27,284	92,312
Drillsearch Energy Ltd.[a]	23,612	29,031
DUET Group	78,569	152,305
DuluxGroup Ltd.	28,186	112,818
Echo Entertainment Group Ltd.	50,405	118,518
Energy Resources of Australia Ltd.[a]	18,030	23,705
Energy World Corp. Ltd.[a,b]	72,684	39,138
Envestra Ltd.	65,467	65,216
Fairfax Media Ltd.	149,842	64,548
Federation Centres	93,063	195,435
FKP Property Group	12,039	16,261
FlexiGroup Ltd.	14,295	58,372
Flight Centre Ltd.	3,700	150,588
Forge Group Ltd.	2,250	8,905
Fortescue Metals Group Ltd.	100,497	330,099
G.U.D Holdings Ltd.	5,064	29,131
Gindalbie Metals Ltd.[a,b]	131,837	19,522
Goodman Fielder Ltd.[a]	119,251	81,872
Goodman Group	110,856	469,582

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

GPT Group	112,637	$369,975
GrainCorp Ltd. Class A	12,021	133,451
Grange Resources Ltd.	52,030	8,638
GWA Group Ltd.	15,843	34,977
Harvey Norman Holdings Ltd.	37,040	88,423
Hills Industries Ltd.	21,154	23,161
Horizon Oil Ltd.[a]	84,290	27,989
iiNET Ltd.	9,650	52,482
Iluka Resources Ltd.	27,279	269,787
Incitec Pivot Ltd.	105,557	249,146
Independence Group NL	18,947	55,093
Indophil Resources NLa	56,964	10,991
Insurance Australia Group Ltd.	135,584	706,960
Investa Office Fund	37,976	100,541
Invocare Ltd.	7,031	73,448
IOOF Holdings Ltd.	14,380	106,598
Iress Ltd.	6,622	49,207
James Hardie Industries SE	29,022	240,663
JB Hi-Fi Ltd.	6,261	104,400
Karoon Gas Australia Ltd.[a]	11,011	55,931
Leighton Holdings Ltd.	10,989	162,922
Lend Lease Group	35,239	277,353
Linc Energy Ltd.[a]	26,416	38,405
Lynas Corp. Ltd.[a,b]	149,289	54,262
M2 Telecommunications Group Ltd.	11,867	66,669
Macmahon Holdings Ltd.	124,820	16,243
Macquarie Atlas Roads Group	27,370	55,267
Macquarie Group Ltd.	19,961	786,246
Maverick Drilling & Exploration Ltd.[a]	31,064	11,012
McMillan Shakespeare Ltd.	4,075	29,732
Mermaid Marine Australia Ltd.	14,022	49,455
Mesoblast Ltd.[a]	10,883	57,332
Metcash Ltd.	57,237	177,217
Miclyn Express Offshore Ltd.[b]	9,346	16,272
Mineral Deposits Ltd.[a]	11,508	22,205
Mineral Resources Ltd.	9,170	78,181
Mirvac Group	235,765	347,003
Monadelphous Group Ltd.	5,679	83,890
Mount Gibson Iron Ltd.	70,727	35,545
Myer Holdings Ltd.	40,580	97,602
National Australia Bank Ltd.	152,933	4,286,310
Navitas Ltd.	12,131	65,322
Northern Star Resources Ltd.	57,105	44,330
NRW Holdings Ltd.	29,551	25,858
Nufarm Ltd.	11,352	45,845

Security	Shares	Value

Orica Ltd.	23,690	$384,392
Origin Energy Ltd.	71,246	764,080
OZ Minerals Ltd.	28,134	102,763
Pacific Brands Ltd.	64,083	47,447
Paladin Energy Ltd.[a]	50,878	45,660
PanAust Ltd.	39,635	69,718
Papillon Resources Ltd.[a]	48,121	46,641
Perpetual Ltd.	2,755	98,652
Platinum Asset Management Ltd.	14,053	79,833
Premier Investments Ltd.	6,081	42,349
Primary Health Care Ltd.	32,291	147,216
Programmed Maintenance Services Ltd.	14,254	31,469
Qantas Airways Ltd.[a]	69,256	78,314
QBE Insurance Group Ltd.	77,589	1,142,665
Qube Logistics Holdings Ltd.	29,263	46,484
Ramsay Health Care Ltd.	8,647	285,810
Red Fork Energy Ltd.[a]	32,728	12,924
Regis Resources Ltd.[a]	38,435	122,107
Reject Shop Ltd. (The)	2,280	33,517
Rio Tinto Ltd.	28,302	1,460,733
Roc Oil Co. Ltd.[a]	58,551	26,273
SAI Global Ltd.	13,913	47,323
Sandfire Resources NLa	6,817	33,465
Santos Ltd.	62,221	763,336
Seek Ltd.	21,641	183,147
Senex Energy Ltd.[a,b]	58,426	39,850
Seven West Media Ltd.	43,751	84,026
Shopping Centres Australasia Property Group	47,116	68,289
Sigma Pharmaceuticals Ltd.	76,129	45,093
Silex Systems Ltd.[a]	8,319	19,486
Sims Metal Management Ltd.	11,193	90,406
Skilled Group Ltd.	12,487	33,171
SMS Management & Technology Ltd.	5,836	27,759
Sonic Healthcare Ltd.	24,346	312,664
Southern Cross Media Group Ltd.	40,833	54,052
SP AusNet	113,856	120,573
Spark Infrastructure Group	85,031	136,215
St Barbara Ltd.[a]	100,107	44,471
Starpharma Holdings Ltd.[a]	23,199	20,195
Stockland Corp. Ltd.	141,452	454,467
STW Communications Group Ltd.	33,559	49,393
Suncorp Group Ltd.	83,836	964,559
Sundance Energy Australia Ltd.[a]	14,396	13,566

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Super Retail Group Ltd.	8,904	$100,845
Sydney Airport	11,378	36,658
Syrah Resources Ltd.[a]	3,794	7,661
Tabcorp Holdings Ltd.	48,278	141,680
Tatts Group Ltd.	89,345	255,783
Telstra Corp. Ltd.	286,889	1,284,768
Ten Network Holdings Ltd.[a]	100,403	24,779
Tiger Resources Ltd.[a]	96,847	17,383
Toll Holdings Ltd.	44,638	213,522
TPG Telecom Ltd.	19,024	63,000
Transpacific Industries Group Ltd.[a]	68,561	52,608
Transurban Group	90,268	549,255
Treasury Wine Estates Ltd.	42,226	180,763
UGL Ltd.	11,631	75,990
Wesfarmers Ltd.	65,918	2,399,453
Western Areas NL	14,751	41,039
Westfield Group	139,226	1,401,921
Westfield Retail Trust	194,852	526,359
Westpac Banking Corp.	202,352	5,609,650
Whitehaven Coal Ltd.	38,524	67,937
Woodside Petroleum Ltd.	42,626	1,437,995
Woolworths Ltd.	81,282	2,430,579
WorleyParsons Ltd.	13,561	268,112
Wotif.com Holdings Ltd.	6,749	29,982

		67,423,326
AUSTRIA — 0.33%
AMAG Austria Metall AGc	1,039	27,662
Andritz AG	4,876	262,545
CA Immobilien Anlagen AG	5,329	66,883
conwert Immobilien Invest SE	4,211	45,286
Erste Group Bank AG	16,905	512,472
EVN AG	2,162	27,686
Flughafen Wien AG	735	46,651
IMMOFINANZ AG	62,726	256,286
Kapsch TrafficCom AG	342	14,537
Lenzing AG	505	38,276
Mayr-Melnhof Karton AG	539	59,018
Oesterreichische Post AG	2,148	91,556
OMV AG	9,764	431,285
Palfinger AG	696	21,718
Raiffeisen International Bank Holding AG	3,247	98,497
RHI AG	1,719	53,892
S IMMO AG	4,117	25,267

Security	Shares	Value

Schoeller-Bleckmann Oilfield Equipment AG	837	$98,638
Semperit AG Holding	567	21,070
Telekom Austria AG	13,917	96,556
Verbund AG	4,234	83,348
Vienna Insurance Group AG	2,667	137,671
Voestalpine AG	7,378	282,297
Wienerberger AG	8,519	111,196
Zumtobel AG	1,759	21,556

		2,931,849
BELGIUM — 1.18%
Ablynx NVa,b	3,746	34,371
Ackermans & van Haaren NV	1,540	139,502
Ageas	15,056	601,663
Agfa-Gevaert NVa	16,199	32,265
Anheuser-Busch InBev NV	52,337	5,030,098
Arseus NV	1,768	46,014
Barco NV	829	62,007
Befimmo SCA	1,148	78,505
Bekaert NV	2,750	96,493
Belgacom SA	8,989	219,922
Cofinimmo SA	1,071	122,303
Colruyt SA	4,771	271,652
Compagnie d’Entreprises CFE SA	563	34,090
Delhaize Brothers and Co. “The Lion” (Delhaize Group)	6,570	430,572
Econocom Group SA	4,384	34,986
Elia System Operator SA	1,675	70,639
Euronav SAa	1,639	8,052
EVS Broadcast Equipment SA	1,079	77,970
Galapagos NVa	2,153	46,456
GIMV NV	1,268	63,813
Groupe Bruxelles Lambert SA	5,110	415,058
KBC Ancora SCA[a]	2,537	52,553
KBC Groep NV	14,889	596,076
Kinepolis Group NV	334	44,794
Melexis NV	1,256	29,403
Mobistar SA	1,923	27,450
Nyrstar NV	9,783	43,128
SA D’Ieteren NV	1,320	59,822
Solvay SA	3,830	517,721
Telenet Group Holding NV	3,418	165,182
Tessenderlo Chemie NV	1,708	46,153
ThromboGenics NVa,b	2,476	101,608
UCB SA	7,076	407,076

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Umicore SA	7,285	$327,589
Warehouses De Pauw SCA	710	47,488

		10,382,474
DENMARK — 1.27%
A.P. Moeller-Maersk A/S Class A	33	244,040
A.P. Moeller-Maersk A/S Class B	86	673,356
ALK-Abello A/S	470	38,675
Alm. Brand A/Sa	6,722	22,508
Auriga Industries A/S Class Ba	1,242	35,615
Bang & Olufsen A/S Class Ba	3,121	29,740
Bavarian Nordic A/Sa	2,750	29,388
Carlsberg A/S Class B	6,920	684,667
Christian Hansen Holding A/S	6,191	204,547
Coloplast A/S Class B	7,317	426,939
D/S Norden A/S	2,196	80,299
Danske Bank A/Sa	42,398	780,072
DSV A/S	12,170	318,637
East Asiatic Co. Ltd. A/Sa	1,773	28,421
FLSmidth & Co. A/Sb	3,529	167,320
Genmab A/Sa	2,564	73,981
GN Store Nord A/S	11,864	245,120
Jyske Bank A/S Registered[a,b]	4,527	198,190
NKT Holding A/S	1,480	59,970
Novo Nordisk A/S Class B	26,507	4,475,668
Novozymes A/S Class B	14,910	510,145
Pandora A/S	4,740	188,857
Rockwool International A/S Class B	533	84,348
Royal Unibrew A/S	626	60,208
Schouw & Co. A/S	1,155	43,201
SimCorp AS	3,249	103,584
Solar Holdings A/S Class B	639	29,421
Sydbank A/Sa	5,146	114,844
TDC A/S	48,233	421,292
Topdanmark A/Sa	7,110	199,579
TrygVesta A/S	1,673	151,522
United International Enterprises Ltd.	193	33,550
Vestas Wind Systems A/Sa,b	13,735	277,905
William Demant Holding A/Sa	1,690	148,577

		11,184,186
FINLAND — 0.84%
Amer Sports OYJ Class A	7,784	154,316
Cargotec Corp. OYJ Class B	2,324	82,394
Caverion Corp.[a]	6,548	36,344
Citycon OYJ	16,279	51,446
Cramo OYJ	1,690	20,847

Security	Shares	Value

Elisa OYJ	9,073	$194,568
Fortum OYJ	28,460	561,191
Huhtamaki OYJ	5,588	106,552
Kemira OYJ	6,760	104,753
Kesko OYJ Class B	4,025	126,186
Kone OYJ Class B	10,396	771,662
Konecranes OYJ	3,205	93,882
Metsa Board OYJ Class B	10,850	36,738
Metso OYJ	8,308	292,011
Neste Oil OYJ	8,794	127,164
Nokia OYJ[a,b]	242,646	950,483
Nokian Renkaat OYJ	7,247	321,310
Oriola-KD OYJ Class B	8,154	25,769
Orion OYJ Class B	6,460	157,748
Outokumpu OYJ[a,b]	58,289	36,145
Outotec OYJ[b]	10,649	129,030
PKC Group OYJ	975	26,929
Pohjola Bank PLC Class A	9,307	159,916
Ramirent OYJ	4,433	41,381
Rautaruukki OYJ	5,055	29,601
Sampo OYJ Class A	27,395	1,198,968
Sanoma OYJ	5,264	38,374
Sponda OYJ	15,766	80,809
Stockmann OYJ Abp Class B	2,180	33,000
Stora Enso OYJ Class R	35,691	264,212
Talvivaara Mining Co. PLC[a]	95,618	15,299
Technopolis OYJ	3,883	24,852
Tieto OYJ	3,774	71,912
UPM-Kymmene OYJ	33,619	374,315
Uponor OYJ	3,496	60,627
Wartsila OYJ Abp	11,517	520,263
YIT OYJ	6,548	88,774

		7,409,771
FRANCE — 9.13%
AB Science SAa,b	904	20,791
ABC Arbitrage	5,671	35,995
Accor SA	10,018	377,256
Aeroports de Paris	1,747	180,129
Air France-KLM[a]	5,816	47,001
Alcatel-Lucent[a]	151,350	381,039
ALSTOM	13,843	467,256
Altamir Amboise SCA	4,669	56,418
ALTEN	1,832	68,113
Altran Technologies SAa	8,719	62,287
ANF Immobilier	309	9,170

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Aperam	3,794	$46,741
APRIL	1,068	21,712
ArcelorMittal	65,184	856,631
Arkema SA	4,037	403,916
Assystem	1,228	26,302
Atos SA	3,525	264,505
AXA SA	116,581	2,565,845
Beneteau SAa	3,893	52,003
BNP Paribas SA	64,880	4,189,950
Boiron SA	637	34,054
Bonduelle SCA	928	22,969
BOURBON SA	2,875	77,917
Bouygues SA	12,201	355,938
Bull[a]	7,230	23,905
Bureau Veritas SA	14,080	417,111
Cap Gemini SA	9,250	505,430
Carrefour SA	38,870	1,190,724
Casino Guichard-Perrachon SA	3,519	361,200
Christian Dior SA	3,483	615,574
Club Mediterranee SAa	1,775	41,034
CNP Assurances SA	9,581	161,826
Compagnie de Saint-Gobain	25,590	1,184,192
Compagnie Generale de Geophysique-Veritas[a]	10,334	260,718
Compagnie Generale des Etablissements Michelin Class B	12,030	1,205,720
Compagnie Plastic Omnium SA	1,584	107,858
Credit Agricole Nord de France	1,533	28,498
Credit Agricole SAa	64,401	613,826
Danone SA	37,045	2,921,899
Dassault Systemes SA	3,961	519,545
Derichebourg[a]	6,234	21,481
Edenred SA	12,971	414,829
Eiffage SA	2,299	123,040
Electricite de France SA	15,216	445,612
Essilor International SA	13,241	1,478,652
Esso SA Francaise	333	20,216
Etablissements Maurel et Prom	5,942	96,851
Euler Hermes SA	838	93,626
Eurazeo	2,121	136,045
Eurofins Scientific SA	590	129,266
European Aeronautic Defence and Space Co. NV	38,047	2,267,622
Eutelsat Communications SA	9,088	253,599
Faiveley Transport SA	489	32,804

Security	Shares	Value

Faurecia[a]	3,167	$83,454
FFP[a]	585	31,033
Fonciere des Regions	1,755	143,458
GameLoft SAa	4,962	40,126
GDF Suez	86,334	1,807,851
Gecina SA	1,309	160,293
Gemalto NVb	5,168	539,379
GL Events SA	1,003	22,135
Groupe Eurotunnel SA Registered	33,877	265,403
Groupe Fnac[a]	574	12,881
Groupe Steria SCA	2,356	33,161
Havas SA	17,241	130,241
Icade	1,390	125,195
Iliad SA	1,494	351,828
Imerys SA	2,049	135,086
Ingenico SA	2,424	180,924
Ipsen SA	1,871	75,029
Ipsos SA	2,396	85,042
JCDecaux SA	4,356	139,513
Kering SA	4,868	1,112,450
Klepierre	6,223	269,298
L’Air Liquide SA	20,116	2,665,227
L’Oreal SA	15,837	2,648,623
Lafarge SA	12,034	768,047
Lagardere SCA	7,345	231,977
Legrand SA	15,981	826,534
LISI	311	40,883
LVMH Moet Hennessy Louis Vuitton SA	16,494	2,992,848
M6-Metropole Television	3,511	69,022
Maurel & Prom Nigeria	8,634	40,470
Medica SA	2,157	44,251
Mercialys	2,644	51,644
Mersen	1,197	27,179
Natixis	59,328	302,116
Naturex	429	32,812
Neopost SA	2,117	152,191
Nexans SA	1,424	75,767
Nexity	1,916	75,638
Orange	118,919	1,166,772
Orpea SA	1,887	88,951
PagesJaunes Groupe SAa	9,463	20,607
Parrot SAa	634	17,014
Pernod Ricard SA	13,762	1,635,512
PSA Peugeot Citroen SAa,b	14,529	185,206

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Publicis Groupe SA	11,573	$931,868
Rallye SA	1,320	48,595
Remy Cointreau SA	1,573	162,543
Renault SA	12,744	1,001,282
Rexel SA	9,556	231,383
Rubis SCA	1,805	115,045
SA des Ciments Vicat	865	58,176
Safran SA	16,048	940,594
Saft Groupe SA	2,260	55,637
Sanofi	77,561	8,256,659
Sartorius Stedim Biotech SA	373	56,215
Schneider Electric SA	34,539	2,743,043
SCOR SE	9,710	309,765
SEB SA	1,432	119,033
Sechilienne-Sidec	1,461	29,643
SES SA Class A FDR	20,273	594,921
Societe BIC SA	1,731	191,696
Societe d’Edition Canal Plus	7,126	50,434
Societe de la Tour Eiffel	485	31,582
Societe Generale	45,873	1,840,470
Societe Television Francaise 1	7,461	110,216
Sodexo	5,916	539,363
Soitec SAa,b	10,986	24,507
Sopra Group SA	435	31,780
Stallergenes SA	326	23,917
STMicroelectronics NV	41,931	359,736
Suez Environnement SA	17,882	252,999
Technicolor SA Registered[a]	18,203	91,124
Technip SA	6,556	722,112
Teleperformance SA	3,782	182,798
Tessi SA	231	26,078
Thales SA	5,769	296,839
Total SA	137,979	7,346,939
Ubisoft Entertainment SAa	6,491	98,861
Unibail-Rodamco SE	6,159	1,489,664
Valeo SA	4,619	365,670
Vallourec SA	6,824	402,048
Veolia Environnement	21,881	293,017
Vilmorin & Cie	300	36,071
Vinci SA	30,338	1,635,141
Virbac SA	256	50,989
Vivendi SA	77,396	1,650,491
Wendel	2,153	248,378
Zodiac Aerospace	2,143	310,880

		80,557,914

Security	Shares	Value

GERMANY — 7.82%
Aareal Bank AGa	3,301	$91,171
Adidas AG	13,869	1,543,257
ADVA Optical Networking SEa	4,484	24,293
AIXTRON SEa	6,547	103,104
Allianz SE Registered	29,661	4,615,965
Alstria Office REIT AG	3,995	46,682
Aurelius AG	1,299	38,801
Aurubis AG	2,318	130,028
Axel Springer AG	2,660	138,458
Balda AG	4,549	23,074
BASF SE	59,700	5,284,315
Bauer AG	731	18,685
Bayer AG Registered	53,854	6,246,402
Bayerische Motoren Werke AG	21,896	2,139,600
BayWa AG Registered	815	40,171
Bechtle AG	1,112	54,530
Beiersdorf AG	6,599	609,168
Bertrandt AG	468	53,698
Bilfinger Berger SE	2,862	271,228
Borussia Dortmund GmbH & Co. KGaA	6,675	27,547
Brenntag AG	3,328	545,757
Carl Zeiss Meditec AG Bearer	2,179	73,767
Celesio AG	5,582	126,005
Cewe Color Holding AG	594	27,606
Comdirect Bank AG	2,738	26,671
Commerzbank AGa	62,580	534,147
Continental AG	7,130	1,120,961
CTS Eventim AG	1,385	62,161
Daimler AG Registered	62,607	4,341,190
Delticom AG	420	20,523
Deutsche Bank AG Registered	66,606	2,998,653
Deutsche Beteiligungs AG	1,469	35,404
Deutsche Boerse AG	12,494	882,265
Deutsche EuroShop AG	2,940	123,616
Deutsche Lufthansa AG Registered[a]	14,917	298,103
Deutsche Post AG Registered	59,260	1,657,965
Deutsche Telekom AG Registered	182,819	2,220,734
Deutsche Wohnen AG Bearer	10,352	182,271
DEUTZ AGa	5,718	39,710
Dialog Semiconductor PLC[a,b]	3,678	60,682
DIC Asset AG	2,002	20,281
Draegerwerk AG & Co. KGaA	246	27,125
Drillisch AG	3,483	63,616

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Duerr AG	1,773	$118,255
E.ON SE	117,348	1,987,491
ElringKlinger AG	2,185	80,846
Evotec AGa,b	7,735	26,088
Fraport AG	2,201	142,404
Freenet AG	7,129	170,345
Fresenius Medical Care AG & Co. KGaA	13,591	858,758
Fresenius SE & Co. KGaA	8,027	1,011,293
GAGFAH SAa	5,504	63,525
GEA Group AG	11,868	488,763
Gerresheimer AG	2,181	127,035
Gerry Weber International AG	1,819	81,313
Gesco AG	325	31,063
Gildemeister AG	3,509	81,470
Grammer AG	1,157	38,600
GSW Immobilien AG	3,352	135,398
H&R AGa	1,643	19,063
Hamborner REIT AG	3,848	35,987
Hamburger Hafen und Logistik AG	1,552	37,095
Hannover Rueckversicherung AG Registered	3,849	285,699
HeidelbergCement AG	9,168	702,911
Heidelberger Druckmaschinen AGa,b	15,881	39,286
Henkel AG & Co. KGaA	8,355	692,721
Hochtief AG	2,073	157,671
Hugo Boss AG	2,054	237,775
Indus Holding AG	1,571	52,422
Infineon Technologies AG	69,940	616,099
Jenoptik AG	3,346	41,880
K+S AG Registered	10,992	270,386
Kabel Deutschland Holding AG	5,805	653,499
Kloeckner & Co. SEa,b	7,233	90,262
Kontron AG	3,428	16,082
Krones AG	780	65,675
KUKA AG	1,924	84,729
KWS Saat AG	144	48,061
Lanxess AG	5,379	335,734
LEG Immobilien AG	1,925	96,621
LEONI AG	2,276	113,302
Linde AG	11,941	2,295,928
MAN SE	2,298	261,383
Merck KGaA	4,199	693,052
METRO AG	8,326	286,508
MLP AG	3,220	19,642

Security	Shares	Value

MorphoSys AGa	1,544	$105,565
MTU Aero Engines Holding AG	3,351	304,799
Muenchener Rueckversicherungs-Gesellschaft AG Registered	11,573	2,292,788
Nemetschek AG	545	33,000
Nordex SEa,b	4,204	35,163
NORMA Group AG	2,120	90,081
Osram Licht AGa	5,166	200,988
Pfeiffer Vacuum Technology AG	643	69,876
PSI AG	1,148	20,023
QIAGEN NVa	15,417	318,229
QSC AG	7,976	32,313
Rational AG	229	66,502
Rheinmetall AG	2,638	122,618
Rhoen Klinikum AG	6,818	164,589
RWE AG	31,613	949,317
SAF-Holland SAa	3,737	43,171
Salzgitter AG	2,717	101,072
SAP AG	60,046	4,408,387
SGL Carbon SE	2,170	70,811
Siemens AG Registered	51,663	5,646,526
Sixt AG	1,009	24,940
Sky Deutschland AGa	29,186	227,683
Software AG	4,363	132,495
Stada Arzneimittel AG	3,979	186,323
STRATEC Biomedical AG	564	20,827
Suedzucker AG	5,198	169,345
Symrise AG	7,299	314,505
TAG Immobilien AG	8,413	99,424
Takkt AG	1,109	18,761
Telefonica Deutschland Holding AG	16,914	115,530
ThyssenKrupp AGa	24,936	541,369
Tipp24 SEa	337	19,307
Tom Tailor Holding AGa	1,287	27,975
TUI AGa	9,230	116,433
United Internet AG Registered	7,302	238,133
Volkswagen AG	1,869	424,752
Vossloh AG	329	27,391
Wacker Chemie AGb	988	96,478
Wacker Neuson SE	1,297	17,282
Wincor Nixdorf AG	2,054	130,520
Wirecard AG	7,074	217,923

		68,924,724
GREECE — 0.10%
Alpha Bank AEa,b	113,809	68,005

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Bank of Cyprus PLC[a,d]	69,804	$1
Ellaktor SAa	8,810	25,736
Folli Follie Group[a]	2,010	47,054
Hellenic Exchanges SA	5,270	42,546
Hellenic Petroleum SA	4,960	48,737
Hellenic Telecommunications Organization SAa	16,542	149,364
Intralot SA	8,440	19,388
Jumbo SA	6,054	64,310
Marfin Investment Group Holdings SAa	52,839	20,277
Metka SA	1,700	25,057
Motor Oil (Hellas) Corinth Refineries SA	2,997	30,364
Mytilineos Holdings SAa	5,719	33,034
OPAP SA	14,918	133,710
Public Power Corp. SA	9,930	102,716
Titan Cement Co. SAa	3,240	58,941
Viohalco Hellenic Copper and Aluminum Industry SAa	5,030	29,388

		898,628
HONG KONG — 2.96%
AAC Technologies Holdings Inc.	48,500	225,760
AIA Group Ltd.	787,800	3,733,120
ASM Pacific Technology Ltd.	15,500	168,484
Bank of East Asia Ltd. (The)	79,600	298,679
BOC Hong Kong (Holdings) Ltd.	239,500	751,974
Brightoil Petroleum (Holdings) Ltd.[a,b]	179,000	31,159
Cafe de Coral Holdings Ltd.	24,000	77,985
Cathay Pacific Airways Ltd.[b]	79,000	146,278
Champion REIT	168,000	73,869
Cheung Kong (Holdings) Ltd.	93,000	1,307,098
Cheung Kong Infrastructure Holdings Ltd.	41,000	283,101
Chow Sang Sang Holdings International Ltd.	22,000	51,062
CK Life Sciences International (Holdings) Inc.[b]	304,000	24,695
CLP Holdings Ltd.	116,500	965,907
CST Mining Group Ltd.[a]	1,912,000	19,230
Dah Sing Banking Group Ltd.	29,200	33,886
Dah Sing Financial Holdings Ltd.	10,400	43,382
Emperor International Holdings Ltd.	86,000	24,174
Emperor Watch & Jewellery Ltd.[b]	260,000	19,780
Esprit Holdings Ltd.	120,700	196,722

Security	Shares	Value

First Pacific Co. Ltd.	158,250	$178,954
Foxconn International Holdings Ltd.[a]	138,000	74,380
G-Resources Group Ltd.[a,b]	1,890,000	67,018
Galaxy Entertainment Group Ltd.[a]	137,000	721,624
Giordano International Ltd.	74,000	73,376
Great Eagle Holdings Ltd.	18,000	68,237
Hang Lung Properties Ltd.	145,000	470,224
Hang Seng Bank Ltd.	49,200	753,034
Henderson Land Development Co. Ltd.	69,000	430,619
HKR International Ltd.	63,200	31,456
HKT Trust and HKT Ltd.	148,000	144,845
Hong Kong and China Gas Co. Ltd. (The)	378,900	971,269
Hong Kong Exchanges and Clearing Ltd.	66,500	1,033,255
Hopewell Holdings Ltd.	38,500	122,122
Hutchison Telecommunications Hong Kong Holdings Ltd.	110,000	62,692
Hutchison Whampoa Ltd.	138,000	1,557,879
Hysan Development Co. Ltd.[b]	41,000	174,196
I.T Ltd.	54,000	14,483
Johnson Electric Holdings Ltd.	90,000	53,499
K. Wah International Holdings Ltd.	79,000	36,060
Kerry Properties Ltd.	39,500	162,475
Kowloon Development Co. Ltd.	31,000	37,374
Lai Sun Development Co. Ltd.[a]	710,000	20,782
Li & Fung Ltd.	378,000	500,078
Link REIT (The)	150,500	736,456
Luk Fook Holdings International Ltd.	20,000	55,961
Man Wah Holdings Ltd.	24,800	27,821
Melco International Development Ltd.	59,000	118,984
MGM China Holdings Ltd.	65,200	187,899
Midland Holdings Ltd.	66,000	26,637
MTR Corp. Ltd.	104,000	386,881
New World Development Co. Ltd.	241,000	352,394
Newocean Energy Holdings Ltd.	72,000	38,714
NWS Holdings Ltd.	95,000	145,770
Orient Overseas International Ltd.	14,000	77,714
Pacific Basin Shipping Ltd.	123,000	66,454
Pacific Textile Holdings Ltd.[b]	41,000	48,955
PCCW Ltd.	278,000	126,537
Pico Far East Holdings Ltd.	102,000	35,511
Power Assets Holdings Ltd.	90,500	812,771

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Prosperity REIT	139,000	$43,016
Regal Hotels International Holdings Ltd.	38,000	18,962
Regal REIT[b]	97,000	28,892
Sa Sa International Holdings Ltd.	70,000	69,771
Sands China Ltd.	157,200	850,321
Shangri-La Asia Ltd.	100,000	157,311
Shun Tak Holdings Ltd.	104,000	44,656
Singamas Container Holdings Ltd.[b]	112,000	24,118
Sino Land Co. Ltd.[b]	194,000	274,164
SITC International Holdings Co. Ltd.	89,000	28,690
SJM Holdings Ltd.	127,000	318,345
SmarTone Telecommunications Holding Ltd.	28,500	45,422
SOCAM Development Ltd.[b]	30,000	34,389
Stella International Holdings Ltd.	30,000	73,575
Sun Hung Kai Properties Ltd.	106,000	1,414,636
Sunlight REIT	115,000	46,858
Swire Pacific Ltd. Class A	43,500	513,226
Swire Properties Ltd.	75,600	222,257
Techtronic Industries Co. Ltd.	90,500	221,485
Television Broadcasts Ltd.	21,200	143,787
Texwinca Holdings Ltd.	44,000	42,835
Trinity Ltd.[b]	72,000	23,210
United Laboratories International Holdings Ltd. (The)[a]	54,000	20,819
Value Partners Group Ltd.	65,000	36,040
VTech Holdings Ltd.	10,700	163,770
Wharf (Holdings) Ltd. (The)	99,000	852,089
Wheelock and Co. Ltd.	60,000	312,558
Wing Hang Bank Ltd.	12,000	111,252
Wynn Macau Ltd.	100,400	284,810
Xinyi Glass Holdings Co. Ltd.[b]	114,000	104,514
Yue Yuen Industrial (Holdings) Ltd.	48,000	132,141

		26,139,654
IRELAND — 0.42%
Aer Lingus Group PLC	18,164	40,038
Bank of Ireland[a]	1,336,568	301,710
C&C Group PLC	21,124	116,405
CRH PLC	46,093	967,033
DCC PLC	5,660	228,679
Elan Corp. PLC[a]	31,034	477,194
Glanbia PLC	8,239	107,761
Grafton Group PLC Units	13,833	112,597
Irish Continental Group PLC	1,378	42,085

Security	Shares	Value

Kerry Group PLC Class A	9,096	$558,009
Kingspan Group PLC	8,649	121,449
Paddy Power PLC	2,681	216,553
Ryanair Holdings PLC SP ADR	3,208	165,276
Smurfit Kappa Group PLC	14,538	293,425

		3,748,214
ISRAEL — 0.55%
Alony Hetz Properties & Investments Ltd.	5,530	36,439
Babylon Ltd.	2,492	18,043
Bank Hapoalim BM	71,029	340,464
Bank Leumi le-Israel BMa	83,588	281,027
Bezeq The Israel Telecommunication Corp. Ltd.	129,989	209,979
Cellcom Israel Ltd.	3,531	39,548
Clal Insurance Enterprises Holdings Ltd.	1,315	24,700
Delek Automotive Systems Ltd.	2,063	21,028
Delek Group Ltd. (The)	321	90,626
Elbit Systems Ltd.	1,691	74,743
EZchip Semiconductor Ltd.[a]	1,700	53,911
First International Bank of Israel Ltd.	1,728	27,322
Frutarom	3,096	52,740
Gazit Globe Ltd.	5,354	72,963
Given Imaging Ltd.[a]	1,801	28,067
Harel Insurance Investments & Financial Services Ltd.	749	41,766
Israel Chemicals Ltd.	29,394	234,934
Israel Corp. Ltd. (The)[a]	185	86,963
Israel Discount Bank Ltd. Class Aa	54,781	93,503
Ituran Location and Control Ltd.	1,790	32,281
Mellanox Technologies Ltd.[a]	2,291	103,900
Migdal Insurance & Financial Holdings Ltd.	22,577	37,046
Mizrahi Tefahot Bank Ltd.[a]	8,816	94,165
NICE Systems Ltd.	3,799	145,955
Nitsba Holdings (1995) Ltd.[a]	2,190	28,001
Oil Refineries Ltd.[a]	70,301	30,205
Ormat Industries Ltd.[a]	5,735	34,378
Osem Investment Ltd.	2,718	60,694
Partner Communications Co. Ltd.	5,542	41,993
Paz Oil Co. Ltd.[a]	402	65,377
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	691	35,662
Shikun & Binui Ltd.	17,241	41,079

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Shufersal Ltd.	4,600	$18,099
Strauss Group Ltd.	2,895	49,966
Teva Pharmaceutical Industries Ltd.	55,804	2,211,300

		4,858,867
ITALY — 2.21%
A2A SpA	88,142	76,368
ACEA SpA	3,213	29,545
Amplifon SpA	6,292	31,431
Ansaldo STS SpA	7,290	68,341
Assicurazioni Generali SpA	76,022	1,495,008
Astaldi SpA	4,438	31,704
Atlantia SpA	21,647	409,889
Autogrill SpA[a]	7,697	117,331
Autostrada Torino-Milano SpA[a]	2,529	28,746
Azimut Holding SpA	8,056	180,782
Banca Carige SpA[a,b]	62,308	34,832
Banca Generali SpA	4,104	103,268
Banca Monte dei Paschi di Siena SpA[a,b]	403,145	109,954
Banca Piccolo Credito Valtellinese Scrl[a]	31,176	37,816
Banca Popolare dell’Emilia Romagna Scrl[a]	22,258	132,703
Banca Popolare di Milano Scrl[a]	176,825	86,781
Banca Popolare di Sondrio Scrl	19,721	103,123
Banco Popolare Scrl[a]	116,919	148,575
Beni Stabili SpA	66,698	43,166
Brembo SpA	2,238	48,469
Buzzi Unicem SpA	6,835	100,651
CIR SpA[a]	29,004	38,032
Credito Emiliano SpA	5,751	31,569
Danieli & C. Officine Meccaniche SpA	1,159	30,133
Danieli & C. Officine Meccaniche SpA RNC	2,600	45,227
Davide Campari-Milano SpA	19,392	149,606
De’Longhi SpA	2,327	37,172
DiaSorin SpA	1,444	60,705
Enel Green Power SpA	116,363	258,191
Enel SpA	426,620	1,418,485
Eni SpA	166,197	3,665,573
ERG SpA	3,922	38,017
Exor SpA	4,196	137,731
Fiat Industrial SpA	55,676	684,216
Fiat SpA[a]	57,191	454,887

Security	Shares	Value

Finmeccanica SpA[a]	27,212	$141,932
Fondiaria-Sai SpA[a]	34,275	70,589
Gemina SpA[a]	30,320	63,007
Geox SpA[b]	5,723	14,895
GTECH SpA	4,482	124,028
Hera SpA	35,388	71,425
Interpump Group SpA	4,439	43,913
Intesa Sanpaolo SpA	754,835	1,429,291
Iren SpA	38,046	42,537
Italcementi SpA	7,497	55,250
Luxottica Group SpA	10,870	579,081
Marr SpA	2,376	30,919
Mediaset SpA[a]	48,394	211,158
Mediobanca SpA	34,122	209,055
Mediolanum SpA	15,418	116,695
Milano Assicurazioni SpA[a]	61,647	41,420
Piaggio & C. SpA	11,911	33,150
Pirelli & C. SpA	15,665	205,512
Prysmian SpA	13,413	272,144
Recordati SpA	6,793	79,873
Safilo Group SpA[a]	2,760	56,476
Saipem SpA	17,251	367,653
Salvatore Ferragamo Italia SpA	2,975	101,524
Saras SpA[a]	23,959	29,157
Snam SpA	132,168	622,671
Societa Cattolica di Assicurazioni Scrl	2,777	62,133
Societa Iniziative Autostradali e Servizi SpA	3,774	33,050
Sorin SpA[a]	18,012	48,839
Telecom Italia SpA	696,516	470,296
Telecom Italia SpA RNC	331,131	173,283
Tenaris SA	31,015	697,645
Terna SpA	98,990	440,337
Tod’s SpA	861	139,937
Trevi Finanziaria Industriale SpA	2,584	21,513
UniCredit SpA	281,349	1,528,727
Unione di Banche Italiane SpA	55,999	237,352
Unipol Gruppo Finanziario SpA	13,631	52,092
Yoox SpA[a]	3,179	83,285

		19,469,871
JAPAN — 22.24%
77 Bank Ltd. (The)	25,000	120,482
ABC-MART Inc.	1,600	71,903
Access Co. Ltd.[a]	2,800	19,387

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Accordia Golf Co. Ltd.	67	$72,821
Acom Co. Ltd.[a]	2,840	87,202
Activia Properties Inc.	13	92,654
Adeka Corp.	6,600	66,433
Aderans Co. Ltd.	1,700	24,336
Advance Residence Investment Corp.	82	165,159
Advantest Corp.	10,100	131,545
AEON Co. Ltd.	39,200	537,254
AEON Credit Service Co. Ltd.	4,400	127,810
AEON Delight Co. Ltd.	1,500	27,284
AEON Mall Co. Ltd.	7,480	185,717
Ai Holdings Corp.	3,500	29,856
Aica Kogyo Co. Ltd.	4,000	76,986
Aichi Steel Corp.	6,000	28,611
Aida Engineering Ltd.	4,400	34,581
AIFUL Corp.[a]	11,050	103,248
Air Water Inc.	10,000	146,205
Aisin Seiki Co. Ltd.	12,600	498,338
Ajinomoto Co. Inc.	39,000	542,443
Akebono Brake Industry Co. Ltd.	6,300	29,913
Alfresa Holdings Corp.	2,900	143,445
Alpen Co. Ltd.	1,400	26,931
Alpine Electronics Inc.	3,100	30,352
Alps Electric Co. Ltd.	10,700	80,178
Amada Co. Ltd.	25,000	179,198
Amano Corp.	5,300	56,635
ANA Holdings Inc.	73,000	149,926
Anritsu Corp.	9,300	116,492
Aoki Holdings Inc.	1,100	34,894
Aoyama Trading Co. Ltd.	3,800	94,618
Aozora Bank Ltd.	70,000	215,647
Arcs Co. Ltd.	2,300	42,233
Ariake Japan Co. Ltd.	1,700	39,702
Arnest One Corp.	3,300	62,272
Asahi Co. Ltd.	900	14,348
Asahi Diamond Industrial Co. Ltd.	3,600	37,078
Asahi Glass Co. Ltd.	66,000	426,109
Asahi Group Holdings Ltd.	25,300	642,821
Asahi Holdings Inc.	1,600	28,273
Asahi Intecc Co. Ltd.	700	36,795
Asahi Kasei Corp.	83,000	524,051
Asatsu-DK Inc.	2,200	57,530
ASICS Corp.	10,700	179,394
Askul Corp.	1,400	25,650

Security	Shares	Value

Astellas Pharma Inc.	29,000	$1,547,964
Atom Corp.	3,900	23,752
Autobacs Seven Co. Ltd.	4,100	59,944
Avex Group Holdings Inc.	2,500	85,405
Awa Bank Ltd. (The)	12,000	62,590
Axell Corp.	1,200	23,035
Azbil Corp.	4,800	102,632
Bando Chemical Industries Ltd.	10,000	35,484
Bank of Kyoto Ltd. (The)	22,000	175,365
Bank of Nagoya Ltd. (The)	12,000	41,604
Bank of Saga Ltd. (The)	10,000	20,131
Bank of the Ryukyus Ltd.	3,100	39,808
Bank of Yokohama Ltd. (The)	78,000	426,659
Benesse Holdings Inc.	4,600	158,080
BIC Camera Inc.	66	33,351
BML Inc.	1,100	28,542
Bridgestone Corp.	42,300	1,496,660
Brother Industries Ltd.	15,800	175,100
Calbee Inc.	1,200	115,053
Calsonic Kansei Corp.	12,000	62,834
Canon Electronics Inc.	1,500	28,199
Canon Inc.	74,400	2,288,242
Canon Marketing Japan Inc.	3,400	43,349
Capcom Co. Ltd.	2,900	51,363
Casio Computer Co. Ltd.	15,100	134,335
Cawachi Ltd.	1,400	27,956
Central Glass Co. Ltd.	14,000	43,984
Central Japan Railway Co.	9,400	1,148,777
Century Tokyo Leasing Corp.	3,000	82,233
Chiba Bank Ltd. (The)	49,000	338,275
Chiyoda Co. Ltd.	1,900	48,797
Chiyoda Corp.	10,000	118,347
Chofu Seisakusho Co. Ltd.	1,400	29,023
Chubu Electric Power Co. Inc.	41,900	579,371
Chugai Pharmaceutical Co. Ltd.	15,100	298,607
Chugoku Bank Ltd. (The)	11,000	142,484
Chugoku Electric Power Co. Inc. (The)	19,400	284,230
Citizen Holdings Co. Ltd.	18,500	105,521
CKD Corp.	4,200	31,984
Coca-Cola Central Japan Co. Ltd.	4,500	59,890
Coca-Cola West Co. Ltd.	4,400	85,177
cocokara fine Inc.	1,000	31,010
Colowide Co. Ltd.	5,000	50,023
COMSYS Holdings Corp.	6,800	86,145

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Cosel Co. Ltd.	1,600	$18,399
Cosmo Oil Co. Ltd.[a]	37,000	68,466
CREATE HOLDINGS Co. Ltd.	900	32,622
Credit Saison Co. Ltd.	10,500	234,970
CyberAgent Inc.	37	86,072
Dai Nippon Printing Co. Ltd.	37,000	328,789
Dai-ichi Life Insurance Co. Ltd. (The)	554	753,086
Daibiru Corp.	2,900	30,340
Daicel Corp.	20,000	171,827
Daido Steel Co. Ltd.	20,000	115,703
Daiei Inc. (The)[a]	6,600	21,742
Daifuku Co. Ltd.	7,000	63,840
Daihatsu Motor Co. Ltd.	13,000	284,968
Daihen Corp.	10,000	39,347
Daiichi Sankyo Co. Ltd.	44,300	719,304
Daiichikosho Co. Ltd.	2,700	75,190
Daikin Industries Ltd.	15,400	638,829
Daikyo Inc.	21,000	62,986
Dainippon Screen Manufacturing Co. Ltd.[a]	15,000	82,812
Dainippon Sumitomo Pharma Co. Ltd.	10,800	142,968
Daiseki Co. Ltd.	2,500	43,694
Daishi Bank Ltd. (The)	22,000	74,262
Daito Trust Construction Co. Ltd.	4,700	428,163
Daiwa House Industry Co. Ltd.	34,000	623,273
Daiwa Office Investment Corp.	14	51,101
Daiwa Securities Group Inc.	109,000	926,481
Daiwabo Holdings Co. Ltd.	17,000	27,309
Daiwahouse Residential Investment Corp.	20	77,068
DCM Holdings Co. Ltd.	5,200	37,115
Dena Co. Ltd.[b]	7,000	132,449
Denki Kagaku Kogyo K.K.	33,000	121,458
Denso Corp.	31,700	1,437,466
Dentsu Inc.	12,100	385,064
DIC Corp.	50,000	130,141
Digital Garage Inc.	14	54,944
DISCO Corp.	1,800	106,146
Don Quijote Co. Ltd.	3,700	192,985
Doshisha Co. Ltd.	1,900	26,639
Doutor Nichires Holdings Co. Ltd.	2,300	35,404
Dowa Holdings Co. Ltd.	17,000	154,868
Dr. Ci:Labo Co. Ltd.	10	26,577

Security	Shares	Value

DTS Corp.	2,000	$27,960
Duskin Co. Ltd.	3,200	59,409
Earth Chemical Co. Ltd.	1,100	39,088
East Japan Railway Co.	22,200	1,780,875
Ebara Corp.	30,000	164,404
EDION Corp.	6,000	34,162
Eighteenth Bank Ltd. (The)	13,000	29,607
Eisai Co. Ltd.	16,700	703,792
Eizo Nanao Corp.	1,700	38,060
Electric Power Development Co. Ltd.	7,600	250,745
Enplas Corp.	600	47,888
EPS Co. Ltd.	16	18,773
Euglena Co. Ltd.[a]	300	20,070
Exedy Corp.	2,100	56,431
FamilyMart Co. Ltd.	3,900	171,496
Fancl Corp.	3,400	42,001
FANUC Corp.	12,800	1,933,893
Fast Retailing Co. Ltd.	3,500	1,193,889
FCC Co. Ltd.	2,300	53,387
Fields Corp.	1,300	21,095
Foster Electric Co. Ltd.	1,900	32,589
FP Corp.	800	56,123
France Bed Holdings Co. Ltd.	11,000	21,697
Frontier Real Estate Investment Corp.	16	135,509
Fuji Co. Ltd.	1,500	26,948
Fuji Electric Co. Ltd.	38,000	141,792
Fuji Heavy Industries Ltd.	40,000	985,003
Fuji Machine Manufacturing Co. Ltd.	4,800	42,507
Fuji Oil Co. Ltd.	4,600	76,749
Fuji Seal International Inc.	2,000	57,852
Fuji Soft Inc.	1,300	24,399
FUJIFILM Holdings Corp.	30,300	663,270
Fujikura Ltd.	23,000	83,717
Fujimi Inc.	1,700	19,618
Fujitsu Ltd.	122,000	466,392
Fujiya Co. Ltd.	7,000	13,451
Fukuoka Financial Group Inc.	52,000	233,684
Fukuoka REIT Corp.	8	60,597
Fukuyama Transporting Co. Ltd.	10,000	60,698
Funai Electric Co. Ltd.	1,200	11,786
Furukawa Co. Ltd.	31,000	61,776
Furukawa Electric Co. Ltd.	46,000	110,843
Futaba Corp.	2,800	32,739

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Fuyo General Lease Co. Ltd.	1,700	$58,940
Geo Holdings Corp.	23	21,093
Global One Real Estate Investment Corp. Ltd.	7	38,859
Glory Ltd.	4,000	93,539
GMO Internet Inc.	5,100	57,712
Goldcrest Co. Ltd.	1,200	28,891
Gree Inc.[b]	7,500	60,546
GS Yuasa Corp.	23,000	101,022
GungHo Online Entertainment Inc.[a,b]	230	187,077
Gunma Bank Ltd. (The)	26,000	146,713
Gunze Ltd.	15,000	37,060
H.I.S. Co. Ltd.	1,600	77,759
H2O Retailing Corp.	9,000	78,969
Hachijuni Bank Ltd. (The)	29,000	169,834
HAJIME CONSTRUCTION Co. Ltd.[b]	800	41,157
Hakuhodo DY Holdings Inc.	1,710	117,355
Hamamatsu Photonics K.K.	4,900	169,635
Hankyu Hanshin Holdings Inc.	75,000	427,787
Hankyu REIT Inc.	10	49,209
Hanwa Co. Ltd.	13,000	53,398
Haseko Corp.[a]	95,500	118,459
Heiwa Corp.	2,400	41,190
Heiwa Real Estate Co. Ltd.	3,200	51,178
Heiwa Real Estate REIT Inc.	46	31,523
Heiwado Co. Ltd.	2,100	34,247
Hibiya Engineering Ltd.	2,700	28,824
Higashi-Nippon Bank Ltd. (The)	10,000	21,250
Higo Bank Ltd. (The)	11,000	64,420
Hino Motors Ltd.	17,000	260,475
Hirose Electric Co. Ltd.	2,000	266,179
Hiroshima Bank Ltd. (The)	34,000	141,040
Hisamitsu Pharmaceutical Co. Inc.	4,200	230,593
Hitachi Capital Corp.	3,400	80,752
Hitachi Chemical Co. Ltd.	7,300	122,539
Hitachi Construction Machinery Co. Ltd.	7,300	143,618
Hitachi High-Technologies Corp.	4,400	95,824
Hitachi Koki Co. Ltd.	4,000	29,404
Hitachi Ltd.	319,000	2,134,126
Hitachi Metals Ltd.	13,000	155,833
Hitachi Transport System Ltd.	2,900	41,485
Hitachi Zosen Corp.	50,500	77,017
Hogy Medical Co. Ltd.	900	51,151
Hokkaido Electric Power Co. Inc.[a]	12,400	161,501

Security	Shares	Value

Hokkoku Bank Ltd. (The)	17,000	$57,384
Hokuetsu Bank Ltd. (The)	17,000	33,359
Hokuetsu Kishu Paper Co. Ltd.	6,500	27,889
Hokuriku Electric Power Co.	11,200	161,131
Hokuto Corp.	1,800	32,009
Honda Motor Co. Ltd.	106,900	3,945,371
Honeys Co. Ltd.	2,500	27,477
HORIBA Ltd.	2,400	87,357
Hoshizaki Electric Co. Ltd.	2,700	93,610
Hosiden Corp.	5,000	27,502
House Foods Corp.	4,300	68,858
Hoya Corp.	28,400	610,417
Hulic Co. Ltd.	17,600	210,259
Hyakugo Bank Ltd. (The)	15,000	59,326
Hyakujushi Bank Ltd. (The)	15,000	46,210
IBIDEN Co. Ltd.	7,500	111,636
IBJ Leasing Co. Ltd.	1,400	41,137
Ichibanya Co. Ltd.	600	21,656
IDEC Corp.	2,400	21,571
Idemitsu Kosan Co. Ltd.	1,400	116,293
IHI Corp.	88,000	369,519
Iino Kaiun Kaisha Ltd.	5,400	28,440
Inaba Denki Sangyo Co. Ltd.	2,200	60,259
Inabata & Co. Ltd.	3,400	27,759
Industrial & Infrastructure Fund Investment Corp.	9	80,250
INPEX Corp.	142	619,369
Internet Initiative Japan Inc.	1,800	61,766
Iseki & Co. Ltd.	15,000	51,548
Isetan Mitsukoshi Holdings Ltd.	23,600	324,888
Ishihara Sangyo Kaisha Ltd.[a]	33,000	24,493
Isuzu Motors Ltd.	78,000	552,753
IT Holdings Corp.	5,600	64,965
ITO EN Ltd.	3,700	86,410
ITOCHU Corp.	97,800	1,159,420
Itochu Enex Co. Ltd.	5,000	25,164
Itochu Techno-Solutions Corp.	1,700	67,150
Itoham Foods Inc.	13,000	55,513
Iwatani Corp.	13,000	47,583
Iyo Bank Ltd. (The)	18,000	171,298
Izumi Co. Ltd.	3,000	90,224
J Trust Co. Ltd.[b]	4,000	83,290
J-Oil Mills Inc.	10,000	30,197
J. Front Retailing Co. Ltd.	32,000	253,775
Jaccs Co. Ltd.	11,000	56,591

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

JAFCO Co. Ltd.	2,400	$87,113
Japan Airlines Co. Ltd.	4,000	211,479
Japan Airport Terminal Co. Ltd.	3,300	61,601
Japan Excellent Inc.	14	74,160
Japan Exchange Group Inc.	3,300	308,678
Japan Hotel REIT Investment Corp.	180	69,086
Japan Logistics Fund Inc.	10	88,455
Japan Petroleum Exploration Co. Ltd.	2,000	85,608
Japan Prime Realty Investment Corp.	52	141,849
Japan Pulp & Paper Co. Ltd.	9,000	28,092
Japan Real Estate Investment Corp.	39	410,798
Japan Rental Housing Investments Inc.	53	35,996
Japan Retail Fund Investment Corp.	137	268,832
Japan Securities Finance Co. Ltd.	6,900	48,687
Japan Steel Works Ltd. (The)	22,000	123,247
Japan Tobacco Inc.	71,600	2,493,315
JFE Holdings Inc.	32,100	723,560
JGC Corp.	14,000	492,502
Joyo Bank Ltd. (The)	45,000	241,574
JSP Corp.	1,900	31,024
JSR Corp.	12,000	216,196
JTEKT Corp.	13,900	174,253
Juroku Bank Ltd. (The)	22,000	80,525
JVC Kenwood Corp.	10,700	24,478
JX Holdings Inc.	146,800	777,620
K’s Holdings Corp.	3,200	108,668
kabu.com Securities Co. Ltd.	5,700	30,483
Kadokawa Group Holdings Inc.	1,300	47,913
Kagome Co. Ltd.	4,800	81,257
Kagoshima Bank Ltd. (The)	9,000	58,655
Kajima Corp.	57,000	199,939
Kakaku.com Inc.	4,700	162,234
Kamigumi Co. Ltd.	16,000	132,256
Kaneka Corp.	20,000	135,021
Kanematsu Corp.[a]	27,000	29,373
Kansai Electric Power Co. Inc. (The)[a]	45,800	558,792
Kansai Paint Co. Ltd.	15,000	193,991
Kansai Urban Banking Corp.	14,000	15,373
Kao Corp.	34,400	1,098,226
Kappa Create Co. Ltd.[a]	1,550	28,603
Kasumi Co. Ltd.	3,200	20,172

Security	Shares	Value

Kato Sangyo Co. Ltd.	1,500	$31,432
Kawasaki Heavy Industries Ltd.	94,000	343,104
Kawasaki Kisen Kaisha Ltd.	55,000	112,399
Kayaba Industry Co. Ltd.	9,000	46,668
KDDI Corp.	35,100	1,930,670
Keihin Corp.	3,200	48,445
Keikyu Corp.	31,000	257,821
Keio Corp.	38,000	266,585
Keisei Electric Railway Co. Ltd.	19,000	182,360
Keiyo Bank Ltd. (The)	15,000	78,542
Kenedix Inc.[a]	14,300	65,572
Kenedix Realty Investment Corp.	19	75,339
Kewpie Corp.	6,200	95,123
KEY Coffee Inc.	3,000	46,790
Keyence Corp.	3,000	976,056
Kikkoman Corp.	11,000	188,786
Kinden Corp.	10,000	96,996
Kintetsu Corp.	106,000	453,724
Kintetsu World Express Inc.	1,000	37,720
Kirin Holdings Co. Ltd.	57,000	840,903
Kisoji Co. Ltd.	1,900	35,332
Kissei Pharmaceutical Co. Ltd.	2,300	44,524
Kitz Corp.	6,600	31,472
Kiyo Holdings Inc.	49,000	67,755
Koa Corp.	2,100	20,668
Kobayashi Pharmaceutical Co. Ltd.	1,900	98,714
Kobe Steel Ltd.[a]	164,000	258,452
Kohnan Shoji Co. Ltd.	2,200	24,940
Koito Manufacturing Co. Ltd.	7,000	134,797
Kokuyo Co. Ltd.	5,700	41,668
Komatsu Ltd.	60,700	1,350,329
Komeri Co. Ltd.	1,900	46,633
Komori Corp.	3,800	47,638
Konami Corp.	6,800	150,166
Konica Minolta Holdings Inc.	31,500	257,176
Kose Corp.	2,100	59,271
Kubota Corp.	74,000	1,075,899
Kurabo Industries Ltd.	19,000	30,715
Kuraray Co. Ltd.	23,000	313,121
Kureha Corp.	9,000	30,014
Kurita Water Industries Ltd.	7,700	156,576
Kuroda Electric Co. Ltd.	2,800	38,888
Kyocera Corp.	10,600	1,072,340
Kyoei Steel Ltd.	1,300	21,888
Kyokuto Kaihatsu Kogyo Co. Ltd.	2,900	29,927

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

KYORIN Holdings Inc.	3,000	$65,243
Kyoritsu Maintenance Co. Ltd.	1,200	45,997
Kyowa Exeo Corp.	6,400	70,406
Kyowa Hakko Kirin Co. Ltd.	16,000	159,097
Kyushu Electric Power Co. Inc.[a]	27,800	385,817
Lawson Inc.	4,200	327,955
Leopalace21 Corp.[a]	11,300	53,654
Lintec Corp.	3,100	58,309
Lion Corp.	14,000	78,430
LIXIL Group Corp.	17,300	404,907
M3 Inc.	49	134,513
Mabuchi Motor Co. Ltd.	1,900	98,327
Macromill Inc.	4,600	27,126
Maeda Corp.	8,000	41,808
Makino Milling Machine Co. Ltd.	7,000	40,710
Makita Corp.	7,400	384,464
Mandom Corp.	1,800	63,688
Mani Inc.	800	29,892
Mars Engineering Corp.	600	11,170
Marubeni Corp.	108,000	748,879
Marudai Food Co. Ltd.	10,000	31,620
Maruha Nichiro Holdings Inc.	27,000	54,629
Marui Group Co. Ltd.	15,200	147,588
Maruichi Steel Tube Ltd.	3,300	79,149
MARUWA Co. Ltd.	500	16,496
Matsui Securities Co. Ltd.	9,000	82,446
Matsumotokiyoshi Co. Ltd.	1,900	57,084
Matsuya Co. Ltd.[a]	2,400	28,086
Mazda Motor Corp.[a]	177,000	737,837
McDonald’s Holdings Co. (Japan) Ltd.	4,500	124,356
Medipal Holdings Corp.	9,100	112,507
Megachips Corp.	1,700	26,462
MEGMILK SNOW BRAND Co. Ltd.	3,000	43,160
Meidensha Corp.	15,000	48,193
Meiji Holdings Co. Ltd.	3,900	182,400
Meitec Corp.	2,300	61,993
Melco Holdings Inc.	1,400	19,159
Message Co. Ltd.	10	24,442
MID REIT Inc.	15	33,628
Milbon Co. Ltd.	1,000	33,399
Minato Bank Ltd. (The)	10,000	16,878
Minebea Co. Ltd.	21,000	82,202
Ministop Co. Ltd.	1,200	19,582
Miraca Holdings Inc.	3,900	187,555

Security	Shares	Value

MIRAIT Holdings Corp.	4,200	$38,774
Misawa Homes Co. Ltd.	1,800	29,135
Misumi Group Inc.	5,800	157,273
Mitsubishi Chemical Holdings Corp.	88,500	414,809
Mitsubishi Corp.	91,000	1,655,218
Mitsubishi Electric Corp.	126,000	1,220,863
Mitsubishi Estate Co. Ltd.	83,000	2,102,110
Mitsubishi Gas Chemical Co. Inc.	25,000	184,536
Mitsubishi Heavy Industries Ltd.	198,000	1,060,912
Mitsubishi Logistics Corp.	9,000	130,944
Mitsubishi Materials Corp.	74,000	260,322
Mitsubishi Motors Corp.[a]	27,500	361,802
Mitsubishi Paper Mills Ltd.[a]	33,000	30,532
Mitsubishi Pencil Co. Ltd.	1,600	33,837
Mitsubishi Shokuhin Co. Ltd.	1,000	25,123
Mitsubishi Steel Manufacturing Co. Ltd.	12,000	30,258
Mitsubishi Tanabe Pharma Corp.	15,100	202,807
Mitsubishi UFJ Financial Group Inc.	832,900	5,089,450
Mitsubishi UFJ Lease & Finance Co. Ltd.	39,660	203,230
Mitsui & Co. Ltd.	112,600	1,505,455
Mitsui Chemicals Inc.	58,000	133,862
Mitsui Engineering & Shipbuilding Co. Ltd.	47,000	83,148
Mitsui Fudosan Co. Ltd.	56,000	1,687,032
Mitsui Mining & Smelting Co. Ltd.	40,000	89,472
Mitsui O.S.K. Lines Ltd.[a]	72,000	276,712
Mitsui Sugar Co. Ltd.	7,000	22,632
Mitsui-Soko Co. Ltd.	7,000	32,169
Mitsumi Electric Co. Ltd.[a]	5,800	41,810
Miura Co. Ltd.	1,900	51,540
Miyazaki Bank Ltd. (The)	13,000	37,141
Mizuho Financial Group Inc.	1,500,600	3,097,166
Modec Inc.	1,300	37,974
Monex Group Inc.	154	62,004
MonotaRO Co. Ltd.	2,100	48,510
Mori Hills REIT Investment Corp.	14	78,003
Mori Seiki Co. Ltd.	6,500	84,129
MORI TRUST Sogo REIT Inc.	13	111,159
Morinaga & Co. Ltd.	17,000	35,087
Morinaga Milk Industry Co. Ltd.	12,000	34,650
MOS Food Services Inc.	1,900	36,221
Moshi Moshi Hotline Inc.	2,800	34,788
MS&AD Insurance Group Holdings Inc.	33,100	855,475

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Murata Manufacturing Co. Ltd.	13,200	$904,560
Musashi Seimitsu Industry Co. Ltd.	1,500	37,654
Musashino Bank Ltd. (The)	2,100	74,409
Nabtesco Corp.	7,300	152,524
Nachi-Fujikoshi Corp.	11,000	48,203
Nagaileben Co. Ltd.	1,300	21,597
Nagase & Co. Ltd.	7,200	93,262
Namco Bandai Holdings Inc.	11,800	190,278
Nanto Bank Ltd. (The)	13,000	49,433
NEC Corp.	163,000	367,912
NEC Networks & System Integration Corp.	1,600	34,829
Net One Systems Co. Ltd.	5,600	43,443
Nexon Co. Ltd.	6,900	86,921
NGK Insulators Ltd.	18,000	239,744
NGK Spark Plug Co. Ltd.	12,000	237,670
NHK Spring Co. Ltd.	10,800	124,960
Nichi-Iko Pharmaceutical Co. Ltd.	2,100	45,030
Nichicon Corp.	3,400	34,016
Nichiha Corp.	1,900	28,030
Nichii Gakkan Co.	3,000	26,628
Nichirei Corp.	16,000	76,783
Nidec Corp.	6,600	536,831
Nifco Inc.	3,500	94,977
Nihon Kohden Corp.	2,800	117,289
Nihon M&A Center Inc.	800	53,276
Nihon Unisys Ltd.	3,700	25,731
Nikon Corp.	22,200	462,486
Nintendo Co. Ltd.	6,900	871,313
Nippon Accommodations Fund Inc.	16	104,763
Nippon Building Fund Inc.	45	488,181
Nippon Coke & Engineering Co. Ltd.	21,000	23,486
Nippon Denko Co. Ltd.	10,000	29,485
Nippon Electric Glass Co. Ltd.	26,000	139,312
Nippon Express Co. Ltd.	53,000	249,494
Nippon Flour Mills Co. Ltd.	8,000	41,482
Nippon Kayaku Co. Ltd.	11,000	141,589
Nippon Konpo Unyu Soko Co. Ltd.	3,600	57,392
Nippon Light Metal Holdings Co. Ltd.	35,700	47,549
Nippon Meat Packers Inc.	12,000	184,231
Nippon Paint Co. Ltd.	12,000	152,387
Nippon Paper Industries Co. Ltd.	6,800	98,728
Nippon Prologis REIT Inc.	17	146,917
Nippon Road Co. Ltd. (The)	6,000	32,271
Nippon Sharyo Ltd.	6,000	33,186

Security	Shares	Value

Nippon Sheet Glass Co. Ltd.[a]	62,000	$64,928
Nippon Shokubai Co. Ltd.	9,000	92,786
Nippon Signal Co. Ltd. (The)	4,100	29,388
Nippon Soda Co. Ltd.	12,000	68,446
Nippon Steel & Sumitomo Metal Corp.	494,000	1,431,447
Nippon Suisan Kaisha Ltd.[a]	18,200	36,824
Nippon Telegraph and Telephone Corp.	28,500	1,429,998
Nippon Thompson Co. Ltd.	7,000	33,379
Nippon Valqua Industries Ltd.	12,000	30,380
Nippon Yusen K.K.	106,000	293,142
Nipro Corp.	7,700	73,747
Nishi-Nippon City Bank Ltd. (The)	47,000	120,899
Nishimatsu Construction Co. Ltd.	19,000	44,431
Nishimatsuya Chain Co. Ltd.	4,100	35,933
Nissan Chemical Industries Ltd.	8,600	118,741
Nissan Motor Co. Ltd.	161,100	1,682,169
Nissha Printing Co. Ltd.[a]	1,900	33,961
Nisshin OilliO Group Ltd. (The)	9,000	32,027
Nisshin Seifun Group Inc.	13,000	150,150
Nisshin Steel Holdings Co. Ltd.	5,700	49,608
Nisshinbo Holdings Inc.	10,000	76,864
Nissin Foods Holdings Co. Ltd.	4,000	158,406
Nissin Kogyo Co. Ltd.	3,100	58,026
Nitori Holdings Co. Ltd.	2,250	191,246
Nitta Corp.	1,700	33,048
Nitto Boseki Co. Ltd.	13,000	45,071
Nitto Denko Corp.	10,800	607,229
Nitto Kogyo Corp.	2,100	34,674
NKSJ Holdings Inc.	21,900	548,418
NOF Corp.	11,000	66,209
NOK Corp.	6,500	103,228
Nomura Holdings Inc.	239,000	1,815,190
Nomura Real Estate Holdings Inc.	8,300	192,658
Nomura Real Estate Office Fund Inc.	27	117,630
Nomura Real Estate Residential Fund Inc.	10	49,769
Nomura Research Institute Ltd.	6,800	221,931
Noritake Co. Ltd.	13,000	33,572
Noritz Corp.	1,800	30,270
North Pacific Bank Ltd.	25,200	97,105
NS Solutions Corp.	1,400	26,049
NSD Co. Ltd.	3,200	35,138

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

NSK Ltd.	31,000	$289,340
NTN Corp.[a]	30,000	98,216
NTT Data Corp.	83	297,046
NTT DOCOMO Inc.	996	1,513,924
NTT Urban Development Corp.	78	93,897
Obayashi Corp.	43,000	229,089
Obic Business Consultants Co. Ltd.	300	19,003
OBIC Co. Ltd.	480	134,257
Odakyu Electric Railway Co. Ltd.	41,000	388,094
Ogaki Kyoritsu Bank Ltd. (The)	23,000	67,114
Ohsho Food Service Corp.	1,000	34,569
Oiles Corp.	1,900	38,153
Oita Bank Ltd. (The)	11,000	32,657
Oji Holdings Corp.	53,000	225,245
Okabe Co. Ltd.	3,500	37,471
Okamoto Industries Inc.	10,000	31,315
Okasan Securities Group Inc.	13,000	111,952
Oki Electric Industry Co. Ltd.[a]	45,000	86,472
Okinawa Electric Power Co. Inc. (The)	1,000	37,771
Okuma Corp.	9,000	66,341
Okumura Corp.	12,000	46,363
Olympus Corp.[a]	15,600	475,669
Omron Corp.	13,500	416,578
OncoTherapy Science Inc.[a]	14	28,611
Ono Pharmaceutical Co. Ltd.	5,500	351,736
Onward Holdings Co. Ltd.	9,000	81,074
Oracle Corp. Japan	2,600	100,981
Orient Corp.[a]	17,500	47,862
Oriental Land Co. Ltd.	3,300	535,153
ORIX Corp.	72,000	1,065,121
ORIX JREIT Inc.	112	124,691
Osaka Gas Co. Ltd.	123,000	518,987
OSAKA Titanium technologies Co. Ltd.	1,300	25,219
OSG Corp.	5,200	79,516
Otsuka Corp.	1,200	135,184
Otsuka Holdings Co. Ltd.	23,800	765,869
Oyo Corp.	1,900	27,837
Pacific Metals Co. Ltd.	10,000	44,431
Pack Corp. (The)	1,300	21,743
Pal Co. Ltd.	600	16,691
Paltac Corp.	2,200	30,063
Panasonic Corp.[a]	143,400	1,240,744
Paramount Bed Holdings Co. Ltd.	1,100	36,516

Security	Shares	Value

PARK24 Co. Ltd.	6,900	$126,558
Penta-Ocean Construction Co. Ltd.	18,000	43,556
Pigeon Corp.	2,800	131,381
Pilot Corp.	1,200	40,262
Pioneer Corp.[a]	17,200	32,702
Plenus Co. Ltd.	1,600	27,362
Point Inc.	1,120	55,912
Pola Orbis Holdings Inc.	1,500	52,311
Premier Investment Corp.	13	50,028
Press Kogyo Co. Ltd.	6,000	25,316
Prima Meat Packers Ltd.	11,000	21,250
Proto Corp.	1,000	13,045
Rakuten Inc.	47,200	634,900
Relo Holdings Inc.	1,100	53,683
Rengo Co. Ltd.	13,000	65,691
Resona Holdings Inc.	124,000	613,980
Resorttrust Inc.	2,600	78,723
Ricoh Co. Ltd.	44,000	492,990
Ricoh Leasing Co. Ltd.	1,200	32,869
Riken Corp.	9,000	37,883
Ringer Hut Co. Ltd.	2,000	29,505
Rinnai Corp.	2,300	167,902
Riso Kagaku Corp.	1,400	30,703
Rohm Co. Ltd.	6,300	242,763
Round One Corp.	6,300	37,343
Royal Holdings Co. Ltd.	2,600	39,679
Ryobi Ltd.	12,000	38,432
Ryohin Keikaku Co. Ltd.	1,500	131,005
Ryosan Co. Ltd.	2,100	35,294
Ryoyo Electro Corp.	2,300	18,474
Saint Marc Holdings Co. Ltd.	700	32,596
Saizeriya Co. Ltd.	2,100	29,486
Sakai Chemical Industry Co. Ltd.	11,000	34,670
Sakata Seed Corp.	2,600	35,661
San-A & Co. Ltd.	700	33,806
San-in Godo Bank Ltd. (The)	10,000	75,339
Sanden Corp.	9,000	31,844
Sangetsu Co. Ltd.	2,000	49,576
Sanken Electric Co. Ltd.	8,000	33,593
Sankyo Co. Ltd.	3,600	158,487
Sankyo Tateyama Inc.	1,500	30,761
Sankyu Inc.	19,000	66,067
Sanrio Co. Ltd.	3,100	150,658
Santen Pharmaceutical Co. Ltd.	4,900	212,978
Sanwa Holdings Corp.	15,000	82,355

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Sanyo Shokai Ltd.	10,000	$24,503
Sanyo Special Steel Co. Ltd.	6,000	28,489
Sapporo Holdings Ltd.	25,000	89,726
Sato Holdings Corp.	1,700	30,161
Sawai Pharmaceutical Co. Ltd.	1,000	120,787
SBI Holdings Inc.	13,800	144,237
SCSK Corp.	3,500	71,135
Secom Co. Ltd.	13,900	763,154
Sega Sammy Holdings Inc.	12,300	285,381
Seikagaku Corp.	2,800	38,034
Seiko Epson Corp.	8,800	109,871
Seiko Holdings Corp.	11,000	45,854
Seino Holdings Co. Ltd.	11,000	98,419
Seiren Co. Ltd.	4,600	31,289
Sekisui Chemical Co. Ltd.	28,000	280,128
Sekisui House Ltd.	36,000	463,749
Sekisui House SI Investment Corp.	13	59,412
Senko Co. Ltd.	6,000	31,234
Senshu Ikeda Holdings Inc.	12,400	62,407
Seria Co. Ltd.	1,300	41,371
Seven & I Holdings Co. Ltd.	49,300	1,854,608
Seven Bank Ltd.	40,500	149,474
Sharp Corp.[a]	67,000	275,207
Shiga Bank Ltd. (The)	15,000	85,252
Shikoku Electric Power Co. Inc.[a]	11,700	208,769
Shima Seiki Manufacturing Ltd.	1,900	37,786
Shimachu Co. Ltd.	3,200	78,442
Shimadzu Corp.	17,000	133,608
Shimamura Co. Ltd.	1,500	171,420
Shimano Inc.	5,200	467,368
Shimizu Corp.	41,000	170,078
Shin-Etsu Chemical Co. Ltd.	27,200	1,692,481
Shinko Electric Industries Co. Ltd.	5,100	49,053
Shinko Plantech Co. Ltd.	4,100	31,973
Shinsei Bank Ltd.	110,000	243,811
Shionogi & Co. Ltd.	19,700	398,787
Ship Healthcare Holdings Inc.	2,100	77,291
Shiseido Co. Ltd.	23,700	363,133
Shizuoka Bank Ltd. (The)	37,000	399,136
Shizuoka Gas Co. Ltd.	4,500	31,569
SHO-BOND Holdings Co. Ltd.	1,700	66,199
Shochiku Co. Ltd.	7,000	69,463
Showa Corp.	3,100	41,604
Showa Denko K.K.	100,000	134,208
Showa Sangyo Co. Ltd.	6,000	18,118

Security	Shares	Value

Showa Shell Sekiyu K.K.	13,300	$122,243
SIIX Corp.	1,600	18,561
Sintokogio Ltd.	3,700	29,004
SKY Perfect JSAT Holdings Inc.	119	62,189
SMC Corp.	3,800	802,460
SoftBank Corp.	61,900	3,927,162
Sohgo Security Services Co. Ltd.	4,400	78,288
Sojitz Corp.	87,000	147,720
Sony Corp.	67,000	1,408,734
Sony Financial Holdings Inc.	11,700	191,521
Sotetsu Holdings Inc.	26,000	94,108
Square Enix Holdings Co. Ltd.	4,300	58,933
Stanley Electric Co. Ltd.	9,700	187,382
Star Micronics Co. Ltd.	3,100	31,298
Starbucks Coffee Japan Ltd.	31	29,281
Start Today Co. Ltd.	3,600	74,156
Sugi Holdings Co. Ltd.	2,400	92,847
Sumco Corp.	7,300	64,201
Sumikin Bussan Corp.	9,000	27,086
Sumitomo Bakelite Co. Ltd.	13,000	48,772
Sumitomo Chemical Co. Ltd.	98,000	321,834
Sumitomo Corp.	73,000	973,779
Sumitomo Electric Industries Ltd.	49,200	662,803
Sumitomo Forestry Co. Ltd.	9,200	97,093
Sumitomo Heavy Industries Ltd.	37,000	171,542
Sumitomo Light Metal Industries Ltd.	42,000	38,005
Sumitomo Metal Mining Co. Ltd.	34,000	442,479
Sumitomo Mitsui Financial Group Inc.	83,300	3,798,490
Sumitomo Mitsui Trust Holdings Inc.	216,000	992,649
Sumitomo Osaka Cement Co. Ltd.	27,000	87,296
Sumitomo Real Estate Sales Co. Ltd.	550	29,693
Sumitomo Realty & Development Co. Ltd.	25,000	1,043,414
Sumitomo Rubber Industries Inc.	11,600	192,596
Sumitomo Warehouse Co. Ltd. (The)	11,000	62,742
Sundrug Co. Ltd.	2,200	94,281
Suntory Beverage & Food Ltd.[a]	8,000	280,616
Suruga Bank Ltd.	12,000	212,536
Suzuken Co. Ltd.	4,900	152,697
Suzuki Motor Corp.	23,900	571,287
Sysmex Corp.	4,800	308,922
T&D Holdings Inc.	37,800	476,944

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

T-Gaia Corp.	2,100	$19,067
Tachi-S Co. Ltd.	1,700	24,354
Tadano Ltd.	7,000	102,059
Taiheiyo Cement Corp.	78,000	261,705
Taikisha Ltd.	2,100	50,538
Taisei Corp.	67,000	260,221
Taisho Pharmaceutical Holdings Co. Ltd.	2,100	142,626
Taiyo Holdings Co. Ltd.	1,400	43,628
Taiyo Nippon Sanso Corp.	16,000	112,572
Taiyo Yuden Co. Ltd.	7,100	94,782
Takamatsu Construction Group Co. Ltd.	1,000	15,261
Takara Bio Inc.[b]	2,300	57,409
Takara Holdings Inc.	12,000	101,510
Takasago Thermal Engineering Co. Ltd.	5,100	43,816
Takashimaya Co. Ltd.	18,000	176,605
Takata Corp.	2,400	49,998
Takeda Pharmaceutical Co. Ltd.	51,600	2,295,257
Tamron Co. Ltd.	1,300	25,946
TDK Corp.	8,100	291,124
Tecmo Koei Holdings Co. Ltd.	2,800	28,041
Teijin Ltd.	63,000	136,434
Temp Holdings Co. Ltd.	2,400	61,223
Terumo Corp.	10,000	504,804
THK Co. Ltd.	7,500	156,016
Toa Corp.[a]	18,000	24,157
Toagosei Co. Ltd.	16,000	68,324
Tobu Railway Co. Ltd.	67,000	344,690
TOC Co. Ltd.	4,700	33,068
Tocalo Co. Ltd.	2,000	26,333
Tochigi Bank Ltd. (The)	9,000	33,857
Toda Corp.	14,000	39,713
Toho Bank Ltd. (The)	15,000	44,075
Toho Co. Ltd.	8,000	166,255
Toho Gas Co. Ltd.	28,000	139,495
Toho Holdings Co. Ltd.	3,500	60,460
Toho Titanium Co. Ltd.[b]	2,800	21,038
Toho Zinc Co. Ltd.	11,000	31,874
Tohoku Electric Power Co. Inc.[a]	29,400	342,559
Tokai Carbon Co. Ltd.	14,000	40,140
Tokai Corp. (GIFU)	1,000	27,452
TOKAI Holdings Corp.	7,600	25,731
Tokai Rika Co. Ltd.	3,400	73,113

Security	Shares	Value

Tokai Rubber Industries Ltd.	2,700	$23,279
Tokai Tokyo Financial Holdings Inc.	14,500	107,325
Token Corp.	540	28,330
Tokio Marine Holdings Inc.	45,100	1,437,532
TOKO Inc.[a]	6,000	18,423
Tokuyama Corp.	22,000	78,512
Tokyo Broadcasting System Holdings Inc.	2,900	38,272
Tokyo Dome Corp.	13,000	80,626
Tokyo Electric Power Co. Inc.[a]	94,100	573,086
Tokyo Electron Ltd.	11,200	508,444
Tokyo Gas Co. Ltd.	160,000	876,824
Tokyo Ohka Kogyo Co. Ltd.	2,700	57,868
Tokyo Seimitsu Co. Ltd.	2,600	50,755
Tokyo Steel Manufacturing Co. Ltd.	7,400	37,167
Tokyo Tatemono Co. Ltd.	28,000	232,017
Tokyo Tomin Bank Ltd. (The)	3,500	36,048
Tokyotokeiba Co. Ltd.	8,000	29,200
Tokyu Corp.	75,000	485,740
Tokyu Land Corp.	29,000	275,980
Tokyu Livable Inc.	1,500	30,090
TOKYU REIT Inc.	10	51,853
TOMONY Holdings Inc.	9,800	34,874
Tomy Co. Ltd.	5,600	26,817
TonenGeneral Sekiyu K.K.	20,000	192,771
Top REIT Inc.	10	42,245
Topcon Corp.	5,600	61,548
Toppan Forms Co. Ltd.	3,500	30,105
Toppan Printing Co. Ltd.	38,000	257,313
Topre Corp.	3,100	31,739
TOPY Industries Ltd.	14,000	28,895
Toray Industries Inc.	96,000	610,035
Toridoll Corp.	900	9,260
Torii Pharmaceutical Co. Ltd.	1,300	33,017
Toshiba Corp.	262,000	1,132,123
Toshiba Machine Co. Ltd.	7,000	32,240
Toshiba Tec Corp.	11,000	63,189
Tosoh Corp.	36,000	127,375
Totetsu Kogyo Co. Ltd.	2,000	36,480
TOTO Ltd.	20,000	203,548
Towa Bank Ltd. (The)	32,000	29,607
Toyo Corp.	2,500	29,434
Toyo Engineering Corp.	8,000	36,846
Toyo Ink SC Holdings Co. Ltd.	13,000	65,426
Toyo Seikan Kaisha Ltd.	11,000	181,516

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Toyo Suisan Kaisha Ltd.	7,000	$218,138
Toyo Tanso Co. Ltd.	1,100	17,894
Toyo Tire & Rubber Co. Ltd.	15,000	86,167
Toyobo Co. Ltd.	61,000	94,891
Toyoda Gosei Co. Ltd.	4,700	115,164
Toyota Boshoku Corp.	5,000	72,187
Toyota Industries Corp.	10,900	447,171
Toyota Motor Corp.	179,900	10,919,658
Toyota Tsusho Corp.	14,100	373,305
TPR Co. Ltd.	1,800	30,014
Trans Cosmos Inc.	2,000	32,190
Trend Micro Inc.	7,000	232,017
Trusco Nakayama Corp.	1,500	30,303
TS Tech Co. Ltd.	3,300	108,037
TSI Holdings Co. Ltd.	5,200	37,273
Tsubakimoto Chain Co.	10,000	61,614
Tsukuba Bank Ltd. (The)	10,700	35,465
Tsumura & Co.	4,100	116,470
Tsuruha Holdings Inc.	1,200	110,050
TV Asahi Corp.	1,700	37,161
Ube Industries Ltd.	67,000	126,704
ULVAC Inc.[a]	3,000	23,364
Unicharm Corp.	7,600	403,355
Unipres Corp.	2,300	45,016
United Arrows Ltd.	1,400	63,128
United Urban Investment Corp.	153	189,471
Unitika Ltd.[a]	52,000	26,964
Universal Entertainment Corp.	1,500	29,480
UNY Co. Ltd.	13,100	83,910
Ushio Inc.	7,500	91,887
USS Co. Ltd.	1,460	173,825
Valor Co. Ltd.	2,200	36,393
Vital KSK Holdings Inc.	2,800	20,127
Wacoal Holdings Corp.	7,000	70,744
Wacom Co. Ltd.	10,000	80,525
Watami Co. Ltd.	1,600	27,427
Weathernews Inc.	1,300	31,087
Welcia Holdings Co. Ltd.	600	32,088
West Japan Railway Co.	11,000	463,017
Xebio Co. Ltd.	1,500	31,356
Yachiyo Bank Ltd. (The)	900	25,585
Yahoo! Japan Corp.	968	513,747
Yakult Honsha Co. Ltd.	5,700	264,847
Yamada Denki Co. Ltd.	5,970	240,973
Yamagata Bank Ltd. (The)	9,000	38,432

Security	Shares	Value

Yamaguchi Financial Group Inc.	15,000	$142,443
Yamaha Corp.	10,800	138,136
Yamaha Motor Co. Ltd.	18,500	247,532
Yamanashi Chuo Bank Ltd. (The)	11,000	43,841
Yamato Holdings Co. Ltd.	24,200	529,494
Yamato Kogyo Co. Ltd.	3,000	96,996
Yamazaki Baking Co. Ltd.	7,000	82,273
Yamazen Corp.	4,800	29,672
Yaoko Co. Ltd.	700	26,084
Yaskawa Electric Corp.	15,000	178,588
Yellow Hat Ltd.	1,400	26,461
Yodogawa Steel Works Ltd.	9,000	37,426
Yokogawa Electric Corp.	14,400	185,939
Yokohama Reito Co. Ltd.	3,200	24,955
Yokohama Rubber Co. Ltd. (The)	14,000	137,502
Yorozu Corp.	1,600	27,671
Yoshinoya Holdings Co. Ltd.	34	39,996
Yuasa Trading Co. Ltd.	15,000	26,537
Zenrin Co. Ltd.	2,500	27,121
Zensho Holdings Co. Ltd.	4,700	55,814
Zeon Corp.	12,000	129,937

		196,105,151
NETHERLANDS — 2.56%
Aalberts Industries NV	6,002	150,947
Accell Group NV	1,338	24,536
AEGON NV	115,253	886,859
Akzo Nobel NV	15,417	936,672
AMG Advanced Metallurgical Group NVa	4,230	35,549
Amsterdam Commodities NV	1,344	28,019
Arcadis NV	3,864	100,051
ASM International NV	3,335	104,953
ASML Holding NV	23,462	2,106,012
BE Semiconductor Industries NV	2,488	26,925
BinckBank NV	4,076	36,024
Brunel International NV	753	36,220
Corio NV	4,321	188,682
CSM NV CVA	4,857	110,994
D.E Master Blenders 1753 NVa	32,759	539,388
Delta Lloyd NV	12,060	260,546
Eurocommercial Properties NV	2,300	87,300
Fugro NV CVA	4,589	279,083
Grontmij NVa	4,115	18,649
Heineken Holding NV	6,484	406,037
Heineken NV	15,173	1,063,787

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

ING Groep NV CVA[a]	250,071	$2,550,196
Koninklijke Ahold NV	65,679	1,080,119
Koninklijke BAM Groep NV	14,484	82,700
Koninklijke DSM NV	10,283	720,946
Koninklijke KPN NVa	207,347	545,420
Koninklijke Philips Electronics NV	62,688	2,002,761
Koninklijke Ten Cate NV	2,058	49,558
Nieuwe Steen Investments NV	3,733	26,494
Nutreco NV	4,628	217,543
PostNL NVa	27,322	98,245
Randstad Holding NV	7,880	379,457
Reed Elsevier NV	45,308	866,336
Royal Boskalis Westminster NV CVA	4,985	186,963
Royal Imtech NVa,b	21,765	52,744
Royal Vopak NV	4,477	257,350
SBM Offshore NVa	12,304	237,716
SNS REAAL NVa,b,d	3,991	—
Tetragon Financial Group Ltd.	7,669	81,675
TKH Group NV	2,460	67,552
TNT Express NV	22,658	177,781
TomTom NVa,b	6,276	36,501
Unilever NV CVA	105,460	4,234,661
Unit4 NV	2,027	68,392
USG People NV	4,232	31,413
VastNed Retail NV	1,157	49,201
Wereldhave NV	1,395	98,453
Wolters Kluwer NV	19,866	478,648
Ziggo NV	10,981	435,392

		22,541,450
NEW ZEALAND — 0.20%
Air New Zealand Ltd.	22,620	26,106
Auckland International Airport Ltd.	69,338	173,847
Chorus Ltd.	22,579	48,524
Contact Energy Ltd.	24,475	104,612
Fisher & Paykel Healthcare Corp. Ltd.	36,483	101,054
Fletcher Building Ltd.	44,891	290,493
Freightways Ltd.	12,728	41,131
Goodman Property Trust	50,498	41,199
Infratil Ltd.	29,744	58,832
Kiwi Income Property Trust	44,186	39,918
Mainfreight Ltd.	5,938	50,808
New Zealand Oil & Gas Ltd.	51,351	34,129
Nuplex Industries Ltd.	13,704	34,032

Security	Shares	Value

Precinct Properties New Zealand Ltd.	57,245	$46,703
Ryman Healthcare Ltd.	24,948	141,186
Sky Network Television Ltd.	27,801	118,607
SKYCITY Entertainment Group Ltd.	38,437	128,189
Telecom Corp. of New Zealand Ltd.	119,732	214,427
Trade Me Ltd.	26,003	98,932
Warehouse Group Ltd.(The)	5,816	18,147

		1,810,876
NORWAY — 1.02%
Aker ASA Class A	1,590	50,544
Aker Solutions ASA	11,069	166,202
Algeta ASA[a]	2,326	95,021
Archer Ltd.[a]	15,843	12,725
Atea ASA	5,637	59,096
Austevoll Seafood ASA	5,941	33,552
BW Offshore Ltd.	25,212	33,167
Cermaq ASA	3,903	71,605
Det norske oljeselskap ASA[a]	4,824	70,557
DNB ASA	63,667	1,056,622
DNO International ASA[a]	38,657	83,340
Electromagnetic GeoServices ASa	12,004	18,877
Fred Olsen Energy ASA	2,439	117,371
Gjensidige Forsikring ASA	13,318	205,488
Golden Ocean Group Ltd.[a]	24,515	26,281
Hoegh LNG Holdings Ltd.[a]	2,537	19,132
Kvaerner ASA	10,037	17,141
Leroey Seafood Group ASA	1,309	34,861
Marine Harvest ASA	186,286	187,103
Nordic Semiconductor ASA[a]	6,721	21,820
Norsk Hydro ASA	61,490	260,452
Norwegian Air Shuttle ASa	1,693	75,288
Norwegian Property ASA	33,254	46,389
Opera Software ASA	5,146	41,766
Orkla ASA	49,799	384,225
Petroleum Geo-Services ASA	14,661	196,710
Polarcus Ltd.[a]	32,763	27,289
Prosafe SE	17,322	173,541
Renewable Energy Corp. ASA[a]	120,353	62,069
Schibsted ASA	5,262	266,924
Seadrill Ltd.	24,592	1,051,617
Sevan Drilling ASa,b	32,727	25,455
Songa Offshore SEa	13,283	16,598
SpareBank 1 SMN	9,118	75,083
Statoil ASA	72,149	1,559,108

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Stolt-Nielsen Ltd.	1,843	$42,849
Storebrand ASA[a]	23,065	132,250
Subsea 7 SA	17,101	323,280
Telenor ASA	45,718	1,008,818
TGS-NOPEC Geophysical Co. ASA	7,175	229,661
Tomra Systems ASA	9,551	87,208
Yara International ASA	11,925	533,535

		9,000,620
PORTUGAL — 0.20%
Altri SGPS SA	15,096	38,888
Banco BPI SAa	24,181	31,467
Banco Comercial Portugues SA Registered[a,b]	953,627	119,030
Banco Espirito Santo SA Registered[a]	117,836	114,222
Energias de Portugal SA	130,846	463,896
Galp Energia SGPS SA Class B	17,928	285,668
Jeronimo Martins SGPS SA	16,394	323,266
Portucel SA	10,356	36,606
Portugal Telecom SGPS SA Registered	40,985	156,245
Redes Energeticas Nacionais SA	8,117	23,906
Semapa — Sociedade de Investimento e Gestao SGPS SA	3,519	31,055
Sonae SGPS SA	68,961	71,333
Zon Multimedia Servicos Telecomunicacoes e Multimedia SGPS SA	10,693	62,474

		1,758,056
SINGAPORE — 1.77%
AIMS AMP Capital Industrial REIT	49,000	61,156
ARA Asset Management Ltd.[b]	38,200	55,173
Ascendas India Trust	57,000	31,991
Ascendas REIT	134,000	241,925
Ascott Residence Trust	61,000	60,093
Biosensors International Group Ltd.[b]	54,000	44,083
Blumont Group Ltd.[a]	9,000	9,785
Boustead Singapore Ltd.[b]	39,000	42,859
Cache Logistics Trust	73,000	69,049
Cambridge Industrial Trust	128,000	67,318
CapitaCommercial Trust	133,000	146,682
CapitaLand Ltd.	168,000	425,951
CapitaMall Trust Management Ltd.	157,000	250,175
CapitaMalls Asia Ltd.	93,000	145,638
CapitaRetail China Trust	37,000	44,437

Security	Shares	Value

CDL Hospitality Trusts	46,000	$60,120
China Minzhong Food Corp. Ltd.[a,b]	33,000	27,328
Chip Eng Seng Corp. Ltd.	49,000	26,539
City Developments Ltd.[b]	27,000	225,291
ComfortDelGro Corp. Ltd.	135,000	211,939
COSCO Corp. (Singapore) Ltd.[b]	70,000	41,210
CSE Global Ltd.[b]	56,000	36,265
CWT Ltd.[b]	17,000	19,149
DBS Group Holdings Ltd.	111,000	1,455,081
Ezion Holdings Ltd.[b]	50,000	87,131
Ezra Holdings Ltd.[a,b]	51,000	34,629
First REIT	58,000	55,316
First Resources Ltd.	37,000	48,793
Frasers Centrepoint Trust	40,000	60,285
Frasers Commercial Trust	58,000	59,414
Genting Singapore PLC	395,000	410,829
Global Logistic Properties Ltd.	202,000	450,316
GMG Global Ltd.	247,000	20,164
Golden Agri-Resources Ltd.	477,000	196,574
GuocoLeisure Ltd.	51,000	31,426
Ho Bee Investment Ltd.	18,000	30,943
Hong Leong Asia Ltd.[b]	17,000	20,550
Hutchison Port Holdings Trust	341,000	252,340
Hyflux Ltd.	41,000	41,999
Indofood Agri Resources Ltd.[b]	33,000	22,925
Jardine Cycle & Carriage Ltd.	7,000	221,547
K-Green Trust	74,000	59,539
Keppel Corp. Ltd.[b]	94,000	763,688
Keppel Land Ltd.	48,000	139,032
Keppel REIT Management Ltd.[b]	88,200	87,927
LionGold Corp. Ltd.[a,b]	65,000	59,441
Lippo Malls Indonesia Retail Trust	127,000	49,347
M1 Ltd.[b]	30,000	76,063
Mapletree Commercial Trust	89,000	83,135
Mapletree Industrial Trust[b]	82,000	86,895
Mapletree Logistics Trust	100,000	83,598
Midas Holdings Ltd.	105,000	39,562
Neptune Orient Lines Ltd.[a,b]	65,000	54,849
Noble Group Ltd.	273,000	191,793
Olam International Ltd.[b]	90,000	119,746
OSIM International Ltd.	18,000	28,965
Oversea-Chinese Banking Corp. Ltd.	167,000	1,384,293
Overseas Union Enterprise Ltd.[b]	22,000	48,872
Parkway Life REIT	27,000	52,985

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Perennial China Retail Trust	68,000	$30,158
Raffles Education Corp. Ltd.[a]	48,000	11,115
Raffles Medical Group Ltd.	21,000	53,079
Sabana Shari’ah Compliant Industrial REIT[b]	74,000	67,671
SATS Ltd.	45,000	117,273
SembCorp Industries Ltd.[b]	64,000	255,206
SembCorp Marine Ltd.[b]	57,000	203,579
Singapore Airlines Ltd.	34,000	269,822
Singapore Exchange Ltd.	55,000	329,409
Singapore Post Ltd.	111,000	114,577
Singapore Technologies Engineering Ltd.	104,000	349,401
Singapore Telecommunications Ltd.	525,000	1,619,569
SMRT Corp. Ltd.	48,000	53,314
Sound Global Ltd.[a,b]	54,000	25,433
Stamford Land Corp. Ltd.	110,000	48,354
Starhill Global REIT	119,000	76,596
StarHub Ltd.	44,000	151,968
STX OSV Holdings Ltd.[b]	37,000	23,961
Suntec REIT	152,000	189,709
Super Group Ltd.[b]	16,000	60,411
Swiber Holdings Ltd.	57,000	33,110
Tat Hong Holdings Ltd.[b]	26,000	23,776
Tiger Airways Holdings Ltd.[a]	44,400	20,911
United Engineers Ltd.[b]	22,000	40,582
United Overseas Bank Ltd.	82,000	1,381,310
UOL Group Ltd.	31,000	169,850
Venture Corp. Ltd.[b]	18,000	103,426
Wheelock Properties Ltd.	18,000	25,857
Wilmar International Ltd.	124,000	306,605
Wing Tai Holdings Ltd.	30,000	50,159
Yangzijiang Shipbuilding	124,000	91,008
Yanlord Land Group Ltd.	38,000	36,838
Ying Li International Real Estate Ltd.[a]	67,000	22,615

		15,610,800
SPAIN — 2.84%
Abengoa SA Class B	12,747	30,382
Abertis Infraestructuras SA	24,027	445,224
Acciona SAb	1,725	80,913
Acerinox SAb	7,511	76,816
Actividades de Construcciones y Servicios SA	9,701	278,240
Almirall SA	4,587	59,934

Security	Shares	Value

Amadeus IT Holding SA Class A	24,818	$850,887
Antena 3 Television SA	5,114	53,374
Banco Bilbao Vizcaya Argentaria SA	358,475	3,388,176
Banco de Sabadell SAb	173,523	354,374
Banco Popular Espanol SAa	81,476	357,561
Banco Santander SA	700,906	5,113,256
Bankia SAa	270,624	238,248
Bankinter SA	28,732	130,555
Bolsas y Mercados Espanoles[b]	1,895	52,263
CaixaBank SA	75,007	276,086
Construcciones y Auxiliar de Ferrocarriles SA	93	40,035
Corporacion Financiera Alba SA	1,132	56,292
Distribuidora Internacional de Alimentacion SA	40,058	331,274
Duro Felguera SA	6,149	39,682
Ebro Foods SA	5,109	110,138
Enagas SA	12,699	312,966
Ence Energia y Celulosa SA	9,935	31,991
FAES FARMA SA	14,962	44,105
Ferrovial SA	26,912	457,409
Fomento de Construcciones y Contratas SAb	2,884	39,789
Gamesa Corporacion Tecnologica SA	14,949	110,168
Gas Natural SDG SA	23,013	467,535
Grifols SA	10,008	421,398
Grupo Catalana Occidente SA	3,027	78,619
Iberdrola SA	315,705	1,739,717
Indra Sistemas SA	7,011	94,957
Industria de Diseno Textil SA	14,129	1,879,872
International Consolidated Airlines Group SAa	61,229	271,064
Jazztel PLC[a]	14,832	134,318
Mapfre SA	51,101	186,600
Mediaset Espana Comunicacion SAa,b	11,940	123,856
Melia Hotels International SA	4,082	36,587
NH Hoteles SAa,b	6,270	25,060
Obrascon Huarte Lain SA	2,735	104,066
Pescanova SAa,d	498	—
Promotora de Informaciones SAa	47,348	11,631
Prosegur Compania de Seguridad SA	10,990	56,621
Red Electrica Corporacion SA	7,050	392,755

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Repsol SA	56,055	$1,339,043
Tecnicas Reunidas SA	2,124	96,668
Telefonica SAa	266,336	3,789,406
Tubacex SA	9,431	33,687
Tubos Reunidos SA	14,182	32,955
Viscofan SA	2,940	151,139
Zardoya Otis SA	10,261	149,195
Zeltia SAa	17,486	53,635

		25,030,522
SWEDEN — 3.33%
AarhusKarlshamn AB	1,811	103,630
Active Biotech ABa	4,045	30,883
AF AB Class B	2,196	61,486
Alfa Laval AB	20,556	465,159
Alliance Oil Co. Ltd. SDR[a]	6,073	39,815
Assa Abloy AB Class B	22,365	987,552
Atlas Copco AB Class A	45,706	1,189,521
Atlas Copco AB Class B	23,749	555,218
Avanza Bank Holding AB	1,727	39,635
Axfood AB	1,451	67,423
Axis Communications AB	2,952	84,009
Betsson AB	2,351	63,128
Bilia AB	1,323	23,531
Billerud AB	10,646	99,686
BioGaia AB Class B	958	32,686
Boliden AB	17,883	252,270
Castellum AB	9,980	142,006
CDON Group ABa,b	6,540	19,912
Clas Ohlson AB Class B	2,700	38,625
East Capital Explorer ABa	3,687	25,893
Electrolux AB Class B	15,520	450,932
Elekta AB Class B	23,763	404,661
Fabege AB	9,103	102,299
Fastighets AB Balder Class Ba	6,034	48,238
Getinge AB Class B	12,794	471,757
Hakon Invest ABa	4,143	115,367
Hennes & Mauritz AB Class B	61,752	2,294,005
Hexagon AB Class B	15,548	472,918
Hexpol AB	1,716	125,630
HiQ International AB	5,345	28,050
Hoganas AB Class B	1,784	88,164
Holmen AB Class B	3,150	91,041
Hufvudstaden AB Class A	6,211	78,636
Husqvarna AB Class B	26,696	159,868
Industrial & Financial Systems Class B	1,857	38,357

Security	Shares	Value

Industrivarden AB Class C	7,850	$140,764
Indutrade AB	1,186	42,099
Intrum Justitia AB	5,690	144,516
Investment AB Kinnevik Class B	13,494	406,313
Investor AB Class B	29,459	884,324
JM AB	5,151	136,737
Klovern AB	6,280	26,327
Kungsleden AB	8,206	52,481
Lindab International ABa	4,284	38,606
Loomis AB Class B	4,591	98,340
Lundbergforetagen AB	2,647	111,778
Lundin Petroleum ABa	14,349	315,261
Meda AB Class A	15,038	175,208
Medivir ABa	3,010	32,928
Mekonomen ABb	1,400	42,840
Millicom International Cellular SA SDR	4,024	320,460
Modern Times Group MTG AB Class B	3,677	172,039
NCC AB Class B	5,660	148,084
Net Entertainment AB	3,219	52,206
Nibe Industrier AB Class B	5,023	85,614
Nobia AB	6,877	49,768
Nordea Bank AB	170,853	2,157,915
Nordnet AB	6,256	19,048
Oriflame Cosmetics SA SDR[b]	2,656	86,801
Peab AB	12,261	67,065
Ratos AB Class B	12,961	115,314
Rezidor Hotel Group ABa	4,820	26,180
Saab AB Class B	3,953	71,428
Sandvik AB	68,946	869,750
Scania AB Class B	20,645	428,953
Securitas AB Class B	20,670	200,979
Skandinaviska Enskilda Banken AB Class A	99,927	1,100,039
Skanska AB Class B	24,263	456,609
SKF AB Class B	25,368	701,745
SSAB AB Class A	16,762	109,047
Svenska Cellulosa AB Class B	38,542	1,017,227
Svenska Handelsbanken AB Class A	32,636	1,478,030
Swedbank AB Class A	59,438	1,429,589
Swedish Match AB	13,190	491,404
Swedish Orphan Biovitrum ABa	10,607	79,359
Tele2 AB Class B	20,404	260,673
Telefonaktiebolaget LM Ericsson Class B	198,922	2,345,039

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

TeliaSonera AB	154,892	$1,118,576
Trelleborg AB Class B	16,092	282,648
Unibet Group PLC SDR	1,836	65,733
Volvo AB Class B	99,076	1,456,755
Wallenstam AB Class B	5,494	75,947
Wihlborgs Fastigheter AB	4,218	69,053

		29,349,590
SWITZERLAND — 8.42%
ABB Ltd. Registered	143,354	3,153,587
Acino Holding AG Registered[a]	497	39,315
Actelion Ltd. Registered	7,198	476,432
Adecco SA Registered	8,612	544,535
AFG Arbonia-Forster Holding AG Registered[a]	1,570	49,171
Allreal Holding AG Registered	774	107,126
AMS AG	635	44,491
Aryzta AG	5,546	341,719
Ascom Holding AG Registered	2,591	33,463
Baloise Holding AG Registered	3,053	330,551
Banque Cantonale Vaudoise Registered	171	87,971
Barry Callebaut AG Registered	129	124,606
Basilea Pharmaceutica AG Registered[a]	736	59,053
BKW AG	793	26,031
Bossard Holding AG Bearer	209	34,865
Bucher Industries AG Registered	431	108,081
Burckhardt Compression Holding AG	226	89,875
Clariant AG Registered	16,525	257,350
Compagnie Financiere Richemont SA Class A Bearer	34,244	3,339,080
Credit Suisse Group AG Registered	97,918	2,865,404
Dufry AG Registered[a,b]	1,643	213,785
EFG International AGa	3,059	40,001
EMS-Chemie Holding AG Registered	542	189,290
Flughafen Zurich AG Registered	265	142,889
Forbo Holding AG Registered	107	77,041
Galenica Holding AG Registered	297	226,949
GAM Holding AG	11,660	185,727
Gategroup Holding AGa	2,188	49,334
Geberit AG Registered	2,483	663,006
Georg Fischer AG Registered	280	146,080
Givaudan SA Registered	532	738,038

Security	Shares	Value

Helvetia Holding AG Registered	369	$164,216
Holcim Ltd. Registered	14,710	1,059,139
Huber & Suhner AG Registered	951	43,295
Implenia AG Registered[a]	825	44,839
Inficon Holding AG Registered	156	50,243
Intershop Holdings AG Bearer	112	38,482
Julius Baer Group Ltd.	14,360	649,728
Kaba Holding AG Class B Registered	253	100,884
Komax Holding AG Registered	466	49,276
Kudelski SA Bearer	2,808	37,172
Kuehne & Nagel International AG Registered	3,336	402,122
Kuoni Reisen Holding AG Class B Registered	230	82,863
LEM Holding SA Registered	42	26,172
Lindt & Spruengli AG Participation Certificates	50	195,663
Lindt & Spruengli AG Registered	7	317,850
Logitech International SA Registered	10,346	73,379
Lonza Group AG Registered	3,506	268,662
Meyer Burger Technology AGa,b	5,659	37,883
Micronas Semiconductor Holding AG Registered	3,283	23,108
Mobilezone Holding AG Bearer	6,185	61,108
Mobimo Holding AG Registered	484	101,108
Nestle SA Registered	209,808	14,158,060
Nobel Biocare Holding AG Registered	8,531	103,751
Novartis AG Registered	149,332	10,703,881
OC Oerlikon Corp. AG Registered	12,053	157,611
Orascom Development Holding AGa	800	7,577
Panalpina Welttransport Holding AG Registered	832	120,885
Pargesa Holding SA Bearer	1,658	118,218
Partners Group Holding AG	1,121	295,225
PSP Swiss Property AG Registered	2,298	201,692
Rieter Holding AG Registered	244	48,346
Roche Holding AG Genusschein	45,826	11,245,039
Schindler Holding AG Participation Certificates	3,055	435,654
Schindler Holding AG Registered	1,333	185,356
Schmolz + Bickenbach AG Registered[a,b]	4,623	15,076
Schweiter Technologies AG Bearer	78	49,949

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Schweizerische National-Versicherungs-Gesellschaft AG Registered	915	$42,641
SGS SA Registered	352	793,672
Siegfried Holding AG Registered[a]	336	49,361
Sika AG Bearer	138	383,337
Sonova Holding AG Registered	3,214	353,518
St Galler Kantonalbank AG Registered	127	47,429
Straumann Holding AG Registered	592	89,009
Sulzer AG Registered	1,558	232,237
Swatch Group AG (The) Bearer	2,001	1,184,470
Swatch Group AG (The) Registered	2,748	282,593
Swiss Life Holding AG Registered	2,069	370,089
Swiss Prime Site AG Registered	3,189	233,731
Swiss Re AG	23,002	1,824,514
Swisscom AG Registered	1,469	653,750
Swisslog Holding AG Registered	35,229	38,294
Swissquote Group Holding SA Registered	942	29,553
Syngenta AG Registered	5,969	2,359,591
Tecan AG Registered	862	82,985
Temenos Group AG Registered[a]	4,600	120,303
Transocean Ltd.	23,176	1,091,765
U-Blox AG	693	47,734
UBS AG Registered	237,383	4,657,474
Valiant Holding Registered	1,059	99,215
Valora Holding AG Registered	218	43,921
Vetropack Holding AG Bearer	17	33,299
Vontobel Holding AG Registered	1,830	64,503
Zehnder Group AG Bearer	829	33,993
Zurich Insurance Group AGa	9,650	2,587,112

		74,288,451
UNITED KINGDOM — 21.81%
3i Group PLC	63,118	366,876
888 Holdings PLC	12,671	32,830
Abcam PLC	13,463	96,542
Aberdeen Asset Management PLC	62,012	361,293
Admiral Group PLC	11,867	252,413
Advanced Medical Solutions Group PLC	19,221	22,365
Afren PLC[a]	72,246	148,959
African Minerals Ltd.[a,b]	15,450	50,828
Aggreko PLC	17,247	465,422
Alent PLC	19,708	109,803

Security	Shares	Value

AMEC PLC	19,109	$312,009
Amerisur Resources PLC[a]	52,869	35,267
Amlin PLC	31,692	193,196
Anglo American PLC	89,453	1,909,462
Anglo Pacific Group PLC	7,755	21,927
Antofagasta PLC	25,172	336,589
ARM Holdings PLC	90,292	1,197,763
Ashmore Group PLC	22,096	124,179
Ashtead Group PLC	33,031	353,541
ASOS PLC[a]	4,508	323,675
Associated British Foods PLC	22,677	668,337
AstraZeneca PLC	81,032	4,096,999
Avanti Communications Group PLC[a,b]	5,987	13,978
AVEVA Group PLC	4,300	156,717
Aviva PLC	189,428	1,066,882
AZ Electronic Materials SA	24,097	112,008
Babcock International Group PLC	22,957	408,946
BAE Systems PLC	211,723	1,431,261
Balfour Beatty PLC	45,300	169,564
Bank of Georgia Holdings PLC	2,135	57,614
Barclays PLC	794,587	3,468,139
Barratt Developments PLC[a]	64,176	317,178
BBA Aviation PLC	30,452	138,500
Beazley PLC	37,309	124,720
Bellway PLC	8,198	171,514
Berendsen PLC	12,131	150,256
Berkeley Group Holdings PLC (The)	8,086	276,926
Betfair Group PLC	4,670	65,100
BG Group PLC	221,353	3,981,682
BHP Billiton PLC	137,109	3,905,766
Big Yellow Group PLC	9,096	59,986
Blinkx PLC[a]	23,283	46,241
Bodycote PLC	13,648	128,181
Booker Group PLC	100,811	201,742
Bovis Homes Group PLC	9,537	115,596
Bowleven PLC[a]	24,358	23,265
BP PLC	1,241,839	8,557,766
Brewin Dolphin Holdings PLC	18,103	69,628
British American Tobacco PLC	124,897	6,638,613
British Land Co. PLC	58,517	530,070
British Sky Broadcasting Group PLC	67,517	847,534
Britvic PLC	16,422	135,437
BT Group PLC	512,986	2,649,666
BTG PLC[a]	24,565	141,407

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Bunzl PLC	20,842	$445,209
Burberry Group PLC	28,489	660,818
Bwin.Party Digital Entertainment PLC[a]	38,897	82,617
Cable & Wireless Communications PLC	175,790	107,962
Cairn Energy PLC[a]	36,405	148,576
Cape PLC	7,759	29,878
Capita PLC	41,981	663,820
Capital & Counties Properties PLC	42,955	235,025
Capital Shopping Centres Group PLC	41,069	209,576
Carillion PLC	28,465	128,643
Carnival PLC	11,553	445,404
Catlin Group Ltd.	22,965	176,169
Centamin PLC[a]	111,294	62,902
Centrica PLC	335,365	1,987,961
Chemring Group PLC	12,001	56,038
Chesnara PLC	10,471	40,996
Chime Communications PLC	8,307	35,641
Cineworld Group PLC	13,008	73,953
Clarkson PLC	1,729	49,489
Close Brothers Group PLC	10,372	164,321
Cobham PLC	68,586	299,046
Coca-Cola HBC AG	3,735	96,941
Coca-Cola HBC AG SP ADR	9,101	236,717
COLT Group SAa	23,892	37,381
Compass Group PLC	118,203	1,609,231
Computacenter PLC	5,816	42,852
Croda International PLC	8,624	328,037
CSR PLC	10,042	86,626
Daily Mail & General Trust PLC Class A NVS	19,407	237,288
Dairy Crest Group PLC	10,663	82,445
Darty PLC	38,541	45,283
De La Rue PLC	6,433	96,406
Debenhams PLC	83,763	137,656
Derwent London PLC	5,779	211,234
Devro PLC	10,824	51,280
Diageo PLC	162,416	5,057,579
Dialight PLC	2,562	42,764
Dignity PLC	4,231	94,612
Diploma PLC	7,740	67,472
Direct Line Insurance Group PLC	49,971	171,820
Dixons Retail PLC[a]	238,547	164,406

Security	Shares	Value

Domino Printing Sciences PLC	7,341	$70,560
Domino’s Pizza Group PLC	9,532	82,515
Drax Group PLC	25,905	251,938
DS Smith PLC	60,721	238,793
Dunelm Group PLC	5,680	84,820
easyJet PLC	10,531	225,433
Electrocomponents PLC	28,833	107,576
Elementis PLC	31,840	121,015
EnQuest PLC[a]	49,388	92,695
Enterprise Inns PLC[a]	31,565	61,875
Essar Energy PLC[a]	18,245	36,954
Experian PLC	64,799	1,211,281
F&C Asset Management PLC	35,551	53,897
Faroe Petroleum PLC[a]	15,133	26,326
Fenner PLC	12,916	67,634
Ferrexpo PLC	11,400	29,225
Fidessa Group PLC	2,757	83,804
Filtrona PLC	15,650	183,641
FirstGroup PLC	81,313	123,213
Fresnillo PLC	15,650	244,142
G4S PLC	90,864	309,810
Galliford Try PLC	6,659	100,045
Gem Diamonds Ltd.[a]	6,720	14,339
Genus PLC	4,594	95,835
GKN PLC	105,159	558,151
GlaxoSmithKline PLC	318,240	8,124,755
Glencore International PLC	649,280	2,731,546
Go-Ahead Group PLC (The)	2,606	62,502
Grainger PLC	32,605	86,010
Great Portland Estates PLC	22,047	185,839
Greencore Group PLC	30,682	68,378
Greene King PLC	14,071	186,658
Greggs PLC	9,735	63,876
Gulf Keystone Petroleum Ltd.[a,b]	54,756	138,839
Halfords Group PLC	13,900	77,696
Halma PLC	25,428	214,339
Hammerson PLC	44,415	356,541
Hansteen Holdings PLC	43,964	62,653
Hargreaves Lansdown PLC	13,922	206,949
Hargreaves Services PLC	2,996	36,246
Hays PLC	95,587	149,407
Helical Bar PLC	10,840	49,138
Henderson Group PLC	67,226	167,247
Heritage Oil PLC[a]	11,844	29,717
Highland Gold Mining Ltd.	53,744	51,943

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Hikma Pharmaceuticals PLC	9,418	$158,773
Hill & Smith Holdings PLC	6,859	45,624
Hiscox Ltd.	22,389	220,628
Home Retail Group PLC	53,746	122,548
Homeserve PLC	18,589	74,738
Howden Joinery Group PLC	44,086	193,024
HSBC Holdings PLC	1,204,599	13,656,562
Hunting PLC	8,080	101,550
ICAP PLC	35,698	220,160
IG Group Holdings PLC	24,133	211,289
Imagination Technologies Group PLC[a]	13,132	46,805
IMI PLC	20,816	432,977
Imperial Tobacco Group PLC	63,655	2,128,881
Inchcape PLC	28,803	249,119
Informa PLC	39,829	317,009
Inmarsat PLC	29,295	303,561
Innovation Group PLC[a]	96,701	42,515
InterContinental Hotels Group PLC	16,994	491,315
Intermediate Capital Group PLC	27,444	202,332
International Personal Finance PLC	16,125	155,478
Interserve PLC	9,411	72,693
Intertek Group PLC	10,234	469,336
Invensys PLC	42,307	318,324
Investec PLC	37,276	248,258
IQE PLC[a]	59,919	21,802
ITE Group PLC	18,151	78,096
ITV PLC	243,172	621,562
J Sainsbury PLC	75,491	450,468
Jardine Lloyd Thompson Group PLC	8,614	116,684
JD Wetherspoon PLC	6,453	69,558
John Menzies PLC	3,074	34,370
John Wood Group PLC	22,957	313,758
Johnson Matthey PLC	13,066	561,577
Jupiter Fund Management PLC	18,663	91,842
Kcom Group PLC	41,535	52,390
Keller Group PLC	5,311	89,294
Kentz Corp. Ltd.	5,464	35,653
Kier Group PLC[b]	7,120	160,187
Kingfisher PLC	151,352	912,092
Kofax PLC[a]	6,786	35,236
Ladbrokes PLC	59,243	191,307
Laird PLC	16,231	47,492
Lancashire Holdings Ltd.	11,072	135,461
Land Securities Group PLC	49,165	707,352

Security	Shares	Value

Legal & General Group PLC	379,924	$1,111,072
Lloyds Banking Group PLC[a]	2,972,583	3,085,658
London Mining PLC[a]	10,029	13,912
London Stock Exchange Group PLC	11,464	273,561
LondonMetric Property PLC	34,758	59,809
Lonmin PLC[a]	36,650	173,135
Lookers PLC	26,467	48,953
Majestic Wine PLC	5,738	44,191
Man Group PLC	114,842	139,807
Marks & Spencer Group PLC	102,926	751,337
Marston’s PLC	43,191	101,755
Mears Group PLC	8,110	49,427
Meggitt PLC	49,943	414,545
Melrose Industries PLC	80,849	345,650
Michael Page International PLC	18,142	122,806
Micro Focus International PLC	10,548	127,291
Millennium & Copthorne Hotels PLC	9,613	80,447
Mitchells & Butlers PLC[a]	13,169	83,114
Mitie Group PLC	23,703	97,384
Mondi PLC	23,829	353,673
Moneysupermarket.com Group PLC	22,247	61,047
Monitise PLC[a]	85,454	49,230
Morgan Crucible Co. PLC (The)	18,862	87,360
Morgan Sindall Group PLC	3,812	38,721
Mothercare PLC[a]	7,991	50,670
N Brown Group PLC	10,870	85,364
National Express Group PLC	27,486	105,925
National Grid PLC	236,769	2,823,170
Next PLC	10,315	780,339
Northgate PLC	9,509	56,223
Ocado Group PLC[a]	25,862	120,565
Old Mutual PLC	312,083	918,825
Ophir Energy PLC[a]	29,245	166,840
Pace PLC	20,521	97,035
Pan African Resources PLC[a]	103,524	20,403
Paragon Group of Companies PLC	20,610	100,643
Pearson PLC	52,050	1,065,290
Pendragon PLC	110,176	45,934
Pennon Group PLC	23,078	243,337
Persimmon PLC	19,719	369,502
Petra Diamonds Ltd.[a]	37,739	68,657
Petrofac Ltd.	16,540	329,241
Petropavlovsk PLC	11,327	15,197
Phoenix Group Holdings	9,698	107,697
Playtech Ltd.	11,243	118,718

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Premier Farnell PLC	24,526	$84,367
Premier Foods PLC[a]	17,527	23,184
Premier Oil PLC	33,520	183,300
Primary Health Properties PLC	8,069	41,470
Provident Financial PLC	9,101	232,903
Prudential PLC	166,270	2,941,699
PZ Cussons PLC	17,162	102,409
QinetiQ Group PLC	45,345	127,110
Quindell Portfolio PLC[a]	53,853	8,981
Quintain Estates and Development PLC[a]	44,457	59,143
Randgold Resources Ltd.	6,551	473,739
Rathbone Brothers PLC	3,719	94,158
Reckitt Benckiser Group PLC	41,922	2,973,777
Redrow PLC[a]	17,599	65,368
Reed Elsevier PLC	77,165	993,211
Regus PLC	45,246	127,038
Renishaw PLC	2,375	56,530
Rentokil Initial PLC	120,527	179,070
Resolution Ltd.	90,068	442,141
Restaurant Group PLC (The)	14,370	115,355
Rexam PLC	49,670	370,336
Rightmove PLC	6,713	247,409
Rio Tinto PLC	82,649	3,702,615
Rockhopper Exploration PLC[a]	19,583	38,967
Rolls-Royce Holdings PLC	122,202	2,176,856
Rotork PLC	5,652	227,585
Royal Bank of Scotland Group PLC[a]	136,872	659,035
Royal Dutch Shell PLC Class A	242,965	8,243,606
Royal Dutch Shell PLC Class B	170,674	6,001,712
RPC Group PLC	12,735	88,580
RPS Group PLC	15,589	53,389
RSA Insurance Group PLC	224,963	426,319
SABMiller PLC	62,039	3,029,016
Sage Group PLC (The)	71,731	381,161
Salamander Energy PLC[a]	16,489	29,848
Savills PLC	8,120	77,555
Schroders PLC	6,736	250,707
SDL PLC	5,156	25,932
SEGRO PLC	47,486	223,748
Senior PLC	29,706	119,660
Serco Group PLC	31,781	302,098
Severn Trent PLC	15,249	409,886
Shaftesbury PLC	16,488	157,979
Shanks Group PLC	32,701	43,627

Security	Shares	Value

Shire PLC	35,801	$1,303,712
SIG PLC	41,068	113,191
Sirius Minerals PLC[a,b]	80,184	20,666
Smith & Nephew PLC	57,070	678,757
Smiths Group PLC	24,836	521,489
SOCO International PLC[a]	13,093	72,987
Spectris PLC	7,733	247,368
Speedy Hire PLC	51,332	45,915
Spirax-Sarco Engineering PLC	4,918	213,612
Spirent Communications PLC	41,986	84,085
Spirit Pub Co. PLC	45,384	53,323
Sports Direct International PLC[a]	15,215	152,010
SSE PLC	61,971	1,479,730
St James’s Place PLC	21,977	205,907
St. Modwen Properties PLC	12,449	59,659
Stagecoach Group PLC	25,994	131,899
Standard Chartered PLC	156,606	3,619,506
Standard Life PLC	152,403	876,375
SThree PLC	8,599	44,943
Stobart Group Ltd.[b]	21,905	32,296
SuperGroup PLC[a]	1,982	32,332
Synergy Health PLC	4,717	79,521
Synthomer PLC	20,502	61,138
TalkTalk Telecom Group PLC	31,616	118,391
Tate & Lyle PLC	29,454	374,645
Taylor Wimpey PLC	211,605	341,656
Telecity Group PLC	13,762	185,480
Telecom plus PLC	4,142	82,826
Tesco PLC	521,075	2,901,580
Thomas Cook Group PLC[a]	100,901	234,963
Travis Perkins PLC	15,853	409,058
TT electronics PLC	13,216	34,111
TUI Travel PLC	28,712	166,367
Tullett Prebon PLC	15,237	76,900
Tullow Oil PLC	58,217	916,137
UBM PLC	16,881	182,090
Ultra Electronics Holdings PLC	4,672	128,627
Unilever PLC	82,920	3,355,222
UNITE Group PLC	12,428	73,538
United Drug PLC	17,473	92,980
United Utilities Group PLC	42,990	470,237
Vectura Group PLC[a]	28,114	40,065
Vedanta Resources PLC	5,852	103,180
Vesuvius PLC	19,851	127,603
Victrex PLC	5,171	118,376

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Security	Shares	Value

Vodafone Group PLC	3,184,149	$9,533,973
W.S. Atkins PLC	7,204	126,472
Weir Group PLC (The)	13,721	447,029
WH Smith PLC	8,197	96,745
Whitbread PLC	11,229	549,866
William Hill PLC	55,113	406,490
Wm Morrison Supermarkets PLC	134,885	591,187
Wolseley PLC	17,610	839,908
Workspace Group PLC	8,053	55,135
WPP PLC	81,813	1,468,546
Xchanging PLC	21,586	44,179
Xcite Energy Ltd.[a]	18,901	29,156
XP Power Ltd.	1,244	25,178

		192,274,064

TOTAL COMMON STOCKS
(Cost: $836,893,535)		871,699,058

PREFERRED STOCKS — 0.60%

GERMANY — 0.59%
Bayerische Motoren Werke AG	3,398	257,863
Biotest AG	537	38,976
Draegerwerk AG & Co. KGaA	390	52,304
Fuchs Petrolub AG	2,344	175,513
Henkel AG & Co. KGaA	11,597	1,133,988
Jungheinrich AG	1,066	50,589
Porsche Automobil Holding SE	10,178	865,492
ProSiebenSat.1 Media AG	6,921	283,421
RWE AG NVS[b]	2,371	71,089
Sartorius AG	576	62,962
Sixt AG	922	18,878
Sto AG	166	26,076
Volkswagen AG	9,366	2,221,807

		5,258,958
ITALY — 0.01%
Unipol Gruppo Finanziario SpA	19,163	64,530

		64,530

TOTAL PREFERRED STOCKS
(Cost: $4,814,427)		5,323,488

RIGHTS — 0.02%

HONG KONG — 0.00%
New Hotel[a]	2,862	—

		—

Security	Shares	Value

ITALY — 0.00%
ASTM SpA[a]	2,529	$6

		6
SPAIN — 0.02%
Banco Santander SAa	700,906	153,565
CaixaBank SAa	75,007	5,279
Zardoya Otis SAa	10,261	5,831

		164,675

TOTAL RIGHTS
(Cost: $147,553)		164,681

SHORT-TERM INVESTMENTS — 0.84%

MONEY MARKET FUNDS — 0.84%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[e,f,g]	5,721,026	5,721,026
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[e,f,g]	366,341	366,341
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	1,280,565	1,280,565

		7,367,932

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,367,932)		7,367,932

TOTAL INVESTMENTS IN SECURITIES — 100.31%
(Cost: $849,223,447)		884,555,159
Other Assets, Less Liabilities — (0.31)%		(2,714,553)

NET ASSETS — 100.00%		$881,840,606

FDR  —  Fiduciary Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2013

Financial futures contracts purchased as of July 31, 2013 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Net Unrealized Appreciation (Depreciation)
48	MSCI EAFE E-Mini (Sep. 2013)	NYSE LIFFE	$4,135,920	$40,964

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Consolidated Schedule of Investments

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 96.62%

AUSTRALIA — 5.41%
Abacus Property Group	2,572	$5,101
Acrux Ltd.	1,171	3,542
Adelaide Brighton Ltd.	2,134	6,282
AGL Energy Ltd.	3,618	47,243
ALS Ltd.	2,446	18,637
Alumina Ltd.[a]	10,287	8,955
Amcor Ltd.	7,578	72,021
AMP Ltd.	18,209	73,864
Ansell Ltd.	592	9,850
APA Group	6,524	35,130
Aquila Resources Ltd.[a]	1,027	1,926
ARB Corp. Ltd.	548	6,649
Ardent Leisure Group	3,663	5,851
Aristocrat Leisure Ltd.	1,921	7,482
Arrium Ltd.	11,181	9,984
Asciano Ltd.	6,056	27,610
ASX Ltd.	1,090	33,944
Atlas Iron Ltd.	12,074	8,831
Aurizon Holdings Ltd.	12,769	52,026
Aurora Oil and Gas Ltd.[a]	4,586	13,294
Australand Property Group	1,061	3,285
Australia and New Zealand Banking Group Ltd.	15,213	406,311
Automotive Holdings Group	1,203	4,092
AWE Ltd.[a]	5,685	6,888
Bank of Queensland Ltd.	1,099	9,390
Beach Energy Ltd.	5,241	6,303
Beadell Resources Ltd.[a]	8,400	5,654
Bendigo and Adelaide Bank Ltd.	2,842	27,240
BHP Billiton Ltd.	17,967	558,552
Billabong International Ltd.[a]	6,500	2,363
BlueScope Steel Ltd.[a]	2,443	11,774
Boart Longyear Ltd.	18,151	8,389
Boral Ltd.	4,772	18,158
Bradken Ltd.	908	4,017
Brambles Ltd.	9,773	79,639
Buru Energy Ltd.[a]	3,728	5,821
BWP Trust	3,289	7,261
Cabcharge Australia Ltd.	1,083	4,208
Caltex Australia Ltd.	840	14,105
Cardno Ltd.	742	3,643
carsales.com Ltd.	899	8,028
CFS Retail Property Trust Group	18,074	33,252

Security	Shares	Value

Challenger Ltd.	2,345	$8,986
Charter Hall Group	1,355	4,682
Charter Hall Retail REIT	1,718	5,951
Coca-Cola Amatil Ltd.	3,672	42,346
Cochlear Ltd.	354	19,405
Commonwealth Bank of Australia	8,843	588,942
Commonwealth Property Office Fund	8,879	9,204
Computershare Ltd.	2,824	24,786
Crown Ltd.	1,960	22,515
CSL Ltd.	3,008	178,358
CSR Ltd.	3,372	6,627
David Jones Ltd.	2,408	5,835
Decmil Group Ltd.	1,251	2,358
Dexus Property Group	24,069	22,681
Downer EDI Ltd.	1,944	6,577
Drillsearch Energy Ltd.[a]	11,303	13,897
DUET Group	4,527	8,776
DuluxGroup Ltd.	2,079	8,321
Echo Entertainment Group Ltd.	2,874	6,758
Envestra Ltd.	4,492	4,475
Evolution Mining Ltd.[a]	6,139	4,793
Fairfax Media Ltd.	13,115	5,650
Federation Centres	14,323	30,079
FlexiGroup Ltd.	1,000	4,083
Flight Centre Ltd.	212	8,628
Fortescue Metals Group Ltd.	8,927	29,322
G.U.D Holdings Ltd.	801	4,608
Goodman Fielder Ltd.[a]	9,770	6,708
Goodman Group	9,135	38,696
GPT Group	9,035	29,677
GrainCorp Ltd. Class A	909	10,091
GWA Group Ltd.	2,859	6,312
Harvey Norman Holdings Ltd.	2,398	5,725
iiNET Ltd.	1,136	6,178
Iluka Resources Ltd.	2,755	27,247
Incitec Pivot Ltd.	9,305	21,963
Independence Group NL	1,197	3,481
Insurance Australia Group Ltd.	12,680	66,116
Investa Office Fund	2,423	6,415
Invocare Ltd.	670	6,999
IOOF Holdings Ltd.	989	7,331
Iress Ltd.	706	5,246
James Hardie Industries SE	2,600	21,560
JB Hi-Fi Ltd.	541	9,021
Karoon Gas Australia Ltd.[a]	2,489	12,643

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Kingsgate Consolidated Ltd.	3,060	$4,380
Leighton Holdings Ltd.	597	8,851
Lend Lease Group	2,710	21,329
Lynas Corp. Ltd.[a,b]	24,727	8,987
M2 Telecommunications Group Ltd.	1,134	6,371
Macquarie Atlas Roads Group	3,307	6,678
Macquarie Group Ltd.	1,767	69,601
McMillan Shakespeare Ltd.	333	2,430
Mermaid Marine Australia Ltd.	1,777	6,267
Mesoblast Ltd.[a]	657	3,461
Metcash Ltd.	3,436	10,639
Mineral Deposits Ltd.[a]	3,556	6,861
Mineral Resources Ltd.	648	5,525
Mirvac Group	17,621	25,935
Monadelphous Group Ltd.	345	5,096
Mount Gibson Iron Ltd.	11,833	5,947
Myer Holdings Ltd.	2,942	7,076
National Australia Bank Ltd.	12,987	363,991
Navitas Ltd.	828	4,459
Northern Star Resources Ltd.	5,250	4,076
NRW Holdings Ltd.	5,390	4,716
Nufarm Ltd.	764	3,085
Orica Ltd.	2,331	37,823
Origin Energy Ltd.	6,225	66,760
OZ Minerals Ltd.	3,548	12,959
Pacific Brands Ltd.	6,949	5,145
Paladin Energy Ltd.[a]	8,651	7,764
PanAust Ltd.	9,625	16,930
Perpetual Ltd.	214	7,663
Perseus Mining Ltd.[a]	8,563	4,496
Platinum Asset Management Ltd.	1,041	5,914
Premier Investments Ltd.	685	4,770
Primary Health Care Ltd.	2,134	9,729
Qantas Airways Ltd.[a]	4,823	5,454
QBE Insurance Group Ltd.	7,014	103,296
Qube Logistics Holdings Ltd.	2,634	4,184
Ramsay Health Care Ltd.	848	28,029
Regis Resources Ltd.[a]	2,288	7,269
Resolute Mining Ltd.	7,838	5,733
Rio Tinto Ltd.	2,344	120,979
SAI Global Ltd.	1,446	4,918
Sandfire Resources NLa	1,892	9,288
Santos Ltd.	5,239	64,273
Seek Ltd.	1,284	10,866
Senex Energy Ltd.[a]	4,590	3,131

Security	Shares	Value

Seven West Media Ltd.	3,274	$6,288
Shopping Centres Australasia Property Group	16,037	23,244
Sigma Pharmaceuticals Ltd.	7,241	4,289
Silex Systems Ltd.[a]	773	1,811
Sims Metal Management Ltd.	768	6,203
Skilled Group Ltd.	1,738	4,617
SMS Management & Technology Ltd.	973	4,628
Sonic Healthcare Ltd.	2,440	31,336
Southern Cross Media Group Ltd.	4,227	5,595
SP AusNet	6,471	6,853
Spark Infrastructure Group	5,098	8,167
Stockland Corp. Ltd.	11,054	35,515
Suncorp Group Ltd.	6,810	78,351
Super Retail Group Ltd.	638	7,226
Sydney Airport	1,034	3,331
Tabcorp Holdings Ltd.	2,793	8,196
Tatts Group Ltd.	8,061	23,078
Telstra Corp. Ltd.	23,354	104,586
Ten Network Holdings Ltd.[a]	19,931	4,919
Toll Holdings Ltd.	4,209	20,133
TPG Telecom Ltd.	1,168	3,868
Transfield Services Ltd.	2,968	2,371
Transpacific Industries Group Ltd.[a]	4,285	3,288
Transurban Group	9,475	57,653
Treasury Wine Estates Ltd.	3,920	16,781
UGL Ltd.	727	4,750
Wesfarmers Ltd.	5,795	210,941
Western Areas NL	3,903	10,859
Westfield Group	11,790	118,718
Westfield Retail Trust	19,964	53,929
Westpac Banking Corp.	17,173	476,074
Whitehaven Coal Ltd.	2,001	3,529
Woodside Petroleum Ltd.	3,652	123,201
Woolworths Ltd.	7,112	212,670
WorleyParsons Ltd.	1,128	22,301
Wotif.com Holdings Ltd.	822	3,652

		5,892,732
AUSTRIA — 0.27%
AMAG Austria Metall AGc	82	2,183
Andritz AG	523	28,161
CA Immobilien Anlagen AG	373	4,681
conwert Immobilien Invest SE	356	3,828
Erste Group Bank AG	1,581	47,928
EVN AG	240	3,073

SCHEDULES OF INVESTMENTS	43

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Flughafen Wien AG	61	$3,872
IMMOFINANZ AG	9,109	37,217
Lenzing AG	48	3,638
Mayr-Melnhof Karton AG	46	5,037
Oesterreichische Post AG	158	6,735
OMV AG	922	40,726
Raiffeisen International Bank Holding AG	210	6,370
RHI AG	134	4,201
S IMMO AG	2,970	18,228
Schoeller-Bleckmann Oilfield Equipment AG	51	6,010
Semperit AG Holding	72	2,675
Telekom Austria AG	975	6,765
Verbund AG	328	6,457
Vienna Insurance Group AG	186	9,601
Voestalpine AG	954	36,502
Wienerberger AG	640	8,354

		292,242
BELGIUM — 0.82%
Ackermans & van Haaren NV	98	8,877
Ageas	1,278	51,071
Anheuser-Busch InBev NV	4,524	434,801
Barco NV	69	5,161
Befimmo SCA	114	7,796
Bekaert NV	186	6,527
Belgacom SA	533	13,040
Cofinimmo SA	70	7,994
Colruyt SA	441	25,110
Compagnie d’Entreprises CFE SA	102	6,176
Delhaize Brothers and Co. “The Lion” (Delhaize Group)	616	40,370
Elia System Operator SA	127	5,356
EVS Broadcast Equipment SA	135	9,755
Galapagos NVa	186	4,013
GIMV NV	147	7,398
Groupe Bruxelles Lambert SA	534	43,374
KBC Groep NV	1,301	52,085
Kinepolis Group NV	53	7,108
Mobistar SA	143	2,041
Nyrstar NV	765	3,373
SA D’Ieteren NV	92	4,169
Solvay SA	342	46,230
Telenet Group Holding NV	213	10,294
Tessenderlo Chemie NV	197	5,323

Security	Shares	Value

ThromboGenics NVa,b	168	$6,894
UCB SA	676	38,890
Umicore SA	668	30,038
Warehouses De Pauw SCA	107	7,157

		890,421
BRAZIL — 1.20%
Abril Educacao SA Units	100	1,537
Aliansce Shopping Centers SA	400	3,686
ALL — America Latina Logistica SA	1,900	7,339
Anhanguera Educacional Participacoes SA	2,300	13,931
Arezzo Industria e Comercio SA	200	3,117
Arteris SA	400	3,798
Autometal SA	200	1,594
B2W Companhia Global do Varejo[a]	400	1,857
Banco Bradesco SA	4,690	63,470
Banco do Brasil SA	3,200	31,772
Banco Santander (Brasil) SA Units	4,400	26,227
BM&F Bovespa SA	10,200	54,947
BR Malls Participacoes SA	2,200	19,482
BR Properties SA	600	4,966
Brasil Brokers Participacoes SA	900	2,282
Brasil Insurance Participacoes e Administracao SA	300	2,891
BRF — Brasil Foods SA	3,800	80,883
Brookfield Incorporacoes SAa	20,600	14,977
CCR SA	4,900	38,414
Centrais Eletricas Brasileiras SA	3,100	6,218
CETIP SA — Mercados Organizados	700	7,051
Cielo SA	2,000	49,262
Companhia de Bebidas das Americas	800	30,128
Companhia de Saneamento Basico do Estado de Sao Paulo	2,000	20,497
Companhia de Saneamento de Minas Gerais SA	200	3,170
Companhia Hering SA	500	6,701
Companhia Siderurgica Nacional SA	8,900	25,609
Cosan SA Industria e Comercio	400	7,578
CPFL Energia SA	800	7,396
Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,100	7,848
Diagnosticos da America SA	1,000	5,234
Duratex SA	990	5,663
EcoRodovias Infraestrutura e Logistica SA	600	4,218

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

EDP Energias do Brasil SA	900	$4,655
Embraer SA	3,100	26,339
Equatorial Energia SA	428	3,494
Estacio Participacoes SA	2,600	20,064
Eternit SA	1,000	4,191
Even Construtora e Incorporadora SA	800	2,975
EZ TEC Empreendimentos e Participacoes SA	200	2,408
Fibria Celulose SAa	2,100	23,361
Fleury SA	300	2,549
Gafisa SAa	6,100	7,374
Helbor Empreendimentos SA	650	2,420
HRT Participacoes em Petroleo SAa	15,600	11,546
Hypermarcas SA	1,300	9,400
Iochpe-Maxion SA	800	8,794
JBS SA	5,700	15,902
JHSF Participacoes SA	500	1,237
Julio Simoes Logistica SA	400	2,579
Kroton Educacional SA	1,100	15,657
Light SA	200	1,550
LLX Logistica SAa	20,600	8,661
Localiza Rent A Car SA	525	7,473
Lojas Renner SA	900	23,808
LPS Brasil — Consultoria de Imoveis SA	400	3,237
M Dias Branco SA	300	12,153
Marfrig Alimentos SAa	2,600	8,210
Mills Estruturas e Servicos de Engenharia SA	300	3,745
MMX Mineracao e Metalicos SAa	25,714	18,582
MPX Energia SAa	600	1,826
MRV Engenharia e Participacoes SA	4,300	12,222
Multiplan Empreendimentos Imobiliarios SA	200	4,411
Multiplus SA	200	2,704
Natura Cosmeticos SA	900	18,112
Odontoprev SA	1,000	4,095
PDG Realty SA Empreendimentos e Participacoes[a]	14,000	11,282
Petroleo Brasileiro SA	18,800	126,634
Porto Seguro SA	400	4,502
Qualicorp SAa	700	5,120
Raia Drogasil SA	700	5,917
Restoque Comercio e Confeccoes de Roupas SA	600	1,608

Security	Shares	Value

Rossi Residencial SAa	7,057	$8,221
Santos Brasil Participacoes SA Units	200	2,234
Sao Martinho SA	200	2,170
SLC Agricola SA	300	2,503
Sonae Sierra Brasil SA	200	2,019
Souza Cruz SA	2,100	25,274
Sul America SA Units	595	3,560
Tecnisa SAa	600	2,410
Tegma Gestao Logistica SA	200	1,945
TIM Participacoes SA	4,900	18,198
Totvs SA	400	6,307
Tractebel Energia SA	1,300	20,724
Ultrapar Participacoes SA	1,600	37,945
Vale SA	10,500	142,649
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	200	3,027
WEG SA	1,200	14,715

		1,308,441
CANADA — 7.54%
Advantage Oil & Gas Ltd.[a]	876	3,161
Aecon Group Inc.	334	3,853
AG Growth International Inc.	119	4,305
AGF Management Ltd. Class B	422	4,926
Agnico-Eagle Mines Ltd.	894	25,401
Agrium Inc.	955	80,948
Aimia Inc.	674	10,182
Alacer Gold Corp.	918	2,170
Alamos Gold Inc.	488	7,182
Alaris Royalty Corp.	312	10,319
Algonquin Power & Utilities Corp.	628	4,264
Alimentation Couche-Tard Inc. Class B	911	55,783
Allied Properties Real Estate Investment Trust	110	3,360
AltaGas Ltd.	841	29,442
ARC Resources Ltd.	2,029	51,117
Argonaut Gold Inc.[a]	408	2,703
Artis Real Estate Investment Trust	183	2,594
ATCO Ltd. Class I NVS	758	34,322
Athabasca Oil Corp.[a]	1,245	8,732
ATS Automation Tooling Systems Inc.[a]	429	4,782
AuRico Gold Inc.	1,118	5,155
B2Gold Corp.[a]	4,607	13,444

SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Bank of Montreal	3,792	$235,587
Bank of Nova Scotia	6,679	376,877
Bankers Petroleum Ltd.[a]	1,137	3,296
Barrick Gold Corp.	5,369	88,783
Baytex Energy Corp.	717	29,083
BCE Inc.	1,485	61,463
Bell Aliant Inc.	260	7,033
Bellatrix Exploration Ltd.[a]	707	4,642
Birchcliff Energy Ltd.[a]	451	3,369
Bird Construction Inc.	310	3,766
Black Diamond Group Ltd.	210	5,021
Blackberry Ltd.[a,b]	2,660	23,339
BlackPearl Resources Inc.[a]	1,235	1,922
Boardwalk Real Estate Investment Trust	82	4,596
Bombardier Inc. Class B	9,674	46,674
Bonavista Energy Corp.	649	8,131
Bonterra Energy Corp.	102	4,879
Brookfield Asset Management Inc. Class A	3,204	118,461
Brookfield Office Properties Inc.	2,098	35,489
CAE Inc.	925	10,527
Calfrac Well Services Ltd.	185	6,127
Calloway Real Estate Investment Trust	585	14,380
Cameco Corp.	2,535	51,437
Canadian Apartment Properties Real Estate Investment Trust	154	3,197
Canadian Energy Services & Technology Corp.	361	6,535
Canadian Imperial Bank of Commerce	2,239	169,724
Canadian National Railway Co.	2,579	257,536
Canadian Natural Resources Ltd.	6,242	193,262
Canadian Oil Sands Ltd.	2,705	52,466
Canadian Pacific Railway Ltd.	1,059	129,927
Canadian Real Estate Investment Trust	420	16,820
Canadian Tire Corp. Ltd. Class A NVS	520	42,756
Canadian Utilities Ltd. Class A	988	36,760
Canadian Western Bank	313	8,805
Canexus Corp.	564	4,680
Canfor Corp.[a]	375	7,905
Canyon Services Group Inc.	301	3,686
Capital Power Corp.	300	6,081
Capstone Mining Corp.[a]	1,319	2,489

Security	Shares	Value

Catamaran Corp.[a]	1,338	$70,411
Celestica Inc.[a]	719	7,609
Cenovus Energy Inc.	4,068	120,372
Centerra Gold Inc.	504	2,231
CGI Group Inc. Class Aa	1,303	44,994
Chartwell Retirement Residences	272	2,585
China Gold International Resources Corp. Ltd.[a]	681	1,769
CI Financial Corp.	1,096	33,081
Cineplex Inc.	282	10,188
CML HealthCare Inc.	603	6,241
Cogeco Cable Inc.	100	4,805
Colossus Minerals Inc.[a]	2,847	1,939
Cominar Real Estate Investment Trust	140	2,747
Constellation Software Inc.	171	24,927
Continental Gold Ltd.[a]	2,185	8,650
Corus Entertainment Inc. Class B	369	8,919
Cott Corp.	566	4,729
Crescent Point Energy Corp.	1,881	71,266
Crew Energy Inc.[a]	468	2,404
Davis & Henderson Corp.	311	7,536
Denison Mines Corp.[a]	2,026	2,562
Detour Gold Corp.[a]	708	7,025
Dollarama Inc.	558	40,236
Dominion Diamond Corp.[a]	364	5,145
Dorel Industries Inc. Class B	140	5,119
Dream Unlimited Corp. Class Aa	199	2,381
Dundee Corp. Class Aa	221	4,719
Dundee Precious Metals Inc.[a]	440	2,183
Dundee Real Estate Investment Trust	133	3,990
Eldorado Gold Corp.	4,063	32,052
Empire Co. Ltd. Class A	255	20,024
Enbridge Inc.	4,134	183,246
Enbridge Income Fund Holdings Inc.	233	5,564
Encana Corp.	3,717	65,153
Endeavour Mining Corp.[a]	3,226	2,134
Endeavour Silver Corp.[a]	2,600	10,319
EnerCare Inc.	485	4,486
Enerflex Ltd.	419	5,946
Enerplus Corp.	789	12,809
Ensign Energy Services Inc.	1,137	19,764
Extendicare Inc.	541	3,610
Finning International Inc.	1,173	25,216
First Capital Realty Inc.	898	14,919
First Majestic Silver Corp.[a]	468	6,105

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

First Quantum Minerals Ltd.	3,045	$48,872
FirstService Corp.	180	6,690
Fortis Inc.	2,022	63,509
Fortuna Silver Mines Inc.[a]	636	2,221
Franco-Nevada Corp.	858	36,505
Freehold Royalties Ltd.	241	5,535
Gabriel Resources Ltd.[a]	1,336	2,105
Genivar Inc.	211	5,028
Genworth MI Canada Inc.	172	4,787
George Weston Ltd.	341	28,877
Gibson Energy Inc.	950	21,873
Gildan Activewear Inc.	667	29,741
Goldcorp Inc.	5,113	144,082
Golden Star Resources Ltd.[a]	4,637	2,300
Great-West Lifeco Inc.	1,840	53,246
H&R Real Estate Investment Trust	845	17,762
Home Capital Group Inc.	153	9,318
HudBay Minerals Inc.	680	4,577
Husky Energy Inc.	1,787	51,452
IGM Financial Inc.	893	42,398
Imperial Metals Corp.[a]	229	2,272
Imperial Oil Ltd.	1,581	67,774
Industrial Alliance Insurance and Financial Services Inc.	615	24,718
Innergex Renewable Energy Inc.	499	4,208
Intact Financial Corp.	996	58,527
Ithaca Energy Inc.[a]	1,388	2,457
Jean Coutu Group PJC Inc. (The) Class A	944	17,263
Just Energy Group Inc.	596	4,220
Keyera Corp.	507	28,337
Killam Properties Inc.	462	4,719
Kinross Gold Corp.	6,161	32,002
Labrador Iron Ore Royalty Corp.	589	18,156
Laurentian Bank of Canada	157	6,880
Legacy Oil & Gas Inc. Class Aa	576	3,440
Lightstream Resources Ltd.	744	6,065
Linamar Corp.	213	6,611
Loblaw Companies Ltd.	661	31,512
Lundin Mining Corp.[a]	1,972	7,769
MacDonald Dettwiler & Associates Ltd.	365	27,271
MAG Silver Corp.[a]	577	3,412
Magna International Inc. Class A	1,429	109,185
Major Drilling Group International	387	2,631

Security	Shares	Value

Manitoba Telecom Services Inc.	324	$10,769
Manulife Financial Corp.	10,631	187,068
Maple Leaf Foods Inc.	440	6,142
Medical Facilities Corp.	443	6,615
MEG Energy Corp.[a]	1,040	31,735
Methanex Corp.	638	30,440
Metro Inc. Class A	726	52,025
Morguard Real Estate Investment Trust	234	3,651
Morneau Shepell Inc.	479	6,532
Mullen Group Ltd.	832	20,694
National Bank of Canada	981	75,394
Nevsun Resources Ltd.	859	2,891
New Gold Inc.[a]	2,983	21,646
Newalta Corp.	338	4,672
Niko Resources Ltd.	239	1,681
Norbord Inc.	156	4,924
North West Co. Inc. (The)	709	16,441
Northern Property Real Estate Investment Trust	127	3,360
Northland Power Inc.	343	5,632
Novagold Resources Inc.[a]	926	2,684
OceanaGold Corp.[a]	1,173	1,860
Onex Corp.	371	17,647
Open Text Corp.	457	32,268
Osisko Mining Corp.[a]	2,101	8,747
Pacific Rubiales Energy Corp.	1,850	35,936
Paladin Labs Inc.[a]	91	4,914
Pan American Silver Corp.	634	8,036
Paramount Resources Ltd. Class Aa	194	6,584
Parex Resources Inc.[a]	633	3,196
Parkland Fuel Corp.	351	5,859
Pason Systems Inc.	320	6,060
Pembina Pipeline Corp.	2,041	63,867
Pengrowth Energy Corp.	1,801	10,371
Penn West Petroleum Ltd.	2,949	34,853
Petrominerales Ltd.	442	2,403
Peyto Exploration & Development Corp.	523	15,028
Poseidon Concepts Corp.	293	1
Potash Corp. of Saskatchewan Inc.	4,995	144,790
Power Corp. of Canada	2,585	74,252
Power Financial Corp.	1,591	49,910
Precision Drilling Corp.	943	9,604
Premier Gold Mines Ltd.[a]	4,283	8,957

SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Pretium Resources Inc.[a]	301	$2,530
Progressive Waste Solutions Ltd.	496	11,893
Quebecor Inc. Class Bb	206	9,450
Reitmans Canada Ltd. Class A	339	3,334
RioCan Real Estate Investment Trust	981	23,226
Ritchie Bros. Auctioneers Inc.	405	7,800
Rogers Communications Inc. Class B	2,041	81,477
Romarco Minerals Inc.[a]	6,944	3,377
RONA Inc.	510	5,680
Royal Bank of Canada	8,052	502,521
Russel Metals Inc.	260	6,472
Sabina Gold & Silver Corp.[a]	716	766
Saputo Inc.	972	44,929
Savanna Energy Services Corp.	503	3,611
Seabridge Gold Inc.[a]	200	2,224
Secure Energy Services Inc.	468	6,391
SEMAFO Inc.	1,144	2,014
Shaw Communications Inc. Class B	2,002	49,716
ShawCor Ltd.	240	10,774
Sherritt International Corp.	1,103	4,217
Shoppers Drug Mart Corp.	1,408	83,723
Silver Standard Resources Inc.[a]	371	2,844
Silver Wheaton Corp.	1,906	43,791
Silvercorp Metals Inc.	733	2,274
SNC-Lavalin Group Inc.	1,045	43,404
Stantec Inc.	215	9,934
Sun Life Financial Inc.	3,662	118,475
Suncor Energy Inc.	8,923	281,738
Superior Plus Corp.	497	5,859
Surge Energy Inc.[a]	434	2,246
Tahoe Resources Inc.[a,b]	349	5,275
Talisman Energy Inc.	5,582	63,202
Tanzanian Royalty Exploration Corp.[a]	1,142	3,932
Taseko Mines Ltd.[a]	1,084	2,235
Teck Resources Ltd. Class B	2,918	68,291
TELUS Corp. NVS	1,590	48,270
Thompson Creek Metals Co. Inc.[a,b]	1,153	3,454
Thomson Reuters Corp.	2,433	82,832
Tim Hortons Inc.	875	50,616
TMX Group Ltd.	87	3,825
Torex Gold Resources Inc.[a]	3,528	4,530
Toromont Industries Ltd.	339	7,690
Toronto-Dominion Bank (The)	5,170	435,305
Total Energy Services Inc.	307	4,548
Tourmaline Oil Corp.[a]	708	27,265

Security	Shares	Value

TransAlta Corp.	2,603	$35,827
TransCanada Corp.	4,089	186,661
Transcontinental Inc. Class A	423	5,135
TransForce Inc.	328	6,773
TransGlobe Energy Corp.[a]	344	2,292
Trican Well Service Ltd.	630	9,266
Trilogy Energy Corp.	216	6,106
Trinidad Drilling Ltd.	580	5,292
Turquoise Hill Resources Ltd.[a]	1,600	6,397
Twin Butte Energy Ltd.	1,019	1,645
Uranium One Inc.[a]	1,708	4,419
Valeant Pharmaceuticals International Inc.[a]	1,810	167,787
Valener Inc.	469	7,308
Veresen Inc.	800	9,377
Vermilion Energy Inc.	534	28,615
Wajax Corp.	116	3,862
West Fraser Timber Co. Ltd.	221	20,125
Westport Innovations Inc.[a,b]	199	6,543
Whitecap Resources Inc.	513	5,509
Wi-Lan Inc.	784	2,822
Yamana Gold Inc.	3,759	39,234

		8,217,167
CHILE — 0.11%
Banco de Chile SP ADR	25	2,150
Banco Santander (Chile) SA SP ADR	100	2,256
Cencosud SA	3,583	16,265
Empresa Nacional de Electricidad SA SP ADR	82	3,257
Empresas Copec SA	1,806	23,614
Empresas Iansa SA	478,705	21,276
Enersis SA	52,822	15,908
LATAM Airlines Group SA	883	11,906
Multiexport Foods SAa	75,938	16,949
Sociedad Quimica y Minera de Chile SA Series B SP ADR	229	6,632

		120,213
CHINA — 3.94%
Agile Property Holdings Ltd.	6,000	6,305
Agricultural Bank of China Ltd. Class H	119,000	48,181
Air China Ltd. Class H	24,000	16,247
Ajisen (China) Holdings Ltd.	4,000	3,507
Aluminum Corp. of China Ltd. Class Ha	16,000	4,931

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Anhui Conch Cement Co. Ltd. Class H	6,500	$19,235
Anta Sports Products Ltd.[b]	4,000	4,518
Anxin-China Holdings Ltd.	52,000	15,824
Asian Citrus Holdings Ltd.	5,000	1,644
AviChina Industry & Technology Co. Ltd. Class H	8,000	4,281
Bank of China Ltd. Class H	428,000	179,360
Bank of Communications Co. Ltd. Class H	49,000	31,907
BBMG Corp. Class H	4,500	2,832
Beijing Capital International Airport Co. Ltd. Class H	24,000	14,885
Beijing Enterprises Holdings Ltd.	4,000	26,743
Beijing Enterprises Water Group Ltd.	16,000	6,478
Belle International Holdings Ltd.	28,000	40,437
Bosideng International Holdings Ltd.	12,000	2,491
Brilliance China Automotive Holdings Ltd.[a]	16,000	19,125
BYD Co. Ltd. Class Ha	3,000	11,740
China Agri-Industries Holdings Ltd.	9,100	4,224
China BlueChemical Ltd. Class H	8,000	3,693
China CITIC Bank Corp. Ltd. Class H	46,000	21,294
China Coal Energy Co. Class H	16,000	8,541
China Communications Construction Co. Ltd. Class H	28,000	21,410
China Communications Services Corp. Ltd. Class H	10,000	6,499
China Construction Bank Corp. Class H	408,000	304,605
China COSCO Holdings Co. Ltd. Class Ha,b	11,500	4,745
China Everbright International Ltd.	10,000	9,116
China Everbright Ltd.	4,000	5,663
China Gas Holdings Ltd.[b]	18,000	20,355
China High Speed Transmission Equipment Group Co. Ltd.[a]	11,000	4,964
China International Marine Containers (Group) Co. Ltd. Class H	2,600	4,224
China Life Insurance Co. Ltd. Class H	43,000	103,129
China Longyuan Power Group Corp. Ltd. Class H	19,000	20,016
China Lumena New Materials Corp.	34,000	6,357
China Medical System Holdings Ltd.	6,000	5,416
China Mengniu Dairy Co. Ltd.	8,000	32,029

Security	Shares	Value

China Merchants Bank Co. Ltd. Class H	23,500	$39,513
China Merchants Holdings (International) Co. Ltd.[b]	10,000	31,269
China Metal Recycling Holdings Ltd.[a,b,d]	3,000	912
China Minsheng Banking Corp. Ltd. Class H	27,000	27,295
China Mobile Ltd.	35,000	372,324
China Modern Dairy Holdings Ltd.[a]	11,000	3,319
China National Building Material Co. Ltd. Class H	20,000	18,052
China Oil and Gas Group Ltd.	40,000	7,221
China Oilfield Services Ltd. Class H	14,000	31,519
China Overseas Grand Oceans Group Ltd.[b]	8,000	9,501
China Overseas Land & Investment Ltd.	24,000	69,165
China Pacific Insurance (Group) Co. Ltd. Class H	14,400	48,183
China Petroleum & Chemical Corp. Class H	156,200	116,213
China Power International Development Ltd.	38,000	15,973
China Precious Metal Resources Holdings Co. Ltd.[a]	64,000	10,563
China Railway Construction Corp. Ltd. Class H	7,500	7,630
China Railway Group Ltd. Class H	15,000	8,065
China Resources Cement Holdings Ltd.	30,000	16,247
China Resources Enterprise Ltd.	8,000	24,706
China Resources Gas Group Ltd.	8,000	19,991
China Resources Land Ltd.	14,000	38,451
China Resources Power Holdings Co. Ltd.	10,000	23,287
China Rongsheng Heavy Industries Group Holdings Ltd.[a,b]	21,000	2,220
China Shanshui Cement Group Ltd.	8,000	3,187
China Shenhua Energy Co. Ltd. Class H	24,500	70,764
China Shineway Pharmaceutical Group Ltd.[b]	2,000	3,275
China Shipping Container Lines Co. Ltd. Class Ha	16,000	3,879

SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

China Southern Airlines Co. Ltd. Class H	34,000	$12,582
China State Construction International Holdings Ltd.	12,000	19,125
China Taiping Insurance Holdings Co. Ltd.[a]	4,000	5,560
China Telecom Corp. Ltd. Class H	78,000	38,923
China Travel International Investment Hong Kong Ltd.	80,000	14,648
China Unicom (Hong Kong) Ltd.	24,000	35,217
China Vanke Co. Ltd. Class B	8,800	15,999
China Yurun Food Group Ltd.[a]	6,000	4,201
China ZhengTong Auto Services Holdings Ltd.[a]	4,500	2,222
Chongqing Rural Commercial Bank Co. Ltd. Class H	9,000	3,679
CITIC Pacific Ltd.[b]	5,000	5,428
CITIC Resources Holdings Ltd.[a]	20,000	2,734
CITIC Securities Co. Ltd. Class H	7,000	13,160
CNOOC Ltd.	105,000	189,547
COSCO Pacific Ltd.	14,000	19,677
Country Garden Holdings Co. Ltd.	37,000	20,897
CSR Corp Ltd. Class H	7,000	4,666
Dah Chong Hong Holdings Ltd.[b]	4,000	3,028
Daphne International Holdings Ltd.	4,000	2,852
Datang International Power Generation Co. Ltd. Class H	12,000	5,416
Digital China Holdings Ltd.	3,000	3,296
Dongfeng Motor Group Co. Ltd. Class H	16,000	21,456
Dongyue Group Ltd.[b]	6,000	2,321
ENN Energy Holdings Ltd.[b]	6,000	33,229
Evergrande Real Estate Group Ltd.[a,b]	53,000	21,049
Far East Horizon Ltd.	6,000	3,907
Fosun International Ltd.	8,000	6,065
Franshion Properties (China) Ltd.	14,000	4,477
GCL-Poly Energy Holdings Ltd.[a]	38,000	9,702
Geely Automobile Holdings Ltd.	30,000	12,533
Glorious Property Holdings Ltd.[a]	14,000	2,022
Golden Eagle Retail Group Ltd.	3,000	4,410
GOME Electrical Appliances Holdings Ltd.[a]	46,000	4,626
Great Wall Motor Co. Ltd. Class H	5,500	25,673
Greentown China Holdings Ltd.	2,500	4,964
Guangdong Investment Ltd.	22,000	17,815

Security	Shares	Value

Guangzhou Automobile Group Co. Ltd. Class H	18,000	$17,477
Guangzhou R&F Properties Co. Ltd. Class H	3,600	5,598
Haier Electronics Group Co. Ltd.	3,000	5,408
Haitian International Holdings Ltd.	3,000	5,067
Harbin Electric Co. Ltd. Class H	4,000	2,460
Hengan International Group Co. Ltd.[b]	5,000	54,930
Hengdeli Holdings Ltd.[b]	13,200	3,404
Hopson Development Holdings Ltd.[a,b]	4,000	4,678
Huabao International Holdings Ltd.	8,000	3,445
Huaneng Power International Inc. Class H	18,000	18,800
Hunan Nonferrous Metal Corp. Ltd. Class Ha	10,000	3,133
Industrial and Commercial Bank of China Ltd. Class H	443,000	291,321
Inner Mongolia Yitai Coal Co. Ltd. Class B	4,400	10,045
Intime Retail Group Co. Ltd.	4,500	4,648
Jiangsu Expressway Co. Ltd. Class H	16,000	16,629
Jiangxi Copper Co. Ltd. Class H	11,000	18,552
Ju Teng International Holdings Ltd.	6,000	2,917
Kingboard Chemical Holdings Co. Ltd.	3,000	6,599
Kingboard Laminates Holdings Ltd.[b]	7,000	2,798
Kingdee International Software Group Co. Ltd.[a]	12,000	2,522
Kingsoft Corp. Ltd.[b]	5,000	8,613
Kunlun Energy Co. Ltd.	16,000	23,560
KWG Property Holdings Ltd.	19,000	10,902
Lee & Man Paper Manufacturing Ltd.	9,000	5,860
Lenovo Group Ltd.	38,000	34,642
Longfor Properties Co. Ltd.	5,000	7,646
Lonking Holdings Ltd.[a]	40,000	8,098
Minth Group Ltd.	4,000	7,118
MMG Ltd.[a]	36,000	8,680
Nine Dragons Paper (Holdings) Ltd.	7,000	4,432
North Mining Shares Co. Ltd.[a]	40,000	1,676
Parkson Retail Group Ltd.	6,000	2,383
PetroChina Co. Ltd. Class H	130,000	152,037
Phoenix Satellite Television Holdings Ltd.	8,000	2,991
PICC Property and Casualty Co. Ltd. Class H	24,000	26,738

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Ping An Insurance (Group) Co. of China Ltd. Class H	10,000	$64,729
Poly Property Group Co. Ltd.	23,000	12,486
Renhe Commercial Holdings Co. Ltd.[a]	70,000	4,152
REXLot Holdings Ltd.	50,000	3,224
Sany Heavy Equipment International Holdings Co. Ltd.	5,000	1,470
Semiconductor Manufacturing International Corp.[a,b]	119,000	8,746
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	8,000	7,561
Shanghai Electric Group Co. Ltd. Class H	10,000	3,365
Shanghai Industrial Holdings Ltd.	2,000	6,215
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	2,700	5,612
Shenzhen International Holdings Ltd.	70,000	9,026
Shenzhen Investment Ltd.	18,000	6,638
Shenzhou International Group Holdings Ltd.[b]	5,000	14,152
Shimao Property Holdings Ltd.	9,500	20,016
Shougang Fushan Resources Group Ltd.[b]	14,000	4,585
Shui On Land Ltd.	17,000	5,086
Sihuan Pharmaceutical Holdings Group Ltd.	9,000	6,510
Sino Biopharmaceutical Ltd.	24,000	17,454
Sino-Ocean Land Holdings Ltd.	12,000	6,143
Sinofert Holdings Ltd.	14,000	2,184
Sinopec Kantons Holdings Ltd.	4,000	3,647
Sinopec Shanghai Petrochemical Co. Ltd. Class Ha	10,000	3,082
Sinopharm Group Co. Ltd. Class H	11,200	30,616
Skyworth Digital Holdings Ltd.	8,000	4,085
SOHO China Ltd.[b]	21,500	17,604
Sun Art Retail Group Ltd.	15,500	21,545
Sunac China Holdings Ltd.	19,000	13,695
Tencent Holdings Ltd.	6,200	281,246
Tianneng Power International Ltd.	4,000	1,955
Tingyi (Cayman Islands) Holding Corp.	12,000	29,678
Tong Ren Tang Technologies Co. Ltd. Class H	2,000	6,963
Towngas China Co. Ltd.	14,000	13,593
Travelsky Technology Ltd. Class H	6,000	4,681

Security	Shares	Value

Tsingtao Brewery Co. Ltd. Class H	2,000	$15,280
Uni-President China Holdings Ltd.	12,000	10,940
Vinda International Holdings Ltd.[b]	12,000	11,899
Want Want China Holdings Ltd.	35,000	47,387
Weichai Power Co. Ltd. Class H	2,000	6,628
West China Cement Ltd.	16,000	2,249
Wumart Stores Inc. Class H	2,000	3,739
Yingde Gases Group Co. Ltd.	4,500	4,097
Yuexiu Property Co. Ltd.	76,000	19,207
Yuexiu Real Estate Investment Trust	57,000	29,693
Zhaojin Mining Industry Co. Ltd. Class H	11,000	7,376
Zhejiang Expressway Co. Ltd. Class H	18,000	15,295
Zhongsheng Group Holdings Ltd.[b]	2,500	2,592
Zhuzhou CSR Times Electric Co. Ltd. Class H	2,000	5,300
Zijin Mining Group Co. Ltd. Class H	34,000	7,278
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class Hb	5,400	3,871
ZTE Corp. Class Ha,b	3,000	5,214

		4,292,377
COLOMBIA — 0.15%
Almacenes Exito SA	950	15,611
Bancolombia SA	808	11,427
Cementos Argos SA	1,548	7,066
Cemex Latam Holdings SAa	1,870	15,098
Corporacion Financiera Colombiana SA	351	6,854
Corporacion Financiera Colombiana SA NVS[a]	9	176
Ecopetrol SA	26,263	60,080
Grupo Argos SA	1,203	13,268
Grupo de Inversiones Suramericana SA	865	17,063
Interconexion Electrica SA ESP	1,559	6,615
Isagen SA ESP[a]	3,903	5,602

		158,860
CZECH REPUBLIC — 0.05%
CEZ AS	1,603	38,104
Komercni Banka AS	57	11,096
Telefonica O2 Czech Republic AS	382	5,713

		54,913
DENMARK — 0.95%
A.P. Moeller-Maersk A/S Class A	5	36,976
A.P. Moeller-Maersk A/S Class B	7	54,808

SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

ALK-Abello A/S	82	$6,748
Bang & Olufsen A/S Class Ba	310	2,954
Carlsberg A/S Class B	632	62,530
Christian Hansen Holding A/S	361	11,927
Coloplast A/S Class B	843	49,188
D/S Norden A/S	220	8,044
Danske Bank A/Sa	3,769	69,345
DSV A/S	2,151	56,318
FLSmidth & Co. A/S	222	10,526
Genmab A/Sa	257	7,415
GN Store Nord A/S	789	16,301
Jyske Bank A/S Registered[a]	307	13,440
NKT Holding A/S	153	6,200
Novo Nordisk A/S Class B	2,351	396,963
Novozymes A/S Class B	1,496	51,186
Pandora A/S	523	20,838
Rockwool International A/S Class B	44	6,963
Royal Unibrew A/S	72	6,925
SimCorp AS	278	8,863
Solar Holdings A/S Class B	70	3,223
Sydbank A/Sa	410	9,150
TDC A/S	4,536	39,620
Topdanmark A/Sa	841	23,607
TrygVesta A/S	193	17,480
United International Enterprises Ltd.	29	5,041
Vestas Wind Systems A/Sa	904	18,291
William Demant Holding A/Sa	117	10,286

		1,031,156
EGYPT — 0.06%
Commercial International Bank (Egypt) SAE	2,534	12,688
EFG-Hermes Holding Co. SAE[a]	7,369	9,201
Egyptian Kuwaiti Holding Co. SAE	14,033	10,385
National Societe Generale Bank SAE	508	1,962
Orascom Construction Industries SAE SP GDR[a]	413	14,158
Orascom Telecom Holding SAE[a]	11,819	7,531
Talaat Moustafa Group Holding Co. SAE[a]	5,270	3,591
Telecom Egypt Co. SAE	6,211	11,934

		71,450
FINLAND — 0.57%
Amer Sports OYJ Class A	433	8,584
Cargotec Corp. OYJ Class B	145	5,141
Caverion Corp.[a]	401	2,226

Security	Shares	Value

Citycon OYJ	1,209	$3,821
Elisa OYJ	489	10,486
Fortum OYJ	2,362	46,575
Huhtamaki OYJ	306	5,835
Kemira OYJ	356	5,517
Kesko OYJ Class B	242	7,587
Kone OYJ Class B	855	63,464
Konecranes OYJ	181	5,302
Metsa Board OYJ Class B	742	2,512
Metso OYJ	977	34,340
Neste Oil OYJ	510	7,375
Nokia OYJ[a,b]	20,412	79,957
Nokian Renkaat OYJ	711	31,524
Orion OYJ Class B	962	23,491
Outokumpu OYJ[a,b]	4,278	2,653
Outotec OYJ[b]	660	7,997
Pohjola Bank PLC Class A	494	8,488
Ramirent OYJ	285	2,660
Rautaruukki OYJ	467	2,735
Sampo OYJ Class A	2,374	103,900
Sanoma OYJ	388	2,828
Sponda OYJ	907	4,649
Stockmann OYJ Abp Class B	140	2,119
Stora Enso OYJ Class R	4,335	32,091
Tieto OYJ	238	4,535
UPM-Kymmene OYJ	3,462	38,546
Uponor OYJ	267	4,630
Wartsila OYJ Abp	1,102	49,781
YIT OYJ	401	5,437

		616,786
FRANCE — 6.46%
Accor SA	849	31,972
Aeroports de Paris	234	24,127
Air France-KLM[a]	665	5,374
Alcatel-Lucent[a]	15,550	39,149
ALSTOM	1,316	44,420
ALTEN	157	5,837
Altran Technologies SAa	570	4,072
ANF Immobilier	73	2,166
Aperam	282	3,474
ArcelorMittal	5,741	75,447
Arkema SA	351	35,119
Atos SA	349	26,188
AXA SA	10,071	221,654
Beneteau SAa	298	3,981

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

BNP Paribas SA	5,598	$361,519
Bonduelle SCA	236	5,841
BOURBON SA	214	5,800
Bouygues SA	1,095	31,944
Bureau Veritas SA	1,355	40,141
Cap Gemini SA	934	51,035
Carrefour SA	3,550	108,749
Casino Guichard-Perrachon SA	287	29,458
Christian Dior SA	292	51,607
Club Mediterranee SAa	298	6,889
CNP Assurances SA	912	15,404
Compagnie de Saint-Gobain	2,444	113,098
Compagnie Generale de Geophysique-Veritas[a]	988	24,926
Compagnie Generale des Etablissements Michelin Class B	1,087	108,946
Compagnie Plastic Omnium SA	133	9,056
Credit Agricole SAa	5,438	51,831
Danone SA	3,260	257,130
Dassault Systemes SA	423	55,483
Edenred SA	978	31,278
Eiffage SA	141	7,546
Electricite de France SA	1,276	37,369
Essilor International SA	1,222	136,463
Etablissements Maurel et Prom	350	5,705
Euler Hermes SA	126	14,077
Eurazeo	124	7,954
Eurofins Scientific SA	34	7,449
European Aeronautic Defence and Space Co. NV	3,296	196,443
Eutelsat Communications SA	524	14,622
Faiveley Transport SA	54	3,622
Faurecia[a]	230	6,061
Fonciere des Regions	89	7,275
GameLoft SAa	634	5,127
GDF Suez	7,537	157,826
Gecina SA	72	8,817
Gemalto NVb	486	50,723
Groupe Eurotunnel SA Registered	3,116	24,412
Groupe Fnac[a]	43	965
Groupe Steria SCA	286	4,026
Havas SA	1,137	8,589
Icade	82	7,386
Iliad SA	107	25,198
Imerys SA	314	20,701

Security	Shares	Value

Ingenico SA	270	$20,152
Ipsen SA	144	5,775
Ipsos SA	209	7,418
JCDecaux SA	270	8,647
Kering SA	444	101,464
Klepierre	337	14,584
L’Air Liquide SA	1,649	218,481
L’Oreal SA	1,391	232,635
Lafarge SA	1,026	65,483
Lagardere SCA	476	15,033
Legrand SA	1,583	81,872
LVMH Moet Hennessy Louis Vuitton SA	1,444	262,015
M6-Metropole Television	313	6,153
Medica SA	371	7,611
Mercialys	583	11,388
Mersen	153	3,474
Natixis	5,450	27,753
Naturex	73	5,583
Neopost SA	270	19,410
Nexans SA	105	5,587
Nexity	144	5,685
Orange	10,626	104,257
Orpea SA	133	6,269
Pernod Ricard SA	1,156	137,382
PSA Peugeot Citroen SAa,b	976	12,441
Publicis Groupe SA	1,136	91,472
Rallye SA	120	4,418
Remy Cointreau SA	168	17,360
Renault SA	1,085	85,247
Rexel SA	1,009	24,431
Rubis SCA	134	8,541
SA des Ciments Vicat	72	4,842
Safran SA	1,333	78,129
Saft Groupe SA	253	6,228
Sanofi	6,712	714,518
Sartorius Stedim Biotech SA	35	5,275
Schneider Electric SA	3,026	240,321
SCOR SE	903	28,807
SEB SA	88	7,315
SES SA Class A FDR	1,469	43,109
Societe BIC SA	223	24,696
Societe d’Edition Canal Plus	4,604	32,585
Societe de la Tour Eiffel	105	6,837
Societe Generale	4,011	160,925

SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Societe Television Francaise 1	570	$8,420
Sodexo	509	46,406
STMicroelectronics NV	4,085	35,046
Suez Environnement SA	1,112	15,733
Technicolor SA Registered[a]	1,566	7,839
Technip SA	537	59,148
Teleperformance SA	268	12,953
Thales SA	512	26,345
Total SA	11,622	618,834
Ubisoft Entertainment SAa	548	8,346
Unibail-Rodamco SE	553	133,753
Valeo SA	499	39,504
Vallourec SA	653	38,473
Veolia Environnement	2,038	27,292
Vilmorin & Cie	25	3,006
Vinci SA	2,661	143,421
Virbac SA	22	4,382
Vivendi SA	6,732	143,562
Wendel	235	27,110
Zodiac Aerospace	204	29,594

		7,042,246
GERMANY — 5.53%
Aareal Bank AGa	236	6,518
Adidas AG	1,149	127,854
AIXTRON SEa	491	7,732
Allianz SE Registered	2,574	400,576
Alstria Office REIT AG	411	4,803
Aurubis AG	135	7,573
Axel Springer AG	174	9,057
BASF SE	5,123	453,460
Bayer AG Registered	4,734	549,086
Bayerische Motoren Werke AG	1,855	181,264
BayWa AG Registered	99	4,880
Bechtle AG	118	5,786
Beiersdorf AG	647	59,726
Bertrandt AG	48	5,507
Bilfinger Berger SE	469	44,446
Brenntag AG	356	58,380
Carl Zeiss Meditec AG Bearer	192	6,500
Celesio AG	385	8,691
Comdirect Bank AG	1,183	11,524
Commerzbank AGa	4,793	40,910
Continental AG	603	94,802
CTS Eventim AG	149	6,687
Daimler AG Registered	5,419	375,755

Security	Shares	Value

Deutsche Bank AG Registered	5,814	$261,751
Deutsche Boerse AG	1,093	77,182
Deutsche EuroShop AG	406	17,071
Deutsche Lufthansa AG Registered[a]	1,416	28,298
Deutsche Post AG Registered	5,100	142,687
Deutsche Telekom AG Registered	15,498	188,257
Deutsche Wohnen AG Bearer	1,150	20,248
DEUTZ AGa	804	5,583
Dialog Semiconductor PLC[a,b]	315	5,197
Drillisch AG	313	5,717
Duerr AG	120	8,004
E.ON SE	10,471	177,344
ElringKlinger AG	161	5,957
Fraport AG	155	10,028
Freenet AG	402	9,606
Fresenius Medical Care AG & Co. KGaA	1,094	69,125
Fresenius SE & Co. KGaA	685	86,301
GAGFAH SAa	369	4,259
GEA Group AG	1,349	55,556
Gerresheimer AG	159	9,261
Gerry Weber International AG	109	4,872
Gildemeister AG	274	6,362
GSW Immobilien AG	206	8,321
Hamborner REIT AG	2,233	20,883
Hamburger Hafen und Logistik AG	160	3,824
Hannover Rueckversicherung AG Registered	309	22,936
HeidelbergCement AG	885	67,853
Henkel AG & Co. KGaA	828	68,650
Hochtief AG	134	10,192
Hugo Boss AG	184	21,300
Indus Holding AG	252	8,409
Infineon Technologies AG	6,622	58,333
K+S AG Registered	1,008	24,795
Kabel Deutschland Holding AG	582	65,519
Kloeckner & Co. SEa	546	6,814
Krones AG	76	6,399
KUKA AG	361	15,898
KWS Saat AG	13	4,339
Lanxess AG	506	31,582
LEONI AG	168	8,363
Linde AG	998	191,888
MAN SE	249	28,322
Merck KGaA	369	60,904

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

METRO AG	907	$31,211
MorphoSys AGa	158	10,803
MTU Aero Engines Holding AG	492	44,751
Muenchener Rueckversicherungs-Gesellschaft AG Registered	1,024	202,870
NORMA Group AG	136	5,779
Osram Licht AGa	406	15,796
Pfeiffer Vacuum Technology AG	53	5,760
QIAGEN NVa	1,798	37,113
Rational AG	14	4,066
Rheinmetall AG	177	8,227
Rhoen Klinikum AG	399	9,632
RWE AG	2,703	81,169
Salzgitter AG	194	7,217
SAP AG	5,325	390,945
SGL Carbon SE	149	4,862
Siemens AG Registered	4,497	491,501
Sky Deutschland AGa	2,623	20,462
Software AG	271	8,230
Stada Arzneimittel AG	268	12,550
Suedzucker AG	540	17,593
Symrise AG	781	33,652
TAG Immobilien AG	554	6,547
ThyssenKrupp AGa	2,242	48,675
TUI AGa	597	7,531
United Internet AG Registered	760	24,785
Volkswagen AG	220	49,998
Vossloh AG	43	3,580
Wacker Chemie AG	72	7,031
Wincor Nixdorf AG	163	10,358
Wirecard AG	449	13,832

		6,022,233
GREECE — 0.09%
Alpha Bank AEa	15,020	8,975
Bank of Cyprus PLC[a,d]	7,977	—
Folli Follie Group[a]	160	3,745
Hellenic Petroleum SA	393	3,862
Hellenic Telecommunications Organization SAa	1,679	15,160
Jumbo SA	461	4,897
Motor Oil (Hellas) Corinth Refineries SA	290	2,938
Mytilineos Holdings SAa	3,177	18,351
OPAP SA	896	8,031
Public Power Corp. SA	1,480	15,309
Titan Cement Co. SAa	230	4,184

Security	Shares	Value

Viohalco Hellenic Copper and Aluminum Industry SAa	1,920	$11,218

		96,670
HONG KONG — 2.03%
AAC Technologies Holdings Inc.	4,500	20,947
AIA Group Ltd.	68,800	326,020
ASM Pacific Technology Ltd.	2,600	28,262
Bank of East Asia Ltd. (The)	5,400	20,262
BOC Hong Kong (Holdings) Ltd.	19,000	59,656
Brightoil Petroleum (Holdings) Ltd.[a]	13,000	2,263
Cafe de Coral Holdings Ltd.	2,000	6,499
Cathay Pacific Airways Ltd.	11,000	20,368
Champion REIT	10,000	4,397
Cheung Kong (Holdings) Ltd.	8,000	112,438
Cheung Kong Infrastructure Holdings Ltd.	4,000	27,620
Chow Sang Sang Holdings International Ltd.	1,000	2,321
CLP Holdings Ltd.	10,000	82,910
Dah Sing Banking Group Ltd.	3,600	4,178
Dah Sing Financial Holdings Ltd.	800	3,337
Esprit Holdings Ltd.	8,150	13,283
First Pacific Co. Ltd.	9,000	10,177
Foxconn International Holdings Ltd.[a]	10,000	5,390
G-Resources Group Ltd.[a]	84,000	2,979
Galaxy Entertainment Group Ltd.[a]	13,000	68,475
Giordano International Ltd.	6,000	5,949
Great Eagle Holdings Ltd.	1,000	3,791
Hang Lung Properties Ltd.	13,000	42,158
Hang Seng Bank Ltd.	3,900	59,692
Henderson Land Development Co. Ltd.[b]	5,500	34,325
HKR International Ltd.	6,400	3,185
HKT Trust and HKT Ltd.	8,000	7,829
Hong Kong and China Gas Co. Ltd. (The)	34,300	87,924
Hong Kong Exchanges and Clearing Ltd.	5,300	82,350
Hopewell Holdings Ltd.	2,000	6,344
Hutchison Telecommunications Hong Kong Holdings Ltd.	6,000	3,420
Hutchison Whampoa Ltd.	12,000	135,468
Hysan Development Co. Ltd.	2,000	8,497
Johnson Electric Holdings Ltd.	6,000	3,567
K. Wah International Holdings Ltd.[b]	5,000	2,282

SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Kerry Properties Ltd.	2,500	$10,283
Kowloon Development Co. Ltd.	22,000	26,524
Li & Fung Ltd.[b]	30,000	39,689
Link REIT (The)	12,500	61,167
Luk Fook Holdings International Ltd.	1,000	2,798
Melco International Development Ltd.	4,000	8,067
MGM China Holdings Ltd.	3,600	10,375
Midland Holdings Ltd.	6,000	2,422
MTR Corp. Ltd.	9,000	33,480
New World Development Co. Ltd.	20,000	29,244
NWS Holdings Ltd.	5,000	7,672
Orient Overseas International Ltd.	1,000	5,551
Pacific Basin Shipping Ltd.	8,000	4,322
PCCW Ltd.	15,000	6,828
Power Assets Holdings Ltd.	7,500	67,357
Prosperity REIT	109,000	33,732
Sa Sa International Holdings Ltd.	4,000	3,987
Sands China Ltd.	12,800	69,237
Shangri-La Asia Ltd.	6,000	9,439
Shun Tak Holdings Ltd.	8,000	3,435
Sino Land Co. Ltd.	16,000	22,611
SJM Holdings Ltd.	10,000	25,067
SmarTone Telecommunications Holding Ltd.	1,500	2,391
Stella International Holdings Ltd.	2,000	4,905
Sun Hung Kai Properties Ltd.	9,000	120,111
Sunlight REIT	98,000	39,931
Swire Pacific Ltd. Class A	3,500	41,294
Swire Properties Ltd.	5,200	15,287
Techtronic Industries Co. Ltd.	7,500	18,355
Television Broadcasts Ltd.	1,000	6,782
Texwinca Holdings Ltd.	4,000	3,894
Trinity Ltd.	4,000	1,289
VTech Holdings Ltd.	1,400	21,428
Wharf (Holdings) Ltd. (The)	9,000	77,463
Wheelock and Co. Ltd.	5,000	26,046
Wing Hang Bank Ltd.	500	4,635
Wynn Macau Ltd.	9,200	26,098
Xinyi Glass Holdings Co. Ltd.	6,000	5,501
Yue Yuen Industrial (Holdings) Ltd.	3,000	8,259

		2,215,519
HUNGARY — 0.05%
Magyar Telekom Telecommunications PLC	2,175	2,975
MOL Hungarian Oil and Gas PLC	187	13,990

Security	Shares	Value

OTP Bank PLC	1,974	$39,587

		56,552
INDIA — 1.31%
Adani Ports and Special Economic Zone Ltd.	2,440	5,026
Ambuja Cements Ltd.	3,506	9,658
Apollo Hospitals Enterprise Ltd.	368	5,678
Asian Paints Ltd.	1,210	10,101
Axis Bank Ltd.	1,544	26,270
Bajaj Auto Ltd.	509	16,196
Bank of Baroda	517	4,775
Bharat Heavy Electricals Ltd.	3,525	9,177
Bharat Petroleum Corp. Ltd.	1,274	6,783
Bharti Airtel Ltd.	2,893	16,391
Cairn (India) Ltd.	3,772	18,309
Cipla Ltd.	2,161	14,227
Clariant Chemicals (India) Ltd.	959	7,971
Coal India Ltd.	3,022	13,993
Dabur India Ltd.	3,009	7,987
Development Credit Bank Ltd.[a]	19,848	15,081
Divi’s Laboratories Ltd.	433	6,670
DLF Ltd.	4,464	10,998
Dr. Reddy’s Laboratories Ltd.	592	22,210
Emami Ltd.	663	5,104
FDC Ltd.	8,248	11,951
Federal Bank Ltd.	1,084	6,233
GAIL (India) Ltd.	2,106	10,432
Gateway Distriparks Ltd.	6,291	10,450
Godrej Consumer Products Ltd.	762	9,995
Gujarat Mineral Development Corp. Ltd.	2,714	3,877
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	5,512	6,690
Gujarat NRE Coke Ltd.	45,577	10,419
HCL Technologies Ltd.	1,241	19,135
HDFC Bank Ltd.	8,704	87,283
Hero Motocorp Ltd.	271	8,109
Hindalco Industries Ltd.	17,516	25,955
Hindustan Unilever Ltd.	231	2,327
Housing Development Finance Corp. Ltd.	8,158	107,394
ICICI Bank Ltd.	2,290	34,236
Idea Cellular Ltd.[a]	3,244	9,014
Infosys Ltd.	2,644	129,130

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Infrastructure Development Finance Co. Ltd.	7,309	$13,162
Ingersoll-Rand India Ltd.	1,292	7,235
ITC Ltd.	12,184	68,469
Jaiprakash Associates Ltd.	17,437	10,367
Jammu & Kashmir Bank Ltd.	269	4,963
Jindal Steel & Power Ltd.	2,388	7,847
Karur Vysya Bank Ltd.	1,271	7,951
Kaveri Seed Co. Ltd.	258	6,316
Kotak Mahindra Bank Ltd.	1,323	14,194
Larsen & Toubro Ltd.	1,648	22,960
LIC Housing Finance Ltd.	1,828	4,982
Lupin Ltd.	631	9,040
Mahindra & Mahindra Financial Services Ltd.	1,681	6,459
Mahindra & Mahindra Ltd.	1,716	25,721
Novartis India Ltd.	1,452	9,732
NTPC Ltd.	5,443	11,700
Oil & Natural Gas Corp. Ltd.	4,891	23,383
Oil India Ltd.	1,729	14,707
Piramal Enterprises Ltd.	557	5,091
Power Grid Corp. of India Ltd.	5,599	9,309
Radico Khaitan Ltd.	7,355	11,219
Ranbaxy Laboratories Ltd.[a]	832	3,920
Reliance Communications Ltd.	3,679	8,446
Reliance Industries Ltd.	7,043	101,009
Sesa Goa Ltd.	2,885	6,066
Shriram Transport Finance Co. Ltd.	704	7,322
State Bank of Bikaner and Jaipur	1,014	5,904
State Bank of India	681	19,134
State Bank of Travancore	1,076	8,122
Sterlite Industries (India) Ltd.	19,995	24,811
Sun Pharmaceuticals Industries Ltd.	1,890	17,571
Sun Pharmaceuticals Industries Ltd. New	1,890	17,571
Tata Consultancy Services Ltd.	2,662	79,481
Tata Global Beverages Ltd.	2,306	6,057
Tata Motors Ltd.	4,677	22,345
Tata Power Co. Ltd.	5,510	7,979
Tata Steel Ltd.	2,099	7,446
Titan Industries Ltd.	1,223	5,298
Ultratech Cement Ltd.	163	4,924
United Breweries Ltd.	434	4,926
United Spirits Ltd.	466	18,277
Wipro Ltd.	2,804	20,198

Security	Shares	Value

Zee Entertainment Enterprises Ltd.	2,442	$9,924

		1,426,773
INDONESIA — 0.69%
PT Adaro Energy Tbk	65,000	4,427
PT AKR Corporindo Tbk	7,000	2,946
PT Alam Sutera Realty Tbk	55,000	3,746
PT Aneka Tambang (Persero) Tbk	23,000	2,596
PT Astra Agro Lestari Tbk	1,500	2,270
PT Astra International Tbk	115,000	72,732
PT Bank Central Asia Tbk	74,000	74,882
PT Bank Danamon Indonesia Tbk	13,500	6,830
PT Bank Mandiri (Persero) Tbk	69,500	60,185
PT Bank Negara Indonesia (Persero) Tbk	32,000	13,311
PT Bank Rakyat Indonesia (Persero) Tbk	77,000	61,810
PT Bank Tabungan Negara (Persero) Tbk	22,493	2,276
PT Bhakti Investama Tbk	96,500	4,131
PT Bukit Asam (Persero) Tbk	3,500	3,388
PT Bumi Resources Tbk	70,000	3,474
PT Bumi Serpong Damai Tbk	85,500	13,144
PT Charoen Pokphand Indonesia Tbk	53,500	22,384
PT Ciputra Development Tbk	55,000	6,154
PT Gajah Tunggal Tbk	11,500	2,937
PT Garuda Indonesia (Persero) Tbk[a]	42,500	2,068
PT Global Mediacom Tbk	32,500	7,273
PT Gudang Garam Tbk	2,000	8,241
PT Holcim Indonesia Tbk	8,000	2,043
PT Indo Tambangraya Megah Tbk	1,500	3,532
PT Indocement Tunggal Prakarsa Tbk	12,500	25,359
PT Indofood CBP Sukses Makmur Tbk	9,500	10,353
PT Indofood Sukses Makmur Tbk	52,000	32,887
PT Indosat Tbk	5,500	2,676
PT Japfa Comfeed Indonesia Tbk	30,500	3,621
PT Jasa Marga (Persero) Tbk	29,500	15,356
PT Kalbe Farma Tbk	163,000	22,680
PT Lippo Karawaci Tbk	173,500	21,608
PT Mitra Adiperkasa Tbk	7,500	4,233
PT Perusahaan Gas Negara (Persero) Tbk	70,500	40,472
PT Semen Gresik (Persero) Tbk	20,500	30,319
PT Sentul City Tbk[a]	137,500	3,345
PT Summarecon Agung Tbk	50,000	4,865

SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

PT Surya Semesta Internusa Tbk	17,000	$1,555
PT Telekomunikasi Indonesia (Persero) Tbk	57,500	66,577
PT Timah (Persero) Tbk	20,000	2,238
PT Tower Bersama Infrastructure Tbk[a]	5,000	2,773
PT Trada Maritime Tbk[a]	35,000	4,631
PT Unilever Indonesia Tbk	10,000	30,941
PT United Tractors Tbk	20,000	32,693
PT XL Axiata Tbk	25,000	10,946

		756,908
IRELAND — 0.30%
Bank of Ireland[a]	141,949	32,043
C&C Group PLC	1,561	8,602
CRH PLC	3,716	77,962
DCC PLC	350	14,141
Elan Corp. PLC[a]	3,409	52,418
Glanbia PLC	584	7,638
Grafton Group PLC Units	993	8,083
Kerry Group PLC Class A	1,188	72,880
Kingspan Group PLC	572	8,032
Paddy Power PLC	173	13,974
Smurfit Kappa Group PLC	1,501	30,295

		326,068
ISRAEL — 0.38%
Bank Hapoalim BM	7,312	35,049
Bank Leumi le-Israel BMa	9,875	33,200
Bezeq The Israel Telecommunication Corp. Ltd.	8,695	14,046
Cellcom Israel Ltd.	339	3,797
Delek Group Ltd. (The)	25	7,058
Elbit Systems Ltd.	149	6,586
Frutarom	431	7,342
Gazit Globe Ltd.	477	6,500
Israel Chemicals Ltd.	2,553	20,405
Israel Corp. Ltd. (The)[a]	11	5,171
Israel Discount Bank Ltd. Class Aa	4,713	8,044
Mellanox Technologies Ltd.[a]	236	10,703
Mizrahi Tefahot Bank Ltd.[a]	731	7,808
NICE Systems Ltd.	535	20,554
Oil Refineries Ltd.[a]	8,003	3,439
Osem Investment Ltd.	868	19,383
Partner Communications Co. Ltd.	565	4,281
Paz Oil Co. Ltd.[a]	35	5,692
Strauss Group Ltd.	337	5,816

Security	Shares	Value

Teva Pharmaceutical Industries Ltd.	4,900	$194,168

		419,042
ITALY — 1.58%
A2A SpA	6,879	5,960
Ansaldo STS SpA	1,559	14,615
Assicurazioni Generali SpA	6,706	131,877
Atlantia SpA	2,134	40,408
Autogrill SpA[a]	514	7,835
Azimut Holding SpA	1,216	27,288
Banca Carige SpA[a,b]	4,699	2,627
Banca Generali SpA	279	7,020
Banca Monte dei Paschi di Siena SpA[a,b]	27,431	7,482
Banca Piccolo Credito Valtellinese Scrl[a]	2,440	2,960
Banca Popolare dell’Emilia Romagna Scrl[a]	1,439	8,579
Banca Popolare di Milano Scrl[a]	13,046	6,403
Banca Popolare di Sondrio Scrl	1,401	7,326
Banco Popolare Scrl[a]	7,372	9,368
Beni Stabili SpA	5,825	3,770
Buzzi Unicem SpA	923	13,592
CIR SpA[a]	2,915	3,822
Credito Emiliano SpA	597	3,277
Danieli & C. Officine Meccaniche SpA	84	2,184
Danieli & C. Officine Meccaniche SpA RNC	149	2,592
Davide Campari-Milano SpA	2,684	20,707
De’Longhi SpA	174	2,779
DiaSorin SpA	117	4,919
Enel Green Power SpA	12,262	27,207
Enel SpA	36,771	122,261
Eni SpA	14,025	309,330
ERG SpA	465	4,507
Exor SpA	266	8,731
Fiat Industrial SpA	5,119	62,909
Fiat SpA[a]	5,583	44,406
Finmeccanica SpA[a]	1,683	8,778
Fondiaria-Sai SpA[a]	2,433	5,011
Gemina SpA[a]	2,592	5,386
GTECH SpA	518	14,334
Hera SpA	1,987	4,010
Interpump Group SpA	494	4,887
Intesa Sanpaolo SpA	67,534	127,877
Italcementi SpA	648	4,775

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Luxottica Group SpA	1,078	$57,429
Mediaset SpA[a]	3,322	14,495
Mediobanca SpA	2,169	13,289
Mediolanum SpA	990	7,493
Piaggio & C. SpA	1,198	3,334
Pirelli & C. SpA	1,702	22,329
Prysmian SpA	1,446	29,339
Recordati SpA	1,496	17,590
Saipem SpA	1,607	34,248
Salvatore Ferragamo Italia SpA	178	6,074
Saras SpA[a]	2,072	2,522
Snam SpA	13,038	61,425
Societa Cattolica di Assicurazioni Scrl	649	14,521
Societa Iniziative Autostradali e Servizi SpA	364	3,188
Sorin SpA[a]	1,748	4,740
Telecom Italia SpA	67,520	45,590
Telecom Italia SpA RNC	17,116	8,957
Tenaris SA	2,728	61,363
Terna SpA	9,947	44,247
Tod’s SpA	51	8,289
UniCredit SpA	25,183	136,833
Unione di Banche Italiane SpA	6,217	26,351
Unipol Gruppo Finanziario SpA	995	3,802
Yoox SpA[a]	247	6,471

		1,725,718
JAPAN — 15.78%
77 Bank Ltd. (The)	3,000	14,458
ABC-MART Inc.	100	4,494
Accordia Golf Co. Ltd.	6	6,521
Adeka Corp.	600	6,039
Advance Residence Investment Corp.	8	16,113
Advantest Corp.	600	7,815
AEON Co. Ltd.	3,600	49,340
AEON Credit Service Co. Ltd.	500	14,524
AEON Delight Co. Ltd.	100	1,819
AEON Mall Co. Ltd.	660	16,387
Aica Kogyo Co. Ltd.	200	3,849
Aichi Bank Ltd. (The)	100	4,535
Air Water Inc.	1,000	14,621
Aisin Seiki Co. Ltd.	1,000	39,551
Ajinomoto Co. Inc.	4,000	55,635
Alfresa Holdings Corp.	200	9,893
Alps Electric Co. Ltd.	800	5,995
Amada Co. Ltd.	2,000	14,336

Security	Shares	Value

Amano Corp.	600	$6,411
ANA Holdings Inc.	11,000	22,592
Anritsu Corp.	1,000	12,526
Aoyama Trading Co. Ltd.	200	4,980
Aozora Bank Ltd.	7,000	21,565
Arcs Co. Ltd.	200	3,672
Ariake Japan Co. Ltd.	200	4,671
Arnest One Corp.	200	3,774
Asahi Diamond Industrial Co. Ltd.	300	3,090
Asahi Glass Co. Ltd.	5,000	32,281
Asahi Group Holdings Ltd.	2,200	55,898
Asahi Holdings Inc.	1,000	17,671
Asahi Kasei Corp.	9,000	56,825
Asatsu-DK Inc.	200	5,230
ASICS Corp.	900	15,089
Astellas Pharma Inc.	2,500	133,445
Autobacs Seven Co. Ltd.	300	4,386
Avex Group Holdings Inc.	200	6,832
Awa Bank Ltd. (The)	1,000	5,216
Azbil Corp.	700	14,967
Bank of Kyoto Ltd. (The)	2,000	15,942
Bank of Nagoya Ltd. (The)	1,000	3,467
Bank of the Ryukyus Ltd.	400	5,137
Bank of Yokohama Ltd. (The)	6,000	32,820
Benesse Holdings Inc.	400	13,746
BIC Camera Inc.	22	11,117
Bridgestone Corp.	3,700	130,914
Brother Industries Ltd.	1,600	17,732
Calbee Inc.	100	9,588
Calsonic Kansei Corp.	1,000	5,236
Canon Electronics Inc.	700	13,159
Canon Inc.	6,700	206,065
Canon Marketing Japan Inc.	200	2,550
Capcom Co. Ltd.	200	3,542
Casio Computer Co. Ltd.	900	8,007
Central Glass Co. Ltd.	1,000	3,142
Central Japan Railway Co.	800	97,768
Century Tokyo Leasing Corp.	200	5,482
Chiba Bank Ltd. (The)	5,000	34,518
Chiyoda Co. Ltd.	100	2,568
Chubu Electric Power Co. Inc.	4,000	55,310
Chugai Pharmaceutical Co. Ltd.	1,500	29,663
Chugoku Bank Ltd. (The)	1,000	12,953
Chugoku Electric Power Co. Inc. (The)	1,600	23,442
Citizen Holdings Co. Ltd.	1,200	6,845

SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Coca-Cola West Co. Ltd.	300	$5,808
cocokara fine Inc.	100	3,101
Colowide Co. Ltd.	500	5,002
COMSYS Holdings Corp.	400	5,067
Cosmo Oil Co. Ltd.[a]	3,000	5,551
Credit Saison Co. Ltd.	800	17,903
CyberAgent Inc.	2	4,653
Dai Nippon Printing Co. Ltd.	3,000	26,659
Dai-ichi Life Insurance Co. Ltd. (The)	46	62,531
Daicel Corp.	3,000	25,774
Daido Steel Co. Ltd.	1,000	5,785
Daifuku Co. Ltd.	1,000	9,120
Daihatsu Motor Co. Ltd.	1,000	21,921
Daiichi Sankyo Co. Ltd.	4,100	66,572
Daiichikosho Co. Ltd.	200	5,570
Daikin Industries Ltd.	1,400	58,075
Daikyo Inc.	4,000	11,997
Dainippon Screen Manufacturing Co. Ltd.[a]	1,000	5,521
Dainippon Sumitomo Pharma Co. Ltd.	600	7,943
Daiseki Co. Ltd.	300	5,243
Daishi Bank Ltd. (The)	2,000	6,751
Daito Trust Construction Co. Ltd.	400	36,439
Daiwa House Industry Co. Ltd.	3,000	54,995
Daiwa Office Investment Corp.	1	3,650
Daiwa Securities Group Inc.	10,000	84,998
DCM Holdings Co. Ltd.	400	2,855
Dena Co. Ltd.	600	11,353
Denki Kagaku Kogyo K.K.	2,000	7,361
Denso Corp.	2,900	131,503
Dentsu Inc.	1,000	31,823
DIC Corp.	7,000	18,220
DISCO Corp.	100	5,897
Don Quijote Co. Ltd.	400	20,863
Doutor Nichires Holdings Co. Ltd.	300	4,618
Dowa Holdings Co. Ltd.	2,000	18,220
Dr. Ci:Labo Co. Ltd.	1	2,658
Duskin Co. Ltd.	800	14,852
Dydo Drinco Inc.	100	3,864
Earth Chemical Co. Ltd.	200	7,107
East Japan Railway Co.	1,900	152,417
Ebara Corp.	3,000	16,440
Eisai Co. Ltd.	1,500	63,215
Electric Power Development Co. Ltd.	700	23,095
Exedy Corp.	200	5,374

Security	Shares	Value

FamilyMart Co. Ltd.	400	$17,589
Fancl Corp.	500	6,177
FANUC Corp.	1,100	166,194
Fast Retailing Co. Ltd.	300	102,333
FCC Co. Ltd.	200	4,642
Frontier Real Estate Investment Corp.	1	8,469
Fuji Co. Ltd.	600	10,779
Fuji Electric Co. Ltd.	3,000	11,194
Fuji Heavy Industries Ltd.	3,000	73,875
Fuji Machine Manufacturing Co. Ltd.	600	5,313
Fuji Oil Co. Ltd.	300	5,005
Fuji Seal International Inc.	200	5,785
Fuji Soft Inc.	100	1,877
FUJIFILM Holdings Corp.	2,700	59,103
Fujikura Ltd.	2,000	7,280
Fujitsu Ltd.	10,000	38,229
Fukuoka Financial Group Inc.	3,000	13,482
Furukawa Electric Co. Ltd.	6,000	14,458
Futaba Corp.	300	3,508
Fuyo General Lease Co. Ltd.	200	6,934
Global One Real Estate Investment Corp. Ltd.	1	5,551
Glory Ltd.	200	4,677
GLP J-Reit	19	18,545
GMO Internet Inc.	500	5,658
Gree Inc.[b]	400	3,229
GS Yuasa Corp.	2,000	8,785
GungHo Online Entertainment Inc.[a,b]	22	17,894
Gunma Bank Ltd. (The)	3,000	16,928
Gunze Ltd.	2,000	4,941
H.I.S. Co. Ltd.	100	4,860
Hachijuni Bank Ltd. (The)	3,000	17,569
HAJIME CONSTRUCTION Co. Ltd.	100	5,145
Hakuhodo DY Holdings Inc.	100	6,863
Hamamatsu Photonics K.K.	600	20,772
Hankyu Hanshin Holdings Inc.	7,000	39,927
Hanwa Co. Ltd.	1,000	4,108
Haseko Corp.[a]	9,500	11,784
Heiwa Corp.	200	3,432
Heiwa Real Estate Co. Ltd.	700	11,195
Heiwa Real Estate REIT Inc.	8	5,482
Higo Bank Ltd. (The)	1,000	5,856
Hino Motors Ltd.	2,000	30,644
Hirose Electric Co. Ltd.	200	26,618
Hiroshima Bank Ltd. (The)	2,000	8,296

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Hisamitsu Pharmaceutical Co. Inc.	500	$27,452
Hitachi Capital Corp.	200	4,750
Hitachi Chemical Co. Ltd.	400	6,714
Hitachi Construction Machinery Co. Ltd.	800	15,739
Hitachi High-Technologies Corp.	300	6,533
Hitachi Ltd.	29,000	194,011
Hitachi Transport System Ltd.	700	10,014
Hitachi Zosen Corp.	4,000	6,100
Hogy Medical Co. Ltd.	100	5,683
Hokkaido Electric Power Co. Inc.[a]	1,300	16,932
Hokkoku Bank Ltd. (The)	4,000	13,502
Hokuetsu Kishu Paper Co. Ltd.	500	2,145
Hokuhoku Financial Group Inc.	11,000	20,690
Hokuriku Electric Power Co.	1,200	17,264
Hokuto Corp.	700	12,448
Honda Motor Co. Ltd.	9,300	343,236
HORIBA Ltd.	200	7,280
Hoshizaki Electric Co. Ltd.	100	3,467
House Foods Corp.	900	14,412
Hoya Corp.	2,700	58,033
Hulic Co. Ltd.	1,500	17,920
Hyakugo Bank Ltd. (The)	4,000	15,820
Hyakujushi Bank Ltd. (The)	1,000	3,081
IBIDEN Co. Ltd.	500	7,442
IBJ Leasing Co. Ltd.	100	2,938
Idemitsu Kosan Co. Ltd.	100	8,307
IHI Corp.	8,000	33,593
Inaba Denki Sangyo Co. Ltd.	200	5,478
INPEX Corp.	12	52,341
Internet Initiative Japan Inc.	300	10,294
Isetan Mitsukoshi Holdings Ltd.	2,300	31,663
Isuzu Motors Ltd.	7,000	49,606
IT Holdings Corp.	300	3,480
ITO EN Ltd.	300	7,006
ITOCHU Corp.	8,800	104,324
Itochu Techno-Solutions Corp.	100	3,950
Itoham Foods Inc.	1,000	4,270
Iwatani Corp.	1,000	3,660
Iyo Bank Ltd. (The)	1,000	9,517
Izumi Co. Ltd.	200	6,015
J. Front Retailing Co. Ltd.	3,000	23,791
Jaccs Co. Ltd.	3,000	15,434
JAFCO Co. Ltd.	600	21,778
Japan Airlines Co. Ltd.	500	26,435

Security	Shares	Value

Japan Airport Terminal Co. Ltd.	300	$5,600
Japan Excellent Inc.	1	5,297
Japan Hotel REIT Investment Corp.	19	7,292
Japan Logistics Fund Inc.	1	8,846
Japan Petroleum Exploration Co. Ltd.	400	17,122
Japan Prime Realty Investment Corp.	3	8,184
Japan Real Estate Investment Corp.	3	31,600
Japan Rental Housing Investments Inc.	6	4,075
Japan Retail Fund Investment Corp.	10	19,623
Japan Securities Finance Co. Ltd.	1,600	11,290
Japan Steel Works Ltd. (The)	2,000	11,204
Japan Tobacco Inc.	6,300	219,384
JFE Holdings Inc.	2,900	65,368
JGC Corp.	1,000	35,179
Joyo Bank Ltd. (The)	4,000	21,473
JSR Corp.	1,500	27,025
JTEKT Corp.	1,900	23,819
Juroku Bank Ltd. (The)	2,000	7,320
JVC Kenwood Corp.	2,100	4,804
JX Holdings Inc.	12,300	65,155
K’s Holdings Corp.	200	6,792
Kadokawa Group Holdings Inc.	100	3,686
Kagome Co. Ltd.	900	15,236
Kagoshima Bank Ltd. (The)	1,000	6,517
Kajima Corp.	8,000	28,062
Kakaku.com Inc.	600	20,711
Kamigumi Co. Ltd.	3,000	24,798
Kaneka Corp.	1,000	6,751
Kanematsu Corp.[a]	4,000	4,352
Kansai Electric Power Co. Inc. (The)[a]	3,800	46,363
Kansai Paint Co. Ltd.	1,000	12,933
Kao Corp.	3,000	95,776
Kawasaki Heavy Industries Ltd.	10,000	36,500
Kawasaki Kisen Kaisha Ltd.	8,000	16,349
Kayaba Industry Co. Ltd.	2,000	10,371
KDDI Corp.	3,100	170,515
Keihin Corp.	200	3,028
Keikyu Corp.	3,000	24,950
Keio Corp.	3,000	21,046
Keisei Electric Railway Co. Ltd.	2,000	19,196
Keiyo Bank Ltd. (The)	1,000	5,236
Kenedix Realty Investment Corp.	1	3,965
Kewpie Corp.	1,000	15,342
Keyence Corp.	300	97,606

SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Kikkoman Corp.	1,000	$17,162
Kintetsu Corp.	10,000	42,804
Kintetsu World Express Inc.	100	3,772
Kirin Holdings Co. Ltd.	5,000	73,763
Kisoji Co. Ltd.	900	16,736
Kissei Pharmaceutical Co. Ltd.	200	3,872
Kiyo Holdings Inc.	4,000	5,531
Kobayashi Pharmaceutical Co. Ltd.	300	15,586
Kobe Steel Ltd.[a]	20,000	31,518
Kokuyo Co. Ltd.	700	5,117
Komatsu Ltd.	5,600	124,577
Komeri Co. Ltd.	200	4,909
Konami Corp.	400	8,833
Konica Minolta Holdings Inc.	3,000	24,493
Kose Corp.	500	14,112
Kubota Corp.	6,000	87,235
Kuraray Co. Ltd.	2,000	27,228
Kureha Corp.	1,000	3,335
Kurita Water Industries Ltd.	400	8,134
Kyocera Corp.	1,000	101,164
KYORIN Holdings Inc.	200	4,350
Kyowa Exeo Corp.	400	4,400
Kyowa Hakko Kirin Co. Ltd.	2,000	19,887
Kyushu Electric Power Co. Inc.[a]	2,400	33,308
Lawson Inc.	400	31,234
Leopalace21 Corp.[a]	1,900	9,021
Lintec Corp.	200	3,762
Lion Corp.	3,000	16,806
LIXIL Group Corp.	1,800	42,129
M3 Inc.	2	5,490
Mabuchi Motor Co. Ltd.	100	5,175
Makino Milling Machine Co. Ltd.	3,000	17,447
Makita Corp.	600	31,173
Mandom Corp.	200	7,076
Marubeni Corp.	9,000	62,407
Maruha Nichiro Holdings Inc.	3,000	6,070
Marui Group Co. Ltd.	900	8,739
Maruichi Steel Tube Ltd.	200	4,797
Matsui Securities Co. Ltd.	900	8,245
Matsumotokiyoshi Co. Ltd.	400	12,018
Mazda Motor Corp.[a]	15,000	62,529
McDonald’s Holdings Co. (Japan) Ltd.	600	16,581
Medipal Holdings Corp.	600	7,418
Megachips Corp.	700	10,896
MEGMILK SNOW BRAND Co. Ltd.	300	4,316

Security	Shares	Value

Meidensha Corp.	1,000	$3,213
Meiji Holdings Co. Ltd.	400	18,708
Meitec Corp.	200	5,391
Message Co. Ltd.	1	2,444
MID REIT Inc.	9	20,177
Minebea Co. Ltd.	1,000	3,914
Miraca Holdings Inc.	200	9,618
MIRAIT Holdings Corp.	500	4,616
Misawa Homes Co. Ltd.	200	3,237
Misumi Group Inc.	300	8,135
Mitsubishi Chemical Holdings Corp.	7,000	32,810
Mitsubishi Corp.	8,300	150,970
Mitsubishi Electric Corp.	12,000	116,273
Mitsubishi Estate Co. Ltd.	7,000	177,286
Mitsubishi Gas Chemical Co. Inc.	3,000	22,144
Mitsubishi Heavy Industries Ltd.	17,000	91,088
Mitsubishi Logistics Corp.	1,000	14,549
Mitsubishi Materials Corp.	10,000	35,179
Mitsubishi Motors Corp.[a]	2,500	32,891
Mitsubishi Tanabe Pharma Corp.	1,600	21,489
Mitsubishi UFJ Financial Group Inc.	72,200	441,179
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,510	17,986
Mitsui & Co. Ltd.	10,400	139,047
Mitsui Chemicals Inc.	5,000	11,540
Mitsui Engineering & Shipbuilding Co. Ltd.	6,000	10,615
Mitsui Fudosan Co. Ltd.	5,000	150,628
Mitsui Mining & Smelting Co. Ltd.	9,000	20,131
Mitsui O.S.K. Lines Ltd.[a]	7,000	26,903
Mitsumi Electric Co. Ltd.[a]	1,400	10,092
Miura Co. Ltd.	200	5,425
Mizuho Financial Group Inc.	128,900	266,043
MonotaRO Co. Ltd.	200	4,620
Mori Hills REIT Investment Corp.	1	5,572
Mori Seiki Co. Ltd.	1,200	15,531
MORI TRUST Sogo REIT Inc.	1	8,551
Morinaga & Co. Ltd.	9,000	18,576
Morinaga Milk Industry Co. Ltd.	1,000	2,888
MOS Food Services Inc.	1,000	19,064
Moshi Moshi Hotline Inc.	200	2,485
MS&AD Insurance Group Holdings Inc.	2,800	72,366
Murata Manufacturing Co. Ltd.	1,300	89,085
Musashi Seimitsu Industry Co. Ltd.	200	5,021

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Musashino Bank Ltd. (The)	200	$7,087
Nabtesco Corp.	400	8,357
Nachi-Fujikoshi Corp.	2,000	8,764
Nagase & Co. Ltd.	500	6,477
Namco Bandai Holdings Inc.	1,000	16,125
Nanto Bank Ltd. (The)	1,000	3,803
NEC Corp.	13,000	29,343
NEC Networks & System Integration Corp.	200	4,354
Net One Systems Co. Ltd.	1,100	8,533
Nexon Co. Ltd.	400	5,039
NGK Insulators Ltd.	2,000	26,638
NHK Spring Co. Ltd.	600	6,942
Nichi-Iko Pharmaceutical Co. Ltd.	200	4,289
Nichias Corp.	1,000	6,517
Nichii Gakkan Co.	400	3,550
Nichirei Corp.	1,000	4,799
Nidec Corp.	600	48,803
Nifco Inc.	200	5,427
Nihon Kohden Corp.	200	8,378
Nikon Corp.	1,900	39,582
Nintendo Co. Ltd.	600	75,766
Nippon Accommodations Fund Inc.	1	6,548
Nippon Building Fund Inc.	4	43,394
Nippon Electric Glass Co. Ltd.	3,000	16,074
Nippon Express Co. Ltd.	5,000	23,537
Nippon Flour Mills Co. Ltd.	2,000	10,371
Nippon Kayaku Co. Ltd.	1,000	12,872
Nippon Konpo Unyu Soko Co. Ltd.	300	4,783
Nippon Light Metal Holdings Co. Ltd.	12,400	16,516
Nippon Paint Co. Ltd.	1,000	12,699
Nippon Paper Industries Co. Ltd.	400	5,808
Nippon Sheet Glass Co. Ltd.[a]	9,000	9,425
Nippon Shokubai Co. Ltd.	1,000	10,310
Nippon Soda Co. Ltd.	1,000	5,704
Nippon Steel & Sumitomo Metal Corp.	44,000	127,497
Nippon Suisan Kaisha Ltd.[a]	2,500	5,058
Nippon Telegraph and Telephone Corp.	2,400	120,421
Nippon Yusen K.K.	9,000	24,889
Nipro Corp.	700	6,704
Nishi-Nippon City Bank Ltd. (The)	3,000	7,717
Nishimatsu Construction Co. Ltd.	2,000	4,677
Nishimatsuya Chain Co. Ltd.	600	5,259
Nissan Chemical Industries Ltd.	500	6,904

Security	Shares	Value

Nissan Motor Co. Ltd.	14,200	$148,273
Nisshin OilliO Group Ltd. (The)	3,000	10,676
Nisshin Seifun Group Inc.	1,000	11,550
Nisshin Steel Holdings Co. Ltd.	1,000	8,703
Nissin Foods Holdings Co. Ltd.	500	19,801
Nissin Kogyo Co. Ltd.	300	5,615
Nitori Holdings Co. Ltd.	200	17,000
Nitto Boseki Co. Ltd.	1,000	3,467
Nitto Denko Corp.	1,000	56,225
Nitto Kogyo Corp.	200	3,302
NKSJ Holdings Inc.	2,100	52,588
NOF Corp.	1,000	6,019
NOK Corp.	400	6,353
Nomura Holdings Inc.	21,500	163,291
Nomura Real Estate Holdings Inc.	800	18,569
Nomura Real Estate Office Fund Inc.	1	4,357
Nomura Real Estate Residential Fund Inc.	1	4,977
Nomura Research Institute Ltd.	700	22,846
Noritz Corp.	200	3,363
North Pacific Bank Ltd.	1,600	6,165
NSK Ltd.	4,000	37,334
NTN Corp.[a]	6,000	19,643
NTT Data Corp.	8	28,631
NTT DOCOMO Inc.	88	133,760
NTT Urban Development Corp.	10	12,038
Obayashi Corp.	4,000	21,311
OBIC Co. Ltd.	30	8,391
Odakyu Electric Railway Co. Ltd.	4,000	37,863
Ogaki Kyoritsu Bank Ltd. (The)	2,000	5,836
Oiles Corp.	200	4,016
Oita Bank Ltd. (The)	1,000	2,969
Oji Holdings Corp.	5,000	21,250
Okasan Securities Group Inc.	1,000	8,612
Oki Electric Industry Co. Ltd.[a]	5,000	9,608
Okinawa Electric Power Co. Inc. (The)	100	3,777
Okuma Corp.	2,000	14,743
Okumura Corp.	1,000	3,864
Olympus Corp.[a]	1,200	36,590
Omron Corp.	1,100	33,943
Ono Pharmaceutical Co. Ltd.	500	31,976
Oracle Corp. Japan	300	11,652
Orient Corp.[a]	3,500	9,572
Oriental Land Co. Ltd.	300	48,650
ORIX Corp.	6,800	100,595

SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

ORIX JREIT Inc.	12	$13,360
Osaka Gas Co. Ltd.	11,000	46,413
OSAKA Titanium technologies Co. Ltd.	300	5,820
OSG Corp.	300	4,587
Otsuka Holdings Co. Ltd.	2,200	70,795
Pacific Metals Co. Ltd.	3,000	13,329
Panasonic Corp.[a]	13,100	113,346
Paramount Bed Holdings Co. Ltd.	100	3,320
PARK24 Co. Ltd.	900	16,508
Penta-Ocean Construction Co. Ltd.	1,500	3,630
Pigeon Corp.	200	9,384
Pioneer Corp.[a]	3,500	6,654
Point Inc.	100	4,992
Pola Orbis Holdings Inc.	400	13,949
Premier Investment Corp.	1	3,848
Press Kogyo Co. Ltd.	1,000	4,219
Rakuten Inc.	4,100	55,150
Rengo Co. Ltd.	1,000	5,053
Resona Holdings Inc.	9,600	47,534
Resorttrust Inc.	200	6,056
Ricoh Co. Ltd.	4,000	44,817
Ricoh Leasing Co. Ltd.	200	5,478
Rinnai Corp.	300	21,900
Rohm Co. Ltd.	600	23,120
Royal Holdings Co. Ltd.	500	7,631
Ryohin Keikaku Co. Ltd.	100	8,734
Ryosan Co. Ltd.	300	5,042
Saizeriya Co. Ltd.	300	4,212
San-in Godo Bank Ltd. (The)	1,000	7,534
Sangetsu Co. Ltd.	200	4,958
Sankyo Co. Ltd.	400	17,610
Sankyo Tateyama Inc.	200	4,101
Sankyu Inc.	1,000	3,477
Sanrio Co. Ltd.	200	9,720
Santen Pharmaceutical Co. Ltd.	500	21,732
Sanwa Holdings Corp.	1,000	5,490
Sapporo Holdings Ltd.	2,000	7,178
Sawai Pharmaceutical Co. Ltd.	100	12,079
SBI Holdings Inc.	2,000	20,904
SCSK Corp.	200	4,065
Secom Co. Ltd.	1,300	71,374
Sega Sammy Holdings Inc.	1,100	25,522
Seiko Epson Corp.	1,000	12,485
Seino Holdings Co. Ltd.	1,000	8,947

Security	Shares	Value

Sekisui Chemical Co. Ltd.	2,000	$20,009
Sekisui House Ltd.	3,000	38,646
Sekisui House SI Investment Corp.	1	4,570
Senshu Ikeda Holdings Inc.	900	4,530
Seven & I Holdings Co. Ltd.	4,400	165,523
Seven Bank Ltd.	1,900	7,012
Sharp Corp.[a]	6,000	24,645
Shiga Bank Ltd. (The)	1,000	5,683
Shikoku Electric Power Co. Inc.[a]	1,200	21,412
Shimachu Co. Ltd.	300	7,354
Shimadzu Corp.	1,000	7,859
Shimamura Co. Ltd.	200	22,856
Shimano Inc.	500	44,939
Shimizu Corp.	6,000	24,889
Shin-Etsu Chemical Co. Ltd.	2,400	149,337
Shinko Electric Industries Co. Ltd.	500	4,809
ShinMaywa Industries Ltd.	1,000	8,205
Shinsei Bank Ltd.	13,000	28,814
Shionogi & Co. Ltd.	2,000	40,486
Ship Healthcare Holdings Inc.	100	3,681
Shiseido Co. Ltd.	2,200	33,708
Shizuoka Bank Ltd. (The)	3,000	32,362
SHO-BOND Holdings Co. Ltd.	100	3,894
Showa Corp.	600	8,052
Showa Denko K.K.	5,000	6,710
Showa Shell Sekiyu K.K.	900	8,272
SKY Perfect JSAT Holdings Inc.	9	4,703
SMC Corp.	400	84,470
SoftBank Corp.	5,400	342,596
Sohgo Security Services Co. Ltd.	300	5,338
Sojitz Corp.	5,700	9,678
Sony Corp.	5,600	117,745
Sony Financial Holdings Inc.	1,100	18,006
Sotetsu Holdings Inc.	2,000	7,239
Square Enix Holdings Co. Ltd.	300	4,112
Stanley Electric Co. Ltd.	1,000	19,318
Start Today Co. Ltd.	300	6,180
Sugi Holdings Co. Ltd.	400	15,475
Sumco Corp.	500	4,397
Sumitomo Bakelite Co. Ltd.	1,000	3,752
Sumitomo Chemical Co. Ltd.	10,000	32,840
Sumitomo Corp.	6,900	92,042
Sumitomo Electric Industries Ltd.	4,700	63,317
Sumitomo Forestry Co. Ltd.	600	6,332
Sumitomo Heavy Industries Ltd.	3,000	13,909

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Sumitomo Light Metal Industries Ltd.	9,000	$8,144
Sumitomo Metal Mining Co. Ltd.	4,000	52,056
Sumitomo Mitsui Financial Group Inc.	7,200	328,321
Sumitomo Mitsui Trust Holdings Inc.	18,000	82,721
Sumitomo Osaka Cement Co. Ltd.	2,000	6,466
Sumitomo Real Estate Sales Co. Ltd.	50	2,699
Sumitomo Realty & Development Co. Ltd.	2,000	83,473
Sumitomo Rubber Industries Inc.	1,100	18,263
Sumitomo Warehouse Co. Ltd. (The)	1,000	5,704
Sundrug Co. Ltd.	300	12,856
Suntory Beverage & Food Ltd.[a]	700	24,554
Suruga Bank Ltd.	1,000	17,711
Suzuken Co. Ltd.	300	9,349
Suzuki Motor Corp.	2,000	47,806
Sysmex Corp.	500	32,179
T&D Holdings Inc.	3,300	41,638
Taiheiyo Cement Corp.	7,000	23,486
Taikisha Ltd.	200	4,813
Taisei Corp.	8,000	31,071
Taisho Pharmaceutical Holdings Co. Ltd.	200	13,583
Taiyo Holdings Co. Ltd.	200	6,233
Taiyo Nippon Sanso Corp.	1,000	7,036
Taiyo Yuden Co. Ltd.	1,000	13,350
Takasago Thermal Engineering Co. Ltd.	600	5,155
Takashimaya Co. Ltd.	2,000	19,623
Takata Corp.	200	4,167
Takeda Pharmaceutical Co. Ltd.	4,700	209,064
Tamron Co. Ltd.	100	1,996
TDK Corp.	800	28,753
Teijin Ltd.	4,000	8,663
Terumo Corp.	800	40,384
THK Co. Ltd.	800	16,642
Toagosei Co. Ltd.	1,000	4,270
Tobu Railway Co. Ltd.	6,000	30,868
Toda Corp.	1,000	2,837
Toho Bank Ltd. (The)	1,000	2,938
Toho Co. Ltd.	500	10,391
Toho Gas Co. Ltd.	3,000	14,946
Toho Holdings Co. Ltd.	200	3,455
Toho Zinc Co. Ltd.	5,000	14,488
Tohoku Electric Power Co. Inc.[a]	2,600	30,294
Tokai Carbon Co. Ltd.	1,000	2,867

Security	Shares	Value

Tokai Rika Co. Ltd.	200	$4,301
Tokai Tokyo Financial Holdings Inc.	1,000	7,402
Tokio Marine Holdings Inc.	4,100	130,685
Tokuyama Corp.	3,000	10,706
Tokyo Broadcasting System Holdings Inc.	300	3,959
Tokyo Dome Corp.	1,000	6,202
Tokyo Electric Power Co. Inc.[a]	7,800	47,503
Tokyo Electron Ltd.	900	40,857
Tokyo Gas Co. Ltd.	15,000	82,202
Tokyo Ohka Kogyo Co. Ltd.	200	4,287
Tokyo Seimitsu Co. Ltd.	300	5,856
Tokyo Tatemono Co. Ltd.	3,000	24,859
Tokyu Corp.	7,000	45,336
Tokyu Land Corp.	4,000	38,066
TOKYU REIT Inc.	1	5,185
TOMONY Holdings Inc.	1,000	3,559
Tomy Co. Ltd.	800	3,831
TonenGeneral Sekiyu K.K.	1,000	9,639
Top REIT Inc.	1	4,224
Toppan Forms Co. Ltd.	400	3,441
Toppan Printing Co. Ltd.	4,000	27,086
Toray Industries Inc.	8,000	50,836
Toshiba Corp.	24,000	103,706
Toshiba Machine Co. Ltd.	1,000	4,606
Toshiba Tec Corp.	1,000	5,745
Tosoh Corp.	6,000	21,229
TOTO Ltd.	2,000	20,355
Toyo Ink SC Holdings Co. Ltd.	1,000	5,033
Toyo Seikan Kaisha Ltd.	1,100	18,152
Toyo Tire & Rubber Co. Ltd.	3,000	17,233
Toyobo Co. Ltd.	4,000	6,222
Toyoda Gosei Co. Ltd.	500	12,252
Toyota Boshoku Corp.	300	4,331
Toyota Industries Corp.	1,000	41,025
Toyota Motor Corp.	15,700	952,966
Toyota Tsusho Corp.	1,400	37,066
Trend Micro Inc.	900	29,831
TS Tech Co. Ltd.	200	6,548
TSI Holdings Co. Ltd.	400	2,867
Tsubakimoto Chain Co.	1,000	6,161
Tsumura & Co.	500	14,204
TV Asahi Corp.	200	4,372
Ube Industries Ltd.	4,000	7,564
Unicharm Corp.	800	42,458

SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Unipres Corp.	100	$1,957
United Arrows Ltd.	100	4,509
United Urban Investment Corp.	12	14,860
Universal Entertainment Corp.	100	1,965
UNY Co. Ltd.	800	5,124
Ushio Inc.	500	6,126
USS Co. Ltd.	170	20,240
Valor Co. Ltd.	200	3,308
Wacom Co. Ltd.	800	6,442
Watami Co. Ltd.	500	8,571
West Japan Railway Co.	1,100	46,302
Xebio Co. Ltd.	100	2,090
Yahoo! Japan Corp.	89	47,235
Yakult Honsha Co. Ltd.	500	23,232
Yamada Denki Co. Ltd.	530	21,393
Yamagata Bank Ltd. (The)	1,000	4,270
Yamaguchi Financial Group Inc.	1,000	9,496
Yamaha Corp.	600	7,674
Yamaha Motor Co. Ltd.	1,900	25,422
Yamanashi Chuo Bank Ltd. (The)	1,000	3,986
Yamato Holdings Co. Ltd.	2,300	50,324
Yamato Kogyo Co. Ltd.	200	6,466
Yaskawa Electric Corp.	1,000	11,906
Yokogawa Electric Corp.	1,500	19,369
Yokohama Rubber Co. Ltd. (The)	1,000	9,822
Yoshinoya Holdings Co. Ltd.	15	17,645
Zenrin Co. Ltd.	300	3,255
Zensho Holdings Co. Ltd.	300	3,563
Zeon Corp.	1,000	10,828

		17,197,940
MALAYSIA — 0.84%
Affin Holdings Bhd	2,000	2,608
AirAsia Bhd	13,200	12,858
Alliance Financial Group Bhd	4,300	7,105
AMMB Holdings Bhd	7,200	17,379
Axiata Group Bhd	18,400	38,513
Berjaya Corp. Bhd	140,800	25,174
Berjaya Sports Toto Bhd	2,857	3,681
British American Tobacco (Malaysia) Bhd	500	9,448
Bumi Armada Bhd[a]	5,800	7,062
Bursa Malaysia Bhd	2,500	5,996
CapitaMalls Malaysia Trust Bhd	4,900	2,356
Carlsberg Brewery Malaysia Bhd	700	3,172
CIMB Group Holdings Bhd	31,700	76,905

Security	Shares	Value

Dialog Group Bhd	6,200	$5,332
DiGi.Com Bhd	21,000	30,102
DRB-Hicom Bhd	2,800	2,192
Felda Global Ventures Holdings Bhd	5,900	8,002
Gamuda Bhd	8,600	12,619
Genting Bhd	11,800	35,756
Genting Malaysia Bhd	12,100	15,517
Genting Plantations Bhd	1,200	3,647
HAP Seng Consolidated Bhd	4,200	2,564
Hong Leong Bank Bhd	2,400	10,210
Hong Leong Financial Group Bhd	1,000	4,310
IGB Corp. Bhd	4,400	3,432
IHH Healthcare Bhd[a]	10,000	12,330
IJM Corp. Bhd	4,200	7,496
IOI Corp. Bhd	14,300	24,068
KPJ Healthcare Bhd	4,400	8,952
Kuala Lumpur Kepong Bhd	2,100	13,724
Lafarge Malaysia Bhd	4,200	13,387
Malayan Banking Bhd	23,600	74,641
Malaysia Airports Holdings Bhd	2,700	5,610
Malaysian Resources Corp. Bhd	46,900	21,108
Maxis Bhd	9,200	20,164
Media Prima Bhd	29,400	24,651
MISC Bhd[a]	5,200	8,720
MMC Corp. Bhd	3,900	3,234
Multi-Purpose Holdings Bhd	3,100	3,689
Parkson Holdings Bhd	3,000	3,329
Pavilion Real Estate Investment Trust Bhd	4,900	2,130
Petronas Chemicals Group Bhd	25,500	52,038
Petronas Dagangan Bhd	1,000	8,261
Petronas Gas Bhd	3,700	23,769
PPB Group Bhd	2,300	10,564
Public Bank Bhd Foreign	6,000	31,924
RHB Capital Bhd	2,800	7,121
Sapurakencana Petroleum Bhd[a]	29,100	34,626
Sime Darby Bhd	16,000	46,757
Sunway Real Estate Investment Trust Bhd	8,100	3,321
TAN Chong Motor Holdings Bhd	2,000	4,118
Telekom Malaysia Bhd	4,200	6,823
Tenaga Nasional Bhd	17,200	47,136
TIME dotCom Bhd[a]	2,000	2,306
Top Glove Corp. Bhd	2,300	4,176
UEM Land Holdings Bhd	7,100	5,866

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

UMW Holdings Bhd	3,900	$16,663
WCT Holdings Bhd	5,370	4,072
YTL Corp. Bhd	19,900	10,244
YTL Power International Bhd	10,900	5,443

		918,401
MEXICO — 1.05%
Alfa SAB de CV Series A	17,300	44,205
Alsea SAB de CV	5,700	15,502
America Movil SAB de CV Series L	213,800	223,921
Arca Continental SAB de CV	1,100	8,200
Bolsa Mexicana de Valores SAB de CV	1,400	3,738
Cemex SAB de CV CPO[a]	71,740	82,292
Coca-Cola FEMSA SAB de CV Series L	2,200	30,929
Compartamos SAB de CV	4,900	8,828
El Puerto de Liverpool SA de CV Series C1	600	6,890
Empresas ICA SAB de CVa	13,700	28,815
Fibra Uno Administracion SA de CV	7,600	24,146
Fomento Economico Mexicano SAB de CV BD Units	9,800	97,278
Genomma Lab Internacional SAB de CV Series Ba,b	3,200	7,469
Grupo Aeroportuario del Pacifico SAB de CV Series B	1,300	6,736
Grupo Aeroportuario del Sureste SAB de CV Series B	800	9,444
Grupo Bimbo SAB de CV Series A	9,600	32,318
Grupo Carso SAB de CV Series A1	3,100	15,362
Grupo Comercial Chedraui SA de CV	1,900	6,133
Grupo Financiero Banorte SAB de CV Series O	14,700	92,960
Grupo Financiero Inbursa SAB de CV Series O	10,700	24,973
Grupo Financiero Santander Mexico SAB de CV Series B	7,800	22,514
Grupo Herdez SAB de CV	1,300	4,161
Grupo Mexico SAB de CV Series B	27,400	84,020
Grupo Simec SAB de CV Series Ba	600	2,366
Grupo Televisa SAB de CV CPO	13,900	74,816
Industrias CH SAB de CV Series Ba	700	4,470
Industrias Penoles SAB de CV	1,300	40,669
Kimberly-Clark de Mexico SAB de CV Series A	8,300	27,165
Mexichem SAB de CV	5,200	24,220

Security	Shares	Value

Minera Frisco SAB de CV Series A1[a]	2,400	$5,244
OHL Mexico SAB de CVa	5,700	15,031
TV Azteca SAB de CV CPO	6,200	2,899
Wal-Mart de Mexico SAB de CV Series V	26,600	72,446

		1,150,160
NETHERLANDS — 1.91%
Aalberts Industries NV	1,157	29,098
AEGON NV	10,840	83,413
Akzo Nobel NV	1,372	83,357
Arcadis NV	279	7,224
ASM International NV	465	14,634
ASML Holding NV	2,150	192,990
BinckBank NV	521	4,605
Brunel International NV	73	3,511
Corio NV	511	22,314
CSM NV CVA	331	7,564
D.E Master Blenders 1753 NVa	2,831	46,613
Delta Lloyd NV	1,316	28,431
Eurocommercial Properties NV	428	16,245
Fugro NV CVA	439	26,698
Heineken Holding NV	552	34,567
Heineken NV	1,335	93,597
ING Groep NV CVA[a]	21,832	222,640
Koninklijke Ahold NV	6,242	102,652
Koninklijke BAM Groep NV	1,297	7,406
Koninklijke DSM NV	867	60,786
Koninklijke KPN NVa	16,801	44,195
Koninklijke Philips Electronics NV	5,620	179,548
Koninklijke Ten Cate NV	201	4,840
Nieuwe Steen Investments NV	459	3,258
Nutreco NV	577	27,122
PostNL NVa	1,845	6,634
Randstad Holding NV	781	37,609
Reed Elsevier NV	3,981	76,121
Royal Boskalis Westminster NV CVA	783	29,367
Royal Vopak NV	551	31,673
SBM Offshore NVa	1,232	23,802
TKH Group NV	623	17,108
TNT Express NV	2,068	16,226
TomTom NVa,b	489	2,844
Unilever NV CVA	9,415	378,052
Unit4 NV	184	6,208
USG People NV	524	3,889
VastNed Retail NV	114	4,848

SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Wereldhave NV	227	$16,021
Wolters Kluwer NV	1,805	43,489
Ziggo NV	939	37,231

		2,078,430
NEW ZEALAND — 0.19%
Air New Zealand Ltd.	8,896	10,267
Auckland International Airport Ltd.	10,556	26,466
Chorus Ltd.	1,525	3,277
Contact Energy Ltd.	1,677	7,168
Fisher & Paykel Healthcare Corp. Ltd.	2,420	6,703
Fletcher Building Ltd.	4,840	31,320
Freightways Ltd.	1,017	3,287
Goodman Property Trust	15,188	12,391
Infratil Ltd.	2,491	4,927
Kiwi Income Property Trust	11,585	10,466
Mainfreight Ltd.	356	3,046
Nuplex Industries Ltd.	1,232	3,060
Precinct Properties New Zealand Ltd.	16,759	13,673
Ryman Healthcare Ltd.	1,420	8,036
Sky Network Television Ltd.	5,044	21,519
SKYCITY Entertainment Group Ltd.	2,192	7,310
Telecom Corp. of New Zealand Ltd.	10,308	18,461
Trade Me Ltd.	2,964	11,277

		202,654
NORWAY — 0.70%
Aker ASA Class A	116	3,687
Aker Solutions ASA	1,843	27,673
Algeta ASA[a]	194	7,925
Atea ASA	490	5,137
Austevoll Seafood ASA	718	4,055
Cermaq ASA	338	6,201
Det norske oljeselskap ASA[a]	231	3,379
DNB ASA	5,840	96,921
DNO International ASA[a]	2,579	5,560
Fred Olsen Energy ASA	141	6,785
Gjensidige Forsikring ASA	679	10,477
Kvaerner ASA	5,594	9,553
Leroey Seafood Group ASA	149	3,968
Marine Harvest ASA	11,727	11,778
Norsk Hydro ASA	3,547	15,024
Norwegian Air Shuttle ASa	182	8,094
Norwegian Property ASA	3,924	5,474
Opera Software ASA	552	4,480
Orkla ASA	6,046	46,648
Petroleum Geo-Services ASA	1,648	22,112

Security	Shares	Value

Polarcus Ltd.[a]	22,060	$18,374
Prosafe SE	1,090	10,920
Renewable Energy Corp. ASA[a]	11,029	5,688
Schibsted ASA	311	15,776
Seadrill Ltd.	1,863	79,667
SpareBank 1 SMN	899	7,403
Statoil ASA	5,444	117,642
Stolt-Nielsen Ltd.	215	4,999
Storebrand ASA[a]	1,487	8,526
Subsea 7 SA	1,699	32,118
Telenor ASA	3,537	78,048
TGS-NOPEC Geophysical Co. ASA	753	24,102
Tomra Systems ASA	838	7,652
Yara International ASA	1,117	49,976

		765,822
PERU — 0.08%
Credicorp Ltd.	431	51,198
Southern Copper Corp.	1,282	33,422

		84,620
PHILIPPINES — 0.25%
Aboitiz Equity Ventures Inc.	8,000	9,265
Aboitiz Power Corp.	20,700	16,658
Alliance Global Group Inc.	16,400	9,912
Ayala Corp.	780	10,839
Ayala Land Inc.	36,700	25,436
Bank of the Philippine Islands	7,340	15,904
BDO Unibank Inc.	12,060	22,493
Belle Corp.[a]	23,100	2,739
DMCI Holdings Inc.	3,000	3,675
Energy Development Corp.	35,100	4,882
First Gen Corp.	6,500	2,754
First Philippine Holdings Corp.	1,970	3,901
Globe Telecom Inc.	135	5,082
International Container Terminal Services Inc.	8,610	18,180
Jollibee Foods Corp.	1,800	6,424
Manila Water Co. Inc.	5,100	3,822
Metropolitan Bank & Trust Co.	1,030	2,519
Philippine Long Distance Telephone Co.	305	21,209
Philippine National Bank[a]	1,580	2,956
SM Investments Corp.	2,350	51,405
SM Prime Holdings Inc.	28,700	11,617
Universal Robina Corp.	6,450	18,460

		270,132

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

POLAND — 0.30%
Asseco Poland SA	316	$4,489
Bank Handlowy w Warszawie SA	140	4,222
Bank Millennium SAa	2,061	3,989
Bank Pekao SA	727	37,222
BRE Bank SA	61	8,223
Cyfrowy Polsat SAa	957	6,334
ENEA SA	545	2,300
Eurocash SA	665	12,353
Getin Noble Bank SAa	5,363	3,432
Globe Trade Centre SAa	1,182	2,982
Grupa Azoty SA	142	2,899
Grupa Lotos SAa	316	3,270
Jastrzebska Spolka Weglowa SA	299	6,254
Kernel Holding SAa	225	3,521
KGHM Polska Miedz SA	1,302	45,119
Lubelski Wegiel Bogdanka SAa	158	5,209
Netia SAa	1,586	2,253
Polska Grupa Energetyczna SA	3,124	14,756
Polski Koncern Naftowy Orlen SA	2,313	31,375
Polskie Gornictwo Naftowe i Gazownictwo SA	7,834	15,164
Powszechna Kasa Oszczednosci Bank Polski SA	4,701	54,596
Powszechny Zaklad Ubezpieczen SA	282	39,934
Synthos SA	2,160	2,967
Tauron Polska Energia SA	4,477	6,150
Telekomunikacja Polska SA	2,998	7,113
TVN SA	1,026	3,459

		329,585
PORTUGAL — 0.11%
Banco BPI SAa	2,016	2,623
Banco Comercial Portugues SA Registered[a]	97,717	12,197
Banco Espirito Santo SA Registered[a]	8,479	8,219
Energias de Portugal SA	7,796	27,640
Galp Energia SGPS SA Class B	2,034	32,410
Jeronimo Martins SGPS SA	909	17,924
Portucel SA	833	2,945
Portugal Telecom SGPS SA Registered	2,499	9,527
Sonae SGPS SA	3,923	4,058
Zon Multimedia Servicos Telecomunicacoes e Multimedia SGPS SA	1,034	6,041

		123,584

Security	Shares	Value

RUSSIA — 0.63%
Gazprom OAO SP ADR	7,448	$57,871
LUKOIL OAO SP ADR	4,512	268,283
MegaFon OAO SP GDR	5,009	159,036
Mobile TeleSystems OJSC SP ADR	8,405	163,813
Sberbank of Russia SP ADR	3,542	41,052

		690,055
SINGAPORE — 1.23%
AIMS AMP Capital Industrial REIT	16,000	19,969
ARA Asset Management Ltd.	3,300	4,766
Ascendas India Trust	35,000	19,644
Ascendas REIT	6,000	10,832
Ascott Residence Trust	4,000	3,941
Biosensors International Group Ltd.[b]	4,000	3,265
Cache Logistics Trust	7,000	6,621
Cambridge Industrial Trust	49,000	25,770
CapitaCommercial Trust	7,000	7,720
CapitaLand Ltd.	12,000	30,425
CapitaMall Trust Management Ltd.	8,000	12,748
CapitaMalls Asia Ltd.	5,000	7,830
CapitaRetail China Trust	4,000	4,804
CDL Hospitality Trusts	3,000	3,921
City Developments Ltd.	2,000	16,688
ComfortDelGro Corp. Ltd.	7,000	10,989
COSCO Corp. (Singapore) Ltd.[b]	5,000	2,944
DBS Group Holdings Ltd.	8,000	104,871
Ezion Holdings Ltd.	29,000	50,536
Ezra Holdings Ltd.[a]	52,000	35,308
First REIT	26,000	24,797
First Resources Ltd.	2,000	2,637
Frasers Centrepoint Trust	3,000	4,521
Frasers Commercial Trust	6,000	6,146
Genting Singapore PLC	32,000	33,282
Global Logistic Properties Ltd.	19,000	42,356
Golden Agri-Resources Ltd.	49,000	20,193
Hutchison Port Holdings Trust	30,000	22,200
Hyflux Ltd.	3,000	3,073
Indofood Agri Resources Ltd.	3,000	2,084
K-Green Trust	45,000	36,206
Keppel Corp. Ltd.	6,000	48,746
Keppel Land Ltd.	3,000	8,690
Keppel REIT Management Ltd.	3,200	3,190
LionGold Corp. Ltd.[a]	6,000	5,487
Lippo Malls Indonesia Retail Trust	11,000	4,274
M1 Ltd.	2,000	5,071

SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Mapletree Commercial Trust	4,000	$3,736
Mapletree Industrial Trust	4,000	4,239
Mapletree Logistics Trust	4,000	3,344
Midas Holdings Ltd.	67,000	25,244
Neptune Orient Lines Ltd.[a,b]	4,000	3,375
Noble Group Ltd.	31,000	21,779
Olam International Ltd.[b]	6,000	7,983
Oversea-Chinese Banking Corp. Ltd.	13,000	107,759
Overseas Union Enterprise Ltd.	1,000	2,221
Parkway Life REIT	3,000	5,887
Perennial China Retail Trust	13,000	5,766
Raffles Medical Group Ltd.	2,000	5,055
Sabana Shari’ah Compliant Industrial REIT	57,065	52,185
SATS Ltd.	3,000	7,818
SembCorp Industries Ltd.	4,000	15,950
SembCorp Marine Ltd.[b]	3,000	10,715
Singapore Airlines Ltd.	3,000	23,808
Singapore Exchange Ltd.	4,000	23,957
Singapore Post Ltd.[b]	7,000	7,226
Singapore Technologies Engineering Ltd.	6,000	20,158
Singapore Telecommunications Ltd.	41,000	126,481
SMRT Corp. Ltd.[b]	4,000	4,443
Starhill Global REIT	8,000	5,149
StarHub Ltd.	2,000	6,908
STX OSV Holdings Ltd.	2,000	1,295
Suntec REIT	7,000	8,737
Super Group Ltd.	1,000	3,776
Tiger Airways Holdings Ltd.[a]	8,400	3,956
United Engineers Ltd.	1,000	1,845
United Overseas Bank Ltd.	6,000	101,071
UOL Group Ltd.	2,000	10,958
Venture Corp. Ltd.	1,000	5,746
Wheelock Properties Ltd.	1,000	1,437
Wilmar International Ltd.	10,000	24,726
Wing Tai Holdings Ltd.	3,000	5,016
Yangzijiang Shipbuilding[b]	7,000	5,138
Yanlord Land Group Ltd.	9,000	8,725

		1,340,157
SOUTH AFRICA — 1.53%
Absa Group Ltd.	2,189	31,578
Acucap Properties Ltd.	769	3,415
Adcock Ingram Holdings Ltd.	900	6,152
Aeci Ltd.	718	8,460

Security	Shares	Value

African Bank Investments Ltd.	12,308	$18,072
African Rainbow Minerals Ltd.	433	7,101
Anglo American Platinum Ltd.[a]	294	10,396
AngloGold Ashanti Ltd.	2,175	28,165
ArcelorMittal South Africa Ltd.[a]	1,046	3,530
Aspen Pharmacare Holdings Ltd.	2,156	47,623
Assore Ltd.	123	4,146
Aveng Ltd.	1,865	5,513
AVI Ltd.	1,135	6,579
Barloworld Ltd.	909	7,523
Bidvest Group Ltd.	2,224	54,760
Brait SEa	1,866	7,890
Capital Property Fund	5,194	5,462
Clicks Group Ltd.	1,183	6,853
Coronation Fund Managers Ltd.	1,361	9,022
DataTec Ltd.	1,038	5,930
Discovery Ltd.	2,544	22,913
Emira Property Fund	2,652	3,905
Exxaro Resources Ltd.	529	8,152
FirstRand Ltd.	16,826	50,363
Foschini Group Ltd. (The)	832	8,447
Fountainhead Property Trust	6,473	5,023
Gold Fields Ltd.	4,135	24,411
Grindrod Ltd.	2,095	4,844
Growthpoint Properties Ltd.	11,440	28,700
Harmony Gold Mining Co. Ltd.	2,167	7,927
Hyprop Investments Ltd. Units	389	2,940
Illovo Sugar Ltd.	1,260	4,131
Impala Platinum Holdings Ltd.	3,009	29,455
Imperial Holdings Ltd.	1,243	25,829
Investec Ltd.	1,112	7,461
JD Group Ltd.	673	2,061
JSE Ltd.	642	5,223
Kumba Iron Ore Ltd.	349	15,425
Lewis Group Ltd.	522	3,067
Liberty Holdings Ltd.	457	5,654
Life Healthcare Group Holdings Ltd.	3,824	13,893
Massmart Holdings Ltd.	466	7,877
MMI Holdings Ltd.	11,824	25,654
Mondi Ltd.	594	8,725
Mr. Price Group Ltd.	1,694	22,001
MTN Group Ltd.	9,597	179,413
Murray & Roberts Holdings Ltd.[a]	2,197	5,272
Nampak Ltd.	2,634	8,479
Naspers Ltd. Class N	2,265	188,780

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Nedbank Group Ltd.	858	$15,391
Netcare Ltd.	3,925	9,269
Northam Platinum Ltd.[a]	2,424	8,848
Omnia Holdings Ltd.	252	4,476
Pick n Pay Holdings Ltd.	1,684	2,974
Pick n Pay Stores Ltd.	1,118	4,263
PPC Ltd.	2,250	6,585
Redefine Properties Ltd.	9,966	9,876
Remgro Ltd.	2,973	56,704
Resilient Property Income Fund Ltd.	1,010	5,270
Reunert Ltd.	792	5,354
RMB Holdings Ltd.	5,529	22,653
RMI Holdings Ltd.	2,626	7,155
Sanlam Ltd.	10,271	49,265
Sappi Ltd.[a]	2,490	6,621
Sasol Ltd.	3,119	143,066
Shoprite Holdings Ltd.	2,358	39,706
Sibanye Gold Ltd.[a]	6,379	4,886
SPAR Group Ltd. (The)	732	8,478
Standard Bank Group Ltd.	6,471	72,166
Steinhoff International Holdings Ltd.[a]	11,191	29,589
Sun International Ltd.	589	5,819
Super Group Ltd.[a]	1,997	4,702
Telkom SA SOC Ltd.[a]	1,555	3,041
Tiger Brands Ltd.	1,209	37,578
Tongaat Hulett Ltd.	456	5,798
Truworths International Ltd.	2,957	24,956
Vodacom Group Ltd.	2,054	24,192
Wilson Bayly Holmes-Ovcon Ltd.	278	4,379
Woolworths Holdings Ltd.	5,465	37,094

		1,664,349
SOUTH KOREA — 3.10%
3S Korea Co. Ltd.[a]	691	3,795
Able C&C Co. Ltd.	38	1,258
AmorePacific Corp.	25	21,096
AmorePacific Group	12	4,144
Asiana Airlines Inc.[a]	3,570	15,237
Binggrae Co. Ltd.	33	3,099
BS Financial Group Inc.	690	9,858
Capro Corp.	850	6,015
Celltrion Inc.	314	18,279
Chabio & Diostech Co. Ltd.[a]	357	3,321
Cheil Industries Inc.	171	13,532
Cheil Worldwide Inc.[a]	400	9,168
CJ CGV Co. Ltd.	140	5,982

Security	Shares	Value

CJ CheilJedang Corp.	33	$8,328
CJ Corp.	67	6,829
CJ E&M Corp.[a]	117	4,010
CJ O Shopping Co. Ltd.	15	4,887
Com2uS Corp.[a]	101	3,178
Cosmax Inc.	60	2,550
Coway Co. Ltd.	244	13,032
Daelim Industrial Co. Ltd.	111	8,794
Daesang Corp.	110	3,452
Daewoo Engineering & Construction Co. Ltd.[a]	520	3,573
Daewoo International Corp.	150	5,127
Daewoo Securities Co. Ltd.	760	6,745
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	410	10,821
Daishin Securities Co. Ltd.	620	4,917
Daou Technology Inc.	160	2,371
Daum Communications Corp.	178	13,896
Dong-A Socio Holdings Co. Ltd.	168	21,833
Dong-A ST Co. Ltd.[a]	25	3,160
Dongbu Insurance Co. Ltd.	380	16,084
Dongkuk Steel Mill Co. Ltd.	290	3,188
Dongsuh Companies Inc.	276	7,063
Dongwon Industries Co. Ltd.	9	2,764
Doosan Corp.	35	4,440
Doosan Heavy Industries & Construction Co. Ltd.	212	8,699
Doosan Infracore Co. Ltd.[a]	450	4,947
E-Mart Co. Ltd.	120	22,592
Fila Korea Ltd.	263	15,732
Gamevil Inc.[a]	26	1,845
GemVax & Kael Co. Ltd.[a]	115	2,201
Grand Korea Leisure Co. Ltd.	130	3,703
Green Cross Corp.	133	15,509
Green Cross Holdings Corp.	1,280	16,578
GS Engineering & Construction Corp.	462	12,543
GS Holdings Corp.	223	10,957
Halla Visteon Climate Control Corp.	160	4,750
Hana Financial Group Inc.	1,414	45,311
Hana Tour Service Inc.	60	4,107
Handsome Co. Ltd.	100	2,470
Hanjin Heavy Industries & Construction Co. Ltd.[a]	1,173	12,947
Hanjin Shipping Co. Ltd.[a]	1,630	11,709
Hankook Tire Co. Ltd.	554	29,687

SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Hanmi Pharm Co. Ltd.[a]	38	$5,683
Hansol Paper Co.	1,370	14,878
Hanwha Chemical Corp.	390	6,526
Hanwha Corp.	220	6,022
Hanwha Life Insurance Co. Ltd.	890	5,340
Hotel Shilla Co. Ltd.	147	8,702
Huchems Fine Chemical Corp.	150	2,650
Hyosung Corp.	110	6,599
Hyundai Department Store Co. Ltd.	66	9,488
Hyundai Development Co.	470	8,346
Hyundai Engineering & Construction Co. Ltd.	446	23,502
Hyundai Glovis Co. Ltd.	57	9,818
Hyundai Greenfood Co. Ltd.	230	3,634
Hyundai Heavy Industries Co. Ltd.	259	48,414
Hyundai Home Shopping Network Corp.	20	3,018
Hyundai Hysco Co. Ltd.	140	4,910
Hyundai Marine & Fire Insurance Co. Ltd.	270	7,402
Hyundai Merchant Marine Co. Ltd.[a]	232	3,325
Hyundai Mipo Dockyard Co. Ltd.	51	6,038
Hyundai Mobis Co. Ltd.	398	97,071
Hyundai Motor Co.	965	199,713
Hyundai Securities Co. Ltd.	660	3,654
Hyundai Steel Co.	243	14,795
Hyundai Wia Corp.	63	9,197
iMarketKorea Inc.	80	1,823
Industrial Bank of Korea	760	7,712
Interflex Co. Ltd.[a]	38	1,461
JB Financial Group Co. Ltd.[a]	6,800	40,010
Kangwon Land Inc.	420	10,692
KB Financial Group Inc.	1,522	48,230
KCC Corp.	20	6,213
KEPCO Plant Service & Engineering Co. Ltd.	63	3,068
Kia Motors Corp.	1,468	83,238
KIWOOM Securities Co. Ltd.	71	3,590
Kolon Industries Inc.	75	3,371
Korea Aerospace Industries Ltd.	140	3,595
Korea Electric Power Corp.[a]	1,340	34,173
Korea Gas Corp.	100	5,554
Korea Investment Holdings Co. Ltd.	190	6,867
Korea Zinc Co. Ltd.	62	15,811
Korean Air Lines Co. Ltd.[a]	160	4,016

Security	Shares	Value

Korean Reinsurance Co.	420	$4,150
KT Corp.	140	4,536
KT Skylife Co. Ltd.	100	2,835
KT&G Corp.	726	48,920
Kumho Petro Chemical Co. Ltd.	60	4,796
Kumho Tire Co. Inc.[a]	270	2,764
LG Chem Ltd.	377	94,634
LG Corp.	658	38,247
LG Display Co. Ltd.[a]	1,300	32,227
LG Electronics Inc.	647	41,984
LG Fashion Corp.	110	2,698
LG Hausys Ltd.	59	6,696
LG Household & Health Care Ltd.	68	35,833
LG Innotek Co. Ltd.[a]	61	4,968
LG International Corp.	130	3,558
LG Life Sciences Ltd.[a]	100	5,136
LG Uplus Corp.[a]	1,030	12,561
LIG Insurance Co. Ltd.	210	4,617
Lock & Lock Co. Ltd.	110	2,330
Lotte Chemical Corp.	105	15,889
Lotte Chilsung Beverage Co. Ltd.	3	3,934
Lotte Confectionery Co. Ltd.	3	4,235
Lotte Food Co. Ltd.	5	2,662
Lotte Shopping Co. Ltd.	66	20,650
LS Corp.	84	5,391
LS Industrial Systems Co. Ltd.	81	4,838
Mando Corp.	57	5,987
Medipost Co. Ltd.[a]	133	7,908
Medy-Tox Inc.	35	3,654
MegaStudy Co. Ltd.	276	16,067
Meritz Fire & Marine Insurance Co. Ltd.	290	3,601
Mirae Asset Securities Co. Ltd.	130	4,797
Namyang Dairy Products Co. Ltd.	4	3,130
NCsoft Corp.	64	9,713
Nexen Tire Corp.	150	2,236
NHN Corp.	214	55,909
NongShim Co. Ltd.	16	3,710
OCI Co. Ltd.	66	9,782
ORION Corp.	24	21,791
Paradise Co. Ltd.	163	3,272
Partron Co. Ltd.	320	4,714
Poongsan Corp.	940	21,211
POSCO	343	98,770
S-Oil Corp.	285	19,154

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

S1 Corp.	95	$5,877
Samsung C&T Corp.	654	32,367
Samsung Card Co. Ltd.	200	6,721
Samsung Electro-Mechanics Co. Ltd.	302	21,721
Samsung Electronics Co. Ltd.	631	718,944
Samsung Engineering Co. Ltd.	238	16,673
Samsung Fine Chemicals Co. Ltd.	84	3,570
Samsung Fire & Marine Insurance Co. Ltd.	238	50,845
Samsung Heavy Industries Co. Ltd.	1,000	35,561
Samsung Life Insurance Co. Ltd.	432	41,338
Samsung SDI Co. Ltd.	213	30,905
Samsung Securities Co. Ltd.	270	11,055
Samsung Techwin Co. Ltd.	167	10,465
SeAH Besteel Corp.	90	2,540
Seegene Inc.[a]	47	2,305
Seoul Semiconductor Co. Ltd.	210	6,963
SFA Engineering Corp.	79	3,994
Shinhan Financial Group Co. Ltd.	2,230	81,385
Shinsegae Co. Ltd.	32	6,224
SK Broadband Co. Ltd.[a]	1,109	5,281
SK C&C Co. Ltd.	100	9,035
SK Chemicals Co. Ltd.	68	2,591
SK Holdings Co. Ltd.	160	25,137
SK Hynix Inc.[a]	2,850	69,003
SK Innovation Co. Ltd.	362	48,979
SK Networks Co. Ltd.	630	3,645
SK Telecom Co. Ltd.	46	9,029
SKC Co. Ltd.	90	2,339
SM Entertainment Co.[a]	63	2,117
STX Offshore & Shipbuilding Co. Ltd.[a]	4,250	20,618
STX Pan Ocean Co. Ltd.[a]	3,240	6,907
Sung Kwang Bend Co. Ltd.	118	3,046
Sungwoo Hitech Co. Ltd.	233	3,101
Taekwang Industrial Co. Ltd.	3	2,873
TK Corp.[a]	109	2,435
TONGYANG Life Insurance Co.	300	3,044
TONGYANG Securities Inc.	7,030	22,340
ViroMed Co. Ltd.[a]	92	3,018
Woori Finance Holdings Co. Ltd.	2,290	22,932
Woori Investment & Securities Co. Ltd.	630	6,561
YG Entertainment Inc.	26	1,315
Youngone Corp.	90	2,788
Youngone Holdings Co. Ltd.	47	2,719
Yuhan Corp.	42	7,870

		3,374,933

Security	Shares	Value

SPAIN — 2.01%
Abertis Infraestructuras SA	2,439	$45,195
Acciona SAb	99	4,644
Acerinox SAb	538	5,502
Actividades de Construcciones y Servicios SA	1,043	29,915
Almirall SA	354	4,625
Amadeus IT Holding SA Class A	2,090	71,656
Banco Bilbao Vizcaya Argentaria SA	30,900	292,056
Banco de Sabadell SA	16,045	32,768
Banco Popular Espanol SAa	6,047	26,538
Banco Santander SA	60,469	441,134
Bankinter SA	3,527	16,026
Bolsas y Mercados Espanoles[b]	298	8,219
CaixaBank SA	5,928	21,820
Construcciones y Auxiliar de Ferrocarriles SA	9	3,874
Corporacion Financiera Alba SA	96	4,774
Distribuidora Internacional de Alimentacion SA	4,400	36,387
Ebro Foods SA	717	15,457
Enagas SA	1,075	26,493
Ferrovial SA	2,842	48,304
Fomento de Construcciones y Contratas SAb	269	3,711
Gamesa Corporacion Tecnologica SA	1,852	13,649
Gas Natural SDG SA	2,263	45,975
Grifols SA	878	36,969
Grupo Catalana Occidente SA	221	5,740
Iberdrola SA	28,615	157,685
Indra Sistemas SA	507	6,867
Industria de Diseno Textil SA	1,279	170,172
International Consolidated Airlines Group SAa	8,013	35,474
Jazztel PLC[a]	1,770	16,029
Mapfre SA	5,393	19,693
Mediaset Espana Comunicacion SAa	812	8,423
Obrascon Huarte Lain SA	186	7,077
Prosegur Compania de Seguridad SA	861	4,436
Red Electrica Corporacion SA	729	40,613
Repsol SA	4,908	117,242
Tecnicas Reunidas SA	125	5,689
Telefonica SAa	23,105	328,736
Viscofan SA	353	18,147
Zardoya Otis SA	1,147	16,677

		2,194,391

SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

SWEDEN — 2.35%
AarhusKarlshamn AB	124	$7,096
Active Biotech ABa	250	1,909
AF AB Class B	172	4,816
Alfa Laval AB	2,064	46,706
Alliance Oil Co. Ltd. SDR[a]	526	3,449
Assa Abloy AB Class B	1,877	82,881
Atlas Copco AB Class A	4,596	119,613
Atlas Copco AB Class B	1,738	40,632
Axfood AB	396	18,401
Axis Communications AB	645	18,356
Betsson AB	121	3,249
Billerud AB	634	5,937
Boliden AB	2,712	38,257
Castellum AB	599	8,523
Clas Ohlson AB Class B	200	2,861
Electrolux AB Class B	1,498	43,524
Elekta AB Class B	2,326	39,609
Fabege AB	541	6,080
Getinge AB Class B	1,288	47,493
Hakon Invest ABa	513	14,285
Hennes & Mauritz AB Class B	5,356	198,968
Hexagon AB Class B	1,507	45,838
Hexpol AB	107	7,834
Hoganas AB Class B	149	7,363
Holmen AB Class B	1,010	29,191
Hufvudstaden AB Class A	1,289	16,320
Husqvarna AB Class B	1,674	10,025
Industrivarden AB Class C	481	8,625
Indutrade AB	111	3,940
Intrum Justitia AB	407	10,337
Investment AB Kinnevik Class B	1,455	43,811
Investor AB Class B	2,668	80,090
JM AB	347	9,211
Kungsleden AB	775	4,956
Lindab International ABa	428	3,857
Loomis AB Class B	759	16,258
Lundbergforetagen AB	157	6,630
Lundin Petroleum ABa	1,143	25,113
Meda AB Class A	933	10,870
Mekonomen AB	110	3,366
Millicom International Cellular SA SDR	362	28,829
Modern Times Group MTG AB Class B	573	26,809
NCC AB Class B	337	8,817
Nibe Industrier AB Class B	350	5,966

Security	Shares	Value

Nobia AB	732	$5,297
Nordea Bank AB	13,751	173,678
Oriflame Cosmetics SA SDR[b]	200	6,536
Peab AB	888	4,857
Ratos AB Class B	865	7,696
Saab AB Class B	254	4,590
Sandvik AB	5,423	68,411
Scania AB Class B	1,677	34,844
Securitas AB Class B	1,346	13,087
Skandinaviska Enskilda Banken AB Class A	8,062	88,750
Skanska AB Class B	2,200	41,402
SKF AB Class B	2,655	73,444
SSAB AB Class A	746	4,853
Svenska Cellulosa AB Class B	3,278	86,515
Svenska Handelsbanken AB Class A	2,560	115,938
Swedbank AB Class A	4,800	115,449
Swedish Match AB	1,189	44,297
Swedish Orphan Biovitrum ABa	780	5,836
Tele2 AB Class B	1,701	21,731
Telefonaktiebolaget LM Ericsson Class B	17,618	207,694
TeliaSonera AB	11,621	83,923
Trelleborg AB Class B	1,809	31,774
Unibet Group PLC SDR	142	5,084
Volvo AB Class B	9,185	135,051
Wallenstam AB Class B	358	4,949
Wihlborgs Fastigheter AB	358	5,861

		2,558,248
SWITZERLAND — 5.98%
ABB Ltd. Registered	12,747	280,416
Acino Holding AG Registered[a]	59	4,667
Actelion Ltd. Registered	745	49,311
Adecco SA Registered	924	58,424
Allreal Holding AG Registered	200	27,681
AMS AG	51	3,573
Aryzta AG	350	21,565
Baloise Holding AG Registered	192	20,788
Banque Cantonale Vaudoise Registered	9	4,630
Barry Callebaut AG Registered	6	5,796
Basilea Pharmaceutica AG Registered[a]	101	8,104
BKW AG	86	2,823
Bucher Industries AG Registered	35	8,777

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Burckhardt Compression Holding AG	21	$8,351
Clariant AG Registered	1,026	15,978
Compagnie Financiere Richemont SA Class A Bearer	3,033	295,743
Credit Suisse Group AG Registered	8,529	249,587
Dufry AG Registered[a]	91	11,841
EFG International AG	342	4,472
EMS-Chemie Holding AG Registered	28	9,779
Flughafen Zurich AG Registered	19	10,245
Forbo Holding AG Registered	8	5,760
Galenica Holding AG Registered	20	15,283
GAM Holding AG	845	13,460
Gategroup Holding AGa	240	5,411
Geberit AG Registered	287	76,634
Georg Fischer AG Registered	22	11,478
Givaudan SA Registered	48	66,590
Helvetia Holding AG Registered	25	11,126
Holcim Ltd. Registered	1,170	84,242
Huber & Suhner AG Registered	137	6,237
Implenia AG Registered	157	8,533
Julius Baer Group Ltd.	1,452	65,697
Kaba Holding AG Class B Registered	21	8,374
Kudelski SA Bearer	377	4,991
Kuehne & Nagel International AG Registered	361	43,515
Kuoni Reisen Holding AG Class B Registered	20	7,206
Lindt & Spruengli AG Participation Certificates	11	43,046
Logitech International SA Registered	821	5,823
Lonza Group AG Registered	229	17,548
Meyer Burger Technology AGa,b	422	2,825
Mobimo Holding AG Registered	165	34,469
Nestle SA Registered	18,216	1,229,234
Nobel Biocare Holding AG Registered	690	8,392
Novartis AG Registered	13,001	931,891
OC Oerlikon Corp. AG Registered	628	8,212
Panalpina Welttransport Holding AG Registered	71	10,316
Pargesa Holding SA Bearer	95	6,774
Partners Group Holding AG	157	41,347
PSP Swiss Property AG Registered	311	27,296
Rieter Holding AG Registered	27	5,350
Roche Holding AG Genusschein	3,959	971,481

Security	Shares	Value

Schindler Holding AG Participation Certificates	159	$22,674
Schindler Holding AG Registered	156	21,692
Schweiter Technologies AG Bearer	43	27,536
Schweizerische National-Versicherungs-Gesellschaft AG Registered	403	18,780
SGS SA Registered	31	69,897
Sika AG Bearer	8	22,222
Sonova Holding AG Registered	349	38,388
St Galler Kantonalbank AG Registered	15	5,602
Straumann Holding AG Registered	48	7,217
Sulzer AG Registered	90	13,415
Swatch Group AG (The) Bearer	203	120,164
Swatch Group AG (The) Registered	181	18,613
Swiss Life Holding AG Registered	250	44,718
Swiss Prime Site AG Registered	335	24,553
Swiss Re AG	1,975	156,657
Swisscom AG Registered	130	57,854
Syngenta AG Registered	519	205,165
Tecan AG Registered	89	8,568
Temenos Group AG Registered[a]	355	9,284
Transocean Ltd.	1,887	88,892
UBS AG Registered	20,561	403,409
Valiant Holding Registered	92	8,619
Valora Holding AG Registered	34	6,850
Vontobel Holding AG Registered	187	6,591
Zehnder Group AG Bearer	125	5,126
Zurich Insurance Group AG	837	224,395

		6,517,973
TAIWAN — 2.67%
Acer Inc.[a]	26,000	19,205
Advanced Semiconductor Engineering Inc.	42,000	34,456
Advantech Co. Ltd.	3,000	14,507
ALI Corp.	8,000	7,630
AmTRAN Technology Co. Ltd.	5,000	3,502
Asia Cement Corp.	24,000	30,134
ASUSTeK Computer Inc.	4,000	34,949
AU Optronics Corp.[a]	71,000	25,098
BES Engineering Corp.	14,000	3,889
Capital Securities Corp.	10,000	3,335
Career Technology (MFG.) Co. Ltd.	2,000	1,911
Catcher Technology Co. Ltd.	4,000	17,341

SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Cathay Financial Holding Co. Ltd.	40,000	$58,160
Chailease Holding Co. Ltd.	5,000	11,972
Chang Hwa Commercial Bank Ltd.	20,000	11,472
Cheng Loong Corp.	49,000	21,651
Cheng Shin Rubber Industry Co. Ltd.	10,000	33,148
Cheng Uei Precision Industry Co. Ltd.	2,000	4,055
Chicony Electronics Co. Ltd.	5,050	12,092
Chin-Poon Industrial Co. Ltd.	3,000	5,703
China Airlines Ltd.[a]	48,000	17,768
China Bills Finance Corp.	11,000	4,182
China Development Financial Holding Corp.	53,000	15,023
China Life Insurance Co. Ltd.	18,000	18,458
China Manmade Fibers Corp.[a]	7,000	3,081
China Motor Co. Ltd.	3,000	2,531
China Petrochemical Development Corp.	7,050	3,609
China Steel Chemical Corp.	1,000	5,686
China Steel Corp.	76,760	63,484
China Synthetic Rubber Corp.	3,000	3,116
Chinatrust Financial Holding Co. Ltd.	72,608	47,943
Chipbond Technology Corp.	4,000	8,831
Chroma ATE Inc.	2,000	4,182
Chunghwa Telecom Co. Ltd.	23,000	73,556
Clevo Co.	3,241	6,031
CMC Magnetics Corp.[a]	24,000	4,210
Compal Electronics Inc.	19,000	13,179
Compeq Manufacturing Co. Ltd.	6,000	2,741
Coretronic Corp.	4,000	3,462
CTCI Corp.	2,000	3,602
Delta Electronics Inc.	11,000	53,374
Dynapack International Technology Corp.	1,000	2,831
E Ink Holdings Inc.	4,000	2,268
E.Sun Financial Holding Co. Ltd.	15,000	10,005
Eclat Textile Co. Ltd.	1,000	7,704
Elan Microelectronics Corp.	2,000	3,755
Epistar Corp.	3,000	5,002
Eternal Chemical Co. Ltd.	4,000	3,228
EVA Airways Corp.[a]	31,000	17,264
Evergreen Marine Corp. Ltd.[a]	8,000	4,482
Everlight Electronics Co. Ltd.	2,000	3,151
Far Eastern Department Stores Co. Ltd.	4,000	3,815
Far Eastern International Bank Ltd.	9,000	3,752

Security	Shares	Value

Far Eastern New Century Corp.	12,000	$13,546
Far EasTone Telecommunications Co. Ltd.	9,000	22,930
Faraday Technology Corp.	7,000	8,007
Farglory Land Development Co. Ltd.	1,000	1,818
Feng Hsin Iron & Steel Co. Ltd.	3,000	5,292
First Financial Holding Co. Ltd.	27,000	16,748
FLEXium Interconnect Inc.	1,000	3,668
Formosa Chemicals & Fibre Corp.	22,660	56,373
Formosa Petrochemical Corp.	5,000	13,023
Formosa Plastics Corp.	27,040	67,991
Formosa Taffeta Co. Ltd.	4,000	3,748
Foxconn Technology Co. Ltd.	7,000	17,391
Fubon Financial Holding Co. Ltd.	50,000	70,198
G Tech Optoelectronics Corp.	1,000	1,921
Giant Manufacturing Co. Ltd.	4,000	30,280
Gigabyte Technology Co. Ltd.	21,000	18,944
Gloria Material Technology Corp.	4,000	2,868
Goldsun Development & Construction Co. Ltd.	10,000	3,952
Grand Pacific Petrochemical Corp.	6,000	3,642
Great Wall Enterprise Co. Ltd.	5,000	4,502
Hey Song Corp.	2,000	2,648
Highwealth Construction Corp.	1,600	3,570
Hiwin Technologies Corp.	1,000	6,253
Hon Hai Precision Industry Co. Ltd.	57,000	147,887
Hotai Motor Co. Ltd.	2,000	22,143
HTC Corp.	4,000	21,276
Hua Nan Financial Holdings Co. Ltd.	40,000	23,277
Huaku Development Co. Ltd.	1,000	3,228
Innolux Corp.[a]	38,000	16,854
Inventec Corp.	12,000	9,044
Kenda Rubber Industrial Co. Ltd.	2,000	5,169
Kerry TJ Logistics Co. Ltd.	2,000	2,468
King Yuan Electronics Co. Ltd.	7,000	4,669
King’s Town Bank	5,000	4,335
Kinsus Interconnect Technology Corp.	1,000	3,568
LCY Chemical Corp.	2,000	2,718
Lite-On Technology Corp.	14,000	23,811
Macronix International Co. Ltd.[a]	19,000	4,575
Makalot Industrial Co. Ltd.	1,000	5,469
MediaTek Inc.	7,000	84,038
Mega Financial Holding Co. Ltd.	48,000	40,098
Merida Industry Co. Ltd.	1,000	6,670
Microbio Co. Ltd.	3,000	3,171

76	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

MIN AIK Technology Co. Ltd.	1,000	$2,831
MiTAC International Corp.	9,000	3,121
MStar Semiconductor Inc.	1,000	7,920
Nan Kang Rubber Tire Co. Ltd.	11,000	13,096
Nan Ya Plastics Corp.	30,000	63,028
Novatek Microelectronics Corp. Ltd.	4,000	17,675
Oriental Union Chemical Corp.	3,000	2,936
Pegatron Corp.[a]	8,000	11,819
Pou Chen Corp.	8,000	8,190
Powertech Technology Inc.	3,000	5,753
President Chain Store Corp.	4,000	29,813
President Securities Corp.	7,000	4,062
Prince Housing & Development Corp.	4,000	2,761
Qisda Corp.[a]	14,000	3,254
Quanta Computer Inc.	19,000	44,227
Radiant Opto-Electronics Corp.	2,060	6,464
Radium Life Tech Co. Ltd.	18,000	16,177
Realtek Semiconductor Corp.	2,000	4,789
Richtek Technology Corp.	1,000	4,069
Ruentex Development Co. Ltd.	4,468	8,746
Ruentex Industries Ltd.	2,000	4,582
Sanyang Industry Co. Ltd.[a]	5,000	5,052
Shin Kong Financial Holding Co. Ltd.[a]	27,000	9,139
Shin Zu Shing Co. Ltd.	1,000	2,251
Shinkong Synthetic Fibers Corp.	9,000	2,974
Siliconware Precision Industries Co. Ltd.	25,000	29,055
Simplo Technology Co. Ltd.	1,000	4,402
SinoPac Financial Holdings Co. Ltd.	25,000	12,589
Solar Applied Materials Technology Corp.	3,000	2,751
Standard Foods Corp.	1,150	3,478
Synnex Technology International Corp.	5,000	6,286
Ta Chong Bank Ltd.[a]	8,000	2,721
Taichung Commercial Bank Co. Ltd.	11,000	4,017
Tainan Spinning Co. Ltd.	6,000	2,921
Taishin Financial Holdings Co. Ltd.	28,000	13,026
Taiwan Business Bank Ltd.[a]	14,000	4,258
Taiwan Cement Corp.	24,000	29,333
Taiwan Cooperative Financial Holding Co. Ltd.	22,000	12,582
Taiwan Fertilizer Co. Ltd.	3,000	7,333
Taiwan Glass Industry Corp.	4,000	3,755

Security	Shares	Value

Taiwan Hon Chuan Enterprise Co. Ltd.	2,000	$4,442
Taiwan Mobile Co. Ltd.	8,000	29,080
Taiwan Secom Co. Ltd.	7,000	15,780
Taiwan Semiconductor Manufacturing Co. Ltd.	147,000	502,476
Tatung Co. Ltd.[a]	12,000	3,037
Teco Electric and Machinery Co. Ltd.	7,000	7,633
Tong Hsing Electronic Industries Ltd.	1,000	4,869
TPK Holding Co. Ltd.	2,000	23,511
Transcend Information Inc.	1,000	2,901
Tripod Technology Corp.	2,000	4,169
TSRC Corp.	2,000	3,628
TTY Biopharm Co. Ltd.	1,000	3,568
Tung Ho Steel Enterprise Corp.	4,000	3,388
TXC Corp.	2,000	2,685
U-Ming Marine Transport Corp.	8,000	12,112
Uni-President Enterprises Co.	28,000	57,146
Unimicron Technology Corp.	5,000	4,594
United Microelectronics Corp.	97,000	43,184
USI Corp.	4,000	2,861
Vanguard International Semiconductor Corp.	4,000	4,002
Walsin Lihwa Corp.[a]	14,000	4,099
Wan Hai Lines Ltd.	6,000	3,211
Waterland Financial Holdings Co. Ltd.	12,000	4,022
Wei Chuan Foods Corp.	3,000	5,553
Win Semiconductors Corp.	3,000	3,247
Winbond Electronics Corp.[a]	25,000	5,528
Wintek Corp.[a]	8,000	3,255
Wistron Corp.	36,000	34,335
Wistron NeWeb Corp.	2,000	3,098
WPG Holdings Co. Ltd.	6,000	7,473
Yageo Corp.[a]	12,000	4,022
Yang Ming Marine Transport Corp.[a]	8,000	3,402
YFY Inc.	9,000	4,397
Yuanta Financial Holding Co. Ltd.	99,000	51,668
Yulon Motor Co. Ltd.	9,000	14,527
Yungtay Engineering Co. Ltd.	1,000	2,418
Zhen Ding Technology Holding Ltd.	1,050	2,367

		2,908,221
THAILAND — 0.59%
Advanced Information Service PCL NVDR	6,000	54,633
Bangchak Petroleum PCL NVDR	2,900	3,196

SCHEDULES OF INVESTMENTS	77

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Bangkok Bank PCL NVDR	8,900	$58,291
Bank of Ayudhya PCL NVDR	23,400	27,848
Banpu PCL NVDR	450	3,321
BEC World PCL NVDR	6,700	13,164
Bumrungrad Hospital PCL NVDR	1,500	3,894
Charoen Pokphand Foods PCL NVDR	23,000	20,575
CP All PCL NVDR	38,000	42,492
Delta Electronics (Thailand) PCL NVDR	4,200	6,005
Esso (Thailand) PCL NVDR	8,100	1,799
Glow Energy PCL NVDR	2,300	5,033
Hemaraj Land and Development PCL NVDR	131,700	13,885
Indorama Ventures PCL NVDR	6,300	3,583
IRPC PCL NVDR	48,300	4,907
Jasmine International PCL NVDR	52,100	13,816
Kasikornbank PCL NVDR	14,000	81,629
Kiatnakin Bank PCL NVDR	2,000	2,748
Krung Thai Bank PCL NVDR	26,800	15,155
Pruksa Real Estate PCL NVDR	4,600	2,763
PTT Exploration & Production PCL NVDR	7,861	39,179
PTT Global Chemical PCL NVDR	11,700	24,671
PTT PCL NVDR	5,100	53,933
Siam Cement PCL NVDR	4,000	58,530
Siam Commercial Bank PCL NVDR	10,500	53,171
Thai Airways International PCL NVDR	4,600	3,336
Thai Oil PCL NVDR	8,400	16,371
Thai Tap Water Supply PCL NVDR	14,400	4,969
Thanachart Capital PCL NVDR	3,400	3,639
TISCO Financial Group PCL NVDR	2,400	2,914

		639,450
TURKEY — 0.37%
Akbank TAS	10,944	41,918
Anadolu Efes Biracilik ve Malt Sanayii AS	927	12,742
Arcelik AS	1,116	7,411
Asya Katilim Bankasi ASa	4,148	4,164
BIM Birlesik Magazalar AS	1,402	32,119
Coca-Cola Icecek AS	299	8,389
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	3,336	4,586
Enka Insaat ve Sanayi AS	2,224	6,137
Eregli Demir ve Celik Fabrikalari TAS	5,814	5,777
Ford Otomotiv Sanayi AS	356	5,077

Security	Shares	Value

Haci Omer Sabanci Holding AS	6,907	$34,349
Ihlas Holding ASa	4,816	2,058
KOC Holding AS	3,029	13,317
Koza Altin Isletmeleri AS	645	8,866
Koza Anadolu Metal Madencilik Isletmeleri ASa	941	1,521
TAV Havalimanlari Holding AS	1,034	6,468
Turk Hava Yollari AO	3,009	12,640
Turk Telekomunikasyon AS	2,493	8,958
Turkcell Iletisim Hizmetleri ASa	4,771	27,755
Turkiye Garanti Bankasi AS	12,331	48,119
Turkiye Halk Bankasi AS	3,679	27,558
Turkiye Is Bankasi AS Class C	12,318	32,595
Turkiye Petrol Rafinerileri AS	951	20,269
Turkiye Sinai Kalkinma Bankasi AS	4,261	4,102
Turkiye Sise ve Cam Fabrikalari AS	2,598	3,718
Turkiye Vakiflar Bankasi TAO Class D	3,715	8,090
Yapi ve Kredi Bankasi AS	4,208	9,142
Yazicilar Holding AS	382	4,395

		402,240
UNITED KINGDOM — 15.46%
3i Group PLC	6,455	37,520
Abcam PLC	2,376	17,038
Aberdeen Asset Management PLC	4,343	25,303
Admiral Group PLC	1,096	23,312
Afren PLC[a]	4,373	9,016
African Minerals Ltd.[a,b]	1,190	3,915
Aggreko PLC	1,729	46,658
Alent PLC	2,746	15,299
AMEC PLC	1,688	27,561
Amerisur Resources PLC[a]	4,808	3,207
Amlin PLC	3,747	22,842
Anglo American PLC	7,509	160,287
Anglo Pacific Group PLC	1,223	3,458
Antofagasta PLC	2,496	33,375
ARM Holdings PLC	8,504	112,809
Ashmore Group PLC	1,344	7,553
Ashtead Group PLC	2,995	32,056
ASOS PLC[a]	439	31,520
Associated British Foods PLC	1,794	52,873
AstraZeneca PLC	7,120	359,989
Avanti Communications Group PLC[a]	742	1,732
AVEVA Group PLC	270	9,840
Aviva PLC	17,997	101,361
AZ Electronic Materials SA	1,464	6,805

78	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Babcock International Group PLC	2,174	$38,727
BAE Systems PLC	18,830	127,292
Balfour Beatty PLC	2,460	9,208
Barclays PLC	68,781	300,209
Barratt Developments PLC[a]	5,967	29,491
BBA Aviation PLC	2,512	11,425
Beazley PLC	2,918	9,755
Bellway PLC	535	11,193
Berendsen PLC	924	11,445
Berkeley Group Holdings PLC (The)	1,203	41,200
Betfair Group PLC	431	6,008
BG Group PLC	19,301	347,185
BHP Billiton PLC	10,631	302,841
Big Yellow Group PLC	1,247	8,224
Bodycote PLC	1,023	9,608
Booker Group PLC	10,895	21,803
Bovis Homes Group PLC	803	9,733
Bowleven PLC[a]	2,380	2,273
BP PLC	105,263	725,389
Brewin Dolphin Holdings PLC	2,589	9,958
British American Tobacco PLC	10,705	569,000
British Land Co. PLC	4,297	38,924
British Sky Broadcasting Group PLC	6,200	77,828
Britvic PLC	1,241	10,235
BT Group PLC	43,766	226,059
BTG PLC[a]	1,540	8,865
Bunzl PLC	1,787	38,172
Burberry Group PLC	2,598	60,262
Bwin.Party Digital Entertainment PLC	2,951	6,268
Cable & Wireless Communications PLC	11,594	7,121
Cairn Energy PLC[a]	2,462	10,048
Cape PLC	810	3,119
Capita PLC	3,592	56,798
Capital & Counties Properties PLC	2,424	13,263
Capital Shopping Centres Group PLC	1,818	9,277
Carillion PLC	1,857	8,392
Carnival PLC	1,217	46,919
Catlin Group Ltd.	2,889	22,162
Centamin PLC[a]	7,033	3,975
Centrica PLC	29,117	172,598
Chemring Group PLC	1,001	4,674
Cineworld Group PLC	7,177	40,803
Close Brothers Group PLC	668	10,583
Cobham PLC	9,804	42,747
Coca-Cola HBC AG SP ADR	742	19,299

Security	Shares	Value

COLT Group SAa	1,750	$2,738
Compass Group PLC	10,272	139,844
Computacenter PLC	544	4,008
Croda International PLC	709	26,969
CSR PLC	1,047	9,032
Daily Mail & General Trust PLC Class A NVS	1,172	14,330
Dairy Crest Group PLC	1,428	11,041
Darty PLC	4,565	5,364
De La Rue PLC	1,646	24,667
Debenhams PLC	5,199	8,544
Derwent London PLC	575	21,017
Devro PLC	1,159	5,491
Diageo PLC	14,041	437,232
Dialight PLC	281	4,690
Dignity PLC	448	10,018
Diploma PLC	771	6,721
Dixons Retail PLC[a]	16,445	11,334
Domino’s Pizza Group PLC	637	5,514
Drax Group PLC	2,227	21,659
DS Smith PLC	6,208	24,414
Dunelm Group PLC	403	6,018
easyJet PLC	1,345	28,792
Electrocomponents PLC	2,420	9,029
Elementis PLC	1,991	7,567
EnQuest PLC[a]	3,154	5,920
Enterprise Inns PLC[a]	3,410	6,684
Essar Energy PLC[a,b]	1,554	3,148
Experian PLC	6,092	113,877
F&C Asset Management PLC	3,188	4,833
Faroe Petroleum PLC[a]	1,903	3,311
Fenner PLC	1,048	5,488
Ferrexpo PLC	1,299	3,330
Fidessa Group PLC	279	8,481
Filtrona PLC	933	10,948
FirstGroup PLC	5,415	8,205
Fresnillo PLC	699	10,905
G4S PLC	8,362	28,511
Galliford Try PLC	523	7,858
Genus PLC	760	15,854
GKN PLC	11,966	63,512
GlaxoSmithKline PLC	27,458	701,010
Glencore International PLC	52,082	219,111
Go-Ahead Group PLC (The)	306	7,339
Grainger PLC	3,634	9,586

SCHEDULES OF INVESTMENTS	79

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Great Portland Estates PLC	1,131	$9,533
Greencore Group PLC	3,854	8,589
Greene King PLC	852	11,302
Greggs PLC	2,713	17,801
Gulf Keystone Petroleum Ltd.[a,b]	3,346	8,484
Halfords Group PLC	1,281	7,160
Halma PLC	3,245	27,353
Hammerson PLC	3,800	30,504
Hansteen Holdings PLC	5,976	8,516
Hargreaves Lansdown PLC	1,451	21,569
Hays PLC	6,453	10,086
Henderson Group PLC	9,610	23,908
Heritage Oil PLC[a]	1,098	2,755
Highland Gold Mining Ltd.	8,968	8,667
Hikma Pharmaceuticals PLC	611	10,301
Hill & Smith Holdings PLC	2,479	16,490
Hiscox Ltd.	2,910	28,676
Hochschild Mining PLC	3,318	8,783
Home Retail Group PLC	3,762	8,578
Homeserve PLC	1,365	5,488
Howden Joinery Group PLC	2,985	13,069
HSBC Holdings PLC	103,162	1,169,550
Hunting PLC	580	7,289
ICAP PLC	2,160	13,321
IG Group Holdings PLC	1,472	12,888
Imagination Technologies Group PLC[a]	947	3,375
IMI PLC	1,874	38,980
Imperial Tobacco Group PLC	5,671	189,661
Inchcape PLC	3,256	28,161
Informa PLC	2,359	18,776
Inmarsat PLC	2,649	27,450
InterContinental Hotels Group PLC	1,964	56,781
Intermediate Capital Group PLC	3,705	27,315
International Personal Finance PLC	1,211	11,677
Interserve PLC	1,083	8,365
Intertek Group PLC	865	39,669
Invensys PLC	3,736	28,110
Investec PLC	2,066	13,760
ITE Group PLC	1,845	7,938
ITV PLC	26,771	68,428
J Sainsbury PLC	5,978	35,672
Jardine Lloyd Thompson Group PLC	1,177	15,944
JD Wetherspoon PLC	730	7,869
John Menzies PLC	501	5,602
John Wood Group PLC	1,981	27,075

Security	Shares	Value

Johnson Matthey PLC	1,091	$46,891
Jupiter Fund Management PLC	1,447	7,121
Kcom Group PLC	4,851	6,119
Keller Group PLC	561	9,432
Kentz Corp. Ltd.	594	3,876
Kier Group PLC	1,822	40,992
Kingfisher PLC	14,047	84,651
Ladbrokes PLC	3,392	10,953
Laird PLC	1,471	4,304
Lancashire Holdings Ltd.	1,775	21,716
Land Securities Group PLC	4,111	59,146
Legal & General Group PLC	34,865	101,961
Lloyds Banking Group PLC[a]	255,175	264,882
London Stock Exchange Group PLC	1,116	26,631
LondonMetric Property PLC	4,090	7,038
Lonmin PLC[a]	2,630	12,424
Majestic Wine PLC	2,134	16,435
Man Group PLC	7,571	9,217
Marks & Spencer Group PLC	9,796	71,509
Marston’s PLC	3,924	9,245
Mears Group PLC	3,957	24,116
Meggitt PLC	4,854	40,290
Melrose Industries PLC	7,477	31,966
Michael Page International PLC	1,394	9,436
Micro Focus International PLC	658	7,941
Millennium & Copthorne Hotels PLC	605	5,063
Mitchells & Butlers PLC[a]	904	5,705
Mitie Group PLC	1,783	7,325
Mondi PLC	2,179	32,341
Moneysupermarket.com Group PLC	2,095	5,749
Monitise PLC[a]	5,378	3,098
Morgan Crucible Co. PLC (The)	1,525	7,063
Morgan Sindall Group PLC	1,654	16,801
N Brown Group PLC	989	7,767
National Express Group PLC	2,185	8,421
National Grid PLC	19,688	234,754
Next PLC	955	72,247
Northgate PLC	1,365	8,071
Ocado Group PLC[a]	2,655	12,377
Old Mutual PLC	29,483	86,803
Ophir Energy PLC[a]	2,661	15,181
Pace PLC	1,550	7,329
Paragon Group of Companies PLC	1,985	9,693
Pearson PLC	4,927	100,839
Pennon Group PLC	1,293	13,634

80	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Persimmon PLC	1,824	$34,179
Petra Diamonds Ltd.[a]	4,593	8,356
Petrofac Ltd.	1,308	26,037
Petropavlovsk PLC	4,154	5,573
Phoenix Group Holdings	674	7,485
Playtech Ltd.	733	7,740
Premier Farnell PLC	2,367	8,142
Premier Oil PLC	2,084	11,396
Primary Health Properties PLC	4,819	24,767
Provident Financial PLC	524	13,410
Prudential PLC	14,369	254,221
PZ Cussons PLC	1,345	8,026
QinetiQ Group PLC	2,687	7,532
Quintain Estates and Development PLC[a]	5,539	7,369
Randgold Resources Ltd.	482	34,856
Rathbone Brothers PLC	355	8,988
Reckitt Benckiser Group PLC	3,665	259,980
Redrow PLC[a]	2,058	7,644
Reed Elsevier PLC	6,798	87,499
Regus PLC	3,282	9,215
Renishaw PLC	172	4,094
Rentokil Initial PLC	7,746	11,508
Resolution Ltd.	7,649	37,549
Restaurant Group PLC (The)	1,189	9,545
Rexam PLC	5,612	41,843
Rightmove PLC	421	15,516
Rio Tinto PLC	6,655	298,139
Rockhopper Exploration PLC[a]	1,463	2,911
Rolls-Royce Holdings PLC	10,591	188,664
Rotork PLC	936	37,689
Royal Bank of Scotland Group PLC[a]	10,843	52,209
Royal Dutch Shell PLC Class A	21,264	721,470
Royal Dutch Shell PLC Class B	14,107	496,069
RPC Group PLC	2,673	18,592
RPS Group PLC	1,625	5,565
RSA Insurance Group PLC	19,355	36,679
SABMiller PLC	5,307	259,111
Sage Group PLC (The)	7,426	39,460
Salamander Energy PLC[a]	1,558	2,820
Savills PLC	966	9,226
Schroders PLC	687	25,570
SDL PLC	634	3,189
SEGRO PLC	2,785	13,123
Senior PLC	2,111	8,503

Security	Shares	Value

Serco Group PLC	3,176	$30,190
Severn Trent PLC	1,352	36,341
Shaftesbury PLC	1,046	10,022
Shanks Group PLC	5,526	7,372
Shire PLC	3,562	129,712
SIG PLC	3,383	9,324
Sirius Minerals PLC[a]	8,790	2,265
Smith & Nephew PLC	6,043	71,872
Smiths Group PLC	2,194	46,068
SOCO International PLC[a]	983	5,480
Spectris PLC	735	23,512
Spirax-Sarco Engineering PLC	294	12,770
Spirent Communications PLC	3,516	7,042
Spirit Pub Co. PLC	4,762	5,595
Sports Direct International PLC[a]	2,471	24,687
SSE PLC	5,013	119,699
St James’s Place PLC	3,105	29,091
St. Modwen Properties PLC	1,422	6,815
Stagecoach Group PLC	1,684	8,545
Standard Chartered PLC	13,431	310,420
Standard Life PLC	13,938	80,149
SThree PLC	1,126	5,885
Stobart Group Ltd.[b]	3,765	5,551
Synergy Health PLC	544	9,171
Synthomer PLC	1,598	4,765
TalkTalk Telecom Group PLC	1,878	7,032
Tate & Lyle PLC	2,536	32,257
Taylor Wimpey PLC	19,584	31,620
Telecity Group PLC	2,979	40,150
Telecom plus PLC	392	7,839
Tesco PLC	45,750	254,757
Travis Perkins PLC	1,568	40,459
TUI Travel PLC	1,509	8,744
Tullett Prebon PLC	1,447	7,303
Tullow Oil PLC	4,725	74,355
UBM PLC	1,000	10,787
Ultra Electronics Holdings PLC	329	9,058
Unilever PLC	7,205	291,539
UNITE Group PLC	1,370	8,107
United Drug PLC	1,650	8,780
United Utilities Group PLC	3,374	36,906
Vectura Group PLC[a]	3,083	4,394
Vedanta Resources PLC	419	7,388
Vesuvius PLC	1,085	6,974
Victrex PLC	372	8,516

SCHEDULES OF INVESTMENTS	81

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

Vodafone Group PLC	272,369	$815,527
W.S. Atkins PLC	609	10,692
Weir Group PLC (The)	1,402	45,677
WH Smith PLC	724	8,545
Whitbread PLC	907	44,414
William Hill PLC	4,643	34,245
Wm Morrison Supermarkets PLC	13,020	57,065
Wolseley PLC	1,597	76,169
Workspace Group PLC	4,716	32,288
WPP PLC	7,154	128,415
Xchanging PLC	2,346	4,802
Xcite Energy Ltd.[a,b]	1,707	2,633

		16,840,691

TOTAL COMMON STOCKS (Cost: $100,758,719)		105,286,523

INVESTMENT COMPANIES — 1.17%

CHILE — 0.29%
iShares MSCI Chile Capped ETF[e]	6,444	313,372

		313,372
RUSSIA — 0.88%
iShares MSCI Russia Capped ETF[e]	47,941	958,820

		958,820

TOTAL INVESTMENT COMPANIES (Cost: $1,476,821)		1,272,192

PREFERRED STOCKS — 1.51%

BRAZIL — 0.95%
AES Tiete SA	300	2,963
Banco Bradesco SA	10,460	126,896
Banco do Estado do Rio Grande do Sul SA Class B	600	4,005
Banco Panamericano SA	800	2,123
Bradespar SA	800	7,848
Braskem SA Class A	1,800	13,859
Centrais Eletricas Brasileiras SA Class B	600	2,186
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A	600	26,591
Companhia de Bebidas das Americas	3,900	146,910
Companhia Energetica de Minas Gerais	2,908	26,567
Companhia Energetica de Sao Paulo Class B	600	5,279

Security	Shares	Value

Companhia Paranaense de Energia Class B	400	$4,898
Contax Participacoes SA	1,500	2,069
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	1,500	4,014
Gerdau SA	4,900	31,310
GOL Linhas Aereas Inteligentes SA	500	1,712
Itau Unibanco Holding SA	14,460	184,542
Itausa — Investimentos Itau SA	15,932	58,403
Klabin SA	5,000	24,263
Lojas Americanas SA	3,900	27,175
Marcopolo SA	700	3,970
Metalurgica Gerdau SA	2,100	16,767
Oi SA	5,300	9,726
Petroleo Brasileiro SA	22,200	158,384
Randon SA Implementos e Participacoes	600	3,098
Telefonica Brasil SA	1,400	29,621
Usinas Siderurgicas de Minas Gerais SA Class A	3,400	12,970
Vale SA Class A	7,600	93,698

		1,031,847
COLOMBIA — 0.04%
Banco Davivienda SA	1,579	19,232
Bancolombia SA	1,103	15,832
Grupo Argos SA	186	2,018
Grupo Aval Acciones y Valores SA	3,895	2,816
Grupo de Inversiones Suramericana SA	162	3,238

		43,136
GERMANY — 0.40%
Bayerische Motoren Werke AG	320	24,284
Draegerwerk AG & Co. KGaA	46	6,169
Fuchs Petrolub AG	137	10,258
Henkel AG & Co. KGaA	924	90,351
Jungheinrich AG	98	4,651
Porsche Automobil Holding SE	920	78,233
ProSiebenSat.1 Media AG	670	27,437
RWE AG NVS	141	4,227
Sartorius AG	45	4,919
Volkswagen AG	761	180,525

		431,054
ITALY — 0.00%
Unipol Gruppo Finanziario SpA	1,388	4,674

		4,674

82	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2013

Security	Shares	Value

RUSSIA — 0.00%
Surgutneftegas OJSC SP ADR	335	$2,208

		2,208
SOUTH KOREA — 0.12%
Hyundai Motor Co. Ltd.	186	16,639
Hyundai Motor Co. Ltd. Series 2	255	24,174
Samsung Electronics Co. Ltd.	119	86,542

		127,355

TOTAL PREFERRED STOCKS (Cost: $1,779,756)		1,640,274

RIGHTS — 0.01%

BRAZIL — 0.00%
MPX Energia SAa	128	26

		26
HONG KONG — 0.00%
New Hotel[a]	225	—

		—
SPAIN — 0.01%
Banco Santander SAa	60,469	13,248
CaixaBank SAa	5,928	417
Zardoya Otis SAa	1,147	652

		14,317

TOTAL RIGHTS
(Cost: $12,797)		14,343

SHORT-TERM INVESTMENTS — 0.62%

MONEY MARKET FUNDS — 0.62%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[e,f,g]	440,132	440,132
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[e,f,g]	28,183	28,183

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	212,423	$212,423

		680,738

TOTAL SHORT-TERM INVESTMENTS
(Cost: $680,738)		680,738

TOTAL INVESTMENTS IN SECURITIES — 99.93%
(Cost: $104,708,831)		108,894,070

Other Assets, Less Liabilities — 0.07%		73,118

NET ASSETS — 100.00%		$108,967,188

CPO  —  Certificates of Participation (Ordinary)

FDR  —  Fiduciary Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

Financial futures contracts purchased as of July 31, 2013 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Net Unrealized Appreciation (Depreciation)
3	MSCI EMG MKT-Mini (Sep. 2013)	NYSE LIFFE	$140,820	$(495)

6	MSCI EAFE E-Mini (Sep. 2013)	NYSE LIFFE	516,990	8,420

			$657,810	$7,925

See notes to financial statements.

SCHEDULES OF INVESTMENTS	83

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2013

	iShares Core MSCI EAFE ETF	iShares Core MSCI Total International Stock ETF (Consolidated)

ASSETS
Investments, at cost:
Unaffiliated	$841,855,515	$102,551,272
Affiliated (Note 2)	7,367,932	2,157,559

Total cost of investments	$849,223,447	$104,708,831

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$877,187,227	$106,941,140
Affiliated (Note 2)	7,367,932	1,952,930

Total fair value of investments	884,555,159	108,894,070
Foreign currency, at value[b]	1,260,298	237,373
Cash	—	143
Cash pledged to broker	428,000	96,617
Receivables:
Investment securities sold	—	90,255
Dividends and interest	1,711,887	213,596
Futures variation margin	9,600	7,925

Total Assets	887,964,944	109,539,979

LIABILITIES
Payables:
Investment securities purchased	—	99,926
Collateral for securities on loan (Note 5)	6,087,367	468,315
Foreign taxes (Note 1)	—	181
Investment advisory fees (Note 2)	36,971	4,369

Total Liabilities	6,124,338	572,791

NET ASSETS	$881,840,606	$108,967,188

Net assets consist of:
Paid-in capital	$847,557,810	$104,848,785
Undistributed net investment income	785,020	191,959
Accumulated net realized loss	(1,866,284)	(264,990)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	35,364,060	4,191,434

NET ASSETS	$881,840,606	$108,967,188

Shares outstanding[c]	16,300,000	2,100,000

Net asset value per share	$54.10	$51.89

[a]	Securities on loan with values of $5,791,166 and $438,403, respectively. See Note 5.
[b]	Cost of foreign currency: $1,259,752 and $237,501, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

84	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Period ended July 31, 2013

	iShares Core MSCI EAFE ETF[a]	iShares Core MSCI Total International Stock ETF[a] (Consolidated)

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$13,734,058	$1,916,298
Dividends — affiliated (Note 2)	—	29,690
Interest — affiliated (Note 2)	464	49
Securities lending income — affiliated (Note 2)	44,446	5,787

Total investment income	13,778,968	1,951,824

EXPENSES
Investment advisory fees (Note 2)	523,797	101,344
Commitment fees (Note 8)	—	6
Interest expense (Note 8)	—	146

Total expenses	523,797	101,496
Less investment advisory fees waived (Note 2)	(334,585)	(67,671)

Net expenses	189,212	33,825

Net investment income	13,589,756	1,917,999

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,845,053)	(279,559)
Investments — affiliated (Note 2)	—	33,211
Futures contracts	(18,311)	(15,783)
Foreign currency transactions	(150,280)	(16,962)

Net realized loss	(2,013,644)	(279,093)

Net change in unrealized appreciation/depreciation on:
Investments	35,331,712	4,185,239
Futures contracts	40,964	7,925
Translation of assets and liabilities in foreign currencies	(8,616)	(1,730)

Net change in unrealized appreciation/depreciation	35,364,060	4,191,434

Net realized and unrealized gain	33,350,416	3,912,341

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,940,172	$5,830,340

[a]	For the period from October 18, 2012 (commencement of operations) to July 31, 2013.
[b]	Net of foreign withholding tax of $1,253,491 and $187,570, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	85

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Core MSCI EAFE ETF	iShares Core MSCI Total International Stock ETF (Consolidated)
	Period from October 18, 2012[a] to July 31, 2013	Period from October 18, 2012[a] to July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$13,589,756	$1,917,999
Net realized loss	(2,013,644)	(279,093)
Net change in unrealized appreciation/depreciation	35,364,060	4,191,434

Net increase in net assets resulting from operations	46,940,172	5,830,340

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,657,376)	(1,711,937)

Total distributions to shareholders	(12,657,376)	(1,711,937)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	847,557,810	104,848,785

Net increase in net assets from capital share transactions	847,557,810	104,848,785

INCREASE IN NET ASSETS	881,840,606	108,967,188

NET ASSETS
Beginning of period	—	—

End of period	$881,840,606	$108,967,188

Undistributed net investment income included in net assets at end of period	$785,020	$191,959

SHARES ISSUED
Shares sold	16,300,000	2,100,000

Net increase in shares outstanding	16,300,000	2,100,000

[a]	Commencement of operations.

See notes to financial statements.

86	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Core MSCI EAFE ETF

Period from Oct. 18, 2012[a] to Jul. 31, 2013
Net asset value, beginning of period	$48.62

Income from investment operations:
Net investment income[b]	1.51
Net realized and unrealized gain[c]	4.92

Total from investment operations	6.43

Less distributions from:
Net investment income	(0.95)

Total distributions	(0.95)

Net asset value, end of period	$54.10

Total return	13.34%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$881,841
Ratio of expenses to average net assets[e]	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.14%
Ratio of net investment income to average net assets[e]	3.63%
Portfolio turnover rate[f]	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Consolidated Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Core MSCI Total International Stock ETF

Period from Oct. 18, 2012[a] to Jul. 31, 2013
Net asset value, beginning of period	$49.15

Income from investment operations:
Net investment income[b]	1.22
Net realized and unrealized gain[c]	2.57

Total from investment operations	3.79

Less distributions from:
Net investment income	(1.05)

Total distributions	(1.05)

Net asset value, end of period	$51.89

Total return	7.81%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$108,967
Ratio of expenses to average net assets[e]	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.16%
Ratio of net investment income to average net assets[e]	3.03%
Portfolio turnover rate[f]	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the period ended July 31, 2013, was 5%. See Note 4.

See notes to financial statements.

88	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares Core ETF	Diversification Classification
MSCI EAFE[a]	Diversified
MSCI Total International Stock[a]	Non-diversified

[a]	The Fund commenced operations on October 18, 2012.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

The iShares Core MSCI Total International Stock ETF carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (the “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of the Fund also serves as the investment adviser to the Subsidiary. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for the Fund include the accounts of its Subsidiary.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

•	Financial futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement

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Notes to Financial Statements (Continued)

iSHARES® TRUST

in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of July 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares Core ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total

MSCI EAFE
Assets:
Common Stocks	$871,671,068	$27,989	$1	$871,699,058
Preferred Stocks	5,323,488	—	—	5,323,488
Rights	5,279	159,402	—	164,681
Money Market Funds	7,367,932	—	—	7,367,932
Futures Contracts[a]	40,964	—	—	40,964

	$884,408,731	$187,391	$1	$884,596,123

MSCI Total International Stock
Assets:
Common Stocks	$105,207,938	$77,673	$912	$105,286,523
Investment Companies	1,272,192	—	—	1,272,192
Preferred Stocks	1,640,274	—	—	1,640,274
Rights	443	13,900	—	14,343
Money Market Funds	680,738	—	—	680,738
Futures Contracts[a]	7,925	—	—	7,925

	$108,809,510	$91,573	$912	$108,901,995

[a]	Futures contracts are shown at the net unrealized appreciation (depreciation) on the contracts.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of July 31, 2013, if any, are disclosed in the Funds’ statements of assets and liabilities.

The iShares Core MSCI Total International Stock ETF conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”). In order to be eligible to claim benefits under the DTAA, the Subsidiary must satisfy certain conditions, including the establishment and maintenance of valid tax residence in Mauritius. The Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Fund and are disclosed in the consolidated statement of operations. Further, the Subsidiary is not subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by the Subsidiary to the Fund will also be exempt from tax in Mauritius. The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA.

As a result of legislative changes enacted by the 2012 India Finance Act (“the Act”) and its general anti-avoidance rules (“GAAR”), which are effective April 1, 2013 but have been proposed to be deferred until April 1, 2016, the Subsidiary’s ability to leverage the treaty between Mauritius and India may be adversely impacted, and therefore the Fund may be subject to taxes on capital gains and/or dividends realized on Indian securities. The Act also includes provisions that impose Indian tax on the transfer of shares of an Indian company. However, until more definitive guidance on the legislative changes is available, the impact to the iShares Core MSCI Total International Stock ETF, if any, cannot be determined at this time.

92	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

With respect to the iShares Core MSCI Total International Stock ETF, its Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Core ETF	Investment Advisory Fee
MSCI EAFE	0.14%
MSCI Total International Stock	0.16

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares Core MSCI Total International Stock ETF through November 30, 2014 in an amount equal to the investment advisory fees payable on the amount of the Fund’s investment in other iShares funds. In association with this agreement, for the period ended July 31, 2013, BFA waived its investment advisory fees for the Fund in the amount of $10,771.

BFA has voluntarily waived a portion of its investment advisory fees for the iShares Core MSCI EAFE ETF and iShares Core MSCI Total International Stock ETF in the amount of $334,585 and $56,900, respectively.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended July 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iShares Core ETF	Securities Lending Agent Fees
MSCI EAFE	$23,933
MSCI Total International Stock	3,116

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The iShares Core MSCI Total International Stock ETF, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

94	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the period ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Core ETF and Name of Affiliated Issuer	Shares Held at Beginning of Period	Shares Purchased	Shares Sold	Shares Held at End of Period	Value at End of Period	Dividend Income	Net Realized Gain (Loss)
MSCI Total International Stock
iShares MSCI Chile Capped ETF[a]	—	6,444	—	6,444	$313,372	$3,817	$—
iShares MSCI Russia Capped ETF[b]	—	50,041	(2,100)	47,941	958,820	25,718	(10,154)
iShares India 50 ETF[c]	—	51,458	(51,458)	—	—	155	43,365

					$1,272,192	$29,690	$33,211

[a]	Formerly the iShares MSCI Chile Capped Investable Market Index Fund.
[b]	Formerly the iShares MSCI Russia Capped Index Fund.
[c]	Formerly the iShares S&P India Nifty 50 Index Fund.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended July 31, 2013 were as follows:

iShares Core ETF	Purchases	Sales
MSCI EAFE	$527,496,397	$6,628,957
MSCI Total International Stock	101,225,340	4,251,022

In-kind transactions (see Note 4) for the period ended July 31, 2013 were as follows:

iShares Core ETF	In-kind Purchases
MSCI EAFE	$322,883,986
MSCI Total International Stock	7,319,785

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of July 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of July 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013, attributable to passive foreign investment companies and foreign currency transactions were reclassified to the following accounts:

iShares Core ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI EAFE	$—	$(147,360)	$147,360
MSCI Total International Stock	—	(14,103)	14,103

96	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the period ended July 31, 2013 was as follows:

iShares Core ETF	2013
MSCI EAFE
Ordinary income	$12,657,376

MSCI Total International Stock
Ordinary income	$1,711,937

As of July 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares Core ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI EAFE	$1,938,415	$—	$33,754,429	$(1,410,048)	$34,282,796
MSCI Total International Stock	331,000	(26)	3,952,395	(164,966)	4,118,403

[a]

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the period ending July 31, 2014.

As of July 31, 2013, the iShares Core MSCI Total International Stock ETF had non-expiring capital loss carryforwards in the amount of $26 available to offset future realized capital gains.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Core ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI EAFE	$850,792,113	$59,373,253	$(25,610,207)	$33,763,046
MSCI Total International Stock	104,939,945	8,899,426	(4,945,301)	3,954,125

Management has reviewed the tax positions as of July 31, 2013, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	FINANCIAL FUTURES CONTRACTS

Each Fund may purchase or sell financial futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements (Continued)

iSHARES® TRUST

or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the Funds as of July 31, 2013 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Core MSCI EAFE ETF	iShares Core MSCI Total International Stock ETF
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation (depreciation)[a]	$40,964	$7,925

[a]

Represents cumulative appreciation of futures contracts as reported in the schedules of investments. Only current day’s variation margin is reported separately within the statements of assets and liabilities for the iShares Core MSCI EAFE ETF.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the Funds during the period ended July 31, 2013 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Core MSCI EAFE ETF	iShares Core MSCI Total International Stock ETF
Equity contracts:
Futures contracts	$(18,311)	$(15,783)

	Net Change in Unrealized Appreciation/Depreciation
	iShares Core MSCI EAFE ETF	iShares Core MSCI Total International Stock ETF
Equity contracts:
Futures contracts	$40,964	$7,925

98	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the average quarter-end balances of open futures contracts for the period ended July 31, 2013:

	iShares Core MSCI EAFE ETF	iShares Core MSCI Total International Stock ETF
Average number of contracts purchased	45	9
Average value of contracts purchased	$3,852,280	$624,498

8.	LINE OF CREDIT

The iShares Core MSCI Total International Stock ETF, along with certain other iShares funds, is a party to a $125 million credit agreement with State Street Bank and Trust Company, which expires October 30, 2013. The credit agreement was established to facilitate the funding of purchases of securities in India. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local Indian securities.

For the period ended July 31, 2013, the Fund’s maximum amount borrowed, the average borrowings and the average interest rate under the credit agreement were $1,460,000, $12,033 and 1.20%, respectively.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	99

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Core MSCI EAFE ETF and iShares Core MSCI Total International Stock ETF and its subsidiary (the “Funds”), at July 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated financial statements and consolidated financial highlights for iShares Core MSCI Total International Stock ETF) (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 20, 2013

100	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended July 31, 2013, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares Core ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI EAFE	$14,987,480	$1,250,775
MSCI Total International Stock	2,103,866	186,766

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal period ended July 31, 2013:

iShares Core ETF	Qualified Dividend Income
MSCI EAFE	$13,470,912
MSCI Total International Stock	1,812,026

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	101

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the of supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board

102	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c)

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	103

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board further noted management’s assertion that future economies of scale for each Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of lower fees. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed. The Board further noted that the advisory fee rates for the Funds are lower than those of certain iShares index funds that invest in the same asset classes, and acknowledged management’s assertion that the Funds’ advisory fee rates are reflective of a discount to the full value of the services rendered by BFA to the Funds.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1

104	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	105

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Core ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI EAFE	$0.946774	$—	$—	$0.946774	100%	—%	—%	100%
MSCI Total International Stock	1.047596	—	—	1.047596	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

106	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core MSCI EAFE ETF

Period Covered: January 1, 2013 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	3	2.42%
Greater than 1.0% and Less than 1.5%	12	9.68
Greater than 0.5% and Less than 1.0%	57	45.97
Between 0.5% and –0.5%	45	36.29
Less than –0.5% and Greater than –1.0%	5	4.03
Less than –1.0%	2	1.61

	124	100.00%

iShares Core MSCI Total International Stock ETF

Period Covered: January 1, 2013 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	1.61%
Greater than 1.0% and Less than 1.5%	13	10.48
Greater than 0.5% and Less than 1.0%	54	43.55
Between 0.5% and –0.5%	48	38.71
Less than –0.5% and Greater than –1.0%	4	3.23
Less than –1.0% and Greater than –1.5%	2	1.61
Less than –1.5% and Greater than –2.0%	1	0.81

	124	100.00%

SUPPLEMENTAL INFORMATION	107

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 299 Funds (as of July 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

108	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	109

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

110	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	111

Notes:

112	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	113

Notes:

114	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-710-0713

JULY 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares MSCI USA Momentum Factor ETF | MTUM | NYSE Arca
➢	iShares MSCI USA Quality Factor ETF | QUAL | NYSE Arca
➢	iShares MSCI USA Size Factor ETF | SIZE | NYSE Arca
➢	iShares MSCI USA Value Factor ETF | VLUE | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

DOMESTIC MARKET OVERVIEW

The U.S. stock market performed very well during the period from April 16, 2013 through July 31, 2013 (the “reporting period”), with benchmarks such as the S&P 500 Index nearly reaching record highs. However, the economic backdrop was not as favorable.

During the reporting period, economic growth was modest, with gross domestic product (“GDP”) increasing at an annual rate of just 1.7% during the second quarter of 2013. Part of the blame was a slowdown in global economic growth, particularly in China, as well as federal budget cuts that took place on March 1, 2013. The so-called “sequester” reduced military spending and cut the federal workforce.

While the U.S. unemployment rate declined steadily, a look behind the numbers reveals a negative trend. Although the official unemployment rate fell to 7.4% in July 2013, the lowest since December 2008, employers added just 162,000 jobs, the fewest since March 2013. Half of the job gains were in low-paying sectors such as restaurant and retail. The unemployment rate does not count people who have given up looking for work. The number of Americans either working or looking for work fell by 37,000 in July 2013. As a share of the population, the labor force is near a 30-year low. For every 100 American adults, 63 had jobs before the recession. Now, only 59 have jobs.

As a result, the U.S. Federal Reserve Bank (the “Fed”) decided to indefinitely continue an $85 billion bond buying program to boost growth and employment. The Fed previously indicated that it would stop buying bonds when the unemployment rate reached 6.5%. However, policymakers said that other measures, such as the percentage of the population that is working as well as the length of the average work week would also be factors in their decision.

The sluggish economy flattened inflation to about 2% by the end of the reporting period. Meanwhile, commodity prices such as natural gas, gold and copper decreased during the reporting period. The only exception was the price of U.S. crude oil, which is heavily driven by U.S. consumption.

The Conference Board’s Consumer Confidence Index fell slightly in July 2013, one month after reaching its highest level since January 2008. The Thomson Reuters/University of Michigan’s Index of Consumer Sentiment reached its highest level in nearly six years. That confidence was reflected in the rebounding housing market. In July 2013, the National Association of Realtors reported the national median existing home price for all housing types was $213,500, up 13.7% from July 2012. The median price has risen at double-digit rates for the past eight months through July 2013, and as of July 2013 was just 7% below the all-time record of $230,400 in July 2006. The median time on the market for all homes was 42 days in July 2013, down from 69 days in July 2012.

Mortgage rates on 30-year loans began the reporting period at about 3.55%, but ended the period at 4.37%. Rates on 15-year fixed rate mortgages began the reporting period at about 2.85% and ended the period at about 3.43%. Interest rates spiked in June 2013 when the Fed announced that it would reduce the volume of its monthly purchases later in 2013 and end them by the middle of 2014. After the Fed backtracked on this statement, the stock market posted its best monthly gain since January 2013. However, mortgage rates did not decline.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI USA MOMENTUM FACTOR ETF

Performance as of July 31, 2013

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	5.65%	5.79%	5.66%

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

For the fiscal period ended 7/31/2013, the Fund did not have six months of performance and therefore line graphs are not presented.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (4/16/13) [a]	Ending Account Value (7/31/13)	Expenses Paid During Period [b]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,056.50	$0.45	$1,000.00	$1,024.10	$0.75	0.15%

[a]	The beginning of the period (commencement of operations) is April 16, 2013.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (106 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares MSCI USA Momentum Factor ETF (the “Fund”) seeks to track the performance, before fees and expenses, of an index that measures the performance of U.S. large- and mid-capitalization stocks exhibiting relatively higher momentum characteristics, as represented by the MSCI USA Momentum Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from April 16, 2013 (inception date of the Fund) through July 31, 2013, the total return for the Fund was 5.65%, net of fees, while the total return for the Index was 5.66%.

The Index posted a solid return for the short reporting period. Momentum had a trend to follow for most of the reporting period with the exception of June 2013, when the Fed announced that it may slow bond purchasing activity. The announcement caused a brief spike in volatility and a market reversal, conditions that work against momentum factors. In July 2013, the Index and the broader market rebounded from the initial shock of the Fed announcement.

The health care and consumer staples sectors combined for slightly more than half of the Index’s weight as of July 31, 2013, as these less economically sensitive sectors were demonstrating the highest momentum characteristics. Both sectors posted solid returns, contributing to the Index’s return for the reporting period. The consumer discretionary sector was another source of positive performance, as steady consumer spending helped the stocks maintain momentum. The more economically sensitive sectors, such as information technology, materials and industrials, had fewer stocks with momentum exposure. That led to relatively small weights in each of these sectors. However, the momentum stocks in these sectors performed remarkably well during the reporting period, contributing to the positive results.

On the downside, the Index’s momentum-oriented stocks in the telecommunications sector posted a negative return for the reporting period. A slightly negative return in the energy sector also detracted from the Index’s performance.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA MOMENTUM FACTOR ETF

PORTFOLIO ALLOCATION

As of 7/31/13

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	48.95%
Communications	16.84
Consumer Cyclical	11.91
Financial	11.09
Utilities	4.82
Basic Materials	2.39
Energy	1.52
Industrial	1.40
Technology	0.78
Short-Term and Other Net Assets	0.30

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Johnson & Johnson	5.31%
Gilead Sciences Inc.	4.56
Verizon Communications Inc.	4.47
PepsiCo Inc.	4.20
Procter & Gamble Co. (The)	4.14
Pfizer Inc.	4.09
Berkshire Hathaway Inc. Class B	3.54
Walt Disney Co. (The)	3.09
Celgene Corp.	2.99
Home Depot Inc. (The)	2.63

TOTAL	39.02%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI USA QUALITY FACTOR ETF

Performance as of July 31, 2013

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	0.12%	0.20%	0.13%

The inception date of the Fund was 7/16/13. The first day of secondary market trading was 7/18/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

For the fiscal period ended 7/31/2013, the Fund did not have six months of performance and therefore line graphs are not presented.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (7/16/13) [a]	Ending Account Value (7/31/13)	Expenses Paid During Period [b]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,001.20	$0.06	$1,000.00	$1,024.10	$0.75	0.15%

[a]	The beginning of the period (commencement of operations) is July 16, 2013.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (15 days for actual and 181 for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares MSCI USA Quality Factor ETF (the “Fund”) seeks to track the performance, before fees and expenses, of an index composed of U.S. large- and mid-capitalization stocks with quality characteristics as identified through certain fundamental metrics, as represented by the MSCI USA Quality Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from July 16, 2013 (inception date of the Fund) through July 31, 2013 (the “reporting period”), the total return for the Fund was 0.12%, net of fees, while the total return for the Index was 0.13%.

The Fund was launched on July 16, 2013, which meant that the reporting period only spanned two weeks. The next annual report will cover performance for the entire year ending July 31, 2014.

The Index posted a flat return for the two-week reporting period. The Index’s quality-oriented investments gravitated toward larger investments in information technology and consumer discretionary stocks. These two sectors combined for more than half of the Index’s total weight as of July 31, 2013. The energy and health care sectors were also relatively large sector weights. In terms of sector performance during the short reporting period, industrials, financials, healthcare and energy stocks posted the largest positive returns. On the downside, the information technology sector, representing more than one third of the Index as of July 31, 2013, declined during the reporting period. The negative performance in technology offset most of the positive performance elsewhere in the portfolio, although the Index still managed to post a positive return.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA QUALITY FACTOR ETF

PORTFOLIO ALLOCATION

As of 7/31/13

Sector*	Percentage of Net Assets

Technology	25.77%
Consumer Non-Cyclical	19.77
Consumer Cyclical	19.37
Energy	13.00
Communications	8.51
Industrial	7.61
Financial	3.15
Basic Materials	2.56
Short-Term and Other Net Assets	0.26

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Apple Inc.	5.18%
Exxon Mobil Corp.	5.09
Chevron Corp.	5.03
Google Inc. Class A	4.93
International Business Machines Corp.	4.71
Microsoft Corp.	4.60
Oracle Corp.	2.84
Home Depot Inc. (The)	2.67
McDonald’s Corp.	2.49
QUALCOMM Inc.	2.40

TOTAL	39.94%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI USA SIZE FACTOR ETF

Performance as of July 31, 2013

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	6.66%	6.64%	6.70%

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

For the fiscal period ended 7/31/2013, the Fund did not have six months of performance and therefore line graphs are not presented.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (4/16/13) [a]	Ending Account Value (7/31/13)	Expenses Paid During Period [b]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,066.60	$0.45	$1,000.00	$1,024.10	$0.75	0.15%

[a]	The beginning of the period (commencement of operations) is April 16, 2013.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (106 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares MSCI USA Size Factor ETF (the “Fund”) seeks to track the performance, before fees and expenses, of an index that measures the performance of U.S. large- and mid-capitalization stocks with relatively smaller average market capitalization, as represented by the MSCI USA Risk Weighted Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from April 16, 2013 (inception date of the Fund) through July 31, 2013, the total return for the Fund was 6.66%, net of fees, while the total return for the Index was 6.70%.

The Index delivered positive performance for the short reporting period. The broad stock market and the Index advanced during the reporting period, slowed by a brief decline in June 2013 when the Fed announced that it may decrease its bond buying activity. The Index rebounded with the broader market after the initial shock from the Fed’s announcement. Investors also tended to favor smaller-capitalization stocks over large-capitalization stocks during the reporting period, which boosted the Index’s results.

Consumer discretionary stocks posted the largest positive contribution to the Index’s return during the reporting period. Steady consumer spending and job growth meant solid earnings and higher stock prices for consumer-based stocks. The industrials and information technology sectors were key contributors to performance, as investors purchased stocks tied to the performance of the U.S. economy. Health care stocks also advanced, boosting the Index’s return. The financials sector, the largest weighting in the Index as of July 31, 2013, lagged other sectors. Rising long-term interest rates and concerns regarding the Fed’s management of short-term interest rates dampened interest in the financials sector.

On the other end of the spectrum, the telecommunications sector was the only sector with a negative return during the reporting period. In addition, relatively flat returns in the utilities sector, the second largest sector in the Index as of July 31, 2013, limited the Index’s gains.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

PORTFOLIO ALLOCATION

As of 7/31/13

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	25.84%
Financial	17.34
Utilities	12.97
Industrial	10.67
Consumer Cyclical	10.64
Communications	7.00
Technology	6.61
Energy	5.07
Basic Materials	3.48
Diversified	0.07
Short-Term and Other Net Assets	0.31

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

PepsiCo Inc.	0.65%
Southern Co. (The)	0.64
Johnson & Johnson	0.62
Wisconsin Energy Corp.	0.60
Kimberly-Clark Corp.	0.59
Consolidated Edison Inc.	0.59
General Mills Inc.	0.58
Duke Energy Corp.	0.56
Xcel Energy Inc.	0.55
Dominion Resources Inc.	0.54

TOTAL	5.92%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI USA VALUE FACTOR ETF

Performance as of July 31, 2013

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	9.16%	9.16%	9.21%

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

For the fiscal period ended 7/31/2013, the Fund did not have six months of performance and therefore line graphs are not presented.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (4/16/13) [a]	Ending Account Value (7/31/13)	Expenses Paid During Period [b]	Beginning Account Value (2/1/13)	Ending Account Value (7/31/13)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,091.60	$0.46	$1,000.00	$1,024.10	$0.75	0.15%

[a]	The beginning of the period (commencement of operations) is April 16, 2013.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (106 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares MSCI USA Value Factor ETF (the “Fund”) seeks to track the performance, before fees and expenses, of an index that measures the performance of U.S. large- and mid-capitalization stocks with value characteristics and relatively lower valuations, as represented by the MSCI USA Value Weighted Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from April 16, 2013 (inception date of the Fund) through July 31, 2013, the total return for the Fund was 9.16%, net of fees, while the total return for the Index was 9.21%.

The Index delivered solid performance for the short reporting period. The broad stock market and the Index advanced during the reporting period, slowed by a brief decline in June 2013 when the Fed announced that it may decrease its bond buying activity. The Index rebounded with the broader market after the initial shock from the Fed’s announcement. Investors also tended to favor stocks with lower valuation characteristics during the reporting period, which boosted the Index’s results.

The stock weightings in the Index gravitated toward lower valuations in all sectors of the market. The financials sector was the largest sector weighting as of July 31, 2013, followed by the energy and information technology sectors. The value-oriented financials stocks in the Index outperformed other parts of the portfolio, contributing the most to the Index’s positive return. Lower valuation stocks in the energy and information technology sectors also performed well during the reporting period.

The consumer discretionary sector was home to many value-oriented companies in the Index. The Index’s holdings in the sector posted a double-digit return for the reporting period, reflecting steady consumer spending and an improving job market. On the other end of the spectrum, inexpensive stocks in the utilities and telecommunications services sectors posted modest negative returns. The negative performance in these sectors had a modest impact on performance due to relatively small sector weights.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

PORTFOLIO ALLOCATION

As of 7/31/13

Sector*	Percentage of Net Assets

Financial	21.84%
Consumer Non-Cyclical	17.73
Energy	14.07
Technology	10.61
Consumer Cyclical	10.20
Industrial	9.53
Communications	8.99
Utilities	3.78
Basic Materials	2.94
Diversified	0.07
Short-Term and Other Net Assets	0.24

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/13

Security	Percentage of Net Assets

Exxon Mobil Corp.	3.84%
Chevron Corp.	2.44
J.P. Morgan Chase & Co.	2.42
Apple Inc.	2.12
Wells Fargo & Co.	2.01
Bank of America Corp.	1.76
Citigroup Inc.	1.69
General Electric Co.	1.66
AT&T Inc.	1.43
Microsoft Corp.	1.30

TOTAL	20.67%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2013 (or commencement of operations, as applicable) and held through July 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI USA MOMENTUM FACTOR ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.70%

AIRLINES — 0.24%
Delta Air Lines Inc.[a]	8,771	$186,208
Southwest Airlines Co.	10,594	146,515

		332,723
AUTO PARTS & EQUIPMENT — 0.46%
Delphi Automotive PLC	12,151	652,752

		652,752
BEVERAGES — 4.69%
Brown-Forman Corp. Class B NVS	3,886	281,774
Constellation Brands Inc. Class Aa	7,795	406,042
PepsiCo Inc.	71,145	5,943,453

		6,631,269
BIOTECHNOLOGY — 13.06%
Amgen Inc.	30,194	3,269,708
Biogen Idec Inc.[a]	14,762	3,220,035
Celgene Corp.[a]	28,796	4,228,981
Gilead Sciences Inc.[a]	104,900	6,446,105
Life Technologies Corp.[a]	8,413	627,610
Regeneron Pharmaceuticals Inc.[a]	2,435	657,596

		18,450,035
CHEMICALS — 2.39%
Ecolab Inc.	10,045	925,546
LyondellBasell Industries NV Class A	13,152	903,674
PPG Industries Inc.	4,659	747,490
Sherwin-Williams Co. (The)	4,573	796,480

		3,373,190
COMMERCIAL SERVICES — 1.73%
Alliance Data Systems Corp.[a]	1,303	257,707
Equifax Inc.	3,886	245,712
H&R Block Inc.	17,332	544,745
Hertz Global Holdings Inc.[a]	16,684	427,277
Moody’s Corp.	5,140	348,338
SAIC Inc.	10,293	157,380
SEI Investments Co.	5,429	171,611
Verisk Analytics Inc. Class Aa	4,588	295,283

		2,448,053
COMPUTERS — 0.22%
Computer Sciences Corp.	6,430	306,454

		306,454
COSMETICS & PERSONAL CARE — 5.31%
Colgate-Palmolive Co.	27,474	1,644,868

Security	Shares	Value

Procter & Gamble Co. (The)	72,855	$5,850,257

		7,495,125
DIVERSIFIED FINANCIAL SERVICES — 3.29%
BlackRock Inc.[b]	5,495	1,549,370
Eaton Vance Corp. NVS	4,814	194,823
NYSE Euronext Inc.	9,140	385,342
Visa Inc. Class A	14,257	2,523,632

		4,653,167
ELECTRIC — 3.91%
American Electric Power Co. Inc.	19,011	881,160
CMS Energy Corp.	11,041	309,038
Dominion Resources Inc.	19,674	1,166,865
DTE Energy Co.	6,953	491,577
NextEra Energy Inc.	16,181	1,401,436
NRG Energy Inc.	13,820	370,652
OGE Energy Corp.	7,850	293,590
Pinnacle West Capital Corp.	3,672	216,281
Wisconsin Energy Corp.	8,909	387,363

		5,517,962
ELECTRONICS — 0.97%
Thermo Fisher Scientific Inc.	15,014	1,367,926

		1,367,926
FOOD — 6.70%
Campbell Soup Co.	12,913	604,328
ConAgra Foods Inc.	22,871	828,159
General Mills Inc.	35,889	1,866,228
Hershey Co. (The)	8,007	759,624
Hormel Foods Corp.	9,971	422,272
J.M. Smucker Co. (The)	3,787	426,113
Kellogg Co.	12,925	856,152
Kroger Co. (The)	29,489	1,158,033
McCormick & Co. Inc. NVS	4,659	333,631
Mondelez International Inc. Class A	59,698	1,866,757
Tyson Foods Inc. Class A	12,342	340,886

		9,462,183
GAS — 0.76%
NiSource Inc.	10,781	331,192
Sempra Energy	8,467	741,963

		1,073,155
HEALTH CARE — PRODUCTS — 0.67%
Becton, Dickinson and Co.	7,331	760,371
ResMed Inc.	4,055	193,221

		953,592

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI USA MOMENTUM FACTOR ETF

July 31, 2013

Security	Shares	Value

HEALTH CARE — SERVICES — 1.04%
Cigna Corp.	10,567	$822,430
HCA Holdings Inc.	16,424	640,536

		1,462,966
HOME BUILDERS — 0.23%
D.R. Horton Inc.	7,556	151,876
PulteGroup Inc.[a]	10,499	174,598

		326,474
HOME FURNISHINGS — 0.21%
Whirlpool Corp.	2,238	299,758

		299,758
HOUSEHOLD PRODUCTS & WARES — 2.10%
Church & Dwight Co. Inc.	5,524	351,879
Clorox Co. (The)	4,481	385,097
Kimberly-Clark Corp.	22,612	2,234,065

		2,971,041
HOUSEWARES — 0.16%
Newell Rubbermaid Inc.	8,518	230,156

		230,156
INSURANCE — 6.08%
Allstate Corp. (The)	20,114	1,025,412
Arch Capital Group Ltd.[a]	6,309	341,632
Axis Capital Holdings Ltd.[c]	3,811	166,007
Berkshire Hathaway Inc. Class Ba	43,137	4,998,284
Cincinnati Financial Corp.	6,489	317,961
Everest Re Group Ltd.	2,024	270,265
Fidelity National Financial Inc. Class A	8,067	197,480
PartnerRe Ltd.	1,617	144,786
Travelers Companies Inc. (The)	13,540	1,131,267

		8,593,094
INTERNET — 3.11%
LinkedIn Corp. Class Aa	6,172	1,257,792
Netflix Inc.[a]	3,154	770,270
Symantec Corp.	24,656	657,822
TripAdvisor Inc.[a]	5,962	447,269
Yahoo! Inc.[a]	44,703	1,255,707

		4,388,860
MANUFACTURING — 0.09%
Leggett & Platt Inc.	4,112	129,158

		129,158
MEDIA — 8.35%
Charter Communications Inc. Class Aa	2,251	283,041
Discovery Communications Inc. Series Aa,c	5,873	468,196

Security	Shares	Value

Discovery Communications Inc. Series C NVS[a]	3,220	$233,965
Liberty Global PLC Series Aa	6,002	486,882
Liberty Global PLC Series C NVS[a]	4,464	344,442
Liberty Media Corp.[a]	2,666	383,184
Time Warner Inc.	48,514	3,020,482
Twenty-First Century Fox Inc. Class A	57,053	1,704,744
Twenty-First Century Fox Inc. Class B	16,969	508,900
Walt Disney Co. (The)	67,510	4,364,521

		11,798,357
OIL & GAS — 1.52%
Cabot Oil & Gas Corp.	9,255	701,714
Marathon Petroleum Corp.	14,560	1,067,685
Tesoro Corp.	6,639	377,427

		2,146,826
PACKAGING & CONTAINERS — 0.21%
Rock-Tenn Co. Class A	2,613	298,797

		298,797
PHARMACEUTICALS — 13.65%
Abbott Laboratories	58,329	2,136,591
Actavis Inc.[a]	4,621	620,462
AmerisourceBergen Corp.	13,375	779,361
BioMarin Pharmaceutical Inc.[a]	8,052	520,562
Eli Lilly and Co.	36,693	1,948,765
Johnson & Johnson	80,248	7,503,188
Pfizer Inc.	197,372	5,769,184

		19,278,113
REAL ESTATE INVESTMENT TRUSTS — 1.72%
American Tower Corp.	10,237	724,677
Health Care REIT Inc.	10,715	691,011
Realty Income Corp.[c]	6,722	291,802
Ventas Inc.	10,953	720,050

		2,427,540
RETAIL — 9.93%
Costco Wholesale Corp.	15,778	1,850,602
CVS Caremark Corp.	48,864	3,004,647
GameStop Corp. Class A	4,958	243,239
Home Depot Inc. (The)	46,991	3,713,699
Wal-Mart Stores Inc.	41,969	3,271,064
Walgreen Co.	38,756	1,947,489

		14,030,740
SEMICONDUCTORS — 0.26%
Cree Inc.[a,c]	5,216	364,598

		364,598

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA MOMENTUM FACTOR ETF

July 31, 2013

Security	Shares	Value

SOFTWARE — 0.30%
Fiserv Inc.[a]	4,437	$427,017

		427,017
TELECOMMUNICATIONS — 5.38%
Crown Castle International Corp.[a]	8,722	612,721
SBA Communications Corp. Class Aa	5,009	371,117
Sprint Corp.[a]	49,570	295,437
Verizon Communications Inc.	127,701	6,318,645

		7,597,920
TEXTILES — 0.17%
Mohawk Industries Inc.[a]	1,972	234,648

		234,648
TOYS, GAMES & HOBBIES — 0.51%
Hasbro Inc.	4,230	194,580
Mattel Inc.	12,575	528,527

		723,107
TRANSPORTATION — 0.13%
J.B. Hunt Transport Services Inc.	2,389	179,008

		179,008
WATER — 0.15%
American Water Works Co. Inc.	4,923	210,114

		210,114

TOTAL COMMON STOCKS (Cost: $135,312,044)		140,835,878

SHORT-TERM INVESTMENTS — 0.39%

MONEY MARKET FUNDS — 0.39%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[b,d,e]	304,765	304,765
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[b,d,e]	19,515	19,515
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,d]	228,842	228,842

		553,122

TOTAL SHORT-TERM INVESTMENTS (Cost: $553,122)		553,122

Value

TOTAL INVESTMENTS IN SECURITIES — 100.09%	$141,389,000
(Cost: $135,865,166)
Other Assets, Less Liabilities — (0.09)%	(125,217)

NET ASSETS — 100.00%	$141,263,783

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments

iSHARES® MSCI USA QUALITY FACTOR ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.74%

AEROSPACE & DEFENSE — 2.68%
Boeing Co. (The)	19,538	$2,053,444
Raytheon Co.	7,837	563,010
Rockwell Collins Inc.	4,687	333,574

		2,950,028
AGRICULTURE — 0.34%
Reynolds American Inc.	7,617	376,508

		376,508
APPAREL — 2.24%
Coach Inc.	10,873	577,682
Nike Inc. Class B	18,912	1,189,943
Ralph Lauren Corp.	1,531	278,734
VF Corp.	2,138	421,186

		2,467,545
AUTO MANUFACTURERS — 0.99%
General Motors Co.[a]	30,522	1,094,824

		1,094,824
AUTO PARTS & EQUIPMENT — 0.54%
Delphi Automotive PLC	11,041	593,123

		593,123
BEVERAGES — 0.56%
Brown-Forman Corp. Class B NVS	3,959	287,067
Monster Beverage Corp.[a]	5,367	327,333

		614,400
BIOTECHNOLOGY — 3.77%
Biogen Idec Inc.[a]	5,838	1,273,443
Gilead Sciences Inc.[a]	36,804	2,261,606
Regeneron Pharmaceuticals Inc.[a]	2,295	619,787

		4,154,836
CHEMICALS — 1.94%
Albemarle Corp.	2,045	126,810
CF Industries Holdings Inc.	1,574	308,520
FMC Corp.	3,725	246,446
LyondellBasell Industries NV Class A	11,565	794,631
Sherwin-Williams Co. (The)	2,462	428,807
Sigma-Aldrich Corp.	2,847	237,895

		2,143,109

COMMERCIAL SERVICES — 4.25%
Automatic Data Processing Inc.	12,829	924,843
H&R Block Inc.	9,450	297,014
MasterCard Inc. Class A	3,583	2,187,816
McGraw Hill Financial Inc.	8,011	495,560

Security	Shares	Value

Paychex Inc.	10,746	$423,822
Robert Half International Inc.	3,555	132,388
SEI Investments Co.	3,735	118,063
Total System Services Inc.	3,945	108,132

		4,687,638
COMPUTERS — 12.64%
Accenture PLC Class A	25,187	1,859,052
Apple Inc.	12,621	5,711,003
Cognizant Technology Solutions Corp. Class Aa	8,060	583,463
International Business Machines Corp.	26,594	5,186,894
Seagate Technology PLC	8,172	334,317
Teradata Corp.[a]	4,390	259,537

		13,934,266
COSMETICS & PERSONAL CARE — 1.70%
Colgate-Palmolive Co.	24,307	1,455,260
Estee Lauder Companies Inc. (The) Class A	6,381	418,913

		1,874,173
DISTRIBUTION & WHOLESALE — 1.14%
Fastenal Co.	7,849	384,679
Fossil Group Inc.[a]	1,424	156,498
Genuine Parts Co.	3,937	322,795
W.W. Grainger Inc.	1,513	396,618

		1,260,590
DIVERSIFIED FINANCIAL SERVICES — 3.15%
Eaton Vance Corp. NVS	3,369	136,343
Franklin Resources Inc.	9,834	480,686
T. Rowe Price Group Inc.	6,967	524,197
Visa Inc. Class A	13,157	2,328,921

		3,470,147
ELECTRICAL COMPONENTS & EQUIPMENT — 1.00%
Emerson Electric Co.	17,941	1,101,039

		1,101,039
ELECTRONICS — 0.31%
Garmin Ltd.	2,800	112,224
Waters Corp.[a]	2,261	228,225

		340,449
FOOD — 0.95%
Hershey Co. (The)	4,504	427,295
Hormel Foods Corp.	3,511	148,691
Sysco Corp.	13,595	469,163

		1,045,149

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA QUALITY FACTOR ETF

July 31, 2013

Security	Shares	Value

HEALTH CARE — PRODUCTS — 2.32%
Baxter International Inc.	14,253	$1,041,039
C.R. Bard Inc.	1,847	211,666
Edwards Lifesciences Corp.[a]	2,764	197,294
Intuitive Surgical Inc.[a]	1,001	388,388
Stryker Corp.	6,923	487,795
Varian Medical Systems Inc.[a]	3,110	225,475

		2,551,657
HOUSEHOLD PRODUCTS & WARES — 1.30%
Clorox Co. (The)	5,607	481,866
Kimberly-Clark Corp.	9,665	954,902

		1,436,768
INTERNET — 7.51%
F5 Networks Inc.[a]	2,006	176,046
Google Inc. Class Aa	6,118	5,430,337
Priceline.com Inc.[a]	1,522	1,332,770
Symantec Corp.	16,406	437,712
TripAdvisor Inc.[a]	3,079	230,986
Yahoo! Inc.[a]	23,863	670,312

		8,278,163
LEISURE TIME — 0.24%
Polaris Industries Inc.	2,315	259,604

		259,604
MACHINERY — 1.15%
Cummins Inc.	4,612	558,928
Flowserve Corp.	3,460	196,113
Joy Global Inc.	2,812	139,194
Rockwell Automation Inc.	3,910	378,684

		1,272,919
MANUFACTURING — 1.82%
3M Co.	17,089	2,006,761

		2,006,761
MEDIA — 0.84%
Liberty Media Corp.[a]	2,547	366,080
Scripps Networks Interactive Inc. Class A	2,476	175,227
Sirius XM Radio Inc.	102,715	383,127

		924,434
MINING — 0.61%
Freeport-McMoRan Copper & Gold Inc.	23,619	667,945

		667,945

Security	Shares	Value

OIL & GAS — 12.36%
Chevron Corp.	44,059	$5,546,588
Diamond Offshore Drilling Inc.	1,550	104,532
Exxon Mobil Corp.	59,793	5,605,594
HollyFrontier Corp.	5,765	262,596
Marathon Petroleum Corp.	9,691	710,641
Phillips 66	15,819	972,868
Southwestern Energy Co.[a]	10,793	418,660

		13,621,479
OIL & GAS SERVICES — 0.64%
Core Laboratories NV	1,464	219,015
FMC Technologies Inc.[a]	5,317	283,396
Oceaneering International Inc.	2,560	207,590

		710,001
PHARMACEUTICALS — 4.58%
Abbott Laboratories	38,509	1,410,585
AmerisourceBergen Corp.	6,046	352,300
Bristol-Myers Squibb Co.	38,406	1,660,675
Eli Lilly and Co.	27,092	1,438,856
Herbalife Ltd.	2,833	185,562

		5,047,978
RETAIL — 13.92%
Advance Auto Parts Inc.	2,077	171,332
Bed Bath & Beyond Inc.[a]	6,227	476,179
Chipotle Mexican Grill Inc.[a]	820	338,061
Costco Wholesale Corp.	10,799	1,266,615
Dick’s Sporting Goods Inc.	2,366	121,636
Dollar Tree Inc.[a]	7,347	394,167
Family Dollar Stores Inc.	2,937	201,948
GameStop Corp. Class A	2,958	145,119
Gap Inc. (The)	9,590	440,181
Home Depot Inc. (The)	37,302	2,947,977
Lululemon Athletica Inc.[a]	3,024	210,380
McDonald’s Corp.	28,002	2,746,436
Nordstrom Inc.	3,844	235,407
O’Reilly Automotive Inc.[a]	2,845	356,365
PetSmart Inc.	2,991	219,001
Ross Stores Inc.	8,080	545,158
Starbucks Corp.	21,250	1,513,850
TJX Companies Inc. (The)	27,732	1,443,173
Tractor Supply Co.	1,988	240,806
Ulta Salon, Cosmetics & Fragrance Inc.[a]	1,616	163,054
Urban Outfitters Inc.[a]	2,830	120,445

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI USA QUALITY FACTOR ETF

July 31, 2013

Security	Shares	Value

Yum! Brands Inc.	14,269	$1,040,495

		15,337,785
SEMICONDUCTORS — 5.06%
Intel Corp.	112,773	2,627,611
Linear Technology Corp.	7,390	299,738
QUALCOMM Inc.	41,028	2,648,358

		5,575,707
SOFTWARE — 8.06%
BMC Software Inc.[a]	4,206	193,350
Intuit Inc.	7,782	497,426
Microsoft Corp.	159,221	5,068,004
Oracle Corp.	96,655	3,126,789

		8,885,569
TELECOMMUNICATIONS — 0.15%
Harris Corp.	2,834	161,736

		161,736
TOYS, GAMES & HOBBIES — 0.33%
Mattel Inc.	8,687	365,115

		365,115
TRANSPORTATION — 0.65%
C.H. Robinson Worldwide Inc.	5,335	318,073
Expeditors International of Washington Inc.	4,861	195,996
J.B. Hunt Transport Services Inc.	2,710	203,060

		717,129

TOTAL COMMON STOCKS
(Cost: $109,814,166)		109,928,574

SHORT-TERM INVESTMENTS — 0.25%
MONEY MARKET FUNDS — 0.25%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	277,914	277,914

		277,914

TOTAL SHORT-TERM INVESTMENTS
(Cost: $277,914)		277,914

Value

TOTAL INVESTMENTS IN SECURITIES — 99.99%
(Cost: $110,092,080)	$110,206,488
Other Assets, Less Liabilities — 0.01%	13,922

NET ASSETS — 100.00%	$110,220,410

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.69%

ADVERTISING — 0.24%
Interpublic Group of Companies Inc. (The)	5,098	$83,862
Omnicom Group Inc.	2,873	184,648

		268,510
AEROSPACE & DEFENSE — 2.07%
Boeing Co. (The)	1,607	168,896
General Dynamics Corp.	2,855	243,646
L-3 Communications Holdings Inc.	2,514	234,179
Lockheed Martin Corp.	3,372	405,045
Northrop Grumman Corp.	2,804	258,136
Raytheon Co.	4,125	296,340
Rockwell Collins Inc.	3,444	245,109
TransDigm Group Inc.	1,244	179,870
United Technologies Corp.	2,410	254,424

		2,285,645
AGRICULTURE — 1.54%
Altria Group Inc.	13,031	456,867
Archer-Daniels-Midland Co.	4,596	167,616
Bunge Ltd.	2,213	168,210
Lorillard Inc.	4,346	184,835
Philip Morris International Inc.	3,443	307,047
Reynolds American Inc.	8,435	416,942

		1,701,517
AIRLINES — 0.22%
Delta Air Lines Inc.[a]	3,010	63,902
Southwest Airlines Co.	9,571	132,367
United Continental Holdings Inc.[a]	1,424	49,627

		245,896
APPAREL — 0.51%
Coach Inc.	1,224	65,031
Nike Inc. Class B	2,739	172,338
Ralph Lauren Corp.	571	103,956
Under Armour Inc. Class Aa	896	60,149
VF Corp.	827	162,919

		564,393
AUTO MANUFACTURERS — 0.27%
Ford Motor Co.	6,280	106,006
General Motors Co.[a]	2,194	78,699
PACCAR Inc.	2,006	112,878

		297,583

Security	Shares	Value

AUTO PARTS & EQUIPMENT — 0.41%
Autoliv Inc.	1,194	$97,633
BorgWarner Inc.[a]	1,037	98,961
Delphi Automotive PLC	1,494	80,258
Johnson Controls Inc.	2,759	110,940
TRW Automotive Holdings Corp.[a]	869	63,706

		451,498
BANKS — 2.40%
Bank of America Corp.	4,993	72,898
Bank of New York Mellon Corp. (The)	4,491	141,242
BB&T Corp.	4,119	147,007
Capital One Financial Corp.	1,759	121,406
CIT Group Inc.[a]	2,873	143,966
Citigroup Inc.	1,341	69,920
Comerica Inc.	2,679	113,965
Fifth Third Bancorp	6,271	120,591
First Republic Bank	3,162	136,567
Goldman Sachs Group Inc. (The)	734	120,398
J.P. Morgan Chase & Co.	2,249	125,337
KeyCorp	10,817	132,941
M&T Bank Corp.	1,518	177,393
Morgan Stanley	2,586	70,365
Northern Trust Corp.	3,258	190,723
PNC Financial Services Group Inc. (The)[b]	1,902	144,647
Regions Financial Corp.	6,988	69,950
State Street Corp.	1,777	123,804
SunTrust Banks Inc.	2,332	81,130
U.S. Bancorp	5,200	194,064
Wells Fargo & Co.	3,495	152,033

		2,650,347
BEVERAGES — 2.38%
Beam Inc.	2,864	186,131
Brown-Forman Corp. Class B NVS	4,611	334,344
Coca-Cola Co. (The)	12,127	486,050
Coca-Cola Enterprises Inc.	5,583	209,586
Constellation Brands Inc. Class Aa	1,189	61,935
Dr Pepper Snapple Group Inc.	6,085	284,413
Green Mountain Coffee Roasters Inc.[a]	224	17,288
Molson Coors Brewing Co. Class B NVS	4,353	217,911
Monster Beverage Corp.[a]	1,702	103,805
PepsiCo Inc.	8,615	719,697

		2,621,160

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2013

Security	Shares	Value

BIOTECHNOLOGY — 1.08%
Alexion Pharmaceuticals Inc.[a]	1,275	$148,193
Amgen Inc.	2,491	269,750
Biogen Idec Inc.[a]	646	140,912
Celgene Corp.[a]	1,478	217,059
Gilead Sciences Inc.[a]	2,421	148,771
Illumina Inc.[a]	701	55,954
Life Technologies Corp.[a]	1,719	128,237
Regeneron Pharmaceuticals Inc.[a]	199	53,742
Vertex Pharmaceuticals Inc.[a]	340	27,132

		1,189,750
BUILDING MATERIALS — 0.23%
Martin Marietta Materials Inc.	1,355	134,958
Masco Corp.	2,742	56,266
Vulcan Materials Co.	1,295	61,098

		252,322
CHEMICALS — 2.85%
Air Products and Chemicals Inc.	2,460	267,254
Airgas Inc.	2,480	255,961
Albemarle Corp.	1,304	80,861
Ashland Inc.	1,038	90,140
Celanese Corp. Series A	1,307	62,814
CF Industries Holdings Inc.	384	75,268
Dow Chemical Co. (The)	2,608	91,384
E.I. du Pont de Nemours and Co.	3,004	173,301
Eastman Chemical Co.	1,384	111,315
Ecolab Inc.	3,500	322,490
FMC Corp.	2,270	150,183
International Flavors & Fragrances Inc.	3,048	245,913
LyondellBasell Industries NV Class A	1,159	79,635
Monsanto Co.	1,079	106,584
Mosaic Co. (The)	1,237	50,828
PPG Industries Inc.	1,076	172,633
Praxair Inc.	2,744	329,747
Sherwin-Williams Co. (The)	1,432	249,412
Sigma-Aldrich Corp.	2,725	227,701

		3,143,424
COAL — 0.08%
CONSOL Energy Inc.	1,660	51,510
Peabody Energy Corp.	2,335	38,667

		90,177
COMMERCIAL SERVICES — 3.00%
ADT Corp. (The)	1,960	78,557
Alliance Data Systems Corp.[a]	937	185,320

Security	Shares	Value

Automatic Data Processing Inc.	5,318	$383,375
Equifax Inc.	3,703	234,141
H&R Block Inc.	4,038	126,914
Hertz Global Holdings Inc.[a]	2,163	55,394
Iron Mountain Inc.	3,538	98,356
Manpowergroup Inc.	1,306	87,332
MasterCard Inc. Class A	226	137,998
McGraw Hill Financial Inc.	2,420	149,701
Moody’s Corp.	1,206	81,731
Paychex Inc.	8,870	349,833
Quanta Services Inc.[a]	4,288	114,961
Robert Half International Inc.	2,754	102,559
SAIC Inc.	12,709	194,320
SEI Investments Co.	5,216	164,878
Total System Services Inc.	10,076	276,183
Verisk Analytics Inc. Class Aa	5,513	354,817
Western Union Co.	7,204	129,384

		3,305,754
COMPUTERS — 1.72%
Accenture PLC Class A	1,899	140,165
Apple Inc.	259	117,197
Cognizant Technology Solutions Corp. Class Aa	1,796	130,012
Computer Sciences Corp.	1,613	76,876
Dell Inc.	8,014	101,537
EMC Corp.	5,517	144,270
Hewlett-Packard Co.	3,715	95,401
IHS Inc. Class Aa	1,534	168,402
International Business Machines Corp.	1,421	277,152
NetApp Inc.	2,074	85,283
SanDisk Corp.[a]	1,067	58,813
Seagate Technology PLC	1,004	41,074
Synopsys Inc.[a]	8,229	304,802
Teradata Corp.[a]	1,498	88,562
Western Digital Corp.	973	62,642

		1,892,188
COSMETICS & PERSONAL CARE — 1.14%
Avon Products Inc.	3,283	75,049
Colgate-Palmolive Co.	8,635	516,978
Estee Lauder Companies Inc. (The) Class A	1,897	124,538
Procter & Gamble Co. (The)	6,740	541,222

		1,257,787
DISTRIBUTION & WHOLESALE — 0.80%
Arrow Electronics Inc.[a]	2,145	97,919

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2013

Security	Shares	Value

Fastenal Co.	2,832	$138,796
Fossil Group Inc.[a]	325	35,718
Genuine Parts Co.	3,271	268,189
LKQ Corp.[a]	5,291	137,936
W.W. Grainger Inc.	782	204,994

		883,552
DIVERSIFIED FINANCIAL SERVICES — 2.35%
Affiliated Managers Group Inc.[a]	674	121,556
American Express Co.	2,279	168,122
Ameriprise Financial Inc.	1,505	133,945
BlackRock Inc.[b]	555	156,488
Charles Schwab Corp. (The)	5,864	129,536
CME Group Inc.	2,601	192,422
Discover Financial Services	3,185	157,689
Eaton Vance Corp. NVS	2,675	108,257
Franklin Resources Inc.	2,562	125,231
IntercontinentalExchange Inc.[a]	939	171,321
Invesco Ltd.	2,811	90,486
Legg Mason Inc.	2,883	99,146
NASDAQ OMX Group Inc. (The)	4,573	148,165
NYSE Euronext Inc.	1,816	76,563
Raymond James Financial Inc.	2,663	117,358
SLM Corp.	5,930	146,530
T. Rowe Price Group Inc.	1,728	130,015
TD Ameritrade Holding Corp.	6,329	171,073
Visa Inc. Class A	854	151,166

		2,595,069
ELECTRIC — 11.48%
AES Corp. (The)	10,942	136,118
Alliant Energy Corp.	10,136	536,904
Ameren Corp.	11,698	418,905
American Electric Power Co. Inc.	10,000	463,500
Calpine Corp.[a]	8,022	160,520
CMS Energy Corp.	14,241	398,606
Consolidated Edison Inc.	10,842	649,436
Dominion Resources Inc.	10,071	597,311
DTE Energy Co.	7,312	516,958
Duke Energy Corp.	8,691	617,061
Edison International	7,963	396,956
Entergy Corp.	4,615	311,513
Exelon Corp.	9,407	287,760
FirstEnergy Corp.	6,847	260,665
Integrys Energy Group Inc.	6,215	390,302
MDU Resources Group Inc.	10,575	296,523
NextEra Energy Inc.	6,148	532,478

Security	Shares	Value

Northeast Utilities	11,594	$514,890
NRG Energy Inc.	5,171	138,686
OGE Energy Corp.	9,350	349,690
Pepco Holdings Inc.	19,666	404,136
PG&E Corp.	9,978	457,890
Pinnacle West Capital Corp.	7,996	470,964
PPL Corp.	16,335	518,963
Public Service Enterprise Group Inc.	9,524	321,816
SCANA Corp.	10,427	541,266
Southern Co. (The)	15,858	711,073
Wisconsin Energy Corp.	15,271	663,983
Xcel Energy Inc.	20,285	607,536

		12,672,409
ELECTRICAL COMPONENTS & EQUIPMENT — 0.45%
AMETEK Inc.	3,601	166,654
Emerson Electric Co.	2,881	176,807
Energizer Holdings Inc.	1,489	151,580

		495,041
ELECTRONICS — 1.74%
Agilent Technologies Inc.	1,961	87,716
Amphenol Corp. Class A	1,832	143,922
Avnet Inc.[a]	3,267	123,068
Flextronics International Ltd.[a]	13,383	115,897
FLIR Systems Inc.	5,483	178,033
Garmin Ltd.	4,103	164,448
Honeywell International Inc.	2,292	190,190
Sensata Technologies Holding NVa	3,399	127,734
TE Connectivity Ltd.	2,729	139,288
Thermo Fisher Scientific Inc.	2,191	199,622
Trimble Navigation Ltd.[a]	3,465	98,891
Tyco International Ltd.	5,496	191,316
Waters Corp.[a]	1,543	155,750

		1,915,875
ENGINEERING & CONSTRUCTION — 0.25%
Fluor Corp.	1,406	87,959
Jacobs Engineering Group Inc.[a]	2,093	123,906
KBR Inc.	1,870	58,494

		270,359
ENTERTAINMENT — 0.09%
International Game Technology	5,287	97,651

		97,651
ENVIRONMENTAL CONTROL — 0.80%
Republic Services Inc.	7,479	253,613
Stericycle Inc.[a]	2,688	311,647

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2013

Security	Shares	Value

Waste Management Inc.	7,423	$311,988

		877,248
FOOD — 5.11%
Campbell Soup Co.	10,486	490,745
ConAgra Foods Inc.	12,823	464,321
General Mills Inc.	12,285	638,820
Hershey Co. (The)	4,469	423,974
Hormel Foods Corp.	11,168	472,965
J.M. Smucker Co. (The)	3,253	366,027
Kellogg Co.	8,557	566,815
Kraft Foods Group Inc.	2,261	127,927
Kroger Co. (The)	8,951	351,506
McCormick & Co. Inc. NVS	6,703	480,002
Mondelez International Inc. Class A	15,536	485,811
Safeway Inc.	5,392	139,060
Sysco Corp.	9,800	338,198
Tyson Foods Inc. Class A	6,332	174,890
Whole Foods Market Inc.	2,202	122,387

		5,643,448
FOREST PRODUCTS & PAPER — 0.26%
International Paper Co.	2,172	104,929
MeadWestvaco Corp.	4,987	184,270

		289,199
GAS — 1.08%
CenterPoint Energy Inc.	15,215	377,636
NiSource Inc.	12,710	390,451
Sempra Energy	4,852	425,181

		1,193,268
HAND & MACHINE TOOLS — 0.13%
Stanley Black & Decker Inc.	1,655	140,046

		140,046
HEALTH CARE — PRODUCTS — 3.28%
Baxter International Inc.	3,575	261,118
Becton, Dickinson and Co.	4,070	422,140
Boston Scientific Corp.[a]	13,109	143,150
C.R. Bard Inc.	2,829	324,203
CareFusion Corp.[a]	6,218	239,828
Covidien PLC	3,641	224,395
Edwards Lifesciences Corp.[a]	1,223	87,298
Henry Schein Inc.[a]	2,854	296,331
Hologic Inc.[a]	6,129	139,128
Hospira Inc.[a]	3,906	158,974
Intuitive Surgical Inc.[a]	237	91,956
Medtronic Inc.	5,243	289,623

Security	Shares	Value

ResMed Inc.	3,273	$155,959
St. Jude Medical Inc.	2,982	156,227
Stryker Corp.	3,428	241,537
Varian Medical Systems Inc.[a]	2,647	191,908
Zimmer Holdings Inc.	2,374	198,182

		3,621,957
HEALTH CARE — SERVICES — 1.45%
Aetna Inc.	2,126	136,425
Cigna Corp.	2,495	194,186
DaVita HealthCare Partners Inc.[a]	1,715	199,643
HCA Holdings Inc.	1,708	66,612
Humana Inc.	1,628	148,571
Laboratory Corp. of America Holdings[a]	3,121	301,926
Quest Diagnostics Inc.	3,589	209,275
UnitedHealth Group Inc.	2,716	197,861
WellPoint Inc.	1,729	147,933

		1,602,432
HOLDING COMPANIES — DIVERSIFIED — 0.07%
Leucadia National Corp.	3,035	81,429

		81,429
HOME BUILDERS — 0.21%
D.R. Horton Inc.	2,903	58,350
Lennar Corp. Class A	1,799	60,932
PulteGroup Inc.[a]	1,893	31,481
Toll Brothers Inc.[a]	2,545	83,654

		234,417
HOME FURNISHINGS — 0.07%
Whirlpool Corp.	582	77,953

		77,953
HOUSEHOLD PRODUCTS & WARES — 1.45%
Avery Dennison Corp.	3,362	150,382
Church & Dwight Co. Inc.	5,800	369,460
Clorox Co. (The)	5,008	430,388
Kimberly-Clark Corp.	6,574	649,511

		1,599,741
HOUSEWARES — 0.10%
Newell Rubbermaid Inc.	4,230	114,295

		114,295
INSURANCE — 6.95%
ACE Ltd.	3,338	305,026
Aflac Inc.	1,955	120,584
Alleghany Corp.[a]	934	377,224
Allstate Corp. (The)	4,923	250,975
American International Group Inc.[a]	1,762	80,189

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2013

Security	Shares	Value

Aon PLC	3,861	$260,618
Arch Capital Group Ltd.[a]	9,736	527,204
Assurant Inc.	3,628	196,493
Axis Capital Holdings Ltd.	6,002	261,447
Berkshire Hathaway Inc. Class Ba	3,066	355,257
Chubb Corp. (The)	4,633	400,755
Cincinnati Financial Corp.	6,767	331,583
Everest Re Group Ltd.	2,370	316,466
Fidelity National Financial Inc. Class A	8,459	207,076
Hartford Financial Services Group Inc. (The)	2,368	73,077
Lincoln National Corp.	1,741	72,547
Loews Corp.	7,347	334,656
Marsh & McLennan Companies Inc.	8,116	339,817
MetLife Inc.	2,061	99,794
PartnerRe Ltd.	3,008	269,336
Principal Financial Group Inc.	2,846	123,403
Progressive Corp. (The)	10,022	260,672
Prudential Financial Inc.	1,453	114,743
RenaissanceRe Holdings Ltd.	4,281	372,319
Torchmark Corp.	4,499	319,789
Travelers Companies Inc. (The)	3,631	303,370
Unum Group	6,203	196,263
W.R. Berkley Corp.	8,528	361,331
Willis Group Holdings PLC	6,440	275,632
XL Group PLC	5,238	164,211

		7,671,857
INTERNET — 1.38%
Amazon.com Inc.[a]	368	110,849
eBay Inc.[a]	1,830	94,593
Equinix Inc.[a]	437	78,376
Expedia Inc.	1,340	63,154
F5 Networks Inc.[a]	569	49,936
Facebook Inc. Class Aa	2,620	96,495
Google Inc. Class Aa	153	135,803
Liberty Interactive Corp. Series Aa	6,130	149,940
LinkedIn Corp. Class Aa	365	74,383
Netflix Inc.[a]	73	17,828
Priceline.com Inc.[a]	90	78,810
Rackspace Hosting Inc.[a]	1,484	67,210
Symantec Corp.	5,535	147,674
TripAdvisor Inc.[a]	1,166	87,473
VeriSign Inc.[a]	3,243	155,145
Yahoo! Inc.[a]	4,244	119,214

		1,526,883

Security	Shares	Value

IRON & STEEL — 0.13%
Nucor Corp.	2,990	$139,872

		139,872
LEISURE TIME — 0.38%
Carnival Corp.	4,128	152,860
Harley-Davidson Inc.	1,418	80,500
Polaris Industries Inc.	1,112	124,700
Royal Caribbean Cruises Ltd.	1,539	58,620

		416,680
LODGING — 0.44%
Las Vegas Sands Corp.	1,068	59,349
Marriott International Inc. Class A	3,019	125,500
MGM Resorts International[a]	3,046	49,680
Starwood Hotels & Resorts Worldwide Inc.	1,280	84,672
Wyndham Worldwide Corp.	1,691	105,349
Wynn Resorts Ltd.	497	66,166

		490,716
MACHINERY — 0.86%
AGCO Corp.	1,332	74,925
Caterpillar Inc.	1,283	106,373
Cummins Inc.	639	77,440
Deere & Co.	1,627	135,155
Flowserve Corp.	1,848	104,745
Joy Global Inc.	1,042	51,579
Rockwell Automation Inc.	1,102	106,729
Roper Industries Inc.	1,757	221,312
Xylem Inc.	2,892	72,097

		950,355
MANUFACTURING — 1.75%
3M Co.	2,592	304,379
Danaher Corp.	3,650	245,791
Dover Corp.	1,633	139,850
Eaton Corp. PLC	1,598	110,182
General Electric Co.	7,479	182,263
Illinois Tool Works Inc.	2,474	178,227
Ingersoll-Rand PLC	1,658	101,221
Leggett & Platt Inc.	3,989	125,295
Pall Corp.	1,842	128,866
Parker Hannifin Corp.	1,244	128,480
Pentair Ltd. Registered	2,113	129,062
SPX Corp.	1,195	91,310
Textron Inc.	2,285	62,563

		1,927,489

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2013

Security	Shares	Value

MEDIA — 3.04%
Cablevision NY Group Class A	5,480	$102,421
CBS Corp. Class B NVS	2,136	112,866
Charter Communications Inc. Class Aa	643	80,851
Comcast Corp. Class A	4,418	199,163
Comcast Corp. Class A Special NVS	4,755	204,988
DIRECTV[a]	3,429	216,953
Discovery Communications Inc. Series Aa	2,202	175,543
Discovery Communications Inc. Series C NVS[a]	2,284	165,955
DISH Network Corp. Class A	2,632	117,519
Liberty Global PLC Series Aa	3,038	246,443
Liberty Global PLC Series C NVS[a]	2,418	186,573
Liberty Media Corp.[a]	1,172	168,452
News Corp. Class A NVS[a]	1,073	17,093
Nielsen Holdings NV	2,370	79,205
Scripps Networks Interactive Inc. Class A	2,640	186,833
Sirius XM Radio Inc.	22,190	82,769
Time Warner Cable Inc.	1,834	209,204
Time Warner Inc.	3,096	192,757
Twenty-First Century Fox Inc. Class A	4,294	128,305
Twenty-First Century Fox Inc. Class B	4,508	135,195
Viacom Inc. Class B NVS	2,136	155,437
Walt Disney Co. (The)	2,937	189,877

		3,354,402
METAL FABRICATE & HARDWARE — 0.18%
Precision Castparts Corp.	873	193,562

		193,562
MINING — 0.24%
Alcoa Inc.	10,926	86,862
Freeport-McMoRan Copper & Gold Inc.	1,755	49,631
Newmont Mining Corp.	4,415	132,450

		268,943
OFFICE & BUSINESS EQUIPMENT — 0.11%
Xerox Corp.	12,654	122,744

		122,744
OIL & GAS — 3.21%
Anadarko Petroleum Corp.	845	74,799
Apache Corp.	1,140	91,485
Cabot Oil & Gas Corp.	1,012	76,730
Cheniere Energy Inc.[a]	562	16,056
Chesapeake Energy Corp.	2,974	69,294

Security	Shares	Value

Chevron Corp.	1,847	$232,519
Cimarex Energy Co.	848	64,813
Cobalt International Energy Inc.[a]	896	25,850
Concho Resources Inc.[a]	980	87,896
ConocoPhillips	3,365	218,254
Continental Resources Inc.[a]	705	65,071
Denbury Resources Inc.[a]	3,418	59,815
Devon Energy Corp.	1,827	100,503
Diamond Offshore Drilling Inc.	1,865	125,776
Energen Corp.	2,122	127,087
Ensco PLC Class A	857	49,140
EOG Resources Inc.	797	115,956
EQT Corp.	1,254	108,471
Exxon Mobil Corp.	3,197	299,719
Helmerich & Payne Inc.	1,020	64,464
Hess Corp.	1,249	93,001
HollyFrontier Corp.	1,253	57,074
Marathon Oil Corp.	3,045	110,716
Marathon Petroleum Corp.	656	48,104
Murphy Oil Corp.	1,670	113,092
Nabors Industries Ltd.	2,569	39,537
Noble Corp.	2,158	82,436
Noble Energy Inc.	2,148	134,228
Occidental Petroleum Corp.	1,178	104,901
Phillips 66	831	51,106
Pioneer Natural Resources Co.	529	81,868
QEP Resources Inc.	1,846	56,285
Range Resources Corp.	1,029	81,394
Rowan Companies PLC Class Aa	2,617	89,894
Southwestern Energy Co.[a]	2,068	80,218
Tesoro Corp.	897	50,994
Ultra Petroleum Corp.[a]	3,081	66,704
Valero Energy Corp.	1,631	58,341
Whiting Petroleum Corp.[a]	1,219	62,742

		3,536,333
OIL & GAS SERVICES — 0.74%
Baker Hughes Inc.	1,491	70,718
Cameron International Corp.[a]	1,275	75,608
Core Laboratories NV	860	128,656
FMC Technologies Inc.[a]	1,691	90,130
Halliburton Co.	1,290	58,295
National Oilwell Varco Inc.	1,110	77,889
Oceaneering International Inc.	1,256	101,849
Schlumberger Ltd.	1,347	109,552
Superior Energy Services Inc.[a]	1,962	50,266

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2013

Security	Shares	Value

Weatherford International Ltd.[a]	3,580	$49,977

		812,940
PACKAGING & CONTAINERS — 0.77%
Ball Corp.	6,296	281,998
Crown Holdings Inc.[a]	5,723	250,839
Owens-Illinois Inc.[a]	2,716	80,801
Rock-Tenn Co. Class A	929	106,231
Sealed Air Corp.	4,801	130,779

		850,648
PHARMACEUTICALS — 5.41%
Abbott Laboratories	13,636	499,487
AbbVie Inc.	1,400	63,672
Actavis Inc.[a]	1,486	199,525
Allergan Inc.	3,076	280,285
AmerisourceBergen Corp.	5,455	317,863
BioMarin Pharmaceutical Inc.[a]	1,425	92,126
Bristol-Myers Squibb Co.	7,116	307,696
Cardinal Health Inc.	5,328	266,880
DENTSPLY International Inc.	4,807	206,124
Eli Lilly and Co.	7,349	390,305
Express Scripts Holding Co.[a]	2,150	140,932
Forest Laboratories Inc.[a]	7,621	331,971
Herbalife Ltd.	930	60,915
Johnson & Johnson	7,323	684,700
McKesson Corp.	2,430	298,064
Mead Johnson Nutrition Co. Class A	2,376	173,068
Merck & Co. Inc.	6,300	303,471
Mylan Inc.[a]	5,133	172,263
Omnicare Inc.	3,049	160,957
Onyx Pharmaceuticals Inc.[a]	506	66,438
Patterson Companies Inc.	6,921	283,000
Perrigo Co.	1,719	213,826
Pfizer Inc.	12,066	352,689
Warner Chilcott PLC Class A	3,494	74,457
Zoetis Inc.	902	26,889

		5,967,603
PIPELINES — 1.04%
Kinder Morgan Inc.	1,323	49,957
Kinder Morgan Management LLC[a]	4,388	355,327
ONEOK Inc.	5,095	269,780
Spectra Energy Corp.	9,908	356,589
Williams Companies Inc. (The)	3,463	118,331

		1,149,984

Security	Shares	Value

REAL ESTATE — 0.17%
CBRE Group Inc. Class Aa	2,571	$59,570
Realogy Holdings Corp.[a]	2,821	126,832

		186,402
REAL ESTATE INVESTMENT TRUSTS — 4.90%
American Capital Agency Corp.	9,531	214,733
American Tower Corp.	4,049	286,629
Annaly Capital Management Inc.	25,719	306,571
AvalonBay Communities Inc.	1,377	186,363
Boston Properties Inc.	1,661	177,644
Camden Property Trust	2,712	191,304
Digital Realty Trust Inc.	3,108	171,841
Duke Realty Corp.	6,535	107,631
Equity Residential	3,567	199,752
Federal Realty Investment Trust	3,095	325,996
General Growth Properties Inc.	5,397	111,934
HCP Inc.	4,226	185,395
Health Care REIT Inc.	3,629	234,034
Host Hotels & Resorts Inc.	5,281	94,319
Kimco Realty Corp.	5,607	126,438
Liberty Property Trust	4,370	166,978
Macerich Co. (The)	2,168	134,524
Plum Creek Timber Co. Inc.	4,938	240,876
Prologis Inc.	2,574	98,739
Public Storage	1,518	241,696
Rayonier Inc.	4,502	263,097
Realty Income Corp.	6,239	270,835
Regency Centers Corp.	2,580	136,043
Simon Property Group Inc.	1,267	202,796
SL Green Realty Corp.	1,221	110,684
UDR Inc.	6,204	155,348
Ventas Inc.	2,969	195,182
Vornado Realty Trust	1,887	160,036
Weyerhaeuser Co.	3,935	111,754

		5,409,172
RETAIL — 6.49%
Advance Auto Parts Inc.	1,508	124,395
AutoZone Inc.[a]	832	373,219
Bed Bath & Beyond Inc.[a]	1,884	144,069
Best Buy Co. Inc.	2,244	67,522
CarMax Inc.[a]	1,983	97,246
Chipotle Mexican Grill Inc.[a]	242	99,769
Costco Wholesale Corp.	3,158	370,402
CVS Caremark Corp.	5,518	339,302
Darden Restaurants Inc.	3,220	157,941

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2013

Security	Shares	Value

Dick’s Sporting Goods Inc.	2,135	$109,760
Dollar General Corp.[a]	4,125	225,514
Dollar Tree Inc.[a]	3,958	212,347
Family Dollar Stores Inc.	2,259	155,329
GameStop Corp. Class A	2,375	116,517
Gap Inc. (The)	2,778	127,510
Home Depot Inc. (The)	2,512	198,523
J.C. Penney Co. Inc.[a]	2,050	29,930
Kohl’s Corp.	2,838	150,357
L Brands Inc.	2,466	137,529
Lowe’s Companies Inc.	4,024	179,390
Lululemon Athletica Inc.[a]	595	41,394
Macy’s Inc.	2,315	111,907
McDonald’s Corp.	5,165	506,583
Nordstrom Inc.	2,008	122,970
O’Reilly Automotive Inc.[a]	1,738	217,702
PetSmart Inc.	3,135	229,545
PVH Corp.	603	79,469
Ross Stores Inc.	3,217	217,051
Sears Holdings Corp.[a]	431	19,740
Staples Inc.	7,779	132,399
Starbucks Corp.	2,492	177,530
Target Corp.	4,604	328,035
Tiffany & Co.	1,107	88,018
TJX Companies Inc. (The)	5,947	309,482
Tractor Supply Co.	995	120,524
Ulta Salon, Cosmetics & Fragrance Inc.[a]	695	70,125
Urban Outfitters Inc.[a]	2,212	94,143
Wal-Mart Stores Inc.	5,838	455,014
Walgreen Co.	3,299	165,775
Yum! Brands Inc.	3,466	252,741

		7,156,718
SAVINGS & LOANS — 0.57%
Hudson City Bancorp Inc.	12,419	118,726
New York Community Bancorp Inc.	15,792	239,564
People’s United Financial Inc.	18,326	274,890

		633,180
SEMICONDUCTORS — 2.09%
Altera Corp.	2,780	98,857
Analog Devices Inc.	3,524	173,945
Applied Materials Inc.	8,514	138,863
Avago Technologies Ltd.	2,420	88,766
Broadcom Corp. Class A	3,041	83,840
Cree Inc.[a]	690	48,231

Security	Shares	Value

Intel Corp.	7,547	$175,845
KLA-Tencor Corp.	1,842	107,997
Lam Research Corp.[a]	1,979	97,406
Linear Technology Corp.	4,638	188,117
LSI Corp.[a]	10,779	83,861
Marvell Technology Group Ltd.	5,914	76,705
Maxim Integrated Products Inc.	4,674	133,676
Microchip Technology Inc.	4,483	178,154
Micron Technology Inc.[a]	3,903	51,715
NVIDIA Corp.	3,523	50,837
QUALCOMM Inc.	2,564	165,506
Texas Instruments Inc.	4,816	188,787
Xilinx Inc.	3,682	171,913

		2,303,021
SOFTWARE — 2.69%
Activision Blizzard Inc.	11,964	215,113
Adobe Systems Inc.[a]	3,211	151,816
Akamai Technologies Inc.[a]	1,068	50,410
ANSYS Inc.[a]	2,256	180,119
Autodesk Inc.[a]	1,820	64,410
BMC Software Inc.[a]	3,394	156,022
CA Inc.	6,526	194,083
Cerner Corp.[a]	3,180	155,820
Citrix Systems Inc.[a]	1,183	85,200
Dun & Bradstreet Corp. (The)	2,263	234,515
Electronic Arts Inc.[a]	3,217	84,028
Fidelity National Information Services Inc.	5,160	222,705
Fiserv Inc.[a]	3,067	295,168
Intuit Inc.	3,492	223,209
Microsoft Corp.	6,552	208,550
Nuance Communications Inc.[a]	3,862	72,451
Oracle Corp.	4,428	143,246
Red Hat Inc.[a]	1,574	81,486
Salesforce.com Inc.[a]	1,498	65,537
VMware Inc. Class Aa	1,058	86,957

		2,970,845
TELECOMMUNICATIONS — 2.34%
AT&T Inc.	12,032	424,369
CenturyLink Inc.	6,380	228,723
Cisco Systems Inc.	4,840	123,662
Corning Inc.	6,302	95,727
Crown Castle International Corp.[a]	3,272	229,858
Frontier Communications Corp.	21,276	92,763
Harris Corp.	2,938	167,672

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA SIZE FACTOR ETF

July 31, 2013

Security	Shares	Value

Juniper Networks Inc.[a]	3,177	$68,846
Level 3 Communications Inc.[a]	1,721	37,948
Motorola Solutions Inc.	3,655	200,404
SBA Communications Corp. Class Aa	3,540	262,279
Sprint Corp.[a]	1,734	10,335
T-Mobile US Inc.	2,102	50,679
Verizon Communications Inc.	8,430	417,116
Windstream Corp.	20,798	173,663

		2,584,044
TEXTILES — 0.26%
Cintas Corp.	4,106	195,076
Mohawk Industries Inc.[a]	790	94,002

		289,078
TOYS, GAMES & HOBBIES — 0.39%
Hasbro Inc.	4,433	203,918
Mattel Inc.	5,369	225,659

		429,577
TRANSPORTATION — 1.44%
C.H. Robinson Worldwide Inc.	3,345	199,429
CSX Corp.	5,663	140,499
Expeditors International of Washington Inc.	3,805	153,418
FedEx Corp.	1,756	186,136
J.B. Hunt Transport Services Inc.	2,422	181,480
Kansas City Southern Industries Inc.	758	81,674
Norfolk Southern Corp.	1,860	136,078
Union Pacific Corp.	1,174	186,185
United Parcel Service Inc. Class B	3,712	322,201

		1,587,100
WATER — 0.41%
American Water Works Co. Inc.	10,474	447,030

		447,030

TOTAL COMMON STOCKS
(Cost: $104,344,556)		110,000,518

SHORT-TERM INVESTMENTS — 0.23%

MONEY MARKET FUNDS — 0.23%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	255,569	255,569

		255,569

TOTAL SHORT-TERM INVESTMENTS
(Cost: $255,569)		255,569

Value

TOTAL INVESTMENTS IN SECURITIES — 99.92%
(Cost: $104,600,125)	$110,256,087
Other Assets, Less Liabilities — 0.08%	87,799

NET ASSETS — 100.00%	$110,343,886

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.76%

ADVERTISING — 0.15%
Interpublic Group of Companies Inc. (The)	3,693	$60,750
Omnicom Group Inc.	1,639	105,338

		166,088
AEROSPACE & DEFENSE — 1.95%
Boeing Co. (The)	4,232	444,783
General Dynamics Corp.	2,869	244,840
L-3 Communications Holdings Inc.	1,338	124,635
Lockheed Martin Corp.	2,229	267,747
Northrop Grumman Corp.	2,783	256,203
Raytheon Co.	3,076	220,980
Rockwell Collins Inc.	740	52,666
TransDigm Group Inc.	106	15,327
United Technologies Corp.	5,295	558,993

		2,186,174
AGRICULTURE — 1.53%
Altria Group Inc.	8,226	288,403
Archer-Daniels-Midland Co.	11,342	413,643
Bunge Ltd.	3,389	257,598
Lorillard Inc.	1,683	71,578
Philip Morris International Inc.	6,783	604,908
Reynolds American Inc.	1,470	72,662

		1,708,792
AIRLINES — 0.10%
Delta Air Lines Inc.[a]	2,515	53,393
Southwest Airlines Co.	1,820	25,171
United Continental Holdings Inc.[a]	1,081	37,673

		116,237
APPAREL — 0.33%
Coach Inc.	1,171	62,215
Nike Inc. Class B	2,724	171,394
Ralph Lauren Corp.	224	40,781
Under Armour Inc. Class Aa	158	10,607
VF Corp.	422	83,134

		368,131
AUTO MANUFACTURERS — 1.81%
Ford Motor Co.	67,443	1,138,438
General Motors Co.[a]	21,310	764,390
PACCAR Inc.	2,220	124,919

		2,027,747

Security	Shares	Value

AUTO PARTS & EQUIPMENT — 0.60%
Autoliv Inc.	920	$75,228
BorgWarner Inc.[a]	735	70,141
Delphi Automotive PLC	2,366	127,102
Johnson Controls Inc.	6,562	263,858
TRW Automotive Holdings Corp.[a]	1,820	133,424

		669,753
BANKS — 12.60%
Bank of America Corp.	135,282	1,975,117
Bank of New York Mellon Corp. (The)	14,249	448,131
BB&T Corp.	7,686	274,313
Capital One Financial Corp.	8,288	572,038
CIT Group Inc.[a]	1,549	77,620
Citigroup Inc.	36,361	1,895,863
Comerica Inc.	2,154	91,631
Fifth Third Bancorp	10,220	196,531
First Republic Bank	837	36,150
Goldman Sachs Group Inc. (The)	5,142	843,442
J.P. Morgan Chase & Co.	48,585	2,707,642
KeyCorp	12,197	149,901
M&T Bank Corp.	1,127	131,701
Morgan Stanley	16,619	452,203
Northern Trust Corp.	1,598	93,547
PNC Financial Services Group Inc. (The)[b]	7,216	548,777
Regions Financial Corp.	14,710	147,247
State Street Corp.	4,321	301,044
SunTrust Banks Inc.	7,063	245,722
U.S. Bancorp	17,902	668,103
Wells Fargo & Co.	51,770	2,251,995

		14,108,718
BEVERAGES — 1.51%
Beam Inc.	727	47,248
Brown-Forman Corp. Class B NVS	335	24,291
Coca-Cola Co. (The)	17,159	687,733
Coca-Cola Enterprises Inc.	1,834	68,848
Constellation Brands Inc. Class Aa	794	41,359
Dr Pepper Snapple Group Inc.	1,261	58,939
Green Mountain Coffee Roasters Inc.[a]	320	24,697
Molson Coors Brewing Co. Class B NVS	1,251	62,625
Monster Beverage Corp.[a]	338	20,615
PepsiCo Inc.	7,794	651,111

		1,687,466

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2013

Security	Shares	Value

BIOTECHNOLOGY — 0.86%
Alexion Pharmaceuticals Inc.[a]	202	$23,478
Amgen Inc.	3,426	371,002
Biogen Idec Inc.[a]	501	109,283
Celgene Corp.[a]	875	128,502
Gilead Sciences Inc.[a]	3,753	230,622
Illumina Inc.[a]	228	18,199
Life Technologies Corp.[a]	850	63,410
Regeneron Pharmaceuticals Inc.[a]	47	12,693
Vertex Pharmaceuticals Inc.[a]	90	7,182

		964,371
BUILDING MATERIALS — 0.06%
Martin Marietta Materials Inc.	168	16,733
Masco Corp.	1,096	22,490
Vulcan Materials Co.	527	24,864

		64,087
CHEMICALS — 2.04%
Air Products and Chemicals Inc.	1,367	148,511
Airgas Inc.	332	34,266
Albemarle Corp.	552	34,229
Ashland Inc.	553	48,022
Celanese Corp. Series A	1,199	57,624
CF Industries Holdings Inc.	612	119,958
Dow Chemical Co. (The)	11,344	397,494
E.I. du Pont de Nemours and Co.	5,715	329,698
Eastman Chemical Co.	946	76,087
Ecolab Inc.	940	86,612
FMC Corp.	617	40,821
International Flavors & Fragrances Inc.	338	27,270
LyondellBasell Industries NV Class A	3,600	247,356
Monsanto Co.	1,741	171,976
Mosaic Co. (The)	2,507	103,013
PPG Industries Inc.	720	115,517
Praxair Inc.	1,324	159,105
Sherwin-Williams Co. (The)	272	47,374
Sigma-Aldrich Corp.	508	42,448

		2,287,381
COAL — 0.11%
CONSOL Energy Inc.	1,979	61,408
Peabody Energy Corp.	3,976	65,843

		127,251
COMMERCIAL SERVICES — 0.93%
ADT Corp. (The)	1,673	67,054

Security	Shares	Value

Alliance Data Systems Corp.[a]	175	$34,611
Automatic Data Processing Inc.	1,804	130,050
Equifax Inc.	473	29,908
H&R Block Inc.	1,234	38,785
Hertz Global Holdings Inc.[a]	3,227	82,643
Iron Mountain Inc.	642	17,848
Manpowergroup Inc.	1,326	88,670
MasterCard Inc. Class A	251	153,263
McGraw Hill Financial Inc.	1,120	69,283
Moody’s Corp.	534	36,189
Paychex Inc.	985	38,848
Quanta Services Inc.[a]	1,403	37,614
Robert Half International Inc.	632	23,536
SAIC Inc.	3,465	52,980
SEI Investments Co.	534	16,880
Total System Services Inc.	981	26,889
Verisk Analytics Inc. Class Aa	286	18,407
Western Union Co.	4,612	82,832

		1,046,290
COMPUTERS — 5.55%
Accenture PLC Class A	2,622	193,530
Apple Inc.	5,250	2,375,625
Cognizant Technology Solutions Corp. Class Aa	1,323	95,772
Computer Sciences Corp.	1,628	77,591
Dell Inc.	23,502	297,770
EMC Corp.	12,541	327,947
Hewlett-Packard Co.	45,691	1,173,345
IHS Inc. Class Aa	167	18,333
International Business Machines Corp.	5,893	1,149,371
NetApp Inc.	1,808	74,345
SanDisk Corp.[a]	1,683	92,767
Seagate Technology PLC	3,358	137,376
Synopsys Inc.[a]	803	29,743
Teradata Corp.[a]	593	35,058
Western Digital Corp.	2,092	134,683

		6,213,256
COSMETICS & PERSONAL CARE — 1.28%
Avon Products Inc.	2,546	58,201
Colgate-Palmolive Co.	2,986	178,772
Estee Lauder Companies Inc. (The) Class A	689	45,233
Procter & Gamble Co. (The)	14,331	1,150,779

		1,432,985

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2013

Security	Shares	Value

DISTRIBUTION & WHOLESALE — 0.30%
Arrow Electronics Inc.[a]	2,539	$115,905
Fastenal Co.	620	30,386
Fossil Group Inc.[a]	242	26,596
Genuine Parts Co.	918	75,267
LKQ Corp.[a]	1,160	30,241
W.W. Grainger Inc.	219	57,409

		335,804
DIVERSIFIED FINANCIAL SERVICES — 1.90%
Affiliated Managers Group Inc.[a]	148	26,692
American Express Co.	5,409	399,022
Ameriprise Financial Inc.	1,522	135,458
BlackRock Inc.[b]	625	176,225
Charles Schwab Corp. (The)	4,613	101,901
CME Group Inc.	3,374	249,608
Discover Financial Services	4,068	201,407
Eaton Vance Corp. NVS	400	16,188
Franklin Resources Inc.	1,812	88,570
IntercontinentalExchange Inc.[a]	273	49,809
Invesco Ltd.	2,326	74,874
Legg Mason Inc.	1,064	36,591
NASDAQ OMX Group Inc. (The)	1,190	38,556
NYSE Euronext Inc.	1,694	71,419
Raymond James Financial Inc.	777	34,242
SLM Corp.	4,301	106,278
T. Rowe Price Group Inc.	837	62,976
TD Ameritrade Holding Corp.	1,058	28,598
Visa Inc. Class A	1,293	228,874

		2,127,288
ELECTRIC — 3.47%
AES Corp. (The)	8,466	105,317
Alliant Energy Corp.	871	46,137
Ameren Corp.	2,709	97,009
American Electric Power Co. Inc.	4,503	208,714
Calpine Corp.[a]	1,686	33,737
CMS Energy Corp.	2,155	60,318
Consolidated Edison Inc.	2,590	155,141
Dominion Resources Inc.	3,137	186,055
DTE Energy Co.	1,531	108,242
Duke Energy Corp.	5,437	386,027
Edison International	3,373	168,144
Entergy Corp.	2,402	162,135
Exelon Corp.	9,703	296,815
FirstEnergy Corp.	4,246	161,645
Integrys Energy Group Inc.	712	44,714

Security	Shares	Value

MDU Resources Group Inc.	1,434	$40,209
NextEra Energy Inc.	3,094	267,971
Northeast Utilities	2,034	90,330
NRG Energy Inc.	4,010	107,548
OGE Energy Corp.	1,272	47,573
Pepco Holdings Inc.	2,634	54,129
PG&E Corp.	3,641	167,086
Pinnacle West Capital Corp.	847	49,888
PPL Corp.	5,349	169,938
Public Service Enterprise Group Inc.	4,948	167,193
SCANA Corp.	1,026	53,260
Southern Co. (The)	5,978	268,054
Wisconsin Energy Corp.	1,402	60,959
Xcel Energy Inc.	4,231	126,718

		3,891,006
ELECTRICAL COMPONENTS & EQUIPMENT — 0.31%
AMETEK Inc.	918	42,485
Emerson Electric Co.	4,158	255,176
Energizer Holdings Inc.	441	44,894

		342,555
ELECTRONICS — 1.09%
Agilent Technologies Inc.	1,990	89,013
Amphenol Corp. Class A	622	48,864
Avnet Inc.[a]	3,273	123,294
Flextronics International Ltd.[a]	14,961	129,562
FLIR Systems Inc.	997	32,373
Garmin Ltd.	863	34,589
Honeywell International Inc.	3,400	282,132
Sensata Technologies Holding NVa	409	15,370
TE Connectivity Ltd.	3,217	164,196
Thermo Fisher Scientific Inc.	2,000	182,220
Trimble Navigation Ltd.[a]	769	21,947
Tyco International Ltd.	1,867	64,990
Waters Corp.[a]	358	36,137

		1,224,687
ENGINEERING & CONSTRUCTION — 0.19%
Fluor Corp.	1,607	100,534
Jacobs Engineering Group Inc.[a]	1,131	66,955
KBR Inc.	1,569	49,078

		216,567
ENTERTAINMENT — 0.03%
International Game Technology	1,630	30,106

		30,106

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2013

Security	Shares	Value

ENVIRONMENTAL CONTROL — 0.21%
Republic Services Inc.	2,454	$83,215
Stericycle Inc.[a]	228	26,434
Waste Management Inc.	3,023	127,057

		236,706
FOOD — 1.81%
Campbell Soup Co.	1,043	48,812
ConAgra Foods Inc.	2,723	98,600
General Mills Inc.	3,344	173,888
Hershey Co. (The)	458	43,450
Hormel Foods Corp.	763	32,313
J.M. Smucker Co. (The)	657	73,926
Kellogg Co.	1,210	80,150
Kraft Foods Group Inc.	2,915	164,931
Kroger Co. (The)	9,421	369,963
McCormick & Co. Inc. NVS	484	34,659
Mondelez International Inc. Class A	10,435	326,302
Safeway Inc.	7,221	186,230
Sysco Corp.	5,456	188,287
Tyson Foods Inc. Class A	5,027	138,846
Whole Foods Market Inc.	1,202	66,807

		2,027,164
FOREST PRODUCTS & PAPER — 0.20%
International Paper Co.	3,546	171,307
MeadWestvaco Corp.	1,409	52,063

		223,370
GAS — 0.27%
CenterPoint Energy Inc.	3,601	89,377
NiSource Inc.	2,366	72,684
Sempra Energy	1,588	139,156

		301,217
HAND & MACHINE TOOLS — 0.08%
Stanley Black & Decker Inc.	1,092	92,405

		92,405
HEALTH CARE — PRODUCTS — 1.39%
Baxter International Inc.	2,503	182,819
Becton, Dickinson and Co.	1,096	113,677
Boston Scientific Corp.[a]	8,806	96,162
C.R. Bard Inc.	377	43,204
CareFusion Corp.[a]	1,530	59,012
Covidien PLC	2,828	174,290
Edwards Lifesciences Corp.[a]	380	27,124
Henry Schein Inc.[a]	572	59,391
Hologic Inc.[a]	1,286	29,192

Security	Shares	Value

Hospira Inc.[a]	1,214	$49,410
Intuitive Surgical Inc.[a]	99	38,412
Medtronic Inc.	5,981	330,390
ResMed Inc.	467	22,253
St. Jude Medical Inc.	1,827	95,717
Stryker Corp.	1,596	112,454
Varian Medical Systems Inc.[a]	513	37,192
Zimmer Holdings Inc.	1,066	88,990

		1,559,689
HEALTH CARE — SERVICES — 1.99%
Aetna Inc.	3,848	246,926
Cigna Corp.	2,714	211,231
DaVita HealthCare Partners Inc.[a]	456	53,083
HCA Holdings Inc.	3,247	126,633
Humana Inc.	2,523	230,249
Laboratory Corp. of America Holdings[a]	604	58,431
Quest Diagnostics Inc.	1,214	70,788
UnitedHealth Group Inc.	10,888	793,191
WellPoint Inc.	5,157	441,233

		2,231,765
HOLDING COMPANIES — DIVERSIFIED — 0.07%
Leucadia National Corp.	3,107	83,361

		83,361
HOME BUILDERS — 0.09%
D.R. Horton Inc.	1,764	35,456
Lennar Corp. Class A	796	26,961
PulteGroup Inc.[a]	843	14,019
Toll Brothers Inc.[a]	716	23,535

		99,971
HOME FURNISHINGS — 0.10%
Whirlpool Corp.	805	107,822

		107,822
HOUSEHOLD PRODUCTS & WARES — 0.27%
Avery Dennison Corp.	883	39,496
Church & Dwight Co. Inc.	539	34,334
Clorox Co. (The)	553	47,525
Kimberly-Clark Corp.	1,797	177,544

		298,899
HOUSEWARES — 0.05%
Newell Rubbermaid Inc.	1,896	51,230

		51,230
INSURANCE — 5.85%
ACE Ltd.	3,514	321,109

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)
iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2013

Security	Shares	Value

Aflac Inc.	4,784	$295,077
Alleghany Corp.[a]	213	86,026
Allstate Corp. (The)	5,607	285,845
American International Group Inc.[a]	24,000	1,092,240
Aon PLC	1,769	119,408
Arch Capital Group Ltd.[a]	1,444	78,193
Assurant Inc.	1,513	81,944
Axis Capital Holdings Ltd.	1,520	66,211
Berkshire Hathaway Inc. Class Ba	7,383	855,468
Chubb Corp. (The)	2,340	202,410
Cincinnati Financial Corp.	1,105	54,145
Everest Re Group Ltd.	550	73,442
Fidelity National Financial Inc. Class A	2,051	50,208
Hartford Financial Services Group Inc. (The)	6,724	207,503
Lincoln National Corp.	4,041	168,388
Loews Corp.	3,225	146,899
Marsh & McLennan Companies Inc.	2,817	117,948
MetLife Inc.	13,851	670,665
PartnerRe Ltd.	971	86,943
Principal Financial Group Inc.	2,629	113,993
Progressive Corp. (The)	4,763	123,886
Prudential Financial Inc.	6,453	509,593
RenaissanceRe Holdings Ltd.	497	43,224
Torchmark Corp.	871	61,911
Travelers Companies Inc. (The)	3,876	323,840
Unum Group	3,769	119,251
W.R. Berkley Corp.	1,195	50,632
Willis Group Holdings PLC	737	31,544
XL Group PLC	3,496	109,600

		6,547,546
INTERNET — 1.68%
Amazon.com Inc.[a]	637	191,877
eBay Inc.[a]	4,463	230,692
Equinix Inc.[a]	119	21,343
Expedia Inc.	596	28,090
F5 Networks Inc.[a]	257	22,554
Facebook Inc. Class Aa	1,885	69,425
Google Inc. Class Aa	840	745,584
Liberty Interactive Corp. Series Aa	4,145	101,387
LinkedIn Corp. Class Aa	28	5,706
Netflix Inc.[a]	143	34,923
Priceline.com Inc.[a]	100	87,567
Rackspace Hosting Inc.[a]	319	14,448
Symantec Corp.	4,243	113,203

Security	Shares	Value

TripAdvisor Inc.[a]	206	$15,454
VeriSign Inc.[a]	260	12,438
Yahoo! Inc.[a]	6,829	191,827

		1,886,518
IRON & STEEL — 0.10%
Nucor Corp.	2,474	115,734

		115,734
LEISURE TIME — 0.27%
Carnival Corp.	3,918	145,083
Harley-Davidson Inc.	1,001	56,827
Polaris Industries Inc.	234	26,241
Royal Caribbean Cruises Ltd.	1,811	68,981

		297,132
LODGING — 0.26%
Las Vegas Sands Corp.	1,088	60,460
Marriott International Inc. Class A	1,132	47,057
MGM Resorts International[a]	2,879	46,956
Starwood Hotels & Resorts Worldwide Inc.	850	56,228
Wyndham Worldwide Corp.	764	47,597
Wynn Resorts Ltd.	252	33,549

		291,847
MACHINERY — 1.05%
AGCO Corp.	1,162	65,363
Caterpillar Inc.	5,854	485,355
Cummins Inc.	1,249	151,366
Deere & Co.	2,914	242,066
Flowserve Corp.	768	43,530
Joy Global Inc.	980	48,510
Rockwell Automation Inc.	651	63,049
Roper Industries Inc.	379	47,739
Xylem Inc.	1,331	33,182

		1,180,160
MANUFACTURING — 3.05%
3M Co.	3,390	398,088
Danaher Corp.	3,226	217,239
Dover Corp.	1,153	98,743
Eaton Corp. PLC	2,764	190,578
General Electric Co.	76,366	1,861,039
Illinois Tool Works Inc.	2,784	200,559
Ingersoll-Rand PLC	2,098	128,083
Leggett & Platt Inc.	808	25,379
Pall Corp.	436	30,503
Parker Hannifin Corp.	1,075	111,026

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2013

Security	Shares	Value

Pentair Ltd. Registered	882	$53,873
SPX Corp.	420	32,092
Textron Inc.	2,416	66,150

		3,413,352
MEDIA — 3.37%
Cablevision NY Group Class A	2,533	47,342
CBS Corp. Class B NVS	2,967	156,776
Charter Communications Inc. Class Aa	248	31,183
Comcast Corp. Class A	15,529	700,047
Comcast Corp. Class A Special NVS	4,679	201,712
DIRECTV[a]	3,633	229,860
Discovery Communications Inc. Series Aa	476	37,947
Discovery Communications Inc. Series C NVS[a]	409	29,718
DISH Network Corp. Class A	1,287	57,465
Liberty Global PLC Series Aa	1,370	111,134
Liberty Global PLC Series C NVS[a]	1,077	83,101
Liberty Media Corp.[a]	553	79,483
News Corp. Class A NVS[a]	1,977	31,494
Nielsen Holdings NV	1,010	33,754
Scripps Networks Interactive Inc. Class A	417	29,511
Sirius XM Radio Inc.	11,531	43,011
Time Warner Cable Inc.	2,450	279,471
Time Warner Inc.	8,538	531,576
Twenty-First Century Fox Inc. Class A	7,908	236,291
Twenty-First Century Fox Inc. Class B	2,037	61,090
Viacom Inc. Class B NVS	3,072	223,549
Walt Disney Co. (The)	8,288	535,819

		3,771,334
METAL FABRICATE & HARDWARE — 0.11%
Precision Castparts Corp.	541	119,950

		119,950
MINING — 0.60%
Alcoa Inc.	19,138	152,147
Freeport-McMoRan Copper & Gold Inc.	11,360	321,261
Newmont Mining Corp.	6,566	196,980

		670,388
OFFICE & BUSINESS EQUIPMENT — 0.18%
Xerox Corp.	20,584	199,665

		199,665

Security	Shares	Value

OIL & GAS — 12.15%
Anadarko Petroleum Corp.	2,566	$227,142
Apache Corp.	5,191	416,578
Cabot Oil & Gas Corp.	369	27,978
Cheniere Energy Inc.[a]	87	2,486
Chesapeake Energy Corp.	9,417	219,416
Chevron Corp.	21,709	2,732,946
Cimarex Energy Co.	747	57,093
Cobalt International Energy Inc.[a]	440	12,694
Concho Resources Inc.[a]	554	49,688
ConocoPhillips	13,361	866,595
Continental Resources Inc.[a]	158	14,583
Denbury Resources Inc.[a]	3,311	57,943
Devon Energy Corp.	4,113	226,256
Diamond Offshore Drilling Inc.	569	38,373
Energen Corp.	679	40,665
Ensco PLC Class A	2,154	123,510
EOG Resources Inc.	1,534	223,182
EQT Corp.	498	43,077
Exxon Mobil Corp.	45,915	4,304,531
Helmerich & Payne Inc.	814	51,445
Hess Corp.	4,793	356,887
HollyFrontier Corp.	3,180	144,849
Marathon Oil Corp.	7,709	280,299
Marathon Petroleum Corp.	5,190	380,583
Murphy Oil Corp.	2,796	189,345
Nabors Industries Ltd.	4,787	73,672
Noble Corp.	2,007	76,667
Noble Energy Inc.	2,007	125,417
Occidental Petroleum Corp.	6,267	558,076
Phillips 66	12,437	764,876
Pioneer Natural Resources Co.	570	88,213
QEP Resources Inc.	1,727	52,656
Range Resources Corp.	456	36,070
Rowan Companies PLC Class Aa	1,031	35,415
Southwestern Energy Co.[a]	1,962	76,106
Tesoro Corp.	2,041	116,031
Ultra Petroleum Corp.[a]	784	16,974
Valero Energy Corp.	12,572	449,700
Whiting Petroleum Corp.[a]	1,065	54,816

		13,612,833
OIL & GAS SERVICES — 1.47%
Baker Hughes Inc.	4,673	221,641
Cameron International Corp.[a]	1,217	72,168
Core Laboratories NV	92	13,763

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2013

Security	Shares	Value

FMC Technologies Inc.[a]	760	$40,508
Halliburton Co.	6,375	288,086
National Oilwell Varco Inc.	3,512	246,437
Oceaneering International Inc.	390	31,625
Schlumberger Ltd.	7,484	608,674
Superior Energy Services Inc.[a]	1,506	38,584
Weatherford International Ltd.[a]	6,145	85,784

		1,647,270
PACKAGING & CONTAINERS — 0.20%
Ball Corp.	1,166	52,225
Crown Holdings Inc.[a]	1,082	47,424
Owens-Illinois Inc.[a]	983	29,244
Rock-Tenn Co. Class A	528	60,377
Sealed Air Corp.	1,164	31,708

		220,978
PHARMACEUTICALS — 6.16%
Abbott Laboratories	13,542	496,044
AbbVie Inc.	7,986	363,203
Actavis Inc.[a]	394	52,902
Allergan Inc.	1,007	91,758
AmerisourceBergen Corp.	4,646	270,722
BioMarin Pharmaceutical Inc.[a]	107	6,918
Bristol-Myers Squibb Co.	6,796	293,859
Cardinal Health Inc.	7,260	363,653
DENTSPLY International Inc.	782	33,532
Eli Lilly and Co.	6,751	358,546
Express Scripts Holding Co.[a]	7,968	522,302
Forest Laboratories Inc.[a]	1,995	86,902
Herbalife Ltd.	552	36,156
Johnson & Johnson	12,681	1,185,674
McKesson Corp.	3,407	417,903
Mead Johnson Nutrition Co. Class A	473	34,453
Merck & Co. Inc.	16,022	771,780
Mylan Inc.[a]	2,127	71,382
Omnicare Inc.	927	48,936
Onyx Pharmaceuticals Inc.[a]	64	8,403
Patterson Companies Inc.	573	23,430
Perrigo Co.	281	34,954
Pfizer Inc.	41,179	1,203,662
Warner Chilcott PLC Class A	1,505	32,072
Zoetis Inc.	3,111	92,739

		6,901,885
PIPELINES — 0.34%
Kinder Morgan Inc.	1,453	54,865
Kinder Morgan Management LLC[a]	234	18,918

Security	Shares	Value

ONEOK Inc.	1,403	$74,289
Spectra Energy Corp.	3,759	135,286
Williams Companies Inc. (The)	2,971	101,519

		384,877
REAL ESTATE — 0.06%
CBRE Group Inc. Class Aa	1,278	29,611
Realogy Holdings Corp.[a]	938	42,173

		71,784
REAL ESTATE INVESTMENT TRUSTS — 1.21%
American Capital Agency Corp.	4,239	95,505
American Tower Corp.	727	51,464
Annaly Capital Management Inc.	13,444	160,253
AvalonBay Communities Inc.	317	42,903
Boston Properties Inc.	418	44,705
Camden Property Trust	233	16,436
Digital Realty Trust Inc.	445	24,604
Duke Realty Corp.	1,064	17,524
Equity Residential	859	48,104
Federal Realty Investment Trust	143	15,062
General Growth Properties Inc.	919	19,060
HCP Inc.	1,602	70,280
Health Care REIT Inc.	726	46,820
Host Hotels & Resorts Inc.	2,965	52,955
Kimco Realty Corp.	1,358	30,623
Liberty Property Trust	461	17,615
Macerich Co. (The)	412	25,565
Plum Creek Timber Co. Inc.	388	18,927
Prologis Inc.	1,759	67,475
Public Storage	319	50,791
Rayonier Inc.	443	25,889
Realty Income Corp.	369	16,018
Regency Centers Corp.	196	10,335
Simon Property Group Inc.	667	106,760
SL Green Realty Corp.	546	49,495
UDR Inc.	761	19,055
Ventas Inc.	864	56,799
Vornado Realty Trust	658	55,805
Weyerhaeuser Co.	3,376	95,878

		1,352,705
RETAIL — 6.11%
Advance Auto Parts Inc.	509	41,987
AutoZone Inc.[a]	164	73,567
Bed Bath & Beyond Inc.[a]	1,274	97,423
Best Buy Co. Inc.	6,104	183,669
CarMax Inc.[a]	1,156	56,690

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2013

Security	Shares	Value

Chipotle Mexican Grill Inc.[a]	67	$27,622
Costco Wholesale Corp.	3,252	381,427
CVS Caremark Corp.	11,301	694,898
Darden Restaurants Inc.	1,093	53,612
Dick’s Sporting Goods Inc.	536	27,556
Dollar General Corp.[a]	1,834	100,265
Dollar Tree Inc.[a]	1,102	59,122
Family Dollar Stores Inc.	751	51,639
GameStop Corp. Class A	1,598	78,398
Gap Inc. (The)	1,863	85,512
Home Depot Inc. (The)	6,416	507,056
J.C. Penney Co. Inc.[a]	2,498	36,471
Kohl’s Corp.	2,721	144,159
L Brands Inc.	1,282	71,497
Lowe’s Companies Inc.	7,638	340,502
Lululemon Athletica Inc.[a]	148	10,296
Macy’s Inc.	3,607	174,362
McDonald’s Corp.	4,320	423,706
Nordstrom Inc.	1,029	63,016
O’Reilly Automotive Inc.[a]	479	60,000
PetSmart Inc.	572	41,882
PVH Corp.	388	51,135
Ross Stores Inc.	1,079	72,800
Sears Holdings Corp.[a]	697	31,923
Staples Inc.	10,188	173,400
Starbucks Corp.	1,926	137,208
Target Corp.	5,990	426,787
Tiffany & Co.	568	45,162
TJX Companies Inc. (The)	3,306	172,044
Tractor Supply Co.	248	30,040
Ulta Salon, Cosmetics & Fragrance Inc.[a]	159	16,043
Urban Outfitters Inc.[a]	494	21,025
Wal-Mart Stores Inc.	16,143	1,258,185
Walgreen Co.	7,740	388,935
Yum! Brands Inc.	1,801	131,329

		6,842,350
SAVINGS & LOANS — 0.22%
Hudson City Bancorp Inc.	10,392	99,347
New York Community Bancorp Inc.	5,846	88,684
People’s United Financial Inc.	3,787	56,805

		244,836
SEMICONDUCTORS — 2.42%
Altera Corp.	1,684	59,883
Analog Devices Inc.	1,438	70,980

Security	Shares	Value

Applied Materials Inc.	8,681	$141,587
Avago Technologies Ltd.	1,355	49,701
Broadcom Corp. Class A	2,613	72,040
Cree Inc.[a]	378	26,422
Intel Corp.	45,298	1,055,443
KLA-Tencor Corp.	963	56,461
Lam Research Corp.[a]	1,158	56,997
Linear Technology Corp.	833	33,787
LSI Corp.[a]	3,095	24,079
Marvell Technology Group Ltd.	4,711	61,102
Maxim Integrated Products Inc.	1,243	35,550
Microchip Technology Inc.	840	33,382
Micron Technology Inc.[a]	9,796	129,797
NVIDIA Corp.	3,997	57,677
QUALCOMM Inc.	6,719	433,711
Texas Instruments Inc.	6,472	253,702
Xilinx Inc.	1,174	54,814

		2,707,115
SOFTWARE — 2.46%
Activision Blizzard Inc.	2,998	53,904
Adobe Systems Inc.[a]	1,937	91,581
Akamai Technologies Inc.[a]	580	27,376
ANSYS Inc.[a]	278	22,196
Autodesk Inc.[a]	829	29,338
BMC Software Inc.[a]	689	31,673
CA Inc.	2,226	66,201
Cerner Corp.[a]	710	34,790
Citrix Systems Inc.[a]	601	43,284
Dun & Bradstreet Corp. (The)	214	22,177
Electronic Arts Inc.[a]	832	21,732
Fidelity National Information Services Inc.	1,823	78,681
Fiserv Inc.[a]	694	66,791
Intuit Inc.	1,008	64,431
Microsoft Corp.	45,908	1,461,252
Nuance Communications Inc.[a]	1,008	18,910
Oracle Corp.	17,703	572,692
Red Hat Inc.[a]	310	16,049
Salesforce.com Inc.[a]	403	17,631
VMware Inc. Class Aa	180	14,794

		2,755,483
TELECOMMUNICATIONS — 3.79%
AT&T Inc.	45,404	1,601,399
CenturyLink Inc.	7,042	252,456
Cisco Systems Inc.	33,172	847,545

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI USA VALUE FACTOR ETF

July 31, 2013

Security	Shares	Value

Corning Inc.	16,844	$255,860
Crown Castle International Corp.[a]	475	33,369
Frontier Communications Corp.	16,359	71,325
Harris Corp.	1,130	64,489
Juniper Networks Inc.[a]	3,812	82,606
Level 3 Communications Inc.[a]	841	18,544
Motorola Solutions Inc.	1,579	86,577
SBA Communications Corp. Class Aa	116	8,595
Sprint Corp.[a]	7,070	42,137
T-Mobile US Inc.	531	12,802
Verizon Communications Inc.	16,438	813,352
Windstream Corp.	6,112	51,035

		4,242,091
TEXTILES — 0.06%
Cintas Corp.	669	31,784
Mohawk Industries Inc.[a]	343	40,814

		72,598
TOYS, GAMES & HOBBIES — 0.09%
Hasbro Inc.	754	34,684
Mattel Inc.	1,519	63,844

		98,528
TRANSPORTATION — 1.23%
C.H. Robinson Worldwide Inc.	981	58,487
CSX Corp.	6,903	171,263
Expeditors International of Washington Inc.	1,131	45,602
FedEx Corp.	2,738	290,228
J.B. Hunt Transport Services Inc.	342	25,626
Kansas City Southern Industries Inc.	349	37,605
Norfolk Southern Corp.	2,214	161,976
Union Pacific Corp.	2,174	344,775
United Parcel Service Inc. Class B	2,797	242,780

		1,378,342
WATER — 0.04%
American Water Works Co. Inc.	1,171	49,978

		49,978

TOTAL COMMON STOCKS
(Cost: $103,903,016)		111,733,618

Security	Shares	Value

SHORT-TERM INVESTMENTS — 0.15%

MONEY MARKET FUNDS — 0.15%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	169,644	$169,644

		169,644

TOTAL SHORT-TERM INVESTMENTS (Cost: $169,644)		169,644

TOTAL INVESTMENTS IN SECURITIES — 99.91%
(Cost: $104,072,660)		111,903,262
Other Assets, Less Liabilities — 0.09%		104,972

NET ASSETS — 100.00%		$112,008,234

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2013

	iShares MSCI USA Momentum Factor ETF	iShares MSCI USA Quality Factor ETF	iShares MSCI USA Size Factor ETF

ASSETS
Investments, at cost:
Unaffiliated	$133,788,066	$109,814,166	$104,076,373
Affiliated (Note 2)	2,077,100	277,914	523,752

Total cost of investments	$135,865,166	$110,092,080	$104,600,125

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$139,286,508	$109,928,574	$109,699,383
Affiliated (Note 2)	2,102,492	277,914	556,704

Total fair value of investments	141,389,000	110,206,488	110,256,087
Receivables:
Investment securities sold	—	—	245
Dividends and interest	202,389	20,571	101,393
Capital shares sold	12,477	—	—

Total Assets	141,603,866	110,227,059	110,357,725

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	324,280	—	—
Investment advisory fees (Note 2)	15,803	6,649	13,839

Total Liabilities	340,083	6,649	13,839

NET ASSETS	$141,263,783	$110,220,410	$110,343,886

Net assets consist of:
Paid-in capital	$137,178,469	$110,092,080	$104,617,652
Undistributed net investment income	202,913	13,922	198,414
Accumulated net realized loss	(1,641,433)	—	(128,142)
Net unrealized appreciation	5,523,834	114,408	5,655,962

NET ASSETS	$141,263,783	$110,220,410	$110,343,886

Shares outstanding[b]	2,600,000	2,200,000	2,050,000

Net asset value per share	$54.33	$50.10	$53.83

[a]	Securities on loan with values of $313,662, $ — and $ —, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2013

iShares MSCI USA Value Factor ETF

ASSETS
Investments, at cost:
Unaffiliated	$103,268,496
Affiliated (Note 2)	804,164

Total cost of investments	$104,072,660

Investments in securities, at fair value (Note 1):
Unaffiliated	$111,008,616
Affiliated (Note 2)	894,646

Total fair value of investments	111,903,262
Receivables:
Investment securities sold	209
Dividends	118,825

Total Assets	112,022,296

LIABILITIES
Payables:
Investment advisory fees (Note 2)	14,062

Total Liabilities	14,062

NET ASSETS	$112,008,234

Net assets consist of:
Paid-in capital	$104,125,701
Undistributed net investment income	183,505
Accumulated net realized loss	(131,574)
Net unrealized appreciation	7,830,602

NET ASSETS	$112,008,234

Shares outstanding[a]	2,050,000

Net asset value per share	$54.64

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Period ended July 31, 2013

	iShares MSCI USA Momentum Factor ETF[a]	iShares MSCI USA Quality Factor ETF[b]	iShares MSCI USA Size Factor ETF[a]

NET INVESTMENT INCOME
Dividends — unaffiliated[c]	$658,387	$20,571	$678,944
Dividends — affiliated (Note 2)	7,116	—	1,706
Interest — affiliated (Note 2)	3	—	2
Securities lending income — affiliated (Note 2)	5	—	—

Total investment income	665,511	20,571	680,652

EXPENSES
Investment advisory fees (Note 2)	49,129	6,649	46,459

Total expenses	49,129	6,649	46,459

Net investment income	616,382	13,922	634,193

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,646,230)	—	(131,582)
Investments — affiliated (Note 2)	(295)	—	256
In-kind redemptions — unaffiliated	1,613,555	—	601,288
In-kind redemptions — affiliated (Note 2)	—	—	4,412

Net realized gain (loss)	(32,970)	—	474,374

Net change in unrealized appreciation/depreciation	5,523,834	114,408	5,655,962

Net realized and unrealized gain	5,490,864	114,408	6,130,336

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,107,246	$128,330	$6,764,529

[a]	For the period from April 16, 2013 (commencement of operations) to July 31, 2013.
[b]	For the period from July 16, 2013 (commencement of operations) to July 31, 2013.
[c]	Net of foreign withholding tax of $1,183, $69 and $254, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Operations (Continued)

iSHARES® TRUST

Period ended July 31, 2013

iShares MSCI USA Value Factor ETF[a]

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$660,693
Dividends — affiliated (Note 2)	4,225
Interest — affiliated (Note 2)	2

Total investment income	664,920

EXPENSES
Investment advisory fees (Note 2)	46,797

Total expenses	46,797

Net investment income	618,123

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(131,508)
Investments — affiliated (Note 2)	(138)
In-kind redemptions — unaffiliated	852,908
In-kind redemptions — affiliated (Note 2)	6,159

Net realized gain	727,421

Net change in unrealized appreciation/depreciation	7,830,602

Net realized and unrealized gain	8,558,023

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,176,146

[a]	For the period from April 16, 2013 (commencement of operations) to July 31, 2013.
[b]	Net of foreign withholding tax of $287.

See notes to financial statements.

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI USA Momentum Factor ETF	iShares MSCI USA Quality Factor ETF
	Period from April 16, 2013[a] to July 31, 2013	Period from July 16, 2013[a] to July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$616,382	$13,922
Net realized loss	(32,970)	—
Net change in unrealized appreciation/depreciation	5,523,834	114,408

Net increase in net assets resulting from operations	6,107,246	128,330

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(413,469)	—

Total distributions to shareholders	(413,469)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	161,469,845	110,092,080
Cost of shares redeemed	(25,899,839)	—

Net increase in net assets from capital share transactions	135,570,006	110,092,080

INCREASE IN NET ASSETS	141,263,783	110,220,410

NET ASSETS
Beginning of period	—	—

End of period	$141,263,783	$110,220,410

Undistributed net investment income included in net assets at end of period	$202,913	$13,922

SHARES ISSUED AND REDEEMED
Shares sold	3,100,000	2,200,000
Shares redeemed	(500,000)	—

Net increase in shares outstanding	2,600,000	2,200,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI USA Size Factor ETF	iShares MSCI USA Value Factor ETF
	Period from April 16, 2013[a] to July 31, 2013	Period from April 16, 2013[a] to July 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$634,193	$618,123
Net realized gain	474,374	727,421
Net change in unrealized appreciation/depreciation	5,655,962	7,830,602

Net increase in net assets resulting from operations	6,764,529	9,176,146

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(435,779)	(434,618)

Total distributions to shareholders	(435,779)	(434,618)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	111,756,972	111,179,978
Cost of shares redeemed	(7,741,836)	(7,913,272)

Net increase in net assets from capital share transactions	104,015,136	103,266,706

INCREASE IN NET ASSETS	110,343,886	112,008,234

NET ASSETS
Beginning of period	—	—

End of period	$110,343,886	$112,008,234

Undistributed net investment income included in net assets at end of period	$198,414	$183,505

SHARES ISSUED AND REDEEMED
Shares sold	2,200,000	2,200,000
Shares redeemed	(150,000)	(150,000)

Net increase in shares outstanding	2,050,000	2,050,000

[a]	Commencement of operations.

See notes to financial statements.

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI USA Momentum Factor ETF

Period from Apr. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$51.62

Income from investment operations:
Net investment income[b]	0.29
Net realized and unrealized gain[c]	2.62

Total from investment operations	2.91

Less distributions from:
Net investment income	(0.20)

Total distributions	(0.20)

Net asset value, end of period	$54.33

Total return	5.65%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$141,264
Ratio of expenses to average net assets[e]	0.15%
Ratio of net investment income to average net assets[e]	1.88%
Portfolio turnover rate[f]	38%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI USA Quality Factor ETF

Period from Jul. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$50.04

Income from investment operations:
Net investment income[b]	0.01
Net realized and unrealized gain[c]	0.05

Total from investment operations	0.06

Net asset value, end of period	$50.10

Total return	0.12%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$110,220
Ratio of expenses to average net assets[e]	0.15%
Ratio of net investment income to average net assets[e]	0.31%
Portfolio turnover rate[f]	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI USA Size Factor ETF

Period from Apr. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$50.68

Income from investment operations:
Net investment income[b]	0.31
Net realized and unrealized gain[c]	3.05

Total from investment operations	3.36

Less distributions from:
Net investment income	(0.21)

Total distributions	(0.21)

Net asset value, end of period	$53.83

Total return	6.66%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$110,344
Ratio of expenses to average net assets[e]	0.15%
Ratio of net investment income to average net assets[e]	2.05%
Portfolio turnover rate[f]	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI USA Value Factor ETF

Period from Apr. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$50.26

Income from investment operations:
Net investment income[b]	0.30
Net realized and unrealized gain[c]	4.29

Total from investment operations	4.59

Less distributions from:
Net investment income	(0.21)

Total distributions	(0.21)

Net asset value, end of period	$54.64

Total return	9.16%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$112,008
Ratio of expenses to average net assets[e]	0.15%
Ratio of net investment income to average net assets[e]	1.98%
Portfolio turnover rate[f]	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares Factor ETF	Diversification Classification
MSCI USA Momentum[a]	Diversified
MSCI USA Quality[b]	Non-diversified
MSCI USA Size[a]	Diversified
MSCI USA Value[a]	Diversified

[a]	The Fund commenced operations on April 16, 2013.
[b]	The Fund commenced operations on July 16, 2013.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or other default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of July 31, 2013, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Factor ETF	Investment Advisory Fee
MSCI USA Momentum	0.15%
MSCI USA Quality	0.15
MSCI USA Size	0.15
MSCI USA Value	0.15

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the period ended July 31, 2013, the iShares MSCI USA Momentum Factor ETF retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amount of $3.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the period ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Factor ETF and Name of Affiliated Issuer	Shares Held at Beginning of Period	Shares Purchased	Shares Sold	Shares Held at End of Period	Value at End of Period	Dividend Income	Net Realized Gain (Loss)
MSCI USA Momentum
BlackRock Inc.	—	5,507	(12)	5,495	$1,549,370	$7,116	$(295)

MSCI USA Size
BlackRock Inc.	—	729	(174)	555	$156,488	$869	$3,534
PNC Financial Services Group Inc. (The)	—	2,203	(301)	1,902	144,647	837	1,134

					$301,135	$1,706	$4,668

MSCI USA Value
BlackRock Inc.	—	699	(74)	625	$176,225	$1,050	$1,114
PNC Financial Services Group Inc. (The)	—	7,951	(735)	7,216	548,777	3,175	4,907

					$725,002	$4,225	$6,021

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended July 31, 2013 were as follows:

iShares Factor ETF	Purchases	Sales
MSCI USA Momentum	$44,585,358	$45,467,462
MSCI USA Size	5,217,516	5,150,564
MSCI USA Value	6,242,320	6,410,578

In-kind transactions (see Note 4) for the period ended July 31, 2013 were as follows:

iShares Factor ETF	In-kind Purchases	In-kind Sales
MSCI USA Momentum	$160,975,578	$24,747,866
MSCI USA Quality	109,814,166	—
MSCI USA Size	111,467,807	7,659,057
MSCI USA Value	110,922,388	7,577,627

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates.

As of July 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of July 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, a Fund can resell or re-pledge the collateral and the borrower can resell or re-pledge the loaned securities.

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2013, the iShares MSCI USA Momentum Factor ETF had securities on loan with a market value of $313,662 as disclosed in the Fund’s statement of assets and liabilities. The value of the related collateral disclosed in the Fund’s schedule of investments exceeded the value of the securities on loan at period end.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares Factor ETF	Paid-in Capital	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI USA Momentum	$1,608,463	$(1,608,463)
MSCI USA Size	602,516	(602,516)
MSCI USA Value	858,995	(858,995)

The tax character of distributions paid during the period ended July 31, 2013 was as follows:

iShares Factor ETF	2013
MSCI USA Momentum
Ordinary income	$413,469

MSCI USA Size
Ordinary income	$435,779

MSCI USA Value
Ordinary income	$434,618

As of July 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares Factor ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
MSCI USA Momentum	$202,913	$—	$(1,047,025)	$4,929,426	$4,085,314
MSCI USA Quality	13,922	—	—	114,408	128,330
MSCI USA Size	198,414	—	(39,176)	5,566,996	5,726,234
MSCI USA Value	183,505	—	(29,236)	7,728,264	7,882,533

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2013, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares Factor ETF	Non- Expiring
MSCI USA Momentum	$1,047,025
MSCI USA Size	39,176
MSCI USA Value	29,236

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Factor ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI USA Momentum	$136,459,574	$6,544,269	$(1,614,843)	$4,929,426
MSCI USA Quality	110,092,080	1,919,234	(1,804,826)	114,408
MSCI USA Size	104,689,091	7,349,132	(1,782,136)	5,566,996
MSCI USA Value	104,174,998	9,105,728	(1,377,464)	7,728,264

Management has reviewed the tax positions as of July 31, 2013 and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI USA Momentum Factor ETF, iShares MSCI USA Quality Factor ETF, iShares MSCI USA Size Factor ETF and iShares MSCI USA Value Factor ETF (the “Funds”), at July 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 20, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	57

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal period ended July 31, 2013 qualified for the dividends-received deduction:

iShares Factor ETF	Dividends- Received Deduction
MSCI USA Momentum	80.85%
MSCI USA Size	90.04
MSCI USA Value	95.98

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal period ended July 31, 2013:

iShares Factor ETF	Qualified Dividend Income
MSCI USA Momentum	$413,469
MSCI USA Size	435,779
MSCI USA Value	434,618

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I.	iShares MSCI USA Momentum Factor ETF, iShares MSCI USA Size Factor ETF and iShares MSCI USA Value Factor ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on March 21-22, 2013, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process.

In selecting BFA and approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including any proposed advisory fees, waivers/reimbursements, and gross and net total expenses of the Funds in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Funds’ applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size, sponsor, inception date, or other differentiating factors, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or other funds that pursue investment strategies similar to those of the Funds, the Lipper Group included, in part, mutual funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a general description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the proposed investment advisory fees and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in the Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the proposed investment advisory fees and expense levels of the Funds supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board noted that BFA is an indirect wholly-owned subsidiary of BlackRock. The Board acknowledged that additional resources to support iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including, in such areas as investor education, product

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	59

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

management, customized portfolio consulting support, and capital markets support. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Funds would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered BFA’s investment and risk management processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Funds and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Funds to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Funds since the proposed relationships had not yet commenced. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following each Fund’s launch and will thus be in a position to evaluate whether, following the expiration of the Advisory Contract’s initial two-year term, any adjustments in the Funds’ fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board further noted management’s assertion that future economies of scale for the Funds had been taken into consideration by fixing the investment advisory fee rates at the low end of the market place, effectively giving shareholders of the Funds, from inception, the benefits of lower fees. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually following an initial two-year period, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board considered certain information received at previous meetings regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts that track the same underlying indices as the Funds. The Board further noted that BFA previously provided the Board with detailed information regarding how Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive, services provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to Other Accounts

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Funds by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally would not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Funds’ securities lending agent, and its affiliates, in the event of any lending of the Funds’ securities. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Funds and their shareholders to approve the Advisory Contract.

II.	iShares MSCI USA Quality Factor ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on June 10-11, 2013, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including any proposed advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	61

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size, sponsor, inception date, or other differentiating factors, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included, in part, mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds), as applicable. In support of its review of the statistical information, the Board was provided with a general description of the methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the proposed investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rate and overall expenses of the funds in the Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the proposed investment advisory fees and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationships had not yet commenced. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and will thus be in a position to evaluate whether, following the expiration of the Advisory Contract’s initial two-year term, any adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually following an initial two-year period, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board considered certain information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts that track the same underlying index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive, services provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally would not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates, in the event of any lending of the Fund’s securities. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	63

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 299 Funds (as of July 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	65

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).
Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).
Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).
Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	67

Notes:

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	69

Notes:

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-711-0713

Item 2. Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2011 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended July 31, 2013, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the fifty-seven series of the Registrant for which the fiscal year-end is July 31, 2013 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $653,475 for the fiscal year ended July 31, 2012 and $749,640 for the fiscal year ended July 31, 2013.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended July 31, 2012 and July 31, 2013 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $175,570 for the fiscal year ended July 31, 2012 and $205,110 for the fiscal year ended July 31, 2013.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended July 31, 2012 and July 31, 2013 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended July 31, 2013 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were, $3,656,201 for the fiscal year ended July 31, 2012 and $4,910,095 for the fiscal year ended July 31, 2013.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determ ined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6. Investments.

(a) Full schedules of investments attached.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date:	September 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date:	September 26, 2013

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date:	September 26, 2013